UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-09491

Allianz Variable Insurance Products Trust

(Exact name of registrant as specified in charter)

5701 Golden Hills Drive, Minneapolis, MN 55416-1297

(Address of principal executive offices) (Zip code)

Citi Fund Services Ohio, Inc., 4400 Easton Commons, Suite 200, Columbus, OH 43219-8000

(Name and address of agent for service)

Registrant’s telephone number, including area code: 800-624-0197

Date of fiscal year end: December 31

Date of reporting period: December 31, 2016

Item 1. Reports to Stockholders.

AZL® BlackRock Global Allocation Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Consolidated Expense Examples and Portfolio Composition

Consolidated Schedule of Portfolio Investments

Consolidated Statement of Assets and Liabilities

Consolidated Statement of Operations

Consolidated Statements of Changes in Net Assets

Consolidated Financial Highlights

Notes to the Consolidated Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® BlackRock Global Allocation Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® BlackRock Global Allocation Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® BlackRock Global Allocation Fund (the “Fund”) returned 4.35%. That compared to a 8.65%, 11.96%, 4.82%, 0.54%, 1.81% and 6.02% total return for its benchmarks, the FTSE World Index1, the S&P 500 Index1, the FTSE World ex U.S. Index1, the BofA Merrill Lynch 5-Year U.S. Treasury Bond Index1, the Citigroup Non-USD World Government Bond Index1, and the Reference Benchmark1, respectively.

U.S. equity markets generally outperformed international equities for the 12-month period; the S&P 500 Index gained 11.96% while the FTSE World Ex U.S. Index posted a more modest advance of 4.82%. These gains came despite a weak start to the year, when investors grew concerned about slowing global economic growth, particularly in China, and falling commodity prices. Markets rebounded in mid-February as China’s central banks announced stimulus measures and the U.S. Federal Reserve (the Fed) adopted a cautious tone on interest rates. Equity market gains were briefly interrupted in late June when the U.K. voted to leave the European Union, and again prior to the U.S. elections in November. However, domestic equities rallied strongly following the election of Donald Trump in anticipation of stronger economic growth.

In fixed income markets, the year began with risk-averse investors driving credit spreads (the difference in yield between U.S. Treasuries and other bonds) wider. As sentiment recovered in the middle of the first quarter, spreads narrowed once again, pushing volatility to its lowest level since August 2015.

For much of the period, investors flocked to U.S. investment-grade bonds in search of yield amid historically low interest rates fueled in part by continued quantitative easing efforts by the European Central Bank and Bank of Japan. This shift drove up bond prices and further squeezed credit spreads. In November, the surprise victory of President Trump fueled inflation expectations on stronger economic growth. In this environment, the Fed decided to raise interest rates in December and strike a slightly more hawkish tone for 2017.

The Fund underperformed its reference benchmark for the 12-month period under review. A higher-than-benchmark exposure to Japanese stocks dragged on relative performance as that country’s equities underperformed. An underweight position to U.S. equities also detracted, as domestic stocks largely outperformed their international counterparts. Stock selection in the telecom services, utilities, real estate and consumer discretionary sectors also weighed on relative results. Other detractors included exposure to commodity-related securities. The Fund’s currency management strategy—particularly an underweight position to the Brazilian real, Japanese yen, and Canadian dollar—also detracted from relative performance.*

Within equities, the Fund’s relative performance benefited from lower-than-benchmark exposure to both financials and consumer staples stocks, which struggled for much of the period under review. Stock selection among financials also contributed to relative results. The Fund’s stock selection and overweight position in the energy sector added to relative performance, as that sector benefited from the rebound in oil prices that began midway through the first quarter.*

Among fixed income holdings, the Fund’s tilt toward corporate bonds contributed to relative returns; the sector outperformed for much of the period as credit spreads narrowed.*

The Fund uses derivatives, which may include options, futures, swaps and forward contracts both to seek to enhance returns of the Fund and to hedge (or protect) against adverse movements in currency exchange rates, interest rates and movements in the securities markets. During the period, the Fund’s use of derivatives detracted from the Fund’s performance.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® BlackRock Global Allocation Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek high total investment return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a portfolio of equity, debt and money market securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	1 Year	3 Year	Since Inception (1/10/12)
AZL® BlackRock Global Allocation Fund	4.35%	1.63%	5.14%
FTSE World Index	8.65%	3.93%	9.94%
S&P 500 Index	11.96%	8.87%	14.10%
FTSE World ex U.S. Index	4.82%	-1.11%	5.63%
BofA Merrill Lynch 5-Year U.S. Treasury Bond Index	0.54%	1.65%	0.96%
Citigroup Non-U.S. Dollar World Government Bond Index	1.81%	-2.18%	-1.78%
Reference Benchmark	6.02%	3.09%	6.46%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® BlackRock Global Allocation Fund	1.11%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.19% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the The FTSE World Index that is a market-capitalization weighted index representing the performance of the large- and mid-capitalization stocks from the FTSE Global Equity Index Series and covers 90-95% of the investable market capitalization. Standard & Poor’s 500 Index (“S&P 500”), which is representative of 500 selected common stocks, most of which, are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The FTSE World ex U.S. Index is part of a range of indexes designed to help U.S. investors benchmark their international investments. The index is comprised of (84%) large- and (16%) mid-cap stocks providing coverage of Developed and Emerging Markets (46 countries) excluding the U.S. The index is derived from the FTSE Global Equity Index Series, which covers 98% of the world’s investable market capitalization. The BofA Merrill Lynch 5-Year U.S. Treasury Bond Index is designed to track the total return of the current coupon 5-Year U.S. Treasury bond. The Citigroup Non-U.S. Dollar World Government Bond Index is a market capitalization-weighted index that tracks 10 government bond indices, excluding the U.S. The Reference Benchmark is comprised of (36%) S&P 500; (24%) FTSE World ex U.S. Index; (24%) BofA Merrill Lynch 5-Year U.S. Treasury Bond Index; and (16%) Citigroup Non-U.S. Dollar World Government Bond. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL BlackRock Global Allocation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL BlackRock Global Allocation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL BlackRock Global Allocation Fund	$1,000.00	$1,043.50	$5.80	1.13%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL BlackRock Global Allocation Fund	$1,000.00	$1,019.46	$5.74	1.13%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Consolidated Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	54.4%
U.S. Treasury Obligations	15.3
Foreign Bonds	14.1
Securities Held as Collateral for Securities on Loan	4.3
Corporate Bonds	3.0
Exchange Traded Funds	2.8
Yankee Dollars	2.8
Money Markets	1.9
Preferred Stocks	1.8
Bank Loans	1.2
Convertible Bonds	1.1
Purchased Options	1.1
Convertible Preferred Stocks	0.3
Collateralized Mortgage Obligations	0.1
Mutual Funds	0.1
Purchased Swaptions	0.1
Private Placements	—	^
Warrants	—	^
Rights	—	^

Total Investment Securities	104.4
Net other assets (liabilities)	(4.4)

Net Assets	100.0%

^	Represents less than 0.05%

Investments	Percent of Net Assets
United States	59.5%
Japan	16.6
United Kingdom	4.1
France	2.7
Canada	2.3
Germany	2.3
Netherlands	2.0
Australia	1.6
Switzerland	1.2
Italy	1.0
All other countries	11.1

Total Investment Securities	104.4
Net other assets (liabilities)	(4.4)

Net Assets	100.0%

3

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value

Common Stocks (54.3%):
Aerospace & Defense (1.3%):
149,433	BAE Systems plc	$1,085,029
382	Boeing Co. (The)	59,470
530	Dassault Aviation SA	591,292
21,926	European Aeronautic Defence & Space Co. NV	1,446,877
493	General Dynamics Corp.	85,121
3,382	Hexcel Corp.^	173,971
42,667	Meggitt plc	240,906
349	Northrop Grumman Corp.	81,170
398	Raytheon Co.	56,516
19,213	Safran SA	1,383,087

		5,203,439

Airlines (1.2%):
20,251	Delta Air Lines, Inc.	996,147
41,500	Japan Airlines Co., Ltd.	1,211,172
20,195	Southwest Airlines Co.	1,006,519
24,735	United Continental Holdings, Inc.*	1,802,686

		5,016,524

Auto Components (1.1%):
9,700	Aisin Sieki Co., Ltd.	419,832
16,600	Bridgestone Corp.	597,214
95,683	Cheng Shin Rubber Industry Co., Ltd.	179,910
21,500	Denso Corp.	928,896
1,800	Exedy Corp.	50,563
13,400	Futaba Industrial Co., Ltd.	78,150
1,317	Goodyear Tire & Rubber Co.^	40,656
5,300	Koito Manufacturing Co., Ltd.	279,903
956	Lear Corp.	126,546
3,800	Stanley Electric Co., Ltd.	103,593
30,500	Sumitomo Electric Industries, Ltd.	437,993
23,000	Toyota Industries Corp.	1,092,453

		4,335,709

Automobiles (1.3%):
158,000	Brilliance China Automotive Holdings, Ltd.	216,861
47,720	Ford Motor Co.	578,844
31,600	Fuji Heavy Industries, Ltd.	1,285,535
2,258	Hero MotoCorp, Ltd.	100,896
17,800	Honda Motor Co., Ltd.	518,281
4,381	Hyundai Motor Co.	526,433
9,300	Isuzu Motors, Ltd.	117,420
3,683	Maruti Suzuki India, Ltd.	286,925
37,100	Suzuki Motor Corp.	1,302,484
4,100	Toyota Motor Corp.	239,387
144	Volkswagen AG	20,679

		5,193,745

Banks (4.1%):
60,829	Banco Bilbao Vizcaya Argentaria SA	410,313
109,951	Banco Santander SA	573,887
137,809	Bank of America Corp.	3,045,579
12,581	BNP Paribas SA	801,312

Shares		Fair Value
Common Stocks, continued
Banks, continued
30,626	Citigroup, Inc.	$1,820,103
1,328	Fifth Third Bancorp^	35,816
206,417	HSBC Holdings plc	1,668,733
66,782	ING Groep NV	939,682
29,178	JPMorgan Chase & Co.	2,517,770
115,400	Mitsubishi UFJ Financial Group, Inc.	709,566
38,200	Sumitomo Mitsui Financial Group, Inc.	1,448,350
11,507	SunTrust Banks, Inc.	631,159
50,560	Svenska Handelsbanken AB, Class A	702,799
13,358	Toronto-Dominion Bank (The)	658,895
17,783	Wells Fargo & Co.	980,021

		16,943,985

Beverages (0.7%):
12,737	Anheuser-Busch InBev NV	1,344,922
13,900	Asahi Breweries, Ltd.	438,318
477	Constellation Brands, Inc., Class C	73,129
6,820	Diageo plc, ADR^	708,871
1,475	PepsiCo, Inc.	154,329

		2,719,569

Biotechnology (1.0%):
983	AbbVie, Inc.	61,555
2,834	Amgen, Inc.	414,359
1,599	Biogen Idec, Inc.*	453,444
28,639	Gilead Sciences, Inc.	2,050,840
15,263	Invitae Corp.*	121,188
16,063	Shire plc	910,077
2,812	Vertex Pharmaceuticals, Inc.*	207,160

		4,218,623

Building Products (0.5%):
12,025	Compagnie de Saint-Gobain SA	559,880
4,900	Daikin Industries, Ltd.	448,798
8,066	Fortune Brands Home & Security, Inc.^	431,208
16,733	Masco Corp.	529,098

		1,968,984

Capital Markets (1.0%):
503	Ameriprise Financial, Inc.	55,803
762	Bank of New York Mellon Corp. (The)	36,104
1,070	Brookfield Asset Management, Inc., Class A	35,308
20,018	Charles Schwab Corp. (The)	790,110
533	CME Group, Inc.	61,482
19,000	Daiwa Securities Group, Inc.	116,733
5,239	Goldman Sachs Group, Inc. (The)	1,254,478
26,170	Morgan Stanley	1,105,682
34,837	UBS Group AG	545,532

		4,001,232

Chemicals (2.5%):
8,422	Air Products & Chemicals, Inc.	1,211,252
11,287	AkzoNobel NV	704,788
2,657	Arkema SA	259,535
55,000	Asahi Kasei Corp.	478,896

Continued

4

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
46,960	Axalta Coating Systems, Ltd.*	$1,277,312
6,032	BASF SE	562,469
21,823	E.I. du Pont de Nemours & Co.	1,601,808
11,250	Evonik Industries AG	334,919
20,000	Formosa Chemicals & Fibre Corp.	59,545
22,000	Formosa Plastics Corp.	60,712
16,200	Hitachi Chemical Co., Ltd.	404,310
342	LG Chem, Ltd.	73,758
28,000	Nan Ya Plastics Corp.	61,699
8,400	Nitto Denko Corp.	643,262
47,800	PTT Global Chemical Public Co., Ltd.	83,768
772	Sherwin Williams Co.	207,467
19,700	Shin-Etsu Chemical Co., Ltd.	1,518,486
54,000	Toray Industries, Inc.	436,510
150,000	Ube Industries, Ltd.	313,718
5,429	Umicore SA	308,969

		10,603,182

Commercial Services & Supplies (0.0%):
1,700	SECOM Co., Ltd.	124,074

Communications Equipment (0.5%):
1,583	Cisco Systems, Inc.	47,838
31,923	CommScope Holding Co., Inc.*	1,187,536
210,228	Nokia OYJ	1,010,887

		2,246,261

Construction & Engineering (0.4%):
12,000	Chiyoda Corp.	82,959
4,700	ComSys Holdings Corp.	85,968
11,100	JGC Corp.	201,021
10,800	Kinden Corp.	134,331
3,000	Maeda Road Construction Co., Ltd.	50,106
4,000	Nippo Corp.	74,562
42,000	Okumura Corp.	235,965
1,000	Sho-Bond Holdings Co., Ltd.^	41,572
44,000	Toda Corp.	231,796
7,084	Vinci SA	481,778

		1,620,058

Construction Materials (0.0%):
12,200	The Siam Cement Public Co., Ltd.	168,719

Consumer Finance (0.2%):
997	Capital One Financial Corp.	86,978
10,825	Discover Financial Services	780,375

		867,353

Containers & Packaging (0.2%):
1,028	Crown Holdings, Inc.*	54,042
1,425	International Paper Co.	75,611
893	Packaging Corp. of America	75,744
12,496	WestRock Co.	634,422

		839,819

Distributors (0.0%):
3,700	Canon Marketing Japan, Inc.	62,146

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services (0.1%):
15,078	H&R Block, Inc.^	$346,643

Diversified Financial Services (0.8%):
6	Berkshire Hathaway, Inc., Class A*	1,464,726
9,090	Berkshire Hathaway, Inc., Class B*	1,481,488
65,000	Fubon Financial Holdings Co., Ltd.	102,989
2,400	Zenkoku Hosho Co., Ltd.	77,025

		3,126,228

Diversified Telecommunication Services (1.0%):
42,356	Cellnex Telecom SAU	608,224
31,000	Chunghwa Telecom Co., Ltd.	97,812
54,167	Deutsche Telekom AG, Registered Shares	930,435
13,794	El Towers SpA*	743,086
58,000	HKT Trust & HKT, Ltd.	70,987
13,000	Nippon Telegraph & Telephone Corp.	546,535
37,600	Singapore Telecommunications, Ltd.	94,384
1,134,637	Telecom Italia SpA*	998,874
32,883	Telecom Italia SpA	23,763
3,876	Verizon Communications, Inc.	206,901

		4,321,001

Electric Utilities (0.7%):
4,352	CEZ	72,863
9,000	Cheung Kong Infrastructure Holdings, Ltd.	71,585
17,700	Chubu Electric Power Co., Inc.	246,940
10,500	CLP Holdings, Ltd.	95,947
145,084	Enel SpA	638,368
8,500	Hongkong Electric Holdings, Ltd.	74,888
14,009	NextEra Energy, Inc.	1,673,515
4,133	Vistra Energy Corp.^	64,062

		2,938,168

Electrical Equipment (0.4%):
42,000	GS Yuasa Corp.	174,297
2,300	Mabuchi Motor Co., Ltd.	119,458
89,100	Mitsubishi Electric Corp.	1,238,792
364	Rockwell Automation, Inc.	48,922

		1,581,469

Electronic Equipment, Instruments & Components (0.6%):
36,188	Fitbit, Inc., Class A*^	264,896
800	Hirose Electric Co., Ltd.	98,942
43,400	Hon Hai Precision Industry Co., Ltd.	112,442
500	Keyence Corp.	342,633
3,800	Kyocera Corp.	188,501
6,900	Murata Manufacturing Co., Ltd.	918,971
29,763	VeriFone Systems, Inc.*^	527,698

		2,454,083

Energy Equipment & Services (0.2%):
788	Helmerich & Payne, Inc.	60,991
7,741	Schlumberger, Ltd.^	649,857

		710,848

Continued

5

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts (0.7%):
1,288	American Tower Corp.	$136,116
7,206	Crown Castle International Corp.	625,265
189,350	Fibra UNO Amdinistracion SA	289,486
8,000	Link REIT (The)	51,663
7,207	Simon Property Group, Inc.	1,280,467
1,766	Unibail-Rodamco SE	420,916

		2,803,913

Food & Staples Retailing (0.6%):
7,003	CVS Health Corp.	552,607
15,000	Seven & I Holdings Co., Ltd.	570,916
6,104	Walgreens Boots Alliance, Inc.	505,167
28,136	Whole Foods Market, Inc.^	865,463

		2,494,153

Food Products (1.3%):
37,500	Ajinomoto Co., Inc.	754,306
25,960	Danone SA	1,642,910
5,590	Mead Johnson Nutrition Co.	395,549
3,116	Mondelez International, Inc., Class A	138,132
33,335	Nestle SA, Registered Shares	2,391,694
690	Tyson Foods, Inc., Class A	42,559
44,000	Uni-President Enterprises Corp.	72,646
89,000	Want Want China Holdings, Ltd.^	56,881

		5,494,677

Gas Utilities (0.3%):
13,556	Gas Natural SDG SA	255,338
2,641	Italgas SpA*	10,390
176,000	Tokyo Gas Co., Ltd.	794,605

		1,060,333

Health Care Equipment & Supplies (0.8%):
14,560	Baxter International, Inc.	645,590
27,800	HOYA Corp.	1,165,297
2,377	Medtronic plc	169,314
403	Stryker Corp.^	48,283
12,768	Zimmer Holdings, Inc.	1,317,658

		3,346,142

Health Care Providers & Services (1.7%):
13,395	Aetna, Inc.	1,661,113
4,600	Alfresa Holdings Corp.	75,848
8,497	Anthem, Inc.	1,221,613
33,609	Brookdale Senior Living, Inc.*^	417,424
1,042	Cardinal Health, Inc.	74,993
8,059	Centene Corp.*	455,414
11,606	HCA Holdings, Inc.*	859,076
330	McKesson Corp.	46,349
5,300	Medipal Holdings Corp.	83,221
39,182	NMC Health plc	743,920
482,998	PT Siloam International Hospital Tbk*	390,772
103,489	Spire Healthcare Group plc	429,803
2,200	Suzuken Co., Ltd.	71,770
35,378	Tenet Healthcare Corp.*	525,010

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services, continued
449	UnitedHealth Group, Inc.	$71,858

		7,128,184

Hotels, Restaurants & Leisure (0.6%):
12,770	Accor SA	476,011
2,997	Chipotle Mexican Grill, Inc.*^	1,130,828
665	McDonald’s Corp.	80,944
6,452	Norwegian Cruise Line Holdings, Ltd.*^	274,404
8,397	Starbucks Corp.	466,201
877	Wyndham Worldwide Corp.	66,976

		2,495,364

Household Durables (0.3%):
3,000	Alpine Electronics, Inc.	38,875
11,726	Berkeley Group Holdings plc (The)	405,252
1,262	Coway Co., Ltd.	92,187
2,639	Mohawk Industries, Inc.*	526,956
2,700	Rinnai Corp.	217,528

		1,280,798

Household Products (0.2%):
1,859	Colgate-Palmolive Co.	121,653
5,377	Kimberly-Clark Corp.	613,624

		735,277

Independent Power & Renewable Electricity Producers (0.1%):
13,439	NextEra Energy Partners LP	343,232

Industrial Conglomerates (0.9%):
308	3M Co., Class C	55,000
8,500	CK Hutchison Holdings, Ltd.	95,962
1,300	Jardine Matheson Holdings, Ltd.	71,712
36,543	Koninklijke Philips Electronics NV	1,113,707
6,778	Roper Industries, Inc.^	1,240,916
4,446	Siemens AG, Registered Shares	546,432
24,066	Smiths Group plc	417,987

		3,541,716

Insurance (2.0%):
75,000	AIA Group, Ltd.	419,742
12,790	Allstate Corp. (The)	947,994
615	American International Group, Inc.	40,166
23,743	AXA SA	599,042
1,057	Axis Capital Holdings, Ltd.	68,990
65,289	Cathay Financial Holding Co., Ltd.	97,773
6,959	Chubb, Ltd.	919,423
742	Fairfax Financial Holdings, Ltd.	358,426
2,372	Hartford Financial Services Group, Inc. (The)	113,026
11,704	Marsh & McLennan Cos., Inc.	791,073
13,950	MetLife, Inc.	751,766
10,700	MS&AD Insurance Group Holdings, Inc.	330,636
21,600	NKSJ Holdings, Inc.	729,464
719	Prudential Financial, Inc.	74,819
612	Reinsurance Group of America, Inc.	77,008
20,900	Sony Financial Holdings, Inc.	323,990

Continued

6

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Insurance, continued
20,400	Tokio Marine Holdings, Inc.	$834,273
1,235	Travelers Cos., Inc. (The)	151,189
9,783	UnumProvident Corp.	429,767

		8,058,567

Internet & Direct Marketing Retail (0.9%):
4,020	Amazon.com, Inc.*	3,014,477
4,221	Expedia, Inc.	478,155

		3,492,632

Internet Software & Services (2.4%):
13,587	Alibaba Group Holding, Ltd., ADR*^	1,193,074
5,373	Alphabet, Inc., Class C*	4,146,989
95,700	Dropbox, Inc.*(a)(b)	1,042,173
27,248	Facebook, Inc., Class A*	3,134,882
5,547	Lookout, Inc.*(a)(b)	30,786
982	VeriSign, Inc.*^	74,701

		9,622,605

IT Services (1.1%):
905	Accenture plc, Class C	106,003
246	Alliance Data Systems Corp.	56,211
1,418	Amdocs, Ltd.	82,599
11,975	Cognizant Technology Solutions Corp., Class A*	670,959
1,326	Computer Sciences Corp.	78,791
7,572	Global Payments, Inc.	525,573
37,607	Infosys, Ltd.	559,201
6,707	MasterCard, Inc., Class A	692,498
21,172	Sabre Corp.^	528,241
29,557	Square, Inc., Class A*^	402,862
7,868	Visa, Inc., Class A	613,861

		4,316,799

Leisure Products (0.0%):
3,100	Yamaha Corp.	94,488

Life Sciences Tools & Services (0.1%):
11,156	Patheon NV*^	320,289
904	Thermo Fisher Scientific, Inc.	127,554

		447,843

Machinery (1.0%):
21,659	Doosan Bobcat, Inc.*	642,991
11,408	GEA Group AG	457,205
104,090	Haitian International Holdings, Ltd.	202,911
8,100	Hino Motors, Ltd.	82,209
417	Illinois Tool Works, Inc.	51,065
26,300	Komatsu, Ltd.	593,698
30,800	Kubota Corp.	438,517
3,300	Kurita Water Industries, Ltd.	72,501
1,300	Makita Corp.	86,975
3,400	Nabtesco Corp.	78,943
82,098	SKF AB, Class B	1,507,613
444	WABCO Holdings, Inc.*	47,131

		4,261,759

Shares		Fair Value
Common Stocks, continued
Media (1.7%):
2,542	Charter Communications, Inc., Class A*	$731,893
28,344	Comcast Corp., Class A	1,957,152
615,711	Delta Topco, Ltd.*(a)(b)	30,786
10,520	DISH Network Corp., Class A*	609,424
2,903	Liberty Broadband Corp., Class A*	210,351
5,632	Liberty Broadband Corp., Class C*^	417,162
9,071	Liberty Global plc, Class A*	277,482
10,623	Liberty SiriusXM Group, Class A*	366,706
19,918	Liberty SiriusXM Group, Class C*	675,619
5,500	Nippon Television Holdings, Inc.	99,703
432	Omnicom Group, Inc.^	36,768
41,172	Pearson plc	413,119
8,173	Publicis Groupe SA	563,738
68,858	RAI Way SpA^	259,449
561	Scripps Networks Interactive, Class C^	40,039
8,600	SKY Perfect JSAT Holdings, Inc.	39,520
3,500	Toho Co., Ltd.	98,926
3,100	TV Asahi Holdings Corp.	61,116
37,820	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	224,374

		7,113,327

Metals & Mining (0.1%):
17,183	Platinum Group Metals, Ltd.*	24,831
81,742	Platinum Group Metals, Ltd.*	116,891
462	POSCO	97,677
5,800	Tokyo Steel Manufacturing Co., Ltd.	44,426
2,300	Yamato Kogyo Co., Ltd.	63,799

		347,624

Multiline Retail (0.2%):
10,918	Target Corp.	788,607

Multi-Utilities (0.5%):
35,663	Innogy Se*	1,239,787
4,211	National Grid plc	49,241
7,685	Sempra Energy	773,418

		2,062,446

Oil, Gas & Consumable Fuels (4.4%):
34,884	Anadarko Petroleum Corp.	2,432,461
38,452	BP plc, ADR	1,437,335
19,672	BP plc	122,212
19,757	Cenovus Energy, Inc.	298,746
284	Chevron Corp.	33,427
94,227	Coal India, Ltd.	415,935
101,639	EnCana Corp.^	1,193,242
7,645	EQT Corp.	499,983
16,000	Formosa Petrochemical Corp.	55,385
77,100	INPEX Corp.	769,840
73,962	Marathon Oil Corp.	1,280,282
68,545	Marathon Petroleum Corp.	3,451,241
32,131	Oil & Natural Gas Corp., Ltd.	90,520
778	Phillips 66	67,227

Continued

7

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
98,439	Reliance Industries, Ltd.	$1,567,944
37,124	Royal Dutch Shell plc, ADR	2,018,802
11,288	Royal Dutch Shell plc, Class A	306,785
14,022	Snam SpA	57,669
27,800	Thai Oil Public Co., Ltd.	55,953
862	Total SA, ADR	43,936
18,499	Total SA	944,196
1,620	Valero Energy Corp.	110,678
23,284	Williams Cos., Inc. (The)	725,064

		17,978,863

Personal Products (0.8%):
19,489	Edgewell Personal Care Co.*^	1,422,502
42,167	Unilever NV	1,732,797

		3,155,299

Pharmaceuticals (2.6%):
5,500	Astellas Pharma, Inc.	76,246
20,930	AstraZeneca plc	1,134,914
4,909	Bayer AG, Registered Shares	512,062
16,132	Catalent, Inc.*	434,919
30,058	GlaxoSmithKline plc	573,927
11,716	Johnson & Johnson Co.	1,349,800
8,433	Merck & Co., Inc.	496,451
22,669	Mylan NV*	864,822
6,357	Novartis AG, Registered Shares	462,536
3,100	Otsuka Holdings Co., Ltd.	134,896
14,609	Perrigo Co. plc^	1,215,907
71,983	Pfizer, Inc.	2,338,008
12,350	Sanofi-Aventis SA	998,673
1,500	Sawai Pharmaceutical Co., Ltd.	80,423

		10,673,584

Professional Services (0.1%):
9,235	Randstad Holding NV	500,119

Real Estate Management & Development (1.5%):
505,700	CapitaLand, Ltd.	1,050,698
630,200	Global Logistic Properties, Ltd.	954,936
20,000	Hang Lung Properties, Ltd.	41,879
68,000	Mitsubishi Estate Co., Ltd.	1,348,111
38,000	Sino Land Co., Ltd.	56,250
72,666	Sun Hung Kai Properties, Ltd.	909,834
6,500	Swire Pacific, Ltd., Class A	62,051
49,034	The St. Joe Co.*^	931,646
14,940	Vonovia SE	486,582
13,000	Wharf Holdings, Ltd. (The)	85,435

		5,927,422

Road & Rail (0.8%):
39,900	ComfortDelGro Corp., Ltd.	67,795
16,600	East Japan Railway Co.	1,432,138
12,738	Kansas City Southern	1,080,819
10,200	Kyushu Railway Co.*	266,385
5,700	Seino Holdings Co., Ltd.	63,172

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
7,000	West Japan Railway Co.	$429,011

		3,339,320

Semiconductors & Semiconductor Equipment (0.6%):
1,835	Intel Corp.	66,555
734	KLA-Tencor Corp.	57,751
15,183	QUALCOMM, Inc.	989,932
10,000	ROHM Co., Ltd.	573,963
11,094	SK Hynix, Inc.	405,589
27,800	SUMCO Corp.	357,209

		2,450,999

Software (1.7%):
685	Adobe Systems, Inc.*	70,521
7,228	Electronic Arts, Inc.*	569,277
5,202	Intuit, Inc.	596,201
2,297	Microsoft Corp.	142,736
3,000	Nintendo Co., Ltd.	627,217
37,810	Nuance Communications, Inc.*	563,369
4,400	Trend Micro, Inc.	156,061
68,532	Uber Technologies, Inc.*(a)(b)	3,386,166
12,536	UbiSoft Entertainment SA*	445,899
6,208	VMware, Inc., Class A*^	488,756

		7,046,203

Specialty Retail (1.1%):
12,924	Bed Bath & Beyond, Inc.^	525,231
626	Dick’s Sporting Goods, Inc.	33,241
4,788	Home Depot, Inc. (The)	641,975
23,537	Lowe’s Cos., Inc.	1,673,951
1,100	Shimamura Co., Ltd.	137,254
5,288	Tiffany & Co.^	409,450
13,008	Williams-Sonoma, Inc.^	629,457
65,200	Yamada Denki Co., Ltd.	350,727

		4,401,286

Technology Hardware, Storage & Peripherals (1.9%):
58,767	Apple, Inc.(c)	6,806,394
3,000	Fujifilm Holdings Corp.	113,684
130,000	NEC Corp.	343,476
36,155	Pure Storage, Inc., Class A*^	408,913
1,580	Western Digital Corp.	107,361

		7,779,828

Textiles, Apparel & Luxury Goods (0.7%):
4,821	Compagnie Financiere Richemont SA	319,301
5,565	Hugo Boss AG	343,333
11,588	Luxottica Group SpA	624,075
3,259	LVMH Moet Hennessy Louis Vuitton SA	621,328
16,220	Michael Kors Holdings, Ltd.*^	697,136
406	PVH Corp.	36,637
3,093	Ralph Lauren Corp.^	279,360

		2,921,170

Continued

8

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Tobacco (0.1%):
1,451	Altria Group, Inc.	$98,117
3,300	Japan Tobacco, Inc.	108,430
963	KT&G Corp.	80,505

		287,052

Trading Companies & Distributors (0.1%):
6,751	HD Supply Holdings, Inc.*	286,985
574	United Rentals, Inc.*	60,603

		347,588

Transportation Infrastructure (0.0%):
8,000	Kamigumi Co., Ltd.	76,127

Wireless Telecommunication Services (0.8%):
23,500	Advanced Information Service plc	96,192
1,777	China Mobile, Ltd., ADR	93,168
40,000	Far EasTone Telecommunications Co., Ltd.	89,931
52,700	Intouch Holdings Public Co., Ltd.	73,150
13,900	KDDI Corp.	350,991
10,200	NTT DoCoMo, Inc.	231,985
405	SK Telecom Co., Ltd.	75,361
33,000	Taiwan Mobile Co., Ltd.	106,386
22,277	Vodafone Group plc, ADR	544,227
595,287	Vodafone Group plc	1,463,851

		3,125,243

Total Common Stocks (Cost $198,175,651)		222,952,452

Preferred Stocks (1.8%):
Automobiles (0.1%):
3,540	Volkswagen AG, 0.13%	495,891

Banks (0.2%):
12,428	Citigroup Capital XIII, Series A, 7.41%^	320,892
2,611	U.S. Bancorp, Series G, 6.00%	65,823
7,094	U.S. Bancorp, Series F, 6.50%	200,689
84,000	USB Capital IX, 3.50%	68,985

		656,389

Commercial Services & Supplies (0.0%):
3,136	Stericycle, Inc., 5.25%^	198,415

Consumer Finance (0.1%):
16,911	GMAC Capital Trust I, Series 2, 6.82%	429,539

Equity Real Estate Investment Trusts (0.1%):
1,639	American Tower Corp., Series A, 5.25%	171,685
6,282	Welltower, Inc., Series I, 6.50%	378,051

		549,736

Health Care Providers & Services (0.3%):
19,771	Anthem, Inc., 5.25%	929,829
143,925	Grand Rounds, Inc.*(a)(b)	395,794

		1,325,623

Internet Software & Services (0.2%):
63,925	Lookout, Inc.*(a)(b)	613,680

Multi-Utilities (0.2%):
13,401	Dominion Resources, Inc., 6.75%	678,091

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Preferred Stocks, continued
Pharmaceuticals (0.4%):
1,410	Teva Pharmaceutical Industries, 7.00%	$909,450
867	Allergan plc, Series A, 5.50%	661,053

		1,570,503

Software (0.2%):
116,157	Palantir Technologies, Inc., Series I*(a)(b)	939,710

Total Preferred Stocks (Cost $7,793,069)		7,457,577

Warrant (0.0%):
Paper & Forest Products (0.0%):
157,250	TFS Corp., Ltd.	50,365

Total Warrant (Cost $—)		50,365

Convertible Preferred Stocks (0.3%):
Banks (0.0%):
131	Wells Fargo & Co., Series L, Class A, 7.50%	155,890

Internet Software & Services (0.3%):
144,482	Domo, Inc., Series E*(a)(b)	1,174,638

Total Convertible Preferred Stocks (Cost $1,361,004)		1,330,528

Right (0.0%):
Oil, Gas & Consumable Fuels (0.0%):
9,579	TOTAL SA, Expires on 1/05/17(b)^	6,150

Total Right (Cost $6,080)		6,150

Private Placements (0.0%):
Household Durables (0.0%):
3,065,000	AliphCom, Inc., 0.00%, 4/1/20(a)(b)(d)	138,231

Oil, Gas & Consumable Fuels (0.0%):
268,000	Project Samson BND Corp., 0.00%, 4/1/20(a)(b)(d)	12,087

Total Private Placements (Cost $3,333,000)		150,318

Convertible Bonds (1.1%):
Diversified Telecommunication Services (0.2%):
300,000	Telefonica SA, Series TIT, 6.00%, 7/24/17+(e)	297,752
500,000	Telefonica SA, Series TEF, 4.90%, 9/25/17+	461,521

		759,273

Electrical Equipment (0.1%):
478,000	Suzlon Energy, Ltd., Series SUEL, 5.75%, 7/16/19(d)(e)	475,610

Food Products (0.0%):
400,000	REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14(a)(b)(f)	2,000

Multi-Utilities (0.0%):
3,561	Dominion Resources, Inc., 6.38%, 7/1/17	178,264

Oil, Gas & Consumable Fuels (0.3%):
486,000	Cobalt International Energy, Inc., 2.63%, 12/1/19	190,755
596,000	Cobalt International Energy, Inc., 3.13%, 5/15/24	166,880
631,620	Dana Gas Sukuk, Ltd., 7.00%, 10/31/17(e)	566,879

		924,514

Continued

9

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Convertible Bonds, continued
Pharmaceuticals (0.2%):
$800,000	Bayer Capital Corp. BV, 5.63%, 11/22/19+(e)	$918,621

Real Estate Management & Development (0.0%):
250,000	CapitaLand, Ltd., 1.95%, 10/17/23+(e)	170,776

Semiconductors & Semiconductor Equipment (0.1%):
113,000	Intel Corp., 3.25%, 8/1/39	199,233

Wireless Telecommunication Services (0.2%):
6,388	Mandatory Exchange Trust, 0.00%, 6/1/19(e)	697,888

Total Convertible Bonds (Cost $5,651,750)		4,326,179

Bank Loans (1.2%):
Capital Markets (0.4%):
857,857	Promontoria Blue Holding 2 BV, 7.00%, 4/15/20(b)(d)(g)	902,894
102,751	Sheridan Production Partners, 4.50%, 12/16/20(d)(g)	82,029
38,331	Sheridan Production Partners, 4.50%, 12/16/20(d)(g)	30,601
738,483	Sheridan Production Partners, 4.50%, 12/16/20(d)(g)	589,554

		1,605,078

Energy Equipment & Services (0.3%):
369,419	Drillships Financing Holdings, Inc., 6.00%, 3/31/21(d)	237,906
1,273,508	Seadrill, Ltd., 4.00%, 2/21/21(d)	867,258

		1,105,164

Hotels, Restaurants & Leisure (0.1%):
523,723	Hilton Worldwide Finance LLC, 3.50%, 10/26/20(d)	529,459

Marine (0.1%):
469,620	Drillships Ocean Ventures, Inc., 5.50%, 7/25/21(d)	369,140

Media (0.1%):
430,160	Univision Communications, Inc., 4.00%, 3/1/20(d)	432,311

Metals & Mining (0.0%):
166,625	Novelis, Inc., 4.25%, 6/2/22(d)	167,510

Oil, Gas & Consumable Fuels (0.1%):
405,533	Fieldwood Energy LLC, 8.38%, 9/20/20(d)	283,873
111,961	Fieldwood Holdings LLC, 8.00%, 8/31/20(d)	105,803

		389,676

Trading Companies & Distributors (0.1%):
279,150	Univar USA, Inc., 4.25%, 7/1/22(d)	281,534

Total Bank Loans (Cost $5,785,124)		4,879,872

Collateralized Mortgage Obligations (0.1%):
459,000	Logistics UK, Class F, Series 2015-1A, 0.66%, 8/20/25(a)(b)(d)	543,067

Total Collateralized Mortgage Obligations (Cost $689,595)		543,067

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (3.0%):
Banks (0.6%):
$168,000	Bank of America Corp., 2.00%, 1/11/18, MTN	$168,387
163,000	Bank of America Corp., 2.60%, 1/15/19	164,393
473,000	Citigroup, Inc., 1.80%, 2/5/18	472,735
389,000	Citigroup, Inc., Series O, 5.87%, 12/29/49, Callable 3/27/20 @ 100^(d)	392,890
451,000	JPMorgan Chase & Co., 2.30%, 8/15/21, Callable 8/15/20 @ 100	442,645
137,000	JPMorgan Chase & Co., 4.35%, 8/15/21	146,562
386,000	JPMorgan Chase & Co., 1.94%, 1/15/23, Callable 1/15/22 @ 100(d)	387,377
162,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	172,191

		2,347,180

Biotechnology (0.2%):
353,000	AbbVie, Inc., 2.50%, 5/14/20, Callable 4/14/20 @ 100	353,092
286,000	AbbVie, Inc., 2.30%, 5/14/21, Callable 4/14/21 @ 100	280,219

		633,311

Capital Markets (0.2%):
321,000	Goldman Sachs Group, Inc. (The), Series L, 5.70%, 12/29/49, Callable 5/10/19 @ 100^(d)	328,961
337,000	Goldman Sachs Group, Inc. (The), Series M, 5.38%, 12/31/49, Callable 5/10/20 @ 100^(d)	340,370
238,000	Morgan Stanley, Series H, 5.45%, 7/29/49, Callable 7/15/19 @ 100^(d)	235,620

		904,951

Communications Equipment (0.1%):
229,000	Cisco Systems, Inc., 2.20%, 2/28/21	228,507

Consumer Finance (0.3%):
292,000	Ally Financial, Inc., 2.75%, 1/30/17	292,057
203,000	Ally Financial, Inc., 3.50%, 1/27/19	204,015
209,000	American Express Co., Series C, 4.93%, 12/29/49, Callable 3/15/20 @ 100^(d)	198,289
264,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	274,357
250,000	General Motors Financial Co., 3.50%, 7/10/19	254,564
122,000	Hyundai Capital America, 2.00%, 3/19/18(e)	121,978
87,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	89,420

		1,434,680

Diversified Financial Services (0.1%):
231,000	Berkshire Hathaway, Inc., 2.75%, 3/15/23, Callable 1/15/23 @ 100	230,133

Diversified Telecommunication Services (0.3%):
412,000	AT&T, Inc., 2.38%, 11/27/18	415,600
660,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100	647,862
53,000	Hughes Satellite Systems Corp., 7.63%, 6/15/21^	58,168

Continued

10

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$71,000	Verizon Communications, Inc., 1.75%, 8/15/21, Callable 7/15/21 @ 100^	$68,110
156,000	Verizon Communications, Inc., 2.63%, 8/15/26^	143,606

		1,333,346

Equity Real Estate Investment Trusts (0.0%):
80,000	American Tower Corp., 3.40%, 2/15/19	81,756

Health Care Equipment & Supplies (0.1%):
370,000	Medtronic, Inc., 3.15%, 3/15/22	378,962

Industrial Conglomerates (0.1%):
38,000	General Electric Capital Corp., Series A, 5.55%, 5/4/20, MTN^	41,980
196,000	General Electric Capital Corp., 6.38%, 11/15/67, Callable 11/15/17 @ 100(d)	197,225
332,000	General Electric Co., Series D, 5.00%, 12/29/49, Callable 1/21/21 @ 100(d)	344,516

		583,721

Internet Software & Services (0.0%):
163,000	eBay, Inc., 3.80%, 3/9/22, Callable 2/9/22 @ 100^	168,400

Media (0.3%):
114,000	Cablevision Systems Corp., 5.88%, 9/15/22	111,150
624,776	Delta Topco, Ltd., 10.00%, 11/24/60(a)(b)	643,519
300,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(e)	315,000

		1,069,669

Metals & Mining (0.1%):
319,000	Freeport-McMoRan, Inc., 3.88%, 3/15/23, Callable 12/15/22 @ 100^	292,683

Oil, Gas & Consumable Fuels (0.0%):
136,000	Sabine Pass Liquefaction LLC, 5.63%, 4/15/23, Callable 1/15/23 @ 100	144,500

Personal Products (0.1%):
179,000	Edgewell Personal Care Co., 4.70%, 5/19/21^	188,413
167,000	Edgewell Personal Care Co., 4.70%, 5/24/22	172,010

		360,423

Pharmaceuticals (0.1%):
149,000	Forest Laboratories, Inc., 5.00%, 12/15/21, Callable 9/16/21 @ 100(e)	161,096
228,000	Mylan, Inc., 2.55%, 3/28/19^	227,511

		388,607

Real Estate Management & Development (0.1%):
473,000	Global Logistic Properties, Ltd., 3.88%, 6/4/25(b)(e)	459,176

Semiconductors & Semiconductor Equipment (0.1%):
388,000	QUALCOMM, Inc., 3.00%, 5/20/22^	393,155

Software (0.1%):
80,000	Activision Blizzard, 2.30%, 9/15/21, Callable 8/15/21 @ 100(e)	78,068

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Software, continued
$511,000	Oracle Corp., 1.90%, 9/15/21, Callable 8/15/21 @ 100	$499,345

		577,413

Wireless Telecommunication Services (0.1%):
210,000	T-Mobile USA, Inc., 6.00%, 4/15/24, Callable 4/15/19 @ 104.5	221,288

Total Corporate Bonds (Cost $11,994,446)		12,231,861

Foreign Bonds (14.1%):
Banks (0.2%):
330,000	Lloyds TSB Bank plc, Series E, 13.00%, 1/29/49, Callable 1/21/29 @ 126+(d)	712,990

Metals & Mining (0.0%):
139,000	Constellium NV, 7.00%, 1/15/23+(e)	147,029

Sovereign Bonds (13.9%):
2,093,000	Australian Government, Series 124, 5.75%, 5/15/21+	1,734,336
3,758,000	Australian Government, Series 128, 5.75%, 7/15/22+	3,191,852
609,000	Australian Government, Series 133, 5.50%, 4/21/23+	517,693
3,209,000	Brazil Nota do Tesouro Nacional, Series NTNF, 0.94%, 1/1/21+(h)(i)	949,944
209,000	Brazil Nota do Tesouro Nacional, Series NTNB, 0.00%, 8/15/22+(i)	194,487
582,959	Bundesobligation, Series 173, 0.00%, 4/9/21+	629,786
1,804,831	Bundesrepub. Deutshland, 0.20%, 8/15/26+(e)	1,864,244
1,155,000	Canada Housing Trust, 1.25%, 6/15/21+(e)	852,850
1,774,000	Canadian Government, 0.25%, 5/1/18+	1,313,844
4,518,000	Canadian Government, 0.50%, 8/1/18+	3,353,584
1,126,000	Canadian Government, 0.75%, 3/1/21+	827,755
128,000	Federative Republic of Brazil, 2.88%, 4/1/21+	137,246
79,850,000	Government of Japan, Series 350, 0.10%, 3/15/17+	683,822
1,789,000	Government of Poland, 5.75%, 10/25/21+	481,855
470,000,000	Japan Treasury Discount Bill, Series 638, 0.00%, 1/16/17+(h)	4,021,987
240,000,000	Japan Treasury Discount Bill, Series 641, 0.00%, 1/30/17+(h)	2,054,140
490,000,000	Japan Treasury Discount Bill, Series 643, 0.00%, 2/13/17+(h)	4,194,079
510,000,000	Japan Treasury Discount Bill, Series 647, 0.00%, 2/27/17+(h)	4,366,034
230,000,000	Japan Treasury Discount Bill, Series 631, 0.00%, 3/10/17+(h)	1,969,072
520,000,000	Japan Treasury Discount Bill, Series 651, 0.00%, 3/21/17+(h)	4,452,559
520,000,000	Japan Treasury Discount Bill, Serries 650, 0.00%, 6/12/17+(h)	4,455,403
218,500,000	Japan Treasury Discount Bill, Series 362, 0.10%, 3/15/18+	1,877,686

Continued

11

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Foreign Bonds, continued
Sovereign Bonds, continued
$273,450,000	Japan Treasury Discount Bill, Series 369, 0.10%, 10/15/18+	$2,352,077
63,750,500	Mexican Bonos Desarr, Series M, 6.50%, 6/10/21+(d)(j)	2,999,995
2,503,000	New Zealand Government, Series 0521, 6.00%, 5/15/21+	1,973,841
2,485,000	Nota Do Tesouro Nacional, Series NTNF, 1.23%, 1/1/18+(i)	754,504
2,118,000	Poland Government Bond, Series 1020, 5.25%, 10/25/20+	553,149
4,046,000	Poland Government Bond, Series 0725, 3.25%, 7/25/25+	949,335
4,234,000	Poland Government Bond, Series 0726, 2.50%, 7/25/26+	919,709
100,000	Republic of Argentina, 3.88%, 1/15/22+(e)	100,724
488,000	Republic of Indonesia, 2.63%, 6/14/23+(e)	515,945
1,520,000	Romania Government Bond, 4.75%, 2/24/25+	382,455
1,113,373	United Kingdom Treasury, 2.00%, 9/7/25+	1,474,236

		57,100,228

Total Foreign Bonds (Cost $62,205,898)		57,960,247

Yankee Dollars (2.8%):
Banks (0.4%):
494,000	BNP Paribas SA, 2.40%, 12/12/18	497,879
273,000	Export-Import Bank of Korea, 2.63%, 12/30/20	272,490
614,000	HSBC Holdings plc, 6.38%, 12/29/49, Callable 9/17/24 @ 100(d)	604,023
403,000	Intesa Sanpaolo SpA, 3.88%, 1/15/19	410,221

		1,784,613

Capital Markets (0.1%):
207,000	UBS Group AG, 4.13%, 9/24/25(e)	210,988

Diversified Telecommunication Services (0.1%):
272,000	Intelsat Jackson Holdings SA, 7.50%, 4/1/21, Callable 2/6/17 @ 103.75^	207,399
89,000	Intelsat Jackson Holdings SA, 8.00%, 2/15/24, Callable 2/15/19 @ 104^(e)	91,448
289,000	Telecom Italia SpA, 5.30%, 5/30/24^(e)	282,498

		581,345

Industrial Conglomerates (0.0%):
200,000	Odebrecht Finance, Ltd., 4.38%, 4/25/25(e)	115,500

Internet Software & Services (0.1%):
314,000	Alibaba Group Holding, Ltd., 3.13%, 11/28/21, Callable 9/28/21 @ 100	313,779

Oil, Gas & Consumable Fuels (0.4%):
355,000	Petroleos Mexicanos, 4.61%, 3/11/22^(d)(e)	366,094
368,000	Petroleos Mexicanos, 4.63%, 9/21/23(e)	357,990
753,000	YPF SA, 8.50%, 7/28/25^(e)	763,542

		1,487,626

Paper & Forest Products (0.3%):
1,018,000	TFS Corp., Ltd., 8.75%, 8/1/23, Callable 8/1/19 @ 106.56(e)	1,079,080

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Pharmaceuticals (0.1%):
$287,000	Actavis Funding SCS, 3.00%, 3/12/20, Callable 2/12/20 @ 100	$290,979

Real Estate Management & Development (0.0%):
167,500	IRSA Propiedades Comerciales SA, 8.75%, 3/23/23, Callable 3/23/20 @ 104.38(e)	177,341

Road & Rail (0.0%):
527,380	Inversiones Alsacia SA, 8.00%, 12/31/18, Callable 1/23/17 @ 100	27,687

Sovereign Bonds (1.3%):
234,000	Federal Republic of Brazil, 4.88%, 1/22/21	241,020
257,000	Federal Republic of Brazil, 2.63%, 1/5/23	228,730
736,000	Republic of Argentina, 6.88%, 4/22/21^(e)	783,840
630,000	Republic of Argentina, 7.50%, 4/22/26(e)	661,500
631,000	Republic of Argentina, 7.13%, 7/6/36^(e)	600,239
338,000	Republic of Hungary, 6.25%, 1/29/20	369,688
934,000	Republic of Hungary, 6.38%, 3/29/21	1,045,856
233,000	Republic of Indonesia, 6.88%, 1/17/18(e)	245,078
200,000	Republic of Indonesia, 3.70%, 1/8/22(e)	200,449
154,000	Republic of Poland, 5.00%, 3/23/22	167,760
309,000	Republic of Turkey, 6.75%, 4/3/18	322,457
461,000	Saudi International Bond, 2.38%, 10/26/21(e)	447,602

		5,314,219

Total Yankee Dollars (Cost $11,858,838)		11,383,157

U.S. Government Agency Mortgages (0.6%):
Federal National Mortgage Association (0.6%)
2,574,283	3.00%,1/25/46	2,557,328

Total U.S. Government Agency Mortgages (Cost $2,563,021)		2,557,328

U.S. Treasury Obligations (15.3%):
U.S. Treasury Bills (8.2%)
7,000,000	0.35%, 1/19/17(h)	6,998,712
4,000,000	0.37%, 1/26/17(h)	3,998,924
4,000,000	0.38%, 2/2/17(h)	3,998,592
9,000,000	0.41%, 2/9/17(h)	8,995,861
6,000,000	0.46%, 3/9/17(h)	5,994,804
4,000,000	0.48%, 3/23/17(h)	3,995,612

		33,982,505

U.S. Treasury Inflation Index Notes (2.7%)
3,623,800	0.13%, 4/15/21	3,717,138
3,584,200	0.63%, 1/15/26	3,678,332
3,622,700	0.13%, 7/15/26	3,532,791

		10,928,261

U.S. Treasury Notes (4.4%)
1,140,500	0.88%, 1/31/17(k)	1,140,954
946,500	1.13%, 7/31/21	914,926
16,379,900	1.25%, 10/31/21	15,883,393

		17,939,273

Total U.S. Treasury Obligations (Cost $63,664,591)		62,850,039

Purchased Swaptions (0.1%):
Total Purchased Swaptions (Cost $165,464)		405,711

Continued

12

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Purchased Options (1.1%):
Total Purchased Options (Cost $1,793,484)		$4,651,266

Exchange Traded Funds (2.8%):
2,334	ETFS Platinum Trust(k)	201,681
2,764	ETFS Physical Palladium Shares(k)	180,240
61,700	iShares Gold Trust(k)	683,636
96,776	SPDR Gold Trust*(c)(k)	10,607,618

Total Exchange Traded Fund (Cost $12,809,626)		11,673,175

Mutual Fund (0.1%):
4,496	iShares Iboxx $ High Yield Corporate Bond Fund, 5.27%	389,129

Total Mutual Fund (Cost $376,034)		389,129

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (4.3%):
$17,802,661	AZL BlackRock Global Allocation Fund Securities Lending Collateral Account(l)	$17,802,661

Total Securities Held as Collateral for Securities on Loan (Cost $17,802,661)		17,802,661

Unaffiliated Investment Company (1.0%):
4,125,473	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(h)	4,125,473

Total Unaffiliated Investment Company (Cost $4,125,473)		4,125,473

Total Investment Securities (Cost $412,153,680)(m) — 104.4%		427,726,555
Net other assets (liabilities) — (4.4)%		(17,625,341)

Net Assets — 100.0%		$410,101,214

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

MTN—Medium Term Note

SPDR—Standard & Poor’s Depository Receipts

TBA—To Be Announced Security

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $16,807,862

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 2.18% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 2.51% of the net assets of the fund.
(c)	All or a portion of this security has been pledged as collateral for open derivative positions.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2016. The date presented represents the final maturity date.

(e)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(f)	Defaulted bond.

(g)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.39% of the net assets of the Fund.

(h)	The rate represents the effective yield at December 31, 2016.

(i)	Principal amount is stated in 1,000 Brazilian Real Units.

(j)	Principal amount is stated in 100 Mexican Peso Units.

(k)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(l)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(m)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

13

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Argentina	0.8%
Australia	1.6%
Belgium	0.4%
Bermuda	—	%NM
Brazil	0.6%
Canada	1.8%
Cayman Islands	0.1%
Chile	—	%NM
China	0.3%
Czech Republic	—	%NM
European Community	—	%NM
Finland	0.2%
France	2.6%
Germany	2.2%
Guernsey	—	%NM
Hong Kong	0.7%
Hungary	0.3%
India	0.8%
Indonesia	0.3%
Ireland (Republic of)	0.5%
Israel	0.2%
Italy	1.0%

Country	Percentage
Japan	15.7%
Jersey	0.1%
Luxembourg	0.1%
Mexico	1.0%
Netherlands	1.9%
New Zealand	0.5%
Poland	0.7%
Portugal	0.1%
Republic of Korea (South)	0.6%
Romania	0.1%
Saudi Arabia	0.1%
Singapore	0.5%
Spain	0.6%
Sweden	0.5%
Switzerland	1.0%
Taiwan, Province Of China	0.3%
Thailand	0.1%
Turkey	0.1%
United Arab Emirates	0.2%
United Kingdom	4.0%
United States	57.4%

100.0%

NM	Not meaningful, amount is less than 0.05%.

Securities Sold Short (0.8%):

Security Description	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Bank of Montreal	$(493,793)	$(552,517)	$(58,724)
Ecolab, Inc.	(552,580)	(550,465)	2,115
LafargeHolcim, Ltd., Registered Shares	(238,257)	(253,745)	(15,488)
Procter & Gamble Co. (The)	(599,100)	(567,036)	32,064
ProLogis, Inc.	(787,708)	(835,032)	(47,324)
Royal Bank of Canada	(621,331)	(648,781)	(27,450)

	$(3,292,769)	$(3,407,576)	$(114,807)

Futures Contracts

Cash of $685,430 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
DJ EURO STOXX 50 March Futures (Euro)	Short	3/17/17	(25)	$(862,259)	$(24,088)
Mini MSCI Emerging Markets Index Future (U.S. Dollar)	Short	3/17/17	(14)	(601,230)	1,285
NASDAQ 100 E-Mini March Futures (U.S. Dollar)	Short	3/17/17	(35)	(3,404,800)	2,288
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Short	3/17/17	(76)	(8,497,560)	19,566
ASX SPI 200 Index March Futures (Australian Dollar)	Long	3/16/17	1	101,569	1,570
Tokyo Price Index March Futures (Japanese Yen)	Long	3/9/17	8	1,039,192	23,755

Total					$24,376

Continued

14

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Option Contracts

Over-the-counter options purchased as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
AFLAC, Inc.	Goldman Sachs	Call	85.00	USD	1/19/18	11,464	$9,498
Allstate Corp.	Goldman Sachs	Call	80.00	USD	1/19/18	7,300	19,638
Apple, Inc.	UBS Warburg	Call	110.00	USD	9/15/17	13,425	161,153
BB&T Corp.	Goldman Sachs	Call	40.00	USD	1/19/18	15,939	135,819
Capital One Financial Corp.	Goldman Sachs	Call	80.00	USD	1/19/18	16,317	230,521
CIT Group, Inc.	Goldman Sachs	Call	42.00	USD	1/19/18	9,806	51,825
Citigroup, Inc.	Goldman Sachs	Call	55.00	USD	1/19/18	22,361	221,517
CME Group, Inc.	Goldman Sachs	Call	115.00	USD	1/19/18	7,846	79,329
Comerica, Inc.	Goldman Sachs	Call	55.00	USD	1/19/18	13,712	223,693
E*Trade Financial Corp.	Goldman Sachs	Call	35.00	USD	1/19/18	20,308	89,071
Euro Stoxx 50 Index	Morgan Stanley	Call	3025.00	EUR	3/17/17	69	21,159
Euro Stoxx 50 Index	Morgan Stanley	Call	3025.00	EUR	3/17/17	69	21,159
Euro Stoxx 50 Index	Morgan Stanley	Call	3125.00	EUR	3/17/17	150	33,218
Euro Stoxx 50 Index	Citigroup Global Markets	Call	3150.00	EUR	6/16/17	256	53,266
Euro Stoxx 50 Index	Deutsche Bank	Call	3426.55	EUR	9/21/18	106	20,831
Fifth Third BanCorp	Goldman Sachs	Call	25.00	USD	1/19/18	22,361	91,876
Franklin Resources, Inc.	Goldman Sachs	Call	45.00	USD	1/19/18	20,188	50,628
JPMorgan Chase & Co.	Goldman Sachs	Call	70.00	USD	1/19/18	22,361	419,033
KeyCorp	Goldman Sachs	Call	15.00	USD	1/19/18	22,361	92,147
Lincoln Natl Corp.	Goldman Sachs	Call	55.00	USD	1/19/18	13,582	203,318
MetLife, Inc.	Goldman Sachs	Call	52.50	USD	1/19/18	22,361	135,857
Morgan Stanley	Goldman Sachs	Call	35.00	USD	1/19/18	22,361	215,397
Munulife Financial Corp.	Goldman Sachs	Call	22.00	CAD	1/19/18	22,361	49,369
Qualcomm, Inc.	Deutsche Bank	Call	52.50	USD	5/19/17	12,183	163,663
Regions Financial Corp.	Goldman Sachs	Call	12.00	USD	1/19/18	22,361	71,665
SPDR Gold Shares(a)	Societe Generale	Call	120.00	USD	2/17/17	8,975	2,330
SPDR Gold Trust(a)	Societe Generale	Call	121.00	USD	1/20/17	11,238	641
State Street Corp.	Goldman Sachs	Call	72.50	USD	1/19/18	15,129	172,310
Stoxx Europe 600 Index	Credit Suisse First Boston	Call	355.61	EUR	3/17/17	2,250	32,228
SunTrust Banks, Inc.	Goldman Sachs	Call	55.00	USD	1/19/18	22,361	123,814
Synchrony Financial	Goldman Sachs	Call	35.00	USD	1/19/18	22,361	113,976
TD Ameritrade Holdg Corp.	Goldman Sachs	Call	40.00	USD	1/19/18	19,059	128,557
The Charles Schwab Corp.	Goldman Sachs	Call	40.00	USD	1/19/18	22,361	103,029
Tokyo Stock Exchange Price Index	Goldman Sachs	Call	1550.00	JPY	1/13/17	88,794	4,961
Tokyo Stock Exchange Price Index	Societe Generale	Call	1500.00	JPY	2/10/17	66,195	26,799
Tokyo Stock Exchange Price Index	Citigroup	Call	1550.00	JPY	2/10/17	88,014	15,543
Tokyo Stock Exchange Price Index	Bank of America	Call	1520.00	JPY	3/10/17	72,815	29,337
Tokyo Stock Exchange Price Index	UBS Warburg	Call	1560.00	JPY	3/10/17	84,447	20,145
Tokyo Stock Exchange Price Index	BNP Paribas	Call	1438.66	JPY	4/14/17	89,082	111,449
Travelers Companies, Inc.	Goldman Sachs	Call	135.00	USD	1/19/18	6,915	25,405
Wells Fargo & Co.	Goldman Sachs	Call	55.00	USD	1/19/18	22,361	122,909
Zions Bancorporation	Goldman Sachs	Call	35.00	USD	1/19/18	18,333	181,193
Euro Stoxx 50 Index	Barclays Bank	Put	3000.00	EUR	1/20/17	507	1,544
Ibovespa Brasil Sao Paulo Index	Bank of America	Put	59177.00	BRL	4/12/17	76	43,256
Russell 2000 Index	Goldman Sachs	Put	1340.00	USD	1/20/17	1,140	17,337
S&P 500 Index	BNP Paribas	Put	2225.00	USD	1/20/17	1,270	23,967
S&P 500 Index	JPMorgan Chase	Put	2150.00	USD	2/17/17	759	13,577
S&P 500 Index	Citigroup	Put	2195.00	USD	2/17/17	710	18,872
S&P 500 Index	Morgan Stanley	Put	2150.00	USD	3/17/17	761	23,693

Total							$4,221,522

Continued

15

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Over-the-counter options written as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Apple, Inc.	UBS Warburg	Call	130.00	USD	9/15/17	13,425	$(45,713)
Euro Stoxx 50 Index	Morgan Stanley	Call	3450.00	EUR	3/17/17	150	(5,188)
Ibovespa Brasil Sao Paulo Index	Bank of America	Call	64946.76	BRL	4/12/17	76	(37,467)
Johnson & Johnson	Barclays Bank	Call	110.00	USD	1/20/17	10,152	(57,405)
Qualcomm, Inc.	Deutsche Bank	Call	70.00	USD	5/19/17	12,183	(25,946)
Russell 2000 Index	Barclays Bank	Call	1400.00	USD	1/20/17	1,140	(6,007)
S&P 500 Index	BNP Paribas	Call	2265.00	USD	1/20/17	1,270	(14,988)
S&P 500 Index	JPMorgan Chase	Call	2275.00	USD	2/17/17	759	(15,304)
S&P 500 Index	Morgan Stanley	Call	2290.00	USD	3/17/17	761	(19,467)
Tokyo Stock Exchange Price Index	Citigroup	Call	1650.00	JPY	2/10/17	88,014	(1,618)
Apple, Inc.	UBS Warburg	Put	100.00	USD	9/15/17	13,425	(49,573)
Euro Stoxx 50 Index	Citigroup Global Markets	Put	2350.00	EUR	6/16/17	256	(4,742)
Euro Stoxx 50 Index	Deutsche Bank	Put	2586.07	EUR	9/21/18	106	(19,555)
Ibovespa Brasil Sao Paulo Index	Bank of America	Put	50300.45	BRL	4/12/17	76	(8,889)
Qualcomm, Inc.	Deutsche Bank	Put	40.00	USD	5/19/17	12,183	(1,573)
S&P 500 Index	Citigroup	Put	2195.00	USD	2/17/17	710	(18,872)

Total (Premiums $445,985)							$(332,307)

Exchange-traded options written as of December 31, 2016 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Tiffany & Co.	Call	72.50	USD	2/17/17	26	$(16,900)
Tiffany & Co.	Call	75.00	USD	2/17/17	26	(12,285)
Whole Foods Market, Inc.	Call	33.00	USD	2/17/17	91	(5,188)
SPDR Gold Shares(a)	Put	110.00	USD	2/17/17	90	(22,590)

Total (Premiums $48,069)						$(56,963)

Over-the-counter currency options purchased as of December 31, 2016 were as follows:

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Fair Value
European Dollar Call Currency Option (USD/EUR)	Morgan Stanley	1.12 EUR	4/06/17	25,604	$12,914
European Dollar Call Currency Option (USD/EUR)	Goldman Sachs	1.10 EUR	4/20/17	17,270	14,663
European Dollar Call Currency Option (USD/EUR)	Deutsche Bank	1.11 EUR	5/04/17	18,194	16,085
Japanese Yen Call Currency Option (USD/JPY)	JPMorgan Chase	111.25 USD	2/17/17	25,397	126,805
Japanese Yen Call Currency Option (USD/JPY)	Deutsche Bank	110.25 USD	3/15/17	25,401	149,905
Japanese Yen Call Currency Option (USD/JPY)	UBS Warburg	112.75 USD	3/22/17	25,430	109,372

Total				$429,744

Over-the-counter currency options written as of December 31, 2016 were as follows:

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Fair Value
Japanese Yen Call Currency Option (USD/JPY)	JPMorgan Chase	116.50 USD	2/17/17	(25,397)	$(47,622)
Japanese Yen Call Currency Option (USD/JPY)	Deutsche Bank	117.00 USD	3/15/17	(25,401)	(51,810)
Japanese Yen Call Currency Option (USD/JPY)	UBS Warburg	118.00 USD	3/22/17	(25,431)	(44,918)
Maxican Call Currency Option (USD/MXN)	Goldman Sachs	21.75 USD	4/05/17	(12,910)	(19,282)
New Zealand Call Currency Option (USD/NZD)	Goldman Sachs	0.73 NZD	5/04/17	(18,074)	(11,795)
Norwegian Call Currency Option (USD/NOK)	UBS Warburg	9.05 USD	4/05/17	(12,896)	(10,874)
South African Call Currency Option (USD/ZAR)	UBS Warburg	15.75 USD	2/17/17	(12,698)	(2,922)
European Dollar Call Currency Option (USD/EUR)	Morgan Stanley	1.05 EUR	4/06/17	(25,604)	(43,852)
European Dollar Call Currency Option (USD/EUR)	Goldman Sachs	1.03 EUR	4/20/17	(17,270)	(23,037)
European Dollar Call Currency Option (USD/EUR)	Deutsche Bank	1.04 EUR	5/04/17	(18,194)	(29,086)
Japanese Yen Call Currency Option (USD/JPY)	JPMorgan Chase	103.00 USD	2/17/17	(25,397)	(1,541)

Continued

16

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Description	Counterparty	Strike Price	Expiration Date	Notional Amount	Fair Value
Japanese Yen Call Currency Option (USD/JPY)	Deutsche Bank	103.00 USD	3/15/17	(25,401)	$(3,406)
Japanese Yen Call Currency Option (USD/JPY)	UBS Warburg	105.00 USD	3/22/17	(25,431)	(6,402)
New Zealand Call Currency Option (USD/NZD)	Goldman Sachs	0.66 NZD	5/04/17	(18,075)	(14,742)
South African Call Currency Option (USD/ZAR)	UBS Warburg	13.60 USD	2/17/17	(12,698)	(22,011)

Total (Premiums $281,021)					$(333,300)

Over-the-counter interest rate swaptions purchased as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value
MC RTR 2Y X 2Y C2.1 4/12/17	Goldman Sachs	Call	2.10 USD	4/12/17	2,069	$51,560
5-Year Interest Rate, Pay 6-Month JPY LIBOR	Deutsche Bank	Put	1.07 JPY	4/04/18	1,006,979	519
MC 5YX5Y RTP PUT 1.956 4/11/2017	Goldman Sachs	Put	1.96 USD	4/11/17	471	165,619
MC USD 5Y P1.986 4/12/2017	Goldman Sachs	Put	1.99 USD	4/12/17	472	160,484
RTP EUR 30Y P1.5 06/09/17	Goldman Sachs	Put	1.50 EUR	6/09/17	95	27,529

Total						$405,711

Over-the-counter interest rate swaptions written as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Exercise Rate	Expiration Date	Notional Amount	Fair Value
RTR EUR 5Y C0.10 06/09/17	Goldman Sachs	Call	0.10 EUR	6/09/17	478	$(19,669)
MC RTP 2Y X 2Y P3 4/12/17	Goldman Sachs	Put	3.00 USD	4/12/17	2,068	(15,430)
MC USD 5Y P2.1585 04/11/17	Goldman Sachs	Put	2.16 USD	4/11/17	471	(128,503)
MC USD 5Y P2.361 4/11/17	Goldman Sachs	Put	2.36 USD	4/11/17	471	(94,014)
MC USD 5YR P2.186 04/12/17	Goldman Sachs	Put	2.19 USD	4/12/17	472	(124,067)
MC USD 5YX5Y RTP PUT 2.386 4/12/17	Goldman Sachs	Put	2.39 USD	4/12/17	472	(90,441)
RTP EUR 5Y P0.45 06/09/17	Goldman Sachs	Put	0.45 EUR	6/09/17	479	(9,256)

Total (Premiums $127,229)						$(481,380)

Forward Currency Contracts

At December 31, 2016, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Australian Dollar	Deutsche Bank	1/5/17	530,000	$399,101	$382,343	$16,758
Australian Dollar	Citigroup Global Markets	5/10/17	1,315,000	1,012,938	945,763	67,175
Australian Dollar	Goldman Sachs	5/10/17	1,296,000	997,881	932,098	65,783
British Pound	UBS Warburg	1/13/17	1,159,000	1,448,634	1,428,625	20,009
British Pound	Deutsche Bank	2/9/17	185,000	230,974	228,188	2,786
Emirati Dirham	BNP Paribas	1/19/17	2,788,058	753,000	759,166	(6,166)
Emirati Dirham	Goldman Sachs	1/19/17	2,790,242	753,000	759,761	(6,761)
Emirati Dirham	BNP Paribas	1/25/17	2,766,290	747,000	753,231	(6,231)
European Euro	Credit Suisse First Boston	1/6/17	695,000	742,072	731,723	10,349
European Euro	Deutsche Bank	1/26/17	561,000	600,663	591,277	9,386
European Euro	Morgan Stanley	1/26/17	491,000	529,362	517,499	11,863
European Euro	Morgan Stanley	2/2/17	874,000	942,609	921,486	21,123
European Euro	UBS Warburg	2/24/17	578,000	605,363	609,979	(4,616)
European Euro	Deutsche Bank	3/9/17	580,000	606,402	612,506	(6,104)
Japanese Yen	BNP Paribas	1/12/17	123,847,200	1,200,000	1,060,566	139,434
Japanese Yen	Deutsche Bank	1/12/17	113,284,025	1,025,000	970,108	54,892
Japanese Yen	Goldman Sachs	1/17/17	950,000,000	9,176,749	8,137,806	1,038,943
Japanese Yen	UBS Warburg	1/30/17	480,000,000	4,597,745	4,114,986	482,759
Japanese Yen	UBS Warburg	2/2/17	63,539,000	557,883	544,773	13,110

Continued

17

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Japanese Yen	BNP Paribas	2/13/17	240,000,000	$2,332,577	$2,058,548	$274,029
Japanese Yen	HSBC Bank	2/13/17	3,510,006	32,399	30,106	2,293
Japanese Yen	UBS Warburg	2/13/17	250,000,000	2,433,801	2,144,321	289,480
Japanese Yen	Goldman Sachs	2/16/17	112,054,634	1,027,000	961,230	65,770
Japanese Yen	Goldman Sachs	2/17/17	121,460,730	1,042,000	1,041,956	44
Japanese Yen	UBS Warburg	2/24/17	73,046,230	620,000	626,790	(6,790)
Japanese Yen	Morgan Stanley	2/27/17	510,000,000	4,682,508	4,376,656	305,852
Japanese Yen	Barclays Bank	3/2/17	116,243,049	1,027,000	997,691	29,309
Japanese Yen	UBS Warburg	3/2/17	117,059,514	1,027,000	1,004,698	22,302
Japanese Yen	Barclays Bank	3/3/17	116,295,584	1,028,000	998,199	29,801
Japanese Yen	JPMorgan Chase	3/3/17	116,580,812	1,029,000	1,000,647	28,353
Japanese Yen	Deutsche Bank	3/9/17	73,399,248	624,000	630,224	(6,224)
Japanese Yen	BNP Paribas	3/10/17	480,000,000	4,753,369	4,121,637	631,732
Japanese Yen	JPMorgan Chase	3/21/17	520,000,000	4,575,330	4,467,928	107,402
Japanese Yen	Credit Suisse First Boston	4/7/17	116,412,660	1,030,000	1,001,179	28,821
Japanese Yen	Goldman Sachs	4/7/17	117,520,597	1,031,000	1,010,708	20,292
Japanese Yen	Credit Suisse First Boston	6/12/17	520,000,000	4,609,888	4,487,634	122,254
New Zealand Dollar	UBS Warburg	5/4/17	1,421,000	1,040,740	983,053	57,687
New Zealand Dollar	JPMorgan Chase	5/10/17	1,430,000	1,045,674	989,089	56,585
Taiwanese Dollar	Citibank	1/9/17	65,071,070	1,943,000	2,020,177	(77,177)
Taiwanese Dollar	Goldman Sachs	1/9/17	65,604,850	1,945,000	2,036,748	(91,748)
Taiwanese Dollar	JPMorgan Chase	1/9/17	64,779,873	1,943,000	2,011,136	(68,136)
Taiwanese Dollar	Credit Suisse First Boston	1/11/17	64,579,900	1,925,000	2,005,127	(80,127)
Taiwanese Dollar	Deutsche Bank	2/16/17	24,630,540	737,000	766,105	(29,105)

				$70,410,662	$66,773,471	$3,637,191

Long Contracts:
Emirati Dirham	BNP Paribas	1/19/17	1,461,000	$397,662	$397,819	$157
Emirati Dirham	Goldman Sachs	1/19/17	1,462,000	397,942	398,091	149
Emirati Dirham	BNP Paribas	1/25/17	1,451,000	394,921	395,092	171
European Euro	Credit Suisse First Boston	1/6/17	695,000	738,560	731,723	(6,837)
European Euro	Deutsche Bank	1/26/17	561,000	620,634	591,277	(29,357)
European Euro	Morgan Stanley	1/26/17	491,000	543,326	517,499	(25,827)
European Euro	BNP Paribas	2/2/17	874,000	929,232	921,486	(7,746)
European Euro	UBS Warburg	2/24/17	578,000	606,827	609,979	3,152
European Euro	Deutsche Bank	3/9/17	580,000	608,901	612,506	3,605
Japanese Yen	BNP Paribas	1/12/17	62,819,000	600,672	537,951	(62,721)
Japanese Yen	Deutsche Bank	1/12/17	113,284,025	1,021,727	970,108	(51,619)
Japanese Yen	Goldman Sachs	1/17/17	480,000,000	4,619,635	4,111,733	(507,902)
Japanese Yen	UBS Warburg	1/30/17	240,000,000	2,310,591	2,057,493	(253,098)
Japanese Yen	BNP Paribas	3/10/17	250,000,000	2,411,000	2,146,686	(264,314)
Norwegian Krone	Morgan Stanley	1/27/17	3,475,000	422,210	402,809	(19,401)
Taiwanese Dollar	Citibank	1/9/17	65,071,070	1,992,927	2,020,176	27,249
Taiwanese Dollar	Goldman Sachs	1/9/17	65,585,400	2,012,439	2,036,144	23,705
Taiwanese Dollar	JPMorgan Chase	1/9/17	64,779,873	1,985,258	2,011,136	25,878
Taiwanese Dollar	Credit Suisse First Boston	1/11/17	64,579,900	1,982,316	2,005,127	22,811
Taiwanese Dollar	Deutsche Bank	2/16/17	24,630,540	768,743	766,104	(2,639)

				$25,365,523	$24,240,939	$(1,124,584)

At December 31, 2016, the Fund’s open forward cross currency contracts were as follows:

Purchase/Sale	Counterparty	Amount Purchased	Amount Sold	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
European Euro/Japanese Yen	HSBC Bank	668,000 EUR	83,094,190 JPY	$762,378	$754,282	$(8,096)
Japanese Yen/European Euro	HSBC Bank	86,604,196 JPY	668,000 EUR	764,503	802,705	38,202

				$1,526,881	$1,556,987	$30,106

Continued

18

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Centrally Cleared Credit Default Swap Agreements—Sell Protection(b)

At December 31, 2016, the Fund’s open centrally cleared credit default swap agreements were as follows:

Underlying Instrument	Clearing Agent	Expiration Date	Implied Credit Spread at December 31, 2016 (%)(c)	Notional Amount ($)(d)	Fixed Rate (%)	Value ($)	Premiums Paid/ (Received) ($)	Unrealized Appreciation/ (Depreciation) ($)
CDX North America High Yield Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 27	JPMorgan Chase	12/20/21	1.06	138,759	5.00	8,592	5,557	3,035
CDX North America Investment Grade Index Swap Agreement with JPMorgan Chase Bank, N.A., Series 27	JPMorgan Chase	12/20/21	0.67	3,533,328	1.00	53,493	41,505	11,988
iTraxx Crossover Swap Agreement with JPMorgan Chase Bank, N.A., Series 26	JPMorgan Chase	12/20/21	2.89	2,056,328	5.00	205,680	167,081	38,599

						267,765	214,143	53,622

Over-the-Counter Currency Swap Agreements

At December 31, 2016, the Fund’s open over-the-counter currency swap agreements were as follows:

Pay/Receive Fixed Rate	Fixed Rate (%)	Expiration Date	Counterparty	Notional Amount (Local)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	1.230	3/15/17	Bank of America	798,500 JPY	(22,493)	(22,493)
Pay	1.963	3/15/18	Bank of America	131,550,000 JPY	30,535	30,535
Pay	1.838	3/15/18	Bank of America	86,950,000 JPY	24,631	24,631
Pay	2.012	10/15/18	Bank of America	273,450,000 JPY	289,478	289,478

					322,151	322,151

Centrally Cleared Interest Rate Swap Agreements

At December 31, 2016, the Fund’s open centrally cleared interest rate swap agreements were as follows:

Pay/ Receive Fixed Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)	Upfront Premiums Paid/ (Received) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	6-Month Sterling LIBOR BBA	0.568	7/2/20	JPMorgan Chase	2,189,680 GBP	34	14,833	14,799
Pay	6-Month Sterling LIBOR BBA	0.563	7/2/20	JPMorgan Chase	2,188,934 GBP	34	15,096	15,062
Pay	6-Month Sterling LIBOR BBA	0.584	7/2/20	JPMorgan Chase	2,189,624 GBP	35	13,976	13,941
Pay	6-Month Sterling LIBOR BBA	0.537	7/2/20	JPMorgan Chase	2,189,747 GBP	—	16,494	16,494
Receive	3-Month U.S. Dollar LIBOR BBA	0.989	7/5/20	JPMorgan Chase	2,860,162 USD	—	(62,541)	(62,541)
Receive	3-Month U.S. Dollar LIBOR BBA	1.015	7/5/20	JPMorgan Chase	2,860,266 USD	—	(61,107)	(61,107)
Receive	3-Month U.S. Dollar LIBOR BBA	1.058	7/5/20	JPMorgan Chase	2,910,347 USD	34	(59,760)	(59,794)
Receive	3-Month U.S. Dollar LIBOR BBA	1.018	7/5/20	JPMorgan Chase	2,860,125 USD	34	(60,966)	(61,000)
Pay	6-Month Sterling LIBOR BBA	0.638	7/16/20	JPMorgan Chase	2,221,848 GBP	—	11,688	11,688
Pay	6-Month Sterling LIBOR BBA	0.608	7/16/20	JPMorgan Chase	2,221,876 GBP	35	13,291	13,256
Pay	6-Month Sterling LIBOR BBA	0.604	7/16/20	JPMorgan Chase	2,221,731 GBP	—	13,508	13,508
Receive	3-Month U.S. Dollar LIBOR BBA	1.219	7/19/20	JPMorgan Chase	2,933,552 USD	—	(51,770)	(51,770)
Receive	3-Month U.S. Dollar LIBOR BBA	1.183	7/19/20	JPMorgan Chase	2,933,279 USD	—	(53,803)	(53,803)
Receive	3-Month U.S. Dollar LIBOR BBA	1.208	7/19/20	JPMorgan Chase	2,933,432 USD	—	(52,419)	(52,419)
Pay	6-Month Euro Interbank Offer Rate (EURIBOR)	0.016	4/9/21	JPMorgan Chase	582,500 EUR	8	(756)	(764)

Continued

19

AZL BlackRock Global Allocation Fund

Consolidated Schedule of Portfolio Investments

December 31, 2016

Pay/ Receive Fixed Rate	Floating Rate Index	Fixed Rate (%)	Expiration Date	Clearing Agent	Notional Amount (Local)	Upfront Premiums Paid/ (Received) ($)	Value ($)	Unrealized Appreciation/ (Depreciation) ($)
Pay	6-Month Euro Interbank Offer Rate (EURIBOR)	0.373	8/15/26	JPMorgan Chase	1,804,831 EUR	32	41,821	41,790
Pay	3-Month U.S. Dollar LIBOR BBA	3.027	4/19/27	JPMorgan Chase	7,110,414 USD	—	(72,140)	(72,140)

							(334,555)	(334,800)

Over-the-Counter Total Return Swaps at December 31, 2016

Pay/ Receive	Reference Entity	Expiration Date	Counterparty	Notional Amount (Local)	Unrealized Appreciation/ (Depreciation)
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	67,410 EUR	$8,252
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	106,900 EUR	632
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	106,700 EUR	12,156
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,860 EUR	3,568
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	28,920 EUR	3,505
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	29,100 EUR	3,315
Pay	EURO Stoxx 50 Index Dividends December Futures	12/23/20	BNP Paribas SA	28,800 EUR	3,631
Pay	EURO Stoxx 50 Index Dividends December Futures	12/17/21	BNP Paribas SA	51,650 EUR	53
Pay	EURO Stoxx 50 Index Dividends December Futures	12/15/17	BNP Paribas SA	57,636 EUR	488
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	101,700 EUR	3,221
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	181,560 EUR	4,926
Pay	EURO Stoxx 50 Index Dividends December Futures	12/21/18	BNP Paribas SA	89,520 EUR	3,789
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	131,430 EUR	15,598
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	122,040 EUR	13,640
Pay	EURO Stoxx 50 Index Dividends December Futures	12/20/19	BNP Paribas SA	60,300 EUR	7,578
Pay	EURO Stoxx 50 Index Dividends December Futures	12/18/20	BNP Paribas SA	109,300 EUR	7,473
Pay	EURO Stoxx 50 Index Dividends December Futures	12/27/19	BNP Paribas SA	92,430 EUR	9,283
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/17	BNP Paribas SA	11,340,000 JPY	15,266
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/17	BNP Paribas SA	13,925,000 JPY	21,222
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/30/18	BNP Paribas SA	19,830,600 JPY	8,723
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/30/18	BNP Paribas SA	20,025,000 JPY	7,060
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	10,312,500 JPY	7,894
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	20,514,000 JPY	16,738
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/29/19	BNP Paribas SA	10,560,000 JPY	5,776
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	13,960,000 JPY	11,398
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	17,000,000 JPY	18,099
Pay	NIKKEI 225 Dividend Index E-Mini March Futures	3/31/20	BNP Paribas SA	10,488,000 JPY	8,395
Pay	S&P 500 Index Dividends December Futures	12/21/18	BNP Paribas SA	257,125 USD	23,925
Pay	S&P 500 Index Dividends December Futures	12/17/20	Goldman Sachs	107,944 USD	12,656
Pay	S&P 500 Index Dividends December Futures	12/17/21	BNP Paribas SA	133,513 USD	17,738

					$275,998

(a)	All or a portion of these securities are held by the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”).

(b)	When a credit event occurs as defined under the terms of the swap agreement, the Fund as a seller of credit protection will either (i) pay to the buyer of protection an amount equal to the par value of the defaulted reference entity and take delivery of the reference entity or (ii) pay a net amount equal to the par value of the defaulted reference entity less its recovery value. Alternatively, the Fund as a buyer of credit protection will either (i) receive from the seller of protection an amount equal to the par value of the defaulted reference entity and deliver the reference entity to the seller or (ii) receive a net amount of equal to the par value of the defaulted reference entity less its recovery value.

(c)	Implied credit spread, represented in absolute terms, utilized in determining the market value of the credit default swap agreements as of period end will serve as an indicator of the current status of the payment/performance risk and represent the likelihood or risk of default for the credit derivative. The implied credit spread of a referenced entity reflects the cost of buying/selling protection and may include upfront or daily payments required to be made to enter into the agreement. Generally, wider credit spreads represent a perceived deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the swap agreement.

(d)	The notional amount represents the maximum potential amount the Fund could be required to make as a seller of credit protection if a credit event occurs, as defined under the terms of the swap agreement.

See accompanying notes to the financial statements.

20

AZL BlackRock Global Allocation Fund

Consolidated Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$412,153,680

Investment securities, at value*	$427,726,555
Cash	6,094
Segregated cash for collateral	1,112,315
Deposits with brokers for securities sold short	3,342,801
Interest and dividends receivable	1,225,757
Foreign currency, at value (cost $120,678)	121,616
Unrealized appreciation on forward currency contracts	4,171,455
Unrealized appreciation on swap agreements	620,642
Receivable for investments sold	3,774,177
Receivable for capital shares issued	92
Receivable for variation margin on swap agreements	18,435
Receivable for variation margin on futures contracts	78,277
Reclaims receivable	158,869
Prepaid expenses	3,617

Total Assets	442,360,702

Liabilities:
Cash received as collateral for derivatives	3,991,000
Written options (Premiums received $902,304)	1,203,950
Unrealized depreciation on swap agreements	22,493
Unrealized depreciation on forward currency contracts	1,628,742
Payable for investments purchased	3,610,550
Payable for collateral received on loaned securities	17,802,661
Securities sold short (Proceeds received $3,292,769)	3,407,576
Payable for variation margin on futures contracts	18,304
Payable for variation margin on swap agreements	28,189
Interest payable on securities sold short	1,866
Manager fees payable	258,645
Administration fees payable	13,322
Distribution fees payable	87,232
Custodian fees payable	173,720
Administrative and compliance services fees payable	1,100
Trustee fees payable	836
Other accrued liabilities	9,302

Total Liabilities	32,259,488

Net Assets	$410,101,214

Net Assets Consist of:
Capital	$393,775,905
Accumulated net investment income/(loss)	3,650,621
Accumulated net realized gains/(losses) from investment transactions	(4,963,379)
Net unrealized appreciation/(depreciation) on investments	17,638,067

Net Assets	$410,101,214

Shares of beneficial interest (unlimited number of shares authorized, no par value)	36,755,250
Net Asset Value (offering and redemption price per share)	$11.16

*	Includes securities on loan of $16,807,862.

Consolidated Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$10,066,093
Interest	6,308,491
Income from securities lending	265,067
Foreign withholding tax	(564,841)

Total Investment Income	16,074,810

Expenses:
Manager fees	5,431,432
Administration fees	240,876
Distribution fees — Class 2	1,810,477
Custodian fees	360,933
Administrative and compliance services fees	12,232
Trustee fees	43,866
Professional fees	30,509
Shareholder reports	8,992
Dividends on securities sold short	55,117
Other expenses	116,609

Total expenses before reductions	8,111,043
Less expense contractually waived/reimbursed by the Manager	(3,050)

Net expenses	8,107,993

Net Investment Income/(Loss)	7,966,817

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	3,784,809
Net realized gains/(losses) on futures contracts	(911,344)
Net realized gains/(losses) on options contracts	(4,218,481)
Net realized gains (losses) on securities transactions held short	169,844
Net realized gains/(losses) on swap agreements	1,419,038
Net realized gains/(losses) on forward currency contracts	(4,773,939)
Change in net unrealized appreciation/depreciation on investments	23,084,572

Net Realized/Unrealized Gains/(Losses) on Investments	18,554,499

Change in Net Assets Resulting From Operations	$26,521,316

See accompanying notes to the financial statements.

21

Consolidated Statements of Changes in Net Assets

	AZL BlackRock Global Allocation Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$7,966,817	$6,656,344
Net realized gains/(losses) on investment transactions	(4,530,073)	14,779,142
Change in unrealized appreciation/depreciation on investments	23,084,572	(33,079,064)

Change in net assets resulting from operations	26,521,316	(11,643,578)

Distributions to Shareholders:
From net investment income	(1,776,291)	(18,041,917)
From net realized gains	(19,597,851)	(35,236,418)

Change in net assets resulting from distributions to shareholders	(21,374,142)	(53,278,335)

Capital Transactions:
Proceeds from shares issued	7,472,851	43,228,733
Proceeds from dividends reinvested	21,374,142	53,278,335
Value of shares redeemed	(413,213,063)	(20,008,427)

Change in net assets resulting from capital transactions	(384,366,070)	76,498,641

Change in net assets	(379,218,896)	11,576,728
Net Assets:
Beginning of period	789,320,110	777,743,382

End of period	$410,101,214	$789,320,110

Accumulated net investment income/(loss)	$3,650,621	$263,811

Share Transactions:
Shares issued	692,738	3,610,756
Dividends reinvested	1,944,872	4,878,968
Shares redeemed	(37,704,698)	(1,658,225)

Change in shares	(35,067,088)	6,831,499

See accompanying notes to the financial statements.

22

AZL BlackRock Global Allocation Fund

Consolidated Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	January 10, 2012 to December 31, 2012(a)
Net Asset Value, Beginning of Period	$10.99	$11.97	$12.05	$10.58	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.20	0.10	0.12	0.07	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	0.27	(0.27)	0.12	1.42	0.58

Total from Investment Activities	0.47	(0.17)	0.24	1.49	0.71

Dividends to Shareholders From:
Net Investment Income	(0.02)	(0.28)	(0.08)	— (b)	(0.13)
Net Realized Gains	(0.28)	(0.53)	(0.24)	(0.02)	—

Total Dividends	(0.30)	(0.81)	(0.32)	(0.02)	(0.13)

Net Asset Value, End of Period	$11.16	$10.99	$11.97	$12.05	$10.58

Total Return(c)	4.35%	(1.41)%	1.78%	14.11%	7.13	%(d)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$410,101	$789,320	$777,743	$646,689	$309,063
Net Investment Income/(Loss)(e)	1.10%	0.84%	1.14%	0.72%	1.09%
Expenses Before Reductions(e)(f)	1.12%	1.11%	1.11%	1.14%	1.15%
Expenses Net of Reductions(e)	1.12%	1.11%	1.11%	1.14%	1.14%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(e)(g)	1.12%	1.11%	1.11%	1.14%	1.15%
Portfolio Turnover Rate(h)	140%	82%	74%	50%	74	%(d)

(a)	Period from commencement of operations.

(b)	Less than $0.005.

(c)	The return includes reinvested dividends and fund level expenses, but excludes insurance contract charges. If these charges were included, the returns would have been lower.

(d)	Not annualized.

(e)	Annualized for periods less than one year.

(f)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(g)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, which is used to pay certain Fund Expenses.

(h)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

See accompanying notes to the financial statements.

23

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL BlackRock Global Allocation Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Consolidation of Subsidiaries

The Fund’s primary vehicle for gaining exposure to the commodities markets is through investment in the AZL Cayman Global Allocation Fund I, Ltd. (the “Subsidiary”), a wholly-owned and controlled subsidiary of the Fund formed in the Cayman Islands, which invests primarily in commodity-related instruments.

As of December 31, 2016, the Fund’s aggregate investment in the Subsidiary was $12,787,661, representing 3.12% of the Fund’s net assets.

The Fund’s operations have been consolidated with the operations of the Subsidiary.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

24

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U.S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Portfolio of Investments.

All or a portion of any bank loans may be unfunded. The Portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Consolidated Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $32.3 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $26,557 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Consolidated Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

25

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,839,117	$—	$—	$—	$12,839,117
Corporate Debt Securities	4,963,544	—	—	—	4,963,544

Total Securities Lending Transactions	17,802,661	—	—	—	17,802,661

Total Borrowings	$17,802,661	$—	$—	$—	$17,802,661

Gross Amount of Recognized Liabilities for Securities Lending Transactions					17,802,661

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2016, no collateral had been posted by the Fund to counterparties for TBAs.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Consolidated Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year, the Fund engaged in such affiliated transactions at the current market price.

The Fund is permitted to purchase and sell securities (“crosstrade”) from and to other Allianz Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Fund participated in the following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL BlackRock Global Allocation Fund	$(797,100)	$273,400	$24,029

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Consolidated Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2016, the Fund entered into forward currency contracts as an economic hedge against either specific transactions or portfolio instruments or to obtain exposure to foreign currencies. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $98.8 million as of December 31, 2016. The monthly average for these contracts was $124.2 million for the year ended December 31, 2016.

26

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to gain exposure to, or economically hedge against changes in the value of equity securities. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Consolidated Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $14.5 million as of December 31, 2016. The monthly average notional amount for these contracts was $16.1 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Consolidated Statement of Operations.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2016, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Consolidated Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing options that expire are treated as realized losses. When an option is exercised or closed, premiums paid for purchasing options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses are reported as “Net realized gains/(losses) on options contracts” on the Consolidated Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2016:

	Number of Contracts	Notional Amount(a)	Cost
Options outstanding at December 31, 2015	3,440,218	$2,993,098	$6,078,719
Options purchased	3,736,809	609,711	10,829,342
Options exercised	(110,832)	—	(397,930)
Options expired	(855,172)	(2,158,595)	(4,204,115)
Options closed	(5,203,502)	(296,831)	(10,347,068)

Options outstanding at December 31, 2016	1,007,521	$1,147,383	$1,958,948

The Fund had the following transactions in written call and put options during the year ended December 31, 2016:

	Number of Contracts	Notional Amount(a)	Premiums Received
Options outstanding at December 31, 2015	(3,749,332)	$(4,536)	$(3,251,054)
Options written	(1,795,391)	(1,486,755)	(5,484,108)
Options exercised	60,695	—	122,202
Options expired	997,734	624,006	1,625,843
Options closed	4,331,375	561,496	6,084,813

Options outstanding at December 31, 2016	(154,919)	$(305,789)	$(902,304)

(a)	Includes swaptions and currency options, as applicable.

Swap Agreements

The Fund may invest in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund may enter into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

27

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The notional amount and related unrealized appreciation (depreciation) of each swap agreement at period end is disclosed in the swap tables in the Consolidated Schedule of Portfolio Investments. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, through the Subsidiary, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2016, the Fund entered into OTC and centrally cleared interest rate swap agreements to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate risk by economically hedging the value of the fixed rate bonds which may decrease when interest rates rise (interest rate risk). The gross notional amount of interest rate swaps outstanding was $48.4 million as of December 31, 2016. The monthly average gross notional amount for interest rate swaps was $61.9 for the year ended December 31, 2016.

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate. The gross notional amount of currency swaps outstanding was $4.2 million as of December 31, 2016. The monthly average gross notional amount for currency swaps was $3.6 million for the year ended December 31, 2016.

Total return swap agreements involve commitments to pay interest in exchange for a market-linked return, both based on notional amounts. To the extent the total return of the security or index underlying the transaction exceeds or falls short of the offsetting interest rate obligation, the Fund will receive a payment from or make a payment to the counterparty. The gross notional amount of total return swaps outstanding was $3.4 million as of December 31, 2016. The monthly average gross notional amount for total return swaps was $4.5 million for the year ended December 31, 2016.

Credit default swap agreements may have as reference obligations one or more securities that are not currently held by the Fund. The protection “buyer” in a credit default contract is generally obligated to pay the protection “seller” an upfront, periodic, or daily stream of payments over the term of the contract provided that no credit event, such as a default, on a reference obligation has occurred. If a credit event occurs, the seller generally must pay the buyer the “par value” (full notional value) of the swap in exchange for an equal face amount of deliverable obligations of the reference entity described in the swap, or the seller may be required to deliver the related net cash amount, if the swap is cash settled. A Fund may be either the buyer or seller in the transaction. If the Fund is a buyer and no credit event occurs, the Fund may recover nothing if the swap is held through its termination date. However, if a credit event occurs, the buyer generally may elect to receive the full notional value of the swap in exchange for an equal face amount of deliverable obligations of the reference entity whose value may have significantly decreased. As a seller, a Fund generally receives an upfront payment or a fixed rate of income throughout the term of the swap provided that there is no credit event. As the seller, a Fund would effectively add leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap.

Credit default swap agreements involve greater risks than if a Fund had invested in the reference obligation directly since, in addition to general market risks, credit default swaps are subject to illiquidity risk, counterparty risk and credit risk. A Fund will enter into credit default swap agreements only with counterparties that meet certain standards of creditworthiness. A buyer generally also will lose its investment and recover nothing should no credit event occur and the swap is held to its termination date. If a credit event were to occur, the value of any deliverable obligation received by the seller, coupled with the upfront, periodic, or daily payments previously received, may be less than the full notional value it pays to the buyer, resulting in a loss of value to the seller. The Fund’s obligations under a credit default swap agreement will be accrued daily (offset against any amounts owed to the Fund). In connection with credit default swaps in which a Fund is the buyer, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into certain offsetting positions, with a value at least equal to the Fund’s exposure (any accrued but unpaid net amounts owed by the Fund to any counterparty), on a marked-to-market basis. In connection with credit default swaps in which a Fund is the seller, the Fund will segregate or “earmark” cash or assets determined to be liquid, or enter into offsetting positions, with a value at least equal to the full notional amount of the swap (minus any amounts owed to the Fund). Such segregation or “earmarking” will ensure that the Fund has assets available to satisfy its obligations with respect to the transaction and will limit any potential leveraging of the Fund’s portfolio. Such segregation or “earmarking” will not limit the Fund’s exposure to loss.

As of December 31, 2016, the Fund entered into OTC and centrally cleared credit default swaps to manage its exposure to the market or certain sectors of the market, to reduce its risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk). The gross notional amount of OTC and centrally cleared credit default swaps outstanding was $5.7 million as of December 31, 2016. The monthly average gross notional amount for credit default swaps was $20.2 million for the year ended December 31, 2016.

28

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value	Statement of Assets and Liabilities Location	Total Fair Value

Equity Risk Exposure

Futures Contracts	Receivable for variation margin on futures contracts*	$48,464	Payable for variation margin on futures contracts*	$24,088

Option Contracts	Investment securities, at value (purchased options)	4,221,522	Written options	389,270

Total Return Swap Agreements	Unrealized appreciation on swap agreements	275,998	Unrealized depreciation on swap agreements	—

Credit Risk Exposure

Credit Default Swap Agreements	Unrealized appreciation on swap agreements*	53,622	Unrealized depreciation on swap agreements*	—

Interest Rate Risk

Interest Rate Swap Agreements	Unrealized appreciation on swap agreements*	140,538	Unrealized depreciation on swap agreements*	475,338

Swaption Contracts	Investment securities, at value (purchased options)	405,711	Written options	481,380

Foreign Exchange Risk Exposure

Currency Swap Agreements	Unrealized appreciation on swap agreements	344,644	Unrealized depreciation on swap agreements	22,493

Forward Currency Contracts	Unrealized appreciation on forward currency contracts	4,171,455	Unrealized depreciation on forward currency contracts	1,628,742

Option Contracts	Investment securities, at value (purchased options)	429,744	Written options	333,300

*	Includes cumulative appreciation/depreciation of futures contracts and cumulative unrealized gain (loss) on these swap agreements as reported in the Consolidated Schedule of Portfolio Investments. Only current day’s variation margin for both futures contracts and these swap agreements are reported within the Consolidated Statement of Assets and Liabilities.

The following is a summary of the effect of derivative instruments on the Consolidated Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

	Realized Gain/(Loss) on Derivatives Recognized as a Result from Operations				Net Change in Unrealized Appreciation/Depreciation on Derivatives Recognized as a Result from Operations
	Net Realized Gains/(Losses) on Futures Contracts	Net Realized Gains/(Losses) on Swap Agreements	Net Realized Gains/(Losses) on Option Contracts	Net Realized Gains/(Losses) on Forward Currency Contracts	Change in Net Unrealized Appreciation/Depreciation
Equity Risk Exposure	$(911,344)	$102,257	$(3,918,888)	$—	$4,570,008
Credit Risk Exposure	—	147,862	—	—	25,800
Interest Rate Risk Exposure	—	1,095,410	(701,664)	—	(153,561)
Foreign Exchange Rate Risk Exposure	—	73,509	402,071	(4,773,939)	3,238,846

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Consolidated Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2016. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Consolidated Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Consolidated Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016.

29

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the Fund’s derivative assets and liabilities by type were as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Futures contracts	$78,277	$18,304
Forward currency contracts	4,171,455	1,628,742
Option contracts*	5,056,977	1,203,950
Swap agreements	639,077	50,682

Total derivative assets and liabilities in the Consolidated Statement of Assets and Liabilities	9,945,786	2,901,678
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	(96,712)	(103,456)

Total assets and liabilities subject to a MNA	$9,849,074	$2,798,222

*	Includes option contracts purchased at value as reported in the Consolidated Statement of Assets and Liabilities.

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
Bank of America	$417,237	$(68,849)	$—	$—	$348,388
Barclays Bank	60,654	(60,654)	—	—	—
BNP Paribas	1,444,281	(362,166)	—	—	1,082,115
Citibank	182,105	(102,409)	—	—	79,696
Credit Suisse First Boston	216,463	(86,964)		(35,000)	94,499
Deutsche Bank	438,430	(256,424)	—		182,006
Goldman Sachs	5,030,889	(1,156,647)	—	(3,874,242)	—
HSBC Bank	40,495	(8,096)	—	—	32,399
JPMorgan Chase	358,600	(132,603)	—		225,997
Morgan Stanley	450,981	(113,735)	—	—	337,246
Societe Generale	29,770	—	—	—	29,770
UBS Warburg	1,179,169	(446,917)	—	—	732,252

Total	$9,849,074	$(2,795,464)	$—	$(3,909,242)	$3,144,368

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2016:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Bank of America	$68,849	$(68,849)	$—	$—	$—
Barclays Bank	63,412	(60,654)	—	—	2,758
BNP Paribas	362,166	(362,166)	—	—	—
Citibank	102,409	(102,409)	—	—	—
Credit Suisse First Boston	86,964	(86,964)	—	—	—
Deutsche Bank	256,424	(256,424)	—	—	—
Goldman Sachs	1,156,647	(1,156,647)	—	—	—
HSBC Bank	8,096	(8,096)	—	—	—
JPMorgan Chase	132,603	(132,603)	—	—	—
Morgan Stanley	113,735	(113,735)	—	—	—
Societe Generale	—	—	—	—	—
UBS Warburg	446,917	(446,917)	—	—	—

Total	$2,798,222	$(2,795,464)	$—	$—	$2,758

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Consolidated Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Consolidated Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the

30

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL BlackRock Global Allocation Fund	0.75%	1.19%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Consolidated Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2016, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2019	Total
AZL BlackRock Global Allocation Fund	$3,050	$3,050

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Consolidated Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Consolidated Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund and receives 12b-1 fees directly from the Fund, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $8,584 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

31

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (“Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically categorized as Level 2 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$456,248	$4,747,191	$—	$5,203,439
Airlines	3,805,352	1,211,172	—	5,016,524
Auto Components	167,202	4,168,507	—	4,335,709
Automobiles	578,844	4,614,901	—	5,193,745
Banks	9,689,343	7,254,642	—	16,943,985
Beverages	936,329	1,783,240	—	2,719,569
Biotechnology	3,308,546	910,077	—	4,218,623
Building Products	960,306	1,008,678	—	1,968,984
Capital Markets	3,338,967	662,265	—	4,001,232
Chemicals	4,297,839	6,305,344	—	10,603,183
Commercial Services & Supplies	—	124,074	—	124,074
Communications Equipment	1,235,374	1,010,887	—	2,246,261
Construction & Engineering	—	1,620,058	—	1,620,058
Construction Materials	—	168,719	—	168,719
Distributors	—	62,146	—	62,146
Diversified Financial Services	2,946,214	180,014	—	3,126,228
Diversified Telecommunication Services	206,901	4,114,100	—	4,321,001
Electric Utilities	1,737,577	1,200,591	—	2,938,168
Electrical Equipment	48,922	1,532,547	—	1,581,469
Electronic Equipment, Instruments & Components	792,594	1,661,489	—	2,454,083
Equity Real Estate Investment Trusts	2,331,334	472,579	—	2,803,913
Food & Staples Retailing	1,923,237	570,916	—	2,494,153
Food Products	576,240	4,918,437	—	5,494,677
Gas Utilities	10,390	1,049,943	—	1,060,333
Health Care Equipment & Supplies	2,180,845	1,165,297	—	3,346,142

32

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

Investment Securities:	Level 1	Level 2	Level 3	Total

Health Care Providers & Services	$5,332,850	$1,795,334	$—	$7,128,184
Hotels, Restaurants & Leisure	2,019,353	476,011	—	2,495,364
Household Durables	526,956	753,842	—	1,280,798
Industrial Conglomerates	1,295,916	2,245,800	—	3,541,716
Insurance	4,723,647	3,334,920	—	8,058,567
Internet Software & Services	8,549,646	—	1,072,959	9,622,605
IT Services	3,757,598	559,201	—	4,316,799
Leisure Products	—	94,488	—	94,488
Machinery	741,187	3,520,572	—	4,261,759
Media	5,322,596	1,759,945	30,786	7,113,327
Metals & Mining	141,722	205,902	—	347,624
Multi-Utilities	773,418	1,289,028	—	2,062,446
Oil, Gas & Consumable Fuels	13,592,424	4,386,439	—	17,978,863
Personal Products	1,422,502	1,732,797	—	3,155,299
Pharmaceuticals	6,699,907	3,973,677	—	10,673,584
Professional Services	—	500,119	—	500,119
Real Estate Management & Development	931,646	4,995,776	—	5,927,422
Road & Rail	1,080,819	2,258,501	—	3,339,320
Semiconductors & Semiconductor Equipment	1,114,238	1,336,761	—	2,450,999
Software	2,430,860	1,229,177	3,386,166	7,046,203
Specialty Retail	3,913,305	487,981	—	4,401,286
Technology Hardware, Storage & Peripherals	7,322,668	457,160	—	7,779,828
Textiles, Apparel & Luxury Goods	1,013,133	1,908,037	—	2,921,170
Tobacco	98,117	188,935	—	287,052
Transportation Infrastructure	—	76,127	—	76,127
Wireless Telecommunication Services	637,396	2,487,847	—	3,125,243
Other Common Stocks+	8,919,842	—	—	8,919,842
Preferred Stocks
Automobiles	—	495,891	—	495,891
Banks	587,404	68,985	—	656,389
Equity Real Estate Investment Trusts	378,051	171,685	—	549,736
Health Care Providers & Services	—	929,829	395,794	1,325,623
Internet Software & Services	—	—	613,680	613,680
Software	—	—	939,710	939,710
Other Preferred Stocks+	2,876,548	—	—	2,876,548
Warrant	—	50,365	—	50,365
Convertible Preferred Stocks
Banks	—	155,890	—	155,890
Internet Software & Services	—	—	1,174,638	1,174,638
Right	—	6,150	—	6,150
Private Placements
Household Durables	—	—	138,231	138,231
Oil, Gas & Consumable Fuels	—	—	12,087	12,087
Convertible Bonds
Multi-Utilities	178,264	—	—	178,264
Other Convertible Bonds+	—	4,147,915	—	4,147,915
Bank Loans+	—	4,879,872	—	4,879,872
Collateralized Mortgage Obligations	—	543,067	—	543,067
Corporate Bonds
Media	—	426,150	643,519	1,069,669
Other Corporate Bonds+	—	11,162,192	—	11,162,192
Foreign Bonds+	—	57,960,247	—	57,960,247
Yankee Dollars+	—	11,383,157	—	11,383,157
U.S. Government Agency Mortgages	—	2,557,328	—	2,557,328
U.S. Treasury Obligations	—	62,850,039	—	62,850,039
Purchased Swaptions	—	405,711	—	405,711
Purchased Options	—	4,651,266	—	4,651,266
Exchange Traded Fund	11,673,175	—	—	11,673,175
Mutual Fund	389,129	—	—	389,129

33

AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

Investment Securities:	Level 1	Level 2	Level 3	Total

Securities Held as Collateral for Securities on Loan	$—	$17,802,661	$—	$17,802,661
Unaffiliated Investment Company	4,125,473	—	—	4,125,473

Total Investment Securities	$144,098,394	$275,220,591	$8,407,570	$427,726,555

Securities Sold Short	(3,153,831)	(253,745)	—	(3,407,576)
Other Financial Instruments:*
Futures Contracts	24,376	—	—	24,376
Written Options	—	(722,570)	—	(722,570)
Written Swaptions	—	(481,380)	—	(481,380)
Forward Currency Contracts	—	2,542,713	—	2,542,713
Centrally Cleared Credit Default Swaps	—	53,622	—	53,622
Over-the-Counter Currency Swaps	—	322,151	—	322,151
Centrally Cleared Interest Rate Swaps	—	(334,800)	—	(334,800)
Over-the-Counter Total Return Swaps	—	275,998	—	275,998

Total Investments	$140,968,939	$276,622,580	$8,407,570	$425,999,089

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts, written options, forward currency contracts and swaps. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$908,565,485	$1,190,739,472

For the year ended December 31, 2016, cost of purchases and proceeds from sales of long-term U.S. government securities included above were as follows:

	Purchases	Sales
AZL BlackRock Global Allocation Fund	$367,792,050	$394,310,027

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2016 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

AliphCom, Inc., 0.00%, 4/1/20	4/27/15	$3,065,000	$3,065,000	$138,231	0.03%
Delta Topco, Ltd.	5/2/12	379,997	615,711	30,786	0.01%
Delta Topco, Ltd., 10.00%, 11/24/60	5/2/12	758,660	624,776	643,519	0.16%
Domo, Inc., Series E	4/1/15	1,218,214	144,482	1,174,638	0.29%
Dropbox, Inc.	1/28/14	1,827,985	95,700	1,042,173	0.25%
Grand Rounds, Inc.	3/31/15	399,608	143,925	395,794	0.10%
Logistics UK, Series 2015-1A, Class F, 0.66%, 8/20/25	8/3/15	440,732	459,000	543,067	0.13%
Lookout, Inc., Preferred Shares	9/19/14	730,222	63,925	613,680	0.15%
Lookout, Inc.	3/4/15	63,364	5,547	30,786	0.01%
Palantir Technologies, Inc., Series I	3/27/14	712,042	116,157	939,710	0.23%
Project Samson BND Corp., 0.00%, 4/1/20	11/11/15	268,000	268,000	12,087	0.00%
REI Agro, Ltd., Registered Shares, 5.50%, 11/13/14	2/7/12	300,000	400,000	2,000	0.00%
Uber Technologies, Inc.	3/21/14	1,063,120	68,532	3,386,166	0.83%

(a)	Acquisition date represents the initial purchase date of the security.

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AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

7. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Commodities-Related Investment Risk: Exposure to the commodities markets may subject the Fund to greater volatility than investments in traditional securities. The value of commodity-linked derivative investments may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or sectors affecting a particular industry or commodity, such as drought, floods, weather, embargoes, tariffs and international economic, political and regulatory developments. The U.S. Commodities Futures Trading Commission has proposed changes to certain of its rules governing investment in commodities by mutual funds, such as the Fund. In the event these changes are adopted, or if there are changes in the tax treatment of the Fund’s direct and indirect investments in commodities, the Fund may be unable to obtain exposure to commodity markets, or may be limited in the extent to which or manner in which it can obtain such exposure.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Security Quality Risk (also known as “High Yield Risk”): The Fund may invest in high yield, high risk debt securities and unrated securities of similar credit quality (commonly known as “junk bonds”) and may be subject to greater levels of credit and liquidity risk than funds that do not invest in such securities. These securities are considered predominately speculative with respect to the issuer’s continuing ability to make principal and interest payments. An economic downturn or period of rising interest rates could adversely affect the market for these securities and reduce the Fund’s ability to sell these securities (liquidity risk). If the issuer of a security is in default with respect to interest or principal payments, the Fund may lose the value of its entire investment.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $417,655,923. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$36,172,964
Unrealized (depreciation)	(26,102,332)

Net unrealized appreciation/(depreciation)	$10,070,632

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long- term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

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AZL BlackRock Global Allocation Fund

Notes to the Financial Statements

December 31, 2016

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL BlackRock Global Allocation Fund	$—	$312,218	$312,218

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$4,181,574	$17,192,568	$21,374,142

(a)	Total distributions paid may differ from that presented in the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL BlackRock Global Allocation Fund	$22,920,136	$30,358,199	$53,278,335

(a)	Total distributions paid may differ from that presented in the Consolidated Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL BlackRock Global Allocation Fund	$7,366,569	$—	$(312,218)	$9,272,444	$16,326,795

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

9. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

10. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

11. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying consolidated statement of assets and liabilities of AZL BlackRock Global Allocation Fund and Subsidiary (the “Fund”) of the Allianz Variable Insurance Products Trust, including the consolidated schedule of portfolio investments, as of December 31, 2016, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years or periods in the five-year period then ended. These consolidated financial statements and consolidated financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these consolidated financial statements and consolidated financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements and consolidated financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the financial position of AZL BlackRock Global Allocation Fund and Subsidiary as of December 31, 2016, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 92.18% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $17,192,568.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $2,399,883.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

40

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

41

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

42

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

43

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 45 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 53 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 47 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

44

The Allianz VIP Fund of Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® DFA Emerging Markets Core Equity Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Emerging Markets Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Emerging Markets Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® DFA Emerging Markets Core Equity Fund (the “Fund”) returned 12.63%. That compared to a 11.60% total return for its benchmark, the MSCI Emerging Markets Index1.

Over the course of the year, the U.S. dollar depreciated against some emerging markets currencies, such as the Brazilian real and Russian ruble, but appreciated against others, particularly the Turkish lira and Mexican peso. Overall, the positive contribution from appreciating currencies more than offset the drag on results generated by the depreciating currencies. These currency movements had a positive impact on the U.S. dollar-denominated returns of emerging markets.

Among emerging market equities, small-cap stocks underperformed large-caps, while value stocks outperformed growth stocks.

The Fund outperformed the benchmark for the 12-month period, due in large part to its greater emphasis on value stocks. A greater-than-benchmark allocation to materials stocks, one of the strongest sectors during the period, also boosted relative performance. Country allocation differences also contributed positively: The Fund benefited from an underweight position in China, which underperformed during the period, as well as an above-benchmark allocation to Brazil, which outperformed.*

Gains were somewhat offset by the Fund’s underweight allocation to energy stocks, a sector that also outperformed during the period. A below-benchmark allocation to Russia, one of the strongest-performing countries during the period, also detracted from relative performance.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Emerging Markets Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in emerging markets equity investments.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.
Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2016
	1 Year	Since Inception (4/27/15)
AZL® DFA Emerging Markets Core Equity Fund	12.63%	-9.30%
MSCI Emerging Markets Index (gross of withholding taxes)	11.60%	-9.16%
MSCI Emerging Markets Index (net of withholding taxes)	11.19%	-9.53%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Emerging Markets Core Equity Fund	2.05%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.95% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 1.50% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 2.00%.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Emerging Markets Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Emerging Markets Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA Emerging Markets Core Equity Fund	$1,000.00	$1,018.10	$7.61	1.50%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA Emerging Markets Core Equity Fund	$1,000.00	$1,017.60	$7.61	1.50%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	22.4%
Financials	18.3
Consumer Discretionary	10.1
Materials	9.7
Consumer Staples	9.0
Industrials	8.6
Energy	6.3
Telecommunication Services	5.2
Utilities	3.9
Real Estate	3.2
Health Care	3.0

Total Common Stocks and Preferred Stocks	99.7
Securities Held as Collateral for Securities on Loan	0.9
Money Market	0.1

Total Investment Securities	100.7
Net other assets (liabilities)	(0.7)

Net Assets	100.0%

3

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (99.2%):
Aerospace & Defense (0.3%):
1,236	Aselsan Elektronik Sanayi Ve Ticaret AS	$4,457
20,000	AviChina Industry & Technology Co.,Ltd.	13,738
4,100	Embraer SA, ADR	78,925
3,789	Embraer SA	18,635
650	Korea Aerospace Industries, Ltd.	35,967
174	S&T Dynamics Co., Ltd.	1,338
2	Samsung Techwin Co., Ltd.	72

		153,132

Air Freight & Logistics (0.1%):
39	Blue Dart Express, Ltd.	2,513
287	Hanjin Transportation Co., Ltd.	6,832
247	Hyundai Glovis Co., Ltd.	31,529
1,500	Pos Malaysia Berhad	1,306
26,000	Sinotrans, Ltd.	11,552

		53,732

Airlines (0.7%):
20,000	Air China, Ltd.	12,756
60,200	AirAsia Berhad	30,711
92,600	Asia Aviation Public Co., Ltd.	15,566
3,987	Asiana Airlines, Inc.*	13,904
15,130	Cebu Air, Inc.	28,268
70,000	China Airlines, Ltd.	20,159
66,000	China Eastern Airlines Corp., Ltd., Class H	30,149
443	China Southern Airlines Co., Ltd., ADR^	11,390
18,000	China Southern Airlines Co., Ltd., Class H	9,304
14,200	Controladora Vuela Compania de Aviacion SAB de C.V., Class A*	21,271
48,300	Eva Airways Corp.	21,829
26,797	Grupo Aeromexico SAB de C.V.*	50,421
472	Hanjin Kal Corp.	5,995
1,054	Korean Air Lines Co., Ltd.*	23,836
5,331	Latam Airlines Group SA, ADR*	43,608
37,400	Thai Airways International Public Co., Ltd.*	23,579
23,346	Turk Hava Yollari Anonim Ortakligi*	33,189

		395,935

Auto Components (1.4%):
6,717	Apollo Tyres, Ltd.	18,276
1,368	Balkrishna Industries, Ltd.	22,203
2,589	Bharat Forge, Ltd.	34,501
50	Bosch, Ltd.	15,447
1,215	Ceat, Ltd.	20,741
22,000	Chaowei Power Holdings, Ltd.	18,760
28,000	Cheng Shin Rubber Industry Co., Ltd.	52,646
1,000	Cub Elecparts, Inc.	7,775
5,000	Depo Auto Parts Industries Co., Ltd.	13,261
6,474	Exide Industries, Ltd.	17,126
49	Global & Yuasa Battery Co., Ltd.	1,517
1,436	Hankook Tire Co., Ltd.	68,920
5,000	Hota Industrial Manufacturing Co., Ltd.	19,292
7,000	Hu Lane Associate, Inc.	31,035
503	Hyundai Mobis Co.,Ltd.	109,722
434	Hyundai Wia Corp.	26,181
13,923	Kenda Rubber Industrial Co., Ltd.	20,960
3,107	Kumho Tire Co., Inc.*	21,787
133	Mando Corp.	6,667
274	Mando Corp.	53,143

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
10,537	Metair Investments, Ltd.	$16,814
2,000	Minth Group, Ltd.	6,206
6,237	Motherson Sumi Systems, Ltd.	29,969
33	Mrf, Ltd.	23,709
13,000	Nan Kang Rubber Tire Co., Ltd.	11,823
446	Nexen Tire Corp.	4,798
25,000	Nexteer Automotive Group, Ltd.	29,518
5,900	Rassini, S.A.B. de C.V., Class A*	10,962
209	S&T Motiv Co., Ltd.	8,431
18,200	Sri Trang Agro-Industry Public Co., Ltd.	11,657
24,000	Tianneng Power International, Ltd.	21,978
10,000	Tong Yang Industry Co., Ltd.	19,614
1,581	Tube Investments of India, Ltd.	13,594
2,000	Tung Thih Electronic Co., Ltd.	17,755
26	WABCO India, Ltd.	1,993

		808,781

Automobiles (2.1%):
1,846	Bajaj Auto, Ltd.	71,413
18,000	Brilliance China Automotive Holdings, Ltd.	24,706
4,000	BYD Co., Ltd., Class H^	20,992
14,000	China Motor Corp.	11,377
32,000	Dongfeng Motor Corp., Series H	31,134
46,000	DRB-HICOM Berhad	11,756
2,890	Ford Otomotiv Sanayi AS	25,062
60,000	Geely Automobile Holdings, Ltd.	57,059
28,500	Great Wall Motor Co.	26,432
530	Hero MotoCorp, Ltd.	23,682
1,493	Hyundai Motor Co.	179,403
2,261	Kia Motors Corp.	73,376
10,108	Mahindra & Mahindra, Ltd., GDR	177,800
1,232	Maruti Suzuki India, Ltd.	95,979
160,100	PT Astra International TbK	97,927
10,000	Sanyang Industry Co., Ltd.	6,419
29,039	Tata Motors, Ltd.	201,752
4,665	Tvs Motor Co., Ltd.	24,695
14,900	UMW Holdings Berhad	15,182
18,000	Yulon Motor Co., Ltd.	14,950

		1,191,096

Banks (11.9%):
16,900	Affin Holdings Berhad	9,003
173,000	Agricultural Bank of China, Ltd.	70,641
21,127	Akbank T.A.S.	46,846
1,674	Alior Bank SA*	21,689
28,700	Alliance Financial Group Berhad	23,776
58,200	AMMB Holdings Berhad	55,872
3,360	Axis Bank, Ltd.	110,208
28,393	Banco Bradesco SA, ADR	247,303
5,505	Banco Bradesco SA	49,310
433	Banco de Chile, ADR	30,505
564	Banco de Credito e Inversiones	28,562
11,100	Banco do Brasil SA	95,844
5,800	Banco do Esrado do Rio Grande do Sul SA, Class B	18,399
1,391	Banco Santander Brasil SA	12,626
1,433	Banco Santander Chile, ADR	31,340
1,301	Bancolombia SA, ADR	47,721
11,490	Bank Millennium SA*	14,257

Continued

4

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
8,715	Bank of Baroda*	$19,700
546,000	Bank of China, Ltd.	240,911
20,000	Bank of Chongqing Co., Ltd., Class H	16,891
49,000	Bank of Communications Co., Ltd., Class H	35,078
11,030	Bank of India*	17,314
3,440	Bank of the Philippine Islands	6,144
502	Bank Pekao SA	15,099
165,100	Bank Pembangunan Daerah Jawa Barat Dan Banten Tbk	41,577
341	Bank Zachodni WBK SA	25,763
11,009	Banregio Grupo Financiero SAB de C.V.	61,363
8,434	Barclays Africa Group, Ltd.	102,972
22,310	BDO Unibank, Inc.	50,265
15,900	BIMB Holdings Berhad	14,938
7,896	BNK Financial Group, Inc.	56,748
6,971	Canara Bank, Ltd.*	26,817
1,055	Capitec Bank Holdings, Ltd.	53,469
52,173	Chang Hwa Commercial Bank	27,771
61,000	China Citic Bank Co., Ltd.	38,532
685,000	China Construction Bank	524,814
159,000	China Development Financial Holding Corp.	39,649
31,000	China Everbright Bank Co., Series H	14,099
34,000	China Merchants Bank Co., Ltd.	79,013
53,000	China Minsheng Banking Corp., Ltd.	56,273
159,944	Chinatrust Financial Holding Co., Ltd.	87,383
32,000	Chongqing Rural Commercial Bank Co., Ltd.	18,787
17,600	CIMB Group Holdings Berhad	17,691
18,301	Commercial International Bank Egypt SAE, GDR	66,779
1,120	Credicorp, Ltd.	176,803
2,129	DGB Financial Group, Inc.	17,204
59,541	E.Sun Financial Holding Co., Ltd.	33,921
9,000	EnTie Commercial Bank	4,050
78,458	Far Eastern International Bank	22,139
25,419	Federal Bank, Ltd.	25,034
97,399	First Financial Holdings Co., Ltd.	51,909
2,676	Grupo Aval Acciones y Valores SA, ADR	21,247
1,028	Grupo Elektra, SAB de C.V.	12,907
17,880	Grupo Financiero Banorte SAB de C.V.	88,098
27,019	Grupo Financiero Inbursa SAB de C.V., Class O	40,969
5,152	Grupo Financiero Interacciones SAB de C.V.	20,099
2,961	Grupo Financiero Santander Mexico SAB de C.V., Class B, ADR	21,290
39,050	Grupo Security SA	13,185
2,866	Hana Financial Holdings Group, Inc.	73,997
7,684	Hong Leong Bank Berhad	23,091
6,680	Hong Leong Financial Group Berhad	21,149
100,378	Hua Nan Financial Holdings Co., Ltd.	50,522
42,000	Huishang Bank Corp., Ltd., Class H	21,380
33,503	ICICI Bank, Ltd.	125,640
22,777	Idbi Bank, Ltd.*	23,201
3,235	IndusInd Bank, Ltd.	52,811
582,000	Industrial & Commercial Bank of China	347,139
3,544	Industrial Bank of Korea (IBK)	37,208
412	ING Bank Slaski SA	15,899
2,289	Itau Corpbanca, ADR	28,475
39,597	Itau Unibanco Banco Multiplo SA, ADR	407,057
3,960	Itau Unibanco Holding SA	36,518

Shares		Fair Value
Common Stocks, continued
Banks, continued
4,150	JB Financial Group Co., Ltd.	$19,841
1,585	Karur Vysya Bank, Ltd.	1,904
15,100	Kasikornbank Public Co., Ltd.	74,568
2,372	KB Financial Group, Inc., ADR	83,708
704	KB Financial Group, Inc.	24,879
25,000	King’s Town Bank	21,788
620	Komercni Banka AS	21,366
3,158	Kotak Mahindra Bank, Ltd.	33,499
54,800	Krung Thai Bank Public Co., Ltd.	27,001
124,300	LH Financial Group Public Co., Ltd.	5,954
41,778	Malayan Banking Berhad	76,314
234	mBank SA*	18,755
64,871	Mega Financial Holdings Co., Ltd.	46,280
10,930	Metropolitan Bank & Trust	15,981
4,710	Nedcor, Ltd.	81,179
2,817	OTP Bank Nyrt	80,482
30,390	Philippine National Bank	33,394
6,345	Powszechna Kasa Oszczednosci Bank Polski SA	42,690
118,700	PT Bank Central Asia Tbk	135,972
86,000	PT Bank Danamon Indonesia Tbk	23,697
78,900	PT Bank Mandiri Tbk	67,479
66,500	PT Bank Negara Indonesia Tbk	27,186
80,800	PT Bank Pan Indonesia Tbk*	4,496
138,000	PT Bank Rakyat Indonesia Tbk	119,695
293,200	PT Bank Tabungan Negara Tbk	37,604
39,700	Public Bank Berhad	174,487
18,519	RHB Capital Berhad(a)	19,422
11,873	Sberbank of Russia, ADR	137,490
17,000	Security Bank Corp.	64,889
3,341	Shinhan Finnancial Group Co., Ltd., ADR	125,755
7,800	Siam Commercial Bank Public Co., Ltd.	33,086
66,399	SinoPac Financial Holdings Co., Ltd.	18,677
6,355	South Indian Bank, Ltd.	1,834
13,292	Standard Bank Group, Ltd.	147,163
1,013	State Bank of India, GDR	37,344
80,074	Taichung Commercial Bank Co., Ltd.	22,806
89,006	Taishin Financial Holding Co., Ltd.	32,510
112,665	Taiwan Business Bank	28,454
68,480	Taiwan Cooperative Financial Holding Co., Ltd.	29,806
20,600	Thanachart Capital Public Co., Ltd.	25,253
3,859	The Jammu & Kashmir Bank, Ltd.	3,370
18,300	Tisco Financial Group Public Co., Ltd.	30,739
304,300	TMB Bank Public Co., Ltd.	17,803
28,257	Turkiye Garanti Bankasi AS	61,139
10,334	Turkiye Halk Bankasi AS	27,405
19,903	Turkiye Is Bankasi AS, Class C	29,272
62,576	Turkiye Sinai Kalkinma Bankasi AS	25,057
17,464	Turkiye Vakiflar Bankasi T.A.O., Class D	21,576
4,181	UCO Bank*	2,048
10,503	Union Bank of India	18,916
27,560	Union Bank of Taiwan	7,657
15,477	VTB Bank OJSC, GDR	36,869
5,313	Woori Bank	55,986
11,245	Yapi ve Kredi Bankasi AS*	10,952
3,122	Yes Bank, Ltd.	52,971

		6,909,132

Continued

5

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Beverages (1.6)%:
70,617	Ambev SA, ADR	$346,729
2,470	Anadolu Efes Biracilik ve Malt Sanayii AS	12,353
7,426	Arca Continental SAB de C.V.	38,647
8,100	Carlsberg Brewery Malaysia Berhad	25,133
29,333	China Resources Enterprises, Ltd.*	57,954
692	Coca-Cola Femsa SAB de C.V., ADR	43,970
2,108	Coca-Cola Icecek AS	19,787
1,728	Compania Cervecerias Unidas SA, ADR	36,253
763	Distell Group, Ltd.	8,039
1,581	Embotelladora Andina SA, Class B, ADR	35,525
2,243	Fomento Economico Mexicano SAB de C.V., ADR	170,938
7,400	Guinness Anchor Berhad	26,995
1,102	Hite Jinro	19,243
3	Lotte Chilsung Beverage Co., Ltd.	3,627
106	Muhak Co., Ltd.	2,006
21,020	Organizacion Cultiba SAB de C.V.	19,152
2,000	Tsingtao Brewery Co., Ltd., Class H	7,534
570	United Breweries, Ltd.	6,541
925	United Spirits, Ltd.*	26,457
1,100	Vina Concha y Toro SA, ADR	35,629

		942,512

Biotechnology (0.2%):
2,125	Biocon, Ltd.	29,605
37	Cell Biotech Co., Ltd.	1,487
660	Celltrion, Inc.*	58,560
55	Green Cross Corp.	7,154
130	Medy-Tox, Inc.	38,299

		135,105

Building Products (0.3%):
31,000	China Lesso Group Holdings, Ltd.	20,036
714	IS Dongseo Co., Ltd.	26,305
1,328	Kajaria Ceramics, Ltd.	9,077
55	KCC Corp.	16,367
241	LG Hausys, Ltd.	19,076
20,964	Sintex Industries, Ltd.	23,072
30,444	Taiwan Glass Industry Corp.*	12,531
29,979	Trakya Cam Sanayii AS	24,145

		150,609

Capital Markets (1.3%):
9,897	BM&F Bovespa SA	50,197
18,116	Bolsa Mexicana de Valores SA	23,832
15,800	Bursa Malaysia Berhad	31,175
79,000	Capital Securities Corp.	23,738
20,000	Central China Securities Co., Ltd., Class H	10,873
38,000	China Bills Finance Corp.	15,326
94,000	China Cinda Asset Management Co., Ltd., Class H	33,913
18,000	China Everbright, Ltd.	33,964
39,500	China Galaxy Securities Co.	35,465
6,000	Citic Securities Co., Ltd.	12,094
9,732	Coronation Fund Managers, Ltd.	49,750
137	Credit Analysis & Research, Ltd.	2,628
264	Crisil, Ltd.	8,558
1,388	Daewoo Securities Co., Ltd.	8,309
1,533	Daishin Securities Co., Ltd.	13,189
10,902	Edelweiss Financial Services, Ltd.	15,649
16,800	Haitong Securities Co., Ltd.	28,681

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
2,603	Hanwha Investment & Securities Co., Ltd.*	$4,486
4,000	Huatai Securities Co., Ltd., Class H(b)	7,600
4,088	IIFL Holdings, Ltd.	15,683
7,272	Investec, Ltd.	48,071
37,459	Jih Sun Financial Holdings Co., Ltd.	8,023
2,838	JSE, Ltd.	33,961
877	Korea Investment Holdings Co., Ltd.	30,409
5,845	Macquarie Korea Infrastructure Fund	39,440
38,295	MasterLink Securities Corp.	10,665
6,404	Meritz Securities Co., Ltd.	18,307
1,018	Mirae Asset Securities Co., Ltd.(a)(c)	18,109
2,377	NH Investment & Securities Co., Ltd.	18,974
42,800	OSK Holdings Berhad	13,365
11,682	Peregrine Holdings, Ltd.	25,528
5,156	President Securities Corp.	1,886
751	Samsung Securities Co., Ltd.	19,694
22	Shinyoung Securities Co., Ltd.	910
22,580	Waterland Financial Holdings Co., Ltd.	5,766
47,965	Yuanta Financial Holding Co., Ltd.	17,803
1,321	Yuanta Securities Korea Co., Ltd.*	3,418

		739,439

Chemicals (3.0%):
1,032	Aarti Industries Limited	10,404
2,422	AECI, Ltd.	17,786
202	AK Holdings, Inc.	9,351
22,113	Alpek SAB de C.V.	26,423
4,280	Asian Paints, Ltd.	56,157
2,536	Berger Paints India, Ltd.	7,838
2,276	Castrol (India), Ltd.	12,725
50,000	China BlueChemical, Ltd., Class H	13,824
53,000	China Petrochemical Development Corp.*	16,187
3,000	China Steel Chemical Corp.	11,053
28,340	China Synthetic Rubber Corp.	25,021
1,811	Coromandel International, Ltd.	7,771
138,600	D&L Industries, Inc.	31,772
52,000	Dongyue Group, Ltd.*(a)(c)	3,446
23,760	Eternal Materials Co., Ltd.	24,287
543	Finolex Industries, Ltd.	3,470
23,000	Formosa Chemicals & Fibre Corp.	68,478
15,000	Formosa Plastics Corp.	41,394
8,100	Formosan Rubber Group, Inc.	4,014
27,000	Fufeng Group, Ltd.	13,195
22,000	Grand Pacific Petrochemical Corp.	14,292
1,098	Grupa Azoty SA, ADR	16,450
140	Hansol Chemical Co., Ltd.	9,637
2,777	Hanwha Chemical Corp.	56,631
47,000	Huabao International Holdings, Ltd.*	19,892
191	Huchems Fine Chemical Corp.	3,429
486	Hyosung Corp.	58,461
23,600	Indorama Ventures Public Co., Ltd.	21,946
1,072	Kansai Nerolac Paints, Ltd.	5,029
478	Kolon Industries, Inc.	29,141
74	Korea Petrochemical Industry Co., Ltd.	16,842
179	Kumho Petrochemical Co., Ltd.	12,127
11,000	LCY Chemical Corp.	15,159
366	LG Chem, Ltd.	78,933

Continued

6

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
185	Lotte Chemical Corp.	$56,208
23,536	Mexichem SAB de C.V.	53,417
30,000	Nan Ya Plastics Corp.	66,107
343	OCI Co., Ltd.	22,286
200	OCI Materials Co., Ltd.	29,574
2,670	Omnia Holdings, Ltd.	36,054
9,000	Oriental Union Chemical Corp.	6,436
18,756	Petkim Petrokimya Holding AS	19,666
37,900	Petronas Chemicals Group Berhad	58,972
1,007	PI Industries, Ltd.	12,300
2,178	Pidilite Industries, Ltd.	18,846
18,400	PTT Global Chemical Public Co., Ltd.	32,245
614	Samsung Fine Chemicals Co., Ltd.	15,578
6,443	Sasol, Ltd., ADR	184,205
11,600	Scientex Berhad	17,325
24,000	Shinkong Synthetic Fibers Corp.	6,735
82,000	Sinofert Holdings, Ltd.	11,068
418	Sinopec Shanghai Petrochemical Co., Ltd., ADR	22,626
78	SK Chemicals Co., Ltd.	4,320
1,114	SKC Co., Ltd.	30,409
1,616	Sociedad Quimica y Minera de Chile SA, ADR	46,298
483	Soulbrain Co., Ltd.	24,037
1,005	Supreme Industries, Ltd.	13,406
1,000	Swancor Holdings Co., Ltd.*	2,282
18,165	Synthos SA	19,790
22	Taekwang Industrial Co., Ltd.	17,222
14,000	Taiwan Fertilizer Co., Ltd.	17,415
22,000	TSRC Corp.	22,527
7,103	UPL, Ltd.	67,461
33,000	USI Corp.	16,180
27,500	Yingde Gases Group Co., Ltd.	10,117

		1,723,677

Commercial Services & Supplies (0.2%):
63	3M India, Ltd.*	10,323
32,000	China Everbright International, Ltd.	36,106
5,000	Cleanaway Co., Ltd.	25,514
275	KEPCO Plant Service & Engineering Co., Ltd.	12,329
155	S1 Corp.	11,244
9,000	Taiwan Secom Co., Ltd.	24,742
8,000	Taiwan-Sogo ShinKong Security Corp.	9,902
1,800	Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	13,628

		143,788

Communications Equipment (0.2%):
16,000	Accton Technology Corp.	25,091
17,000	BYD Electronic International Co., Ltd.	13,310
69,600	China Fiber Optic Network System Group, Ltd.*(a)(c)	6,283
42,000	D-Link Corp.	13,994
13,000	Sercomm Corp.	30,992
7,354	Wistron NeWeb Corp.	19,609
13,800	ZTE Corp., Class H	23,918

		133,197

Construction & Engineering (1.3%):
971	Ashoka Buildcon, Ltd.	2,255
24,450	Aveng, Ltd.*	14,140
28,000	BES Engineering Corp.	5,381

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
515	Budimex SA	$24,375
39,000	China Communications Construction Co., Ltd.	44,674
21,000	China Machinery Engineering Corp.	13,287
16,500	China Railway Contstruction Corp., Ltd.	21,140
15,000	China Railway Group, Ltd.	12,273
15,600	China Singyes Solar Technologies Holdings, Ltd.	7,376
22,000	China State Construction International Holdings, Ltd.	32,806
16,000	CTCI Corp.	24,148
363	Daelim Industrial Co., Ltd.	26,125
37,002	Empresas ICA SAB de C.V.*	5,000
30,400	Gamuda Berhad	32,376
1,205	GS Engineering & Construction Corp.*	26,368
320	Hyandai Development Co.	11,886
1,628	Hyundai Engineering & Construction Co., Ltd.	57,278
70,500	IJM Corporation Berhad	50,298
28,675	Impulsora del Desarrollo y el Empleo en America Latina SAB de C.V.*	38,470
3,941	IRB Infrastructure Developers, Ltd.	11,300
142,300	Italian-Thai Development PCL*	19,439
4,020	Larsen & Tourbo, Ltd., Class S, GDR	79,908
2,000	Metallurgical Corporation of China, Ltd., Series H	775
20,858	Murray & Roberts Holdings, Ltd.	17,509
5,084	NCC, Ltd.	6,017
120,300	PT Adhi Karya Persero Tbk	18,508
117,918	PT Pembangunan Perumahan Persero Tbk	33,283
211,300	PT Surya Semesta Internusa Tbk	6,807
14,001	Raubex	25,069
4,248	Sadbhav Engineering, Ltd.	17,188
2,990	Sunway Construction Group Berhad	1,133
1,031	Taeyoung Engineering & Construction*	4,626
24,900	Unique Engineering & Construction Public Co., Ltd.	13,714
1,000	United Integrated Services Co., Ltd.	1,526
3,558	Voltas, Ltd.	17,131
27,595	WCT Holdings Berhad	10,622
2,230	Wilson Bayly Holmes-Ovcon, Ltd.	24,929

		759,140

Construction Materials (1.3%):
669	ACC, Ltd.	13,089
3,011	Akcansa Cimento AS	11,705
11,945	Ambuja Cements, Ltd.	36,195
5,000	Anhui Conch Cement Co., Ltd.	13,494
35,000	Asia Cement Corp.	28,525
37,000	BBMG Corp.	12,736
21,000	Cahya Mata Sarawak Berhad	18,721
6,902	Cemex Latam Holdings SA*	25,985
13,742	Cemex SAB de C.V., ADR*	110,348
70,000	China National Buildings Material Co., Ltd.	34,001
63,000	China National Materials Co., Ltd., Class H	14,616
50,000	China Resources Cement Holdings, Ltd.	19,345
2,324	Cimsa Cimento Sanayi ve Ticaret AS	10,400
568	Dalmia Bharat, Ltd.	11,262
63,000	Goldsun Building Materials Co., Ltd.	12,989
30	Hanil Cement Co., Ltd.	1,887
22	Hyundai Cement Co.*	499
17,770	India Cements, Ltd.	30,316
9,900	Lafarge Malaysia Berhad	15,842

Continued

7

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Construction Materials, continued
73,801	PPC, Ltd.	$29,562
20,300	PT Indocement Tunggal Prakarsa Tbk	23,172
63,300	PT Semen Indonesia (Persero) Tbk	42,932
34	Shree Cement, Ltd.	7,358
4,800	Siam City Cement Public Co., Ltd.	36,460
984	Ssangyong Cement Industrial Co., Ltd.*	12,038
36,000	Taiwan Cement Corp.	39,060
78,000	TCC International Holdings, Ltd.	18,133
1,782	The Ramco Cements, Ltd.	14,353
5,700	The Siam Cement Public Co., Ltd.	78,828
7,780	Tongyang, Inc.	19,192
11,110	Universal Cement Corp.	8,488

		751,531

Consumer Finance (0.3%):
720	Bajaj Finance, Ltd.	8,933
165	Bharat Financial Inclusion, Ltd.*	1,427
297	Cholamandalam Investment And Finance Co., Ltd.	4,135
13,000	Gentera SAB de C.V.	20,916
666	Kruk SA	37,740
5,400	Krungthai Card Public Co., Ltd.	20,742
3,968	Mahindra & Mahindra Financial Services	15,696
9,321	Manappuram Finance, Ltd.	9,133
653	Muthoot Finance, Ltd.	2,711
209	Samsung Card Co., Ltd.	6,866
680	Shriram City Union Finance, Ltd.	18,150
1,293	Shriram Transport Finance	16,170
188	Sundaram Finance, Ltd.	3,180
5,000	Taiwan Acceptance Corp.	11,958

		177,757

Containers & Packaging (0.2%):
37,000	Greatview Aspetic Packaging Co., Ltd.	18,917
5,100	Klabin SA	27,779
5,146	Mpact, Ltd.	10,657
22,427	Nampak, Ltd.	30,094
15,000	Taiwan Hon Chuan Enterprise Co., Ltd.	24,494

		111,941

Distributors (0.2%):
8,529	Imperial Holdings, Ltd.	112,763
23,000	MBM Resources Berhad	10,982

		123,745

Diversified Consumer Services (0.2%):
7,283	Advtech, Ltd.	9,118
6,218	Estacio Participacoes SA	30,199
18,000	Fu Shou Yuan International Group, Ltd.	10,640
14,587	Kroton Educacional SA	59,771
200	TAL Education Group, ADR*^	14,030

		123,758

Diversified Financial Services (1.1%):
1,970	Ayala Corp.	28,984
533	Bajaj Holdings And Investment, Ltd.	14,311
18,680	Chailease Holding Co., Ltd.	31,891
30,000	Far East Horizon, Ltd.	25,616
65,414	FirstRand, Ltd.	251,735
75,000	Fubon Financial Holdings Co., Ltd.	118,833

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services, continued
7,641	IFCI, Ltd.	$3,059
17,967	L&t Finance Holdings, Ltd.	23,072
348	Meritz Financial Group, Inc.	3,199
232,500	Metro Pacific Investments Corp.	31,099
422	NICE Holdings Co., Ltd.	6,144
1,950	Nice Information Service Co., Ltd.	11,177
17,218	Power Finance Corp., Ltd.	30,926
2,235	PSG Group, Ltd.	35,642
3,693	Reliance Capital, Ltd.	23,265
13,298	Rural Electrification Corp., Ltd.	24,334
2,402	SREI Infrastucture Finance, Ltd.	2,602

		665,889

Diversified Telecommunication Services (1.7%):
63,000	Asia Pacific Telecom Co., Ltd.*	20,220
33,142	Axtel SAB de C.V.*	5,630
1,630	Bharti Infratel, Ltd.	8,241
637	China Telecom Corp., Ltd., ADR	29,385
18,000	China Telecom Corp., Ltd., Class H	8,290
80,000	China Unicom (Hong Kong), Ltd.	92,939
4,785	China Unicom (Hong Kong), Ltd., ADR^	55,267
5,055	Chunghwa Telecom Co., Ltd., ADR	159,485
70,754	Jasmine International PCL	15,566
4,168	LG Uplus Corp.	39,496
3,992	Magyar Telekom Telecommunications plc	6,772
11,536	Netia SA	12,688
1,985	O2 Czech Republic AS	20,103
27,003	Orange Polska SA	35,545
6,376	PT Telekomunik Indonesia Persero Tbk, ADR	185,924
78,300	PT Tower Bersama Infrastructure Tbk	28,957
2,225	Rostelecom, ADR	18,370
5,200	Samart Telcoms Public Co., Ltd.	1,442
939	Tata Communications, Ltd.	8,656
4,040	Telefonica Brasil SA, ADR^	54,055
21,900	Telekom Malaysia Berhad	29,050
27,916	Telesites SAB*	15,169
14,405	Telkom SA SOC, Ltd.	77,620
33,400	Thaicom Public Co., Ltd.	18,019
166,924	True Corp. Public Co., Ltd.	33,193

		980,082

Electric Utilities (1.9%):
2,000	Alupar Investimento SA*	10,513
3,266	Centrais Electricas Brasileiras SA, ADR*^	24,920
3,489	Centrais Electricas Brasileiras SA, ADR*	24,214
1,597	CESC, Ltd.	14,990
1,023	CEZ	17,128
28,074	Companhia Energetica de Minas Gerais, ADR	64,009
4,205	Companhia Paranaense de Energia, ADR^	35,658
1,769	CPFL Energia SA, ADR	27,243
17,871	E.CL SA	28,304
10,066	EDP – Energias do Brasil SA	41,462
9,559	Enea SA*	21,713
4,132	Energa SA	8,990
15,097	Enersis Chile SA, ADR	68,691
10,156	Enersis SA, ADR	83,381
4,700	Equatorial Energia SA	78,592
20,840	First Philippine Holdings Corp.	28,481

Continued

8

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
8,067	Interconexion Electrica SA ESP	$26,823
5,734	Korea Electric Power Corp., ADR	105,964
2,200	Light SA	11,740
3,800	Manila Electric Co.	20,287
19,536	PGE SA	48,763
16,884	Power Grid Corp. of India, Ltd.	45,617
3,165	Reliance Infrastructure, Ltd.	21,676
24,460	Tata Power Co., Ltd.	27,337
56,027	Tauron Polska Energia SA*	38,178
45,100	Tenega Nasional Berhad	139,563
2,361	Torrent Power, Ltd.	6,218
7,240	Transmissora Alianca de Energia Eletrica SA	46,157

		1,116,612

Electrical Equipment (0.6%):
947	Amara Raja Batteries, Ltd.	12,134
10,265	Bharat Heavy Electricals, Ltd.	18,277
10,196	Crompton Greaves, Ltd.*	8,911
1,407	Doosan Heavy Industries & Construction Co., Ltd.	31,591
1,360	Finolex Cables, Ltd.	8,273
26,000	Harbin Electric Co., Ltd.	12,093
2,971	Havells India, Ltd.	14,917
6,000	Jiangnan Group, Ltd.	841
156	Korea Electric Terminal Co., Ltd.	10,161
4,000	Kung Long Batteries Industrial Co., Ltd.	19,490
451	LG Industrial Systems Co., Ltd.	14,819
738	LS Corp.	36,162
1,000	Shihlin Electric & Engineering Corp.	1,255
88,553	Suzlon Energy, Ltd.*	17,971
34,000	Teco Electric & Machinery Co., Ltd.	29,321
2,000	Voltronic Power Technology Corp.	27,612
90,000	Walsin Lihwa Corp.	32,961
7,500	Zhuzhou CSR Times Electric Co., Ltd.	37,919

		334,708

Electronic Equipment, Instruments & Components (3.9%):
9,000	AAC Technologies Holdings, Inc.	80,973
23,085	AU Optronics Corp., ADR	81,721
127,800	Cal-comp Electronics (Thailand) Public Co., Ltd., Class F	9,633
3,000	Career Technology(MFG.) Co., Ltd.	1,658
13,000	Cheng Uei Precision Industry Co., Ltd.	14,747
13,000	Chin-Poon Industrial Co., Ltd.	24,366
40,000	Compeq Manufacturing Co., Ltd.	19,162
24,800	Coretronic Corp.	26,024
296	Daeduck Electronics Co., Ltd.	1,996
10,712	Datatec, Ltd.	38,633
10,600	Delta Electronics (Thailand) Public Co., Ltd.	24,022
13,682	Delta Electronics, Inc.	67,066
28,000	Digital China Holdings, Ltd.	21,166
36,000	E Ink Holdings, Inc.	25,418
11,000	Elite Material Co., Ltd.	30,523
13,909	Flexium Interconnect, Inc.	36,310
6,000	Flytech Technology Co., Ltd.	17,479
14,500	Hana Microelectronics Public Co., Ltd.	15,950
119,000	HannStar Display Corp.*	28,731
14,031	Hon Hai Precision Industry Co., Ltd., GDR	70,857
184,800	Hon Hai Precision Industry Co., Ltd.	478,785

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
27,875	Inari Amertron Berhad	$20,635
107,000	Innolux Corp.	38,320
32,000	JU Teng International Holdings, Ltd.	9,859
9,500	KCE Electronics Public Co., Ltd.	32,327
18,000	Kingboard Chemical Holdings, Ltd.	54,318
25,000	Kingboard Laminates Holdings, Ltd.	24,407
1,000	Largan Precision Co., Ltd.	116,386
16,250	LG Display Co., Ltd., ADR	208,813
413	LG Innotek Co., Ltd.	30,085
2,000	Merry Electronics Co., Ltd.	7,452
11,000	Min Aik Technology Co., Ltd.	10,224
1,213	PARTRON Co., Ltd.	10,339
10,000	PAX Global Technology, Ltd.	6,600
3,261	Redington India, Ltd.	4,545
36,200	Samart Corporation Public Co., Ltd.	12,606
1,112	Samsung Electro-Mechanics Co., Ltd., Series L	46,707
612	Samsung SDI Co., Ltd.	55,007
260	Sfa Engineering Corp.	13,873
2,000	Simplo Technology Co., Ltd.	5,751
10,299	Sinbon Electronics Co., Ltd.	22,364
14,000	Sunny Optical Technology Group Co., Ltd.	61,004
23,100	Synnex Technology International Corp.	23,194
13,000	Taiwan PCB Techvest Co., Ltd.	12,062
2,000	Test Research, Inc.	2,366
9,000	Tong Hsing Electronic Industries, Ltd.	30,609
100,000	Tongda Group Holdings, Ltd.	25,690
12,000	TPK Holding Co., Ltd.*	21,996
13,000	Tripod Technology Corp.	29,243
42,000	Truly International Holdings, Ltd., Series L	16,296
4,000	TXC Corp.	5,043
35,000	Unimicron Technology Corp.	13,403
69,600	V.S. Industry Berhad	21,868
11,000	Wah Lee Industrial Corp.	15,634
2,000	Waison Group Holdings, Ltd.	1,071
23,125	Walsin Technology Corp.	25,127
1,339	Wisol Co., Ltd.	16,994
27,000	WPG Holdings, Ltd.	31,700
21,945	WT Microelectronics Co., Ltd.	29,164
15,208	Yageo Corp.	27,645
9,000	Zhen Ding Technology Holding, Ltd.	17,627

		2,273,574

Energy Equipment & Services (0.2%):
91,600	Bumi Armada Berhad	12,338
28,000	China Oilfield Services, Ltd.	25,864
160,000	Sapurakencana Petroleum Berhad*	57,669
33,200	UMW Oil & Gas Corp. Berhad*	6,469
6,400	Yinson Holdings BHD	4,124

		106,464

Food & Staples Retailing (2.2%):
4,656	Bid Corp., Ltd.	82,739
2,846	BIM Birlesik Magazalar AS	39,549
5,859	Cencosud SA, ADR	49,216
91	CJ Freshway Corp.	2,936
12,960	Clicks Group, Ltd.	109,001
3,233	Companhia Brasileira de Distribuicao Grupo Pao de Acucar, ADR	53,506

Continued

9

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
157,900	Cosco Capital, Inc.	$27,008
41,900	CP ALL Public Co., Ltd.	73,030
183	E-Mart Co., Ltd.	27,692
2,923	Eurocash SA	27,494
12,811	Grupo Comercial Chedraui SAB de C.V.	22,869
245	GS Retail Co., Ltd.	9,641
1,487	Hyundai Greenfood Co., Ltd.	18,966
25,927	La comer,SAB de C.V.*	19,556
5,868	Massmart Holdings, Ltd.	53,856
2,386	Migros Ticaret AS*	11,903
9,708	Organizacion Soriana SAB de C.V.*	21,073
13,353	Pickn Pay Stores, Ltd.	61,963
8,000	President Chain Store Corp.	57,232
34,500	Puregold Price Club, Inc.	27,038
2,563	Raia Drogasil SA	48,208
12,272	Shoprite Holdings, Ltd.	153,245
39,000	Sun Art Retail Group, Ltd.	34,151
16,000	Taiwan Tea Corp.	6,947
6,066	The Spar Group, Ltd.	87,635
62,376	Wal-Mart de Mexico SAB de C.V.	111,678
1,349	X5 Retail Group NV, GDR*	43,789

		1,281,921

Food Products (3.3%):
2,860	Astral Foods, Ltd.	26,851
13,707	AVI, Ltd.	91,082
14,338	BRF SA, ADR	211,629
518	Britannia Industries, Ltd.	21,990
190,000	C.P. Pokphand Co., Ltd.	23,511
48,200	Charoen Pokphand Foods Public Co., Ltd.	39,532
55,000	China Agri-Industries Holdings, Ltd.*	21,399
16,000	China Mengniu Dairy Co., Ltd.	30,591
52,000	China Modern Dairy Holdings, Ltd.*	14,239
2,557	China Ocean Resources Co., Ltd.*	2,713
61,000	China Yurun Food Group, Ltd.*	8,990
198	CJ CheilJedang Corp.	58,501
13,775	Clover Industries, Ltd.	18,984
603	Daesang Corp.	13,161
716	Daesang Holdings Co., Ltd.	6,098
37	Dongwon F&B Co., Ltd.	6,060
65	Glaxo SmithKline Consumer Healthcare, Ltd.	4,780
26,000	Great Wall Enterprise Co., Ltd.	23,414
6,338	Gruma, SAB de C.V., Class B	80,565
17,799	Grupo Bimbo SAB de C.V., Series A	40,268
12,529	Grupo Herdez SAB de C.V.	22,686
1,920	Grupo Nutresa SA	15,928
6,838	Industrias Bachoco, SAB de C.V.	27,983
40,200	IOI Corp. Berhad	39,329
12,000	JBS SA	42,051
2,092	Kernel Holding SA	31,937
2,569	KRBL, Ltd.	11,256
4,800	Kuala Lumpur Kepong Berhad	25,650
19,188	Lien Hwa Industrial Corp.	13,106
43	Lotte Confectionery Co., Ltd.	6,347
8	Lotte Food Co., Ltd.	4,295
600	M Dias Branco SA	21,212
19,100	Marfrig Global Foods SA*	38,808

Shares		Fair Value
Common Stocks, continued
Food Products, continued
7,000	Minerva SA*	$26,143
3,000	Namchow Chemical Industrial Co., Ltd.	5,684
240	Nestle India, Ltd.	21,281
50	NongShim Co., Ltd.	13,756
353	Oceana Group, Ltd.	3,086
53	Orion Corp.	28,696
3,462	Pioneer Foods, Ltd.	38,828
6,500	PPB Group Berhad	22,984
24,688	PT Astra Agro Lestari Tbk	30,756
96,300	PT Charoen Pokphand Indonesia Tbk	22,018
2,000	PT Indofood CBP Sukses Makmur Tbk	1,272
147,200	PT Indofood Sukses Makmur Tbk	86,521
163,300	PT Japfa Comfeed Indonesia Tbk	17,606
212,100	PT Perusahaan Perkebunan London Sumatra Indonesia Tbk	27,323
600	PT Sawit Sumbermas Sarana TbK	62
33,700	PT Tiga Pilar Sejahtera Food Tbk*	4,857
1,800	Qinqin Foodstuffs Group*	612
21,400	QL Resources Berhad	20,804
32	Samyang Holdings Corp.	3,162
3,900	Sao Martinho SA	23,377
48,000	Shenguan Holdings Group, Ltd.	3,634
7,326	Standard Foods Corp.	17,371
10,893	Tata Global Beverages, Ltd.	19,555
48,000	Thai Union Group Public Co., Ltd.	28,184
18,300	Thai Vegetable Oil Public Co., Ltd.	20,611
3,028	Tiger Brands, Ltd.^	87,688
34,000	Tingyi (Caymen Is) Holding Corp.	41,159
1,918	Tongaat Hulett, Ltd.	18,177
31,800	TSH Resources Berhad	13,171
5,919	Ulker Biskuvi Sanayi AS	27,138
28,000	Uni-President China Holdings, Ltd.	19,742
67,600	Uni-President Enterprises Corp.	111,611
12,130	Universal Robina Corp.	39,838
51,000	Want Want China Holdings, Ltd.	32,595

		1,924,248

Gas Utilities (0.6%):
24,000	China Gas Holdings, Ltd.	32,523
36,000	China Oil & Gas Group, Ltd.*	2,825
20,000	China Resources Gas Group, Ltd.	56,057
400	Cia de Gas de Sao Paulo	5,644
10,000	ENN Energy Holdings, Ltd.	40,966
2,424	GAIL India, Ltd., GDR	94,117
1,851	Gujarat State Petronet, Ltd.	3,798
7,465	Infraestructura Energetica Nova, SAB de C.V.	32,531
501	Korea Gas Corp.	20,071
10,000	Petronas Gas Berhad	47,479
130,200	PT Perusahaan Gas Negara Tbk	26,008
20,000	Towngas China Co., Ltd.	10,492

		372,511

Health Care Equipment & Supplies (0.3%):
44	Dio Corp.*	1,437
3,000	Ginko International Co., Ltd.	31,009
29,000	Hartalega Holdings Berhad	31,209
190	Huons Co., Ltd.	5,386
580	Inbody Co., Ltd.	12,933

Continued

10

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
22,300	Kossan Rubber Industries Berhad	$32,747
348	Osstem Implant Co., Ltd.*	17,335
12,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	7,982
1,000	St.Shine Optical Co., Ltd.	19,005
21,600	Top Glove Corp. Berhad	25,750
357	Vieworks Co., Ltd.	17,651

		202,444

Health Care Providers & Services (0.7%):
1,802	Apollo Hospitals Enterprise, Ltd.	31,275
39,600	Bangkok Dusit Medical Services Public Co., Ltd., Class F	25,497
5,800	Bumrungrad Hospital Public Co., Ltd.	29,257
93,300	Chularat Hospital Public Co., Ltd.	7,416
18,400	IHH Healthcare Berhad	26,055
22,200	KPJ Healthcare Berhad	20,679
27,117	Life Healthcare Group Holdings Pte, Ltd.	64,154
39,623	Netcare, Ltd.	91,840
6,700	OdontoPrev SA	25,950
5,066	Qualicorp SA	29,977
6,700	Shanghai Pharmaceuticals Holding Co., Ltd.	15,313
13,600	Sinopharm Group Co., Series H	55,800
37,000	Universal Health International Group Holding, Ltd.*	1,691

		424,904

Hotels, Restaurants & Leisure (1.1%):
22,435	Alsea SAB de C.V.	64,117
34,444	Berjaya Sports Toto Berhard	22,736
33,400	Central Plaza Hotel Public Co., Ltd.	36,984
72,000	China Travel International Investment Hong Kong, Ltd.	19,732
2,525	City Lodge Hotels, Ltd.	27,173
3,400	Cvc Brasil Operadora E Agenc	24,769
3,511	Famous Brands, Ltd.	40,028
51,200	Genting Berhard	91,233
41,400	Genting Malaysia Berhad	42,224
694	Grand Korea Leisure Co., Ltd.	11,744
179	Hana Tour Service, Inc.	9,789
9,410	Jollibee Foods Corp.	36,648
1,170	Jubilant Foodworks, Ltd.	14,645
884	Kangwon Land, Inc.	26,166
31,800	Magnum Berhad	15,381
28,900	MINI International Public Co., Ltd.	28,858
8,900	MK Restaurants Group Public Co., Ltd.	14,542
197	Modetour Network, Inc.	4,720
14,674	Net Holding AS*	11,781
275,000	Rexlot Holdings, Ltd.*	4,077
7,724	Sun International, Ltd.	48,639
15,271	Tsogo Sun Holdings, Ltd.	30,603

		626,589

Household Durables (1.2%):
384	Amica Wronki SA	17,119
11,000	Amtran Technology Co., Ltd.	7,530
6,055	Arcelik AS	36,404
589	Coway Co., Ltd.	43,026
10,196	Crompton Greaves Consumer Electricals, Ltd.*	21,895
12,000	Cyrela Brazil Realty SA Empreendimentos e Participacoes	37,884

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
12,000	Even Construtora e Incorporadora SA	$13,648
544	Fabryki Mebli “Forte” SA	9,879
18,000	Gafisa SA	10,291
29,000	Haier Electronics Group Co., Ltd.	45,537
121	Hanssem Co., Ltd.	19,812
49	Hyundai Livart Furniture Co., Ltd.	957
27,000	Kinpo Electronics, Inc.	9,949
3,396	LG Electronics, Inc.	144,475
8,200	MRV Engenharia e Participacoes SA	27,575
44,771	Skyworth Digital Holdings, Ltd.	25,445
40,213	Steinhoff International Holdings NV	207,807
55,000	Tatung Co., Ltd.*	16,210
363	Whirlpool of India, Ltd.*	4,749
3,000	Zeng Hsing Industrial Co., Ltd.	14,925

		715,117

Household Products (0.5%):
9,507	Hindustan Unilever, Ltd.	115,725
47,435	Kimberl- Clark de Mexico SAB de C.V.	85,454
20,800	PT Unilever Indonesia Tbk	59,896

		261,075

Independent Power & Renewable Electricity Producers (1.0%):
40,100	Aboitiz Power Corp.	33,652
10,952	Adani Power, Ltd.*	4,825
25,005	AES Gener SA	8,937
7,121	AES Tiete Energia SA	30,645
46,000	Beijing Jingneng Clean Energy Co., Ltd., Series H	14,263
37,000	China Longyuan Power Group Corp.	28,631
59,000	China Power International Develpoment, Ltd.	21,321
14,000	China Resources Power Holdings Co.	22,163
118,755	Colbun SA	23,382
34,000	Datang International Power Generation Co., Ltd.	8,874
3,700	Electricity Generating Public Co., Ltd.	20,533
1,528	Empresa Nacional de Electricidad SA, ADR	29,705
446,900	Energy Development Corp.	46,319
2,800	Engie Brasil Energia SA	30,124
68,600	First Gen Corp.	30,418
14,300	Glow Energy Public Co., Ltd.	31,548
38,000	Huadian Fuxin Energy Corp., Class H	9,366
20,000	Huadian Power International Corp., Ltd.^	9,034
708	Huaneng Power International, Inc., ADR	18,436
132,000	Huaneng Renewables Corp., Ltd.	42,698
10,150	JSW Energy, Ltd.	9,056
208,800	Lopez Holdings Corp.	32,787
25,620	NHPC, Ltd.	9,956
11,558	NTPC, Ltd.	28,000
9,799	PTC India, Ltd.	10,590
11,263	Reliance Power, Ltd.*	6,798
33,200	SPCG Public Co., Ltd.	19,831
6,000	Taiwan Cogeneration Corp.	4,152

		586,044

Industrial Conglomerates (2.2%):
20,580	Aboitiz Equity Ventures, Inc.	29,316
906	Aditya Birla Nuvo, Ltd.	17,002
114,747	Alfa SAB de C.V., Class A	142,094
119,100	Alliance Global Group, Inc.	30,623

Continued

11

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
6,000	Beijing Enterprises Holdings, Ltd.	$28,274
10,650	Berli Jucker Public Co., Ltd.	14,870
10,712	Bidvest Group, Ltd.	140,813
33,516	Boustead Holdings Berhad	19,929
62,000	Citic, Ltd.	88,456
239	CJ Corp.	36,940
167,000	DMCI Holdings, Inc.	44,511
234	Doosan Corp.	20,205
4,536	Enka Insaat ve Sanayi AS	6,923
31,620	Far Eastern New Century Corp.	23,683
15,000	Fosun International, Ltd.	21,012
10,759	Grupo Carso SAB de C.V.	43,287
21,847	GRUPO KUO SAB de C.V., Series B	36,901
699	Hanwha Corp.	20,261
15,100	Hap Seng Consolidated Berhad	29,831
47,440	JG Summit Holdings, Inc.	64,499
72,431	KAP Industrial Holdings, Ltd.	39,326
10,575	KOC Holdings AS	41,386
770	LG Corp.	38,225
7,416	Reunert, Ltd.	36,606
221	Samsung C&T Corp.	22,816
21,330	San Miguel Corp.	39,627
13,000	Shanghai Industrial Holdings, Ltd.	35,080
21,995	Sime Darby Berhad	39,714
313	SK C&C Co., Ltd.	59,392
1,290	SM Investments Corp.	16,970
25,919	Turkiye Sise ve Cam Fabrikalari AS	28,149

		1,256,721

Insurance (2.8%):
595	Bajaj Finserv, Ltd.	25,277
7,200	Bangkok Life Assurance Public Co., Ltd.	10,627
6,175	BB Seguridade Participacoes SA	53,717
55,000	Cathay Financial Holding Co., Ltd.	82,364
59,488	China Life Insurance Co., Ltd.	58,974
11,000	China Life Insurance Co., Ltd.	28,458
2,673	China Life Insurance Co., Ltd., ADR^	34,402
7,200	China Pacific Insurance Group Co., Ltd., Class H	24,902
13,600	China Taiping Insurance Holdings Co., Ltd.*	27,921
10,800	Dhipaya Insurance Public Co., Ltd.	15,151
8,993	Discovery, Ltd.	74,983
1,507	Dongbu Insurance Co., Ltd.	77,930
2,194	Hanwha General Insurance Co., Ltd.	13,120
3,119	Hanwha Life Insurance Co., Ltd.	16,844
2,150	Hyundai Marine & Fire Insurance Co., Ltd.	55,982
2,724	Korean Reinsurance Co.	25,710
5,916	Liberty Holding, Ltd.	47,615
1,558	LIG Insurance Co., Ltd.	33,707
10,400	LPI Capital Berhad	37,986
1,787	Max Financial Services, Ltd.	14,398
3,465	Mercuries Life Insurance Co., Ltd.*	1,825
1,882	Meritz Fire & Marine Insurance Co., Ltd.	23,840
28,993	MMI Holdings, Ltd.	49,541
68,000	People’s Insurance Co. Group of China, Ltd.	26,740
48,000	Picc Property & Casuality Co., Ltd., Class H	74,069
47,500	Ping An Insurance Group Co. of China, Ltd.	236,339
2,500	Porto Seguro SA	20,672

Shares		Fair Value
Common Stocks, continued
Insurance, continued
7,140	Powszechny Zaklad Ubezpieczen SA	$56,695
518,000	PT Panin Financial Tbk*	6,620
250	Samsung Fire & Marine Insurance Co., Ltd.	55,549
520	Samsung Life Insurance Co., Ltd.	48,382
31,280	Sanlam, Ltd.	143,218
2,021	Santam, Ltd.	34,365
232,105	Shin Kong Financial Holdings Co., Ltd.*	56,893
5,847	Sul America SA	32,352
675	Tongyang Life Insurance	7,087

		1,634,255

Internet & Direct Marketing Retail (0.2%):
8,500	B2w Cia Digital*	26,651
108	CJ O Shopping Co., Ltd.	14,514
19,000	Cogobuy Group*(b)	28,548
239	Ctrip.com International, ADR*	9,560
91	GS Home Shopping, Inc.	12,912
1,712	Interpark Holdings Corp.	7,104
959	JD.com, Inc., ADR*	24,397
1,918	Vipshop Holdings, Ltd., ADR*	21,117

		144,803

Internet Software & Services (2.4%):
725	58.com, Inc., ADR*^	20,300
1,817	Alibaba Group Holding, Ltd., ADR*	159,551
436	Baidu, Inc., ADR*	71,682
1,139	Daou Technology, Inc.	16,931
194	Daum Kakao Corp.	12,336
103	NetEase, Inc., ADR	22,180
234	NHN Corp.	149,895
2,505	Pchome Online, Inc.	21,862
37,400	Tencent Holdings, Ltd.	907,750
399	Yy, Inc., ADR*	15,729

		1,398,216

IT Services (2.3%):
10,000	Chinasoft International, Ltd.*	4,674
6,280	Cielo SA	53,839
639	eClerx Services, Ltd.	13,189
3,739	EOH Holdings, Ltd.	44,587
10,448	HCL Technologies, Ltd.	127,371
2,719	Hexaware Technologies, Ltd.	8,295
37,860	Infosys, Ltd., ADR	561,465
495	KCP Co., Ltd.	5,220
3,450	Mindtree, Ltd.	26,396
1,344	Mphasis, Ltd.	11,186
110,700	MyEG Services Berhad	37,181
954	Persistent Systems, Ltd.	8,660
7	Samsung SDS Co., Ltd.	807
12,199	Sonda SA	21,675
7,000	Systex Corp.	12,563
7,763	Tata Consultancy Services, Ltd.	269,890
5,583	Tech Mahindra, Ltd.	40,079
14,000	Travelsky Technology, Ltd., Series H	29,314
5,423	Vakrangee, Ltd.	21,849
3,818	Wipro, Ltd.	26,683

		1,324,923

Continued

12

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Leisure Products (0.1%):
6,000	Giant Manufacturing Co., Ltd.	$34,004
6,000	Merida Industry Co., Ltd.	26,707

		60,711

Life Sciences Tools & Services (0.0%):
1,081	Divi’s Laboratories, Ltd.	12,453

Machinery (1.0%):
816	AIA Engineering, Ltd.	15,562
3,000	AirTac International Group	23,784
15,517	Ashok Leyland, Ltd.	18,252
28,600	Changsha Zoomlion Heavy Industry Science & Technology	12,524
10,500	China Conch Venture Holdings, Ltd.	18,611
7,600	China International Marine Containers Group Co., Ltd.	10,959
29,000	CRRC Corp., Ltd., Class H	25,940
26,000	CSBC Corp. Taiwan	11,128
1,465	Cummins India, Ltd.	17,664
3,522	Daewoo Shipbuilding & Marine Engineering Co., Ltd.*(a)(c)	9,800
4,412	Doosan Infracore Co., Ltd.*	32,044
176	Eicher Motors, Ltd.	56,403
8,000	Haitian International Holdings, Ltd.	15,595
1,855	Hanjin Heavy Industries & Contruction Co., Ltd.*	5,156
4,202	Hiwin Technologies Corp.	19,193
167	Hyundai Elevator Co., Ltd.*	7,928
468	Hyundai Heavy Industries Co.*	56,187
337	Hyundai Mipo Dockyard Co., Ltd.*	18,701
50	Hyundai Rotem Co., Ltd.*	749
3,800	Iochpe-Maxion SA	13,620
1,000	King Slide Works Co., Ltd.	12,912
92,000	Lonking Holdings, Ltd.	19,616
136	Otokar Otomotiv Ve Savunma Sanayi AS	5,148
7,000	Rechi Precision Co., Ltd.	6,847
6,230	Samsung Heavy Industries Co., Ltd.*	47,599
2,000	Shin Zu Shing Co., Ltd.	5,119
29,500	Sinotruk Hong Kong, Ltd.	20,937
837	Turk Traktor ve Ziraat Makineleri AS	17,808
6,446	WEG SA	30,712
10,000	Weichai Power Co., Ltd., Class H	15,337
11,000	Yungtay Engineering Co., Ltd.	15,292

		587,127

Marine (0.2%):
24,000	China Shipping Development Co., Ltd., Class H	13,385
38,380	Evergreen Marine Corp. (Taiwan), Ltd.*	13,180
33,207	Grindrod, Ltd.	32,536
16,500	MISC Berhad	27,056
4,000	U-Ming Marine Transport Corp.	3,106
5,000	Wan HAI Lines, Ltd.	2,524
22,304	Wisdom Marine Lines Co., Ltd.	21,041
37,000	Yang Ming Marine Transport*	5,524

		118,352

Media (1.4%):
30,000	Alibaba Pictures Group, Ltd.*	4,859
52,700	Astro Malaysia Holdings Berhad	30,540
47,000	BEC World Public Co., Ltd.	21,764
748	Cheil Worldwide, Inc.	9,744

Shares		Fair Value
Common Stocks, continued
Media, continued
408	CJ CGV Co., Ltd.	$23,713
301	CJ E&M Corp.	17,677
546	CJ Hellovision Co., Ltd.	4,232
4,478	Cyfrowy Polsat SA*	26,339
13,912	Dish Tv India, Ltd.*	17,241
8,036	Grupo Televisa SA, ADR	167,872
2,348	Jagran Prakashan, Ltd.*	6,191
940	KT Skylife Co., Ltd.	13,399
193	Loen Entertainment, Inc.*	12,124
15,972	Megacable Holdings SAB de C.V.	53,917
800	Multiplus SA	8,312
1,229	Naspers, Ltd.	179,203
327,000	PT Global MediaCom Tbk	14,844
177,400	PT Media Nusantara Citra Tbk	23,023
190,700	PT Surya Citra Media Tbk	39,560
750	PVR, Ltd.	12,652
25,700	RS Public Co., Ltd.	5,596
413	S.M.Entertainment Co.*	8,798
1,500	Smiles SA	20,624
4,534	Sun Tv Network, Ltd.	32,642
20,498	Tv18 Broadcast, Ltd.*	10,982
81,100	Vgi Global Media plc	12,669
6,072	ZEE Entertainment Enterprises, Ltd.	40,437

		818,954

Metals & Mining (4.0%):
4,055	African Rainbow Minerals, Ltd.	28,900
26,000	Angang Steel Co., Ltd.*	15,370
16,621	AngloGold Ashanti, Ltd., ADR*	174,686
2,033	ArcelorMittal South Africa, Ltd.*	1,702
2,498	Assore, Ltd.	42,697
3,325	Capital SA	23,682
29,500	China Hongqiao Group, Ltd.	25,754
3,000	China Metal Products Co., Ltd.	2,960
56,000	China Steel Corp.	42,658
44,400	China Zhongwang Holdings, Ltd.	18,838
24,250	Companhia Siderurgica Nacional SA, ADR*^	78,328
3,972	Dongkuk Steel Mill Co., Ltd.*	36,111
14,863	Eregli Demir ve Celik Fabrikalari T.A.S.	21,627
21,000	Feng Hsin Steel Co., Ltd.	29,408
23,807	Gerdau SA, ADR	74,754
41,553	Gold Field, Ltd., ADR	125,075
471	Grupa Kety SA	43,639
84,574	Grupo Mexico SAB de C.V., Series B	229,745
4,210	Grupo Simec SA de C.V., Series B*	20,175
19,883	Hindalco Industries, Ltd.	45,140
1,195	Hyundai Steel Co.	56,095
18,316	Impala Platinum Holdings, Ltd.*	56,640
7,412	Industrias CH, SAB de C.V., Series B*	47,391
2,595	Industrias Penoles SAB de C.V.	48,126
15,000	Jiangxi Copper Co., Ltd.	20,778
20,933	Jindal Steel & Power, Ltd.*	21,237
2,531	JSW Steel, Ltd.	60,479
43,143	Kardemir Karabuk Demir Celik Sanayi VE Ticaret AS, Class D*	14,042
1,235	KGHM Polska Miedz SA	27,241
40	KISWIRE, Ltd.	1,328

Continued

13

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
115	Korea Zinc Co.	$45,186
1,878	Koza Altin Isletmeleri AS*	8,704
1,922	Kumba Iron Ore, Ltd.*	22,175
166	Kumkang Kind Co., Ltd.	5,371
52,000	Maanshan Iron & Steel Co., Ltd.*	15,109
23,056	Minera Frisco SAB de C.V.*	17,357
3,766	MMC Norilsk Nickel PJSC, ADR	63,720
78,000	MMG, Ltd.*	19,796
30,384	National Aluminum Co., Ltd.	29,135
12,766	Northam Platinum, Ltd.*^	37,694
1,832	POSCO, ADR	96,272
75,040	Press Metal Berhad	26,540
449,100	PT Aneka Tambang Persero Tbk*	29,732
71,800	PT Vale Indonesia Tbk*	14,934
3,505	Royal Bafokeng Platinum, Ltd.*	9,054
697	Seah Besteel Corp.	14,743
2,792	Severstal PAO, GDR	42,339
88,000	Shougang Fushan Resources Group, Ltd.	17,138
43,737	Sibanye Gold, Ltd.	78,461
11,722	Steel Authority of India, Ltd.*	8,474
9,813	Tata Steel, Ltd., GDR	55,034
7,000	Ton Yi Industrial Corp.	3,006
22,000	Tung Ho Steel Enterprise Corp.	14,400
7,991	Vale SA, ADR	60,891
7,373	Vedanta, Ltd., ADR	91,573
3,000	Yeong Guan Energy Technology Group Co., Ltd.	9,555
36,050	Yieh Phui Enterprise Co., Ltd.*	12,513
3,500	Zhaojin Mining Industry Co., Ltd.	2,942

		2,286,454

Multiline Retail (0.9%):
59,000	Far Eastern Department Stores, Ltd.	29,242
15,000	Golden Eagle Retail Group, Ltd.^	21,352
23,569	Grupo Sanborsn SAB de C.V.	24,636
295	Hyundai Department Store Co., Ltd.	26,598
23,500	Intime Retail Group Co., Ltd.(c)	21,180
7,200	Lojas Americanas SA	27,599
11,686	Lojas Renner SA	83,230
214	Lotte Shopping Co., Ltd.	39,190
48,500	Mitra Adiperkasa TBK PT*	19,346
3,060	Poya International Co., Ltd.	35,431
8,500	PT Matahari Department Store Tbk	9,490
489,200	PT Multipolar Tbk*	12,371
39,838	Ripley Corp SA	23,769
1,378	S.A.C.I. Falabella	10,911
130	Shinsegae Department Store Co.	18,938
20,564	Woolworths Holdings, Ltd.	105,834

		509,117

Multi-Utilities (0.1%):
151,000	YTL Corporation Berhad	52,156
65,800	YTL Power International Berhad	21,841

		73,997

Oil, Gas & Consumable Fuels (6.0%):
30,900	Bangchak Petroleum Public Co., Ltd.	28,808
3,242	Bharat Pertoleum Corp., Ltd.	30,307
5,402	Cairn India, Ltd.	19,226

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
186,000	China Petroleum & Chemical Corp., Class H	$131,631
23,000	China Shenhua Energy Co., Ltd.	42,898
58,000	CNOOC, Ltd.	71,611
517	CNOOC, Ltd., ADR	64,087
2,482	Coal India, Ltd.	10,956
1,750	Cosan sa industria e Comercio	20,522
7,445	Ecopetrol SA, ADR*^	67,377
1,700	Empresas Copec SA	16,303
31,400	Energy Absolute Public Co., Ltd.	25,989
70,800	Esso Thailand Public Co., Ltd.*	25,308
8,460	Exxaro Resources, Ltd.	54,890
7,000	Formosa Petrochemical Corp.	24,231
15,137	Gazprom OAO, ADR	76,326
4,041	Grupa Lotos SA*	36,957
1,737	GS Holdings	77,536
20	Hankook Shell Oil Co., Ltd.	7,334
3,050	Hindustan Petroleum Corp., Ltd.	19,757
15,536	Indian Oil Corp., Ltd.	74,219
279,900	IRPC Public Co., Ltd.	37,433
64,000	Kunlun Energy Co., Ltd.	47,780
340	Lubelski Wegiel Bogdanka SA*	5,653
3,328	LUKOIL PJSC, ADR	186,768
698	MOL Hungarian Oil & Gas plc	49,020
288	NovaTek OAO, Registered Shares, GDR	37,309
7,632	Oil & Natural Gas Corp., Ltd.	21,501
407	PetroChina Co., Ltd., ADR	29,996
48,000	PetroChina Co., Ltd., Class H	35,421
19,311	Petroleo Brasileiro SA, ADR*	195,234
26,379	Petroleo Brasileiro SA, ADR*	232,399
144,200	Petron Corp.	28,845
3,800	Petronas Dagangan Berhad	20,159
5,372	Petronet LNG, Ltd.	29,060
7,038	Polski Koncern Naftowy Orlen SA	143,448
25,218	Polskie Gornictwo Naftowe i Gazownictwo SA	33,927
490,000	PT Adaro Energy Tbk	61,513
19,800	PT Indo Tambangraya Megah Tbk	24,709
475,000	PT Sugih Energy Tbk*(a)(c)	1,834
49,500	PT United Tractors Tbk	78,018
34,600	PTT Exploration & Production Public Co., Ltd.	92,884
29,100	PTT Public Co., Ltd.	301,559
5,739	Reliance Industries, Ltd., GDR(b)	183,053
10,622	Rosneft Oil Co., Registered Shares, GDR	68,877
12,270	Semirara Mining and Power Corp.	32,110
607	SK Energy Co., Ltd.	73,214
352	SK Gas, Ltd.	37,732
585	S-Oil Corp.	40,812
25,300	Tambang Batubara Bukit Asam Tbk PT	23,382
867	Tatneft Pjsc, ADR	36,145
22,600	Thai Oil Public Co., Ltd.	45,487
376	The Great Eastern Shipping Co., Ltd.	2,009
2,548	Tupras-Turkiye Petrol Rafine	51,132
11,402	Ultrapar Participacoes SA, ADR	236,478
252,000	United Energy Group, Ltd.*	12,634
2,362	Yanzhou Coal Mining Co., Ltd., ADR^	15,778

		3,479,586

Continued

14

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (0.8%):
7,803	Duratex SA*	$16,310
5,996	Empresas CMPC SA	12,268
10,650	Fibria Celulose SA, ADR	102,346
1,954	Hansol Holdings Co., Ltd.*	10,814
146	Hansol Paper Co., Ltd.	2,379
19,000	Lee & Man Paper Manufacturing, Ltd.	14,679
4,549	Mondi, Ltd.	92,489
43,000	Nine Dragons Paper Holdings, Ltd.	38,838
24,247	Sappi, Ltd.*	158,341
6,600	Suzano Papel e Celulose SA, Class A	28,809
47,000	YFY, Inc.	14,109

		491,382

Personal Products (0.9%):
267	Amorepacific Corp.	71,003
384	Amorepacific Group	42,220
926	Bajaj Corp., Ltd.	5,062
945	Colgate-Palmolive India, Ltd.	12,574
173	Cosmax, Inc.	17,105
8,409	Dabur India, Ltd.	34,455
16,425	Eis Eczacibasi Ilac Sanayi VE Finansal Yatirimlar	14,530
1,393	Emami, Ltd.	19,489
101	Gillette India, Ltd.	6,406
1,015	Godrej Consumer Products, Ltd.	22,552
3,000	Grape King BIO, Ltd.	17,332
9,000	Hengan International Group Co., Ltd.	65,991
499	Korea Kolmar Co., Ltd.	27,146
127	LG Household & Health Care, Ltd.	89,999
8,551	Marico, Ltd.	32,786
4,000	Natura Cosmeticos SA	28,304
57	Procter & Gamble Hygiene & Healthcare, Ltd.	5,948
261	Sansung Life & Science Co., Ltd.*	4,728

		517,630

Pharmaceuticals (1.6%):
510	Ajanta Pharma, Ltd.	13,380
840	Alembic Pharmaceuticals, Ltd.	7,332
3,947	Aspen Pharmacare Holdings, Ltd.	81,506
7,287	Aurobindo Pharma, Ltd.	71,784
3,311	Cadila Healthcare, Ltd.	17,350
21,000	China Medical System Holdings, Ltd.	33,132
22,000	China Pharmaceutical Enterprise & Investment Corp.	23,402
3,000	China Shineway Pharmaceutical Group, Ltd.	3,400
12,000	China Traditional Chinese Medicine Co., Ltd.	5,536
181	Chong Kun Dang Pharmaceutical Corp.	15,622
6,394	Cipla, Ltd.	53,608
12,000	Dawnrays Pharmaceutical Holdings, Ltd.	7,175
2,231	Dr. Reddy’s Laboratories, Ltd., ADR	101,019
8	Glaxo smithkline Pharmaceuticals, Ltd.	322
3,004	Glenmark Pharmaceuticals, Ltd.	39,277
116	Hanmi Pharm Co., Ltd.	29,265
320	Hanmi Science Co., Ltd.	16,156
204,000	Hua Han Bio-Pharmaceutical Holdings, Ltd.*(a)(c)	13,944
2,700	Hypermarcas SA	21,687
35	Ipca Laboratories, Ltd.*	274
2,206	Jubilant Life Sciences, Ltd.	20,495
1,201	Jw Holdings Corp.	8,807
3,131	Lupin, Ltd.	68,535

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
898	Piramal Enterprises, Ltd.	$21,396
287,900	PT Kalbe Farma Tbk	32,178
697	Richter Gedeon Nyrt	14,724
57	Sanofi India, Ltd.	3,607
91,000	Sihuan Pharmaceutical Holdings Group, Ltd.	25,233
60,000	Sino Biopharmaceutical, Ltd.	42,169
40,172	SSY Group, Ltd.	12,767
803	Strides Shasun, Ltd.	12,526
5,115	Sun Pharmaceutical Industries, Ltd.	47,229
11,000	Tong Ren Tang Technologies Co., Ltd.	20,393
695	Torrent Pharmaceuticals, Ltd.	13,442
5,000	TTY Biopharm Co., Ltd.	15,821
1,348	Wockhardt, Ltd.	13,021
91	Yuhan Corp.	15,070

		942,584

Professional Services (0.1%):
5,146	Sporton International, Inc.	27,212

Real Estate Management & Development (3.2%):
42,000	Agile Property Holdings, Ltd.	21,369
3,615	Aliansce Shopping Centers SA	16,057
38,800	Ayala Land, Inc.	24,950
438,000	Bangkok Land Public Co., Ltd.	21,004
30,000	Beijing Capital Land, Ltd.	11,229
268,000	Belle Corp.	17,297
16,890	BR Malls Participacoes SA*	62,043
62,000	C C Land Holdings, Ltd.	18,001
15,400	Cathay Real Estate Development Co., Ltd.	8,690
20,700	Central Pattana Public Co., Ltd.	32,686
107,000	China Evergrande Group	66,487
62,000	China Merchants Land, Ltd.	8,883
38,000	China Overseas Grand Oceans Group, Ltd.*	12,275
30,000	China Overseas Land & Investment, Ltd.	79,130
12,000	China Overseas Property Holdings, Ltd.	2,052
30,000	China Resources Land, Ltd.	67,642
15,000	China Sce Property Holdings, Ltd.	4,508
50,000	China South City Holdings, Ltd.	10,397
16,300	China Vanke Co., Ltd., Class H	36,850
8,400	Chong Hong Construction Co., Ltd.	16,552
112,000	CIFI Holdings Group Co., Ltd.	30,063
22,208	Corporacion Inmobiliaria Vesta SAB de C.V.	26,686
110,000	Country Garden Holdings Co., Ltd.	61,254
13,178	DLF, Ltd.	21,638
2,544	Etalon Group, Ltd.	8,120
16,000	Farglory Land Development Co., Ltd.	18,338
754,000	Filinvest Land, Inc.	23,266
96,000	Franshion Properties China, Ltd.	25,788
65,000	Fullshare Holdings, Ltd.	30,260
159,000	Glorious Property Holdings, Ltd.*	15,595
16,000	Greenland Hong Kong Holdings, Ltd.*	3,968
12,500	Greentown China Holdings, Ltd.*	10,080
26,800	Guangzhou R&F Properties Co., Ltd., Class H	32,386
15,600	Highwealth Construction Corp.	21,917
20,000	Hopson Development Holdings, Ltd.	17,745
18,760	Housing Development & Infrastructure, Ltd.*	16,386
4,000	Huaku Development Co., Ltd.	7,500
19,000	Hung Sheng Construction, Ltd.	11,035

Continued

15

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
14,324	Indiabulls Real Estate, Ltd.*	$14,942
31,500	KWG Property Holding, Ltd.	17,825
36,400	L.P.N. Development Public Co., Ltd.	12,325
18,500	Longfor Properties Co., Ltd.	23,407
83,375	Mah Sing Group Berhad	26,579
29,166	Matrix Concepts Holdings Berhad	15,733
190,500	Megaworld Corp.	13,653
59,000	Mingfa Group International Co., Ltd.*(a)(c)	5,393
1,200	Multiplan Empreendimentos Imobiliarios SA	21,903
1,554	New Europe Property Investment plc	18,005
938	Oberoi Realty, Ltd.	4,071
15,342	Parque Arauco SA	35,060
53,000	Poly Property Group Co., Ltd.*	17,506
1,252	Prestige Estates Projects, Ltd.	3,131
33,000	Prince Housing & Development Corp.	10,740
49,600	Pruksa Holding PCL*	31,170
417,700	PT Alam Sutera Realty Tbk*	10,876
271,500	PT Bumi Serpong Damai	35,223
434,245	PT Ciputra Development Tbk	43,027
2,256,500	PT Hanson International Tbk*	28,309
397,700	PT Intiland Development Tbk	14,766
23,200	PT Lippo Cikarang Tbk*	8,684
577,600	PT Lippo Karawaci Tbk	30,823
177,300	PT Modernland Realty Tbk*	4,500
817,900	PT Pakuwon Jati Tbk	34,166
251,500	PT Summarecon Agung Tbk	24,632
53,040	Radium Life Tech Co., Ltd.*	15,411
20,000	Redco Properties Group, Ltd.*(b)	8,124
464,000	Renhe Commercial Holdings Co., Ltd.*	11,866
38,900	Robinsons Land Corp.	20,326
13,000	Ruentex Development Co., Ltd.*	14,801
75,023	Shenzhen Investment, Ltd.	29,868
41,500	Shimao Property Holdings, Ltd.	54,092
95,500	Shui On Land, Ltd.	20,578
48,500	Sino-Ocean Land Holdings, Ltd.	21,628
65,700	SM Prime Holdings, Inc.	37,401
707	Sobha, Ltd.	2,547
36,500	Soho China, Ltd.	17,939
32,000	Sunac China Holdings, Ltd.	26,646
29,900	Sunway Berhad	20,194
51,800	Supalai Public Co., Ltd.	36,076
83,000	UEM Sunrise Berhad	19,382
41,000	UOA Development Berhad	21,466
245,700	Vista Land & Lifescapes, Inc.	24,504
236,000	Yuexiu Property Co., Ltd.	32,156
24,000	Yuzhou Properties Co., Ltd.	8,341

		1,869,922

Road & Rail (0.2%):
3,000	CAR, Inc.*	2,903
1,030	Container Corporation of India, Ltd.	16,822
34,000	Guangshen Railway Co., Ltd.	20,453
3,800	Localiza Rent a Car SA	39,972
821	PKP Cargo SA*	9,227

		89,377

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (6.0%):
30,191	Advanced Semiconductor Engineering, Inc., ADR	$152,163
5,000	Advanced Wireless Semiconductor Co.	7,869
5,100	Ardentec Corp.	3,769
13,000	Chipbond Technology Corp.	18,463
483	Dongbu Hitek Co., Ltd.*	6,349
8,400	Elite Advanced Laser Corp.	33,506
2,000	eMemory Technology, Inc.	24,271
23,000	Epistar Corp.*	16,373
20,000	Everlight Electronics Co., Ltd.	28,576
369,000	GCL-Poly Energy Holdings, Ltd.*	44,085
1,000	Gigasolar Materials Corp.	11,834
9,000	Gigastorage Corp.*	6,819
14,000	Gintech Energy Corp.*	8,360
13,200	Globetronics Technology Berhad	10,224
2,000	Greatek Electronics, Inc.	2,414
11,000	Holtek Semiconductor, Inc.	16,828
227	Jusung Engineering Co., Ltd.*	1,928
737	KC Tech Co., Ltd.	9,755
31,000	King Yuan Electronics Co., Ltd.	24,155
9,000	Kinsus Interconnect Technology Corp.	19,759
121	LEENO Industrial, Inc.	4,334
70,000	Macronix International Co., Ltd.*	10,034
10,000	MediaTek, Inc.	66,711
10,000	Motech Industries, Inc.*	8,746
25,424	Nanya Technology Corp.	37,697
26,430	Neo Solar Power Corp.*	12,351
9,000	Novatek Microelectronics Corp.	29,618
48,000	Orient Semiconductor Electronics, Ltd.*	16,847
3,000	Phison Electronics Corp.	23,673
15,000	Powertech Technology, Inc.	40,335
9,000	Radiant Opto-Electronics Corp.	15,585
6,000	Realtek Semiconductor Corp.	18,869
10,057	Semiconductor Manufacturing International Corp., ADR*^	76,634
1,476	Seoul Semiconductor Co., Ltd.	18,968
24,000	Shunfeng International Clean Energy, Ltd.*	1,493
4,000	Sigurd Microelectronics Corp.	2,884
10,138	Siliconware Precision Industries Co., ADR^	74,007
14,000	Sino-American Silicon Products, Inc.	14,458
5,000	Sitronix Technology Corp.	15,847
7,483	SK Hynix, Inc.	273,573
66,031	Taiwan Semiconductor Manufacturing Co., Ltd., ADR	1,898,390
14,000	Taiwan Surface Mounting Technology Corp.	11,431
3,000	Topco Scientific Co., Ltd.	7,827
35,700	Unisem (M) Berhad	18,784
102,670	United Microelectronics Corp., ADR	179,673
20,000	Vanguard International Semiconductor Corp.	34,680
5,250	Visual Photonics Epitaxy Co., Ltd.	8,023
15,153	Win Semiconductors Corp.	42,403
121,000	Winbond Electronics Corp.	37,219
750	Wonik Ips Co., Ltd.*	16,179
713	WONIK IPS Co., Ltd.*	3,950
74,000	Xinyi Solar Holdings, Ltd.	23,932

		3,492,655

Software (0.3%):
368	Asseco Poland SA	4,744

Continued

16

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Software, continued
4,677	CD Projekt SA*	$58,373
244	Com2uS Corp.	17,575
517	Cyient, Ltd.	3,836
333	DuzonBIzon Co., Ltd.	5,892
4,341	Kpit Technologies, Ltd.	8,546
171	Ncsoft Corp.	34,969
522	NHN Entertainment Corp.*	21,684
548	NIIT Technologies, Ltd.	3,426
34	Oracle Financial Services Software, Ltd.	1,562
2,500	Totvs SA	18,474
989	Webzen, Inc.*	12,228

		191,309

Specialty Retail (1.0%):
331	Cashbuild, Ltd.	8,313
11,000	China Harmony New Energy Auto Holding, Ltd.	3,929
32,500	China Zhentong Auto Services Holdings, Ltd.	9,447
2,900	Cia. Hering	13,478
255,000	GOME Electrical Appliances Holdings, Ltd.	30,805
147,000	Home Product Center Public Co., Ltd.	41,729
1,000	Hotai Motor Co., Ltd.	11,419
729	Hotel Shilla Co., Ltd.	29,015
6,696	Lewis Group, Ltd.	20,556
291	Lotte Himart Co., Ltd.	10,159
6,092	Mr.Price Group, Ltd.	70,498
16,800	Padini Holdings Berhad	9,554
347,300	PT ACE Hardware Indonesia Tbk	21,518
21,783	Super Group, Ltd.*	61,171
9,034	The Foschini Group, Ltd.	104,079
18,143	Truworths International, Ltd.	104,785
4,908	Via Varejo SA	16,219

		566,674

Technology Hardware, Storage & Peripherals (6.8%):
57,000	Acer, Inc.	23,029
4,000	Advantech Co., Ltd.	31,387
13,000	Asia Vital Components Co., Ltd.	10,067
5,000	Asustek Computer, Inc.	40,872
3,000	Casetek Holdings, Ltd.	7,921
13,000	Catcher Technology Co., Ltd.	89,310
8,045	Chicony Electronics Co., Ltd.	18,634
14,000	Clevo Co.	12,045
99,967	CMC Magnetics Corp.*	10,798
87,000	Compal Electronics, Inc.	49,549
92,000	Coolpad Group, Ltd.*	9,451
16,220	Foxconn Technology Co., Ltd.	42,549
23,000	Getac Technology Corp.	26,950
11,000	Gigabyte Technology Co., Ltd.	14,691
9,000	High Tech Computer Corp.*	21,884
20,000	Inventec Corp.	13,622
352	Kona I Co., Ltd.	3,521
122,000	Lenovo Group, Ltd.	73,478
46,460	Lite-On Technology Corp.	69,437
20,000	Micro-Star International Co., Ltd.	45,258
26,119	Mitac Holding Corp.	24,910
37,000	Pegatron Corp.	87,301
82,000	Qisda Corp.	38,140
22,000	Quanta Computer, Inc.	40,939

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
49,360	Ritek Corp.*	$7,730
4,031	Samsung Electronics Co., Ltd., GDR	3,001,894
22	Samsung Electronics Co., Ltd.	32,511
2,000	Tsc Auto Id Technology Co., Ltd.	15,067
67,339	Wistron Corp.	51,814

		3,914,759

Textiles, Apparel & Luxury Goods (1.0%):
6,255	Aksa Akrilik Kimya Sanayii AS	16,303
4,500	Alpargatas SA	13,847
16,000	Anta Sports Products, Ltd.	47,442
1,300	Arezzo Industria E Comercio SA	10,014
3,289	Arvind, Ltd.	17,001
92,000	Belle International Holdings, Ltd.	51,466
150,000	Bosideng International Holdings, Ltd.	12,879
970	CCC SA	47,191
76,000	China Dongxiang Group Co., Ltd.	13,696
23,000	China Lilang, Ltd.	12,911
10,000	Cosmo Lady China Holdings Co., Ltd.(b)	3,862
2,045	Eclat Textile Co., Ltd.	21,251
8,075	Feng Tay Enterprise Co., Ltd.	30,020
585	Hansae Co., Ltd.	12,410
51	Ilshin Spinning Co., Ltd.	5,221
1,315	Indo Count Industies, Ltd.	3,159
459	LF Corp.	8,185
4	LPP SA	5,431
3,212	Makalot Industrial Co., Ltd.	12,246
68	Page Industries, Ltd.	13,697
20,000	Pou Chen Corp.	24,821
776,900	PT Sri Rejeki Isman Tbk	13,253
2,940	Rajesh Exports, Ltd.	19,896
7,000	Shenzhou International Group	44,087
388	SRF, Ltd.	8,812
34,140	Tainan Spinning Co., Ltd.	12,916
7,000	Taiwan Paiho, Ltd.	20,610
4,591	Titan Co., Ltd.	22,026
16,000	Weiqiao Textile Co., Ltd.	9,986
5,586	Welspun India, Ltd.	5,455
337	Youngone Corp.	8,545
264	Youngone Holdings Co., Ltd.	12,979

		561,618

Thrifts & Mortgage Finance (0.4%):
5,015	Dewan Housing Finance Corp., Ltd.	17,886
786	Gruh Finance, Ltd.	3,743
4,628	Housing Development Finance Corp., Ltd.	86,042
4,313	Indiabulls Housing Finance, Ltd.	41,068
7,284	LIC Housing Finance, Ltd.	59,973

		208,712

Tobacco (0.5%):
3,300	British American Tobacco Malaysia Berhad	32,813
42,598	ITC, Ltd.	151,345
1,092	KT&G Corp.	91,290
7,000	PT Gudang Garam Tbk	33,152

		308,600

Trading Companies & Distributors (0.3%):
709	Adani Enterprises, Ltd.	798

Continued

17

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
9,275	Barloworld, Ltd.^	$79,635
447	Daewoo International Corp.	9,964
1,664	Hudaco Industries, Ltd.	13,849
590	LG International Corp.	14,281
47,200	PT AkR Corporindo Tbk	21,047
2,473	SK Network Co., Ltd.	14,098
88	Trencor, Ltd.	183

		153,855

Transportation Infrastructure (1.4%):
11,046	Adani Ports & Special Economic Zone, Ltd.	43,472
6,100	Airports of Thailand Public Co., Ltd.	67,683
13,600	Bangkok Aviation Fuel Services Public Co., Ltd.	13,755
269,182	Bangkok Exressway & Metro Public Co., Ltd.	55,719
20,000	Beijing Capital International Airport Co., Ltd.	20,177
20,000	China Merchants Holdings International Co., Ltd.	49,461
11,900	Companhia de Concessoes Rodoviarias	58,380
48,000	Cosco Pacific, Ltd.	48,101
3,700	Ecorodovias Infraestrutura e Logistica SA	9,372
1,854	Gateway Distriparks, Ltd.	6,678
8,915	Grupo Aeroportuario del Centro Norte, SAb de C.V.	38,389
455	Grupo Aeroportuario del Sureste SAB de C.V., ADR	65,470
8,645	Grupo Aeroporturaio del Pacifico SAB de C.V.	71,091
19,750	International Container Terminal Services, Inc.	28,440
16,000	Jiangsu Expressway Co., Ltd., Series H	20,174
12,000	Malaysia Airports Holdings Berhad	16,220
24,684	OHL Mexico SAB de C.V.	24,289
1,675	Promotora y Operadora de Infraestructura SAB de C.V.	13,984
57,956	PT Jasa Marga Persero Tbk	18,556
20,000	Shenzhen Expressway Co., Ltd.	17,051
22,000	Shenzhen International Holdings, Ltd.	32,019
58,253	Sociedad Matriz SAAM SA	4,492
6,974	TAV Havalimanlari Holding AS	27,761
70,000	Tianjin Port Development Holdings, Ltd.	10,700
29,300	Westports Holding Berhad	28,046
20,000	Zhejiang Expressway Co., Ltd.	19,080

		808,560

Water Utilities (0.5%):
36,941	Aguas Andinas SA, Class A	19,248
22,000	Beijing Enterprises Water Group, Ltd.	14,509
38,000	China Water Affairs Group, Ltd.	24,823
8,623	Companhia de Saneamento Basico do Estado de Sao Paulo, ADR	74,847
1,200	Companhia de Saneamento de Minas Gerais- Copasa MG	13,464
64,000	CT Environmental Group, Ltd.	12,833
22,000	Guangdong Investment, Ltd.	28,876
16,068	Inversiones Aguas Metropolitanas SA	23,194
67,400	Manila Water Co.	39,364
95,500	TTW Public Co., Ltd.	28,531

		279,689

Shares		Fair Value
Common Stocks, continued
Wireless Telecommunication Services (3.5%):
15,900	Advanced Information Service plc	$65,083
22,316	America Movil SAB de C.V., Series L, ADR	280,513
54,584	Axiata Group Berhad	57,344
9,056	Bharti Airtel, Ltd.	40,742
19,500	China Mobile, Ltd.	204,483
7,027	China Mobile, Ltd., ADR	368,425
52,600	DIGI.com Berhad	56,668
2,969	Empresa Nacional de Telecomunicaciones SA*	31,527
18,000	Far EasTone Telecommunications Co., Ltd.	40,469
520	Globe Telecom, Inc.	15,802
14,021	Idea Cellular, Ltd.	15,283
30,200	Maxis Berhad	40,229
2,220	MegaFon PJSC, Registered Shares, GDR	20,959
42,372	MTN Group, Ltd.	387,313
1,112	PLDT, Inc., ADR	30,635
30,600	PT Indosat Tbk*	14,652
68,700	PT XL Axiata Tbk*	11,773
25,752	Reliance Communications, Ltd.*	12,834
1,682	SK Telecom Co., Ltd., ADR	35,154
14,000	Taiwan Mobile Co., Ltd.	45,134
5,489	Tim Participacoes SA, ADR	64,770
34,600	Total Access Communication Public Co., Ltd.	36,290
5,607	Turkcell Iletisim Hizmetleri AS, ADR*	38,688
11,621	Vimpelcom, Ltd., ADR	44,741
4,438	Vodacom Group, Ltd.	49,152

		2,008,663

Total Common Stocks (Cost $64,615,308)		57,539,059

Preferred Stocks (0.5%):
Chemicals (0.1%):
2,900	Braskem SA, Class A, 7.34%	30,531

Electric Utilities (0.0%):
723	Companhia de Transmissao de Energia Eletrica Paulista, 2.32%	14,417

Independent Power & Renewable Electricity Producers (0.0%):
4,100	Companhia Energetica de Sao Paulo, Class B, 0.64%	17,001

Machinery (0.0%):
17,000	Marcopolo SA, 1.20%	14,318

Metals & Mining (0.3%):
48,600	Usinas Siderurgicas de Minas Gerais SA, Class A, 0.78%*	61,251
15,235	Vale SA, ADR, 1.32%	104,970

		166,221

Multiline Retail (0.1%):
5,400	Lojas Americanas SA, 0.09%	28,218

Total Preferred Stocks (Cost $199,184)		270,706

Continued

18

AZL DFA Emerging Markets Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (0.9%):
$526,829	AZL DFA Emerging Markets Core Equity Fund Securities Lending Collateral Account(d)	$526,829

Total Securities Held as Collateral for Securities on Loan (Cost $526,829)		526,829

Unaffiliated Investment Company (0.1%):
70,244	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(e)	70,244

Total Unaffiliated Investment Company (Cost $70,244)		70,244

Total Investment Securities (Cost $65,411,565)(f) — 100.7%		58,406,838
Net other assets (liabilities) — (0.7)%		(405,250)

Net Assets — 100.0%		$58,001,588

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $499,423.

(a)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.13% of the net assets of the Fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.14% of the net assets of the fund.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(e)	The rate represents the effective yield at December 31, 2016.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Bermuda	0.3%
Brazil	7.8%
Cayman Islands	0.5%
Chile	1.2%
China	9.2%
Colombia	0.3%
Czech Republic	0.1%
Egypt	0.1%
Guernsey	—	%NM
Hong Kong	5.7%
Hungary	0.3%
India	10.5%
Indonesia	3.3%
Korea, Republic Of	15.5%
Malaysia	3.9%

Country	Percentage
Mexico	4.8%
Philippines	2.0%
Poland	1.7%
Romania	—	%NM
Russian Federation	1.4%
South Africa	9.6%
Spain	—	%NM
Switzerland	—	%NM
Taiwan, Province Of China	14.7%
Thailand	3.6%
Turkey	1.4%
Ukraine	0.1%
United States	2.0%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

19

AZL DFA Emerging Markets Core Equity Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$65,411,565

Investment securities, at value*	$58,406,838
Cash	13,831
Interest and dividends receivable	118,219
Foreign currency, at value (cost $239,715)	238,485
Reclaims receivable	4,037
Prepaid expenses	6,183

Total Assets	58,787,593

Liabilities:
Payable for investments purchased	63,167
Payable for collateral received on loaned securities	526,829
Accrued foreign taxes	56,534
Manager fees payable	22,828
Administration fees payable	16,178
Distribution fees payable	12,231
Custodian fees payable	87,934
Administrative and compliance services fees payable	153
Trustee fees payable	116
Other accrued liabilities	35

Total Liabilities	786,005

Net Assets	$58,001,588

Net Assets Consist of:
Capital	$69,485,154
Accumulated net investment income/(loss)	646,397
Accumulated net realized gains/(losses) from investment transactions	(5,067,701)
Net unrealized appreciation/(depreciation) on investments	(7,062,262)

Net Assets	$58,001,588

Shares of beneficial interest (unlimited number of shares authorized, no par value)	6,898,275
Net Asset Value (offering and redemption price per share)	$8.41

*	Includes securities on loan of $499,423.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$1,711,873
Income from securities lending	12,759
Foreign withholding tax	(159,480)

Total Investment Income	1,565,152

Expenses:
Manager fees	773,619
Administration fees	165,137
Distribution fees	154,724
Custodian fees	149,753
Administrative and compliance services fees	964
Trustee fees	3,217
Professional fees	2,871
Shareholder reports	838
Other expenses	4,092

Total expenses before reductions	1,255,215
Less expenses voluntarily waived/reimbursed by the Manager	(185,668)
Less expense contractually waived/reimbursed by the Manager	(144,438)

Net expenses	925,109

Net Investment Income/(Loss)	640,043

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(2,939,678)
Change in net unrealized appreciation/depreciation on investments	10,299,508
Net Change in foreign taxes on unrealized gains/losses	(56,534)

Net Realized/Unrealized Gains/(Losses) on Investments	7,303,296

Change in Net Assets Resulting From Operations	$7,943,339

See accompanying notes to the financial statements.

20

Statements of Changes in Net Assets

	AZL DFA Emerging Markets Core Equity Fund
	For the Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$640,043	$457,808
Net realized gains/(losses) on investment transactions	(2,939,678)	(2,104,154)
Change in unrealized appreciation/depreciation on investments	10,242,974	(17,305,236)

Change in net assets resulting from operations	7,943,339	(18,951,582)

Distributions to Shareholders:
From net investment income	(518,993)	—

Change in net assets resulting from distributions to shareholders	(518,993)	—

Capital Transactions:
Proceeds from shares issued	1,543,548	82,903,550
Proceeds from dividends reinvested	518,993	—
Value of shares redeemed	(13,176,648)	(2,260,619)

Change in net assets resulting from capital transactions	(11,114,107)	80,642,931

Change in net assets	(3,689,761)	61,691,349
Net Assets:
Beginning of period	61,691,349	—

End of period	$58,001,588	$61,691,349

Accumulated net investment income/(loss)	$646,397	$518,993

Share Transactions:
Shares issued	189,276	8,427,140
Dividends reinvested	60,069	—
Shares redeemed	(1,548,664)	(229,546)

Change in shares	(1,299,319)	8,197,594

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

21

AZL DFA Emerging Markets Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$7.53	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.10	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.85	(2.53)

Total from Investment Activities	0.95	(2.47)

Dividends to Shareholders From:
Net Investment Income	(0.07)	—

Total Dividends	(0.07)	—

Net Asset Value, End of Period	$8.41	$7.53

Total Return(b)	12.63%	(24.70	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$58,002	$61,691
Net Investment Income/(Loss)(d)	1.03%	1.02%
Expenses Before Reductions(d)(e)	2.03%	2.00%
Expenses Net of Reductions(d)	1.50%	1.60%
Portfolio Turnover Rate	16%	26	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

22

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Emerging Markets Core Equity Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

23

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $1.5 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $1,256 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions Common Stocks	$388,373	$99,675	$—	$38,781	$526,829

Total Securities Lending Transactions	388,373	99,675	—	38,781	526,829

Total Borrowings	$388,373	$99,675	$—	$38,781	$526,829

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$526,829

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA Emerging Markets Core Equity Fund	1.25%	1.50%

*	The Manager voluntarily reduced the management fee to 0.95% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

24

AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2016, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2018	Expires 12/31/2019	Total
AZL DFA Emerging Markets Core Equity Fund	$44,947	$144,438	$189,385

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $703 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1— quoted prices in active markets for identical assets
●	Level 2— other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3— significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

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AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$97,560	$55,572	$153,132
Airlines	126,690	269,245	395,935
Auto Components	10,962	797,819	808,781
Automobiles	177,800	1,013,296	1,191,096
Banks	1,938,297	4,970,835	6,909,132
Beverages	726,843	215,669	942,512
Capital Markets	74,029	665,410	739,439
Chemicals	332,969	1,390,708	1,723,677
Commercial Services & Supplies	13,628	130,160	143,788
Communications Equipment	6,283	126,914	133,197
Construction & Engineering	67,845	691,295	759,140
Construction Materials	136,333	615,198	751,531
Consumer Finance	58,656	119,101	177,757
Containers & Packaging	27,779	84,162	111,941
Diversified Consumer Services	104,000	19,758	123,758
Diversified Telecommunication Services	535,973	444,109	980,082
Electric Utilities	746,552	370,060	1,116,612
Electronic Equipment, Instruments & Components	361,391	1,912,183	2,273,574
Food & Staples Retailing	353,600	928,321	1,281,921
Food Products	582,587	1,341,661	1,924,248
Gas Utilities	38,175	334,336	372,511
Health Care Providers & Services	55,927	368,977	424,904
Hotels, Restaurants & Leisure	88,886	537,703	626,589
Household Durables	89,398	625,719	715,117
Household Products	85,454	175,621	261,075
Independent Power & Renewable Electricity Producers	141,229	444,815	586,044
Industrial Conglomerates	222,281	1,034,440	1,256,721
Insurance	197,838	1,436,417	1,634,255
Internet & Direct Marketing Retail	81,725	63,078	144,803
Internet Software & Services	289,442	1,108,774	1,398,216
IT Services	636,979	687,944	1,324,923
Machinery	44,332	542,795	587,127
Media	277,064	541,890	818,954
Metals & Mining	1,151,775	1,134,679	2,286,454
Multiline Retail	170,145	338,972	509,117
Oil, Gas & Consumable Fuels	1,138,044	2,341,542	3,479,586
Paper & Forest Products	159,733	331,649	491,382
Personal Products	28,304	489,326	517,630
Pharmaceuticals	122,707	819,877	942,584
Real Estate Management & Development	192,919	1,677,003	1,869,922
Road & Rail	39,972	49,405	89,377
Semiconductors & Semiconductor Equipment	2,380,867	1,111,788	3,492,655
Software	76,847	114,462	191,309
Specialty Retail	29,697	536,977	566,674
Textiles, Apparel & Luxury Goods	23,861	537,757	561,618

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AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Investment Securities:	Level 1	Level 2	Total

Transportation Infrastructure	$285,467	$523,093	$808,560
Water Utilities	130,753	148,936	279,689
Wireless Telecommunication Services	894,453	1,114,210	2,008,663
All Other Common Stocks+	—	6,651,347	6,651,347
Preferred Stocks+	270,706	—	270,706
Securities Held as Collateral for Securities on Loan	—	526,829	526,829
Unaffiliated Investment Company	70,244	—	70,244

Total Investment Securities	$15,895,001	$42,511,837	$58,406,838

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

For the period ended December 31, 2016, there have been no significant changes to the Funds’ fair valuation methodologies. Changes in valuation techniques may result in transfers out of an investment’s assigned level within the hierarchy during the reporting period. The Trust defines a significant transfer as aggregate transfers that are greater than 2% of a Fund’s net assets. There were significant total transfers between Level 1 and Level 2 during the reporting period. Level 1 securities were valued using quoted prices from stock exchanges. Level 2 securities were valued using fair valuation methodologies. These transfers were as follows:

	Transfer from Level 1 to Level 2	Transfer from Level 2 to Level 1	Total Transfers*
AZL DFA Emerging Markets Core Equity Fund	$411,254	$875,503	$1,286,757

*	Represents 2.2% of net assets as of December 31, 2016.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Emerging Markets Core Equity Fund	$9,870,009	$20,624,910

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $65,444,533. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,061,386
Unrealized (depreciation)	(11,099,081)

Net unrealized appreciation/(depreciation)	$(7,037,695)

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

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AZL DFA Emerging Markets Core Equity Fund

Notes to the Financial Statements

December 31, 2016

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA Emerging Markets Core Equity Fund	$3,272,175	$1,784,284	$5,056,459

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Emerging Markets Core Equity Fund	$518,993	$—	$518,993

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA Emerging Markets Core Equity Fund	$668,123	$—	$(5,056,459)	$(7,095,230)	$(11,483,566)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA Emerging Markets Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA Emerging Markets Core Equity Fund as of December 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

31

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

32

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.
Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

33

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

34

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

35

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® DFA Five-Year Global Fixed Income Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA Five-Year Global Fixed Income Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA Five-Year Global Fixed Income Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® DFA Five-Year Global Fixed Income Fund (the “Fund”) returned 1.28%. That compared to a 1.49% total return for its benchmark, the Citi World Government Bond 1-5 Year Hedged Index1.

Both U.S. and non-U.S. fixed income markets posted positive returns during the period. Yield curves were generally upwardly sloped in many developed markets, indicating positive expected term premiums. Indeed, realized term premiums were positive in the U.S. and globally as longer-term maturities outperformed their shorter-term counterparts. Credit premiums were also positive in the U.S. and globally as lower-quality investment-grade corporates outperformed their higher-quality investment-grade counterparts. Corporate bonds were the best-performing sector in both the U.S. and globally.

While interest rates increased in the U.S., they generally decreased globally. Major markets such as Japan, Germany, and the United Kingdom all experienced decreases in interest rates. Yields on Japanese and German government bonds with maturities as long as eight years finished the year in negative territory.

Over the course of the year, U.S. interest rates increased the most on the short end of the yield curve and were relatively unchanged on the long end. The yield on the 3-month U.S. Treasury bill increased 0.35% to end the year at 0.51%. The yield on the 2-year U.S. Treasury note increased 0.14% to 1.20%. The yield on the 10-year U.S. Treasury note closed at a record low of 1.37% in July yet increased 0.18% for the year to end at 2.45%. The yield on the 30-year U.S. Treasury bond increased 0.05% to end the year at 3.06%.

The Fund slightly underperformed its benchmark for the period. The Fund was hurt by a relative lack of exposure to the Italian and Spanish government bond markets due to the Fund’s focus on higher-quality securities.*

The Fund’s underweight position in shorter-term securities of 1-3 years and its overweight exposure to 3-5 year securities benefited performance, as longer-dated securities outperformed shorter-dated alternatives during the period. The Fund’s greater exposure to U.S. dollar-denominated bonds relative to its benchmark boosted relative performance during the period.*

The Fund hedged exposure to bonds not denominated in U.S. dollars with currency forward contracts. These derivatives added to absolute performance, but given that the benchmark index is also currency hedged, these derivatives did not impact relative performance.*

Past performance does not guarantee   future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA Five-Year Global Fixed Income Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide a market rate of return for a fixed income portfolio with low relative volatility of returns, and seeks to focus the eligible universe on securities with relatively less expected upward or downward movement in market value. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in fixed income securities that mature within five years from the date of settlement.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2016
		Since Inception (4/27/15)
	1 Year
AZL® DFA Five-Year Global Fixed Income Fund	1.28%	0.22%
Citi World Government Bond 1-5 Year Hedged Index	1.49%	1.05%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA Five-Year Global Fixed Income Fund	0.91%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.50% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.95% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Citi World Government Bond 1-5 Year Hedged Index, an unmanaged index that measures the performance of fixed-rate; local currency, investment-grade sovereign bonds, and currently comprises sovereign debt from over 20 countries. This index follows the same inclusion criteria and methodology as the Citi World Government Bond Index (WGBI), but only includes the securities from the WGBI with a weighted average life of greater than or equal to 1 and less than 5 years. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA Five-Year Global Fixed Income Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$981.10	$3.98	0.80%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA Five-Year Global Fixed Income Fund	$1,000.00	$1,021.11	$4.06	0.80%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Yankee Dollars	61.8%
Corporate Bonds	35.6
Securities Held as Collateral for Securities on Loan	4.4
Money Market	1.1
Foreign Bonds	1.1

Total Investment Securities	104.0
Net other assets (liabilities)	(4.0)

Net Assets	100.0%

3

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds (35.6%):
Banks (1.7%):
$8,000,000	U.S. Bank NA Cincinnati, Series BKNT, 2.13%, 10/28/19, Callable 9/28/19 @ 100	$8,028,904

Beverages (2.2%):
8,895,000	Coca-Cola Co. (The), 1.88%, 10/27/20	8,819,410
2,000,000	Coca-Cola Co. (The), 2.45%, 11/1/20^	2,020,652

		10,840,062

Communications Equipment (2.5%):
12,000,000	Cisco Systems, Inc., 2.20%, 2/28/21^	11,974,140

Consumer Finance (2.9%):
14,000,000	Toyota Motor Credit Corp., 2.15%, 3/12/20	13,975,024

Diversified Financial Services (1.7%):
1,200,000	Berkshire Hathaway Finance, 4.25%, 1/15/21	1,293,286
6,810,000	Berkshire Hathaway, Inc., 2.20%, 3/15/21, Callable 2/15/21 @ 100	6,795,835

		8,089,121

Food & Staples Retailing (1.1%):
3,922,000	Wal-Mart Stores, Inc., 3.25%, 10/25/20	4,087,536
1,000,000	Wal-Mart Stores, Inc., 4.25%, 4/15/21	1,081,467

		5,169,003

Household Products (2.1%):
10,015,000	Procter & Gamble Co. (The), 1.85%, 2/2/21	9,910,123

Internet Software & Services (0.2%):
1,000,000	Alphabet, Inc., 3.63%, 5/19/21	1,060,474

IT Services (2.7%):
10,500,000	Automatic Data Processing, Inc., 2.25%, 9/15/20, Callable 8/15/20 @ 100	10,554,264
1,500,000	IBM Corp., 1.63%, 5/15/20^	1,481,751
1,000,000	IBM Corp., 2.25%, 2/19/21^	998,784

		13,034,799

Oil, Gas & Consumable Fuels (5.6%):
14,000,000	Chevron Corp., 1.96%, 3/3/20, Callable 2/3/20 @ 100^	13,953,422
13,331,000	Exxon Mobil Corp., 1.91%, 3/6/20, Callable 2/6/20 @ 100^	13,317,029

		27,270,451

Pharmaceuticals (6.7%):
2,500,000	Johnson & Johnson Co., 2.95%, 9/1/20^	2,582,113
4,900,000	Johnson & Johnson Co., 1.65%, 3/1/21, Callable 2/1/21 @ 100^	4,823,653
11,500,000	Merck & Co., Inc., 1.85%, 2/10/20^	11,507,198
4,000,000	Pfizer, Inc., 2.10%, 5/15/19	4,037,096
10,000,000	Pfizer, Inc., 1.95%, 6/3/21^	9,890,320

		32,840,380

Software (3.6%):
9,000,000	Microsoft Corp., 1.85%, 2/12/20, Callable 1/12/20 @ 100^	8,994,258
4,000,000	Microsoft Corp., 3.00%, 10/1/20	4,134,920
700,000	Microsoft Corp., 2.00%, 11/3/20, Callable 10/3/20 @ 100	700,725

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Software, continued
$2,500,000	Oracle Corp., 2.80%, 7/8/21	$2,548,005
1,000,000	Oracle Corp., 1.90%, 9/15/21, Callable 8/15/21 @ 100	977,193

		17,355,101

Technology Hardware, Storage & Peripherals (2.4%):
11,605,000	Apple, Inc., 2.25%, 2/23/21, Callable 1/23/21 @ 100	11,595,345

Thrifts & Mortgage Finance (0.2%):
1,000,000	USAA Capital Corp., 2.00%, 6/1/21(a)	978,850

Total Corporate Bonds (Cost $173,895,977)		172,121,777

Foreign Bonds (1.1%):
Sovereign Bonds (1.1%):
3,500,000	Singapore Government, 2.25%, 6/1/21+	2,461,459
4,000,000	Singapore Government, 1.25%, 10/1/21+	2,686,034

		5,147,493

Total Foreign Bonds (Cost $5,632,882)		5,147,493

Yankee Dollars (61.8%):
Banks (30.0%):
4,750,000	Australia & New Zealand Banking Group, Ltd., Regisetred Shares, 2.25%, 6/13/19	4,765,376
8,000,000	Australia & New Zealand Banking Group, Ltd., Registered Shares, 5.10%, 1/13/20	8,600,648
2,500,000	Bank of Montreal, 1.90%, 8/27/21	2,422,560
4,000,000	BK Nederlandse Gemeenten, Registered Shares, 1.63%, 4/19/21	3,892,620
1,568,000	Commonwealth Bank of Australia NY, 2.30%, 9/6/19	1,572,693
12,000,000	Commonwealth Bank of Australia NY, Series G, 2.30%, 3/12/20	11,939,256
13,650,000	Dexia Credit Local SA NY, Registered Shares, 1.88%, 1/29/20	13,470,325
2,000,000	KFW, Series G, 2.75%, 9/8/20	2,055,458
1,000,000	KFW, 1.63%, 3/15/21	981,950
2,000,000	National Australia Bank, Ltd., 1.88%, 7/12/21	1,935,782
4,810,000	National Australia Bank, Ltd., Registered Shares, 2.25%, 7/1/19	4,825,329
600,000	National Australian Bank of New York, Series G, 2.63%, 1/14/21	599,691
8,612,000	Nederlandse Waterschapsbank NV, Registed Shares, 1.75%, 9/5/19	8,588,739
3,000,000	Nordea Bank AB, Registered Shares, 4.88%, 1/27/20^	3,205,662
2,000,000	Nordea Bank AB, Registered Shares, 2.50%, 9/17/20(a)	2,001,544
8,000,000	NRW.Bank, Series E, 2.00%, 9/23/19	8,018,312
5,000,000	Oekb OEST. Kontrollbank, 2.38%, 10/1/21	5,021,395
5,000,000	Oesterreichische Kontrollbank AG, 1.38%, 2/10/20	4,926,375
4,000,000	Oesterreichische Kontrollbank AG, 1.88%, 1/20/21	3,954,816

Continued

4

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Banks, continued
$3,000,000	Rabobank Nederland NY, Series G, 2.50%, 1/19/21	$2,999,520
3,000,000	Royal Bank of Canada, Series G, 2.15%, 3/15/19	3,011,811
6,500,000	Royal Bank of Canada, Series G, 2.15%, 3/6/20	6,465,252
2,500,000	Royal Bank of Canada, 2.50%, 1/19/21	2,506,115
4,630,000	Svenska Handelsbanken AB, 2.50%, 1/25/19	4,678,958
9,327,000	Svenska Handelsbanken AB, Series G, 2.40%, 10/1/20	9,307,236
1,500,000	Toronto-Dominion Bank (The), Series BKNT, 2.13%, 7/2/19	1,503,756
2,411,000	Toronto-Dominion Bank (The), 2.25%, 11/5/19	2,425,345
2,700,000	Toronto-Dominion Bank (The), Series G, 2.50%, 12/14/20	2,709,793
5,000,000	Toronto-Dominion Bank (The), 2.13%, 4/7/21	4,923,560
2,000,000	Toronto-Dominion Bank (The), 1.80%, 7/13/21^	1,936,736
2,000,000	Westpac Banking Corp., 2.30%, 5/26/20^	1,990,804
7,500,000	Westpac Banking Corp., 2.60%, 11/23/20	7,530,315

		144,767,732

Diversified Financial Services (13.2%):
4,978,000	Agence Francaise Develop, 1.63%, 1/21/20	4,906,217
334,000	Asian Development Bank, Series G, 1.63%, 3/16/21	328,497
13,000,000	Council of Europe Development Bank, 1.63%, 3/16/21	12,710,789
11,500,000	European Investment Bank, 2.88%, 9/15/20	11,883,468
1,000,000	Export Development Canada, 1.38%, 10/21/21	965,560
1,000,000	Inter-American Development Bank, 2.13%, 11/9/20	1,009,195
2,000,000	Japan Finance Organization for Municipalities, Registered Shares, 2.13%, 3/6/19	1,993,264
1,000,000	Kommunalbanken AS, Registered Shares, 1.63%, 2/10/21	977,353
13,000,000	Kommuninvest I Sverige AB, Registered Shares, 2.00%, 11/12/19	13,065,949
1,000,000	Municipality Finance plc, 1.50%, 3/23/20	985,926
2,000,000	Swedish Export Credit Corp., Series G, 1.75%, 8/28/20	1,987,182
11,000,000	Swedish Export Credit Corp., Series G, 1.75%, 3/10/21	10,795,037
2,264,000	The International Bank for Reconstruction and Development, 2.13%, 11/1/20	2,288,238

		63,896,675

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Industrial Conglomerates (2.8%):
$13,706,000	GE Capital International Funding, 2.34%, 11/15/20	$13,699,462

Oil, Gas & Consumable Fuels (7.0%):
4,845,000	Shell International Finance BV, 4.38%, 3/25/20	5,175,705
2,700,000	Shell International Finance BV, 2.13%, 5/11/20	2,696,774
5,000,000	Shell International Finance BV, 1.75%, 9/12/21^	4,858,865
13,500,000	Statoil ASA, 2.25%, 11/8/19	13,612,091
7,000,000	Total Capital SA, 4.45%, 6/24/20	7,531,972

		33,875,407

Sovereign Bonds (8.8%):
1,000,000	Caisse D’amortissement de La Dette Sociale, 2.00%, 3/22/21	988,000
14,000,000	Land Nordrhein-Westfalen, 1.63%, 1/22/20	13,857,312
1,000,000	Ontario (Province of), 2.50%, 9/10/21	1,007,699
1,000,000	Province of Alberta, Registered Shares, 1.75%, 8/26/20	990,504
2,000,000	Province of Manitoba, 2.05%, 11/30/20^	2,006,626
9,400,000	Province of Ontario, 4.00%, 10/7/19	9,931,683
1,500,000	Province of Ontario, 1.88%, 5/21/20^	1,495,097
11,700,000	Province of Quebec, 3.50%, 7/29/20	12,331,799

		42,608,720

Total Yankee Dollars (Cost $301,578,997)		298,847,996

Securities Held as Collateral for Securities on Loan (4.4%):
21,015,414	AZL DFA Five-Year Global Fixed Income Fund Securities Lending Collateral Account(b)	21,015,414

Total Securities Held as Collateral for Securities on Loan (Cost $21,015,414)		21,015,414

Unaffiliated Investment Company (1.1%):
5,124,463	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(c)	5,124,463

Total Unaffiliated Investment Company (Cost $5,124,463)		5,124,463

Total Investment Securities (Cost $507,247,733)(d) — 104.0%		502,257,143
Net other assets (liabilities) — (4.0)%		(19,427,274)

Net Assets — 100.0%		$482,829,869

Percentages indicated are based on net assets as of December 31, 2016.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $20,459,288.
+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.
(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.
(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.
(c)	The rate represents the effective yield at December 31, 2016.
(d)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

5

AZL DFA Five-Year Global Fixed Income Fund

Schedule of Portfolio Investments

December 31, 2016

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Australia	8.7%
Austria	2.8%
Belgium	2.7%
Canada	11.3%
Denmark	1.0%
Finland	0.2%
France	2.7%
Germany	5.0%
Japan	3.2%
Netherlands	5.6%
Norway	2.9%
Singapore	1.0%
SNAT	5.6%
Sweden	7.9%
United States	39.4%

100.0%

Forward Currency Contracts

At December 31, 2016, the Fund’s open forward currency contracts were as follows:

Type of Contract	Counterparty	Delivery Date	Contract Amount (Local Currency)	Contract Value	Value	Net Unrealized Appreciation/ (Depreciation)
Short Contracts:
Singapore Dollar	State Street	2/14/17	7,468,838	$5,245,512	$5,158,340	$87,172

				$5,245,512	$5,158,340	$87,172

See accompanying notes to the financial statements.

6

AZL DFA Five-Year Global Fixed Income Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$507,247,733

Investment securities, at value*	$502,257,143
Cash	1,161
Interest and dividends receivable	3,298,992
Foreign currency, at value (cost $31)	29
Unrealized appreciation on forward currency contracts	87,172
Prepaid expenses	2,573

Total Assets	505,647,070

Liabilities:
Payable for investments purchased	1,461,956
Payable for collateral received on loaned securities	21,015,414
Manager fees payable	203,276
Administration fees payable	9,940
Distribution fees payable	101,638
Custodian fees payable	12,920
Administrative and compliance services fees payable	1,268
Trustee fees payable	963
Other accrued liabilities	9,826

Total Liabilities	22,817,201

Net Assets	$482,829,869

Net Assets Consist of:
Capital	$484,884,370
Accumulated net investment income/(loss)	5,705,970
Accumulated net realized gains/(losses) from investment transactions	(2,856,786)
Net unrealized appreciation/(depreciation) on investments	(4,903,685)

Net Assets	$482,829,869

Shares of beneficial interest (unlimited number of shares authorized, no par value)	48,462,741
Net Asset Value (offering and redemption price per share)	$9.96

*	Includes securities on loan of $20,459,288.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$8,683,613
Dividends	6,771
Income from securities lending	109,647

Total Investment Income	8,800,031

Expenses:
Manager fees	2,927,988
Administration fees	134,331
Distribution fees	1,219,998
Custodian fees	23,730
Administrative and compliance services fees	7,499
Trustee fees	25,428
Professional fees	23,805
Shareholder reports	6,898
Other expenses	12,841

Total expenses before reductions	4,382,518
Less expenses voluntarily waived/reimbursed by the Manager	(487,992)

Net expenses	3,894,526

Net Investment Income/(Loss)	4,905,505

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(132,780)
Net realized gains/(losses) on forward currency contracts	1,780,770
Change in net unrealized appreciation/depreciation on investments	44,979

Net Realized/Unrealized Gains/(Losses) on Investments	1,692,969

Change in Net Assets Resulting From Operations	$6,598,474

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL DFA Five-Year Global Fixed Income Fund
	For the Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,905,505	$3,361,852
Net realized gains/(losses) on investment transactions	1,647,990	(3,700,561)
Change in unrealized appreciation/depreciation on investments	44,979	(4,948,664)

Change in net assets resulting from operations	6,598,474	(5,287,373)

Distributions to Shareholders:
From net investment income	(3,717,956)	—

Change in net assets resulting from distributions to shareholders	(3,717,956)	—

Capital Transactions:
Proceeds from shares issued	19,877,421	625,605,065
Proceeds from dividends reinvested	3,717,956	—
Value of shares redeemed	(60,694,755)	(103,268,963)

Change in net assets resulting from capital transactions	(37,099,378)	522,336,102

Change in net assets	(34,218,860)	517,048,729
Net Assets:
Beginning of period	517,048,729	—

End of period	$482,829,869	$517,048,729

Accumulated net investment income/(loss)	$5,705,970	$3,717,925

Share Transactions:
Shares issued	1,974,006	62,564,793
Dividends reinvested	367,750	—
Shares redeemed	(6,041,451)	(10,402,357)

Change in shares	(3,699,695)	52,162,436

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

8

AZL DFA Five-Year Global Fixed Income Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$9.91	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.02	(0.15)

Total from Investment Activities	0.13	(0.09)

Dividends to Shareholders From:
Net Investment Income	(0.08)	—

Total Dividends	(0.08)	—

Net Asset Value, End of Period	$9.96	$9.91

Total Return(b)	1.28%	0.90	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$482,830	$517,049
Net Investment Income/(Loss)(d)	1.01%	0.90%
Expenses Before Reductions(d)(e)	0.90%	0.91%
Expenses Net of Reductions(d)	0.80%	0.81%
Portfolio Turnover Rate	52%	127	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

9

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA Five-Year Global Fixed Income Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $31.9 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $10,817 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$21,015,414	$—	$—	$—		$21,015,414

Total Securities Lending Transactions	21,015,414	—	—	—		21,015,414

Total Borrowings	$21,015,414	$—	$—	$—		$21,015,414

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$21,015,414

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2016, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The contract amount of forward currency contracts outstanding was $5.2 million as of December 31, 2016. The monthly average for these contracts was $15.4 million for the year ended December 31, 2016.

11

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2016

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Foreign Exchange Risk Exposure

Foreign Currency Contracts	Unrealized appreciation on forward currency contracts	$87,172	Unrealized depreciation on forward currency contracts	$—

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Foreign Exchange Risk Exposure

Foreign Currency Contracts	Net Realized gains/(losses) on forward currency contracts/Change in unrealized appreciation/depreciation on investments	$1,780,770	$87,172

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2016. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016.

As of December 31, 2016, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Forward currency contracts	$87,172	$—

Total derivative assets and liabilities in the Statement of Assets and Liabilities	87,172	—
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$87,172	$—

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under MNA and net of the related collateral received by the Fund as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received*	Cash Collateral Received*	Net Amount of Derivative Assets
State Street	$87,172	$—	$—	$—	$87,172

Total	$87,172	$—	$—	$—	$87,172

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

12

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2016

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA Five-Year Global Fixed Income Fund	0.60%	0.95%

*	The Manager voluntarily reduced the management fee to 0.50% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $5,523 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee received an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

13

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2016

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Corporate Bonds+	$—	$172,121,777	$172,121,777
Foreign Bonds+	—	5,147,493	5,147,493
Securities Held as Collateral for Securities on Loan	—	21,015,414	21,015,414
Yankee Dollars+	—	298,847,996	298,847,996
Unaffiliated Investment Company	5,124,463	—	5,124,463

Total Investment Securities	$5,124,463	$497,132,680	$502,257,143

Other Financial Instruments:*
Forward Currency Contracts	—	87,172	87,172

Total Investments	$5,124,463	$497,219,852	$502,344,315

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
*	Other Financial Instruments would include any derivative instruments, such as forward currency contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA Five-Year Global Fixed Income Fund	$252,186,405	$279,656,843

For the year ended December 31, 2016, cost of purchases and proceeds from sales of long-term U.S. government securities included above were as follows:

	Purchases	Sales
AZL DFA Five-Year Global Fixed Income Fund	$13,724,281	$15,959,218

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may

14

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2016

not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $507,247,733. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$123,985
Unrealized (depreciation)	(5,114,575)

Net unrealized appreciation/(depreciation)	$(4,990,590)

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA Five-Year Global Fixed Income Fund	$2,856,785	$—	$2,856,785

During the year ended December 31, 2016, the Fund utilized $847,495 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA Five-Year Global Fixed Income Fund	$3,717,956	$—	$3,717,956

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)
AZL DFA Five-Year Global Fixed Income Fund	$5,705,969	$—	$(2,856,786)	$(4,903,684)	$(2,054,501)

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

15

AZL DFA Five-Year Global Fixed Income Fund

Notes to the Financial Statements

December 31, 2016

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

16

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA Five-Year Global Fixed Income Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA Five-Year Global Fixed Income Fund as of December 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

19

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

22

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

23

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® DFA International Core Equity Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA International Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA International Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® DFA International Core Equity Fund (the “Fund”) returned 3.17%. That compared to a 1.51% and 3.29% total return for its benchmarks, the MSCI EAFE Index1 and the MSCI World Ex-USA Index1.

Developed market equities posted positive returns for the 12-month period, but trailed both the U.S. market and emerging markets. The U.S. dollar appreciated against a number of major developed market currencies during the period, negatively impacting returns in dollar-denominated terms.

Within the developed ex-U.S. equity universe, small-cap stocks outperformed large-caps, while value stocks outperformed growth stocks.

The Fund outperformed the MSCI EAFE for the period under review due in large part to its exposure to small-cap stocks. The benchmark is primarily a large- to mid-cap index while the Fund is more heavily weighted toward small-cap stocks, which outperformed for the period. The Fund’s overweight position among value stocks also boosted returns. A greater allocation to materials stocks, which outperformed during the period as commodities prices rebounded, helped relative performance, as did an underweight in the underperforming health care sector.*

At the country level, the Fund’s greater emphasis on small-cap and value stocks had a particularly positive impact in Japan, as those segments outperformed within the country for the period.*

A below-benchmark allocation to energy detracted from the Fund’s relative performance, as that was the strongest performing sector for the period. The Fund’s greater emphasis on small-cap securities in the U.K. also weighed on relative results, as small-cap companies underperformed their large-cap counterparts in that market.*

The Fund utilized futures on a temporary basis in connection with a large cash flow event. These futures were used for the purpose of maintaining exposure to equity markets and are not part of the Fund’s investment strategy.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

AZL® DFA International Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2016
	1 Year	Since Inception (4/27/15)
AZL® DFA International Core Equity Fund	3.17%	-4.11%
MSCI EAFE Index (gross of withholding taxes)	1.51%	-5.38%
MSCI EAFE Index (net of withholding taxes)	1.00%	-5.81%
MSCI World Ex-USA Index (gross of withholding taxes)	3.29%	-5.22%
MSCI World Ex-USA Index (net of withholding taxes)	2.75%	-5.66%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA International Core Equity Fund	1.39%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.75% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.39% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index and the Morgan Stanley Capital International World Ex-USA (“MSCI World Ex-USA”) Index. The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The MSCI World Ex-USA Index captures a large- and mid-capitalization representation across 22 of 23 developed markets countries, excluding the United States. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

AZL DFA International Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA International Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA International Core Equity Fund	$1,000.00	$1,070.90	$6.30	1.21%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA International Core Equity Fund	$1,000.00	$1,019.05	$6.14	1.21%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	18.5%
Industrials	17.6
Consumer Discretionary	16.1
Materials	13.2
Consumer Staples	7.7
Energy	6.0
Health Care	5.6
Information Technology	5.4
Telecommunication Services	3.7
Utilities	2.9
Real Estate	2.8

Total Common Stocks and Preferred Stocks	99.5
Right	—	^
Securities Held as Collateral for Securities on Loan	0.2
Money Market	—	^

Total Investment Securities	99.7
Net other assets (liabilities)	0.3

Net Assets	100.0%

^	Represents less than 0.05%

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (99.1%):
Aerospace & Defense (1.2%):
15,989	Austal, Ltd.	$20,054
44,779	BAE Systems plc	325,139
5,900	Bombardier, Inc., Class B*	9,493
11,887	CAE, Inc.	166,284
17,625	Chemring Group plc*	36,864
102,577	Cobham plc	206,677
504	Elbit Systems, Ltd.	50,924
3,429	European Aeronautic Defence & Space Co. NV	226,277
14,340	Finmeccanica SpA*	201,013
2,535	Heroux-Devtek, Inc.*	27,758
1,776	Kongsberg Gruppen ASA	25,627
1,132	LiSi	36,512
539	Macdonald Dettwiler & Associates, Ltd.	26,856
41,242	Meggitt plc	232,861
3,010	MTU Aero Engines AG	347,215
37,946	QinetiQ Group plc	122,760
25,323	Rolls-Royce Holdings plc	208,218
2,744	Saab AB	102,423
1,661	Safran SA	119,570
31,537	Senior plc	75,166
17,700	Singapore Technologies Engineering, Ltd.	39,300
1,426	Thales SA	138,152
4,635	Ultra Electronics Holdings plc	110,730
3,131	Zodiac Aerospace	71,866

		2,927,739

Air Freight & Logistics (0.5%):
18,051	Bollore, Inc.	63,591
7,355	BPOST SA	173,874
1,468	Compania de Distribucion Integral Logista Holdings SA	33,979
19,100	Cwt, Ltd.	25,452
7,375	Deutsche Post AG	242,147
5,804	Freightways, Ltd.	27,142
37,500	Kerry Network, Ltd.	47,229
2,300	Kintetsu World Express, Inc.	31,824
1,800	Konoike Transport Co., Ltd.	23,631
5,936	Mainfreight, Ltd.	85,341
4,000	Mitsui-Soko Holdings Co., Ltd.	11,755
1,146	Oesterreichische Post AG	38,459
552	Panalpina Welttransport Holdings	68,980
21,658	PostNL NV*	93,531
38,600	Royal Mail plc	219,590
58,500	Singapore Post, Ltd.	59,109
3,900	Yamato Holdings Co., Ltd.	79,070

		1,324,704

Airlines (0.3%):
2,930	Air Canada*	29,835
4,229	Air France-KLM*	23,019
26,921	Air New Zealand, Ltd.	40,988
12,000	All Nippon Airways Co., Ltd.	32,281
91,046	Cathay Pacific Airways, Ltd.	119,687
6,491	Deutsche Lufthansa AG, Registered Shares	83,860
2,130	easyJet plc	26,341
28,658	El Al Israel Airlines	18,972
2,128	Exchange Income Corp.	66,178
13,156	International Consolidated Airlines Group SA	71,336

Shares		Fair Value
Common Stocks, continued
Airlines, continued
28,692	Qantas Airways, Ltd.	$68,736
21,400	Singapore Airlines, Ltd.	142,569

		723,802

Auto Components (2.6%):
6,300	Aisin Sieki Co., Ltd.	272,675
2,288	Arb Corp., Ltd.	29,082
266	Autoneum Holding AG	69,815
1,387	Brembo SpA	83,881
12,900	Bridgestone Corp.	464,101
13,000	Calsonic Kansei Corp.	198,724
3,874	CIE Automotive SA	75,472
7,997	Compagnie Generale des Establissements Michelin SCA, Class B	889,367
887	Continental AG	172,643
2,800	Daido Metal Co., Ltd.	27,859
2,400	Daikyonishikawa Corp.	30,719
4,700	Denso Corp.	203,061
1,800	Eagle Industry Co., Ltd.	23,871
1,724	ElringKlinger AG	28,777
1,700	Exedy Corp.	47,754
5,121	Faurecia	198,440
2,300	FCC Co., Ltd.	41,283
70,607	GKN plc	287,583
874	Grammer AG	43,724
1,400	G-Tekt Corp.	27,091
2,186	Hella KGAA Hueck & Co.	82,362
1,600	Hi-Lex Corp.	40,302
2,500	Keihin Corp.	43,704
1,600	Koito Manufacturing Co., Ltd.	84,499
31,203	Kongsberg Automotive ASA*	20,513
2,493	Leoni AG	88,628
2,233	Linamar Corp.	95,957
8,141	Magna International, Inc., ADR	353,319
2,966	Martinrea International, Inc.	18,978
1,027	Mgi Coutier	30,806
2,000	Mitsuba Corp.	32,387
1,600	Musashi Seimitsu Industry Co. L	41,434
6,000	NGK Spark Plug Co., Ltd.	132,835
12,000	NHK SPRING Co., Ltd.	113,930
1,800	Nifco, Inc./Japan	94,757
4,000	Nippon Seiki Co., Ltd.	85,078
2,700	NOK Corp.	54,540
6,062	Nokian Renkaat OYJ	225,925
2,600	Pacific Industrial Co., Ltd.	32,998
600	Piolax, Inc.	39,805
2,839	Plastic Omnium SA	90,598
6,300	Press Kogyo Co., Ltd.	27,753
4,382	Saf-Holland SA	62,992
8,000	Sanden Holdings Corp.	25,426
3,200	Showa Corp.	22,236
2,500	Stanley Electric Co., Ltd.	68,153
17,200	Sumitomo Electric Industries, Ltd.	246,999
2,900	Sumitomo Riko Co., Ltd.	28,421
7,600	Sumitomo Rubber Industries, Ltd.	120,238
2,000	Tachi-S Co., Ltd.	33,470
3,900	Tokai Rika Co., Ltd.	77,993

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
2,500	Topre Corp.	$62,456
7,500	Toyo Tire & Rubber Co., Ltd.	92,981
4,500	Toyoda Gosei Co., Ltd.	104,961
3,500	Toyota Boshoku Corp.	80,262
1,600	Toyota Industries Corp.	75,997
1,500	TPR Co., Ltd.	42,122
3,600	TS Tech Co., Ltd.	92,452
2,000	Unipres Corp.	39,719
2,847	Valeo SA	163,564
82,000	Xinyi Glass Holdings, Ltd.	66,707
6,500	Yokohama Rubber Co., Ltd. (The)	115,887

		6,670,066

Automobiles (3.5%):
9,641	Bayerische Motoren Werke AG (BMW)	902,488
17,431	Daimler AG, Registered Shares	1,293,462
958	Ferrari NV	55,698
72,307	Fiat Chrysler Automobiles NV	656,686
4,300	Fuji Heavy Industries, Ltd.	174,930
23,400	Honda Motor Co., Ltd.	681,335
12,200	Isuzu Motors, Ltd.	154,035
23,400	Mazda Motor Corp.	380,126
27,800	Mitsubishi Motors Corp.	158,057
48,200	Nissan Motor Co., Ltd.	483,629
4,800	Nissan Shatai Co., Ltd.	46,549
14,678	Piaggio & C SpA	24,476
27,636	PSA Peugeot Citroen SA*	450,463
3,686	Renault SA	327,704
5,000	Suzuki Motor Corp.	175,537
45,438	Toyota Motor Corp.	2,652,987
794	Volkswagen AG	114,020
4,800	Yamaha Motor Co., Ltd.	105,327

		8,837,509

Banks (9.6%):
23,000	77th Bank	110,642
500	Aichi Bank, Ltd. (The)	28,002
12,000	Aomori Bank, Ltd. (The)	40,153
42,103	Australia & New Zealand Banking Group, Ltd.	921,518
10,000	Awa Bank, Ltd. (The)	61,256
23,992	Banca Popolare dell’Emilia Romarna	127,618
205,446	Banca Popolare di Milano SCARL(BPML)	77,440
32,273	Banca Popolare di Sondrio SCARL	106,161
28,497	Banco Bilbao Vizcaya Argentaria SA	192,222
80,020	Banco de Sabadell SA	111,371
28,854	Banco Popolare SC	69,571
23,927	Banco Popular Espanol SA	23,105
162,078	Banco Santander SA	845,964
6,708	Bank Hapoalim BM	39,840
28,290	Bank Leumi Le-Israel Corp.*	116,322
2,674	Bank of Georgia Holdings	98,499
480,052	Bank of Ireland*	118,044
900	Bank of Iwate, Ltd. (The)	36,209
14,000	Bank of Kyoto, Ltd. (The)	103,662
15,317	Bank of Montreal	1,101,599
900	Bank of Nagoya, Ltd. (The)	31,817
13,051	Bank of Nova Scotia	726,680
1,320	Bank of Okinawa, Ltd. (The)	48,073

Shares		Fair Value
Common Stocks, continued
Banks, continued
17,843	Bank of Queensland, Ltd.	$152,434
11,000	Bank of Saga, Ltd. (The)	28,094
58,973	Bankia SA	60,240
28,095	Bankinter SA	217,553
84	Banque Cantonale Vaudoise,Registered Shares	53,214
38,909	Barclays plc, ADR	427,999
21,655	Bendigo & Adelaide Bank, Ltd.	198,104
206	Berner Kantonalbank AG	37,234
15,979	BNP Paribas SA	1,017,737
66,542	BOC Hong Kong Holdings, Ltd.	238,246
6,760	Canadian Imperial Bank of Commerce	551,616
5,927	Canadian Western Bank	133,948
16,000	Chiba Bank, Ltd. (The)	97,808
7,900	Chugoku Bank, Ltd. (The)	113,107
3,500	Chuo Mitsui Trust Holdings, Inc.	124,372
9,830	Commerzbank AG	74,961
10,374	Commonwealth Bank of Australia	615,166
15,000	Concordia Financial Group, Ltd.	71,946
11,349	Credit Agricole SA	140,680
4,185	Credito Emiliano SpA	25,104
55,201	Credito Valtellinese SC	21,615
42,231	Criteria Caixacorp SA	139,487
5,046	CYBG plc*	17,420
34,400	Dah Sing Banking Group, Ltd.	63,093
11,200	Dah Sing Financial Holdings, Ltd.	75,626
13,000	Daishi Bank, Ltd. (The)	58,241
6,316	Danske Bank A/S	191,595
23,000	DBS Group Holdings, Ltd.	274,472
13,482	DnB NOR ASA	200,640
900	Ehime Bank, Ltd. (The)	10,601
6,408	Erste Group Bank AG	187,590
6,500	Fidea Holdings Co., Ltd.	11,601
1,816	First International Bank of Israel	26,588
15,000	Fukui Bank, Ltd. (The)	37,769
35,000	Fukuoka Financial Group, Inc.	154,961
21,000	Gunma Bank, Ltd. (The)	114,650
18,100	Hachijuni Bank, Ltd. (The)	104,676
2,805	Hang Seng Bank, Ltd.	51,990
25,589	Heartland Bank, Ltd.	26,595
26,000	Hiroshima Bank, Ltd. (The)	121,038
10,000	Hokkoku Bank, Ltd. (The)	35,510
1,400	Hokuetsu Bank, Ltd. (The)	31,615
7,700	Hokuhoku Financial Group, Inc.	132,482
36,877	HSBC Holdings plc, ADR	1,481,719
11,000	Hyakugo Bank, Ltd. (The)	44,575
13,000	Hyakujushi Bank, Ltd. (The)	44,059
38,582	ING Groep NV	542,883
29,970	Intesa Sanpaolo SpA	76,496
24,232	Isreal Discount Bank*	50,331
15,100	Iyo Bank, Ltd. (The)	103,900
12,000	Juroku Bank, Ltd. (The)	41,989
4,411	Jyske Bank A/S	209,940
200	Kansai Urban Banking Corp.	2,491
4,614	KBC Groep NV	285,558
8,000	Keiyo Bank, Ltd. (The)	36,182
5,300	Kiyo Bank, Ltd. (The)	84,676

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
15,790	Kyushu Financial Group, Inc.	$106,804
2,101	Laurentian Bank of Canada	90,347
8,880	Liberbank SA*	9,200
696	Liechtensteinische Landesbank AG, Class BR	27,588
143,580	Lloyds TSB Group plc, ADR	445,098
210	Luzerner Kantonalbank AG	82,723
12,870	Mebuki Financial Group, Inc.	47,563
28,052	Mediobanca SpA	228,916
36,600	Mitsubishi UFJ Financial Group, Inc.	225,045
8,000	Miyazaki Bank, Ltd. (The)	24,655
5,533	Mizrahi Tefahot Bank, Ltd.	80,830
70,500	Mizuho Financial Group, Inc.	126,231
1,700	Musashino Bank, Ltd. (The)	48,792
1,300	Nanto Bank, Ltd. (The)	49,392
28,207	National Australia Bank, Ltd.	622,438
11,556	National Bank of Canada	469,384
18,651	Natixis	105,153
5,000	Nishi-Nippon Holdings, Inc.*	51,875
29,816	Nordea Bank AB	331,623
23,900	North Pacific Bank, Ltd.	98,288
9,000	Ogaki Kyoritsu Bank, Ltd. (The)	34,959
30,252	Oversea-Chinese Banking Corp., Ltd.	185,671
7,725	Raiffeisen International Bank-Holding AG*	141,296
59,200	Resona Holdings, Inc.	304,728
302	Ringkjoebing Landbobank A/S	62,568
10,304	Royal Bank of Canada	697,684
12,603	Royal Bank of Scotland, ADR*	69,695
16,600	Senshu Ikeda Holdings, Inc.	76,371
24,500	Seven Bank, Ltd.	70,398
19,000	Shiga Bank, Ltd. (The)	102,893
13,000	Shikoku Bank, Ltd. (The)	31,630
43,000	Shinsei Bank, Ltd.	72,327
5,000	Shizuoka Bank, Ltd. (The)	41,890
18,395	Skandinaviska Enskilda Banken AB, Class A	192,985
11,363	Societe Generale	557,736
7,170	Spar Nord Bank A/S	82,174
8,827	Sparebank 1 Sr-Bank ASA	62,149
121	St. Galler Kantonalbank AG	47,072
26,003	Standard Chartered plc*	212,939
3,600	Sumitomo Mitsui Financial Group, Inc.	136,494
1,500	Suruga Bank, Ltd.	33,398
4,946	Svenska Handelsbanken AB, Class A	68,751
6,195	Swedbank AB, Class A	149,794
4,558	Sydbank A/S	141,147
12,000	Toho Bank, Ltd. (The)	44,772
1,700	Tokyo Ty Financial Group, Inc.	59,059
7,500	Tomony Holdings, Inc.	38,705
19,576	Toronto-Dominion Bank (The)	965,880
21,000	Towa Bank, Ltd. (The)	19,913
31,027	UBI Banca – Unione di Banche Italiane SCPA^	85,267
34,017	UniCredit SpA	97,778
8,279	United Overseas Bank, Ltd.	116,214
782	Valiant Holding AG	77,898
6,876	Virgin Money Holdings UK	25,605
582	Walliser Kantonalbank, Registered Shares	43,696
55,779	Westpac Banking Corp.	1,306,410

Shares		Fair Value
Common Stocks, continued
Banks, continued
8,000	Yamagata Bank, Ltd. (The)	$33,741
3,000	Yamaguchi Financial Group, Inc.	32,603
9,000	Yamanashi Chuo Bank, Ltd. (The)	42,793
8	Zuger Kantonalbank AG	39,065

		24,488,078

Beverages (1.3%):
10,537	A.G. Barr plc	65,091
5,386	Anheuser-Busch InBev NV	568,716
2,300	Asahi Breweries, Ltd.	72,527
8,796	Britvic plc	61,409
20,424	C&C Group plc	82,674
1,856	Carlsberg A/S, Class B	160,204
5,367	Coca-Cola Amatil, Ltd.	39,132
2,600	Coca-Cola East Japan Co., Ltd.	57,169
7,885	Coca-Cola European Partners plc	248,755
7,048	Coca-Cola HBC AG	153,596
3,500	Coca-Cola West Co., Ltd.	103,014
9,750	Cott Corp.	110,391
7,493	Davide Campari – Milano SpA	73,231
4,154	Diageo plc, ADR	431,766
1,867	Heineken NV	139,824
2,200	ITO EN, Ltd.	73,060
10,600	Kirin Holdings Co., Ltd.	172,116
938	Olvi OYJ	27,640
854	Pernod Ricard SA	92,502
1,800	Refresco Group NV(a)	27,330
2,807	Royal Unibrew A/S	108,380
4,000	Sapporo Breweries, Ltd.	102,888
14,566	Stock Spirits Group plc	32,422
1,000	Suntory Beverage & Food, Ltd.	41,374
24,033	Treasury Wine Estates, Ltd.	184,885

		3,230,096

Biotechnology (0.5%):
999	Actelion, Ltd., Registered Shares	215,995
1,594	Bavarian Nordic A/S*	55,999
2,219	CSL, Ltd.	160,268
3,618	Galapagos NV*	231,333
370	Genmab A/S*	61,341
3,624	Genus plc	80,141
2,522	Grifols SA	50,102
7,447	Knight Therapeutics, Inc.*	59,576
700	Peptidream, Inc.*	36,289
6,165	Shire plc	349,289
3,118	Sirtex Medical, Ltd.	31,758

		1,332,091

Building Products (1.0%):
1,800	AICA Kogyo Co., Ltd.	47,409
2,028	Arbonia AG*	32,605
28,000	Asahi Glass Co., Ltd.	190,258
6,700	Assa Abloy AB, Class B	124,339
15	Belimo Holding AG, Registered Shares	45,354
3,700	Bunka Shutter Co., Ltd.	28,496
11,000	Central Glass Co., Ltd.	51,185
3,178	Compagnie de Saint-Gobain SA	147,967
1,500	Daikin Industries, Ltd.	137,387

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Building Products, continued
119	dorma+kaba Holding AG	$88,502
434	Geberit AG, Registered Shares	173,734
12,489	Gwa Group, Ltd.	26,596
2,938	Inwido AB	30,482
10,573	Kingspan Group plc	286,619
3,279	Lindab International AB	26,256
5,800	Lixil Group Corp.	131,454
9,809	Nibe Industrier AB, Class B	77,316
8,000	Nichias Corp.	76,954
1,500	Nichiha Corp.	37,017
10,000	Nitto Boseki Co., Ltd.	39,041
1,500	Noritz Corp.	25,271
12,336	Polypipe Group plc	49,164
435	Rockwool International A/S	76,578
22	Rockwool International A/S	3,704
1,900	Sankyo Tateyama, Inc.	25,747
11,100	Sanwa Holdings Corp.	105,670
70	Schweiter Technologies AG	79,028
1,700	Sekisui Jushi Corp.	26,803
1,800	Takara Standard Co., Ltd.	29,359
1,348	Tarkett SA	48,350
2,500	TOTO, Ltd.	98,674
2,051	Uponor OYJ	35,588
638	Zehnder Group AG*	20,151

		2,423,058

Capital Markets (2.4%):
19,529	3i Group plc	169,620
33,955	Aberdeen Asset Management plc	107,893
1,200	Alaris Royalty Corp.	21,408
2,199	Altamir	29,555
17,351	Ashmore Group plc	60,533
851	Avanza Bank Holding AB	34,466
3,389	Azimut Holding SpA	56,438
1,975	Banca Generali SpA	47,071
1,725	Binckbank NV	9,979
3,505	Bolsas y Mercados Espanoles	103,242
25,002	Brewin Dolphin Holdings plc	94,105
3,984	Brookfield Asset Management, Inc., Class A	131,512
4,759	BT Investment Management, Ltd.	36,458
2,895	Bure Equity AB	32,900
8,265	Canaccord Genuity Group, Inc.*	29,366
940,000	China Lng Group, Ltd.	21,844
2,455	CI Financial Corp.	52,794
10,072	Close Brothers Group plc	178,708
8,233	Credit Suisse Group AG	117,594
20,000	Daiwa Securities Group, Inc.	122,877
6,978	Deutsche Bank AG, Registered Shares*	126,302
10,365	Deutsche Bank AG, Registered Shares*	187,546
547	Deutsche Beteiligungs AG	17,711
1,634	Deutsche Boerse AG*	133,100
2,513	EFG International AG	15,204
258,000	Emperor Capital Group, Ltd.	23,180
2,185	Euronext NV(a)	90,105
1,300	Fiera Capital Corp.	12,375
7,427	GAM Holding AG	86,046
1,199	Gimv NV	66,430

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
1,675	Guardian Capital Group, Ltd., Class A	$31,254
142,000	Guotai Junan International Hol	43,510
66,000	Haitong International Securiti	37,642
5,422	Hargreaves Lansdown plc	80,923
40,803	Henderson Group plc	118,003
6,057	Hong Kong Exchanges & Clearing, Ltd.	142,540
22,233	IG Group Holdings plc	135,131
2,132	IGM Financial, Inc.	60,665
13,922	Intermediate Capital Group plc	119,666
29,861	Investec plc	197,402
8,734	IOOF Holdings, Ltd.	57,843
20,157	Ip Group plc*	44,436
2,200	Jafco Co., Ltd.	71,969
7,200	Japan Exchange Group, Inc.	103,141
4,058	Julius Baer Group, Ltd.	180,218
25,444	Jupiter Fund Management plc	138,627
186,000	Kingston Financial Group, Ltd.	79,876
3,928	London Stock Exchange Group plc	141,107
3,369	Macquarie Group, Ltd.	212,323
4,411	Magellan Financial Group, Ltd.	75,364
63,933	Man Group plc	93,034
3,600	Matsui Securities Co., Ltd.	31,072
12,700	Monex Group, Inc.	35,238
13,351	Nex Group plc	76,418
34,000	Nomura Holdings, Inc.	200,441
10,000	Okasan Securities Group, Inc.	61,589
226	Partners Group Holding AG	105,800
1,867	Perpetual, Ltd.	65,481
5,913	Platinum Asset Management, Ltd.	22,563
3,209	Rathbone Brothers plc	78,217
9,785	Ratos AB, Class B	46,339
1,124	Rothschild & Co.	30,392
11,400	SBI Holdings, Inc.	144,705
2,324	Schroders plc	85,704
559	Schroders PLC	15,436
9,000	Singapore Exchange, Ltd.	44,488
2,878	Thomson Reuters Corp.	125,999
2,731	TMX Group, Ltd.	145,491
20,870	Tullett Prebon plc	111,306
12,335	UBS Group AG	193,160
3,019	UBS Group AG	47,308
1,793	Vontobel Holding AG	94,120
122	Vp Bank AG, Registered Shares	12,946
96	VZ Holding AG	28,811

		6,184,060

Chemicals (5.1%):
5,100	Adeka Corp.	69,189
705	Agrium, Inc.	70,888
2,927	Air Liquide SA	324,888
6,000	Air Water, Inc.	108,043
9,129	AkzoNobel NV	570,037
4,212	Arkema SA	411,427
24,000	Asahi Kasei Corp.	208,973
15,764	BASF SE	1,469,952
7,920	Borregaard ASA	77,505
1,529	Christian Hansen Holding A/S	84,593

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
4,200	Chugoku Marine Paints, Ltd.	$30,863
16,684	Clariant AG	287,609
4,087	Corbion NV	109,300
2,800	Croda International plc	109,824
9,800	Daicel Chemical Industries, Ltd.	107,568
2,000	Dainichiseika Color & Chemical	10,732
5,100	Dainippon Ink & Chemicals, Inc.	154,419
28,000	Denka Co., Ltd.	123,277
17,121	DuluxGroup, Ltd.	76,894
35,867	Elementis plc	122,286
88	EMS-Chemie Holding AG	44,726
8,260	Essentra plc	46,772
5,499	Evonik Industries AG	163,709
905	Frutarom Industries, Ltd.	46,205
679	Fuchs Petrolub Se	26,393
1,815	Fuchs Petrolub SE	76,203
1,100	Fujimori Kogyo Co., Ltd.	27,370
1,400	Fuso Chemical Co., Ltd.	30,027
100	Givaudan SA, Registered Shares	183,257
29	Gurit Holding AG	23,075
4,570	Hexpol AB	42,269
3,500	Hitachi Chemical Co., Ltd.	87,351
78,064	Incitec Pivot, Ltd.	201,826
10,087	Israel Chemicals, Ltd.	41,214
2,998	Johnson Matthey plc	117,125
6,800	JSR Corp.	107,007
9,502	K+S AG, Registered Shares	227,106
16,000	Kaneka Corp.	130,084
2,000	Kansai Paint Co., Ltd.	36,785
5,000	Kanto Denka Kogyo Co., Ltd.	45,003
7,358	Kemira OYJ	93,927
1,143	Koninklijke DSM NV	68,417
300	Konishi Co., Ltd.	3,226
11,300	Kuraray Co., Ltd.	169,114
900	Kureha Corp.	33,800
5,438	Lanxess AG	356,258
294	Lenzing AG	35,553
1,230	Linde AG	201,659
3,100	Lintec Corp.	67,585
2,350	Methanex Corp.	102,930
53,900	Mitsubishi Chemical Holdings Corp.	347,376
9,400	Mitsubishi Gas Chemical Co., Inc.	160,079
40,000	Mitsui Chemicals, Inc.	179,230
3,600	Nihon Parkerizing Co., Ltd.	42,116
8,000	Nippon Kayaku Co., Ltd.	98,341
1,200	Nippon Shokubai Co., Ltd.	74,736
8,000	Nippon Soda Co., Ltd.	37,517
2,300	Nissan Chemical Industries, Ltd.	76,684
2,100	Nitto Denko Corp.	160,815
10,000	NOF Corp.	95,418
7,650	Novozymes A/S, Class B	263,335
7,758	Nufarm, Ltd./Australia	51,133
15,898	Orica, Ltd.	201,903
27,635	Potash Corp. of Saskatchewan, Inc.	499,917
2,400	Sakata Inx Corp.	29,631
700	Sanyo Chemical Industries, Ltd.	29,780

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
2,500	Shin-Etsu Chemical Co., Ltd.	$192,701
8,800	Showa Denko K.K.	125,732
29	Sika AG, Class B	139,343
1,754	Sol SpA	14,703
631	Solvay SA	73,838
11,000	Sumitomo Bakelite Co., Ltd.	61,536
68,000	Sumitomo Chemical Co., Ltd.	321,769
2,206	Symrise AG	134,159
1,106	Syngenta AG	437,200
22,357	Synthomer plc	105,202
1,200	Taiyo Holdings Co., Ltd.	46,530
5,700	Taiyo Nippon Sanso Corp.	65,809
1,000	Takasago International Corp.	26,397
9,600	Teijin, Ltd.	194,147
1,223	Tessenderlo Chemie NV*	44,786
1,434	Tikkurila OYJ	28,357
3,700	Toagosei Co., Ltd.	36,360
12,000	Tokai Carbon Co., Ltd.	38,726
11,000	Tokuyama Corp.*	41,680
1,700	Tokyo Ohka Kogyo Co., Ltd.	57,214
11,000	Toray Industries, Inc.	88,919
27,000	Tosoh Corp.	190,623
63,000	Toyobo Co., Ltd.	93,463
72,000	Ube Industries, Ltd.	150,585
4,419	Umicore SA	251,488
6,476	Victrex plc	153,466
1,157	Wacker Chemie AG	120,252
1,514	Yara International ASA	59,660
10,000	Zeon Corp.	98,488

		13,105,387

Commercial Services & Supplies (1.6%):
1,200	AEON Delight Co., Ltd.	33,419
17,026	Aggreko plc	192,328
25,551	Babcock International Group plc	299,707
12,295	Berendsen plc	131,317
1,644	Bilfinger SE*	62,756
1,670	Black Diamond Group, Ltd.	5,623
14,490	Brambles, Ltd.	129,226
3,615	Caverion Corp.	30,122
282	Cewe Stiftung & Co. KGAA	25,080
71,156	Cleanaway Waste Management, Ltd.	63,078
5,000	Dai Nippon Printing Co., Ltd.	49,307
1,500	Daiseki Co., Ltd.	30,718
4,203	De La Rue plc	31,768
24,068	Downer EDI, Ltd.	105,408
2,400	Duskin Co., Ltd.	49,277
8,150	Edenred	161,492
1,912	Elis SA	34,083
90,603	G4S plc	262,155
18,123	HomeServe plc	137,501
2,747	Intrum Justitia AB	92,709
7,191	ISS A/S	242,345
34,804	IWG plc	105,498
3,638	Lassila & Tikanoja OYJ	73,493
5,185	Loomis AB	154,213
5,449	Mears Group plc	30,563

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
27,717	Mitie Group plc	$76,605
2,100	Nissha Printing	50,369
3,300	Okamura Corp.	29,621
2,100	Park24 Co., Ltd.	56,908
2,696	PayPoint plc	33,278
1,400	Pilot Corp.	57,699
10,575	Programmed Maintenance Service	14,664
11,442	Prosegur Compania de Seguridad SA	71,412
58,477	Rentokil Initial plc	159,941
2,308	Ritchie Brothers Auctioneers, Inc.	78,471
9,539	RPS Group plc	26,021
1,600	Sato Holdings Corp.	31,995
1,000	SECOM Co., Ltd.	72,984
9,943	Securitas AB, Class B	156,443
71,306	Serco Group plc*	125,832
30,276	Shanks Group plc	34,207
659	Societe BIC SA	89,562
700	Sohgo Security Services Co., Ltd.	26,852
61,914	Spotless Group Holdings, Ltd.	44,137
5,578	Tomra Systems ASA	58,483
2,900	Toppan Forms Co., Ltd.	30,196
5,000	Toppan Printing Co., Ltd.	47,657
4,920	Tox Free Solutions, Ltd.	9,186
3,070	Transcontinental, Inc.	50,744

		3,966,453

Communications Equipment (0.2%):
2,792	Adva Optical Networking Se*	22,621
2,052	Ascom Holding AG	32,252
991	Evs Broadcast Equipment SA	34,623
3,860	Mitel Networks Corp.*	26,222
12,971	Nokia OYJ	62,371
11,829	Sandvine Corp.	24,759
2,231	Sierra Wireless, Inc.*	34,932
26,263	Spirent Communications plc	31,898
17,805	Telefonaktiebolaget LM Ericsson, Class B	103,841
6,200	VTech Holdings, Ltd.	82,795

		456,314

Construction & Engineering (2.2%):
6,488	ACS, Actividades de Construccion y Servicios SA	204,506
3,353	Aecon Group, Inc.	38,088
3,006	Arcadis NV	42,111
4,202	Astaldi SpA	23,869
2,110	Badger Daylighting, Ltd.	50,451
11,705	Balfour Beatty plc	38,650
3,563	Bird Construction, Inc.	24,045
7,647	Bouygues SA	273,653
209	Burkhalter Holding AG	28,165
25,120	Carillion plc	72,685
6,000	Chiyoda Corp.	41,480
1,900	Chudenko Corp.	41,863
589	CIE d’Entreprises CFE SA	64,119
2,966	Cimic Group, Ltd.	74,552
6,098	Costain Group plc	26,445
6,000	Daiho Corp.	28,342
2,773	Eiffage SA	193,310
2,783	Elecnor SA	26,299

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
3,095	Eltel AB(a)	$21,231
4,203	Ferrovial SA	75,157
2,220	FLSmidth & Co. A/S	92,041
5,231	Galliford Try plc	83,118
14,200	Hazama Ando Corp.	93,553
832	Hochtief AG	116,322
1,093	Implenia AG	80,779
9,361	Interserve plc	39,404
23,374	John Laing Group plc(a)	78,025
15,000	Kajima Corp.	103,566
3,000	Kandenko Co., Ltd.	27,010
5,690	Keller Group plc	58,890
5,442	Kier Group plc	91,794
2,800	Kinden Corp.	34,827
18,806	Koninklijke BAM Groep NV	86,779
6,049	Koninklijke Boskalis Westminster NV	209,732
27,000	Kumagai Gumi Co., Ltd.	69,184
5,300	Kyowa Exeo Corp.	76,136
1,300	Kyudenko Corp.	34,805
9,000	Maeda Corp.	78,330
3,000	Maeda Road Construction Co., Ltd.	50,106
3,300	Mirait Holdings Corp.	29,766
8,858	Monadelphous Group, Ltd.	71,482
3,820	NCC AB	94,528
3,000	Nippo Corp.	55,921
1,600	Nippon Densetsu Kogyo Co., Ltd.	25,536
21,000	Nishimatsu Construction Co., Ltd.	101,594
20,800	Obayashi Corp.	198,245
4,863	Obrascon Huarte Lain SA	16,853
12,582	Peab AB	99,875
18,100	Penta-Ocean Construction Co., Ltd.	87,377
703	Per Aarsleff Holding A/S	17,513
2,500	Raito Kogyo Co., Ltd.	25,628
22,504	Sacyr SA*	52,397
12,041	Salini Impregilo SpA	38,017
3,300	Sanki Engineering Co., Ltd.	27,456
5,399	Shikun & Binui, Ltd.	10,312
19,000	Shimizu Corp.	173,494
6,203	Skanska AB, Class B	146,261
5,582	SNC-Lavalin Group, Inc.	240,287
2,700	Spie SA	56,865
881	Strabag Se	31,152
61,900	Sumitomo Mitsui Construction	65,055
2,479	Sweco AB-B Shs	49,037
1,300	Taikisha, Ltd.	31,569
14,000	TAISEI Corp.	97,869
16,300	Tobishima Corp.	25,611
6,000	Toda Corp.	31,609
5,100	Tokyu Construction Co., Ltd.	41,047
2,000	Toshiba Plant Systems & Servic	26,299
1,100	Totetsu Kogyo Co., Ltd.	28,456
10,000	Toyo Engineering Corp.	26,652
22,100	United Engineers, Ltd.	39,071
3,109	Veidekke ASA	44,498
3,693	Vinci SA	251,159
4,785	WSP Global, Inc.	159,286

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
5,431	YIT OYJ	$43,371
2,500	Yokogawa Bridge Holdings Corp.	29,062

		5,483,632

Construction Materials (0.8%):
20,647	Adelaide Brighton, Ltd.	80,741
39,458	Boral, Ltd.	153,482
3,157	Brickworks, Ltd.	30,919
5,522	Buzzi Unicem SpA	130,654
8,480	CRH plc, ADR	291,543
22,791	CSR, Ltd.	75,911
12,804	Fletcher Building, Ltd.	94,024
2,721	HeidelbergCement AG	253,818
175	Imerys SA	13,258
7,436	James Hardie Industries SE	117,718
2,481	LafargeHolcim, Ltd., Registered Shares	129,948
4,288	LafargeHolcim, Ltd., Registered Shares	225,318
20,000	Sumitomo Osaka Cement Co., Ltd.	75,215
72,000	Taiheiyo Cement Corp.	227,229
1,196	Vicat	72,568
6,509	Wienerberger AG	112,928

		2,085,274

Consumer Finance (0.3%):
3,600	Aeon Credit Service Co., Ltd.	63,686
9,830	Arrow Global Group plc	36,014
1,360	Cembra Money Bank AG	99,136
1,847	Credit Corp. Group, Ltd.	23,848
6,500	Credit Saison Co., Ltd.	115,666
18,226	Eclipx Group, Ltd.	49,397
18,254	Flexigroup, Ltd./Australia	29,817
4,100	Hitachi Capital Corp.	100,614
2,988	Hoist Finance AB(a)	27,770
17,800	Hong Leong Finance, Ltd.	26,309
14,415	International Personal Finance	30,451
4,300	J Trust Co., Ltd.	43,430
9,000	Jaccs Co., Ltd.	39,834
15,200	Orient Corp.*	27,636
2,776	Provident Financial plc	97,581
823	Sixt Leasing Se	15,487
38,000	Sun Hung Kai Properties, Ltd.	23,477

		850,153

Containers & Packaging (0.7%):
11,159	Amcor, Ltd.	120,179
10,464	BillerudKorsnas AB	175,567
4,231	Cascades, Inc.	38,134
356	CCL Industries, Inc.	69,954
46,684	DS Smith plc	234,142
1,400	FP Corp.	64,158
2,200	Fuji Seal International, Inc.	46,907
3,226	Huhtamaki OYJ	119,745
2,589	Intertape Polymer Group, Inc.	48,559
314	Mayr Melnhof Karton AG	33,277
69,097	Orora, Ltd.	148,602
5,946	Pact Group Holdings, Ltd.	28,887
11,000	Rengo Co., Ltd.	59,789
15,159	RPC Group plc	198,287

Shares		Fair Value
Common Stocks, continued
Containers & Packaging, continued
16,255	Smurfit Kappa Group plc	$372,620
2,000	Toyo Seikan Kaisha, Ltd.	37,249
1,101	Vidrala SA	56,769

		1,852,825

Distributors (0.3%):
6,216	Bapcor, Ltd.	26,448
3,600	Canon Marketing Japan, Inc.	60,466
5,572	Connect Group plc	10,478
1,783	D’ieteren SA/NV	78,789
1,500	Doshisha Co., Ltd.	26,911
4,313	Headlam Group plc	25,926
25,837	Inchcape plc	222,558
1,000	Jardine Cycle & Carriage, Ltd.	28,313
7,157	John Menzies plc	52,487
1,400	Paltac Corp.	33,022
3,025	Uni-Select, Inc.	66,449

		631,847

Diversified Consumer Services (0.2%):
23,128	Aa plc	78,879
2,300	Benesse Holdings, Inc.	63,288
2,634	Dignity plc	80,097
5,045	EnerCare, Inc.	67,041
11,540	G8 Education, Ltd.	29,824
6,026	InvoCare, Ltd.	60,201
8,365	Navitas, Ltd.	29,992
13,423	Slater & Gordon, Ltd.*	2,175

		411,497

Diversified Financial Services (0.7%):
1,573	Ackermans & Van Haaren NV	218,672
1,091	AKER ASA	40,836
52,095	AMP, Ltd.	188,933
15,834	Banca Mediolanum SpA	113,720
2,300	Century Tokyo Leasing Corp.	78,504
6,399	Cerved Information Solutions S	53,020
4,937	Challenger, Ltd.	39,910
5,700	Ecn Capital Corp.	14,011
17,537	Element Fleet Management Corp.	162,764
3,300	Financial Products Group Co. LT	28,551
158,669	First Pacific Co., Ltd.	110,828
1,200	Fuyo General Lease Co., Ltd.	57,275
1,236,000	G-Resources Group, Ltd.	22,617
1,800	Ibj Leasing Co., Ltd.	40,161
6,500	Japan Securities Finance Co. LT	35,333
23,000	Mitsubishi UFJ Lease & Finance Co., Ltd.	118,521
772	Onex Corp.	52,548
17,600	ORIX Corp.	272,703
1,100	Ricoh Leasing Co., Ltd.	33,878
1,000	Zenkoku Hosho Co., Ltd.	32,094

		1,714,879

Diversified Telecommunication Services (2.2%):
974	BCE, Inc.	42,116
5,708	Belgacom SA	164,327
20,307	Bezeq Israeli Telecommunication Corp., Ltd. (The)	38,585
29,763	BT Group plc	134,754
5,828	Cellnex Telecom SAU(a)	83,689

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
18,127	Chorus, Ltd.	$49,917
94,000	CITIC Telecom International Holdings, Ltd.	28,211
7,863	Com Hem Holding AB	75,010
67,539	Deutsche Telekom AG, Registered Shares	1,160,128
1,160	El Towers SpA*	62,489
4,973	Elisa OYJ	161,590
40,490	France Telecom SA	614,379
34,000	Hkbn, Ltd.	37,245
61,295	HKT Trust & HKT, Ltd.	75,020
88,000	Hutchison Telecommunications Holdings, Ltd.	28,359
271	Iliad SA	52,047
11,262	Infrastrutture Wireless Ital(a)	52,144
16,506	Inmarsat plc	152,231
62,383	KCOM Group plc	72,839
53,529	Koninklijke (Royal) KPN NV	158,488
1,947	Manitoba Telecom Services, Inc.	55,052
3,000	Nippon Telegraph & Telephone Corp.	126,124
275,553	PCCW, Ltd.	148,504
37,800	Singapore Telecommunications, Ltd.	94,886
2,262	Sunrise Communications Group(a)	148,905
230	Swisscom AG, Registered Shares	102,868
29,050	Talktalk Telecom Group plc	60,482
50,356	TDC A/S*	258,583
61,847	Telecom Corp. of New Zealand, Ltd.	146,189
337,063	Telecom Italia SpA*	296,733
15,102	Telefonica Deutschland Holding AG	64,528
38,812	Telefonica SA	359,852
4,768	Telekom Austria AG	28,148
5,872	Telenor ASA	87,610
43,030	Telia Co AB	173,182
24,040	Telstra Corp., Ltd.	88,334
5,536	TPG Telecom, Ltd.	27,164
8,402	Vocus Communications, Ltd.	23,385

		5,534,097

Electric Utilities (1.1%):
2,033	Acciona SA	149,589
53,654	AusNet Services	61,100
588	Bkw AG	28,449
5,430	Cheung Kong Infrastructure Holdings, Ltd.	43,190
4,700	Chubu Electric Power Co., Inc.	65,572
2,800	Chugoku Electric Power Co., Inc. (The)	32,802
8,064	CLP Holdings, Ltd.	73,687
23,712	EDP – Energias de Portugal SA	72,200
14,309	Electricite de France	145,375
531	Elia System Operator SA/NV	27,764
4,746	Endesa SA	100,479
40,556	Enel SpA	178,446
2,692	Fortis, Inc.	83,136
8,144	Fortum OYJ	124,632
18,530	Genesis Energy, Ltd.	26,970
53,000	HK Electric Investments, Ltd.(a)	43,700
7,700	Hokkaido Electric Power Co., Inc.	60,074
5,600	Hokuriku Electric Power Co.	62,670
12,461	Hongkong Electric Holdings, Ltd.	109,786
73,220	Iberdrola SA	480,072
8,200	Kansai Electric Power Co., Inc. (The)*	89,515

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
3,800	Kyushu Electric Power Co., Inc.	$41,105
1,655	Oesterreichische Elektrizitaetswirtschafts AG, Class A	26,394
1,400	Okinawa Electric Power Co., Inc./	31,444
4,360	Red Electrica Corporacion SA	82,202
25	Romande Energie Holding SA, Registered Shares	31,557
14,487	Scottish & Southern Energy plc	276,891
3,300	Shikoku Electric Power Co., Inc.	33,371
60,953	Spark Infrastructure Group	104,526
13,794	Terna SpA	63,094
5,600	Tohoku Electric Power Co., Inc.	70,669
17,100	Tokyo Electric Power Co., Inc. (The)*	68,927

		2,889,388

Electrical Equipment (1.2%):
25,335	ABB, Ltd.	533,493
6,000	Daihen Corp.	36,995
22,000	Fuji Electric Holdings Co., Ltd.	113,834
4,400	Furukawa Electric Co., Ltd. (The)	128,571
2,000	Futaba Corp./Chiba	33,473
11,535	Gamesa Corporacion Tecnologica SA	233,841
26,000	GS Yuasa Corp.	107,898
784	Huber & Suhner AG	43,518
29,500	Johnson Electric Holdings, Ltd.	77,637
2,829	Legrand SA	160,190
400	Mabuchi Motor Co., Ltd.	20,775
62,530	Melrose Industries plc	152,235
13,000	Mitsubishi Electric Corp.	180,744
1,976	Nexans SA*	102,169
1,000	Nidec Corp.	86,011
2,700	Nissin Electric Co., Ltd.	29,734
2,100	Nitto Kogyo Corp.	28,591
1,460	Nordex Se*^	31,348
2,914	OSRAM Licht AG	152,963
1,731	Pkc Group OYJ	28,772
7,024	Prysmian SpA	180,276
2,549	Schneider Electric SA	177,098
38	Somfy SA	15,502
2,958	TKH Group NV	117,004
7,100	Ushio, Inc.	90,315
3,491	Vestas Wind Systems A/S	226,926
170	Xp Power, Ltd.	3,639

		3,093,552

Electronic Equipment, Instruments & Components (1.8%):
1,300	Ai Holdings Corp.	25,815
3,100	ALPS Electric Co., Ltd.	74,631
306	Also Holding AG, Registered Shares	27,027
4,600	Amano Corp.	80,663
5,400	Anritsu Corp.	29,070
2,800	Azbil Corp.	78,638
564	Barco NV	47,471
900	Canon Electronics, Inc.	13,537
8,410	Celestica, Inc.*	99,667
18,000	Citizen Holdings Co., Ltd.	107,360
3,500	Dexerials Corp.	33,215
14,699	E2v Technologies plc	49,421
28,281	Electrocomponents plc	166,009

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
800	Enplas Corp.	$23,486
202,000	FIH Mobile, Ltd.	63,641
7,452	Fingerprint Cards AB*	51,422
466,000	Gcl New Energy Holdings, Ltd.*	27,208
19,182	Halma plc	211,385
1,000	Hamamatsu Photonics K.K.	26,235
2,590	Hexagon AB, Class B	92,403
200	Hirose Electric Co., Ltd.	24,735
1,600	Hitachi High-Technologies Corp.	64,408
99,000	Hitachi, Ltd.	533,483
1,600	Horiba, Ltd.	73,902
4,100	Hosiden Corp.	33,094
7,400	IBIDEN Co., Ltd.	99,301
91	Inficon Holding AG	32,812
942	Ingenico Group	75,202
700	Iriso Electronics Co., Ltd.	40,015
6,000	Japan Aviation Electronics Industry, Ltd.	84,353
21,200	Japan Display, Inc.*	59,954
2,322	Jenoptik AG	40,090
1,300	Kaga Electronics Co., Ltd.	21,010
200	Keyence Corp.	137,053
2,388	Kudelski SA	41,392
3,100	Kyocera Corp.	153,777
684	Lagercrantz Group AB, Class B*	6,276
12,062	Laird plc	22,668
26	Lem Holding SA, Registered Shares	24,316
2,600	Macnica Fuji Electronics Holdings	34,185
2,366	Micronic Mydata AB	25,410
4,800	Mitsumi Electric Co.*	26,272
900	Murata Manufacturing Co., Ltd.	119,866
3,500	Nichicon Corp.	30,472
21,000	Nippon Electric Glass Co., Ltd.	113,314
3,400	Nippon Signal Co., Ltd.	28,701
5,200	OKI Electric Industry Co., Ltd.	72,917
2,600	Omron Corp.	99,519
2,587	Oxford Instruments plc	23,295
2,859	Renishaw plc	88,549
1,100	Ryosan Co., Ltd.	33,169
4,000	Shimadzu Corp.	63,585
1,000	Siix Corp.	33,727
7,420	Spectris plc	211,221
8,200	Taiyo Yuden Co., Ltd.	98,036
4,100	TDK Corp.	281,174
3,900	Topcon Corp.	58,450
200	V Technology Co., Ltd.	22,315
156	Vaisala OYJ, Class A	5,530
14,000	Venture Corp., Ltd.	95,424
4,000	Yaskawa Electric Corp.	62,053
6,200	Yokogawa Electric Corp.	89,535

		4,612,864

Energy Equipment & Services (1.1%):
5,393	AKER Solutions ASA*	25,825
23,615	AMEC plc	136,137
1,801	Calfrac Well Services, Ltd.*	6,386
6,691	Canadian Energy Services & Technology Corp.	38,177
6,519	Canyon Services Group, Inc.	34,137

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
1,554	CGG SA*	$22,260
6,026	Enerflex, Ltd.	76,531
8,606	Ensign Energy Services, Inc.	60,130
106,730	Ezion Holdings, Ltd.*	28,253
3,192	Fugro NV*	48,844
8,071	Hunting plc	62,205
16,787	John Wood Group plc	180,718
7,196	Mullen Group, Ltd.	106,292
3,324	Ocean Yield ASA	25,040
1,946	Pason Systems, Inc.	28,469
2,723	Petrofac, Ltd.	29,095
17,853	Petroleum Geo-Services ASA*	60,271
19,962	Precision Drilling Corp.*	108,843
398	ProSafe SE*	1,705
412,106	Saipem SpA*	230,553
11,967	SBM Offshore NV	187,312
36	Schoeller-Blackman Oilfield Equipment AG	2,890
14,951	Seadrill, Ltd.*^	51,442
7,277	Secure Energy Services, Inc.	63,474
2,335	ShawCor, Ltd.	62,336
11,430	Subsea 7 SA*	144,580
6,668	Technip-Coflexip SA	473,110
1,492	Tecnicas Reunidas SA	61,034
4,107	Tenaris SA	73,198
5,547	TGS NOPEC Geophysical Co. ASA	123,105
900	Total Energy Services, Inc.	9,774
15,229	Trican Well Service, Inc.*	52,181
18,254	Trinidad Drilling, Ltd.*	45,414
23,653	Vallourec SA*	161,456
12,295	WorleyParsons, Ltd.*	85,932

		2,907,109

Food & Staples Retailing (2.5%):
24,500	Aeon Co., Ltd.	346,709
500	Ain Holdings, Inc.	33,053
2,144	Alimentation Couche-Tard, Inc.	97,227
1,309	Amsterdam Commodities NV	28,794
2,800	Arcs Co., Ltd.	62,989
1,200	Axial Retailing, Inc.	41,206
900	Belc Co., Ltd.	34,663
97,527	Booker Group plc	210,372
20,128	Carrefour SA	484,160
1,795	Casino Guichard-Perrachon SA	86,106
1,100	Cawachi, Ltd.	27,397
1,000	Cocokara Fine, Inc.	36,654
4,130	Colruyt SA	204,276
300	Cosmos Pharmaceutical Corp.	55,299
1,300	Create SD Holdings Co., Ltd.	27,804
24,356	Distribuidora Internacional de Alimentacion SA	119,541
8,335	Empire Co., Ltd., Class A	97,599
1,100	FamilyMart Co., Ltd.	73,090
8,283	Greggs plc	98,893
1,600	Heiwado Co., Ltd.	37,643
1,831	ICA Gruppen AB	55,793
84,986	J Sainsbury plc	260,345
819	Jean Coutu Group, Inc., Class A	12,762
1,300	Kato Sangyo Co., Ltd.	30,374

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
1,366	Kesko OYJ, Class A	$63,033
3,948	Kesko OYJ, Class B	197,251
28,566	Koninklijke Ahold Delhaize NV	601,165
900	LAWSON, Inc.	63,189
1,111	Loblaw Cos., Ltd.	58,624
1,430	Marr SpA	26,095
1,500	Matsumotokiyoshi Holdings Co., Ltd.	73,690
54,594	Metcash, Ltd.*	89,596
6,476	Metro AG	214,885
1,658	Metro, Inc.	49,598
1,000	Mitsubishi Shokuhin Co., Ltd.	29,677
600	Nihon Chouzai Co., Ltd.	22,349
201	North West Co., Inc. (The)	4,120
947	Rallye SA	18,355
600	San-A Co., Ltd.	29,000
4,300	Seven & I Holdings Co., Ltd.	163,662
1,668	Sligro Food Group NV	58,057
900	Sogo Medical Co., Ltd.	32,964
13,265	Sonae SGPS SA*	12,187
500	Sugi Holdings Co., Ltd.	23,696
900	Sundrug Co., Ltd.	62,196
276,116	Tesco plc*	702,732
800	Tsuruha Holdings, Inc.	75,727
3,100	United Supermarkets Holdings	26,105
2,200	Valor Co., Ltd.	57,325
500	Welcia Holdings Co., Ltd.	30,502
5,821	Wesfarmers, Ltd.	176,688
1,644	Weston (George), Ltd.	139,100
110,386	William Morrison Supermarkets plc	313,543
11,834	Woolworths, Ltd.	205,296
1,200	Yaoko Co., Ltd.	47,706
2,800	Yokohama Reito Co., Ltd.	24,538

		6,255,400

Food Products (2.8%):
823	AAK AB	54,098
1,425	Agt Food and Ingredients, Inc.	38,892
4,400	Ajinomoto Co., Inc.	88,505
500	Ariake Japan Co., Ltd.	26,663
5,493	Aryzta AG	241,938
1,675	Associated British Foods plc	56,600
5,111	Austevoll Seafood ASA	49,587
23,247	Australian Agricultural Co., Ltd.*	28,354
1,362	Bakkafrost P/F	54,110
101	Barry Callebaut AG, Registered Shares	123,644
81	Bell AG	34,896
2,999	Bellamy’s Australia, Ltd.(b)(c)	14,454
567	Bonduelle S.C.A.	14,918
1,100	Calbee, Inc.	34,418
11,579	Cloetta AB	36,487
3,395	Cranswick plc	98,047
7,971	Dairy Crest Group plc	60,856
3,437	Danone SA	217,515
10,087	Devro plc	23,455
500	Dydo Drinco, Inc.	25,979
1,596	Ebro Foods SA	33,424
111	Emmi AG	67,231

Shares		Fair Value
Common Stocks, continued
Food Products, continued
500	Ezaki Glico Co., Ltd.	$23,430
16,300	First Resources, Ltd.	21,362
3,900	Fuji Oil Co., Ltd./Osaka	76,551
7,007	Glanbia plc	116,364
409,600	Golden Agri-Resources, Ltd.	121,006
8,318	GrainCorp, Ltd.	57,284
42,184	Greencore Group plc	128,231
3,373	Grieg Seafood ASA	31,894
1,119	Hilton Food Group plc	8,569
1,600	Hokuto Corp.	28,850
3,300	House Foods Group, Inc.	68,308
700	J-Oil Mills, Inc.	23,831
1,200	Kagome Co., Ltd.	29,989
1,567	Kerry Group plc, Class A	112,036
1,100	Kewpie Corp.	26,721
1,000	Kikkoman Corp.	31,948
88	Kws Saat Se	26,111
613	Leroy Seafood Group ASA	34,148
3,564	Maple Leaf Foods, Inc.	74,652
5,482	Marine Harvest	98,923
6,000	Marudai Food Co., Ltd.	25,294
2,600	Maruha Nichiro Corp.	70,047
900	Megmilk Snow Brand Co., Ltd.	24,775
1,600	Meiji Holdings Co., Ltd.	125,532
1,000	Mitsui Sugar Co., Ltd.	21,424
700	Morinaga & Co., Ltd./Japan	29,115
15,000	Morinaga Milk Industry Co., Ltd.	107,774
30,347	Nestle SA, Registered Shares	2,177,314
7,500	Nichirei Corp.	155,210
2,500	Nippon Flour Mills Co., Ltd.	34,677
4,000	Nippon Meat Packers, Inc.	108,006
20,100	Nippon Suisan Kaisha, Ltd.	96,588
9,000	Nisshin Oillio Group, Ltd. (The)	41,312
3,000	Nisshin Seifun Group, Inc.	44,985
500	Nissin Foods Holdings Co., Ltd.	26,241
326	Orior AG	23,938
2,710	Orkla ASA, Class A	24,535
11,559	Parmalat SpA	36,033
1,700	Petra Foods, Ltd.	2,607
51,099	Premier Foods PLC*	29,543
988	Premium Brands Holdings Corp.	50,750
10,000	Prima Meat Packers, Ltd.	35,584
6,968	Rogers Sugar, Inc.	35,346
1,029	Salmar ASA	30,764
2,923	Saputo, Inc.	103,442
127	Savencia SA	8,937
3,767	Scandi Standard AB	23,570
713	Schouw & Co.	53,113
4,718	Select Harvests, Ltd.	22,569
6,000	Showa Sangyo Co., Ltd.	30,817
4,721	Suedzucker AG	112,606
5,361	SunOpta, Inc.*	38,216
8,915	Tassal Group, Ltd.	26,685
19,288	Tate & Lyle plc	167,953
800	Toyo Suisan Kaisha, Ltd.	28,940
432	Vilmorin & CIE SA	27,202

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food Products, continued
3,689	Viscofan SA	$181,858
42,000	Vitasoy International Holdings, Ltd.	84,189
3,198	Wessanen	44,709
94,112	WH Group, Ltd.(a)	75,778
600	Yakult Honsha Co., Ltd.	27,782
2,000	Yamazaki Baking Co., Ltd.	38,606

		7,018,645

Gas Utilities (0.5%):
11,879	APA Group	73,381
8,774	Enagas SA	222,639
12,238	Gas Natural SDG SA	230,513
44,035	Hong Kong & China Gas Co., Ltd.	77,845
4,557	Italgas SpA*	17,928
21,000	Osaka Gas Co., Ltd.	80,672
1,636	Rubis SA	134,848
13,000	Saibu Gas Co., Ltd.	28,004
3,700	Shizuoka Gas Co. Limited	26,012
10,212	Superior Plus Corp.	96,985
10,000	Toho Gas Co., Ltd.	81,225
11,000	Tokyo Gas Co., Ltd.	49,663
1,798	Valener, Inc.	28,072

		1,147,787

Health Care Equipment & Supplies (1.0%):
750	Ambu A/S	30,032
8,671	Ansell, Ltd.	154,434
1,400	Asahi Intecc Co., Ltd.	56,615
567	bioMerieux	84,671
1,072	Cochlear, Ltd.	94,615
1,014	Coloplast A/S, Class B	68,247
1,992	Consort Medical plc	25,985
1,218	DiaSorin SpA	72,093
509	Draegerwerk AG & Co. KGaA	42,509
5,484	Elekta AB, Class B	48,470
1,745	Essilor International SA Compagnie Generale d’Optique	197,113
13,820	Fisher & Paykel Healthcare Corp., Ltd.	81,544
5,613	Getinge AB, Class B	89,946
7,376	GN Store Nord A/S	152,794
405	Guerbet	30,341
600	Hogy Medical Co., Ltd.	36,980
2,000	HOYA Corp.	83,834
726	Ion Beam Applications	31,812
6,000	JEOL, Ltd.	26,127
900	Nakanishi, Inc.	34,817
1,500	Nihon Kohden Corp.	33,106
4,000	Nikkiso Co., Ltd.	37,944
8,900	Nipro Corp.	97,188
1,300	Olympus Co., Ltd.	44,831
900	Paramount Bed Holdings Co., Ltd.	35,907
1,192	Sartorius AG	88,246
876	Sartorius Stedim Biotech	55,273
10,538	Smith & Nephew plc	156,976
1,344	Sonova Holding AG, Registered Shares	162,660
268	Straumann Holding AG, Registered Shares	104,515
1,700	Sysmex Corp.	98,278
2,400	Terumo Corp.	88,432

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
5,988	William Demant Holding A/S*	$104,136

		2,550,471

Health Care Providers & Services (0.7%):
4,943	Al Noor Hospitals Group plc	46,705
3,800	Alfresa Holdings Corp.	62,657
3,417	Amplifon SpA	32,537
18,377	Australian Pharmaceutical Industries, Ltd.	27,234
1,100	Bml, Inc.	26,178
4,556	Ebos Group, Ltd.	52,779
4,012	Extendicare, Inc.	29,525
1,513	Fagron*	15,433
699	Fresenius Medical Care AG & Co., KGaA	59,255
2,812	Fresenius SE & Co. KGaA	219,625
23,959	Healthscope, Ltd.	39,458
1,000	Japan Lifeline Co., Ltd.	19,853
2,680	Korian-Medica	78,510
1,284	Lifco AB-B Shs	32,816
1,404	Medical Facilities Corp.	18,375
7,584	Metlifecare, Ltd.	29,201
1,900	Miraca Holdings, Inc.	85,108
1,507	Orpea	121,665
14,512	Primary Health Care, Ltd.	42,635
24,900	Raffles Medical Group, Ltd.	24,568
1,233	Ramsay Health Care, Ltd.	60,769
37,800	Religare Health Trust	23,888
1,312	Rhoen-Klinikum AG	35,405
2,200	Ship Healthcare Holdings, Inc.	56,414
2,371	Sienna Senior Living, Inc.	28,788
1,446	Sigma Pharmaceuticals, Ltd.	1,344
3,860	Sonic Healthcare, Ltd.	59,558
14,366	Spire Healthcare Group plc(a)	59,664
10,895	Summerset Group Holdings, Ltd.	35,430
3,700	Suzuken Co., Ltd.	120,704
2,700	Toho Holdings Co., Ltd.	53,791
9,162	UDG Healthcare plc	75,427
2,800	Vital Ksk Holdings, Inc.	23,682

		1,698,981

Health Care Technology (0.1%):
14,160	AGFA-Gevaert NV*	54,649
857	Compugroup Medical Se	35,126
2,100	M3, Inc.	52,866
1,213	Raysearch Laboratories AB	24,571

		167,212

Hotels, Restaurants & Leisure (2.0%):
2,757	Accor SA	102,769
3,700	Accordia Golf Co., Ltd.	37,929
16,663	Ainsworth Game Technology, Ltd.	25,297
21,328	Ardent Leisure Group	35,831
8,600	Aristocrat Leisure, Ltd.	95,937
4,300	Atom Corp.	26,477
7,557	Autogrill SpA	68,256
14,000	Cafe de Coral Holdings, Ltd.	45,377
1,939	Carnival plc, ADR	99,257
7,831	Collins Foods, Ltd.	37,032
2,000	Colowide Co., Ltd.	33,217

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
9,167	Compass Group plc	$168,941
2,022	Corporate Travel Management, Ltd.	26,675
5,145	Crown, Ltd.	42,886
1,951	Domino’s Pizza Enterprises, Ltd.	90,848
23,341	Domino’s Pizza Group plc	103,447
1,600	Doutor Nichires Holdings Co. LT	29,363
6,151	Elior Group(a)	140,461
20,405	Enterprise Inns plc*	30,545
1,133	Flight Centre, Ltd.	25,487
557	Fuller Smith & Turner plc, Class A	6,682
25,010	Galaxy Entertainment Group, Ltd.	107,602
49,700	Genting Singapore plc	30,897
2,773	Great Canadian Gaming Corp.*	51,597
8,500	Greene King plc	73,043
12,797	GVC Holdings plc*	101,196
2,400	HIS Co., Ltd.	62,709
31,000	Hongkong & Shanghai Hotels (The)	34,359
1,803	Intercontinental Hotels Group plc, ADR	79,927
9,004	JD Wetherspoon plc	98,455
1,000	Kyoritsu Maintenance Co., Ltd.	58,052
23,554	Ladbrokes plc	33,543
11,110	Mantra Group, Ltd.	24,631
38,907	Marston’s plc	65,149
49,000	Melco International Development Limited	66,280
2,209	Melia Hotels International SA	25,751
25,795	Merlin Entertainments plc	142,508
15,327	MGM China Holdings, Ltd.	31,642
6,833	Millennium & Copthorne Hotels	38,727
14,000	Miramar Hotel & Investment	29,430
17,282	Mitchells & Butlers plc	53,387
902	Mty Food Group, Inc.	33,970
122,000	NagaCorp, Ltd.	70,249
10,509	NH Hotel Group SA*	42,496
900	Oriental Land Co., Ltd.	50,815
17,900	Oue, Ltd.	21,690
1,016	Paddy Power Betfair plc	109,773
1,718	Paddy Power plc	183,541
2,047	Pandox AB	31,768
12,439	Rank Group plc	29,877
3,000	Resorttrust, Inc.	55,301
1,092	Restaurant Brands International, Inc.	52,018
18,602	Restaurant Group plc (The)	74,105
6,437	Rezidor Hotel Group AB	25,084
4,600	Round One Corp.	31,821
1,200	Saint Marc Holdings Co., Ltd.	36,463
1,300	Saizeriya Co., Ltd.	29,203
16,988	Sands China, Ltd.	73,065
64,000	Shangri-La Asia, Ltd.	67,415
115,868	SJM Holdings, Ltd.	90,550
705	Skistar AB	11,780
28,970	Sky City Entertainment Group, Ltd.	79,121
2,200	Skylark Co., Ltd.	29,043
1,092	Sodexo SA	125,466
36,825	Ssp Group plc	175,543
32,367	Star Entertainment Group, Ltd. (The)	120,414
30,186	Tabcorp Holdings, Ltd.	104,708

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
17,600	Tatts Group, Ltd.	$56,815
50,634	Thomas Cook Group plc*	54,028
4,500	Tokyo Dome Corp.	44,272
1,100	Toridoll Holding Corp.	23,680
8,666	TUI AG	123,801
6,856	Unibet Group plc	64,319
2,777	Whitbread plc	129,066
24,720	William Hill plc	88,091
16,830	Wynn Macau, Ltd.	26,648
5,600	Zensho Holdings Co., Ltd.	92,204

		4,939,802

Household Durables (1.8%):
2,000	Alpine Electronics, Inc.	25,917
2,536	Bang & Olufsen A/S*	28,709
43,258	Barratt Developments plc	246,057
5,911	Bellway plc	179,827
5,073	Berkeley Group Holdings plc (The)	175,324
5,170	Bonava AB*	80,053
10,237	Bovis Homes Group plc	103,272
3,865	Breville Group, Ltd.	24,094
7,900	Casio Computer Co., Ltd.	111,363
1,200	Chofu Seisakusho Co., Ltd.	26,910
9,906	Crest Nicholson Holdings plc	54,994
2,921	De’Longhi	69,358
2,152	Duni AB	29,503
266	Ekornes ASA	3,283
3,583	Electrolux AB, Series B	89,000
2,053	Fiskars OYJ Abp	38,022
63	Forbo Holding AG	81,270
1,600	Foster Electric Co., Ltd.	30,203
1,000	Fujitsu General, Ltd.	21,170
17,100	Haseko Corp.	173,101
187	Hunter Douglas NV	10,521
15,466	Husqvarna AB, Class B	120,142
4,300	Iida Group Holdings Co., Ltd.	81,417
5,228	JM AB	151,039
62,400	Man Wah Holdings, Ltd.	42,097
13	Metall Zug AG	41,309
6,800	Nikon Corp.	105,362
5,000	Nissei Build Kogyo Co., Ltd.	22,687
9,589	Nobia AB	89,326
5,000	Panahome Corp.	40,383
17,300	Panasonic Corp.	175,600
14,040	Persimmon plc	306,315
31,200	Pioneer Corp.*	62,509
15,445	Redrow plc	81,563
500	Rinnai Corp.	40,283
2,500	Sangetsu Co., Ltd.	43,269
1,136	SEB SA	153,909
13,000	Sekisui Chemical Co., Ltd.	206,919
9,100	Sekisui House, Ltd.	151,161
55,000	Sharp Corp.*	126,722
9,500	Sony Corp.	264,048
2,200	Starts Corp., Inc.	37,175
6,900	Sumitomo Forestry Co., Ltd.	90,790
137,884	Taylor Wimpey plc	258,910

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
20,687	Techtronic Industries Co., Ltd.	$74,110
400	Token Corp.	28,288
4,830	Tomtom NV*	43,427
2,000	Zojirushi Corp.	26,834

		4,467,545

Household Products (0.3%):
316	Henkel AG & Co. KGaA	32,817
4,000	Lion Corp.	65,573
14,255	Mcbride PLC*	31,802
2,100	Pigeon Corp.	53,625
12,670	PZ Cussons plc	52,073
2,504	Reckitt Benckiser Group plc	211,638
7,429	Svenska Cellulosa AB, Class B	209,569
1,800	Unicharm Corp.	39,317

		696,414

Independent Power & Renewable Electricity Producers (0.3%):
1,967	Albioma SA	34,244
8,418	Algonquin Power & Utilities Corp.	71,420
3,382	Boralex, Inc., Class A	48,242
3,696	Capital Power Corp.	63,954
26,679	Drax Group plc	124,056
1,951	Edp Renovaveis SA	12,391
1,300	Electric Power Development Co., Ltd.	29,876
5,373	ERG SpA	57,640
45,075	Infigen Energy*	29,261
3,741	Innergex Renewable Energy, Inc.	39,096
14,231	Meridian Energy, Ltd.	25,641
4,661	Northland Power, Inc.	80,895
12,748	Transalta Corp.	70,553
3,789	Transalta Renewables, Inc.	40,472
2,170	Uniper SE*	29,772

		757,513

Industrial Conglomerates (1.1%):
26,645	Cir-Compagnie Industriali Riun	28,954
46,430	CK Hutchison Holdings, Ltd.	524,180
566	Daetwyler Holding AG	76,941
1,493	DCC plc	110,660
6,000	Guoco Group, Ltd.	66,083
40,000	Hopewell Holdings, Ltd.	137,959
980	Indus Holding AG	53,229
570	Italmobiliare SpA	26,774
11,000	Keihan Electric Railway Co., Ltd.	72,066
23,600	Keppel Corp., Ltd.	93,799
6,404	Koninklijke Philips Electronics NV	195,172
3,787	Koninklijke Philips Electronics NV, NY Shares, NYS	115,769
10,700	Nisshinbo Holdings, Inc.	103,049
1,487	Nolato AB	42,908
40,096	NWS Holdings, Ltd.	65,196
2,675	Rheinmetall AG	179,709
2,400	Seibu Holdings, Inc.	42,955
57,400	SembCorp Industries, Ltd.	112,625
70,000	Shun Tak Holdings, Ltd.	23,996
5,565	Siemens AG, Registered Shares	683,962
5,436	Smiths Group plc	94,414
5,400	Tokai Holdings Corp.	37,668

		2,888,068

Shares		Fair Value
Common Stocks, continued
Insurance (4.5%):
5,489	Admiral Group plc	$123,065
16,558	AEGON NV	91,040
4,135	Ageas NV	163,619
67,040	AIA Group, Ltd.	375,193
4,109	Alm Brand A/S	31,423
25,977	Assicurazioni Generali SpA	385,757
19,830	Aviva plc, ADR	234,192
8,915	AXA SA	224,928
2,261	Baloise Holding AG, Registered Shares	284,397
28,048	Beazley plc	133,742
7,384	Chesnara plc	33,198
2,500	CNP Assurances SA	46,299
3,800	Coface SA	24,794
10,200	Dai-ichi Life Insurance Co., Ltd.	169,018
3,895	Delta Lloyd NV	21,782
62,583	Direct Line Insurance Group plc	283,782
182	E-L Financial Corp., Ltd.	98,965
20,019	Esure Group plc	49,662
889	Euler Hermes Group	78,120
774	Fairfax Financial Holdings, Ltd.	373,884
1,983	Gjensidige Forsikring ASA	31,485
1,405	Great-West Lifeco, Inc.	36,807
2,030	Grupo Catalana Occidente SA	66,442
1,103	Hannover Rueck SE	119,394
5,987	Harel Insurance Investments &	27,464
197	Helvetia Patria Holding AG	106,165
15,112	Hiscox, Ltd.	189,180
5,554	Industrial Alliance Insurance & Financial Services, Inc.	220,878
19,579	Insurance Australia Group, Ltd.	84,361
1,291	Intact Financial Corp.	92,413
6,623	Jardine Lloyd Thompson Group plc	80,290
29,819	Jrp Group plc	54,898
10,687	Lancashire Holdings, Ltd.	91,107
205,220	Legal & General Group plc	624,951
5,565	Manulife Financial Corp.	99,113
13,895	Manulife Financial Corp.	247,609
44,734	MAPFRE SA	136,487
26,388	Medibank Private, Ltd.	53,640
4,900	MS&AD Insurance Group Holdings, Inc.	151,413
1,555	Muenchener Rueckversicherungs-Gesellschaft AG	294,059
19,627	NIB Holdings, Ltd.	67,319
5,000	NKSJ Holdings, Inc.	168,857
6,129	NN Group NV	207,516
3,854	Novae Group PLC	32,648
105,053	Old Mutual plc	266,458
14,781	Phoenix Group Holdings	133,706
2,827	Protector Forsikring ASA	22,527
10,211	Prudential plc, ADR	406,296
11,206	QBE Insurance Group, Ltd.	100,632
39,451	RSA Insurance Group plc	284,489
56,602	Saga plc	135,770
3,945	Sampo OYJ, Class A	176,384
9,116	SCOR SA	314,879
9,598	Societa Cattolica di Assicuraz	56,237
14,023	St. James Place plc	174,394

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Insurance, continued
41,146	Standard Life plc	$187,569
19,717	Steadfast Group, Ltd.	31,425
20,895	Storebrand ASA*	111,210
8,920	Sun Life Financial, Inc.	342,617
24,273	Suncorp-Metway, Ltd.	236,051
1,469	Swiss Life Holding AG, Registered Shares	415,758
1,311	Swiss Re AG	124,242
10,600	T&D Holdings, Inc.	139,600
2,754	Talanx AG	92,125
6,400	Tokio Marine Holdings, Inc.	261,733
3,403	Topdanmark A/S*	86,410
5,039	Tryg A/S	91,129
16,849	Unipol Gruppo Finanziario SpA	60,660
34,458	UnipolSai SpA	73,555
8,311	Uniqa Insurance Group AG	62,954
2,764	Vienna Insurance Group Weiner Staeditische Versicherung AG	61,950
1,274	Zurich Insurance Group AG	350,022

		11,312,138

Internet & Direct Marketing Retail (0.1%):
7,431	N Brown Group plc	20,296
13,793	Ocado Group plc*	44,856
3,500	Rakuten, Inc.	34,254
4,800	Start Today Co., Ltd.	82,364
3,151	Takkt AG	71,402
19,250	Trade Me Group, Ltd.	66,820
3,021	Webjet, Ltd.	23,014
895	Yoox SpA*	25,278

		368,284

Internet Software & Services (0.4%):
22,069	Auto Trader Group plc(a)	111,101
9,425	Carsales.com, Ltd.	77,048
2,900	Cookpad, Inc.	26,627
1,300	DeNA Co., Ltd.	28,323
1,200	Dip Corp.	24,784
3,000	GMO Internet, Inc.	38,170
20,019	Gocompare.com Group plc*	17,514
2,200	Gree, Inc.	11,598
1,200	Gurunavi, Inc.	23,716
4,400	Infomart Corp.	25,695
2,100	Internet Initiative Japan, Inc.	31,655
9,063	Isentia Group, Ltd.	18,691
8,839	Just Eat plc*	63,483
3,100	Kakaku.com, Inc.	51,260
22,749	Moneysupermarket.com Group plc	82,356
8,615	Netent AB*	66,402
3,213	Rightmove plc	154,389
1,200	Sms Co., Ltd.	26,571
2,596	United Internet AG, Registered Shares	101,030
135	Xing AG	24,879
8,400	Yahoo! Japan Corp.	32,240
6,786	Zoopla Property Group plc(a)	26,673

		1,064,205

IT Services (1.0%):
1,856	Alten SA	130,309
6,137	Altran Technologies SA	89,587

Shares		Fair Value
Common Stocks, continued
IT Services, continued
5,280	Amadeus IT Holding SA	$239,832
6,183	Atea ASA	56,939
3,113	Atos Origin SA	328,351
544	Cancom Se	25,663
1,519	Cap Gemini SA	128,090
1,045	CGI Group, Inc., Class A*	50,191
3,428	Computacenter plc	33,598
10,943	Computershare, Ltd.	98,354
1,168	DH Corp.	19,384
1,400	DTS Corp.	29,784
4,312	Econocom Group SA/NV	63,250
3,891	Fdm Group Holdings plc	27,079
457	Formula Systems 1985, Ltd.	18,497
32,000	Fujitsu, Ltd.	177,280
600	Gmo Payment Gateway, Inc.	26,657
2,064	Indra Sistemas SA*	22,607
7,617	IRESS, Ltd.	65,038
4,300	IT Holdings Corp.	91,823
1,900	Itochu Techno-Solutions Corp.	49,355
1,600	NEC Networks & System Integrat	28,849
3,900	Nihon Unisys, Ltd.	49,008
1,452	Nomura Research Institute, Ltd.	44,144
1,700	NS Solutions Corp.	30,502
1,100	NTT Data Corp.	53,087
600	OBIC Co., Ltd.	26,174
700	Otsuka Corp.	32,634
15,977	Paysafe Group plc*	72,708
208	Reply SpA	25,851
1,500	SCSK Corp.	52,406
900	Sopra Steria Group	102,148
4,001	Tieto OYJ	109,128
1,100	Tkc Corp.	29,925
855	Wirecard AG^	36,743
1,237	Worldline SA*(a)	34,861

		2,499,836

Leisure Products (0.4%):
1,452	Accell Group	33,467
7,303	Amer Sports OYJ	193,953
1,506	Brp, Inc.*	31,803
3,600	Heiwa Corp.	82,369
6,000	Mizuno Corp.	29,101
3,300	Namco Bandai Holdings, Inc.	90,858
26,132	Photo-Me International plc	52,740
5,700	Sega Sammy Holdings, Inc.	84,647
400	Shimano, Inc.	62,617
3,689	Thule Group AB (The)(a)	57,712
2,800	Tomy Co., Ltd.	29,684
385	Trigano SA	30,115
1,100	Universal Entertainment Corp.*	31,727
2,800	Yamaha Corp.	85,344

		896,137

Life Sciences Tools & Services (0.4%):
823	AddLife AB*	12,455
2,200	Eps Holdings, Inc.	25,603
306	Eurofins Scientific SE	130,343
1,884	Gerresheimer AG	139,813

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
1,400	Lonza Group AG, Registered Shares	$242,108
1,908	QIAGEN NV*	53,522
14,471	QIAGEN NV*	405,477
202	Siegfried Holding AG	42,248
428	Tecan Group AG	66,684

		1,118,253

Machinery (3.9%):
6,065	Aalberts Industries NV	196,528
4,185	Alfa Laval AB	69,165
5,842	Alstom SA*	160,727
2,790	Andritz AG	140,026
2,900	Asahi Diamond Industrial Co., Ltd.	21,110
3,946	Atlas Copco AB, Class A	120,001
2,774	Atlas Copco AB, Class B	75,534
4,049	Ats Automation Tooling Systems, Inc.*	37,761
1,300	Bando Chemical Industries, Ltd.	11,508
1,558	Beijer Alma AB	39,863
506	Bobst Group SA	35,187
12,886	Bodycote plc	102,129
433	Bucher Industries AG	106,665
87	Burckhardt Compression Holding	22,883
2,579	Cargotec OYJ	116,390
2,600	CKD Corp.	29,423
17,805	CNH Industrial NV	154,781
2,050	Concentric AB	25,561
1,110	Construcc y Aux de Ferrocarr SA	44,729
94	Conzzeta AG	66,476
1,900	Daifuku Co., Ltd.	40,333
5,736	Deutz AG	32,225
8,100	DMG Mori Co., Ltd.	97,999
1,230	Duerr AG	98,675
4,500	Ebara Corp.	127,864
800	FANUC Corp.	135,298
9,997	Fenner plc	29,015
2,900	Fuji Machine MFG. Co., Ltd.	33,074
3,400	Fujitec Co., Ltd.	39,783
1,000	Fukushima Industries Corp.	28,767
19,000	Furukawa Co., Ltd.	34,544
303	Georg Fischer AG	248,178
2,900	Glory, Ltd.	91,391
2,253	Haldex AB	28,822
26,103	Heidelberger Druckmaschinen AG*	69,558
9,700	Hino Motors, Ltd.	98,448
3,100	Hitachi Construction Machinery Co., Ltd.	66,937
12,300	Hitachi Zosen Corp.	64,221
500	Hoshizaki Electric Co., Ltd.	39,530
48,000	IHI Corp.	124,468
16,053	IMI plc	204,683
614	Industria Macchine Automatiche	37,213
3,766	Interpump Group SpA	61,603
40	Interroll Holding AG, Registered Shares	43,588
13,000	Iseki & Co., Ltd.	24,960
4,000	Japan Steel Works, Ltd. (The)	70,804
8,700	JTEKT Corp.	138,732
2,600	Juki Corp.	23,450
3,751	Jungheinrich AG	107,369

Shares		Fair Value
Common Stocks, continued
Machinery, continued
419	Kardex AG	$39,114
54,000	Kawasaki Heavy Industries, Ltd.	168,580
2,997	Kion Group AG	166,537
5,100	Kitz Corp.	27,831
572	Koenig & Bauer AG*	25,683
5,600	Komatsu, Ltd.	126,415
153	Komax Holding AG	37,803
2,900	Komori Corp.	37,904
3,618	Kone OYJ, Class B	162,064
1,652	Konecranes OYJ	58,716
438	Krones AG	40,021
8,000	Kubota Corp.	113,901
478	Kuka AG	44,358
4,500	Kurita Water Industries, Ltd.	98,865
1,000	Kyokuto Kaihatsu Kogyo Co., Ltd.	13,417
4,000	Makino Milling Machine Co., Ltd.	31,210
1,100	Makita Corp.	73,594
474	MAN AG	47,075
13,000	Meidensha Corp.	44,617
4,077	Metso Corp. OYJ	116,035
7,800	Minebea Co., Ltd.	72,871
55,000	Mitsubishi Heavy Industries, Ltd.	249,884
57,000	Mitsui Engineering & Shipbuilding Co., Ltd.	87,854
12,802	Morgan Advanced Materials plc	44,917
2,100	Morita Holdings Corp.	29,717
2,100	Nabtesco Corp.	48,759
11,000	Nachi-Fujikoshi Corp.	47,569
3,900	Namura Shipbuilding Co., Ltd.	26,590
1,637	New Flyer Industries, Inc.	49,798
4,300	NGK Insulators, Ltd.	83,181
1,200	Nitta Corp.	32,555
1,544	NKT Holding A/S	109,089
2,186	Norma Group SE	93,141
14,000	NSK, Ltd.	161,495
34,000	NTN Corp.	136,980
700	Obara Group, Inc.	31,175
13,063	OC Oerlikon Corp. AG	128,291
9,000	Okuma Corp.	85,568
5,200	OSG Corp.	102,031
290	Pfeiffer Vacuum Technology AG	27,093
118	Rational AG	52,589
70	Rieter Holding AG	12,172
51,599	Rotork plc	152,557
9,000	Ryobi, Ltd.	35,269
16,351	Sandvik AB	201,943
214	Schindler Holding AG, Registered Shares	37,392
15,600	SembCorp Marine, Ltd.	14,839
767	Semperit AG	20,788
1,010	Sfs Group AG	82,435
4,000	Shinmaywa Industries, Ltd.	35,851
3,300	Sintokogio, Ltd.	28,635
5,919	SKF AB, Class B	108,694
2,300	Sodick Co., Ltd.	18,969
2,119	Spirax-Sarco Engineering plc	108,806
891	Stabilus SA*	47,816
2,000	Star Micronics Co., Ltd.	27,195

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Machinery, continued
1,147	Sulzer AG, Registered Shares	$118,152
29,000	Sumitomo Heavy Industries, Ltd.	186,263
8,000	Tadano, Ltd.	100,406
3,600	Takeuchi Manufacturing Co., Ltd.	79,810
5,000	Takuma Co., Ltd.	42,695
5,654	Talgo SA*(a)	26,871
5,000	THK Co., Ltd.	110,217
8,000	Toshiba Machine Co., Ltd.	31,946
1,884	Trelleborg AB	37,030
9,000	Tsubakimoto Chain Co.	72,968
7,579	Valmet Corp.	111,482
15,471	Vesuvius plc	75,338
6,338	Volvo AB, Class A	74,458
27,562	Volvo AB, Class B	321,297
454	Vossloh AG*	28,458
1,388	Wacker Neuson SE	22,464
2,713	Wartsila Corp. OYJ, Class B	121,844
560	Washtec AG	29,153
6,011	Weir Group plc (The)	139,245
3,000	Yamabiko Corp.	41,671
3,876	Zardoya Otis SA	32,748

		9,730,743

Marine (0.4%):
42	A.P. Moeller – Maersk A/S, Class A	63,244
67	A.P. Moeller – Maersk A/S, Class B	106,625
1,396	Clarkson plc	37,375
1,843	D/S Norden A/S*	28,841
1,685	DFDS A/S	76,846
3,300	Iino Kaiun Kaisha, Ltd.	12,982
7,971	Irish Continental Group	37,720
48,000	Kawasaki Kisen Kaisha, Ltd.	108,380
727	Kuehne & Nagel International AG, Registered Shares	96,005
51,000	Mitsui O.S.K. Lines, Ltd.	140,887
71,000	Nippon Yusen Kabushiki Kaisha	131,444
16,000	Orient Overseas International, Ltd.	66,214
273,000	Pacific Basin Shipping, Ltd.*	43,835
89,000	Sitc International Holdings Co., Ltd.	54,004
1,962	Stolt-Nielsen, Ltd.	24,101

		1,028,503

Media (2.1%):
1,267	4imprint Group plc	27,696
5,715	Aimia, Inc.	37,802
3,249	Altice NV, Class A*	64,256
1,460	Altice NV, Class B*	29,030
65	Apg Sga SA	28,540
4,886	Atresmedia Corp. de Medios de Comuicacion SA	53,397
2,500	Avex Group Holdings, Inc.	35,919
2,895	Axel Springer AG	140,351
2,465	Cineplex, Inc.	94,046
12,985	Cineworld Group plc	90,185
546	Cogeco Communications, Inc.	26,940
7,694	Corus Entertainment, Inc.	72,212
2,160	CTS Eventim AG & Co. KGaA	67,941
2,400	Cyberagent, Inc.	59,231
1,600	Daiichikosho Co., Ltd.	62,886

Shares		Fair Value
Common Stocks, continued
Media, continued
16,354	Daily Mail & General Trust plc	$156,763
2,200	Dentsu, Inc.	103,644
5,339	Dhx Media, Ltd.	28,037
2,163	Euromoney Institutional Investor plc	30,575
6,151	Eutelsat Communications SA	119,055
6,450	Event Hospitality And Entertainment, Ltd.	63,999
2,200	Fuji Media Holdings, Inc.	30,750
969	GFK SE	44,168
2,500	Hakuhodo DY Holdings, Inc.	30,731
5,909	Havas SA	49,744
30,130	Informa plc	252,288
1,600	Intage Holdings, Inc.	27,059
1,711	Ipsos	53,728
33,776	ITE Group plc	64,067
40,885	ITV plc	103,618
1,949	JCDecaux SA	57,207
109,074	John Fairfax Holdings, Ltd.	69,837
2,300	Kadokawa Dwango Corp.	33,173
594	Kinepolis Group NV	26,567
8,410	Lagardere SCA	233,578
3,548	Liberty Global plc, Series C*	105,375
180	Liberty Global plc, Class A*	3,953
1,449	Liberty Global plc, Class A*	44,325
442	Liberty Global plc, Class C*	9,357
3,440	M6 Metropole Television SA	63,968
11,389	Mediaset Espana Comunicacion SA	133,618
15,032	Mediaset SpA	64,956
1,809	Modern Times Group, Class B	53,615
21,188	Nine Entertainment Co. Holdings, Ltd.	16,263
14,608	Pearson plc, ADR	145,934
2,882	Publicis Groupe SA	198,788
2,013	Quebecor, Inc., Class B	55,959
1,012	REA Group, Ltd.	40,194
414	RTL Group	30,340
5,428	Sanoma OYJ	47,093
1,013	Schibsted ASA, Class A	23,255
5,562	SES Global, Class A	122,464
33,424	Seven West Media, Ltd.	19,393
7,456	Shaw Communications, Inc.	149,568
21,700	Singapore Press Holdings, Ltd.	52,785
18,618	Sky Network Television, Ltd.	58,696
13,400	SKY Perfect JSAT Holdings, Inc.	61,578
19,081	Sky plc	232,104
4,175	Societe Television Francaise 1	41,519
44,663	Southern Cross Media Group, Ltd.	49,606
983	Stroeer Media SE	43,048
41	Tamedia AG, Registered Shares	6,288
13,788	Technicolor SA	74,572
1,586	Telenet Group Holding NV*	87,984
26,300	Television Broadcasts, Ltd.	86,482
5,000	Toei Co., Ltd.	43,305
1,000	Toho Co., Ltd.	28,265
1,900	Tokyo Broadcasting System Hold	30,165
13,261	Trinity Mirror plc	17,447
1,600	TV Asahi Holdings Corp.	31,544
14,255	Ubm plc	128,109

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Media, continued
6,948	Village Roadshow, Ltd.	$22,808
7,971	Vivendi Universal SA	151,408
8,417	WPP plc	188,137
1,895	Yellow Pages, Ltd.*	24,970
719	Zon Multimedia Servicos de Telecommunicacoes e Multimedia SGPS SA	4,266

		5,262,524

Metals & Mining (5.2%):
8,736	Acacia Mining plc	39,674
4,992	Acerinox SA	66,184
1,753	Agnico Eagle Mines, Ltd.	73,626
2,800	Agnico Eagle Mines, Ltd.	117,736
900	Aichi Steel Corp.	37,581
16,681	Alacer Gold Corp.*	27,833
16,761	Alamos Gold, Inc., Class A	115,610
113,854	Alumina, Ltd.^	149,754
1,580	Amg Advanced Metallurgical Group N.V.	24,536
23,363	Anglo American plc*	327,629
20,858	Antofagasta plc	171,706
3,276	Aperam SA	149,727
33,689	ArcelorMittal*	248,343
12,400	Argonaut Gold, Inc.*	19,581
1,900	Asahi Holdings, Inc.	32,977
8,215	Asanko Gold, Inc.*	25,211
1,158	AuRico Metals, Inc.*	871
2,249	Aurubis AG	129,527
42,442	B2Gold Corp.*	100,849
2,708	Bekaert NV	109,314
62,786	BHP Billiton, Ltd.	1,120,496
17,844	Billiton plc, ADR	561,373
25,458	BlueScope Steel, Ltd.	169,363
9,186	Boliden AB	239,411
17,700	Capstone Mining Corp.*	16,612
73,572	Centamin plc	124,184
11,119	Centerra Gold, Inc.	52,096
16,254	China Gold International Resources Corp., Ltd.*	23,972
21,000	Daido Steel Co., Ltd.	86,782
7,325	Detour Gold Corp.*	99,795
4,038	Dominion Diamond Corp.	39,088
15,000	DOWA Mining Co.	114,438
44,911	Eldorado Gold Corp.*	144,518
3,320	Endeavour Mining Corp.*	49,608
40,854	Evolution Mining, Ltd.	60,105
20,239	EVRAZ plc*	54,940
31,602	First Quantum Minerals, Ltd.	314,254
83,540	Fortescue Metals Group, Ltd.	352,698
1,168	Franco Nevada Corp.	69,800
3,312	Fresnillo plc	49,176
167,686	Glencore International plc*	563,515
3,548	Goldcorp, Inc.	48,311
6,771	Goldcorp, Inc.	92,086
4,758	Granges AB	44,915
5,096	Guyana Goldfields, Inc.*	23,231
7,250	Hill & Smith Holdings plc	106,844
6,200	Hitachi Metals, Ltd.	83,792
9,182	Hochschild Mining plc	23,914

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
18,195	Hudbay Minerals, Inc.	$104,088
29,242	IAMGOLD Corp.*	113,047
13,673	Iluka Resources, Ltd.	71,454
22,741	Independence Group NL	70,096
37,081	Ivanhoe Mines, Ltd., Class A*	70,157
9,600	JFE Holdings, Inc.	145,705
18,872	Kazakhmys plc*	82,811
84,792	Kinross Gold Corp.*	264,638
4,744	Kirkland Lake Gold, Ltd.*	24,807
5,400	Klondex Mines, Ltd.*	25,140
16,400	Kobe Steel, Ltd.*	155,710
1,600	Kyoei Steel, Ltd.	30,412
3,792	Labrador Iron Ore Royalty Corp.	52,594
17,782	Lonmin PLC*	30,930
14,207	Lucara Diamond Corp.	32,171
42,535	Lundin Mining Corp.*	202,774
6,045	Major Drilling Group International, Inc.*	31,610
2,000	Maruichi Steel Tube, Ltd.	64,951
7,616	Mineral Resources, Ltd.	66,249
6,000	Mitsubishi Materials Corp.	183,184
42,000	Mitsui Mining & Smelting Co., Ltd.	106,055
17,856	Nevsun Resources, Ltd.	55,197
34,410	New Gold, Inc.*	120,723
11,518	Newcrest Mining, Ltd.	162,365
37,000	Nippon Light Metal Holdings Co.	77,904
8,600	Nippon Steel Corp.	191,311
6,500	Nisshin Steel Co., Ltd.	80,103
22,329	Norsk Hydro ASA	106,664
28,837	Northern Star Resources, Ltd.	72,908
4,300	Nyrstar NV*	35,249
39,028	OceanaGold Corp.	113,668
3,068	Osisko Gold Royalties, Ltd.	29,914
18,826	Outokumpu OYJ*	168,420
5,593	Outotec OYJ*	29,375
17,375	OZ Minerals, Ltd.	98,519
11,000	Pacific Metals Co., Ltd.*	34,945
6,957	Pan American Silver Corp.	104,938
73,744	Perseus Mining, Ltd.*	17,219
35,638	Petra Diamonds, Ltd.*	68,413
6,434	Pretium Resources, Inc.*	53,293
1,563	Randgold Resources, Ltd.	119,498
15,628	Regis Resources, Ltd.	32,340
21,763	Resolute Mining, Ltd.	19,538
12,983	Rio Tinto plc, Registered Shares, ADR	499,327
1,547	Rio Tinto, Ltd.	66,533
2,811	Salzgitter AG	98,985
7,017	Sandfire Resources Nl	28,483
9,442	Sandstorm Gold, Ltd.*	37,065
8,000	Sanyo Special Steel Co., Ltd.	37,842
29,450	Saracen Mineral Holdings, Ltd.*	20,311
21,110	Semafo, Inc.*	69,502
21,200	Sherritt International Corp.*	21,003
7,535	Silver Standard Resources, Inc.*	67,408
2,702	Silver Wheaton Corp.	52,203
10,033	Sims Metal Management, Ltd.	92,437
83,964	South32, Ltd.	165,659

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
3,228	South32, Ltd., ADR	$31,957
16,043	SSAB AB, Class A*	60,695
35,222	SSAB AB, Class B*	111,066
17,694	St Barbara, Ltd.*	25,244
26,500	Stornoway Diamond Corp.*	19,739
3,000	Sumitomo Metal & Mining Co., Ltd.	38,591
9,125	Syrah Resources, Ltd.*	20,050
5,574	Tahoe Resources, Inc.	52,522
9,084	Tahoe Resources, Inc.	85,571
6,487	Teck Cominco, Ltd., Class B	129,837
3,720	Teck Resources, Ltd., Class B	74,512
3,912	ThyssenKrupp AG	93,203
4,900	Tokyo Steel Manufacturing Co., Ltd.	37,533
1,300	Topy Industries, Ltd.	33,458
1,885	Torex Gold Resources, Inc.*	29,191
45,501	Turquoise Hill Resources, Ltd.*	146,078
15,000	UACJ Corp.	40,988
4,032	Vedanta Resources plc	43,194
6,764	Voestalpine AG	265,518
14,139	Western Areas, Ltd.*	31,151
44,268	Yamana Gold, Inc.	124,313
2,900	Yamato Kogyo Co., Ltd.	80,441
1,600	Yodogawa Steel Works, Ltd.	41,736

		13,292,019

Multiline Retail (0.6%):
24,445	B&m European Value Retail SA	83,611
747	Canadian Tire Corp., Class A	77,493
53,885	Debenhams plc	38,007
1,503	Dollarama, Inc.	110,142
1,400	Don Quijote Co., Ltd.	51,726
5,300	H2O Retailing Corp.	80,723
16,147	Harvey Norman Holdings, Ltd.	59,825
3,882	Hudson’s Bay Co.	38,140
6,600	Isetan Mitsukoshi Holdings, Ltd.	70,972
1,900	Izumi Co., Ltd.	81,684
10,600	J. Front Retailing Co., Ltd.	142,467
24,500	Lifestyle China Group, Ltd.*	5,845
24,500	Lifestyle International Holdings, Ltd.	31,444
29,029	Marks & Spencer Group plc	124,968
2,900	MARUI GROUP Co., Ltd.	42,255
47,139	Myer Holdings, Ltd.	46,855
1,643	Next plc	100,539
300	Ryohin Keikaku Co., Ltd.	58,668
400	Seria Co., Ltd.	27,229
16,000	Takashimaya Co., Ltd.	131,740
8,000	Wing On Company International, Ltd.	24,596

		1,428,929

Multi-Utilities (0.8%):
2,276	Acea SpA	27,646
6,424	AGL Energy, Ltd.	102,187
1,705	Atco, Ltd.	56,719
1,466	Canadian Utilities, Ltd., Class A	39,519
89,794	Centrica plc	258,659
55,941	Duet Group	110,525
21,702	E.ON AG	151,345
21,960	Engie Group	279,723

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
30,113	Hera SpA	$69,389
23,167	Iren SpA	37,921
65,748	ITL AEM SpA	85,068
98,500	Keppel Infrastructure Trust	32,334
3,099	National Grid plc, ADR	180,765
3,914	Ren – Redes Energeticas Nacion	11,112
27,984	RWE AG*	347,967
5,539	Suez Environnement Co.	81,682
4,827	Telecom Plus plc	69,922
3,162	Veolia Environnement SA	53,745

		1,996,228

Oil, Gas & Consumable Fuels (4.6%):
12,481	Advantage Oil & Gas, Ltd.*	84,787
24,155	Africa Oil Corp.*	47,860
2,191	AKER BP ASA	39,196
6,175	AltaGas, Ltd.	155,927
4,305	ARC Resources, Ltd.	74,107
18,809	Athabasca Oil Corp.*	28,721
11,743	Baytex Energy Corp.*	57,381
2,064	Baytex Energy Corp.*	10,072
89,740	Beach Energy, Ltd.	54,861
5,835	Bellatrix Exploration, Ltd.*	5,563
9,541	Birchcliff Energy, Ltd.*	66,592
15,440	Bonavista Energy Corp.	55,319
1,208	Bonterra Energy Corp.	26,176
32,497	BP plc, ADR	1,214,739
173,000	Brightoil Petroleum Holdings, Ltd.*	49,015
34,847	Cairn Energy plc*	100,960
2,676	Caltex Australia, Ltd.	58,739
5,227	Cameco Corp.	54,727
4,858	Cameco Corp.	50,805
7,012	Canadian Natural Resources, Ltd.	223,543
11,375	Cenovus Energy, Inc.	172,104
4,334	Cenovus Energy, Inc.	65,535
8,781	Crescent Point Energy	119,334
6,461	Crescent Point Energy Corp.	87,831
8,223	Crew Energy, Inc.*	46,000
54	Delek Group, Ltd.	11,515
26,109	Dno ASA*	25,616
5,952	Enbridge Income Fund Holding	154,153
4,263	Enbridge, Inc.	179,558
1,055	EnCana Corp.	12,386
15,537	EnCana Corp.	182,393
3,933	Enerplus Corp.	37,323
21,419	ENI SpA	347,218
9,848	Etablissements Maurel et Prom SA*	43,739
5,510	Euronav NV	43,836
2,803	Freehold Royalties, Ltd.	29,585
7,892	Frontline, Ltd.	56,702
591	Gaztransport et Technigaz SA	25,503
29,807	Gran Tierra Energy, Inc.*	90,143
78	Granite Oil Corp.	342
7,767	Husky Energy, Inc.*	94,245
4,500	Idemitsu Kosan Co., Ltd.	119,301
12,200	INPEX Corp.	121,816
4,194	Inter Pipeline, Ltd.	92,596
9,800	Ithaca Energy, Inc.*	12,337

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
3,600	ITOCHU Enex Co., Ltd.	$28,259
4,263	James Fisher & Sons plc	81,879
1,300	Japan Petroleum Exploration Co., Ltd.	28,827
547	Jerusalem Oil Exploration*	23,406
37,800	JX Holdings, Inc.	159,418
4,200	Keyera Corp.	126,579
3,106	Koninklijke Vopak NV	146,503
10,707	MEG Energy Corp.*	73,613
5,186	Neste Oil OYJ	199,054
64,000	NewOcean Energy Holdings, Ltd.	16,961
1,300	Nippon Gas Co., Ltd.	37,210
7,654	Nuvista Energy, Ltd.*	39,567
54,541	Oil Refineries, Ltd.*	19,194
19,545	Oil Search, Ltd.	100,891
44,010	Ophir Energy plc*	52,169
31,951	Origin Energy, Ltd.	151,512
7,550	Painted Pony Petroleum*	51,852
4,012	Parex Resources, Inc.*	50,505
3,148	Parkland Fuel Corp.	65,961
260	Paz Oil Co., Ltd.	38,152
2,884	Pembina Pipeline Corp.	90,327
40,966	Pengrowth Energy Corp.*	58,893
32,810	Penn West Petroleum, Ltd.*	57,922
3,828	Peyto Exploration & Development Corp.	94,695
43,203	Premier Oil plc*	39,231
3,769	Raging River Exploration, Inc.*	29,647
20,956	Repsol SA	294,714
15,001	Royal Dutch Shell plc, ADR	815,754
12,247	Royal Dutch Shell plc, Class B, ADR	709,959
4,000	San-Ai Oil Co., Ltd.	28,501
12,292	Santos, Ltd.	35,500
1,772	Santos, Ltd.*(c)	5,118
27,521	Saras SpA	49,676
2,242	Seven Generations Energy*	52,288
22,787	Snam SpA	93,717
12,892	Soco International plc	25,304
14,416	Spartan Energy Corp.*	35,758
20,345	Statoil ASA	370,967
13,430	Stobart Group, Ltd.	29,477
4,384	Suncor Energy, Inc.	143,358
8,674	Suncor Energy, Inc.	283,554
11,456	Surge Energy, Inc.	28,245
8,990	Torc Oil & Gas, Ltd.	55,380
25,320	Total SA	1,292,341
5,452	Transcanada Corp.	246,158
2,255	Trilogy Energy Corp.*	12,682
47,720	Tullow Oil plc*^	182,865
12,527	Veresen, Inc.	122,331
19,728	Whitecap Resources, Inc.	178,691
32,833	Whitehaven Coal, Ltd.*	61,612
3,445	Woodside Petroleum, Ltd.	77,302
5,501	Z Energy, Ltd.	27,760

		11,751,440

Paper & Forest Products (0.8%):
1,381	Ahlstrom OYJ	21,979
3,129	Canfor Corp.*	35,590

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products, continued
1,251	Canfor Pulp Products, Inc.	$9,421
6,000	Daio Paper Corp.	63,373
6,700	Hokuetsu Kishu Paper Co., Ltd.	37,867
1,022	Holmen ABN AB, Class B	36,621
4,627	Interfor Corp.*	51,802
7,061	Metsa Board OYJ	50,484
6,301	Mondi plc	128,736
7,950	Navigator Co. SA (The)	27,312
5,800	Nippon Paper Industries Co., Ltd.	98,114
1,614	Norbord, Inc.	40,768
37,000	OYI Paper Co., Ltd.	150,423
37,839	Stora Enso OYJ, Registered Shares	405,285
23,088	TFS Corp., Ltd.	27,640
24,703	UPM-Kymmene OYJ	605,307
4,046	West Fraser Timber Co., Ltd.	144,691
17,518	Western Forest Products, Inc.	24,662

		1,960,075

Personal Products (0.4%):
300	Beiersdorf AG	25,452
1,100	Ci:z Holdings Co., Ltd.	30,941
2,300	Kao Corp.	108,834
400	KOSE Corp.	33,187
724	L’Oreal SA	131,964
4,476	Ontex Group NV	133,056
1,486	Oriflame Holding AG	44,880
2,100	Shiseido Co., Ltd.	53,058
8,564	Unilever NV, NYS	351,638
4,976	Unilever plc, ADR	202,523

		1,115,533

Pharmaceuticals (2.8%):
194	Alk-Abello A/S	25,245
1,732	Almirall SA	26,891
6,600	Astellas Pharma, Inc.	91,495
16,897	AstraZeneca plc, ADR	461,627
3,059	Bayer AG, Registered Shares	319,088
314	Boiron SA	27,779
1,734	Btg plc*	12,574
3,900	Daiichi Sankyo Co., Ltd.	79,660
1,600	Dainippon Sumitomo Pharma Co., Ltd.	27,477
5,108	Dechra Pharmaceuticals plc	84,612
500	Eisai Co., Ltd.	28,586
7,273	Faes Farma SA	25,713
211	Galenica AG	237,647
9,143	GlaxoSmithKline plc, ADR	352,097
1,522	H. Lundbeck A/S*	61,963
7,200	Haw Par Corp., Ltd.	45,151
4,811	Hikma Pharmaceuticals plc	111,577
700	Hisamitsu Pharmaceutical Co., Inc.	34,924
26,202	Indivior PLC	95,472
1,661	Ipsen SA	120,087
1,000	Kaken Pharmaceutical Co., Ltd.	52,954
1,300	Kissei Pharmaceutical Co., Ltd.	32,353
1,900	Kyorin Holdings, Inc.	40,675
3,400	Kyowa Hakko Kogyo Co., Ltd.	46,774
30,175	Mayne Pharma Group, Ltd.*	29,139
869	Merck KGaA	90,676

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
400	Mochida Pharmaceutical Co., Ltd.	$27,712
3,200	Nichi-Iko Pharmaceutical Co., Ltd.	45,710
600	Nippon Shinyaku Co., Ltd.	29,516
22,726	Novartis AG, Registered Shares	1,653,545
8,066	Novo Nordisk A/S, Class B	289,781
1,000	Ono Pharmaceutical Co., Ltd.	21,806
1,259	Orion OYJ	56,050
3,799	Orion OYJ, Class B	169,060
1,695	Recipharm AB	22,514
3,141	Recordati SpA	88,955
3,082	Roche Holding AG	702,451
127	Roche Holding AG	29,700
2,700	Rohto Pharmaceutical Co., Ltd.	42,258
3,486	Sanofi-Aventis SA	281,893
5,800	Santen Pharmaceutical Co., Ltd.	70,842
1,200	Sawai Pharmaceutical Co., Ltd.	64,339
600	Shionogi & Co., Ltd.	28,633
3,646	Stada Arzneimittel AG	188,359
500	Taisho Pharmaceutical Holdings Co., Ltd.	41,422
3,900	Takeda Pharmacuetical Co., Ltd.	161,091
490	Teva Pharmaceutical Industries, Ltd., ADR	17,763
3,961	Teva Pharmaceutical Industries, Ltd.	143,157
800	Torii Pharmaceutical Co., Ltd.	17,673
600	Towa Pharmaceutical Co., Ltd.	23,503
3,600	Tsumura & Co.	99,013
1,152	UCB SA	73,727
46,000	United Laboratories International Holdings, Ltd.*	31,243
1,145	Valeant Pharmaceuticals International, Inc.*	16,625
16,134	Vectura Group plc*	27,262
178	Virbac SA*	31,283
1,700	Zeria Pharmaceutical Co., Ltd.	26,190

		7,085,312

Professional Services (1.3%):
4,530	Adecco SA, Registered Shares	295,848
2,780	AF AB	50,970
734	Akka Technologies SA	26,731
18,370	ALS, Ltd.	79,840
9,096	Applus Services SA	92,197
900	Benefit One, Inc.	22,268
372	Bertrandt AG	37,806
5,622	Bureau Veritas SA	108,911
2,111	Capita Group plc	13,818
1,480	DKSH Holding, Ltd.	101,674
1,400	EN-Japan, Inc.	24,954
11,350	Experian plc	219,656
89,376	Hays plc	164,019
6,806	Intertek Group plc	290,328
2,947	McMillan Shakespeare, Ltd.	23,053
1,100	Meitec Corp.	42,046
10,129	Michael Page International plc	48,548
3,497	Morneau Shepell, Inc.	49,987
2,600	Nihon M&A Center, Inc.	72,297
1,800	Nomura Co., Ltd.	26,010
600	Outsourcing, Inc.	18,658
3,772	Randstad Holding NV	204,272
11,910	RELX NV	200,172

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
5,236	RELX plc, ADR	$94,091
3,973	Ricardo plc	47,121
6,390	Robert Walters plc	27,112
7,390	Seek, Ltd.	79,120
58	SGS SA, Registered Shares	117,820
2,421	Stantec, Inc.	61,130
1,200	Technopro Holdings, Inc.	38,357
2,255	Teleperformance	226,137
1,700	Temp Holdings Co., Ltd.	26,313
10,595	Wolters Kluwer NV	383,100
5,987	WS Atkins plc	107,372

		3,421,736

Real Estate Management & Development (2.7%):
2,400	AEON Mall Co., Ltd.	33,684
858	Airport City, Ltd.*	8,550
893	Allreal Holding AG	132,688
4,786	Amot Investments, Ltd.	20,363
35,500	Ascendas India Trust	24,829
7,405	Atrium European Real Estate, Ltd.	30,624
1,733	Atrium Ljungberg AB, Class B	27,076
15,881	Aveo Group	38,356
121	Azrieli Group	5,240
11,200	Bukit Sembawang Estates, Ltd.	34,598
5,460	BUWOG-Bauen Und Wohnen Gesellschaft mbH	126,989
1,503	CA Immobilien Anlagen AG	27,624
8,076	Capital & Counties Properties plc	29,506
2,035	Castellum AB	27,902
13,430	Cheung Kong Property Holdings, Ltd.	81,446
12,500	Chinese Estates Holdings, Ltd.	21,748
6,400	City Developments, Ltd.	36,464
16,359	Citycon OYJ	40,250
1,625	Colliers International Group	59,719
2,867	Conwert Immobilien Invest AG	48,940
5,265	Countrywide plc	11,422
394	Daejan Holdings plc	30,000
3,400	Daibiru Corp.	29,029
16,000	Daikyo, Inc.	32,006
900	Daito Trust Construction Co., Ltd.	135,189
9,500	Daiwa House Industry Co., Ltd.	259,190
1,698	Deutsche Euroshop AG	69,148
6,254	Deutsche Wohnen AG	196,091
3,019	Entra ASA(a)	30,001
5,183	Fabege AB	84,628
68,000	Far East Consortium Internatio	28,959
1,175	Fastighets AB Balder*	23,717
3,003	First Capital Realty, Inc.	46,236
1,529	FirstService Corp.	72,597
25,500	Frasers Centrepoint, Ltd.	27,735
15,974	Gateway Lifestyle	24,861
20,800	Global Logistic Properties, Ltd.	31,518
1,100	Goldcrest Co., Ltd.	19,764
17,826	Grainger Trust plc	52,225
18,000	Great Eagle Holdings, Ltd.	85,729
46,000	Hang Lung Group, Ltd.	159,918
25,984	Hang Lung Properties, Ltd.	54,409
2,300	Heiwa Real Estate Co., Ltd.	31,237

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
7,545	Hemfosa Fastigheter AB	$70,313
19,878	Henderson Land Development Co., Ltd.	104,940
274	Hiag Immobilien AG	28,172
4,100	Hongkong Land Holdings, Ltd.	25,874
2,450	Hufvudstaden AB	38,652
3,000	Hulic Co., Ltd.	26,614
15,025	Hysan Development Co., Ltd.	61,945
6,500	Ichigo, Inc.	24,031
30,173	Immofinanz Immobilien Anlagen AG	58,841
9,640	Inmobiliaria Colonial SA	66,843
31,725	Kerry Properties, Ltd.	85,487
24,648	Klovern AB	25,806
26,000	Kowloon Development Co., Ltd.	24,617
8,998	Kungsleden AB	56,968
2,425	LEG Immobilien AG	188,096
8,061	Lend Lease Group	84,772
14,300	Leopalace21 Corp.	78,925
4,644	LSL Property Services plc	13,187
578	Melisron, Ltd.	24,558
6,000	Mitsubishi Estate Co., Ltd.	118,951
8,000	Mitsui Fudosan Co., Ltd.	184,627
410	Mobimo Holding AG, Registered Shares	102,588
204	Morguard Corp.	26,729
269,112	New World Development Co., Ltd.	282,097
1,947	Nexity SA	91,098
6,600	Nomura Real Estate Holdings, Inc.	112,046
3,300	NTT Urban Development Corp.	28,960
2,200	Open House Co., Ltd.	52,262
1,440	Patrizia Immobilien AG*	23,848
52	Plazza AG	11,463
1,556	PSP Swiss Property AG	134,486
400	Relo Holdings, Inc.	57,127
2,615	S Immo AG	27,520
2,892	Sagax AB, Class B	25,916
9,229	Savills plc	79,458
1,300	Shinoken Group Co., Ltd.	22,927
100,800	Sinarmas Land, Ltd.	29,564
63,879	Sino Land Co., Ltd.	94,558
9,751	Sponda Oyj	44,898
15,105	St. Modwen Properties plc	56,540
900	Sumitomo Real Estate Sales Co., Ltd.	20,948
5,000	Sumitomo Realty & Development Co., Ltd.	132,509
3,921	Sun Hung Kai Properties, Ltd.	49,094
10,646	Swire Pacific, Ltd., Class A	101,629
17,500	Swire Pacific, Ltd., Class B	30,049
10,000	Swire Properties, Ltd.	27,403
1,502	Swiss Prime Site AG	122,956
5,511	Tag Immobilien AG	72,433
4,200	Takara Leben Co., Ltd.	24,434
7,842	Technopolis OYJ	25,795
2,762	Tlg Immobilien AG	51,950
10,000	Tokyo Tatemono Co., Ltd.	133,450
26,300	Tokyu Fudosan Holdings Corp.	154,957
11,081	Unite Group plc	82,824
13,900	United Industrial Corp., Ltd.	26,555
1,200	Unizo Holdings Co., Ltd.	31,613
28,800	UOL Group, Ltd.	118,663

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
3,960	Vonovia SE	$128,974
7,673	Wallenstam AB	59,668
16,324	Wharf Holdings, Ltd. (The)	107,280
23,829	Wheelock & Co., Ltd.	133,766
2,966	Wihlborgs Fastigheter AB	55,111
20,700	Wing Tai Holdings, Ltd.	22,705
17	Zug Estates Holding AG	27,604

		6,830,879

Road & Rail (1.4%):
13,493	Aurizon Holdings, Ltd.	49,090
5,353	Canadian National Railway Co.	360,793
883	Canadian Pacific Railway, Ltd.	126,066
800	Central Japan Railway Co.	131,411
44,100	ComfortDelGro Corp., Ltd.	74,931
8,346	DSV A/S	371,369
1,400	East Japan Railway Co.	120,783
79,447	FirstGroup plc*	101,200
8,000	Fukuyama Transporting Co., Ltd.	45,284
2,158	Go-Ahead Group plc	59,230
5,000	Hankyu Hanshin Holdings, Inc.	160,179
3,700	Hitachi Transport System, Ltd.	74,975
102	Jungfraubahn Holding AG, Registered Shares	9,770
5,000	Keihin Electric Express Railway Co., Ltd.	57,878
6,000	Keio Corp.	49,267
1,500	Keisei Electric Railway Co., Ltd.	36,356
15,000	Kintetsu Corp.	57,159
15,830	MTR Corp., Ltd.	76,526
18,000	Nagoya Railroad Co., Ltd.	86,953
12,000	Nankai Electric Railway Co., Ltd.	60,728
29,502	National Express Group plc	128,444
20,000	Nippon Express Co., Ltd.	107,442
4,200	Nippon Konpo Unyu Soko Co., Ltd.	87,353
13,000	Nishi-Nippon Railroad Co., Ltd.	59,302
8,429	Northgate plc	51,296
2,800	Odakyu Electric Railway Co., Ltd.	55,324
20,000	Sankyu, Inc.	120,587
7,700	Seino Holdings Co., Ltd.	85,338
11,100	Senko Co., Ltd.	74,826
1,659	Sixt SE	68,084
1,209	Sixt SE	64,834
10,000	Sotetsu Holdings, Inc.	49,228
6,338	Stagecoach Group plc	16,863
80	Stef S.A.	6,718
4,596	Student Transportation, Inc., Class BR	25,710
6,961	Tfi International, Inc.	180,908
10,000	Tobu Railway Co., Ltd.	49,564
10,000	Tokyu Corp.	73,376
400	Trancom Co., Ltd.	19,550
20,000	Transport International Holdings, Ltd.	56,781
824	VTG AG	24,609
1,400	West Japan Railway Co.	85,802

		3,601,887

Semiconductors & Semiconductor Equipment (0.9%):
2,200	Advantest Corp.	36,951
4,797	Aixtron SE*	15,642
3,379	AMS AG	95,743

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
1,526	ASM International NV	$68,394
5,119	ASM Pacific Technology, Ltd.	54,195
1,629	ASML Holding NV, NYS	182,774
1,837	BE Semiconductor Industries NV	61,161
4,515	Dialog Semiconductor plc*	190,374
400	Disco Corp.	48,297
2,300	Ferrotec Corp.	29,784
10,836	Infineon Technologies AG	187,781
1,090	Melexis NV	72,998
4,926	Meyer Burger Technology AG*	3,242
1,200	ROHM Co., Ltd.	68,876
8,000	Sanken Electric Co., Ltd.*	34,813
1,600	Screen Holdings Co., Ltd.	98,983
6,000	Shindengen Electric Manufacturing Co. Limited	22,270
4,800	Shinko Electric Industries Co., Ltd.	32,341
992	Siltronic AG*	45,923
32,038	STMicroelectronics NV	363,192
7,900	SUMCO Corp.	101,509
700	Tokyo Electron, Ltd.	66,004
2,000	Tokyo Seimitsu Co., Ltd.	59,150
2,312	Tower Semiconductor, Ltd.*	43,997
372	U-Blox AG	69,860
3,400	ULVAC, Inc.	103,871

		2,158,125

Software (1.0%):
1,917	Aveva Group plc	44,170
2,500	Capcom Co., Ltd.	58,703
2,000	Colopl, Inc.	16,948
2,326	Computer Modelling Group, Ltd.	15,784
301	Constellation Software, Inc./Canada	136,795
1,252	Dassault Systemes SA	95,365
1,571	Descartes Systems Group, Inc.*	33,619
2,942	Fidessa Group plc	82,497
1,200	Fuji Soft, Inc.	28,265
5,123	Gemalto NV	295,742
15,900	Gungho Online Enetertainment, Inc.	33,740
7,918	Hansen Technology, Ltd.	22,337
38,000	Igg, Inc.	25,444
2,500	Konami Corp.	100,742
7,403	Micro Focus International plc	198,568
1,541	Myob Group, Ltd.	4,052
518	Nemetschek Se	30,119
2,000	Nexon Co., Ltd.	28,908
339	NICE Systems, Ltd.	23,265
300	Nintendo Co., Ltd.	62,721
1,409	Open Text Corp.	87,090
700	Oracle Corp.	35,230
8,199	PlayTech plc	83,374
19,513	Sage Group plc	156,888
2,404	SAP AG	210,068
2,151	SimCorp A/S	104,744
1,330	Software AG	48,354
8,525	Technology One, Ltd.	34,628
2,386	Temenos Group AG	166,206
1,300	Trend Micro, Inc.	46,109
5,915	UbiSoft Entertainment SA*	210,393

		2,520,868

Shares		Fair Value
Common Stocks, continued
Specialty Retail (1.4%):
2,400	Adastria Co., Ltd.	$61,939
900	Alpen Co., Ltd.	16,141
2,600	Aoki Holdings, Inc.	31,916
3,100	Aoyama Trading Co., Ltd.	107,834
1,900	Arcland Sakamoto Co., Ltd.	22,049
2,900	Autobacs Seven Co., Ltd.	43,473
1,813	Autocanada, Inc.	31,223
20,415	Automotive Holdings Group, Ltd.	58,100
7,300	BIC Camera, Inc.	66,760
2,464	Bilia AB	56,667
18,000	Chow Sang Sang Holdings International, Ltd.	33,382
38,400	Chow Tai Fook Jewellery Group, Ltd.	29,249
2,205	Clas Ohlson AB	32,444
4,700	DCM Holdings Co., Ltd.	41,718
32,869	Dixons Carphone plc	143,271
2,047	Dufry AG, Registered Shares*	255,314
5,850	Dunelm Group plc	57,947
4,900	Edion Corp.	45,922
94,600	Esprit Holdings, Ltd.*	73,808
400	Fast Retailing Co., Ltd.	142,729
534	Fielmann AG	35,204
2,300	Geo Holdings Corp.	26,767
130,000	Giordano International, Ltd.	69,945
1,436	Grandvision BV(a)	31,564
3,936	Greencross, Ltd.	19,426
991	Groupe FNAC SA*	66,990
13,359	Halfords Group plc	60,122
4,280	Hennes & Mauritz AB, Class B	118,864
300	Hikari Tsushin, Inc.	27,928
5,100	Idom, Inc.	28,059
4,686	Industria de Diseno Textil SA	159,889
4,647	JB Hi-Fi, Ltd.	93,798
20,850	JD Sports Fashion plc	81,562
700	Jin Co., Ltd.	32,128
3,000	Joshin Denki Co., Ltd.	25,375
1,300	Joyful Honda Co., Ltd.	34,938
45,977	Kingfisher plc	197,961
1,600	Komeri Co., Ltd.	36,006
4,200	K’s Holding Corp.	73,457
2,366	Leon’s Furniture, Ltd.	31,864
25,750	L’occitane International SA	48,709
19,046	Lookers plc	27,478
31,000	Luk Fook Holdings International, Ltd.	80,714
2,347	Matas A/S	32,027
900	Nitori Co., Ltd.	102,860
2,300	Nojima Corp.	24,763
76,677	Pendragon plc	29,433
19,618	Pets At Home Group plc	57,776
1,500	Sanrio Co., Ltd.	28,262
3,400	Shimachu Co., Ltd.	90,469
500	Shimamura Co., Ltd.	62,388
9,000	Sports Direct International*	30,883
4,622	Super Retail Group, Ltd.	34,422
3,968	Supergroup plc	80,418
1,900	United Arrows, Ltd.	52,316
2,400	USS Co., Ltd.	38,159

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
155	Valora Holding AG	$44,039
8,200	VT Holdings Co., Ltd.	40,392
4,080	WHSmith plc	78,132
1,900	Xebio Holdings Co., Ltd.	29,314
1,990	XXL ASA(a)	22,602
12,300	Yamada Denki Co., Ltd.	66,165

		3,705,454

Technology Hardware, Storage & Peripherals (0.8%):
20,488	BlackBerry, Ltd.*	141,012
6,400	Brother Industries, Ltd.	115,106
10,800	Canon, Inc.	302,477
1,200	EIZO Corp.	35,676
4,500	Fujifilm Holdings Corp.	170,526
2,300	Hitachi Maxell, Ltd.	39,126
12,300	Konica Minolta Holdings, Inc.	121,861
6,508	Logitech International SA	161,203
3,100	Mcj Co., Ltd.	30,422
95,000	NEC Corp.	251,001
2,343	Neopost	73,261
23,500	Ricoh Co., Ltd.	198,298
8,300	Seiko Epson Corp.	175,349
9,000	Toshiba Tec Corp.*	43,068
4,372	Xaar plc	21,468

		1,879,854

Textiles, Apparel & Luxury Goods (1.4%):
1,597	Adidas AG	252,355
1,500	ASICS Corp.	29,903
1,383	Brunello Cucinelli SpA	29,603
6,313	Burberry Group plc	116,346
528	Christian Dior SA	110,604
3,902	Compagnie Financiere Richemont SA	258,434
485	Delta-Galil Industries, Ltd.	14,070
2,100	Descente, Ltd.	24,126
900	Fujibo Holdings, Inc.	25,539
1,059	Gerry Weber International AG	12,221
1,311	Gildan Activewear, Inc.	33,260
280,000	Global Brands Group Holdings, Ltd.*	36,860
189	Hermes International SA	77,498
2,445	Hugo Boss AG	150,844
4,000	Japan Wool Textile Co., Ltd. (The)	29,737
200	Kering	44,831
15,000	Kurabo Industries, Ltd.	29,275
399,238	Li & Fung, Ltd.	174,567
1,682	Luxottica Group SpA	90,585
2,321	LVMH Moet Hennessy Louis Vuitton SA	442,498
5,170	Moncler SpA	89,902
7,000	Onward Holdings Co., Ltd.	49,000
9,893	Ovs SpA(a)	49,746
27,000	Pacific Textiles Holdings, Ltd.	29,205
2,465	Pandora A/S	322,018
6,400	Prada SpA	21,600
105	Puma Se	27,573
2,618	Safilo Group SpA*	21,923
2,218	Salvatore Ferragamo Italia SpA	52,339
36,000	Samsonite International SA	102,425
9,000	Seiko Holdings Corp.	31,810

Shares		Fair Value
Common Stocks, continued
Textiles, Apparel & Luxury Goods, continued
2,500	Seiren Co., Ltd.	$30,562
28,000	Stella International Holdings, Ltd.	45,039
277	Swatch Group AG (The), Class B	86,153
819	Swatch Group AG (The), Registered Shares	50,070
1,909	Ted Baker plc	66,140
36,000	Texwinca Holdings, Ltd.	23,514
404	Tod’s SpA	26,263
5,000	Tsi Holdings Co., Ltd.	29,918
27,000	Unitika, Ltd.*	19,304
9,000	Wacoal Holdings Corp.	104,788
45,514	Yue Yuen Industrial Holdings, Ltd.	164,758

		3,427,206

Thrifts & Mortgage Finance (0.2%):
4,125	Aareal Bank AG	155,299
615	Equitable Group, Inc.	27,697
2,826	Genworth MI Canada, Inc.	70,855
16,190	Genworth Mortgage Insurance AU	38,100
1,200	Home Capital Group, Inc.	28,013
7,866	Onesavings Bank PLC	32,735
17,875	Paragon Group of Cos. PLC (The)	91,247

		443,946

Tobacco (0.4%):
4,656	British American Tobacco plc, ADR	524,591
4,936	Imperial Tobacco Group plc, Class A	214,689
4,800	Japan Tobacco, Inc.	157,717
2,105	Swedish Match AB, Class B	66,906

		963,903

Trading Companies & Distributors (1.7%):
2,637	AddTech AB, Class B	41,255
21,185	Ashtead Group plc	410,361
1,271	B&b Tools AB	26,654
537	Beijer Ref AB	12,739
430,000	Bep International Holdings, Ltd.	24,571
583	Bossard Holding AG	82,103
5,890	Brammer plc	11,979
3,484	Brenntag AG	193,034
4,067	Bunzl plc	105,227
3,143	Cramo OYJ	78,676
8,845	Diploma plc	113,207
6,630	Finning International, Inc.	129,834
7,080	Grafton Group plc	47,903
36,721	Howden Joinery Group plc	172,759
1,788	Imcd Group NV	76,106
2,800	Inabata & Co., Ltd.	30,791
4,621	Indutrade AB	92,672
10,200	ITOCHU Corp.	135,215
13,000	Iwatani Corp.	69,073
2,000	Japan Pulp & Paper Co., Ltd.	6,290
1,700	Kanamoto Co., Ltd.	44,951
24,000	Kanematsu Corp.	40,376
5,776	Kloeckner & Co. SE*	71,949
1,600	Kuroda Electric Co., Ltd.	31,587
29,500	Marubeni Corp.	166,919
5,100	Misumi Group, Inc.	83,710
1,100	Mitani Corp.	30,131

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
3,200	Mitsubishi Corp.	$68,006
4,800	Mitsui & Co., Ltd.	65,842
1,400	Monotaro Co., Ltd.	28,589
7,100	Nagase & Co., Ltd.	92,532
1,100	Nippon Steel & Sumikin Bussan	42,484
1,200	Nishio Rent All Co., Ltd.	36,767
525,800	Noble Group, Ltd.*	61,220
7,777	Ramirent OYJ	60,467
803	Reece, Ltd.	25,953
20,320	Rexel SA	333,755
2,192	Richelieu Hardware, Ltd.	41,734
3,604	Russel Metals, Inc.	68,671
5,168	Seven Group Holdings, Ltd.	29,160
42,932	SIG plc	54,634
56,300	Sojitz Corp.	136,488
3,072	Toromont Industries, Ltd.	96,908
8,700	Toyota Tsushu Corp.	226,084
8,978	Travis Perkins plc	160,443
1,000	Trusco Nakayama Corp.	20,902
2,700	Wakita & Co., Ltd.	22,428
3,709	Wolseley plc	226,561
3,800	Yamazen Corp.	31,681

		4,261,381

Transportation Infrastructure (0.7%):
10,833	Abertis Infraestructuras SA	151,545
493	Aena SA(a)	67,252
384	Aeroports de Paris	41,133
3,529	Ansaldo Sts SpA	43,975
7,311	Atlantia SpA	171,044
54,565	BBA Aviation plc	189,875
960	Flughafen Zuerich AG	178,167
2,640	Fraport AG	155,909
3,270	Groupe Eurotunnel SA	31,039
1,679	Hamburger Hafen und Logistik AG	31,224
302,800	Hutchison Port Holdings Trust	131,676
700	Japan Airport Terminal Co., Ltd.	25,279
13,000	Kamigumi Co., Ltd.	123,706
2,000	Mitsubishi Logistics Corp.	28,230
10,964	Port of Tauranga, Ltd.	29,306
42,466	Qube Holdings, Ltd.	74,546
15,500	SATS, Ltd.	51,798
985	Save SpA	17,980
6,407	SIAS SpA	54,572
8,000	Sumitomo Warehouse Co., Ltd. (The)	42,204
14,036	Sydney Airport	60,444
8,406	Transurban Group	62,589
2,729	Westshore Terminals Investment Corp.	52,629

		1,816,122

Water Utilities (0.2%):
15,034	Pennon Group plc	152,797
5,341	Severn Trent plc	146,106
7,737	United Utilities Group plc	85,713

		384,616

Wireless Telecommunication Services (1.1%):
2,035	Cellcom Israel, Ltd.*	16,379
1,335	Drillisch AG	57,330

Shares		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
4,802	Freenet AG	$135,337
13,800	KDDI Corp.	348,466
13,000	M1, Ltd./Singapore	17,565
3,522	Millicom International Cellular SA, SDR	150,501
2,104	Mobistar SA*	43,958
23,100	NTT DoCoMo, Inc.	525,379
1,000	Okinawa Cellular Telephone Co.	29,811
1,708	Rogers Communications, Inc., Class B	65,895
17,000	Smartone Telecommunications Ho	22,831
4,700	SoftBank Group Corp.	310,321
21,800	StarHub, Ltd.	42,174
17,394	Tele2 AB	139,489
378,511	Vodafone Group plc	930,784

		2,836,220

Total Common Stocks (Cost $264,682,811)		250,486,668

Preferred Stocks (0.4%):
Automobiles (0.4%):
1,600	Bayerische Motoren Werke AG (BMW), 4.42%	122,703
2,782	Porsche Automobil Holding SE, 1.96%	151,212
4,515	Volkswagen AG, 0.13%	632,470

		906,385

Household Products (0.0%):
455	Henkel AG & Co. KGaA, 1.30%	54,254

Total Preferred Stocks (Cost $1,361,420)		960,639

Rights (0.0%):
Aerospace & Defense (0.0%):
1,164,858	Rolls-Royce Redemption Shares, Expires on 1/07/17*(b)(c)	1,435

Banks (0.0%):
55,201	Credito Valtellinese Scarl, Expires on 1/06/17*(b)	—

Energy Equipment & Services (0.0%):
1,140	Petroleum Geo, Expires on 1/06/17*(b)	885

Hotels, Restaurants & Leisure (0.0%):
96	Corporate Travel Management, Ltd., Expires on 1/18/17*	238

Household Products (0.0%):
342,120	Mcbride PLC – Int Crest Purp, Expires on 12/31/49*(c)	422

Oil, Gas & Consumable Fuels (0.0%):
20,956	Repsol SA, Expires on 1/09/17*	7,764
25,320	TOTAL SA, Expires on 1/05/17*^(c)	16,256

		24,020

Pharmaceuticals (0.0%):
7,273	Faes Farma SA, Expires on 1/03/17*	697

Total Rights (Cost $16,072)		27,697

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Securities Held as Collateral for Securities on Loan (0.2%):
$ 427,211	AZL DFA International Core Equity Fund Securities Lending Collateral Account(d)	$427,211

Total Securities Held as Collateral for Securities on Loan (Cost $427,211)		427,211

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (0.0%):
84,299	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(e)	$84,299

Total Unaffiliated Investment Company (Cost $84,299)		84,299

Total Investment Securities (Cost $266,571,813)(f) — 99.7%		251,986,514
Net other assets (liabilities) — 0.3%		710,497

Net Assets — 100.0%		$252,697,011

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

NYS—New York Shares

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $418,222.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(b)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.00% of the net assets of the Fund.

(c)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.01% of the net assets of the fund.

(d)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(e)	The rate represents the effective yield at December 31, 2016.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

AZL DFA International Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Australia	6.1%
Austria	0.6%
Belgium	1.4%
Bermuda	0.1%
Cambodia	—	%NM
Canada	9.3%
Cayman Islands	—	%NM
China	0.1%
Denmark	1.8%
Egypt	—	%NM
European Community	—	%NM
Faroe Islands	—	%NM
Finland	1.8%
France	7.1%
Georgia	—	%NM
Germany	7.2%
Hong Kong	2.7%
India	—	%NM
Ireland (Republic of)	1.0%
Isle of Man	0.1%
Israel	0.4%

Country	Percentage
Italy	2.5%
Japan	23.8%
Jersey	—	%NM
Liechtenstein	—	%NM
Luxembourg	0.4%
Malta	—	%NM
Monaco	—	%NM
Netherlands	3.0%
New Zealand	0.4%
Norway	0.8%
Peru	—	%NM
Portugal	0.1%
Singapore	1.0%
Spain	2.6%
Sweden	2.8%
Switzerland	6.7%
United Arab Emirates	—	%NM
United Kingdom	15.7%
United States	0.5%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$266,571,813

Investment securities, at value*	$251,986,514
Cash	27,529
Interest and dividends receivable	255,379
Foreign currency, at value (cost $677,591)	672,572
Receivable for capital shares issued	216,212
Receivable for investments sold	56,603
Reclaims receivable	261,750
Prepaid expenses	687

Total Assets	253,477,246

Liabilities:
Payable for capital shares redeemed	45,871
Payable for collateral received on loaned securities	427,211
Manager fees payable	159,613
Administration fees payable	29,843
Distribution fees payable	53,204
Custodian fees payable	40,765
Administrative and compliance services fees payable	671
Trustee fees payable	509
Other accrued liabilities	22,548

Total Liabilities	780,235

Net Assets	$252,697,011

Net Assets Consist of:
Capital	$265,789,899
Accumulated net investment income/(loss)	2,847,637
Accumulated net realized gains/(losses) from investment transactions	(1,332,263)
Net unrealized appreciation/(depreciation) on investments	(14,608,262)

Net Assets	$252,697,011

Shares of beneficial interest (unlimited number of shares authorized, no par value)	27,425,034
Net Asset Value (offering and redemption price per share)	$9.21

*	Includes securities on loan of $418,222.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$5,723,736
Income from securities lending	32,207
Foreign withholding tax	(645,769)

Total Investment Income	5,110,174

Expenses:
Manager fees	1,727,636
Administration fees	248,536
Distribution fees	454,641
Custodian fees	66,089
Administrative and compliance services fees	2,749
Trustee fees	9,071
Professional fees	10,452
Shareholder reports	3,030
Other expenses	5,230

Total expenses before reductions	2,527,434
Less expenses voluntarily waived/reimbursed by the Manager	(363,714)

Net expenses	2,163,720

Net Investment Income/(Loss)	2,946,454

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(1,288,470)
Net realized gains/(losses) on futures contracts	135,958
Change in net unrealized appreciation/depreciation on investments	5,280,582

Net Realized/Unrealized Gains/(Losses) on Investments	4,128,070

Change in Net Assets Resulting From Operations	$7,074,524

See accompanying notes to the financial statements.

Statements of Changes in Net Assets

	AZL DFA International Core Equity Fund
	For the Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,946,454	$1,463,420
Net realized gains/(losses) on investment transactions	(1,152,512)	(413)
Change in unrealized appreciation/depreciation on investments	5,280,582	(19,888,844)

Change in net assets resulting from operations	7,074,524	(18,425,837)

Distributions to Shareholders:
From net investment income	(1,859,695)	—

Change in net assets resulting from distributions to shareholders	(1,859,695)	—

Capital Transactions:
Proceeds from shares issued	110,343,978	197,916,531
Proceeds from dividends reinvested	1,859,695	—
Value of shares redeemed	(34,994,294)	(9,217,891)

Change in net assets resulting from capital transactions	77,209,379	188,698,640

Change in net assets	82,424,208	170,272,803
Net Assets:
Beginning of period	170,272,803	—

End of period	$252,697,011	$170,272,803

Accumulated net investment income/(loss)	$2,847,637	$1,857,623

Share Transactions:
Shares issued	12,178,801	19,800,073
Dividends reinvested	205,038	—
Shares redeemed	(3,817,364)	(941,514)

Change in shares	8,566,475	18,858,559

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$9.03	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.11	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.17	(1.05)

Total from Investment Activities	0.28	(0.97)

Dividends to Shareholders From:
Net Investment Income	(0.10)	—

Total Dividends	(0.10)	—

Net Asset Value, End of Period	$9.21	$9.03

Total Return(b)	3.17%	(9.70	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$252,697	$170,273
Net Investment Income/(Loss)(d)	1.62%	1.19%
Expenses Before Reductions(d)(e)	1.39%	1.39%
Expenses Net of Reductions(d)	1.19%	1.19%
Portfolio Turnover Rate	11%	4	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA International Core Equity Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $1 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $3,187 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions Common Stocks	$427,211	$—	$—	$—	$427,211

Total Securities Lending Transactions	427,211	—	—	—	427,211

Total Borrowings	$427,211	$—	$—	$—	$427,211

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$427,211

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The Fund had no futures contracts outstanding as of December 31, 2016. The monthly average notional amount for these contracts was $0.3 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts“ on the Statement of Operations.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Summary of Derivative Instruments

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts / Change in unrealized appreciation/depreciation on investments	$135,958	$—

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA International Core Equity Fund	0.95%	1.39%

*	The Manager voluntarily reduced the management fee to 0.75% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $1,903 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2016

interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Aerospace & Defense	$230,391	$2,697,348	$—	$2,927,739
Airlines	96,013	627,789	—	723,802
Auto Components	468,254	6,201,812	—	6,670,066
Automobiles	55,698	8,781,811	—	8,837,509
Banks	7,353,244	17,134,834	—	24,488,078
Beverages	702,361	2,527,735	—	3,230,096
Biotechnology	59,576	1,272,515	—	1,332,091
Capital Markets	860,892	5,323,168	—	6,184,060
Chemicals	673,735	12,431,652	—	13,105,387
Commercial Services & Supplies	240,336	3,726,117	—	3,966,453
Communications Equipment	85,913	370,401	—	456,314
Construction & Engineering	512,157	4,971,475	—	5,483,632
Construction Materials	291,543	1,793,731	—	2,085,274
Containers & Packaging	156,647	1,696,178	—	1,852,825
Distributors	66,449	565,398	—	631,847
Diversified Consumer Services	67,041	344,456	—	411,497
Diversified Financial Services	229,323	1,485,556	—	1,714,879
Diversified Telecommunication Services	355,751	5,178,346	—	5,534,097
Electric Utilities	83,136	2,806,252	—	2,889,388
Electrical Equipment	226,926	2,866,626	—	3,093,552
Electronic Equipment, Instruments & Components	99,667	4,513,197	—	4,612,864
Energy Equipment & Services	692,144	2,214,965	—	2,907,109
Food & Staples Retailing	459,030	5,796,370	—	6,255,400
Food Products	408,865	6,609,780	—	7,018,645
Gas Utilities	142,985	1,004,802	—	1,147,787

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Investment Securities:	Level 1	Level 2	Level 3	Total

Health Care Equipment & Supplies	$104,136	$2,446,335	$—	$2,550,471
Health Care Providers & Services	76,688	1,622,293	—	1,698,981
Hotels, Restaurants & Leisure	316,769	4,623,033	—	4,939,802
Independent Power & Renewable Electricity Producers	414,632	342,881	—	757,513
Industrial Conglomerates	115,769	2,772,299	—	2,888,068
Insurance	2,275,326	9,036,812	—	11,312,138
Internet Software & Services	17,514	1,046,691	—	1,064,205
IT Services	69,575	2,430,261	—	2,499,836
Leisure Products	31,803	864,334	—	896,137
Life Sciences Tools & Services	405,477	712,776	—	1,118,253
Machinery	196,648	9,534,095	—	9,730,743
Marine	28,841	999,662	—	1,028,503
Media	798,478	4,464,046	—	5,262,524
Metals & Mining	4,855,048	8,436,971	—	13,292,019
Multiline Retail	225,775	1,203,154	—	1,428,929
Multi-Utilities	277,003	1,719,225	—	1,996,228
Oil, Gas & Consumable Fuels	7,012,605	4,738,835	—	11,751,440
Paper & Forest Products	306,934	1,653,141	—	1,960,075
Personal Products	554,161	561,372	—	1,115,533
Pharmaceuticals	848,112	6,237,200	—	7,085,312
Professional Services	205,208	3,216,528	—	3,421,736
Real Estate Management & Development	205,281	6,625,598	—	6,830,879
Road & Rail	1,064,846	2,537,041	—	3,601,887
Semiconductors & Semiconductor Equipment	226,771	1,931,354	—	2,158,125
Software	273,288	2,247,580	—	2,520,868
Specialty Retail	63,087	3,642,367	—	3,705,454
Technology Hardware, Storage & Peripherals	302,215	1,577,639	—	1,879,854
Textiles, Apparel & Luxury Goods	33,260	3,393,946	—	3,427,206
Thrifts & Mortgage Finance	126,565	317,381	—	443,946
Tobacco	524,591	439,312	—	963,903
Trading Companies & Distributors	337,147	3,924,234	—	4,261,381
Transportation Infrastructure	52,629	1,763,493	—	1,816,122
Wireless Telecommunication Services	65,895	2,770,325	—	2,836,220
All Other Common Stocks+	—	10,681,986	—	10,681,986
Preferred Stocks+	—	960,639	—	960,639
Rights	—	27,275	422	27,697
Securities Held as Collateral for Securities on Loan	—	427,211	—	427,211
Unaffiliated Investment Company	84,299	—	—	84,299

Total Investment Securities	$37,114,453	$214,871,639	$422	$251,986,514

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA International Core Equity Fund	$98,026,151	$21,001,391

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

AZL DFA International Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $267,183,101. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$12,403,086
Unrealized (depreciation)	(27,599,673)

Net unrealized appreciation/(depreciation)	$(15,196,587)

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL DFA International Core Equity Fund	$—	$1,194,402	$1,194,402

During the year ended December 31, 2016, the Fund utilized $138,827 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA International Core Equity Fund	$1,859,695	$—	$1,859,695

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA International Core Equity Fund	$3,321,064	$—	$(1,194,402)	$(15,219,550)	$(13,092,888)

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA International Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA International Core Equity Fund as of December 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 0.01% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® DFA U.S. Core Equity Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Core Equity Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Core Equity Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® DFA U.S. Core Equity Fund (the “Fund”) returned 14.25%. That compared to a 12.74% total return for its benchmark, the Russell 3000® Index1.

U.S. equities struggled during the first three months of the period, before rallying to record-setting levels by the end of the 12-month period under review. Investors sought out defensive stocks during the first half of the year as a strategy to deal with the slow-growth environment. In June, the U.K.’s vote to leave the European Union resulted in a steep downturn in global equity markets. Over subsequent months, however, markets rallied back, and investors shifted their attention to cyclical stocks, which tend to benefit from stronger growth. In November, stocks surged after Donald Trump’s victory in the U.S. presidential election. Citing positive economic data, the U.S. Federal Reserves opted to raise the federal funds rate in December, and indicated that several more rate hikes were likely to come in 2017.

In general, small-cap stocks outperformed their large-cap counterparts and value stocks outperformed growth stocks during the period.

The Fund outperformed its benchmark for the 12-month period under review. A greater emphasis on small-cap and value stocks relative to the benchmark added to relative performance. The Fund’s security screening process generally excludes real estate investment trusts (REITs2), an exclusion that boosted relative performance during the period, as REITs underperformed the overall benchmark.*

The Fund’s exposure to momentum stocks dragged on relative results. The Fund may take a stock’s momentum characteristics under consideration when making trades. Given the negative performance of the momentum premium during the period, this may have had a small negative impact on relative performance.*

The Fund utilized futures on a temporary basis in connection with a large cash flow event. These futures were used for the purpose of maintaining exposure to equity markets and are not part of the Fund’s investment strategy.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), real estate operating companies (REOCs), and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® DFA U.S. Core Equity Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2016
		Since
	1	Inception
	Year	(4/27/15)
AZL® DFA U.S. Core Equity Fund	14.25%	4.91%
Russell 3000® Index	12.74%	5.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Core Equity Fund	1.12%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.54% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 3000® Index, which is an unmanaged broad capitalization index of the top 3,000 U.S. stocks by market cap and covers 98% of the U.S. equity investable universe. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Core Equity Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Core Equity Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA U.S. Core Equity Fund	$1,000.00	$1,107.50	$4.45	0.84%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA U.S. Core Equity Fund	$1,000.00	$1,020.91	$4.27	0.84%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	19.3%
Financials	16.3
Consumer Discretionary	15.6
Industrials	13.8
Health Care	11.1
Consumer Staples	8.3
Materials	4.6
Energy	4.5
Utilities	3.0
Telecommunication Services	2.8
Real Estate	0.3

Total Common Stocks	99.6
Right	— ^
Securities Held as Collateral for Securities on Loan	8.1
Money Market	0.3

Total Investment Securities	108.0
Net other assets (liabilities)	(8.0)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (99.6%):
Aerospace & Defense (2.5%):
1,674	AAR Corp.	$55,326
4,560	Aerojet Rocketdyne Holdings, Inc.*^	81,852
1,321	AeroVironment, Inc.*	35,442
9,657	Arconic, Inc.	179,041
1,124	Astronics Corp.*	38,036
361	Astronics Corp., Class B*	12,166
4,383	BE Aerospace, Inc.	263,813
15,922	Boeing Co. (The)	2,478,736
4,229	BWX Technologies, Inc.	167,891
685	CPI Aerostructures, Inc.*	6,336
1,527	Cubic Corp.	73,220
3,138	Curtiss-Wright Corp.	308,654
5,683	DigitalGlobe, Inc.*^	162,818
625	Ducommun, Inc.*	15,975
2,101	Engility Holdings, Inc.*	70,804
2,068	Esterline Technologies Corp.*	184,466
6,230	General Dynamics Corp.	1,075,672
1,641	HEICO Corp.	126,603
2,423	HEICO Corp., Class A	164,522
6,300	Hexcel Corp.^	324,072
1,776	Huntington Ingalls Industries, Inc.	327,121
3,559	KLX, Inc.*	160,546
4,471	Kratos Defense & Security Solutions, Inc.*	33,085
1,421	L-3 Communications Holdings, Inc.	216,148
1,019	LMI Aerospace, Inc.*	8,784
6,622	Lockheed Martin Corp.	1,655,103
2,613	Mercury Computer Systems, Inc.*	78,965
2,746	Moog, Inc., Class A*	180,357
140	Moog, Inc., Class B*	9,136
343	National Presto Industries, Inc.	36,495
4,013	Northrop Grumman Corp.	933,344
1,778	Orbital ATK, Inc.	155,984
5,648	Raytheon Co.	802,016
4,448	Rockwell Collins, Inc.	412,596
6,973	Spirit AeroSystems Holdings, Inc., Class A	406,875
1,481	TASER International, Inc.*^	35,899
2,334	Teledyne Technologies, Inc.*	287,082
11,665	Textron, Inc.	566,452
2,316	The KEYW Holding Corp.*	27,306
1,412	TransDigm Group, Inc.	351,532
3,379	Triumph Group, Inc.^	89,544
16,066	United Technologies Corp.	1,761,155
6,897	WESCO Aircraft Holdings, Inc.*	103,110

		14,464,080

Air Freight & Logistics (0.8%):
4,941	Air Transport Services Group, Inc.*	78,858
1,400	Atlas Air Worldwide Holdings, Inc.*	73,010
5,902	C.H. Robinson Worldwide, Inc.^	432,381
1,026	Echo Global Logistics, Inc.*	25,701
5,128	Expeditors International of Washington, Inc.^	271,579
5,735	FedEx Corp.	1,067,857
1,779	Forward Air Corp.	84,289
2,393	Hub Group, Inc.*	104,694
1,058	Park-Ohio Holdings Corp.	45,071

Shares		Fair Value
Common Stocks, continued
Air Freight & Logistics, continued
3,266	Radiant Logistics, Inc.*	$12,737
18,187	United Parcel Service, Inc., Class B	2,084,957
5,560	XPO Logistics, Inc.*	239,970

		4,521,104

Airlines (1.0%):
7,723	Alaska Air Group, Inc.	685,262
998	Allegiant Travel Co.	166,067
15,304	American Airlines Group, Inc.	714,544
2,216	Copa Holdings SA, Class A	201,279
19,429	Delta Air Lines, Inc.	955,713
5,008	Hawaiian Holdings, Inc.*	285,456
20,928	JetBlue Airways Corp.*	469,206
2,917	SkyWest, Inc.	106,325
17,047	Southwest Airlines Co.	849,622
5,511	Spirit Airlines, Inc.*	318,866
20,926	United Continental Holdings, Inc.*	1,525,086

		6,277,426

Auto Components (0.9%):
1,777	Adient plc*	104,132
5,496	American Axle & Manufacturing Holdings, Inc.*	106,073
3,449	Autoliv, Inc.^	390,254
9,280	BorgWarner, Inc.	366,003
5,300	Cooper Tire & Rubber Co.	205,905
1,615	Cooper-Standard Holding, Inc.*	166,959
13,476	Dana Holding Corp.	255,774
7,499	Delphi Automotive plc	505,058
1,595	Dorman Products, Inc.*	116,531
1,483	Drew Industries, Inc.*	159,793
6,922	Federal Mogul Holdings Corp.*	71,366
2,274	Fox Factory Holding Corp.*	63,104
18,086	Gentex Corp.^	356,113
2,720	Gentherm, Inc.*	92,072
21,106	Goodyear Tire & Rubber Co.	651,541
1,365	Horizon Global Corp.*	32,760
3,870	Lear Corp.	512,272
3,637	Modine Manufacturing Co.*	54,191
1,190	Motorcar Parts of America, Inc.*	32,035
2,574	Spartan Motors, Inc.	23,810
1,736	Standard Motor Products, Inc.	92,390
1,582	Stoneridge, Inc.*	27,986
275	Strattec Security Corp.	11,083
3,917	Tenneco, Inc.*	244,695
1,187	Tower International, Inc.	33,651
2,847	Visteon Corp.	228,728
1,621	VOXX International Corp.*	7,619

		4,911,898

Automobiles (0.7%):
123,486	Ford Motor Co.	1,497,885
36,273	General Motors Co.	1,263,751
7,738	Harley-Davidson, Inc.^	451,435
793	Tesla Motors, Inc.*^	169,456
3,270	Thor Industries, Inc.^	327,164
1,652	Winnebago Industries, Inc.	52,286

		3,761,977

Continued

4

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks (7.4%):
958	1st Constitution Bancorp	$17,915
2,060	1st Source Corp.	92,000
691	Access National Corp.	19,182
504	ACNB Corp.	15,750
661	American National Bankshares, Inc.	23,003
587	American River Bankshares*	8,870
2,047	Ameris Bancorp	89,249
704	Ames National Corp.	23,232
880	Arrow Financial Corp.^	35,640
7,268	Associated Banc-Corp.	179,520
2,876	Banc of California, Inc.	49,899
1,178	BancFirst Corp.	109,613
2,831	Bancorp, Inc. (The)*^	22,252
5,443	BancorpSouth, Inc.	169,005
165,737	Bank of America Corp.	3,662,788
899	Bank of Commerce Holdings	8,541
2,471	Bank of Hawaii Corp.^	219,153
451	Bank of Marin Bancorp	31,457
5,397	Bank of the Ozarks, Inc.	283,828
5,053	BankUnited, Inc.	190,448
1,941	Banner Corp.	108,327
459	Bar Harbor Bankshares	21,724
13,169	BB&T Corp.	619,206
842	BCB Bancorp, Inc.	10,946
1,507	Berkshire Hills Bancorp, Inc.	55,533
1,112	Blue Hills BanCorp, Inc.^	20,850
2,765	BNC Bancorp	88,204
1,890	BOK Financial Corp.	156,946
7,445	Boston Private Financial Holdings, Inc.	123,215
668	Bridge Bancorp, Inc.	25,317
5,707	Brookline Bancorp, Inc.	93,595
1,162	Bryn Mawr Bank Corp.	48,978
74	C&F Financial Corp.	3,689
753	California First National Bancorp	11,784
843	Camden National Corp.	37,471
2,540	Capital Bank Financial Corp., Class A	99,695
1,309	Capital City Bank Group, Inc.	26,808
1,814	Cardinal Financial Corp.	59,481
5,492	Cascade Bancorp*	44,595
3,767	Cathay General Bancorp	143,259
3,426	Centerstate Banks, Inc.	86,232
2,402	Central Pacific Financial Corp.	75,471
933	Central Valley Community Bancorp	18,623
273	Century Bancorp, Inc.	16,380
3,437	Chemical Financial Corp.	186,182
377	Chemung Financial Corp.	13,704
4,061	CIT Group, Inc.	173,323
46,994	Citigroup, Inc.	2,792,853
943	Citizens & Northern Corp.^	24,707
11,010	Citizens Financial Group, Inc.	392,286
552	Citizens Holding Co.	14,269
1,304	City Holding Co.	88,150
938	Civista Bancshares, Inc.	18,225
1,096	CNB Financial Corp.	29,307

Shares		Fair Value
Common Stocks, continued
Banks, continued
3,178	CoBiz Financial, Inc.	$53,676
75	Codorus Valley Bancorp, Inc.	2,145
56	Colony Bankcorp, Inc.*	739
3,847	Columbia Banking System, Inc.	171,884
3,601	Comerica, Inc.	245,264
5,211	Commerce Bancshares, Inc.^	301,248
2,720	Community Bank System, Inc.	168,069
2,277	Community Bankers Trust Corp.*	16,508
1,325	Community Trust Bancorp, Inc.	65,720
2,266	ConnectOne Bancorp, Inc.	58,803
1,273	CU Bancorp*	45,573
2,965	Cullen/Frost Bankers, Inc.^	261,602
2,643	Customers Bancorp, Inc.*	94,672
6,990	CVB Financial Corp.^	160,281
408	DNB Financial Corp.	11,587
1,882	Eagle Bancorp, Inc.*	114,708
6,075	East West Bancorp, Inc.	308,792
1,692	Eastern Virginia Bankshares, Inc.	17,681
1,529	Enterprise Financial Services Corp.	65,747
312	Evans Bancorp, Inc.	9,844
9,908	F.N.B. Corp.	158,825
569	Farmers Capital Bank Corp.^	23,926
1,329	Farmers National Banc Corp.	18,872
2,176	FCB Financial Holdings, Inc.*	103,795
1,636	Fidelity Southern Corp.	38,724
24,887	Fifth Third Bancorp	671,202
1,053	Financial Institutions, Inc.	36,013
16,004	First Bancorp*	105,786
1,497	First Bancorp	40,629
814	First Bancorp, Inc.	26,943
611	First Bancshares, Inc. (The)	16,803
2,931	First Busey Corp.	90,216
664	First Business Financial Services, Inc.	15,750
592	First Citizens BancShares, Inc., Class A	210,160
4,012	First Commonwealth Financial Corp.	56,890
1,419	First Community Bankshares	42,769
1,217	First Connecticut Bancorp, Inc.	27,565
4,645	First Financial Bancorp	132,150
3,168	First Financial Bankshares, Inc.	143,194
967	First Financial Corp.	51,058
1,138	First Financial Northwest, Inc.	22,464
498	First Foundation, Inc.*	14,193
12,823	First Horizon National Corp.	256,588
1,650	First Interstate BancSystem, Class A^	70,208
2,874	First Merchants Corp.	108,206
660	First Mid-Illinois Bancshares, Inc.	22,440
5,901	First Midwest Bancorp, Inc.	148,882
1,043	First NBC Bank Holding Co.*	7,614
1,573	First of Long Island Corp. (The)	44,909
5,994	First Republic Bank	552,287
1,283	First South Bancorp	15,332
2,253	Flushing Financial Corp.	66,216
7,870	Fulton Financial Corp.	147,956
877	German American Bancorp, Inc.	46,139

Continued

5

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
4,261	Glacier Bancorp, Inc.	$154,376
1,035	Great Southern Bancorp, Inc.	56,563
3,353	Great Western Bancorp, Inc.	146,157
1,044	Green BanCorp, Inc.*	15,869
1,174	Guaranty Bancorp	28,411
3,946	Hancock Holding Co.	170,073
2,408	Hanmi Financial Corp.	84,039
38	Hawthorn Bancshares, Inc.	671
1,375	Heartland Financial USA, Inc.	66,000
2,292	Heritage Financial Corp.	59,019
2,568	Heritage Oaks Bancorp	31,663
2,010	Hertiage Commerce Corp.	29,004
5,680	Hilltop Holdings, Inc.	169,264
8,728	Home Bancshares, Inc.	242,377
1,540	Hometrust Bancshares, Inc.*	39,886
7,103	Hope BanCorp, Inc.	155,485
1,408	Horizon Bancorp	39,424
46,099	Huntington Bancshares, Inc.	609,429
1,981	IBERIABANK Corp.	165,909
1,483	Independent Bank Corp.	104,477
855	Independent Bank Corp.	18,554
1,288	Independent Bank Group, Inc.^	80,371
5,028	International Bancshares Corp.	205,142
14,909	Investors Bancorp, Inc.	207,981
69,004	JPMorgan Chase & Co.	5,954,354
24,377	KeyCorp	445,368
2,859	Lakeland Bancorp, Inc.	55,751
1,656	Lakeland Financial Corp.	78,428
435	Landmark Bancorp, Inc.	12,193
712	LCNB Corp.	16,554
2,565	LegacyTexas Financial Group, Inc.	110,449
2,067	M&T Bank Corp.	323,341
2,571	Macatawa Bank Corp.	26,764
918	Mackinac Financial Corp.	12,365
1,644	Mainsource Financial Group, Inc.	56,554
3,721	MB Financial, Inc.	175,743
1,869	MBT Financial Corp.	21,213
1,293	Mercantile Bank Corp.	48,746
471	Merchants Bancshares, Inc.	25,528
555	Middleburg Financial Corp.	19,286
638	MidWestone Financial Group, Inc.	23,989
570	MutualFirst Financial, Inc.	18,867
1,805	National Bank Holdings Corp.	57,561
514	National Bankshares, Inc.	22,333
3,330	NBT Bancorp, Inc.^	139,460
373	Nicolet Bankshares, Inc.*	17,788
1,094	Northeast Bancorp	14,331
510	Northrim Bancorp, Inc.	16,116
341	Norwood Financial Corp.	11,301
3,309	OFG Bancorp	43,348
440	Ohio Valley Banc Corp.	11,968
819	Old Line Bancshares, Inc.	19,640
7,785	Old National Bancorp	141,298
676	Old Point Financial Corp.	16,900

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,225	Old Second Bancorp, Inc.	$24,586
1,951	Opus Bank	58,628
638	Orrstown Financial Services, Inc.	14,291
1,339	Pacific Continental Corp.	29,257
1,205	Pacific Mercantile Bancorp*	8,797
1,234	Pacific Premier Bancorp, Inc.*	43,622
4,258	PacWest Bancorp	231,806
401	Park National Corp.^	47,984
3,377	Park Sterling Corp.	36,438
897	Parke Bancorp, Inc.	18,075
1,165	Peapack-Gladstone Financial Corp.	35,975
364	Penns Woods Bancorp, Inc.	18,382
553	Peoples Bancorp	13,864
1,361	Peoples Bancorp, Inc.	44,178
7,690	People’s United Financial, Inc.	148,878
749	People’s Utah BanCorp	20,111
2,116	Pinnacle Financial Partners, Inc.	146,639
9,060	PNC Financial Services Group, Inc.	1,059,658
4,982	Popular, Inc.	218,312
878	Preferred Bank Los Angeles	46,025
757	Premier Financial Bancorp, Inc.	15,216
5,202	PrivateBancorp, Inc.	281,896
3,366	Prosperity Bancshares, Inc.^	241,611
606	QCR Holdings, Inc.	26,240
27,339	Regions Financial Corp.	392,588
2,391	Renasant Co.	100,948
1,417	Republic Bancorp, Inc., Class A	56,028
2,622	S & T Bancorp, Inc.	102,363
348	Salisbury Bancorp, Inc.	13,050
1,898	Sandy Spring Bancorp, Inc.	75,901
1,879	Seacoast Banking Corp.*	41,451
1,252	Select Bancorp, Inc.*	12,332
2,100	ServisFirst Bancshares, Inc.^	78,624
1,113	Shore Bancshares, Inc.	16,973
1,028	Sierra Bancorp	27,335
1,267	Signature Bank*	190,303
1,703	Simmons First National Corp., Class A	105,841
1,569	South State Corp.	137,131
583	Southern First Bancshares, Inc.*	20,988
935	Southern National Bancorp	15,278
1,100	Southside Bancshares, Inc.	41,437
1,447	Southwest Bancorp	41,963
2,709	State Bank Financial Corp.	72,764
7,505	Sterling Bancorp	175,617
1,432	Stock Yards Bancorp, Inc.^	67,232
689	Stonegate Bank	28,752
884	Suffolk Bancorp	37,853
557	Summit Financial Group, Inc.	15,334
1,426	Sun Bancorp, Inc.^	37,076
8,578	SunTrust Banks, Inc.	470,503
1,991	SVB Financial Group*	341,775
6,676	Synovus Financial Corp.	274,250
13,618	TCF Financial Corp.	266,777
2,720	Texas Capital Bancshares, Inc.*	213,248

Continued

6

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
1,121	Tompkins Financial Corp.^	$105,979
4,717	TowneBank	156,840
1,726	TriCo Bancshares	58,995
2,154	Tristate Capital Holdings, Inc.*	47,603
4,028	Trustmark Corp.	143,598
94	Two River Bancorp	1,402
29,887	U.S. Bancorp	1,535,295
2,255	UMB Financial Corp.^	173,906
9,964	Umpqua Holdings Corp.	187,124
3,371	Union Bankshares Corp.	120,480
384	Union Bankshares, Inc.^	17,453
3,329	United Bankshares, Inc.	153,966
4,046	United Community Banks, Inc.	119,843
1,179	United Security Bancshares*	9,137
42	Unity Bancorp, Inc.	659
1,914	Univest Corp.	59,143
11,676	Valley National Bancorp^	135,909
1,113	Washington Trust Bancorp	62,384
653	WashingtonFirst Bankshare, Inc.	18,930
5,044	Webster Financial Corp.^	273,788
96,124	Wells Fargo & Co.	5,297,393
3,257	WesBanco, Inc.	140,246
1,062	West Bancorp	26,231
1,687	Westamerica Bancorp	106,163
5,581	Western Alliance Bancorp*	271,851
2,646	Wintrust Financial Corp.	192,020
83	Xenith Bankshares, Inc.*	2,341
2,516	Yadkin Financial Corp.	86,198
5,005	Zions Bancorp^	215,415

		43,530,084

Beverages (1.7%):
466	Boston Beer Co., Inc. (The), Class A*^	79,150
1,935	Brown-Forman Corp., Class A^	89,494
5,468	Brown-Forman Corp., Class B^	245,623
545	Coca-Cola Bottling Co. Consolidated	97,473
91,177	Coca-Cola Co. (The)	3,780,198
2,550	Constellation Brands, Inc., Class C	390,941
787	Craft Brewers Alliance, Inc.*	13,300
5,609	Dr Pepper Snapple Group, Inc.	508,568
1,327	MGP Ingredients, Inc.^	66,323
2,011	Molson Coors Brewing Co., Class B	195,690
5,703	Monster Beverage Corp.*	252,871
2,018	National Beverage Corp.^	103,079
36,165	PepsiCo, Inc.	3,783,945
876	Primo Water Corp.*	10,757

		9,617,412

Biotechnology (2.3%):
42,387	AbbVie, Inc.	2,654,273
600	Acorda Therapeutics, Inc.*	11,280
1,278	Alexion Pharmaceuticals, Inc.*	156,363
1,535	Alkermes plc*^	85,315
838	Alnylam Pharmaceuticals, Inc.*^	31,375
13,648	Amgen, Inc.	1,995,474
1,084	Aptevo Therapeutics, Inc.*	2,645

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
4,351	Aviragen Therapeutics, Inc.*	$5,352
5,247	Biogen Idec, Inc.*	1,487,944
1,408	BioMarin Pharmaceutical, Inc.*	116,639
579	Biospecifics Technologies Corp.*	32,250
813	Bluebird Bio, Inc.*^	50,162
14,276	Celgene Corp.*	1,652,447
2,168	Emergent Biosolutions, Inc.*	71,197
1,701	Enanta Pharmaceuticals, Inc.*	56,984
9,806	Exelixis, Inc.*^	146,207
2,061	Five Prime Therapeutics, Inc.*	103,277
35,438	Gilead Sciences, Inc.	2,537,714
4,480	Incyte Corp.*	449,210
83	Insys Therapeutics, Inc.*^	764
2,019	Intrexon Corp.*	49,062
945	Ionis Pharmaceuticals, Inc.*^	45,199
1,605	Karyopharm Therapeutics, Inc.*	15,087
526	Ligand Pharmaceuticals, Inc., Class B*^	53,447
2,391	Mimedx Group, Inc.*	21,184
2,033	Myriad Genetics, Inc.*^	33,890
1,067	Neurocrine Biosciences, Inc.*^	41,293
10,235	OPKO Health, Inc.*^	95,186
1,317	Otonomy, Inc.*^	20,940
9,565	PDL BioPharma, Inc.	20,278
1,298	Regeneron Pharmaceuticals, Inc.*	476,483
400	Sarepta Therapeutics, Inc.*	10,972
1,210	Seattle Genetics, Inc.*^	63,852
2,907	Tenax Therapeutics, Inc.*	5,669
600	Tesaro, Inc.*^	80,688
3,205	United Therapeutics Corp.*^	459,693
1,454	Vertex Pharmaceuticals, Inc.*	107,116
1,496	Xencor, Inc.*	39,375

		13,286,286

Building Products (0.7%):
4,158	A.O. Smith Corp.	196,881
3,058	AAON, Inc.^	101,067
2,557	Advanced Drainage Systems, Inc.	52,674
2,889	Allegion plc	184,896
1,273	American Woodmark Corp.*	95,793
1,604	Apogee Enterprises, Inc.^	85,910
1,778	Armstrong Flooring, Inc.*	35,400
2,857	Armstrong World Industries, Inc.*^	119,423
5,631	Builders FirstSource, Inc.*^	61,772
2,571	Continental Building Products, Inc.*	59,390
889	Csw Industrials, Inc.*	32,760
4,434	Fortune Brands Home & Security, Inc.	237,042
1,576	Gibraltar Industries, Inc.*	65,640
1,209	Insteel Industries, Inc.	43,089
17,779	Johnson Controls International plc	732,316
1,318	Lennox International, Inc.^	201,878
8,975	Masco Corp.	283,790
3,362	NCI Building Systems, Inc.*	52,615
7,118	Owens Corning, Inc.	367,003
1,426	Patrick Industries, Inc.*^	108,804
3,615	PGT, Inc.*	41,392

Continued

7

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Building Products, continued
3,674	Ply Gem Holdings, Inc.*	$59,703
1,925	Quanex Building Products Corp.	39,078
2,822	Simpson Manufacturing Co., Inc.	123,463
1,844	Trex Co., Inc.*^	118,754
1,133	Universal Forest Products, Inc.	115,770
8,391	USG Corp.*^	242,332

		3,858,635

Capital Markets (2.6%):
1,453	Affiliated Managers Group, Inc.*	211,121
4,874	Ameriprise Financial, Inc.	540,722
2,502	Artisan Partners Asset Management, Inc., Class A^	74,435
18,489	Bank of New York Mellon Corp. (The)	876,009
18,671	BGC Partners, Inc., Class A	191,004
1,844	BlackRock, Inc., Class A	701,716
3,218	CBOE Holdings, Inc.^	237,778
13,850	Charles Schwab Corp. (The)	546,660
4,001	CME Group, Inc.	461,515
2,934	Cohen & Steers, Inc.^	98,582
190	Diamond Hill Investment Group	39,972
1,417	Donnelley Financial Solutions, Inc.*	32,563
5,873	E*TRADE Financial Corp.*	203,499
8,521	Eaton Vance Corp.^	356,859
1,660	FactSet Research Systems, Inc.	271,294
6,954	Federated Investors, Inc., Class B^	196,659
2,662	Financial Engines, Inc.	97,829
6,967	Franklin Resources, Inc.	275,754
3,237	Gain Capital Holdings, Inc.	21,299
388	GAMCO Investors, Inc., Class A	11,985
5,901	Goldman Sachs Group, Inc. (The)	1,412,995
1,743	Greenhill & Co., Inc.^	48,281
141	Hennessy Advisors, Inc.	4,477
5,199	Interactive Brokers Group, Inc., Class A	189,815
8,955	Intercontinental Exchange, Inc.	505,241
1,643	INTL FCStone, Inc.*	65,063
13,284	Invesco, Ltd.	403,037
2,572	Investment Technology Group, Inc.	50,771
8,761	Janus Capital Group, Inc.	116,258
6,688	KCG Holdings, Inc.*	88,616
10,552	Ladenburg Thalmann Financial Services, Inc.*	25,747
5,035	Legg Mason, Inc.	150,597
7,804	LPL Financial Holdings, Inc.	274,779
1,729	MarketAxess Holdings, Inc.	254,025
1,429	Moelis & Co., Class A	48,443
3,411	Moody’s Corp.	321,555
23,189	Morgan Stanley	979,735
2,689	Morningstar, Inc.	197,803
2,951	MSCI, Inc., Class A	232,480
5,365	NASDAQ OMX Group, Inc. (The)	360,099
3,957	Northern Trust Corp.	352,371
8,100	NorthStar Asset Management Group, Inc.^	120,852
3,965	Om Asset Management plc	57,493
1,024	Oppenheimer Holdings, Class A	19,046
1,113	Pzena Investment Management, Inc.	12,365
6,074	Raymond James Financial, Inc.	420,746

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
7,351	S&P Global, Inc.	$790,527
1,544	Safeguard Scientifics, Inc.*	20,767
4,367	SEI Investments Co.	215,555
660	Silvercrest Asset Management Group, Inc., Class A	8,679
6,747	State Street Corp.	524,377
3,314	Stifel Financial Corp.*	165,534
6,118	T. Rowe Price Group, Inc.	460,441
6,049	TD Ameritrade Holding Corp.	263,736
438	Virtus Investment Partners, Inc.	51,706
7,585	Waddell & Reed Financial, Inc., Class A^	147,983
631	Westwood Holdings, Inc.	37,854
7,874	WisdomTree Investments, Inc.^	87,716

		14,934,820

Chemicals (2.7%):
2,215	A. Schulman, Inc.	74,092
661	Advansix, Inc.*	14,635
3,779	Air Products & Chemicals, Inc.	543,496
4,856	Albemarle Corp.	418,004
2,318	American Vanguard Corp.	44,390
2,194	Ashland Global Holdings, Inc.	239,782
1,638	Balchem Corp.	137,461
3,293	Cabot Corp.	166,428
4,019	Calgon Carbon Corp.	68,323
4,449	Celanese Corp., Series A	350,314
11,520	CF Industries Holdings, Inc.	362,650
691	Chase Corp.	57,733
4,033	Chemours Co. (The)	89,089
3,228	Chemtura Corp.*	107,170
578	Core Molding Technologies, Inc.*	9,890
23,516	Dow Chemical Co. (The)	1,345,585
17,167	E.I. du Pont de Nemours & Co.	1,260,057
8,309	Eastman Chemical Co.	624,919
4,958	Ecolab, Inc.	581,176
4,757	Ferro Corp.*	68,168
3,093	FMC Corp.	174,940
3,222	Futurefuel Corp.	44,786
3,316	GCP Applied Technologies, Inc.*	88,703
2,893	H.B. Fuller Co.	139,761
702	Hawkins, Inc.	37,873
20,298	Huntsman Corp.	387,286
1,816	Ingevity Corp.*	99,626
1,620	Innophos Holdings, Inc.	84,661
1,833	Innospec, Inc.	125,561
2,701	International Flavor & Fragrances, Inc.^	318,259
743	KMG Chemicals, Inc.	28,895
783	Koppers Holdings, Inc.*	31,555
2,348	Kraton Performance Polymers, Inc.*	66,871
4,741	Kronos Worldwide, Inc.	56,608
1,233	LSB Industries, Inc.*	10,382
10,276	LyondellBasell Industries NV, Class A	881,475
2,350	Minerals Technologies, Inc.	181,538
10,517	Monsanto Co.	1,106,493
6,435	Mosaic Co. (The)^	188,739
703	NewMarket Corp.	297,960

Continued

8

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
8,796	Olin Corp.^	$225,266
3,546	Omnova Solutions, Inc.*	35,460
6,657	Platform Speciality Products Corp.*	65,305
6,775	PolyOne Corp.	217,071
6,290	PPG Industries, Inc.	596,039
7,814	Praxair, Inc.	915,722
906	Quaker Chemical Corp.	115,914
1,835	Rayonier Advanced Materials, Inc.	28,369
4,911	RPM International, Inc.	264,359
4,184	Scotts Miracle-Gro Co. (The)^	399,781
2,062	Sensient Technologies Corp.	162,032
2,107	Sherwin Williams Co.	566,235
1,689	Stepan Co.	137,620
1,627	Trecora Resources*	22,534
1,070	Tredegar Corp.	25,680
3,102	Trinseo SA	183,949
4,906	Tronox, Ltd., Class A	50,581
3,240	Valspar Corp. (The)	335,696
3,026	W.R. Grace & Co.	204,679
1,636	Westlake Chemical Corp.	91,600

		15,559,226

Commercial Services & Supplies (1.1%):
2,802	ABM Industries, Inc.	114,434
10,293	ACCO Brands Corp.*	134,324
4,271	ARC Document Solutions, Inc.*	21,697
2,727	Brady Corp., Class A	102,399
3,409	Brink’s Co. (The)	140,621
1,886	Casella Waste Systems, Inc.*	23,405
2,003	CECO Environmental Corp.	27,942
3,596	Cintas Corp.	415,554
4,474	Clean Harbors, Inc.*	248,978
5,198	Copart, Inc.*	288,021
7,746	Covanta Holding Corp.^	120,838
4,117	Deluxe Corp.	294,818
1,613	Ennis, Inc.	27,986
2,517	Essendant, Inc.	52,605
1,220	G&K Services, Inc., Class A	117,669
2,148	Healthcare Services Group, Inc.	84,137
1,042	Heritage-Crystal Clean, Inc.*	16,359
4,520	Herman Miller, Inc.	154,584
2,671	HNI Corp.	149,362
3,095	InnerWorkings, Inc.*	30,486
4,002	Interface, Inc.	74,237
6,809	KAR Auction Services, Inc.	290,200
2,829	Kimball International, Inc., Class B	49,677
3,654	Knoll, Inc.	102,056
1,417	LSC Communications, Inc.	42,057
1,875	Matthews International Corp., Class A	144,094
2,011	McGrath Rentcorp	78,811
2,641	Mobile Mini, Inc.^	79,890
2,304	MSA Safety, Inc.	159,736
1,003	Multi-Color Corp.	77,833
1,552	NL Industries, Inc.*	12,649
11,428	Pitney Bowes, Inc.	173,591

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,606	Quad Graphics, Inc.	$70,049
7,467	Republic Services, Inc., Class A	425,992
5,347	Rollins, Inc.^	180,622
3,778	RR Donnelley & Sons Co.^	61,657
1,467	SP Plus Corp.*	41,296
5,403	Steelcase, Inc., Class A	96,714
2,252	Stericycle, Inc.*	173,494
1,534	Team, Inc.*^	60,210
2,583	Tetra Tech, Inc.	111,456
2,299	Trc Companies, Inc.*	24,369
1,022	UniFirst Corp.	146,810
1,309	US Ecology, Inc.^	64,337
1,003	Viad Corp.	44,232
824	Vse Corp.	32,004
11,930	Waste Management, Inc.	845,957
5,156	West Corp.	127,663

		6,357,912

Communications Equipment (1.2%):
2,793	ADTRAN, Inc.	62,424
752	Applied Optoelectronics, Inc.*^	17,627
976	Arista Networks, Inc.*	94,448
6,736	ARRIS International plc*	202,956
550	Bel Fuse, Inc., Class B	16,995
1,000	Black Box Corp.	15,250
27,161	Brocade Communications Systems, Inc.	339,241
1,318	CalAmp Corp.*^	19,111
3,965	Calix, Inc.*	30,531
7,195	Ciena Corp.*^	175,630
87,385	Cisco Systems, Inc.	2,640,774
4,597	CommScope Holding Co., Inc.*	171,008
316	Communications Systems, Inc.	1,463
1,262	Digi International, Inc.*	17,353
2,952	EchoStar Corp., Class A*	151,703
2,442	EMCORE Corp.	21,245
2,598	Extreme Networks, Inc.*	13,068
2,366	F5 Networks, Inc.*	342,408
5,961	Finisar Corp.*	180,439
7,060	Harmonic, Inc.*	35,300
3,567	Harris Corp.	365,510
503	Infinera Corp.*^	4,270
2,791	InterDigital, Inc.	254,958
4,483	Ixia*	72,176
12,452	Juniper Networks, Inc.	351,894
909	KVH Industries, Inc.*	10,726
559	Lumentum Holdings, Inc.*	21,605
3,350	Motorola Solutions, Inc.	277,682
2,590	NETGEAR, Inc.*	140,767
3,943	NetScout Systems, Inc.*	124,205
3,507	Oclaro, Inc.*	31,388
686	Palo Alto Networks, Inc.*^	85,784
1,949	Plantronics, Inc.	106,727
2,869	ShoreTel, Inc.*	20,513
1,714	Sonus Networks, Inc.*	10,798
2,348	Ubiquiti Networks, Inc.*	135,714

Continued

9

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
2,845	ViaSat, Inc.*	$188,396
5,226	Viavi Solutions, Inc.*	42,749

		6,794,836

Construction & Engineering (0.5%):
6,756	Aecom Technology Corp.*	245,648
800	Aegion Corp.*	18,960
2,172	Ameresco, Inc., Class A*	11,946
1,245	Argan, Inc.	87,835
4,618	Chicago Bridge & Iron Co. NV	146,622
3,167	Comfort Systems USA, Inc.	105,461
2,560	Dycom Industries, Inc.*^	205,542
4,493	Emcor Group, Inc.	317,925
5,917	Fluor Corp.	310,761
2,241	Granite Construction, Inc.	123,255
1,221	IES Holdings, Inc.*	23,382
2,814	Jacobs Engineering Group, Inc.*	160,398
8,225	KBR, Inc.	137,275
3,504	MasTec, Inc.*	134,028
1,578	MYR Group, Inc.*	59,459
574	NV5 Holdings, Inc.*	19,172
2,101	Orion Marine Group, Inc.*	20,905
6,487	Quanta Services, Inc.*	226,072
2,791	Tutor Perini Corp.*	78,148
1,132	Valmont Industries, Inc.	159,499

		2,592,293

Construction Materials (0.2%):
3,233	Eagle Materials, Inc., Class A	318,547
4,198	Headwaters, Inc.*	98,737
1,652	Martin Marietta Materials, Inc.	365,967
353	U.S. Lime & Minerals, Inc.	26,740
1,308	US Concrete, Inc.*	85,674
2,871	Vulcan Materials Co.	359,306

		1,254,971

Consumer Finance (1.2%):
20,883	Ally Financial, Inc.	397,195
20,744	American Express Co.	1,536,715
1,222	Asta Funding, Inc.*	11,976
10,887	Capital One Financial Corp.	949,781
1,912	Consumer Portfolio Services, Inc.*	9,789
1,440	Credit Acceptance Corp.*^	313,214
11,968	Discover Financial Services	862,773
1,968	Encore Capital Group, Inc.*	56,383
1,910	Enova International, Inc.*	23,971
3,948	EZCORP, Inc., Class A*	42,046
4,051	Firstcash, Inc.	190,397
2,785	Green Dot Corp., Class A*	65,587
28,462	Navient Corp.	467,631
2,628	Nelnet, Inc., Class A	133,371
750	Nicholas Financial, Inc.*	8,918
6,799	Onemain Holdings, Inc.*	150,530
3,076	PRA Group, Inc.*	120,272
960	Regional Mgmt Corp.*	25,229
19,000	Santander Consumer USA Holdings, Inc.*	256,500

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
26,909	SLM Corp.*	$296,537
24,910	Synchrony Financial	903,486
505	World Acceptance Corp.*^	32,461

		6,854,762

Containers & Packaging (0.8%):
480	AEP Industries, Inc.	55,728
2,903	AptarGroup, Inc.	213,225
3,708	Avery Dennison Corp.	260,376
4,187	Ball Corp.	314,318
8,105	Bemis Co., Inc.^	387,581
4,924	Berry Plastics Group, Inc.*	239,947
4,226	Crown Holdings, Inc.*	222,161
31,666	Graphic Packaging Holding Co.	395,192
1,930	Greif, Inc., Class A	99,028
1,310	Greif, Inc., Class B	88,491
10,835	International Paper Co.	574,905
2,608	Myers Industries, Inc.	37,294
14,800	Owens-Illinois, Inc.*	257,668
4,550	Packaging Corp. of America	385,931
7,676	Sealed Air Corp.	348,030
5,136	Silgan Holdings, Inc.	262,860
5,379	Sonoco Products Co.	283,473
538	UFP Technologies, Inc.*	13,692
5,441	WestRock Co.	276,240

		4,716,140

Distributors (0.2%):
3,074	Core Markt Holdngs Co., Inc.^	132,397
5,041	Genuine Parts Co.	481,618
13,291	LKQ Corp.*	407,369
2,491	Pool Corp.	259,911
811	Weyco Group, Inc.	25,384

		1,306,679

Diversified Consumer Services (0.3%):
1,304	American Public Education, Inc.*	32,013
273	Ascent Capital Group, Inc.*	4,439
3,117	Bright Horizons Family Solutions, Inc.*	218,252
3,401	Cambium Learning Group, Inc.*	16,971
918	Capella Education Co.	80,600
5,222	Career Education Corp.*	52,690
1,464	Carriage Services, Inc.	41,929
506	Collectors Universe, Inc.	10,742
4,045	DeVry Education Group, Inc.	126,204
270	Graham Holdings Co., Class B	138,227
3,582	Grand Canyon Education, Inc.*	209,368
10,527	H&R Block, Inc.	242,016
5,384	Houghton Mifflin Harcourt Co.*	58,416
2,988	K12, Inc.*	51,274
482	Liberty Tax, Inc.	6,459
2,211	National American University Holdings, Inc.	4,311
9,874	Service Corp. International	280,423
3,836	ServiceMaster Global Holdings, Inc.*	144,502
3,636	Sotheby’s*^	144,931
622	Strayer Education, Inc.*	50,152

Continued

10

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services, continued
1,696	Universal Technical Institute, Inc.	$4,935

		1,918,854

Diversified Financial Services (0.9%):
28,644	Berkshire Hathaway, Inc., Class B*	4,668,398
3,604	FNFV Group*	49,375
7,746	Leucadia National Corp.	180,095
974	Marlin Business Services, Inc.	20,357
3,621	Newstar Financial, Inc.*	33,494
1,763	PICO Holdings, Inc.*	26,709
1,767	Tiptree Financial, Inc., Class A	10,867
3,998	Voya Financial, Inc.	156,802

		5,146,097

Diversified Telecommunication Services (2.6%):
168,517	AT&T, Inc.	7,167,029
1,019	ATN International, Inc.	81,652
26,922	CenturyLink, Inc.^	640,205
2,524	Cincinnati Bell, Inc.*	56,411
3,023	Cogent Communications Group, Inc.^	125,001
3,520	Consolidated Communications Holdings, Inc.	94,512
1,423	FairPoint Communications, Inc.*	26,610
23,600	Frontier Communications Corp.^	79,768
3,714	General Communication, Inc., Class A*	72,237
815	Hawaiian Telcom Holdco, Inc.*	20,196
1,994	IDT Corp.	36,969
3,003	Inteliquent, Inc.	68,829
5,557	Iridium Communications, Inc.*^	53,347
5,373	Level 3 Communications, Inc.*	302,822
1,975	Lumos Networks Corp.*	30,850
4,045	Orbcomm, Inc.*	33,452
3,617	SBA Communications Corp., Class A*	373,491
107,305	Verizon Communications, Inc.	5,727,941
9,821	Vonage Holdings Corp.*^	67,274
6,797	Windstream Holdings, Inc.^	49,822
4,273	Zayo Group Holdings, Inc.*	140,411

		15,248,829

Electric Utilities (1.5%):
2,450	ALLETE, Inc.	157,266
5,522	Alliant Energy Corp.	209,229
8,580	American Electric Power Co., Inc.	540,197
1,924	Avangrid, Inc.	72,881
10,353	Duke Energy Corp.	803,600
6,122	Edison International	440,723
2,442	El Paso Electric Co.	113,553
2,643	Empire District Electric Co.^	90,100
3,599	Entergy Corp.	264,419
4,980	Eversource Energy	275,045
16,319	Exelon Corp.	579,161
9,988	FirstEnergy Corp.	309,328
1,272	Genie Energy, Ltd., Class B	7,314
4,971	Great Plains Energy, Inc.	135,957
2,555	IDACORP, Inc.	205,805
2,096	MGE Energy, Inc.	136,869
8,138	NextEra Energy, Inc.	972,165

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
4,016	OGE Energy Corp.	$134,335
2,284	Otter Tail Power Co.	93,187
7,605	PG&E Corp.	462,156
2,939	Pinnacle West Capital Corp.	229,330
3,664	PNM Resources, Inc.	125,675
5,276	Portland General Electric Co.	228,609
13,030	PPL Corp.	443,672
14,349	Southern Co. (The)	705,827
5,818	Westar Energy, Inc.	327,844
10,233	Xcel Energy, Inc.	416,483

		8,480,730

Electrical Equipment (0.7%):
1,157	Acuity Brands, Inc.	267,105
926	Allied Motion Technologies, Inc.	19,807
9,515	AMETEK, Inc.	462,428
1,953	AZZ, Inc.^	124,797
1,657	Babcock & Wilcox Enterprises, Inc.*	27,490
7,835	Eaton Corp. plc	525,650
15,630	Emerson Electric Co.	871,372
1,159	Encore Wire Corp.	50,243
2,963	EnerSys	231,410
4,065	Generac Holdings, Inc.*^	165,608
3,673	General Cable Corp.	69,971
1,311	Global Power Equipment Group, Inc.*	6,188
2,775	Hubbell, Inc.	323,843
1,831	LSI Industries, Inc.	17,834
606	Powell Industries, Inc.	23,634
415	Power Solutions International, Inc.*	3,113
400	Preformed Line Products Co.	23,248
2,269	Regal-Beloit Corp.	157,128
4,484	Rockwell Automation, Inc.	602,649
6,152	Sensata Technologies Holding NV*	239,620
2,410	Thermon Group Holdings, Inc.*^	46,007

		4,259,145

Electronic Equipment, Instruments & Components (1.4%):
7,309	Amphenol Corp., Class A	491,164
2,510	Anixter International, Inc.*	203,436
4,742	Arrow Electronics, Inc.*	338,105
5,016	Avnet, Inc.	238,812
6,295	AVX Corp.	98,391
1,734	Badger Meter, Inc.	64,071
2,425	Belden, Inc.	181,317
7,075	CDW Corp.	368,536
3,912	Cognex Corp.	248,881
1,412	Coherent, Inc.*	193,988
1,010	Control4 Corp.*	10,302
16,767	Corning, Inc.	406,934
376	CTS Corp.	8,422
1,747	CUI Global, Inc.*	12,107
2,838	Daktronics, Inc.^	30,367
2,277	Dolby Laboratories, Inc., Class A	102,898
2,339	Electro Scientific Industries, Inc.*	13,847
2,696	Fabrinet*	108,649
1,007	FARO Technologies, Inc.*	36,252

Continued

11

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
29,505	Flextronics International, Ltd.*	$423,987
7,918	FLIR Systems, Inc.	286,552
640	Frequency Electronics, Inc.*	6,912
1,004	Identiv, Inc.*	3,193
4,641	II-VI, Inc.*	137,606
2,640	IPG Photonics Corp.*^	260,594
1,595	Itron, Inc.*	100,246
14,490	Jabil Circuit, Inc.^	342,978
3,410	KEMET Corp.*	22,608
6,969	Keysight Technologies, Inc.*	254,856
1,603	Kimball Electronics, Inc.*	29,175
5,037	Knowles Corp.*^	84,168
736	Littlelfuse, Inc.	111,703
214	Mesa Labs, Inc.	26,269
2,290	Methode Electronics, Inc., Class A	94,692
567	MOCON, Inc.	11,057
915	MTS Systems Corp.	51,881
1,799	Napco Security Technologies, Inc.*	15,292
4,833	National Instruments Corp.	148,953
1,955	Novanta, Inc.*	41,055
1,498	OSI Systems, Inc.*	114,028
1,553	Park Electrochemical Corp.	28,963
1,445	PC Connection, Inc.	40,590
1,087	PCM, Inc.*	24,458
772	Perceptron, Inc.*	5,126
2,255	Plexus Corp.*	121,860
4,858	RadiSys Corp.*	21,521
1,193	Rogers Corp.*	91,634
6,195	Sanmina Corp.*	227,047
2,157	ScanSource, Inc.*	87,035
2,996	SYNNEX Corp.	362,575
7,195	TE Connectivity, Ltd.	498,470
1,933	Tech Data Corp.*	163,686
7,049	Trimble Navigation, Ltd.*	212,527
6,321	TTM Technologies, Inc.*^	86,155
782	Universal Display Corp.*	44,027
5,690	VeriFone Systems, Inc.*^	100,884
7,620	Vishay Intertechnology, Inc.^	123,444
585	Wayside Technology Group, Inc.	10,940
3,268	Zebra Technologies Corp., Class A*^	280,264

		8,255,490

Energy Equipment & Services (0.8%):
3,729	Atwood Oceanics, Inc.^	48,962
6,549	Baker Hughes, Inc.	425,489
1,913	Core Laboratories NV^	229,637
5,986	Diamond Offshore Drilling, Inc.*	105,952
2,169	Dril-Quip, Inc.*^	130,248
1,558	Era Group, Inc.*	26,439
2,010	Exterran Corp.*	48,039
6,132	FMC Technologies, Inc.*	217,870
6,591	Forum Energy Technologies, Inc.*	145,002
4,200	Frank’s International NV^	51,702
760	Geospace Technologies Corp.*	15,474
1,086	Gulf Island Fabrication, Inc.	12,923

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
5,611	Halliburton Co.	$303,499
7,826	Helix Energy Solutions Group, Inc.*	69,025
2,235	Helmerich & Payne, Inc.	172,989
1,750	Matrix Service Co.*	39,725
13,741	McDermott International, Inc.*	101,546
15,446	Nabors Industries, Ltd.	253,314
8,247	National-Oilwell Varco, Inc.^	308,768
935	Natural Gas Services Group*	30,060
4,799	Newpark Resources, Inc.*^	35,993
12,057	Noble Corp. plc^	71,377
7,152	Oceaneering International, Inc.	201,758
3,066	Oil States International, Inc.*	119,574
9,357	Parker Drilling Co.*	24,328
6,531	Patterson-UTI Energy, Inc.	175,815
974	PHI, Inc.*	17,551
3,744	Pioneer Energy Services Corp.*	25,646
5,837	Rowan Cos. plc, Class A*^	110,261
4,475	RPC, Inc.^	88,650
13,480	Schlumberger, Ltd.	1,131,646
191	SEACOR Holdings, Inc.*^	13,614
7,928	Superior Energy Services, Inc.^	133,825
2,650	Tesco Corp.*	21,863
4,086	TETRA Technologies, Inc.*	20,512
16,660	Transocean, Ltd.*^	245,568
2,800	Unit Corp.*	75,236

		5,249,880

Food & Staples Retailing (1.9%):
2,460	Casey’s General Stores, Inc.	292,445
1,143	Chefs’ Warehouse, Inc.*^	18,059
10,328	Costco Wholesale Corp.	1,653,616
22,272	CVS Health Corp.	1,757,484
1,267	Ingles Markets, Inc., Class A	60,943
25,720	Kroger Co. (The)	887,597
1,720	Natural Grocers by Vitamin Cottage, Inc.*	20,451
1,852	PriceSmart, Inc.	154,642
27,665	Rite Aid Corp.*	227,960
71	Smart & Final Stores, Inc.*	1,001
1,100	SpartanNash Co.	43,494
5,794	Sprouts Farmers Market, Inc.*^	109,622
16,013	Supervalu, Inc.*	74,781
12,641	Sysco Corp.	699,932
1,610	The Andersons, Inc.	71,967
3,347	United Natural Foods, Inc.*^	159,719
738	Village Super Market, Inc., Class A	22,804
13,906	Walgreens Boots Alliance, Inc.	1,150,861
41,899	Wal-Mart Stores, Inc.	2,896,058
2,367	Weis Markets, Inc.	158,210
17,058	Whole Foods Market, Inc.	524,704

		10,986,350

Food Products (1.9%):
8,892	Archer-Daniels-Midland Co.	405,920
3,898	B&G Foods, Inc.^	170,732
10,796	Blue Buffalo Pet Products, Inc.*	259,536
6,017	Bunge, Ltd.	434,668

Continued

12

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food Products, continued
808	Calavo Growers, Inc.	$49,611
3,085	Cal-Maine Foods, Inc.	136,280
5,711	Campbell Soup Co.	345,344
5,964	ConAgra Foods, Inc.	235,876
9,405	Darling International, Inc.*	121,419
5,447	Dean Foods Co.^	118,636
1,004	Farmer Brothers Co.*	36,847
13,535	Flowers Foods, Inc.^	270,294
2,619	Fresh Del Monte Produce, Inc.	158,790
13,416	General Mills, Inc.	828,705
3,802	Hain Celestial Group, Inc.*	148,392
4,168	Hershey Co. (The)	431,096
5,718	Hormel Foods Corp.	199,044
4,065	Ingredion, Inc.	507,962
1,198	Inventure Foods, Inc.*	11,800
1,150	J & J Snack Foods Corp.	153,445
5,010	JM Smucker Co. (The)^	641,581
300	John B Sanfilippo And Son, Inc.	21,117
6,185	Kellogg Co.	455,896
9,347	Kraft Heinz Co. (The)	816,179
1,988	Lamb Weston Holding, Inc.*	75,246
1,671	Lancaster Colony Corp.	236,263
1,028	Landec Corp.*	14,186
3,829	McCormick & Co.	357,361
389	McCormick & Co., Inc.	36,216
5,324	Mead Johnson Nutrition Co.	376,726
17,047	Mondelez International, Inc., Class A	755,694
1,260	Omega Protein Corp.*	31,563
4,222	Pilgrim’s Pride Corp.	80,176
4,838	Pinnacle Foods, Inc.	258,591
3,084	Post Holdings, Inc.*^	247,923
1,270	Sanderson Farms, Inc.	119,685
43	Seaboard Corp.*	169,936
677	Seneca Foods Corp., Class A*	27,114
4,652	Snyders-Lance, Inc.^	178,358
1,687	Tootsie Roll Industries, Inc.	67,058
2,495	TreeHouse Foods, Inc.*^	180,114
8,804	Tyson Foods, Inc., Class A	543,031
4,692	WhiteWave Foods Co., Class A*	260,875

		10,975,286

Gas Utilities (0.4%):
3,123	Atmos Energy Corp.	231,570
900	Chesapeake Utilities Corp.	60,255
519	Delta Natural Gas Co., Inc.	15,222
1,024	Gas Natural, Inc.	12,851
4,223	National Fuel Gas Co.^	239,191
4,213	New Jersey Resources Corp.	149,562
1,671	Northwest Natural Gas Co.^	99,926
2,727	ONE Gas, Inc.	174,419
155	RGC Resources, Inc.	3,901
4,168	South Jersey Industries, Inc.	140,420
2,850	Southwest Gas Corp.	218,367
2,233	Spire, Inc.	144,140
10,056	UGI Corp.	463,381

Shares		Fair Value
Common Stocks, continued
Gas Utilities, continued
2,516	WGL Holdings, Inc.	$191,920

		2,145,125

Health Care Equipment & Supplies (1.9%):
1,143	Abaxis, Inc.^	60,316
22,251	Abbott Laboratories	854,660
1,146	ABIOMED, Inc.*	129,131
2,269	Accuray, Inc.*^	10,437
5,108	Alere, Inc.*	199,059
2,473	Align Technology, Inc.*	237,729
703	Analogic Corp.	58,314
2,726	AngioDynamics, Inc.*	45,988
1,103	Anika Therapeutics, Inc.*	54,003
115	Atrion Corp.	58,328
4,834	Baxter International, Inc.	214,340
3,074	Becton, Dickinson & Co.	508,901
7,924	Boston Scientific Corp.*	171,396
2,558	C.R. Bard, Inc.	574,680
2,141	Cantel Medical Corp.^	168,604
1,589	CONMED Corp.^	70,186
1,052	Cooper Cos., Inc. (The)	184,026
1,619	CryoLife, Inc.*	31,004
1,022	Cynosure, Inc., Class A*	46,603
7,164	Danaher Corp.	557,646
5,045	DENTSPLY SIRONA, Inc.	291,248
1,491	Derma Sciences, Inc.*	7,753
843	Dexcom, Inc.*^	50,327
3,806	Edwards Lifesciences Corp.*	356,622
1,052	Exactech, Inc.*	28,720
4,329	Globus Medical, Inc., Class A*^	107,402
2,246	Haemonetics Corp.*	90,289
2,733	Halyard Health, Inc.*	101,066
2,939	Hill-Rom Holdings, Inc.	164,995
10,038	Hologic, Inc.*	402,725
698	ICU Medical, Inc.*	102,850
2,916	IDEXX Laboratories, Inc.*	341,959
433	Inogen, Inc.*	29,085
1,444	Integer Holdings Corp.*	42,526
1,416	Integra LifeSciences Holdings Corp.*^	121,479
416	Intuitive Surgical, Inc.*	263,815
2,327	Invacare Corp.	30,367
1,209	LeMaitre Vascular, Inc.	30,636
1,168	LivaNova plc*	52,525
2,823	Masimo Corp.*	190,270
15,938	Medtronic plc	1,135,263
3,164	Meridian Bioscience, Inc.	56,003
2,425	Merit Medical Systems, Inc.*	64,263
952	Natus Medical, Inc.*	33,130
1,702	Neogen Corp.*	112,332
2,499	NuVasive, Inc.*	168,333
481	Nuvectra Corp.*	2,419
2,383	OraSure Technologies, Inc.*	20,923
1,074	Orthofix International NV*	38,857
700	Quidel Corp.*	14,994
3,726	ResMed, Inc.^	231,198

Continued

13

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
3,310	RTI Surgical, Inc.*	$10,758
624	SeaSpine Holdings Corp.*	4,930
6,389	St. Jude Medical, Inc.	512,334
1,745	STERIS plc	117,596
4,858	Stryker Corp.	582,037
785	Surmodics, Inc.*	19,939
950	Teleflex, Inc.^	153,093
227	Utah Medical Products, Inc.	16,514
2,597	Varian Medical Systems, Inc.*	233,159
691	Vascular Solutions, Inc.*	38,765
2,249	West Pharmaceutical Services, Inc.	190,783
3,020	Zimmer Holdings, Inc.	311,664

		11,111,297

Health Care Providers & Services (3.0%):
2,137	Acadia Healthcare Co., Inc.*^	70,735
1,958	Aceto Corp.	43,017
634	Addus HomeCare Corp.*	22,222
9,600	Aetna, Inc.	1,190,496
3,470	Air Methods Corp.*	110,520
666	Alliance HealthCare Services, Inc.*	6,394
542	Almost Family, Inc.*	23,902
1,469	Amedisys, Inc.*^	62,623
1,839	AmerisourceBergen Corp.	143,791
3,501	AMN Healthcare Services, Inc.*^	134,613
5,304	Anthem, Inc.	762,556
1,916	BioTelemetry, Inc.*	42,823
5,253	Brookdale Senior Living, Inc.*^	65,242
2,121	Capital Senior Living Corp.*^	34,042
7,734	Cardinal Health, Inc.	556,616
5,547	Centene Corp.*	313,461
1,288	Chemed Corp.	206,608
4,923	Cigna Corp.	656,679
1,442	Civitas Solutions, Inc.*	28,696
7,171	Community Health Systems, Inc.*	40,086
1,871	CorVel Corp.*	68,479
1,177	Cross Country Healthcare, Inc.*	18,373
9,186	DaVita, Inc.*	589,741
3,058	Ensign Group, Inc. (The)^	67,918
6,505	Envision Healthcare Corp.*^	411,701
15,898	Express Scripts Holding Co.*	1,093,623
784	Five Star Quality Care, Inc.*	2,117
2,639	Hanger Orthopedic Group, Inc.*	30,347
5,584	HCA Holdings, Inc.*	413,328
1,272	HealthEquity, Inc.*	51,541
6,210	HealthSouth Corp.	256,100
2,040	Healthways, Inc.*	46,410
2,255	Henry Schein, Inc.*	342,106
4,142	Humana, Inc.	845,092
2,629	InfuSystems Holdings, Inc.*	6,704
4,876	Kindred Healthcare, Inc.	38,277
4,425	Laboratory Corp. of America Holdings*	568,082
409	Landauer, Inc.	19,673
1,326	LHC Group, Inc.*	60,598
3,038	LifePoint Hospitals, Inc.*	172,558

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
2,025	Magellan Health Services, Inc.*	$152,381
5,524	McKesson Corp.	775,846
3,929	MEDNAX, Inc.*^	261,907
3,666	Molina Healthcare, Inc.*^	198,917
1,075	National Healthcare Corp.	81,474
1,219	National Research Corp.^	23,161
4,172	Owens & Minor, Inc.^	147,230
6,645	Patterson Cos., Inc.^	272,644
1,669	PharMerica Corp.*	41,975
2,269	Premier, Inc., Class A*	68,887
1,197	Providence Service Corp.*	45,546
8,208	Quest Diagnostics, Inc.	754,315
2,317	Quorum Health Corp.*	16,845
2,518	RadNet, Inc.*	16,241
9,791	Select Medical Holdings Corp.*^	129,731
3,573	Surgical Care Affiliates, Inc.*^	165,323
4,086	Team Health Holdings, Inc.*^	177,537
6,770	Tenet Healthcare Corp.*	100,467
1,840	Triple-S Management Corp., Class B*	38,088
937	U.S. Physical Therapy, Inc.	65,777
18,239	UnitedHealth Group, Inc.	2,918,969
6,141	Universal American Financial Corp.*	61,103
4,862	Universal Health Services, Inc., Class B	517,220
3,389	VCA Antech, Inc.*	232,655
2,533	WellCare Health Plans, Inc.*	347,224

		17,229,353

Health Care Technology (0.1%):
8,041	Allscripts Healthcare Solutions, Inc.*	82,099
700	athenahealth, Inc.*	73,619
5,336	Cerner Corp.*	252,765
339	Computer Programs & Systems, Inc.	8,000
1,357	HealthStream, Inc.*	33,993
2,872	HMS Holdings Corp.*	52,156
1,095	Omnicell, Inc.*	37,121
800	Quality Systems, Inc.*	10,520
1,747	Simulations Plus, Inc.	16,859
2,187	Veeva Systems, Inc., Class A*	89,011

		656,143

Hotels, Restaurants & Leisure (2.5%):
10,056	Aramark Holdings Corp.	359,200
7,927	Belmond, Ltd., Class A*	105,825
67	Biglari Holdings, Inc.*	31,704
1,927	BJ’s Restaurants, Inc.*	75,731
7,923	Bloomin’ Brands, Inc.^	142,852
200	Bob Evans Farms, Inc.	10,642
1,441	Bravo Brio Restaurant Group, Inc.*	5,476
2,887	Brinker International, Inc.^	142,993
1,469	Buffalo Wild Wings, Inc.*^	226,814
6,600	Caesars Entertainment Corp.*^	56,100
5,584	Carnival Corp., Class A^	290,703
2,943	Carrols Restaurant Group, Inc.*	44,881
1,723	Century Casinos, Inc.*	14,180
4,028	Cheesecake Factory, Inc. (The)	241,197
549	Chipotle Mexican Grill, Inc.*	207,149

Continued

14

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
3,453	Choice Hotels International, Inc.	$193,541
1,178	Chuy’s Holdings, Inc.*^	38,226
4,529	ClubCorp Holdings, Inc.	64,991
1,626	Cracker Barrel Old Country Store, Inc.	271,509
4,520	Darden Restaurants, Inc.^	328,694
2,412	Dave & Buster’s Entertainment, Inc.*	135,796
1,574	Del Frisco’s Restaurant Group, Inc.*	26,758
2,144	del Taco Restaurants, Inc.*	30,273
4,856	Denny’s Corp.*	62,302
1,558	DineEquity, Inc.	119,966
1,346	Domino’s Pizza, Inc.	214,337
4,546	Dunkin’ Brands Group, Inc.	238,392
1,277	Fiesta Restaurant Group, Inc.*	38,118
624	Habit Restaurants, Inc. (The), Class A*	10,764
9,730	Hilton Worldwide Holdings, Inc.*	264,656
828	Hyatt Hotels Corp., Class A*^	45,755
7,221	Ilg, Inc.	131,206
6,233	International Game Technology plc	159,066
300	International Speedway Corp., Class A	11,040
2,548	Intrawest Resorts Holdings, Inc.*	45,482
1,792	Jack in the Box, Inc.	200,059
671	Jamba, Inc.*	6,911
666	La Quinta Holdings, Inc.*	9,464
9,975	Las Vegas Sands Corp.	532,765
2,136	Luby’s, Inc.*	9,142
4,334	Marriott International, Inc., Class A	358,335
2,136	Marriott Vacations Worldwide Corp.^	181,240
18,273	McDonald’s Corp.	2,224,191
24,340	MGM Resorts International*	701,722
341	Nathans Famous, Inc.*	22,131
5,162	Norwegian Cruise Line Holdings, Ltd.*	219,540
879	Panera Bread Co., Class A*^	180,274
2,292	Papa John’s International, Inc.^	196,149
2,267	Planet Fitness, Inc.	45,567
1,317	Popeyes Louisiana Kitchen, Inc.*^	79,652
763	Potbelly Corp.*	9,843
886	RCI Hospitality Holdings, Inc.	15,151
1,501	Red Lion Hotels Corp.*	12,533
878	Red Robin Gourmet Burgers*	49,519
4,589	Royal Caribbean Cruises, Ltd.	376,482
268	Ruby Tuesday, Inc.*	866
3,127	Ruth’s Hospitality Group, Inc.	57,224
2,300	Scientific Games Corp., Class A*	32,200
6,758	SeaWorld Entertainment, Inc.	127,929
3,076	Six Flags Entertainment Corp.	184,437
1,933	Sonic Corp.^	51,244
2,826	Speedway Motorsports, Inc.	61,239
38,423	Starbucks Corp.	2,133,245
4,257	Texas Roadhouse, Inc.	205,358
1,604	Town Sports International Holdings, Inc.*	4,010
1,246	Vail Resorts, Inc.	200,992
22,020	Wendy’s Co. (The)^	297,710
1,298	Wingstop, Inc.	38,408
3,982	Wyndham Worldwide Corp.	304,105

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
2,056	Wynn Resorts, Ltd.^	$177,865
4,136	Yum China Holdings, Inc.*	108,032
7,670	Yum! Brands, Inc.	485,741

		14,287,594

Household Durables (0.9%):
1,886	Beazer Homes USA, Inc.*	25,084
6,757	CalAtlantic Group, Inc.^	229,806
504	Cavco Industries, Inc.*	50,324
1,150	Century Communities, Inc.*	24,150
12,050	D.R. Horton, Inc.	329,327
1,137	Dixie Group, Inc. (The)*	4,093
1,910	Ethan Allen Interiors, Inc.	70,384
431	Flexsteel Industries, Inc.	26,580
5,743	Garmin, Ltd.	278,478
2,761	GoPro, Inc., Class A*^	24,048
3,020	Harman International Industries, Inc.	335,703
1,211	Helen of Troy, Ltd.*	102,269
500	Hooker Furniture Corp.	18,975
1,333	Installed Building Products, Inc.*	55,053
931	iRobot Corp.*^	54,417
4,827	KB Home	76,315
3,931	La-Z-Boy, Inc.	122,058
4,024	Leggett & Platt, Inc.^	196,693
7,538	Lennar Corp., Class A	323,606
368	Lennar Corp., Class B	12,696
1,206	LGI Homes, Inc.*^	34,648
1,249	Libbey, Inc.	24,306
1,017	Lifetime Brands, Inc.	18,052
2,789	M.D.C. Holdings, Inc.^	71,566
1,880	M/I Homes, Inc.*	47,338
3,168	Meritage Corp.*^	110,246
3,206	Mohawk Industries, Inc.*	640,174
4,983	Newell Rubbermaid, Inc.	222,491
150	NVR, Inc.*	250,350
13,213	PulteGroup, Inc.	242,855
1,730	Taylor Morrison Home Corp., Class A*^	33,320
3,400	Tempur Sealy International, Inc.*^	232,152
8,185	Toll Brothers, Inc.*	253,735
2,205	TopBuild Corp.*	78,498
10,253	TRI Pointe Homes, Inc.*^	117,704
2,946	Tupperware Brands Corp.^	155,019
718	Universal Electronics, Inc.*	46,347
203	WCI Communities, Inc.*	4,760
3,485	Whirlpool Corp.	633,468
2,147	William Lyon Homes, Class A*	40,857
1,918	Zagg, Inc.*^	13,618

		5,631,563

Household Products (1.1%):
1,985	Central Garden & Pet Co., Class A*	61,337
7,372	Church & Dwight Co., Inc.	325,769
3,732	Clorox Co. (The)	447,915
16,353	Colgate-Palmolive Co.	1,070,140
3,074	Energizer Holdings, Inc.	137,131
10,024	HRG Group, Inc.*	155,973

Continued

15

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Household Products, continued
6,918	Kimberly-Clark Corp.	$789,482
333	Oil-Dri Corp.	12,724
582	Orchids Paper Products Co.^	15,237
39,498	Procter & Gamble Co. (The)	3,320,992
1,509	Spectrum Brands Holdings, Inc.^	184,596
698	WD-40 Co.	81,596

		6,602,892

Independent Power & Renewable Electricity Producers (0.2%):
18,368	AES Corp. (The)	213,436
5,810	Atlantic Power Corp.*	14,525
22,655	Calpine Corp.*	258,948
7,034	Dynegy, Inc.*	59,508
14,628	NRG Energy, Inc.	179,339
2,123	NRG Yield, Inc., Class A	32,609
2,753	NRG Yield, Inc., Class C	43,497
3,058	Ormat Technologies, Inc.	163,970
3,976	Pattern Energy Group, Inc.^	75,504

		1,041,336

Industrial Conglomerates (1.2%):
16,212	3M Co., Class C	2,894,977
2,793	Carlisle Cos., Inc.	308,040
57,368	General Electric Co.	1,812,829
16,546	Honeywell International, Inc.	1,916,854
1,736	Raven Industries, Inc.	43,747
1,278	Roper Industries, Inc.	233,976

		7,210,423

Insurance (3.5%):
8,411	Aflac, Inc.	585,406
333	Alleghany Corp.*	202,504
3,973	Allied World Assurance Co. Holdings AG	213,390
7,676	Allstate Corp. (The)	568,945
4,095	AMBAC Financial Group, Inc.*	92,138
6,319	American Equity Investment Life Holding Co.	142,430
2,316	American Financial Group, Inc.	204,086
15,671	American International Group, Inc.	1,023,472
908	American National Insurance Co.	113,146
1,543	Amerisafe, Inc.	96,206
12,054	AmTrust Financial Services^	330,039
5,048	Aon plc	563,003
2,651	Arch Capital Group, Ltd.*	228,755
7,028	Arthur J. Gallagher & Co.	365,175
3,035	Aspen Insurance Holdings, Ltd.	166,925
3,262	Assurant, Inc.	302,909
8,505	Assured Guaranty, Ltd.	321,234
2,046	Axis Capital Holdings, Ltd.	133,542
9,302	Brown & Brown, Inc.	417,288
7,138	Chubb, Ltd.	943,073
3,539	Cincinnati Financial Corp.	268,079
2,176	Citizens, Inc.*	21,368
1,199	CNA Financial Corp.	49,759
2,354	Crawford & Co.	29,566
2,915	Crawford & Co., Class A	27,605
1,631	Donegal Group, Inc., Class A	28,510

Shares		Fair Value
Common Stocks, continued
Insurance, continued
1,546	EMC Insurance Group, Inc.	$46,395
2,393	Employers Holdings, Inc.	94,763
2,905	Endurance Specialty Holdings, Ltd.	268,422
874	Enstar Group, Ltd.*	172,790
3,309	Erie Indemnity Co., Class A	372,097
1,098	Everest Re Group, Ltd.	237,607
1,054	Federated National Holding Co.	19,699
7,368	First American Financial Corp.	269,890
8,665	FNF Group	294,263
21,335	Genworth Financial, Inc., Class A*	81,286
695	Global Indemnity, Ltd.*	26,556
2,383	Greenlight Capital Re, Ltd.*^	54,332
1,469	Hallmark Financial Services, Inc.*	17,084
1,978	Hanover Insurance Group, Inc. (The)	180,018
8,084	Hartford Financial Services Group, Inc. (The)	385,203
997	HCI Group, Inc.	39,362
1,317	Independence Holding Co.	25,747
566	Infinity Property & Casualty Corp.	49,751
153	Investors Title Co.	24,202
1,436	James River Group Holdings	59,666
2,904	Kemper Corp.	128,647
5,369	Lincoln National Corp.	355,804
6,949	Loews Corp.	325,422
5,556	Maiden Holdings, Ltd.	96,952
301	Markel Corp.*	272,255
12,507	Marsh & McLennan Cos., Inc.	845,348
2,658	Mercury General Corp.^	160,038
15,089	MetLife, Inc.	813,146
4,959	National General Holdings Corp.	123,925
262	National Western Life Group, Inc., Class A	81,430
830	Navigators Group, Inc.	97,733
14,768	Old Republic International Corp.	280,592
1,796	Onebeacon Insurance Group, Ltd.	28,826
4,021	Primerica, Inc.^	278,052
11,782	Principal Financial Group, Inc.^	681,707
2,541	ProAssurance Corp.	142,804
10,900	Progressive Corp. (The)	386,950
7,056	Prudential Financial, Inc.	734,247
1,338	Reinsurance Group of America, Inc.	168,361
1,958	RenaissanceRe Holdings, Ltd.	266,719
2,255	RLI Corp.^	142,358
854	Safety Insurance Group, Inc.	62,940
3,298	Selective Insurance Group, Inc.	141,979
2,664	State Auto Financial Corp.	71,422
1,761	Stewart Information Services Corp.^	81,147
3,912	Third Point Reinsurance, Ltd.*	45,184
3,870	Torchmark Corp.	285,451
10,660	Travelers Cos., Inc. (The)	1,304,996
1,438	United Fire Group, Inc.	70,706
1,616	United Insurance Holdings Co.	24,466
3,169	Universal Insurance Holdings, Inc.	90,000
7,583	UnumProvident Corp.	333,121
3,791	Validus Holdings, Ltd.	208,543
5,166	W.R. Berkley Corp.	343,591

Continued

16

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Insurance, continued
322	White Mountains Insurance Group, Ltd.	$269,208
2,119	Willis Towers Watson plc	259,111
4,400	Wmih Corp.*	6,820
4,856	XL Group, Ltd.	180,935

		20,348,622

Internet & Direct Marketing Retail (1.7%):
2,093	1-800 Flowers.com, Inc., Class A*	22,395
9,398	Amazon.com, Inc.*	7,047,279
691	Blue Nile, Inc.	28,075
2,685	CafePress, Inc.*^	7,894
2,936	Expedia, Inc.	332,590
185	FTD Cos., Inc.*	4,410
3,111	HSN, Inc.	106,707
1,155	Liberty Expedia Holdings, Class A*	45,819
5,384	Liberty TripAdvisor Holdings, Inc., Class A*	81,029
1,732	Liberty Ventures, Series A, Class A*	63,859
2,619	Netflix, Inc.*	324,232
1,637	Nutri/System, Inc.	56,722
820	Overstock.com, Inc.*	14,350
1,164	PetMed Express, Inc.^	26,853
1,013	Priceline Group, Inc. (The)*	1,485,120
1,959	Shutterfly, Inc.*	98,303
2,147	TripAdvisor, Inc.*	99,556

		9,845,193

Internet Software & Services (2.2%):
3,020	Actua Corp.*^	42,280
7,524	Akamai Technologies, Inc.*	501,700
3,423	Alphabet, Inc., Class A*	2,712,556
3,562	Alphabet, Inc., Class C*	2,749,224
429	Bankrate, Inc.*	4,740
913	Bazaarvoice, Inc.*	4,428
2,377	Blucora, Inc.*	35,061
1,203	Carbonite, Inc.*	19,729
1,744	Cimpress NV*^	159,768
468	CoStar Group, Inc.*	88,213
2,881	DHI Group, Inc.*	18,006
8,462	EarthLink Holdings Corp.	47,726
20,891	eBay, Inc.*	620,254
990	Envestnet, Inc.*^	34,898
28,826	Facebook, Inc., Class A*	3,316,432
1,451	GoDaddy, Inc., Class A*^	50,712
2,338	GrubHub, Inc.*	87,956
2,548	GTT Communications, Inc.*	73,255
3,192	IAC/InterActiveCorp*	206,810
3,284	Internap Network Services Corp.*	5,057
3,214	Intralinks Holdings, Inc.*	43,453
2,946	j2 Global, Inc.^	240,983
1,546	Leaf Group, Ltd.*	10,126
5,660	Limelight Networks, Inc.*	14,263
1,736	Liquidity Services, Inc.*	16,926
540	LogMeIn, Inc.	52,137
2,502	Marchex, Inc., Class B*	6,630
2,297	Meetme, Inc.*^	11,324
3,759	NIC, Inc.	89,840

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
1,082	Numerex Corp., Class A*	$8,007
2,520	QuinStreet, Inc.*	9,475
752	Qumu Corp.*	1,790
2,745	RealNetworks, Inc.*	13,341
401	Reis, Inc.^	8,922
2,683	RetailMeNot, Inc.*	24,952
981	Shutterstock, Inc.*^	46,617
585	Stamps.com, Inc.*^	67,070
1,895	TechTarget*	16,164
1,344	Travelzoo, Inc.*	12,634
3,390	Tremor Video, Inc.*	8,441
4,951	Twitter, Inc.*^	80,701
3,098	VeriSign, Inc.*^	235,665
4,619	Web.com Group, Inc.*	97,692
2,330	WebMD Health Corp.*	115,498
1,311	XO Group, Inc.*	25,499
13,234	Yahoo!, Inc.*	511,759
700	Yelp, Inc.*^	26,691
1,125	Zillow Group, Inc., Class A*	41,006
2,504	Zillow Group, Inc., Class C*^	91,321

		12,707,732

IT Services (4.0%):
16,856	Accenture plc, Class C	1,974,344
3,417	Acxiom Corp.*	91,576
2,162	Alliance Data Systems Corp.	494,017
5,531	Amdocs, Ltd.	322,181
10,094	Automatic Data Processing, Inc.	1,037,461
936	Black Knight Financial Services, Inc., Class A*^	35,381
1,732	Blackhawk Network Holdings, Inc.*^	65,253
8,907	Booz Allen Hamilton Holding Corp.	321,275
4,071	Broadridge Financial Solutions, Inc.	269,907
1,304	CACI International, Inc., Class A*	162,087
4,434	Cardtronics plc*^	241,963
521	Cass Information Systems, Inc.	38,330
5,879	CIBER, Inc.*	3,714
11,008	Cognizant Technology Solutions Corp., Class A*	616,778
5,969	Computer Sciences Corp.	354,678
5,424	Convergys Corp.	133,213
5,794	CoreLogic, Inc.*	213,393
2,608	CSG Systems International, Inc.	126,227
7,054	CSRA, Inc.	224,599
1,260	Datalink Corp.*	14,188
2,749	DST Systems, Inc.	294,555
1,894	Epam Systems, Inc.*^	121,803
3,396	Euronet Worldwide, Inc.*	245,972
4,871	Everi Holdings, Inc.*	10,570
1,396	Exlservice Holdings, Inc.*	70,414
4,709	Fidelity National Information Services, Inc.	356,189
5,989	Fiserv, Inc.*	636,511
1,827	FleetCor Technologies, Inc.*	258,557
825	Forrester Research, Inc.	35,434
2,317	Gartner, Inc.*	234,179
6,266	Genpact, Ltd.*	152,514
3,996	Global Payments, Inc.	277,362

Continued

17

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
IT Services, continued
1,357	Hackett Group, Inc. (The)	$23,965
24,294	International Business Machines Corp.	4,032,562
2,731	Jack Henry & Associates, Inc.	242,458
7,258	Leidos Holdings, Inc.	371,174
4,003	Lionbridge Technologies, Inc.*	23,217
1,840	ManTech International Corp., Class A	77,740
25,684	MasterCard, Inc., Class A	2,651,873
3,978	Maximus, Inc.^	221,933
3,966	ModusLink Global Solutions, Inc.*	5,790
2,787	MoneyGram International, Inc.*	32,914
1,007	NCI, Inc., Class A	14,048
3,102	NeuStar, Inc., Class A*	103,607
8,899	Paychex, Inc.	541,771
11,658	PayPal Holdings, Inc.*	460,141
2,322	Perficient, Inc.*	40,612
840	PFSweb, Inc.*	7,140
2,200	Sabre Corp.^	54,890
2,591	Science Applications International Corp.	219,717
3,035	Servicesource International, Inc.*	17,239
1,241	StarTek, Inc.*	10,486
3,283	Sykes Enterprises, Inc.*	94,747
4,553	Syntel, Inc.^	90,104
3,701	TeleTech Holdings, Inc.	112,881
7,782	Teradata Corp.*^	211,437
6,585	Total System Services, Inc.	322,863
5,685	Travelport Worldwide, Ltd.	80,159
3,021	Unisys Corp.*	45,164
5,853	Vantive, Inc., Class A*	348,956
899	Virtusa Corp.*	22,583
36,614	Visa, Inc., Class A	2,856,625
19,383	Western Union Co.^	420,999
1,662	WEX, Inc.*	185,479

		23,379,899

Leisure Products (0.3%):
864	Arctic Cat, Inc.*	12,977
5,928	Brunswick Corp.	323,313
3,789	Callaway Golf Co.	41,527
658	Escalade, Inc.	8,686
4,480	Hasbro, Inc.^	348,499
503	Johnson Outdoors, Inc., A	19,964
531	Malibu Boats, Inc.*	10,131
662	Marine Products Corp.	9,182
9,123	Mattel, Inc.^	251,339
1,932	Nautilus Group, Inc.*^	35,742
2,607	Polaris Industries, Inc.^	214,791
3,582	Smith & Wesson Holding Corp.*^	75,509
1,015	Sturm, Ruger & Co., Inc.^	53,491
2,859	Vista Outdoor, Inc.*	105,497

		1,510,648

Life Sciences Tools & Services (0.8%):
7,900	Agilent Technologies, Inc.	359,924
1,366	Bio-Rad Laboratories, Inc., Class A*	248,994
1,595	Bio-Techne Corp.	164,014
7,817	Bruker Corp.	165,564

Shares		Fair Value
Common Stocks, continued
Life Sciences Tools & Services, continued
2,431	Cambrex Corp.*	$131,152
3,826	Charles River Laboratories International, Inc.*	291,503
1,700	Enzo Biochem, Inc.*	11,798
1,979	Harvard Bioscience, Inc.*	6,036
2,578	Illumina, Inc.*	330,087
2,326	INC Research Holdings, Inc., Class A*	122,348
2,457	Luminex Corp.*	49,705
1,117	Mettler-Toledo International, Inc.*	467,532
1,400	Neogenomics, Inc.*^	11,998
4,123	PAREXEL International Corp.*	270,964
3,558	PerkinElmer, Inc.	185,550
2,855	Pra Health Sciences, Inc.*	157,368
1,485	Quintiles Transnational Holdings, Inc.*	112,934
6,934	Thermo Fisher Scientific, Inc.	978,387
7,549	VWR Corp.*	188,951
2,208	Waters Corp.*	296,733

		4,551,542

Machinery (2.8%):
5,194	AGCO Corp.^	300,525
652	Alamo Group, Inc.	49,617
2,170	Albany International Corp., Class A	100,471
6,677	Allison Transmission Holdings, Inc.	224,948
1,977	Altra Industrial Motion Corp.	72,951
1,107	American Railcar Industries	50,136
1,445	ARC Group Worldwide, Inc.*	6,358
1,605	Astec Industries, Inc.	108,273
3,610	Barnes Group, Inc.	171,186
911	Blue Bird Corp.*	14,075
800	Briggs & Stratton Corp.	17,808
11,198	Caterpillar, Inc.^	1,038,502
2,289	Chart Industries, Inc.*	82,450
1,021	CIRCOR International, Inc.	66,242
3,041	CLARCOR, Inc.	250,791
5,831	Colfax Corp.*	209,508
1,526	Columbus McKinnon Corp.	41,263
2,706	Commercial Vehicle Group, Inc.*	14,964
3,811	Crane Co.	274,849
3,616	Cummins, Inc.	494,198
6,563	Deere & Co.	676,251
8,591	Donaldson Co., Inc.^	361,509
1,924	Douglas Dynamics, Inc.	64,743
6,717	Dover Corp.	503,304
716	EnPro Industries, Inc.	48,230
1,981	ESCO Technologies, Inc.	112,224
4,690	Federal Signal Corp.	73,211
3,914	Flowserve Corp.^	188,068
4,043	Fortive Corp.	216,826
2,760	Franklin Electric Co., Inc.	107,364
694	FreightCar America, Inc.^	10,361
1,569	Gencor Industries, Inc.*	24,633
1,203	Global Brass & Copper Holdings, Inc.	41,263
1,617	Gorman-Rupp Co. (The)	50,046
4,041	Graco, Inc.	335,767
1,612	Greenbrier Cos, Inc.^	66,979

Continued

18

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Machinery, continued
995	Hardinge, Inc.	$11,025
7,203	Harsco Corp.	97,961
4,761	Hillenbrand, Inc.	182,584
490	Hurco Cos, Inc.	16,219
1,063	Hyster-Yale Materials Handling, Inc., Class A	67,788
2,196	IDEX Corp.	197,772
8,094	Illinois Tool Works, Inc.	991,190
7,989	Ingersoll-Rand plc	599,494
5,449	ITT, Inc.	210,168
1,662	John Bean Technologies Corp.	142,849
598	Kadant, Inc.	36,598
4,427	Kennametal, Inc.	138,388
143	Key Technology, Inc.*	1,667
787	L.B. Foster Co., Class A	10,703
2,794	Lincoln Electric Holdings, Inc.	214,216
539	Lindsay Corp.	40,215
774	Lydall, Inc.*	47,872
1,213	Manitex International, Inc.*	8,321
10,121	Manitowoc Co., Inc. (The)*	60,524
8,494	Manitowoc Foodservice, Inc.*^	164,189
5,860	Meritor, Inc.*	72,781
1,601	Middleby Corp. (The)*	206,225
3,785	Mueller Industries, Inc.	151,249
15,347	Mueller Water Products, Inc., Class A	204,269
4,067	Navistar International Corp.*	127,582
1,258	NN, Inc.	23,965
2,257	Nordson Corp.	252,897
158	Omega Flex, Inc.	8,810
6,301	OshKosh Corp.	407,108
7,045	PACCAR, Inc.	450,176
2,722	Parker Hannifin Corp.	381,080
5,836	Pentair plc	327,225
976	Proto Labs, Inc.*^	50,118
1,060	RBC Bearings, Inc.*	98,379
9,209	Rexnord Corp.*	180,404
2,202	Snap-On, Inc.	377,137
2,342	SPX Corp.*	55,552
2,342	SPX FLOW, Inc.*	75,085
775	Standex International Corp.	68,084
4,454	Stanley Black & Decker, Inc.	510,828
1,670	Sun Hydraulics Corp.^	66,750
953	Supreme Industires, Inc., Class A	14,962
1,121	Tennant Co.	79,815
4,808	Terex Corp.	151,596
3,355	Timken Co.	133,194
3,046	Titan International, Inc.	34,146
4,544	Toro Co.	254,237
3,413	TriMas Corp.*	80,206
14,684	Trinity Industries, Inc.^	407,628
5,806	Wabash National Corp.*^	91,851
1,688	WABCO Holdings, Inc.*	179,181
3,243	Wabtec Corp.^	269,234
1,165	Watts Water Technologies, Inc., Class A	75,958
4,166	Woodward, Inc.	287,662

Shares		Fair Value
Common Stocks, continued
Machinery, continued
935	Xerium Technologies, Inc.*	$5,255
4,848	Xylem, Inc.	240,073

		16,110,339

Marine (0.1%):
1,680	Eagle Bulk Shipping, Inc.*	9,828
2,992	Kirby Corp.*^	198,968
3,233	Matson, Inc.	114,416

		323,212

Media (3.0%):
1,468	A.H. Belo Corp., Class A	9,322
1,959	AMC Entertainment Holdings, Inc., Class A^	65,920
1,629	AMC Networks, Inc., Class A*^	85,262
270	Cable One, Inc.	167,867
182	CBS Corp., Class A	11,766
9,784	CBS Corp., Class B	622,458
2,224	Charter Communications, Inc., Class A*	640,333
7,978	Cinemark Holdings, Inc.	306,036
1,661	Clear Channel Outdoor Holdings, Inc., Class A	8,388
64,392	Comcast Corp., Class A	4,446,267
7,549	Discovery Communications, Inc., Class A*^	206,918
9,189	Discovery Communications, Inc., Class C*	246,081
5,853	DISH Network Corp., Class A*	339,064
4,131	E.W. Scripps Co. (The), Class A*^	79,852
2,473	Entercom Communications Corp.	37,837
4,792	Entravision Communications Corp., Class A	33,544
1,834	Eros International plc*^	23,934
6,638	Gannett Co., Inc.	64,455
4,886	Gray Television, Inc.*	53,013
4,727	Harte-Hanks, Inc.	7,138
13,729	Interpublic Group of Cos., Inc. (The)	321,396
3,547	John Wiley & Sons, Inc., Class A	193,312
192	John Wiley & Sons, Inc., Class B	10,497
247	Liberty Braves Group, Class A*	5,061
527	Liberty Braves Group, Class C*	10,851
563	Liberty Broadband Corp., Class A*	40,795
3,300	Liberty Broadband Corp., Class C*^	244,431
619	Liberty Media Group, Class A*	19,406
1,318	Liberty Media Group, Class C*	41,293
2,477	Liberty SiriusXM Group, Class A*	85,506
5,273	Liberty SiriusXM Group, Class C*	178,860
753	Lions Gate Entertainment Corp., Class A*	20,256
4,332	Lions Gate Entertainment Corp., Class B*	106,307
7,488	Live Nation, Inc.*	199,181
876	Madison Square Garden Co. (The), Class A*	150,243
9,820	Media General, Inc.*	184,911
2,849	Meredith Corp.^	168,518
2,629	MSG Networks, Inc., Class A*	56,524
3,726	National CineMedia, Inc.	54,884
2,511	New Media Investment Group, Inc.	40,151
5,102	New York Times Co. (The), Class A	67,857
8,725	News Corp., Class A	99,989
4,904	News Corp., Class B	57,867
1,755	Nexstar Broadcasting Group, Inc., Class A	111,092
6,406	Omnicom Group, Inc.^	545,215

Continued

19

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Media, continued
1,419	Reading International, Inc., Class A*	$23,555
8,109	Regal Entertainment Group, Class A	167,045
1,853	Scholastic Corp.	87,999
4,121	Scripps Networks Interactive, Class C^	294,116
2,737	Sinclair Broadcast Group, Inc., Class A^	91,279
36,686	Sirius XM Holdings, Inc.^	163,253
10,486	Tegna, Inc.	224,296
15,669	Time Warner, Inc.	1,512,528
6,987	Time, Inc.	124,718
933	Tronc, Inc.^	12,941
23,830	Twenty-First Century Fox, Inc.	668,192
8,290	Twenty-First Century Fox, Inc., Class B	225,903
442	Viacom, Inc., Class A	17,017
12,859	Viacom, Inc., Class B	451,351
29,471	Walt Disney Co. (The)	3,071,467
1,692	World Wrestling Entertainment, Inc., Class A	31,133

		17,636,651

Metals & Mining (0.7%):
16,272	AK Steel Holding Corp.*^	166,137
3,218	Alcoa Corp.*	90,361
6,283	Allegheny Technologies, Inc.^	100,088
799	Ampco-Pittsburgh Corp.	13,383
3,052	Carpenter Technology Corp.^	110,391
4,968	Century Aluminum Co.*^	42,526
10,120	Cliffs Natural Resources, Inc.*	85,109
9,476	Commercial Metals Co.	206,387
2,984	Compass Minerals International, Inc.^	233,796
9,823	Ferroglobe plc(a)	106,383
35,575	Freeport-McMoRan Copper & Gold, Inc.*	469,235
2,945	Gold Resource Corp.	12,811
468	Handy & Harman, Ltd.*	11,957
943	Haynes International, Inc.^	40,540
29,166	Hecla Mining Co.	152,830
151	Kaiser Aluminum Corp.	11,731
1,359	Materion Corp.	53,816
12,309	McEwen Mining, Inc.	35,819
10,995	Newmont Mining Corp.	374,600
5,905	Nucor Corp.	351,466
700	Olympic Steel, Inc.	16,961
3,298	Reliance Steel & Aluminum Co.	262,323
3,069	Royal Gold, Inc.	194,421
1,500	Ryerson Holding Corp.*	20,025
1,365	Schnitzer Steel Industries, Inc., Class A	35,081
1,772	Southern Copper Corp.^	56,598
5,822	Steel Dynamics, Inc.	207,147
7,009	Stillwater Mining Co.*	112,915
3,673	SunCoke Energy, Inc.*	41,652
701	Synalloy Corp.*	7,676
1,400	TimkenSteel Corp.*^	21,672
7,131	United States Steel Corp.	235,394
548	Universal Stainless & Alloy Products, Inc.*	7,403
2,898	Worthington Industries, Inc.	137,481

		4,026,115

Shares		Fair Value
Common Stocks, continued
Multiline Retail (0.7%):
4,485	Big Lots, Inc.	$225,192
3,183	Dillard’s, Inc., Class A^	199,542
6,815	Dollar General Corp.	504,787
4,239	Dollar Tree, Inc.*	327,166
1,212	Gordmans Stores, Inc.*	830
18,758	J.C. Penney Co., Inc.*	155,879
14,751	Kohl’s Corp.^	728,404
13,447	Macy’s, Inc.	481,537
6,850	Nordstrom, Inc.	328,321
2,966	Ollie’s Bargain Outlet Holdings, Inc.*	84,383
14,447	Target Corp.	1,043,507

		4,079,548

Multi-Utilities (0.8%):
6,827	Ameren Corp.	358,143
3,449	Avista Corp.^	137,926
2,740	Black Hills Corp.^	168,072
9,831	CenterPoint Energy, Inc.	242,236
7,809	CMS Energy Corp.	325,011
4,703	Consolidated Edison, Inc.	346,517
10,556	Dominion Resources, Inc.	808,483
3,615	DTE Energy Co.	356,114
5,763	MDU Resources Group, Inc.^	165,802
9,333	NiSource, Inc.	206,633
2,365	NorthWestern Corp.^	134,498
8,581	Public Service Enterprise Group, Inc.	376,533
3,404	SCANA Corp.	249,445
3,551	Sempra Energy	357,373
844	Unitil Corp.	38,267
5,394	Vectren Corp.	281,297
4,778	WEC Energy Group, Inc.	280,230

		4,832,580

Oil, Gas & Consumable Fuels (3.8%):
359	Abraxas Petroleum Corp.*	923
332	Adams Resources & Energy, Inc.	13,164
6,084	Alon USA Energy, Inc.	69,236
3,807	Anadarko Petroleum Corp.	265,462
5,191	Antero Resources Corp.*	122,767
2,109	Apache Corp.	133,858
5,397	Cabot Oil & Gas Corp.	126,074
4,230	Callon Petroleum Co.*^	65,015
6,161	Cheniere Energy, Inc.*	255,250
35,729	Chesapeake Energy Corp.*^	250,818
26,074	Chevron Corp.	3,068,909
884	Cimarex Energy Co.	120,136
7,534	Clean Energy Fuel Corp.*	21,547
3,508	Cloud Peak Energy, Inc.*	19,680
20,955	Cobalt International Energy, Inc.*	25,565
1,095	Concho Resources, Inc.*	145,197
19,011	ConocoPhillips Co.	953,212
13,717	CONSOL Energy, Inc.	250,061
1,423	Contango Oil & Gas Co.*	13,291
2,157	Continental Resources, Inc.*^	111,172
3,623	CVR Energy, Inc.^	91,988
3,590	Delek US Holdings, Inc.	86,411

Continued

20

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
23,516	Denbury Resources, Inc.*^	$86,539
3,324	Devon Energy Corp.	151,807
8,860	DHT Holdings, Inc.	36,680
984	Diamondback Energy, Inc.*	99,443
15,555	Eclipse Resources Corp.*	41,532
3,131	Energen Corp.*	180,565
6,042	Enlink Midstream LLC	115,100
5,950	EOG Resources, Inc.	601,545
8,400	EP Energy Corp., Class A*^	55,020
3,072	EQT Corp.	200,909
42,589	Exxon Mobil Corp.	3,844,082
4,505	Gaslog, Ltd.	72,531
388	Green Plains Renewable Energy, Inc.	10,806
5,413	Gulfport Energy Corp.*	117,137
2,222	Hallador Energy Co.	20,198
4,463	Hess Corp.	278,000
6,013	HollyFrontier Corp.^	196,986
3,242	Jones Energy, Inc., Class A*	16,210
30,682	Kinder Morgan, Inc.	635,424
16,008	Kosmos Energy LLC*	112,215
2,301	Laredo Petroleum Holdings, Inc.*	32,536
18,340	Marathon Oil Corp.	317,465
15,958	Marathon Petroleum Corp.	803,485
3,977	Murphy Oil Corp.^	123,804
1,997	Newfield Exploration Co.*	80,879
8,543	Noble Energy, Inc.	325,147
11,184	Oasis Petroleum, Inc.*	169,326
8,368	Occidental Petroleum Corp.	596,053
8,157	ONEOK, Inc.	468,293
2,263	Pacific Ethanol, Inc.*	21,499
1,401	Panhandle Oil & Gas, Inc., Class A	32,994
3,519	Parsley Energy, Inc., Class A*	124,010
6,440	PBF Energy, Inc., Class A^	179,547
3,068	PDC Energy, Inc.*	222,675
5,200	Phillips 66	449,332
1,605	Pioneer Natural Resources Co.	289,012
6	PrimeEnergy Corp.*	324
11,284	QEP Resources, Inc.*	207,738
4,715	Range Resources Corp.	162,007
3,344	Renewable Energy Group, Inc.*	32,437
374	REX American Resources Corp.*	36,933
8,064	Rice Energy, Inc.*	172,166
1,820	Ring Energy, Inc.*	23,642
5,130	RSP Permian, Inc.*	228,901
14,497	Scorpio Tankers, Inc.^	65,671
3,285	SemGroup Corp., Class A^	137,149
5,342	Ship Finance International^	79,329
4,595	SM Energy Co.	158,436
14,441	Southwestern Energy Co.*^	156,252
9,053	Spectra Energy Corp.	371,988
8,098	Synergy Resources Corp.*	72,153
5,426	Targa Resources Corp.^	304,236
6,407	Teekay Shipping Corp.^	51,448
9,185	Tesoro Corp.	803,228

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
13,823	Valero Energy Corp.	$944,387
8,471	Western Refining, Inc.	320,627
11,919	Whiting Petroleum Corp.*^	143,266
8,981	Williams Cos., Inc. (The)	279,668
3,558	World Fuel Services Corp.	163,348
17,173	WPX Energy, Inc.*	250,211

		22,484,067

Paper & Forest Products (0.2%):
3,411	Boise Cascade Co.*	76,748
1,659	Clearwater Paper Corp.*	108,747
375	Deltic Timber Corp.	28,901
4,068	Domtar Corp.	158,774
9,067	KapStone Paper & Packaging Corp.	199,927
6,141	Louisiana-Pacific Corp.*	116,249
5,575	Mercer International, Inc.	59,374
1,274	Neenah Paper, Inc.	108,545
700	P.H. Glatfelter Co.	16,723
7,266	Resolute Forest Products*	38,873
2,301	Schweitzer-Mauduit International, Inc.	104,765

		1,017,626

Personal Products (0.3%):
22,998	Avon Products, Inc.*	115,910
15,761	Coty, Inc., Class A	288,584
2,990	Edgewell Personal Care Co.*	218,240
5,076	Estee Lauder Co., Inc. (The), Class A	388,264
2,955	Herbalife, Ltd.*^	142,254
1,755	Inter Parfums, Inc.	57,476
923	Medifast, Inc.	38,424
1,236	Natures Sunshine Products, Inc.	18,540
4,808	Nu Skin Enterprises, Inc., Class A	229,726
723	Nutraceutical International Corp.	25,269
2,385	Revlon, Inc.*	69,523
340	United-Guardian, Inc.	5,270
1,364	Usana Health Sciences, Inc.*^	83,477

		1,680,957

Pharmaceuticals (3.0%):
7,282	Akorn, Inc.*^	158,966
5,772	Allergan plc*	1,212,178
2,003	Amphastar Pharmaceuticals, Inc.*^	36,895
400	ANI Pharmaceuticals, Inc.*	24,248
1,490	Aralez Pharmacuticals, Inc.*	6,571
12,668	Bristol-Myers Squibb Co.	740,318
4,513	Catalent, Inc.*	121,670
1,290	Corcept Therapeutics, Inc.*	9,365
1,468	Cumberland Pharmaceuticals, Inc.*	8,074
17,803	Eli Lilly & Co.	1,309,411
4,308	Endo International plc*	70,953
8,867	Horizon Pharma plc*	143,468
2,984	Impax Laboratories, Inc.*	39,538
1,011	Jazz Pharmaceuticals plc*	110,229
49,880	Johnson & Johnson Co.	5,746,675
3,439	Lannett Co., Inc.*^	75,830
42	Lipocine, Inc.*	155

Continued

21

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
3,682	Mallinckrodt plc*	$183,437
3,639	Medicines Co. (The)*^	123,508
44,315	Merck & Co., Inc.	2,608,824
3,026	Mylan NV*	115,442
728	Perrigo Co. plc	60,591
105,721	Pfizer, Inc.	3,433,818
793	Phibro Animal Health Corp., Class A	23,235
3,358	Prestige Brands Holdings, Inc.*	174,952
870	Sciclone Pharmaceuticals, Inc.*	9,396
2,641	Sucampo Pharmaceuticals, Inc., Class A*	35,786
1,789	Supernus Pharmaceuticals, Inc.*	45,172
923	Taro Pharmaceutical Industries, Ltd.*	97,164
12,563	Zoetis, Inc.	672,497
1,517	Zogenix, Inc.*	18,432

		17,416,798

Professional Services (0.7%):
846	Advisory Board Co. (The)*	28,130
494	Barrett Business Services, Inc.	31,665
3,745	CBIZ, Inc.*	51,307
1,503	CDI Corp.*	11,122
1,900	CEB, Inc.	115,140
456	CRA International, Inc.	16,690
2,185	Dun & Bradstreet Corp.	265,084
3,281	Equifax, Inc.	387,913
1,564	Exponent, Inc.	94,309
1,105	Franklin Covey Co.*	22,266
3,151	FTI Consulting, Inc.*	142,047
1,304	GP Strategies Corp.*	37,294
1,205	Heidrick & Struggles International, Inc.	29,101
3,834	Hill International, Inc.*	16,678
1,763	Huron Consulting Group, Inc.*	89,296
1,472	ICF International, Inc.*	81,254
974	Insperity, Inc.	69,105
1,623	Kelly Services, Inc., Class A	37,199
2,263	Kforce, Inc.	52,275
3,332	Korn/Ferry International	98,061
4,477	Manpower, Inc.	397,871
1,887	Mistras Group, Inc.*	48,458
3,651	Navigant Consulting, Inc.*	95,583
7,090	Nielsen Holdings plc	297,426
3,930	On Assignment, Inc.*	173,549
2,125	Resources Connection, Inc.	40,906
6,639	Robert Half International, Inc.	323,850
4,146	RPX Corp.*	44,777
2,853	TransUnion*	88,243
2,994	TriNet Group, Inc.*	76,706
2,713	Trueblue, Inc.*	66,875
5,710	Verisk Analytics, Inc.*	463,482
840	Volt Information Sciences, Inc.*	5,754
633	Willdan Group, Inc.*	14,299

		3,813,715

Real Estate Management & Development (0.3%):
3,247	Alexander & Baldwin, Inc.	145,693
400	Altisource Portfolio Solutions*^	10,636

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
875	Av Homes, Inc.*	$13,825
11,461	CBRE Group, Inc., Class A*	360,907
339	Consolidated-Tomoka Land Co.	18,109
2,547	Forestar Group, Inc.*	33,875
232	FRP Holdings, Inc.*	8,746
318	Griffin Industrial Realty, Inc.	10,090
2,632	HFF, Inc., Class A	79,618
1,889	Howard Hughes Corp. (The)*	215,535
1,690	Jones Lang LaSalle, Inc.	170,758
5,386	Kennedy-Wilson Holdings, Inc.	110,413
2,112	Marcus & Millichap, Inc.*	56,433
988	RE/MAX Holdings, Inc., Class A	55,328
7,526	Realogy Holdings Corp.	193,644
1,206	Tejon Ranch Co.*	30,669
1,038	The RMR Group, Inc., Class A	41,001
3,157	The St. Joe Co.*^	59,983

		1,615,263

Road & Rail (1.2%):
1,070	AMERCO, Inc.^	395,461
1,475	ArcBest Corp.	40,784
9,455	Avis Budget Group, Inc.*	346,809
2,663	Celadon Group, Inc.	19,040
1,699	Covenant Transportation Group, Inc., Class A*	32,859
19,297	CSX Corp.	693,341
3,125	Genesee & Wyoming, Inc., Class A*	216,906
6,907	Heartland Express, Inc.	140,627
660	Hertz Global Holdings, Inc.*	14,230
3,855	J.B. Hunt Transport Services, Inc.	374,205
4,667	Kansas City Southern	395,995
6,669	Knight Transportation, Inc.^	220,410
2,653	Landstar System, Inc.	226,301
6,406	Norfolk Southern Corp.	692,296
4,149	Old Dominion Freight Line, Inc.*	355,943
2,916	Roadrunner Transportation System, Inc.*	30,297
5,496	Ryder System, Inc.	409,122
1,912	Saia, Inc.*	84,415
8,442	Swift Transportation Co.*^	205,647
20,700	Union Pacific Corp.	2,146,177
2,010	Universal Truckload Services, Inc.	32,864
1,023	USA Truck, Inc.*	8,910
6,273	Werner Enterprises, Inc.^	169,057
1,829	YRC Worldwide, Inc.*	24,289

		7,275,985

Semiconductors & Semiconductor Equipment (3.5%):
1,825	Advanced Energy Industries, Inc.*	99,919
24,384	Advanced Micro Devices, Inc.*	276,515
2,031	Alpha & Omega Semiconductor, Ltd.*	43,199
22,065	Amkor Technology, Inc.*^	232,786
3,628	Analog Devices, Inc.	263,465
16,074	Applied Materials, Inc.	518,708
1,615	Axcelis Technologies, Inc.*	23,498
1,701	AXT, Inc.*	8,165
2,548	Broadcom, Ltd.	450,410
3,846	Brooks Automation, Inc.	65,651

Continued

22

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
1,455	Cabot Microelectronics Corp.	$91,912
838	Cavium, Inc.*	52,325
437	CEVA, Inc.*	14,661
3,276	Cirrus Logic, Inc.*	185,225
1,955	Cohu, Inc.	27,175
5,124	Cree, Inc.*^	135,222
16,617	Cypress Semiconductor Corp.^	190,098
3,151	Diodes, Inc.*	80,886
7,419	Entegris, Inc.*	132,800
2,694	Exar Corp.*	29,041
2,896	First Solar, Inc.*^	92,933
3,971	FormFactor, Inc.*	44,475
1,314	GSI Technology, Inc.*	8,147
6,611	Integrated Device Technology, Inc.*	155,755
131,000	Intel Corp.	4,751,371
5,554	Intersil Corp., Class A	123,854
2,413	IXYS Corp.	28,715
6,380	KLA-Tencor Corp.	501,978
3,756	Kopin Corp.*	10,667
3,624	Kulicke & Soffa Industries, Inc.*	57,803
6,358	Lam Research Corp.	672,231
6,641	Lattice Semiconductor Corp.*	48,878
8,137	Linear Technology Corp.	507,342
740	MA-COM Technology Solutions Holdings, Inc.*^	34,247
1,550	MagnaChip Semiconductor Corp.*	9,610
14,635	Marvell Technology Group, Ltd.	202,988
5,668	Maxim Integrated Products, Inc.	218,615
2,590	MaxLinear, Inc., Class A*	56,462
3,686	Microchip Technology, Inc.^	236,457
44,921	Micron Technology, Inc.*	984,668
4,902	Microsemi Corp.*	264,561
2,866	MKS Instruments, Inc.	170,240
306	Monolithic Power Systems, Inc.^	25,071
1,348	Nanometrics, Inc.*	33,781
1,500	Neophotonics Corp.*	16,215
150	NVE Corp.	10,715
21,938	NVIDIA Corp.	2,341,663
25,792	ON Semiconductor Corp.*^	329,106
1,438	PDF Solutions, Inc.*^	32,427
5,010	Photronics, Inc.*	56,613
999	Power Integrations, Inc.	67,782
2,939	Qorvo, Inc.*	154,973
28,120	QUALCOMM, Inc.	1,833,425
2,529	Rambus, Inc.*	34,824
2,429	Rudolph Technologies, Inc.*	56,717
3,322	Semtech Corp.*	104,809
1,920	Sigma Designs, Inc.*	11,520
867	Silicon Laboratories, Inc.*	56,355
6,757	Skyworks Solutions, Inc.^	504,478
5,527	Sunpower Corp.*^	36,533
1,692	Synaptics, Inc.*^	90,657
10,229	Teradyne, Inc.	259,817
3,673	Tessera Holding Corp.	162,347
22,921	Texas Instruments, Inc.	1,672,545

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
2,037	Ultratech, Inc.*	$48,847
3,054	Veeco Instruments, Inc.*	89,024
1,889	Versum Materials, Inc.*	53,024
3,038	Xcerra Corp.*	23,210
6,925	Xilinx, Inc.	418,062

		20,628,198

Software (3.5%):
7,811	ACI Worldwide, Inc.*	141,770
6,622	Activision Blizzard, Inc.	239,120
5,352	Adobe Systems, Inc.*	550,988
1,009	American Software, Inc., Class A	10,423
2,253	ANSYS, Inc.*	208,380
5,023	Aspen Technology, Inc.*	274,658
2,234	Autodesk, Inc.*	165,338
2,272	Aware, Inc.*	13,859
2,259	Barracuda Networks, Inc.*	48,410
2,184	Blackbaud, Inc.^	139,776
25,743	CA, Inc.	817,855
8,502	Cadence Design Systems, Inc.*	214,420
4,532	CDK Global, Inc.	270,515
4,211	Citrix Systems, Inc.*	376,084
5,712	Dell Technologies, Inc., Class V*	313,989
1,468	Ebix, Inc.	83,749
5,572	Electronic Arts, Inc.*	438,851
699	Ellie Mae, Inc.*	58,492
1,083	Evolving Systems, Inc.	4,440
1,493	Fair Isaac Corp.	177,995
1,784	FireEye, Inc.*^	21,230
1,444	Fortinet, Inc.*	43,493
977	Globant SA*	32,583
1,683	Guidewire Software, Inc.*	83,022
6,066	Intuit, Inc.	695,224
4,396	Manhattan Associates, Inc.*	233,120
6,165	Mentor Graphics Corp.	227,427
150,128	Microsoft Corp.	9,328,955
430	MicroStrategy, Inc., Class A*	84,882
1,803	Monotype Imaging Holdings, Inc.	35,790
11,007	Nuance Communications, Inc.*	164,004
59,336	Oracle Corp.	2,281,469
2,127	Paycom Software, Inc.*	96,757
3,912	Pegasystems, Inc.^	140,832
2,433	Progress Software Corp.	77,686
137	Proofpoint, Inc.*^	9,679
2,402	PTC, Inc.*	111,141
581	QAD, Inc.	17,662
1,224	Qualys, Inc.*	38,740
369	RealPage, Inc.*	11,070
4,839	Red Hat, Inc.*	337,278
294	Rosetta Stone, Inc.*	2,620
737	Rubicon Project, Inc.*	5,469
3,521	Salesforce.com, Inc.*	241,048
2,393	SeaChange International, Inc.*	5,504
1,677	ServiceNow, Inc.*	124,668
2,372	Silver Spring Networks, Inc.*	31,571

Continued

23

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Software, continued
1,367	Splunk, Inc.*^	$69,922
6,506	SS&C Technologies Holdings, Inc.^	186,072
13,477	Symantec Corp.	321,966
2,279	Synchronoss Technologies, Inc.*^	87,286
4,892	Synopsys, Inc.*	287,943
1,313	Tableau Software, Inc., Class A*	55,343
3,937	Take-Two Interactive Software, Inc.*	194,055
2,229	Telenav, Inc.*	15,714
7,428	TiVo Corp.*	155,245
547	Tyler Technologies, Inc.*^	78,095
429	Ultimate Software Group, Inc. (The)*	78,228
1,722	VASCO Data Security International, Inc.*	23,505
2,730	Verint Systems, Inc.*	96,233
742	VMware, Inc., Class A*^	58,418
1,232	Workday, Inc., Class A*^	81,423
664	Zedge, Inc., Class B*	2,078
37,216	Zynga, Inc.*	95,645

		20,919,207

Specialty Retail (3.5%):
5,776	Aaron’s, Inc.^	184,774
2,444	Advance Auto Parts, Inc.^	413,329
13,744	American Eagle Outfitters, Inc.^	208,496
492	America’s Car Mart, Inc.*	21,525
2,209	Asbury Automotive Group, Inc.*	136,295
9,258	Ascena Retail Group, Inc.*	57,307
6,942	AutoNation, Inc.*^	337,728
600	AutoZone, Inc.*	473,874
3,164	Barnes & Noble Education, Inc.*	36,291
5,007	Barnes & Noble, Inc.	55,828
9,785	Bed Bath & Beyond, Inc.^	397,662
20,317	Best Buy Co., Inc.^	866,926
1,657	Big 5 Sporting Goods Corp.^	28,749
1,519	Boot Barn Holdings, Inc.*	19,018
583	Build-A-Bear Workshop, Inc.*	8,016
4,578	Burlington Stores, Inc.*	387,986
4,737	Cabela’s, Inc., Class A*	277,351
3,318	Caleres, Inc.	108,897
6,888	CarMax, Inc.*^	443,518
1,987	Cato Corp., Class A	59,769
7,822	Chico’s FAS, Inc.	112,559
1,389	Children’s Place Retail Stores, Inc. (The)	140,220
1,991	Christopher & Banks Corp.*	4,659
881	Citi Trends, Inc.	16,598
6,247	CST Brands, Inc.	300,793
1,097	Destination Maternity Corp.^	5,671
2,864	Destination XL Group, Inc.*^	12,172
4,900	Dick’s Sporting Goods, Inc.	260,190
5,289	DSW, Inc., Class A^	119,796
6,313	Express, Inc.*	67,928
2,165	Finish Line, Inc. (The), Class A^	40,724
2,499	Five Below, Inc.*^	99,860
6,908	Foot Locker, Inc.	489,708
2,397	Francesca’s Holdings Corp.*	43,218
9,167	GameStop Corp., Class A^	231,558

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
16,270	Gap, Inc. (The)^	$365,099
1,571	Genesco, Inc.*	97,559
7,035	GNC Holdings, Inc., Class A	77,666
1,600	Group 1 Automotive, Inc.	124,704
6,442	Guess?, Inc.^	77,948
1,166	Haverty Furniture Cos., Inc.	27,634
1,874	Hibbett Sports, Inc.*^	69,900
33,579	Home Depot, Inc. (The)	4,502,273
1,036	Kirkland’s, Inc.*	16,068
4,361	L Brands, Inc.	287,128
1,938	Lithia Motors, Inc., Class A	187,657
23,357	Lowe’s Cos., Inc.	1,661,151
1,141	Lumber Liquidators Holdings, Inc.*^	17,959
1,427	MarineMax, Inc.*	27,612
4,050	Michaels Cos., Inc. (The)*	82,823
1,920	Monro Muffler Brake, Inc.^	109,824
3,308	Murphy U.S.A., Inc.*	203,343
4,842	New York & Co.*	10,991
2,200	Office Depot, Inc.	9,944
2,503	O’Reilly Automotive, Inc.*	696,860
5,666	Party City Holdco, Inc.*	80,457
7,245	Penske Automotive Group, Inc.^	375,581
1,904	Perfumania Holdings, Inc.*	2,856
170	Pier 1 Imports, Inc.	1,452
900	Rent-A-Center, Inc.^	10,125
2,425	Restoration Hardware Holdings, Inc.*^	74,448
10,582	Ross Stores, Inc.	694,179
9,608	Sally Beauty Holdings, Inc.*	253,843
2,956	Select Comfort Corp.*^	66,865
600	Shoe Carnival, Inc.	16,188
2,499	Signet Jewelers, Ltd.^	235,556
3,293	Sonic Automotive, Inc., Class A	75,410
1,606	Sportsman’s Warehouse Holdings, Inc.*	15,080
15,183	Staples, Inc.	137,406
3,378	Stein Mart, Inc.	18,511
1,353	Tailored Brands, Inc.	34,569
289	Tandy Leather Factory, Inc.*	2,341
2,860	The Tile Shop Holdings, Inc.*	55,913
4,460	Tiffany & Co.^	345,338
854	Tilly’s, Inc.*	11,264
17,522	TJX Cos., Inc. (The)	1,316,429
4,639	Tractor Supply Co.	351,683
737	Trans World Entertainment Corp.*	2,395
2,124	Ulta Salon, Cosmetics & Fragrance, Inc.*	541,493
10,387	Urban Outfitters, Inc.*	295,822
1,993	Vitamin Shoppe, Inc.*	47,334
1,842	West Marine, Inc.*	19,286
5,095	Williams-Sonoma, Inc.^	246,547
285	Winmark Corp.	35,953
2,204	Zumiez, Inc.*	48,157

		20,535,617

Technology Hardware, Storage & Peripherals (3.5%):
148,970	Apple, Inc.	17,253,705
728	Astro-Med, Inc.	10,374

Continued

24

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
2,354	Avid Technology, Inc.*	$10,358
748	Cray, Inc.*	15,484
2,278	Diebold, Inc.^	57,292
1,956	Eastman Kodak Co.*	30,318
2,385	Electronics for Imaging, Inc.*^	104,606
29,777	Hewlett Packard Enterprise Co.	689,040
33,972	HP, Inc.	504,144
8,552	NCR Corp.*	346,869
10,688	NetApp, Inc.	376,966
12,282	Seagate Technology plc^	468,804
2,313	Super Micro Computer, Inc.*	64,880
6,156	Western Digital Corp.	418,300
20,384	Xerox Corp.	177,952

		20,529,092

Textiles, Apparel & Luxury Goods (0.9%):
1,747	Carter’s, Inc.	150,923
484	Cherokee, Inc.*	5,082
9,539	Coach, Inc.	334,055
3,392	Columbia Sportswear Co.	197,754
4,393	Crocs, Inc.*	30,136
810	Culp, Inc.	30,092
2,320	Deckers Outdoor Corp.*^	128,505
4,552	Fossil Group, Inc.*^	117,715
2,068	G-III Apparel Group, Ltd.*	61,130
13,867	Hanesbrands, Inc.^	299,111
3,172	Iconix Brand Group, Inc.*	29,626
6,072	Kate Spade & Co.*	113,364
4,434	Lululemon Athletica, Inc.*	288,165
7,166	Michael Kors Holdings, Ltd.*	307,995
30,212	Nike, Inc., Class C	1,535,675
1,259	Oxford Industries, Inc.	75,704
600	Perry Ellis International, Inc.*	14,946
2,605	PVH Corp.	235,075
2,324	Ralph Lauren Corp.	209,904
570	Rocky Brands, Inc.	6,584
3,577	Sequential Brands Group, Inc.*	16,740
3,882	Skechers U.S.A., Inc., Class A*	95,420
3,826	Steven Madden, Ltd.*^	136,780
700	Superior Uniform Group, Inc.	13,734
3,720	Under Armour, Inc., Class A*^	108,066
3,746	Under Armour, Inc., Class C*	94,287
1,027	Unifi, Inc.*	33,511
802	Vera Bradley, Inc.*	9,399
5,997	VF Corp.	319,940
6,221	Wolverine World Wide, Inc.^	136,551

		5,135,969

Thrifts & Mortgage Finance (0.6%):
493	ASB Bancorp, Inc.*	14,420
8,629	Astoria Financial Corp.	160,931
3,548	Bank Mutual Corp.	33,529
1,591	BankFinancial Corp.	23,579
4,285	Beneficial Bancorp, Inc.	78,844
4,484	BofI Holding, Inc.*^	128,018
689	BSB Bancorp, Inc.*	19,947

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
9,821	Capitol Federal Financial, Inc.	$161,654
1,278	Charter Financial Corp.	21,304
2,063	Clifton Bancorp, Inc.^	34,906
2,791	Dime Community Bancshares	56,099
855	ESSA Bancorp, Inc.	13,441
4,321	Essent Group, Ltd.*	139,871
9,408	Everbank Financial Corp.	182,985
403	Federal Agricultural Mortgage Corp.	23,080
408	First Capital, Inc.	13,444
4,276	Flagstar Bancorp, Inc.*	115,195
8	Greene County Bancorp, Inc.	183
155	Hingham Institution for Savings	30,501
1,670	HomeStreet, Inc.*^	52,772
787	HopFed Bancorp, Inc.	10,593
613	IF Bancorp, Inc.	11,341
966	Impac Mortgage Holdings, Inc.*	13,543
5,119	Kearny Financial Corp.^	79,600
1,249	Kentucky First Federal Bancorp	11,303
750	Lake Shore Bancorp, Inc.	12,195
673	Lake Sunapee Bank Group	15,876
759	Malvern Bancorp, Inc.*	16,053
4,170	Meridian Bancorp, Inc.	78,813
484	Meta Financial Group, Inc.	49,804
19,071	MGIC Investment Corp.*	194,332
5,566	Nationstar Mortgage Holdings, Inc.*	100,522
9,610	New York Community Bancorp, Inc.^	152,895
3,378	NMI Holdings, Inc., Class A*	35,976
1,311	Northeast Community Bancorp, Inc.	10,357
3,608	Northfield Bancorp, Inc.	72,052
7,217	Northwest Bancshares, Inc.^	130,123
2,643	Oceanfirst Financial Corp.	79,369
503	Oconee Federal Financial Corp.	10,815
6,975	Ocwen Financial Corp.*^	37,595
3,358	Oritani Financial Corp.	62,963
1,218	PennyMac Financial Services, Inc., Class A*	20,280
3,040	PHH Corp.*	46,086
679	Provident Financial Holdings, Inc.	13,729
3,473	Provident Financial Services, Inc.	98,286
10,356	Radian Group, Inc.	186,200
420	Riverview Bancorp, Inc.	2,940
967	SI Financial Group, Inc.	14,892
561	Southern Missouri Bancorp, Inc.	19,848
733	Territorial Bancorp, Inc.	24,072
7,081	TFS Financial Corp.	134,822
7,273	TrustCo Bank Corp.	63,639
3,739	United Community Financial Corp.	33,427
3,669	United Financial Bancorp, Inc.	66,629
3,636	Washington Federal, Inc.	124,897
2,036	Waterstone Financial, Inc.	37,462
2,181	Wawlker & Dunlop, Inc.*	68,047
1,498	Western New England BanCorp, Inc.	14,006
2,142	WSFS Financial Corp.	99,282

		3,559,367

Continued

25

AZL DFA U.S. Core Equity Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Tobacco (1.2%):
52,537	Altria Group, Inc.	$3,552,552
28,027	Philip Morris International, Inc.	2,564,190
8,746	Reynolds American, Inc.	490,126
1,284	Universal Corp.	81,855
7,323	Vector Group, Ltd.^	166,525

		6,855,248

Trading Companies & Distributors (0.7%):
7,861	Air Lease Corp.^	269,868
4,508	Aircastle, Ltd.^	93,992
2,594	Applied Industrial Technologies, Inc.	154,084
2,840	Beacon Roofing Supply, Inc.*	130,839
3,757	BMC Stock Holdings, Inc.*	73,262
1,592	CAI International, Inc.*^	13,803
644	Dxp Enterprises, Inc.*	22,373
9,739	Fastenal Co.^	457,537
600	H&E Equipment Services, Inc.	13,950
6,084	HD Supply Holdings, Inc.*	258,631
1,299	Herc Holdings, Inc. Com*	52,168
1,307	Huttig Building Products, Inc.*	8,639
2,054	Kaman Corp., Class A	100,502
5,588	MRC Global, Inc.*	113,213
2,233	MSC Industrial Direct Co., Inc., Class A	206,307
4,627	NOW, Inc.*^	94,715
1,007	TransAct Technologies, Inc.*	10,876
2,536	Triton International, Ltd.^	40,069
5,844	United Rentals, Inc.*^	617,009
6,334	Univar, Inc.*	179,696
1,184	Veritiv Corp.*	63,640
2,272	W.W. Grainger, Inc.^	527,671
1,446	Watsco, Inc.	214,182
84	Watsco, Inc., Class B	12,495
2,955	WESCO International, Inc.*	196,655

		3,926,176

Transportation Infrastructure (0.0%):
2,859	Macquarie Infrastructure Corp.	233,580

Water Utilities (0.1%):
2,327	American States Water Co.^	106,018
4,447	American Water Works Co., Inc.	321,785
3,916	Aqua America, Inc.	117,637

Shares or Principal Amount		Fair Value
Common Stocks, continued
Water Utilities, continued
491	Artesian Resources Corp.	$15,683
2,891	California Water Service Group	98,005
665	Connecticut Water Service, Inc.	37,140
979	Middlesex Water Co.	42,038
669	Pure Cycle Corp.*	3,680
1,234	SJW Corp.	69,079
772	York Water Co. (The)	29,490

		840,555

Wireless Telecommunication Services (0.2%):
2,055	Boingo Wireless, Inc.*	25,050
4,154	Shenandoah Telecommunications Co.^	113,404
1,649	Spok Holdings, Inc.	34,217
15,850	Sprint Corp.*^	133,457
6,397	Telephone & Data Systems, Inc.	184,681
7,271	T-Mobile US, Inc.*	418,156
1,288	United States Cellular Corp.*	56,311

		965,276

Total Common Stocks (Cost $548,474,080)		579,821,705

Right (0.0%):
Biotechnology (0.0%):
2,582	Dyax Corp. CVR, Expires on 12/31/19*(a)(b)	2,866

Total Right (Cost $–)		2,866

Securities Held as Collateral for Securities on Loan (8.1%):
$46,867,227	AZL DFA U.S. Core Equity Fund Securities Lending Collateral Account(c)	46,867,227

Total Securities Held as Collateral for Securities on Loan (Cost $46,867,227)		46,867,227

Unaffiliated Investment Company (0.3%):
1,966,972	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(d)	1,966,972

Total Unaffiliated Investment Company (Cost $1,966,972)		1,966,972

Total Investment Securities (Cost $597,308,279)(e) — 108.0%		628,658,770
Net other assets (liabilities) — (8.0)%		(46,570,859)

Net Assets — 100.0%		$582,087,911

Percentages indicated are based on net assets as of December 31, 2016.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $45,454,619.

(a)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.02% of the net assets of the Fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.00% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(d)	The rate represents the effective yield at December 31, 2016.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

26

AZL DFA U.S. Core Equity Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$597,308,279

Investment securities, at value*	$628,658,770
Cash	2,012
Interest and dividends receivable	611,460
Receivable for capital shares issued	68,459
Receivable for investments sold	46,463
Reclaims receivable	160
Prepaid expenses	2,830

Total Assets	629,390,154

Liabilities:
Payable for collateral received on loaned securities	46,867,227
Manager fees payable	269,108
Administration fees payable	13,061
Distribution fees payable	124,587
Custodian fees payable	12,382
Administrative and compliance services fees payable	1,555
Trustee fees payable	1,181
Other accrued liabilities	13,142

Total Liabilities	47,302,243

Net Assets	$582,087,911

Net Assets Consist of:
Capital	$542,924,067
Accumulated net investment income/(loss)	6,602,252
Accumulated net realized gains/(losses) from investment transactions	1,211,101
Net unrealized appreciation/(depreciation) on investments	31,350,491

Net Assets	$582,087,911

Shares of beneficial interest (unlimited number of shares authorized, no par value)	54,212,851
Net Asset Value (offering and redemption price per share)	$10.74

*	Includes securities on loan of $45,454,619.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$11,075,524
Income from securities lending	273,533
Foreign withholding tax	(1,415)

Total Investment Income	11,347,642

Expenses:
Manager fees	4,370,837
Administration fees	157,785
Distribution fees	1,365,888
Custodian fees	21,116
Administrative and compliance services fees	8,105
Trustee fees	26,968
Professional fees	26,479
Shareholder reports	7,690
Other expenses	13,465

Total expenses before reductions	5,998,333
Less expenses voluntarily waived/reimbursed by the Manager	(1,420,518)

Net expenses	4,577,815

Net Investment Income/(Loss)	6,769,827

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,725,525
Net realized gains/(losses) on futures contracts	62,240
Change in net unrealized appreciation/depreciation on investments	65,900,402

Net Realized/Unrealized Gains/(Losses) on Investments	67,688,167

Change in Net Assets Resulting From Operations	$74,457,994

See accompanying notes to the financial statements.

27

Statements of Changes in Net Assests

	AZL DFA U.S. Core Equity Fund
	For the Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$6,769,827	$4,544,215
Net realized gains/(losses) on investment transactions	1,787,765	(670,285)
Change in unrealized appreciation/depreciation on investments	65,900,402	(34,549,911)

Change in net assets resulting from operations	74,457,994	(30,675,981)

Distributions to Shareholders:
From net investment income	(5,009,038)	—

Change in net assets resulting from distributions to shareholders	(5,009,038)	—

Capital Transactions:
Proceeds from shares issued	59,090,768	664,092,322
Proceeds from dividends reinvested	5,009,038	—
Value of shares redeemed	(109,037,201)	(75,839,991)

Change in net assets resulting from capital transactions	(44,937,395)	588,252,331

Change in net assets	24,511,561	557,576,350
Net Assets:
Beginning of period	557,576,350	—

End of period	$582,087,911	$557,576,350

Accumulated net investment income/(loss)	$6,602,252	$4,938,055

Share Transactions:
Shares issued	5,965,055	66,436,982
Dividends reinvested	503,927	—
Shares redeemed	(10,989,431)	(7,703,682)

Change in shares	(4,520,449)	58,733,300

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

28

AZL DFA U.S. Core Equity Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$9.49	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.13	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	1.21	(0.59)

Total from Investment Activities	1.34	(0.51)

Dividends to Shareholders From:
Net Investment Income	(0.09)	—

Total Dividends	(0.09)	—

Net Asset Value, End of Period	$10.74	$9.49

Total Return(b)	14.25%	(5.10	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$582,088	$557,576
Net Investment Income/(Loss)(d)	1.24%	1.12%
Expenses Before Reductions(d)(e)	1.10%	1.12%
Expenses Net of Reductions(d)	0.84%	0.86%
Portfolio Turnover Rate	10%	12	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

29

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Core Equity Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

30

AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $47.5 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $27,061 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions Common Stocks	$45,910,750	$956,477	$—	$—	$46,867,227

Total Securities Lending Transactions	45,910,750	956,477	—	—	46,867,227

Total Borrowings	$45,910,750	$956,477	$—	$—	$46,867,227

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$46,867,227

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The Fund had no futures contracts outstanding as of December 31, 2016. The monthly average notional amount for these contracts was $0.3 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Summary of Derivative Instruments

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure Equity Contracts	Net realized gains/(losses) on futures contracts / Change in unrealized appreciation/depreciation on investments	$62,240	$—

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA U.S. Core Equity Fund	0.80%	1.20%

*	The Manager voluntarily reduced the management fee to 0.54% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $6,093 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2016

non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks+	$579,821,705	$—	$579,821,705
Right	—	2,866	2,866
Securities Held as Collateral for Securities on Loan	—	46,867,227	46,867,227
Unaffiliated Investment Company	1,966,972	—	1,966,972

Total Investment Securities	$581,788,677	$46,870,093	$628,658,770

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA U.S. Core Equity Fund	$55,478,070	$99,813,757

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

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AZL DFA U.S. Core Equity Fund

Notes to the Financial Statements

December 31, 2016

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $597,316,377. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$70,362,912
Unrealized (depreciation)	(39,020,519)

Net unrealized appreciation/(depreciation)	$31,342,393

Capital loss carry forwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2016, the Fund utilized $647,707 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA U.S. Core Equity Fund	$5,009,038	$—	$5,009,038

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA U.S. Core Equity Fund	$6,608,870	$1,212,581	$—	$31,342,393	$39,163,844

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA U.S. Core Equity Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA U.S. Core Equity Fund as of December 31, 2016 the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

36

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

38

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

39

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

40

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

41

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

42

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® DFA U.S. Small Cap Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® DFA U.S. Small Cap Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® DFA U.S. Small Cap Fund and Dimensional Fund Advisors LP serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® DFA U.S. Small Cap Fund (the “Fund”) returned 24.90%. That compared to a 21.31% total return for its benchmark, the Russell 2000® Index1.

Signs of economic acceleration both domestically and globally provided a favorable backdrop for stocks during 2016. Despite a brief downturn after Britain’s vote to leave the European Union in June, all major equity categories posted positive returns during the period under review. U.S. equities ended 2016 in a particularly strong fashion, boosted by a year-end rally after Donald Trump’s victory in the U.S. presidential election. In December, the U.S. Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017, a positive indication about the overall health of the domestic economy.

These factors helped U.S. stocks outperform both developed and emerging market equities. In general, small-cap stocks outperformed their large-cap counterparts for the period, and that outperformance accelerated significantly following the U.S. election. Value stocks outperformed growth in both the large- and small-cap dimensions.

The Fund outperformed its benchmark for the 12-month period. A strategy aimed at excluding stocks with high valuations and low profitability benefited the Fund’s relative results, as those securities underperformed during the period, particularly in the health care sector.*

The Fund’s greater allocation to larger companies within the small-cap equities universe dragged on relative performance during the period, as these investments underperformed micro-cap stocks for the year.*

Past performance does not guarantee  future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® DFA U.S. Small Cap Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in equity securities of small-capitalization U.S. companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Total Returns as of December 31, 2016
		Since Inception (4/27/15)
	1
	Year
AZL® DFA U.S. Small Cap Fund	24.90%	8.64%
Russell 2000® Index	21.31%	6.47%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® DFA U.S. Small Cap Fund	1.18%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.35% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against Russell 2000® Index, which is an unmanaged market capitalization-weighted index comprised of the 2,000 smallest companies listed on the Russell 3000® Index, which contains the 3,000 largest companies in the U.S. based on market capitalization. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL DFA U.S. Small Cap Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL DFA U.S. Small Cap Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA U.S. Small Cap Fund	$1,000.00	$1,203.00	$5.54	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL DFA U.S. Small Cap Fund	$1,000.00	$1,020.11	$5.08	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	23.7%
Industrials	18.9
Information Technology	15.5
Consumer Discretionary	14.5
Health Care	7.9
Materials	5.7
Utilities	4.5
Consumer Staples	3.9
Energy	3.7
Telecommunication Services	1.1
Real Estate	0.7

Total Common Stocks	100.1
Securities Held as Collateral for Securities on Loan	18.2

Total Investment Securities	118.3
Net other assets (liabilities)	(18.3)

Net Assets	100.0%

3

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (100.1%):
Aerospace & Defense (1.6%):
1,397	AAR Corp.	$46,171
12,753	Aerojet Rocketdyne Holdings, Inc.*^	228,916
3,952	AeroVironment, Inc.*	106,032
1,402	Air Industries Group, Inc.*	4,416
5,128	Arotech Corp.*	17,948
3,415	Astronics Corp.*	115,564
550	Astronics Corp., Class B*	18,535
3,937	Astrotech Corp.*	5,866
3,317	BWX Technologies, Inc.	131,685
685	CPI Aerostructures, Inc.*	6,336
4,364	Cubic Corp.	209,254
774	Curtiss-Wright Corp.	76,131
10,878	DigitalGlobe, Inc.*^	311,655
766	Ducommun, Inc.*	19,579
3,343	Engility Holdings, Inc.*	112,659
808	Esterline Technologies Corp.*	72,074
3,376	Innovative Solutions & Support, Inc.*	11,242
7,000	KLX, Inc.*	315,770
11,071	Kratos Defense & Security Solutions, Inc.*	81,925
2,710	LMI Aerospace, Inc.*	23,360
4,748	Mercury Computer Systems, Inc.*	143,485
5,506	Moog, Inc., Class A*	361,634
66	Moog, Inc., Class B*	4,307
1,293	National Presto Industries, Inc.	137,575
8,722	TASER International, Inc.*^	211,421
235	Teledyne Technologies, Inc.*	28,905
633	Tel-Instrument Electronics Corp.*	2,785
7,022	The KEYW Holding Corp.*	82,789
6,548	Triumph Group, Inc.^	173,522
15,588	WESCO Aircraft Holdings, Inc.*^	233,041

		3,294,582

Air Freight & Logistics (0.5%):
492	Air T, Inc.*	11,267
12,088	Air Transport Services Group, Inc.*	192,924
1,862	Atlas Air Worldwide Holdings, Inc.*	97,103
4,235	Echo Global Logistics, Inc.*	106,087
4,737	Forward Air Corp.	224,439
6,045	Hub Group, Inc.*	264,469
2,328	Park-Ohio Holdings Corp.	99,173
5,212	Radiant Logistics, Inc.*	20,327

		1,015,789

Airlines (0.5%):
2,379	Allegiant Travel Co.	395,866
562	Copa Holdings SA, Class A	51,046
7,531	Hawaiian Holdings, Inc.*	429,267
1,113	SkyWest, Inc.	40,569
2,855	Spirit Airlines, Inc.*	165,190

		1,081,938

Auto Components (1.7%):
13,720	American Axle & Manufacturing Holdings, Inc.*	264,796
8,611	Cooper Tire & Rubber Co.	334,537
2,216	Cooper-Standard Holding, Inc.*	229,090
4,410	Dana Holding Corp.	83,702
5,557	Dorman Products, Inc.*	405,994

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
4,538	Drew Industries, Inc.*	$488,969
17,141	Federal Mogul Holdings Corp.*	176,724
6,597	Fox Factory Holding Corp.*	183,067
6,256	Gentherm, Inc.*	211,766
3,099	Horizon Global Corp.*	74,376
9,007	Modine Manufacturing Co.*	134,204
3,366	Motorcar Parts of America, Inc.*	90,613
6,373	Spartan Motors, Inc.	58,950
4,020	Standard Motor Products, Inc.	213,944
5,223	Stoneridge, Inc.*	92,395
733	Strattec Security Corp.	29,540
2,136	Tenneco, Inc.*	133,436
3,920	Tower International, Inc.	111,132
1,614	Visteon Corp.	129,669
4,313	VOXX International Corp.*	20,271

		3,467,175

Automobiles (0.1%):
1,621	Thor Industries, Inc.	162,181
4,607	Winnebago Industries, Inc.	145,812

		307,993

Banks (15.5%):
1,584	1st Constitution Bancorp	29,621
4,655	1st Source Corp.	207,892
1,956	Access National Corp.^	54,299
410	ACNB Corp.	12,813
1,639	American National Bankshares, Inc.	57,037
346	American River Bankshares*	5,228
6,355	Ameris Bancorp	277,078
1,649	Ames National Corp.	54,417
294	Anchor Bancorp, Inc.*	7,997
2,496	Arrow Financial Corp.^	101,088
17,207	Associated Banc-Corp.	425,013
13	Auburn National Bancorp, Inc.	407
6,594	Banc of California, Inc.	114,406
2,407	BancFirst Corp.	223,971
736	Bancorp of New Jersey, Inc.	9,936
7,009	Bancorp, Inc. (The)*^	55,091
14,954	BancorpSouth, Inc.	464,321
2,653	Bank of Commerce Holdings	25,204
5,271	Bank of Hawaii Corp.^	467,484
1,200	Bank of Marin Bancorp	83,700
441	Bank of South Carolina Corp.	9,217
4,201	Banner Corp.	234,458
1,220	Bar Harbor Bankshares	57,743
1,367	Bay Bancorp, Inc.*	9,022
595	BCB Bancorp, Inc.	7,735
4,723	Berkshire Hills Bancorp, Inc.	174,043
6,893	BNC Bancorp	219,887
14,390	Boston Private Financial Holdings, Inc.	238,155
2,206	Bridge Bancorp, Inc.	83,607
12,156	Brookline Bancorp, Inc.	199,358
3,289	Bryn Mawr Bank Corp.	138,631
74	C&F Financial Corp.	3,689
1,274	California First National Bancorp	19,938

Continued

4

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,359	Camden National Corp.	$104,858
4,547	Capital Bank Financial Corp., Class A	178,470
3,242	Capital City Bank Group, Inc.	66,396
5,532	Cardinal Financial Corp.	181,395
694	Carolina Bank Holdings, Inc.*	17,926
397	Carolina Financial Corp.	12,224
13,625	Cascade Bancorp*	110,635
11,284	Cathay General Bancorp	429,131
8,484	Centerstate Banks, Inc.	213,542
5,261	Central Pacific Financial Corp.	165,301
1,141	Central Valley Community Bancorp	22,774
511	Century Bancorp, Inc.	30,660
7,350	Chemical Financial Corp.	398,150
940	Chemung Financial Corp.	34,169
2,509	Citizens & Northern Corp.^	65,736
261	Citizens First Corp.	4,698
718	Citizens Holding Co.	18,560
2,576	City Holding Co.	174,138
797	Civista Bancshares, Inc.	15,486
2,720	CNB Financial Corp.	72,733
7,107	CoBiz Financial, Inc.	120,037
75	Codorus Valley Bancorp, Inc.	2,145
56	Colony Bankcorp, Inc.*	739
9,489	Columbia Banking System, Inc.	423,969
7,358	Community Bank System, Inc.^	454,651
3,296	Community Bankers Trust Corp.*	23,896
3,050	Community Trust Bancorp, Inc.	151,280
525	Community West Bancshares	4,883
5,611	ConnectOne Bancorp, Inc.	145,605
3,186	CU Bancorp*	114,059
5,060	Customers Bancorp, Inc.*	181,249
17,004	CVB Financial Corp.^	389,902
130	DNB Financial Corp.	3,692
609	Eagle Bancorp Montana, Inc.	12,850
5,021	Eagle Bancorp, Inc.*	306,030
2,246	Eastern Virginia Bankshares, Inc.	23,471
3,787	Enterprise Financial Services Corp.	162,841
300	Equity Bancshares, Inc.*	10,092
534	Evans Bancorp, Inc.	16,848
25,433	F.N.B. Corp.	407,691
1,103	Farmers Capital Bank Corp.^	46,381
2,582	Farmers National Banc Corp.	36,664
242	Fauquier Bankshares, Inc.	3,908
819	FCB Financial Holdings, Inc.*	39,066
4,053	Fidelity Southern Corp.	95,935
2,609	Financial Institutions, Inc.	89,228
38,108	First Bancorp*	251,894
3,708	First Bancorp	100,635
2,165	First Bancorp, Inc.	71,662
965	First Bancshares, Inc. (The)	26,538
6,563	First Busey Corp.	202,009
1,646	First Business Financial Services, Inc.	39,043
794	First Citizens BancShares, Inc., Class A	281,870
3,144	First Commonwealth Financial Corp.	44,582
3,514	First Community Bankshares	105,912

Shares		Fair Value
Common Stocks, continued
Banks, continued
2,774	First Connecticut Bancorp, Inc.	$62,831
10,944	First Financial Bancorp	311,357
9,256	First Financial Bankshares, Inc.	418,371
2,100	First Financial Corp.	110,880
2,252	First Financial Northwest, Inc.	44,454
1,289	First Foundation, Inc.*	36,737
8,453	First Horizon National Corp.	169,145
3,685	First Interstate BancSystem, Class A^	156,797
6,823	First Merchants Corp.	256,886
13,368	First Midwest Bancorp, Inc.	337,275
3,442	First NBC Bank Holding Co.*	25,127
3,897	First of Long Island Corp. (The)	111,259
28	First Savings Financial Group	1,336
888	First South Bancorp	10,612
208	First United Corp.*(a)	3,318
908	First US Bancshares, Inc.	10,124
4,932	Flushing Financial Corp.	144,951
279	Franklin Financial Network, Inc.*	11,676
25,457	Fulton Financial Corp.	478,591
2,789	German American Bancorp, Inc.^	146,729
12,694	Glacier Bancorp, Inc.^	459,903
2,565	Great Southern Bancorp, Inc.	140,177
849	Great Western Bancorp, Inc.	37,008
3,876	Guaranty Bancorp	93,799
10,509	Hancock Holding Co.	452,938
5,559	Hanmi Financial Corp.	194,009
38	Hawthorn Bancshares, Inc.	671
3,898	Heartland Financial USA, Inc.	187,104
5,183	Heritage Financial Corp.	133,462
6,360	Heritage Oaks Bancorp	78,419
4,977	Hertiage Commerce Corp.	71,818
16,353	Hilltop Holdings, Inc.	487,318
15,366	Home Bancshares, Inc.^	426,714
3,318	Hometrust Bancshares, Inc.*	85,936
18,841	Hope BanCorp, Inc.	412,429
2,959	Horizon Bancorp	82,852
4,676	IBERIABANK Corp.	391,615
4,455	Independent Bank Corp.	313,855
3,196	Independent Bank Group, Inc.^	199,430
10,786	International Bancshares Corp.	440,069
7,007	Lakeland Bancorp, Inc.	136,637
4,322	Lakeland Financial Corp.	204,690
745	Landmark Bancorp, Inc.	20,882
1,512	LCNB Corp.	35,154
8,114	LegacyTexas Financial Group, Inc.	349,389
5,225	Macatawa Bank Corp.	54,392
1,048	Mackinac Financial Corp.	14,117
4,070	Mainsource Financial Group, Inc.	140,008
8,905	MB Financial, Inc.	420,583
1,565	MBT Financial Corp.	17,763
3,203	Mercantile Bank Corp.	120,753
1,168	Merchants Bancshares, Inc.	63,306
303	Middleburg Financial Corp.	10,529
1,441	MidWestone Financial Group, Inc.	54,182
892	MutualFirst Financial, Inc.	29,525

Continued

5

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
4,474	National Bank Holdings Corp.	$142,676
1,309	National Bankshares, Inc.	56,876
7,207	NBT Bancorp, Inc.^	301,829
378	Nicolet Bankshares, Inc.*	18,027
1,136	Northeast Bancorp	14,882
1,357	Northrim Bancorp, Inc.	42,881
406	Norwood Financial Corp.^	13,455
7,468	OFG Bancorp	97,831
183	Ohio Valley Banc Corp.	4,978
2,029	Old Line Bancshares, Inc.	48,655
19,364	Old National Bancorp	351,457
1,004	Old Point Financial Corp.	25,100
3,314	Old Second Bancorp, Inc.	36,620
622	Opus Bank	18,691
1,398	Orrstown Financial Services, Inc.	31,315
3,315	Pacific Continental Corp.	72,433
1,718	Pacific Mercantile Bancorp*	12,541
4,076	Pacific Premier Bancorp, Inc.*	144,087
2,309	Park National Corp.^	276,295
8,402	Park Sterling Corp.	90,658
1,230	Parke Bancorp, Inc.	24,785
2,884	Peapack-Gladstone Financial Corp.	89,058
968	Penns Woods Bancorp, Inc.	48,884
395	Peoples Bancorp	9,903
3,369	Peoples Bancorp, Inc.	109,358
452	People’s Utah BanCorp	12,136
7,244	Pinnacle Financial Partners, Inc.	502,008
5	Polonia Bancorp, Inc.*	56
3,264	Popular, Inc.	143,028
1,000	Porter Bancorp, Inc.*	12,320
2,485	Preferred Bank Los Angeles	130,264
955	Premier Financial Bancorp, Inc.	19,196
11,402	PrivateBancorp, Inc.	617,873
425	Prosperity Bancshares, Inc.^	30,507
1,118	QCR Holdings, Inc.	48,409
5,547	Renasant Co.	234,194
2,499	Republic Bancorp, Inc., Class A	98,810
7,724	Republic First Bancorp, Inc.*	64,495
6,121	S & T Bancorp, Inc.	238,964
320	Salisbury Bancorp, Inc.	12,000
4,230	Sandy Spring Bancorp, Inc.	169,158
552	SB Financial Group, Inc.	8,860
6,202	Seacoast Banking Corp.*	136,816
1,252	Select Bancorp, Inc.*	12,332
544	ServisFirst Bancshares, Inc.^	20,367
2,325	Shore Bancshares, Inc.	35,456
2,735	Sierra Bancorp	72,724
4,932	Simmons First National Corp., Class A	306,524
3,956	South State Corp.	345,754
562	Southern First Bancshares, Inc.*	20,232
892	Southern National Bancorp	14,575
4,344	Southside Bancshares, Inc.	163,638
3,583	Southwest Bancorp	103,907
88	Southwest Georgia Financial Corp.	1,738
6,242	State Bank Financial Corp.	167,660

Shares		Fair Value
Common Stocks, continued
Banks, continued
16,487	Sterling Bancorp	$385,796
690	Stewardship Financial Corp.	6,762
4,055	Stock Yards Bancorp, Inc.^	190,382
245	Stonegate Bank	10,224
2,188	Suffolk Bancorp	93,690
682	Summit Financial Group, Inc.^	18,775
963	Summit State Bank	14,445
2,160	Sun Bancorp, Inc.^	56,160
625	Sussex Bancorp	13,063
22,638	TCF Financial Corp.	443,478
7,126	Texas Capital Bancshares, Inc.*	558,677
2,544	Tompkins Financial Corp.^	240,510
9,685	TowneBank	322,026
4,274	TriCo Bancshares	146,085
5,240	Tristate Capital Holdings, Inc.*	115,804
11,394	Trustmark Corp.^	406,196
94	Two River Bancorp	1,402
5,635	UMB Financial Corp.^	434,571
7,370	Union Bankshares Corp.	263,404
249	Union Bankshares, Inc.	11,317
450	United Bancshares, Inc.	9,900
8,613	United Bankshares, Inc.	398,351
3,612	United Community Banks, Inc.	106,987
907	United Security Bancshares*	7,029
42	Unity Bancorp, Inc.	659
4,739	Univest Corp.	146,435
33,761	Valley National Bancorp^	392,978
398	Veritex Holdings, Inc.*	10,631
2,963	Washington Trust Bancorp	166,076
456	WashingtonFirst Bankshare, Inc.	13,219
2,793	Webster Financial Corp.^	151,604
127	Wellesley Bank	3,524
6,412	WesBanco, Inc.	276,101
3,230	West Bancorp	79,781
4,131	Westamerica Bancorp	259,964
5,896	Wintrust Financial Corp.	427,873
83	Xenith Bankshares, Inc.*	2,341
8,170	Yadkin Financial Corp.	279,904

		32,284,017

Beverages (0.3%):
1,205	Coca-Cola Bottling Co. Consolidated^	215,514
1,920	Craft Brewers Alliance, Inc.*	32,448
3,286	MGP Ingredients, Inc.^	164,234
4,974	National Beverage Corp.^	254,072
1,100	Primo Water Corp.*	13,508
985	Willamette Valley Vineyards, Inc.*	7,890

		687,666

Biotechnology (0.7%):
383	Acorda Therapeutics, Inc.*	7,200
2,927	Akebia Therapeutics, Inc.*	30,470
1,397	AMAG Pharmaceuticals, Inc.*^	48,616
2,800	Amicus Therapeutics, Inc.*^	13,916
3,846	Aptevo Therapeutics, Inc.*	9,384
3,629	Atara Biotherapeutics, Inc.*	51,532

Continued

6

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
3,900	Atyr Pharma, Inc.*	$8,385
7,111	Aviragen Therapeutics, Inc.*	8,747
1,280	Biospecifics Technologies Corp.*	71,296
740	Bluebird Bio, Inc.*^	45,658
6,042	Celldex Theraputics, Inc.*	21,389
6,811	Emergent Biosolutions, Inc.*	223,672
3,175	Enanta Pharmaceuticals, Inc.*	106,363
1,280	Five Prime Therapeutics, Inc.*	64,141
7,434	Fortress Biotech, Inc.*	20,072
3,451	Genocea Biosciences, Inc.*	14,218
592	ImmuCell Corp.*^	3,522
1,703	Inotek Pharmaceuticals Corp.*	10,388
11,121	Insys Therapeutics, Inc.*^	102,313
2,838	Karyopharm Therapeutics, Inc.*	26,677
1,681	Ligand Pharmaceuticals, Inc., Class B*^	170,806
3,803	Mimedx Group, Inc.*	33,695
9,783	Myriad Genetics, Inc.*^	163,083
5,361	Newlink Genetics Corp.*^	55,111
2,308	Otonomy, Inc.*^	36,697
27,986	PDL BioPharma, Inc.	59,330
1,429	Pfenex, Inc.*	12,961
935	Retrophin, Inc.*^	17,700
2,100	Spectrum Pharmaceuticals, Inc.*^	9,303
5,663	Tenax Therapeutics, Inc.*	11,043
3,399	Zafgen, Inc.*	10,809

		1,468,497

Building Products (1.4%):
8,766	AAON, Inc.^	289,716
2,186	Advanced Drainage Systems, Inc.^	45,032
2,639	American Woodmark Corp.*	198,585
5,176	Apogee Enterprises, Inc.^	277,227
3,226	Armstrong Flooring, Inc.*	64,230
6,018	Armstrong World Industries, Inc.*^	251,552
14,981	Builders FirstSource, Inc.*^	164,342
1,725	Continental Building Products, Inc.*	39,848
308	Continental Materials Corp.*	7,377
1,117	Gibraltar Industries, Inc.*	46,523
2,755	Insteel Industries, Inc.^	98,188
12,539	NCI Building Systems, Inc.*	196,235
2,514	Patrick Industries, Inc.*^	191,818
8,952	PGT, Inc.*	102,500
11,370	Ply Gem Holdings, Inc.*	184,763
6,124	Quanex Building Products Corp.	124,317
8,130	Simpson Manufacturing Co., Inc.	355,687
4,786	Trex Co., Inc.*^	308,218
471	Universal Forest Products, Inc.	48,127

		2,994,285

Capital Markets (1.2%):
1,393	Artisan Partners Asset Management, Inc., Class A^	41,442
10,034	BGC Partners, Inc., Class A	102,648
7,411	Cohen & Steers, Inc.	249,009
575	Diamond Hill Investment Group	120,969
597	Donnelley Financial Solutions, Inc.*	13,719

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
4,561	Federated Investors, Inc., Class B^	$128,985
1,769	Financial Engines, Inc.	65,011
8,015	Gain Capital Holdings, Inc.	52,739
1,201	GAMCO Investors, Inc., Class A	37,099
4,915	Greenhill & Co., Inc.^	136,146
141	Hennessy Advisors, Inc.	4,477
10,299	Interactive Brokers Group, Inc., Class A	376,015
3,446	INTL FCStone, Inc.*	136,462
5,216	Janus Capital Group, Inc.	69,216
11,945	KCG Holdings, Inc.*	158,271
34,837	Ladenburg Thalmann Financial Services, Inc.*	85,002
844	LPL Financial Holdings, Inc.	29,717
466	MarketAxess Holdings, Inc.	68,465
426	Moelis & Co., Class A	14,441
4,196	NorthStar Asset Management Group, Inc.^	62,604
1,098	Om Asset Management plc	15,921
2,541	Oppenheimer Holdings, Class A	47,263
2,624	Pzena Investment Management, Inc.	29,153
3,824	Safeguard Scientifics, Inc.*	51,433
1,619	Silvercrest Asset Management Group, Inc., Class A	21,290
1,266	Stifel Financial Corp.*	63,237
207	Value Line, Inc.	4,037
91	Virtus Investment Partners, Inc.	10,743
1,678	Westwood Holdings, Inc.	100,663
21,433	WisdomTree Investments, Inc.^	238,763

		2,534,940

Chemicals (2.6%):
5,150	A. Schulman, Inc.	172,268
5,740	American Vanguard Corp.	109,921
4,463	Balchem Corp.	374,535
5,561	Cabot Corp.	281,053
9,956	Calgon Carbon Corp.	169,252
1,192	Chase Corp.	99,592
12,818	Chemtura Corp.*	425,557
1,403	Core Molding Technologies, Inc.*	24,005
2,886	Ferro Corp.*	41,356
2,318	Flotek Industries, Inc.*^	21,766
7,977	Futurefuel Corp.	110,880
3,321	GCP Applied Technologies, Inc.*	88,837
7,929	H.B. Fuller Co.	383,050
1,989	Hawkins, Inc.	107,307
796	Ingevity Corp.*	43,669
3,644	Innophos Holdings, Inc.	190,435
4,174	Innospec, Inc.	285,919
14,475	Intrepid Potash, Inc.*	30,108
2,103	KMG Chemicals, Inc.	81,786
5,305	Kraton Performance Polymers, Inc.*	151,086
13,418	Kronos Worldwide, Inc.	160,211
4,373	LSB Industries, Inc.*	36,821
5,487	Minerals Technologies, Inc.	423,870
893	Northern Technologies International Corp.*	12,279
5,935	Olin Corp.^	151,995
8,799	Omnova Solutions, Inc.*	87,990
10,245	Platform Speciality Products Corp.*	100,503

Continued

7

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
3,797	PolyOne Corp.	$121,656
2,081	Quaker Chemical Corp.	266,243
2,769	Rayonier Advanced Materials, Inc.	42,809
1,528	Sensient Technologies Corp.	120,070
3,672	Stepan Co.	299,195
279	TOR Minerals International, Inc.*	1,688
4,603	Trecora Resources*	63,752
1,788	Tredegar Corp.	42,912
2,135	Trinseo SA	126,606
10,917	Tronox, Ltd., Class A	112,554

		5,363,536

Commercial Services & Supplies (3.6%):
9,165	ABM Industries, Inc.	374,298
18,472	ACCO Brands Corp.*	241,060
675	Acme United Corp.	17,267
1,580	AMREP Corp.*	11,724
8,754	ARC Document Solutions, Inc.*	44,470
7,780	Brady Corp., Class A	292,139
7,802	Brink’s Co. (The)	321,833
7,585	Casella Waste Systems, Inc.*	94,130
5,965	CECO Environmental Corp.	83,212
2,332	Clean Harbors, Inc.*^	129,776
325	CompX International, Inc.	5,233
19,019	Covanta Holding Corp.^	296,696
1,356	Deluxe Corp.	97,103
535	Ecology and Environment, Inc., Class A	5,644
1,100	Ennis, Inc.	19,085
6,386	Essendant, Inc.	133,467
3,784	G&K Services, Inc., Class A	364,966
3,351	Healthcare Services Group, Inc.	131,259
8,920	Herman Miller, Inc.	305,064
7,237	HNI Corp.^	404,692
1,900	Hudson Technologies, Inc*^	15,219
3,695	InnerWorkings, Inc.*	36,396
11,087	Interface, Inc.	205,664
4,059	Intersections, Inc.*	16,195
7,005	Kimball International, Inc., Class B	123,008
8,661	Knoll, Inc.	241,902
597	LSC Communications, Inc.	17,719
5,162	Matthews International Corp., Class A	396,699
4,607	McGrath Rentcorp	180,548
7,137	Mobile Mini, Inc.^	215,894
6,137	MSA Safety, Inc.	425,477
2,406	Multi-Color Corp.	186,706
2,566	NL Industries, Inc.*	20,913
2,198	Perma-Fix Environmental Services, Inc.*	8,572
5,379	Quad Graphics, Inc.	144,588
1,465	RR Donnelley & Sons Co.^	23,909
3,757	SP Plus Corp.*	105,760
15,045	Steelcase, Inc., Class A	269,306
5,115	Team, Inc.*^	200,764
8,918	Tetra Tech, Inc.	384,811
6,115	Trc Companies, Inc.*	64,819
2,218	UniFirst Corp.	318,616
3,770	US Ecology, Inc.^	185,296

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
1,974	Versar, Inc.*	$2,724
3,364	Virco Manufacturing Co.*	14,465
2,196	Vse Corp.	85,293
12,438	West Corp.	307,965

		7,572,346

Communications Equipment (1.9%):
10,099	ADTRAN, Inc.	225,713
1,444	Applied Optoelectronics, Inc.*^	33,847
254	Bel Fuse, Inc., Class A	6,429
1,595	Bel Fuse, Inc., Class B	49,286
976	Black Box Corp.	14,884
5,439	CalAmp Corp.*^	78,866
9,819	Calix, Inc.*	75,606
16,268	Ciena Corp.*^	397,102
1,808	ClearOne, Inc.	20,611
316	Communications Systems, Inc.	1,463
6,028	EMCORE Corp.	52,444
18,289	Finisar Corp.*	553,607
15,310	Harmonic, Inc.*^	76,550
2,083	Infinera Corp.*^	17,685
5,666	InterDigital, Inc.	517,589
13,422	Ixia*	216,094
3,225	KVH Industries, Inc.*	38,055
5,346	NETGEAR, Inc.*	290,555
4,903	NetScout Systems, Inc.*	154,445
4,083	Oclaro, Inc.*	36,543
131	Optical Cable Corp.*	419
5,637	Plantronics, Inc.	308,682
900	RELM Wireless Corp.	4,275
3,494	ShoreTel, Inc.*	24,982
4,620	Sonus Networks, Inc.*	29,106
5,073	Ubiquiti Networks, Inc.*^	293,219
4,436	ViaSat, Inc.*	293,752
8,844	Viavi Solutions, Inc.*	72,344

		3,884,153

Construction & Engineering (1.3%):
5,275	Ameresco, Inc., Class A*	29,013
2,740	Argan, Inc.	193,307
6,419	Comfort Systems USA, Inc.	213,753
5,300	Dycom Industries, Inc.*^	425,537
6,026	Emcor Group, Inc.	426,399
5,754	Granite Construction, Inc.	316,470
5,928	Hc2 Holdings, Inc.*	35,153
1,979	IES Holdings, Inc.*	37,898
19,899	KBR, Inc.	332,114
2,462	Layne Christensen Co.*	26,762
3,054	MasTec, Inc.*	116,816
2,719	MYR Group, Inc.*	102,452
1,479	Northwest Pipe Co.*	25,468
1,180	NV5 Holdings, Inc.*	39,412
5,203	Orion Marine Group, Inc.*	51,770
1,563	Primoris Services Corp.^	35,605
3,151	Sterling Construction Co., Inc.*	26,657
2,887	The Goldfield Corp.*	14,724

Continued

8

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
2,416	Valmont Industries, Inc.	$340,414

		2,789,724

Construction Materials (0.2%):
12,539	Headwaters, Inc.*	294,917
720	U.S. Lime & Minerals, Inc.	54,540
2,142	US Concrete, Inc.*^	140,301

		489,758

Consumer Finance (0.8%):
1,660	Asta Funding, Inc.*	16,268
2,191	Atlanticus Holdings Corp.*	6,244
5,088	Consumer Portfolio Services, Inc.*	26,051
5,380	Emergent Capital, Inc.*	6,510
4,412	Encore Capital Group, Inc.*	126,404
5,295	Enova International, Inc.*	66,452
9,775	EZCORP, Inc., Class A*	104,104
8,324	Firstcash, Inc.	391,228
1,542	Green Dot Corp., Class A*	36,314
5,239	Nelnet, Inc., Class A	265,879
1,556	Nicholas Financial, Inc.*	18,501
7,134	PRA Group, Inc.*	278,939
2,376	Regional Mgmt Corp.*	62,441
17,338	SLM Corp.*	191,065
1,528	World Acceptance Corp.*^	98,220

		1,694,620

Containers & Packaging (0.3%):
993	AEP Industries, Inc.	115,287
4,085	Greif, Inc., Class A	209,602
1,290	Greif, Inc., Class B	87,140
5,740	Myers Industries, Inc.	82,082
2,073	Silgan Holdings, Inc.^	106,096
1,332	UFP Technologies, Inc.*	33,899

		634,106

Distributors (0.3%):
12	AMCON Distributing Co.	1,384
6,735	Core Markt Holdngs Co., Inc.^	290,077
813	Educational Development Corp.	8,089
1,618	Pool Corp.	168,822
2,157	Weyco Group, Inc.	67,514

		535,886

Diversified Consumer Services (0.9%):
3,229	American Public Education, Inc.*	79,272
914	Ascent Capital Group, Inc.*	14,862
3,362	Bridgepoint Education, Inc.*	34,057
8,795	Cambium Learning Group, Inc.*	43,887
2,063	Capella Education Co.	181,131
12,930	Career Education Corp.*	130,464
3,238	Carriage Services, Inc.^	92,736
1,667	Collectors Universe, Inc.	35,390
2,095	DeVry Education Group, Inc.	65,364
23	Graham Holdings Co., Class B	11,775
7,698	Grand Canyon Education, Inc.*	449,948
4,931	Houghton Mifflin Harcourt Co.*	53,501
7,399	K12, Inc.*	126,967

Shares		Fair Value
Common Stocks, continued
Diversified Consumer Services, continued
2,183	Liberty Tax, Inc.	$29,252
1,526	National American University Holdings, Inc.	2,976
8,444	Sotheby’s*^	336,578
2,055	Strayer Education, Inc.*	165,695
5,156	Universal Technical Institute, Inc.	15,004
2,231	Weight Watchers International, Inc.*^	25,545

		1,894,404

Diversified Financial Services (0.1%):
2,417	Marlin Business Services, Inc.	50,515
6,056	Newstar Financial, Inc.*	56,018
4,366	PICO Holdings, Inc.*	66,146
2,849	Tiptree Financial, Inc., Class A	17,521

		190,200

Diversified Telecommunication Services (0.8%):
2,689	ATN International, Inc.	215,469
7,179	Cincinnati Bell, Inc.*	160,451
7,425	Cogent Communications Group, Inc.^	307,023
1,823	Consolidated Communications Holdings, Inc.	48,948
5,025	FairPoint Communications, Inc.*	93,968
7,358	General Communication, Inc., Class A*	143,113
2,168	Hawaiian Telcom Holdco, Inc.*	53,723
4,115	IDT Corp.	76,292
6,196	Inteliquent, Inc.	142,012
15,938	Iridium Communications, Inc.*^	153,005
4,346	Lumos Networks Corp.*	67,885
13,354	Orbcomm, Inc.*	110,438
9,776	Vonage Holdings Corp.*^	66,966
4,462	Windstream Holdings, Inc.^	32,706

		1,671,999

Electric Utilities (1.3%):
7,954	ALLETE, Inc.	510,568
6,813	El Paso Electric Co.	316,805
8,314	Empire District Electric Co.^	283,424
3,043	Genie Energy, Ltd., Class B	17,497
1,608	IDACORP, Inc.	129,524
5,487	MGE Energy, Inc.	358,301
6,258	Otter Tail Power Co.	255,326
13,077	PNM Resources, Inc.	448,542
9,125	Portland General Electric Co.	395,386

		2,715,373

Electrical Equipment (0.8%):
1,690	Allied Motion Technologies, Inc.	36,149
547	American Electric Technologies, Inc.*	848
4,216	AZZ, Inc.^	269,402
1,826	Babcock & Wilcox Enterprises, Inc.*	30,293
3,898	Encore Wire Corp.	168,978
5,838	EnerSys	455,948
411	Espey Manufacturing & Electronics Corp.	10,710
2,200	Fuelcell Energy, Inc.*	3,850
3,351	Generac Holdings, Inc.*^	136,520
7,693	General Cable Corp.	146,552
4,534	LSI Industries, Inc.	44,161
53	Pioneer Power Solutions, Inc.*	315

Continued

9

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
569	Powell Industries, Inc.	$22,191
2,209	Power Solutions International, Inc.*^	16,568
1,064	Preformed Line Products Co.	61,840
1,305	Regal-Beloit Corp.	90,371
75	Servotronics, Inc.	755
5,525	Thermon Group Holdings, Inc.*^	105,472
3,104	Ultralife Corp.*	15,365

		1,616,288

Electronic Equipment, Instruments & Components (3.3%):
2,011	ADDvantage Technologies Group, Inc.*	3,559
994	Agilysys, Inc.*	10,298
4,760	Anixter International, Inc.*	385,798
19,628	AVX Corp.	306,786
4,877	Badger Meter, Inc.	180,205
1,351	Belden, Inc.	101,014
1,407	Cognex Corp.	89,513
3,758	Coherent, Inc.*	516,294
4,630	Control4 Corp.*	47,226
4,147	CUI Global, Inc.*^	28,739
8,032	Daktronics, Inc.	85,942
1,365	Data I/O Corp.*	5,706
5,745	Electro Scientific Industries, Inc.*	34,010
5,917	Fabrinet*	238,455
3,079	FARO Technologies, Inc.*	110,844
640	Frequency Electronics, Inc.*	6,912
2,274	Identiv, Inc.*	7,231
646	IEC Electronics Corp.*	2,306
10,491	II-VI, Inc.*	311,058
1,303	Insight Enterprises, Inc.*	52,693
199	IntriCon Corp.*	1,373
2,791	Invensense, Inc.*	35,697
6,279	Itron, Inc.*	394,635
8,386	KEMET Corp.*	55,599
756	Kimball Electronics, Inc.*	13,759
12,427	Knowles Corp.*^	207,655
3,062	Littlelfuse, Inc.	464,721
662	Mesa Labs, Inc.	81,261
6,614	Methode Electronics, Inc., Class A	273,489
604	MOCON, Inc.	11,778
2,644	MTS Systems Corp.	149,915
2,608	Napco Security Technologies, Inc.*	22,168
6,456	Novanta, Inc.*	135,576
3,785	OSI Systems, Inc.*	288,114
3,068	PAR Technology Corp.*	17,119
3,846	Park Electrochemical Corp.	71,728
1,746	PCM, Inc.*	39,285
1,875	Perceptron, Inc.*	12,450
5,383	Plexus Corp.*	290,897
6,950	RadiSys Corp.*	30,789
1,727	RF Industries, Ltd.	3,022
3,170	Rogers Corp.*	243,488
12,134	Sanmina Corp.*	444,711
4,214	ScanSource, Inc.*	170,035
3,264	SYNNEX Corp.	395,009
1,210	Tech Data Corp.*	102,463

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
16,717	TTM Technologies, Inc.*^	$227,853
203	Universal Display Corp.*	11,429
3,719	VeriFone Systems, Inc.*	65,938
6,432	Vishay Intertechnology, Inc.^	104,198
989	Wayside Technology Group, Inc.	18,494
3,952	Wireless Telecom Group, Inc.*	7,548

		6,916,785

Energy Equipment & Services (1.5%):
483	Archrock, Inc.	6,376
8,563	Atwood Oceanics, Inc.^	112,432
1,388	Dawson Geophysical Co.*	11,160
4,461	Diamond Offshore Drilling, Inc.*	78,960
4,550	Dril-Quip, Inc.*^	273,227
2,135	Ensco plc, Class A, ADR	20,752
3,837	Era Group, Inc.*	65,114
241	Exterran Corp.*	5,760
14,952	Forum Energy Technologies, Inc.*	328,943
2,757	Frank’s International NV^	33,939
1,260	Geospace Technologies Corp.*	25,654
2,641	Gulf Island Fabrication, Inc.	31,428
2,758	Helix Energy Solutions Group, Inc.*	24,326
1,321	Hornbeck Offshore Services, Inc.*	9,538
4,951	Matrix Service Co.*	112,388
41,501	McDermott International, Inc.*	306,693
16,654	Nabors Industries, Ltd.	273,125
2,316	Natural Gas Services Group*	74,459
11,101	Newpark Resources, Inc.*^	83,258
9,910	Noble Corp. plc^	58,667
627	Oceaneering International, Inc.	17,688
2,351	Oil States International, Inc.*	91,689
23,169	Parker Drilling Co.*	60,239
6,733	Patterson-UTI Energy, Inc.	181,252
2,412	PHI, Inc.*	43,464
5,957	Pioneer Energy Services Corp.*	40,805
1,757	Rignet, Inc.*	40,675
16,158	Rowan Cos. plc, Class A*^	305,224
1,726	RPC, Inc.^	34,192
12,577	Superior Energy Services, Inc.^	212,299
4,709	Tesco Corp.*	38,849
5,480	TETRA Technologies, Inc.*	27,510
1,769	U.S. Silica Holdings, Inc.	100,267
3,954	Unit Corp.*	106,244

		3,236,596

Food & Staples Retailing (0.6%):
4,717	Chefs’ Warehouse, Inc.*	74,529
2,510	Ingles Markets, Inc., Class A	120,731
4,259	Natural Grocers by Vitamin Cottage, Inc.*	50,640
4,323	PriceSmart, Inc.	360,970
200	SpartanNash Co.	7,908
37,425	Supervalu, Inc.*	174,775
384	The Andersons, Inc.	17,165
1,585	United Natural Foods, Inc.*^	75,636
1,832	Village Super Market, Inc., Class A^	56,609
4,539	Weis Markets, Inc.	303,386

		1,242,349

Continued

10

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food Products (1.8%):
9,113	B&G Foods, Inc.^	$399,148
2,862	Calavo Growers, Inc.^	175,727
5,940	Cal-Maine Foods, Inc.^	262,400
1,318	Coffee Holding Co., Inc.*	6,129
7,904	Darling International, Inc.*	102,041
14,474	Dean Foods Co.^	315,244
3,107	Farmer Brothers Co.*	114,027
1,800	Fresh Del Monte Produce, Inc.	109,134
3,708	Inventure Foods, Inc.*	36,524
2,736	J & J Snack Foods Corp.	365,064
307	John B Sanfilippo And Son, Inc.	21,610
2,790	Lancaster Colony Corp.	394,477
2,754	Landec Corp.*	38,005
2,658	Limoneira Co.	57,174
596	Omega Protein Corp.*	14,930
4,186	Post Holdings, Inc.*^	336,513
1,220	Rocky Mountain Chocolate Factory, Inc.	12,432
2,912	Sanderson Farms, Inc.	274,427
1,677	Seneca Foods Corp., Class A*	67,164
12	Seneca Foods Corp., Class B*	504
10,495	Snyders-Lance, Inc.^	402,377
6,285	Tootsie Roll Industries, Inc.^	249,829

		3,754,880

Gas Utilities (1.5%):
2,635	Chesapeake Utilities Corp.	176,413
1,008	Delta Natural Gas Co., Inc.	29,565
2,109	Gas Natural, Inc.	26,468
12,319	New Jersey Resources Corp.	437,325
4,793	Northwest Natural Gas Co.	286,621
5,913	ONE Gas, Inc.	378,195
79	RGC Resources, Inc.	1,988
11,590	South Jersey Industries, Inc.	390,467
5,524	Southwest Gas Corp.	423,249
7,213	Spire, Inc.	465,599
5,777	WGL Holdings, Inc.	440,670

		3,056,560

Health Care Equipment & Supplies (3.2%):
4,444	Abaxis, Inc.^	234,510
9,057	Accuray, Inc.*	41,662
2,095	Analogic Corp.	173,780
6,750	AngioDynamics, Inc.*	113,873
2,731	Anika Therapeutics, Inc.*	133,710
307	Atrion Corp.^	155,710
6,675	Cantel Medical Corp.^	525,656
283	CONMED Corp.^	12,500
5,343	CryoLife, Inc.*	102,318
3,874	Cynosure, Inc., Class A*	176,654
5,289	Derma Sciences, Inc.*	27,503
1,118	Elctromed, Inc.*	4,338
2,604	Exactech, Inc.*	71,089
10,408	Globus Medical, Inc., Class A*^	258,222
6,431	Haemonetics Corp.*	258,526
6,189	Halyard Health, Inc.*^	228,869
5,695	Hill-Rom Holdings, Inc.	319,717

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
2,663	ICU Medical, Inc.*	$392,393
1,629	Inogen, Inc.*^	109,420
4,246	Integer Holdings Corp.*	125,045
6,158	Integra LifeSciences Holdings Corp.*^	528,296
5,763	Invacare Corp.	75,207
2,006	IRIDEX Corp.*	28,204
249	Kewaunee Scientific CP	6,088
3,330	LeMaitre Vascular, Inc.	84,382
2,367	LivaNova plc*	106,444
7,468	Masimo Corp.*	503,343
7,277	Meridian Bioscience, Inc.	128,803
8,851	Merit Medical Systems, Inc.*	234,552
5,544	Natus Medical, Inc.*	192,931
3,676	Neogen Corp.*	242,616
6,172	NuVasive, Inc.*	415,746
1,520	Nuvectra Corp.*	7,646
5,743	OraSure Technologies, Inc.*	50,424
3,546	Orthofix International NV*	128,295
920	Quidel Corp.*	19,706
10,930	RTI Surgical, Inc.*^	35,523
2,363	SeaSpine Holdings Corp.*	18,668
561	Span-America Medical System, Inc.	10,233
2,431	Surmodics, Inc.*	61,747
3,600	TransEnterix, Inc.*	4,680
754	Utah Medical Products, Inc.	54,854
2,850	Vascular Solutions, Inc.*	159,885
2,539	Wright Medical Group NV*	58,346

		6,622,114

Health Care Providers & Services (2.3%):
1,781	Aac Holdings, Inc.*	12,894
5,540	Aceto Corp.	121,714
3,936	AdCare Health Systems, Inc.*	5,747
3,021	Addus HomeCare Corp.*	105,886
914	Adeptus Health, Inc., Class A*^	6,983
6,275	Air Methods Corp.*	199,859
2,215	Alliance HealthCare Services, Inc.*	21,264
1,791	Almost Family, Inc.*	78,983
5,486	Amedisys, Inc.*^	233,868
7,614	AMN Healthcare Services, Inc.*^	292,758
1,753	BioScrip, Inc.*	1,823
5,137	BioTelemetry, Inc.*	114,812
1,800	Brookdale Senior Living, Inc.*	22,356
5,919	Capital Senior Living Corp.*^	95,000
2,326	Chemed Corp.	373,113
269	Civitas Solutions, Inc.*	5,353
3,861	CorVel Corp.*	141,313
816	Cross Country Healthcare, Inc.*	12,738
2,588	Diplomat Pharmacy, Inc.*	32,609
8,773	Ensign Group, Inc. (The)^	194,848
1,905	Five Star Quality Care, Inc.*	5,144
2,358	Genesis Healthcare, Inc.*	10,022
1,652	HealthEquity, Inc.*	66,939
6,106	Healthways, Inc.*	138,912
3,529	InfuSystems Holdings, Inc.*	8,999

Continued

11

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
2,846	Kindred Healthcare, Inc.	$22,341
490	Landauer, Inc.	23,569
3,146	LHC Group, Inc.*	143,772
1,982	LifePoint Hospitals, Inc.*	112,578
3,859	Magellan Health Services, Inc.*	290,390
2,158	National Healthcare Corp.^	163,555
1,920	National Research Corp.^	36,480
680	National Research Corp., Class A^	28,336
9,789	Nobilis Health Corp.*^	20,557
9,830	Owens & Minor, Inc.^	346,900
5,046	PharMerica Corp.*	126,907
2,964	Providence Service Corp.*	112,780
1,080	Psychemedics Corp.	26,654
8,313	RadNet, Inc.*	53,619
22,263	Select Medical Holdings Corp.*^	294,984
6,344	Surgical Care Affiliates, Inc.*^	293,537
3,743	Tenet Healthcare Corp.*	55,546
4,357	Triple-S Management Corp., Class B*	90,190
2,326	U.S. Physical Therapy, Inc.	163,285
10,911	Universal American Financial Corp.*	108,564

		4,818,481

Health Care Technology (0.4%):
26,431	Allscripts Healthcare Solutions, Inc.*	269,861
558	Arrhythmia Research Technology, Inc.*	2,120
2,108	Computer Programs & Systems, Inc.	49,749
660	HealthStream, Inc.*	16,533
3,326	HMS Holdings Corp.*	60,400
5,666	Omnicell, Inc.*	192,077
10,576	Quality Systems, Inc.*	139,074
3,115	Simulations Plus, Inc.	30,060

		759,874

Hotels, Restaurants & Leisure (3.2%):
17,070	Belmond, Ltd., Class A*	227,885
2	Biglari Holdings, Inc.*	946
4,027	BJ’s Restaurants, Inc.*	158,261
18,068	Bloomin’ Brands, Inc.^	325,766
3,490	Bob Evans Farms, Inc.	185,703
3,066	Bravo Brio Restaurant Group, Inc.*	11,651
1,695	Brinker International, Inc.^	83,953
2,429	Buffalo Wild Wings, Inc.*	375,038
5,874	Caesars Entertainment Corp.*^	49,929
6,745	Carrols Restaurant Group, Inc.*	102,861
4,585	Century Casinos, Inc.*	37,735
7,607	Cheesecake Factory, Inc. (The)	455,507
2,351	Choice Hotels International, Inc.	131,774
2,799	Chuy’s Holdings, Inc.*^	90,828
11,036	ClubCorp Holdings, Inc.	158,367
1,394	Dave & Buster’s Entertainment, Inc.*	78,482
4,454	Del Frisco’s Restaurant Group, Inc.*	75,718
1,448	del Taco Restaurants, Inc.*	20,446
13,005	Denny’s Corp.*	166,854
3,084	DineEquity, Inc.	237,468
3,712	Dover Motorsports, Inc.	8,538
2,394	El Pollo Loco Holdings, Inc.*	29,446

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
1,421	Famous Dave’s of America, Inc.*^	$7,034
4,357	Fiesta Restaurant Group, Inc.*	130,056
378	Flanigan’s Enterprises, Inc.	9,204
11,024	Ilg, Inc.	200,306
920	International Speedway Corp., Class A	33,856
1,653	Intrawest Resorts Holdings, Inc.*	29,506
1,832	Jack in the Box, Inc.	204,524
3,322	Jamba, Inc.*	34,217
1,168	Kona Grill, Inc.*	14,658
2,660	La Quinta Holdings, Inc.*	37,799
5,681	Luby’s, Inc.*	24,315
4,858	Marriott Vacations Worldwide Corp.^	412,201
843	Nathans Famous, Inc.*	54,711
5,627	Noodles & Co.*^	23,071
6,368	Papa John’s International, Inc.^	544,972
3,151	Pinnacle Entertainment, Inc.*	45,690
1,541	Planet Fitness, Inc.	30,974
3,708	Popeyes Louisiana Kitchen, Inc.*^	224,260
1,200	Potbelly Corp.*	15,480
2,069	RCI Hospitality Holdings, Inc.	35,380
3,634	Red Lion Hotels Corp.*	30,344
2,718	Red Robin Gourmet Burgers*	153,295
1,865	Ruby Tuesday, Inc.*	6,024
5,652	Ruth’s Hospitality Group, Inc.	103,432
11,597	SeaWorld Entertainment, Inc.^	219,531
788	Shake Shack, Inc., Class A*	28,203
8,467	Sonic Corp.^	224,460
6,549	Speedway Motorsports, Inc.	141,917
8,216	Texas Roadhouse, Inc.	396,340
4,346	Town Sports International Holdings, Inc.*	10,865
12,047	Wendy’s Co. (The)^	162,875
2,153	Wingstop, Inc.	63,707

		6,666,363

Household Durables (1.4%):
2,682	CalAtlantic Group, Inc.^	91,215
1,565	Cavco Industries, Inc.*	156,265
3,024	Dixie Group, Inc. (The)*	10,886
5,018	Ethan Allen Interiors, Inc.	184,913
253	Flexsteel Industries, Inc.	15,603
931	Helen of Troy, Ltd.*	78,623
7,411	Hovnanian Enterprises, Inc., Class A*	20,232
942	Installed Building Products, Inc.*	38,905
4,589	iRobot Corp.*^	268,227
12,694	KB Home^	200,692
1,138	Koss Corp.*	2,595
8,500	La-Z-Boy, Inc.	263,925
924	LGI Homes, Inc.*^	26,547
4,396	Libbey, Inc.	85,546
2,522	Lifetime Brands, Inc.	44,766
7,822	M.D.C. Holdings, Inc.	200,713
4,157	M/I Homes, Inc.*	104,673
6,186	Meritage Corp.*^	215,273
723	P & F Industries, Inc., Class A	5,979
1,301	Skyline Corp.*	20,113

Continued

12

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
3,040	Stanley Furniture Co., Inc.	$2,737
5,242	Taylor Morrison Home Corp., Class A*^	100,961
839	TopBuild Corp.*	29,868
25,587	TRI Pointe Homes, Inc.*^	293,738
2,150	Tupperware Brands Corp.^	113,133
2,525	Universal Electronics, Inc.*	162,989
5,316	William Lyon Homes, Class A*	101,163
5,426	Zagg, Inc.*^	38,525

		2,878,805

Household Products (0.4%):
1,769	Central Garden & Pet Co., Class A*	54,662
3,827	Energizer Holdings, Inc.^	170,722
16,547	HRG Group, Inc.*	257,472
1,767	Ocean Bio-Chem, Inc.	6,644
940	Oil-Dri Corp.	35,917
1,648	Orchids Paper Products Co.^	43,145
2,171	WD-40 Co.^	253,790

		822,352

Independent Power & Renewable Electricity Producers (0.4%):
22,978	Atlantic Power Corp.*	57,445
5,291	Dynegy, Inc.*	44,762
2,911	NRG Yield, Inc., Class A	44,713
4,635	NRG Yield, Inc., Class C	73,233
7,807	Ormat Technologies, Inc.	418,612
10,283	Pattern Energy Group, Inc.^	195,274
3,630	TerraForm Power, Inc., Class A*	46,500
5,942	Vivint Solar, Inc.*^	15,152

		895,691

Industrial Conglomerates (0.1%):
7,017	Raven Industries, Inc.	176,828

Insurance (3.2%):
3,090	Allied World Assurance Co. Holdings AG	165,964
8,008	AMBAC Financial Group, Inc.*	180,180
13,933	American Equity Investment Life Holding Co.	314,050
2,053	American National Insurance Co.	255,824
3,293	Amerisafe, Inc.	205,319
4,281	Argo Group International Holdings, Ltd.	282,118
8,289	Aspen Insurance Holdings, Ltd.	455,894
180	Baldwin & Lyons, Inc., Class A	4,734
9,319	Citizens, Inc.*	91,513
3,445	Crawford & Co.	43,269
4,636	Crawford & Co., Class A	43,903
2,691	Donegal Group, Inc., Class A	47,039
3,293	EMC Insurance Group, Inc.	98,823
5,530	Employers Holdings, Inc.	218,988
1,365	Enstar Group, Ltd.*	269,860
2,939	FBL Financial Group, Inc., Class A^	229,683
2,611	Federated National Holding Co.	48,800
4,344	First Acceptance Corp.*	4,518
10,826	Genworth Financial, Inc., Class A*	41,247
1,050	Global Indemnity, Ltd.*	40,121
5,527	Greenlight Capital Re, Ltd.*^	126,015
3,636	Hallmark Financial Services, Inc.*	42,287

Shares		Fair Value
Common Stocks, continued
Insurance, continued
1,975	HCI Group, Inc.	$77,973
569	Heritage Insurance Holdings, Inc.	8,916
2,823	Independence Holding Co.	55,190
379	Investors Title Co.	59,950
2,048	Kemper Corp.	90,726
1,473	Kingstone Co., Inc.	20,254
12,677	Maiden Holdings, Ltd.	221,214
18,599	MBIA, Inc.*^	199,009
2,096	Mercury General Corp.^	126,200
4,062	National General Holdings Corp.	101,509
588	National Western Life Group, Inc., Class A	182,750
4,446	Onebeacon Insurance Group, Ltd.	71,358
7,538	Primerica, Inc.^	521,252
8,380	ProAssurance Corp.	470,956
6,898	RLI Corp.^	435,471
513	Safety Insurance Group, Inc.	37,808
2,048	Selective Insurance Group, Inc.	88,166
5,250	State Auto Financial Corp.	140,753
884	State National Companies, Inc.	12,252
4,083	Stewart Information Services Corp.^	188,145
204	The National Security Group, Inc.	3,570
2,083	Third Point Reinsurance, Ltd.*	24,059
4,002	United Insurance Holdings Co.	60,590
6,539	Universal Insurance Holdings, Inc.	185,708

		6,593,928

Internet & Direct Marketing Retail (0.5%):
5,183	1-800 Flowers.com, Inc., Class A*	55,458
2,282	Blue Nile, Inc.	92,718
3,666	CafePress, Inc.*	10,778
500	FTD Cos., Inc.*	11,920
1,784	HSN, Inc.	61,191
1,300	Lands’ End, Inc.*^	19,695
9,267	Liberty TripAdvisor Holdings, Inc., Class A*	139,468
5,101	Nutri/System, Inc.	176,750
4,189	Overstock.com, Inc.*	73,308
3,780	PetMed Express, Inc.^	87,205
5,389	Shutterfly, Inc.*	270,419
1,880	US Auto Parts Network, Inc.*	6,618

		1,005,528

Internet Software & Services (1.5%):
7,493	Actua Corp.*^	104,902
3,832	Angie’s List, Inc.*	31,537
778	Bankrate, Inc.*	8,597
3,300	Bazaarvoice, Inc.*	16,005
1,300	Blucora, Inc.*	19,175
2,594	Carbonite, Inc.*	42,542
4,358	Cimpress NV*^	399,236
701	Commercehub, Inc. Com, Series A*	10,522
1,381	DHI Group, Inc.*	8,631
21,351	EarthLink Holdings Corp.	120,420
2,603	Envestnet, Inc.*^	91,756
6,302	GTT Communications, Inc.*	181,183
12,029	Internap Network Services Corp.*	18,525
10,609	Intralinks Holdings, Inc.*^	143,434

Continued

13

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
4,991	Inuvo, Inc.*	$8,335
1,156	j2 Global, Inc.^	94,561
3,938	Leaf Group, Ltd.*	25,794
18,673	Limelight Networks, Inc.*	47,056
3,018	Liquidity Services, Inc.*	29,426
1,096	LogMeIn, Inc.	105,819
6,655	Marchex, Inc., Class B*^	17,636
7,131	Meetme, Inc.*^	35,156
10,915	NIC, Inc.	260,868
3,492	Numerex Corp., Class A*	25,841
8,938	QuinStreet, Inc.*	33,607
1,839	Qumu Corp.*	4,377
7,302	RealNetworks, Inc.*	35,488
2,319	Reis, Inc.^	51,598
8,001	RetailMeNot, Inc.*	74,409
1,400	Rightside Group, Ltd.*	11,578
5,723	Shutterstock, Inc.*^	271,956
1,743	Stamps.com, Inc.*	199,834
5,449	Synacor, Inc.*	16,892
6,258	TechTarget*	53,381
2,773	Travelzoo, Inc.*	26,066
8,928	Tremor Video, Inc.*	22,231
1,900	Truecar, Inc.*^	23,750
8,613	Web.com Group, Inc.*	182,164
5,665	WebMD Health Corp.*	280,813
2,184	XO Group, Inc.*	42,479
6,743	YuMe, Inc.*	24,140

		3,201,720

IT Services (2.2%):
13,535	Acxiom Corp.*	362,738
8,209	Blackhawk Network Holdings, Inc.*^	309,274
824	CACI International, Inc., Class A*	102,423
6,999	Cardtronics plc*^	381,936
2,101	Cass Information Systems, Inc.	154,571
12,401	CIBER, Inc.*	7,835
3,848	Convergys Corp.	94,507
2,654	CoreLogic, Inc.*	97,747
5,437	CSG Systems International, Inc.	263,151
758	CSP, Inc.	8,020
4,162	Datalink Corp.*	46,864
11,883	Everi Holdings, Inc.*	25,786
5,621	Exlservice Holdings, Inc.*	283,523
3,140	Forrester Research, Inc.	134,863
5,599	Hackett Group, Inc. (The)	98,878
2,498	Innodata, Inc.*	6,120
12,390	Lionbridge Technologies, Inc.*	71,862
4,125	ManTech International Corp., Class A	174,281
10,553	ModusLink Global Solutions, Inc.*	15,407
6,208	MoneyGram International, Inc.*	73,316
1,690	NCI, Inc., Class A	23,576
7,462	NeuStar, Inc., Class A*	249,231
6,573	Perficient, Inc.*	114,962
3,168	PFSweb, Inc.*^	26,928
5,456	Science Applications International Corp.	462,669

Shares		Fair Value
Common Stocks, continued
IT Services, continued
13,472	Servicesource International, Inc.*	$76,521
719	StarTek, Inc.*	6,076
7,735	Sykes Enterprises, Inc.*	223,232
7,984	TeleTech Holdings, Inc.	243,512
5,724	Travelport Worldwide, Ltd.	80,708
8,699	Unisys Corp.*	130,050
5,566	Virtusa Corp.*	139,818

		4,490,385

Leisure Products (0.4%):
2,445	Arctic Cat, Inc.*	36,724
3,537	Callaway Golf Co.	38,766
2,916	Escalade, Inc.	38,491
2,447	JAKKS Pacific, Inc.*	12,602
611	Malibu Boats, Inc.*	11,658
984	Marine Products Corp.	13,648
5,982	Nautilus Group, Inc.*^	110,667
8,017	Smith & Wesson Holding Corp.*^	168,998
2,637	Sturm, Ruger & Co., Inc.^	138,970
8,489	Vista Outdoor, Inc.*	313,244

		883,768

Life Sciences Tools & Services (0.4%):
1,587	Albany Molecular Research, Inc.*^	29,772
173	Bioanalytical Systems, Inc.*	131
1,820	Bruker Corp.	38,548
5,196	Cambrex Corp.*	280,325
1,037	Charles River Laboratories International, Inc.*	79,009
4,315	Enzo Biochem, Inc.*	29,946
7,018	Harvard Bioscience, Inc.*	21,405
1,322	INC Research Holdings, Inc., Class A*	69,537
7,462	Luminex Corp.*	150,956
1,737	PAREXEL International Corp.*	114,156

		813,785

Machinery (4.9%):
1,617	Actuant Corp., Class A	41,961
5,535	Albany International Corp., Class A	256,271
4,756	Altra Industrial Motion Corp.	175,496
1,200	American Railcar Industries	54,348
1,974	ARC Group Worldwide, Inc.*^	8,686
806	Art’s-Way Manufacturing Co.*	2,740
3,783	Astec Industries, Inc.	255,201
8,599	Barnes Group, Inc.	407,765
1,300	Briggs & Stratton Corp.	28,938
5,149	Chart Industries, Inc.*	185,467
2,999	CIRCOR International, Inc.	194,575
1,754	CLARCOR, Inc.	144,652
407	Colfax Corp.*	14,624
3,780	Columbus McKinnon Corp.	102,211
5,525	Commercial Vehicle Group, Inc.*	30,553
1,068	Crane Co.	77,024
983	Dmc Global, Inc.	15,581
4,235	Douglas Dynamics, Inc.	142,508
3,312	EnPro Industries, Inc.	223,096
4,335	ESCO Technologies, Inc.	245,578

Continued

14

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Machinery, continued
9,840	Federal Signal Corp.	$153,602
7,661	Franklin Electric Co., Inc.	298,013
2,281	FreightCar America, Inc.^	34,055
1,765	Gencor Industries, Inc.*	27,711
3,972	Global Brass & Copper Holdings, Inc.	136,240
4,496	Gorman-Rupp Co. (The)	139,151
4,781	Greenbrier Cos, Inc.^	198,651
2,410	Hardinge, Inc.	26,703
13,745	Harsco Corp.	186,932
9,867	Hillenbrand, Inc.	378,399
1,212	Hurco Cos, Inc.	40,117
2,157	Hyster-Yale Materials Handling, Inc., Class A	137,552
3,022	ITT, Inc.	116,559
4,871	John Bean Technologies Corp.	418,661
3,351	Joy Global, Inc.	93,828
9,949	Kennametal, Inc.	311,006
143	Key Technology, Inc.*	1,667
2,094	L.B. Foster Co., Class A	28,478
1,824	Lindsay Corp.	136,089
829	Lydall, Inc.*	51,274
3,228	Manitex International, Inc.*	22,144
21,093	Manitowoc Co., Inc. (The)*	126,136
20,438	Manitowoc Foodservice, Inc.*^	395,067
15,613	Meritor, Inc.*	193,913
9,351	Mueller Industries, Inc.	373,666
26,424	Mueller Water Products, Inc., Class A	351,703
3,846	Navistar International Corp.*	120,649
3,562	NN, Inc.	67,856
158	Omega Flex, Inc.	8,810
3,573	Proto Labs, Inc.*^	183,474
3,840	RBC Bearings, Inc.*	356,390
14,687	Rexnord Corp.*	287,718
1,692	SPX Corp.*	40,134
745	SPX FLOW, Inc.*	23,885
2,098	Standex International Corp.	184,309
4,643	Sun Hydraulics Corp.^	185,581
1,607	Supreme Industires, Inc., Class A	25,230
466	Taylor Devices, Inc.*	7,083
3,038	Tennant Co.	216,306
15,787	Terex Corp.	497,763
800	The Exone Co.*^	7,472
3,690	Timken Co.	146,493
11,231	Titan International, Inc.	125,900
7,749	TriMas Corp.*	182,102
10,692	Wabash National Corp.*^	169,147
4,049	Watts Water Technologies, Inc., Class A	263,995
1,318	Woodward, Inc.	91,008
572	WSI Industries, Inc.	1,745
3,110	Xerium Technologies, Inc.*	17,478

		10,195,120

Marine (0.2%):
1,121	Kirby Corp.*^	74,547
7,315	Matson, Inc.	258,877

		333,424

Shares		Fair Value
Common Stocks, continued
Media (1.8%):
3,904	A.H. Belo Corp., Class A	$24,790
5,322	AMC Entertainment Holdings, Inc., Class A^	179,085
2,527	Ballantyne Strong, Inc.*	20,216
478	Beasley Broadcast Group, Inc., Class A	2,964
27,534	Central Eurpoean Media Enterprises*	70,212
229	Daily Journal Corp.*	55,372
12,254	E.W. Scripps Co. (The), Class A*^	236,870
6,123	Entercom Communications Corp.	93,682
11,865	Entravision Communications Corp., Class A	83,055
2,242	Eros International plc*^	29,258
4,669	Gannett Co., Inc.	45,336
338	Global Eagle Entertainment, Inc.*	2,183
11,521	Gray Television, Inc.*	125,003
12,577	Harte-Hanks, Inc.	18,991
2,892	Hemisphere Media Group*	32,390
2,441	Insignia Systems, Inc.*	5,834
3,833	John Wiley & Sons, Inc., Class A	208,899
10,454	Lee Enterprises, Inc.*	30,317
372	McClatchy Co., Class A*	4,903
21,894	Media General, Inc.*	412,265
6,314	Meredith Corp.^	373,473
1,662	MSG Networks, Inc., Class A*	35,733
10,941	National CineMedia, Inc.	161,161
26,302	New York Times Co. (The), Class A	349,817
4,979	Nexstar Broadcasting Group, Inc., Class A	315,171
8,158	Radio One, Inc., Class D*	23,658
4,315	Reading International, Inc., Class A*	71,629
4,639	Regal Entertainment Group, Class A	95,563
654	Scholastic Corp.	31,058
9,348	Sinclair Broadcast Group, Inc., Class A^	311,756
860	Spanish Broadcasting System, Inc., Class A*	2,623
13,453	Time, Inc.	240,136
1,858	World Wrestling Entertainment, Inc., Class A	34,187

		3,727,590

Metals & Mining (1.5%):
15,472	AK Steel Holding Corp.*^	157,969
4,365	Allegheny Technologies, Inc.^	69,534
2,124	Ampco-Pittsburgh Corp.	35,577
6,694	Carpenter Technology Corp.^	242,122
3,100	Century Aluminum Co.*^	26,536
11,200	Cliffs Natural Resources, Inc.*	94,192
8,368	Coeur d’Alene Mines Corp.*	76,065
18,568	Commercial Metals Co.	404,410
4,543	Compass Minerals International, Inc.^	355,944
13,641	Ferroglobe plc(a)	147,732
1,805	Gold Resource Corp.	7,852
1,510	Handy & Harman, Ltd.*	38,581
2,335	Haynes International, Inc.^	100,382
61,781	Hecla Mining Co.	323,732
931	Kaiser Aluminum Corp.	72,329
4,126	Materion Corp.	163,390
9,373	McEwen Mining, Inc.^	27,275
856	Ryerson Holding Corp.*	11,428
1,487	Schnitzer Steel Industries, Inc., Class A	38,216

Continued

15

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
19,975	Stillwater Mining Co.*	$321,797
3,318	SunCoke Energy, Inc.*	37,626
1,789	Synalloy Corp.*	19,590
846	TimkenSteel Corp.*^	13,096
5,878	United States Steel Corp.	194,033
1,458	Universal Stainless & Alloy Products, Inc.*	19,698
2,441	Worthington Industries, Inc.	115,801

		3,114,907

Multiline Retail (0.4%):
7,840	Big Lots, Inc.^	393,647
654	Dillard’s, Inc., Class A^	40,999
800	Fred’s, Inc.^	14,848
4,032	Gordmans Stores, Inc.*	2,762
39,798	J.C. Penney Co., Inc.*	330,721
1,852	Ollie’s Bargain Outlet Holdings, Inc.*	52,689
1,009	Tuesday Morning Corp.*	5,449

		841,115

Multi-Utilities (0.7%):
10,432	Avista Corp.^	417,176
6,434	Black Hills Corp.^	394,662
7,525	NorthWestern Corp.^	427,946
2,614	Unitil Corp.	118,519

		1,358,303

Oil, Gas & Consumable Fuels (2.1%):
13,215	Abraxas Petroleum Corp.*	33,963
816	Adams Resources & Energy, Inc.	32,354
12,123	Alon USA Energy, Inc.	137,960
6,000	Approach Resources, Inc.*	20,100
901	Barnwell Industries, Inc.*	1,478
9,079	Bill Barrett Corp.*	63,462
7,870	Callon Petroleum Co.*^	120,962
16,914	Clean Energy Fuel Corp.*	48,374
8,098	Cloud Peak Energy, Inc.*^	45,430
1,914	Contango Oil & Gas Co.*	17,877
3,956	Delek US Holdings, Inc.	95,221
39,156	Denbury Resources, Inc.*^	144,094
16,266	DHT Holdings, Inc.	67,341
1,100	Dorian LPG, Ltd.*^	9,031
416	Earthstone Energy, Inc.*	5,716
4,363	Eclipse Resources Corp.*	11,649
7,475	Enlink Midstream LLC	142,399
12,047	EP Energy Corp., Class A*^	78,908
1,297	Evolution Petroleum Corp.	12,970
13,216	Gaslog, Ltd.	212,778
1,561	Green Plains Renewable Energy, Inc.	43,474
944	Gulfport Energy Corp.*	20,428
5,504	Hallador Energy Co.	50,031
7,609	Jones Energy, Inc., Class A*^	38,045
11,810	Kosmos Energy LLC*	82,788
1,531	Laredo Petroleum Holdings, Inc.*	21,648
12,361	Nordic American Tankers, Ltd.^	103,832
9,684	Oasis Petroleum, Inc.*	146,616
4,913	Pacific Ethanol, Inc.*	46,674

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
3,313	Panhandle Oil & Gas, Inc., Class A	$78,021
1,648	Par Pacific Holdings, Inc.*^	23,962
871	Parsley Energy, Inc., Class A*	30,694
12,598	PBF Energy, Inc., Class A^	351,232
5,288	PDC Energy, Inc.*	383,803
6	PrimeEnergy Corp.*	324
6,030	Renewable Energy Group, Inc.*	58,491
3,077	Rice Energy, Inc.*	65,694
3,561	Ring Energy, Inc.*	46,257
8,875	RSP Permian, Inc.*	396,002
28,682	Scorpio Tankers, Inc.^	129,929
3,517	SemGroup Corp., Class A^	146,835
12,619	Ship Finance International^	187,392
3,446	SM Energy Co.^	118,818
17,761	Synergy Resources Corp.*	158,251
1,980	Teekay Shipping Corp.	15,899
18,909	Teekay Tankers, Ltd.	42,734
781	Western Refining, Inc.	29,561
6,446	Whiting Petroleum Corp.*^	77,481
1,144	World Fuel Services Corp.	52,521
11,076	WPX Energy, Inc.*	161,377

		4,410,881

Paper & Forest Products (1.1%):
6,562	Boise Cascade Co.*	147,645
2,930	Clearwater Paper Corp.*	192,062
2,095	Deltic Timber Corp.^	161,462
8,287	Domtar Corp.	323,442
15,839	KapStone Paper & Packaging Corp.	349,249
19,676	Louisiana-Pacific Corp.*	372,466
11,341	Mercer International, Inc.	120,782
2,748	Neenah Paper, Inc.	234,130
1,455	P.H. Glatfelter Co.	34,760
15,494	Resolute Forest Products*	82,893
4,885	Schweitzer-Mauduit International, Inc.	222,414

		2,241,305

Personal Products (0.5%):
27,730	Avon Products, Inc.*	139,759
1,214	CCA Industries, Inc.*	3,156
5,186	Inter Parfums, Inc.	169,842
900	Lifevantage Corp.*	7,335
537	Mannatech, Inc.	10,901
2,284	Medifast, Inc.	95,083
1,387	Natural Alternatives International, Inc.*	15,673
3,757	Natures Sunshine Products, Inc.	56,355
2,622	Nu Skin Enterprises, Inc., Class A	125,279
1,791	Nutraceutical International Corp.	62,595
6,562	Revlon, Inc.*	191,282
340	United-Guardian, Inc.	5,270
3,726	Usana Health Sciences, Inc.*^	228,032

		1,110,562

Pharmaceuticals (0.9%):
1,196	Akorn, Inc.*	26,109
1,346	Amphastar Pharmaceuticals, Inc.*^	24,793

Continued

16

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
1,398	ANI Pharmaceuticals, Inc.*^	$84,747
1,496	Aratana Therapeutics, Inc.*	10,741
5,610	Catalent, Inc.*	151,245
3,415	Cumberland Pharmaceuticals, Inc.*	18,783
5,725	DepoMed, Inc.*^	103,165
8,459	Endocyte, Inc.*	21,570
8,766	Horizon Pharma plc*	141,834
1,722	Impax Laboratories, Inc.*	22,817
4,468	Innoviva, Inc.*^	47,808
2,063	Juniper Pharmaceuticals, Inc.*	11,553
6,034	Lannett Co., Inc.*^	133,050
2,617	Lipocine, Inc.*^	9,631
7,896	Medicines Co. (The)*^	267,989
459	Phibro Animal Health Corp., Class A	13,449
8,296	Prestige Brands Holdings, Inc.*	432,221
9,367	Sciclone Pharmaceuticals, Inc.*	101,164
8,258	Sucampo Pharmaceuticals, Inc., Class A*	111,896
5,788	Supernus Pharmaceuticals, Inc.*	146,146
2,286	Zogenix, Inc.*	27,775

		1,908,486

Professional Services (1.9%):
1,888	Acacia Research Corp.*	12,272
5,002	Advisory Board Co. (The)*	166,317
979	Barrett Business Services, Inc.	62,754
9,272	CBIZ, Inc.*	127,026
3,999	CDI Corp.*	29,593
5,113	CEB, Inc.	309,848
490	CRA International, Inc.	17,934
4,395	Exponent, Inc.	265,019
3,126	Franklin Covey Co.*	62,989
7,060	FTI Consulting, Inc.*	318,265
3,229	GP Strategies Corp.*	92,349
3,411	Heidrick & Struggles International, Inc.	82,376
9,494	Hill International, Inc.*	41,299
3,860	Huron Consulting Group, Inc.*	195,509
3,423	ICF International, Inc.*	188,950
3,511	Insperity, Inc.	249,105
1,000	Kelly Services, Inc., Class A	22,920
5,603	Kforce, Inc.	129,429
8,537	Korn/Ferry International^	251,244
666	Mastech Holdings, Inc.*	4,535
5,340	Mistras Group, Inc.*	137,131
8,295	Navigant Consulting, Inc.*	217,163
8,419	On Assignment, Inc.*	371,783
7,016	Resources Connection, Inc.	135,058
10,265	RPX Corp.*	110,862
3,165	TriNet Group, Inc.*	81,087
7,676	Trueblue, Inc.*	189,213
4,212	Volt Information Sciences, Inc.*	28,852
1,576	Willdan Group, Inc.*	35,602

		3,936,484

Real Estate Management & Development (0.6%):
8,755	Alexander & Baldwin, Inc.	392,837
2,400	Altisource Portfolio Solutions*^	63,816

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
395	CKX Lands, Inc.*	$4,207
1,120	Consolidated-Tomoka Land Co.	59,830
6,308	Forestar Group, Inc.*	83,896
232	FRP Holdings, Inc.*	8,746
376	Griffin Industrial Realty, Inc.	11,930
6,592	HFF, Inc., Class A	199,408
10	J.W. Mays, Inc.*	449
4,581	Kennedy-Wilson Holdings, Inc.	93,911
5,387	Marcus & Millichap, Inc.*	143,941
1,035	Maui Land & Pineapple Co.*	7,504
308	Stratus Properties, Inc.*	10,087
4,276	Tejon Ranch Co.*^	108,739
1,076	The RMR Group, Inc., Class A	42,502
2,700	The St. Joe Co.*^	51,300
256	Transcontinental Realty Investors, Inc.*	3,023

		1,286,126

Road & Rail (1.2%):
9,726	Avis Budget Group, Inc.*	356,750
4,522	Celadon Group, Inc.	32,332
2,970	Covenant Transportation Group, Inc., Class A*	57,440
14,120	Heartland Express, Inc.	287,483
12,603	Knight Transportation, Inc.^	416,530
4,671	Landstar System, Inc.	398,436
1,020	Marten Transport, Ltd.	23,766
7,221	Roadrunner Transportation System, Inc.*	75,026
4,204	Saia, Inc.*	185,607
3,419	Swift Transportation Co.*^	83,287
4,455	Universal Truckload Services, Inc.	72,839
1,872	USA Truck, Inc.*	16,305
11,360	Werner Enterprises, Inc.^	306,152
5,662	YRC Worldwide, Inc.*	75,191

		2,387,144

Semiconductors & Semiconductor Equipment (3.7%):
7,017	Advanced Energy Industries, Inc.*	384,181
5,028	Alpha & Omega Semiconductor, Ltd.*	106,946
1,056	Ambarella, Inc.*	57,161
34,591	Amkor Technology, Inc.*^	364,935
2,883	Axcelis Technologies, Inc.*	41,948
2,777	AXT, Inc.*	13,330
2,314	Brooks Automation, Inc.	39,500
4,242	Cabot Microelectronics Corp.	267,967
634	Cavium, Inc.*	39,587
1,462	CEVA, Inc.*	49,050
10,088	Cirrus Logic, Inc.*	570,376
4,840	Cohu, Inc.	67,276
4,144	Cree, Inc.*^	109,360
8,530	Diodes, Inc.*	218,965
4,185	DSP Group, Inc.*	54,614
19,633	Entegris, Inc.*	351,431
8,893	Exar Corp.*	95,867
12,777	FormFactor, Inc.*	143,102
4,679	GSI Technology, Inc.*	29,010
20,412	Integrated Device Technology, Inc.*	480,907
23,060	Intersil Corp., Class A	514,238

Continued

17

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment, continued
1,349	inTest Corp.*	$6,205
5,974	IXYS Corp.	71,091
12,127	Kopin Corp.*^	34,441
11,917	Kulicke & Soffa Industries, Inc.*	190,076
17,231	Lattice Semiconductor Corp.*	126,820
685	MA-COM Technology Solutions Holdings, Inc.*^	31,702
3,994	MagnaChip Semiconductor Corp.*	24,763
2,327	MaxLinear, Inc., Class A*^	50,729
8,758	MKS Instruments, Inc.	520,225
4,449	Nanometrics, Inc.*	111,492
6,163	Neophotonics Corp.*	66,622
910	NVE Corp.	65,001
5,936	PDF Solutions, Inc.*^	133,857
12,404	Photronics, Inc.*	140,165
3,805	Power Integrations, Inc.	258,169
18,269	Rambus, Inc.*	251,564
6,014	Rudolph Technologies, Inc.*	140,427
2,280	Semtech Corp.*	71,934
740	Sevcon, Inc.*	6,312
6,339	Sigma Designs, Inc.*	38,034
6,159	Silicon Laboratories, Inc.*	400,335
586	Sunpower Corp.*^	3,873
2,469	Synaptics, Inc.*^	132,289
8,159	Tessera Holding Corp.	360,628
2,862	Ultra Clean Holdings, Inc.*	27,761
4,394	Ultratech, Inc.*	105,368
6,860	Veeco Instruments, Inc.*	199,969
10,031	Xcerra Corp.*	76,637

		7,646,240

Software (2.4%):
18,665	ACI Worldwide, Inc.*	338,770
4,794	American Software, Inc., Class A	49,522
2,923	Aspen Technology, Inc.*	159,830
2,785	Aware, Inc.*	16,989
8,893	Barracuda Networks, Inc.*	190,577
6,086	Blackbaud, Inc.^	389,504
2,350	BSQUARE Corp.*	13,748
1,750	Datawatch Corp.*	9,625
5,359	Ebix, Inc.^	305,731
428	Ellie Mae, Inc.*	35,815
2,049	Evolving Systems, Inc.	8,401
3,328	Fair Isaac Corp.	396,764
4,113	GlobalSCAPE, Inc.	16,740
595	Globant SA*	19,843
4,000	Glu Mobile, Inc.*	7,760
17,978	Mentor Graphics Corp.	663,208
204	MicroStrategy, Inc., Class A*	40,270
6,977	Monotype Imaging Holdings, Inc.	138,493
2,185	Paycom Software, Inc.*^	99,396
10,482	Pegasystems, Inc.	377,352
7,959	Progress Software Corp.	254,131
2,878	QAD, Inc.	87,491
15	QAD, Inc., Class B	383
968	Qualys, Inc.*	30,637

Shares		Fair Value
Common Stocks, continued
Software, continued
1,655	Rosetta Stone, Inc.*	$14,746
6,367	SeaChange International, Inc.*	14,644
1,807	Silver Spring Networks, Inc.*	24,051
6,810	Synchronoss Technologies, Inc.*	260,823
7,906	Telenav, Inc.*	55,737
20,200	TiVo Corp.*	422,180
7,072	VASCO Data Security International, Inc.*	96,533
3,044	Verint Systems, Inc.*	107,301
1,473	Zedge, Inc., Class B*	4,610
1,895	Zix Corp.*	9,361
121,224	Zynga, Inc.*	311,546

		4,972,512

Specialty Retail (3.3%):
9,996	Aaron’s, Inc.^	319,772
3,905	Abercrombie & Fitch Co., Class A^	46,860
10,212	American Eagle Outfitters, Inc.^	154,916
1,626	America’s Car Mart, Inc.*	71,138
4,436	Asbury Automotive Group, Inc.*	273,701
26,427	Ascena Retail Group, Inc.*	163,583
7,305	Barnes & Noble Education, Inc.*	83,788
11,581	Barnes & Noble, Inc.	129,128
4,102	Big 5 Sporting Goods Corp.^	71,170
3,574	Boot Barn Holdings, Inc.*^	44,746
1,732	Build-A-Bear Workshop, Inc.*	23,815
908	Cabela’s, Inc., Class A*	53,163
7,297	Caleres, Inc.	239,488
5,093	Cato Corp., Class A	153,197
22,518	Chico’s FAS, Inc.	324,034
3,179	Children’s Place Retail Stores, Inc. (The)^	320,920
7,062	Christopher & Banks Corp.*	16,525
2,910	Citi Trends, Inc.	54,824
7,308	Conn’s, Inc.*	92,446
3,351	CST Brands, Inc.	161,351
2,917	Destination Maternity Corp.^	15,081
10,159	Destination XL Group, Inc.*^	43,176
2,730	DSW, Inc., Class A^	61,835
13,584	Express, Inc.*	146,164
7,307	Finish Line, Inc. (The), Class A^	137,445
8,642	Five Below, Inc.*^	345,333
7,915	Francesca’s Holdings Corp.*	142,707
1,782	GameStop Corp., Class A^	45,013
3,529	Genesco, Inc.*^	219,151
410	GNC Holdings, Inc., Class A	4,526
693	Group 1 Automotive, Inc.	54,012
11,356	Guess?, Inc.^	137,408
2,764	Haverty Furniture Cos., Inc.	65,507
5,671	hhgregg, Inc.*^	8,110
3,790	Hibbett Sports, Inc.*^	141,367
3,206	Kirkland’s, Inc.*	49,725
3,753	Lithia Motors, Inc., Class A^	363,402
3,004	Lumber Liquidators Holdings, Inc.*^	47,283
4,711	MarineMax, Inc.*	91,158
5,373	Monro Muffler Brake, Inc.^	307,336
1,676	Murphy U.S.A., Inc.*	103,024

Continued

18

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
11,726	New York & Co.*	$26,618
3,403	Party City Holdco, Inc.*	48,323
441	Perfumania Holdings, Inc.*	662
17,335	Pier 1 Imports, Inc.	148,041
1,537	Rent-A-Center, Inc.^	17,291
8,198	Select Comfort Corp.*^	185,439
7,500	Sonic Automotive, Inc., Class A	171,750
2,363	Sportsman’s Warehouse Holdings, Inc.*	22,189
8,364	Stein Mart, Inc.	45,835
1,998	Tailored Brands, Inc.	51,049
289	Tandy Leather Factory, Inc.*	2,341
6,734	The Buckle, Inc.^	153,535
8,543	The Container Store Group, Inc.*	54,248
8,692	The Tile Shop Holdings, Inc.*	169,929
2,271	Tilly’s, Inc.*	29,954
737	Trans World Entertainment Corp.*	2,395
589	Urban Outfitters, Inc.*	16,775
4,282	Vitamin Shoppe, Inc.*	101,698
4,562	West Marine, Inc.*	47,764
942	Winmark Corp.	118,833
5,550	Zumiez, Inc.*	121,268

		6,863,265

Technology Hardware, Storage & Peripherals (0.5%):
3,723	3D Systems Corp.*	49,479
1,308	Astro-Med, Inc.	18,639
7,288	Avid Technology, Inc.*	32,067
1,901	Concurrent Computer Corp.	10,170
1,297	Cray, Inc.*	26,848
7,744	Diebold, Inc.^	194,762
7,170	Eastman Kodak Co.*	111,135
7,011	Electronics for Imaging, Inc.*^	307,502
2,458	Stratasys, Ltd.*	40,655
7,770	Super Micro Computer, Inc.*^	217,949
1,590	TransAct Technologies, Inc.	10,494
6,647	USA Technologies, Inc.*	28,582

		1,048,282

Textiles, Apparel & Luxury Goods (0.7%):
1,716	Cherokee, Inc.*	18,018
8,448	Crocs, Inc.*	57,953
2,291	Culp, Inc.	85,111
4,229	Deckers Outdoor Corp.*^	234,244
6,596	G-III Apparel Group, Ltd.*	194,978
7,140	Iconix Brand Group, Inc.*	66,688
5,694	Kate Spade & Co.*	106,307
2,740	Oxford Industries, Inc.	164,756
1,515	Rocky Brands, Inc.	17,498
6,949	Sequential Brands Group, Inc.*^	32,521
10,365	Steven Madden, Ltd.*^	370,549
761	Vera Bradley, Inc.*	8,919
1,800	Vince Holding Corp.*^	7,290
4,613	Wolverine World Wide, Inc.^	101,255

		1,466,087

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance (2.9%):
885	ASB Bancorp, Inc.*	$25,886
20,572	Astoria Financial Corp.	383,667
1,803	Atlantic Coast Financial Corp.*	12,260
8,784	Bank Mutual Corp.	83,009
3,938	BankFinancial Corp.	58,361
2,775	Bear State Financial, Inc.^	28,166
12,773	Beneficial Bancorp, Inc.	235,023
9,091	BofI Holding, Inc.*^	259,547
1,659	BSB Bancorp, Inc.*	48,028
22,445	Capitol Federal Financial, Inc.	369,444
3,165	Charter Financial Corp.	52,761
280	Citizens Community Bancorp, Inc.	3,480
5,107	Clifton Bancorp, Inc.	86,410
993	Coastway Bancorp, Inc.*	15,540
6,910	Dime Community Bancshares	138,891
1,537	ESSA Bancorp, Inc.	24,162
867	Essent Group, Ltd.*	28,065
8,551	Everbank Financial Corp.	166,317
242	First Capital, Inc.	7,974
9,580	Flagstar Bancorp, Inc.*	258,084
574	FS Bancorp, Inc.	20,635
195	Guaranty Federal Bankshares, Inc.	4,130
681	Hamilton Bancorp, Inc.*	9,704
245	Hingham Institution for Savings	48,211
629	HMN Financial, Inc.*	11,008
973	Home Bancorp, Inc.	37,568
43	Home Federal Bancorp, Inc.	1,155
4,136	HomeStreet, Inc.*^	130,698
1,446	HopFed Bancorp, Inc.	19,463
869	IF Bancorp, Inc.	16,077
865	Impac Mortgage Holdings, Inc.*	12,127
7,701	Kearny Financial Corp.^	119,751
390	Kentucky First Federal Bancorp	3,530
832	Lake Sunapee Bank Group	19,627
1,116	LendingTree, Inc.*	113,107
940	Malvern Bancorp, Inc.*	19,881
9,112	Meridian Bancorp, Inc.	172,217
1,197	Meta Financial Group, Inc.	123,171
676	MSB Financial Corp.*	9,937
3,723	Nationstar Mortgage Holdings, Inc.*	67,237
2,740	NMI Holdings, Inc., Class A*	29,181
8,224	Northfield Bancorp, Inc.	164,233
13,856	Northwest Bancshares, Inc.^	249,824
5,668	Oceanfirst Financial Corp.	170,210
198	Oconee Federal Financial Corp.	4,257
16,927	Ocwen Financial Corp.*^	91,237
7,654	Oritani Financial Corp.	143,513
4,022	PennyMac Financial Services, Inc., Class A*	66,966
1,835	PHH Corp.*	27,819
1,677	Provident Financial Holdings, Inc.	33,909
2,873	Provident Financial Services, Inc.	81,306
1,683	Prudential Bancorp, Inc.	28,813
420	Riverview Bancorp, Inc.	2,940
2,613	Security National Financial Corp., Class A*	16,985

Continued

19

AZL DFA U.S. Small Cap Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Thrifts & Mortgage Finance, continued
671	Severn Bancorp, Inc.*	$5,301
1,709	SI Financial Group, Inc.	26,319
707	Southern Missouri Bancorp, Inc.	25,014
1,815	Territorial Bancorp, Inc.	59,605
17,842	TrustCo Bank Corp.	156,118
25	United Community Bancorp	418
9,257	United Community Financial Corp.	82,758
8,283	United Financial Bancorp, Inc.	150,419
6,735	Walter Investment Management Corp.*^	31,991
14,474	Washington Federal, Inc.	497,181
6,500	Waterstone Financial, Inc.	119,600
5,401	Wawlker & Dunlop, Inc.*	168,511
580	Wayne Savings Bancshares, Inc.	9,570
1,725	Western New England BanCorp, Inc.	16,129
12	Wolverine Bancorp, Inc.	379
4,945	WSFS Financial Corp.	229,201
35	WVS Financial Corp.	518

		5,934,534

Tobacco (0.2%):
301	Alliance One International, Inc.*	5,779
483	Universal Corp.	30,791
17,556	Vector Group, Ltd.^	399,224

		435,794

Trading Companies & Distributors (1.0%):
311	AeroCentury Corp.*	2,939
3,640	Air Lease Corp.^	124,961
6,157	Applied Industrial Technologies, Inc.	365,726
8,168	Beacon Roofing Supply, Inc.*	376,299
2,473	BMC Stock Holdings, Inc.*	48,224
4,236	CAI International, Inc.*^	36,726
957	Dxp Enterprises, Inc.*	33,246
1,463	Envirostar, Inc.^	21,214
1,239	H&E Equipment Services, Inc.	28,807
1,116	Herc Holdings, Inc. Com*	44,819
4,781	Huttig Building Products, Inc.*	31,602
4,012	Kaman Corp., Class A	196,307
4,569	MRC Global, Inc.*	92,568
3,542	NOW, Inc.*^	72,505
539	Rush Enterprises, Inc., Class A*	17,194

Shares or Principal Amount		Fair Value
Common Stocks, continued
Trading Companies & Distributors, continued
9,964	Textainer Group Holdings, Ltd.	$74,232
3,983	Titan Machinery, Inc.*	58,032
577	TransAct Technologies, Inc.*	6,232
5,731	Triton International, Ltd.^	90,550
1,668	Univar, Inc.*	47,321
2,676	Veritiv Corp.*	143,835
1,397	WESCO International, Inc.*	92,970

		2,006,309

Water Utilities (0.6%):
6,675	American States Water Co.^	304,113
1,521	Artesian Resources Corp.	48,581
8,428	California Water Service Group	285,709
2,058	Connecticut Water Service, Inc.^	114,939
2,756	Consolidated Water Co., Ltd.^	29,903
3,030	Middlesex Water Co.	130,108
669	Pure Cycle Corp.*	3,680
3,454	SJW Corp.	193,355
2,392	York Water Co. (The)^	91,374

		1,201,762

Wireless Telecommunication Services (0.3%):
6,783	Boingo Wireless, Inc.*	82,685
8,165	Shenandoah Telecommunications Co.^	222,905
4,083	Spok Holdings, Inc.	84,722
11,298	Telephone & Data Systems, Inc.	326,173

		716,485

Total Common Stocks (Cost $185,916,791)		208,168,784

Securities Held as Collateral for Securities on Loan (18.2%):
$37,945,466	AZL DFA U.S. Small Cap Fund Securities Lending Collateral Account(b)	37,945,466

Total Securities Held as Collateral for Securities on Loan (Cost $37,945,466)		37,945,466

Total Investment Securities (Cost $223,862,257)(c) — 118.3%		246,114,250
Net other assets (liabilities) — (18.3)%		(38,102,426)

Net Assets — 100.0%		$208,011,824

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $36,777,980.

(a)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.07% of the net assets of the Fund.

(b)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

20

AZL DFA U.S. Small Cap Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$223,862,257

Investment securities, at value*	$246,114,250
Interest and dividends receivable	218,884
Receivable for capital shares issued	12,895
Receivable for investments sold	1,214,956
Prepaid expenses	1,126

Total Assets	247,562,111

Liabilities:
Cash overdraft	1,040,641
Payable for capital shares redeemed	369,926
Payable for collateral received on loaned securities	37,945,466
Manager fees payable	125,444
Administration fees payable	6,019
Distribution fees payable	44,802
Custodian fees payable	12,259
Administrative and compliance services fees payable	564
Trustee fees payable	428
Other accrued liabilities	4,738

Total Liabilities	39,550,287

Net Assets	$208,011,824

Net Assets Consist of:
Capital	$181,672,793
Accumulated net investment income/(loss)	1,121,439
Accumulated net realized gains/(losses) from investment transactions	2,965,599
Net unrealized appreciation/(depreciation) on investments	22,251,993

Net Assets	$208,011,824

Shares of beneficial interest (unlimited number of shares authorized, no par value)	18,207,052
Net Asset Value (offering and redemption price per share)	$11.42

*	Includes securities on loan of $36,777,980.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$2,883,744
Income from securities lending	278,450
Foreign withholding tax	(403)

Total Investment Income	3,161,791

Expenses:
Manager fees	1,731,664
Administration fees	60,772
Distribution fees	509,314
Custodian fees	10,301
Administrative and compliance services fees	1,830
Trustee fees	6,090
Professional fees	5,837
Shareholder reports	1,702
Other expenses	3,687

Total expenses before reductions	2,331,197
Less expenses voluntarily waived/reimbursed by the Manager	(305,591)

Net expenses	2,025,606

Net Investment Income/(Loss)	1,136,185

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	2,962,328
Change in net unrealized appreciation/depreciation on investments	41,654,859

Net Realized/Unrealized Gains/(Losses) on Investments	44,617,187

Change in Net Assets Resulting From Operations	$45,753,372

See accompanying notes to the financial statements.

21

Statements of Changes in Net Assets

	AZL DFA U.S. Small Cap Fund
	For the Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,136,185	$762,828
Net realized gains/(losses) on investment transactions	2,962,328	322,501
Change in unrealized appreciation/depreciation on investments	41,654,859	(19,402,866)

Change in net assets resulting from operations	45,753,372	(18,317,537)

Distributions to Shareholders:
From net investment income	(897,259)	—
From net realized gains	(346,185)	—

Change in net assets resulting from distributions to shareholders	(1,243,444)	—

Capital Transactions:
Proceeds from shares issued	6,352,461	246,357,340
Proceeds from dividends reinvested	1,243,444	—
Value of shares redeemed	(52,625,048)	(19,508,764)

Change in net assets resulting from capital transactions	(45,029,143)	226,848,576

Change in net assets	(519,215)	208,531,039
Net Assets:
Beginning of period	208,531,039	—

End of period	$208,011,824	$208,531,039

Accumulated net investment income/(loss)	$1,121,439	$909,467

Share Transactions:
Shares issued	651,607	24,643,710
Dividends reinvested	125,347	—
Shares redeemed	(5,243,191)	(1,970,421)

Change in shares	(4,466,237)	22,673,289

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

See accompanying notes to the financial statements.

22

AZL DFA U.S. Small Cap Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	April 27, 2015 to December 31, 2015 (a)
Net Asset Value, Beginning of Period	$9.20	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.07	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	2.21	(0.83)

Total from Investment Activities	2.28	(0.80)

Dividends to Shareholders From:
Net Investment Income	(0.04)	—
Net Realized Gains	(0.02)	—

Total Dividends	(0.06)	—

Net Asset Value, End of Period	$11.42	$9.20

Total Return(b)	24.90%	(8.00	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$208,012	$208,531
Net Investment Income/(Loss)(d)	0.56%	0.50%
Expenses Before Reductions(d)(e)	1.14%	1.18%
Expenses Net of Reductions(d)	0.99%	1.03%
Portfolio Turnover Rate	9%	10	%(c)

(a)	For the period April 27, 2015 (commencement of operations) to December 31, 2015.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

23

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL DFA U.S. Small Cap Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

24

AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $34.6 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $27,500 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions Common Stocks	$36,644,315	$1,301,151	$—	$—	$37,945,466

Total Securities Lending Transactions	36,644,315	1,301,151	—	—	37,945,466

Total Borrowings	$36,644,315	$1,301,151	$—	$—	$37,945,466

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$37,945,466

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Dimensional Fund Advisors LP (“DFA”), DFA provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL DFA U.S. Small Cap Fund	0.85%	1.35%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

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AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2016

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $2,293 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

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AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2016

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks+	$208,168,784	$—	$208,168,784
Securities Held as Collateral for Securities on Loan	—	37,945,466	37,945,466

Total Investment Securities	$208,168,784	$37,945,466	$246,114,250

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL DFA U.S. Small Cap Fund	$17,920,622	$62,733,279

6. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $223,859,327. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$40,050,793
Unrealized (depreciation)	(17,795,870)

Net unrealized appreciation/(depreciation)	$22,254,923

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL DFA U.S. Small Cap Fund	$1,243,444	$—	$1,243,444

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL DFA U.S. Small Cap Fund	$2,357,367	$1,726,741	$—	$22,254,923	$26,339,031

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

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AZL DFA U.S. Small Cap Fund

Notes to the Financial Statements

December 31, 2016

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL DFA U.S. Small Cap Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended and the statements of changes in net assets and the financial highlights for each of the years or periods in the two-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL DFA U.S. Small Cap Fund as of December 31, 2016, the results of its operations for the year then ended and the changes in its net assets and the financial highlights for each of the years or periods in the two-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 93.72% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $346,185.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

32

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

33

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

34

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

35

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

36

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Emerging Markets Equity Index Fund

(formerly AZL® Schroder Emerging Markets Equity Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Of?cers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Emerging Markets Equity Index Fund Review (unaudited)

(formerly AZL® Schroder Emerging Markets Equity Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Emerging Markets Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Emerging Markets Equity Index Fund (Class 2 Shares) (the “Fund”) returned 9.89%. That compared to a 11.60% total return for its benchmark, the MSCI Emerging Markets Index1.

The Fund underwent a change in subadvisors on October 14, 2016. On that date the Fund, which previously was named the AZL® Schroder Emerging Markets Equity Fund, became known as the AZL® Emerging Markets Equity Index Fund and changed subadvisors to BlackRock. The Fund’s change of subadvisors also led to a shift from active management to passive management.

Emerging market equities posted strong gains for 2016. In the first quarter of 2016, gains were driven by a rally in commodity prices, particularly in the prices of oil and metals. Commodity-exporting countries such as Brazil and South Africa led the way early in the period.

In the second and third quarters of the year, emerging market investors turned their focus toward higher-quality securities. This shift benefited shares of emerging market companies with the ability to maintain growth and improve efficiencies in a challenging economic environment.

Emerging markets gave up some of these early gains in the fourth quarter. Uncertainty in the lead up to the U.S. presidential election pressured emerging market equities and currencies, in general. The unexpected Trump victory fuelled expectations for higher U.S. economic growth, and the U.S. Federal Reserve raised interest rates in December and suggested a faster pace of rate hikes in 2017. Meanwhile, the U.S. dollar strengthened against other world currencies throughout much of the period, and emerging markets stocks suffered in that environment.

Brazil (up 66%), Russia (up 55%), and South Africa (up 18%) were among the top performing countries for the 12-month period, while China (up 1%) and Greece (down 12%) lagged.

Under the previous subadvisor, the Fund lagged its benchmark slightly. Most of this underperformance came in the first quarter of the period when the Fund’s bias toward quality names failed to capture all of the entire commodity-driven rally. In particular, stock selection in Brazil and Russia weighed on relative results, such as the Fund’s investment in a high quality Brazilian jet manufacturer, which underperformed that nation’s more commodity-related companies. A below-benchmark exposure to South Africa also dragged on relative results as that country benefited strongly from the rebound in the price of metals.*

Stock selection in China, particularly holdings in a Chinese internet company, added strongly to relative results under the previous subadvisor. The company benefited as the Chinese public increasingly relied on the internet in their day-to-day activities. An overweight allocation to Russia and Brazil also contributed positively to the Fund’s relative performance.*

Following the change in subadvisor, the Fund was managed with a passive approach, which seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI Emerging Markets Index. During the fourth quarter, energy generated the benchmark’s strongest returns on rising oil prices. However, most sectors declined especially consumer staples and real estate.*

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a minimal impact on the Fund’s performance.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Emerging Markets Equity Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI Emerging Markets Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets in the securities of the MSCI Emerging Markets Index (the “Underlying Index”) and in depositary receipts representing securities in it Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio. Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016

	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Emerging Markets Equity Index Fund
(Class 1 Shares)	5/6/07	10.21%	-2.93%	1.73%	—	0.08%
AZL® Emerging Markets Equity Index Fund
(Class 2 Shares)	5/1/06	9.89%	-3.19%	1.46%	0.74%	1.22%
MSCI Emerging Markets Index
(gross of withholding taxes)	5/1/06	11.60%	-2.19%	1.64%	2.17%	2.94%
MSCI Emerging Markets Index
(net of withholding taxes)	5/1/06	11.19%	-2.55%	1.28%	1.84%	2.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Emerging Markets Equity Index Fund (Class 1 Shares)	1.15%
AZL® Emerging Markets Equity Index Fund (Class 2 Shares)	1.40%

Expense Ratios are based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.85% for Class 1 Shares and 1.10% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International (“MSCI”) Emerging Markets Index, an unmanaged free float-adjusted market capitalization index that is designed to measure equity performance of emerging markets. The Index noted as “gross of withholding taxes” does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Emerging Markets Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Emerging Markets Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,041.80	$5.29	1.03%
AZL Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,040.40	$6.36	1.24%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Emerging Markets Equity Index Fund, Class 1	$1,000.00	$1,019.96	$5.23	1.03%
AZL Emerging Markets Equity Index Fund, Class 2	$1,000.00	$1,018.90	$6.29	1.24%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	24.9%
Information Technology	23.1
Consumer Discretionary	9.6
Energy	8.0
Materials	7.1
Consumer Staples	7.0
Telecommunication Services	6.2
Industrials	5.2
Utilities	3.0
Real Estate	2.7
Health Care	2.3

Total Common Stocks and Preferred Stocks	99.1
Right	— ^
Money Market	0.4

Total Investment Securities	99.5
Net other assets (liabilities)	0.5

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (97.4%):
Aerospace & Defense (0.2%):
146,000	AviChina Industry & Technology Co., Ltd.	$100,284
46,100	Embraer SA	226,731
4,145	Korea Aerospace Industries, Ltd.	229,362
2,385	Samsung Techwin Co., Ltd.	85,626

		642,003

Air Freight & Logistics (0.1%):
1,329	Hyundai Glovis Co., Ltd.	169,647
141,000	Sinotrans, Ltd.	62,647

		232,294

Airlines (0.2%):
126,000	Air China, Ltd.	80,361
86,700	AirAsia Berhad	44,230
182,000	China Airlines, Ltd.	52,414
126,000	China Southern Airlines Co., Ltd., Class H	65,128
140,000	Eva Airways Corp.	63,271
2,581	Korean Air Lines Co., Ltd.*	58,368
20,768	Latam Airlines Group SA*	175,114
38,206	Turk Hava Yollari Anonim Ortakligi*	54,315

		593,201

Auto Components (0.8%):
7,250	Bharat Forge, Ltd.	96,613
521	Bosch, Ltd.	160,959
134,000	Cheng Shin Rubber Industry Co., Ltd.	251,956
26,400	Fuyao Glass Industry Group Co., Ltd., Class H	81,236
5,269	Hankook Tire Co., Ltd.	252,881
13,244	Hanon Systems	112,822
4,687	Hyundai Mobis Co., Ltd.	1,022,405
1,155	Hyundai Wia Corp.	69,676
29,143	Motherson Sumi Systems, Ltd.	140,033

		2,188,581

Automobiles (2.4%):
5,808	Bajaj Auto, Ltd.	224,684
208,000	Brilliance China Automotive Holdings, Ltd.	285,488
44,500	BYD Co., Ltd., Class H	233,532
59,400	Chongqing Changan Automobile Co., Ltd., Class B	84,859
188,000	Dongfeng Motor Corp., Series H	182,912
4,857	Ford Otomotiv Sanayi AS	42,120
340,000	Geely Automobile Holdings, Ltd.	323,338
214,500	Great Wall Motor Co.	198,932
144,000	Guangzhou Automobile Group Co., Ltd.	172,342
3,455	Hero MotoCorp, Ltd.	154,382
9,388	Hyundai Motor Co.	1,128,089
1,601	Hyundai Motor Co., Ltd.	126,605
16,896	Kia Motors Corp.	548,322
25,793	Mahindra & Mahindra, Ltd.	448,238
7,318	Maruti Suzuki India, Ltd.	570,112
1,341,200	PT Astra International TbK	820,360
26,395	Tata Motors, Ltd.	115,789
104,238	Tata Motors, Ltd.	724,204
8,652	Tofas Turk Otomobil Fabrikasi AS	60,475
32,400	UMW Holdings Berhad	33,014
60,000	Yulon Motor Co., Ltd.	49,834

		6,527,631

Shares		Fair Value
Common Stocks, continued
Banks (16.1%):
135,553	Abu Dhabi Commercial Bank	$254,222
1,639,000	Agricultural Bank of China, Ltd.	669,248
152,270	Akbank T.A.S.	337,636
6,260	Alior Bank SA*	81,109
69,600	Alliance Financial Group Berhad	57,659
95,736	Alpha Bank SA*	191,792
125,200	AMMB Holdings Berhad	120,193
110,320	Axis Bank, Ltd.	729,092
57,700	Banco Bradesco SA	516,838
189,125	Banco Bradesco SA	1,685,916
1,689,237	Banco de Chile	198,128
2,566	Banco de Credito e Inversiones	129,947
59,500	Banco do Brasil SA	513,757
28,800	Banco Santander Brasil SA	261,424
4,565,073	Banco Santander Chile	254,142
31,293	Bancolombia SA	283,373
17,200	Bangkok Bank Public Co., Ltd.	77,309
2,261	Bank Handlowy w Warszawie SA	41,294
41,982	Bank Millennium SA*	52,093
5,305,000	Bank of China, Ltd.	2,340,732
606,000	Bank of Communications Co., Ltd., Class H	433,825
48,950	Bank of the Philippine Islands	87,432
10,900	Bank Pekao SA	327,848
2,404	Bank Zachodni WBK SA	181,628
29,338	Barclays Africa Group, Ltd.	358,192
113,540	BDO Unibank, Inc.	255,807
18,484	BNK Financial Group, Inc.	132,843
2,801	Capitec Bank Holdings, Ltd.	141,960
341,000	Chang Hwa Commercial Bank	181,513
618,000	China Citic Bank Co., Ltd.	390,372
5,676,000	China Construction Bank	4,348,688
942,000	China Development Financial Holding Corp.	234,904
214,000	China Everbright Bank Co., Series H	97,326
259,000	China Merchants Bank Co., Ltd.	601,893
407,500	China Minsheng Banking Corp., Ltd.	432,662
1,184,000	Chinatrust Financial Holding Co., Ltd.	646,862
174,000	Chongqing Rural Commercial Bank Co., Ltd.	102,152
211,400	CIMB Group Holdings Berhad	212,494
11,078	Commercial Bank of Qatar Qsc (The)	98,878
71,877	Commercial International Bank Egypt SAE	291,821
4,426	Credicorp, Ltd.	698,688
11,983	DGB Financial Group, Inc.	96,835
85,517	Dubai Islamic Bank	129,705
545,000	E.Sun Financial Holding Co., Ltd.	310,490
128,606	Eurobank Ergasias SA*	87,132
663,000	First Financial Holdings Co., Ltd.	353,346
62,292	First Gulf Bank Pjsc	217,964
242,735	Grupo Aval Acciones y Valores	98,259
172,800	Grupo Financiero Banorte SAB de C.V.	851,425
161,200	Grupo Financiero Inbursa SAB de C.V., Class O	244,426
126,400	Grupo Financiero Santander Mexico Sab de CV	181,838
19,549	Hana Financial Holdings Group, Inc.	504,737
45,000	Hong Leong Bank Berhad	135,227
15,800	Hong Leong Financial Group Berhad	50,022
509,000	Hua Nan Financial Holdings Co., Ltd.	256,189
76,484	ICICI Bank, Ltd.	286,822

Continued

4

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
86,731	IDFC Bank, Ltd.	$76,669
4,962,000	Industrial & Commercial Bank of China	2,959,622
17,862	Industrial Bank of Korea (IBK)	187,531
10,639,682	Itau Corpbanca*	89,309
258,997	Itausa - Investimentos Itau S.A.	659,196
39,800	Kasikornbank Public Co., Ltd.	196,543
81,200	Kasikornbank Public Co., Ltd.	400,987
27,388	KB Financial Group, Inc.	967,860
5,261	Komercni Banka AS	181,306
241,900	Krung Thai Bank	119,189
236,800	Malayan Banking Berhad	432,549
28,544	Masraf Al Rayan	294,621
1,023	mBank SA*	81,992
753,000	Mega Financial Holdings Co., Ltd.	537,199
44,020	Metropolitan Bank & Trust	64,365
18,441	Moneta Money Bank As*	59,528
46,876	National Bank of Abu Dhabi	127,419
379,865	National Bank of Greece SA*	99,357
13,729	Nedcor, Ltd.	236,625
16,473	OTP Bank Nyrt	470,639
453,343	Piraeus Bank SA*	99,988
60,562	Powszechna Kasa Oszczednosci Bank Polski SA	407,472
829,200	PT Bank Central Asia Tbk	949,863
232,200	PT Bank Danamon Indonesia Tbk	63,981
646,000	PT Bank Mandiri Tbk	552,493
516,300	PT Bank Negara Indonesia Tbk	211,066
735,700	PT Bank Rakyat Indonesia Tbk	638,113
182,000	Public Bank Berhad	799,914
5,089	Qatar Islamic Bank	145,217
14,447	Qatar National Bank	646,360
55,500	RHB Capital Berhad	58,207
8,000	Sberbank of Russia, ADR	92,383
171,383	Sberbank of Russia, ADR	1,984,614
7,820	Security Bank Corp.	29,849
28,847	Shinhan Financial Group Co., Ltd.	1,081,745
108,100	Siam Commercial Bank Public Co., Ltd.	458,538
702,000	SinoPac Financial Holdings Co., Ltd.	197,460
81,159	Standard Bank Group, Ltd.	898,554
107,458	State Bank of India	393,667
592,000	Taishin Financial Holding Co., Ltd.	216,230
268,000	Taiwan Business Bank	67,684
533,000	Taiwan Cooperative Financial Holding Co., Ltd.	231,987
1,384,500	TMB Bank PCL	81,000
159,884	Turkiye Garanti Bankasi AS	345,941
43,259	Turkiye Halk Bankasi AS	114,718
109,011	Turkiye Is Bankasi AS, Class C	160,325
51,910	Turkiye Vakiflar Bankasi T.A.O., Class D	64,131
186,105	VTB Bank OJSC, GDR	443,338
21,564	Woori Bank	227,231
60,175	Yapive Kredi Bankasi AS*	58,609
21,559	Yes Bank, Ltd.	365,785

		43,187,078

Beverages (1.4%):
315,666	Ambev SA Com Npv	1,591,332
14,344	Anadolu Efes Biracilik ve Malt Sanayii AS	71,741
29,000	Arca Continental SAB de C.V.	150,923

Shares		Fair Value
Common Stocks, continued
Beverages, continued
112,000	China Resources Enterprises, Ltd.*	$221,283
34,400	Coca-Cola Femsa	218,138
5,282	Coca-Cola Icecek AS	49,578
10,230	Compania Cervecerias Unidas S.A.	106,918
18,016	Embotelladora Andina SA	67,058
123,935	Fomento Economico Mexicano S.A.B. de C.V.	943,735
42	Lotte Chilsung Beverage Co., Ltd.	50,770
24,000	Tsingtao Brewery Co., Ltd., Class H	90,402
4,527	United Spirits, Ltd.*	129,481

		3,691,359

Biotechnology (0.3%):
69,500	3sbio, Inc.*	67,565
5,319	Celltrion, Inc.*	471,636
8,000	Obi Pharma, Inc.*	70,430
11,000	Taimed Biologics, Inc.*	56,515

		666,146

Building Products (0.1%):
411	KCC Corp.	122,307

Capital Markets (1.4%):
113,549	BM&F Bovespa SA	575,913
23,625	Brait Se	150,585
15,500	Cetip SA	212,498
606,000	China Cinda Asset Management Co., Ltd., Class H	218,633
64,000	China Everbright, Ltd.	120,760
204,500	China Galaxy Securities Co.	183,603
263,000	China Huarong Asset Management Co., Ltd., Class H*	94,754
150,000	Citic Securities Co., Ltd.	302,354
15,738	Coronation Fund Managers, Ltd.	80,451
12,737	Daewoo Securities Co., Ltd.	76,249
94,400	Gf Securities Co., Ltd.	197,059
198,800	Haitong Securities Co., Ltd.	339,388
101,200	Huatai Securities Co., Ltd., Class H	192,290
17,141	Investec, Ltd.	113,311
2,765	Korea Investment Holdings Co., Ltd.	95,870
5,266	Mirae Asset Securities Co., Ltd.(a)	93,678
9,973	NH Investment & Securities Co., Ltd.	79,609
4,064	Samsung Securities Co., Ltd.	106,571
94,630	The Moscow Exchange	194,129
665,000	Yuanta Financial Holding Co., Ltd.	246,829

		3,674,534

Chemicals (2.5%):
19,917	Asian Paints, Ltd.	261,327
223,000	Formosa Chemicals & Fibre Corp.	663,932
259,000	Formosa Plastics Corp.	714,744
3,089	Grupa Azoty SA, ADR	46,279
7,593	Hanwha Chemical Corp.	154,842
1,493	Hyosung Corp.	179,595
99,900	Indorama Ventures PCL	92,898
1,295	Kumho Petrochemical Co., Ltd.	87,732
3,016	LG Chem, Ltd.	650,450
540	LG Chem, Ltd.	80,148
1,092	Lotte Chemical Corp.	331,779
74,415	Mexichem SAB de C.V.	168,893

Continued

5

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
317,000	Nan Ya Plastics Corp.	$698,526
1,183	OCI Co., Ltd.	76,862
46,719	Petkim Petrokimya Holding AS	48,985
166,100	Petronas Chemicals Group Berhad	258,449
6,723	Phosagro OAO, GDR	102,386
143,600	PTT Global Chemical Public Co., Ltd.	251,655
37,329	Sasol, Ltd.	1,077,337
242,000	Sinopec Shanghai Petrochemical Co., Ltd	131,004
6,665	Sociedad Quimica y Minera de Chile SA	190,094
36,635	Synthos SA	39,912
51,000	Taiwan Fertilizer Co., Ltd.	63,442
24,557	UPL, Ltd.	233,236

		6,604,507

Commercial Services & Supplies (0.1%):
170,000	China Everbright International, Ltd.	191,811
1,594	KEPCO Plant Service & Engineering Co., Ltd.	71,462
1,346	S1 Corp.	97,639

		360,912

Communications Equipment (0.0%):
52,200	ZTE Corp., Class H	90,471

Construction & Engineering (0.9%):
306,000	China Communications Construction Co., Ltd.	350,521
136,500	China Railway Contstruction Corp., Ltd.	174,884
277,000	China Railway Group, Ltd.	226,650
124,000	China State Construction International Holdings, Ltd.	184,904
1,973	Daelim Industrial Co., Ltd.	141,999
8,837	Daewoo Engineering & Construct*	37,069
218,500	Dialog Group Berhad	74,913
116,900	Gamuda Berhad	124,498
3,522	GS Engineering & Construction Corp.*	77,070
4,008	Hyandai Development Co.	148,874
5,129	Hyundai Engineering & Construction Co., Ltd.	180,450
198,800	IJM Corporation Berhad	141,834
20,623	Larsen & Toubro, Ltd.	408,594
86,000	Sinopec Engineering Group Co., Ltd.	71,623
328,800	Waskita Karya Persero TBK PT	62,000

		2,405,883

Construction Materials (1.1%):
3,118	ACC, Ltd.	61,005
41,230	Ambuja Cements, Ltd.	124,933
85,000	Anhui Conch Cement Co., Ltd.	229,401
163,000	Asia Cement Corp.	132,846
31,885	Cementos Argos SA	125,989
934,931	Cemex Sab de CV*	748,068
200,000	China National Buildings Material Co., Ltd.	97,145
20,102	Grupo Argos SA	129,124
23,500	Lafarge Malaysia Berhad	37,605
101,900	PT Indocement Tunggal Prakarsa Tbk	116,314
205,300	PT Semen Indonesia (Persero) Tbk	139,244
579	Shree Cement, Ltd.	125,299
20,800	Siam Cement PCL	288,677
230,000	Taiwan Cement Corp.	249,551
7,500	The Siam Cement Public Co., Ltd.	103,721

Shares		Fair Value
Common Stocks, continued
Construction Materials, continued
3,201	Titan Cement Co. SA	$75,126
5,183	Ultra Tech Cement, Ltd.	247,343

		3,031,391

Consumer Finance (0.2%):
11,186	Bajaj Finance, Ltd.	138,787
68,100	Gentera SAB de C.V.	109,569
19,290	Mahindra & Mahindra Financial Services	76,306
2,462	Samsung Card Co., Ltd.	80,875
10,208	Shriram Transport Finance	127,655

		533,192

Containers & Packaging (0.1%):
38,400	Klabin SA	209,163

Distributors (0.1%):
10,763	Imperial Holdings, Ltd.	142,299

Diversified Consumer Services (0.4%):
95,700	Kroton Educacional SA	392,131
8,632	New Oriental Education & Technology Group, Inc., ADR*	363,407
2,969	TAL Education Group, ADR*	208,275

		963,813

Diversified Financial Services (1.4%):
17,170	Ayala Corp.	252,613
71,000	Chailease Holding Co., Ltd.	121,213
6,027	Corp. Financiera Colombiana SA	74,456
137,000	Far East Horizon, Ltd.	116,982
225,266	FirstRand, Ltd.	866,901
443,000	Fubon Financial Holdings Co., Ltd.	701,906
6,992	Grupo de Inversiones Surameric	86,192
16,232	Grupo de Inversiones Suramericana SA	206,584
5,425	GT Capital Holdings, Inc.	138,588
63,551	Haci Omer Sabanci Holding AS	165,088
907,800	Metro Pacific Investments Corp.	121,429
43,855	Power Finance Corp., Ltd.	78,772
6,390	PSG Group, Ltd.	101,901
34,843	Remgro, Ltd.	566,628
48,854	Rmb Holdings Limited	236,660

		3,835,913

Diversified Telecommunication Services (1.9%):
146,000	Asia Pacific Telecom Co., Ltd.*	46,859
39,383	Bharti Infratel, Ltd.	199,108
166,000	China Communications Services Corp., Ltd.	105,651
962,000	China Telecom Corp., Ltd., Class H	443,060
414,000	China Unicom (Hong Kong), Ltd.	480,962
255,000	Chunghwa Telecom Co., Ltd.	804,582
115,166	Emirates Telecommunications Group Co. PJSC	588,952
16,963	Hellenic Telecommunications Organization SA (OTE)	159,418
15,165	LG Uplus Corp.	143,705
4,295	O2 Czech Republic AS	43,498
5,543	Ooredoo Qsc	154,977
45,417	Orange Polska SA	59,784
3,363,100	PT Telekomunikasi Indonesia Tbk	989,555
165,900	PT Tower Bersama Infrastructure Tbk	61,353
62,380	Rostelecom Pjsc	85,633

Continued

6

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
31,000	Telefonica Brasil	$420,042
78,100	Telekom Malaysia Berhad	103,597
18,236	Telkom SA SOC, Ltd.	98,262
692,900	True Corp. PCL	137,784
31,492	Turk Telekomunikasyon AS	47,142

		5,173,924

Electric Utilities (1.2%):
15,700	Centrais Eletricas Brasileiras S.A*	124,946
12,879	Centrais Eletricas Brasileiras S.A*	90,302
11,171	CEZ	187,030
52,200	Companhia Energetica de Minas Gerais, ADR	123,713
7,100	Companhia Paranaense de Energia-Copel	59,712
14,100	Cpfl Energia SA	109,265
21,000	EDP - Energias do Brasil SA	86,499
1,994,952	ENEL Americas SA	324,508
1,359,159	ENEL Chile SA	125,927
13,700	Equatorial Energia SA	229,091
8,020,000	Federal Hydrogenerating Co. (Rushydro)	121,289
2,454,892	Inter Rao Ues Pjsc	154,216
26,834	Interconexion Electrica SA ESP	89,223
16,663	Korea Electric Power Corp., Ltd.	609,106
58,236	PGE SA	145,363
76,751	Tata Power Co., Ltd.	85,778
72,780	Tauron Polska Energia SA*	49,594
213,700	Tenega Nasional Berhad	661,300

		3,376,862

Electrical Equipment (0.2%):
40,658	Bharat Heavy Electricals, Ltd.	72,394
3,385	Doosan Heavy Industries & Construction Co., Ltd.	76,002
17,292	Havells India, Ltd.	86,819
196,000	Shanghai Electric Group Co., Ltd., Class H*	87,373
131,000	Teco Electric & Machinery Co., Ltd.	112,974
37,500	Zhuzhou CSR Times Electric Co., Ltd.	189,598

		625,160

Electronic Equipment, Instruments & Components (2.4%):
51,000	AAC Technologies Holdings, Inc.	458,849
600,000	AU Optronics Corp.	217,732
34,500	Delta Electronics Thai PCL	78,185
134,000	Delta Electronics, Inc.	656,839
1,030,000	Hon Hai Precision Industry Co., Ltd.	2,668,544
620,000	Innolux Corp.	222,040
6,000	Largan Precision Co., Ltd.	698,317
15,123	LG Display Co., Ltd.	390,471
1,006	LG Innotek Co., Ltd.	73,282
3,970	Samsung Electro-Mechanics Co., Ltd., Series L	166,752
3,899	Samsung SDI Co., Ltd.	350,447
47,000	Sunny Optical Technology Group Co., Ltd.	204,799
98,000	Synnex Technology International Corp.	98,398
103,000	WPG Holdings, Ltd.	120,930
27,000	Zhen Ding Technology Holding, Ltd.	52,880

		6,458,465

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services (0.1%):
126,000	China Oilfield Services, Ltd.	$116,387
269,600	Sapurakencana Petroleum Berhad*	97,173

		213,560

Equity Real Estate Investment Trusts (0.5%):
131,506	Emlak Konut Gayrimenkul Yatiirim	111,631
178,300	Fibra UNO Amdinistracion SA	272,592
52,649	Fortress Income Fund, Ltd.	123,387
65,874	Fortress Income Fund, Ltd., Class B	79,883
144,627	Growthpoint Properties Limited	273,950
16,836	Hyprop Investments, Ltd.	143,372
302,149	Redefine Properties, Ltd.	247,468
20,451	Resilient REIT, Ltd.	170,464

		1,422,747

Food & Staples Retailing (1.8%):
1,402	Bgf Retail Co., Ltd.	94,660
21,732	Bid Corp., Ltd.	386,188
14,710	BIM Birlesik Magazalar AS	204,419
98,369	Cencosud SA	276,299
341,900	CP All PCL	595,916
2,473	Dongsuh Companies, Inc.	56,292
1,382	E-Mart Co., Ltd.	209,128
5,294	Eurocash SA	49,796
1,911	GS Retail Co., Ltd.	75,199
20,819	Magnit OJSC, Registered Shares, GDR	917,402
7,514	Massmart Holdings, Ltd.	68,963
25,356	Pickn Pay Stores, Ltd.	117,662
39,000	President Chain Store Corp.	279,007
16,000	Raia Drogasil SA	300,947
29,738	Shoprite Holdings, Ltd.	371,350
165,000	Sun Art Retail Group, Ltd.	144,485
12,816	The Spar Group, Ltd.	185,153
348,224	Wal-Mart de Mexico SAB de C.V.	623,461

		4,956,327

Food Products (1.9%):
38,563	BRF-Brasil Foods SA	571,949
187,600	Charoen Pokphand Foods Public Co., Ltd.	153,864
280,000	China Huishan Dairy Holdings Co., Ltd.	108,596
176,000	China Mengniu Dairy Co., Ltd.	336,504
559	CJ CheilJedang Corp.	165,166
88,300	Felda Global Ventures Holdings	30,442
16,400	Genting Plantations Berhad	39,419
14,980	Gruma, SAB de C.V., Class B	190,416
113,900	Grupo Bimbo SAB de C.V., Series A	257,685
42,800	Grupo Lala Sab de CV	62,274
156,600	IOI Corp. Berhad	153,208
49,400	JBS SA	173,110
29,500	Kuala Lumpur Kepong Berhad	157,638
402	Lotte Confectionery Co., Ltd.	59,334
2,400	M Dias Branco SA	84,847
1,602	Nestle India, Ltd.	142,053
253	Orion Corp.	136,983
84	Ottogi Corp.	46,039
8,845	Pioneer Foods, Ltd.	99,201
32,800	PPB Group Berhad	115,980
510,700	PT Charoen Pokphand Indonesia Tbk	116,765

Continued

7

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food Products, continued
161,400	PT Indofood CBP Sukses Makmur Tbk	$102,664
303,800	PT Indofood Sukses Makmur Tbk	178,568
27,000	Standard Foods Corp.	64,021
132,100	Thai Union Frozen Products PCL	77,565
11,300	Tiger Brands, Ltd.	327,239
136,000	Tingyi (Caymen Is) Holding Corp.	164,634
10,652	Ulker Biskuvi Sanayi AS	48,839
318,000	Uni-President Enterprises Corp.	525,035
60,400	Universal Robina Corp.	198,368
396,000	Want Want China Holdings, Ltd.	253,086

		5,141,492

Gas Utilities (0.5%):
118,000	China Gas Holdings, Ltd.	159,906
60,000	China Resources Gas Group, Ltd.	168,169
52,000	ENN Energy Holdings, Ltd.	213,022
21,949	Gail India, Ltd.	141,843
33,290	Infraestructura Energetica Nova, SAB de C.V.	145,070
1,962	Korea Gas Corp.	78,600
47,900	Petronas Gas Berhad	227,425
755,000	PT Perusahaan Gas Negara Tbk	150,816

		1,284,851

Health Care Equipment & Supplies (0.1%):
45,400	Hartalega Holdings Berhad	48,859
132,000	Shandong Weigao Group Medical Polymer Co., Ltd., Class H	87,807

		136,666

Health Care Providers & Services (0.6%):
5,296	Apollo Hospitals Enterprise, Ltd.	91,916
268,100	Bangkok Dusit Medical Services Public Co., Ltd.	172,621
24,700	Bumrungrad Hospital PCL	124,597
209,400	IHH Healthcare Berhad	296,512
68,577	Life Healthcare Group Holdings Pte, Ltd.	162,240
65,752	Netcare, Ltd.	152,404
18,400	OdontoPrev SA	71,265
15,200	Qualicorp SA	89,942
47,800	Shanghai Pharmaceuticals Holding Co., Ltd.	109,251
82,400	Sinopharm Group Co., Series H	338,085

		1,608,833

Health Care Technology (0.0%):
226,000	Alibaba Health Information Technology, Ltd.*	113,276

Hotels, Restaurants & Leisure (0.7%):
46,700	Berjaya Sports Toto Berhard	30,825
180,179	Dxb Entertainments PJSC*	63,782
155,500	Genting Berhard	277,087
205,500	Genting Malaysia Berhad	209,588
29,670	Jollibee Foods Corp.	115,552
8,340	Kangwon Land, Inc.	246,861
149,300	Minor International PCL	149,081
15,456	OPAP SA	136,647
25,416	Tsogo Sun Holdings, Ltd.	50,933
26,737	Yum China Holdings, Inc.*	698,370

		1,978,726

Shares		Fair Value
Common Stocks, continued
Household Durables (0.8%):
16,369	Arcelik AS	$98,415
3,827	Coway Co., Ltd.	279,556
87,000	Haier Electronics Group Co., Ltd.	136,609
750	Hanssem Co., Ltd.	122,799
6,870	LG Electronics, Inc.	292,270
10,000	Nien Made Enterprise Co., Ltd.	102,493
200,575	Steinhoff International Holdings NV	1,036,505

		2,068,647

Household Products (0.4%):
41,423	Hindustan Unilever, Ltd.	504,225
105,600	Kimberl- Clark de Mexico SAB de C.V.	190,239
105,600	PT Unilever Indonesia Tbk	304,085

		998,549

Independent Power & Renewable Electricity Producers (0.8%):
101,900	Aboitiz Power Corp.	85,515
174,425	AES Gener SA	62,341
13,400	AES Tiete Energia SA	57,666
734,000	Cgn Power Co., Ltd., Class H	200,862
220,000	China Longyuan Power Group Corp.	170,234
229,000	China Power International Develpoment, Ltd.	82,753
132,000	China Resources Power Holdings Co.	208,968
546,185	Colbun SA	107,541
9,100	Electricity Genera PCL	50,499
227,069	ENEL Generacion Chile SA	149,933
648,500	Energy Development Corp.	67,213
11,300	Engie Brasil Energia SA	121,573
35,400	Glow Energy PCL	78,099
292,000	Huaneng Power International, Inc., Class H	192,977
274,000	Huaneng Renewables Corp., Ltd.	88,628
114,140	NTPC, Ltd.	276,509

		2,001,311

Industrial Conglomerates (2.0%):
134,550	Aboitiz Equity Ventures, Inc.	191,663
194,900	Alfa SAB de C.V., Class A	241,349
142,100	Alliance Global Group, Inc.	36,537
35,500	Beijing Enterprises Holdings, Ltd.	167,290
22,054	Bidvest Group, Ltd.	289,907
302,000	Citic, Ltd.	430,867
1,031	CJ Corp.	159,350
275,700	DMCI Holdings, Inc.	73,484
223,000	Far Eastern New Century Corp.	167,027
178,500	Fosun International, Ltd.	250,041
39,300	Grupo Carso SAB de C.V.	158,117
3,187	Hanwha Corp.	92,379
40,400	Hap Seng Consolidated Berhad	79,812
10,469	Industries Qatar Q.S.C.	337,685
198,310	JG Summit Holdings, Inc.	269,618
43,880	KOC Holdings AS	171,724
6,178	LG Corp.	306,693
5,031	Samsung C&T Corp.	519,409
33,000	Shanghai Industrial Holdings, Ltd.	89,049
4,930	Siemens, Ltd.	80,552
159,900	Sime Darby Berhad	288,718
3,110	SK C&C Co., Ltd.	590,119
16,670	SM Investments Corp.	219,293

Continued

8

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates, continued
49,661	Turkiye Sise ve Cam Fabrikalari AS	$53,934

		5,264,617

Insurance (3.5%):
2,568	Bajaj Finserv, Ltd.	109,096
48,400	BB Seguridade Participacoes SA	421,037
565,000	Cathay Financial Holding Co., Ltd.	846,107
241,000	China Life Insurance Co., Ltd.	238,917
504,000	China Life Insurance Co., Ltd.	1,303,913
167,400	China Pacific Insurance Group Co., Ltd., Class H	578,965
111,800	China Taiping Insurance Holdings Co., Ltd.*	229,529
24,646	Discovery, Ltd.	205,496
3,512	Dongbu Insurance Co., Ltd.	181,612
15,390	Hanwha Life Insurance Co., Ltd.	83,113
4,435	Hyundai Marine & Fire Insurance Co., Ltd.	115,480
7,924	Liberty Holding, Ltd.	63,776
70,805	MMI Holdings, Ltd.	120,985
53,700	New China Life Insurance Co., Ltd.	244,339
484,000	People’s Insurance Co. Group of China, Ltd.	190,329
292,000	Picc Property & Casuality Co., Ltd., Class H	450,586
351,000	Ping An Insurance Group Co. of China, Ltd.	1,746,419
7,800	Porto Seguro SA	64,497
38,849	Powszechny Zaklad Ubezpieczen SA	308,477
8,178	Qatar Insurance Co.	190,329
46,273	Rand Merchant Investment Holdings, Ltd.	134,279
2,155	Samsung Fire & Marine Insurance Co., Ltd.	478,831
4,575	Samsung Life Insurance Co., Ltd.	425,669
97,467	Sanlam, Ltd.	446,261
567,000	Shin Kong Financial Holdings Co., Ltd.*	138,981
12,200	Sul America SA	67,503

		9,384,526

Internet & Direct Marketing Retail (0.9%):
25,208	Ctrip.com International, ADR*	1,008,320
44,850	JD.com, Inc., ADR*	1,140,984
2,463	Qunar Cayman Islands, Ltd., ADR*	74,210
25,895	Vipshop Holdings, Ltd., ADR*	285,104

		2,508,618

Internet Software & Services (8.2%):
5,327	58.com, Inc., ADR*	149,156
75,898	Alibaba Group Holding, Ltd., ADR*	6,664,603
18,345	Baidu, Inc., ADR*	3,016,102
2,151	Daum Kakao Corp.	136,773
5,345	NetEase, Inc., ADR	1,150,992
1,886	NHN Corp.	1,208,131
3,758	SINA Corp.*	228,449
383,900	Tencent Holdings, Ltd.	9,317,802
2,136	Weibo Corp. - Spon, ADR*	86,722
2,019	Yy, Inc., ADR*	79,589

		22,038,319

IT Services (1.8%):
67,317	Cielo SA	577,115
39,053	HCL Technologies, Ltd.	476,091
122,957	Infosys, Ltd.	1,828,322
2,467	Samsung SDS Co., Ltd.	284,564
31,288	Tata Consultancy Services, Ltd.	1,087,764

Shares		Fair Value
Common Stocks, continued
IT Services, continued
16,122	Tech Mahindra, Ltd.	$115,735
65,000	Travelsky Technology, Ltd., Series H	136,101
42,752	Wipro, Ltd.	298,782

		4,804,474

Leisure Products (0.1%):
20,000	Giant Manufacturing Co., Ltd.	113,348
15,000	Merida Industry Co., Ltd.	66,767

		180,115

Life Sciences Tools & Services (0.1%):
5,513	Divi’s Laboratories, Ltd.	63,507
891	Samsung Biologics Co., Ltd.*	111,412

		174,919

Machinery (0.6%):
78,790	Ashok Leyland, Ltd.	92,680
93,500	China Conch Venture Holdings, Ltd.	165,729
288,000	CRRC Corp., Ltd., Class H	257,609
921	Eicher Motors, Ltd.	295,151
44,000	Haitian International Holdings, Ltd.	85,773
14,000	Hiwin Technologies Corp.	63,946
2,755	Hyundai Heavy Industries Co.*	330,760
17,243	Samsung Heavy Industries Co., Ltd.*	131,743
39,200	WEG SA	186,770
68,000	Weichai Power Co., Ltd., Class H	104,289

		1,714,450

Marine (0.1%):
122,000	Evergreen Marine Corp. (Taiwan), Ltd.*	41,897
77,300	MISC Berhad	126,755

		168,652

Media (2.2%):
780,000	Alibaba Pictures Group, Ltd.*	126,323
108,100	Astro Malaysia Holdings Berhad	62,646
67,800	Bec World Public Co., Ltd.	31,395
4,891	Cheil Worldwide, Inc.	63,714
1,345	CJ E&M Corp.	78,990
13,280	Cyfrowy Polsat SA*	78,110
159,769	Grupo Televisa SAB	666,629
29,496	Naspers, Ltd.	4,300,868
345,900	PT Media Nusantara Citra Tbk	44,892
404,800	PT Surya Citra Media Tbk	83,973
39,886	ZEE Entertainment Enterprises, Ltd.	265,621

		5,803,161

Metals & Mining (3.1%):
178,400	Alrosa PJSC	283,776
274,000	Aluminum Corp. of China, Ltd.*	112,161
3,733	Anglo American Platinum, Ltd.*	71,575
28,220	AngloGold Ashanti, Ltd.*	302,606
734,000	China Steel Corp.	559,129
13,170	Cia de Minas Buenaventura SA, ADR	148,558
43,200	Companhia Siderurgica Nacional S.A. (CSN)*	144,080
96,899	Eregli Demir ve Celik Fabrikalari T.A.S.	140,989
56,861	Gold Fields	173,447
249,294	Grupo Mexico SAB de C.V., Series B	677,204
77,180	Hindalco Industries, Ltd.	175,221
5,674	Hyundai Steel Co.	266,347

Continued

9

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
43,229	Impala Platinum Holdings, Ltd.*	$133,681
9,630	Industrias Penoles SAB de C.V.	178,592
3,172	Jastrzebska Spolka Weglowa SA*	50,738
86,000	Jiangxi Copper Co., Ltd.	119,127
5,856	JSW Steel, Ltd.	139,931
9,690	KGHM Polska Miedz SA	213,738
537	Korea Zinc Co.	210,998
3,834	MMC Norilsk Nickel PJSC	633,614
4,621	POSCO	976,985
14,500	Severstal	223,277
51,157	Sibanye Gold, Ltd.	91,772
5,891	Southern Copper Corp.	188,159
20,839	Tata Steel, Ltd.	119,584
129,559	Vale SA	929,517
85,850	Vale SA	677,680
71,820	Vedanta, Ltd.	227,557
398,000	Zijin Mining Group Co., Ltd.	125,948

		8,295,991

Multiline Retail (0.6%):
12,985	El Puerto de Liverpool SAb de C.V.	93,714
1,078	Hyundai Department Store Co., Ltd.	97,196
12,800	Lojas Americanas SA	49,064
44,500	Lojas Renner SA	316,939
780	Lotte Shopping Co., Ltd.	142,839
161,600	PT Matahari Department Store Tbk	180,428
34,600	Robinson Department Store Public Co., Ltd.	61,121
38,755	S.A.C.I. Falabella	306,866
522	Shinsegae Department Store Co.	76,045
68,771	Woolworths Holdings, Ltd.	353,934

		1,678,146

Multi-Utilities (0.1%):
1,903	Qatar Electricity & Water Co.	118,674
298,800	YTL Corporation Berhad	103,207
140,200	YTL Power International Berhad	46,537

		268,418

Oil, Gas & Consumable Fuels (7.7%):
107,200	Banpu Public Co., Ltd.	57,181
34,241	Bharat Pertoleum Corp., Ltd.	320,090
31,144	Cairn India, Ltd.	110,843
142,000	China Coal Energy Co., Ltd., Class H*	67,073
1,726,000	China Petroleum & Chemical Corp., Class H	1,221,476
235,000	China Shenhua Energy Co., Ltd.	438,309
1,198,000	CNOOC, Ltd.	1,479,137
48,090	Coal India, Ltd.	212,278
8,400	Cosan sa industria e Comercio	98,506
341,501	Ecopetrol SA*	157,012
31,489	Empresas Copec SA	301,975
77,500	Energy Absolute Public Co., Ltd.	64,146
9,915	Exxaro Resources, Ltd.	64,330
80,000	Formosa Petrochemical Corp.	276,924
830,800	Gazprom Pjsc	2,097,142
6,397	Grupa Lotos SA*	58,504
3,622	GS Holdings	161,679
27,599	Hindustan Petroleum Corp., Ltd.	178,780
693,100	Irpc PCL	92,693

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
224,000	Kunlun Energy Co., Ltd.	$167,231
30,323	LUKOIL PJSC	1,707,412
2,532	MOL Hungarian Oil & Gas plc	177,821
6,305	NovaTek OAO, Registered Shares, GDR	816,787
88,823	Oil & Natural Gas Corp., Ltd.	250,232
1,410,000	PetroChina Co., Ltd., Class H	1,040,497
271,400	Petroleo Brasileiro S.A.*	1,240,538
195,434	Petroleo Brasileiro S.A.*	1,017,660
13,700	Petronas Dagangan Berhad	72,680
22,203	Polski Koncern Naftowy Orlen SA	452,544
122,508	Polskie Gornictwo Naftowe i Gazownictwo SA	164,814
996,300	PT Adaro Energy Tbk	125,071
116,200	PT United Tractors Tbk	183,147
96,200	PTT Exploration & Production PCL	258,248
69,200	PTT pcl	717,102
87,684	Reliance Industries, Ltd.	1,396,638
50,000	Rosneft Oil Co., Registered Shares, GDR	324,219
30,000	Rosneft Oil Co., Registered Shares, GDR	194,531
4,362	SK Energy Co., Ltd.	526,124
3,191	S-Oil Corp.	222,615
494,600	Surgutneftegas OJSC	250,066
479,800	Surgutneftegas Prefernce	251,403
98,020	Tatneft Pjsc	683,300
56,500	Thai Oil Public Co., Ltd.	113,718
8,667	Tupras-Turkiye Petrol Rafine	173,925
25,000	Ultrapar Participacoes SA	526,021
130,000	Yanzhou Coal Mining Co.	88,264

		20,600,686

Paper & Forest Products (0.4%):
21,500	Duratex SA*	44,940
86,517	Empresas CMPC SA	177,018
17,200	Fibria Celulose SA	168,606
8,189	Mondi, Ltd.	166,497
113,000	Nine Dragons Paper Holdings, Ltd.	102,062
37,475	Sappi, Ltd.*	244,724
28,000	Suzano Papel e Celulose SA, Class A	122,218

		1,026,065

Personal Products (0.9%):
2,088	Amorepacific Corp.	555,262
635	Amorepacific Corp.	107,757
1,979	Amorepacific Group	217,585
36,563	Dabur India, Ltd.	149,815
8,249	Godrej Consumer Products, Ltd.	183,282
50,500	Hengan International Group Co., Ltd.	370,282
148	LG Household & Health Care, Ltd.	68,964
608	LG Household & Health Care, Ltd.	430,865
31,254	Marico, Ltd.	119,833
11,900	Natura Cosmeticos SA	84,206

		2,287,851

Pharmaceuticals (1.5%):
25,271	Aspen Pharmacare Holdings, Ltd.	521,850
18,226	Aurobindo Pharma, Ltd.	179,545
14,172	Cadila Healthcare, Ltd.	74,264
86,000	China Medical System Holdings, Ltd.	135,686

Continued

10

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
286,000	China Pharmaceutical Enterprise & Investment Corp.	$304,221
23,912	Cipla, Ltd.	200,481
7,584	Dr Reddy’s Laboratories, Ltd.	341,701
9,570	Glenmark Pharmaceuticals, Ltd.	125,126
369	Hanmi Pharm Co., Ltd.	93,092
824	Hanmi Science Co., Ltd.	41,602
24,100	Hypermarcas SA	193,573
15,286	Lupin, Ltd.	334,597
5,374	Piramal Enterprises, Ltd.	128,042
1,460,000	PT Kalbe Farma Tbk	163,181
9,675	Richter Gedeon Nyrt	204,377
28,000	Shanghai Fosun Pharmaceutical Group Co., Ltd.	85,535
308,000	Sino Biopharmaceutical, Ltd.	216,474
64,118	Sun Pharmaceutical Industries, Ltd.	592,032
581	Yuhan Corp.	95,789

		4,031,168

Real Estate Management & Development (2.0%):
217,681	Aldar Properties PJSC	155,893
469,600	Ayala Land, Inc.	301,974
6,733	Barwa Real Estate Co.	61,438
39,900	BR Malls Participacoes SA*	146,565
93,200	Central Pattana PCL	147,168
284,000	China Evergrande Group	176,469
254,000	China Overseas Land & Investment, Ltd.	669,976
192,000	China Resources Land, Ltd.	432,916
91,000	China Vanke Co., Ltd., Class H	205,727
387,000	Country Garden Holdings Co., Ltd.	215,503
135,116	Emaar Malls PJSC	96,212
242,821	Emaar Properties PJSC	470,223
55,077	Ezdan Holding Group	228,413
258,000	Franshion Properties China, Ltd.	69,306
330,000	Fullshare Holdings, Ltd.	153,626
66,800	Guangzhou R&F Properties Co., Ltd., Class H	80,726
57,000	Highwealth Construction Corp.	80,087
107,200	IOI Properties Group BHD	50,158
101,000	Longfor Properties Co., Ltd.	127,791
781,000	Megaworld Corp.	55,972
5,600	Multiplan Empreendimentos Imobiliarios SA	102,216
16,551	New Europe Property Investment plc	191,767
532,900	PT Bumi Serpong Damai	69,135
1,277,800	PT Lippo Karawaci Tbk	68,188
1,234,700	PT Pakuwon Jati Tbk	51,577
699,000	PT Summarecon Agung Tbk	68,460
113,300	Robinsons Land Corp.	59,202
57,000	Ruentex Development Co., Ltd.*	64,898
63,500	Shanghai Lujiazue	92,964
84,500	Shimao Property Holdings, Ltd.	110,139
208,000	Sino-Ocean Land Holdings, Ltd.	92,753
573,900	SM Prime Holdings, Inc.	326,702
144,000	Soho China, Ltd.	70,771
130,000	Sunac China Holdings, Ltd.	108,251
64,272	Talaat Moustafa Group	32,600

		5,435,766

Shares		Fair Value
Common Stocks, continued
Road & Rail (0.2%):
404,600	Bts Group Holdings PCL	$96,322
484	CJ Korea Express Co., Ltd.*	71,700
2,294	Container Corporation of India, Ltd.	37,466
11,000	Localiza Rent a Car SA	115,708
55,600	Rumo Logistica Operadora Multimodal SA*	104,938

		426,134

Semiconductors & Semiconductor Equipment (5.0%):
414,000	Advanced Semiconductor Engineering, Inc.	421,292
901,000	GCL-Poly Energy Holdings, Ltd.*	107,644
100,000	MediaTek, Inc.	667,108
48,000	Nanya Technology Corp.	71,171
40,000	Novatek Microelectronics Corp.	131,634
10,000	Phison Electronics Corp.	78,911
45,000	Powertech Technology, Inc.	121,005
32,000	Realtek Semiconductor Corp.	100,634
189,800	Semiconductor Manufacturing International Corp.*	296,563
151,000	Siliconware Precision Industries Co.	223,931
39,357	SK Hynix, Inc.	1,438,865
1,665,000	Taiwan Semiconductor Manufacturing Co., Ltd.	9,325,219
839,000	United Microelectronics Corp.	295,917
62,000	Vanguard International Semiconductor Corp.	107,509

		13,387,403

Software (0.1%):
54,000	Kingsoft Corp., Ltd.	110,002
1,243	Ncsoft Corp.	254,194

		364,196

Specialty Retail (0.4%):
2,316	Ff Group*	46,826
855,000	GOME Electrical Appliances Holdings, Ltd.	103,287
273,100	Home Product Center Public Co., Ltd.	77,525
17,000	Hotai Motor Co., Ltd.	194,117
2,364	Hotel Shilla Co., Ltd.	94,090
7,063	Jumbo SA	111,730
16,832	Mr.Price Group, Ltd.	194,785
14,576	The Foschini Group, Ltd.	167,926
30,825	Truworths International, Ltd.	178,029

		1,168,315

Technology Hardware, Storage & Peripherals (4.8%):
203,000	Acer, Inc.	82,015
22,000	Advantech Co., Ltd.	172,628
48,000	Asustek Computer, Inc.	392,366
9,000	Casetek Holdings, Ltd.	23,762
45,000	Catcher Technology Co., Ltd.	309,146
36,000	Chicony Electronics Co., Ltd.	83,385
294,000	Compal Electronics, Inc.	167,440
63,000	Foxconn Technology Co., Ltd.	165,266
45,000	High Tech Computer Corp.*	109,418
173,000	Inventec Corp.	117,831
500,000	Lenovo Group, Ltd.	301,138
146,000	Lite-On Technology Corp.	218,206
42,000	Micro-Star International Co., Ltd.	95,042
135,000	Pegatron Corp.	318,527
187,000	Quanta Computer, Inc.	347,985

Continued

11

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
6,703	Samsung Electronics Co., Ltd.	$9,905,710
14,000	Transcend Infromation, Inc.	36,889
173,000	Wistron Corp.	133,116

		12,979,870

Textiles, Apparel & Luxury Goods (0.6%):
69,000	Anta Sports Products, Ltd.	204,594
438,000	Belle International Holdings, Ltd.	245,024
1,861	CCC SA	90,538
13,000	Eclat Textile Co., Ltd.	135,092
23,000	Feng Tay Enterprise Co., Ltd.	85,505
53,000	Formosta Taffeta Co., Ltd.	48,482
1,348,000	HengTen Networks Group, Ltd.*	67,310
89	LPP SA	120,841
153,000	Pou Chen Corp.	189,881
39,000	Ruentex Industries, Ltd.	64,742
39,000	Shenzhou International Group	245,629
21,507	Titan Co., Ltd.	103,186

		1,600,824

Thrifts & Mortgage Finance (0.8%):
101,061	Housing Development Finance Corp., Ltd.	1,878,879
20,415	Indiabulls Housing Finance, Ltd.	194,391
20,608	LIC Housing Finance, Ltd.	169,676

		2,242,946

Tobacco (0.7%):
9,900	British American Tobacco Malaysia Berhad	98,439
224,019	ITC, Ltd.	795,911
7,662	KT&G Corp.	640,532
33,300	PT Gudang Garam Tbk	157,711
644,100	PT Hanjaya Mandala Sampoerna TBK	183,159

		1,875,752

Trading Companies & Distributors (0.1%):
3,229	Daewoo International Corp.	71,976
124,300	PT AkR Corporindo Tbk	55,427
8,796	SK Network Co., Ltd.	50,142

		177,545

Transportation Infrastructure (1.0%):
50,746	Adani Ports & Special Economic Zone, Ltd.	199,715
29,700	Airports of Thailand Public Co., Ltd.	329,537
476,100	Bangkok Expressway & Metro	98,549
106,000	Beijing Capital International Airport Co., Ltd.	106,940
90,000	China Merchants Holdings International Co., Ltd.	222,579
61,100	Companhia de Concessoes Rodoviarias	299,753
112,000	Cosco Pacific, Ltd.	112,235
11,489	Dp World, Ltd.	201,172
14,385	Grupo Aeroportuario de Sur	207,156
24,700	Grupo Aeroporturaio del Pacifico SAB de C.V.	203,116
35,200	International Container Terminal Services, Inc.	50,688
84,000	Jiangsu Expressway Co., Ltd., Series H	105,915
51,700	Malaysia Airports Holdings Berhad	69,884
54,000	OHL Mexico SAB de C.V.	53,136
18,415	Promotora y Operadora de Infraestructura SAB de C.V.	153,743

Shares		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
150,707	PT Jasa Marga Persero Tbk	$48,253
11,315	TAV Havalimanlari Holding AS	45,040
70,800	Westports Holding Berhad	67,769
100,000	Zhejiang Expressway Co., Ltd.	95,398

		2,670,578

Water Utilities (0.3%):
180,991	Aguas Andinas SA, Class A	94,304
302,000	Beijing Enterprises Water Group, Ltd.	199,159
23,700	Cia Saneamento Basico Do Estado de Sao Paulo	209,739
176,000	Guangdong Investment, Ltd.	231,004

		734,206

Wireless Telecommunication Services (3.9%):
72,000	Advanced Info Service Public Co., Ltd.	294,714
2,200,100	America Movil SAB de C.V., Series L	1,382,390
183,200	Axiata Group Berhad	192,463
69,169	Bharti Airtel, Ltd.	311,184
414,500	China Mobile, Ltd.	4,346,575
242,200	DIGI.com Berhad	260,931
10,428	Empresa Nacional de Telecomunicaciones SA*	110,730
110,000	Far EasTone Telecommunications Co., Ltd.	247,312
181,537	Global Telecom Holding*	72,514
2,300	Globe Telecom, Inc.	69,892
87,222	Idea Cellular, Ltd.	95,070
129,900	Maxis Berhad	173,040
35,756	Mobile TeleSystems PJSC, ADR	325,737
107,230	MTN Group, Ltd.	980,167
6,730	Pldt, Inc.	184,902
258,900	PT XL Axiata Tbk*	44,366
11,688	Sistema Jsfc-REG S Sponsor, GDR	105,187
1,429	SK Telecom Co., Ltd.	265,902
107,000	Taiwan Mobile Co., Ltd.	344,951
58,600	Tim Participacoes S.A.	141,042
60,908	Turkcell Iletisim Hizmetleri AS*	168,444
25,747	Vodacom Group, Ltd.	285,155

		10,402,668

Total Common Stocks (Cost $249,543,194)		260,958,453

Preferred Stocks (1.7%):
Automobiles (0.1%):
2,666	Hyundai Motor Co., Ltd., 4.15%	218,149

Banks (0.8%):
210,140	Itau Unibanco Holding SA, Series S, 0.99%	2,186,536

Chemicals (0.0%):
10,700	Braskem SA, Class A, 7.34%	112,651

Food & Staples Retailing (0.1%):
10,900	Companhia Brasileira de Destribuicao Grupo Pao de Acucar, Series A, 0.03%	183,442

Metals & Mining (0.1%):
63,400	Gerdau SA, 0.46%	210,476

Multiline Retail (0.1%):
39,600	Lojas Americanas SA, 0.09%	206,935

Continued

12

AZL Emerging Markets Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Preferred Stocks, continued
Technology Hardware, Storage & Peripherals (0.5%):
1,184	Samsung Electronics Co., Ltd., 1.48%	$1,392,496

Total Preferred Stocks (Cost $4,619,172)		4,510,685

Right (0.0%):
Banks (0.0%):
2,014	The Commercial Bank (Q.S.C.), Expires on 1/23/17	3,872

Total Right (Cost $–)		3,872

Unaffiliated Investment Company (0.4%):
959,772	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(b)	959,772

Total Unaffiliated Investment Company (Cost $959,772)		959,772

Total Investment Securities (Cost $255,122,138)(c) — 99.5%		266,432,782
Net other assets (liabilities) — 0.5%		1,445,231

Net Assets — 100.0%		$267,878,013

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

GDR—Global Depositary Receipt

*	Non-income producing security.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.07% of the net assets of the fund.

(b)	The rate represents the effective yield at December 31, 2016.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Bermuda	0.3%
Brazil	7.7%
Cayman Islands	2.1%
Chile	1.2%
China	17.6%
Colombia	0.5%
Czech Republic	0.2%
Egypt	0.1%
Greece	0.4%
Hong Kong	6.2%
Hungary	0.3%
India	8.3%
Indonesia	2.6%
Malaysia	2.5%
Malta	0.1%
Mexico	3.5%

Country	Percentage
Peru	0.1%
Philippines	1.2%
Poland	1.2%
Qatar	0.9%
Republic of Korea (South)	14.2%
Romania	0.1%
Russian Federation	4.5%
South Africa	6.9%
Switzerland	0.2%
Taiwan, Province Of China	12.1%
Thailand	2.3%
Turkey	1.1%
United Arab Emirates	0.9%
United States	0.7%

100.0%

Futures Contracts

Cash of $114,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Mini MSCI Emerging Markets Index Future (U.S. Dollar)	Long	3/17/17	56	$2,404,920	$(23,874)

See accompanying notes to the financial statements.

13

AZL Emerging Markets Equity Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$255,122,138

Investment securities, at value	$266,432,782
Segregated cash for collateral	114,000
Interest and dividends receivable	760,798
Foreign currency, at value (cost $1,290,365)	1,088,955
Receivable for capital shares issued	25,309
Receivable for investments sold	10,000
Reclaims receivable	13,707
Prepaid expenses	997

Total Assets	268,446,548

Liabilities:
Cash overdraft	6,371
Payable for investments purchased	91,911
Payable for capital shares redeemed	9,200
Payable for variation margin on futures contracts	17,653
Accrued foreign taxes	37,949
Manager fees payable	103,874
Administration fees payable	14,004
Distribution fees payable	52,574
Custodian fees payable	217,733
Administrative and compliance services fees payable	709
Trustee fees payable	538
Other accrued liabilities	16,019

Total Liabilities	568,535

Net Assets	$267,878,013

Net Assets Consist of:
Capital	$248,408,469
Accumulated net investment income/(loss)	1,293,824
Accumulated net realized gains/(losses) from investment transactions	7,119,254
Net unrealized appreciation/(depreciation) on investments	11,056,466

Net Assets	$267,878,013

Class 1
Net Assets	$19,006,145
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,880,240
Net Asset Value (offering and redemption price per share)	$6.60

Class 2
Net Assets	$248,871,868
Shares of beneficial interest (unlimited number of shares authorized, no par value)	37,708,545
Net Asset Value (offering and redemption price per share)	$6.60

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$5,105,703
Income from securities lending	8,885
Foreign withholding tax	(611,428)

Total Investment Income	4,503,160

Expenses:
Manager fees	2,342,072
Administration fees	100,061
Distribution fees —Class 2	470,194
Custodian fees	386,751
Administrative and compliance services fees	3,273
Trustee fees	11,152
Professional fees	11,980
Shareholder reports	17,534
Other expenses	13,646

Total expenses before reductions	3,356,663
Less expenses voluntarily waived/reimbursed by the Manager	(575,077)

Net expenses	2,781,586

Net Investment Income/(Loss)	1,721,574

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	20,679,516
Net realized gains/(losses) on futures contracts	251,300
Change in net unrealized appreciation/depreciation on investments	(7,832,354)
Net Change in foreign taxes on unrealized gains/losses	(37,949)

Net Realized/Unrealized Gains/(Losses) on Investments	13,060,513

Change in Net Assets Resulting From Operations	$14,782,087

See accompanying notes to the financial statements.

14

Statements of Changes in Net Assets

	AZL Emerging Markets Equity Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$1,721,574	$1,314,733
Net realized gains/(losses) on investment transactions	20,930,816	(12,360,514)
Change in unrealized appreciation/depreciation on investments	(7,870,303)	(18,455,961)

Change in net assets resulting from operations	14,782,087	(29,501,742)

Distributions to Shareholders:
From net investment income:
Class 1	(177,036)	(316,978)
Class 2	(1,002,584)	(2,033,472)
From net realized gains:
Class 1	—	(923,853)
Class 2	—	(7,767,670)

Change in net assets resulting from distributions to shareholders	(1,179,620)	(11,041,973)

Capital Transactions:
Class 1
Proceeds from shares issued	141,405	119,346
Proceeds from dividends reinvested	177,036	1,240,831
Value of shares redeemed	(3,606,577)	(2,703,620)

Total Class 1 Shares	(3,288,136)	(1,343,443)

Class 2
Proceeds from shares issued	103,334,884	7,478,752
Proceeds from dividends reinvested	1,002,584	9,801,142
Value of shares redeemed	(39,516,903)	(34,119,510)

Total Class 2 Shares	64,820,565	(16,839,616)

Change in net assets resulting from capital transactions	61,532,429	(18,183,059)

Change in net assets	75,134,896	(58,726,774)
Net Assets:
Beginning of period	192,743,117	251,469,891

End of period	$267,878,013	$192,743,117

Accumulated net investment income/(loss)	$1,293,824	$1,076,608

Share Transactions:
Class 1
Shares issued	21,440	15,392
Dividends reinvested	26,189	207,150
Shares redeemed	(562,635)	(389,897)

Total Class 1 Shares	(515,006)	(167,355)

Class 2
Shares issued	15,054,324	1,059,869
Dividends reinvested	148,311	1,636,251
Shares redeemed	(6,019,305)	(4,848,411)

Total Class 2 Shares	9,183,330	(2,152,291)

Change in shares	8,668,324	(2,319,646)

See accompanying notes to the financial statements.

15

AZL Emerging Markets Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Net Asset Value, Beginning of Period	$6.04	$7.35	$7.81	$8.05	$7.08

Investment Activities:
Net Investment Income/(Loss)	0.06	0.07	0.10	0.09	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.56	(1.00)	(0.48)	(0.25)	1.39

Total from Investment Activities	0.62	(0.93)	(0.38)	(0.16)	1.47

Net Investment Income	(0.06)	(0.10)	(0.07)	(0.08)	(0.08)
Net Realized Gains	—	(0.28)	(0.01)	—	(0.42)

Total Dividends	(0.06)	(0.38)	(0.08)	(0.08)	(0.50)

Net Asset Value, End of Period	$6.60	$6.04	$7.35	$7.81	$8.05

Total Return(a)	10.21%	(12.69)%	(4.96)%	(1.96)%	21.52%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$19,006	$20,505	$26,194	$31,711	$36,970
Net Investment Income/(Loss)	1.05%	0.86%	1.14%	1.04%	0.99%
Expenses Before Reductions(b)	1.41%	1.49%	1.46%	1.45%	1.43%
Expenses Net of Reductions	1.14%	1.33%	1.31%	1.30%	1.28%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.14%	1.33%	1.31%	1.30%	1.28%
Portfolio Turnover Rate(d)	115%	45%	58%	49%	51%
Class 2
Net Asset Value, Beginning of Period	$6.04	$7.34	$7.80	$8.03	$7.07

Investment Activities:
Net Investment Income/(Loss)	0.04	0.05	0.08	0.07	0.05
Net Realized and Unrealized Gains/(Losses) on Investments	0.56	(1.00)	(0.48)	(0.24)	1.39

Total from Investment Activities	0.60	(0.95)	(0.40)	(0.17)	1.44

Net Investment Income	(0.04)	(0.07)	(0.05)	(0.06)	(0.06)
Net Realized Gains	—	(0.28)	(0.01)	—	(0.42)

Total Dividends	(0.04)	(0.35)	(0.06)	(0.06)	(0.48)

Net Asset Value, End of Period	$6.60	$6.04	$7.34	$7.80	$8.03

Total Return(a)	9.89%	(12.88)%	(5.22)%	(2.10)%	21.04%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$248,872	$172,238	$225,276	$266,951	$298,895
Net Investment Income/(Loss)	0.80%	0.60%	0.90%	0.79%	0.74%
Expenses Before Reductions(b)	1.64%	1.74%	1.71%	1.70%	1.68%
Expenses Net of Reductions	1.36%	1.58%	1.56%	1.55%	1.53%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.36%	1.58%	1.56%	1.55%	1.53%
Portfolio Turnover Rate(d)	115%	45%	58%	49%	51%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

16

AZL Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Emerging Markets Equity Index Fund (formerly, AZL Schroder Emerging Markets Equity Fund) (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Fund may be subject to foreign taxes on gains in investments or currency repatriation. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign

17

AZL Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2016

securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. The average outstanding amount of securities on loan was $5 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $872 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the period ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.4 million as of December 31, 2016. The monthly average notional amount for these contracts was $0.3 million for the period ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivative		Liability Derivative
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$23,874

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

18

AZL Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2016

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$251,300	$(23,874)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”), BlackRock provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit**
AZL Emerging Markets Equity Index Fund Class 1	0.85%	0.85%
AZL Emerging Markets Equity Index Fund Class 2	0.85%	1.10%

*	From January 1, 2016 through October 13, 2016, The Manager retained Schroder Investment Management North America Inc. as subadviser and the annual rate due to the Manager was 1.23% of average daily net assets. Effective October 14, 2016, the Manager retained BlackRock as subadviser and the annual rate due to the Manager decreased to 0.85% of average daily net assets and voluntarily reduced the management fee to 0.45% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

**	Limit in effect as of October 14, 2016. Prior to that date, the annual expense limit was 1.40% and 1.65% for Class 1 and Class 2, respectively.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayments by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $2,210 was paid from the Fund relating to these fees and expenses.

19

AZL Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2016

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$226,731	$415,272	$642,003
Airlines	175,114	418,087	593,201
Banks	9,779,352	33,407,726	43,187,078
Beverages	3,078,104	613,255	3,691,359
Capital Markets	788,411	2,886,123	3,674,534
Chemicals	358,987	6,245,520	6,604,507
Construction Materials	1,003,181	2,028,210	3,031,391
Consumer Finance	109,569	423,623	533,192
Containers & Packaging	209,163	—	209,163
Diversified Consumer Services	963,813	—	963,813
Diversified Financial Services	367,232	3,468,681	3,835,913
Diversified Telecommunication Services	420,042	4,753,882	5,173,924
Electric Utilities	1,412,779	1,964,083	3,376,862
Equity Real Estate Investment Trusts	272,592	1,150,155	1,422,747
Food & Staples Retailing	1,250,503	3,705,824	4,956,327
Food Products	1,340,281	3,801,211	5,141,492
Gas Utilities	145,070	1,139,781	1,284,851
Health Care Providers & Services	161,207	1,447,626	1,608,833
Hotels, Restaurants & Leisure	762,152	1,216,574	1,978,726
Household Products	190,239	808,310	998,549

20

AZL Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2016

Investment Securities:	Level 1	Level 2	Total

Independent Power & Renewable Electricity Producers	$395,633	$1,605,678	$2,001,311
Industrial Conglomerates	399,466	4,865,151	5,264,617
Insurance	861,514	8,523,012	9,384,526
Internet & Direct Marketing Retail	2,508,618	—	2,508,618
Internet Software & Services	11,375,613	10,662,706	22,038,319
IT Services	577,115	4,227,359	4,804,474
Life Sciences Tools & Services	111,412	63,507	174,919
Machinery	186,770	1,527,680	1,714,450
Media	744,739	5,058,422	5,803,161
Metals & Mining	2,994,528	5,301,463	8,295,991
Multiline Retail	766,583	911,563	1,678,146
Oil, Gas & Consumable Fuels	3,400,215	17,200,471	20,600,686
Paper & Forest Products	512,782	513,283	1,026,065
Personal Products	84,206	2,203,645	2,287,851
Pharmaceuticals	193,573	3,837,595	4,031,168
Real Estate Management & Development	530,238	4,905,528	5,435,766
Road & Rail	220,646	205,488	426,134
Transportation Infrastructure	916,904	1,753,674	2,670,578
Water Utilities	304,043	430,163	734,206
Wireless Telecommunication Services	2,032,413	8,370,255	10,402,668
All Other Common Stocks+	—	56,766,334	56,766,334
Preferred Stocks
Automobiles	—	218,149	218,149
Technology Hardware, Storage & Peripherals	—	1,392,496	1,392,496
All Other Preferred Stocks+	2,900,040	—	2,900,040
Right	—	3,872	3,872
Unaffiliated Investment Company	959,772	—	959,772

Total Investment Securities	55,991,345	210,441,437	266,432,782

Other Financial Instruments:*
Futures Contracts	(23,874)	—	(23,874)

Total Investments	$55,967,471	$210,441,437	$266,408,908

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Emerging Markets Equity Index Fund	$301,470,163	$239,678,934

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

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AZL Emerging Markets Equity Index Fund

Notes to the Financial Statements

December 31, 2016

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $256,642,124. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$24,953,233
Unrealized (depreciation)	(15,162,575)

Net unrealized appreciation/(depreciation)	$9,790,658

Capital loss carry forwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2016, the Fund utilized $12,197,997 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Emerging Markets Equity Index Fund	$1,179,620	$—	$1,179,620

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Emerging Markets Equity Index Fund	$2,350,473	$8,691,500	$11,041,973

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Emerging Markets Equity Index Fund	$1,437,406	$8,471,785	$—	$9,560,353	$19,469,544

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Emerging Markets Equity Index Fund (formerly, AZL Schroder Emerging Markets Equity Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Emerging Markets Equity Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 4.66% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® Emerging Markets Equity Index Fund

(formerly AZL Schroder Emerging Markets Equity Fund)

Approval of New Subadvisory Agreement — June 14, 2016 (Unaudited)

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees” of Allianz Variable Insurance Products Trust (the “Trust”)) held on June 14, 2016, the Board considered a recommendation by Allianz Investment Management LLC (the “Manager”), the investment manager to the AZL Schroder Emerging Markets Equity Fund (the “Fund”), to (a) approve a subadvisory agreement (the “BlackRock Agreement”) between the Manager and BlackRock Investment Management Inc. (“BlackRock”), pursuant to which BlackRock would replace Schroder Investment Management North America Inc. (“Schroder”) as subadviser to the Fund, and (b) change the name of the Fund to “AZL Emerging Markets Equity Index Fund.” At the June 14 meeting, the Board voted unanimously to approve the BlackRock Agreement, which became effective as to the Fund on October 14, 2016. At the meeting, the Board reviewed materials furnished by the Manager pertaining to BlackRock and the BlackRock Agreement.

Board Consideration of the BlackRock Agreement

At the in-person meeting held on June 14, 2016, the Board considered the Manager’s recommendation that BlackRock replace Schroder as the Fund’s subadviser. At the meeting, the Board reviewed materials furnished by the Manager pertaining to BlackRock and the BlackRock Agreement and unanimously approved the BlackRock Agreement, which became effective as to the Fund October 14, 2016.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the subadvised funds of the Trust, including the Fund. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser. As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadviser, the Manager reviewed and evaluated Schroder’s management of the Fund, with a focus on the Fund’s investment performance in relation to its benchmark.

The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the BlackRock Agreement for the Fund in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, and are not employees of or affiliated with the Fund, the Manager, Schroder or BlackRock. At least annually, the Board receives from experienced counsel who are independent of the Manager a memorandum discussing the legal standards for the Board’s consideration of proposed investment advisory or subadvisory agreements. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the BlackRock Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the Schroder Agreement and determined that the BlackRock Agreement was reasonable and in the best interests of the Fund, and approved BlackRock as the Fund’s new subadviser. The Board’s decision to approve the BlackRock Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve BlackRock, the Board considered the reputation, financial strength and resources of BlackRock, and the experience and reputation of its portfolio management team to be involved with the Fund. The Board also considered BlackRock’s investment philosophy and process, particularly in the area of equity index funds. The Board determined that, based upon the Manager’s report, the proposed change to BlackRock as the subadviser likely would benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that BlackRock was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that BlackRock could provide were at a level at least equal to the services provided by Schroder; that the services contemplated by the BlackRock Agreement are substantially the same as those provided under the Schroder Agreement; that the BlackRock Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that BlackRock is staffed with qualified personnel and has significant research capabilities; and that the investment performance of BlackRock in managing a similar fund, as discussed below, is at least satisfactory.

(2) The investment performance of BlackRock. The Board received information about the performance of a BlackRock separate account utilizing the emerging markets equity index strategy. The performance information presented to the Board, which covered the nine years ending December 31, 2015, reflected the Fund’s fee structure, and included performance versus a benchmark (the MSCI Emerging Markets Index) and performance rankings relative to a peer group of comparable emerging markets funds. The Board also received information regarding returns, risk, standard deviation, and tracking error for the five years ending December 31, 2015. The Board noted that the performance of the BlackRock emerging markets equity index strategy was satisfactory and consistent with the Fund’s investment objective to seek to match the performance of the MSCI Emerging Markets Index as closely as possible.

(3) The costs of services to be provided and profits to be realized by BlackRock from its relationship with the Fund. The Board compared the fee schedule in the BlackRock Agreement to the fee schedule in the Schroder Agreement. The BlackRock Agreement provides that for the services provided and the expenses assumed by BlackRock, the Manager (out of its fees received from the Fund under the Management Agreement) will pay BlackRock a fee based on average daily net assets of 0.10% on the first $300 million and 0.08% on all assets over $300 million. The Schroder Agreement provided for subadvisory fees at the rate of 0.60% on all assets. The Board noted that the fee schedule in the BlackRock Agreement is lower than the fee schedule in the Schroder Agreement. The Board noted that the fee schedule in the BlackRock Agreement was the result of arm’s-length negotiation between the Manager and BlackRock. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) would be in the 50th percentile in the category of emerging market index funds. The Manager acknowledged that the size of the emerging markets index fund peer group, with only four other funds, was a challenge for comparability. The Board also reviewed information provided by BlackRock regarding its anticipated profitability for acting as subadviser to the Fund. Based upon its review, the Board concluded that the fees proposed to be paid to BlackRock were reasonable.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the BlackRock Agreement contains breakpoints that reduce the fee rate on assets above $300 million. The Board also noted that the Fund had approximately $172.2 million in net assets at December 31, 2015. The Board considered the possibility that BlackRock, or the Manager, may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will

26

be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees also noted that the fee schedule in the Management Agreement between the Manager and the Fund does not contain breakpoints that would reduce the fee rate as assets increase. However, the Manager has agreed to reduce the fee it collects from the Fund, through at least April 30, 2018, and to “cap” the Fund’s expenses at certain levels, which could have the effect of reducing expenses as does advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board reapproved the BlackRock Agreement at a meeting held on October 25, 2016, and expects to consider again whether or not to reapprove the BlackRock Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the BlackRock Agreement was acceptable.

Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Fund is offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreement (the “Subadvisory Agreements”) with the Subadviser. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Fund, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Fund and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Fund and the companies that service it; and relevant developments in the mutual fund industry and how the Fund and/or Advisory Organizations are responding to them.

27

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Fund. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Fund.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers the Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Fund’s assets and the placement of orders for the purchase and sale of the securities of the Fund. As the Fund is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for the Fund to handle day-to-day management of the Fund’s investment portfolio; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadviser to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by the Subadviser with the investment policies and restrictions of the Fund, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Fund’s portfolio investments and to make available to the Fund’s administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadviser and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadviser are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and the Fund under the Agreements.

(2) The investment performance of the Fund, the Manager and the Subadviser. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. However, the Board of Trustees also considered the fact that prior October 14, 2016, the Fund was subadvised by a different subadviser (Schroder) and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund and the prior Subadviser prior to October 14, 2016, were not deemed to be pertinent to the Board of Trustee’s assessment of the continuance of the Management Agreement and the BlackRock Agreement for the period following October 14, 2016.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadviser and their affiliates from their relationship with the Fund. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Fund is subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Fund overall are generally comparable to the average level of fees paid by Fund peer groups. The Board of Trustees received information that the Fund paid “actual” advisory fees in a percentage amount within the 50th percentile for the emerging index category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Fund are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Fund, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the Fund was at the 50th percentile.

The Manager has committed to providing the Fund with a high quality of service and working to reduce Fund expenses over time, particularly as the Fund grows larger. The Trustees concluded therefore that the expense ratios of the Fund was not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

28

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of the Subadviser in connection with its relationship with the Fund. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreement with the Subadviser, which is not affiliated with it, was negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Fund was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by the Fund and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in the Fund as of June 30, 2016 were approximately $192.2 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Fund’s advisory fee rate schedule was acceptable under the Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

30

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

31

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Enhanced Bond Index Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Enhanced Bond Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Enhanced Bond Index Fund and BlackRock Financial Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Enhanced Bond Index Fund (the “Fund”) had a total return of 2.28%. That compared to a 2.65% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

Investor concerns about the health of the global economy, slowing growth in China and falling oil prices pushed down asset prices and drove up volatility early in 2016. Credit spreads (the difference in yield between U.S. Treasuries and other bonds) widened in this environment. However, a rebound in the price of oil in mid-February helped settle the markets, narrowing credit spreads and pushing volatility to its lowest level since August 2015.

The U.K.’s June vote to exit the European Union surprised investors and triggered a sharp spike in volatility. Global equity indexes fell sharply and bond markets rallied strongly as investors sought the relative safety of fixed-income securities. Equity markets recovered quickly, but bond rates remained low for several weeks.

For much of the period, investors flocked to U.S. investment-grade bonds in search of yield amid historically low interest rates. This drove up bond prices and squeezed credit spreads. On an absolute basis, investment-grade corporate bonds were the largest contributor to the Fund’s modest gain for the 12-month period under review. Agency mortgage-backed securities also contributed positively to absolute performance.*

Late in the year, the surprise victory of President Trump in the November elections spurred a renewed focus on economic growth, which drove up inflation expectations and pushed the yield on 10-year U.S. Treasuries up more than 80 basis points (0.80%) in the fourth quarter

In relative terms, the Fund’s underweight exposure to credit, which includes corporate investment-grade bonds, dragged on returns. We were concerned about increasing leverage alongside tight valuations among corporate bonds. The Fund’s relatively short duration position dragged on relative results early in the year as interest rates rallied on concerns of slowing global growth and a snap devaluation in the Chinese Renminbi. A shift toward longer duration later in the year also detracted as the portfolio was a bit too quick to change positioning following the sell-off in late November. The Fund’s lower-than-benchmark exposure to emerging markets debt also weighed on relative results as such bonds experienced a strong year overall and a particularly strong third quarter.*

The Fund’s overweight positions and security selection within commercial mortgage-backed securities (CMBS) and asset-backed securities (ABS) added to relative results. In particular, the Fund benefited from its exposure to the single asset/single borrower market among CMBS and private student loans in the ABS market. Late in the year, we positioned the Fund with a bias toward a steeper yield curve in anticipation of higher inflation, that strategy benefited relative performance as the Republican sweep in the U.S. elections accelerated inflation expectations.*

During the period under review the Fund held derivatives in the form of foreign currency forward contracts to hedge the portfolio’s currency exposure to non-dollar bonds. The portfolio also held Treasury futures. With the strengthening U.S. dollar, the derivative positions benefited the portfolio, allowing the management team to hedge currency risk from non-dollar bonds and manage duration and curve risk. The Fund’s holdings of interest rate swaps, used to hedge its cash position, had minimal impact on the Fund’s performance.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Enhanced Bond Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to exceed the total return of the Bloomberg Barclays U.S. Aggregate Bond Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	1 Year	3 Year	5 Year	Since Inception (7/10/09)
AZL® Enhanced Bond Index Fund	2.28%	2.60%	1.92%	3.04%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	3.77%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Enhanced Bond Index Fund	0.66%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Enhanced Bond Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Enhanced Bond Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Enhanced Bond Index Fund	$1,000.00	$974.00	$3.32	0.67%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Enhanced Bond Index Fund	$1,000.00	$1,021.77	$3.40	0.67%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Treasury Obligations	35.1%
U.S. Government Agency Mortgages	29.6
Corporate Bonds	18.6
Securities Held as Collateral for Securities on Loan	17.7
Certificates of Deposit	8.2
Asset Backed Securities	6.0
Yankee Dollars	4.2
Collateralized Mortgage Obligations	4.1
Money Markets	1.1
Commercial Paper	1.3
Municipal Bonds	0.4

Total Investment Securities	126.3
Net other assets (liabilities)	(26.3)

Net Assets	100.0%

3

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Asset Backed Securities (6.0%):
$2,543,052	American Homes 4 Rent LLC, Class A, Series 2014-SFR3, 3.68%, 12/17/36	$2,599,967
6,000,000	AmeriCredit Automoblie Receivables Trust, Class A3, Series 16-3, 1.46%, 5/10/21, Callable 1/8/21 @ 100	5,969,922
2,330,000	AmeriCredit Automoblie Receivables Trust, Class A3, Series 16-4, 1.53%, 7/8/21, Callable 8/8/21 @ 100	2,314,205
1,200,000	Anchorage Capital CLO, Ltd., Class A1A, Series 2014-4A, 2.34%, 7/28/26, Callable 1/28/17 @ 100(a)	1,200,024
1,000,000	Apidos CLO, Class A1R, Series 15-20A, 2.24%, 12/16/27(a)(b)	1,000,000
1,885,000	Arbor Realty Collateralized Loan, Class A, Series 15-FL2A, 2.45%, 9/15/25, Callable 3/15/18 @ 100(a)	1,861,984
5,350,000	Banc of America Merrill Lynch Large Loan, Class A, Series 2015-ASHF, 1.92%, 1/15/28(a)	5,358,574
6,187,000	Benefit Street Partners CLO, Ltd., Class A1R, Series 2014-IVA, 2.44%, 1/20/29, Callable 1/20/19 @ 100(a)(b)	6,187,000
580,000	Cedar Funding, Ltd., Class A1, Series 14-3A, 2.44%, 5/20/26(a)	581,422
1,000,000	Cent CLO, LP, Class A1R, Series 14-22A, 2.30%, 11/7/26(a)(b)	1,000,000
2,000,000	Chase Issuance Trust, Class A5, Series 2016-A5, 1.27%, 7/15/21	1,973,330
1,270,000	Chrysler Capital Auto Receivables Trust, Class B, Series 2013-BA, 1.78%, 6/17/19, Callable 1/15/18 @ 100	1,273,692
3,000,000	CIFC Funding, Ltd., Class A1R, Series 15-1A, 2.31%, 1/22/27(a)(b)	3,000,000
2,210,000	Citibank Credit Card Issuance Trust, Class A1, Series 2014-A1, 2.88%, 1/23/23	2,267,020
2,165,000	Credit Acceptance Auto Loan Trust, Class A, Series 15-2A, 2.40%, 2/15/23, Callable 12/15/18 @ 100(a)	2,172,467
471,782	Credit Acceptance Auto Loan Trust, Class A, Series 2014-1A, 1.55%, 10/15/21	471,761
2,239,426	Credit Acceptance Auto Loan Trust, Class A, Series 2014-2A, 1.88%, 3/15/22, Callable 10/15/17 @ 100	2,242,548
1,495,000	Ford Credit Floorplan Master Owner Trust, Class A, Series 2014-2, 1.20%, 2/15/21(a)	1,497,270
1,855,000	Golden Credit Card Trust, Class A, Series 2015-2A, 2.02%, 4/15/22	1,842,761
2,190,000	GoldenTree Loan Opportunities VII, Ltd., Class A, Series 2013-7A, 2.03%, 4/25/25(a)	2,188,316
1,064,271	Navient Student Loan Trust, Class A, Series 14-CTA, 1.40%, 9/16/24(a)	1,064,002
1,505,000	Navient Student Loan Trust, Class A2A, Series 2016-AA, 3.91%, 12/15/45	1,562,253
2,140,000	Nextgear Floorplan Master Owner Trust, Class A, Series 2014-1A, 1.92%, 10/15/19	2,139,997
2,205,000	Nomad CLO, Ltd., Class A1, Series 2013-1A, 2.08%, 1/15/25, Callable 1/15/17 @ 100(a)	2,204,169

Principal Amount		Fair Value

Asset Backed Securities, continued
$1,400,000	Ocp CLO, Ltd., Class A1R, Series 2012-2A, 2.28%, 11/22/25, Callable 11/22/18 @ 100(a)(b)	$1,400,000
1,500,000	Ocp CLO, Ltd., Class A1, Series 2015-8A, 2.41%, 4/17/27, Callable 4/17/17 @ 100(a)	1,500,659
1,806,797	OneMain Financial Issuance Trust, Class A, Series 2014-2A, 2.47%, 9/18/24, Callable 1/18/17 @ 101	1,807,542
1,875,000	OneMain Financial Issuance Trust, Class A, Series 2015-1A, 3.19%, 3/18/26, Callable 1/18/18 @ 101	1,888,307
1,250,000	Ozlm, Ltd., Class A1B, Series 14-7A, 2.37%, 7/17/26, Callable 1/17/17 @ 100(a)	1,250,036
2,425,000	PFS Financing Corp., Class 4, Series 16-A, 1.90%, 2/18/20(a)	2,440,326
480,000	PFS Financing Corp., Class A, Series 2016-BA, 1.87%, 10/15/21	475,200
2,300,000	Prestige Auto Receivables Trust, Class C, Series 2014-1A, 2.39%, 5/15/20, Callable 8/15/18 @ 100	2,302,873
2,054,762	Progress Residential Trust, Class A, Series 2015-SFR2, 2.74%, 6/12/32	2,041,055
1,700,000	Santander Drive Auto Receivable, Class A3, Series 16-3, 1.50%, 8/17/20, Callable 6/15/21 @ 100	1,692,479
1,790,000	Santander Drive Auto Receivable, Class C, Series 16-1, 3.09%, 4/15/22, Callable 10/15/19 @ 100(a)	1,817,144
1,156,098	Santander Drive Auto Receivables Trust, Class C, Series 2013-4, 3.25%, 1/15/20, Callable 1/15/18 @ 100	1,163,618
2,280,000	Santander Drive Auto Receivables Trust, Class A3, Series 15-4, 1.58%, 9/16/19, Callable 6/15/19 @ 100(a)	2,282,200
35,358	SLM Student Loan Trust, Class A2, Series 2004-B, 1.16%, 6/15/21(a)	35,305
815,956	SLM Student Loan Trust, Class A4, Series 2006-A, 1.15%, 12/15/23(a)	809,552
60,187	SLM Student Loan Trust, Class A1, Series 2012-A, 2.10%, 8/15/25, Callable 5/15/20 @ 100(a)	60,256
245,661	SLM Student Loan Trust, Class A2, Series 2012-C, 3.31%, 10/15/46	248,976
5,800,000	SMB Private Education Loan Trust, Class A2A, Series 15-B, 2.98%, 7/15/27	5,865,068
250,000	SMB Private Education Loan Trust, Class A2A, Series 16-A, 2.70%, 5/15/31(a)	248,202
3,190,000	SMB Private Education Loan Trust, Class A2A, Series 2016-C, 2.34%, 9/15/34	3,136,908
3,733,900	Social Professional Loan Program, Class A2, Series 2015-D, 2.72%, 10/27/36	3,739,769
1,440,597	Social Professional Loan Program LLC, Class A2, Series 2015-C, 2.51%, 8/25/33	1,439,051
3,140,000	Social Professional Loan Programe, Class A2B, Series 16-E, 2.49%, 1/25/36	3,115,285
1,000,000	Sound Point CLO, Ltd., Class A1, Series 2014-2A, 2.24%, 10/20/26, Callable 1/20/17 @ 100(a)	998,365

Continued

4

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Asset Backed Securities, continued
$2,190,000	Springleaf Funding Trust, Class A, Series 2015-AA, 3.16%, 11/15/24, Callable 2/15/18 @ 100	$2,207,301
2,093,507	Sway Residential Trust, Class A, Series 2014-1, 2.04%, 1/17/32(a)	2,094,865
2,435,000	Synchrony Credit Card Master Note Trust, Class A, Series 2012-7, 1.76%, 9/15/22	2,417,569
3,970,000	Synchrony Credit Card Master Note Trust, Class A, Series 2015-1, 2.37%, 3/15/23	4,005,803
2,270,000	Synchrony Credit Card Master Note Trust, Class A, Series 2016-2, 2.21%, 5/15/24	2,257,677
2,250,000	Treman Park CLO, Ltd., Class AR, Series 2015-1A, 2.25%, 4/20/27, Callable 1/20/17 @ 100(a)(b)	2,259,376
6,000,000	World Financial Network Credit Card Master Trust, Class A, Series 2012-A, 3.14%, 1/17/23	6,163,041
2,395,000	World Financial Network Credit Card Master Trust, Class A, Series 2015-B, 2.55%, 6/17/24	2,422,144
2,000,000	World Financial Network Credit Card Master Trust, Class A, Series 2016-C, 1.72%, 8/15/23	1,983,166

Total Asset Backed Securities (Cost $121,709,003)		121,541,802

Collateralized Mortgage Obligations (4.1%):
197,067	Banc of America Commercial Mortgage, Inc., Class A1A, Series 2007-3, 5.73%, 6/10/49(a)	198,466
27,926	Banc of America Large Loan, Class A4B, Series 2010-UB4, 5.11%, 12/20/41(a)(b)	27,926
2,542,750	Barclays Commercial Mortgage Securities, Class A, Series 2015-SLP, 1.81%, 2/15/28(a)	2,538,098
1,712,251	Bear Stearns Commercial Mortgage Securities, Inc., Class A1A, Series 2007-PW15, 5.32%, 2/11/44	1,714,302
625,000	Bear Stearns Commercial Mortgage Securities, Inc., Class AM, Series 2007-PW16, 5.90%, 6/11/40(a)	633,179
2,540,000	BHMS Mortgage Trust, Class AFL, Series 2014-ATLS, 2.13%, 7/5/33(a)	2,542,384
6,000,000	CGGS Commercial Mortgage Trust, Class AFX, Series 2016-RNDA, 2.76%, 2/10/33	6,038,315
21,055,564	Citigroup Commercial Mortgage Trust, Class XA, Series 2015-P1, 0.94%, 9/15/48(a)	1,064,969
667,000	Commercial Mortgage Loan Trust, Class A5, Series 2015-CR24, 3.70%, 8/10/48	692,375
1,279,058	Commercial Mortgage Loan Trust, Class AM, Series 2013-CR7, 3.31%, 3/10/46	1,285,983
1,854,322	Commercial Mortgage Loan Trust, Class A1A, Series 2008-LS1, 6.30%, 12/10/49(a)	1,900,864
45,392	Commercial Mortgage Pass-Through Certificates, Class AM, Series 2006-C8, 5.35%, 12/10/46	45,354
26,607,292	Commercial Mortgage Trust, Class XA, Series 2015-CCRE23, 1.14%, 5/10/48(a)	1,425,214
1,510,000	Commercial Mortgage Trust, Class C, Series 2014-CR17, 4.90%, 5/10/47(a)	1,552,192
8,970,000	Commercial Mortgage Trust, Class A, Series 2014-TWC, 1.53%, 2/13/32(a)	8,970,000
2,500,000	Core Industrial Trust, Class A, Series 2015-WEST, 3.29%, 2/10/37	2,503,952
3,640,000	Core Industrial Trust, Class A, Series 2015-CALW, 3.04%, 2/10/34	3,713,897

Principal Amount		Fair Value

Collateralized Mortgage Obligations, continued
$8,500,000	Cosmopolitian Hotel Trust, Class A, Series 2016-CSMO, 2.10%, 11/15/33(a)	$8,542,608
1,965,000	Credit Suisse Mortgage Trust, Class A4, Series 2016-NXCR, 3.73%, 12/15/49	2,020,632
1,590,000	Credit Suisse Mortgage Trust, Class A, Series 2016-MFF, 2.03%, 11/15/33	1,592,352
113,830	DBRR Trust, Class A, Series 2013-EZ3, 1.64%, 12/18/49(a)	113,723
640,000	Gahr Commercial Mortgage Trust, Class AFX, Series 2015-NRF, 3.23%, 12/15/34	656,214
3,562,054	GAHR Commercial Mortgage Trust, Class AFL1, Series 2015-NRF, 2.00%, 12/15/34(a)	3,567,583
4,407,266	GS Mortgage Securities Trust, Class XA, Series 2013-GC10, 1.74%, 2/10/46(a)	319,125
1,100,000	GS Mortgage Securities Trust, Class A, Series 2012-SHOP, 2.93%, 6/5/31	1,115,434
955,000	JPMorgan Chase Commercial Mortgage, Class A, Series 2016-NINE, 2.95%, 10/6/38(a)	925,487
581,597	JPMorgan Chase Commercial Mortgage Securities Corp., Class A, Series 2012-WLDN, 3.91%, 5/5/30	604,264
1,180,000	Latitude Management Real Estate Capital, Class A, Series 2016-CRE2, 2.29%, 11/24/31(a)(b)	1,180,000
1,200,000	LB Commercial Conduit Mortgage Trust, Class AM, Series 2007-C3, 5.92%, 7/15/44(a)	1,216,683
1,379,920	Merrill Lynch Mortgage Trust, Class A1A, Series 2007-C1, 5.83%, 6/12/50(a)	1,392,738
1,300,000	Morgan Stanley Baml Trust, Class A3, Series 2015-C24, 3.48%, 5/15/48	1,328,515
1,540,000	Morgan Stanley Capital I Trust, Class A4, Series 2016-BNK2, 3.05%, 11/15/49	1,519,948
393,542	Morgan Stanley Capital I Trust, Class A1A, Series 2007-IQ13, 5.31%, 3/15/44	394,025
1,740,000	Morgan Stanley Capital I Trust, Class A, Series 2014-MP, 3.47%, 8/11/29	1,803,449
121,099	Morgan Stanley Re-REMIC Trust, Class A, Series 2012-XA, 2.00%, 7/27/49	120,406
282,328	RBSCF Trust, Class WBTA, Series 2010-RR3, 6.17%, 2/16/51(a)	281,896
1,220,000	SFAVE Commercial Mortgage Securities Trust, Class A2A, Series 2015-5AVE, 3.66%, 1/5/43(a)	1,174,087
125,000	SG Commercial Mortgage Securities Trust, Class A4, Series 2016-C5, 3.06%, 10/10/48	121,286
1,315,000	Smb Private Education Loan Trust, Class A2B, Series 14-A, 1.85%, 5/15/26(a)	1,324,204
336,000	Smb Private Education Loan Trust, Class A2A, Series 16-B, 2.43%, 2/17/32(a)	328,758
120,000	Social Professional Loan Program, Class A2B, Series 16-D, 2.34%, 4/25/33	117,547
15,888	STRIPS, Class A, Series 2012-1A, 1.50%, 12/25/44(b)	15,888
1,460,000	Vno Mortgage Trust, Class A, Series 2013-PENN, 3.81%, 12/13/29	1,532,487
170,000	Waldorf Astoria Boca Raton Trust, Class A, Series 2016-BOCA, 2.05%, 6/15/29(a)	170,611
5,100,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-C28, 3.54%, 5/15/48	5,237,847
1,635,000	Wells Fargo Commercial Mortgage Trust, Class A4, Series 2015-NXS4, 3.72%, 12/15/48	1,693,810

Continued

5

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Collateralized Mortgage Obligations, continued
$43,700,000	Wells Fargo Commercial Mortgage Trust, Class XA, Series 2016-LC25, 1.10%, 12/15/59(a)	$2,993,017
17,879,891	WF-RBS Commercial Mortgage Trust, Class XA, Series 2014-C20, 1.34%, 5/15/47(a)	986,831
2,020,000	World Financial Network Credit Card Master Trust, Class A, Series 2016-A, 2.03%, 4/15/25	1,978,430

Total Collateralized Mortgage Obligations (Cost $85,635,854)		83,217,355

Corporate Bonds (18.6%):
Aerospace & Defense (0.4%):
580,000	Aviation Capital Group Corp., 2.88%, 9/17/18, Callable 8/17/18 @ 100(c)	587,250
95,000	BAE Systems plc, 3.85%, 12/15/25, Callable 9/15/25 @ 100(c)	96,888
80,000	Boeing Co. (The), 3.30%, 3/1/35, Callable 9/1/34 @ 100	74,862
40,000	Boeing Co. (The), 3.50%, 3/1/45, Callable 9/1/44 @ 100	37,135
90,000	General Dynamics Corp., 2.13%, 8/15/26, Callable 5/15/26 @ 100^	83,141
25,000	Lockheed Martin Corp., 3.10%, 1/15/23, Callable 11/15/22 @ 100^	25,273
2,075,000	Lockheed Martin Corp., 3.55%, 1/15/26, Callable 10/15/25 @ 100	2,120,052
319,000	Lockheed Martin Corp., 4.50%, 5/15/36, Callable 11/15/35 @ 100	339,154
1,356,000	Lockheed Martin Corp., 4.70%, 5/15/46, Callable 11/15/45 @ 100	1,474,956
1,810,000	Northrop Grumman Corp., 3.25%, 8/1/23	1,845,212
1,154,000	United Technologies Corp., 1.78%, 5/4/18(a)	1,154,252
500,000	United Technologies Corp., 4.50%, 6/1/42	535,202
500,000	United Technologies Corp., 3.75%, 11/1/46, Callable 5/1/46 @ 100^	475,844

		8,849,221

Air Freight & Logistics (0.1%):
500,000	FedEx Corp., 3.88%, 8/1/42	456,346
820,000	FedEx Corp., 4.55%, 4/1/46, Callable 10/1/45 @ 100	826,321

		1,282,667

Airlines (0.1%):
645,813	American Airlines 15-1, Series A, 3.38%, 5/1/27	636,125
585,808	American Airlines Pass Through Trust, Class AA, Series 2015-2, 3.60%, 3/22/29	582,147

		1,218,272

Auto Components (0.0%):
50,000	Delphi Corp., 4.15%, 3/15/24, Callable 12/15/23 @ 100	51,536

Automobiles (0.1%):
967,000	BMW US Capital LLC, 1.50%, 4/11/19(c)	957,824
1,125,000	Ford Motor Co., 5.29%, 12/8/46, Callable 6/8/46 @ 100	1,139,614

		2,097,438

Banks (3.1%):
403,000	Bank of America Corp., 2.00%, 1/11/18, MTN	403,927
1,065,000	Bank of America Corp., 2.07%, 3/22/18, MTN^(a)	1,072,169
500,000	Bank of America Corp., 5.65%, 5/1/18, MTN	523,881

Principal Amount		Fair Value

Corporate Bonds, continued
Banks, continued
$311,000	Bank of America Corp., 1.95%, 5/12/18, MTN	$311,437
747,000	Bank of America Corp., 2.60%, 1/15/19	753,385
766,000	Bank of America Corp., Series L, 2.25%, 4/21/20, MTN^	761,534
6,900,000	Bank of America Corp., Series G, 2.63%, 4/19/21^	6,852,651
890,000	Bank of America Corp., 2.50%, 10/21/22, Callable 10/21/21 @ 100^	860,743
370,000	Bank of America Corp., 3.30%, 1/11/23, MTN	371,236
1,095,000	Bank of America Corp., 4.00%, 4/1/24	1,129,316
585,000	Bank of America Corp., 4.00%, 1/22/25, MTN	585,735
1,020,000	Bank of America Corp., Series L, 3.95%, 4/21/25	1,015,399
4,336,000	Bank of America Corp., Series G, 4.45%, 3/3/26	4,468,413
1,810,000	Bank of America Corp., Series G, 3.50%, 4/19/26^	1,785,876
284,000	Branch Banking & Trust, 3.63%, 9/16/25, Callable 8/16/25 @ 100	288,743
2,580,000	Citigroup, Inc., 1.80%, 2/5/18	2,578,558
250,000	Citizens Bank NA/RI, 2.55%, 5/13/21, Callable 4/13/21 @ 100	248,465
40,000	Citizens Financial Group, Inc., 2.38%, 7/28/21, Callable 6/28/21 @ 100^	39,226
206,000	Fifth Third Bank, 2.15%, 8/20/18, Callable 7/20/18 @ 100	207,302
1,306,000	HSBC USA, Inc., 1.70%, 3/5/18	1,305,266
1,660,000	HSBC USA, Inc., 2.35%, 3/5/20	1,647,019
2,000,000	HSBC USA, Inc., 2.75%, 8/7/20	2,003,970
1,095,000	JPMorgan Chase & Co., 2.20%, 10/22/19^	1,099,398
20,000	JPMorgan Chase & Co., 2.75%, 6/23/20, Callable 5/23/20 @ 100	20,181
6,900,000	JPMorgan Chase & Co., 2.30%, 8/15/21, Callable 8/15/20 @ 100	6,772,171
125,000	JPMorgan Chase & Co., 4.50%, 1/24/22	134,804
450,000	JPMorgan Chase & Co., 2.70%, 5/18/23, Callable 3/18/23 @ 100	440,275
691,000	JPMorgan Chase & Co., 3.90%, 7/15/25, Callable 4/15/25 @ 100	710,541
630,000	JPMorgan Chase & Co., 3.20%, 6/15/26, Callable 3/15/26 @ 100^	616,614
8,530,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100^	8,141,782
3,363,000	JPMorgan Chase & Co., 4.25%, 10/1/27^	3,455,240
430,000	JPMorgan Chase & Co., Series Z, 5.30%, 12/31/49, Callable 5/1/20 @ 100^(a)	438,841
200,000	KeyCorp, 2.90%, 9/15/20	202,371
142,000	Merrill Lynch & Co., 6.88%, 4/25/18, MTN	150,933
460,000	Santander Holdings USA, Inc., 2.70%, 5/24/19, Callable 4/24/19 @ 100	459,650
265,000	Santander Holdings USA, Inc., 2.65%, 4/17/20, Callable 3/17/20 @ 100	262,650
830,000	Santander Holdings USA, Inc., 4.50%, 7/17/25, Callable 4/17/25 @ 100	824,809
300,000	U.S. BanCorp, Series V, 2.38%, 7/22/26, Callable 6/22/26 @ 100	277,730
128,000	Wachovia Corp., 5.50%, 8/1/35	141,728
514,000	Wells Fargo & Co., Series G, 2.60%, 7/22/20	516,971
3,320,000	Wells Fargo & Co., 2.10%, 7/26/21	3,230,543
250,000	Wells Fargo & Co., 3.00%, 4/22/26	238,558

Continued

6

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Corporate Bonds, continued
Banks, continued
$965,000	Wells Fargo & Co., 3.00%, 10/23/26	$919,063
3,105,000	Wells Fargo & Co., Series G, 4.30%, 7/22/27	3,193,722
246,000	Wells Fargo & Co., 3.90%, 5/1/45^	233,333
175,000	Wells Fargo & Co., Series G, 4.90%, 11/17/45	179,746
680,000	Wells Fargo & Co., 4.40%, 6/14/46, MTN^	650,797
1,140,000	Wells Fargo & Co., 4.75%, 12/7/46	1,156,936
480,000	Wells Fargo & Co., 5.88%, 12/31/49, Callable 6/15/25 @ 100^(a)	503,952

		64,187,590

Beverages (0.6%):
1,310,000	Anheuser-Busch InBev NV, 2.65%, 2/1/21, Callable 1/1/21 @ 100	1,317,526
1,461,000	Anheuser-Busch InBev NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100	1,486,906
3,005,000	Anheuser-Busch InBev NV, 3.65%, 2/1/26, Callable 11/1/25 @ 100	3,050,647
1,090,000	Anheuser-Busch InBev NV, 4.70%, 2/1/36, Callable 8/1/35 @ 100	1,146,536
2,230,000	Anheuser-Busch InBev NV, 4.90%, 2/1/46, Callable 8/1/45 @ 100	2,410,341
620,000	Molson Coors Brewing Co., 3.00%, 7/15/26, Callable 4/15/26 @ 100	586,093
90,000	Molson Coors Brewing Co., 4.20%, 7/15/46, Callable 1/15/46 @ 100	83,909
1,200,000	PepsiCo, Inc., 1.70%, 10/6/21, Callable 9/6/21 @ 100	1,165,770
200,000	PepsiCo, Inc., 2.38%, 10/6/26, Callable 7/6/26 @ 100^	189,334
200,000	PepsiCo, Inc., 3.45%, 10/6/46, Callable 4/6/46 @ 100	182,197

		11,619,259

Biotechnology (0.5%):
120,000	Abbvie, Inc., 4.70%, 5/14/45, Callable 11/14/44 @ 100	117,736
400,000	Abbvie, Inc., 4.45%, 5/14/46, Callable 11/14/45 @ 100	383,011
1,000,000	AbbVie, Inc., 2.30%, 5/14/21, Callable 4/14/21 @ 100	979,785
1,000,000	AbbVie, Inc., 3.20%, 5/14/26, Callable 2/14/26 @ 100^	951,427
130,000	AbbVie, Inc., 4.30%, 5/14/36, Callable 11/14/35 @ 100	123,878
389,000	AbbVie, Inc., 4.40%, 11/6/42	365,951
500,000	Amgen, Inc., 1.85%, 8/19/21, Callable 7/19/21 @ 100	480,808
450,000	Amgen, Inc., 3.63%, 5/15/22, Callable 2/15/22 @ 100	465,029
640,000	Amgen, Inc., 2.60%, 8/19/26, Callable 5/19/26 @ 100^	588,632
350,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	335,491
254,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100(c)	245,683
367,000	Amgen, Inc., 4.66%, 6/15/51, Callable 12/15/50 @ 100(c)	352,727

Principal Amount		Fair Value

Corporate Bonds, continued
Biotechnology, continued
$220,000	Baxalta, Inc., 2.88%, 6/23/20, Callable 5/23/20 @ 100	$219,945
319,000	Baxalta, Inc., 4.00%, 6/23/25, Callable 3/23/25 @ 100	319,932
390,000	Baxalta, Inc., 5.25%, 6/23/45, Callable 12/23/44 @ 100	416,292
200,000	Biogen, Inc., 3.63%, 9/15/22	205,293
500,000	Biogen, Inc., 4.05%, 9/15/25, Callable 6/15/25 @ 100	514,782
60,000	Biogen, Inc., 5.20%, 9/15/45, Callable 3/15/45 @ 100	64,209
50,000	Gilead Sciences, Inc., 2.50%, 9/1/23, Callable 7/1/23 @ 100	48,216
800,000	Gilead Sciences, Inc., 3.65%, 3/1/26, Callable 12/1/25 @ 100^	811,150
230,000	Gilead Sciences, Inc., 4.80%, 4/1/44, Callable 10/1/43 @ 100	238,824
204,000	Gilead Sciences, Inc., 4.75%, 3/1/46, Callable 9/1/45 @ 100	211,073
1,290,000	Gilead Sciences, Inc., 4.15%, 3/1/47, Callable 9/1/46 @ 100^	1,225,245

		9,665,119

Capital Markets (2.1%):
1,475,000	Bank of New York Mellon Corp. (The), 2.05%, 5/3/21, Callable 4/3/21 @ 100, MTN^	1,447,714
205,000	Bank of New York Mellon Corp. (The), Series G, 3.00%, 2/24/25, Callable 1/24/25 @ 100	201,590
135,000	Bank of New York Mellon Corp. (The), 2.80%, 5/4/26, Callable 2/4/26 @ 100^	130,006
185,000	Bank of New York Mellon Corp. (The), 3.00%, 10/30/28, Callable 7/30/28 @ 100^	175,904
1,641,000	Bank of New York Mellon Corp. (The), Series E, 4.95%, 12/29/49, Callable 6/20/20 @ 100^(a)	1,649,205
1,780,000	Bank of New York Mellon Corp. (The), 4.62%, 12/29/49, Callable 9/20/26 @ 100(a)	1,632,830
1,235,000	Chalres Schwab Corp., Series E, 4.62%, 12/29/49, Callable 3/1/22 @ 100(a)	1,160,900
3,040,000	Deutsche Bank AG London, 1.40%, 2/13/17	3,039,024
650,000	Goldman Sachs Group, Inc., 2.88%, 2/25/21, Callable 1/25/21 @ 100^	653,006
3,000,000	Goldman Sachs Group, Inc., 5.95%, 1/15/27	3,419,019
1,135,000	Goldman Sachs Group, Inc. (The), 2.38%, 1/22/18	1,141,748
562,000	Goldman Sachs Group, Inc. (The), 2.90%, 7/19/18	569,761
610,000	Goldman Sachs Group, Inc. (The), 2.60%, 4/23/20, Callable 3/23/20 @ 100	610,639
335,000	Goldman Sachs Group, Inc. (The), 3.75%, 5/22/25, Callable 2/22/25 @ 100	335,871
3,915,000	Goldman Sachs Group, Inc. (The), 3.75%, 2/25/26, Callable 11/25/25 @ 100	3,926,502
360,000	Goldman Sachs Group, Inc. (The), 4.80%, 7/8/44, Callable 1/8/44 @ 100	377,938
150,000	Goldman Sachs Group, Inc. (The), 4.75%, 10/21/45, Callable 4/21/45 @ 100	158,346

Continued

7

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Corporate Bonds, continued
Capital Markets, continued
$706,000	Morgan Stanley, 1.88%, 1/5/18	$707,052
414,000	Morgan Stanley, 2.13%, 4/25/18	415,649
1,460,000	Morgan Stanley, 2.80%, 6/16/20^	1,471,949
7,605,000	Morgan Stanley, 2.50%, 4/21/21	7,522,319
2,185,000	Morgan Stanley, 2.63%, 11/17/21	2,158,697
1,300,000	Morgan Stanley, 4.88%, 11/1/22	1,393,261
1,005,000	Morgan Stanley, 3.75%, 2/25/23	1,032,280
169,000	Morgan Stanley, 3.95%, 4/23/27	167,295
1,170,000	Northern Trust Corp., 4.60%, 12/29/49, Callable 10/1/26 @ 100(a)	1,112,963
1,355,000	State Street Corp., 2.55%, 8/18/20	1,368,669
1,449,000	State Street Corp., Series F, 5.25%, 12/31/49, Callable 9/15/20 @ 100(a)	1,481,603
232,184	SteelRiver Transmission Co. LLC, 4.71%, 6/30/17(c)	233,736
1,000,000	UBS Group AG, 4.13%, 4/15/26^(c)	1,022,724

		40,718,200

Chemicals (0.2%):
178,000	CF Industries Holdings, Inc., 3.45%, 6/1/23^	160,022
1,445,000	CF Industries Holdings, Inc., 4.50%, 12/1/26(c)	1,420,280
230,000	CF Industries Holdings, Inc., 5.38%, 3/15/44	189,821
49,000	Dow Chemical Co. (The), 4.38%, 11/15/42, Callable 5/15/42 @ 100	47,565
410,000	Eastman Chemical Co., 2.70%, 1/15/20, Callable 12/15/19 @ 100	412,399
220,000	Eastman Chemical Co., 4.65%, 10/15/44, Callable 4/15/44 @ 100	218,184
1,000,000	Ecolab, Inc., 2.70%, 11/1/26, Callable 8/1/26 @ 100^	952,119
410,000	LyondellBasell Idustries NV, 4.88%, 3/15/44, Callable 9/15/43 @ 100	424,591
199,000	Monsanto Co., 3.38%, 7/15/24, Callable 4/15/24 @ 100^	198,136
90,000	Monsanto Co., 4.40%, 7/15/44, Callable 1/15/44 @ 100	86,985
250,000	Monsanto Co., 3.95%, 4/15/45, Callable 10/15/44 @ 100	219,360

		4,329,462

Commercial Services & Supplies (0.0%):
535,000	Republic Services, Inc., 3.20%, 3/15/25, Callable 12/15/24 @ 100	530,646
45,000	Republic Services, Inc., 2.90%, 7/1/26, Callable 4/1/26 @ 100	43,139

		573,785

Communications Equipment (0.2%):
927,000	Cisco Systems, Inc., 2.20%, 2/28/21	925,002
1,099,000	Cisco Systems, Inc., 1.85%, 9/20/21, Callable 8/20/21 @ 100	1,072,586
435,000	Cisco Systems, Inc., 2.20%, 9/20/23, Callable 7/20/23 @ 100	418,450
550,000	Cisco Systems, Inc., 2.50%, 9/20/26, Callable 6/20/26 @ 100	523,111
135,000	Harris Corp., 2.70%, 4/27/20, Callable 3/27/20 @ 100^	134,852

Principal Amount		Fair Value

Corporate Bonds, continued
Communications Equipment, continued
$1,000,000	Harris Corp., 3.83%, 4/27/25, Callable 1/27/25 @ 100	$1,015,868
340,000	Harris Corp., 4.85%, 4/27/35, Callable 10/27/34 @ 100	357,218
273,000	Harris Corp., 5.05%, 4/27/45, Callable 10/27/44 @ 100^	288,238
50,000	Juniper Networks, Inc., 4.35%, 6/15/25, Callable 3/15/25 @ 100^	50,419
224,000	Motorola Solutions, Inc., 4.00%, 9/1/24^	224,261

		5,010,005

Consumer Finance (0.9%):
425,000	American Honda Finance, 2.25%, 8/15/19	429,138
290,000	Capital One Bank USA NA, 1.30%, 6/5/17, Callable 5/5/17 @ 100	289,794
2,200,000	Capital One Financial Corp., 3.20%, 2/5/25, Callable 1/5/25 @ 100^	2,132,316
365,000	Capital One Financial Corp., 4.20%, 10/29/25, Callable 9/29/25 @ 100	366,214
3,555,000	Capital One Financial Corp., 3.75%, 7/28/26, Callable 6/28/26 @ 100^	3,446,198
1,185,000	Capital One NA, Series BKNT, 1.65%, 2/5/18, Callable 1/5/18 @ 100	1,182,699
545,000	Capital One NA, 2.95%, 7/23/21, Callable 6/23/21 @ 100	547,020
455,000	Discover Bank, 2.60%, 11/13/18, Callable 10/12/18 @ 100	458,946
330,000	Discover Bank, Series BKNT, 3.10%, 6/4/20, Callable 5/4/20 @ 100	333,955
2,155,000	Discover Bank, 3.45%, 7/27/26, Callable 4/27/26 @ 100^	2,080,892
1,045,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	1,044,210
950,000	Ford Motor Credit Co. LLC, 2.94%, 1/8/19	960,841
1,500,000	Ford Motor Credit Co. LLC, 5.75%, 2/1/21	1,644,872
220,000	Hyundai Capital America, 2.40%, 10/30/18(c)	220,918
95,000	Hyundai Capital America, 2.50%, 3/18/19(c)	95,254
588,000	Hyundai Capital America, 3.00%, 10/30/20(c)	588,050
910,000	John Deere Capital Corp., 2.80%, 3/6/23	910,025
371,000	Nissan Motor Acceptance, 2.00%, 3/8/19(c)	370,182
125,000	Synchrony Financial, 2.70%, 2/3/20, Callable 1/3/20 @ 100	124,629
85,000	Synchrony Financial, 4.50%, 7/23/25, Callable 4/24/25 @ 100	87,309
500,000	Synchrony Financial, 3.70%, 8/4/26, Callable 5/4/26 @ 100	480,636
140,000	Toyota Motor Credit Corp., 1.40%, 5/20/19^	138,412
277,000	Toyota Motor Credit Corp., 2.13%, 7/18/19	278,202

		18,210,712

Containers & Packaging (0.1%):
370,000	WestRock MWV LLC, 8.20%, 1/15/30	483,026
685,000	WestRock RKT Co., 4.90%, 3/1/22	743,594

		1,226,620

Diversified Consumer Services (0.1%):
145,000	California Institute of Technology, 4.32%, 8/1/45	152,427

Continued

8

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Corporate Bonds, continued
Diversified Consumer Services, continued
$360,000	Massachusetts Institute of Technology, 4.68%, 7/1/14	$362,390
114,000	Pres & Fellows of Harvar, 3.15%, 7/15/46, Callable 1/15/46 @ 100^	101,996
575,000	Pres & Fellows of Harvar, 3.30%, 7/15/56, Callable 1/15/56 @ 100	505,676

		1,122,489

Diversified Financial Services (0.1%):
135,000	Berkshire Hathaway, Inc., 2.75%, 3/15/23, Callable 1/15/23 @ 100	134,493
95,000	Berkshire Hathaway, Inc., 3.13%, 3/15/26, Callable 12/15/25 @ 100	94,383
1,090,000	Daimler Finance NA LLC, 1.88%, 1/11/18(c)	1,091,488
1,321,000	Daimler Finance NA LLC, 1.50%, 7/5/19(c)	1,299,699

		2,620,063

Diversified Telecommunication Services (1.3%):
316,000	AT&T, Inc., 2.38%, 11/27/18	318,761
317,000	AT&T, Inc., 2.30%, 3/11/19^	318,215
720,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	714,983
1,000,000	AT&T, Inc., 2.80%, 2/17/21, Callable 1/17/21 @ 100	992,057
665,000	AT&T, Inc., 3.00%, 6/30/22, Callable 4/30/22 @ 100	652,771
4,000,000	AT&T, Inc., 4.21%, 11/27/22(c)(d)	3,194,339
150,000	AT&T, Inc., 4.45%, 4/1/24, Callable 1/1/24 @ 100	156,365
185,000	AT&T, Inc., 3.95%, 1/15/25, Callable 10/15/24 @ 100	185,320
2,000,000	AT&T, Inc., 4.13%, 2/17/26, Callable 11/17/25 @ 100^	2,025,132
170,000	AT&T, Inc., 4.50%, 5/15/35, Callable 11/15/34 @ 100	164,248
122,000	AT&T, Inc., 5.35%, 9/1/40	125,294
1,010,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	956,893
250,000	Verizon Communications, Inc., 2.63%, 2/21/20^	252,399
1,320,000	Verizon Communications, Inc., 4.50%, 9/15/20^	1,412,549
447,000	Verizon Communications, Inc., 3.45%, 3/15/21^	461,484
1,500,000	Verizon Communications, Inc., 1.75%, 8/15/21, Callable 7/15/21 @ 100^	1,438,952
1,325,000	Verizon Communications, Inc., 3.00%, 11/1/21, Callable 9/1/21 @ 100	1,334,661
192,000	Verizon Communications, Inc., 2.45%, 11/1/22, Callable 8/1/22 @ 100	185,454
1,195,000	Verizon Communications, Inc., 5.15%, 9/15/23	1,321,363
3,000,000	Verizon Communications, Inc., 2.63%, 8/15/26, Callable 5/15/26 @ 2.63%^	2,761,656
1,302,000	Verizon Communications, Inc., 4.40%, 11/1/34, Callable 5/1/34 @ 100	1,285,056
2,250,000	Verizon Communications, Inc., 4.13%, 8/15/46	2,036,300
2,342,000	Verizon Communications, Inc., 4.86%, 8/21/46	2,373,135
525,000	Verizon Communications, Inc., 5.01%, 8/21/54	522,250

		25,189,637

Principal Amount		Fair Value

Corporate Bonds, continued
Electric Utilities (1.8%):
$500,000	Baltimore Gas & Electric, 2.80%, 8/15/22, Callable 5/15/22 @ 100	$502,193
500,000	Baltimore Gas & Electric, 2.40%, 8/15/26, Callable 5/15/26 @ 100^	466,841
220,000	Carolina Power & Light Co., 5.70%, 4/1/35	262,579
430,000	Carolina Power & Light Co., 4.10%, 3/15/43, Callable 9/15/42 @ 100	429,948
2,295,000	Duke Energy Carolinas, 2.95%, 12/1/26, Callable 9/1/26 @ 100	2,257,679
1,000,000	Duke Energy Carolinas, 4.25%, 12/15/41, Callable 6/15/41 @ 100^	1,022,992
555,000	Duke Energy Carolinas LLC, 3.75%, 6/1/45, Callable 12/1/44 @ 100	528,319
1,500,000	Duke Energy Corp., 1.80%, 9/1/21, Callable 8/1/21 @ 100	1,444,955
2,850,000	Duke Energy Corp., 3.05%, 8/15/22, Callable 5/15/22 @ 100	2,864,507
1,500,000	Duke Energy Corp., 2.65%, 9/1/26, Callable 6/1/26 @ 100^	1,399,992
1,000,000	Duke Energy Corp., 3.75%, 9/1/46, Callable 3/1/46 @ 100	900,207
45,000	Emera U.S. Finance LP, 2.15%, 6/15/19(c)	44,926
15,000	Emera U.S. Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100^(c)	14,745
560,000	Emera U.S. Finance LP, 4.75%, 6/15/46, Callable 12/15/45 @ 100(c)	564,729
1,500,000	Entergy Corp., 5.13%, 9/15/20, Callable 6/15/20 @ 100	1,616,931
4,105,000	Entergy Corp., 2.95%, 9/1/26, Callable 6/1/26 @ 100^	3,839,990
135,000	Exelon Corp., 2.85%, 6/15/20, Callable 5/15/20 @ 100	136,441
15,000	Exelon Corp., 2.45%, 4/15/21, Callable 3/15/21 @ 100	14,820
35,000	Exelon Corp., 3.40%, 4/15/26, Callable 1/15/26 @ 100	34,341
92,000	Exelon Corp., 4.95%, 6/15/35, Callable 12/15/34 @ 100^	97,604
163,000	Exelon Corp., 5.63%, 6/15/35	180,362
65,000	Florida Power & Light Co., 5.95%, 2/1/38	83,310
845,000	Florida Power Corp., 6.40%, 6/15/38	1,114,149
40,000	MidAmerican Energy Holdings Co., 5.95%, 5/15/37	49,001
450,000	MidAmerican Energy Holdings Co., 6.50%, 9/15/37	585,756
1,000,000	Northern States PWR-MINN, 3.40%, 8/15/42, Callable 2/15/42 @ 100	917,574
1,000,000	Northern States PWR-MINN, 3.60%, 5/15/46, Callable 11/15/45 @ 100	946,649
619,000	PacifiCorp, 5.65%, 7/15/18	656,272
395,000	PacifiCorp, 5.75%, 4/1/37	483,902
630,000	PacifiCorp, 4.10%, 2/1/42, Callable 8/1/41 @ 100^	632,674
1,000,000	PPL Capital Funding, Inc., 3.40%, 6/1/23, Callable 3/1/23 @ 100	1,006,814

Continued

9

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Corporate Bonds, continued
Electric Utilities, continued
$350,000	PPL Capital Funding, Inc., 5.00%, 3/15/44, Callable 9/15/43 @ 100^	$370,129
350,000	Progress Energy Carolinas, Inc., 5.30%, 1/15/19	374,114
600,000	Southwestern Public Service Co., 3.30%, 6/15/24, Callable 12/15/23 @ 100	607,484
5,510,000	Virginia Electric & Power Co., 3.45%, 9/1/22, Callable 6/1/22 @ 100	5,714,527
1,075,000	Virginia Electric & Power Co., Series A, 3.15%, 1/15/26, Callable 10/15/25 @ 100	1,067,275
215,000	Virginia Electric & Power Co., Series B, 2.95%, 11/15/26, Callable 8/15/26 @ 100	208,998
185,000	Virginia Electric & Power Co., Series A, 6.00%, 5/15/37	228,908
25,000	Virginia Electric & Power Co., 6.35%, 11/30/37	32,199
200,000	Virginia Electric & Power Co., 4.00%, 1/15/43, Callable 7/15/42 @ 100	197,578
1,500,000	Virginia Electric & Power Co., Series D, 4.65%, 8/15/43, Callable 2/15/43 @ 100^	1,628,367
375,000	Virginia Electric & Power Co., Series B, 4.20%, 5/15/45, Callable 11/15/44 @ 100^	381,592
255,000	Virginia Electric & Power Co., Series C, 4.00%, 11/15/46, Callable 5/15/46 @ 100^	254,228

		36,166,601

Electrical Equipment (0.2%):
840,000	Eaton Corp., 1.50%, 11/2/17	840,699
1,000,000	Eaton Corp., 2.75%, 11/2/22	990,434
255,000	Eaton Corp., 4.00%, 11/2/32	251,388
1,560,000	Eaton Corp., 4.15%, 11/2/42	1,524,860

		3,607,381

Electronic Equipment, Instruments & Components (0.0%):
40,000	Avnet, Inc., 4.63%, 4/15/26, Callable 1/15/26 @ 100	38,973

Energy Equipment & Services (0.1%):
1,085,000	Halliburton Co., 3.80%, 11/15/25, Callable 8/15/25 @ 100	1,102,248
263,000	Halliburton Co., 5.00%, 11/15/45, Callable 5/15/45 @ 100	283,631

		1,385,879

Equity Real Estate Investment Trusts (0.3%):
424,000	American Tower Corp., 3.30%, 2/15/21, Callable 1/15/21 @ 100	428,829
141,000	American Tower Corp., 4.00%, 6/1/25, Callable 3/1/25 @ 100	141,360
424,000	American Tower Corp., 4.40%, 2/15/26, Callable 11/15/25 @ 100	433,266
1,000,000	American Tower Corp., 3.13%, 1/15/27, Callable 10/15/26 @ 100	922,661
150,000	Boston Properties, LP, 2.75%, 10/1/26, Callable 7/1/26 @ 100	137,149
357,000	CC Holdings GS V LLC, 3.85%, 4/15/23	362,794
25,000	Crown Castle International Corp., 3.40%, 2/15/21, Callable 1/15/21 @ 100	25,369
175,000	Crown Castle International Corp., 2.25%, 9/1/21, Callable 8/1/21 @ 100^	169,303

Principal Amount		Fair Value

Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$2,000,000	Crown Castle International Corp., 5.25%, 1/15/23	$2,152,500
535,000	Crown Castle International Corp., 3.70%, 6/15/26, Callable 3/15/26 @ 100	525,119
535,000	Crown Castle Towers LLC, 6.11%, 1/15/20, Callable 7/15/19 @ 100(c)	579,652

		5,878,002

Food & Staples Retailing (0.4%):
2,000,000	CVS Health Corp., 2.80%, 7/20/20, Callable 6/20/20 @ 100	2,029,210
130,000	CVS Health Corp., 5.30%, 12/5/43, Callable 6/5/43 @ 100	147,301
985,000	CVS Health Corp., 5.13%, 7/20/45, Callable 1/20/45 @ 100	1,097,730
1,000,000	Supermarkets & Pharmacies, 2.88%, 6/1/26, Callable 3/1/26 @ 100^	953,167
2,190,000	Walgreens Boots Alliance, Inc., 3.45%, 6/1/26, Callable 3/1/26 @ 100^	2,149,707
220,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/44, Callable 5/18/44 @ 100	226,118
840,000	Walgreens Boots Alliance, Inc., 4.65%, 6/1/46, Callable 12/1/45 @ 100	852,408
199,000	Wal-Mart Stores, Inc., 6.50%, 8/15/37	269,686
305,000	Wal-Mart Stores, Inc., 4.00%, 4/11/43, Callable 10/11/42 @ 100	306,395
251,000	Wal-Mart Stores, Inc., 4.30%, 4/22/44, Callable 10/22/43 @ 100^	264,874

		8,296,596

Food Products (0.1%):
1,405,000	Kraft Heinz Foods Co., 3.00%, 6/1/26, Callable 3/1/26 @ 100	1,319,066
280,000	Kraft Heinz Foods Co., 4.38%, 6/1/46, Callable 12/1/45 @ 100	263,474

		1,582,540

Health Care Equipment & Supplies (0.3%):
132,000	Becton, Dickinson & Co., 1.80%, 12/15/17	132,300
109,000	Becton, Dickinson & Co., 2.68%, 12/15/19	110,593
84,000	Becton, Dickinson & Co., 3.73%, 12/15/24, Callable 9/15/24 @ 100	85,900
200,000	Becton, Dickinson & Co., 4.69%, 12/15/44, Callable 6/15/44 @ 100	207,189
205,000	Boston Scientific Corp., 3.85%, 5/15/25	205,403
1,255,000	Medtronic, Inc., 3.63%, 3/15/24, Callable 12/15/23 @ 100	1,306,019
1,132,000	Medtronic, Inc., 3.50%, 3/15/25^	1,165,636
1,300,000	Medtronic, Inc., 4.38%, 3/15/35	1,375,307
35,000	St Jude Medical, Inc., 3.88%, 9/15/25, Callable 6/15/25 @ 100	35,261
166,000	St Jude Medical, Inc., 4.75%, 4/15/43, Callable 10/15/42 @ 100	162,481
200,000	Stryker Corp., 2.63%, 3/15/21, Callable 2/15/21 @ 100	200,772
50,000	Stryker Corp., 3.50%, 3/15/26, Callable 12/15/25 @ 100	50,472

Continued

10

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Corporate Bonds, continued
Health Care Equipment & Supplies, continued
$285,000	Stryker Corp., 4.63%, 3/15/46, Callable 9/15/45 @ 100	$290,608

		5,327,941

Health Care Providers & Services (0.4%):
135,000	Aetna, Inc., 1.90%, 6/7/19	134,690
185,000	Aetna, Inc., 2.75%, 11/15/22, Callable 8/15/22 @ 100	181,743
2,000,000	Aetna, Inc., 2.80%, 6/15/23, Callable 4/15/23 @ 100^	1,970,018
105,000	Aetna, Inc., 3.50%, 11/15/24, Callable 8/15/24 @ 100	106,528
900,000	Aetna, Inc., 3.20%, 6/15/26, Callable 3/15/26 @ 100	890,342
380,000	Aetna, Inc., 4.13%, 11/15/42, Callable 5/15/42 @ 100	362,527
400,000	Aetna, Inc., 4.38%, 6/15/46, Callable 12/15/45 @ 100	401,659
410,000	CIGNA Corp., 3.25%, 4/15/25, Callable 1/15/25 @ 100	399,318
725,000	UnitedHealth Group, Inc., 1.40%, 10/15/17	726,056
160,000	UnitedHealth Group, Inc., 2.70%, 7/15/20	162,407
545,000	UnitedHealth Group, Inc., 3.35%, 7/15/22	561,517
1,000,000	UnitedHealth Group, Inc., 3.10%, 3/15/26	986,301
245,000	UnitedHealth Group, Inc., 4.63%, 7/15/35	267,060
80,000	UnitedHealth Group, Inc., 4.25%, 3/15/43, Callable 9/15/42 @ 100	81,641
350,000	UnitedHealth Group, Inc., 4.75%, 7/15/45	385,566

		7,617,373

Hotels, Restaurants & Leisure (0.0%):
10,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100^	10,111
55,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100	55,995
50,000	McDonald’s Corp., 4.70%, 12/9/35, Callable 6/9/35 @ 100	52,896
120,000	McDonald’s Corp., 4.60%, 5/26/45, Callable 11/26/44 @ 100	123,908
60,000	McDonald’s Corp., 4.88%, 12/9/45, Callable 6/9/45 @ 100, MTN	64,264

		307,174

Household Durables (0.1%):
856,000	Newell Rubbermaid, Inc., 3.85%, 4/1/23, Callable 2/1/23 @ 100	887,935
430,000	Newell Rubbermaid, Inc., 4.20%, 4/1/26, Callable 1/1/26 @ 100^	448,825

		1,336,760

Industrial Conglomerates (0.1%):
106,000	General Electric Capital Corp., 4.38%, 9/16/20	113,934
1,720,000	General Electric Co., 2.70%, 10/9/22	1,719,681
500,000	General Electric Co., 4.50%, 3/11/44	536,738
309,000	Georgia-Pacific LLC, 3.60%, 3/1/25, Callable 12/1/24 @ 100^(c)	312,528

Principal Amount		Fair Value

Corporate Bonds, continued
Industrial Conglomerates, continued
$174,000	Georgia-Pacific LLC, 7.75%, 11/15/29	$234,184

		2,917,065

Insurance (0.3%):
325,000	ACE INA Holdings, Inc., 3.35%, 5/15/24	331,108
410,000	ACE INA Holdings, Inc., 4.15%, 3/13/43	413,920
850,000	American International Group, Inc., 4.50%, 7/16/44, Callable 1/16/44 @ 100	838,164
70,000	American International Group, Inc., 4.80%, 7/10/45, Callable 1/10/45 @ 100	72,654
236,000	American International Group, Inc., 4.38%, 1/15/55, Callable 7/15/54 @ 100^	216,217
305,000	Arch Capital Finance LLC, 4.01%, 12/15/26, Callable 9/15/26 @ 100	309,389
500,000	Hartford Financial Services Group, 5.13%, 4/15/22^	554,593
401,000	Hartford Financial Services Group, Inc. (The), 4.30%, 4/15/43	371,452
800,000	Hartford FINL SVCS GRP, 6.10%, 10/1/41	938,791
20,000	Marsh & McLennan Cos., Inc., 3.50%, 3/10/25, Callable 12/10/24 @ 100	20,136
1,060,000	Marsh & McLennan Cos., Inc., 3.75%, 3/14/26, Callable 12/14/25 @ 100	1,079,877
130,000	MetLife, Inc., 4.05%, 3/1/45	124,663
95,000	Principal Financial Group, Inc., 3.13%, 5/15/23	94,481
196,000	Principal Financial Group, Inc., 3.10%, 11/15/26, Callable 8/15/26 @ 100	189,444
25,000	Principal Financial Group, Inc., 4.63%, 9/15/42	25,893
120,000	Teachers Insurance & Annuity Association, 6.85%, 12/16/39(c)	155,727
50,000	Teachers Insurance & Annuity Association, 4.90%, 9/15/44(c)	54,088
214,000	Travelers Cos., Inc. (The), 4.30%, 8/25/45, Callable 2/25/45 @ 100	221,673
50,000	Travelers Cos., Inc. (The), 3.75%, 5/15/46, Callable 11/15/45 @ 100	47,180

		6,059,450

Internet & Direct Marketing Retail (0.1%):
390,000	Amazon.com, Inc., 3.80%, 12/5/24, Callable 9/5/24 @ 100	409,823
861,000	Amazon.com, Inc., 4.80%, 12/5/34, Callable 6/5/34 @ 100	947,669
488,000	Amazon.com, Inc., 4.95%, 12/5/44, Callable 6/5/44 @ 100	556,586

		1,914,078

IT Services (0.2%):
173,000	Fidelity National Information Services, Inc., 5.00%, 10/15/25, Callable 7/15/25 @ 100^	188,420
250,000	Fidelity National Information Services, Inc., 4.50%, 8/15/46, Callable 2/15/46 @ 100	238,013
420,000	IBM Corp., 2.88%, 11/9/22	422,711
100,000	IBM Corp., 4.70%, 2/19/46^	109,035
450,000	MasterCard, Inc., 3.38%, 4/1/24	462,867
500,000	Visa, Inc., 3.15%, 12/14/25, Callable 9/14/25 @ 100	502,193

Continued

11

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Corporate Bonds, continued
IT Services, continued
$1,637,000	Visa, Inc., 4.15%, 12/14/35, Callable 6/14/35 @ 100	$1,713,911
784,000	Visa, Inc., 4.30%, 12/14/45, Callable 6/14/45 @ 100	827,523

		4,464,673

Life Sciences Tools & Services (0.0%):
111,000	Agilent Technologies, Inc., 6.50%, 11/1/17	115,156
313,000	Thermo Fisher Scientific, Inc., 3.60%, 8/15/21, Callable 5/15/21 @ 100	323,490
550,000	Thermo Fisher Scientific, Inc., 2.95%, 9/19/26, Callable 6/19/26 @ 100	519,337

		957,983

Machinery (0.0%):
605,000	Deere & Co., 2.60%, 6/8/22, Callable 3/8/22 @ 100	602,062

Media (1.2%):
778,000	Comcast Corp., 3.15%, 3/1/26, Callable 12/1/25 @ 100	767,632
8,625,000	Comcast Corp., 2.35%, 1/15/27, Callable 10/15/26 @ 100^	7,950,783
3,750,000	Comcast Corp., 3.40%, 7/15/46, Callable 1/15/46 @ 100	3,274,919
224,000	Cox Communications, Inc., 8.38%, 3/1/39(c)	279,348
575,000	Cox Communications, Inc., 4.70%, 12/15/42(c)	499,989
8,000	Discovery Communications, Inc., 5.05%, 6/1/20	8,587
100,000	Discovery Communications, Inc., 3.45%, 3/15/25, Callable 12/15/24 @ 100	95,455
850,000	Discovery Communications, Inc., 4.90%, 3/11/26, Callable 12/11/25 @ 100^	895,065
1,227,000	Discovery Communications, Inc., 4.88%, 4/1/43	1,133,863
850,000	NBCUniversal Enterprise, Inc., 5.25%, 12/31/99, Callable 3/19/21 @ 100(c)	892,500
820,000	NBCUniversal Media LLC, 5.15%, 4/30/20	896,690
580,000	NBCUniversal Media LLC, 4.45%, 1/15/43	592,683
569,000	Time Warner, Inc., 3.60%, 7/15/25, Callable 4/15/25 @ 100	565,814
2,607,000	Time Warner, Inc., 3.88%, 1/15/26, Callable 10/15/25 @ 100^	2,609,808
285,000	Twenty-First Century Fox, Inc., 3.70%, 10/15/25, Callable 7/15/25 @ 100^	288,464
206,000	Twenty-First Century Fox, Inc., 6.40%, 12/15/35	246,097
820,000	Viacom, Inc., 3.45%, 10/4/26, Callable 7/4/26 @ 100	757,843
330,000	Viacom, Inc., 4.85%, 12/15/34, Callable 6/15/34 @ 100	294,186
180,000	Viacom, Inc., 4.38%, 3/15/43	143,380
500,000	Viacom, Inc., 5.85%, 9/1/43, Callable 3/1/43 @ 100	490,001
725,000	Walt Disney Co. (The), Series G, 3.15%, 9/17/25	735,328
1,370,000	Walt Disney Co. (The), 1.85%, 7/30/26^	1,233,403

		24,651,838

Multiline Retail (0.0%):
423,000	Dollar General Corp., 4.15%, 11/1/25, Callable 8/1/25 @ 100	435,229

Principal Amount		Fair Value

Corporate Bonds, continued
Multi-Utilities (0.2%):
$85,000	CMS Energy Corp., 3.00%, 5/15/26, Callable 2/15/26 @ 100	$81,808
775,000	CMS Energy Corp., 4.70%, 3/31/43, Callable 9/30/42 @ 100	810,266
440,000	CMS Energy Corp., 4.88%, 3/1/44, Callable 9/1/43 @ 100	471,697
560,000	DTE Electric Co., 3.70%, 3/15/45, Callable 9/15/44 @ 100	535,420
190,000	DTE Electric Co., 3.70%, 6/1/46, Callable 12/1/45 @ 100	182,778
590,000	DTE Energy Co., Series B, 3.30%, 6/15/22, Callable 4/15/22 @ 100	600,173
300,000	NiSource Finance Corp., 5.25%, 2/15/43, Callable 8/15/42 @ 100^	331,928
865,000	Public Service Electric & Gas Co., 2.38%, 5/15/23, Callable 2/15/23 @ 100	845,478

		3,859,548

Oil, Gas & Consumable Fuels (0.7%):
135,000	Apache Corp., 6.00%, 1/15/37	155,271
689,000	Apache Corp., 5.10%, 9/1/40, Callable 3/1/40 @ 100	720,819
395,000	Devon Energy Corp., 3.25%, 5/15/22, Callable 2/15/22 @ 100^	392,494
811,000	Dominion Gas Holdings LLC, 4.60%, 12/15/44, Callable 6/15/44 @ 100	806,920
250,000	El Paso Pipeline Partners Operating Co. LLC, 5.00%, 10/1/21, Callable 7/1/21 @ 100^	266,187
68,000	Enbridge Energy Partners LP, 5.88%, 10/15/25, Callable 7/15/25 @ 100^	75,815
191,000	Enbridge Energy Partners LP, 7.38%, 10/15/45, Callable 4/15/45 @ 100^	236,906
1,200,000	Energy Transfer Partners, 4.75%, 1/15/26, Callable 10/15/25 @ 100^	1,240,610
1,350,000	Energy Transfer Partners, 6.13%, 12/15/45, Callable 6/15/45 @ 100	1,436,317
265,000	Energy Transfer Partners LP, 4.05%, 3/15/25, Callable 12/15/24 @ 100	262,326
1,710,000	Energy Transfer Partners LP, 5.15%, 3/15/45, Callable 9/15/44 @ 100	1,640,026
479,000	Enterprise Products Operating LLC, 5.10%, 2/15/45, Callable 8/15/44 @ 100	505,177
135,000	Enterprise Products Operating LP, 4.90%, 5/15/46, Callable 11/15/45 @ 100^	138,578
450,000	EOG Resources, Inc., 2.63%, 3/15/23, Callable 12/15/22 @ 100	436,236
110,000	EOG Resources, Inc., 3.90%, 4/1/35, Callable 10/1/34 @ 100	104,173
235,000	Kinder Morgan Energy Partners LP, 5.40%, 9/1/44, Callable 3/1/44 @ 100	234,234
540,000	Kinder Morgan, Inc./Delawa, 4.30%, 6/1/25, Callable 3/1/25 @ 100^	555,966
1,210,000	Kinder Morgan, Inc./Delawa, 5.55%, 6/1/45, Callable 12/1/44 @ 100	1,272,645
800,000	Kinder Morgan, Inc./Delawa, 5.05%, 2/15/46, Callable 8/15/45 @ 100	791,924

Continued

12

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$668,000	Marathon Petroleum Corp., 4.75%, 9/15/44, Callable 3/15/44 @ 100^	$592,187
450,000	Marathon Petroleum Corp., 5.85%, 12/15/45, Callable 6/15/45 @ 100	447,298
74,000	Pioneer Natural Resource Co., 4.45%, 1/15/26, Callable 10/15/25 @ 100	78,408
600,000	Plains All American Pipeline LP, 3.85%, 10/15/23, Callable 7/15/23 @ 100	593,201
365,000	Plains All American Pipeline LP, 4.65%, 10/15/25, Callable 7/15/25 @ 100^	377,094
378,000	Sunoco Logistics Partner LP, 5.35%, 5/15/45, Callable 11/15/44 @ 100	365,019

		13,725,831

Pharmaceuticals (0.3%):
500,000	Johnson & Johnson, 2.45%, 3/1/26, Callable 12/1/25 @ 100	478,216
250,000	Merck & Co., Inc., 2.75%, 2/10/25, Callable 11/10/24 @ 100	245,466
250,000	Merck & Co., Inc., 3.70%, 2/10/45, Callable 8/10/44 @ 100	238,386
265,000	Mylan, Inc., 5.40%, 11/29/43, Callable 5/29/43 @ 100	248,160
610,000	Pfizer, Inc., 3.40%, 5/15/24	630,515
400,000	Pfizer, Inc., 2.75%, 6/3/26	388,336
125,000	Pfizer, Inc., 4.30%, 6/15/43	129,398
600,000	Pfizer, Inc., 4.40%, 5/15/44^	633,754
1,195,000	Pfizer, Inc., 4.13%, 12/15/46^	1,215,627
995,000	Watson Pharmaceuticals, Inc., 1.88%, 10/1/17	996,901

		5,204,759

Real Estate Management & Development (0.0%):
470,000	Northwest Florida Timber Finance LLC, 4.75%, 3/4/29(c)	411,250

Road & Rail (0.1%):
1,000,000	Burlington North Santa Fe LLC, 3.05%, 9/1/22, Callable 6/1/22 @ 100	1,021,215
130,000	Burlington North Santa Fe LLC, 4.15%, 4/1/45, Callable 10/1/44 @ 100^	131,834
432,000	Norfolk Southern Corp., 2.90%, 6/15/26, Callable 3/15/26 @ 100	415,713
500,000	Penske Truck Leasing/PTL, 3.40%, 11/15/26, Callable 8/15/26 @ 100(c)	478,387
484,000	Union Pacific Corp., 3.88%, 2/1/55, Callable 8/1/54 @ 100	444,574
470,257	Union Pacific Railroad Co., Series 14-1, 3.23%, 5/14/26	463,871

		2,955,594

Semiconductors & Semiconductor Equipment (0.3%):
515,000	Analog Devices, Inc., 3.50%, 12/5/26, Callable 9/5/26 @ 100	510,234
19,000	KLA-Tencor Corp., 4.65%, 11/1/24, Callable 8/1/24 @ 100	20,114
50,000	Lam Research Corp., 2.80%, 6/15/21, Callable 5/15/21 @ 100^	49,731

Principal Amount		Fair Value

Corporate Bonds, continued
Semiconductors & Semiconductor Equipment, continued
$236,000	Lam Research Corp., 3.80%, 3/15/25, Callable 12/15/24 @ 100	$236,257
1,865,000	NVIDIA Corp., 2.20%, 9/16/21, Callable 8/16/21 @ 100	1,820,432
2,290,000	NVIDIA Corp., 3.20%, 9/16/26, Callable 6/16/26 @ 100	2,201,738
228,000	QUALCOMM, Inc., 3.45%, 5/20/25, Callable 2/20/25 @ 100^	231,995
478,000	QUALCOMM, Inc., 4.80%, 5/20/45, Callable 11/20/44 @ 100^	510,805

		5,581,306

Software (0.5%):
750,000	Microsoft Corp., 1.55%, 8/8/21, Callable 7/8/21 @ 100	727,434
705,000	Microsoft Corp., 2.65%, 11/3/22, Callable 9/3/22 @ 100^	709,101
320,000	Microsoft Corp., 2.00%, 8/8/23, Callable 6/8/23 @ 100	305,857
1,360,000	Microsoft Corp., 2.40%, 8/8/26, Callable 5/8/26 @ 100	1,284,788
925,000	Microsoft Corp., 3.45%, 8/8/36, Callable 2/8/36 @ 100	879,085
2,790,000	Microsoft Corp., 3.70%, 8/8/46, Callable 2/8/46 @ 100	2,626,688
250,000	Microsoft Corp., 3.95%, 8/8/56, Callable 2/8/56 @ 100	236,121
401,000	Oracle Corp., 3.40%, 7/8/24, Callable 4/8/24 @ 100	408,581
425,000	Oracle Corp., 2.95%, 5/15/25, Callable 2/15/25 @ 100	416,619
170,000	Oracle Corp., 2.65%, 7/15/26, Callable 4/15/26 @ 100^	161,366
195,000	Oracle Corp., 4.50%, 7/8/44, Callable 1/8/44 @ 100	199,090
2,525,000	Oracle Corp., 4.00%, 7/15/46, Callable 1/15/46 @ 100	2,415,152
450,000	Oracle Corp., 4.38%, 5/15/55, Callable 11/15/54 @ 100	447,579

		10,817,461

Specialty Retail (0.0%):
15,000	Home Depot, Inc. (The), 4.40%, 3/15/45, Callable 9/15/44 @ 100	15,985
300,000	Home Depot, Inc. (The), 4.25%, 4/1/46, Callable 10/1/45 @ 100	314,958
145,000	Lowe’s Cos., Inc., 2.50%, 4/15/26, Callable 1/15/26 @ 100	137,701
38,000	Lowe’s Cos., Inc., 5.00%, 9/15/43, Callable 3/15/43 @ 100	42,275
134,000	Lowe’s Cos., Inc., 3.70%, 4/15/46, Callable 10/15/45 @ 100^	125,082

		636,001

Technology Hardware, Storage & Peripherals (0.4%):
500,000	Apple, Inc., 1.55%, 8/4/21, Callable 7/4/21 @ 100^	483,411

Continued

13

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Corporate Bonds, continued
Technology Hardware, Storage & Peripherals, continued
$410,000	Apple, Inc., 3.45%, 5/6/24^	$422,316
127,000	Apple, Inc., 3.25%, 2/23/26, Callable 11/23/25 @ 100	127,067
1,200,000	Apple, Inc., 2.45%, 8/4/26, Callable 5/4/26 @ 100^	1,126,256
340,000	Apple, Inc., 3.45%, 2/9/45	300,100
640,000	Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	691,103
1,685,000	Apple, Inc., 3.85%, 8/4/46, Callable 2/4/46 @ 100	1,614,469
785,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 5.45%, 6/15/23, Callable 4/15/23 @ 100(c)	832,680
220,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 6.02%, 6/15/26, Callable 3/15/26 @ 100(c)	238,325
345,000	Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46, Callable 1/15/46 @ 100^(c)	424,794
60,000	Diamond 1 Finance Corp/Diamond 2 Finance Corp., 8.10%, 7/15/36, Callable 1/15/36 @ 100(c)	71,375
520,000	HP Enterprise Co., 2.85%, 10/5/18(c)	525,029
590,000	HP Enterprise Co., 3.60%, 10/15/20, Callable 9/15/20 @ 100(c)	600,215
625,000	HP Enterprise Co., 4.90%, 10/15/25, Callable 7/15/25 @ 100^(c)	643,009

		8,100,149

Tobacco (0.2%):
300,000	Altria Group, Inc., 2.63%, 9/16/26, Callable 6/16/26 @ 100	284,095
267,000	Altria Group, Inc., 5.38%, 1/31/44	308,418
300,000	Altria Group, Inc., 3.88%, 9/16/46, Callable 3/16/46 @ 100	276,868
92,000	Reynolds American, Inc., 3.25%, 6/12/20	94,269
1,300,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	1,372,554
1,025,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	1,213,729

		3,549,933

Trading Companies & Distributors (0.1%):
290,000	Air Lease Corp., 2.13%, 1/15/20^	285,672
170,000	Air Lease Corp., 3.38%, 6/1/21, Callable 5/1/21 @ 100	172,355
1,315,000	Air Lease Corp., 3.00%, 9/15/23, Callable 7/15/23 @ 100	1,256,333
825,000	GATX Corp., 2.50%, 7/30/19	826,255

		2,540,615

Wireless Telecommunication Services (0.3%):
5,900,000	Sprint Spectrum, 3.36%, 3/20/23(c)	5,911,033

Total Corporate Bonds (Cost $382,770,786)		374,813,153

Yankee Dollars (4.2%):
Auto Components (0.0%):
615,000	Delphi Automotive plc, 4.40%, 10/1/46, Callable 4/1/46 @ 100^	565,056

Principal Amount		Fair Value

Yankee Dollars, continued
Banks (1.2%):
$1,045,000	Barclays Bank plc, 2.75%, 11/8/19	$1,042,241
210,000	Barclays Bank plc, 5.14%, 10/14/20	221,782
3,168,000	Barclays Bank plc, 4.38%, 1/12/26	3,208,620
1,250,000	BNP Paribas SA, 4.38%, 5/12/26(c)	1,232,000
1,375,000	BPCE SA, 5.70%, 10/22/23(c)	1,445,514
1,092,000	Federal Republic of Germany, 1.50%, 2/6/19	1,091,462
2,785,000	HSBC Holdings plc, 4.38%, 11/23/26^	2,805,676
1,115,000	ING Bank NV, 3.75%, 3/7/17(c)	1,119,715
630,000	ING Bank NV, 1.80%, 3/16/18(c)	629,196
1,114,000	ING Bank NV, 5.80%, 9/25/23^(c)	1,224,051
1,439,000	Lloyds Banking Group plc, 4.65%, 3/24/26^	1,457,552
805,000	Nederlandse Financierings-Maatschappij voor Ontwikkelingslanden NV, Series G, 1.50%, 2/12/18(c)	805,590
215,000	Nordea Bank AB, 1.88%, 9/17/18(c)	214,894
2,670,000	Royal Bank of Canada, 2.20%, 9/23/19	2,684,781
1,985,000	Santander UK Group Holdings plc, 2.88%, 10/16/20^	1,967,117
708,000	Santander UK Group Holdings plc, 2.88%, 8/5/21^	692,321
240,000	Santander UK plc, 7.95%, 10/26/29	279,696

		22,122,208

Biotechnology (0.1%):
455,000	Shire Acq INV Ireland DA, 1.90%, 9/23/19	449,232
495,000	Shire Acq INV Ireland DA, 2.40%, 9/23/21, Callable 8/23/21 @ 100	478,164
500,000	Shire Acq INV Ireland DA, 2.88%, 9/23/23, Callable 7/23/23 @ 100	475,224
1,165,000	Shire Acq INV Ireland DA, 3.20%, 9/23/26, Callable 6/23/26 @ 100	1,088,499

		2,491,119

Capital Markets (0.6%):
1,515,000	CDP Financial, Inc., 4.40%, 11/25/19(c)	1,616,222
770,000	Credit Suisse AG, NY, 1.70%, 4/27/18	768,303
2,000,000	Credit Suisse AG, NY, 3.00%, 10/29/21	2,019,110
360,000	Credit Suisse GP Funding, Ltd., 3.45%, 4/16/21	362,272
1,035,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20^	1,026,017
254,000	Credit Suisse Group Fund, Ltd., 3.80%, 6/9/23	253,720
250,000	Credit Suissen AG, NY, 3.63%, 9/9/24	251,670
290,000	Deutsche Bank AG London, 1.35%, 5/30/17	289,372
2,790,000	FMS Wertmanagement, 1.63%, 11/20/18	2,799,631
280,000	Nomura Holdings, Inc., 2.75%, 3/19/19	282,650
930,000	UBS Group Funding, 2.65%, 2/1/22(c)	903,862

		10,572,829

Chemicals (0.0%):
345,000	Agrium, Inc., 4.13%, 3/15/35, Callable 9/15/34 @ 100	316,328
200,000	Air Liquid Finance, 2.25%, 9/27/23, Callable 7/27/23 @ 100(c)	190,430

		506,758

Diversified Financial Services (0.0%):
245,000	Corp. Financiera de Desarrollo SA, 4.75%, 7/15/25(c)	255,106
635,000	Export Development Canada, 0.88%, 8/27/18(c)	630,050

		885,156

Continued

14

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Yankee Dollars, continued
Food Products (0.2%):
3,050,000	Danone SA, 2.95%, 11/2/26, Callable 8/2/26 @ 100(c)	$2,910,563

Insurance (0.1%):
1,210,000	Aon plc, 3.88%, 12/15/25, Callable 9/15/25 @ 100^	1,233,335
685,000	Aon plc, 4.60%, 6/14/44, Callable 3/14/44 @ 100	676,729
200,000	Aon plc, 4.75%, 5/15/45, Callable 11/15/44 @ 100	202,157
500,000	Trinity Acquistion plc, 4.40%, 3/15/26, Callable 12/15/25 @ 100	506,127

		2,618,348

Oil, Gas & Consumable Fuels (0.3%):
140,000	BP Capital Markets plc, 1.39%, 5/10/18(a)	140,237
633,000	Canadian Natural Resources, 3.90%, 2/1/25, Callable 11/1/24 @ 100	634,871
660,000	Canadian Natural Resources, 6.25%, 3/15/38	750,859
555,000	Ecopetrol SA, 4.13%, 1/16/25	519,758
90,000	Enbridge, Inc., 3.50%, 6/10/24, Callable 3/10/24 @ 100	87,652
107,000	Petroleos Mexicanos, 6.00%, 3/5/20	112,858
22,000	Petroleos Mexicanos, 6.88%, 8/4/26(c)	23,210
925,000	Petroleos Mexicanos, 6.50%, 3/13/27^(c)	954,138
490,000	Petroleos Mexicanos, 6.50%, 6/2/41	458,910
1,503,000	Petroleos Mexicanos, 5.63%, 1/23/46	1,247,489
215,000	Shell International Finance BV, 2.13%, 5/11/20	214,743
800,000	Shell International Finance BV, 1.75%, 9/12/21^	777,418
1,000,000	Shell International Finance BV, 2.50%, 9/12/26	938,265
280,000	Shell International Finance BV, 4.13%, 5/11/35	285,897
12,000	Shell International Finance BV, 4.55%, 8/12/43	12,514
22,000	Shell International Finance BV, 4.38%, 5/11/45	22,285
250,000	Shell International Finance BV, 3.75%, 9/12/46	230,036
516,000	Suncor Energy, Inc., 6.80%, 5/15/38	669,134

		8,080,274

Pharmaceuticals (1.1%):
5,570,000	Actavis Funding SCS, 3.00%, 3/12/20, Callable 2/12/20 @ 100^	5,647,218
1,000,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,015,009
175,000	Actavis Funding SCS, 3.85%, 6/15/24, Callable 3/15/24 @ 100	176,560
2,260,000	Actavis Funding SCS, 3.80%, 3/15/25, Callable 12/15/24 @ 100	2,262,662
521,000	Actavis Funding SCS, 4.75%, 3/15/45, Callable 9/15/44 @ 100	511,483
2,255,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100(c)	2,213,028
2,064,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100^(c)	1,931,590
720,000	Mylan NV, 5.25%, 6/15/46, Callable 12/15/45 @ 100^(c)	664,051
670,000	Takeda Pharmaceutical Co., Ltd., 1.63%, 3/17/17(c)	670,594
600,000	Teva Pharmaceutical Finance BV, 2.95%, 12/18/22	578,159

Principal Amount		Fair Value

Yankee Dollars, continued
Pharmaceuticals, continued
$1,390,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21^	$1,329,795
1,395,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23^	1,320,494
1,055,000	Teva Pharmaceuticals Industries, Ltd., 3.15%, 10/1/26^	972,633
375,000	Teva Pharmaceuticals Ne, 1.40%, 7/20/18	371,942
1,400,000	Teva Pharmaceuticals Ne, 4.10%, 10/1/46^	1,199,607

		20,864,825

Sovereign Bonds (0.6%):
620,000	Canada Government, 1.63%, 2/27/19	622,750
589,561	Oriental Republic of Uruguay, 4.50%, 8/14/24	614,617
600,000	Oriental Republic of Uruguay, 4.38%, 10/27/27	601,530
689,000	Province of Manitoba Canada, 3.05%, 5/14/24	702,073
870,000	Province of Quebec, 2.50%, 4/20/26	837,394
595,000	Republic of Colombia, 4.50%, 1/28/26, Callable 10/28/25 @ 100	612,850
575,000	Republic of Panama, 4.00%, 9/22/24, Callable 6/22/24 @ 100	585,063
281,000	Republic of Peru, 5.63%, 11/18/50	318,233
1,079,000	Republic of Turkey, 4.25%, 4/14/26	959,119
262,000	United Mexican States, Series E, 3.50%, 1/21/21^	266,192
6,007,000	United Mexican States, 4.13%, 1/21/26^	5,958,944

		12,078,765

Wireless Telecommunication Services (0.0%):
95,000	Rogers Communications, Inc., 3.63%, 12/15/25, Callable 9/15/25 @ 100	96,064
130,000	Rogers Communications, Inc., 5.00%, 3/15/44, Callable 9/15/43 @ 100	139,061

		235,125

Total Yankee Dollars (Cost $85,922,002)		83,931,026

Municipal Bonds (0.4%):
California (0.0%):
347,000	University of California Revenue, 4.77%, 5/15/2115	331,753
50,000	University of California Revenue, 4.86%, 5/15/2112	48,326
700,000	California State, 5.00%, 9/1/42, Continously Callable @100	768,480
360,000	California State Health Facilities Financing Authority Revenue, Series A, 5.00%, 8/15/52, Continously Callable @100	387,209

		1,535,768

Illinois (0.0%):
595,000	Illinois State, 5.50%, 7/1/24, Continously Callable @100	627,130

Nevada (0.2%):
1,100,000	Las Vegas Valley Nevada Water District, 5.00%, 6/1/39, Continously Callable @100	1,235,673

Massachusetts (0.0%):
450,000	Massachusetts State School Building Authority Sales Tax Revenue, Series B, 5.00%, 10/15/41, Continously Callable @100	500,351

Continued

15

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

Municipal Bonds, continued
Missouri (0.0%):
$460,000	Metropolitan Saint Louis Sewer District West Water System Revenue, Series A, 5.00%, 5/1/42, Continously Callable @100	$507,546

New Jersey (0.2%):
1,290,000	New Jersey State Transportation Trust Fund Authority Revenue, Series AA, 5.00%, 6/15/36, Continously Callable @100	1,292,773
420,000	New Jersey State Health Care Facilities Financing Authority Revenue, 5.00%, 7/1/44, Continously Callable @100	450,034

		1,742,807

New York (0.0%):
540,000	New York State Urban Development Corp. Revenue, Series E, 5.00%, 3/15/24, Continously Callable @100	627,097
670,000	New York City Municipal Finance Authority Water & Sewer System Revenue, Series EE, 5.00%, 6/15/47, Continously Callable @100	743,010

		1,370,107

Total Municipal Bonds (Cost $7,458,751)		7,519,382

U.S. Government Agency Mortgages (29.6%):
Federal Home Loan Mortgage Corporation (7.2%)
2,052,633	2.50%, 2/1/24, Pool #G14989	2,089,529
591,000	4.29%, 9/15/29(d)	380,644
116,888	3.00%, 1/1/30, Pool #V60724	120,199
83,267	3.00%, 1/1/30, Pool #V60696	85,624
166,038	2.50%, 3/1/30, Pool #V60770	166,680
249,745	2.50%, 5/1/30, Pool #V60796	250,484
181,654	2.50%, 5/1/30, Pool #J31418	182,245
362,551	3.00%, 5/1/30, Pool #J31689	373,119
688,889	3.00%, 6/1/30, Pool #V60840	708,626
67,461	2.50%, 7/1/30, Pool #J32204	67,670
314,660	3.00%, 7/1/30, Pool #G15520	323,606
36,635	3.00%, 7/1/30, Pool #J32181	37,707
64,182	2.50%, 7/1/30, Pool #J32209	64,391
14,397	2.50%, 7/1/30, Pool #J32491	14,440
19,502	2.50%, 7/1/30, Pool #V60905	19,560
203,890	2.50%, 9/1/30, Pool #V60903	204,524
423,327	3.00%, 8/1/30, Pool #V60908	435,469
65,579	3.00%, 8/1/30, Pool #V60909	67,461
277,920	2.50%, 8/1/30, Pool #V60886	278,825
42,038	3.00%, 8/1/30, Pool #J32436	43,234
208,278	2.50%, 8/1/30, Pool #V60902	208,956
420,914	2.50%, 9/1/30, Pool #V60904	422,159
197,000	4.48%, 3/15/31(d)	119,703
190,000	6.75%, 3/15/31	267,784
94,309	5.00%, 7/1/35, Pool #G01840	103,676
121,807	5.00%, 7/1/35, Pool #G01838	133,797
1,025,905	5.00%, 2/1/38, Pool #G60365	1,127,255
319,620	6.00%, 4/1/39, Pool #G07613	371,997
61,896	4.50%, 12/1/39, Pool #A90196	66,784
54,333	4.50%, 7/1/40, Pool #A93010	58,323
71,889	4.00%, 8/1/40, Pool #A93534	75,526
65,381	4.00%, 10/1/40, Pool #A95923	69,205
63,945	4.00%, 11/1/40, Pool #A94779	67,726

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporatio, continued
$63,723	4.00%, 11/1/40, Pool #A94977	$67,496
60,646	4.00%, 11/1/40, Pool #A95144	63,916
76,393	3.12%, 3/1/41, Pool #1B8062(a)	80,207
4,031	4.00%, 4/1/41, Pool #Q00093	4,256
203,148	4.50%, 5/1/41, Pool #Q00959	218,059
193,527	4.50%, 5/1/41, Pool #Q00804	208,273
873,045	Class FL, Series 4248, 1.15%, 5/15/41(a)	873,048
1,025,555	5.50%, 6/1/41, Pool #G07553	1,142,306
123,227	4.00%, 10/1/41, Pool #Q04022	130,467
65,498	4.00%, 10/1/41, Pool #Q03841	69,348
855,037	3.50%, 10/1/41, Pool #G08462	880,851
206,117	5.00%, 10/1/41, Pool #G07642	224,964
1,909,551	5.00%, 11/1/41, Pool #G07962	2,083,497
420,926	3.50%, 4/1/42, Pool #C03811	433,630
155,105	2.03%, 7/1/42, Pool #2B0646(a)	161,969
64,346	3.50%, 8/1/42, Pool #Q12162	66,289
60,541	3.50%, 10/1/42, Pool #Q11750	62,348
36,273	3.50%, 10/1/42, Pool #Q11909	37,234
388,361	3.00%, 12/1/42, Pool #C04320	388,202
454,055	3.00%, 1/1/43, Pool #Q14866	453,870
78,817	3.50%, 2/1/43, Pool #Q15442	81,342
308,097	3.00%, 3/1/43, Pool #Q16403	307,971
434,886	3.00%, 3/1/43, Pool #Q16673	434,709
543,093	3.00%, 3/1/43, Pool #Q16567	542,872
150,766	3.00%, 4/1/43, Pool #Q17095	150,704
201,201	3.50%, 6/1/43, Pool #Q18718	207,151
301,113	3.50%, 7/1/43, Pool #Q20206	310,096
311,898	3.50%, 7/1/43, Pool #Q20021	321,894
209,857	3.50%, 8/1/43, Pool #Q21320	216,017
1,620,213	3.00%, 8/1/43, Pool #G07550	1,619,552
690,498	3.50%, 8/1/43, Pool #V80355	712,628
4,826,332	3.00%, 9/1/43, Pool #G60675	4,821,015
141,058	4.00%, 9/1/43, Pool #Q21579	149,421
532,330	4.50%, 12/1/43, Pool #Q23779	572,808
488,082	4.50%, 12/1/43, Pool #G60018	527,619
35,809	3.50%, 1/1/44, Pool #Q24368	36,877
1,700,000	2.50%, 1/15/44, Pool #G20500, TBA	1,615,288
786,372	Class XZ, Series 4316, 4.50%, 3/15/44	884,966
28,082	3.50%, 4/1/44, Pool #Q25812	28,900
216,699	4.00%, 4/1/44, Pool #Q25643	228,713
1,171,286	Class ZX, Series 4352, 4.00%, 4/15/44	1,233,759
21,836	3.50%, 5/1/44, Pool #Q25988	22,488
41,502	3.50%, 5/1/44, Pool #Q26218	42,830
29,504	3.50%, 5/1/44, Pool #Q26452	30,382
76,231	3.50%, 5/1/44, Pool #Q26362	78,505
36,843	3.50%, 6/1/44, Pool #Q26707	37,938
35,444	3.50%, 7/1/44, Pool #Q27319	36,573
151,307	3.50%, 8/1/44, Pool #Q27843	155,810
810,196	4.00%, 8/1/44, Pool #G07786	858,199
65,746	3.50%, 9/1/44, Pool #Q28604	67,757
716,458	4.50%, 9/1/44, Pool #G60198	770,026
157,608	3.50%, 9/1/44, Pool #Q28605	162,310
62,229	4.00%, 2/1/45, Pool #Q31338	65,805
26,941	4.00%, 2/1/45, Pool #Q31128	28,488
12,152,769	4.00%, 9/1/45, Pool #Q36148	12,770,077
41,650	3.50%, 9/1/45, Pool #Q36302	42,943

Continued

16

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$4,111,556	4.00%, 10/1/45, Pool #Q36814	$4,320,233
403,089	4.00%, 10/1/45, Pool #Q36972	425,838
637,829	4.00%, 10/1/45, Pool #G08672	670,231
13,166	4.00%, 12/1/45, Pool #Q37738	13,838
60,959	4.00%, 12/1/45, Pool #Q37955	64,471
77,446	4.00%, 12/1/45, Pool #Q37957	81,750
12,001,553	4.00%, 1/1/46, Pool #G08688	12,612,256
9,715	4.00%, 1/1/46, Pool #Q38422	10,209
67,297	4.00%, 1/1/46, Pool #Q38076	70,728
300,000	6.00%, 1/15/46, Pool #26965, TBA	338,859
2,600,000	5.50%, 1/15/46, TBA	2,882,750
4,799,943	3.50%, 1/15/46, TBA	4,914,868
10,933,922	3.50%, 6/1/46, Pool #G08711	11,206,015
11,240,859	3.00%, 8/1/46, Pool #G60717	11,173,826
1,037,073	Class FB, Series 4606, 1.20%, 8/15/46(a)	1,029,938
4,481,718	3.00%, 9/1/46, Pool #Q43104	4,457,660
6,857,763	4.00%, 9/1/46, Pool #G08723	7,217,053
2,486,669	3.00%, 9/1/46, Pool #Q42979	2,472,549
646,078	3.00%, 9/1/46, Pool #G60718	642,410
4,172,307	4.00%, 10/1/46, Pool #G08728	4,389,612
10,980,839	3.50%, 1/1/47, Pool #G08742	11,254,677
2,727,555	3.00%, 12/1/46, Pool #V82848	2,716,296
6,334,695	3.50%, 12/1/46, Pool #G08738	6,492,670
678,373	3.00%, 12/1/46, Pool #Q45064	674,521
294,746	3.00%, 12/1/46, Pool #Q45079	293,712
341,398	3.00%, 12/1/46, Pool #Q45080	339,989
699,464	3.00%, 12/1/46, Pool #Q44853	695,709
178,530	3.00%, 12/1/46, Pool #Q45083	178,125
6,709,000	4.50%, 1/15/47, TBA	7,201,258

		145,673,642

Federal National Mortgage Association (16.6%)
35,664	5.50%, 1/1/18, Pool #680928	36,073
52,435	4.00%, 7/1/19, Pool #AE0968	53,954
50,016	5.50%, 3/1/20, Pool #888557	51,142
795,000	1.25%, 8/17/21^	768,344
193,853	5.50%, 5/1/25, Pool #AE0378	199,869
255,489	5.50%, 7/1/25, Pool #AE0096	283,776
33,188	5.50%, 9/1/25, Pool #AL4903	34,203
2,355,606	3.50%, 12/1/25, Pool #AH1359	2,459,751
298,859	4.00%, 9/1/26, Pool #AL2683	315,645
209,984	4.00%, 12/1/26, Pool #AL1938	220,238
2,796,927	4.00%, 5/1/27, Pool #AL5956	2,952,369
2,121,863	3.50%, 9/1/28, Pool #AL4245	2,226,052
647,524	3.50%, 10/1/28, Pool #AV0198	679,160
813,922	3.50%, 11/1/28, Pool #AV1360	853,653
608,725	3.50%, 2/1/29, Pool #AL4922	638,474
687,496	3.00%, 4/1/29, Pool #AW0937	706,923
481,307	3.00%, 5/1/29, Pool #AW2544	495,090
935,809	3.00%, 6/1/29, Pool #AS2676	962,300
2,073,331	3.50%, 8/1/29, Pool #AL5884	2,174,914
672,526	3.50%, 9/1/29, Pool #AL5806	705,557
399,952	3.50%, 9/1/29, Pool #AX0105	416,937
648,814	3.00%, 9/1/29, Pool #AS3220	667,205
166,408	3.00%, 9/1/29, Pool #AS3355	171,185
1,918,597	3.00%, 9/1/29, Pool #AL6897	1,973,687

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$82,061	3.50%, 10/1/29, Pool #AX2741	$86,092
2,927,113	3.50%, 12/1/29, Pool #AL6161	3,078,525
1,235,494	3.00%, 1/1/30, Pool #AL6144	1,270,495
2,605,000	4.22%, 1/15/30(d)	1,670,967
248,436	3.00%, 3/1/30, Pool #AL6583	255,575
214,405	3.00%, 4/1/30, Pool #AL6584	220,478
173,288	2.50%, 4/1/30, Pool #AY3416	173,816
86,670	2.50%, 5/1/30, Pool #AY0828	86,984
124,184	3.00%, 5/1/30, Pool #AL6761	127,750
3,901,000	4.09%, 5/15/30(d)	2,508,565
179,297	3.00%, 7/1/30, Pool #AX9701	184,425
167,530	3.00%, 7/1/30, Pool #AL7139	172,310
57,759	3.00%, 7/1/30, Pool #AX9700	59,434
34,923	3.00%, 7/1/30, Pool #AZ2297	35,893
75,618	2.50%, 7/1/30, Pool #AZ2170	75,845
167,870	2.50%, 8/1/30, Pool #AS5614	168,374
309,588	3.00%, 8/1/30, Pool #AL7225	318,427
104,316	3.00%, 8/1/30, Pool #AL7226	107,222
44,695	3.50%, 8/1/30, Pool #AS5707	46,859
49,562	3.00%, 8/1/30, Pool #AZ7833	51,001
21,360	3.00%, 8/1/30, Pool #AZ8597	21,980
183,543	3.50%, 8/1/30, Pool #AS5708	193,297
43,981	3.00%, 8/1/30, Pool #AX3298	45,258
129,278	2.50%, 8/1/30, Pool #AS5548	129,648
324,344	2.50%, 8/1/30, Pool #AS5616	325,230
234,777	3.00%, 8/1/30, Pool #AS5623	241,433
230,595	3.00%, 8/1/30, Pool #AS5622	237,184
279,768	3.00%, 8/1/30, Pool #AL7227	287,686
183,745	2.50%, 9/1/30, Pool #AS5872	184,297
97,251	3.00%, 9/1/30, Pool #AZ5719	99,948
156,091	2.50%, 9/1/30, Pool #AS5786	156,538
161,186	3.00%, 9/1/30, Pool #AS5714	165,797
218,102	3.00%, 9/1/30, Pool #AS5728	224,425
181,858	2.50%, 11/1/30, Pool #AS6141	182,404
160,114	2.50%, 11/1/30, Pool #AS6142	160,579
178,964	2.50%, 11/1/30, Pool #AS6116	179,405
177,339	2.50%, 11/1/30, Pool #AS6115	177,828
200,000	4.50%, 1/25/31, TBA	205,203
10,429,000	3.00%, 1/25/31, TBA	10,701,947
1,900,000	5.00%, 1/25/31, TBA	1,940,227
2,223,000	2.50%, 1/25/31, TBA	2,226,517
264,163	2.50%, 6/1/31, Pool #AS7320	264,972
487,845	2.50%, 7/1/31, Pool #AS7617	489,339
314,063	2.50%, 7/1/31, Pool #AS7605	315,024
65,500	4.00%, 8/1/31, Pool #AY4688	68,771
97,272	4.00%, 8/1/31, Pool #AY4707	104,871
763,153	2.50%, 10/1/31, Pool #AS8208	765,509
444,192	2.50%, 10/1/31, Pool #AS8009	445,495
601,887	2.50%, 10/1/31, Pool #AS8193	603,652
1,848,470	2.50%, 10/1/31, Pool #AS8195	1,855,313
3,734,559	2.50%, 10/1/31, Pool #BC4773	3,748,401
437,506	2.50%, 11/1/31, Pool #AS8240	438,857
396,618	2.50%, 11/1/31, Pool #AS8241	397,781
252,398	2.50%, 11/1/31, Pool #BC2628	253,333
331,275	2.50%, 11/1/31, Pool #AS8245	332,503
518,127	2.50%, 11/1/31, Pool #BC2631	519,567

Continued

17

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$273,291	2.50%, 11/1/31, Pool #BC2629	$274,135
4,000,000	2.00%, 1/25/32, TBA	3,895,078
219,812	5.50%, 1/1/33, Pool #676661	246,422
152,614	5.50%, 5/1/33, Pool #555424	170,948
358,740	5.50%, 2/1/35, Pool #735989	402,298
1,277,391	5.00%, 2/1/35, Pool #735226	1,400,204
31,745	6.00%, 4/1/35, Pool #735504	36,510
301,197	4.00%, 1/1/36, Pool #AB0686	318,943
851,375	5.50%, 9/1/36, Pool #995113	954,864
73,750	3.00%, 10/1/36, Pool #AL9227	74,711
517,188	3.00%, 11/1/36, Pool #AS8348	523,926
216,583	3.00%, 11/1/36, Pool #AS8349	219,405
2,637,085	3.00%, 12/1/36, Pool #BE1895	2,671,440
508,428	3.00%, 12/1/36, Pool #BE1896	515,052
618,050	3.00%, 12/1/36, Pool #AS8553	626,102
59,559	5.50%, 2/1/38, Pool #961545	66,524
27,932	6.00%, 3/1/38, Pool #889529	32,073
153,037	5.50%, 5/1/38, Pool #889441	171,064
208,347	5.50%, 5/1/38, Pool #889692	232,626
90,710	6.00%, 5/1/38, Pool #889466	104,542
141,165	5.50%, 6/1/38, Pool #995018	157,474
39,245	5.50%, 9/1/38, Pool #889995	43,808
97,157	6.00%, 10/1/38, Pool #889983	110,049
187,198	4.50%, 4/1/39, Pool #930922	202,103
194,886	4.50%, 5/1/39, Pool #AL1472	210,718
400,155	5.00%, 6/1/39, Pool #AL7521	438,962
1,401,839	6.00%, 7/1/39, Pool #BF0056	1,572,412
104,907	5.50%, 10/1/39, Pool #AD0362	117,674
100,279	5.50%, 12/1/39, Pool #AD0571	112,346
12,713,626	4.50%, 1/1/40, POOL #AC8568	13,697,370
69,066	4.50%, 4/1/40, Pool #AD4038	74,837
639,739	6.00%, 4/1/40, Pool #AL4141	724,503
124,018	6.50%, 5/1/40, Pool #AL1704	140,897
272,732	4.00%, 7/1/40, Pool #AE0113	286,951
256,555	4.50%, 7/1/40, Pool #AD7127	275,938
141,545	4.50%, 7/1/40, Pool #AB1226	152,557
487,108	4.00%, 8/1/40, Pool #AE0216	513,073
7,198	4.00%, 8/1/40, Pool #AD9136	7,592
67,030	6.00%, 9/1/40, Pool #AE0823	75,866
540,491	4.00%, 10/1/40, Pool #AE7535	569,231
1,269,965	4.00%, 10/1/40, Pool #AB1614	1,344,344
86,540	4.00%, 11/1/40, Pool #AE8407	91,113
397,752	4.00%, 12/1/40, Pool #AH0946	419,664
58,828	4.00%, 12/1/40, Pool #AH0006	62,088
2,680,000	Class CY, Series 2010-136, 4.00%, 12/25/40	2,868,092
125,228	4.00%, 1/1/41, Pool #AL7167	132,926
89,027	2.92%, 2/1/41, Pool #AH6958(a)	93,074
907,220	4.00%, 4/1/41, Pool #AI1186	957,608
148,764	6.00%, 6/1/41, Pool #AL4142	168,718
1,637,945	5.00%, 7/1/41, Pool #AL7524	1,795,837
147,322	3.03%, 7/1/41, Pool #AL0533(a)	155,959
83,591	4.50%, 7/1/41, Pool #AB3314	90,261
96,580	4.00%, 9/1/41, Pool #AI5228	101,570
1,885,454	5.50%, 9/1/41, Pool #AL8430	2,105,914
73,804	4.50%, 9/1/41, Pool #AI8961	79,940

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$1,088,798	4.00%, 9/1/41, Pool #AJ1541	$1,145,136
65,788	4.00%, 10/1/41, Pool #AC9312	69,257
4,717,731	4.00%, 11/1/41, Pool #AJ4701	4,993,500
216,317	4.00%, 12/1/41, Pool #AB4054	229,910
73,457	4.00%, 12/1/41, Pool #AJ7684	78,079
73,239	3.50%, 1/1/42, Pool #AK2073	75,543
249,469	4.00%, 2/1/42, Pool #AB4530	263,479
101,791	3.50%, 4/1/42, Pool #AK7510	104,994
128,837	4.00%, 5/1/42, Pool #A02114	135,784
32,699	3.50%, 5/1/42, Pool #AO2881	33,598
134,022	4.00%, 5/1/42, Pool #AT6144	142,444
402,007	4.00%, 5/1/42, Pool #AO2961	424,582
63,394	3.50%, 6/1/42, Pool #AO3107	65,385
34,986	3.50%, 6/1/42, Pool #AO3048	36,086
55,684	3.50%, 6/1/42, Pool #AK9225	57,433
62,726	3.50%, 6/1/42, Pool #AL2168	64,693
145,711	4.00%, 6/1/42, Pool #AL2003	153,804
37,808	2.26%, 7/1/42, Pool #AO6482(a)	39,542
4,821,177	4.00%, 7/1/42, Pool #AL2160	5,124,797
284,457	4.00%, 7/1/42, Pool #AL4244	302,355
115,457	4.00%, 7/1/42, Pool #AL2607	121,467
205,677	2.02%, 7/1/42, Pool #AP0006(a)	216,714
73,629	3.50%, 7/1/42, Pool #AO9707	75,938
1,720,104	4.00%, 8/1/42, Pool #AL2242	1,810,060
71,865	4.00%, 9/1/42, Pool #AX3706	75,881
514,677	4.50%, 9/1/42, Pool #AL2482	554,144
149,643	4.00%, 9/1/42, Pool #AL2901	157,954
673,498	3.50%, 10/1/42, Pool #AB6512	694,440
81,137	3.50%, 10/1/42, Pool #AQ0393	83,792
182,911	3.00%, 10/1/42, Pool #AP9726	182,859
254,877	3.00%, 12/1/42, Pool #AB7425	254,804
1,172,053	3.00%, 12/1/42, Pool #AB7269	1,171,720
343,661	4.00%, 12/1/42, Pool #AL6055	365,279
317,155	3.00%, 12/1/42, Pool #AB7271	317,065
421,216	3.00%, 1/1/43, Pool #AB7565	421,097
767,767	3.00%, 1/1/43, Pool #AB7497	767,548
522,888	3.00%, 1/1/43, Pool #AB7755	522,739
843,711	3.00%, 1/1/43, Pool #AB7567	843,471
3,229,081	4.50%, 1/1/43, Pool #AL8206	3,479,297
756,092	3.00%, 1/1/43, Pool #AB7458	755,877
229,123	4.00%, 1/1/43, Pool #AL7369	241,393
350,832	3.50%, 2/1/43, Pool #AL2935	361,806
287,728	3.00%, 2/1/43, Pool #AB7762	287,646
289,882	3.00%, 2/1/43, Pool #AB8558	289,799
72,237	3.00%, 3/1/43, Pool #AB8712	72,217
851,092	3.50%, 3/1/43, Pool #AL3409	877,477
120,974	3.00%, 3/1/43, Pool #AR7568	120,939
135,405	3.00%, 3/1/43, Pool #AR7576	135,367
541,682	3.00%, 3/1/43, Pool #AB8701	541,528
188,456	3.00%, 3/1/43, Pool #AB8830	188,403
193,483	3.00%, 3/1/43, Pool #AR9218	193,428
568,939	3.00%, 3/1/43, Pool #AR9194	568,777
148,053	3.00%, 4/1/43, Pool #AB8924	148,011
153,041	3.00%, 4/1/43, Pool #AB8923	152,998
512,159	3.00%, 4/1/43, Pool #AB9016	512,013

Continued

18

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$69,998	3.00%, 4/1/43, Pool #AB9033	$69,978
268,404	3.00%, 4/1/43, Pool #AT2040	268,327
84,113	3.00%, 4/1/43, Pool #AT2037	84,089
227,084	3.00%, 4/1/43, Pool #AR8630	227,019
152,796	3.00%, 4/1/43, Pool #AT2043	152,752
563,018	3.00%, 5/1/43, Pool #AT2719	562,858
214,813	3.00%, 5/1/43, Pool #AT6654	214,752
213,937	3.00%, 5/1/43, Pool #AL3759	213,876
261,739	3.00%, 5/1/43, Pool #AB9462	261,664
370,838	3.00%, 5/1/43, Pool #AB9173	370,733
33,875	3.50%, 6/1/43, Pool #AB9567	34,915
106,290	3.00%, 6/1/43, Pool #AT7676	106,259
303,435	3.00%, 6/1/43, Pool #AB9662	303,348
19,680	3.00%, 6/1/43, Pool #AB9564	19,674
283,159	3.50%, 7/1/43, Pool #AT8464	292,039
640,845	3.50%, 7/1/43, Pool #AL4010	660,707
3,748,841	3.00%, 7/1/43, Pool #AB9940	3,747,774
269,589	3.50%, 7/1/43, Pool #AT4327	278,439
783,903	3.50%, 7/1/43, Pool #AT7940	809,638
19,389	3.50%, 8/1/43, Pool #AT7333	19,996
79,720	3.50%, 8/1/43, Pool #AU3267	82,335
74,524	3.50%, 8/1/43, Pool #AU3270	76,821
162,611	3.50%, 8/1/43, Pool #AU0613	167,627
147,464	3.50%, 8/1/43, Pool #AU0570	152,013
713,349	3.50%, 8/1/43, Pool #AS0209	735,355
20,199	3.50%, 8/1/43, Pool #AU3032	20,832
25,542	3.50%, 9/1/43, Pool #AT7267	26,339
172,903	4.00%, 10/1/43, Pool #AL7577	182,547
31,313	3.50%, 10/1/43, Pool #AU7247	32,346
2,410,675	5.00%, 12/1/43, Pool #AL7777	2,635,290
764,981	3.50%, 12/1/43, Pool #AL4682	790,124
137,421	3.50%, 1/1/44, Pool #AS1539	141,709
139,601	3.50%, 1/1/44, Pool #AS1703	143,961
1,556,919	2.90%, 1/1/44, Pool #AV7743(a)	1,603,685
85,399	3.50%, 1/1/44, Pool #AS1453	88,206
166,200	4.00%, 3/1/44, Pool #AV6577	176,102
5,742,375	4.50%, 4/1/44, Pool #AL6887	6,193,618
37,662	3.50%, 6/1/44, Pool #AW6405	38,836
18,323	3.50%, 6/1/44, Pool #AS2591	18,896
6,693,884	3.50%, 6/1/44, Pool #AL9405	6,904,439
38,893	4.00%, 7/1/44, Pool #AW7055	41,082
2,348,936	4.00%, 8/1/44, Pool #AL5601	2,496,789
301,535	4.00%, 10/1/44, Pool #AS3642	320,450
1,280,102	5.00%, 11/1/44, Pool #AL8878	1,401,907
270,566	4.00%, 12/1/44, Pool #AX9372	286,686
26,301	4.00%, 12/1/44, Pool #AY0299	27,946
537,912	4.00%, 12/1/44, Pool #AS4067	571,387
22,173	4.00%, 12/1/44, Pool #AX6255	23,554
379,188	4.00%, 1/1/45, Pool #AS4349	402,745
242,570	4.00%, 1/1/45, Pool #AY0367	256,981
88,434	4.00%, 1/1/45, Pool #AX8713	93,694
172,258	4.00%, 2/1/45, Pool #AY2693	182,165
35,179	4.00%, 2/1/45, Pool #AY1866	37,367
243,556	4.00%, 2/1/45, Pool #AS4308	257,923
43,076	4.00%, 5/1/45, Pool #AY8218	45,495

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$87,553	4.00%, 5/1/45, Pool #AY9770	$93,021
195,513	4.00%, 6/1/45, Pool #MA2304	205,661
657,300	4.00%, 10/1/45, Pool #AS5949	696,482
347,421	4.50%, 10/1/45, Pool #AS5952	377,438
430,181	4.00%, 10/1/45, Pool #AS6008	456,963
191,523	4.00%, 10/1/45, Pool #AL7443	202,936
138,943	4.00%, 10/1/45, Pool #AL7442	147,591
212,510	4.00%, 11/1/45, Pool #AZ2670	223,537
406,451	4.50%, 10/1/45, Pool #AL7660	443,493
75,207	4.00%, 10/1/45, Pool #BA2878	79,638
75,320	4.00%, 10/1/45, Pool #BA2877	79,666
250,437	4.50%, 10/1/45, Pool #AL7661	271,944
76,346	4.00%, 10/1/45, Pool #BA2879	80,868
41,618	4.00%, 10/1/45, Pool #AZ1097	43,794
688,552	4.00%, 10/1/45, Pool #AZ8885	724,330
316,564	4.00%, 10/1/45, Pool #AS6009	336,273
66,627	4.00%, 10/1/45, Pool #AZ9244	70,598
58,456	4.00%, 10/1/45, Pool #AZ9243	62,096
30,373	4.50%, 11/1/45, Pool #AS6233	32,896
319,250	4.50%, 11/1/45, Pool #AS6230	346,906
273,712	4.50%, 11/1/45, Pool #AS6234	298,950
74,523	4.50%, 11/1/45, Pool #AL7747	80,905
85,961	4.00%, 11/1/45, Pool #BA3523	90,418
343,014	4.00%, 11/1/45, Pool #BA2905	363,296
212,720	4.00%, 11/1/45, Pool #BA2904	224,604
94,100	4.00%, 12/1/45, Pool #BA2924	99,245
212,409	4.00%, 12/1/45, Pool #BA4737	225,154
183,344	4.00%, 12/1/45, Pool #BA4736	194,791
558,941	4.00%, 12/1/45, Pool #MA2484	587,964
639,226	4.00%, 12/1/45, Pool #AS6347	677,177
244,435	4.00%, 1/1/46, Pool #BA4781	259,794
370,045	4.00%, 1/1/46, Pool #BA3107	389,242
3,890,000	5.00%, 1/25/46, TBA	4,237,669
31,626,000	3.00%, 1/25/46, TBA	31,417,704
1,200,000	2.50%, 1/25/46, TBA	1,141,620
4,523,000	6.00%, 1/25/46, TBA	5,121,591
3,262,350	4.00%, 2/1/46, Pool #G08694	3,428,295
406,034	4.00%, 2/1/46, Pool #AS6662	430,258
9,232,977	3.50%, 4/1/46, Pool #BC5981	9,481,634
1,233,977	4.00%, 4/1/46, Pool #BC3605	1,298,682
298,040	3.00%, 6/1/46, Pool #AS7362	297,124
3,424,121	3.50%, 6/1/46, Pool #AL8803	3,512,523
37,320	3.00%, 6/1/46, Pool #AS7365	37,123
302,761	4.50%, 6/1/46, Pool #AS7408	329,241
1,142,289	4.00%, 6/1/46, Pool #BC6043	1,201,907
211,572	4.00%, 6/1/46, Pool #BA7722	222,592
171,384	3.00%, 6/1/46, Pool #AS7370	171,070
3,755,604	3.50%, 7/1/46, Pool #BC8104	3,852,892
2,051,087	3.50%, 7/1/46, Pool #AL8776	2,104,168
214,392	3.50%, 7/1/46, Pool #BC5646	219,946
4,823,676	3.50%, 7/1/46, Pool #BA7748	4,954,424
178,559	3.50%, 7/1/46, Pool #BC5660	183,184
71,372	4.00%, 8/1/46, Pool #BD4900	76,023
41,986	4.00%, 8/1/46, Pool #BD3933	44,723
50,693	3.00%, 8/1/46, Pool #AL9031	50,600

Continued

19

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$2,027,935	Class UF, Series 2016-48, 1.16%, 8/25/46(a)	$2,023,780
459,650	3.00%, 9/1/46, Pool #AS7999	457,952
467,932	3.00%, 9/1/46, Pool #AS7878	466,493
238,086	3.00%, 9/1/46, Pool #AS7889	237,649
52,586	4.00%, 9/1/46, Pool #BD7826	56,013
6,966,748	3.00%, 9/1/46, Pool #BD1469	6,941,009
976,199	3.00%, 9/1/46, Pool #AL9214	971,079
150,059	4.00%, 9/1/46, Pool #BD1481	159,809
354,046	3.00%, 9/1/46, Pool #AL9045	352,714
729,262	4.00%, 10/1/46, Pool #AL9357	773,188
996,940	3.00%, 10/1/46, Pool #AL9215	992,020
1,224,850	3.50%, 10/1/46, Pool #AS8531	1,257,183
6,010,115	3.00%, 10/1/46, Pool #BD3309	5,984,184
1,294,919	3.00%, 10/1/46, Pool #BD8925	1,289,010
15,514,595	4.00%, 11/1/46, Pool #AS8375	16,449,066
561,153	3.00%, 11/1/46, Pool #BD9645	558,210
944,992	3.00%, 11/1/46, Pool #BD8962	940,680
703,669	3.00%, 11/1/46, Pool #BD8963	700,284
1,063,210	3.00%, 11/1/46, Pool #BD9644	1,057,963
1,623,397	3.50%, 11/1/46, Pool #BD8970	1,667,661
389,575	3.00%, 11/1/46, Pool #BD9641	388,377
395,141	3.00%, 11/1/46, Pool #BD9643	393,192
8,708,788	4.00%, 11/1/46, Pool #AS8374	9,241,396
357,166	3.00%, 11/1/46, Pool #AL9481	356,511
2,295,179	4.00%, 11/1/46, Pool #AS8379	2,444,765
10,733,679	3.50%, 12/1/46, Pool #AS8461	11,011,721
2,128,553	3.00%, 12/1/46, Pool #AS8486	2,120,689
245,000	3.00%, 1/1/47, Pool #AS8589	244,247
786,532	3.00%, 10/1/46, Pool #AL9266	782,407
1,135,985	3.00%, 11/1/46, Pool #AL9325	1,134,250
10,479,448	3.50%, 12/31/49, Pool #MA2864	10,761,493

		333,282,190

Government National Mortgage Association (5.8%)
35,507	4.50%, 9/15/33, Pool #615516	38,726
123,161	5.00%, 12/15/33, Pool #783571	136,120
35,106	6.50%, 8/20/38, Pool #4223	39,916
41,902	6.50%, 10/15/38, Pool #673213	47,864
19,878	6.50%, 11/20/38, Pool #4292	22,735
38,511	6.50%, 12/15/38, Pool #782510	44,326
390,413	5.00%, 1/15/39, Pool #782557	431,239
264,120	5.00%, 4/15/39, Pool #782619	291,389
25,923	5.00%, 6/15/39, Pool #782696	28,587
185,817	5.00%, 10/20/39, Pool #4559	205,954
20,776	4.50%, 12/20/39, Pool #G24598	22,461
55,412	4.50%, 1/15/40, Pool #728627	60,026
25,614	4.50%, 1/20/40, Pool #4617	27,706
20,402	4.50%, 2/20/40, Pool #G24636	21,988
139,750	5.00%, 5/15/40, Pool #782958	154,206
1,434	4.50%, 5/20/40, Pool #G24696	1,545
1,270,904	4.50%, 7/15/40, Pool #733795	1,377,386
147,092	4.50%, 7/15/40, Pool #745793	159,449
50,119	4.50%, 8/20/40, Pool #4771	54,235
29,234	4.00%, 9/20/40, Pool #G24800	31,354

Principal Amount		Fair Value

U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$247,004	4.50%, 10/15/40, Pool #783609	$267,739
737,238	4.00%, 10/20/40, Pool #G24833	790,719
1,393,951	4.00%, 11/20/40, Pool #4853	1,495,071
779,229	4.00%, 12/20/40, Pool #G24882	835,758
334,365	4.00%, 1/15/41, Pool #759138	356,240
592,750	4.00%, 1/20/41, Pool #004922	635,715
78,842	4.50%, 2/15/41, Pool #738019	85,543
10,188	4.00%, 2/20/41, Pool #4945	10,886
1,868,085	4.00%, 2/20/41, Pool #742887	1,997,259
237,084	4.00%, 3/15/41, Pool #762838	251,592
14,317	5.00%, 4/20/41, Pool #5018	15,746
239,293	4.50%, 6/20/41, Pool #783590	257,772
31,041	5.00%, 6/20/41, Pool #5083	34,139
16,253	5.00%, 7/20/41, Pool #5116	17,875
547,570	4.50%, 7/20/41, Pool #5115	588,555
162,473	4.50%, 7/20/41, Pool #783584	175,111
83,592	4.50%, 7/20/41, Pool #754367	89,290
1,218,680	4.00%, 7/20/41, Pool #742895	1,299,134
172,658	4.50%, 11/15/41, Pool #783610	187,162
73,323	4.50%, 11/20/41, Pool #5234	79,158
912,827	3.50%, 12/20/41, Pool #5258	952,436
61,276	3.50%, 9/20/42, Pool #MA0392	63,991
122,830	3.50%, 10/20/42, Pool #MA0462	128,274
181,771	3.50%, 1/20/43, Pool #MA0699	189,828
54,181	4.00%, 7/20/43, Pool #MA1158	57,820
51,793	4.00%, 8/20/44, Pool #AJ2723	55,824
24,809	4.00%, 8/20/44, Pool #AJ4687	26,739
62,077	4.00%, 8/20/44, Pool #AI4167	66,466
19,350	4.00%, 8/20/44, Pool #AI4166	20,819
380,727	4.50%, 10/20/44, Pool #MA2305	406,745
1,977,317	4.50%, 11/20/44, Pool #MA2373	2,112,446
1,247,266	5.00%, 12/20/44, Pool #MA2448	1,343,442
1,404,202	Class ZD, Series 2015-3, 4.00%, 1/20/45	1,490,505
735,249	5.00%, 12/20/45, Pool #MA3313	791,154
2,800,000	4.50%, 1/15/46, TBA	3,027,828
1,000,000	5.00%, 1/15/46, TBA	1,092,188
2,400,000	3.00%, 1/15/46, TBA	2,425,406
7,069,000	4.00%, 1/15/46, TBA	7,505,290
46,063,000	3.50%, 1/20/46, TBA	47,883,026
24,637,000	3.00%, 1/20/46, TBA	24,945,443
2,451,459	3.50%, 9/20/46, Pool #MA3937	2,551,651
478,856	3.50%, 10/20/46, Pool #AX4344	499,224
187,961	3.50%, 10/20/46, Pool #AX4342	196,369
165,159	3.50%, 10/20/46, Pool #AX4343	172,296
200,333	3.50%, 10/20/46, Pool #AX4341	209,569
408,003	3.50%, 10/20/46, Pool #AX4345	425,010
49,857	4.00%, 10/20/46, Pool #AQ0542	53,190
4,800,000	3.50%, 1/15/47, TBA	4,991,053

		116,351,707

Total U.S. Government Agency Mortgages (Cost $600,447,950)		595,307,539

Continued

20

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value

U.S. Treasury Obligations (35.1%):
U.S. Treasury Bonds (6.5%)
$4,105,000	5.38%, 2/15/31^	$5,467,347
24,860,000	4.75%, 2/15/37	32,355,862
23,635,000	3.13%, 11/15/41^	23,986,760
3,455,000	3.75%, 11/15/43	3,917,241
1,205,000	3.13%, 8/15/44^	1,219,591
15,000	2.50%, 2/15/45^	13,361
955,000	3.00%, 5/15/45	942,092
1,770,000	2.88%, 8/15/45	1,703,280
2,248,100	2.50%, 2/15/46^	1,997,648
26,955,000	2.50%, 5/15/46^	23,954,154
25,957,000	2.25%, 8/15/46^	21,825,165
12,310,000	2.88%, 11/15/46^	11,884,923

		129,267,424

U.S. Treasury Notes (28.6%)
7,359,000	1.25%, 11/30/18^	7,369,634
190,585,000	0.88%, 9/15/19	188,091,004
52,750,000	1.38%, 12/15/19^	52,624,297
2,645,000	2.00%, 9/30/20#	2,674,963
7,790,000	2.25%, 7/31/21	7,912,023
14,205,000	1.13%, 7/31/21^	13,731,135
93,213,000	1.13%, 9/30/21^	89,910,462
21,437,500	1.25%, 10/31/21	20,787,687
37,070,000	1.63%, 11/30/21^	36,793,421
12,235,000	1.50%, 3/31/23	11,756,110
5,430,000	1.63%, 4/30/23^	5,251,831
18,525,000	1.25%, 7/31/23^	17,439,546
2,093,000	1.38%, 8/31/23^	1,983,036
6,820,000	1.38%, 9/30/23^	6,458,485
26,809,000	2.75%, 11/15/23^	27,692,866
44,370,000	2.13%, 11/30/23^	44,075,339
1,090,000	1.63%, 5/15/26^	1,016,425
21,009,500	1.50%, 8/15/26^	19,323,004
21,731,000	2.00%, 11/15/26^	20,908,438

		575,799,706

Total U.S. Treasury Obligations (Cost $721,171,403)		705,067,130

Certificates of Deposit (8.2%):
2,265,000	Bank of Tokyo-Mitsubishi UFJ, NY, 1.54%	2,268,624
7,000,000	Bank of Tokyo-Mitsubishi UFJ, NY, 1.55%, 10/13/17	7,006,816
20,000,000	Bank of Tokyo-Mitsubishi UFJ, NY, 1.54%, 11/1/17	20,015,184
1,485,000	Bank Of Tokyo-Mitsubishi UFJ, NY, 1.52%	1,487,230
1,858,000	BNP Paribas, NY, 1.47%	1,859,768
2,020,000	BNP Paribas, NY, 1.53%	2,022,566
2,150,000	Credit Indust Et Comm, NY, 1.51%	2,154,999
1,462,000	Credit Suisse, NY, 1.60%	1,462,506
2,180,000	Credit Suisse, NY, 1.69%	2,183,263
2,535,000	Credit Suisse, NY, 1.72%	2,538,650
20,000,000	Credit Suisse, NY, 1.62%, 11/1/17	19,998,001

Principal Amount or Shares		Fair Value

Certificates of Deposit, continued
$24,500,000	Lloyds TSB Bank plc, NY, 1.40%, 9/17/17	$24,546,277
1,810,000	Mizuho Bank, Ltd., NY, 1.55%	1,813,099
25,000,000	Mizuho Bank, Ltd., NY, 1.65%, 12/7/17	25,011,251
1,620,000	Mizuho Corp., NY, 1.64%	1,623,366
3,520,000	Natixis, NY, 1.53%	3,525,222
2,200,000	Natixis, NY, 1.56%	2,203,698
2,400,000	Norinchukin Bank, NY, 1.47%	2,402,291
2,170,000	Rabobank Nederland, NY, 1.41%	2,172,984
3,745,000	Skandinaviska Enskilda Banken AB, 1.39%	3,750,857
2,050,000	Skandinaviska Enskilda Banken AB, NY, 1.21%(d)	2,051,501
3,535,000	Societe Generale, NY, 1.60%	3,541,999
2,350,000	Sumitomo Mitsui Banking Corp., 1.60%	2,355,965
2,900,000	Sumitomo Mitsui Trust, NY, 1.53%	2,903,982
3,090,000	Sumitomo Mitsui Trust, NY, 1.69%	3,095,166
1,890,000	Sumitomo Mitsui Trust, NY, 1.70%	1,893,058
2,295,000	Swedbank AB NY Branch, 1.38%	2,298,587
1,400,000	Toronto Dominion Bank, NY, 1.41%	1,402,507
2,900,000	UBS AG Stamford CT, 1.46%	2,905,835
4,075,000	UBS AG Stamford CT, 1.57%	4,083,198
7,475,000	Wells Fargo Bank NA, 1.10%, 4/11/17	7,477,218

Total Certificate of Deposit (Cost $163,880,000)		164,055,668

Commercial Paper (1.3%):
1,270,000	Anz National International, Ltd., 1.28%(d)	1,260,167
4,300,000	AXA Financial, Inc., 1.55%(d)	4,249,229
1,410,000	BPCE, 1.32%(d)	1,398,380
1,515,000	BPCE, 1.37%(d)	1,500,023
1,250,000	Mitsubishi UFJ Trust And Banking, NY, 1.16%(d)	1,243,729
1,355,000	Mizuho Bank, NY, 1.39%(d)	1,343,200
1,485,000	Societe Generale, NY, 1.27%(d)	1,473,446
1,690,000	Standard Chartered Bank plc, 1.43%(d)	1,675,642
2,575,000	Sumitomo Mitsui Trust, NY, 1.22%(d)	2,557,431
1,332,000	Toronto Dominion Bank, NY, 1.35%(d)	1,321,043
3,855,000	Toronto Dominion Bank, NY, 1.38%(d)	3,814,368
3,650,000	Vodafone Group plc, 1.63%(d)	3,610,206

Total Commercial Paper (Cost $25,430,852)		25,446,864

Securities Held as Collateral for Securities on Loan (17.7%):
354,996,235	AZL Enhanced Bond Index Fund Securities Lending Collateral Account(e)	354,996,235

Total Securities Held as Collateral for Securities on Loan (Cost $354,996,235)		354,996,235

Unaffiliated Investment Company (1.1%):
22,120,666	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(d)	22,120,666

Total Unaffiliated Investment Company (Cost $22,120,666)		22,120,666

Total Investment Securities (Cost $2,571,543,503)(f) —126.3%		2,538,016,820
Net other assets (liabilities) — (26.3)%		(528,295,510)

Net Assets — 100.0%		$2,009,721,310

Percentages indicated are based on net assets as of December 31, 2016.

MTN—Medium Term Note

REMIC—Real Estate Mortgage Investment Conduit

Continued

21

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Re-REMIC—Restructured Real Estate Mortgage Investment Conduit

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $346,795,037.

#	All or a portion of the security has been pledged as collateral for open derivative positions.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2016. The date presented represents the final maturity date.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.80% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	The rate represents the effective yield at December 31, 2016.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Australia	0.1%
Canada	0.5%
Colombia	—%
France	0.9%
Germany	0.3%
Guernsey	0.1%
Ireland	0.1%
Israel	—	%NM
Japan	3.1%
Jersey	0.1%
Luxembourg	0.4%
Mexico	0.4%

Country	Percentage
Netherlands	0.9%
Panama	—	%NM
Peru	—	%NM
Sweden	0.3%
Switzerland	1.3%
Turkey	—	%NM
United Kingdom	1.8%
United States	89.7%
Uruguay	—%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Securities Sold Short (-4.1%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Federal Home Loan Mortgage Corporation (TBA)	3.00%	1/15/46	$(27,730,000)	$(27,529,414)	$(27,535,181)	$(5,767)
Federal Home Loan Mortgage Corporation (TBA)	3.00%	1/15/32	(2,046,000)	(2,099,388)	(2,099,399)	(11)
Federal Home Loan Mortgage Corporation (TBA)	2.50%	1/15/32	(1,582,000)	(1,584,781)	(1,584,843)	(62)
Federal Home Loan Mortgage Corporation (TBA)	5.00%	1/15/47	(2,500,000)	(2,724,239)	(2,722,070)	2,169
Federal Home Loan Mortgage Corporation (TBA)	4.00%	2/15/46	(25,513,141)	(26,519,960)	(26,765,378)	(245,418)
Federal National Mortgage Association (TBA)	5.50%	1/25/46	(900,000)	(1,001,109)	(1,000,476)	633
Federal National Mortgage Association (TBA)	4.50%	2/25/46	(628,000)	(670,957)	(673,493)	(2,536)
Federal National Mortgage Association (TBA)	3.50%	1/25/46	(1,825,500)	(1,855,022)	(1,870,995)	(15,973)
Federal National Mortgage Association (TBA)	3.50%	1/25/31	(7,263,000)	(7,562,449)	(7,566,713)	(4,264)
Federal National Mortgage Association (TBA)	4.00%	1/25/46	(3,335,000)	(3,507,563)	(3,506,114)	1,449
Federal National Mortgage Association (TBA)	4.50%	1/25/47	(421,000)	(455,335)	(452,822)	2,513
Federal National Mortgage Association (TBA)	4.00%	2/25/46	(2,855,000)	(2,973,700)	(2,997,471)	(23,771)
Government National Mortgage Association (TBA)	4.50%	1/20/47	(1,745,000)	(1,870,421)	(1,862,446)	7,975
Government National Mortgage Association (TBA)	4.00%	1/20/46	(993,000)	(1,054,906)	(1,054,538)	368

				$(81,409,244)	$(81,691,939)	$(282,695)

Continued

22

AZL Enhanced Bond Index Fund

Schedule of Portfolio Investments

December 31, 2016

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
90-Day Eurodollar March Futures	Short	3/8/17	(147)	$(20,674,873)	$(10,191)
U.S. Treasury 10-Year Note March Futures	Short	3/22/17	(309)	(41,425,313)	15,044
U.S. Treasury 5-Year Note March Futures	Short	3/31/17	(224)	(26,356,750)	80,017
U.S. Treasury 10-Year Note March Futures	Long	3/22/17	558	69,348,938	(103,010)
U.S. Treasury 2-Year Note March Futures	Long	3/31/17	440	95,342,500	(38,760)
U.S. Treasury 30-Year Bond March Futures	Long	3/22/17	24	3,615,750	(6,707)
Ultra Long Term U.S. Treasury Bond March Futures	Long	3/22/17	13	2,083,250	(8,086)

Total					$(71,693)

See accompanying notes to the financial statements.

23

AZL Enhanced Bond Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$2,571,543,503

Investment securities, at value*	$2,538,016,820
Cash	26,850
Interest and dividends receivable	9,922,536
Foreign currency, at value (cost $299,484)	294,677
Receivable for capital shares issued	1,408,458
Receivable for investments sold	166,005,184
Receivable for variation margin on futures contracts	262,290
Prepaid expenses	8,411

Total Assets	2,715,945,226

Liabilities:
Payable for investments purchased	268,009,431
Payable for capital shares redeemed	130,055
Payable for collateral received on loaned securities	354,996,235
Securities sold short (Proceeds received $81,409,244)	81,691,939
Payable for variation margin on futures contracts	227,768
Manager fees payable	587,170
Administration fees payable	51,639
Distribution fees payable	419,409
Custodian fees payable	21,214
Administrative and compliance services fees payable	5,720
Trustee fees payable	4,344
Other accrued liabilities	78,992

Total Liabilities	706,223,916

Net Assets	$2,009,721,310

Net Assets Consist of:
Capital	$2,033,729,424
Accumulated net investment income/(loss)	18,214,031
Accumulated net realized gains/(losses) from investment transactions	(8,336,269)
Net unrealized appreciation/(depreciation) on investments	(33,885,876)

Net Assets	$2,009,721,310

Shares of beneficial interest (unlimited number of shares authorized, no par value)	188,401,644
Net Asset Value (offering and redemption price per share)	$10.67

*	Includes securities on loan of $346,795,037

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$24,105,469
Dividends	77,985
Income from securities lending	593,041

Total Investment Income	24,776,495

Expenses:
Manager fees	3,345,437
Administration fees	386,445
Distribution fees	2,389,608
Custodian fees	40,518
Administrative and compliance services fees	15,730
Trustee fees	47,595
Professional fees	80,456
Shareholder reports	24,374
Other expenses	37,976

Total expenses	6,368,139

Net Investment Income/(Loss)	18,408,356

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(11,030,596)
Net realized gains/(losses) on securities held short	572,030
Net realized gains/(losses) on futures contracts	2,676,975
Change in net unrealized appreciation/depreciation on investments	(26,515,684)

Net Realized/Unrealized Gains/(Losses) on Investments	(34,297,275)

Change in Net Assets Resulting From Operations	$(15,888,919)

See accompanying notes to the financial statements.

24

Statements of Changes in Net Assets

	AZL Enhanced Bond Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$18,408,356	$12,667,518
Net realized gains/(losses) on investment transactions	(7,781,591)	11,942,654
Change in unrealized appreciation/depreciation on investments	(26,515,684)	(17,289,290)

Change in net assets resulting from operations	(15,888,919)	7,320,882

Distributions to Shareholders:
From net investment income	(14,423,627)	(14,242,972)
From net realized gains	(9,626,836)	(8,315,482)

Change in net assets resulting from distributions to shareholders	(24,050,463)	(22,558,454)

Capital Transactions:
Proceeds from shares issued	1,494,336,008	147,790,151
Proceeds from dividends reinvested	24,050,464	22,558,454
Value of shares redeemed	(150,994,846)	(422,267,730)

Change in net assets resulting from capital transactions	1,367,391,626	(251,919,125)

Change in net assets	1,327,452,244	(267,156,697)
Net Assets:
Beginning of period	682,269,066	949,425,763

End of period	$2,009,721,310	$682,269,066

Accumulated net investment income/(loss)	$18,214,031	$14,233,547

Share Transactions:
Shares issued	136,696,292	13,270,633
Dividends reinvested	2,200,408	2,086,813
Shares redeemed	(13,775,065)	(37,390,144)

Change in shares	125,121,635	(22,032,698)

See accompanying notes to the financial statements.

25

AZL Enhanced Bond Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$10.78	$11.13	$10.67	$11.17	$11.02

Investment Activities:
Net Investment Income/(Loss)	0.09	0.27	0.14	0.05	0.09
Net Realized and Unrealized Gains/(Losses) on Investments	0.16	(0.24)	0.43	(0.31)	0.38

Total from Investment Activities	0.25	0.03	0.57	(0.26)	0.47

Dividends to Shareholders From:
Net Investment Income	(0.22)	(0.24)	(0.11)	(0.12)	(0.13)
Net Realized Gains	(0.14)	(0.14)	—	(0.12)	(0.19)

Total Dividends	(0.36)	(0.38)	(0.11)	(0.24)	(0.32)

Net Asset Value, End of Period	$10.67	$10.78	$11.13	$10.67	$11.17

Total Return(a)	2.28%	0.23%	5.35%	(2.32)%	4.22%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,009,721	$682,269	$949,426	$788,913	$503,548
Net Investment Income/(Loss)	1.93%	1.65%	1.49%	1.14%	1.35%
Expenses Before Reductions(b)	0.67%	0.66%	0.65%	0.66%	0.68%
Expenses Net of Reductions	0.67%	0.66%	0.65%	0.66%	0.68%
Portfolio Turnover Rate	288%	342%	564%	663%	385%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

26

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Enhanced Bond Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The

27

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2016

amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $157 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $60,585 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions Corporate Debt Securities	$86,225,989	$—	$—	$—		$86,225,989
Government Securities	245,294,972	23,475,273	—	—		268,770,246

Total Securities Lending Transactions	331,520,962	23,475,273	—	—		354,996,235

Total Borrowings	$331,520,962	$23,475,273	$—	$—		$354,996,235

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$354,996,235

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular

28

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2016

securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2016, no collateral had been posted by the Fund to counterparties for TBAs.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $258.8 million as of December 31, 2016. The monthly average notional amount for these contracts was $122.5 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Interest Rate Risk Exposure

Interest Rate Contracts	Receivable for variation margin on futures contracts	$95,061	Payable for variation margin on futures contracts *	$166,754

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Foreign Currency Risk Exposure

Currency Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$—	$544

Interest Rate Risk Exposure

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	2,676,975	(19,066)

29

AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2016

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Financial Management, Inc. (“BlackRock Financial”), BlackRock Financial provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Enhanced Bond Index Fund	0.35%	0.70%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $8,866 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2016

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Asset Backed Securities	$—	$121,541,802	$121,541,802
Collateralized Mortgage Obligations	—	83,217,355	83,217,355
Corporate Bonds+	—	374,813,153	374,813,153
Yankee Dollars+	—	83,931,026	83,931,026
Municipal Bonds	—	7,519,382	7,519,382

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AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2016

Investment Securities:	Level 1	Level 2	Total
U.S. Government Agency Mortgages	$—	$595,307,539	$595,307,539
U.S. Treasury Obligations	—	705,067,130	705,067,130
Certificate of Deposit	—	164,055,668	164,055,668
Commercial Paper	—	25,446,864	25,446,864
Securities Held as Collateral for Securities on Loan	—	354,996,235	354,996,235
Unaffiliated Investment Company	22,120,666	—	22,120,666

Total Investment Securities	22,120,666	2,515,896,154	2,538,016,820

Securities Sold Short	—	(81,691,939)	(81,691,939)
Other Financial Instruments:*
Futures Contracts	(71,693)	—	(71,693)

Total Investments	$22,048,973	$2,434,204,215	$2,456,253,188

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$3,684,449,640	$2,669,189,198

For the year ended December 31, 2016, cost of purchases and proceeds from sales of long-term U.S. government securities included above were as follows:

	Purchases	Sales
AZL Enhanced Bond Index Fund	$3,120,643,045	$2,483,277,860

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

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AZL Enhanced Bond Index Fund

Notes to the Financial Statements

December 31, 2016

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $2,575,264,123. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,353,303
Unrealized (depreciation)	(41,600,606)

Net unrealized appreciation/(depreciation)	$(37,247,303)

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Fund Name	$4,687,342	$—	$4,687,342

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$20,069,143	$3,981,320	$24,050,463

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Enhanced Bond Index Fund	$20,614,243	$1,944,211	$22,558,454

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Enhanced Bond Index Fund	$18,214,031	$—	$(4,687,342)	$(37,534,803)	$(24,008,114)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Enhanced Bond Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Enhanced Bond Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $3,981,320.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $5,645,434.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

37

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

38

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

39

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

40

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

41

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Gateway Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Gateway Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Gateway Fund and Gateway Investment Advisers, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Gateway Fund (the “Fund”) returned 4.84%. That compared to a 11.96% total return for its benchmark, the S&P 500 Index1. The Fund’s performance reflects its hedged-equity strategy, which seeks to reduce wide swings in the portfolio’s value that can be caused by stock market volatility.

The Fund’s objective is to capture the majority of returns of equity market investments, but at a reduced level of risk. To pursue this strategy, the Fund holds a broadly diversified portfolio of stocks while also using index options to generate cash flow and reduce the risk associated with unhedged equity market investments. We believe selling index call options reduce the Fund’s volatility and may provide steady cash flow, which is an important source of the Fund’s return. However, the use of these options limits the Fund’s ability to profit from increases in the value of its equity portfolio. The Fund also purchases put options to protect against sudden, short-term stock market declines.*

Domestic equities tumbled early in the period amid investor concerns over slowing economic growth in China and falling commodity prices. Stocks rebounded as China’s central bank announced stimulus measures and the U.S. Federal Reserve adopted a cautious tone on interest rates. The U.K.’s Brexit vote to leave the European Union roiled stock markets in June, but equities recovered quickly. Stocks also dipped before the U.S. presidential election but rallied after the election of Donald Trump. Stocks performed well during the period.

The Fund’s relative return was hurt by the relatively low rate of volatility in the markets, as measured by the Chicago Board Options Exchange Volatility Index2 (the VIX). For the year, the VIX averaged 15.83, compared to its long-term average of 19.71. This was surprising given that 2016 was a presidential election year that was marked by unexpected events and high levels of uncertainty. However, election years sometimes bring decreased volatility, and 2016 followed a low-VIX pattern that brought high volatility in the early part of the year, a dip in the third quarter and an uptick again in the final two months. More broadly, the bond market outperformed stocks through the first half of the year, but a post-election surge in equities moved money out of bonds.

Given the Fund’s two-part strategy to protect against market declines and participate in market advances, the relative lack of volatility in 2016 put a damper on the Fund’s performance. The Fund’s downside protection delivered smaller losses than the S&P 500 Index in each of the market downturns early in the period, around the Brexit vote and leading up to the U.S. elections. From December 31, 2015 to February 11, 2016, the Fund’s -5.28% total return outpaced the index by 499 basis points (4.99%); from June 23 to June 27, the Fund’s -2.27% return held up better by 307 basis points (3.07%); and from August 15 to November 4, the Fund’s 1.10% decline beat the benchmark by 328 basis points (3.28%).

However, the Fund lagged the benchmark during market advances. From February 11 to year-end, the Fund’s return of 11.10% underperformed the S&P 500 Index by 13.67 percentage points. Throughout this period, the return of the Fund was consistent with expectations in a low-volatility environment. Also in line with its objectives, the measured risk of the Fund was low relative to the S&P 500, as its standard deviation3 for 2016 was 5.85% versus 13.23% for the Index. In the end, the Fund’s performance was hampered by the consistently low volatility environment during the year, which produced cash flow from call writing that held the Fund back relative to the market’s strong advance.

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.

[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	Chicago Board Options Exchange Market Volatility Index® (VIX®) is a key measure of market expectations of near-term volatility conveyed by the S&P 500 Index options.
[3]	Standard Deviation is a statistical measure of the degree to which an individual value in a probability distribution tends to vary from the mean of the distribution.

1

AZL® Gateway Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to capture the majority of the returns associated with equity market investments, while exposing investors to less risk than other equity investments. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a broadly diversified portfolio of common stocks, while also selling index call options.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
				Since Inception (4/30/10)
	1 Year	3 Year	5 Year
AZL® Gateway Fund	4.84%	3.29%	4.48%	4.11%
S&P 500 Index	11.96%	8.87%	14.66%	12.36%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Gateway Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.25% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500 Index (“S&P 500”), an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, which is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Gateway Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Gateway Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Gateway Fund	$1,000.00	$1,038.00	$5.64	1.10%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Gateway Fund	$1,000.00	$1,019.61	$5.58	1.10%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	20.6%
Financials	14.9
Health Care	12.9
Consumer Discretionary	12.1
Industrials	10.5
Consumer Staples	8.9
Energy	7.3
Utilities	3.2
Telecommunication Services	2.6
Materials	2.5
Real Estate	2.1

Total Common Stocks	97.6
Money Market	5.5
Purchased Put Options	0.4

Total Investment Securities	103.5
Net other assets (liabilities)	(3.5)

Net Assets	100.0%

3

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks+ (97.6%):
Aerospace & Defense (1.8%):
7,844	Boeing Co. (The)	$1,221,154
4,696	Raytheon Co.	666,832
1,071	TransDigm Group, Inc.	266,636
10,317	United Technologies Corp.	1,130,950

		3,285,572

Air Freight & Logistics (0.7%):
10,323	United Parcel Service, Inc., Class B	1,183,429

Airlines (0.6%):
2,553	Alaska Air Group, Inc.	226,528
8,323	American Airlines Group, Inc.	388,601
4,969	JetBlue Airways Corp.*	111,405
5,402	United Continental Holdings, Inc.*	393,697

		1,120,231

Auto Components (0.2%):
1,040	Adient plc*	60,944
1,731	Autoliv, Inc.	195,863
3,718	Cooper Tire & Rubber Co.	144,444

		401,251

Automobiles (0.5%):
63,621	Ford Motor Co.	771,723
641	Tesla Motors, Inc.*	136,975

		908,698

Banks (6.7%):
6,870	Associated Banc-Corp.	169,689
117,950	Bank of America Corp.	2,606,695
37,608	Citigroup, Inc.	2,235,043
25,039	Huntington Bancshares, Inc.	331,016
38,551	JPMorgan Chase & Co.	3,326,566
4,095	Old National Bancorp	74,324
18,260	U.S. Bancorp	938,016
44,258	Wells Fargo & Co.	2,439,058

		12,120,407

Beverages (2.0%):
38,465	Coca-Cola Co. (The)	1,594,759
7,035	Monster Beverage Corp.*	311,932
16,445	PepsiCo, Inc.	1,720,640

		3,627,331

Biotechnology (2.9%):
15,229	AbbVie, Inc.	953,640
3,442	Alexion Pharmaceuticals, Inc.*	421,129
7,039	Amgen, Inc.	1,029,171
2,520	Biogen Idec, Inc.*	714,622
8,088	Celgene Corp.*	936,186
12,764	Gilead Sciences, Inc.	914,030
377	Shire plc, ADR	64,233
3,277	Vertex Pharmaceuticals, Inc.*	241,417

		5,274,428

Building Products (0.5%):
6,547	Fortune Brands Home & Security, Inc.	350,003
11,919	Johnson Controls International plc	490,943

		840,946

Shares		Fair Value
Common Stocks+, continued
Capital Markets (2.5%):
2,871	Affiliated Managers Group, Inc.*	$417,156
18,217	Charles Schwab Corp. (The)	719,025
3,800	CME Group, Inc.	438,330
6,031	Eaton Vance Corp.	252,578
4,082	Goldman Sachs Group, Inc. (The)	977,435
7,615	Intercontinental Exchange, Inc.	429,638
5,603	Legg Mason, Inc.	167,586
17,854	Morgan Stanley	754,332
4,250	TD Ameritrade Holding Corp.	185,300
4,034	Waddell & Reed Financial, Inc., Class A	78,703

		4,420,083

Chemicals (1.9%):
489	Advansix, Inc.*	10,826
1,565	Ashland Global Holdings, Inc.	171,039
1,664	Celanese Corp., Series A	131,023
14,100	Dow Chemical Co. (The)	806,802
9,012	E.I. du Pont de Nemours & Co.	661,481
4,652	Eastman Chemical Co.	349,877
1,263	Ingevity Corp.*	69,288
5,087	LyondellBasell Industries NV, Class A	436,363
4,236	Monsanto Co.	445,670
2,675	Olin Corp.	68,507
4,828	RPM International, Inc.	259,891

		3,410,767

Commercial Services & Supplies (0.3%):
6,338	Waste Management, Inc.	449,428

Communications Equipment (1.1%):
55,193	Cisco Systems, Inc.	1,667,932
3,211	Motorola Solutions, Inc.	266,160
853	Palo Alto Networks, Inc.*	106,668

		2,040,760

Consumer Finance (0.7%):
3,760	Ally Financial, Inc.	71,515
8,298	American Express Co.	614,716
7,338	Discover Financial Services	528,996

		1,215,227

Containers & Packaging (0.4%):
3,534	Avery Dennison Corp.	248,157
3,498	Sonoco Products Co.	184,345
5,594	WestRock Co.	284,007

		716,509

Distributors (0.3%):
4,874	Genuine Parts Co.	465,662

Diversified Financial Services (1.8%):
20,242	Berkshire Hathaway, Inc., Class B*	3,299,041

Diversified Telecommunication Services (2.6%):
56,562	AT&T, Inc.	2,405,582
1,680	SBA Communications Corp., Class A*	173,477
37,359	Verizon Communications, Inc.	1,994,223

		4,573,282

Continued

4

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks+, continued
Electric Utilities (1.5%):
11,097	Alliant Energy Corp.	$420,465
18,590	American Electric Power Co., Inc.	1,170,427
11,464	Duke Energy Corp.	889,836
2,364	Hawaiian Electric Industries, Inc.	78,177
6,162	OGE Energy Corp.	206,119

		2,765,024

Electrical Equipment (0.6%):
6,401	Eaton Corp. plc	429,444
9,856	Emerson Electric Co.	549,472
871	Hubbell, Inc.	101,646

		1,080,562

Electronic Equipment, Instruments & Components (0.5%):
14,486	Corning, Inc.	351,575
7,418	TE Connectivity, Ltd.	513,919

		865,494

Energy Equipment & Services (1.5%):
4,978	Baker Hughes, Inc.	323,421
13,251	Halliburton Co.	716,746
7,364	Patterson-UTI Energy, Inc.	198,239
16,222	Schlumberger, Ltd.	1,361,837

		2,600,243

Equity Real Estate Investment Trusts (2.1%):
3,796	Care Capital Properties, Inc.	94,900
6,370	Digital Realty Trust, Inc.	625,915
21,332	Duke Realty Corp.	566,578
5,523	Extra Space Storage, Inc.	426,597
6,462	Healthcare Realty Trust, Inc.	195,928
7,309	Liberty Property Trust	288,706
2,377	Mack-Cali Realty Corp.	68,981
3,970	Regency Centers Corp.	273,732
5,563	Senior Housing Properties Trust	105,308
13,484	UDR, Inc.	491,896
10,423	Ventas, Inc.	651,645

		3,790,186

Food & Staples Retailing (1.8%):
13,823	CVS Health Corp.	1,090,773
10,774	Walgreens Boots Alliance, Inc.	891,656
16,635	Wal-Mart Stores, Inc.	1,149,811

		3,132,240

Food Products (1.4%):
2,169	Bunge, Ltd.	156,689
14,046	ConAgra Foods, Inc.	555,519
7,059	Kraft Heinz Co. (The)	616,392
4,308	Lamb Weston Holding, Inc.*	163,058
24,231	Mondelez International, Inc., Class A	1,074,160

		2,565,818

Gas Utilities (0.2%):
2,742	National Fuel Gas Co.	155,306
761	ONE Gas, Inc.	48,674
1,627	WGL Holdings, Inc.	124,108

		328,088

Shares		Fair Value
Common Stocks+, continued
Health Care Equipment & Supplies (2.1%):
16,892	Abbott Laboratories	$648,821
8,840	Baxter International, Inc.	391,966
29,866	Boston Scientific Corp.*	646,002
7,622	Hologic, Inc.*	305,795
757	Intuitive Surgical, Inc.*	480,067
16,973	Medtronic plc	1,208,986
1,228	ResMed, Inc.	76,197

		3,757,834

Health Care Providers & Services (2.7%):
6,344	Aetna, Inc.	786,720
4,142	Anthem, Inc.	595,495
9,418	Express Scripts Holding Co.*	647,864
5,862	HCA Holdings, Inc.*	433,905
3,448	Patterson Cos., Inc.	141,471
2,868	Quest Diagnostics, Inc.	263,569
10,727	UnitedHealth Group, Inc.	1,716,750
2,963	Universal Health Services, Inc., Class B	315,204

		4,900,978

Hotels, Restaurants & Leisure (1.1%):
1,261	Domino’s Pizza, Inc.	200,802
6,029	Hilton Worldwide Holdings, Inc.*	163,989
834	Las Vegas Sands Corp.	44,544
9,918	McDonald’s Corp.	1,207,218
3,975	Melco Crown Entertainment, Ltd., ADR	63,203
4,499	MGM Resorts International*	129,706
3,571	Norwegian Cruise Line Holdings, Ltd.*	151,875
1,821	Restaurant Brands International, Inc.	86,789
9,469	Wendy’s Co. (The)	128,021

		2,176,147

Household Durables (0.9%):
6,302	Leggett & Platt, Inc.	308,042
8,581	Newell Rubbermaid, Inc.	383,142
13,704	Toll Brothers, Inc.*	424,824
1,320	Tupperware Brands Corp.	69,458
2,069	Whirlpool Corp.	376,082

		1,561,548

Household Products (1.8%):
4,077	Church & Dwight Co., Inc.	180,163
11,500	Colgate-Palmolive Co.	752,560
3,912	Kimberly-Clark Corp.	446,437
21,870	Procter & Gamble Co. (The)	1,838,830

		3,217,990

Industrial Conglomerates (3.0%):
7,824	3M Co., Class C	1,397,132
83,701	General Electric Co.	2,644,951
10,963	Honeywell International, Inc.	1,270,064

		5,312,147

Insurance (2.9%):
6,185	Aflac, Inc.	430,476
6,861	Allstate Corp. (The)	508,537
12,126	American International Group, Inc.	791,948
4,220	Aon plc	470,657
2,881	Arthur J. Gallagher & Co.	149,697

Continued

5

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks+, continued
Insurance, continued
4,168	FNF Group	$141,545
8,458	Lincoln National Corp.	560,512
9,306	Marsh & McLennan Cos., Inc.	628,993
7,132	Principal Financial Group, Inc.	412,658
6,053	Travelers Cos., Inc. (The)	741,008
7,242	XL Group, Ltd.	269,837

		5,105,868

Internet & Direct Marketing Retail (2.3%):
3,778	Amazon.com, Inc.*	2,833,009
4,359	Netflix, Inc.*	539,644
500	Priceline Group, Inc. (The)*	733,030

		4,105,683

Internet Software & Services (4.7%):
3,041	Alphabet, Inc., Class A*	2,409,841
2,603	Alphabet, Inc., Class C*	2,009,047
479	Baidu, Inc., ADR*	78,752
14,544	eBay, Inc.*	431,811
23,488	Facebook, Inc., Class A*	2,702,295
3,442	VeriSign, Inc.*	261,833
9,612	Yahoo!, Inc.*	371,696

		8,265,275

IT Services (3.4%):
6,394	Automatic Data Processing, Inc.	657,175
3,201	Broadridge Financial Solutions, Inc.	212,226
9,559	Cognizant Technology Solutions Corp., Class A*	535,591
5,705	Fidelity National Information Services, Inc.	431,526
915	FleetCor Technologies, Inc.*	129,491
8,525	International Business Machines Corp.	1,415,065
6,185	Paychex, Inc.	376,543
12,911	PayPal Holdings, Inc.*	509,597
20,996	Visa, Inc., Class A	1,638,108
8,976	Western Union Co.	194,959

		6,100,281

Leisure Products (0.2%):
5,340	Mattel, Inc.	147,117
1,846	Polaris Industries, Inc.	152,092

		299,209

Life Sciences Tools & Services (0.2%):
2,247	Illumina, Inc.*	287,706

Machinery (1.9%):
9,029	Caterpillar, Inc.	837,350
2,991	Cummins, Inc.	408,780
3,814	Deere & Co.	392,995
4,515	Parker Hannifin Corp.	632,100
3,892	Pentair plc	218,224
2,303	Snap-On, Inc.	394,435
4,363	Stanley Black & Decker, Inc.	500,392
2,492	Timken Co.	98,932

		3,483,208

Media (3.1%):
24,384	Comcast Corp., Class A	1,683,715
4,704	Liberty Global plc, Series C*	139,709
2,065	Liberty Global plc, LiLAC, Class C*	43,716

Shares		Fair Value
Common Stocks+, continued
Media, continued
7,817	News Corp., Class B	$92,241
4,629	Omnicom Group, Inc.	393,974
123,474	Sirius XM Holdings, Inc.	549,459
8,392	Time Warner, Inc.	810,080
2,728	Time, Inc.	48,695
16,543	Walt Disney Co. (The)	1,724,111

		5,485,700

Metals & Mining (0.2%):
4,477	Southern Copper Corp.	142,995
5,410	Steel Dynamics, Inc.	192,489
1,535	Worthington Industries, Inc.	72,820

		408,304

Mortgage Real Estate Investment Trusts (0.3%):
14,269	Agnc Investment Corp.	258,697
27,279	Annaly Capital Management, Inc.	271,972

		530,669

Multiline Retail (0.5%):
4,378	Nordstrom, Inc.	209,838
8,858	Target Corp.	639,813

		849,651

Multi-Utilities (1.5%):
7,948	Ameren Corp.	416,952
16,064	CenterPoint Energy, Inc.	395,817
6,745	Consolidated Edison, Inc.	496,972
15,264	Public Service Enterprise Group, Inc.	669,784
11,279	WEC Energy Group, Inc.	661,513

		2,641,038

Oil, Gas & Consumable Fuels (5.8%):
3,499	Cheniere Energy, Inc.*	144,964
19,805	Chevron Corp.	2,331,049
5,374	Concho Resources, Inc.*	712,592
21,286	ConocoPhillips Co.	1,067,280
4,456	Continental Resources, Inc.*	229,662
40,211	Exxon Mobil Corp.	3,629,444
7,460	Gulfport Energy Corp.*	161,434
7,855	HollyFrontier Corp.	257,330
12,619	Occidental Petroleum Corp.	898,851
5,165	ONEOK, Inc.	296,523
9,064	Phillips 66	783,220

		10,512,349

Personal Products (0.0%):
1,355	Herbalife, Ltd.*	65,230

Pharmaceuticals (5.0%):
4,490	Allergan plc*	942,945
15,760	Bristol-Myers Squibb Co.	921,014
9,848	Eli Lilly & Co.	724,320
1,542	Jazz Pharmaceuticals plc*	168,124
25,545	Johnson & Johnson Co.	2,943,040
26,534	Merck & Co., Inc.	1,562,057
53,711	Pfizer, Inc.	1,744,533

		9,006,033

Continued

6

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks+, continued
Professional Services (0.3%):
1,688	Dun & Bradstreet Corp.	$204,788
3,339	Verisk Analytics, Inc.*	271,027

		475,815

Road & Rail (0.7%):
3,185	Avis Budget Group, Inc.*	116,826
1,340	Canadian Pacific Railway, Ltd.	191,312
24,296	CSX Corp.	872,955
3,437	Hertz Global Holdings, Inc.*	74,102

		1,255,195

Semiconductors & Semiconductor Equipment (3.4%):
5,352	Advanced Micro Devices, Inc.*	60,692
5,730	Analog Devices, Inc.	416,113
16,991	Applied Materials, Inc.	548,300
45,326	Intel Corp.	1,643,973
5,753	Linear Technology Corp.	358,700
4,741	Microchip Technology, Inc.	304,135
6,558	NVIDIA Corp.	700,001
14,853	QUALCOMM, Inc.	968,415
3,215	Skyworks Solutions, Inc.	240,032
11,910	Texas Instruments, Inc.	869,073

		6,109,434

Software (4.3%):
10,300	Activision Blizzard, Inc.	371,933
7,622	Adobe Systems, Inc.*	784,685
2,268	ANSYS, Inc.*	209,767
1,981	Dell Technologies, Inc., Class V*	108,896
72,909	Microsoft Corp.	4,530,565
7,555	Nuance Communications, Inc.*	112,570
30,754	Oracle Corp.	1,182,491
1,667	ServiceNow, Inc.*	123,925
8,842	Symantec Corp.	211,235
1,800	Workday, Inc., Class A*	118,962

		7,755,029

Specialty Retail (2.5%):
3,520	American Eagle Outfitters, Inc.	53,398
4,154	Foot Locker, Inc.	294,477
5,538	Gap, Inc. (The)	124,273
15,372	Home Depot, Inc. (The)	2,061,079
3,586	L Brands, Inc.	236,102
13,351	Lowe’s Cos., Inc.	949,523
3,314	Tiffany & Co.	256,603
7,494	TJX Cos., Inc. (The)	563,024

		4,538,479

Technology Hardware, Storage & Peripherals (3.2%):
49,370	Apple, Inc.	5,718,033

Shares or Contracts		Fair Value
Common Stocks+, continued
Textiles, Apparel & Luxury Goods (0.5%):
2,270	Lululemon Athletica, Inc.*	$147,527
4,805	Michael Kors Holdings, Ltd.*	206,518
10,021	Under Armour, Inc., Class A*	291,110
2,313	Under Armour, Inc., Class C*	58,218

		703,373

Tobacco (1.9%):
21,159	Altria Group, Inc.	1,430,772
15,339	Philip Morris International, Inc.	1,403,365
9,445	Reynolds American, Inc.	529,298
3,587	Vector Group, Ltd.	81,568

		3,445,003

Trading Companies & Distributors (0.1%):
2,491	GATX Corp.	153,396

Wireless Telecommunication Services (0.0%):
3,632	Sprint Corp.*	30,581

Total Common Stocks (Cost $115,615,052)		174,737,893

Purchased Options (0.4%):
Total Purchased Options (Cost $1,109,843)		651,673

Unaffiliated Investment Company (5.5%):
9,830,986	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(a)	9,830,986

Total Unaffiliated Investment Company (Cost $9,830,986)		9,830,986

Total Investment Securities (Cost $126,555,881)(b) — 103.5%		185,220,552
Net other assets (liabilities) — (3.5)%		(6,269,793)

Net Assets — 100.0%		$178,950,759

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

*	Non-income producing security.

+	All or a portion of each common stock has been pledged as collateral for outstanding call options written.

(a)	The rate represents the effective yield at December 31, 2016.

(b)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

7

AZL Gateway Fund

Schedule of Portfolio Investments

December 31, 2016

Exchange-traded options purchased as of December 31, 2016 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
S&P 500 Index	Put	2000.00	USD	1/20/17	91	$8,418
S&P 500 Index	Put	2050.00	USD	1/20/17	112	17,080
S&P 500 Index	Put	1975.00	USD	2/17/17	75	29,625
S&P 500 Index	Put	2025.00	USD	2/17/17	180	106,200
S&P 500 Index	Put	2000.00	USD	3/17/17	132	151,800
S&P 500 Index	Put	2075.00	USD	3/17/17	183	338,550

Total (Cost $1,109,843)						$651,673

Exchange-traded options written as of December 31, 2016 were as follows:

Description	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
S&P 500 Index	Call	2200.00	USD	1/06/17	77	$(336,490)
S&P 500 Index	Call	2260.00	USD	1/13/17	84	(81,900)
S&P 500 Index	Call	2175.00	USD	1/20/17	92	(681,260)
S&P 500 Index	Call	2200.00	USD	1/20/17	76	(403,560)
S&P 500 Index	Call	2250.00	USD	1/20/17	91	(170,170)
S&P 500 Index	Call	2200.00	USD	2/17/17	90	(591,750)
S&P 500 Index	Call	2225.00	USD	2/17/17	89	(428,090)
S&P 500 Index	Call	2250.00	USD	3/17/17	92	(419,060)
S&P 500 Index	Call	2275.00	USD	3/17/17	82	(264,450)

Total (Premiums $3,197,616)						$(3,376,730)

See accompanying notes to the financial statements.

8

AZL Gateway Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$126,555,881

Investment securities, at value	$185,220,552
Cash	314
Interest and dividends receivable	236,794
Receivable for investments sold	1,329,217
Reclaims receivable	874
Prepaid expenses	998

Total Assets	186,788,749

Liabilities:
Payable for investments purchased	4,242,248
Payable for capital shares redeemed	47,826
Written Options (Premiums received $3,197,616)	3,376,730
Manager fees payable	119,113
Administration fees payable	4,092
Distribution fees payable	37,223
Custodian fees payable	4,167
Administrative and compliance services fees payable	476
Trustee fees payable	362
Other accrued liabilities	5,753

Total Liabilities	7,837,990

Net Assets	$178,950,759

Net Assets Consist of:
Capital	$152,555,484
Accumulated net investment income/(loss)	2,178,309
Accumulated net realized gains/(losses) from investment transactions	(34,268,595)
Net unrealized appreciation/(depreciation) on investments	58,485,561

Net Assets	$178,950,759

Shares of beneficial interest (unlimited number of shares authorized, no par value)	14,560,611
Net Asset Value (offering and redemption price per share)	$12.29

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$4,321,713
Foreign withholding tax	(674)

Total Investment Income	4,321,039

Expenses:
Manager fees	1,508,592
Administration fees	54,642
Distribution fees	471,435
Custodian fees	9,886
Administrative and compliance services fees	3,342
Trustee fees	11,177
Professional fees	10,226
Shareholder reports	6,434
Other expenses	5,028

Total expenses	2,080,762

Net Investment Income/(Loss)	2,240,277

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	14,142,983
Net realized gains/(losses) on options contracts	(10,376,104)
Change in net unrealized appreciation/depreciation on investments	2,424,904

Net Realized/Unrealized Gains/(Losses) on Investments	6,191,783

Change in Net Assets Resulting From Operations	$8,432,060

See accompanying notes to the financial statements.

9

Statements of Changes in Net Assets

	AZL Gateway Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,240,277	$2,357,693
Net realized gains/(losses) on investment transactions	3,766,879	5,768,353
Change in unrealized appreciation/depreciation on investments	2,424,904	(3,817,975)

Change in net assets resulting from operations	8,432,060	4,308,071

Distributions to Shareholders:
From net investment income	(3,778,083)	(2,407,178)

Change in net assets resulting from distributions to shareholders	(3,778,083)	(2,407,178)

Capital Transactions:
Proceeds from shares issued	20,573,427	19,280,893
Proceeds from dividends reinvested	3,778,083	2,407,178
Value of shares redeemed	(50,762,419)	(40,633,801)

Change in net assets resulting from capital transactions	(26,410,909)	(18,945,730)

Change in net assets	(21,756,932)	(17,044,837)
Net Assets:
Beginning of period	200,707,691	217,752,528

End of period	$178,950,759	$200,707,691

Accumulated net investment income/(loss)	$2,178,309	$3,778,082

Share Transactions:
Shares issued	1,701,718	1,608,509
Dividends reinvested	316,688	204,518
Shares redeemed	(4,236,081)	(3,382,596)

Change in shares	(2,217,675)	(1,569,569)

See accompanying notes to the financial statements.

10

AZL Gateway Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$11.96	$11.87	$11.65	$10.83	$10.44

Investment Activities:
Net Investment Income/(Loss)	0.17	0.15	0.13	0.13	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	0.40	0.08	0.23	0.78	0.37

Total from Investment Activities	0.57	0.23	0.36	0.91	0.43

Dividends to Shareholders From:
Net Investment Income	(0.24)	(0.14)	(0.14)	(0.09)	(0.04)

Total Dividends	(0.24)	(0.14)	(0.14)	(0.09)	(0.04)

Net Asset Value, End of Period	$12.29	$11.96	$11.87	$11.65	$10.83

Total Return(a)	4.84%	1.98%	3.09%	8.44%	4.15%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$178,951	$200,708	$217,753	$212,164	$169,796
Net Investment Income/(Loss)	1.19%	1.11%	1.14%	1.35%	1.74%
Expenses Before Reductions(b)	1.10%	1.10%	1.10%	1.11%	1.14%
Expenses Net of Reductions	1.10%	1.10%	1.10%	1.10%	1.11%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.10%	1.10%	1.10%	1.11%	1.14%
Portfolio Turnover Rate	20%	5%	18%	16%	5%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

11

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Gateway Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

12

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2016

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2016, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the year ended December 31, 2016:

	Number of Contracts	Cost
Options outstanding at December 31, 2015	959	$1,487,578
Options purchased	7,365	11,153,795
Options exercised	—	—
Options expired	(625)	(1,020,623)
Options closed	(6,926)	(10,510,907)

Options outstanding at December 31, 2016	773	$1,109,843

The Fund had the following transactions in written call and put options during the year ended December 31, 2016:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2015	(959)	$(4,888,491)
Options written	(9,619)	(35,103,083)
Options exercised	—	—
Options expired	321	847,542
Options closed	9,484	35,946,416

Options outstanding at December 31, 2016	(773)	$(3,197,616)

13

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2016

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Investment securities, at value (purchased options)	$651,673	Written options	$3,376,730

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on options contracts/Change in unrealized appreciation/depreciation on investments	$(10,376,104)	$(2,335,312)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Gateway Investment Advisers, LLC (“Gateway”), Gateway provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Gateway Fund	0.80%	1.25%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

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AZL Gateway Fund

Notes to the Financial Statements

December 31, 2016

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $2,159 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy.

The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied. Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$174,737,893	$—	$174,737,893
Purchased Put Options	651,673	—	651,673
Unaffiliated Investment Company	9,830,986	—	9,830,986

Total Investment Securities	185,220,552	—	185,220,552

Other Financial Instruments:*
Written Options	(3,376,730)	—	(3,376,730)

Total Investments	$181,843,822	$—	$181,843,822

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.
*	Other Financial Instruments would include any derivative instruments, such as options contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

15

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2016

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Gateway Fund	$37,207,011	$78,727,869

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $128,482,791. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$60,941,678
Unrealized (depreciation)	(4,203,917)

Net unrealized appreciation/(depreciation)	$56,737,761

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs subject to expiration:

Expires 12/31/2018
AZL Gateway Fund	$10,170

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Gateway Fund	$30,601,415	$2,367,383	$32,968,798

During the year ended December 31, 2016, the Fund utilized $1,344,469 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$3,778,083	$—	$3,778,083

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Gateway Fund	$2,407,178	$—	$2,407,178

(a) Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

16

AZL Gateway Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Gateway Fund	$2,178,308	$—	$(32,978,968)	$57,195,935	$26,395,275

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

17

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Gateway Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Gateway Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

18

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deduction available to corporate shareholders.

19

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

21

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

22

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

23

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

24

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

25

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Global Equity Index Fund

(formerly AZL® NFJ International Value Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Global Equity Index Fund Review (unaudited)

(formerly AZL® NFJ International Value Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Global Equity Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016 the AZL® Global Equity Index Fund (the “Fund”) returned -0.93%. That compared to a 8.15% for its benchmark the MSCI World Index1.

The Fund underwent a change in subadvisors on October 14, 2016. On that date the Fund, which previously was named the AZL NFJ International Value Fund, became known as the AZL Global Equity Index Fund and changed subadvisors to BlackRock. The Fund’s change in subadvisors also resulted in a shift from active to passive management and a change in its benchmark to the MSCI World Index.

Global equities posted modest returns in 2016, rebounding from a weak performance in 2015. The first half of the year was dominated by low—in some cases negative—interest rates, as many central banks, most notably the European Central Bank (ECB) and the Bank of Japan (BoJ), initiated or intensified their quantitative easing efforts. Late in the period, developed markets rallied as investors embraced the results of the U.S. elections and strong macroeconomic data. Optimism surrounding president-elect Trump’s reflationary policies outweighed concerns over the ECB’s decision to reduce the pace of its asset purchases. A strong U.S. dollar muted gains for U.S. investors, however.

Under the previous subadvisor, the Fund lagged its benchmark. The Fund’s value strategy, particularly a focus on investments with relatively low price-to-earnings ratios2, underperformed during the first two quarters of 2016 amid the low interest rate environment. This effect was especially pronounced in the Fund’s holding in Japan, China, Europe, and the U.K. The negative impact on value was felt across multiple sectors. For instance, the Fund’s investments in Japan, specifically holdings of an insurance company, a regional bank, a chemical company, and a machinery manufacturer, weighed on relative results as those companies underperformed in an environment where investors favored higher growth names.*

Under the previous subadvisor, stock selection in the telecommunications sector added to relative results. The portfolio’s strategy of targeting higher-yielding companies with lower valuations benefited relative performance. In particular, the Fund’s off-benchmark investment in a Japanese telecommunications operator boosted results.*

Following the change in subadvisor, the Fund was managed with a passive approach, which seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI World Index. During the fourth quarter, financial and energy stocks generated the largest returns in the MSCI World Index (in USD). Real estate and consumer staples were the worst performing sectors for the quarter.*

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures made a small positive contribution to relative results.*

Past performance does not guarantee future results.

*

The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	Price-to-Earnings (P/E) Ratio The price-earnings ratio (P/E Ratio) is the ratio for valuing a company that measures its current share price relative to its per-share earnings.

1

AZL® Global Equity Index Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the MSCI World Index as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 90% of its assets, plus the amount of any borrowing for investment purposes, in securities of the MSCI World Index (the “Underlying Index”) and in depositary receipts representing securities of the Underlying Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
				Since Inception (5/1/09)
	1 Year	3 Year	5 Year
AZL® Global Equity Index Fund	-0.93%	-6.38%	2.01%	5.23%
MSCI World Index (gross of withholding taxes)	8.15%	4.38%	11.04%	12.04%
MSCI World Index (net of withholding taxes)	7.51%	3.80%	10.41%	11.41%
MSCI EAFE Index (gross of withholding taxes)	1.51%	-1.15%	7.02%	8.15%
MSCI EAFE Index (net of withholding taxes)	1.00%	-1.60%	6.53%	7.67%
MSCI World Ex-USA Index (gross of withholding taxes)	3.29%	-1.11%	6.59%	8.06%
MSCI World Ex-USA Index (net of withholding taxes)	2.75%	-1.59%	6.07%	7.55%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Global Equity Index Fund	1.10%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.31% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.80% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Prior to October 14, 2016, the Fund’s performance was compared to the MSCI EAFE Index and to the MSCI ACWI Ex-U.S. Index. The comparison index was changed contemporaneously to the MSCI World with the change in the Fund’s subadviser and investment objective. The Morgan Stanley Capital International, Europe World Index (“MSCI World Index”), a broad global equity benchmark that represents large- and mid-cap equity performance across 23 developed markets countries. The Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) is a free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Morgan Stanley Capital International All Country World Index Ex-U.S. (“MSCI ACWI Ex-U.S.”) Index captures large- and mid-cap representation across 22 of 23 developed markets countries (excluding the U.S.) and 23 emerging markets countries. The Indexes are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Global Equity Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Global Equity Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Global Equity Index Fund	$1,000.00	$1,071.20	$5.15	0.99%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Global Equity Index Fund	$1,000.00	$1,020.16	$5.03	0.99%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	19.3%
Information Technology	14.6
Health Care	12.2
Consumer Discretionary	12.1
Industrials	10.5
Consumer Staples	9.2
Energy	7.6
Materials	5.0
Telecommunication Services	3.3
Real Estate	3.1
Utilities	2.9

Total Common Stocks and Preferred Stocks	99.8
Right	—	^
Money Market	—	^

Total Investment Securities	99.8
Net other assets (liabilities)	0.2

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (99.6%):
Aerospace & Defense (1.7%):
1,624	Arconic, Inc.	$30,109
15,560	BAE Systems plc	112,981
409	BE Aerospace, Inc.	24,618
2,591	Boeing Co. (The)	403,366
8,877	Bombardier, Inc., Class B*	14,283
946	CAE, Inc.	13,233
6,703	Cobham plc	13,506
106	Elbit Systems, Ltd.	10,710
2,545	European Aeronautic Defence & Space Co. NV	167,942
1,135	General Dynamics Corp.	195,969
210	Huntington Ingalls Industries, Inc.	38,680
309	L-3 Communications Holdings, Inc.	47,002
1,189	Lockheed Martin Corp.	297,179
3,047	Meggitt plc	17,204
771	Northrop Grumman Corp.	179,319
1,359	Raytheon Co.	192,978
531	Rockwell Collins, Inc.	49,256
8,888	Rolls-Royce Holdings plc	73,081
1,525	Safran SA	109,780
6,300	Singapore Technologies Engineering, Ltd.	13,988
1,075	Textron, Inc.	52,202
422	Thales SA	40,883
233	TransDigm Group, Inc.	58,008
3,490	United Technologies Corp.	382,573
792	Zodiac Aerospace	18,179

		2,557,029

Air Freight & Logistics (0.6%):
3,812	Bollore, Inc.	13,429
562	C.H. Robinson Worldwide, Inc.	41,172
4,517	Deutsche Post AG	148,309
721	Expeditors International of Washington, Inc.	38,184
1,101	FedEx Corp.	205,006
3,442	Royal Mail plc	19,581
3,061	United Parcel Service, Inc., Class B	350,914
1,300	Yamato Holdings Co., Ltd.	26,357

		842,952

Airlines (0.2%):
4,000	All Nippon Airways Co., Ltd.	10,760
625	American Airlines Group, Inc.	29,181
10,000	Cathay Pacific Airways, Ltd.	13,146
766	Delta Air Lines, Inc.	37,680
966	Deutsche Lufthansa AG, Registered Shares	12,480
1,008	easyJet plc	12,466
4,836	International Consolidated Airlines Group SA	26,092
400	Japan Airlines Co., Ltd.	11,674
5,735	Qantas Airways, Ltd.	13,739
2,200	Singapore Airlines, Ltd.	14,657
631	Southwest Airlines Co.	31,449
338	United Continental Holdings, Inc.*	24,633

		237,957

Auto Components (0.7%):
700	Aisin Sieki Co., Ltd.	30,297
348	Autoliv, Inc.	39,376
852	BorgWarner, Inc.	33,603
3,100	Bridgestone Corp.	111,528

Shares		Fair Value
Common Stocks, continued
Auto Components, continued
797	Compagnie Generale des Establissements Michelin SCA, Class B	$88,636
441	Continental AG	85,835
1,324	Delphi Automotive plc	89,171
2,100	Denso Corp.	90,729
6,575	GKN plc	26,780
1,042	Goodyear Tire & Rubber Co.	32,167
400	Koito Manufacturing Co., Ltd.	21,125
297	Lear Corp.	39,314
304	Linamar Corp.	13,064
1,752	Magna Internationl	76,083
700	NGK Spark Plug Co., Ltd.	15,497
900	NOK Corp.	18,180
459	Nokian Renkaat OYJ	17,107
814	Schaeffler AG	12,012
600	Stanley Electric Co., Ltd.	16,357
2,900	Sumitomo Electric Industries, Ltd.	41,645
700	Sumitomo Rubber Industries, Ltd.	11,075
800	Toyoda Gosei Co., Ltd.	18,660
600	Toyota Industries Corp.	28,499
1,194	Valeo SA	68,597
700	Yokohama Rubber Co., Ltd. (The)	12,480

		1,037,817

Automobiles (1.7%):
1,517	Bayerische Motoren Werke AG (BMW)	142,005
4,210	Daimler AG, Registered Shares	312,403
507	Ferrari NV	29,491
3,647	Fiat Chrysler Automobiles NV	33,122
16,887	Ford Motor Co.	204,839
2,600	Fuji Heavy Industries, Ltd.	105,772
6,346	General Motors Co.	221,095
717	Harley-Davidson, Inc.	41,830
7,100	Honda Motor Co., Ltd.	206,730
2,400	Isuzu Motors, Ltd.	30,302
2,200	Mazda Motor Corp.	35,738
2,700	Mitsubishi Motors Corp.	15,351
10,600	Nissan Motor Co., Ltd.	106,358
1,902	PSA Peugeot Citroen SA*	31,002
927	Renault SA	82,415
1,700	Suzuki Motor Corp.	59,683
541	Tesla Motors, Inc.*	115,606
11,700	Toyota Motor Corp.	683,126
130	Volkswagen AG	18,668
1,100	Yamaha Motor Co., Ltd.	24,138

		2,499,674

Banks (9.6%):
1,278	ABN AMRO Group NV	28,304
4,000	Aozora Bank, Ltd.	14,150
12,677	Australia & New Zealand Banking Group, Ltd.	277,464
28,764	Banco Bilbao Vizcaya Argentaria SA	194,023
21,685	Banco de Sabadell SA	30,181
13,473	Banco Popular Espanol SA	13,010
63,839	Banco Santander SA	333,207
3,600	Bank Hapoalim BM	21,381
5,141	Bank Leumi Le-Israel Corp.*	21,138

Continued

4

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
44,619	Bank of America Corp.	$986,081
4,800	Bank of East Asia, Ltd. (The)	18,312
101,515	Bank of Ireland*	24,962
2,000	Bank of Kyoto, Ltd. (The)	14,809
2,804	Bank of Montreal	201,700
5,409	Bank of Nova Scotia	301,212
1,540	Bank of Queensland, Ltd.	13,156
19,848	Bankia SA	20,274
3,202	Bankinter SA	24,795
76,053	Barclays plc	208,881
3,511	BB&T Corp.	165,087
1,721	Bendigo & Adelaide Bank, Ltd.	15,744
4,589	BNP Paribas SA	292,285
14,500	BOC Hong Kong Holdings, Ltd.	51,915
1,775	Canadian Imperial Bank of Commerce	144,856
3,000	Chiba Bank, Ltd. (The)	18,339
900	Chugoku Bank, Ltd. (The)	12,886
1,300	Chuo Mitsui Trust Holdings, Inc.	46,195
774	CIT Group, Inc.	33,034
12,810	Citigroup, Inc.	761,299
2,169	Citizens Financial Group, Inc.	77,281
690	Comerica, Inc.	46,996
4,125	Commerzbank AG	31,456
7,541	Commonwealth Bank of Australia	447,174
4,400	Concordia Financial Group, Ltd.	21,104
4,079	Credit Agricole SA	50,563
13,526	Criteria Caixacorp SA	44,676
3,011	Danske Bank A/S	91,338
6,900	DBS Group Holdings, Ltd.	82,342
4,840	DnB NOR ASA	72,029
1,178	Erste Group Bank AG	34,485
3,611	Fifth Third Bancorp	97,389
566	First Republic Bank	52,151
3,000	Fukuoka Financial Group, Inc.	13,282
2,300	Hachijuni Bank, Ltd. (The)	13,301
3,000	Hang Seng Bank, Ltd.	55,605
3,000	Hiroshima Bank, Ltd. (The)	13,966
87,855	HSBC Holdings plc	710,244
5,232	Huntington Bancshares, Inc.	69,167
16,933	ING Groep NV	238,262
57,046	Intesa Sanpaolo SpA	145,605
1,600	Japan Post Bank Co., Ltd.	19,172
15,793	JPMorgan Chase & Co.	1,362,779
1,128	KBC Groep NV	69,811
5,185	KeyCorp	94,730
1,900	Kyushu Financial Group, Inc.	12,852
280,151	Lloyds Banking Group plc	215,409
617	M&T Bank Corp.	96,517
3,600	Mebuki Financial Group, Inc.	13,304
2,255	Mediobanca SpA	18,402
55,800	Mitsubishi UFJ Financial Group, Inc.	343,100
934	Mizrahi Tefahot Bank, Ltd.	13,645
104,400	Mizuho Financial Group, Inc.	186,929
12,072	National Australia Bank, Ltd.	266,390
1,518	National Bank of Canada	61,659
3,360	Natixis	18,943

Shares		Fair Value
Common Stocks, continued
Banks, continued
13,176	Nordea Bank AB	$146,547
12,100	Oversea-Chinese Banking Corp., Ltd.	74,263
1,776	People’s United Financial, Inc.	34,383
2,118	PNC Financial Services Group, Inc.	247,721
748	Raiffeisen International Bank-Holding AG*	13,682
6,141	Regions Financial Corp.	88,185
8,600	Resona Holdings, Inc.	44,268
6,581	Royal Bank of Canada	445,449
13,709	Royal Bank of Scotland Group plc*	37,857
4,000	Seven Bank, Ltd.	11,494
4,000	Shinsei Bank, Ltd.	6,728
2,000	Shizuoka Bank, Ltd. (The)	16,756
207	Signature Bank*	31,091
7,504	Skandinaviska Enskilda Banken AB, Class A	78,726
3,450	Societe Generale	169,338
14,355	Standard Chartered plc*	117,553
5,800	Sumitomo Mitsui Financial Group, Inc.	219,907
2,272	SunTrust Banks, Inc.	124,619
600	Suruga Bank, Ltd.	13,359
7,275	Svenska Handelsbanken AB, Class A	101,125
4,262	Swedbank AB, Class A	103,055
8,234	Toronto-Dominion Bank (The)	406,149
7,432	U.S. Bancorp	381,782
27,986	UniCredit SpA	80,442
5,800	United Overseas Bank, Ltd.	81,416
20,958	Wells Fargo & Co.	1,154,996
14,631	Westpac Banking Corp.	342,675
1,000	Yamaguchi Financial Group, Inc.	10,868

		14,075,172

Beverages (2.0%):
3,332	Anheuser-Busch InBev NV	351,832
2,000	Asahi Breweries, Ltd.	63,067
864	Brown-Forman Corp., Class B	38,811
425	Carlsberg A/S, Class B	36,685
2,188	Coca-Cola Amatil, Ltd.	15,953
17,928	Coca-Cola Co. (The)	743,294
1,074	Coca-Cola European Partners plc	33,882
698	Coca-Cola HBC AG	15,211
819	Constellation Brands, Inc., Class C	125,561
10,934	Diageo plc	282,828
834	Dr Pepper Snapple Group, Inc.	75,619
423	Heineken Holding NV	29,410
1,101	Heineken NV	82,456
4,000	Kirin Holdings Co., Ltd.	64,950
768	Molson Coors Brewing Co., Class B	74,734
1,905	Monster Beverage Corp.*	84,468
6,359	PepsiCo, Inc.	665,342
985	Pernod Ricard SA	106,692
149	Remy Cointreau SA	12,707
500	Suntory Beverage & Food, Ltd.	20,687
2,869	Treasury Wine Estates, Ltd.	22,071

		2,946,260

Biotechnology (2.1%):
7,268	AbbVie, Inc.	455,122
436	Actelion, Ltd., Registered Shares	94,268

Continued

5

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Biotechnology, continued
1,048	Alexion Pharmaceuticals, Inc.*	$128,223
593	Alkermes plc*	32,959
3,283	Amgen, Inc.	480,007
958	Biogen Idec, Inc.*	271,670
816	BioMarin Pharmaceutical, Inc.*	67,597
3,383	Celgene Corp.*	391,582
1,883	CSL, Ltd.	136,000
222	Genmab A/S*	36,804
5,770	Gilead Sciences, Inc.	413,190
1,265	Grifols SA	25,131
670	Incyte Corp.*	67,181
349	Regeneron Pharmaceuticals, Inc.*	128,114
445	Seattle Genetics, Inc.*	23,483
3,936	Shire plc	223,001
176	United Therapeutics Corp.*	25,244
1,200	Vertex Pharmaceuticals, Inc.*	88,404

		3,087,980

Building Products (0.5%):
583	A.O. Smith Corp.	27,605
4,000	Asahi Glass Co., Ltd.	27,180
4,149	Assa Abloy AB, Class B	76,998
2,375	Compagnie de Saint-Gobain SA	110,579
1,100	Daikin Industries, Ltd.	100,751
607	Fortune Brands Home & Security, Inc.	32,450
167	Geberit AG, Registered Shares	66,852
4,084	Johnson Controls International plc	168,220
1,000	Lixil Group Corp.	22,664
1,309	Masco Corp.	41,391
500	TOTO, Ltd.	19,735

		694,425

Capital Markets (2.7%):
3,720	3i Group plc	32,310
3,558	Aberdeen Asset Management plc	11,306
210	Affiliated Managers Group, Inc.*	30,513
726	Ameriprise Financial, Inc.	80,542
768	ASX, Ltd.	27,502
4,668	Bank of New York Mellon Corp. (The)	221,170
548	BlackRock, Inc., Class A+	208,536
3,811	Brookfield Asset Management, Inc., Class A	125,756
5,181	Charles Schwab Corp. (The)	204,494
879	CI Financial Corp.	18,903
1,543	CME Group, Inc.	177,985
8,896	Credit Suisse Group AG	127,064
7,000	Daiwa Securities Group, Inc.	43,007
5,678	Deutsche Bank AG, Registered Shares*	102,739
809	Deutsche Boerse AG*	65,898
1,101	E*TRADE Financial Corp.*	38,150
451	Eaton Vance Corp.	18,888
1,684	Franklin Resources, Inc.	66,653
1,641	Goldman Sachs Group, Inc. (The)	392,936
1,005	Hargreaves Lansdown plc	14,999
5,200	Hong Kong Exchanges & Clearing, Ltd.	122,372
454	IGM Financial, Inc.	12,918
2,702	Intercontinental Exchange, Inc.	152,447
1,642	Invesco, Ltd.	49,818

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
2,442	Investec plc	$16,143
2,000	Japan Exchange Group, Inc.	28,650
888	Julius Baer Group, Ltd.	39,437
1,238	London Stock Exchange Group plc	44,474
1,487	Macquarie Group, Ltd.	93,715
732	Moody’s Corp.	69,006
6,269	Morgan Stanley	264,864
473	MSCI, Inc., Class A	37,263
472	NASDAQ OMX Group, Inc. (The)	31,681
20	Nex Group plc	116
15,400	Nomura Holdings, Inc.	90,788
919	Northern Trust Corp.	81,837
73	Partners Group Holding AG	34,174
514	Raymond James Financial, Inc.	35,605
1,228	S&P Global, Inc.	132,059
1,100	SBI Holdings, Inc.	13,963
529	Schroders plc	19,508
544	SEI Investments Co.	26,852
3,200	Singapore Exchange, Ltd.	15,818
1,705	State Street Corp.	132,513
1,118	T. Rowe Price Group, Inc.	84,141
1,046	TD Ameritrade Holding Corp.	45,606
1,467	Thomson Reuters Corp.	64,209
701	Tullett Prebon plc	3,741
15,993	UBS Group AG	250,443

		4,003,512

Chemicals (2.8%):
595	Agrium, Inc.	59,815
1,748	Air Liquide SA	194,022
893	Air Products & Chemicals, Inc.	128,431
700	Air Water, Inc.	12,605
1,113	AkzoNobel NV	69,498
441	Albemarle Corp.	37,961
263	Arkema SA	25,690
6,000	Asahi Kasei Corp.	52,243
250	Ashland Global Holdings, Inc.	27,323
832	Axalta Coating Systems, Ltd.*	22,630
4,133	BASF SE	385,391
586	Celanese Corp., Series A	46,142
902	CF Industries Holdings, Inc.	28,395
384	Christian Hansen Holding A/S	21,245
284	Covestro AG	19,535
512	Croda International plc	20,082
1,000	Daicel Chemical Industries, Ltd.	10,976
4,927	Dow Chemical Co. (The)	281,923
3,823	E.I. du Pont de Nemours & Co.	280,608
589	Eastman Chemical Co.	44,299
1,147	Ecolab, Inc.	134,451
34	EMS-Chemie Holding AG	17,280
653	Evonik Industries AG	19,440
522	FMC Corp.	29,524
172	Frutarom Industries, Ltd.	8,781
275	Fuchs Petrolub SE	11,546
48	Givaudan SA, Registered Shares	87,963
500	Hitachi Chemical Co., Ltd.	12,479
6,485	Incitec Pivot, Ltd.	16,766

Continued

6

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
319	International Flavor & Fragrances, Inc.	$37,588
3,372	Israel Chemicals, Ltd.	13,778
758	Johnson Matthey plc	29,613
800	JSR Corp.	12,589
747	K+S AG, Registered Shares	17,854
1,000	Kaneka Corp.	8,130
1,500	Kansai Paint Co., Ltd.	27,589
726	Koninklijke DSM NV	43,457
1,300	Kuraray Co., Ltd.	19,456
362	Lanxess AG	23,716
812	Linde AG	133,127
1,589	Lyondellbasell Industries NV	136,305
537	Methanex Corp.	23,556
5,800	Mitsubishi Chemical Holdings Corp.	37,380
800	Mitsubishi Gas Chemical Co., Inc.	13,624
4,000	Mitsui Chemicals, Inc.	17,923
1,996	Monsanto Co.	209,999
1,289	Mosaic Co. (The)	37,806
600	Nippon Paint Holdings Co., Ltd.	16,263
600	Nissan Chemical Industries, Ltd.	20,005
800	Nitto Denko Corp.	61,263
899	Novozymes A/S, Class B	30,946
1,427	Orica, Ltd.	18,123
3,670	Potash Corp. of Saskatchewan, Inc.	66,401
1,164	PPG Industries, Inc.	110,301
1,282	Praxair, Inc.	150,238
382	Sherwin Williams Co.	102,659
1,800	Shin-Etsu Chemical Co., Ltd.	138,745
9	Sika AG, Class B	43,244
364	Solvay SA	42,594
6,000	Sumitomo Chemical Co., Ltd.	28,391
485	Symrise AG	29,496
429	Syngenta AG	169,584
600	Taiyo Nippon Sanso Corp.	6,927
700	Teijin, Ltd.	14,157
6,000	Toray Industries, Inc.	48,501
508	Umicore SA	28,911
299	Valspar Corp. (The)	30,979
280	W.R. Grace & Co.	18,939
682	Yara International ASA	26,874

		4,154,075

Commercial Services & Supplies (0.4%):
1,000	Babcock International Group plc	11,730
7,131	Brambles, Ltd.	63,596
344	Cintas Corp.	39,753
2,000	Dai Nippon Printing Co., Ltd.	19,723
793	Edenred	15,713
6,037	G4S plc	17,467
648	ISS A/S	21,838
400	Park24 Co., Ltd.	10,840
959	Republic Services, Inc., Class A	54,711
900	SECOM Co., Ltd.	65,685
1,209	Securitas AB, Class B	19,022
109	Societe BIC SA	14,814
300	Sohgo Security Services Co., Ltd.	11,508
334	Stericycle, Inc.*	25,731

Shares		Fair Value
Common Stocks, continued
Commercial Services & Supplies, continued
2,000	Toppan Printing Co., Ltd.	$19,063
885	Waste Connections, Inc.	69,552
2,076	Waste Management, Inc.	147,209

		627,955

Communications Equipment (0.8%):
22,118	Cisco Systems, Inc.	668,405
266	F5 Networks, Inc.*	38,496
501	Harris Corp.	51,337
1,365	Juniper Networks, Inc.	38,575
628	Motorola Solutions, Inc.	52,055
25,871	Nokia OYJ	124,400
452	Palo Alto Networks, Inc.*	56,523
13,421	Telefonaktiebolaget LM Ericsson, Class B	78,273

		1,108,064

Construction & Engineering (0.4%):
1,085	ACS, Actividades de Construccion y Servicios SA	34,200
805	Bouygues SA	28,807
545	Cimic Group, Ltd.	13,699
227	Eiffage SA	15,825
2,612	Ferrovial SA	46,707
547	Fluor Corp.	28,728
89	Hochtief AG	12,443
481	Jacobs Engineering Group, Inc.*	27,417
800	JGC Corp.	14,488
5,000	Kajima Corp.	34,522
377	Koninklijke Boskalis Westminster NV	13,071
2,600	Obayashi Corp.	24,781
2,000	Shimizu Corp.	18,263
1,652	Skanska AB, Class B	38,952
583	SNC-Lavalin Group, Inc.	25,096
4,000	TAISEI Corp.	27,962
2,204	Vinci SA	149,893

		554,854

Construction Materials (0.4%):
4,102	Boral, Ltd.	15,956
3,814	CRH plc	131,801
2,471	Fletcher Building, Ltd.	18,145
608	HeidelbergCement AG	56,715
174	Imerys SA	13,182
1,726	James Hardie Industries SE	27,324
2,047	LafargeHolcim, Ltd., Registered Shares	107,562
239	Martin Marietta Materials, Inc.	52,946
5,000	Taiheiyo Cement Corp.	15,780
671	Vulcan Materials Co.	83,975

		523,386

Consumer Finance (0.6%):
3,000	ACOM Co., Ltd.*	13,092
700	Aeon Credit Service Co., Ltd.	12,383
1,649	Ally Financial, Inc.	31,364
3,530	American Express Co.	261,503
2,275	Capital One Financial Corp.	198,471
700	Credit Saison Co., Ltd.	12,456
1,815	Discover Financial Services	130,843
1,386	Navient Corp.	22,772
552	Provident Financial plc	19,404

Continued

7

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Consumer Finance, continued
3,553	Synchrony Financial	$128,867

		831,155

Containers & Packaging (0.3%):
5,978	Amcor, Ltd.	64,381
351	Avery Dennison Corp.	24,647
847	Ball Corp.	63,584
109	CCL Industries, Inc.	21,418
559	Crown Holdings, Inc.*	29,387
1,756	International Paper Co.	93,173
370	Packaging Corp. of America	31,383
778	Sealed Air Corp.	35,275
600	Toyo Seikan Kaisha, Ltd.	11,175
987	WestRock Co.	50,110

		424,533

Distributors (0.1%):
670	Genuine Parts Co.	64,012
700	Jardine Cycle & Carriage, Ltd.	19,819
1,183	LKQ Corp.*	36,259

		120,090

Diversified Consumer Services (0.0%):
400	Benesse Holdings, Inc.	11,007
876	H&R Block, Inc.	20,139

		31,146

Diversified Financial Services (0.9%):
11,633	AMP, Ltd.	42,189
5,327	Berkshire Hathaway, Inc., Class B*	868,194
2,251	Challenger, Ltd.	18,197
1,420	Element Fleet Management Corp.	13,179
212	Eurazeo	12,399
446	EXOR NV	19,232
12,000	First Pacific Co., Ltd.	8,382
415	Groupe Bruxelles Lambert SA	34,812
681	Industrivarden AB, Class C	12,697
2,138	Investor AB, Class B	79,931
1,210	Kinnevik AB	29,003
171	L E Lundbergforetagen AB	10,486
1,211	Leucadia National Corp.	28,156
2,600	Mitsubishi UFJ Lease & Finance Co., Ltd.	13,398
317	Onex Corp.	21,578
6,500	ORIX Corp.	100,714
181	Pargesa Holding SA	11,790
812	Voya Financial, Inc.	31,847
105	Wendel	12,640

		1,368,824

Diversified Telecommunication Services (2.6%):
26,899	AT&T, Inc.	1,144,014
597	BCE, Inc.	25,806
582	Belgacom SA	16,755
6,945	Bezeq Israeli Telecommunication Corp., Ltd. (The)	13,196
36,896	BT Group plc	167,050
2,763	CenturyLink, Inc.	65,704
14,372	Deutsche Telekom AG, Registered Shares	246,870
563	Elisa OYJ	18,294
8,606	France Telecom SA	130,583

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
4,274	Frontier Communications Corp.	$14,446
10,000	HKT Trust & HKT, Ltd.	12,239
103	Iliad SA	19,782
1,746	Inmarsat plc	16,103
13,592	Koninklijke (Royal) KPN NV	40,243
1,485	Level 3 Communications, Inc.*	83,695
3,200	Nippon Telegraph & Telephone Corp.	134,532
468	Numericable-SFR*	13,193
21,000	PCCW, Ltd.	11,318
492	SBA Communications Corp., Class A*	50,804
35,800	Singapore Telecommunications, Ltd.	89,866
105	Swisscom AG, Registered Shares	46,961
3,158	TDC A/S*	16,217
9,590	Telecom Corp. of New Zealand, Ltd.	22,669
21,887	Telecom Italia SpA	15,817
41,770	Telecom Italia SpA*	36,772
3,135	Telefonica Deutschland Holding AG	13,395
20,420	Telefonica SA	189,328
3,808	Telenor ASA	56,815
10,107	Telia Co AB	40,678
21,048	Telstra Corp., Ltd.	77,340
752	TELUS Corp.	23,946
2,193	TPG Telecom, Ltd.	10,761
17,957	Verizon Communications, Inc.	958,545
2,988	Vocus Communications, Ltd.	8,316
709	Zayo Group Holdings, Inc.*	23,298

		3,855,351

Electric Utilities (1.8%):
912	Alliant Energy Corp.	34,556
2,298	American Electric Power Co., Inc.	144,682
10,435	AusNet Services	11,883
3,000	Cheung Kong Infrastructure Holdings, Ltd.	23,862
2,500	Chubu Electric Power Co., Inc.	34,879
1,100	Chugoku Electric Power Co., Inc. (The)	12,886
7,500	CLP Holdings, Ltd.	68,532
3,442	Contact Energy, Ltd.	11,113
378	Dong Energy A/S*	14,309
3,077	Duke Energy Corp.	238,837
1,523	Edison International	109,641
9,354	EDP—Energias de Portugal SA	28,482
1,079	Electricite de France	10,962
225	Emera, Inc.	7,607
1,282	Endesa SA	27,142
33,339	Enel SpA	146,691
737	Entergy Corp.	54,147
1,543	Eversource Energy	85,220
4,035	Exelon Corp.	143,202
2,119	FirstEnergy Corp.	65,625
1,790	Fortis, Inc.	55,280
1,782	Fortum OYJ	27,271
7,500	HK Electric Investments, Ltd.	6,184
1,100	Hokuriku Electric Power Co.	12,310
6,500	Hongkong Electric Holdings, Ltd.	57,268
665	Hydro One, Ltd.	11,680
24,593	Iberdrola SA	161,245
2,800	Kansai Electric Power Co., Inc. (The)*	30,566

Continued

8

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
1,700	Kyushu Electric Power Co., Inc.	$18,389
3,588	Mighty River Power, Ltd.	7,349
2,079	NextEra Energy, Inc.	248,358
776	OGE Energy Corp.	25,957
2,254	PG&E Corp.	136,976
461	Pinnacle West Capital Corp.	35,972
3,122	PPL Corp.	106,304
4,242	Scottish & Southern Energy plc	81,078
4,265	Southern Co. (The)	209,795
6,778	Terna SpA	31,003
1,800	Tohoku Electric Power Co., Inc.	22,715
5,700	Tokyo Electric Power Co., Inc. (The)*	22,976
567	Westar Energy, Inc.	31,950
2,446	Xcel Energy, Inc.	99,552

		2,714,436

Electrical Equipment (0.9%):
8,464	ABB, Ltd.	178,231
172	Acuity Brands, Inc.	39,708
933	AMETEK, Inc.	45,344
1,959	Eaton Corp. plc	131,429
3,004	Emerson Electric Co.	167,473
2,000	Fuji Electric Holdings Co., Ltd.	10,349
1,303	Legrand SA	73,781
200	Mabuchi Motor Co., Ltd.	10,388
9,200	Mitsubishi Electric Corp.	127,911
1,100	Nidec Corp.	94,612
350	OSRAM Licht AG	18,372
801	Prysmian SpA	20,558
582	Rockwell Automation, Inc.	78,221
2,458	Schneider Electric SA	170,776
672	Sensata Technologies Holding NV*	26,174
996	Vestas Wind Systems A/S	64,743

		1,258,070

Electronic Equipment, Instruments & Components (0.8%):
700	ALPS Electric Co., Ltd.	16,852
1,388	Amphenol Corp., Class A	93,274
370	Arrow Electronics, Inc.*	26,381
523	Avnet, Inc.	24,900
593	CDW Corp.	30,889
4,662	Corning, Inc.	113,147
2,085	Flextronics International, Ltd.*	29,961
543	FLIR Systems, Inc.	19,651
500	Hamamatsu Photonics K.K.	13,118
1,024	Hexagon AB, Class B	36,533
100	Hirose Electric Co., Ltd.	12,368
300	Hitachi High-Technologies Corp.	12,077
20,000	Hitachi, Ltd.	107,774
214	Ingenico Group	17,084
200	Keyence Corp.	137,052
1,600	Kyocera Corp.	79,369
900	Murata Manufacturing Co., Ltd.	119,866
2,000	Nippon Electric Glass Co., Ltd.	10,792
700	Omron Corp.	26,794
1,000	Shimadzu Corp.	15,896
500	TDK Corp.	34,290

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components, continued
1,599	TE Connectivity, Ltd.	$110,779
984	Trimble Navigation, Ltd.*	29,668
1,000	Yaskawa Electric Corp.	15,513
900	Yokogawa Electric Corp.	12,997

		1,147,025

Energy Equipment & Services (0.7%):
1,727	Baker Hughes, Inc.	112,203
178	Core Laboratories NV	21,367
901	FMC Technologies, Inc.*	32,013
3,755	Halliburton Co.	203,108
427	Helmerich & Payne, Inc.	33,050
1,928	National-Oilwell Varco, Inc.	72,184
1,258	Petrofac, Ltd.	13,442
29,379	Saipem SpA*	16,436
6,148	Schlumberger, Ltd.	516,124
432	Technip-Coflexip SA	30,651
1,915	Tenaris SA	34,131
3,456	Weatherford International plc*	17,245

		1,101,954

Equity Real Estate Investment Trusts (2.4%):
297	Alexandria Real Estate Equities, Inc.	33,006
1,860	American Tower Corp.	196,565
13,600	Ascendas Real Estate Investment Trust	21,255
661	AvalonBay Communities, Inc.	117,096
695	Boston Properties, Inc.	87,417
3,789	British Land Co. plc	29,354
1,163	Brixmor Property Group, Inc.	28,400
349	Camden Property Trust	29,340
10,600	CapitaCommercial Trust	10,776
10,000	CapitaMall Trust	12,968
1,476	Crown Castle International Corp.	128,073
5	Daiwahouse Residential Investment Corp.	12,645
4,885	Dexus Property Group	33,996
716	Digital Realty Trust, Inc.	70,354
1,337	Duke Realty Corp.	35,511
325	Equinix, Inc.	116,158
1,437	Equity Residential Property Trust	92,485
327	Essex Property Trust, Inc.	76,028
492	Extra Space Storage, Inc.	38,002
295	Federal Realty Investment Trust	41,922
126	Fonciere des Regions SA	10,989
158	Gecina SA	21,841
2,344	General Growth Properties, Inc.*	58,553
9,072	GPT Group	32,890
716	H&R Real Estate Investment Trust	11,931
3,070	Hammerson plc	21,627
2,044	HCP, Inc.	60,748
2,888	Host Hotels & Resorts, Inc.	54,410
168	ICADE	11,985
957	Iron Mountain, Inc.	31,083
4	Japan Prime Realty Investment Corp.	15,760
5	Japan Real Estate Investment Corp.	27,271
11	Japan Retail Fund Investment Corp.	22,282
1,638	Kimco Realty Corp.	41,212
844	Klepierre	33,145

Continued

9

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
3,079	Land Securities Group plc	$40,667
3,609	Liberty International plc	12,535
566	Liberty Property Trust	22,357
9,000	Link REIT (The)	58,120
500	Macerich Co. (The)	35,420
6,849	Macquarie Goodman Group	35,328
510	Mid-America Apartment Communities, Inc.	49,939
14,289	Mirvac Group	21,928
661	National Retail Properties, Inc.	29,216
5	Nippon Building Fund, Inc.	27,709
6	Nippon Prologis REIT, Inc.	12,268
15	Nomura Real Estate Master Fund, Inc.	22,689
2,369	ProLogis, Inc.	125,060
627	Public Storage, Inc.	140,135
1,090	Realty Income Corp.	62,653
394	Regency Centers Corp.	27,166
626	RioCan REIT	12,417
28,193	Scentre Group	94,609
3,251	SERGO plc	18,395
1,374	Simon Property Group, Inc.	244,118
397	SL Green Realty Corp.	42,697
491	Smart Real Estate Investment Trust	11,810
11,394	Stockland Trust Group	37,616
16,500	Suntec REIT	18,714
1,048	UDR, Inc.	38,231
496	Unibail-Rodamco SE	118,218
11	United Urban Investment Corp.	16,743
1,670	Ventas, Inc.	104,408
4,762	VEREIT, Inc.	40,287
12,778	Vicinity Centres	27,634
769	Vornado Realty Trust	80,261
1,689	Welltower, Inc.	113,045
8,947	Westfield Corp.	60,711
3,596	Weyerhaeuser Co.	108,204

		3,578,386

Food & Staples Retailing (2.0%):
2,500	Aeon Co., Ltd.	35,379
1,986	Alimentation Couche-Tard, Inc.	90,062
2,550	Carrefour SA	61,338
240	Casino Guichard-Perrachon SA	11,513
279	Colruyt SA	13,800
1,915	Costco Wholesale Corp.	306,611
4,690	CVS Health Corp.	370,088
2,597	Distribuidora Internacional de Alimentacion SA	12,746
850	Empire Co., Ltd., Class A	9,953
300	FamilyMart Co., Ltd.	19,934
390	ICA Gruppen AB	11,884
6,388	J Sainsbury plc	19,569
858	Jean Coutu Group, Inc., Class A	13,370
1,522	Jeronimo Martins SGPS SA	23,605
5,602	Koninklijke Ahold Delhaize NV	117,893
4,179	Kroger Co. (The)	144,217
200	LAWSON, Inc.	14,042
1,033	Loblaw Cos., Ltd.	54,509
706	Metro AG	23,426
906	Metro, Inc.	27,102

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing, continued
4,065	Rite Aid Corp.*	$33,496
3,300	Seven & I Holdings Co., Ltd.	125,601
200	Sundrug Co., Ltd.	13,821
2,306	Sysco Corp.	127,683
38,481	Tesco plc*	97,937
100	Tsuruha Holdings, Inc.	9,466
4,022	Walgreens Boots Alliance, Inc.	332,861
6,826	Wal-Mart Stores, Inc.	471,812
4,924	Wesfarmers, Ltd.	149,461
218	Weston (George), Ltd.	18,445
1,256	Whole Foods Market, Inc.	38,635
8,734	William Morrison Supermarkets plc	24,808
5,372	Woolworths, Ltd.	93,193

		2,918,260

Food Products (2.2%):
2,400	Ajinomoto Co., Inc.	48,276
2,776	Archer-Daniels-Midland Co.	126,724
344	Aryzta AG	15,151
1,397	Associated British Foods plc	47,206
11	Barry Callebaut AG, Registered Shares	13,466
553	Bunge, Ltd.	39,949
300	Calbee, Inc.	9,387
795	Campbell Soup Co.	48,074
1,979	ConAgra Foods, Inc.	78,269
2,702	Danone SA	170,999
2,744	General Mills, Inc.	169,497
45,600	Golden Agri-Resources, Ltd.	13,471
718	Hershey Co. (The)	74,263
1,150	Hormel Foods Corp.	40,032
288	Ingredion, Inc.	35,988
509	JM Smucker Co. (The)	65,183
1,260	Kellogg Co.	92,875
593	Kerry Group plc, Class A	42,398
1,000	Kikkoman Corp.	31,948
2,774	Kraft Heinz Co. (The)	242,225
4	Lindt & Spruengli AG	20,724
1,474	Marine Harvest	26,598
472	McCormick & Co.	44,052
830	Mead Johnson Nutrition Co.	58,731
600	Meiji Holdings Co., Ltd.	47,075
6,801	Mondelez International, Inc., Class A	301,487
13,608	Nestle SA, Registered Shares	976,337
1,000	Nippon Meat Packers, Inc.	27,001
800	Nisshin Seifun Group, Inc.	11,996
200	Nissin Foods Holdings Co., Ltd.	10,496
3,107	Orkla ASA, Class A	28,130
1,007	Saputo, Inc.	35,637
1,836	Tate & Lyle plc	15,987
300	Toyo Suisan Kaisha, Ltd.	10,853
1,403	Tyson Foods, Inc., Class A	86,537
23,000	WH Group, Ltd.	18,519
696	WhiteWave Foods Co., Class A*	38,698
10,700	Wilmar International, Ltd.	26,407
300	Yakult Honsha Co., Ltd.	13,891
500	Yamazaki Baking Co., Ltd.	9,651

		3,214,188

Continued

10

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Gas Utilities (0.2%):
5,526	APA Group	$34,136
417	Atmos Energy Corp.	30,921
1,377	Gas Natural SDG SA	25,937
34,000	Hong Kong & China Gas Co., Ltd.	60,105
2,585	Italgas SpA*	10,170
8,000	Osaka Gas Co., Ltd.	30,732
3,000	Toho Gas Co., Ltd.	24,368
10,000	Tokyo Gas Co., Ltd.	45,148
697	UGI Corp.	32,117

		293,634

Health Care Equipment & Supplies (1.8%):
6,427	Abbott Laboratories	246,861
324	Align Technology, Inc.*	31,146
1,991	Baxter International, Inc.	88,281
984	Becton, Dickinson & Co.	162,901
5,896	Boston Scientific Corp.*	127,530
366	C.R. Bard, Inc.	82,226
263	Cochlear, Ltd.	23,213
461	Coloplast A/S, Class B	31,028
192	Cooper Cos., Inc. (The)	33,587
2,825	Danaher Corp.	219,898
1,165	DENTSPLY SIRONA, Inc.	67,255
377	Dexcom, Inc.*	22,507
995	Edwards Lifesciences Corp.*	93,232
994	Essilor International SA Compagnie Generale d’Optique	112,281
747	Getinge AB, Class B	11,970
974	Hologic, Inc.*	39,077
1,700	HOYA Corp.	71,260
352	IDEXX Laboratories, Inc.*	41,279
165	Intuitive Surgical, Inc.*	104,638
6,162	Medtronic plc	438,919
1,100	Olympus Co., Ltd.	37,934
548	ResMed, Inc.	34,003
3,822	Smith & Nephew plc	56,933
211	Sonova Holding AG, Registered Shares	25,537
1,318	St. Jude Medical, Inc.	105,690
1,473	Stryker Corp.	176,480
600	Sysmex Corp.	34,686
198	Teleflex, Inc.	31,908
1,700	Terumo Corp.	62,639
379	Varian Medical Systems, Inc.*	34,027
646	William Demant Holding A/S*	11,234
940	Zimmer Holdings, Inc.	97,008

		2,757,168

Health Care Providers & Services (1.8%):
1,590	Aetna, Inc.	197,176
1,356	Al Noor Hospitals Group plc	12,812
700	Alfresa Holdings Corp.	11,542
920	AmerisourceBergen Corp.	71,935
1,183	Anthem, Inc.	170,080
1,432	Cardinal Health, Inc.	103,061
667	Centene Corp.*	37,692
1,117	Cigna Corp.	148,997
650	DaVita, Inc.*	41,730

Shares		Fair Value
Common Stocks, continued
Health Care Providers & Services, continued
240	Envision Healthcare Corp.*	$15,190
2,751	Express Scripts Holding Co.*	189,241
966	Fresenius Medical Care AG & Co., KGaA	81,889
1,907	Fresenius SE & Co. KGaA	148,942
1,324	HCA Holdings, Inc.*	98,002
7,247	Healthscope, Ltd.	11,935
332	Henry Schein, Inc.*	50,368
698	Humana, Inc.	142,413
463	Laboratory Corp. of America Holdings*	59,440
987	McKesson Corp.	138,624
800	Medipal Holdings Corp.	12,562
366	MEDNAX, Inc.*	24,398
300	Miraca Holdings, Inc.	13,438
324	Patterson Cos., Inc.	13,294
640	Quest Diagnostics, Inc.	58,816
548	Ramsay Health Care, Ltd.	27,008
1,923	Ryman Healthcare, Ltd.	10,846
1,491	Sonic Healthcare, Ltd.	23,006
400	Suzuken Co., Ltd.	13,049
4,178	UnitedHealth Group, Inc.	668,646
359	Universal Health Services, Inc., Class B	38,190

		2,634,322

Health Care Technology (0.1%):
1,514	Cerner Corp.*	71,718
700	M3, Inc.	17,622

		89,340

Hotels, Restaurants & Leisure (1.6%):
665	Accor SA	24,788
929	Aramark Holdings Corp.	33,184
2,102	Aristocrat Leisure, Ltd.	23,448
1,610	Carnival Corp., Class A	83,817
863	Carnival plc	43,716
116	Chipotle Mexican Grill, Inc.*	43,769
7,995	Compass Group plc	147,343
1,460	Crown, Ltd.	12,170
480	Darden Restaurants, Inc.	34,906
255	Domino’s Pizza Enterprises, Ltd.	11,874
200	Domino’s Pizza, Inc.	31,848
511	Flight Centre, Ltd.	11,495
11,000	Galaxy Entertainment Group, Ltd.	47,325
34,800	Genting Singapore plc	21,634
2,147	Hilton Worldwide Holdings, Inc.*	58,398
736	InterContinental Hotels Group plc	32,840
2,078	Las Vegas Sands Corp.	110,986
1,487	Marriott International, Inc., Class A	122,945
3,731	McDonald’s Corp.	454,136
400	McDonald’s Holdings Co., Ltd.	10,457
763	Melco Crown Entertainment, Ltd., ADR	12,132
2,822	Merlin Entertainments plc	15,590
7,600	MGM China Holdings, Ltd.	15,690
1,778	MGM Resorts International*	51,260
621	Norwegian Cruise Line Holdings, Ltd.*	26,411
900	Oriental Land Co., Ltd.	50,815
422	Paddy Power plc	45,084
873	Restaurant Brands International, Inc.	41,585

Continued

11

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
870	Royal Caribbean Cruises, Ltd.	$71,375
9,600	Sands China, Ltd.	41,290
12,000	Shangri-La Asia, Ltd.	12,640
10,000	SJM Holdings, Ltd.	7,815
372	Sodexo SA	42,741
6,432	Starbucks Corp.	357,105
3,310	Tabcorp Holdings, Ltd.	11,482
5,782	Tatts Group, Ltd.	18,665
1,739	TUI AG	24,843
710	Whitbread plc	32,998
3,335	William Hill plc	11,884
448	Wyndham Worldwide Corp.	34,214
8,000	Wynn Macau, Ltd.	12,667
321	Wynn Resorts, Ltd.	27,770
1,588	Yum! Brands, Inc.	100,568

		2,427,703

Household Durables (0.7%):
3,899	Barratt Developments plc	22,178
503	Berkeley Group Holdings plc (The)	17,384
900	Casio Computer Co., Ltd.	12,687
1,387	D.R. Horton, Inc.	37,907
1,272	Electrolux AB, Series B	31,596
447	Garmin, Ltd.	21,675
278	Harman International Industries, Inc.	30,902
2,648	Husqvarna AB, Class B	20,570
600	Iida Group Holdings Co., Ltd.	11,360
538	Leggett & Platt, Inc.	26,297
726	Lennar Corp., Class A	31,167
254	Mohawk Industries, Inc.*	50,719
1,951	Newell Rubbermaid, Inc.	87,112
1,300	Nikon Corp.	20,143
9,900	Panasonic Corp.	100,488
1,542	Persimmon plc	33,642
1,202	PulteGroup, Inc.	22,093
100	Rinnai Corp.	8,057
2,000	Sekisui Chemical Co., Ltd.	31,834
2,800	Sekisui House, Ltd.	46,511
7,000	Sharp Corp.*	16,128
6,000	Sony Corp.	166,768
16,755	Taylor Wimpey plc	31,462
7,500	Techtronic Industries Co., Ltd.	26,868
621	Toll Brothers, Inc.*	19,251
302	Whirlpool Corp.	54,895

		979,694

Household Products (1.3%):
1,025	Church & Dwight Co., Inc.	45,295
585	Clorox Co. (The)	70,212
3,703	Colgate-Palmolive Co.	242,324
467	Henkel AG & Co. KGaA	48,499
1,550	Kimberly-Clark Corp.	176,886
1,000	Lion Corp.	16,393
11,250	Procter & Gamble Co. (The)	945,900
2,843	Reckitt Benckiser Group plc	240,291
2,567	Svenska Cellulosa AB, Class B	72,414
1,600	Unicharm Corp.	34,948

		1,893,162

Shares		Fair Value
Common Stocks, continued
Independent Power & Renewable Electricity Producers (0.1%):
2,498	AES Corp. (The)	$29,026
1,306	Calpine Corp.*	14,928
500	Electric Power Development Co., Ltd.	11,491
6,653	Meridian Energy, Ltd.	11,987

		67,432

Industrial Conglomerates (2.1%):
2,643	3M Co., Class C	471,961
12,500	CK Hutchison Holdings, Ltd.	141,121
381	DCC plc	28,239
39,182	General Electric Co.	1,238,151
3,160	Honeywell International, Inc.	366,086
1,000	Jardine Matheson Holdings, Ltd.	55,163
2,000	Keihan Electric Railway Co., Ltd.	13,103
7,600	Keppel Corp., Ltd.	30,207
3,942	Koninklijke Philips Electronics NV	120,139
7,000	NWS Holdings, Ltd.	11,382
456	Roper Industries, Inc.	83,484
700	Seibu Holdings, Inc.	12,529
6,700	SembCorp Industries, Ltd.	13,146
3,345	Siemens AG, Registered Shares	411,114
1,528	Smiths Group plc	26,539
16,000	Toshiba Corp.*	38,661

		3,061,025

Insurance (4.1%):
850	Admiral Group plc	19,057
7,119	AEGON NV	39,142
1,907	Aflac, Inc.	132,727
762	Ageas NV	30,152
53,200	AIA Group, Ltd.	297,737
28	Alleghany Corp.*	17,027
2,006	Allianz SE, Registered Shares+	331,550
1,592	Allstate Corp. (The)	117,999
4,699	American International Group, Inc.	306,892
1,194	Aon plc	133,167
502	Arch Capital Group, Ltd.*	43,318
733	Arthur J. Gallagher & Co.	38,087
5,260	Assicurazioni Generali SpA	78,111
244	Assurant, Inc.	22,658
18,246	Aviva plc	108,858
8,337	AXA SA	210,345
546	Axis Capital Holdings, Ltd.	35,637
209	Baloise Holding AG, Registered Shares	26,289
2,115	Chubb, Ltd.	279,435
647	Cincinnati Financial Corp.	49,010
697	CNP Assurances SA	12,908
5,400	Dai-ichi Life Insurance Co., Ltd.	89,480
5,556	Direct Line Insurance Group plc	25,194
92	Fairfax Financial Holdings, Ltd.	44,441
928	FNF Group	31,515
727	Gjensidige Forsikring ASA	11,543
1,141	Great-West Lifeco, Inc.	29,891
353	Hannover Rueck SE	38,210
1,688	Hartford Financial Services Group, Inc. (The)	80,433
396	Industrial Alliance Insurance & Financial Services, Inc.	15,749

Continued

12

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Insurance, continued
9,685	Insurance Australia Group, Ltd.	$41,730
551	Intact Financial Corp.	39,442
1,800	Japan Post Holdings Co., Ltd.	22,434
29,850	Legal & General Group plc	90,901
940	Lincoln National Corp.	62,294
1,304	Loews Corp.	61,066
8,461	Manulife Financial Corp.	150,691
4,960	MAPFRE SA	15,133
60	Markel Corp.*	54,270
2,255	Marsh & McLennan Cos., Inc.	152,415
10,769	Medibank Private, Ltd.	21,891
4,084	MetLife, Inc.	220,087
2,300	MS&AD Insurance Group Holdings, Inc.	71,071
775	Muenchener Rueckversicherungs-Gesellschaft AG	146,556
1,400	NKSJ Holdings, Inc.	47,280
1,258	NN Group NV	42,593
25,343	Old Mutual plc	64,280
2,312	Poste Italiane SpA	15,335
1,383	Power Corp. of Canada	30,957
922	Power Financial Corp.	23,048
1,293	Principal Financial Group, Inc.	74,813
2,485	Progressive Corp. (The)	88,218
1,890	Prudential Financial, Inc.	196,673
11,366	Prudential plc	226,671
5,450	QBE Insurance Group, Ltd.	48,942
288	Reinsurance Group of America, Inc.	36,239
4,071	RSA Insurance Group plc	29,357
1,955	Sampo OYJ, Class A	87,410
893	SCOR SA	30,845
900	Sony Financial Holdings, Inc.	13,952
1,995	St. James Place plc	24,810
7,642	Standard Life plc	34,837
3,072	Sun Life Financial, Inc.	117,960
6,696	Suncorp-Metway, Ltd.	65,118
130	Swiss Life Holding AG, Registered Shares	36,793
1,457	Swiss Re AG	138,078
2,300	T&D Holdings, Inc.	30,291
3,000	Tokio Marine Holdings, Inc.	122,687
475	Torchmark Corp.	35,036
1,181	Travelers Cos., Inc. (The)	144,578
780	Tryg A/S	14,106
6,441	UnipolSai SpA	13,749
930	UnumProvident Corp.	40,855
458	W.R. Berkley Corp.	30,462
590	Willis Towers Watson plc	72,145
1,182	XL Group, Ltd.	44,041
682	Zurich Insurance Group AG	187,374

		6,056,076

Internet & Direct Marketing Retail (1.4%):
1,762	Amazon.com, Inc.*	1,321,271
602	Expedia, Inc.	68,195
1,663	Liberty Interactive Corp., Class A*	33,227
1,954	Netflix, Inc.*	241,905
218	Priceline Group, Inc. (The)*	319,601
3,700	Rakuten, Inc.	36,212

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail, continued
700	Start Today Co., Ltd.	$12,011
466	TripAdvisor, Inc.*	21,608
340	Zalando SE*	12,986

		2,067,016

Internet Software & Services (2.6%):
694	Akamai Technologies, Inc.*	46,276
1,289	Alphabet, Inc., Class A*	1,021,468
1,352	Alphabet, Inc., Class C*	1,043,501
3,847	Auto Trader Group plc	19,367
147	CoStar Group, Inc.*	27,708
500	DeNA Co., Ltd.	10,893
5,062	eBay, Inc.*	150,291
10,157	Facebook, Inc., Class A*	1,168,563
700	Kakaku.com, Inc.	11,575
179	MercadoLibre, Inc.	27,949
300	mixi, Inc.	10,929
2,197	Twitter, Inc.*	35,811
475	United Internet AG, Registered Shares	18,486
386	VeriSign, Inc.*	29,363
5,500	Yahoo! Japan Corp.	21,110
3,885	Yahoo!, Inc.*	150,233
443	Zillow Group, Inc., Class C*	16,156

		3,809,679

IT Services (2.5%):
2,731	Accenture plc, Class C	319,883
233	Alliance Data Systems Corp.	53,241
2,236	Amadeus IT Holding SA	101,565
346	Atos Origin SA	36,495
1,995	Automatic Data Processing, Inc.	205,046
467	Broadridge Financial Solutions, Inc.	30,962
715	Cap Gemini SA	60,293
1,012	CGI Group, Inc., Class A*	48,576
2,632	Cognizant Technology Solutions Corp., Class A*	147,471
631	Computer Sciences Corp.	37,494
1,800	Computershare, Ltd.	16,178
1,487	Fidelity National Information Services, Inc.	112,477
1,382	First Data Corp., Class A*	19,611
988	Fiserv, Inc.*	105,005
371	FleetCor Technologies, Inc.*	52,504
9,000	Fujitsu, Ltd.	49,860
324	Gartner, Inc.*	32,747
604	Global Payments, Inc.	41,924
3,992	International Business Machines Corp.	662,631
4,269	MasterCard, Inc., Class A	440,773
440	Nomura Research Institute, Ltd.	13,377
500	NTT Data Corp.	24,130
200	OBIC Co., Ltd.	8,725
200	Otsuka Corp.	9,324
1,419	Paychex, Inc.	86,389
4,983	PayPal Holdings, Inc.*	196,679
802	Sabre Corp.	20,010
647	Total System Services, Inc.	31,722
617	Vantive, Inc., Class A*	36,786
8,356	Visa, Inc., Class A	651,934
1,873	Western Union Co.	40,682

Continued

13

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
IT Services, continued
6,886	Worldpay Group plc	$22,833

		3,717,327

Leisure Products (0.1%):
443	Hasbro, Inc.	34,461
1,326	Mattel, Inc.	36,531
800	Namco Bandai Holdings, Inc.	22,026
239	Polaris Industries, Inc.	19,691
300	Sankyo Co., Ltd.	9,668
800	Sega Sammy Holdings, Inc.	11,880
300	Shimano, Inc.	46,963
600	Yamaha Corp.	18,288

		199,508

Life Sciences Tools & Services (0.4%):
1,620	Agilent Technologies, Inc.	73,807
49	Eurofins Scientific SE	20,872
686	Illumina, Inc.*	87,835
210	Lonza Group AG, Registered Shares	36,316
108	Mettler-Toledo International, Inc.*	45,204
872	QIAGEN NV*	24,461
583	Quintiles Transnational Holdings, Inc.*	44,337
1,746	Thermo Fisher Scientific, Inc.	246,362
321	Waters Corp.*	43,139

		622,333

Machinery (1.8%):
264	AGCO Corp.	15,275
1,121	Alfa Laval AB	18,527
607	Alstom SA*	16,700
1,300	AMADA Co., Ltd.	14,478
291	Andritz AG	14,605
3,019	Atlas Copco AB, Class A	91,810
1,444	Atlas Copco AB, Class B	39,319
2,627	Caterpillar, Inc.	243,627
4,138	CNH Industrial NV	35,972
720	Cummins, Inc.	98,402
1,227	Deere & Co.	126,430
617	Dover Corp.	46,232
900	FANUC Corp.	152,211
458	Flowserve Corp.	22,007
1,360	Fortive Corp.	72,937
718	GEA Group AG	28,776
1,200	Hino Motors, Ltd.	12,179
600	Hitachi Construction Machinery Co., Ltd.	12,955
200	Hoshizaki Electric Co., Ltd.	15,812
6,000	IHI Corp.	15,559
1,397	Illinois Tool Works, Inc.	171,077
1,011	IMI plc	12,891
1,160	Ingersoll-Rand plc	87,046
800	JTEKT Corp.	12,757
5,000	Kawasaki Heavy Industries, Ltd.	15,609
4,000	Komatsu, Ltd.	90,297
1,745	Kone OYJ, Class B	78,165
5,300	Kubota Corp.	75,459
500	Kurita Water Industries, Ltd.	10,985
400	Makita Corp.	26,761
156	MAN AG	15,493

Shares		Fair Value
Common Stocks, continued
Machinery, continued
472	Metso Corp. OYJ	$13,434
259	Middleby Corp. (The)*	33,362
1,400	Minebea Co., Ltd.	13,079
17,000	Mitsubishi Heavy Industries, Ltd.	77,237
400	Nabtesco Corp.	9,287
1,000	NGK Insulators, Ltd.	19,344
1,800	NSK, Ltd.	20,764
1,503	PACCAR, Inc.	96,042
609	Parker Hannifin Corp.	85,260
670	Pentair plc	37,567
4,220	Sandvik AB	52,119
141	Schindler Holding AG	24,836
133	Schindler Holding AG, Registered Shares	23,239
1,553	SKF AB, Class B	28,519
300	SMC Corp.	71,400
234	Snap-On, Inc.	40,077
676	Stanley Black & Decker, Inc.	77,530
4,000	Sumitomo Heavy Industries, Ltd.	25,692
600	THK Co., Ltd.	13,226
6,932	Volvo AB, Class B	80,808
210	WABCO Holdings, Inc.*	22,292
356	Wabtec Corp.	29,555
592	Wartsila Corp. OYJ, Class B	26,587
830	Weir Group plc (The)	19,227
704	Xylem, Inc.	34,862
1,432	Zardoya Otis SA	12,099

		2,677,797

Marine (0.1%):
17	A.P. Moeller – Maersk A/S, Class A	25,599
30	A.P. Moeller – Maersk A/S, Class B	47,742
228	Kuehne & Nagel International AG, Registered Shares	30,109
5,000	Mitsui O.S.K. Lines, Ltd.	13,812
6,000	Nippon Yusen Kabushiki Kaisha	11,108

		128,370

Media (2.5%):
1,863	Altice NV, Class A*	36,844
734	Altice NV, Class B*	14,595
245	Axel Springer AG	11,878
1,779	CBS Corp., Class B	113,180
948	Charter Communications, Inc., Class A*	272,948
10,504	Comcast Corp., Class A	725,300
800	Dentsu, Inc.	37,688
679	Discovery Communications, Inc., Class A*	18,611
836	Discovery Communications, Inc., Class C*	22,388
890	DISH Network Corp., Class A*	51,558
678	Eutelsat Communications SA	13,123
1,100	Hakuhodo DY Holdings, Inc.	13,522
1,539	Interpublic Group of Cos., Inc. (The)	36,028
13,978	ITV plc	35,425
403	JCDecaux SA	11,829
470	Lagardere SCA	13,054
423	Liberty Broadband Corp., Class C*	31,332
2,754	Liberty Global plc, Series C*	81,794
1,134	Liberty Global plc, Class A*	34,689

Continued

14

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Media, continued
446	Liberty Global plc, Class C*	$9,442
369	Liberty SiriusXM Group, Class A*	12,738
773	Liberty SiriusXM Group, Class C*	26,220
1,432	News Corp., Class A	16,411
1,064	Omnicom Group, Inc.	90,557
3,978	Pearson plc	39,915
854	ProSiebenSat.1 Media AG	33,009
953	Publicis Groupe SA	65,734
318	REA Group, Ltd.	12,630
170	RTL Group	12,458
509	Schibsted ASA, Class A	11,685
534	Schibsted ASA, Class B	11,325
321	Scripps Networks Interactive, Class C	22,910
1,431	SES Global, Class A	31,508
1,928	Shaw Communications, Inc., Class B	38,689
7,135	Sirius XM Holdings, Inc.	31,751
3,978	Sky plc	48,390
787	Tegna, Inc.	16,834
227	Telenet Group Holding NV*	12,593
3,411	Time Warner, Inc.	329,264
400	Toho Co., Ltd.	11,306
4,426	Twenty-First Century Fox, Inc.	124,105
1,987	Twenty-First Century Fox, Inc., Class B	54,146
1,755	Viacom, Inc., Class B	61,601
4,628	Vivendi Universal SA	87,907
6,771	Walt Disney Co. (The)	705,673
5,772	WPP plc	129,016

		3,623,603

Metals & Mining (1.5%):
908	Agnico Eagle Mines, Ltd.	38,180
10,099	Alumina, Ltd.	13,283
6,571	Anglo American plc*	92,148
1,773	Antofagasta plc	14,596
8,043	ArcelorMittal*	59,290
5,443	Barrick Gold Corp.	87,129
9,761	BHP Billiton plc	154,306
14,150	BHP Billiton, Ltd.	252,525
1,073	Boliden AB	27,965
2,679	First Quantum Minerals, Ltd.	26,640
6,052	Fortescue Metals Group, Ltd.	25,551
779	Franco-Nevada Corp.	46,583
6,000	Freeport-McMoRan Copper & Gold, Inc.*	79,140
837	Fresnillo plc	12,428
53,498	Glencore International plc*	179,782
4,276	Goldcorp, Inc.	58,224
1,100	Hitachi Metals, Ltd.	14,866
2,000	JFE Holdings, Inc.	30,355
4,800	Kinross Gold Corp.*	14,981
1,500	Kobe Steel, Ltd.*	14,242
400	Maruichi Steel Tube, Ltd.	12,990
400	Mitsubishi Materials Corp.	12,212
3,922	Newcrest Mining, Ltd.	55,287
2,581	Newmont Mining Corp.	87,934
4,000	Nippon Steel Corp.	88,983
5,187	Norsk Hydro ASA	24,778
1,338	Nucor Corp.	79,638

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
380	Randgold Resources, Ltd.	$29,053
5,562	Rio Tinto plc	211,768
1,687	Rio Tinto, Ltd.	72,554
1,722	Silver Wheaton Corp.	33,273
20,869	South32, Ltd.	41,174
2,000	Sumitomo Metal & Mining Co., Ltd.	25,727
2,549	Teck Cominco, Ltd., Class B	51,018
1,419	ThyssenKrupp AG	33,808
3,978	Turquoise Hill Resources, Ltd.*	12,771
415	Voestalpine AG	16,291
3,593	Yamana Gold, Inc.	10,090

		2,141,563

Mortgage Real Estate Investment Trusts (0.0%):
1,279	Agnc Investment Corp.	23,188
3,700	Annaly Capital Management, Inc.	36,889

		60,077

Multiline Retail (0.5%):
274	Canadian Tire Corp., Class A	28,425
1,328	Dollar General Corp.	98,365
1,122	Dollar Tree, Inc.*	86,596
450	Dollarama, Inc.	32,976
400	Don Quijote Co., Ltd.	14,779
3,176	Harvey Norman Holdings, Ltd.	11,767
1,300	Isetan Mitsukoshi Holdings, Ltd.	13,979
900	J. Front Retailing Co., Ltd.	12,096
725	Kohl’s Corp.	35,801
1,213	Macy’s, Inc.	43,438
6,217	Marks & Spencer Group plc	26,764
1,700	MARUI GROUP Co., Ltd.	24,770
672	Next plc	41,121
511	Nordstrom, Inc.	24,492
100	Ryohin Keikaku Co., Ltd.	19,556
1,000	Takashimaya Co., Ltd.	8,234
2,455	Target Corp.	177,324

		700,483

Multi-Utilities (1.0%):
2,649	AGL Energy, Ltd.	42,138
986	Ameren Corp.	51,726
348	Atco, Ltd.	11,577
463	Canadian Utilities, Ltd., Class A	12,481
1,567	CenterPoint Energy, Inc.	38,611
27,595	Centrica plc	79,490
1,140	CMS Energy Corp.	47,447
1,412	Consolidated Edison, Inc.	104,035
2,725	Dominion Resources, Inc.	208,707
807	DTE Energy Co.	79,498
9,186	Duet Group	18,149
9,902	E.ON AG	69,055
6,854	Engie Group	87,305
573	Innogy Se*	19,920
16,461	National Grid plc	192,485
1,299	NiSource, Inc.	28,760
2,159	Public Service Enterprise Group, Inc.	94,737
1,932	RWE AG*	24,023
563	SCANA Corp.	41,257

Continued

15

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Multi-Utilities, continued
1,022	Sempra Energy	$102,854
1,255	Suez Environnement Co.	18,507
1,772	Veolia Environnement SA	30,119
1,565	WEC Energy Group, Inc.	91,787

		1,494,668

Oil, Gas & Consumable Fuels (6.5%):
608	AltaGas, Ltd.	15,353
2,394	Anadarko Petroleum Corp.	166,934
597	Antero Resources Corp.*	14,119
1,822	Apache Corp.	115,642
1,724	ARC Resources, Ltd.	29,677
82,130	BP plc	510,229
1,817	Cabot Oil & Gas Corp.	42,445
1,032	Caltex Australia, Ltd.	22,653
1,442	Cameco Corp.	15,081
4,953	Canadian Natural Resources, Ltd.	157,869
3,747	Cenovus Energy, Inc.	56,659
783	Cheniere Energy, Inc.*	32,440
8,249	Chevron Corp.	970,907
378	Cimarex Energy Co.	51,370
633	Concho Resources, Inc.*	83,936
5,419	ConocoPhillips Co.	271,709
370	Continental Resources, Inc.*	19,070
2,681	Crescent Point Energy Corp.	36,446
2,268	Devon Energy Corp.	103,580
351	Diamondback Energy, Inc.*	35,472
4,018	Enbridge, Inc.	169,100
4,312	EnCana Corp.	50,620
11,437	ENI SpA	185,402
2,590	EOG Resources, Inc.	261,849
682	EQT Corp.	44,603
18,131	Exxon Mobil Corp.	1,636,505
1,200	Galp Energia SGPS SA	17,836
1,281	Hess Corp.	79,793
657	HollyFrontier Corp.	21,523
1,272	Husky Energy, Inc.*	15,435
500	Idemitsu Kosan Co., Ltd.	13,256
1,189	Imperial Oil, Ltd.	41,369
3,800	INPEX Corp.	37,943
1,260	Inter Pipeline, Ltd.	27,819
8,300	JX Holdings, Inc.	35,004
705	Keyera Corp.	21,247
8,296	Kinder Morgan, Inc.	171,810
290	Koninklijke Vopak NV	13,679
750	Lundin Petroleum AB*	16,266
3,305	Marathon Oil Corp.	57,210
2,284	Marathon Petroleum Corp.	114,999
632	Murphy Oil Corp.	19,674
521	Neste Oil OYJ	19,998
781	Newfield Exploration Co.*	31,631
1,879	Noble Energy, Inc.	71,515
3,340	Occidental Petroleum Corp.	237,908
5,352	Oil Search, Ltd.	27,627
890	OMV AG	31,347
828	ONEOK, Inc.	47,535
6,801	Origin Energy, Ltd.	32,250

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
686	Parsley Energy, Inc., Class A*	$24,175
1,763	Pembina Pipelines Corp.	55,103
635	Peyto Exploration & Development Corp.	15,708
2,047	Phillips 66	176,881
782	Pioneer Natural Resources Co.	140,815
369	Plains GP Holdings, LP-CL A	12,797
775	Prairiesky Royalty, Ltd.	18,438
726	Range Resources Corp.	24,945
4,942	Repsol SA	69,502
18,651	Royal Dutch Shell plc, Class A	513,836
16,538	Royal Dutch Shell plc, Class B	471,847
6,196	Santos, Ltd.	17,894
1,158	Seven Generations Energy*	27,007
1,400	Showa Shell Sekiyu K.K.	13,008
12,925	Snam SpA	53,157
1,865	Southwestern Energy Co.*	20,179
3,298	Spectra Energy Corp.	135,515
4,696	Statoil ASA	85,626
7,254	Suncor Energy, Inc.	237,206
749	Targa Resources Corp.	41,996
478	Tesoro Corp.	41,801
1,000	TonenGeneral Sekiyu K.K.	10,525
10,068	Total SA	513,875
813	Tourmaline Oil Corp.*	21,747
3,870	TransCanada Corp.	174,517
1,991	Valero Energy Corp.	136,025
1,273	Veresen, Inc.	12,431
444	Vermilion Energy, Inc.	18,683
3,383	Williams Cos., Inc. (The)	105,347
3,315	Woodside Petroleum, Ltd.	74,386

		9,569,316

Paper & Forest Products (0.1%):
1,393	Mondi plc	28,460
3,000	OYI Paper Co., Ltd.	12,196
2,900	Stora Enso OYJ, Registered Shares	31,061
2,334	UPM-Kymmene OYJ	57,191
350	West Fraser Timber Co., Ltd.	12,517

		141,425

Personal Products (0.7%):
413	Beiersdorf AG	35,039
1,897	Coty, Inc., Class A	34,734
236	Edgewell Personal Care Co.*	17,226
935	Estee Lauder Co., Inc. (The), Class A	71,518
2,400	Kao Corp.	113,566
100	KOSE Corp.	8,297
1,101	L’Oreal SA	200,680
200	POLA ORBIS HOLDINGS, Inc.	16,494
1,500	Shiseido Co., Ltd.	37,898
7,297	Unilever NV	299,861
5,477	Unilever plc	221,508

		1,056,821

Pharmaceuticals (5.8%):
1,722	Allergan plc*	361,637
10,100	Astellas Pharma, Inc.	140,017
5,529	AstraZeneca plc	299,806

Continued

16

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Pharmaceuticals, continued
3,594	Bayer AG, Registered Shares	$374,893
7,323	Bristol-Myers Squibb Co.	427,956
900	Chugai Pharmaceutical Co., Ltd.	25,780
2,600	Daiichi Sankyo Co., Ltd.	53,107
700	Dainippon Sumitomo Pharma Co., Ltd.	12,021
1,200	Eisai Co., Ltd.	68,607
4,344	Eli Lilly & Co.	319,501
823	Endo International plc*	13,555
16	Galenica AG	18,021
21,314	GlaxoSmithKline plc	406,968
563	Hikma Pharmaceuticals plc	13,057
200	Hisamitsu Pharmaceutical Co., Inc.	9,978
237	Jazz Pharmaceuticals plc*	25,840
11,962	Johnson & Johnson Co.	1,378,143
1,000	Kyowa Hakko Kogyo Co., Ltd.	13,757
428	Mallinckrodt plc*	21,323
12,204	Merck & Co., Inc.	718,450
581	Merck KGaA	60,625
900	Mitsubishi Tanabe Pharma Corp.	17,632
2,216	Mylan NV*	84,540
9,823	Novartis AG, Registered Shares	714,723
8,596	Novo Nordisk A/S, Class B	308,822
1,600	Ono Pharmaceutical Co., Ltd.	34,889
411	Orion OYJ, Class B	18,290
1,500	Otsuka Holdings Co., Ltd.	65,272
562	Perrigo Co. plc	46,775
26,778	Pfizer, Inc.	869,750
3,109	Roche Holding AG	708,604
5,057	Sanofi-Aventis SA	408,931
1,400	Santen Pharmaceutical Co., Ltd.	17,100
1,200	Shionogi & Co., Ltd.	57,265
100	Taisho Pharmaceutical Holdings Co., Ltd.	8,284
3,300	Takeda Pharmacuetical Co., Ltd.	136,308
120	Taro Pharmaceutical Industries, Ltd.*	12,632
4,105	Teva Pharmaceutical Industries, Ltd., ADR	148,807
502	UCB SA	32,127
1,267	Valeant Pharmaceuticals International, Inc.*	18,375
1,957	Zoetis, Inc.	104,758

		8,576,926

Professional Services (0.6%):
655	Adecco SA, Registered Shares	42,777
996	Bureau Veritas SA	19,295
2,593	Capita Group plc	16,973
141	Dun & Bradstreet Corp.	17,106
545	Equifax, Inc.	64,435
4,308	Experian plc	83,373
1,827	IHS Markit, Ltd.*	64,694
627	Intertek Group plc	26,746
282	Manpower, Inc.	25,061
1,785	Nielsen Holdings plc	74,882
465	Randstad Holding NV	25,182
1,900	Recruit Holdings Co., Ltd.	76,095
4,976	Reed Elsevier plc	88,479
4,473	RELX NV	75,178
509	Robert Half International, Inc.	24,829
1,229	Seek, Ltd.	13,158

Shares		Fair Value
Common Stocks, continued
Professional Services, continued
22	SGS SA, Registered Shares	$44,690
702	Verisk Analytics, Inc.*	56,981
1,199	Wolters Kluwer NV	43,354

		883,288

Real Estate Management & Development (0.7%):
800	AEON Mall Co., Ltd.	11,228
165	Azrieli Group	7,145
10,400	CapitaLand, Ltd.	21,607
1,177	CBRE Group, Inc., Class A*	37,064
11,000	Cheung Kong Property Holdings, Ltd.	66,709
2,000	City Developments, Ltd.	11,395
300	Daito Trust Construction Co., Ltd.	45,063
2,900	Daiwa House Industry Co., Ltd.	79,121
1,352	Deutsche Wohnen AG	42,392
760	First Capital Realty, Inc.	11,701
6,900	Global Logistic Properties, Ltd.	10,456
4,000	Hang Lung Group, Ltd.	13,906
8,000	Hang Lung Properties, Ltd.	16,752
4,000	Henderson Land Development Co., Ltd.	21,117
5,100	Hongkong Land Holdings, Ltd.	32,185
1,400	Hulic Co., Ltd.	12,420
3,000	Hysan Development Co., Ltd.	12,368
178	Jones Lang LaSalle, Inc.	17,985
4,000	Kerry Properties, Ltd.	10,779
2,148	Lend Lease Group	22,589
6,000	Mitsubishi Estate Co., Ltd.	118,950
4,000	Mitsui Fudosan Co., Ltd.	92,313
22,000	New World Development Co., Ltd.	23,061
700	Nomura Real Estate Holdings, Inc.	11,884
12,000	Sino Land Co., Ltd.	17,763
1,000	Sumitomo Realty & Development Co., Ltd.	26,502
6,000	Sun Hung Kai Properties, Ltd.	75,126
2,000	Swire Pacific, Ltd., Class A	19,092
4,800	Swire Properties, Ltd.	13,153
318	Swiss Prime Site AG	26,032
900	Tokyo Tatemono Co., Ltd.	12,011
2,200	Tokyu Fudosan Holdings Corp.	12,962
3,000	UOL Group, Ltd.	12,361
2,095	Vonovia SE	68,232
7,000	Wharf Holdings, Ltd. (The)	46,003
3,000	Wheelock & Co., Ltd.	16,841

		1,096,268

Road & Rail (1.1%):
39	AMERCO, Inc.	14,414
7,972	Aurizon Holdings, Ltd.	29,004
3,483	Canadian National Railway Co.	234,432
613	Canadian Pacific Railway, Ltd., Class 1	87,468
700	Central Japan Railway Co.	114,986
12,700	ComfortDelGro Corp., Ltd.	21,579
4,176	CSX Corp.	150,044
737	DSV A/S	32,794
1,500	East Japan Railway Co.	129,411
900	Hankyu Hanshin Holdings, Inc.	28,832
359	J.B. Hunt Transport Services, Inc.	34,848
426	Kansas City Southern	36,146

Continued

17

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
2,000	Keihin Electric Express Railway Co., Ltd.	$23,151
2,000	Keio Corp.	16,422
500	Keisei Electric Railway Co., Ltd.	12,119
7,000	Kintetsu Corp.	26,674
7,000	MTR Corp., Ltd.	33,840
3,000	Nagoya Railroad Co., Ltd.	14,492
3,000	Nippon Express Co., Ltd.	16,116
1,284	Norfolk Southern Corp.	138,762
1,100	Odakyu Electric Railway Co., Ltd.	21,735
3,000	Tobu Railway Co., Ltd.	14,869
4,000	Tokyu Corp.	29,350
3,682	Union Pacific Corp.	381,750
700	West Japan Railway Co.	42,901

		1,686,139

Semiconductors & Semiconductor Equipment (2.3%):
1,282	Analog Devices, Inc.	93,099
4,730	Applied Materials, Inc.	152,637
1,300	ASM Pacific Technology, Ltd.	13,763
1,610	ASML Holding NV	180,364
1,763	Broadcom, Ltd.	311,646
5,072	Infineon Technologies AG	87,894
20,856	Intel Corp.	756,448
618	KLA-Tencor Corp.	48,624
701	Lam Research Corp.	74,117
1,188	Linear Technology Corp.	74,072
1,673	Marvell Technology Group, Ltd.	23,205
1,111	Maxim Integrated Products, Inc.	42,851
968	Microchip Technology, Inc.	62,097
4,963	Micron Technology, Inc.*	108,789
2,405	NVIDIA Corp.	256,710
1,359	NXP Semiconductors NV*	133,196
500	Qorvo, Inc.*	26,365
6,442	QUALCOMM, Inc.	420,018
300	ROHM Co., Ltd.	17,219
820	Skyworks Solutions, Inc.	61,221
2,574	STMicroelectronics NV	29,180
4,386	Texas Instruments, Inc.	320,046
800	Tokyo Electron, Ltd.	75,432
962	Xilinx, Inc.	58,076

		3,427,069

Software (3.2%):
2,861	Activision Blizzard, Inc.	103,311
2,240	Adobe Systems, Inc.*	230,608
353	ANSYS, Inc.*	32,649
845	Autodesk, Inc.*	62,538
1,224	CA, Inc.	38,886
1,174	Cadence Design Systems, Inc.*	29,608
520	CDK Global, Inc.	31,039
506	Check Point Software Technologies, Ltd.*	42,736
700	Citrix Systems, Inc.*	62,517
76	Constellation Software, Inc./Canada	34,539
497	Dassault Systemes SA	37,856
879	Dell Technologies, Inc., Class V*	48,319
1,315	Electronic Arts, Inc.*	103,569
566	Fortinet, Inc.*	17,048

Shares		Fair Value
Common Stocks, continued
Software, continued
316	Gemalto NV	$18,242
1,093	Intuit, Inc.	125,269
400	Konami Corp.	16,119
200	Line Corp.*	6,821
32,368	Microsoft Corp.	2,011,349
877	Mobileye NV*	33,431
700	Nexon Co., Ltd.	10,118
322	NICE Systems, Ltd.	22,099
500	Nintendo Co., Ltd.	104,536
948	Nuance Communications, Inc.*	14,125
473	Open Text Corp.	29,215
200	Oracle Corp.	10,066
13,752	Oracle Corp.	528,765
814	Red Hat, Inc.*	56,736
5,073	Sage Group plc	40,788
2,814	Salesforce.com, Inc.*	192,646
4,331	SAP AG	378,454
813	ServiceNow, Inc.*	60,438
515	Splunk, Inc.*	26,342
2,977	Symantec Corp.	71,121
605	Synopsys, Inc.*	35,610
400	Trend Micro, Inc.	14,187
295	VMware, Inc., Class A*	23,225
462	Workday, Inc., Class A*	30,534

		4,735,459

Specialty Retail (1.8%):
200	ABC-Mart, Inc.	11,315
290	Advance Auto Parts, Inc.	49,045
287	AutoNation, Inc.*	13,963
131	AutoZone, Inc.*	103,462
597	Bed Bath & Beyond, Inc.	24,262
1,143	Best Buy Co., Inc.	48,772
756	CarMax, Inc.*	48,679
350	Dick’s Sporting Goods, Inc.	18,585
3,672	Dixons Carphone plc	16,006
177	Dufry AG, Registered Shares*	22,076
200	Fast Retailing Co., Ltd.	71,364
534	Foot Locker, Inc.	37,855
935	Gap, Inc. (The)	20,981
4,168	Hennes & Mauritz AB, Class B	115,754
100	Hikari Tsushin, Inc.	9,309
5,479	Home Depot, Inc. (The)	734,624
4,905	Industria de Diseno Textil SA	167,361
8,807	Kingfisher plc	37,920
1,194	L Brands, Inc.	78,613
3,850	Lowe’s Cos., Inc.	273,812
300	Nitori Co., Ltd.	34,287
427	O’Reilly Automotive, Inc.*	118,881
1,704	Ross Stores, Inc.	111,782
100	Shimamura Co., Ltd.	12,478
292	Signet Jewelers, Ltd.	27,524
2,397	Staples, Inc.	21,693
492	Tiffany & Co.	38,096
2,952	TJX Cos., Inc. (The)	221,784
522	Tractor Supply Co.	39,573
298	Ulta Salon, Cosmetics & Fragrance, Inc.*	75,972

Continued

18

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
800	USS Co., Ltd.	$12,720
2,400	Yamada Denki Co., Ltd.	12,910

		2,631,458

Technology Hardware, Storage & Peripherals (2.4%):
23,560	Apple, Inc.	2,728,719
1,801	BlackBerry, Ltd.*	12,396
900	Brother Industries, Ltd.	16,187
4,600	Canon, Inc.	128,833
1,900	Fujifilm Holdings Corp.	72,000
7,471	Hewlett Packard Enterprise Co.	172,879
7,278	HP, Inc.	108,006
1,800	Konica Minolta Holdings, Inc.	17,833
10,000	NEC Corp.	26,421
1,134	NetApp, Inc.	39,996
2,600	Ricoh Co., Ltd.	21,939
1,172	Seagate Technology plc	44,735
1,100	Seiko Epson Corp.	23,239
1,367	Western Digital Corp.	92,888
3,239	Xerox Corp.	28,276

		3,534,347

Textiles, Apparel & Luxury Goods (1.1%):
869	Adidas AG	137,318
600	ASICS Corp.	11,961
2,156	Burberry Group plc	39,734
215	Christian Dior SA	45,038
1,086	Coach, Inc.	38,032
2,347	Compagnie Financiere Richemont SA	155,445
1,128	Gildan Activewear, Inc.	28,643
1,456	Hanesbrands, Inc.	31,406
104	Hermes International SA	42,645
262	Hugo Boss AG	16,164
367	Kering	82,264
44,000	Li & Fung, Ltd.	19,239
432	Lululemon Athletica, Inc.*	28,076
832	Luxottica Group SpA	44,808
1,212	LVMH Moet Hennessy Louis Vuitton SA	231,068
694	Michael Kors Holdings, Ltd.*	29,828
5,897	Nike, Inc., Class C	299,744
486	Pandora A/S	63,489
320	PVH Corp.	28,877
224	Ralph Lauren Corp.	20,232
120	Swatch Group AG (The), Class B	37,323
210	Swatch Group AG (The), Registered Shares	12,838
731	Under Armour, Inc., Class A*	21,236
702	Under Armour, Inc., Class C*	17,669
1,492	VF Corp.	79,598
3,000	Yue Yuen Industrial Holdings, Ltd.	10,860

		1,573,535

Thrifts & Mortgage Finance (0.0%):
1,773	New York Community Bancorp, Inc.	28,208

Tobacco (1.5%):
8,543	Altria Group, Inc.	577,678
8,203	British American Tobacco plc	465,680
4,143	Imperial Tobacco Group plc, Class A	180,198
5,100	Japan Tobacco, Inc.	167,574

Shares		Fair Value
Common Stocks, continued
Tobacco, continued
6,783	Philip Morris International, Inc.	$620,576
3,878	Reynolds American, Inc.	217,323
739	Swedish Match AB, Class B	23,489

		2,252,518

Trading Companies & Distributors (0.6%):
659	AerCap Holdings NV*	27,421
2,359	Ashtead Group plc	45,695
606	Brenntag AG	33,576
1,312	Bunzl plc	33,946
1,131	Fastenal Co.	53,134
1,061	Finning International, Inc.	20,777
6,500	ITOCHU Corp.	86,166
6,400	Marubeni Corp.	36,213
1,200	Misumi Group, Inc.	19,697
7,100	Mitsubishi Corp.	150,889
8,300	Mitsui & Co., Ltd.	113,851
1,153	Rexel SA	18,938
4,700	Sumitomo Corp.	55,220
800	Toyota Tsushu Corp.	20,789
958	Travis Perkins plc	17,120
399	United Rentals, Inc.*	42,126
231	W.W. Grainger, Inc.	53,651
1,287	Wolseley plc	78,615

		907,824

Transportation Infrastructure (0.2%):
2,936	Abertis Infraestructuras SA	41,072
348	Aena SA	47,472
121	Aeroports de Paris	12,961
1,830	Atlantia SpA	42,814
3,464	Auckland International Airport, Ltd.	15,006
182	Fraport AG	10,748
1,770	Groupe Eurotunnel SA	16,801
27,700	Hutchison Port Holdings Trust	12,046
300	Japan Airport Terminal Co., Ltd.	10,834
1,000	Kamigumi Co., Ltd.	9,516
348	Macquarie Infrastructure Corp.	28,432
1,000	Mitsubishi Logistics Corp.	14,115
3,000	SATS, Ltd.	10,025
4,299	Sydney Airport	18,513
9,185	Transurban Group	68,389

		358,744

Water Utilities (0.1%):
800	American Water Works Co., Inc.	57,888
930	Severn Trent plc	25,441
2,680	United Utilities Group plc	29,690

		113,019

Wireless Telecommunication Services (0.8%):
8,000	KDDI Corp.	202,009
285	Millicom International Cellular SA, SDR	12,179
6,300	NTT DoCoMo, Inc.	143,285
1,431	Rogers Communications, Inc.	55,204
4,200	SoftBank Group Corp.	277,309
3,079	Sprint Corp.*	25,925
5,000	StarHub, Ltd.	9,673
1,473	Tele2 AB	11,813

Continued

19

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Wireless Telecommunication Services, continued
1,171	T-Mobile US, Inc.*	$67,344
120,209	Vodafone Group plc	295,602

		1,100,343

Total Common Stocks (Cost $139,878,096)		146,689,217

Preferred Stocks (0.2%):
Automobiles (0.1%):
239	Bayerische Motoren Werke AG (BMW), 4.42%	18,329
605	Porsche Automobil Holding SE, 1.96%	32,884
811	Volkswagen AG, 0.13%	113,607

		164,820

Household Products (0.1%):
842	Henkel AG & Co. KGaA, 1.30%	100,399

Total Preferred Stocks (Cost $262,078)		265,219

Shares or Principal Amount		Fair Value
Rights (0.0%):
Oil, Gas & Consumable Fuels (0.0%):
4,942	Repsol SA, Expires on 1/09/17*	$1,831
10,068	TOTAL SA, Expires on 1/05/17*(a)	6,464

		8,295

Total Rights (Cost $6,391)		8,295

Unaffiliated Investment Company (0.0%):
63,181	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(b)	63,181

Total Unaffiliated Investment Company (Cost $63,181)		63,181

Total Investment Securities (Cost $140,209,746)(c) — 99.8%		147,025,912
Net other assets (liabilities) — 0.2%		239,448

Net Assets — 100.0%		$147,265,360

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

+	Affiliated Securities

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.00% of the net assets of the fund

(b)	The rate represents the effective yield at December 31, 2016.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Argentina	—	%NM
Australia	2.6%
Austria	0.1%
Belgium	0.4%
Bermuda	0.2%
Canada	3.7%
Denmark	0.6%
Finland	0.4%
France	3.5%
Germany	3.4%
Hong Kong	1.1%
Ireland (Republic of)	0.9%
Israel	0.2%
Italy	0.7%
Japan	8.8%

Country	Percentage
Liberia	—	%NM
Luxembourg	0.1%
Netherlands	1.8%
New Zealand	0.1%
Norway	0.2%
Panama	0.1%
Portugal	—	%NM
Singapore	0.7%
Spain	1.1%
Sweden	1.0%
Switzerland	3.6%
United Arab Emirates	—	%NM
United Kingdom	6.4%
United States	58.3%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Continued

20

AZL Global Equity Index Fund

Schedule of Portfolio Investments

December 31, 2016

Futures Contracts

Cash of $13,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
DJ EURO STOXX 50 March Futures (Euro)	Long	3/17/17	1	$34,490	$975
FTSE 100 Index March Futures (British Pounds)	Long	3/17/17	1	86,870	808
S&P 500 Index E-Mini March Futures (U.S. Dollar)	Long	3/17/17	1	111,810	(622)

Total					$1,161

See accompanying notes to the financial statements.

21

AZL Global Equity Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$139,714,488
Investments in affiliates, at cost	495,258

Total Investment securities, at cost	$140,209,746

Investments in non-affiliates, at value	$146,485,826
Investments in affiliates, at value	540,086

Total Investment securities, at value	$147,025,912
Segregated cash for collateral	13,000
Interest and dividends receivable	184,734
Foreign currency, at value (cost $131,975)	132,336
Receivable for capital shares issued	246
Receivable for investments sold	14,808
Receivable for variation margin on futures contracts	896
Reclaims receivable	48,817
Prepaid expenses	29,734

Total Assets	147,450,483

Liabilities:
Cash overdraft	3,848
Payable for capital shares redeemed	50,348
Payable for variation margin on futures contracts	3,309
Manager fees payable	39,097
Administration fees payable	15,023
Distribution fees payable	31,530
Custodian fees payable	27,287
Administrative and compliance services fees payable	555
Trustee fees payable	421
Other accrued liabilities	13,705

Total Liabilities	185,123

Net Assets	$147,265,360

Net Assets Consist of:
Capital	$155,623,153
Accumulated net investment income/(loss)	2,854,641
Accumulated net realized gains/(losses) from investment transactions	(18,028,788)
Net unrealized appreciation/(depreciation) on investments	6,816,354

Net Assets	$147,265,360

Shares of beneficial interest (unlimited number of shares authorized, no par value)	15,727,862
Net Asset Value (offering and redemption price per share)	$9.36

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$4,609,291
Dividends from affiliates	1,255
Income from securities lending	108,344
Foreign withholding tax	(379,142)

Total Investment Income	4,339,748

Expenses:
Manager fees	966,173
Administration fees	73,474
Distribution fees	281,668
Custodian fees	41,311
Administrative and compliance services fees	2,162
Trustee fees	6,475
Professional fees	7,683
Shareholder reports	2,329
Dividends on securities sold short	54
Other expenses	(24,973)

Total expenses before reductions	1,356,356
Less expenses voluntarily waived/reimbursed by the Manager	(119,978)

Net expenses	1,236,378

Net Investment Income/(Loss)	3,103,370

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(11,544,939)
Net realized gains/(losses) on futures contracts	472,950
Change in net unrealized appreciation/depreciation on investments	8,959,236

Net Realized/Unrealized Gains/(Losses) on Investments	(2,112,753)

Change in Net Assets Resulting From Operations	$990,617

See accompanying notes to the financial statements.

22

Statements of Changes in Net Assets

	AZL Global Equity Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$3,103,370	$2,426,670
Net realized gains/(losses) on investment transactions	(11,071,989)	(6,390,018)
Change in unrealized appreciation/depreciation on investments	8,959,236	(11,359,727)

Change in net assets resulting from operations	990,617	(15,323,075)

Distributions to Shareholders:
From net investment income	(3,055,401)	(3,594,504)
From net realized gains	—	(671,207)

Change in net assets resulting from distributions to shareholders	(3,055,401)	(4,265,711)

Capital Transactions:
Proceeds from shares issued	145,799,062	6,343,293
Proceeds from dividends reinvested	3,055,401	4,265,710
Value of shares redeemed	(116,735,502)	(20,862,557)

Change in net assets resulting from capital transactions	32,118,961	(10,253,554)

Change in net assets	30,054,177	(29,842,340)
Net Assets:
Beginning of period	117,211,183	147,053,523

End of period	$147,265,360	$117,211,183

Accumulated net investment income/(loss)	$2,854,641	$3,055,397

Share Transactions:
Shares issued	16,362,841	563,943
Dividends reinvested	336,869	422,348
Shares redeemed	(13,037,308)	(1,701,631)

Change in shares	3,662,402	(715,340)

See accompanying notes to the financial statements.

23

AZL Global Equity Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$9.71	$11.51	$12.88	$11.74	$12.14

Investment Activities:
Net Investment Income/(Loss)	0.20	0.23	0.28	0.25	0.19
Net Realized and Unrealized Gains/(Losses) on Investments	(0.30)	(1.66)	(0.89)	1.11	2.14

Total from Investment Activities	(0.10)	(1.43)	(0.61)	1.36	2.33

Dividends to Shareholders From:
Net Investment Income	(0.25)	(0.31)	(0.25)	(0.22)	(0.35)
Net Realized Gains	—	(0.06)	(0.51)	—	(2.38)

Total Dividends	(0.25)	(0.37)	(0.76)	(0.22)	(2.73)

Net Asset Value, End of Period	$9.36	$9.71	$11.51	$12.88	$11.74

Total Return(a)	(0.93)%	(12.57)%	(5.26)%	11.66%	20.55%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$147,265	$117,211	$147,054	$151,096	$135,156
Net Investment Income/(Loss)	2.75%	1.80%	2.35%	2.10%	2.25%
Expenses Before Reductions(b)	1.20%	1.24%	1.24%	1.23%	1.25%
Expenses Net of Reductions	1.10%	1.24%	1.24%	1.22%	1.24%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.10%	1.24%	1.24%	1.23%	1.25%
Portfolio Turnover Rate	135%	50%	20%	24%	21%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

24

AZL Global Equity Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Global Equity Index Fund (formerly, AZL NFJ International Value Fund) (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

25

AZL Global Equity Index Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $4.8 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $10,695 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year, the Fund engaged in such affiliated transactions at the current market price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $0.2 million as of December 30, 2016. The monthly average notional amount for these contracts was $0.1 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

26

AZL Global Equity Index Fund

Notes to the Financial Statements

December 31, 2016

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$1,783	Payable for variation on futures contracts	$622

*	For futures contracts, the amounts represent the cumulative appreciation/(depreciation) of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$472,950	$1,161

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock”), BlackRock provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit**
AZL Global Equity Index Fund	0.70%	0.80%

*	From January 1, 2016 through October 13, 2016, The Manager retained three independent money management organizations, Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors Limited and the annual rate due to the Manager was 0.70% of average daily net assets. Effective October 14, 2016, the annual rate due to the Manager remained at 0.70% of average daily net assets. From January 1, 2016 through October 13, 2016, the Manager did not voluntarily reduced the management fee. Effective October 14, 2016 the Manager voluntarily reduced the management fee to 0.31% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

**	Limit in effect as of October 14, 2016. Prior to that date, the annual expense limit was 1.45%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain securities in which the Fund invests. At December 31, 2016, these investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated securities for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/2016	Dividend Income
Allianz SE, Registered Shares	$—	$306,737	$—	$331,550	$—
BlackRock Inc., Class A	—	188,521	—	208,536	1,255

	$—	$495,258	$—	$540,086	$1,255

27

AZL Global Equity Index Fund

Notes to the Financial Statements

December 31, 2016

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $1,276 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international

28

AZL Global Equity Index Fund

Notes to the Financial Statements

December 31, 2016

securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks
Aerospace & Defense	$1,978,775	$578,254	$2,557,029
Air Freight & Logistics	635,276	207,676	842,952
Airlines	122,943	115,014	237,957
Auto Components	322,778	715,039	1,037,817
Automobiles	583,370	1,916,304	2,499,674
Banks	7,557,651	6,517,521	14,075,172
Beverages	1,844,514	1,101,746	2,946,260
Biotechnology	2,572,776	515,204	3,087,980
Building Products	269,666	424,759	694,425
Capital Markets	2,805,461	1,198,051	4,003,512
Chemicals	2,046,273	2,107,802	4,154,075
Commercial Services & Supplies	336,956	290,999	627,955
Communications Equipment	905,391	202,673	1,108,064
Construction & Engineering	81,241	473,613	554,854
Construction Materials	136,921	386,465	523,386
Consumer Finance	773,820	57,335	831,155
Containers & Packaging	348,977	75,556	424,533
Distributors	100,271	19,819	120,090
Diversified Consumer Services	20,139	11,007	31,146
Diversified Financial Services	962,954	405,870	1,368,824
Diversified Telecommunication Services	2,406,475	1,448,876	3,855,351
Electric Utilities	1,845,341	869,095	2,714,436
Electrical Equipment	553,092	704,978	1,258,070
Electronic Equipment, Instruments & Components	478,650	668,375	1,147,025
Energy Equipment & Services	1,007,294	94,660	1,101,954
Equity Real Estate Investment Trusts	2,635,718	942,668	3,578,386
Food & Staples Retailing	2,038,844	879,416	2,918,260
Food Products	1,578,221	1,635,967	3,214,188
Gas Utilities	73,208	220,426	293,634
Health Care Equipment & Supplies	2,289,687	467,481	2,757,168
Health Care Providers & Services	2,267,293	367,029	2,634,322
Health Care Technology	71,718	17,622	89,340
Hotels, Restaurants & Leisure	1,696,409	731,294	2,427,703
Household Durables	382,018	597,676	979,694
Household Products	1,480,617	412,545	1,893,162
Independent Power & Renewable Electricity Producers	43,954	23,478	67,432
Industrial Conglomerates	2,159,682	901,343	3,061,025
Insurance	3,067,381	2,988,695	6,056,076
Internet & Direct Marketing Retail	2,005,807	61,209	2,067,016
Internet Software & Services	3,717,319	92,360	3,809,679
IT Services	3,374,547	342,780	3,717,327
Leisure Products	90,683	108,825	199,508
Life Sciences Tools & Services	540,684	81,649	622,333
Machinery	1,339,580	1,338,217	2,677,797
Marine	—	128,370	128,370
Media	2,928,169	695,434	3,623,603
Metals & Mining	625,601	1,515,962	2,141,563
Multiline Retail	527,417	173,066	700,483
Multi-Utilities	913,477	581,191	1,494,668
Oil, Gas & Consumable Fuels	6,782,170	2,787,146	9,569,316
Paper & Forest Products	12,517	128,908	141,425
Personal Products	123,478	933,343	1,056,821
Pharmaceuticals	4,552,042	4,024,884	8,576,926
Professional Services	327,988	555,300	883,288

29

AZL Global Equity Index Fund

Notes to the Financial Statements

December 31, 2016

Investment Securities:	Level 1	Level 2	Total

Real Estate Management & Development	$66,750	$1,029,518	$1,096,268
Road & Rail	1,110,658	575,481	1,686,139
Semiconductors & Semiconductor Equipment	3,023,217	403,852	3,427,069
Software	4,076,173	659,286	4,735,459
Specialty Retail	2,107,958	523,500	2,631,458
Technology Hardware, Storage & Peripherals	3,227,895	306,452	3,534,347
Textiles, Apparel & Luxury Goods	623,341	950,194	1,573,535
Tobacco	1,415,577	836,941	2,252,518
Trading Companies & Distributors	197,109	710,715	907,824
Transportation Infrastructure	28,432	330,312	358,744
Water Utilities	57,888	55,131	113,019
Wireless Telecommunication Services	148,473	951,870	1,100,343
All Other Common Stocks+	88,285	—	88,285
Preferred Stocks+	—	265,219	265,219
Rights	—	8,295	8,295
Unaffiliated Investment Company	63,181	—	63,181

Total Investment Securities	94,578,171	52,447,741	147,025,912

Other Financial Instruments:*
Futures Contracts	1,161	—	1,161

Total Investments	$94,579,332	$52,447,741	$147,027,073

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Global Equity Index Fund	$192,978,781	$158,737,880

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

30

AZL Global Equity Index Fund

Notes to the Financial Statements

December 31, 2016

Cost of securities for federal income tax purposes at December 31, 2016 is $140,646,415. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$8,841,216
Unrealized (depreciation)	(2,461,719)

Net unrealized appreciation/(depreciation)	$6,379,497

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Global Equity Index Fund	$11,151,078	$6,454,327	$17,605,405

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Global Equity Index Fund	$3,055,401	$—	$3,055,401

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Global Equity Index Fund	$3,594,506	$671,205	$4,265,711

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Global Equity Index Fund	$2,869,088	$—	$(17,605,405)	$6,378,524	$(8,357,793)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

31

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Global Equity Index Fund (formerly, AZL NFJ International Value Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Global Equity Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

32

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

33

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® Global Equity Index Fund

(formerly AZL NFJ International Value Fund)

Approval of New Subadvisory Agreement — June 14, 2016 (Unaudited)

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees” of Allianz Variable Insurance Products Trust (the “Trust”)) held on June 14, 2016, the Board considered a recommendation by Allianz Investment Management LLC (the “Manager”), the investment manager to the AZL NFJ International Value Fund (the “Fund”), to (a) approve a subadvisory agreement (the “BlackRock Agreement”) between the Manager and BlackRock Investment Management Inc. (“BlackRock”), pursuant to which BlackRock would replace NFJ Investment Group LLC (“NFJ”) as subadviser to the Fund, and (b) change the name of the Fund to “AZL Global Equity Index Fund.” At the June 14 meeting, the Board voted unanimously to approve the BlackRock Agreement, which became effective as to the Fund on October 14, 2016. At the meeting, the Board reviewed materials furnished by the Manager pertaining to BlackRock and the BlackRock Agreement.

Board Consideration of the BlackRock Agreement

At the in-person meeting held on June 14, 2016, the Board considered the Manager’s recommendation that BlackRock replace NFJ as the Fund’s subadviser. At the meeting, the Board reviewed materials furnished by the Manager pertaining to BlackRock and the BlackRock Agreement and unanimously approved the BlackRock Agreement, which became effective as to the Fund October 14, 2016.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the subadvised funds of the Trust, including the Fund. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser. As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadviser, the Manager reviewed and evaluated NFJ’s management of the Fund, with a focus on the Fund’s investment performance in relation to its benchmark.

The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the BlackRock Agreement for the Fund in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, and are not employees of or affiliated with the Fund, the Manager, NFJ or BlackRock. At least annually, the Board receives from experienced counsel who are independent of the Manager a memorandum discussing the legal standards for the Board’s consideration of proposed investment advisory or subadvisory agreements. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the BlackRock Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the NFJ Agreement and determined that the BlackRock Agreement was reasonable and in the best interests of the Fund, and approved BlackRock as the Fund’s new subadviser. The Board’s decision to approve the BlackRock Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve BlackRock, the Board considered the reputation, financial strength and resources of BlackRock, and the experience and reputation of its portfolio management team to be involved with the Fund. The Board also considered BlackRock’s investment philosophy and process, particularly in the area of equity index funds. The Board determined that, based upon the Manager’s report, the proposed change to BlackRock as the subadviser likely would benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that BlackRock was a recognized firm capable of competently managing the Fund; that the nature, extent and quality of services that BlackRock could provide were at a level at least equal to the services provided by NFJ; that the services contemplated by the BlackRock Agreement are substantially the same as those provided under the NFJ Agreement; that the BlackRock Agreement contains provisions generally comparable to those of other subadvisory agreements for other mutual funds; that BlackRock is staffed with qualified personnel and has significant research capabilities; and that the investment performance of BlackRock in managing a similar fund, as discussed below, is at least satisfactory.

(2) The investment performance of BlackRock. The Board received information about the performance of a BlackRock separate account utilizing the global equity index strategy. The performance information presented to the Board, which covered the nine years ending December 31, 2015, reflected the Fund’s fee structure, and included performance versus a benchmark (the MSCI World Index) and performance rankings relative to a peer group of comparable global large-cap core funds. The Board also received information regarding returns, risk, standard deviation, and tracking error for the five years ending December 31, 2015. The Board noted that the performance of the BlackRock global equity index strategy was better, in most periods, than the performance of the Fund. The Board also considered that the performance of the BlackRock global equity index strategy was consistent with the Fund’s investment objective to seek to match the performance of the MSCI World Index as closely as possible.

(3) The costs of services to be provided and profits to be realized by BlackRock from its relationship with the Fund. The Board compared the fee schedule in the BlackRock Agreement to the fee schedule in the NFJ Agreement. The BlackRock Agreement provides that for the services provided and the expenses assumed by BlackRock, the Manager (out of its fees received from the Fund under the Management Agreement) will pay BlackRock a fee based on average daily net assets of 0.06% on the first $300 million and 0.03% on all assets over $300 million. The NFJ Agreement provided for subadvisory fees at the rate of 0.50% on all assets. The Board noted that the fee schedule in the BlackRock Agreement is lower than the fee schedule in the NFJ Agreement. The Board noted that the fee schedule in the BlackRock Agreement was the result of arm’s-length negotiation between the Manager and BlackRock. The Manager reported that there were no other global index funds in the variable annuity (“VA”) universe for comparison with the Fund’s fees. The Board did take into account information provided by the Manager regarding median management fees in the VA large cap and international core index fund universes. The Board also reviewed information provided by BlackRock regarding its anticipated profitability for acting as subadviser to the Fund. Based upon its review, the Board concluded that the fees proposed to be paid to BlackRock were reasonable.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedule in the BlackRock Agreement contains breakpoints that reduce the fee rate on assets above $300 million. The Board also noted that the Fund had approximately $117.2 million in net assets at December 31, 2015. The Board considered the possibility that BlackRock, or the Manager, may realize certain economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will

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be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees also noted that the fee schedule in the Management Agreement between the Manager and the Fund does not contain breakpoints that would reduce the fee rate as assets increase. However, the Manager has agreed to reduce the fee it collects from the Fund, through at least April 30, 2018, and to “cap” the Fund’s expenses at certain levels, which could have the effect of reducing expenses as would advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board reapproved the BlackRock Agreement at a meeting held on October 25, 2016, and expects to consider again whether or not to reapprove the BlackRock Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedule in the BlackRock Agreement was acceptable.

Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Fund is offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreement (the “Subadvisory Agreement”) with the Subadviser. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Fund, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Fund and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Fund and the companies that service it; and relevant developments in the mutual fund industry and how the Fund and/or Advisory Organizations are responding to them.

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The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Fund. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Fund.

The Advisory Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. As discussed above, the Subadvisory Agreement with BlackRock was most recently considered at a Board of Trustees meting held June 14, 2016. (Together, the Advisory Agreement and Subadvisory Agreement are referred to as the “Agreements.”) Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadviser. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers the Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Fund’s assets and the placement of orders for the purchase and sale of the securities of the Fund. As the Fund is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for the Fund to handle day-to-day management of the Fund’s investment portfolio; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadviser to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by the Subadviser with the investment policies and restrictions of the Fund, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Fund’s portfolio investments and to make available to the Fund’s administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadviser and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadviser are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Agreements.

(2) The investment performance of the Fund, the Manager and the Subadviser. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. However, the Board of Trustees also considered the fact that prior October 14, 2016, the Fund was subadvised by a different subadviser (NFJ) and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund and the prior Subadviser prior to October 14, 2016, was not deemed to be pertinent to the Board of Trustee’s assessment of the continuance of the Management Agreement and the BlackRock Agreement for the period following October 14, 2016.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadviser and their affiliates from their relationship with the Fund. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Fund is subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Fund overall are generally comparable to the average level of fees paid by Fund peer groups. The Board of Trustees was informed that there is no direct peer group available for comparison of the Fund’s fees and expenses. The Board of Trustees nevertheless received information that the Fund’s “actual” advisory fees are the same as the median weighted advisory fee paid by funds in a composite of the VA Large Cap Core Index (60% weight) and the VA International Core Index (40% weight). The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Fund are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Due to the lack of a direct peer group for comparison, no ranking of the Fund’s expenses with a peer group was available.

The Manager has committed to providing the Fund with a high quality of service and working to reduce Fund expenses over time, particularly as the Fund grows larger. The Trustees concluded therefore that the expense ratio of the Fund was not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

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The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of the Subadviser in connection with its relationship with the Fund. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreement with the Subadviser, which is not affiliated with it, were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Fund was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in the Fund as of June 30, 2016 were approximately $109.0 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Fund’s advisory fee rate schedule was acceptable under the Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Government Money Market Fund

(formerly AZL® Money Market Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Government Money Market Fund Review (unaudited)

(formerly AZL® Money Market Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Government Money Market Fund and BlackRock Advisors, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Government Money Market Fund (the “Fund”) returned 0.01%. That compared to a 0.32% total return for its benchmark, the Three-Month U.S. Treasury Bill Index1.

On May 1, 2016, the Fund converted from a prime money market to a government money market fund. In preparation for this conversion to a government-only strategy, we added exposure to fixed and floating-rate U.S. Government Agency and U.S. Treasury securities in maturities out to two years. All of the current holdings in the portfolio allocated to credit matured on or before the conversion date.*

The fixed-income markets struggled with uncertainty around the Federal Reserve’s (the Fed) strategy for raising interest rates. Market headwinds, including Britain’s Brexit vote in June, money market reform implementation in October, and the U.S. Election results in November, contributed to delays in anticipated rate increases and subsequent volatility during the period. The Fed ultimately raised the federal funds rate by 25 basis points (0.25%) in December.

In that environment, assets flowed out of prime market funds and into constant net asset value government money funds at a rate that exceeded the consensus view. Nearly $1 trillion in assets under management shifted from prime money market funds to government money market funds during the period. The increased demand outstripped the availability of new short-term U.S. government securities, this despite a high volume of existing U.S. Treasury bill and U.S. repurchase agreements (repos). The gap between supply and demand pushed valuations higher and lowered market yields below the federal funds target range.*

Due to uncertainty around the Fed’s rate strategy, federal funds futures did not fully price in a rate increase throughout the year. In this environment, the Fund favored exposure to floating-rate securities when spreads were attractive, and limited exposure to fixed-rate securities with maturities longer than seven months.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Government Money Market Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek current income consistent with stability of principal. The Fund seeks to achieve its objective by investing in a broad range of short-term, high-quality U.S. dollar-denominated money market instruments, including government, U.S. and foreign bank, commercial and other obligations.

Investment Concerns

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time. Past performance is not predictive of future performance as yields on money market funds fluctuate daily.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	1 Year	3 Year	5 Year	10 Years
AZL® Government Money Market Fund	0.01%	0.01%	0.00%	0.73%
Three-Month U.S. Treasury Bill Index	0.32%	0.13%	0.11%	0.67%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Government Money Market Fund	0.65%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.87% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Yield as of December 31, 2016
	7 Day Average	7 Day Effective	30 Day Average
AZL® Government Money Market Fund	0.00%	0.00%	0.00%

The Manager has voluntarily undertaken to waive, reimburse, or pay the Fund’s expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to certain limitations as further described in Note 3 to the Financial Statements. The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield.

The 7-day yield quotation is as of December 31, 2016 and more closely reflects the current earnings of the Fund than the total return quotation.

The Fund’s performance is measured against the Three-Month U.S. Treasury Bill Index. The Treasury Bill Index is an unmanaged index and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Government Money Market Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Government Money Market Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Government Money Market Fund	$1,000.00	$1,000.10	$2.21	0.44%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Government Money Market Fund	$1,000.00	$1,022.92	$2.24	0.44%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Government Agency Mortgages	66.4%
U.S. Treasury Obligations	5.2
Repurchase Agreements	27.6
Money Markets	— ^

Total Investment Securities	99.2
Net other assets (liabilities)	0.8

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
U.S. Government Agency Mortgages (66.4%):
Federal Home Loan Bank (48.6%):
$18,900,000	0.23%, 1/4/17(a)	$18,899,509
7,000,000	0.29%, 1/6/17(a)	6,999,666
4,500,000	0.43%, 1/11/17	4,499,951
12,630,000	0.36%, 1/11/17(a)	12,628,626
6,515,000	0.37%, 1/13/17(a)	6,514,133
7,500,000	0.34%, 1/20/17(a)	7,498,575
30,500,000	0.43%, 1/25/17(a)	30,490,897
24,410,000	0.42%, 1/27/17(a)	24,402,373
8,500,000	0.37%, 2/1/17(a)	8,497,189
10,620,000	0.44%, 2/2/17(a)	10,615,681
11,015,000	0.45%, 2/8/17(a)	11,009,675
4,875,000	0.46%, 2/10/17(a)	4,872,454
10,000,000	0.75%, 2/14/17(b)	9,999,381
7,045,000	0.47%, 2/15/17(a)	7,040,791
4,885,000	0.59%, 2/21/17(a)	4,880,848
9,320,000	0.51%, 2/22/17(a)	9,313,000
6,000,000	0.52%, 3/3/17(a)	5,994,612
5,000,000	0.51%, 3/10/17(a)	4,995,089
6,000,000	0.70%, 3/14/17(b)	5,999,768
5,000,000	0.72%, 3/15/17(b)	5,000,000
6,435,000	0.54%, 3/22/17(a)	6,427,146
34,945,000	0.54%, 3/24/17(a)	34,901,510
4,000,000	0.54%, 3/29/17(a)	3,994,683
6,200,000	0.49%, 4/11/17(a)	6,191,561
11,000,000	0.48%, 4/19/17(a)	10,984,028
4,000,000	0.55%, 5/1/17(a)	3,992,667
3,615,000	0.46%, 5/4/17(b)	3,615,000
5,500,000	0.49%, 5/10/17(b)	5,499,602
6,555,000	0.63%, 5/30/17	6,552,528
8,640,000	0.83%, 6/15/17(b)	8,640,000
9,000,000	0.71%, 7/7/17(b)	9,000,000
3,500,000	0.68%, 8/22/17(b)	3,499,939
3,970,000	0.69%, 8/25/17(b)	3,970,000
5,400,000	0.79%, 10/16/17(b)	5,400,000
4,000,000	0.81%, 10/27/17(b)	3,999,767
2,000,000	0.71%, 11/8/17(b)	2,000,000
4,000,000	0.77%, 2/5/18(b)	4,000,000

		322,820,649

Federal Farm Credit Bank (6.5%):
2,210,000	0.40%, 1/3/17(a)	2,209,926
2,330,000	0.58%, 3/30/17(a)	2,326,640
4,525,000	0.60%, 7/11/17(a)	4,510,595
7,000,000	0.88%, 9/12/17(b)	7,000,933
10,000,000	0.76%, 9/22/17(b)	9,999,635
10,000,000	0.75%, 9/25/17(b)	9,998,565
3,385,000	0.69%, 9/29/17(a)	3,367,418
3,365,000	0.81%, 4/4/18(b)	3,364,575

		42,778,287

Federal Home Loan Mortgage Corp. (8.2%):
4,000,000	0.39%, 1/17/17(a)	3,999,271
8,930,000	0.42%, 2/3/17(a)	8,926,439
4,720,000	0.50%, 2/17/17(a)	4,716,857
5,330,000	0.50%, 2/27/17(a)	5,325,696

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corp., continued
$3,780,000	0.48%, 4/6/17(a)	$3,775,212
5,745,000	0.52%, 5/10/17(a)	5,734,295
7,615,000	0.50%, 5/15/17(a)	7,600,828
3,400,000	0.87%, 7/21/17(b)	3,399,807
4,730,000	1.00%, 9/29/17	4,739,509
1,840,000	0.72%, 11/13/17(b)	1,841,152
4,000,000	0.97%, 3/8/18(b)	4,000,000

		54,059,066

Federal National Mortgage Association (3.1%):
1,285,000	5.00%, 2/13/17	1,291,744
1,765,000	0.63%, 6/1/17(a)	1,760,336
12,530,000	0.72%, 8/16/17(b)	12,529,049
5,000,000	0.64%, 10/5/17(b)	4,999,421

		20,580,550

Total U.S. Government Agency Mortgages (Cost $440,238,552)		440,238,552

U.S. Treasury Obligations (5.2%):
U.S. Treasury Bills (3.7%)
9,000,000	0.47%, 3/2/17(a)	8,992,800
6,700,000	0.53%, 3/16/17(a)	6,692,563
9,000,000	0.60%, 4/27/17(a)	8,982,455

		24,667,818

U.S. Treasury Notes (1.5%)
4,000,000	0.83%, 1/31/18(b)	3,999,081
6,000,000	0.75%, 4/30/18(b)	6,000,400

		9,999,481

Total U.S. Treasury Obligations (Cost $34,667,299)		34,667,299

Repurchase Agreements (27.6%):
7,000,000	Royal Bank of Canada, 0.45%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $7,000,088, Collateralized by U.S. Treasury Obligations, 0.00%-8.00%, 08/15/20-08/15/36, fair value of $7,140,027)	7,000,000
15,000,000	Royal Bank of Canada, 0.48%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $15,000,200, Collateralized by U.S. Government Agency Obligations, 3.50%-4.00%, 11/01/34-12/01/46, fair value of $15,450,000)	15,000,000
15,000,000	Morgan Stanley & Co. LLC, 0.51%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $15,000,212, Collateralized by U.S. Treasury Obligations, 3.75%-6.38%, 08/15/27-11/15/43, fair value of $15,300,048)	15,000,000
10,000,000	Toronto Dominion Bank NY, 0.53%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $10,000,147, Collateralized by U.S. Treasury Obligations, 2.50%, 02/15/45, fair value of $10,200,011)	10,000,000
15,000,000	Toronto Dominion Bank NY, 0.51%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $15,000,212, Collateralized by U.S. Treasury Notes, 0.13%, 04/15/18, fair value of $15,300,084)	15,000,000

Continued

4

AZL Government Money Market Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Repurchase Agreements, continued
$20,000,000	Mitsubishi UFJ Securities USA Inc., 0.50%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $20,000,278, Collateralized by U.S. Treasury Notes, 0.00%-3.88%, 07/31/20-08/15/41, fair value of $20,400,013)	$20,000,000
15,000,000	Morgan Stanley & Co. LLC, 0.50%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $15,000,208, Collateralized by U.S. Treasury Obligations, 0.00%-8.75%, 02/02/17-11/15/42, fair value of $15,300,061)	15,000,000
25,000,000	Bank of Nova Scotia, 0.50%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $25,000,347, Collateralized by U.S. Treasury Notes, 1.75%-2.13%, 12/31/20-11/30/21, fair value of $25,501,433)	25,000,000
20,000,000	BNP Paribas, 0.50%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $20,000,278, Collateralized by U.S. Treasury Notes, 0.00%-1.38%, 03/15/17-11/15/21, fair value of $20,400,084)	20,000,000
15,000,000	Bank of Montreal, 0.50%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $15,000,208, Collateralized by U.S. Treasury Notes, 0.00%-4.25%, 11/15/17-2/15/46, fair value of $15,300,024)	15,000,000

Principal Amount		Fair Value
Repurchase Agreements, continued
$1,000,000	Bank of Montreal, 0.50%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $1,000,014, Collateralized by U.S. Government Agency Obligations, 2.50%-4.00%, 9/1/25-12/1/27, fair value of $1,030,001)	$1,000,000
2,000,000	Mizuho Securities USA, Inc., 0.50%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $20,000,028, Collateralized by U.S. Treasury Notes, 0.13%, 04/15/20, fair value of $2,040,067)	2,000,000
3,000,000	HSBC Securities (USA), Inc., 0.45%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $3,000,038, Collateralized by U.S. Treasury Notes, 2.63%, 07/15/17, fair value of $3,063,307)	3,000,000
20,000,000	Citigroup Global Markets, 0.53%, 1/3/17, (Purchased on 12/30/16, proceeds at maturity $20,000,294, Collateralized by U.S. Treasury Notes, 1.25%, 02/29/20, fair value of $20,400,018)	20,000,000

Total Repurchase Agreements (Cost $183,000,000)		183,000,000

Total Investment Securities (Cost $657,905,851)(c) — 99.2%		657,905,851
Net other assets (liabilities) — 0.8%		5,097,659

Net Assets — 100.0%		$663,003,510

Percentages indicated are based on net assets as of December 31, 2016.

(a)	The rate represents the effective yield at December 31, 2016.

(b)	Variable Rate Security. The rate represents the rate in effect at December 31, 2016. These securities are deemed to have a maturity remaining until the next adjustment of the interest rate or the longer of the demand period or time to the next readjustment.

(c)	Aggregate cost for federal income tax and financial reporting purposes is substantially the same.

See accompanying notes to the financial statements.

5

AZL Government Money Market Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$474,905,851

Investment securities, at value	$474,905,851
Repurchase agreements, at value/cost	183,000,000
Cash	106,098
Interest and dividends receivable	128,804
Receivable for capital shares issued	5,179,015
Prepaid expenses	3,671

Total Assets	663,323,439

Liabilities:
Manager fees payable	132,122
Administration fees payable	13,143
Distribution fees payable	140,303
Custodian fees payable	9,418
Administrative and compliance services fees payable	1,717
Trustee fees payable	1,304
Other accrued liabilities	21,922

Total Liabilities	319,929

Net Assets	$663,003,510

Net Assets Consist of:
Capital	$662,970,663
Accumulated net realized gains/(losses) from investment transactions	32,847

Net Assets	$663,003,510

Shares of beneficial interest (unlimited number of shares authorized, no par value)	662,971,428
Net Asset Value (offering and redemption price per share)	$1.00

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$3,131,723
Dividends	102

Total Investment Income	3,131,825

Expenses:
Manager fees	2,464,856
Administration fees	186,841
Distribution fees	1,760,618
Custodian fees	23,133
Administrative and compliance services fees	12,656
Trustee fees	40,705
Professional fees	37,728
Shareholder reports	26,263
Other expenses	19,295

Total expenses before reductions	4,572,095
Less expenses voluntarily waived/reimbursed by the Manager	(1,440,270)

Net expenses	3,131,825

Net Investment Income/(Loss)	—

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	33,051

Net Realized/Unrealized Gains/(Losses) on Investments	33,051

Change in Net Assets Resulting From Operations	$33,051

See accompanying notes to the financial statements.

6

Statements of Changes in Net Assets

	AZL Government Money Market Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net realized gains/(losses) on investment transactions	$33,051	$46,026

Change in net assets resulting from operations	33,051	46,026

Distributions to Shareholders:
From net realized gains	(45,885)	(47,987)

Change in net assets resulting from distributions to shareholders	(45,885)	(47,987)

Capital Transactions:
Proceeds from shares issued	466,951,287	418,470,257
Proceeds from dividends reinvested	45,885	47,987
Value of shares redeemed	(491,615,856)	(431,216,029)

Change in net assets resulting from capital transactions	(24,618,684)	(12,697,785)

Change in net assets	(24,631,518)	(12,699,746)
Net Assets:
Beginning of period	687,635,028	700,334,774

End of period	$663,003,510	$687,635,028

Share Transactions:
Shares issued	466,951,287	418,470,257
Dividends reinvested	45,885	47,987
Shares redeemed	(491,615,856)	(431,216,029)

Change in shares	(24,618,684)	(12,697,785)

See accompanying notes to the financial statements.

7

AZL Government Money Market Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016		2015		2014		2013		2012
Net Asset Value, Beginning of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Investment Activities:
Net Investment Income/(Loss)	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)
Net Realized and Unrealized Gains/(Losses) on Investments	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total from Investment Activities	—		—		—		—		—

Dividends to Shareholders From:
Net Realized Gains	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Total Dividends	—	(a)	—	(a)	—	(a)	—	(a)	—	(a)

Net Asset Value, End of Period	$1.00		$1.00		$1.00		$1.00		$1.00

Total Return(b)	0.01%		0.01%		0.01%		—		—
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$663,004		$687,635		$700,335		$806,642		$872,062
Net Investment Income/(Loss)	—		—		—		—		—
Expenses Before Reductions(c)	0.65%		0.65%		0.65%		0.65%		0.66%
Expenses Net of Reductions(d)	0.44	%(d)	0.26%		0.20%		0.22	%(d)	0.29	%(d)

(a)	Represents less than $0.005.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	The expense ratio for the period reflects the reduction of certain expenses to maintain a certain minimum yield.

See accompanying notes to the financial statements.

8

AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Government Money Market Fund (formerly, AZL Money Market Fund) (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below. Investments of the Fund are valued, in accordance with Rule 2a-7 of the 1940 Act, at amortized cost, which approximates fair value. Under the amortized cost method, discounts or premiums are amortized on a constant basis to the maturity of the security.

Repurchase Agreements

The Fund may invest in repurchase agreements with financial institutions such as member banks of the Federal Reserve System or from registered broker/dealers that the adviser deems creditworthy under guidelines approved by the Board, subject to the seller’s agreement to repurchase such securities at a mutually agreed-upon date and price. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. The seller under a repurchase agreement is required to maintain the value of collateral held pursuant to the agreement at not less than the repurchase price (including accrued interest). Securities subject to repurchase agreements are held by the Fund’s custodian, another qualified sub-custodian, or in the Federal Reserve book-entry system. Master Repurchase Agreements (“MRA”) permit the Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset receivables under the MRA with collateral posted by the counterparty and create one net payment due to or from the Fund. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, the Fund receives securities as collateral with a market value in excess of the repurchase price to be received by the Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, the Fund would recognize a liability with respect to such excess collateral to reflect the Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts.

Dividends to Shareholders

Dividends from net investment income are declared daily and paid monthly from the Fund. The net realized gains, if any, are declared and paid at least annually by the Fund. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax basis treatment; temporary differences (e.g., wash sales and post October losses) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

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AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2016

Money Market Reform

On June 16, 2015, the Board of Trustees of the Fund approved a change to the name and principal investment strategies of the Fund. The Fund will become a government money market fund and will be called the AZL Government Money Market Fund. As a government money market fund, the Fund will be permitted to continue to use a stable net asset value ($1.00 per share), and the Fund will not be required to impose fees on shareholder redemptions or to temporarily suspend redemptions in the event that the Fund’s weekly liquid assets fall below a certain threshold. The changes to the Fund are expected to be fully implemented by May 1, 2016. Prior to such date, it is expected that the Fund gradually will allocate a larger percentage of its assets to government securities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Advisors, LLC (“BlackRock Advisors”), BlackRock Advisors provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Government Money Market Fund	0.35%	0.87%

The Manager has voluntarily agreed to waive, reimburse, or pay Fund expenses to the extent necessary in order to maintain a minimum daily net investment income for the Fund of 0.00%. The Distributor may waive its Rule 12b-1 fees. The amount waived, reimbursed, or paid by the Manager and/or the Distributor will be repaid to the Manager and/or the Distributor subject to the following limitations:

1.	The repayments will not cause the Fund’s net investment income to fall below 0.00%.
2.	The repayments must be made no later than three years after the end of the fiscal year in which the waiver, reimbursement, or payment took place.
3.	Any expense recovery paid by the Fund will not cause its expense ratio to exceed 0.87%.

The ability of the Manager and/or Distributor to receive such payments could negatively affect the Fund’s future yield. Amounts waived under this agreement during the year ended December 31, 2016 are reflected on the Statement of Operations as “Expenses voluntarily waived/reimbursed by the Manager.”

Any amounts waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2016, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/17	Expires 12/31/18	Expires 12/31/19	Total
AZL Government Money Market Fund	$3,323,767	$2,615,420	$1,440,270	$7,379,457

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

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AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2016

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $8,001 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Repurchase Agreements	$—	$183,000,000	$183,000,000
U.S. Government Agency Mortgages	—	440,238,552	440,238,552
U.S. Treasury Obligations	—	34,667,299	34,667,299

Total Investment Securities	$—	$657,905,851	$657,905,851

5. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Return of Capital	Total Distributions(a)
AZL Government Money Market Fund	$43,861	$1,901	$123	$45,885

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Government Money Market Fund	$47,987	$—	$47,987

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL Government Money Market Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation	Total Accumulated Earnings/ (Deficit)
AZL Government Money Market Fund	$32,847	$—	$—	$—	$32,847

6. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

7. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

8. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Government Money Market Fund (formerly, AZL Money Market Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Government Money Market Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $1,901.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $43,861.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

16

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

17

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

19

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/16

AZL® International Index Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® International Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® International Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® International Index Fund (Class 2 Shares) (the “Fund”) returned 0.37%. That compared to a 1.51% total return for its benchmark, the MSCI EAFE Index1.

The Fund seeks investment results, before fees, expenses and fair value adjustments to its portfolio at the close of the New York Stock Exchange, that correspond to the performance of the MSCI EAFE. The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of international equity markets.*

International equities had their worst start to the year since 2008 as the markets struggled with weakness in China and plunging oil prices. Oil prices stabilized toward the end of the first quarter, which helped decrease global volatility and fuel a recovery in global markets. Equity indexes posted mixed performance in the second quarter amid recovering oil prices, uncertainty about a potential Federal Reserve rate hike and the United Kingdom’s June vote to leave the European Union. The surprise result shocked investors globally and resulted in a sharp two-day sell-off, after which developed markets rallied into the end of June and recovered much of the losses.

The late-June rally continued into the third quarter as the Federal Reserve kept rates unchanged, Japan announced additional fiscal and monetary stimulus, and the Bank of England cut rates. However, weak economic data out of China and a more hawkish tone from Fed officials hindered some performance for the quarter.

The year ended with a global equity rally amid strong global economic data and continued optimism around then president-elect Trump’s reflationary policies. Those factors outweighed the effects of the ECB’s decision to reduce the pace of its asset purchases and diplomatic tensions between the United States and other major powers. However, a stronger U.S. dollar muted gains for U.S. investors.

In general, international stocks underperformed the S&P 5002 for the period. The energy and materials sectors generated the strongest returns in the MSCI EAFE in U.S. dollar terms. The sectors gained on rising prices for oil and other commodities. Health care stocks and telecommunication services stocks had the largest negative effect on the performance of the Index.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures made a small positive contribution to relative results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The Standard & Poor’s 500 Index (“S&P 500”) is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole.

1

AZL® International Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Morgan Stanley Capital International Europe, Australasia and Far East Index (“MSCI EAFE® Index”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the MSCI EAFE Index and in derivative instruments linked to the MSCI EAFE Index, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® International Index Fund (Class 1 Shares)	10/14/16	—	—	—	0.70%*
AZL® International Index Fund (Class 2 Shares)	5/1/09	0.37%	-2.44%	5.87%	6.78%
MSCI EAFE Index (gross of withholding taxes)	5/1/09	1.51%	-1.15%	7.02%	8.15%
MSCI EAFE Index (net of withholding taxes)	5/1/09	1.00%	-1.60%	6.53%	7.67%

*	Cumulative Return

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® International Index Fund (Class 1 Shares)	0.50%
AZL® International Index Fund (Class 2 Shares)	0.75%

Expense Ratios are based on the current Fund prospectus dated August 31, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.52% for Class 1 Shares and 0.77% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Morgan Stanley Capital International, Europe, Australasia and Far East (“MSCI EAFE”) Index, which is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada. The Index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL International Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL International Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL International Index Fund, Class 1**	$1,000.00	$1,007.00	$0.83	0.40%
AZL International Index Fund, Class 2	$1,000.00	$1,039.70	$3.38	0.66%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL International Index Fund, Class 1	$1,000.00	$1,023.13	$2.03	0.40%
AZL International Index Fund, Class 2	$1,000.00	$1,021.82	$3.35	0.66%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

**	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 76/366 to reflect the stub period from commencement of operations 10/17/2016 through 12/31/2016.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Japan	23.8%
United Kingdom	17.0
France	9.5
Germany	9.2
Switzerland	9.1
Australia	7.3
Netherlands	3.8
Hong Kong	3.1
Spain	3.1
Sweden	2.8
All other countries	10.3

Total Common Stocks and Preferred Stocks	99.0
Rights	— ^
Securities Held as Collateral for Securities on Loan	0.5
Money Market	0.2

Total Investment Securities	99.7
Net other assets (liabilities)	0.3

Net Assets	100.0%

^	Represents less than 0.05%.

3

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (98.5%):
Aerospace & Defense (1.1%):
448,052	BAE Systems plc	$3,253,291
240,475	Cobham plc	484,521
321	Dassault Aviation SA	358,122
3,310	Elbit Systems, Ltd.	334,439
81,598	European Aeronautic Defence & Space Co. NV	5,384,577
56,535	Finmeccanica SpA*	792,487
108,817	Meggitt plc	614,403
259,607	Rolls-Royce Holdings plc	2,134,615
44,040	Safran SA	3,170,309
219,800	Singapore Technologies Engineering, Ltd.	488,027
14,925	Thales SA	1,445,933
29,546	Zodiac Aerospace	678,175

		19,138,899

Air Freight & Logistics (0.4%):
120,019	Bollore, Inc.	422,808
136,974	Deutsche Post AG	4,497,336
128,013	Royal Mail plc	728,247
49,400	Yamato Holdings Co., Ltd.	1,001,554

		6,649,945

Airlines (0.2%):
158,000	All Nippon Airways Co., Ltd.	425,033
130,954	Cathay Pacific Airways, Ltd.	172,149
33,029	Deutsche Lufthansa AG, Registered Shares	426,718
25,487	easyJet plc	315,188
125,880	International Consolidated Airlines Group SA	679,167
16,070	Japan Airlines Co., Ltd.	469,000
57,477	Qantas Airways, Ltd.	137,695
4,438	Ryanair Holdings plc, ADR*	369,508
82,900	Singapore Airlines, Ltd.	552,288

		3,546,746

Auto Components (1.3%):
27,000	Aisin Sieki Co., Ltd.	1,168,603
91,900	Bridgestone Corp.	3,306,262
25,695	Compagnie Generale des Establissements Michelin SCA, Class B	2,857,611
15,541	Continental AG	3,024,843
67,100	Denso Corp.	2,899,020
241,776	GKN plc	984,756
15,900	Koito Manufacturing Co., Ltd.	839,708
24,000	NGK Spark Plug Co., Ltd.	531,341
14,700	NOK Corp.	296,940
16,266	Nokian Renkaat OYJ	606,219
23,550	Schaeffler AG	347,528
21,200	Stanley Electric Co., Ltd.	577,942
106,500	Sumitomo Electric Industries, Ltd.	1,529,386
24,700	Sumitomo Rubber Industries, Ltd.	390,775
7,200	Toyoda Gosei Co., Ltd.	167,937
23,000	Toyota Industries Corp.	1,092,453
33,644	Valeo SA	1,932,892
14,700	Yokohama Rubber Co., Ltd. (The)	262,084

		22,816,300

Automobiles (3.6%):
46,810	Bayerische Motoren Werke AG (BMW)	4,381,853
135,212	Daimler AG, Registered Shares	10,033,368
17,367	Ferrari NV	1,010,211

Shares		Fair Value
Common Stocks, continued
Automobiles, continued
127,500	Fiat Chrysler Automobiles NV	$1,157,946
86,900	Fuji Heavy Industries, Ltd.	3,535,221
230,100	Honda Motor Co., Ltd.	6,699,797
83,900	Isuzu Motors, Ltd.	1,059,308
80,500	Mazda Motor Corp.	1,307,700
91,600	Mitsubishi Motors Corp.	520,793
340,000	Nissan Motor Co., Ltd.	3,411,491
68,528	PSA Peugeot Citroen SA*	1,116,997
27,134	Renault SA	2,412,349
48,500	Suzuki Motor Corp.	1,702,708
376,066	Toyota Motor Corp.	21,957,348
4,750	Volkswagen AG	682,111
39,600	Yamaha Motor Co., Ltd.	868,950

		61,858,151

Banks (12.3%):
39,824	ABN AMRO Group NV	881,976
145,000	Aozora Bank, Ltd.	512,954
411,872	Australia & New Zealand Banking Group, Ltd.	9,014,739
926,291	Banco Bilbao Vizcaya Argentaria SA	6,248,153
765,781	Banco de Sabadell SA	1,065,810
506,925	Banco Popular Espanol SA^	489,512
2,059,224	Banco Santander SA	10,748,082
150,505	Bank Hapoalim BM	893,886
204,839	Bank Leumi Le-Israel Corp.*	842,246
175,400	Bank of East Asia, Ltd. (The)	669,166
1,709,551	Bank of Ireland*	422,106
2,167,044	Bank of Ireland*	532,875
46,000	Bank of Kyoto, Ltd. (The)	340,604
51,449	Bank of Queensland, Ltd.	439,534
699,418	Bankia SA	714,445
95,023	Bankinter SA	735,807
2,386,857	Barclays plc	6,555,535
60,506	Bendigo & Adelaide Bank, Ltd.	553,519
149,538	BNP Paribas SA	9,524,405
510,000	BOC Hong Kong Holdings, Ltd.	1,825,990
96,000	Chiba Bank, Ltd. (The)	586,847
25,900	Chugoku Bank, Ltd. (The)	370,820
46,903	Chuo Mitsui Trust Holdings, Inc.	1,666,686
150,377	Commerzbank AG	1,146,734
241,389	Commonwealth Bank of Australia	14,314,095
167,400	Concordia Financial Group, Ltd.	802,923
158,225	Credit Agricole SA	1,961,328
502,466	Criteria Caixacorp SA	1,659,619
97,242	Danske Bank A/S	2,949,815
248,500	DBS Group Holdings, Ltd.	2,965,506
137,984	DnB NOR ASA	2,053,482
42,487	Erste Group Bank AG	1,243,783
104,000	Fukuoka Financial Group, Inc.	460,457
62,300	Hachijuni Bank, Ltd. (The)	360,293
108,300	Hang Seng Bank, Ltd.	2,007,300
67,000	Hiroshima Bank, Ltd. (The)	311,905
2,791,559	HSBC Holdings plc	22,567,754
547,318	ING Groep NV	7,701,254
139,598	Intesa Sanpaolo^	327,908
1,792,797	Intesa Sanpaolo SpA	4,575,992
59,500	Japan Post Bank Co., Ltd.	712,960

Continued

4

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Banks, continued
35,430	KBC Groep NV	$2,192,743
52,200	Kyushu Financial Group, Inc.	353,081
9,068,078	Lloyds Banking Group plc	6,972,482
125,860	Mebuki Financial Group, Inc.	465,133
85,575	Mediobanca SpA	698,329
1,796,700	Mitsubishi UFJ Financial Group, Inc.	11,047,468
15,515	Mizrahi Tefahot Bank, Ltd.	226,655
3,358,139	Mizuho Financial Group, Inc.	6,012,787
373,435	National Australia Bank, Ltd.	8,240,515
132,515	Natixis	747,108
428,783	Nordea Bank AB	4,769,049
436,399	Oversea-Chinese Banking Corp., Ltd.	2,678,388
16,501	Raiffeisen International Bank-Holding AG*	301,816
311,687	Resona Holdings, Inc.	1,604,384
497,135	Royal Bank of Scotland Group plc*	1,372,822
94,800	Seven Bank, Ltd.^	272,396
257,000	Shinsei Bank, Ltd.	432,279
70,000	Shizuoka Bank, Ltd. (The)	586,466
214,491	Skandinaviska Enskilda Banken AB, Class A	2,250,262
108,307	Societe Generale	5,316,095
463,329	Standard Chartered plc*	3,794,207
189,669	Sumitomo Mitsui Financial Group, Inc.	7,191,285
24,500	Suruga Bank, Ltd.	545,506
213,888	Svenska Handelsbanken AB, Class A	2,973,106
127,871	Swedbank AB, Class A	3,091,908
741,566	UniCredit SpA	2,131,536
182,873	United Overseas Bank, Ltd.	2,567,027
468,905	Westpac Banking Corp.	10,982,304
29,000	Yamaguchi Financial Group, Inc.	315,159

		213,891,101

Beverages (2.1%):
107,288	Anheuser-Busch InBev NV	11,328,732
54,600	Asahi Breweries, Ltd.	1,721,739
15,113	Carlsberg A/S, Class B	1,304,505
85,950	Coca-Cola Amatil, Ltd.	626,681
30,603	Coca-Cola European Partners plc	965,459
23,561	Coca-Cola HBC AG	513,462
353,167	Diageo plc	9,135,297
14,252	Heineken Holding NV	990,886
32,551	Heineken NV	2,437,824
116,100	Kirin Holdings Co., Ltd.	1,885,155
29,978	Pernod Ricard SA	3,247,112
3,551	Remy Cointreau SA	302,834
19,600	Suntory Beverage & Food, Ltd.	810,929
104,220	Treasury Wine Estates, Ltd.	801,759

		36,072,374

Biotechnology (1.0%):
13,656	Actelion, Ltd., Registered Shares	2,952,584
64,564	CSL, Ltd.	4,663,144
8,027	Genmab A/S*	1,330,760
44,702	Grifols SA	888,056
126,843	Shire plc	7,186,511

		17,021,055

Building Products (0.8%):
143,000	Asahi Glass Co., Ltd.	971,672

Shares		Fair Value
Common Stocks, continued
Building Products, continued
141,541	Assa Abloy AB, Class B	$2,626,738
69,844	Compagnie de Saint-Gobain SA	3,251,912
33,100	Daikin Industries, Ltd.	3,031,679
5,213	Geberit AG, Registered Shares	2,086,820
37,500	Lixil Group Corp.	849,918
20,100	TOTO, Ltd.	793,343

		13,612,082

Capital Markets (2.3%):
137,296	3i Group plc	1,192,492
122,080	Aberdeen Asset Management plc	387,913
27,367	ASX, Ltd.	980,026
279,554	Credit Suisse Group AG	3,992,933
234,300	Daiwa Securities Group, Inc.	1,439,505
194,767	Deutsche Bank AG, Registered Shares*	3,524,153
27,159	Deutsche Boerse AG*	2,212,275
34,429	Hargreaves Lansdown plc	513,848
163,293	Hong Kong Exchanges & Clearing, Ltd.	3,842,798
81,588	Investec plc	539,355
73,600	Japan Exchange Group, Inc.	1,054,326
31,611	Julius Baer Group, Ltd.	1,403,865
44,301	London Stock Exchange Group plc	1,591,435
43,248	Macquarie Group, Ltd.	2,725,590
22	Nex Group plc	125
512,900	Nomura Holdings, Inc.	3,023,719
2,456	Partners Group Holding AG	1,149,760
31,590	SBI Holdings, Inc.	400,984
19,912	Schroders plc	734,312
113,400	Singapore Exchange, Ltd.	560,545
29,594	Tullett Prebon plc	157,839
514,406	UBS Group AG	8,055,366

		39,483,164

Chemicals (3.9%):
54,689	Air Liquide SA	6,070,315
21,500	Air Water, Inc.	387,153
34,967	AkzoNobel NV	2,183,425
9,588	Arkema SA	936,552
178,000	Asahi Kasei Corp.	1,549,881
129,102	BASF SE	12,038,437
13,974	Christian Hansen Holding A/S	773,122
9,214	Covestro AG	633,771
18,560	Croda International plc	727,976
37,400	Daicel Chemical Industries, Ltd.	410,514
1,142	EMS-Chemie Holding AG	580,418
23,602	Evonik Industries AG	702,646
5,394	Frutarom Industries, Ltd.	275,390
9,840	Fuchs Petrolub SE	413,132
1,304	Givaudan SA, Registered Shares	2,389,673
15,500	Hitachi Chemical Co., Ltd.	386,840
237,562	Incitec Pivot, Ltd.	614,190
77,511	Israel Chemicals, Ltd.	316,698
27,305	Johnson Matthey plc	1,066,742
26,100	JSR Corp.	410,717
26,950	K+S AG, Registered Shares	644,129
42,000	Kaneka Corp.	341,470
32,300	Kansai Paint Co., Ltd.	594,076
25,622	Koninklijke DSM NV	1,533,674

Continued

5

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
51,000	Kuraray Co., Ltd.	$763,257
12,921	Lanxess AG	846,491
26,221	Linde AG	4,298,946
191,400	Mitsubishi Chemical Holdings Corp.	1,233,544
26,100	Mitsubishi Gas Chemical Co., Inc.	444,474
130,000	Mitsui Chemicals, Inc.	582,498
23,200	Nippon Paint Holdings Co., Ltd.	628,849
17,300	Nissan Chemical Industries, Ltd.	576,799
23,300	Nitto Denko Corp.	1,784,286
32,574	Novozymes A/S, Class B	1,121,291
54,819	Orica, Ltd.	696,196
54,800	Shin-Etsu Chemical Co., Ltd.	4,224,007
304	Sika AG, Class B	1,460,697
10,466	Solvay SA	1,224,704
221,000	Sumitomo Chemical Co., Ltd.	1,045,748
17,421	Symrise AG	1,059,466
13,122	Syngenta AG	5,187,107
18,300	Taiyo Nippon Sanso Corp.	211,282
25,200	Teijin, Ltd.	509,637
207,000	Toray Industries, Inc.	1,673,290
13,451	Umicore SA	765,507
25,251	Yara International ASA	995,025

		67,314,042

Commercial Services & Supplies (0.6%):
34,240	Babcock International Group plc	401,627
223,895	Brambles, Ltd.	1,996,761
77,000	Dai Nippon Printing Co., Ltd.	759,321
30,200	Edenred	598,409
215,567	G4S plc	623,731
23,588	ISS A/S	794,944
13,800	Park24 Co., Ltd.	373,968
29,700	SECOM Co., Ltd.	2,167,643
45,229	Securitas AB, Class B	711,633
3,751	Societe BIC SA	509,783
9,500	Sohgo Security Services Co., Ltd.	364,415
72,000	Toppan Printing Co., Ltd.	686,266

		9,988,501

Communications Equipment (0.4%):
823,850	Nokia OYJ	3,961,502
433,329	Telefonaktiebolaget LM Ericsson, Class B	2,527,240

		6,488,742

Construction & Engineering (0.9%):
29,481	ACS, Actividades de Construccion y Servicios SA	929,256
29,227	Bouygues SA	1,045,909
14,959	Cimic Group, Ltd.	376,003
7,595	Eiffage SA	529,460
75,770	Ferrovial SA	1,354,907
2,977	Hochtief AG	416,214
27,400	JGC Corp.	496,213
127,000	Kajima Corp.	876,860
12,467	Koninklijke Boskalis Westminster NV	432,257
91,700	Obayashi Corp.	873,994
76,000	Shimizu Corp.	693,975
48,011	Skanska AB, Class B	1,132,050
148,000	TAISEI Corp.	1,034,610

Shares		Fair Value
Common Stocks, continued
Construction & Engineering, continued
71,296	Vinci SA	$4,848,795

		15,040,503

Construction Materials (0.7%):
151,866	Boral, Ltd.	590,721
109,203	CRH plc	3,773,754
7,800	CRH plc	270,838
100,052	Fletcher Building, Ltd.	734,712
20,953	HeidelbergCement AG	1,954,519
5,203	Imerys SA	394,174
62,875	James Hardie Industries SE	995,361
64,252	LafargeHolcim, Ltd., Registered Shares	3,376,190
165,000	Taiheiyo Cement Corp.	520,733

		12,611,002

Consumer Finance (0.1%):
53,700	ACOM Co., Ltd.*	234,339
17,700	Aeon Credit Service Co., Ltd.	313,123
21,100	Credit Saison Co., Ltd.	375,467
20,973	Provident Financial plc	737,230

		1,660,159

Containers & Packaging (0.1%):
163,449	Amcor, Ltd.	1,760,301
23,200	Toyo Seikan Kaisha, Ltd.	432,092

		2,192,393

Distributors (0.0%):
13,588	Jardine Cycle & Carriage, Ltd.	384,716

Diversified Consumer Services (0.0%):
9,400	Benesse Holdings, Inc.	258,656

Diversified Financial Services (0.7%):
417,649	AMP, Ltd.	1,514,685
84,367	Challenger, Ltd.	682,012
6,098	Eurazeo	356,646
15,176	EXOR NV	654,391
239,081	First Pacific Co., Ltd.	166,995
11,379	Groupe Bruxelles Lambert SA	954,511
22,562	Industrivarden AB, Class C	420,655
64,256	Investor AB, Class B	2,402,285
33,224	Kinnevik AB	796,346
5,351	L E Lundbergforetagen AB	328,145
68,700	Mitsubishi UFJ Lease & Finance Co., Ltd.	354,016
187,000	ORIX Corp.	2,897,473
5,211	Pargesa Holding SA	339,433
3,885	Wendel	467,669

		12,335,262

Diversified Telecommunication Services (2.7%):
22,803	Belgacom SA	656,475
272,655	Bezeq Israeli Telecommunication Corp., Ltd. (The)	518,073
1,191,043	BT Group plc	5,392,556
460,971	Deutsche Telekom AG, Registered Shares	7,918,171
20,638	Elisa OYJ	670,599
280,425	France Telecom SA	4,255,057
349,525	HKT Trust & HKT, Ltd.	427,790
3,760	Iliad SA	722,124
59,304	Inmarsat plc	546,945
482,383	Koninklijke (Royal) KPN NV	1,428,237

Continued

6

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Diversified Telecommunication Services, continued
97,752	Nippon Telegraph & Telephone Corp.	$4,109,610
12,411	Numericable-SFR*	349,863
617,000	PCCW, Ltd.	332,521
1,125,900	Singapore Telecommunications, Ltd.	2,826,260
3,658	Swisscom AG, Registered Shares	1,636,042
114,334	TDC A/S*	587,117
269,562	Telecom Corp. of New Zealand, Ltd.	637,166
828,154	Telecom Italia RNC	598,479
1,431,648	Telecom Italia SpA*	1,260,347
102,334	Telefonica Deutschland Holding AG	437,254
655,698	Telefonica SA	6,079,419
105,969	Telenor ASA	1,581,045
366,603	Telia Co AB	1,475,463
604,171	Telstra Corp., Ltd.	2,220,008
45,014	TPG Telecom, Ltd.	220,877
76,768	Vocus Communications, Ltd.	213,661

		47,101,159

Electric Utilities (1.7%):
262,481	AusNet Services	298,909
94,570	Cheung Kong Infrastructure Holdings, Ltd.	752,200
91,100	Chubu Electric Power Co., Inc.	1,270,974
39,200	Chugoku Electric Power Co., Inc. (The)	459,221
232,500	CLP Holdings, Ltd.	2,124,526
102,132	Contact Energy, Ltd.	329,746
11,838	Dong Energy A/S*	448,132
326,926	EDP – Energias de Portugal SA	995,452
42,587	Electricite de France^	432,670
44,867	Endesa SA	949,892
1,073,638	Enel SpA	4,723,994
62,835	Fortum OYJ	961,594
465,500	HK Electric Investments, Ltd.	383,820
25,300	Hokuriku Electric Power Co.	283,134
195,500	Hongkong Electric Holdings, Ltd.	1,722,435
464,176	Iberdrola SA	3,043,400
301,256	Iberdrola SA	1,961,949
99,400	Kansai Electric Power Co., Inc. (The)*	1,085,106
60,100	Kyushu Electric Power Co., Inc.	650,103
112,573	Mighty River Power, Ltd.	230,580
17,882	Red Electrica Corporacion SA	337,141
141,880	Scottish & Southern Energy plc	2,711,766
214,303	Terna SpA	980,220
64,000	Tohoku Electric Power Co., Inc.	807,655
204,400	Tokyo Electric Power Co., Inc. (The)*	823,905

		28,768,524

Electrical Equipment (1.4%):
265,070	ABB, Ltd.	5,581,731
81,000	Fuji Electric Holdings Co., Ltd.	419,117
37,688	Legrand SA	2,134,051
7,200	Mabuchi Motor Co., Ltd.	373,957
272,700	Mitsubishi Electric Corp.	3,791,454
33,700	Nidec Corp.	2,898,574
12,786	OSRAM Licht AG	671,167
28,385	Prysmian SpA	728,520
78,934	Schneider Electric SA	5,484,148
31,293	Vestas Wind Systems A/S	2,034,143

		24,116,862

Shares		Fair Value
Common Stocks, continued
Electronic Equipment, Instruments & Components (1.3%):
27,900	ALPS Electric Co., Ltd.	$671,682
20,100	Hamamatsu Photonics K.K.	527,328
36,511	Hexagon AB, Class B	1,302,600
4,395	Hirose Electric Co., Ltd.	543,560
9,900	Hitachi High-Technologies Corp.	398,525
682,100	Hitachi, Ltd.	3,675,647
8,162	Ingenico Group	651,592
6,370	Keyence Corp.	4,365,148
45,400	Kyocera Corp.	2,252,086
27,000	Murata Manufacturing Co., Ltd.	3,595,974
63,000	Nippon Electric Glass Co., Ltd.	339,942
27,200	Omron Corp.	1,041,123
32,000	Shimadzu Corp.	508,678
17,400	TDK Corp.	1,193,275
33,200	Yaskawa Electric Corp.	515,042
30,900	Yokogawa Electric Corp.	446,233

		22,028,435

Energy Equipment & Services (0.2%):
37,366	Petrofac, Ltd.	399,258
854,094	Saipem SpA*	477,824
15,532	Technip-Coflexip SA	1,102,030
66,638	Tenaris SA	1,187,676

		3,166,788

Equity Real Estate Investment Trusts (1.8%):
348,982	Ascendas Real Estate Investment Trust	545,424
138,044	British Land Co. plc	1,069,463
297,100	CapitaCommercial Trust	302,024
385,800	CapitaMall Trust	500,308
180	Daiwahouse Residential Investment Corp.	455,233
136,646	Dexus Property Group	950,960
4,798	Fonciere des Regions SA	418,446
5,803	Gecina SA	802,167
253,839	GPT Group(a)	920,283
99,369	Hammerson plc	700,002
5,373	ICADE	383,292
110	Japan Prime Realty Investment Corp.	433,395
184	Japan Real Estate Investment Corp.	1,003,581
360	Japan Retail Fund Investment Corp.	729,221
31,057	Klepierre	1,219,651
111,625	Land Securities Group plc	1,474,329
132,719	Liberty International plc	460,961
317,500	Link REIT (The)	2,050,357
250,987	Macquarie Goodman Group	1,294,608
522,397	Mirvac Group	801,675
200	Nippon Building Fund, Inc.	1,108,349
208	Nippon Prologis REIT, Inc.	425,297
560	Nomura Real Estate Master Fund, Inc.	847,039
751,699	Scentre Group	2,522,529
116,895	SERGO plc	661,420
337,376	Stockland Trust Group	1,113,809
372,500	Suntec REIT	422,478
13,989	Unibail-Rodamco SE	3,334,198
427	United Urban Investment Corp.	649,941
474,817	Vicinity Centres	1,026,867
278,689	Westfield Corp.	1,891,065

		30,518,372

Continued

7

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (1.7%):
92,300	Aeon Co., Ltd.	$1,306,176
78,162	Carrefour SA	1,880,114
8,093	Casino Guichard-Perrachon SA^	388,219
8,894	Colruyt SA	439,911
97,013	Distribuidora Internacional de Alimentacion SA	476,148
11,300	FamilyMart Co., Ltd.	750,830
11,875	ICA Gruppen AB^	361,848
239,072	J Sainsbury plc	732,371
37,580	Jeronimo Martins SGPS SA	582,843
180,925	Koninklijke Ahold Delhaize NV	3,807,523
9,200	LAWSON, Inc.	645,930
25,384	Metro AG	842,284
106,400	Seven & I Holdings Co., Ltd.	4,049,697
5,300	Sundrug Co., Ltd.	366,265
1,153,936	Tesco plc*	2,936,837
4,900	Tsuruha Holdings, Inc.	463,832
158,947	Wesfarmers, Ltd.	4,824,614
313,110	William Morrison Supermarkets plc	889,365
180,504	Woolworths, Ltd.	3,131,374

		28,876,181

Food Products (3.1%):
78,300	Ajinomoto Co., Inc.	1,574,990
12,269	Aryzta AG	540,384
50,299	Associated British Foods plc	1,699,642
318	Barry Callebaut AG, Registered Shares	389,296
11,500	Calbee, Inc.	359,825
14	Chocoladefabriken Lindt & Spruengli AG, Registered Shares	850,597
83,336	Danone SA	5,274,021
1,066,582	Golden Agri-Resources, Ltd.	315,095
10,056	Kerry Group plc	718,383
12,262	Kerry Group plc, Class A	876,700
21,000	Kikkoman Corp.	670,903
145	Lindt & Spruengli AG	751,224
54,039	Marine Harvest	975,138
16,152	Meiji Holdings Co., Ltd.	1,267,250
438,207	Nestle SA, Registered Shares	31,440,136
23,000	Nippon Meat Packers, Inc.	621,034
27,945	Nisshin Seifun Group, Inc.	419,038
7,900	Nissin Foods Holdings Co., Ltd.	414,603
115,226	Orkla ASA, Class A	1,043,206
69,433	Tate & Lyle plc	604,601
11,700	Toyo Suisan Kaisha, Ltd.	423,248
1,134,388	WH Group, Ltd.	913,396
283,700	Wilmar International, Ltd.	700,153
12,200	Yakult Honsha Co., Ltd.	564,905
18,000	Yamazaki Baking Co., Ltd.	347,453

		53,755,221

Gas Utilities (0.4%):
157,731	APA Group	974,357
7,706	Enagas SA	195,538
49,495	Gas Natural SDG SA	932,278
1,074,294	Hong Kong & China Gas Co., Ltd.	1,899,129
265,000	Osaka Gas Co., Ltd.	1,018,004
53,000	Toho Gas Co., Ltd.	430,495

Shares		Fair Value
Common Stocks, continued
Gas Utilities, continued
276,000	Tokyo Gas Co., Ltd.	$1,246,085

		6,695,886

Health Care Equipment & Supplies (0.9%):
8,100	Cochlear, Ltd.	714,910
16,784	Coloplast A/S, Class B	1,129,642
11,400	Cyberdyne, Inc.*^	160,864
29,024	Essilor International SA Compagnie Generale d’Optique	3,278,524
28,181	Getinge AB, Class B	451,587
55,800	HOYA Corp.	2,338,977
41,100	Olympus Co., Ltd.	1,417,357
126,287	Smith & Nephew plc	1,881,192
7,526	Sonova Holding AG, Registered Shares	910,845
22,100	Sysmex Corp.	1,277,612
48,200	Terumo Corp.	1,776,009
17,288	William Demant Holding A/S*	300,652

		15,638,171

Health Care Providers & Services (0.7%):
56,349	Al Noor Hospitals Group plc	532,422
24,800	Alfresa Holdings Corp.	408,920
30,234	Fresenius Medical Care AG & Co., KGaA	2,562,961
57,822	Fresenius SE & Co. KGaA	4,516,065
227,520	Healthscope, Ltd.	374,698
24,400	Medipal Holdings Corp.	383,132
8,200	Miraca Holdings, Inc.	367,309
19,969	Ramsay Health Care, Ltd.	984,171
56,623	Ryman Healthcare, Ltd.	319,370
55,636	Sonic Healthcare, Ltd.	858,443
11,470	Suzuken Co., Ltd.	374,182

		11,681,673

Health Care Technology (0.0%):
27,400	M3, Inc.	689,775

Hotels, Restaurants & Leisure (1.4%):
24,109	Accor SA	898,680
76,445	Aristocrat Leisure, Ltd.	852,778
26,881	Carnival plc	1,361,681
231,916	Compass Group plc	4,274,039
51,862	Crown, Ltd.	432,293
8,337	Domino’s Pizza Enterprises, Ltd.	388,210
6,187	Flight Centre, Ltd.	139,180
332,000	Galaxy Entertainment Group, Ltd.	1,428,392
851,457	Genting Singapore plc	529,320
26,496	InterContinental Hotels Group plc	1,182,229
10,629	McDonald’s Holdings Co., Ltd.^	277,860
25,814	Melco Crown Entertainment, Ltd., ADR	410,443
99,934	Merlin Entertainments plc	552,097
133,873	MGM China Holdings, Ltd.	276,372
30,800	Oriental Land Co., Ltd.	1,739,013
11,216	Paddy Power plc	1,198,252
341,932	Sands China, Ltd.	1,470,648
207,333	Shangri-La Asia, Ltd.	218,397
220,987	SJM Holdings, Ltd.	172,700
13,308	Sodexo SA	1,529,029
117,336	Tabcorp Holdings, Ltd.	407,012
216,069	Tatts Group, Ltd.	697,497

Continued

8

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
70,199	TUI AG	$1,002,849
25,786	Whitbread plc	1,198,446
117,724	William Hill plc	419,516
223,600	Wynn Macau, Ltd.^	354,035

		23,410,968

Household Durables (1.1%):
142,045	Barratt Developments plc	807,971
15,787	Berkeley Group Holdings plc (The)	545,601
30,700	Casio Computer Co., Ltd.	432,764
34,010	Electrolux AB, Series B	844,795
58,809	Husqvarna AB, Class B	456,835
21,200	Iida Group Holdings Co., Ltd.	401,404
49,100	Nikon Corp.	760,779
311,700	Panasonic Corp.	3,163,849
43,431	Persimmon plc	947,550
4,700	Rinnai Corp.	378,660
3,179	SEB SA	430,700
57,600	Sekisui Chemical Co., Ltd.	916,816
85,200	Sekisui House, Ltd.	1,415,262
223,000	Sharp Corp.*	513,800
178,200	Sony Corp.	4,953,006
461,637	Taylor Wimpey plc	866,835
197,500	Techtronic Industries Co., Ltd.	707,530

		18,544,157

Household Products (0.8%):
14,614	Henkel AG & Co. KGaA	1,517,684
34,000	Lion Corp.	557,366
89,007	Reckitt Benckiser Group plc	7,522,892
85,706	Svenska Cellulosa AB, Class B	2,417,736
57,000	Unicharm Corp.	1,245,033

		13,260,711

Independent Power & Renewable Electricity Producers (0.0%):
19,600	Electric Power Development Co., Ltd.	450,432
192,019	Meridian Energy, Ltd.	345,979

		796,411

Industrial Conglomerates (1.7%):
381,744	CK Hutchison Holdings, Ltd.	4,309,771
12,559	DCC plc	930,860
33,600	Jardine Matheson Holdings, Ltd.	1,853,479
1,700	Jardine Matheson Holdings, Ltd.	91,953
69,000	Keihan Electric Railway Co., Ltd.	452,047
206,200	Keppel Corp., Ltd.	819,552
131,415	Koninklijke Philips Electronics NV	4,005,084
215,834	NWS Holdings, Ltd.	350,944
24,400	Seibu Holdings, Inc.	436,714
160,500	SembCorp Industries, Ltd.	314,917
107,610	Siemens AG, Registered Shares	13,225,719
55,720	Smiths Group plc	967,765
568,000	Toshiba Corp.*	1,372,491

		29,131,296

Insurance (5.5%):
30,557	Admiral Group plc	685,096
257,533	AEGON NV	1,415,987
27,500	Ageas NV	1,088,155

Shares		Fair Value
Common Stocks, continued
Insurance, continued
1,692,800	AIA Group, Ltd.	$9,473,846
64,518	Allianz SE, Registered Shares+	10,663,491
165,297	Assicurazioni Generali SpA	2,454,650
572,625	Aviva plc	3,416,346
272,065	AXA SA	6,864,274
7,061	Baloise Holding AG, Registered Shares	888,158
23,730	CNP Assurances SA	439,470
152,300	Dai-ichi Life Insurance Co., Ltd.	2,523,668
194,086	Direct Line Insurance Group plc	880,082
28,271	Gjensidige Forsikring ASA	448,873
8,522	Hannover Rueck SE	922,463
343,267	Insurance Australia Group, Ltd.	1,479,044
63,800	Japan Post Holdings Co., Ltd.	795,151
839,686	Legal & General Group plc	2,557,071
174,833	MAPFRE SA	533,429
391,433	Medibank Private, Ltd.	795,689
71,511	MS&AD Insurance Group Holdings, Inc.	2,209,728
22,740	Muenchener Rueckversicherungs-Gesellschaft AG	4,300,248
49,925	NKSJ Holdings, Inc.	1,686,042
44,741	NN Group NV	1,514,834
695,768	Old Mutual plc	1,764,759
73,563	Poste Italiane SpA	487,921
363,157	Prudential plc	7,242,379
193,591	QBE Insurance Group, Ltd.	1,738,491
143,820	RSA Insurance Group plc	1,037,113
63,138	Sampo OYJ, Class A	2,822,951
23,362	SCOR SA	806,955
26,200	Sony Financial Holdings, Inc.	406,150
74,320	St. James Place plc	924,263
278,763	Standard Life plc	1,270,771
181,696	Suncorp-Metway, Ltd.	1,766,967
4,530	Swiss Life Holding AG, Registered Shares	1,282,087
45,630	Swiss Re AG	4,324,304
81,836	T&D Holdings, Inc.	1,077,764
96,200	Tokio Marine Holdings, Inc.	3,934,173
17,591	Tryg A/S	318,129
168,326	UnipolSai SpA	359,314
21,243	Zurich Insurance Group AG	5,836,353

		95,436,639

Internet & Direct Marketing Retail (0.1%):
131,300	Rakuten, Inc.	1,285,006
25,000	Start Today Co., Ltd.	428,978
11,371	Zalando SE*	434,299

		2,148,283

Internet Software & Services (0.2%):
138,014	Auto Trader Group plc	694,800
14,900	DeNA Co., Ltd.	324,623
21,100	Kakaku.com, Inc.	348,902
5,200	mixi, Inc.	189,438
17,719	United Internet AG, Registered Shares	689,581
201,200	Yahoo! Japan Corp.	772,221

		3,019,565

IT Services (0.6%):
61,788	Amadeus IT Holding SA	2,806,580
12,444	Atos Origin SA	1,312,560

Continued

9

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
IT Services, continued
23,096	Cap Gemini SA	$1,947,581
61,335	Computershare, Ltd.	551,274
263,000	Fujitsu, Ltd.	1,457,017
18,546	Nomura Research Institute, Ltd.	563,842
17,800	NTT Data Corp.	859,043
8,700	OBIC Co., Ltd.	379,518
7,700	Otsuka Corp.	358,969
253,973	Worldpay Group plc	842,135

		11,078,519

Leisure Products (0.2%):
28,200	Namco Bandai Holdings, Inc.	776,410
6,300	Sankyo Co., Ltd.	203,018
27,100	Sega Sammy Holdings, Inc.	402,447
10,500	Shimano, Inc.	1,643,703
23,700	Yamaha Corp.	722,378

		3,747,956

Life Sciences Tools & Services (0.2%):
160,422	ART Advanced Research Technologies, Inc.*(b)	—
50,591	ART Advanced Research Technologies, Inc.*(b)	—
165,100	ART Advanced Research Technologies, Inc.*(b)	—
1,543	Eurofins Scientific SE	657,253
7,470	Lonza Group AG, Registered Shares	1,291,821
31,372	QIAGEN NV*	880,026

		2,829,100

Machinery (2.5%):
44,089	Alfa Laval AB	728,654
20,025	Alstom SA*	550,935
44,900	AMADA Co., Ltd.	500,058
9,566	Andritz AG	480,101
94,964	Atlas Copco AB, Class A	2,887,936
54,910	Atlas Copco AB, Class B	1,495,168
144,265	CNH Industrial NV	1,254,110
27,300	FANUC Corp.	4,617,042
25,837	GEA Group AG	1,035,485
37,000	Hino Motors, Ltd.	375,524
16,400	Hitachi Construction Machinery Co., Ltd.	354,117
7,000	Hoshizaki Electric Co., Ltd.	553,425
179,000	IHI Corp.	464,163
38,298	IMI plc	488,314
29,900	JTEKT Corp.	476,792
200,000	Kawasaki Heavy Industries, Ltd.	624,370
130,400	Komatsu, Ltd.	2,943,659
47,614	Kone OYJ, Class B	2,132,827
149,400	Kubota Corp.	2,127,092
15,100	Kurita Water Industries, Ltd.	331,747
15,800	Makita Corp.	1,057,076
4,681	MAN AG	464,890
15,935	Metso Corp. OYJ	453,524
45,500	Minebea Co., Ltd.	425,080
453,000	Mitsubishi Heavy Industries, Ltd.	2,058,141
15,200	Nabtesco Corp.	352,922
37,300	NGK Insulators, Ltd.	721,545
64,300	NSK, Ltd.	741,723
150,526	Sandvik AB	1,859,070
5,733	Schindler Holding AG	1,009,840

Shares		Fair Value
Common Stocks, continued
Machinery, continued
2,833	Schindler Holding AG, Registered Shares	$495,007
56,188	SKF AB, Class B	1,031,813
8,100	SMC Corp.	1,927,812
80,000	Sumitomo Heavy Industries, Ltd.	513,831
17,900	THK Co., Ltd.	394,577
217,642	Volvo AB, Class B	2,537,113
20,891	Wartsila Corp. OYJ, Class B	938,237
31,615	Weir Group plc (The)	732,363
358,450	Yangzijiang Shipbuilding Holdings, Ltd.	200,625
28,871	Zardoya Otis SA	243,930

		42,580,638

Marine (0.2%):
541	A.P. Moeller – Maersk A/S, Class A	814,649
906	A.P. Moeller – Maersk A/S, Class B	1,441,814
7,634	Kuehne & Nagel International AG, Registered Shares	1,008,122
166,000	Mitsui O.S.K. Lines, Ltd.	458,572
220,000	Nippon Yusen Kabushiki Kaisha^	407,291

		4,130,448

Media (1.3%):
52,414	Altice NV, Class A*	1,036,605
16,279	Altice NV, Class B*	323,689
6,392	Axel Springer AG	309,886
30,477	Dentsu, Inc.	1,435,798
23,455	Eutelsat Communications SA	453,981
30,100	Hakuhodo DY Holdings, Inc.	370,007
512,501	ITV plc	1,298,867
11,326	JCDecaux SA^	332,438
19,936	Lagardere SCA	553,703
115,987	Pearson plc	1,163,812
30,913	ProSiebenSat.1 Media AG	1,194,857
26,753	Publicis Groupe SA	1,845,305
8,171	REA Group, Ltd.	324,528
5,481	RTL Group	401,676
11,517	Schibsted ASA, Class A	264,394
13,208	Schibsted ASA, Class B	280,110
51,430	SES Global, Class A	1,132,385
62,268	Singapore Press Holdings, Ltd.	151,467
145,561	Sky plc	1,770,622
7,593	Telenet Group Holding NV*	421,224
15,100	Toho Co., Ltd.	426,796
144,929	Vivendi Universal SA	2,752,897
182,213	WPP plc	4,072,821

		22,317,868

Metals & Mining (2.8%):
345,631	Alumina, Ltd.^	454,615
197,957	Anglo American plc*	2,776,027
57,992	Antofagasta plc	477,400
259,672	ArcelorMittal*	1,914,213
298,214	BHP Billiton plc	4,714,295
450,876	BHP Billiton, Ltd.	8,046,452
38,606	Boliden AB	1,006,174
219,833	Fortescue Metals Group, Ltd.	928,113
32,984	Fresnillo plc	489,745
1,727,299	Glencore International plc*	5,804,651

Continued

10

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
29,800	Hitachi Metals, Ltd.	$402,740
73,700	JFE Holdings, Inc.	1,118,588
45,500	Kobe Steel, Ltd.*	431,999
7,500	Maruichi Steel Tube, Ltd.	243,565
15,800	Mitsubishi Materials Corp.	482,386
108,274	Newcrest Mining, Ltd.	1,526,303
114,048	Nippon Steel Corp.	2,537,065
189,858	Norsk Hydro ASA	906,934
13,231	Randgold Resources, Ltd.	1,011,563
174,511	Rio Tinto plc	6,644,383
59,989	Rio Tinto, Ltd.	2,579,985
751,462	South32, Ltd.	1,482,617
69,000	Sumitomo Metal & Mining Co., Ltd.	887,596
51,960	ThyssenKrupp AG	1,237,944
17,404	Voestalpine AG	683,187

		48,788,540

Multiline Retail (0.3%):
17,600	Don Quijote Co., Ltd.	650,269
80,935	Harvey Norman Holdings, Ltd.	299,866
44,800	Isetan Mitsukoshi Holdings, Ltd.	481,746
32,600	J. Front Retailing Co., Ltd.	438,155
228,905	Marks & Spencer Group plc	985,418
29,800	MARUI GROUP Co., Ltd.	434,203
19,963	Next plc	1,221,585
3,300	Ryohin Keikaku Co., Ltd.	645,346
45,000	Takashimaya Co., Ltd.	370,520

		5,527,108

Multi-Utilities (1.1%):
95,369	AGL Energy, Ltd.	1,517,036
766,352	Centrica plc	2,207,542
363,171	Duet Group	717,532
282,578	E.ON AG	1,970,637
206,420	Engie Group	2,629,348
19,623	Innogy Se*	682,173
529,198	National Grid plc	6,188,119
69,134	RWE AG*	859,647
47,126	Suez Environnement Co.	694,954
63,828	Veolia Environnement SA	1,084,885

		18,551,873

Oil, Gas & Consumable Fuels (5.2%):
2,652,673	BP plc	16,479,624
36,863	Caltex Australia, Ltd.	809,148
359,143	ENI SpA	5,821,968
46,522	Galp Energia SGPS SA	691,454
13,700	Idemitsu Kosan Co., Ltd.	363,206
134,200	INPEX Corp.	1,339,981
299,470	JX Holdings, Inc.	1,262,984
9,900	Koninklijke Vopak NV	466,960
21,869	Lundin Petroleum AB*	474,282
18,211	Neste Oil OYJ	698,994
193,505	Oil Search, Ltd.	998,871
21,848	OMV AG	769,523
247,528	Origin Energy, Ltd.	1,173,780
161,584	Repsol SA	2,272,430
610,206	Royal Dutch Shell plc, Class A	16,811,250

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
529,003	Royal Dutch Shell plc, Class B	$15,093,021
236,820	Santos, Ltd.	683,943
25,100	Showa Shell Sekiyu K.K.	233,212
347,063	Snam SpA	1,427,383
158,044	Statoil ASA	2,881,754
41,000	TonenGeneral Sekiyu K.K.	431,528
317,207	Total SA	16,190,362
107,044	Woodside Petroleum, Ltd.	2,401,963

		89,777,621

Paper & Forest Products (0.2%):
51,815	Mondi plc	1,058,635
108,000	OYI Paper Co., Ltd.	439,072
79,485	Stora Enso OYJ, Registered Shares	851,347
75,356	UPM-Kymmene OYJ	1,846,477

		4,195,531

Personal Products (1.7%):
14,263	Beiersdorf AG	1,210,090
71,100	Kao Corp.	3,364,392
4,200	KOSE Corp.	348,465
35,469	L’Oreal SA	6,464,948
3,200	POLA ORBIS HOLDINGS, Inc.	263,906
53,600	Shiseido Co., Ltd.	1,354,234
228,650	Unilever NV	9,396,070
181,144	Unilever plc	7,326,078

		29,728,183

Pharmaceuticals (7.8%):
298,000	Astellas Pharma, Inc.	4,131,167
178,513	AstraZeneca plc	9,679,736
116,243	Bayer AG, Registered Shares	12,125,414
31,600	Chugai Pharmaceutical Co., Ltd.	905,148
85,100	Daiichi Sankyo Co., Ltd.	1,738,218
22,800	Dainippon Sumitomo Pharma Co., Ltd.	391,545
35,600	Eisai Co., Ltd.	2,035,344
510	Galenica AG	574,407
684,957	GlaxoSmithKline plc	13,078,560
20,280	Hikma Pharmaceuticals plc	470,335
8,500	Hisamitsu Pharmaceutical Co., Inc.	424,077
36,400	Kyowa Hakko Kogyo Co., Ltd.	500,752
18,253	Merck KGaA	1,904,623
33,300	Mitsubishi Tanabe Pharma Corp.	652,376
314,614	Novartis AG, Registered Shares	22,891,341
269,935	Novo Nordisk A/S, Class B	9,697,715
58,200	Ono Pharmaceutical Co., Ltd.	1,269,096
15,465	Orion OYJ, Class B	688,209
55,100	Otsuka Holdings Co., Ltd.	2,397,659
98,924	Roche Holding AG	22,546,793
163,028	Sanofi-Aventis SA	13,183,132
53,100	Santen Pharmaceutical Co., Ltd.	648,566
42,100	Shionogi & Co., Ltd.	2,009,064
4,800	Taisho Pharmaceutical Holdings Co., Ltd.	397,655
100,400	Takeda Pharmacuetical Co., Ltd.	4,147,080
2,534	Taro Pharmaceutical Industries, Ltd.*^	266,754
129,485	Teva Pharmaceutical Industries, Ltd., ADR	4,693,832
17,853	UCB SA	1,142,570

		134,591,168

Continued

11

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Professional Services (1.1%):
23,386	Adecco SA, Registered Shares	$1,527,309
38,204	Bureau Veritas SA	740,101
96,644	Capita Group plc	632,609
135,507	Experian plc	2,622,463
22,769	Intertek Group plc	971,269
16,794	Randstad Holding NV	909,475
51,900	Recruit Holdings Co., Ltd.	2,078,596
154,398	Reed Elsevier plc	2,745,372
140,583	RELX NV	2,362,788
46,524	Seek, Ltd.	498,102
774	SGS SA, Registered Shares	1,572,284
42,643	Wolters Kluwer NV	1,541,907

		18,202,275

Real Estate Management & Development (1.9%):
15,060	AEON Mall Co., Ltd.	211,367
6,852	Azrieli Group	296,703
74,028	BGP Holdings plc*(b)	2,376
363,100	CapitaLand, Ltd.	754,416
379,244	Cheung Kong Property Holdings, Ltd.	2,299,918
57,700	City Developments, Ltd.	328,745
9,900	Daito Trust Construction Co., Ltd.	1,487,082
80,000	Daiwa House Industry Co., Ltd.	2,182,642
47,693	Deutsche Wohnen AG	1,495,399
424,200	Global Logistic Properties, Ltd.	642,786
124,000	Hang Lung Group, Ltd.	431,084
327,000	Hang Lung Properties, Ltd.	684,719
154,627	Henderson Land Development Co., Ltd.	816,307
167,100	Hongkong Land Holdings, Ltd.	1,032,678
40,900	Hulic Co., Ltd.	362,835
90,000	Hysan Development Co., Ltd.	371,054
7,136	IMMOEAST AG NPV(BR)*(a)(b)	—
99,775	Kerry Properties, Ltd.	268,858
78,059	Lend Lease Group	820,893
177,000	Mitsubishi Estate Co., Ltd.	3,509,052
126,000	Mitsui Fudosan Co., Ltd.	2,907,870
798,623	New World Development Co., Ltd.	837,152
16,100	Nomura Real Estate Holdings, Inc.	273,324
444,601	Sino Land Co., Ltd.	658,130
50,000	Sumitomo Realty & Development Co., Ltd.	1,325,095
205,000	Sun Hung Kai Properties, Ltd.	2,566,759
76,964	Swire Pacific, Ltd., Class A	734,717
157,000	Swire Properties, Ltd.	430,224
9,911	Swiss Prime Site AG	811,327
30,200	Tokyo Tatemono Co., Ltd.	403,020
71,200	Tokyu Fudosan Holdings Corp.	419,505
71,796	UOL Group, Ltd.	295,819
65,821	Vonovia SE	2,143,731
192,300	Wharf Holdings, Ltd. (The)	1,263,778
108,897	Wheelock & Co., Ltd.	611,304

		33,680,669

Road & Rail (1.2%):
289,504	Aurizon Holdings, Ltd.	1,053,271
20,300	Central Japan Railway Co.	3,334,588
327,000	ComfortDelGro Corp., Ltd.	555,611
26,829	DSV A/S	1,193,802
46,513	East Japan Railway Co.	4,012,832

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
34,100	Hankyu Hanshin Holdings, Inc.	$1,092,427
68,000	Keihin Electric Express Railway Co., Ltd.	787,141
85,000	Keio Corp.	697,947
18,600	Keisei Electric Railway Co., Ltd.	450,820
256,000	Kintetsu Corp.	975,506
207,994	MTR Corp., Ltd.	1,005,490
125,000	Nagoya Railroad Co., Ltd.	603,837
110,000	Nippon Express Co., Ltd.	590,929
41,600	Odakyu Electric Railway Co., Ltd.	821,961
142,000	Tobu Railway Co., Ltd.	703,806
150,000	Tokyu Corp.	1,100,640
23,200	West Japan Railway Co.	1,421,867

		20,402,475

Semiconductors & Semiconductor Equipment (1.0%):
36,900	ASM Pacific Technology, Ltd.	390,660
52,000	ASML Holding NV	5,825,431
159,760	Infineon Technologies AG	2,768,537
18,536	NXP Semiconductors NV*	1,816,713
22,984	NXP Semiconductors NV*	2,252,662
12,300	ROHM Co., Ltd.	705,975
91,965	STMicroelectronics NV	1,042,546
22,100	Tokyo Electron, Ltd.	2,083,825

		16,886,349

Software (1.4%):
18,277	Check Point Software Technologies, Ltd.*^	1,543,675
18,149	Dassault Systemes SA	1,382,404
11,675	Gemalto NV	673,979
12,400	Konami Corp.^	499,684
6,100	Line Corp.*	208,037
24,763	Mobileye NV*	943,966
25,000	Nexon Co., Ltd.	361,349
8,416	NICE Systems, Ltd.	577,583
16,000	Nintendo Co., Ltd.	3,345,158
6,000	Oracle Corp.	301,968
152,405	Sage Group plc	1,225,365
138,763	SAP AG	12,125,463
14,700	Trend Micro, Inc.	521,386

		23,710,017

Specialty Retail (1.0%):
5,200	ABC-Mart, Inc.	294,194
127,741	Dixons Carphone plc	556,804
6,487	Dufry AG, Registered Shares*	809,097
7,500	Fast Retailing Co., Ltd.	2,676,169
134,012	Hennes & Mauritz AB, Class B	3,721,780
2,900	Hikari Tsushin, Inc.	269,966
153,594	Industria de Diseno Textil SA	5,240,717
320,659	Kingfisher plc	1,380,647
11,300	Nitori Co., Ltd.	1,291,468
3,200	Shimamura Co., Ltd.	399,285
28,900	USS Co., Ltd.	459,503
94,400	Yamada Denki Co., Ltd.	507,801

		17,607,431

Technology Hardware, Storage & Peripherals (0.6%):
32,900	Brother Industries, Ltd.	591,715
150,600	Canon, Inc.	4,217,883

Continued

12

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
61,700	Fujifilm Holdings Corp.	$2,338,096
63,700	Konica Minolta Holdings, Inc.	631,102
368,000	NEC Corp.	972,302
94,600	Ricoh Co., Ltd.	798,255
39,800	Seiko Epson Corp.	840,829

		10,390,182

Textiles, Apparel & Luxury Goods (1.7%):
26,586	Adidas AG	4,201,066
21,600	ASICS Corp.	430,608
62,818	Burberry Group plc	1,157,711
7,691	Christian Dior SA	1,611,089
73,693	Compagnie Financiere Richemont SA	4,880,785
3,726	Hermes International SA	1,527,827
9,329	Hugo Boss AG	575,553
10,693	Kering	2,396,862
811,120	Li & Fung, Ltd.^	354,660
23,932	Luxottica Group SpA	1,288,865
39,070	LVMH Moet Hennessy Louis Vuitton SA	7,448,689
15,704	Pandora A/S	2,051,509
4,356	Swatch Group AG (The), Class B^	1,354,808
7,028	Swatch Group AG (The), Registered Shares	429,660
107,486	Yue Yuen Industrial Holdings, Ltd.	389,094

		30,098,786

Tobacco (1.5%):
262,137	British American Tobacco plc	14,881,378
135,331	Imperial Tobacco Group plc, Class A	5,886,153
155,300	Japan Tobacco, Inc.	5,102,788
26,689	Swedish Match AB, Class B	848,296

		26,718,615

Trading Companies & Distributors (1.4%):
22,341	AerCap Holdings NV*	929,609
71,055	Ashtead Group plc	1,376,362
21,805	Brenntag AG	1,208,128
47,315	Bunzl plc	1,224,194
211,300	ITOCHU Corp.	2,801,063
232,800	Marubeni Corp.	1,317,247
38,700	Misumi Group, Inc.	635,215
213,300	Mitsubishi Corp.	4,533,043
240,900	Mitsui & Co., Ltd.	3,304,424
42,562	Rexel SA	699,079
167,700	Sumitomo Corp.	1,970,280
30,900	Toyota Tsushu Corp.	802,988
34,908	Travis Perkins plc	623,828
35,600	Wolseley plc	2,174,592

		23,600,052

Transportation Infrastructure (0.6%):
98,639	Abertis Infraestructuras SA	1,379,887
9,558	Aena SA^	1,303,833
4,091	Aeroports de Paris	438,209
58,360	Atlantia SpA	1,365,354

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Transportation Infrastructure, continued
121,970	Auckland International Airport, Ltd.	$528,387
6,143	Fraport AG	362,782
69,712	Groupe Eurotunnel SA	661,717
716,100	Hutchison Port Holdings Trust	311,404
38,000	Hutchison Port Holdings Trust*	17,100
7,500	Japan Airport Terminal Co., Ltd.^	270,849
32,000	Kamigumi Co., Ltd.	304,507
13,000	Mitsubishi Logistics Corp.	183,495
95,000	SATS, Ltd.	317,470
155,395	Sydney Airport	669,191
287,216	Transurban Group	2,138,529

		10,252,714

Water Utilities (0.1%):
33,387	Severn Trent plc	913,321
96,517	United Utilities Group plc	1,069,249

		1,982,570

Wireless Telecommunication Services (1.7%):
258,900	KDDI Corp.	6,537,523
8,973	Millicom International Cellular SA, SDR	383,433
195,600	NTT DoCoMo, Inc.	4,448,663
135,600	SoftBank Group Corp.	8,953,101
99,202	StarHub, Ltd.	191,913
48,913	Tele2 AB	392,252
3,726,461	Vodafone Group plc	9,163,616

		30,070,501

Total Common Stocks (Cost $1,610,290,761)		1,702,596,059

Preferred Stocks (0.5%):
Automobiles (0.3%):
7,717	Bayerische Motoren Werke AG (BMW), 4.42%	591,813
21,617	Porsche Automobil Holding SE, 1.96%	1,174,962
26,211	Volkswagen AG, 0.13%	3,671,692

		5,438,467

Household Products (0.2%):
25,205	Henkel AG & Co. KGaA, 1.30%	3,005,424

Total Preferred Stocks (Cost $7,776,170)		8,443,891

Rights (0.0%):
Aerospace & Defense (0.0%):
5,806,258	Rolls-Royce Redemption Shares, Expires on 1/07/17(b)	7,154

Oil, Gas & Consumable Fuels (0.0%):
161,584	Repsol SA, Expires on 1/09/17	59,864
315,371	TOTAL SA, Expires on 1/05/17(b)^	202,476

		262,340

Total Rights (Cost $201,353)		269,494

Securities Held as Collateral for Securities on Loan (0.5%):
$9,211,676	AZL International Index Fund Securities Lending Collateral Account(c)	9,211,676

Total Securities Held as Collateral for Securities on Loan (Cost $9,211,676)		9,211,676

Continued

13

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (0.2%):
$3,582,043	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(d)	$3,582,043

Total Unaffiliated Investment Company (Cost $3,582,043)		3,582,043

Total Investment Securities (Cost $1,631,062,003)(e) — 99.7%		1,724,103,163
Net other assets (liabilities) — 0.3%		4,606,925

Net Assets — 100.0%		$1,728,710,088

Percentages indicated are based on net assets as of December 31, 2016.

Amounts shown as “—” are either $0 or rounds to less than $1.

ADR—American Depositary Receipt

SDR—Swedish Depository Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $8,052,868.

+	Affiliated Securities

(a)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.05% of the net assets of the Fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.01% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(d)	The rate represents the effective yield at December 31, 2016.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Australia	7.3%
Austria	0.2%
Belgium	1.2%
Bermuda	0.2%
Canada	—%
China	—	%NM
Denmark	1.6%
Finland	1.0%
France	9.6%
Germany	9.3%
Hong Kong	3.1%
Ireland (Republic of)	1.0%
Israel	0.7%
Italy	1.9%

Country	Percentage
Japan	23.8%
Luxembourg	0.3%
Netherlands	3.8%
New Zealand	0.2%
Norway	0.7%
Portugal	0.1%
Singapore	1.2%
Spain	3.1%
Sweden	2.8%
Switzerland	9.1%
United Arab Emirates	—	%NM
United Kingdom	17.1%
United States	0.7%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Continued

14

AZL International Index Fund

Schedule of Portfolio Investments

December 31, 2016

Futures Contracts

Cash of $793,179 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
ASX SPI 200 Index March Futures (Australian Dollar)	Long	3/16/17	20	$2,031,385	$29,482
DJ EURO STOXX 50 March Futures (Euro)	Long	3/17/17	171	5,897,855	101,275
FTSE 100 Index March Futures (British Pounds)	Long	3/17/17	43	3,735,398	65,791
SGX Nikkei 225 Index March Futures (Japanese Yen)	Long	3/9/17	45	3,671,701	72,506

Total					$269,054

See accompanying notes to the financial statements.

15

AZL International Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$1,621,938,450
Investments in affiliates, at cost	9,123,553

Total Investment securities, at cost	$1,631,062,003

Investments in non-affiliates, at value	$1,713,439,672
Investments in affiliates, at value	10,663,491

Total Investment securities, at value*	$1,724,103,163

Cash	15,953
Segregated cash for collateral	793,179
Interest and dividends receivable	1,880,137
Foreign currency, at value (cost $10,509,860)	10,519,097
Receivable for investments sold	207,331
Receivable for variation margin on futures contracts	19,882
Reclaims receivable	2,319,322
Prepaid expenses	9,357

Total Assets	1,739,867,421

Liabilities:
Payable for investments purchased	157,913
Payable for capital shares redeemed	375,277
Payable for collateral received on loaned securities	9,211,676
Manager fees payable	510,218
Administration fees payable	36,993
Distribution fees payable	338,301
Custodian fees payable	49,765
Administrative and compliance services fees payable	4,594
Trustee fees payable	3,489
Other accrued liabilities	469,107

Total Liabilities	11,157,333

Net Assets	$1,728,710,088

Net Assets Consist of:
Capital	$1,639,753,674
Accumulated net investment income/(loss)	14,300,600
Accumulated net realized gains/(losses) from investment transactions	(18,496,548)
Net unrealized appreciation/(depreciation) on investments	93,152,362

Net Assets	$1,728,710,088

Class 1
Net Assets	$123,158,073
Shares of beneficial interest (unlimited number of shares authorized, no par value)	12,225,328
Net Asset Value (offering and redemption price per share)	$10.07

Class 2
Net Assets	$1,605,552,015
Shares of beneficial interest (unlimited number of shares authorized, no par value)	113,849,308
Net Asset Value (offering and redemption price per share)	$14.10

*	Includes securities on loan of $8,052,868.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$24,399,323
Dividends from affiliates	185,014
Income from securities lending	344,021
Foreign withholding tax	(2,759,837)

Total Investment Income	22,168,521

Expenses:
Manager fees	2,803,703
Administration fees	277,579
Distribution fees — Class 2	1,938,161
Custodian fees	117,478
Administrative and compliance services fees	9,001
Trustee fees	28,775
Professional fees	48,845
Shareholder reports	31,689
Recoupment of prior expenses reimbursed by the manager	37,705
Other expenses	278,852

Total expenses	5,571,788

Net Investment Income/(Loss)	16,596,733

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	59,903,782
Net realized gains/(losses) from affiliated transactions	(5,292)
Net realized gains/(losses) on futures contracts	1,301,181
Change in net unrealized appreciation/depreciation on investments	(69,297,090)

Net Realized/Unrealized Gains/(Losses) on Investments	(8,097,419)

Change in Net Assets Resulting From Operations	$8,499,314

See accompanying notes to the financial statements.

16

Statements of Changes in Net Assets

	AZL International Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$16,596,733	$14,714,904
Net realized gains/(losses) on investment transactions	61,199,671	24,583,783
Change in unrealized appreciation/depreciation on investments	(69,297,090)	(12,593,414)

Change in net assets resulting from operations	8,499,314	26,705,273

Distributions to Shareholders:
From net investment income:
Class 1*	—	—
Class 2	(15,359,017)	(23,639,714)

Change in net assets resulting from distributions to shareholders	(15,359,017)	(23,639,714)

Capital Transactions:
Class 1*
Proceeds from shares issued	128,504,865
Value of shares redeemed	(6,235,117)

Total Class 1 Shares	122,269,748

Class 2
Proceeds from shares issued	590,662,470	105,467,563
Proceeds from shares issued in merger	526,478,321	—
Proceeds from dividends reinvested	15,359,017	23,639,714
Value of shares redeemed	(95,529,373)	(419,145,072)

Total Class 2 Shares	1,036,970,435	(290,037,795)

Change in net assets resulting from capital transactions	1,159,240,183	(290,037,795)

Change in net assets	1,152,380,480	(286,972,236)
Net Assets:
Beginning of period	576,329,608	863,301,844

End of period	$1,728,710,088	$576,329,608

Accumulated net investment income/(loss)	$14,300,600	$13,314,453

Share Transactions:
Class 1*
Shares issued	12,850,775
Shares redeemed	(625,447)

Total Class 1 Shares	12,225,328

Class 2
Shares issued	42,216,948	6,787,158
Shares issued in merger	37,338,888	—
Dividends reinvested	1,091,615	1,634,835
Shares redeemed	(6,757,221)	(24,955,414)

Total Class 2 Shares	73,890,230	(16,533,421)

Change in shares	86,115,558	(16,533,421)

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

17

AZL International Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016		2015	2014	2013	2012
Class 1*
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	(0.05)

Total from Investment Activities	0.07

Net Asset Value, End of Period	$10.07

Total Return(a)	0.70	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$123,158
Net Investment Income/(Loss)(c)	1.19%
Expenses Before Reductions(d)(c)	0.40%
Expenses Net of Reductions(c)	0.40%
Portfolio Turnover Rate(e)	55	%(f)
Class 2
Net Asset Value, Beginning of Period	$14.42		$15.28	$16.57	$13.93	$12.03

Investment Activities:
Net Investment Income/(Loss)	0.15		0.58	0.42	0.29	0.26
Net Realized and Unrealized Gains/(Losses) on Investments	(0.10)		(0.79)	(1.43)	2.65	1.89

Total from Investment Activities	0.05		(0.21)	(0.99)	2.94	2.15

Dividends to Shareholders From:
Net Investment Income	(0.37)		(0.65)	(0.30)	(0.30)	(0.25)

Total Dividends	(0.37)		(0.65)	(0.30)	(0.30)	(0.25)

Net Asset Value, End of Period	$14.10		$14.42	$15.28	$16.57	$13.93

Total Return(a)	0.37%		(1.39)%	(6.18)%	21.36%	18.04%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,605,552		$576,330	$863,302	$808,196	$567,238
Net Investment Income/(Loss)	2.11%		2.16%	2.88%	2.23%	2.66%
Expenses Before Reductions(d)	0.71%		0.75%	0.75%	0.76%	0.80%
Expenses Net of Reductions	0.71%		0.74%	0.75%	0.76%	0.77%
Portfolio Turnover Rate(e)	55	%(f)	13%	3%	2%	3%

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 55%.

See accompanying notes to the financial statements.

18

AZL International Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL International Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of

19

AZL International Index Fund

Notes to the Financial Statements

December 31, 2016

capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $15 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $37,937 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions Common Stocks	$8,669,840	$541,836	$—	$—	$9,211,676

Total Securities Lending Transactions	8,669,840	541,836	—	—	9,211,676

Total Borrowings	$8,669,840	$541,836	$—	$—	$9,211,676

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$9,211,676

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year, the Fund engaged in such affiliated transactions at the current market price.

The Fund is permitted to purchase and sell securities (“crosstrade”) from and to other Allianz Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Fund participated in following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL International Index Fund	$(12,522,325)	$2,540,139	$(419,650)

20

AZL International Index Fund

Notes to the Financial Statements

December 31, 2016

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $15.3 million as of December 31, 2016. The monthly average notional amount for these contracts was $8.2 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$269,054	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$1,301,181	$50,467

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL International Index Fund Class 1	0.35%	0.52%
AZL International Index Fund Class 2	0.35%	0.77%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

21

AZL International Index Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain securities in which the Fund invests. At December 31, 2016, these investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated securities for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Fair Value 12/31/16	Dividend Income
Allianz SE, Registered Shares	$3,785,479	$6,692,893	$(60,883)	$(5,292)	$10,663,491	$185,014

	$3,785,479	$6,692,893	$(60,883)	$(5,292)	$10,663,491	$185,014

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $9,431 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

22

AZL International Index Fund

Notes to the Financial Statements

December 31, 2016

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Airlines	$369,508	$3,177,238	$—	$3,546,746
Banks	2,949,815	210,941,285	—	213,891,100
Beverages	1,304,505	34,767,869	—	36,072,374
Capital Markets	125	39,483,039	—	39,483,164
Diversified Telecommunication Services	587,117	46,514,042	—	47,101,159
Electrical Equipment	2,034,143	22,082,719	—	24,116,862
Health Care Equipment & Supplies	300,652	15,337,519	—	15,638,171
Hotels, Restaurants & Leisure	410,443	23,000,525	—	23,410,968
Industrial Conglomerates	91,953	29,039,343	—	29,131,296
Insurance	318,129	95,118,510	—	95,436,639
Pharmaceuticals	4,960,586	129,630,582	—	134,591,168
Real Estate Management & Development	1,032,678	32,645,615	2,376	33,680,669
Road & Rail	1,193,802	19,208,673	—	20,402,475
Semiconductors & Semiconductor Equipment	4,069,375	12,816,974	—	16,886,349
Software	2,487,641	21,222,376	—	23,710,017
Trading Companies & Distributors	929,609	22,670,443	—	23,600,052
Transportation Infrastructure	17,100	10,235,614	—	10,252,714
All Other Common Stocks+	—	911,644,136	—	911,644,136
Preferred Stocks+	—	8,443,891	—	8,443,891
Rights	—	269,494	—	269,494
Securities Held as Collateral for Securities on Loan	—	9,211,676	—	9,211,676
Unaffiliated Investment Company	3,582,043	—	—	3,582,043

Total Investment Securities	26,639,224	1,697,461,563	2,376	1,724,103,163

Other Financial Instruments:*
Futures Contracts	269,054	—	—	269,054

Total Investments	$26,908,278	$1,697,461,563	$2,376	$1,724,372,217

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL International Index Fund	$1,123,517,341	$463,030,745

23

AZL International Index Fund

Notes to the Financial Statements

December 31, 2016

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $1,668,227,308. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$134,757,478
Unrealized (depreciation)	(78,881,623)

Net unrealized appreciation/(depreciation)	$55,875,855

Capital loss carry forwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year ended December 31, 2016, the Fund utilized $11,728,992 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$15,359,017	$—	$15,359,017

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL International Index Fund	$23,639,714	$—	$23,639,714

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL International Index Fund	$17,736,191	$15,399,459	$—	$55,820,764	$88,956,414

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

24

AZL International Index Fund

Notes to the Financial Statements

December 31, 2016

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Acquisition of Funds

Effective as of the close of business October 21, 2016, the Fund acquired all of the net assets of the AZL Invesco International Equity Fund (“Invesco Fund”) and AZL JPMorgan International Opportunities Fund (“JPMorgan Fund”), open-end management investment companies, pursuant to a plan of reorganization approved by the Board on June 14, 2016. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 37,338,888 shares of the Fund, valued at $526,478,321, for 18,675,413 shares of the Invesco Fund and 17,741,335 shares of the JPMorgan Fund outstanding as of close of business October 21, 2016, respectively.

The investment portfolios of the Invesco Fund and the JPMorgan Fund were the principal assets acquired by the Fund. At the close of business October 21, 2016, the Invesco Fund investment portfolio had a fair value of $256,253,420 and identified cost of $200,960,237. At the close of business October 21, 2016, the JPMorgan Fund investment portfolio had a fair value of $260,161,852 and identified cost of $237,367,199. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Invesco Fund and the JPMorgan Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund’s net assets were $1,026,064,843. All fees and expenses incurred by the Invesco Fund and JPMorgan Fund and the Fund directly in connection with the plan of reorganization were borne equally by the Manager and, collectively, the Invesco Fund and the JPMorgan Fund, except that the expenses borne by the Invesco Fund and the JPMorgan Fund did not exceed $132,000 and $105,000, respectively, as provided by the plan of reorganization.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for year ended December 31, 2016, are as follows:

Net investment income/(loss)	$35,410,805
Net realized/unrealized gains/(losses)	(32,053,295)

Change in net assets resulting from operations	$3,357,510

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Invesco Fund and the JPMorgan Fund that have been included in the Fund’s statement of operations since October 22, 2016.

In the calculation of the portfolio turnover as presented in the Financial Highlights, the Fund excluded the cost of purchases and proceeds from sales of portfolio securities that occurred in the effort to realign a combined fund’s portfolio after the merger. The amounts of excluded purchases and sales are as follows:

Cost of purchases	$3,110,562
Proceeds from sales	—

25

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL International Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL International Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

26

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

27

Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

28

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

29

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

30

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® MetWest Total Return Bond Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® MetWest Total Return Bond Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® MetWest Total Return Bond Fund and Metropolitan West Asset Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® MetWest Total Return Bond Fund (the “Fund”) returned 2.30%. That compared to a 2.65% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

Fixed-income markets were largely positive during the year, despite volatility caused by shifting economic and market conditions. Interest rates declined during the first half of the period, before rising through the end of the year amid expectations for a December interest rate hike by the U.S. Federal Reserve. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. Mortgage-backed securities also rose in value, as these securities held up better against rising interest rates. At same time, the mortgage-backed sector benefited from improving fundamentals, such as ongoing home price appreciation that has helped drive down mortgage loan-to-value ratios, and technical support stemming from a dearth of new supply and a shrinking outstanding balance.

The Fund lagged its benchmark during the period in part because of underweight positions to duration and corporate credit. We maintained this defensive positioning due to our view that we are in the late stages of the current credit cycle. The portfolio’s underweight to duration weighed on relative performance over the first half of the year, as interest rates generally declined through the summer. The Fund’s conservative positioning in the credit sector was rewarded early in the year when volatility spiked, but detracted from relative performance in aggregate as high-yield corporate bonds outpaced the index on a duration-adjusted basis over the course of the year.*

The Fund’s relative performance benefited from an off-benchmark allocation to non-agency mortgage-backed securities, a largely floating-rate sector that paced securitized products with a return for the year of nearly 5.5%. These assets got a boost from improving fundamentals and technicals, as well as from cash settlements related to litigation stemming from the 2008 financial crisis. Demand for non-agency mortgage-backed securities also rose among insurance companies after a favorable ratings review in December by the National Association of Insurance Commissioners2.*

The Fund’s relative performance was also helped by overweight positions in asset-backed securities and commercial mortgage-backed securities as spreads versus Treasuries tightened throughout the year. Finally, an allocation to high-yield corporate bonds provided a small tailwind to relative performance.*

The Fund had exposure to Treasury futures during the period. These derivatives did not materially affect Fund performance.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]

The National Association of Insurance Commissioners is the U.S. standard setting and regulatory support organization created and governed by the chief insurance regulators from the 50 states, the District of Columbia and five U.S. territories.

1

AZL® MetWest Total Return Bond Fund (unaudited)

Fund Objective

The Fund’s investment objective is to maximize long-term total return. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade fixed income securities or unrated securities that are determined by the Subadvisor to be of similar quality.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
		Since Inception (11/17/14)
	1 Year
AZL® MetWest Total Return Bond Fund	2.30%	1.31%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	1.88%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® MetWest Total Return Bond Fund	0.89%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.55% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.91% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL MetWest Total Return Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL MetWest Total Return Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MetWest Total Return Bond Fund	$1,000.00	$980.00	$4.28	0.86%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL MetWest Total Return Bond Fund	$1,000.00	$1,020.81	$4.37	0.86%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
U.S. Treasury Obligations	32.4%
U.S. Government Agency Mortgages	29.1
Corporate Bonds	20.6
Collateralized Mortgage Obligations	11.1
Asset Backed Securities	7.2
Money Markets	4.5
Yankee Dollars	1.9
Municipal Bonds	0.6

Total Investment Securities	107.4
Net other assets (liabilities)	(7.4)

Net Assets	100.0%

3

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Asset Backed Securities (7.2%):
$1,000,000	Chase Issuance Trust, Class A2, Series 2007-A2, 0.75%, 4/15/19(a)	$1,000,000
1,136,723	Goal Capital Funding Trust, Class A3, Series 2005-2, 1.10%, 5/28/30(a)	1,122,702
750,000	Magnetite CLO, Ltd., Class A1, Series 2014-9A, 2.30%, 7/25/26, Callable 1/25/17 @ 100(a)(b)	750,209
1,000,000	Magnetite CLO, Ltd., Class A1, Series 2014-11A, 2.13%, 1/18/27, Callable 1/18/17 @ 100(a)(b)	1,000,013
750,000	Magnetite CLO, Ltd., Class 2A3, Series 2015-12A, 2.26%, 4/15/27, Callable 1/15/17 @ 100(a)(b)	750,000
773,747	Navient Student Loan Trust, Class A, Series 2014-2, 1.40%, 3/25/83, Callable 9/25/33 @ 100(a)	742,269
747,951	Navient Student Loan Trust, Class A, Series 2014-3, 1.38%, 3/25/83, Callable 10/25/32 @ 100(a)	720,990
495,607	Navient Student Loan Trust, Class A, Series 2014-4, 1.38%, 3/25/83, Callable 1/25/33 @ 100(a)	481,882
980,714	Navient Student Loan Trust, Class A, Series 16-1A, 1.46%, 2/25/70, Callable 6/25/33 @ 100(a)(b)	954,322
965,000	Navient Student Loan Trust, Class A3, Series 16-2, 2.26%, 6/25/65, Callable 4/25/28 @ 100(a)(b)	983,490
1,662,541	Nelnet Student Loan Trust, Class A2, Series 2015-2A, 1.36%, 9/25/47, Callable 5/25/33 @ 100(a)(b)	1,633,353
2,615,000	SLC Student Loan Trust, Class 2A3, Series 2006-1, 1.12%, 3/15/55(a)	2,355,978
1,617,385	SLC Student Loan Trust, Class 2A3, Series 2008-1, 2.56%, 12/15/32(a)	1,638,231
891,204	SLM Student Loan Trust, Class 2A3, Series 2003-7, 1.53%, 9/15/39, Callable 12/15/27 @ 100(a)	782,679
583,633	SLM Student Loan Trust, Class 2A3, Series 2003-11, 1.01%, 12/15/22, Callable 3/15/28 @ 100(a)(b)	581,928
16,680	SLM Student Loan Trust, Class 2A3, Series 2004-10, 1.28%, 4/25/23(a)(b)	16,681
187,772	SLM Student Loan Trust, Class 2A3, Series 2005-6, 1.17%, 1/25/44, Callable 10/25/30 @ 100(a)	164,396
193,469	SLM Student Loan Trust, Class 2A3, Series 2006-10, 0.93%, 3/25/44, Callable 10/25/31 @ 100(a)	163,781
191,982	SLM Student Loan Trust, Class 2A3, Series 2007-1, 1.10%, 1/27/42(a)	162,770
1,220,000	SLM Student Loan Trust, Class 2A3, Series 2008-5, 2.73%, 7/25/29, Callable 7/25/23 @ 100(a)	1,167,876
240,000	SLM Student Loan Trust, Class 2A3, Series 2008-9, 3.13%, 10/25/83, Callable 4/25/23 @ 100(a)	234,284
1,721,115	SLM Student Loan Trust, Class A, Series 2009-3, 1.51%, 1/25/45(a)(b)	1,678,255

Principal Amount		Fair Value
Asset Backed Securities, continued
$1,478,816	SLM Student Loan Trust, Class A, Series 2012-2, 1.46%, 1/25/29, Callable 8/25/24 @ 100(a)	$1,450,575
909,083	SLM Student Loan Trust, Class A, Series 2012-3, 1.41%, 12/26/25(a)	885,025
1,432,678	SLM Student Loan Trust, Class A, Series 2013-4, 1.31%, 6/25/27(a)	1,392,627
1,293,673	SLM Student Loan Trust, Class A2, Series 2014-2, 1.11%, 10/25/21(a)	1,291,663
1,970,000	Wachovia Student Loan Trust, Class 2A3, Series 2006-1, 1.05%, 4/25/40, Callable 10/25/26 @ 100(a)(b)	1,722,400

Total Asset Backed Securities (Cost $26,334,088)		25,828,379

Collateralized Mortgage Obligations (11.1%):
123,863	7 WTC Depositor LLC Trust, Class A, Series 2012-7 WTC, 4.08%, 3/13/31(b)	125,503
1,150,000	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 1.22%, 7/25/35, Callable 1/25/17 @ 100(a)	1,124,017
1,041,630	Ameriquest Mortgage Securities, Inc., Class M2, Series 2005-R5, 1.48%, 4/25/35, Callable 1/25/17 @ 100(a)	1,032,176
210,000	Babson CLO, Ltd., Class A, Series 2015-IA, 2.31%, 4/20/27, Callable 1/20/17 @ 100(a)(b)	210,274
360,000	Banc of America Merrill Lynch Large Loan, Class A, Series 2014-520M, 4.18%, 8/15/46(a)(b)	384,483
1,033,263	Bank of America Mortgage Securities, Inc., Class 2A3, Series 2005-F, 3.23%, 7/25/35, Callable 8/25/17 @ 100(a)	968,920
340,000	Barclays Commercial Mortgages Securities, Class A2, Series 2013-TYSNC, 3.76%, 9/5/32(b)	355,836
745,130	Citigroup Mortgage Loan Trust, Inc., Class 2A3, Series 2006-WFH3, 1.00%, 10/25/36, Callable 2/25/21 @ 100(a)	729,183
1,728,883	Citigroup Mortgage Loan Trust, Inc., Class 1A1A, Series 2007-AR5, 3.03%, 4/25/37, Callable 2/25/26 @ 100(a)	1,538,143
390,000	Commercial Mortgage Trust, Class A, Series 2014-277P, 3.73%, 8/10/49(a)(b)	404,085
360,000	Commercial Mortgage Trust, Class A1, Series 2013-300P, 4.35%, 8/10/30(b)	389,579
365,000	Commercial Mortgage Trust, Class A, Series 2016-787S, 3.54%, 2/10/36(a)(b)	372,987
1,304,463	Credit Suisse Mortgage Capital Certificates, Class A2E, Series 2007-CB2, 4.41%, 2/25/37, Callable 4/25/21 @ 100(a)	945,502
860,000	Federal Home Loan Mortgage Corp., Class A3, Series K151, 3.51%, 4/25/30	882,901
1,582,164	Federal National Mortgage Association, Class A3, Series 2015-M2, 3.15%, 12/25/24(a)	1,601,162
322,806	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FFH3, 1.27%, 9/25/35, Callable 2/25/17 @ 100(a)	322,625
1,324,744	First Franklin Mortgage Loan Trust, Class M1, Series 2005-FF8, 1.25%, 9/25/35, Callable 1/25/17 @ 100(a)	1,302,563

Continued

4

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,648,518	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 05-AA12, 2.71%, 2/25/36, Callable 8/25/18 @ 100(a)	$1,276,750
902,354	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2005-AR3, 2.98%, 8/25/35, Callable 1/25/17 @ 100(a)	776,267
1,715,761	First Horizon Alternative Mortgage Securities Trust, Class 1A1, Series 2006-AA1, 2.77%, 3/25/36, Callable 2/25/20 @ 100(a)	1,508,873
1,552,729	First Horizon Alternative Mortgage Securities Trust, Class 2A1, Series 2006-AA1, 2.74%, 4/25/36, Callable 2/25/20 @ 100(a)	1,351,500
1,564,414	GMAC Mortgage Corp. Loan Trust, Class 1A1, Series 2006-AR1, 3.41%, 4/19/36, Callable 1/19/20 @ 100(a)	1,393,170
1,433,570	GMAC Mortgage Corp. Loan Trust, Class 3A1, Series 2005-AR5, 3.55%, 9/19/35, Callable 8/19/25 @ 100(a)	1,377,486
549,494	Honda Auto Receivables Owner Trust, Class A2, Series 2015-4, 0.82%, 7/23/18, Callable 2/21/19 @ 100(a)	549,142
365,000	Liberty Street Trust, Class A, Series 2016-225L, 3.60%, 2/10/36(b)	374,190
1,100,029	Merrill Lynch First Franklin Mortgage Loan Trust, Class 2A2, Series 2007-4, 0.88%, 7/25/37, Callable 9/25/21 @ 100(a)	694,368
2,059,582	Merrill Lynch Mortgage Trust, Class A1A, Series 2007-C1, 5.83%, 6/12/50(a)	2,078,713
1,854,890	Morgan Stanley Capital I Trust, Class A3, Series 2011-C1, 4.70%, 9/15/47(b)	1,943,442
273,253	Morgan Stanley Mortgage Loan Trust, Class 2A3, Series 2005-6AR, 1.03%, 11/25/35, Callable 9/25/18 @ 100(a)	272,658
1,470,789	Morgan Stanley Remic Trust, Class 3A, Series 2014-R8, 1.27%, 6/26/47(a)(b)	1,414,941
1,122,573	MortgageIT Trust, Class 2A3, Series 2005-2, 2.27%, 5/25/35, Callable 1/25/17 @ 100(a)	1,093,854
799,094	Newcastle Mortgage Securities Trust, Class A4, Series 2006-1, 1.04%, 3/25/36, Callable 1/25/17 @ 100(a)	792,151
558,140	Nissan Auto Receivables Owner Trust, Class A2A, Series 2015-C, 0.87%, 11/15/18, Callable 1/15/20 @ 100(a)	557,825
1,154,914	Nomura Asset Acceptance Corp., Class 3A1, Series 2005-AR3, 5.69%, 7/25/35, Callable 2/25/20 @ 100(a)	1,133,335
385,000	RBSCF Trust, Class A, Series 2013-GSP, 3.96%, 1/13/32(a)(b)	403,511
2,072,057	Residential Accredit Loans, Inc., Class A2, Series 2006-QA10, 0.94%, 12/25/36, Callable 2/25/25 @ 100(a)	1,684,812
115,917	Toyota Auto Receivables Owner Trust, Class A3, Series 14-A, 0.67%, 12/15/17, Callable 10/15/17 @ 100	115,867

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,294,434	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR6, 0.99%, 4/25/45, Callable 4/25/17 @ 100(a)	$1,215,399
1,489,051	WaMu Mortgage Pass-Through Certificates, Class 2A1A, Series 2005-AR8, 1.05%, 7/25/45, Callable 5/25/17 @ 100(a)	1,414,353
1,472,672	WaMu Mortgage Pass-Through Certificates, Class A2, Series 2005-AR3, 2.79%, 3/25/35, Callable 9/25/26 @ 100(a)	1,480,919
1,179,761	Wells Fargo Mortgage Backed Securities Trust, Class 2A1, Series 2006-AR2, 2.94%, 3/25/36, Callable 5/25/18 @ 100(a)	1,176,930
1,216,425	Wells Fargo Mortgage Backed Securities Trust, Class 1A1, Series 2006-AR12, 3.21%, 9/25/36, Callable 2/25/17 @ 100(a)	1,140,991

Total Collateralized Mortgage Obligations (Cost $40,137,486)		39,911,386

Corporate Bonds (20.6%):
Aerospace & Defense (0.3%):
960,000	United Technologies Corp., 1.78%, 5/4/18(a)	960,209

Airlines (0.8%):
1,410,404	Continental Airlines 2009-2, Series A, 7.25%, 11/10/19	1,576,127
339,328	U.S. Airways 2001-1G PTT, Class G, Series 2001, 7.08%, 9/20/22	363,929
902,896	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	1,002,214

		2,942,270

Automobiles (0.1%):
400,000	General Motors Co., 3.50%, 10/2/18	407,960

Banks (3.6%):
650,000	Bank of America Corp., 6.00%, 9/1/17	668,836
500,000	Bank of America Corp., 5.00%, 5/13/21, MTN	544,519
1,000,000	Bank of America Corp., 4.10%, 7/24/23	1,044,600
2,000,000	Bank of America NA, 5.30%, 3/15/17	2,015,490
350,000	Bank of America NA, Series BKNT, 6.10%, 6/15/17	357,116
2,000,000	Bear Stearns Co., Inc., 7.25%, 2/1/18	2,116,476
2,000,000	Citigroup, Inc., 1.63%, 11/24/17(a)	2,004,184
700,000	Citigroup, Inc., 5.50%, 9/13/25	769,308
1,415,000	JPMorgan Chase & Co., 6.00%, 1/15/18	1,476,022
510,000	Wells Fargo & Co., 2.50%, 3/4/21	506,221
1,560,000	Wells Fargo & Co., 3.00%, 4/22/26	1,488,602
350,000	Wells Fargo Bank NA, 2.15%, 12/6/19	349,783

		13,341,157

Beverages (0.5%):
959,000	Anheuser-Busch InBev NV, 3.65%, 2/1/26, Callable 11/1/25 @ 100	973,568
366,000	Anheuser-Busch InBev NV, 4.90%, 2/1/46, Callable 8/1/45 @ 100	395,598
400,000	DS Services Holdings, Inc., 10.00%, 9/1/21, Callable 9/1/17 @ 105(b)	438,500

		1,807,666

Continued

5

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Corporate Bonds, continued
Biotechnology (0.9%):
$600,000	Abbvie, Inc., 4.70%, 5/14/45, Callable 11/14/44 @ 100	$588,678
700,000	Amgen, Inc., 4.40%, 5/1/45, Callable 11/1/44 @ 100	670,982
500,000	Amgen, Inc., 4.56%, 6/15/48, Callable 12/15/47 @ 100(b)	483,628
660,000	Celgene Corp., 5.00%, 8/15/45, Callable 2/15/45 @ 100	686,222
500,000	Gilead Sciences, Inc., 4.75%, 3/1/46, Callable 9/1/45 @ 100	517,336
400,000	Gilead Sciences, Inc., 4.15%, 3/1/47, Callable 9/1/46 @ 100	379,921

		3,326,767

Capital Markets (1.7%):
1,500,000	Goldman Sachs Group, Inc. (The), 5.95%, 1/18/18	1,562,613
1,000,000	Goldman Sachs Group, Inc. (The), 2.38%, 1/22/18	1,005,945
400,000	Goldman Sachs Group, Inc. (The), 3.85%, 7/8/24, Callable 4/8/24 @ 100	408,316
400,000	Morgan Stanley, 4.75%, 3/22/17	403,013
1,750,000	Morgan Stanley, 1.60%, 1/5/18(a)	1,756,754
430,000	Morgan Stanley, Series G, 7.30%, 5/13/19	479,140
500,000	Morgan Stanley, 5.50%, 7/24/20	547,605

		6,163,386

Chemicals (0.1%):
180,000	Axalta Coating Systems, 4.88%, 8/15/24, Callable 8/15/19 @ 103.66(b)	180,000

Commercial Services & Supplies (0.1%):
200,000	Clean Harbors, Inc., 5.13%, 6/1/21, Callable 2/6/17 @ 102.56	204,540

Consumer Finance (0.6%):
1,000,000	Discover Bank, 2.00%, 2/21/18	999,818
400,000	Ford Motor Credit Co. LLC, 2.15%, 1/9/18	400,579
600,000	General Motors Financial Co., Inc., 3.10%, 1/15/19	606,368

		2,006,765

Diversified Financial Services (0.3%):
400,000	Berkshire Hathaway Finance Corp., 4.30%, 5/15/43	413,253
575,000	Berkshire Hathaway, Inc., 4.50%, 2/11/43	611,404

		1,024,657

Diversified Telecommunication Services (0.8%):
500,000	AT&T, Inc., 3.80%, 3/15/22	512,570
835,000	AT&T, Inc., 4.75%, 5/15/46, Callable 11/15/45 @ 100	791,095
210,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 9/1/19 @ 103.66(b)	207,375
700,000	Verizon Communications, Inc., 3.85%, 11/1/42, Callable 5/1/42 @ 100	606,575
800,000	Verizon Communications, Inc., 4.86%, 8/21/46	810,635

		2,928,250

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities (1.8%):
$780,000	American Transmission Systems, Inc., 5.00%, 9/1/44, Callable 3/1/44 @ 100(b)	$815,555
500,000	Appalachian Power Co., Series H, 5.95%, 5/15/33	578,492
400,000	Cleco Power LLC, 6.00%, 12/1/40	486,471
1,000,000	Duke Energy Progress, Inc., 4.15%, 12/1/44, Callable 6/1/44 @ 100	993,512
936,000	Duquesne Light Holdings, Inc., 6.40%, 9/15/20(b)	1,044,377
750,000	Jersey Central Power & Light Co., 6.40%, 5/15/36	827,615
300,000	Midamerican Energy Co., 4.25%, 5/1/46, Callable 11/1/45 @ 100	308,978
1,500,000	Oncor Electric Delivery Co. LLC, 4.10%, 6/1/22, Callable 3/1/22 @ 100	1,601,965

		6,656,965

Equity Real Estate Investment Trusts (1.9%):
575,000	HCP, Inc., 4.00%, 12/1/22, Callable 10/1/22 @ 100	591,912
875,000	HCP, Inc., 4.25%, 11/15/23, Callable 8/15/23 @ 100	898,528
400,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/17/24 @ 100	399,800
175,000	HCP, Inc., 3.40%, 2/1/25, Callable 11/1/24 @ 100	167,444
750,000	Highwoods Realty LP, 7.50%, 4/15/18	800,168
1,150,000	SL Green Realty Corp., 5.00%, 8/15/18, Callable 6/15/18 @ 100	1,197,709
1,500,000	WEA Finance LLC, 2.70%, 9/17/19, Callable 8/17/19 @ 100(b)	1,517,171
1,440,000	Welltower, Inc., 3.75%, 3/15/23, Callable 12/15/22 @ 100	1,468,953

		7,041,685

Food & Staples Retailing (0.5%):
590,000	Supermarkets & Pharmacies, 2.88%, 6/1/26, Callable 3/1/26 @ 100	562,369
790,000	Walgreens Boots Alliance, Inc., 3.80%, 11/18/24, Callable 8/18/24 @ 100	804,041
300,000	Walgreens Boots Alliance, Inc., 4.80%, 11/18/44, Callable 5/18/44 @ 100	308,343

		1,674,753

Food Products (0.4%):
630,000	Kraft Heinz Foods Co., 1.60%, 6/30/17	630,505
795,000	Kraft Heinz Foods Co., 3.95%, 7/15/25, Callable 4/15/25 @ 100	805,363
170,000	Lamb Weston HLD, 4.88%, 11/1/26, Callable 11/1/21 @ 102.44(b)	168,194

		1,604,062

Gas Utilities (0.3%):
850,000	KeySpan Gas East Corp., 5.82%, 4/1/41(b)	1,013,499

Health Care Equipment & Supplies (0.1%):
190,000	Hill-Rom Holdings, Inc., 5.75%, 9/1/23, Callable 9/1/18 @ 104.31(b)	196,175

Continued

6

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services (0.8%):
$100,000	Aetna, Inc., 1.70%, 6/7/18	$99,907
350,000	Aetna, Inc., 4.38%, 6/15/46, Callable 12/15/45 @ 100	351,451
350,000	Centene Corp., 4.75%, 1/15/25, Callable 1/15/20 @ 103.56	341,688
300,000	DaVita Healthcare Partners, Inc., 5.00%, 5/1/25, Callable 5/1/20 @ 102.5	295,125
750,000	HCA, Inc., 6.50%, 2/15/20	820,500
96,000	Molina Healthcare, Inc., 5.38%, 11/15/22, Callable 8/15/22 @ 100	97,440
350,000	Tenet Healthcare Corp., 4.46%, 6/15/20, Callable 2/6/17 @ 102(a)	352,625
620,000	UnitedHealth Group, Inc., 4.63%, 7/15/35	675,824

		3,034,560

Hotels, Restaurants & Leisure (0.3%):
200,000	Aramark Services, Inc., 4.75%, 6/1/26, Callable 6/1/21 @ 102.38(b)	198,000
377,000	Churchill Downs, Inc., 5.38%, 12/15/21, Callable 2/6/17 @ 104.03	391,138
400,000	Hilton Worldwide Finance LLC, 5.63%, 10/15/21, Callable 1/23/17 @ 102.81	413,200

		1,002,338

Household Products (0.0%):
100,000	Spectrum Brands, Inc., 5.75%, 7/15/25, Callable 7/15/20 @ 102.88	103,750

Independent Power & Renewable Electricity Producers (0.3%):
1,000,000	IPALCO Enterprises, Inc., 5.00%, 5/1/18, Callable 4/1/18 @ 100	1,032,500

Industrial Conglomerates (0.1%):
273,000	General Electric Capital Corp., 5.88%, 1/14/38, MTN	343,578

Insurance (1.2%):
1,900,000	Farmers Exchange Capital III, 5.45%, 10/15/54, Callable 10/15/34 @ 100(a)(b)	1,850,335
900,000	Nationwide Financial Services, Inc., 5.30%, 11/18/44(b)	937,212
1,000,000	Protective Life Global, 1.50%, 6/8/18(a)(b)	1,000,135
605,000	Protective Life Global Funding, 2.70%, 11/25/20(b)	605,881

		4,393,563

IT Services (0.1%):
382,000	First Data Corp., 5.00%, 1/15/24, Callable 1/15/19 @ 102.5(b)	384,032

Life Sciences Tools & Services (0.1%):
200,000	Quintiles Transnational, 4.88%, 5/15/23, Callable 5/15/18 @ 103.66(b)	203,000

Media (0.8%):
400,000	Altice US Finance I Corp., 5.38%, 7/15/23, Callable 7/15/18 @ 104.03(b)	415,000
100,000	CCO Holdings LLC, 5.88%, 4/1/24, Callable 4/1/19 @ 104.41(b)	106,750
380,000	CCO Holdings LLC, 5.75%, 2/15/26, Callable 2/15/21 @ 102.88(b)	393,300

Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$400,000	Charter Communications Operating LLC/Capital, 4.46%, 7/23/22, Callable 5/23/22 @ 100	$418,012
500,000	Charter Communications Operating LLC/Capital, 6.48%, 10/23/45, Callable 4/23/45 @ 100	578,040
200,000	CSC Holdings LLC, 5.50%, 4/15/27, Callable 4/15/22 @ 102.75(b)	202,500
175,000	CSC Holdings, Inc., 8.63%, 2/15/19	193,375
200,000	Dish DBS Corp., 5.88%, 7/15/22	210,500
200,000	Sirius XM Radio, Inc., 4.25%, 5/15/20, Callable 2/6/17 @ 102.13(b)	203,000

		2,720,477

Oil, Gas & Consumable Fuels (1.0%):
350,000	Anadarko Petroleum Corp., 4.50%, 7/15/44, Callable 1/15/44 @ 100	328,843
600,000	Boardwalk Pipeline Partners LP, 4.95%, 12/15/24, Callable 9/15/24 @ 100	616,061
700,000	Energy Transfer Partners LP, 5.95%, 10/1/43, Callable 4/1/43 @ 100	721,439
475,000	Noble Energy, Inc., 5.05%, 11/15/44, Callable 5/15/44 @ 100	476,400
430,000	Rockies Express Pipeline LLC, 6.85%, 7/15/18(b)	454,188
450,000	Spectra Energy Partners LP, 4.50%, 3/15/45, Callable 9/15/44 @ 100	427,883
700,000	Williams Partners LP, 6.30%, 4/15/40	747,174

		3,771,988

Road & Rail (0.1%):
215,000	Burlington North Santa Fe LLC, 4.15%, 4/1/45, Callable 10/1/44 @ 100	218,033

Software (0.2%):
640,000	Microsoft Corp., 3.75%, 2/12/45, Callable 8/12/44 @ 100	600,161

Technology Hardware, Storage & Peripherals (0.3%):
920,000	Apple, Inc., 4.65%, 2/23/46, Callable 8/23/45 @ 100	993,461

Trading Companies & Distributors (0.2%):
800,000	International Lease Finance Corp., 7.13%, 9/1/18(b)	862,000

Wireless Telecommunication Services (0.3%):
150,000	Metropcs Wireless, Inc., 6.63%, 11/15/20, Callable 1/17/17 @ 102.21	153,375
400,000	Sprint Communications, Inc., 9.00%, 11/15/18(b)	441,000
155,000	T-Mobile USA, Inc., 6.63%, 4/28/21, Callable 4/28/17 @ 103.32	161,781
200,000	T-Mobile USA, Inc., 6.73%, 4/28/22, Callable 4/28/17 @ 103.37	209,000

		965,156

Total Corporate Bonds (Cost $74,115,370)		74,109,363

Yankee Dollars (1.9%):
Banks (0.3%):
1,100,000	HBOS plc, Series G, 6.75%, 5/21/18(b)	1,159,947

Capital Markets (0.2%):
610,000	Credit Suisse GP Funding, Ltd., 3.13%, 12/10/20	608,093

Continued

7

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Telecommunication Services (0.1%):
$400,000	Virgin Media Secured Finance plc, 5.25%, 1/15/26, Callable 1/15/20 @ 102.63(b)	$395,000

Industrial Conglomerates (0.6%):
1,441,000	GE Capital International Funding, 4.42%, 11/15/35	1,510,034
465,000	Siemens Financieringsmat, 2.00%, 9/15/23(b)	438,746

		1,948,780

Oil, Gas & Consumable Fuels (0.1%):
350,000	Shell International Finance BV, 4.38%, 5/11/45	354,542

Pharmaceuticals (0.5%):
800,000	Actavis Funding SCS, 3.80%, 3/15/25, Callable 12/15/24 @ 100	800,942
400,000	Actavis Funding SCS, 4.55%, 3/15/35, Callable 9/15/34 @ 100	395,917
200,000	Grifols Worldwide OP, Ltd., 5.25%, 4/1/22, Callable 4/1/17 @ 103.94	207,000
400,000	VRX Escrow Corp., 5.88%, 5/15/23, Callable 5/15/18 @ 102.94(b)	302,000
200,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06(b)	150,250

		1,856,109

Professional Services (0.0%):
146,000	IHS Markit, Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100(b)	151,475

Semiconductors & Semiconductor Equipment (0.1%):
200,000	NXP BV/NXP Funding LLC, 4.13%, 6/1/21(b)	206,500

Total Yankee Dollars (Cost $6,816,790)		6,680,446

Municipal Bonds (0.6%):
New York (0.6%):
1,125,000	New York NY, Build America Bonds, GO, 5.05%, 10/1/24	1,268,978
750,000	New York City Municipal Finance Authority Water & Sewer System Revenue, 5.95%, 6/15/42	966,900

		2,235,878

Total Municipal Bonds (Cost $2,235,320)		2,235,878

U.S. Government Agency Mortgages (29.1%):
Federal Home Loan Bank (0.6%)
2,095,000	1.25%, 6/28/30, Callable 6/28/17 @ 100(a)	2,086,993

		2,086,993

Federal Home Loan Mortgage Corp. (0.5%)
1,960,000	3.00%, 12/1/46, Pool #G08741	1,948,263

		1,948,263

Federal Home Loan Mortgage Corporation (13.1%)
776,649	3.00%, 3/1/31, Pool #G18592	797,569
3,594,493	2.50%, 12/1/31, Pool #G18622	3,604,186
3,178,251	3.50%, 4/1/44, Pool #G07848	3,273,054
3,235,884	3.50%, 1/1/45, Pool #G07924	3,327,349
3,386,860	3.50%, 4/1/45, Pool #G60023	3,487,909
3,482,503	3.50%, 6/1/45, Pool #G60080	3,581,068
388,518	3.50%, 10/1/45, Pool #G60238	399,340

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$3,187,604	4.00%, 12/1/45, Pool #G60344	$3,371,005
1,221,819	4.00%, 3/1/46, Pool #G08699	1,284,069
1,064,385	3.50%, 3/1/46, Pool #G08698	1,090,738
4,778,676	3.50%, 4/1/46, Pool #G08702	4,897,269
2,623,629	4.00%, 5/1/46, Pool #G08707	2,757,618
3,066,164	3.50%, 6/1/46, Pool #G08711	3,142,466
2,955,651	3.00%, 6/1/46, Pool #G08710	2,937,987
1,450,812	3.00%, 8/1/46, Pool #G08715	1,442,130
2,871,905	3.50%, 8/1/46, Pool #G08716	2,943,445
388,298	3.00%, 8/1/46, Pool #G08721	385,974
1,930,381	3.00%, 10/1/46, Pool #G08726	1,918,821
813,429	3.50%, 9/1/46, Pool #G08722	833,707
2,072,555	3.00%, 11/1/46, Pool #G08732	2,060,144

		47,535,848

Federal National Mortgage Association (11.6%)
1,104,249	4.12%, 4/1/20, Pool #464959	1,173,087
1,627,080	3.67%, 10/1/20, Pool #AE0918	1,714,029
968,732	3.43%, 10/1/20, Pool #466386	1,014,816
1,704,570	3.42%, 10/1/20, Pool #FN0009	1,779,221
2,459,260	3.76%, 12/1/20, Pool #FN0001	2,595,632
987,156	3.94%, 1/1/21, Pool #466969	1,047,781
1,107,751	4.62%, 4/1/21, Pool #467731	1,209,719
957,143	3.93%, 7/1/21, Pool #468518	1,022,497
1,245,000	3.06%, 5/1/22, Pool #471258	1,282,248
770,987	2.51%, 8/1/26, Pool #AN2270	746,350
1,745,331	2.50%, 9/1/26, Pool #MA2740	1,774,928
1,384,443	2.97%, 5/1/27, Pool #AL6829	1,378,835
780,000	2.49%, 9/1/28, Pool #AN2840	727,539
780,000	2.61%, 11/1/28, Pool #AN2913	734,616
715,224	3.53%, 12/1/30, Pool #AN0475	736,531
2,495,000	2.50%, 1/25/31, TBA	2,498,947
1,444,350	3.50%, 1/1/32, Pool #AB4262	1,491,033
815,912	3.00%, 10/1/33, Pool #MA1676	832,551
1,715,890	3.50%, 4/1/43, Pool #MA1404	1,769,877
1,280,000	4.00%, 1/25/46, TBA	1,345,675
3,625,000	3.00%, 1/25/46, TBA	3,601,126
3,035,000	4.00%, 12/29/49, Pool #AL9549	3,193,441
1,425,826	4.50%, 12/31/49, Pool #AL9107	1,533,545
1,353,907	4.50%, 2/1/46, Pool #AL9106	1,456,761
255,599	4.50%, 12/31/49, Pool #AL9108	274,973
2,279,330	4.00%, 9/1/46, Pool #AL9027	2,396,859
1,934,057	4.50%, 12/31/49, Pool #AL9105	2,082,345

		41,414,962

Government National Mortgage Association (3.3%)
2,015,000	3.50%, 1/20/46, TBA	2,094,616
1,780,000	3.00%, 1/20/46, TBA	1,802,285
1,389,994	3.50%, 3/20/46, Pool #MA3521	1,446,478
1,432,015	3.50%, 4/20/46, Pool #MA3597	1,490,208
1,702,711	3.50%, 5/20/46, Pool #MA3663	1,771,904
558,933	3.50%, 9/20/46, Pool #MA3937	581,776
2,655,000	3.00%, 12/20/46, Pool #MA4126	2,692,086

		11,879,353

Total U.S. Government Agency Mortgages (Cost $106,156,338)		104,865,419

Continued

8

AZL MetWest Total Return Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
U.S. Treasury Obligations (32.4%):
U.S. Treasury Bills (0.1%)
$191,000	0.51%, 4/6/17(c)(d)	$190,740

U.S. Treasury Bonds (2.9%)
10,740,000	2.88%, 11/15/46	10,369,137

U.S. Treasury Inflation Index Bonds (1.2%)
1,950,000	1.38%, 2/15/44	2,207,220
2,160,000	0.75%, 2/15/45	2,086,353

		4,293,573

U.S. Treasury Inflation Index Notes (1.5%)
5,195,000	0.38%, 7/15/25	5,266,706

U.S. Treasury Notes (26.7%)
840,000	0.75%, 10/31/17	839,246
3,985,000	1.00%, 12/31/17	3,988,112
15,880,000	1.00%, 11/30/18	15,829,136
7,375,000	1.50%, 12/31/18	7,417,923
3,540,000	1.50%, 1/31/19	3,559,222
8,640,000	1.25%, 10/31/21	8,378,104
15,990,000	1.63%, 11/30/21	15,870,699
16,700,000	2.00%, 12/31/21	16,761,323
1,640,000	1.50%, 1/31/22	1,602,972
3,550,000	1.88%, 5/31/22	3,521,433
19,190,000	2.00%, 11/15/26	18,463,620

		96,231,790

Total U.S. Treasury Obligations (Cost $117,043,502)		116,351,946

Shares		Fair Value
Unaffiliated Investment Company (4.5%):
15,954,735	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(c)	$15,954,735

Total Unaffiliated Investment Company (Cost $15,954,735)		15,954,735

Total Investment Securities
(Cost $388,793,629)(e) — 107.4%		385,937,552
Net other assets (liabilities) — (7.4)%		(26,685,026)

Net Assets — 100.0%		$359,252,526

Percentages indicated are based on net assets as of December 31, 2016.

GO—General Obligation

MTN—Medium Term Note

REMIC—Real Estate Mortgage Investment Conduit

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2016. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	The rate represents the effective yield at December 31, 2016.

(d)	All or a portion of this security has been pledged as collateral for open derivative positions.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
U.S. Treasury 2-Year Note March Futures	Long	3/31/17	51	$11,051,063	$(3,609)
U.S. Treasury 5-Year Note March Futures	Long	3/31/17	170	20,002,891	(70,411)

Total					$(74,020)

See accompanying notes to the financial statements.

9

AZL MetWest Total Return Bond Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$388,793,629

Investment securities, at value	$385,937,552
Cash	53,637
Interest and dividends receivable	1,658,894
Receivable for capital shares issued	4,313
Receivable for investments sold	6,150,443
Receivable for variation margin on futures contracts	31,078
Prepaid expenses	2,120

Total Assets	393,838,037

Liabilities:
Payable for investments purchased	34,162,514
Payable for capital shares redeemed	153,997
Manager fees payable	166,539
Administration fees payable	10,290
Distribution fees payable	75,700
Custodian fees payable	7,700
Administrative and compliance services fees payable	940
Trustee fees payable	714
Other accrued liabilities	7,117

Total Liabilities	34,585,511

Net Assets	$359,252,526

Net Assets Consist of:
Capital	$355,694,289
Accumulated net investment income/(loss)	5,581,105
Accumulated net realized gains/(losses) from investment transactions	907,229
Net unrealized appreciation/(depreciation) on investments	(2,930,097)

Net Assets	$359,252,526

Shares of beneficial interest (unlimited number of shares authorized, no par value)	35,682,863
Net Asset Value (offering and redemption price per share)	$10.07

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$8,869,404
Dividends	14,684
Income from securities lending	1,598

Total Investment Income	8,885,686

Expenses:
Manager fees	2,308,851
Administration fees	140,235
Distribution fees	962,024
Custodian fees	16,181
Administrative and compliance services fees	6,782
Trustee fees	23,157
Professional fees	20,981
Shareholder reports	6,673
Other expenses	10,271

Total expenses before reductions	3,495,155
Less expenses voluntarily waived/reimbursed by the Manager	(192,402)

Net expenses	3,302,753

Net Investment Income/(Loss)	5,582,933

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	1,101,758
Net realized gains/(losses) on futures contracts	(103,100)
Change in net unrealized appreciation/depreciation on investments	2,799,110

Net Realized/Unrealized Gains/(Losses) on Investments	3,797,768

Change in Net Assets Resulting From Operations	$9,380,701

See accompanying notes to the financial statements.

10

Statements of Changes in Net Assets

	AZL MetWest Total Return Bond Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$5,582,933	$4,199,188
Net realized gains/(losses) on investment transactions	998,658	2,302,920
Change in unrealized appreciation/depreciation on investments	2,799,110	(7,165,505)

Change in net assets resulting from operations	9,380,701	(663,397)

Distributions to Shareholders:
From net investment income	(4,414,608)	(404,915)
From net realized gains	(2,155,528)	(1,184,623)

Change in net assets resulting from distributions to shareholders	(6,570,136)	(1,589,538)

Capital Transactions:
Proceeds from shares issued	48,657,852	30,697,489
Proceeds from dividends reinvested	6,570,136	1,589,537
Value of shares redeemed	(91,454,875)	(52,951,167)

Change in net assets resulting from capital transactions	(36,226,887)	(20,664,141)

Change in net assets	(33,416,322)	(22,917,076)
Net Assets:
Beginning of period	392,668,848	415,585,924

End of period	$359,252,526	$392,668,848

Accumulated net investment income/(loss)	$5,581,105	$4,412,780

Share Transactions:
Shares issued	4,747,076	3,036,646
Dividends reinvested	638,497	158,163
Shares redeemed	(8,920,718)	(5,249,979)

Change in shares	(3,535,145)	(2,055,170)

See accompanying notes to the financial statements.

11

AZL MetWest Total Return Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016	Year Ended December 31, 2015	November 17, 2014 to December 31, 2014 (a)
Net Asset Value, Beginning of Period	$10.01	$10.07	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.16	0.11	0.01
Net Realized and Unrealized Gains/(Losses) on Investments	0.07	(0.13)	0.06

Total from Investment Activities	0.23	(0.02)	0.07

Dividends to Shareholders From:
Net Investment Income	(0.11)	(0.01)	—
Net Realized Gains	(0.06)	(0.03)	—

Total Dividends	(0.17)	(0.04)	—

Net Asset Value, End of Period	$10.07	$10.01	$10.07

Total Return(b)	2.30%	(0.20)%	0.70	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$359,253	$392,669	$415,586
Net Investment Income/(Loss)(d)	1.45%	1.02%	0.56%
Expenses Before Reductions(d)(e)	0.91%	0.89%	0.91%
Expenses Net of Reductions(d)	0.86%	0.84%	0.86%
Portfolio Turnover Rate	185%	256%	27	%(c)

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for the periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

12

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL MetWest Total Return Bond Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

13

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33  1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $1.4 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $154 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchaseto- Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $31.1 million as of December 31, 2016. The monthly average notional amount for these contracts was $31.0 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Interest Rate Risk Exposure

Interest Rate Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$74,020

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Interest Rate Risk Exposure

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$(103,100)	$(42,555)

14

AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2016

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a portfolio management agreement with Metropolitan West Asset Management, LLC (“MetWest”), MetWest provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL MetWest Total Return Bond Fund	0.60%	0.91%

*	Effective October 14, 2016, the Manager voluntarily reduced the management fee to 0.55% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $4,373 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

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AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2016

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Asset Backed Securities	$—	$25,828,379	$25,828,379
Collateralized Mortgage Obligations	—	39,911,386	39,911,386
Corporate Bonds+	—	74,109,363	74,109,363
Yankee Dollars+	—	6,680,446	6,680,446
Municipal Bonds	—	2,235,878	2,235,878
U.S. Government Agency Mortgages	—	104,865,419	104,865,419
U.S. Treasury Obligations	—	116,351,946	116,351,946
Unaffiliated Investment Company	15,954,735	—	15,954,735

Total Investment Securities	15,954,735	369,982,817	385,937,552

Other Financial Instruments:*
Futures Contracts	(74,020)	—	(74,020)

Total Investments	$15,880,715	$369,982,817	$385,863,532

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL MetWest Total Return Bond Fund	$645,448,689	$647,641,058

For the year ended December 31, 2016, cost of purchases and proceeds from sales of long-term U.S. government securities included above were as follows:

	Purchases	Sales
AZL MetWest Total Return Bond Fund	$596,007,214	$577,326,434

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AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2016

6. Investment Risks

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $388,938,920. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$1,539,032
Unrealized (depreciation)	(4,540,400)

Net unrealized appreciation/(depreciation)	$(3,001,368)

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MetWest Total Return Bond Fund	$6,537,404	$32,732	$6,570,136

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL MetWest Total Return Bond Fund	$1,589,538	$—	$1,589,538

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL MetWest Total Return Bond Fund	$6,146,483	$413,122	$—	$(3,001,368)	$3,558,237

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies – Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

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AZL MetWest Total Return Bond Fund

Notes to the Financial Statements

December 31, 2016

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL MetWest Total Return Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the three-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL MetWest Total Return Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for the each of the years or periods in the three-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $32,732.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $2,122,796.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

22

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

23

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

24

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

25

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

26

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Mid Cap Index Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Mid Cap Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Mid Cap Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Mid Cap Index Fund (Class 2 Shares) (the “Fund”) returned 19.52%. That compared to a 20.74% total return for its benchmark, the S&P MidCap 400 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of mid-cap stocks’ performance.*

U.S. equities started the year on a down note. Stock prices fell on fears of a global economic slowdown; cratering oil prices; and terrorist attacks in Istanbul, Jakarta and Pakistan. Volatility also increased as investors prepared for a possible interest rate increase by the Federal Reserve.

A rebound in oil prices in February helped fuel a recovery in domestic equity markets that continued into the second quarter. The stock rally suffered a brief downturn in June as investors were shocked by the United Kingdom’s vote to leave the European Union. However, investor concerns quickly eased and the second quarter ended on a strong note.

That upward momentum in domestic equity markets carried through to the second half of the reporting period, driven by a dovish Federal Reserve decision to keep rates unchanged. Stock prices also benefited from earnings releases that surpassed many analyst expectations.

In the fourth quarter, the U.S. economy continued to strengthen as shown by strong macroeconomic data and a tightening labor market. Improving conditions meant the Fed’s decision in December to raise rates by 25 basis points (0.25%) did not come as a big surprise. While many investors were shocked by Donald Trump’s election win, markets did not show the same type of volatility as seen following the Brexit vote in June; most major U.S. indexes posted solid gains in November.

From a sector perspective, materials, industrials, and utilities stocks generated the strongest returns in the Index. Most of the sectors contributed positively to Index returns in 2016.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a small positive impact on relative results.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Mid Cap Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s MidCap 400 Index (“S&P 400”) as closely as possible. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in a statistically selected sampling of equity securities of companies included in the S&P 400 and in derivative instruments linked to the S&P 400, primarily futures contracts.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Mid Cap Index Fund (Class 1 Shares)	10/14/16	—	—	—	9.00%*
AZL® Mid Cap Index Fund (Class 2 Shares)	5/1/09	19.52%	8.31%	14.60%	16.14%
S&P MidCap 400 Index	5/1/09	20.74%	9.04%	15.33%	17.02%
* Cumulative Return

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Mid Cap Index Fund (Class 1 Shares)	0.32%
AZL® Mid Cap Index Fund (Class 2 Shares)	0.57%

Expense Ratios are based on the current Fund prospectus dated August 31, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s MidCap 400 Index (“S&P 400”), which is the most widely used index for mid-sized companies. The S&P 400 covers 7% of the U.S. equities market, and is part of a series of S&P U.S. indices that can be used as building blocks for portfolio composition. The index is unmanaged and does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Mid Cap Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Mid Cap Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Mid Cap Index Fund, Class 1**	$1,000.00	$1,090.00	$0.67	0.31%
AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,110.00	$2.97	0.56%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Mid Cap Index Fund, Class 1	$1,000.00	$1,023.58	$1.58	0.31%
AZL Mid Cap Index Fund, Class 2	$1,000.00	$1,022.30	$2.85	0.56%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

**	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 76/366 to reflect the stub period from commencement of operations 10/17/2016 through 12/31/2016.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	18.6%
Financials	16.0
Industrials	14.5
Consumer Discretionary	11.3
Real Estate	10.2
Health Care	7.5
Materials	7.2
Utilities	5.3
Consumer Staples	4.4
Energy	3.9
Telecommunication Services	0.2

Total Common Stocks and Private Placements	99.1
Securities Held as Collateral for Securities on Loan	20.6
Money Market	0.9

Total Investment Securities	120.6
Net other assets (liabilities)	(20.6)

Net Assets	100.0%

3

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (97.9%):
Aerospace & Defense (2.1%):
79,574	BE Aerospace, Inc.	$4,789,559
34,752	Curtiss-Wright Corp.	3,418,207
22,950	Esterline Technologies Corp.*	2,047,140
36,095	Huntington Ingalls Industries, Inc.	6,648,338
40,454	KLX, Inc.*	1,824,880
45,795	Orbital ATK, Inc.	4,017,595
27,403	Teledyne Technologies, Inc.*	3,370,569
36,685	Triumph Group, Inc.^	972,153

		27,088,441

Airlines (0.4%):
246,924	JetBlue Airways Corp.*	5,536,036

Auto Components (0.5%):
107,198	Dana Holding Corp.	2,034,618
217,718	Gentex Corp.^	4,286,867

		6,321,485

Automobiles (0.3%):
37,014	Thor Industries, Inc.	3,703,251

Banks (7.2%):
116,572	Associated Banc-Corp.	2,879,328
68,135	BancorpSouth, Inc.	2,115,592
33,693	Bank of Hawaii Corp.^	2,988,232
70,504	Bank of the Ozarks, Inc.^	3,707,805
59,080	Cathay General Bancorp	2,246,812
54,469	Chemical Financial Corp.	2,950,586
68,046	Commerce Bancshares, Inc.^	3,933,739
43,591	Cullen/Frost Bankers, Inc.^	3,846,034
110,692	East West Bancorp, Inc.	5,626,474
165,323	F.N.B. Corp.	2,650,128
182,803	First Horizon National Corp.^	3,657,888
137,270	Fulton Financial Corp.	2,580,676
63,950	Hancock Holding Co.	2,756,245
46,514	International Bancshares Corp.	1,897,771
54,777	MB Financial, Inc.	2,587,118
93,931	PacWest Bancorp	5,113,604
59,800	PrivateBancorp, Inc.	3,240,562
54,385	Prosperity Bancshares, Inc.^	3,903,755
41,833	Signature Bank*	6,283,317
39,973	SVB Financial Group*	6,861,766
95,942	Synovus Financial Corp.	3,941,297
135,517	TCF Financial Corp.	2,654,778
52,022	Trustmark Corp.^	1,854,584
33,575	UMB Financial Corp.^	2,589,304
173,411	Umpqua Holdings Corp.	3,256,659
201,630	Valley National Bancorp^	2,346,973
72,338	Webster Financial Corp.^	3,926,507

		92,397,534

Beverages (0.1%):
7,287	Boston Beer Co., Inc. (The), Class A*^	1,237,697

Biotechnology (0.4%):
33,181	United Therapeutics Corp.*^	4,759,151

Building Products (0.8%):
112,394	A.O. Smith Corp.	5,321,855
30,227	Lennox International, Inc.^	4,629,870

		9,951,725

Shares		Fair Value
Common Stocks, continued
Capital Markets (3.5%):
63,400	CBOE Holdings, Inc.^	$4,684,626
88,551	Eaton Vance Corp.^	3,708,516
31,171	FactSet Research Systems, Inc.^	5,094,277
25,410	Federated Investors, Inc., Class B^	718,595
114,855	Janus Capital Group, Inc.	1,524,126
70,952	Legg Mason, Inc.	2,122,174
29,372	MarketAxess Holdings, Inc.	4,315,334
73,337	MSCI, Inc., Class A	5,777,488
97,814	Raymond James Financial, Inc.	6,775,575
104,910	SEI Investments Co.	5,178,358
52,649	Stifel Financial Corp.*	2,629,818
68,616	Waddell & Reed Financial, Inc., Class A^	1,338,698
88,297	WisdomTree Investments, Inc.^	983,629

		44,851,214

Chemicals (2.8%):
48,390	Ashland Global Holdings, Inc.	5,288,543
48,960	Cabot Corp.	2,474,438
26,521	Minerals Technologies, Inc.	2,048,747
7,327	NewMarket Corp.	3,105,476
127,679	Olin Corp.^	3,269,859
66,329	PolyOne Corp.	2,125,181
104,338	RPM International, Inc.	5,616,515
34,998	Scotts Miracle-Gro Co. (The)^	3,344,059
35,188	Sensient Technologies Corp.	2,765,073
56,781	Valspar Corp. (The)	5,883,080

		35,920,971

Commercial Services & Supplies (1.3%):
41,454	Clean Harbors, Inc.*^	2,306,915
79,796	Copart, Inc.*	4,421,497
38,002	Deluxe Corp.^	2,721,323
44,356	Herman Miller, Inc.	1,516,975
32,862	HNI Corp.	1,837,643
24,357	MSA Safety, Inc.	1,688,671
75,753	Rollins, Inc.^	2,558,936

		17,051,960

Communications Equipment (1.5%):
148,348	ARRIS International plc*	4,469,724
311,690	Brocade Communications Systems, Inc.	3,893,008
104,816	Ciena Corp.*^	2,558,559
27,005	InterDigital, Inc.	2,466,907
70,485	NetScout Systems, Inc.*	2,220,278
24,969	Plantronics, Inc.	1,367,302
39,404	ViaSat, Inc.*^	2,609,333

		19,585,111

Construction & Engineering (1.2%):
120,895	Aecom Technology Corp.*	4,395,742
23,226	Dycom Industries, Inc.*^	1,864,816
45,819	Emcor Group, Inc.	3,242,152
30,110	Granite Construction, Inc.	1,656,050
107,837	KBR, Inc.	1,799,800
17,810	Valmont Industries, Inc.	2,509,429

		15,467,989

Construction Materials (0.3%):
36,582	Eagle Materials, Inc., Class A	3,604,424

Continued

4

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Consumer Finance (0.3%):
335,671	SLM Corp.*	$3,699,094

Containers & Packaging (1.7%):
49,383	AptarGroup, Inc.^	3,627,181
73,586	Bemis Co., Inc.^	3,518,883
20,061	Greif, Inc., Class A	1,029,330
124,693	Owens-Illinois, Inc.*	2,170,905
72,708	Packaging Corp. of America	6,167,092
28,869	Silgan Holdings, Inc.^	1,477,515
78,225	Sonoco Products Co.	4,122,458

		22,113,364

Distributors (0.3%):
32,543	Pool Corp.	3,395,537

Diversified Consumer Services (0.7%):
47,051	DeVry Education Group, Inc.	1,467,991
3,710	Graham Holdings Co., Class B	1,899,335
148,943	Service Corp. International	4,229,981
37,166	Sotheby’s*^	1,481,437

		9,078,744

Electric Utilities (1.9%):
168,362	Great Plains Energy, Inc.	4,604,701
86,235	Hawaiian Electric Industries, Inc.	2,851,791
39,977	IDACORP, Inc.	3,220,147
155,497	OGE Energy Corp.^	5,201,375
63,549	PNM Resources, Inc.	2,179,731
110,351	Westar Energy, Inc.	6,218,279

		24,276,024

Electrical Equipment (0.8%):
33,547	EnerSys	2,620,021
40,176	Hubbell, Inc.	4,688,539
35,345	Regal-Beloit Corp.	2,447,641

		9,756,201

Electronic Equipment, Instruments & Components (4.0%):
69,962	Arrow Electronics, Inc.*	4,988,291
99,618	Avnet, Inc.	4,742,813
31,448	Belden, Inc.	2,351,367
64,712	Cognex Corp.	4,116,977
28,348	IPG Photonics Corp.*^	2,798,231
146,261	Jabil Circuit, Inc.^	3,461,998
130,707	Keysight Technologies, Inc.*	4,779,955
65,522	Knowles Corp.*^	1,094,873
17,265	Littlelfuse, Inc.	2,620,309
83,398	National Instruments Corp.	2,570,326
22,933	SYNNEX Corp.	2,775,352
26,714	Tech Data Corp.*	2,262,142
190,199	Trimble Navigation, Ltd.*	5,734,499
84,153	VeriFone Systems, Inc.*	1,492,033
97,854	Vishay Intertechnology, Inc.^	1,585,235
39,933	Zebra Technologies Corp., Class A*^	3,424,654

		50,799,055

Energy Equipment & Services (1.6%):
50,050	Diamond Offshore Drilling, Inc.*^	885,885
30,092	Dril-Quip, Inc.*^	1,807,025
240,249	Ensco plc, Class A, ADR^	2,335,220
222,594	Nabors Industries, Ltd.	3,650,542

Shares		Fair Value
Common Stocks, continued
Energy Equipment & Services, continued
200,956	Noble Corp. plc	$1,189,660
74,867	Oceaneering International, Inc.	2,111,998
37,598	Oil States International, Inc.*	1,466,322
111,505	Patterson-UTI Energy, Inc.^	3,001,714
100,974	Rowan Cos. plc, Class A*^	1,907,399
112,827	Superior Energy Services, Inc.^	1,904,520

		20,260,285

Equity Real Estate Investment Trusts (9.9%):
61,782	Alexandria Real Estate Equities, Inc.	6,865,834
103,190	American Campus Communities, Inc.^	5,135,766
67,958	Camden Property Trust	5,713,229
67,670	Care Capital Properties, Inc.	1,691,750
110,760	Communications Sales & Leasing, Inc.^	2,814,412
91,074	Corecivic, Inc.	2,227,670
76,141	Corporate Office Properties Trust	2,377,122
273,491	Cousins Properties, Inc.^	2,327,408
71,107	DCT Industrial Trust, Inc.	3,404,603
112,130	Douglas Emmett, Inc.	4,099,473
275,669	Duke Realty Corp.	7,321,770
58,214	Education Realty Trust, Inc.^	2,462,452
49,884	EPR Properties	3,580,175
73,876	Equity One, Inc.	2,267,254
92,646	First Industrial Realty Trust, Inc.	2,598,720
91,014	Healthcare Realty Trust, Inc.	2,759,544
78,599	Highwoods Properties, Inc.	4,009,335
89,306	Hospitality Properties Trust	2,834,572
72,171	Kilroy Realty Corp.	5,284,361
64,634	Lamar Advertising Co., Class A^	4,345,990
89,469	LaSalle Hotel Properties^	2,726,120
114,994	Liberty Property Trust	4,542,263
36,745	Life Storage, Inc.	3,132,879
71,491	Mack-Cali Realty Corp.^	2,074,669
251,895	Medical Properties Trust, Inc.^	3,098,309
114,908	National Retail Properties, Inc.^	5,078,934
152,554	Omega Healthcare Investors, Inc.^	4,768,838
31,515	Potlatch Corp.	1,312,600
76,684	Quality Care Properties*	1,188,602
97,002	Rayonier, Inc.	2,580,253
81,324	Regency Centers Corp.	5,607,290
182,954	Senior Housing Properties Trust	3,463,319
76,085	Tanger Factory Outlet Centers, Inc.	2,722,321
47,494	Taubman Centers, Inc.	3,511,231
73,722	Urban Edge Properties^	2,028,092
148,964	Washington Prime Group, Inc.	1,550,715
92,902	Weingarten Realty Investors	3,324,963

		126,832,838

Food & Staples Retailing (0.6%):
30,563	Casey’s General Stores, Inc.^	3,633,329
104,487	Sprouts Farmers Market, Inc.*^	1,976,894
39,101	United Natural Foods, Inc.*^	1,865,900

		7,476,123

Food Products (3.1%):
73,046	Dean Foods Co.^	1,590,942
142,522	Flowers Foods, Inc.^	2,846,164
79,656	Hain Celestial Group, Inc.*	3,108,974

Continued

5

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food Products, continued
56,297	Ingredion, Inc.	$7,034,873
108,765	Lamb Weston Holding, Inc.*	4,116,755
15,459	Lancaster Colony Corp.	2,185,748
50,818	Post Holdings, Inc.*^	4,085,259
67,930	Snyders-Lance, Inc.^	2,604,436
15,373	Tootsie Roll Industries, Inc.	611,077
44,518	TreeHouse Foods, Inc.*^	3,213,754
137,697	WhiteWave Foods Co., Class A*	7,655,954

		39,053,936

Gas Utilities (2.1%):
80,706	Atmos Energy Corp.	5,984,350
66,997	National Fuel Gas Co.^	3,794,710
68,322	New Jersey Resources Corp.^	2,425,431
41,197	ONE Gas, Inc.	2,634,960
37,398	Southwest Gas Corp.	2,865,435
134,913	UGI Corp.	6,216,791
40,337	WGL Holdings, Inc.	3,076,906

		26,998,583

Health Care Equipment & Supplies (3.8%):
31,673	ABIOMED, Inc.*	3,568,914
58,385	Align Technology, Inc.*	5,612,550
55,404	Globus Medical, Inc., Class A*^	1,374,573
34,179	Halyard Health, Inc.*^	1,263,939
47,372	Hill-Rom Holdings, Inc.	2,659,464
69,397	IDEXX Laboratories, Inc.*	8,138,187
34,782	LivaNova plc*^	1,564,147
39,017	NuVasive, Inc.*^	2,628,185
109,647	ResMed, Inc.^	6,803,597
66,969	STERIS plc	4,513,040
34,422	Teleflex, Inc.^	5,547,105
57,192	West Pharmaceutical Services, Inc.	4,851,597

		48,525,298

Health Care Providers & Services (1.8%):
70,896	HealthSouth Corp.^	2,923,751
32,043	LifePoint Hospitals, Inc.*^	1,820,042
72,155	MEDNAX, Inc.*^	4,809,852
31,863	Molina Healthcare, Inc.*^	1,728,886
49,454	Owens & Minor, Inc.^	1,745,232
61,784	Tenet Healthcare Corp.*	916,875
63,222	VCA Antech, Inc.*	4,340,190
34,447	WellCare Health Plans, Inc.*	4,721,995

		23,006,823

Health Care Technology (0.1%):
145,760	Allscripts Healthcare Solutions, Inc.*	1,488,210

Hotels, Restaurants & Leisure (2.7%):
39,641	Brinker International, Inc.^	1,963,419
14,095	Buffalo Wild Wings, Inc.*	2,176,268
35,125	Cheesecake Factory, Inc. (The)	2,103,285
10,206	Churchill Downs, Inc.	1,535,493
19,069	Cracker Barrel Old Country Store, Inc.^	3,184,142
37,452	Domino’s Pizza, Inc.	5,963,855
71,815	Dunkin’ Brands Group, Inc.^	3,765,979
20,055	International Speedway Corp., Class A	738,024
25,555	Jack in the Box, Inc.	2,852,960

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
17,151	Panera Bread Co., Class A*^	$3,517,499
21,298	Papa John’s International, Inc.^	1,822,683
49,146	Texas Roadhouse, Inc.	2,370,803
160,108	Wendy’s Co. (The)^	2,164,660

		34,159,070

Household Durables (1.5%):
58,404	CalAtlantic Group, Inc.^	1,986,320
22,344	Helen of Troy, Ltd.*	1,886,951
66,525	KB Home^	1,051,760
2,757	NVR, Inc.*	4,601,434
38,011	Tempur Sealy International, Inc.*^	2,595,391
117,154	Toll Brothers, Inc.*	3,631,774
114,127	TRI Pointe Homes, Inc.*^	1,310,178
40,141	Tupperware Brands Corp.^	2,112,219

		19,176,027

Household Products (0.2%):
49,294	Energizer Holdings, Inc.	2,199,005

Industrial Conglomerates (0.4%):
50,279	Carlisle Cos., Inc.	5,545,271

Insurance (4.3%):
7,325	Alleghany Corp.*	4,454,479
56,763	American Financial Group, Inc.	5,001,956
29,081	Aspen Insurance Holdings, Ltd.	1,599,455
90,120	Brown & Brown, Inc.	4,042,783
134,925	CNO Financial Group, Inc.	2,583,814
50,222	Endurance Specialty Holdings, Ltd.	4,640,512
21,432	Everest Re Group, Ltd.	4,637,885
85,595	First American Financial Corp.	3,135,345
283,731	Genworth Financial, Inc., Class A*	1,081,015
33,484	Hanover Insurance Group, Inc. (The)	3,047,379
38,657	Kemper Corp.	1,712,505
8,494	Mercury General Corp.^	511,424
190,530	Old Republic International Corp.	3,620,070
35,801	Primerica, Inc.^	2,475,639
49,708	Reinsurance Group of America, Inc.	6,254,757
11,228	RenaissanceRe Holdings, Ltd.^	1,529,478
75,837	W.R. Berkley Corp.	5,043,919

		55,372,415

Internet & Direct Marketing Retail (0.1%):
24,409	HSN, Inc.	837,229

Internet Software & Services (0.4%):
37,096	comScore, Inc.*^	1,171,492
37,330	j2 Global, Inc.^	3,053,594
28,456	WebMD Health Corp.*	1,410,564

		5,635,650

IT Services (3.8%):
58,169	Acxiom Corp.*	1,558,929
92,757	Broadridge Financial Solutions, Inc.	6,149,789
107,803	Computer Sciences Corp.	6,405,654
76,655	Convergys Corp.	1,882,647
68,484	CoreLogic, Inc.*	2,522,266
25,311	DST Systems, Inc.	2,712,074
64,274	Gartner, Inc.*	6,496,173
60,915	Jack Henry & Associates, Inc.	5,408,034

Continued

6

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
IT Services, continued
111,201	Leidos Holdings, Inc.	$5,686,819
50,651	Maximus, Inc.^	2,825,819
12,323	NeuStar, Inc., Class A*	411,588
35,297	Science Applications International Corp.	2,993,186
30,209	WEX, Inc.*	3,371,324

		48,424,302

Leisure Products (0.7%):
70,417	Brunswick Corp.	3,840,543
45,882	Polaris Industries, Inc.^	3,780,218
47,212	Vista Outdoor, Inc.*	1,742,123

		9,362,884

Life Sciences Tools & Services (0.9%):
16,419	Bio-Rad Laboratories, Inc., Class A*	2,992,855
29,556	Bio-Techne Corp.	3,039,244
37,470	Charles River Laboratories International, Inc.*	2,854,839
41,850	PAREXEL International Corp.*	2,750,382

		11,637,320

Machinery (4.9%):
53,146	AGCO Corp.^	3,075,028
36,985	CLARCOR, Inc.	3,050,153
38,792	Crane Co.	2,797,679
101,058	Donaldson Co., Inc.^	4,252,521
42,844	Graco, Inc.	3,559,908
59,482	IDEX Corp.	5,356,949
69,648	ITT, Inc.	2,686,323
73,481	Joy Global, Inc.	2,057,468
60,747	Kennametal, Inc.	1,898,951
48,272	Lincoln Electric Holdings, Inc.	3,701,014
40,099	Nordson Corp.	4,493,093
56,244	OshKosh Corp.	3,633,925
83,412	Terex Corp.	2,629,980
53,726	Timken Co.	2,132,922
85,454	Toro Co.	4,781,151
118,584	Trinity Industries, Inc.^	3,291,892
68,703	Wabtec Corp.^	5,703,724
41,907	Woodward, Inc.	2,893,678

		61,996,359

Marine (0.2%):
42,670	Kirby Corp.*^	2,837,555

Media (1.3%):
46,839	AMC Networks, Inc., Class A*^	2,451,553
3,724	Cable One, Inc.	2,315,323
83,561	Cinemark Holdings, Inc.	3,205,399
33,541	John Wiley & Sons, Inc., Class A	1,827,985
99,705	Live Nation, Inc.*^	2,652,153
29,414	Meredith Corp.^	1,739,838
88,408	New York Times Co. (The), Class A	1,175,826
74,135	Time, Inc.	1,323,310

		16,691,387

Metals & Mining (2.1%):
80,145	Allegheny Technologies, Inc.^	1,276,710
35,052	Carpenter Technology Corp.^	1,267,831
92,166	Commercial Metals Co.	2,007,375
26,836	Compass Minerals International, Inc.^	2,102,601

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
56,600	Reliance Steel & Aluminum Co.	$4,501,964
51,338	Royal Gold, Inc.	3,252,262
189,785	Steel Dynamics, Inc.	6,752,550
130,478	United States Steel Corp.	4,307,079
33,072	Worthington Industries, Inc.^	1,568,936

		27,037,308

Multiline Retail (0.3%):
35,399	Big Lots, Inc.^	1,777,384
234,972	J.C. Penney Co., Inc.*^	1,952,617

		3,730,001

Multi-Utilities (1.0%):
42,111	Black Hills Corp.	2,583,089
151,985	MDU Resources Group, Inc.^	4,372,609
38,501	NorthWestern Corp.^	2,189,552
65,603	Vectren Corp.	3,421,196

		12,566,446

Oil, Gas & Consumable Fuels (2.3%):
134,196	CONSOL Energy, Inc.	2,446,393
325,322	Denbury Resources, Inc.*^	1,197,185
74,460	Energen Corp.*	4,294,108
118,851	Gulfport Energy Corp.*	2,571,936
137,605	HollyFrontier Corp.^	4,507,940
182,723	QEP Resources, Inc.*	3,363,930
74,139	SM Energy Co.	2,556,313
60,784	Western Refining, Inc.	2,300,674
55,964	World Fuel Services Corp.	2,569,307
259,938	WPX Energy, Inc.*	3,787,297

		29,595,083

Paper & Forest Products (0.3%):
50,518	Domtar Corp.^	1,971,718
108,184	Louisiana-Pacific Corp.*	2,047,923

		4,019,641

Personal Products (0.4%):
331,525	Avon Products, Inc.*	1,670,886
45,528	Edgewell Personal Care Co.*^	3,323,089

		4,993,975

Pharmaceuticals (0.5%):
67,284	Akorn, Inc.*^	1,468,810
96,737	Catalent, Inc.*	2,608,029
42,015	Prestige Brands Holdings, Inc.*	2,188,982

		6,265,821

Professional Services (0.6%):
25,567	CEB, Inc.	1,549,360
34,261	FTI Consulting, Inc.*	1,544,486
52,406	Manpower, Inc.	4,657,321

		7,751,167

Real Estate Management & Development (0.4%):
34,260	Alexander & Baldwin, Inc.	1,537,246
35,634	Jones Lang LaSalle, Inc.	3,600,460

		5,137,706

Road & Rail (1.1%):
69,651	Avis Budget Group, Inc.*	2,554,799
47,160	Genesee & Wyoming, Inc., Class A*	3,273,376

Continued

7

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
32,991	Landstar System, Inc.	$2,814,132
54,131	Old Dominion Freight Line, Inc.*	4,643,898
36,533	Werner Enterprises, Inc.^	984,564

		14,270,769

Semiconductors & Semiconductor Equipment (2.8%):
577,384	Advanced Micro Devices, Inc.*	6,547,534
49,727	Cirrus Logic, Inc.*	2,811,565
76,092	Cree, Inc.*^	2,008,068
240,253	Cypress Semiconductor Corp.^	2,748,494
100,805	Integrated Device Technology, Inc.*	2,374,966
103,850	Intersil Corp., Class A	2,315,855
86,654	Microsemi Corp.*	4,676,716
29,422	Monolithic Power Systems, Inc.^	2,410,544
31,151	Silicon Laboratories, Inc.*	2,024,815
26,327	Synaptics, Inc.*^	1,410,601
156,009	Teradyne, Inc.	3,962,629
85,875	Versum Materials, Inc.*	2,410,511

		35,702,298

Software (4.2%):
88,030	ACI Worldwide, Inc.*	1,597,745
67,359	ANSYS, Inc.*	6,230,034
223,481	Cadence Design Systems, Inc.*	5,636,191
116,264	CDK Global, Inc.	6,939,797
31,172	CommVault Systems, Inc.*	1,602,241
24,424	Fair Isaac Corp.	2,911,829
110,718	Fortinet, Inc.*	3,334,826
54,668	Manhattan Associates, Inc.*	2,899,044
83,943	Mentor Graphics Corp.	3,096,657
88,195	PTC, Inc.*	4,080,783
117,675	Synopsys, Inc.*	6,926,351
25,644	Tyler Technologies, Inc.*^	3,661,194
22,699	Ultimate Software Group, Inc. (The)*^	4,139,163

		53,055,855

Specialty Retail (2.1%):
51,170	Aaron’s, Inc.^	1,636,928
134,171	American Eagle Outfitters, Inc.^	2,035,374
40,664	Cabela’s, Inc., Class A*	2,380,877
104,821	Chico’s FAS, Inc.	1,508,374
59,799	CST Brands, Inc.	2,879,322
68,104	Dick’s Sporting Goods, Inc.	3,616,322
81,243	GameStop Corp., Class A^	2,052,198
29,006	Murphy U.S.A., Inc.*^	1,782,999
407,690	Office Depot, Inc.	1,842,759
28,685	Restoration Hardware Holdings, Inc.*^	880,630
113,428	Sally Beauty Holdings, Inc.*^	2,996,768
64,029	Williams-Sonoma, Inc.^	3,098,363

		26,710,914

Technology Hardware, Storage & Peripherals (0.5%):
77,509	3D Systems Corp.*^	1,030,095
56,830	Diebold, Inc.^	1,429,275

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals, continued
95,285	NCR Corp.*	$3,864,759

		6,324,129

Textiles, Apparel & Luxury Goods (0.8%):
38,798	Carter’s, Inc.	3,351,758
24,528	Deckers Outdoor Corp.*^	1,358,606
31,737	Fossil Group, Inc.*^	820,719
93,998	Kate Spade & Co.*	1,754,943
103,351	Skechers U.S.A., Inc., Class A*	2,540,368

		9,826,394

Thrifts & Mortgage Finance (0.7%):
377,756	New York Community Bancorp, Inc.^	6,010,098
71,247	Washington Federal, Inc.	2,447,334

		8,457,432

Trading Companies & Distributors (0.8%):
31,932	GATX Corp.^	1,966,373
35,369	MSC Industrial Direct Co., Inc., Class A	3,267,741
79,548	NOW, Inc.*^	1,628,348
19,692	Watsco, Inc.	2,916,779

		9,779,241

Water Utilities (0.3%):
138,291	Aqua America, Inc.	4,154,262

Wireless Telecommunication Services (0.2%):
72,955	Telephone & Data Systems, Inc.	2,106,211

Total Common Stocks (Cost $1,048,312,857)		1,249,596,231

Private Placements (1.2%):
Internet & Direct Marketing Retail (0.1%):
$37,815	Flipkart, Series D, 0.00%(a)	1,821,927

Internet Software & Services (0.9%):
76,914	Airbnb, Inc., Series D, 0.00%(a)	7,527,573
245,606	Dropbox, Inc., 0.00%*(a)(b)	2,674,649
33,446	Peixe Urbano, Inc., 0.00%*(a)	—
116,948	Survey Monkey, Inc., 0.00%*(a)(b)	1,189,361

		11,391,583

Software (0.2%):
229,712	Palantir Technologies, Inc., Series G, 0.00%*(a)(b)	1,858,371
67,672	Palantir Technologies, Inc., Series H, 0.00%*(a)(b)	547,466
67,672	Palantir Technologies, Inc., Series H-1, 0.00%*(a)(b)	547,466

		2,953,303

Total Private Placements (Cost $10,424,499)		16,166,813

Securities Held as Collateral for Securities on Loan (20.6%):
263,052,609	AZL Mid Cap Index Fund Securities Lending Collateral Account(c)	263,052,609

Total Securities Held as Collateral for Securities on Loan (Cost $263,052,609)		263,052,609

Continued

8

AZL Mid Cap Index Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (0.9%):
$10,964,972	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(d)	$10,964,972

Total Unaffiliated Investment Company (Cost $10,964,972)		10,964,972

Total Investment Securities (Cost $1,332,754,937)(e) — 120.6%		1,539,780,625
Net other assets (liabilities) — (20.6)%		(262,929,825)

Net Assets — 100.0%		$1,276,850,800

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $255,955,049.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 1.27% of the net assets of the fund.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.53% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(d)	The rate represents the effective yield at December 31, 2016.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or rounds to less than $1.

Futures Contracts

Cash of $510,000 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P Midcap 400 E-Mini March Futures	Long	3/17/17	76	$12,609,160	$(119,755)

See accompanying notes to the financial statements.

9

AZL Mid Cap Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$1,332,754,937

Investment securities, at value*	$1,539,780,625
Segregated cash for collateral	510,000
Interest and dividends receivable	1,674,095
Receivable for capital shares issued	8,161
Receivable for variation margin on futures contracts	7,590
Receivable for investments sold	571,932
Reclaims receivable	9,079
Prepaid expenses	5,874

Total Assets	1,542,567,356

Liabilities:
Foreign currency, at value (cost $1)	1
Payable for capital shares redeemed	1,863,001
Payable for collateral received on loaned securities	263,052,609
Payable for variation margin on futures contracts	60,609
Manager fees payable	274,255
Administration fees payable	22,952
Distribution fees payable	262,670
Custodian fees payable	15,982
Administrative and compliance services fees payable	3,454
Trustee fees payable	2,623
Other accrued liabilities	158,400

Total Liabilities	265,716,556

Net Assets	$1,276,850,800

Net Assets Consist of:
Capital	$1,008,936,371
Accumulated net investment income/(loss)	5,728,469
Accumulated net realized gains/(losses) from investment transactions	55,458,478
Net unrealized appreciation/(depreciation) on investments	206,727,482

Net Assets	$1,276,850,800

Class 1
Net Assets	$54,300,265
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,980,585
Net Asset Value (offering and redemption price per share)	$10.90

Class 2
Net Assets	$1,222,550,535
Shares of beneficial interest (unlimited number of shares authorized, no par value)	56,985,665
Net Asset Value (offering and redemption price per share)	$21.45

*	Includes securities on loan of $255,955,049.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$9,150,580
Income from securities lending	516,335
Foreign tax reclaims received	1,617

Total Investment Income	9,668,532

Expenses:
Manager fees	1,418,487
Administration fees	139,646
Distribution fees — Class 2	1,390,894
Custodian fees	16,517
Administrative and compliance services fees	4,333
Trustee fees	13,431
Professional fees	32,167
Shareholder reports	27,767
Other expenses	138,414

Total expenses	3,181,656

Net Investment Income/(Loss)	6,486,876

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	63,293,385
Net realized gains/(losses) on futures contracts	3,423,786
Change in net unrealized appreciation/depreciation on investments	79,261,381

Net Realized/Unrealized Gains/(Losses) on Investments	145,978,552

Change in Net Assets Resulting From Operations	$152,465,428

See accompanying notes to the financial statements.

10

Statements of Changes in Net Assets

	AZL Mid Cap Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$6,486,876	$4,347,410
Net realized gains/(losses) on investment transactions	66,717,171	58,625,808
Change in unrealized appreciation/depreciation on investments	79,261,381	(65,603,021)

Change in net assets resulting from operations	152,465,428	(2,629,803)

Distributions to Shareholders:
From net investment income:
Class 1*	—
Class 2	(4,261,287)	(4,559,575)
From net realized gains:
Class 1*	—
Class 2	(57,736,235)	(25,937,606)

Change in net assets resulting from distributions to shareholders	(61,997,522)	(30,497,181)

Capital Transactions:
Class 1*
Proceeds from shares issued	51,600,599
Value of shares redeemed	(1,868,942)

Total Class 1 Shares	49,731,657

Class 2
Proceeds from shares issued	392,352,971	60,095,979
Proceeds from shares issued in merger	371,150,604	—
Proceeds from dividends reinvested	61,997,522	30,497,181
Value of shares redeemed	(94,941,552)	(205,814,061)

Total Class 2 Shares	730,559,545	(115,220,901)

Change in net assets resulting from capital transactions	780,291,202	(115,220,901)

Change in net assets	870,759,108	(148,347,885)
Net Assets:
Beginning of period	406,091,692	554,439,577

End of period	$1,276,850,800	$406,091,692

Accumulated net investment income/(loss)	$5,728,469	$4,347,882

Share Transactions:
Class 1*
Shares issued	5,159,658
Shares redeemed	(179,073)

Total Class 1 Shares	4,980,585

Class 2
Shares issued	19,931,749	2,584,482
Shares issued in merger	19,109,902	—
Dividends reinvested	3,156,696	1,434,486
Shares redeemed	(4,459,133)	(8,374,607)

Total Class 2 Shares	37,739,214	(4,355,639)

Change in shares	42,719,799	(4,355,639)

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

11

AZL Mid Cap Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016		2015	2014	2013	2012
Class 1*
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.78

Total from Investment Activities	0.90

Net Asset Value, End of Period	$10.90

Total Return(a)	9.00	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$54,300
Net Investment Income/(Loss)(c)	1.26%
Expenses Before Reductions(c)(d)	0.31%
Expenses Net of Reductions(c)	0.31%
Portfolio Turnover Rate(e)	86	%(f)
Class 2
Net Asset Value, Beginning of Period	$21.10		$23.49	$22.43	$17.27	$15.10

Investment Activities:
Net Investment Income/(Loss)	0.13		0.30	0.19	0.14	0.14
Net Realized and Unrealized Gains/(Losses) on Investments	3.67		(0.91)	1.85	5.47	2.45

Total from Investment Activities	3.80		(0.61)	2.04	5.61	2.59

Dividends to Shareholders From:
Net Investment Income	(0.24)		(0.27)	(0.16)	(0.14)	(0.07)
Net Realized Gains	(3.21)		(1.51)	(0.82)	(0.31)	(0.35)

Total Dividends	(3.45)		(1.78)	(0.98)	(0.45)	(0.42)

Net Asset Value, End of Period	$21.45		$21.10	$23.49	$22.43	$17.27

Total Return(a)	19.52%		(2.67)%	9.21%	32.71%	17.22%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,222,550		$406,092	$554,440	$492,994	$311,979
Net Investment Income/(Loss)	1.14%		0.95%	0.88%	0.86%	1.04%
Expenses Before Reductions(d)	0.57%		0.57%	0.57%	0.58%	0.60%
Expenses Net of Reductions	0.57%		0.57%	0.57%	0.58%	0.60%
Portfolio Turnover Rate(e)	86	%(f)	26%	13%	12%	9%

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.
(b)	Not annualized.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

12

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Mid Cap Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

13

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $107.3 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $51,548 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions
Common Stocks	$262,296,875	$755,734	$—	$—	$263,052,609

Total Securities Lending Transactions	262,296,875	755,734	—	—	263,052,609

Total Borrowings	$262,296,875	$755,734	$—	$—	$263,052,609

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$263,052,609

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year, the Fund engaged in such affiliated transactions at the current market price.

The Fund is permitted to purchase and sell securities (“crosstrade”) from and to other Allianz Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Fund participated in following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Mid Cap Index Fund	$(22,202,874)	$42,965,519	$13,661,619

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements

14

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2016

of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $12.6 million as of December 31, 2016. The monthly average notional amount for these contracts was $15.9 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$119,755

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$3,423,786	$(121,446)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Mid Cap Index Fund Class 1	0.25%	0.46%
AZL Mid Cap Index Fund Class 2	0.25%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

15

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2016

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $5,917 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

16

AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2016

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$1,249,596,231	$—	$—	$1,249,596,231
Private Placements	—	—	16,166,813	16,166,813
Securities Held as Collateral for Securities on Loan	—	263,052,609	—	263,052,609
Unaffiliated Investment Company	10,964,972	—	—	10,964,972

Total Investment Securities	1,260,561,203	263,052,609	16,166,813	1,539,780,625

Other Financial Instruments:*
Futures Contracts	(119,755)	—	—	(119,755)

Total Investments	$1,260,441,448	$263,052,609	$16,166,813	$1,539,660,870

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Mid Cap Index Fund	$799,709,818	$503,939,591

6. Restricted Securities

A restricted security is a security which has been purchase through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2016 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Dropbox, Inc., 0.00%	5/1/12	2,023,261	245,606	2,674,649	0.21%
Palantir Technologies, Inc., Series G, 0.00%	7/19/12	702,919	229,712	1,858,371	0.15%
Palantir Technologies, Inc., Series H, 0.00%	10/25/13	237,529	67,672	547,466	0.04%
Palantir Technologies, Inc., Series H-1, 0.00%	10/25/13	237,529	67,672	547,466	0.04%
Survey Monkey, Inc., 0.00%	11/25/14	1,923,795	116,948	1,189,361	0.09%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

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AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2016

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $1,339,486,289. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$224,348,840
Unrealized (depreciation)	(24,054,504)

Net unrealized appreciation/(depreciation)	$200,294,336

Capital loss carry forwards (“CLCFs”) subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

During the year December 31, 2016, the Fund utilized $6,039,847 in capital loss carry forwards to offset capital gains.

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$5,707,139	$56,290,383	$61,997,522

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Mid Cap Index Fund	$6,629,568	$23,867,613	$30,497,181

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Mid Cap Index Fund	$5,728,468	$62,070,074	$—	$200,115,887	$267,914,429

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Acquisition of Funds

Effective as of the close of business October 28, 2016, the Fund acquired all of the net assets of the AZL MFS Mid Cap Value Fund (“MFS Fund”) and AZL Multi-Manager Mid Cap Growth Fund (“Multi-Manager Fund”), open-end management investment companies, pursuant to a plan of reorganization approved by the Board on June 14, 2016. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 19,109,902 shares of the Fund, valued at $371,150,604, for 14,455,985 shares of the MFS Fund and 22,531,620 shares of the Multi-Manager Fund outstanding as of close of business October 28, 2016, respectively.

The investment portfolios of the MFS Fund and the Multi-Manager Fund were the principal assets acquired by the Fund. At the close of business October 28, 2016, the MFS Fund investment portfolio had a fair value of $115,513,349 and identified cost of $103,862,645. At the close of business October 28, 2016, the Multi-Manager Fund investment portfolio had a fair value of $255,669,178 and identified cost of $225,762,772. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the MFS Fund and the Multi-Manager Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund’s net assets were $706,992,732. All fees and expenses incurred by the MFS Fund and Multi-Manager Fund and the Fund directly in connection with the plan of reorganization were borne equally by the Manager and, collectively, the MFS Fund and the Multi-Manager Fund, except that the expenses borne by the MFS Fund and the Multi-Manager Fund did not exceed $54,000 and $79,500, respectively, as provided by the plan of reorganization.

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AZL Mid Cap Index Fund

Notes to the Financial Statements

December 31, 2016

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income/(loss)	$10,972,258
Net realized/unrealized gains/(losses)	141,363,828

Change in net assets resulting from operations	$152,336,086

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the MFS Fund and the Multi-Manager Fund that have been included in the Fund’s statement of operations since October 29, 2016.

In the calculation of the portfolio turnover as presented in the Financial Highlights, the Fund excluded the cost of purchases and proceeds from sales of portfolio securities that occurred in the effort to realign a combined fund’s portfolio after the merger. The amounts of excluded purchases and sales are as follows:

Cost of purchases	$103,757,923
Proceeds from sales	—

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Mid Cap Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Mid Cap Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 56.61% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $56,290,383.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $1,445,843.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

26

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Moderate Index Strategy Fund

(formerly AZL® Invesco Equity and Income Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory Agreement

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Moderate Index Strategy Fund Review (unaudited)

(formerly AZL® Invesco Equity and Income Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Moderate Index Strategy Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Moderate Index Strategy Fund (the “Fund”) returned 8.91%. That compared to a 11.96%, 2.65% and 8.21% total return for its benchmarks, the S&P 500 Index1, Bloomberg Barclays U.S. Aggregate Bond Index1 and the Moderate Composite Index1, respectively.

Prior to October 14, 2016 the Fund was called the AZL Invesco Equity and Income Fund and was subadvised by Invesco Advisers, Inc. Effective October 14, 2016, the Fund’s name was changed to the AZL MVP Moderate Index Strategy Fund and Allianz Investment Management LLC (the “Manager”) assumed direct responsibility for the day-to-day management of the Fund’s assets.

Overall, 2016 brought a favorable economic backdrop for stocks. Major equity categories posted gains during the period under review, as U.S. economic growth remained steady, corporate earnings in most sectors proved robust, central banks in many major economies continued to pursue accommodative strategies, and merger activity increased. Even so, the path of equity returns was not linear. For example, global markets declined sharply following Britain’s June vote to leave the European Union, but stocks recovered quickly. Meanwhile, U.S. equities posted particularly strong gains during a year-end rally after Donald Trump’s victory in the U.S. presidential election. The S&P 500 Index gained 11.96% during the period while the MSCI EAFE Index2, burdened in part by the impact of a strengthening dollar, rose 1.00%.

Fixed-income markets were generally positive during the period under review. The U.S. Federal Reserve raised the federal funds rate for the second time in a decade and indicated that more rate hikes are likely in 2017. Spreads between U.S. Treasuries and corporate bonds tightened during the year, as investors searched for higher yields. The Bloomberg Barclays U.S. Aggregate Index gained 2.65% during the period under review.

The Fund outperformed its composite benchmark for the 12-month period under review. Most of this outperformance occurred in the first 10 months while the Fund was managed by the previous subadvisor. During this initial period, strong stock selection and underweight allocations in consumer discretionary and health care stocks were large contributors to the Fund’s performance relative to its composite benchmark. Stock selection and an overweight allocation to energy stocks also enhanced relative performance, as did stock selection in consumer staples.*

Under the previous subadvisor, weak stock selection within materials was a large detractor from relative performance. In particular, low exposure to metal mining companies hurt relative performance when these stocks rallied on rising metal prices. Additionally, stock selection within telecommunication services hampered relative performance, as did an overweight allocation to financial stocks, which performed poorly in the first half of 2016.*

The high-quality bonds and convertible bonds, including the Fund’s use of futures to gain exposure to U.S. Treasuries, in the fixed-income portion of the portfolio posted positive performance, but underperformed equities. As a result, these holdings detracted from the Fund’s performance relative to its composite benchmark.*

While managed by the previous subadvisor, the Fund made use of currency forward contracts for the purpose of hedging currency exposure to non-U.S.-based companies held in the portfolio. Derivatives were used solely for the purpose of hedging and not for speculative purposes or for leverage. The use of currency forward contracts had a positive impact on the Fund’s performance during the period, largely due to the strength of the U.S. dollar compared to the foreign currencies in which the Fund’s non-U.S. holdings were denominated.*

Following the changes which occurred on October 14, 2016 through December 31, 2016, the Fund had a total return of 2.04%, and performed in line with its composite benchmark (2.33% total return).

Allocations to small- and mid-cap U.S. equities supported relative returns as they collectively outperformed the larger stocks found in the S&P 500. The Fund’s relative performance was hurt by a strategic allocation to international equity as non-U.S. equity markets broadly lagged their domestic counterparts during the period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.
[2]	The MSCI EAFE Index is an unmanaged free float-adjusted market capitalization-weighted index that is designed to measure the equity market performance of developed markets, excluding the U.S. & Canada.

1

AZL® Moderate Index Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing primarily in a combination of five underlying index funds (the”Index Strategy Underlying Funds”), allocating 50% - 80% of its assets in the underlying equity index funds and 30% - 50% of its assets in the underlying bond index fund.

Investment Concerns

The Fund invests in underlying funds, so its investment performance is directly related to the performance of those underlying funds. Before investing, investors should assess the risks associated with and types of investments made by each of the underlying funds in which the Fund invests.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Stocks are more volatile and carry more risk and return potential than other forms of investments.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	1 Year	3 Year	5 Year	10 Year
AZL® Moderate Index Strategy Fund	8.91%	4.84%	9.96%	5.41%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	4.34%
Moderate Composite Index	8.21%	6.58%	9.68%	6.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Moderate Index Strategy Fund	1.06%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.05% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense and Acquired Fund Fees and Expenses), to 0.20% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

Acquired Fund Fees and Expenses are incurred indirectly by the Fund through the valuation of the Fund’s investments in the other investment companies. Accordingly, Acquired Fund Fees and Expenses affect the Fund’s total returns. Because these fees and expenses are not included in the Fund’s financial highlights, the Fund’s total annual fund operating expenses do not correlate to the ratios of expenses to average net assets shown in the financial highlights table. Without Acquired Fund Fees and Expenses the Fund’s gross ratio would be 0.45%.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Moderate Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Moderate Index Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Moderate Index Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Moderate Index Strategy Fund	$1,000.00	$1,070.60	$3.54	0.68%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Moderate Index Strategy Fund	$1,000.00	$1,021.70	$3.46	0.68%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Affiliated Investment Companies	100.1%

Total Investment Securities	100.1
Net other assets (liabilities)	(0.1)

Net Assets	100.0%

3

AZL Moderate Index Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Affiliated Investment Companies (100.1%):
3,239,153	AZL Mid Cap Index Fund, Class 2	$69,479,826
7,598,489	AZL International Index Fund, Class 2	107,138,700
26,023,268	AZL Enhanced Bond Index Fund	277,668,274
2,604,043	AZL Small Cap Stock Index Fund, Class 2	37,055,527
16,368,846	AZL S&P 500 Index Fund, Class 2	230,145,977

Total Affiliated Investment Company (Cost $702,906,562)		721,488,304

Total Investment Securities (Cost $702,906,562)(a) — 100.1%		721,488,304
Net other assets (liabilities) — (0.1)%		(554,656)

Net Assets — 100.0%		$720,933,648

Percentages indicated are based on net assets as of December 31, 2016.

(a)	See Federal Tax Information listed in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

4

AZL Moderate Index Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in affiliates, at cost	$702,906,562

Investments in affiliates, at value	$721,488,304
Interest and dividends receivable	22
Foreign currency, at value (cost $134,589)	130,891
Reclaims receivable	155,170
Prepaid expenses	6,451

Total Assets	721,780,838

Liabilities:
Cash overdraft	460,925
Payable for investments purchased	20,927
Payable for capital shares redeemed	267,876
Manager fees payable	30,720
Administration fees payable	15,608
Custodian fees payable	28,116
Administrative and compliance services fees payable	1,924
Trustee fees payable	1,461
Other accrued liabilities	19,633

Total Liabilities	847,190

Net Assets	$720,933,648

Net Assets Consist of:
Capital	$522,207,165
Accumulated net investment income/(loss)	15,434,325
Accumulated net realized gains/(losses) from investment transactions	164,719,798
Net unrealized appreciation/(depreciation) on investments	18,572,360

Net Assets	$720,933,648

Shares of beneficial interest (unlimited number of shares authorized, no par value)	46,390,756
Net Asset Value (offering and redemption price per share)	$15.54

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$16,348,743
Interest	6,881,622
Income from securities lending	848,186
Foreign withholding tax	(321,274)

Total Investment Income	23,757,277

Expenses:
Manager fees	7,975,911
Administration fees	327,261
Distribution fees	2,432,960
Custodian fees	55,511
Administrative and compliance services fees	19,643
Trustee fees	70,283
Professional fees	50,956
Shareholder reports	31,932
Other expenses	29,075

Total expenses before reductions	10,993,532
Less expenses voluntarily waived/reimbursed by the Manager	(1,506,142)

Net expenses	9,487,390

Net Investment Income/(Loss)	14,269,887

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	173,427,810
Net realized gains/(losses) from affiliated transactions	500,462
Net realized gains/(losses) on futures contracts	(3,563,863)
Net realized gains/(losses) on forward currency contracts	3,447,963
Change in net unrealized appreciation/depreciation on investments	(97,323,376)

Net Realized/Unrealized Gains/(Losses) on Investments	76,488,996

Change in Net Assets Resulting From Operations	$90,758,883

See accompanying notes to the financial statements.

5

Statements of Changes in Net Assets

	AZL Moderate Index Strategy Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$14,269,887	$16,132,512
Net realized gains/(losses) on investment transactions	173,812,372	43,069,085
Change in unrealized appreciation/depreciation on investments	(97,323,376)	(90,907,456)

Change in net assets resulting from operations	90,758,883	(31,705,859)

Distributions to Shareholders:
From net investment income	(23,360,750)	(28,472,229)
From net realized gains	(39,514,827)	(55,076,961)

Change in net assets resulting from distributions to shareholders	(62,875,577)	(83,549,190)

Capital Transactions:
Proceeds from shares issued	32,714,418	125,000,767
Proceeds from dividends reinvested	62,875,577	83,549,190
Value of shares redeemed	(685,045,161)	(127,884,154)

Change in net assets resulting from capital transactions	(589,455,166)	80,665,803

Change in net assets	(561,571,860)	(34,589,246)
Net Assets:
Beginning of period	1,282,505,508	1,317,094,754

End of period	$720,933,648	$1,282,505,508

Accumulated net investment income/(loss)	$15,434,325	$22,200,342

Share Transactions:
Shares issued	2,178,543	7,784,392
Dividends reinvested	4,163,946	5,607,328
Shares redeemed	(45,256,962)	(7,908,631)

Change in shares	(38,914,473)	5,483,089

See accompanying notes to the financial statements.

6

AZL Moderate Index Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$15.03	$16.50	$15.73	$12.73	$11.54

Investment Activities:
Net Investment Income/(Loss)	0.32	0.19	0.23	0.11	0.15
Net Realized and Unrealized Gains/(Losses) on Investments	1.00	(0.61)	1.10	3.02	1.22

Total from Investment Activities	1.32	(0.42)	1.33	3.13	1.37

Dividends to Shareholders From:
Net Investment Income	(0.30)	(0.36)	(0.13)	(0.13)	(0.18)
Net Realized Gains	(0.51)	(0.69)	(0.43)	—	—

Total Dividends	(0.81)	(1.05)	(0.56)	(0.13)	(0.18)

Net Asset Value, End of Period	$15.54	$15.03	$16.50	$15.73	$12.73

Total Return(a)	8.91%	(2.47)%	8.50%	24.67%	11.91%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$720,934	$1,282,506	$1,317,095	$1,072,014	$575,068
Net Investment Income/(Loss)	1.25%	1.22%	1.57%	1.20%	1.46%
Expenses Before Reductions(b)	0.96%	1.05%	1.05%	1.06%	1.07%
Expenses Net of Reductions	0.83%	0.96%	0.96%	0.97%	0.98%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	0.83%	0.96%	0.96%	0.97%	0.98%
Portfolio Turnover Rate	190%	117%	119%	52%	29%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

7

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Fund of Funds Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Moderate Index Strategy Fund (formerly, AZL Invesco Equity and Income Fund) (the “Fund”), and 22 are presented in separate reports.

The Fund is a “fund of funds,” which means that the Fund invests primarily in other mutual funds. Underlying Funds invest in stock, bonds, and other securities and reflect varying amounts of potential investment risk and reward. The Underlying Funds record their investments at fair value. Periodically, the Fund will adjust its asset allocation as it seeks to achieve its investment objective.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

8

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33  1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $164 million for the period ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $83,577 during the period ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the period ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The monthly average notional amount for these contracts was $46.1 million for the period ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Forward Currency Contracts

During the period ended December 31, 2016, the Fund entered into forward currency contracts in connection with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement

9

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The monthly average amount for these contracts was $49.8 million for the period ended December 31, 2016.

Summary of Derivative Instruments

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Unrealized Appreciation/ Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts / Change in unrealized appreciation/depreciation on investments	$(3,089,421)	$—

Foreign Exchange Risk Exposure

Foreign Currency Contracts	Net realized gains/(losses) on forward currency contracts / Change in unrealized appreciation/depreciation on investments	3,447,963	(652,289)

Foreign Contracts	Net realized gains/(losses) on futures contracts / Change in unrealized appreciation/depreciation on investments	1,365,202	—

Interest Rate Risk Exposure

Interest Rate Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	(1,839,644)	—

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018. Expenses incurred for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.”

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit**
AZL Moderate Index Strategy Fund	0.40%	0.20%

*	From January 1, 2016 through October 13, 2016, The Manager retained BlackRock as subadvisor and the annual rate due to the Manager was 0.75% of average daily net assets and voluntarily reduced the management fee to 0.70% on the first $100 million of assets, 0.675% on the next $100 million, and 0.65% on assets above $200 million. Effective October 14, 2016, the Manager retained Metropolitan West as subadvser and the annual rate due to the Manager decreased to 0.40% of average daily net assets and voluntarily reduced the management fee to 0.05% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

**	Limit in effect as of October 14, 2016. Prior to that date, the annual expense limit was 1.20%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the period can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain securities in which the Fund invests. At December 31, 2016, these investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated securities for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain(Loss)	Fair Value 12/31/2016	Dividend Income
AZL Mid Cap Index Fund, Class 2	$—	$65,293,628	$(2,763,420)	$156,746	$69,479,826	$—
AZL International Index Fund, Class 2	—	108,822,713	(2,712,047)	(36,535)	107,138,700	—
AZL Enhanced Bond Index Fund	—	291,208,346	(7,232,126)	(97,784)	277,668,274	—
AZL Small Cap Stock Index Fund, Class 2	—	32,646,814	(1,019,255)	62,277	37,055,527	—
AZL S&P 500 Index Fund, Class 2	—	228,786,658	(11,333,092)	415,758	230,145,977	—

	$—	$726,758,159	$(25,059,940)	$500,462	$721,488,304	$—

10

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services. Effective October 14, 2016, the Fund was no longer liable for this fee.

The Trust has adopted a distribution and service plan in conformance with Rule 12b-1 of the 1940 Act. Pursuant to this plan, the Fund is authorized to pay certain fees for the sale and distribution of its shares and services provided to its shareholders at an annual rate not to exceed 0.25% of the Fund’s average daily net assets. These fees are reflected on the Statement of Operations as “Distribution fees.”

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $13,506 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

During the year ended December 31, 2016, the Fund paid approximately $49 to affiliated broker/dealers of the Subadvisor on the execution of purchases and sales of the Fund’s portfolio investments.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Investments in other investment companies are valued at their published net asset value (“NAV”). Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). The investments utilizing Level 1 valuations represent investments in open-end investment companies.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Affiliated Investment Company	$721,488,304	$—	$721,488,304

Total Investments	$721,488,304	$—	$721,488,304

11

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Moderate Index Strategy Fund	$2,016,419,533	$2,547,980,866

For the year ended December 31, 2016, cost of purchases and proceeds from sales of long-term U.S. government securities included above were as follows:

	Purchases	Sales
AZL Moderate Index Strategy Fund	$1,116,812,225	$1,258,645,281

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $ 702,933,466. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$24,791,903
Unrealized (depreciation)	(6,237,065)

Net unrealized appreciation/(depreciation)	$18,554,838

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Moderate Index Strategy Fund	$23,360,750	$39,514,827	$62,875,577

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Moderate Index Strategy Fund	$32,498,489	$51,050,701	$83,549,190

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Moderate Index Strategy Fund	$30,962,487	$149,218,540	$—	$18,545,456	$198,726,483

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

12

AZL Moderate Index Strategy Fund

Notes to the Financial Statements

December 31, 2016

8. Ownership and Principal Holders

The beneficial ownership, either directly or indirectly, of more than 25% of the voting securities of a fund creates presumptions of control of the fund, under section 2 (a)(9) of the 1940 Act. As of December 31, 2016, the Fund had an individual shareholder account which is affiliated with the Investment Adviser representing ownership in excess of 90% of the Fund.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

13

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Moderate Index Strategy Fund (formerly, AZL Invesco Equity and Income Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the transfer agents of the underlying funds. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Moderate Index Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

14

Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 55.18% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $39,514,827.

15

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

16

Approval of Investment Advisory Agreements (Unaudited)

ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL Moderate Index Strategy Fund

(formerly, AZL Invesco Equity and Income Fund)

Approval of Investment Advisory Agreement (Unaudited)

Subject to the general supervision of the Board of Trustees and in accordance with the Fund’s investment objectives and restrictions, investment advisory services are provided to the Fund by Allianz Investment Management LLC (the “Manager”). The Manager manages the Fund pursuant to an investment management agreement (the “Management Agreement”) with the Trust in respect of the Fund. The Management Agreement provides that the Manager, subject to the supervision and approval of the Board of Trustees, is responsible for the management of the Fund. For management services, the Fund pays the Manager an investment advisory fee based upon the Fund’s average daily net assets. The Manager has contractually agreed to limit the expenses of the Fund by reimbursing the Fund if and when total Fund operating expenses exceed certain amounts until at least May 1, 2018.

Prior to October 14, 2016, the Fund was called the AZL Invesco Equity and Income Fund and was subadvised by Invesco Advisers, Inc., which was responsible for the day-to-day management of the Fund’s investments. At a meeting held on June 14, 2016, the Board of Trustees approved various changes to the Fund, which resulted in Invesco Advisers, Inc. being terminated as the subadviser to the Fund, effective October 14, 2016, and the Manager assuming direct responsibility for the day-to-day management of the Fund’s assets. At the same time, the Fund’s investment strategies changed such that the Fund became a fund of funds, which invests primarily in the shares of other mutual funds managed by the Manager (the “Underlying Funds”).

In reviewing the services provided by the Manager and the terms of the Management Agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Fund is offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products.

As required by the Investment Company Act of 1940 (the “1940 Act”), the Trust’s Board has reviewed and approved the Management Agreement with the Manager. The Board’s decision to approve this contract reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of the contract, the Board considered many factors, among the most material of which are: the Fund’s investment objectives, the Manager’s management philosophy, personnel, processes and investment performance, including its compliance history and the adequacy of its compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considered the compensation and benefits received by the Manager. This includes fees received for services provided to a Fund by employees of the Manager or of affiliates of the Manager and research services received by the Manager from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Underlying Funds pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to the Manager’s compensation: the nature and quality of the services provided by the Manager, including the performance of the funds; the Manager’s cost of providing the services; the extent to which the Manager may realize “economies of scale” as the funds grow larger; any indirect benefits that may accrue to the Manager and its affiliates as a result of the Manager’s relationship with the funds; performance and expenses of comparable funds; the profitability to the Manager from acting as adviser to the funds; and the extent which the independent Board members are fully informed about all facts bearing on the Manager’s services and fees. The Trust’s Board is aware of these factors and took them into account in its review of the Management Agreement for the Fund.

The Board considered and weighed these circumstances in light of its experience in governing the Trust, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Fund and the Manager. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of the Management Agreement is informed by reports covering such matters as: the Manager’s investment philosophy, personnel and processes, and the Fund’s investment performance (in absolute terms as well as in relationship to its benchmark). In connection with comparing the performance of the Fund versus its benchmark, the Board receives reports on the extent to which the Fund’s performance may be attributed to various applicable factors, such as asset class allocation decisions and volatility management strategies, the performance of the Underlying Funds, rebalancing decisions, and the impact of cash positions and Fund fees and expenses. The Board also receives reports on the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the nature and extent of the advisory and other services provided to the Fund by the Manager and its affiliates; compliance and audit reports concerning the Fund and the companies that service them; and relevant developments in the mutual fund industry and how the Fund and/or the Manager are responding to them.

The Board also receives financial information about the Manager, including reports on the compensation and benefits the Manager derives from its relationships with the Fund. These reports cover not only the fees under the Management Agreement, but also fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits the Manager or its affiliates may derive from its relationship with the Fund.

The Management Agreement was most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreement was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreement was approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreement with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/ continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreement, in respect of the Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Management Agreement on the totality of the circumstances and relevant

17

factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to each Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC rule requires that shareholder reports include a discussion of certain factors relating to the selection of the investment adviser and the approval of the advisory fee. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers the Fund’s business and other affairs. The Trustees noted that the Manager also provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager is responsible for maintaining and monitoring its own compliance program, and this compliance program has been continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also was considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Management Agreement.

(2) The investment performance of the Fund and the Manager. In connection with the fall 2016 contract review process, Trustees received extensive information on the performance results of the Fund. However, the Board of Trustees also considered the fact that prior October 14, 2016, the Fund was subadvised by Invesco Advisers, Inc., and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund and the Subadviser prior to October 14, 2016, were not deemed to be pertinent to the Board of Trustee’s assessment of the continuance of the Management Agreement for the period following October 14, 2016.

(3) The costs of services to be provided and profits to be realized by the Manager and its affiliates from the relationship with the Fund. The Board considered that the Manager receives an advisory fee from the Fund. The Manager reported that the advisory fee paid by the Fund put the Fund in the 19th percentile of the customized peer group. Trustees were provided with information on the total expense ratios of the Fund and other funds in the customized peer groups, and the Manager reported upon the challenges in making peer group comparisons for the Fund.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund.

Based upon the information provided, the Board concluded that the Fund’s advisory fees and expense ratios are not unreasonable, and determined that there was no evidence that the Manager’s level of profitability from its relationship with the Fund was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific services provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in the Fund as of June 30, 2016 were approximately $1.2 billion.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Fund’s advisory fee rate schedule was acceptable under the Fund’s circumstances.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Management Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

18

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

19

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

20

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Morgan Stanley Global Real Estate Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Morgan Stanley Global Real Estate Fund and Morgan Stanley Investment Management, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares) (the “Fund”) returned 3.14%. That compared to a 4.99% total return for its benchmark, the FTSE EPRA/NAREIT Developed Real Estate Index1.

The global real estate securities market was up during the period ended December 31, 2016. Overall, property stocks were influenced by transactional evidence in the private markets of strong investor demand for core assets at valuations that signaled a willingness to accept low expected returns. In addition, low government bond yields, coupled with continued credit availability and low borrowing rates, bolstered share prices of listed property companies.

Property stocks in the U.S. experienced the strongest gains over the period. The sector benefited from the low interest rate environment for most of the year. Though there was a partial reversal of this theme following the U.S. elections in November, the sector rallied in December amid growing confidence for stronger economic growth. Property stocks in Asia also delivered strong gains, driven in particular by strength in the Asian REIT markets, which benefited from strong investor demand for yield investments. Meanwhile, in Europe property stocks declined in USD terms, primarily driven by significant weakness in the U.K. due to the outcome of the Brexit vote, the resulting period of uncertainty and the associated depreciation of the pound.

The Fund underperformed its benchmark during the period primarily due to investor preference during the first half of 2016 for yield-oriented stocks and market segments with perceived defensive characteristics, such as the Japan-REIT sector and U.S. net lease and health care sectors. Investors also moved away from sectors deemed more economically sensitive, despite these stocks trading at very attractive discounted valuations. These sectors include the U.S. apartment and lodging sectors and the Hong Kong, Tokyo and New York office markets. An overweight allocation to the U.K. prior to the Brexit vote was also a significant detractor from full-year performance.*

Performance within the Asian portfolio—in particular, stock selection in Japan and Hong Kong—detracted from the Fund’s relative performance. Performance of stocks within the European portfolio also detracted from relative results, although an underweight allocation to Europe contributed modestly to relative performance. The Fund’s Europe portfolio also benefited from an overweight allocation to Norway and stock selection in Sweden. However, these benefits were more than offset by the negative effect of the overweight allocation to the U.K. and an underweight allocation to Germany.*

In the U.S. portfolio, the Fund benefited from an overweight allocation to and stock selection in the hotel sector and stock selection in the health care sector. However, this benefit was offset by relative losses from an overweight allocation to the mall sector and an underweight allocation to the industrial, data center and net lease sectors.*

The Fund outperformed in the second half of 2016 amid a partial reversal of investor sentiment that interest rates would remain low. This reversal was not sufficient to offset the underperformance for the full year.

Past performance does not guarantee   future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Morgan Stanley Global Real Estate Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to provide income and capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of the Fund’s assets, plus any borrowings for investment purposes, will be invested in equity securities of companies in the real estate industry, including REOCs, REITs, and foreign real estate companies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	Inception Date	1 Year	3 Year	5 Year	10 Year	Since Inception
AZL® Morgan Stanley Global Real Estate Fund (Class 1 Shares)	10/14/16	—	—	—	—	0.50%*
AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares)	5/1/06	3.14%	5.00%	9.14%	1.57%	—
FTSE EPRA/NAREIT Developed Real Estate Index (gross of withholding taxes)	5/1/06	4.99%	6.78%	10.33%	2.23%	4.32%
FTSE EPRA/NAREIT Developed Real Estate Index (net of withholding taxes)	5/1/06	4.06%	5.90%	9.48%	1.48%	3.58%

*Cumulative	Return

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Morgan Stanley Global Real Estate Fund (Class 1 Shares)	1.04%
AZL® Morgan Stanley Global Real Estate Fund (Class 2 Shares)	1.29%

Expense Ratios are based on the current Fund prospectus dated August 31, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.10% for Class 1 Shares and 1.35% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Financial Times London Stock Exchange (“FTSE”) European Public Real Estate Association (“EPRA”)/NAREIT Developed Real Estate Index series, which is designed to represent general trends in eligible real estate stocks worldwide. Relevant real estate activities are defined as the ownership, disposal and development of income-producing real estate. The Indexes do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Index noted as “gross of withholding taxes” reflects the maximum possible reinvestment of dividends with no adjustment for withholding tax deductions or tax credits. The Index noted as “net of withholding taxes” reflects the reinvestment of dividends after the deduction of withholding taxes, using (for international indices) a tax rate applicable to non-resident institutional investors who do not benefit from double taxation treaties. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Morgan Stanley Global Real Estate Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Morgan Stanley Global Real Estate Fund, Class 1**	$1,000.00	$1,005.00	$2.14	1.03%
AZL Morgan Stanley Global Real Estate Fund, Class 2	$1,000.00	$966.10	$6.38	1.29%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Morgan Stanley Global Real Estate Fund, Class 1	$1,000.00	$1,019.96	$5.23	1.03%
AZL Morgan Stanley Global Real Estate Fund, Class 2	$1,000.00	$1,018.65	$6.55	1.29%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

**	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 76/366 to reflect the stub period from commencement of operations 10/17/2016 through 12/31/2016.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
United States	54.7%
Japan	11.0
Hong Kong	8.0
United Kingdom	5.6
Australia	4.9
France	3.0
Canada	2.1
Bermuda	2.1
Germany	1.5
Singapore	1.2
All other countries	3.9

Total Common Stocks	98.0
Securities Held as Collateral for Securities on Loan	8.6
Money Market	1.4

Total Investment Securities	108.0
Net other assets (liabilities)	(8.0)

Net Assets	100.0%

3

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value

Common Stocks (98.0%):
Diversified Real Estate Activities (9.8%):
111,091	CapitaLand, Ltd.	$230,815
46,521	Hang Lung Properties, Ltd.	97,412
124,201	Henderson Land Development Co., Ltd.	655,682
180,311	Mitsubishi Estate Co., Ltd.	3,574,694
146,098	Mitsui Fudosan Co., Ltd.	3,371,698
454,801	New World Development Co., Ltd.	476,743
56,331	Sumitomo Realty & Development Co., Ltd.	1,492,878
248,971	Sun Hung Kai Properties, Ltd.	3,117,308
59,738	UOL Group, Ltd.	246,137
117,399	Wharf Holdings, Ltd. (The)	771,536

		14,034,903

Diversified REITs (6.5%):
90	Activia Properties, Inc.	424,378
2,149	Fonciere des Regions SA	187,420
5,100	Gecina SA	704,989
201,749	GPT Group	731,432
4,569	H&R Real Estate Investment Trust	76,133
350,678	Hibernia REIT plc	455,703
11,558	Hispania Activos Inmobiliarios SA	136,035
7,099	ICADE	506,420
24	Kenedix Office Investment Corp.	137,863
164,023	Land Securities Group plc	2,166,396
5,945	Liberty Property Trust^	234,828
29,336	Merlin Properties Socimi SA	319,556
213,790	Mirvac Group	328,084
583	Nomura Real Estate Master Fund, Inc.	881,828
15,866	Spirit Realty Capital, Inc.	172,305
177,508	Stockland Trust Group	586,023
20,783	STORE Capital Corp.^	513,548
90,064	Suntec REIT	102,148
420	United Urban Investment Corp.	639,286

		9,304,375

Health Care Facilities (0.1%):
20,641	Extendicare, Inc.	151,905

Health Care REITs (4.7%):
14,571	Healthcare Realty Trust, Inc.	441,793
7,272	Medequities Realty Trust, Inc.^	80,719
27,887	Senior Housing Properties Trust	527,901
46,287	Ventas, Inc.^	2,893,863
41,190	Welltower, Inc.	2,756,847

		6,701,123

Hotel & Resort REITs (3.6%):
8,600	Cdl Hospitality Trusts	7,955
24,471	Chesapeake Lodging Trust	632,820
132,515	Host Hotels & Resorts, Inc.^	2,496,583
236	Japan Hotel REIT Investment Corp.	158,501
45,306	LaSalle Hotel Properties^	1,380,474
20,054	Xenia Hotels & Resorts, Inc.	389,449

		5,065,782

Hotels, Resorts & Cruise Lines (1.1%):
56,792	Hilton Worldwide Holdings, Inc.*^	1,544,742

Shares		Fair Value

Common Stocks, continued
Industrial REITs (3.9%):
167,798	Ascendas Real Estate Investment Trust	$262,251
2,833	DCT Industrial Trust, Inc.	135,644
30,000	Duke Realty Corp.	796,800
62,600	Ec World REIT	32,861
246	GLP J-REIT	283,396
200,917	Macquarie Goodman Group	1,036,343
161,592	Mapletree Logistics Trust	113,515
138	Nippon Prologis REIT, Inc.	282,168
35,277	ProLogis, Inc.	1,862,273
19,957	Rexford Industrial Realty, Inc.^	462,803
61,077	SERGO plc	345,588

		5,613,642

Office REITs (15.5%):
99,106	Beni Stabili SpA	56,607
36,161	Boston Properties, Inc.	4,548,330
19,074	Brookfield Canada Office Properties	372,671
198,340	CapitaCommercial Trust	201,627
10,930	Columbia Property Trust, Inc.	236,088
6,448	Corporate Office Properties Trust	201,307
45,458	Cousins Properties, Inc.^	386,848
41	Daiwa Office Investment Corp.	206,884
29,923	Derwent Valley Holdings plc	1,020,861
55,226	Dexus Property Group	384,334
25,593	Douglas Emmett, Inc.^	935,680
9,886	Dream Office Real Estate Investment Trust	143,964
111,682	Great Portland Estates plc	918,312
273,873	Green REIT plc	395,170
32,046	Hudson Pacific Properties, Inc.^	1,114,560
69,059	Investa Office Fund	235,491
165	Japan Real Estate Investment Corp.	899,952
8,241	Mack-Cali Realty Corp.^	239,154
141	Mori Hills REIT Investment Corp., Class C	190,629
202	Mori Trust Sogo REIT, Inc.	319,049
185	Nippon Building Fund, Inc.	1,025,225
206	ORIX JREIT, Inc.	325,140
53,110	Paramount Group, Inc.	849,229
8,028	Parkway, Inc.*	178,623
3,386	SL Green Realty Corp.^	364,164
59,778	Vornado Realty Trust	6,239,029
10,681	Workspace Group plc	103,875

		22,092,803

Real Estate Development (2.0%):
299,540	Cheung Kong Property Holdings, Ltd.	1,816,554
85,925	China Overseas Land & Investment, Ltd.	226,644
20,000	China Resources Land, Ltd.	45,095
87,641	Sino Land Co., Ltd.	129,733
82,899	St. Modwen Properties plc	310,299
111,764	Urban & Civic plc	310,424

		2,838,749

Real Estate Operating Companies (8.9%):
5,769	ADO Properties SA	194,130
26,941	Atrium European Real Estate, Ltd.	111,416
14,175	Atrium Ljungberg AB, Class B	221,468

Continued

4

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value

Common Stocks, continued
Real Estate Operating Companies, continued
2,485,087	BGP Holdings plc*(a)(b)	$79,774
3,705	BR Properties SA*	8,542
7,317	BUWOG-Bauen Und Wohnen Gesellschaft mbH	170,179
21,729	Castellum AB	297,928
191,608	Citycon OYJ	471,438
462	Deutsche Euroshop AG	18,814
24,104	Deutsche Wohnen AG	755,773
49,288	Entra ASA	489,794
39,432	First Capital Realty, Inc.	607,121
125,462	Global Logistic Properties, Ltd.	190,111
478,052	Hongkong Land Holdings, Ltd.	3,016,888
24,541	Hufvudstaden AB	387,165
20,556	Hulic Co., Ltd.	182,358
296,669	Hysan Development Co., Ltd.	1,223,113
40,411	Inmobiliaria Colonial SA	280,208
10,066	Kennedy Wilson Europe Real Estate Plc	118,896
1,273	LEG Immobilien AG	98,741
214,000	LXB Retail Properties plc	96,711
61,964	Norwegian Property ASA	71,738
9,037	PSP Swiss Property AG	781,081
575,529	Swire Properties, Ltd.	1,577,112
1,119	Swiss Prime Site AG	91,603
15,638	Unite Group plc	116,885
31,938	Vonovia SE	1,040,192
966	Wihlborgs Fastigheter AB	17,949

		12,717,128

Residential REITs (12.0%):
80	Advance Residence Investment	211,530
7,158	American Homes 4 Rent, Class A^	150,175
16,201	Apartment Investment & Management Co., Class A	736,335
24,819	AvalonBay Communities, Inc.	4,396,685
16,258	Boardwalk REIT^	589,163
23,155	Camden Property Trust	1,946,641
1,635	Equity Lifestyle Properties, Inc.	117,884
94,220	Equity Residential Property Trust	6,063,998
9,769	Essex Property Trust, Inc.	2,271,293
1,045	Invincible Investment Corp.	469,017
136	Japan Rental Housing Investment Corp.	91,240
285	Mid-America Apartment Communities, Inc.	27,907
1,117	Monogram Residential Trust, Inc.^	12,086

		17,083,954

Retail REITs (24.7%):
6,220	Acadia Realty Trust^	203,270
214,382	British Land Co. plc	1,660,874
17,591	Brixmor Property Group, Inc.^	429,572
132,866	Capital & Regional plc	89,969
202,752	CapitaMall Trust	262,931
3,334	CBL & Associates Properties, Inc.^	38,341
19,507	Crombie REIT	197,322
9,411	DDR Corp.	143,706
23,967	Equity One, Inc.	735,547
12,119	Eurocommercial Properties NV	466,511

Shares or Principal Amount		Fair Value

Common Stocks, continued
Retail REITs, continued
1,453	Federal Realty Investment Trust	$206,486
133,271	General Growth Properties, Inc.*	3,329,110
79,413	Hammerson plc	559,422
232	Japan Retail Fund Investment Corp.	469,942
34,233	Kimco Realty Corp.	861,302
19,523	Klepierre	766,695
80,286	Liberty International plc	278,850
186,384	Link REIT (The)	1,203,634
842	Macerich Co. (The)	59,647
49,893	Mapletree Commercial Trust	48,004
4,865	Mercialys SA	98,572
28,563	National Retail Properties, Inc.^	1,262,485
40,497	Regency Centers Corp.	2,792,268
32,073	RioCan REIT	636,205
506,108	Scentre Group	1,698,383
2,518	Shaftesbury plc	28,154
33,024	Shopping Centres Australasia Property Group	52,736
57,449	Simon Property Group, Inc.	10,206,963
6,545	Smart Real Estate Investment Trust	157,421
43,711	Tanger Factory Outlet Centers, Inc.^	1,563,980
6,095	Taubman Centers, Inc.^	450,603
8,507	Unibail-Rodamco SE	2,027,594
3,093	Vastned Retail NV	120,055
121,868	Vicinity Centres	263,559
6,270	Wereldhave NV	281,896
238,854	Westfield Corp.	1,620,762

		35,272,771

Specialized REITs (5.2%):
15,118	CubeSmart^	404,709
6,285	Digital Realty Trust, Inc.	617,564
15,842	Gaming & Leisure Properties, Inc.	485,082
12,096	Life Storage, Inc.	1,031,305
18,700	Public Storage, Inc.	4,179,450
14,263	QTS Realty Trust, Inc., Class A	708,159

		7,426,269

Total Common Stocks (Cost $126,492,348)		139,848,146

Securities Held as Collateral for Securities on Loan (8.6%):
$12,208,144	AZL Morgan Stanley Global Real Estate Fund Securities Lending Collateral Account(c)	12,208,144

Total Securities Held as Collateral for Securities on Loan (Cost $12,208,144)		12,208,144

Unaffiliated Investment Company (1.4%):
2,001,712	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(d)	2,001,712

Total Unaffiliated Investment Company (Cost $2,001,712)		2,001,712

Total Investment Securities (Cost $140,702,204)(e) — 108.0%		154,058,002
Net other assets (liabilities) — (8.0%)		(11,417,222)

Net Assets — 100.0%		$142,640,780

Continued

5

AZL Morgan Stanley Global Real Estate Fund

Schedule of Portfolio Investments

December 31, 2016

Percentages indicated are based on net assets as of December 31, 2016.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $12,037,043.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.06% of the net assets of the Fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(d)	The rate represents the effective yield at December 31, 2016.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Australia	4.6%
Austria	0.1%
Belize	—	%NM
Bermuda	2.0%
Canada	1.9%
Finland	0.3%
France	2.8%
Germany	1.4%
Hong Kong	7.4%
Ireland	0.6%
Italy	—	%NM
Japan	10.0%
Jersey	0.1%
Netherlands	0.6%
Norway	0.4%
Singapore	1.1%
Spain	0.5%
Sweden	0.6%
Switzerland	0.6%
United Kingdom	5.2%
United States	59.8%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

See accompanying notes to the financial statements.

6

AZL Morgan Stanley Global Real Estate Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$140,702,204

Investment securities, at value*	$154,058,002
Cash	16,601
Interest and dividends receivable	501,057
Foreign currency, at value (cost $354,127)	356,387
Receivable for capital shares issued	4,158
Receivable for investments sold	153,515
Reclaims receivable	97,761
Prepaid expenses	725

Total Assets	155,188,206

Liabilities:
Payable for investments purchased	140,193
Payable for capital shares redeemed	1,652
Payable for collateral received on loaned securities	12,208,144
Manager fees payable	104,557
Administration fees payable	4,768
Distribution fees payable	24,235
Custodian fees payable	55,813
Administrative and compliance services fees payable	382
Trustee fees payable	290
Other accrued liabilities	7,392

Total Liabilities	12,547,426

Net Assets	$142,640,780

Net Assets Consist of:
Capital	$120,584,170
Accumulated net investment income/(loss)	4,937,255
Accumulated net realized gains/(losses) from investment transactions	3,766,532
Net unrealized appreciation/(depreciation) on investments	13,352,823

Net Assets	$142,640,780

Class 1
Net Assets	$27,302,161
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,717,183
Net Asset Value (offering and redemption price per share)	$10.05

Class 2
Net Assets	$115,338,619
Shares of beneficial interest (unlimited number of shares authorized, no par value)	10,803,436
Net Asset Value (offering and redemption price per share)	$10.68

*	Includes securities on loan of $12,037,043.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$4,750,257
Interest	99
Income from securities lending	22,394
Foreign withholding tax	(157,351)

Total Investment Income	4,615,399

Expenses:
Manager fees	1,358,769
Administration fees	69,437
Distribution fees — Class 2	363,166
Custodian fees	107,922
Administrative and compliance services fees	2,542
Trustee fees	8,686
Professional fees	7,693
Shareholder reports	8,488
Other expenses	4,563

Total expenses before reductions	1,931,266
Less expense contractually waived/reimbursed by the Manager	(3,457)

Net expenses	1,927,809

Net Investment Income/(Loss)	2,687,590

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	31,730,308
Change in net unrealized appreciation/depreciation on investments	(29,229,799)

Net Realized/Unrealized Gains/(Losses) on Investments	2,500,509

Change in Net Assets Resulting From Operations	$5,188,099

See accompanying notes to the financial statements.

7

Statements of Changes in Net Assets

	AZL Morgan Stanley Global Real Estate Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,687,590	$2,977,179
Net realized gains/(losses) on investment transactions	31,730,308	11,695,363
Change in unrealized appreciation/depreciation on investments	(29,229,799)	(16,591,846)

Change in net assets resulting from operations	5,188,099	(1,919,304)

Distributions to Shareholders:
From net investment income:
Class 1*	—
Class 2	(2,169,052)	(6,642,549)

Change in net assets resulting from distributions to shareholders	(2,169,052)	(6,642,549)

Capital Transactions:
Class 1*
Proceeds from shares issued	28,447,922
Value of shares redeemed	(1,261,028)

Total Class 1 Shares	27,186,894

Class 2
Proceeds from shares issued	63,236,584	5,996,897
Proceeds from dividends reinvested	2,169,052	6,642,549
Value of shares redeemed	(112,791,976)	(32,148,044)

Total Class 2 Shares	(47,386,340)	(19,508,598)

Change in net assets resulting from capital transactions	(20,199,446)	(19,508,598)

Change in net assets	(17,180,399)	(28,070,451)
Net Assets:
Beginning of period	159,821,179	187,891,630

End of period	$142,640,780	$159,821,179

Accumulated net investment income/(loss)	$4,937,255	$1,109,689

Share Transactions:
Class 1*
Shares issued	2,844,799
Shares redeemed	(127,616)

Total Class 1 Shares	2,717,183

Class 2
Shares issued	5,948,478	528,462
Dividends reinvested	198,087	660,293
Shares redeemed	(10,546,438)	(2,895,533)

Total Class 2 Shares	(4,399,873)	(1,706,778)

Change in shares	(1,682,690)	(1,706,778)

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

8

AZL Morgan Stanley Global Real Estate Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016		2015	2014	2013	2012
Class 1*
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	—	^+
Net Realized and Unrealized Gains/(Losses) on Investments	0.05

Total from Investment Activities	0.05

Net Asset Value, End of Period	$10.05

Total Return(a)	0.50	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$27,302
Net Investment Income/(Loss)(c)	0.13%
Expenses Before Reductions(c)(d)	1.04%
Expenses Net of Reductions(c)	1.03%
Portfolio Turnover Rate(e)	52%

Class 2
Net Asset Value, Beginning of Period	$10.51		$11.11	$9.86	$9.99	$7.82

Investment Activities:
Net Investment Income/(Loss)	0.20	^	0.22	0.18	0.16	0.16
Net Realized and Unrealized Gains/(Losses) on Investments	0.13		(0.39)	1.17	0.14	2.16

Total from Investment Activities	0.33		(0.17)	1.35	0.30	2.32

Dividends to Shareholders From:
Net Investment Income	(0.16)		(0.43)	(0.10)	(0.43)	(0.15)

Total Dividends	(0.16)		(0.43)	(0.10)	(0.43)	(0.15)

Net Asset Value, End of Period	$10.68		$10.51	$11.11	$9.86	$9.99

Total Return(a)	3.14%		(1.34)%	13.77%	3.02%	29.86%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$115,339		$159,821	$187,892	$181,795	$183,841
Net Investment Income/(Loss)	1.84%		1.70%	1.67%	1.43%	1.69%
Expenses Before Reductions(d)	1.29%		1.29%	1.29%	1.29%	1.34%
Expenses Net of Reductions	1.29%		1.29%	1.28%	1.29%	1.34%
Portfolio Turnover Rate(e)	52%		25%	32%	29%	34%

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

^	Average shares method used in calculation.

+	Represents less than $0.005.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated. Not annualized for periods less than one year.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

9

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Morgan Stanley Global Real Estate Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales and differing treatment on certain investments) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

10

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $9.5 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $2,124 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions
Common Stocks	$12,208,144	$—	$—	$—	$12,208,144

Total Securities Lending Transactions	12,208,144	—	—	—	12,208,144

Total Borrowings	$12,208,144	$—	$—	$—	$12,208,144

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$12,208,144

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Morgan Stanley Investment Management Inc. (“MSIM”), MSIM provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Morgan Stanley Global Real Estate Fund Class 1	0.90%	1.10%
AZL Morgan Stanley Global Real Estate Fund Class 2	0.90%	1.35%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

11

AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2016

At December 31, 2016, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/2019	Total
AZL Morgan Stanley Global Real Estate Fund	$3,457	$3,457

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $1,714 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2016

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy. The valuation of these international equity securities may represent a transfer between input levels.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks
Diversified Real Estate Activities	$—	$14,034,903	$—	$14,034,903
Diversified REITs	996,814	8,307,561	—	9,304,375
Hotel & Resort REITs	4,899,326	166,456	—	5,065,782
Industrial REITs	3,290,381	2,323,261	—	5,613,642
Office REITs	15,809,647	6,283,156	—	22,092,803
Real Estate Development	—	2,838,749	—	2,838,749
Real Estate Operating Companies	615,663	12,021,691	79,774	12,717,128
Residential REITs	16,312,167	771,787	—	17,083,954
Retail REITs	23,274,228	11,998,543	—	35,272,771
All Other Common Stocks+	15,824,039	—	—	15,824,039
Securities Held as Collateral for Securities on Loan	—	12,208,144	—	12,208,144
Unaffiliated Investment Company	2,001,712	—	—	2,001,712

Total Investments	$83,023,977	$70,954,251	$79,774	$154,058,002

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments a the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Morgan Stanley Global Real Estate Fund	$76,867,958	$184,233,486

6. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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AZL Morgan Stanley Global Real Estate Fund

Notes to the Financial Statements

December 31, 2016

Cost of securities for federal income tax purposes at December 31, 2016 is $147,548,329. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$15,688,405
Unrealized (depreciation)	(9,178,732)

Net unrealized appreciation/(depreciation)	$6,509,673

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$2,169,052	$—	$2,169,052

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Morgan Stanley Global Real Estate Fund	$6,642,549	$–	$6,642,549

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Morgan Stanley Global Real Estate Fund	$5,872,845	$9,677,067	$—	$6,506,698	$22,056,610

(a)	The difference between book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales and the realization for tax purposes of unrealized gains/losses on investments in passive foreign investment companies.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Morgan Stanley Global Real Estate Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Morgan Stanley Global Real Estate Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 2.87% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

21

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

22

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Pyramis® Multi-Strategy Fund

(formerly AZL® Franklin Templeton Founding Strategy Plus Fund)

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Pyramis® Multi-Strategy Fund Review (unaudited)

(formerly AZL® Franklin Templeton Founding Strategy Plus Fund)

Allianz Investment Management LLC serves as the Manager for the AZL® Pyramis® Multi-Strategy Fund. FIAM LLC and Geode Capital Management, LLC serve as the Subadvisers to the Pyramis® Fixed-Income Strategy and Geode Equity Strategy, respectively.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Pyramis® Multi-Strategy Fund (the “Fund”) returned 6.52%. That compared to a 11.96%, 2.65% and 6.35% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The Fund underwent a change in subadvisors on October 14, 2016. Under the previous subadvisor, the Fund invested in a portfolio of four underlying mutual funds. Under the Fund’s current subadvisers, approximately 60% of the Fund’s assets will be managed by the subadviser, FIAM LLC, and invested primarily in investment-grade fixed-income securities, and approximately 40% of the Fund’s assets will be allocated to and managed by the sub-subadviser, Geode Capital Management, LLC, and invested primarily in large cap common stocks. The percentage allocations to each strategy will be monitored regularly by the Manager, but generally will not exceed plus or minus 3% of the 60%/40% allocation.*

The global economy grew moderately during the 12-month period, despite slower growth in some countries. Domestic equities tumbled early in the period amid investor concerns over a slowing Chinese economy and falling commodity prices. Stocks rebounded as China’s central bank announced stimulus measures and the U.S. Federal Reserve adopted a cautious tone on interest rates. The U.K.’s Brexit roiled stock markets in June, but equities recovered quickly. Stocks also dipped before the U.S. presidential election but rallied after the election of Donald Trump. Most major bond sectors rose during the period.

Bonds performed well in the first half of the period, due in large part to a decline in interest rates, an improvement in commodity prices, an accommodative monetary policy and mostly stable U.S. economic conditions. The second half of the year proved more challenging for bonds as interest rates moved higher and inflation expectations rose.

Under the previous subadvisor, the Fund measured its performance against a composite index composed of a 60% weighting in the S&P 500 Index and a 40% weighting in the Bloomberg Barclays U.S. Aggregate Bond Index.*

The Fund’s returns during this period were helped by exposure in its underlying funds to fixed income assets, particularly among high-yield corporate bonds and exposure to corporate credits in the energy and communications sectors. The Fund also benefited from investments by its underlying funds in a California-based information technology company, a New Jersey-based global pharmaceutical company and a U.K.-based global tobacco company. Stock selection by an underlying fund in the materials and industrials sectors, as well as stock selection in the energy sector, also benefited relative results. However, individual fixed income securities of several oil and gas companies detracted from Fund results during this period. The Fund was also hurt by stock selection in the health care and financials sectors.*

The Global Bond portfolio used derivatives during the period, including FX forward contracts to manage foreign currency exposures, and interest rate swaps to hedge against duration and yield curve risks. The fund benefited from many currency positions during the period, including those held through FX forwards. However, select currency positions dragged on relative results, such as underweighted positions in the Japanese yen, the euro and the Australian dollar.*

Under the current subadvisors, the Fund’s relative performance benefited from exposure to high-yield bonds and Treasury inflation-protected securities, as well from an underweight position in mortgage-backed securities. The Fund also benefited from stock selection in the health care sector and the financials sector, particularly among large banks. The choice of stocks in the energy sector dragged on relative results.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.

[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® Pyramis® Multi-Strategy Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income while maintaining prospects for capital appreciation. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in a combination of subportfolios or strategies.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, as well as the two component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	1 Year	3 Year	5 Year	Since Inception (10/23/09)
AZL® Pyramis® Multi-Strategy Fund	6.52%	0.94%	6.88%	6.22%
S&P 500 Index	11.96%	8.87%	14.66%	13.05%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	3.56%
Balanced Composite Index	6.35%	5.41%	7.20%	7.54%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Pyramis® Multi-Strategy Fund	1.04%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.45% on all assets. The Manager and the Funds have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.71% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”) and the Bloomberg Barclays U.S. Aggregate Bond Index. The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Balanced Composite Index is a blended index comprised of (40%) of the S&P 500 and (60%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Pyramis Multi-Strategy Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Pyramis Multi-Strategy Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Pyramis Multi-Strategy Fund	$1,000.00	$1,044.40	$4.63	0.90%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Pyramis Multi-Strategy Fund	$1,000.00	$1,020.61	$4.57	0.90%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	41.5%
U.S. Treasury Obligations	20.3
Corporate Bonds	15.4
U.S. Government Agency Mortgages	10.3
Yankee Dollars	8.9
Money Markets	4.2
Municipal Bonds	1.2
Asset Backed Securities	0.2
Collateralized Mortgage Obligations	0.1
Convertible Preferred Stocks	— ^
Foreign Bonds	— ^

Total Investment Securities	102.1
Net other assets (liabilities)	(2.1)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (41.5%):
Aerospace & Defense (1.2%):
17,818	Boeing Co. (The)	$2,773,906
7,015	General Dynamics Corp.	1,211,210
4,079	Moog, Inc., Class A*	267,909
3,417	Northrop Grumman Corp.	794,726
7,542	Raytheon Co.	1,070,964
24,789	Spirit AeroSystems Holdings, Inc., Class A	1,446,438

		7,565,153

Air Freight & Logistics (0.0%):
230	CEVA Group plc(a)	22,965

Airlines (0.5%):
33,705	Delta Air Lines, Inc.	1,657,949
12,375	Hawaiian Holdings, Inc.*	705,375
8,862	United Continental Holdings, Inc.*	645,863

		3,009,187

Auto Components (0.5%):
56,798	Gentex Corp.	1,118,353
11,024	Lear Corp.	1,459,247
14,818	Tenneco, Inc.*	925,680

		3,503,280

Automobiles (0.4%):
159,751	Ford Motor Co.	1,937,780
19,236	General Motors Co.	670,182

		2,607,962

Banks (2.5%):
205,711	Bank of America Corp.	4,546,213
12,704	Citigroup, Inc.	754,999
68,389	JPMorgan Chase & Co.	5,901,288
1,471	U.S. Bancorp	75,565
89,292	Wells Fargo & Co.	4,920,882

		16,198,947

Beverages (0.7%):
22,908	Coca-Cola Co. (The)	949,766
33,755	PepsiCo, Inc.	3,531,785

		4,481,551

Biotechnology (1.6%):
30,972	AbbVie, Inc.	1,939,467
20,524	Amgen, Inc.	3,000,813
4,746	Biogen Idec, Inc.*	1,345,871
38,049	Gilead Sciences, Inc.	2,724,689
10,525	United Therapeutics Corp.*	1,509,601

		10,520,441

Building Products (0.1%):
17,563	Owens Corning, Inc.	905,548

Capital Markets (0.8%):
3,898	Donnelley Financial Solutions, Inc.*	89,576
11,559	Goldman Sachs Group, Inc. (The)	2,767,802
2,842	Lazard, Ltd., Class A	116,777
52,812	Morgan Stanley	2,231,307
9,698	Morningstar, Inc.	713,385

		5,918,847

Chemicals (1.0%):
5,236	Celanese Corp., Series A	412,283
41,535	Dow Chemical Co. (The)	2,376,632

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
7,179	E.I. du Pont de Nemours & Co.	$526,939
21,301	LyondellBasell Industries NV, Class A	1,827,200
3,498	Monsanto Co.	368,025
14,113	Trinseo SA	836,900

		6,347,979

Commercial Services & Supplies (0.0%):
1,947	LSC Communications, Inc.	57,787

Communications Equipment (0.9%):
117,983	Cisco Systems, Inc.	3,565,447
8,679	F5 Networks, Inc.*	1,256,025
2,444	InterDigital, Inc.	223,259
32,470	Juniper Networks, Inc.	917,602

		5,962,333

Consumer Finance (0.9%):
25,270	American Express Co.	1,872,002
23,751	Capital One Financial Corp.	2,072,036
24,351	Discover Financial Services	1,755,464

		5,699,502

Containers & Packaging (0.1%):
18,977	Owens-Illinois, Inc.*	330,390

Diversified Financial Services (0.7%):
29,240	Berkshire Hathaway, Inc., Class B*	4,765,535

Diversified Telecommunication Services (1.7%):
122,990	AT&T, Inc.	5,230,765
55,815	CenturyLink, Inc.	1,327,281
86,359	Verizon Communications, Inc.	4,609,843

		11,167,889

Electric Utilities (0.5%):
19,399	Duke Energy Corp.	1,505,750
12,862	Exelon Corp.	456,472
4,536	FirstEnergy Corp.	140,480
7,920	NextEra Energy, Inc.	946,123
2,489	Vistra Energy Corp.	38,580

		3,087,405

Electrical Equipment (0.2%):
20,442	Eaton Corp. plc	1,371,454

Electronic Equipment, Instruments & Components (0.0%):
7,806	Corning, Inc.	189,452
1,186	Tech Data Corp.*	100,430

		289,882

Energy Equipment & Services (0.2%):
1,427	Baker Hughes, Inc.	92,712
5,844	Dril-Quip, Inc.*	350,932
11,220	FMC Technologies, Inc.*	398,647
3,517	Schlumberger, Ltd.	295,252

		1,137,543

Equity Real Estate Investment Trusts (0.6%):
6,403	Corecivic, Inc.	156,617
8,742	Public Storage, Inc.	1,953,837
32,136	Quality Care Properties*	498,108
40,473	Weyerhaeuser Co.	1,217,833

		3,826,395

Continued

4

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Food & Staples Retailing (1.1%):
33,573	CVS Health Corp.	$2,649,245
20,797	Walgreens Boots Alliance, Inc.	1,721,160
41,457	Wal-Mart Stores, Inc.	2,865,508

		7,235,913

Food Products (0.7%):
26,873	Campbell Soup Co.	1,625,010
8,212	JM Smucker Co. (The)	1,051,629
9,456	Pilgrim’s Pride Corp.	179,569
1,618	Sanderson Farms, Inc.	152,480
27,978	Tyson Foods, Inc., Class A	1,725,684

		4,734,372

Gas Utilities (0.0%):
4,339	UGI Corp.	199,941

Health Care Equipment & Supplies (0.3%):
3,212	Baxter International, Inc.	142,420
16,907	Danaher Corp.	1,316,041
16,622	Hologic, Inc.*	666,875
1,166	Medtronic plc	83,054
564	St. Jude Medical, Inc.	45,227

		2,253,617

Health Care Providers & Services (1.9%):
16,308	Aetna, Inc.	2,022,355
14,027	Anthem, Inc.	2,016,662
1,406	Cigna Corp.	187,546
29,041	Express Scripts Holding Co.*	1,997,730
408	Humana, Inc.	83,244
12,948	McKesson Corp.	1,818,547
22,666	UnitedHealth Group, Inc.	3,627,467
227	Universal Health Services, Inc., Class B	24,148
4,789	WellCare Health Plans, Inc.*	656,476

		12,434,175

Hotels, Restaurants & Leisure (0.5%):
30,892	Carnival Corp., Class A	1,608,238
21,091	Darden Restaurants, Inc.	1,533,737
3,505	McDonald’s Corp.	426,629

		3,568,604

Household Durables (0.1%):
8,233	Garmin, Ltd.	399,218

Household Products (1.0%):
30,605	Colgate-Palmolive Co.	2,002,791
53,176	Procter & Gamble Co. (The)	4,471,038

		6,473,829

Industrial Conglomerates (0.9%):
16,541	3M Co., Class C	2,953,727
81,419	General Electric Co.	2,572,840
4,268	Honeywell International, Inc.	494,448

		6,021,015

Insurance (0.3%):
17,136	Aflac, Inc.	1,192,666
264	Everest Re Group, Ltd.	57,130
1,531	Lincoln National Corp.	101,459
7,674	Prudential Financial, Inc.	798,556

		2,149,811

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail (0.8%):
6,801	Amazon.com, Inc.*	$5,099,866

Internet Software & Services (1.8%):
4,227	Alphabet, Inc., Class A*	3,349,686
2,403	Alphabet, Inc., Class C*	1,854,683
63,261	eBay, Inc.*	1,878,219
43,781	Facebook, Inc., Class A*	5,037,005

		12,119,593

IT Services (0.6%):
4,237	Accenture plc, Class C	496,280
16,715	Cognizant Technology Solutions Corp., Class A*	936,542
8,957	International Business Machines Corp.	1,486,773
229	MasterCard, Inc., Class A	23,644
6,083	Science Applications International Corp.	515,838
8,840	Visa, Inc., Class A	689,697
563	Western Union Co.	12,228

		4,161,002

Machinery (0.7%):
7,356	Allison Transmission Holdings, Inc.	247,824
12,587	Cummins, Inc.	1,720,266
406	Deere & Co.	41,834
588	Illinois Tool Works, Inc.	72,006
20,122	Ingersoll-Rand plc	1,509,954
1,263	Ingersoll-Rand plc	94,776
1,112	OshKosh Corp.	71,846
3,467	Stanley Black & Decker, Inc.	397,631
2,413	Toro Co.	135,007

		4,291,144

Media (1.4%):
36,053	Comcast Corp., Class A	2,489,460
15,790	Discovery Communications, Inc., Class C*	422,856
45,044	MSG Networks, Inc., Class A*	968,446
7,975	Time Warner, Inc.	769,827
5,216	Tribune Co.#(a)	—
29,654	Twenty-First Century Fox, Inc.	831,498
34,484	Walt Disney Co. (The)	3,593,922

		9,076,009

Metals & Mining (0.3%):
14,716	Nucor Corp.	875,896
15,106	Reliance Steel & Aluminum Co.	1,201,532

		2,077,428

Mortgage Real Estate Investment Trusts (0.1%):
15,544	Chimera Investment Corp.	264,559
69,257	MFA Financial, Inc.	528,431

		792,990

Multiline Retail (0.6%):
3,227	Big Lots, Inc.	162,028
20,847	Kohl’s Corp.	1,029,425
16,151	Macy’s, Inc.	578,367
26,893	Target Corp.	1,942,481

		3,712,301

Multi-Utilities (0.2%):
2,607	MDU Resources Group, Inc.	75,003
33,851	Public Service Enterprise Group, Inc.	1,485,382

		1,560,385

Continued

5

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels (2.3%):
52,425	Antero Resources Corp.*	$1,239,851
75,429	Chesapeake Energy Corp.*	529,512
14,016	Chevron Corp.	1,649,683
62,095	Exxon Mobil Corp.	5,604,694
4,718	Noble Energy, Inc.	179,567
13,260	ONEOK, Inc.	761,257
116,529	Southwestern Energy Co.*	1,260,844
3,137	Spectra Energy Corp.	128,899
14,384	Tesoro Corp.	1,257,881
28,428	Valero Energy Corp.	1,942,201
502	Warrior Coal LLC Units A(a)	135,791
1,176	Warrior Coal LLC Units B(a)	318,108

		15,008,288

Pharmaceuticals (2.5%):
3,704	Allergan plc*	777,877
34,035	Bristol-Myers Squibb Co.	1,989,005
512	Eli Lilly & Co.	37,658
51,462	Johnson & Johnson Co.	5,928,938
3,252	Mallinckrodt plc*	162,015
62,624	Merck & Co., Inc.	3,686,675
131,192	Pfizer, Inc.	4,261,116

		16,843,284

Professional Services (0.0%):
2,990	Robert Half International, Inc.	145,852

Semiconductors & Semiconductor Equipment (2.0%):
61,194	Applied Materials, Inc.	1,974,730
106,686	Intel Corp.	3,869,502
20,171	KLA-Tencor Corp.	1,587,054
41,943	QUALCOMM, Inc.	2,734,684
4,799	Skyworks Solutions, Inc.	358,293
32,807	Texas Instruments, Inc.	2,393,927

		12,918,190

Software (1.6%):
5,358	CA, Inc.	170,224
2,901	Citrix Systems, Inc.*	259,088
5,067	Dell Technologies, Inc., Class V*	278,533
10,199	Intuit, Inc.	1,168,907
133,774	Microsoft Corp.	8,312,716
6,997	Oracle Corp.	269,035

		10,458,503

Specialty Retail (1.3%):
6,428	Aaron’s, Inc.	205,632
53,134	American Eagle Outfitters, Inc.	806,043
36,034	Bed Bath & Beyond, Inc.	1,464,422
35,382	Best Buy Co., Inc.	1,509,750
23,163	Dick’s Sporting Goods, Inc.	1,229,955
13,695	GameStop Corp., Class A	345,936
1,171	GNC Holdings, Inc., Class A	12,928
20,358	Home Depot, Inc. (The)	2,729,600
33,689	Staples, Inc.	304,885

		8,609,151

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (2.3%):
88,802	Apple, Inc.	$10,285,047
82,855	Hewlett Packard Enterprise Co.	1,917,265
116,600	HP, Inc.	1,730,344
18,619	Seagate Technology plc	710,687
163,934	Xerox Corp.	1,431,144

		16,074,487

Textiles, Apparel & Luxury Goods (0.2%):
34,250	Michael Kors Holdings, Ltd.*	1,472,065

Tobacco (0.9%):
48,683	Altria Group, Inc.	3,291,944
22,036	Philip Morris International, Inc.	2,016,074
6,194	Reynolds American, Inc.	347,111

		5,655,129

Total Common Stocks (Cost $258,315,562)		274,324,137

Convertible Preferred Stocks (0.0%):
Air Freight & Logistics (0.0%):
49	CEVA Group plc, Series A-2(a)	10,924
6	CEVA Group plc, Series A-1(a)	1,950

		12,874

Total Convertible Preferred Stocks (Cost $11,360)		12,874

Asset Backed Securities (0.2%):
776,000	Blackbird Capital Aircraft, Class A, Series 16-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	770,180
250,000	Blackbird Capital Aircraft, Class AA, Series 16-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(b)(c)	250,391

Total Asset Backed Securities (Cost $1,025,995)		1,020,571

Collateralized Mortgage Obligations (0.1%):
103,000	MSCG Trust, Class C, Series 2016-SNR, 5.21%, 11/15/34(c)	102,936
146,000	MSCG Trust, Class B, Series 2016-SNR, 4.18%, 11/15/34(c)	145,534
414,000	MSCG Trust, Class A, Series 2016-SNR, 3.35%, 11/15/34(b)(c)	412,454

Total Collateralized Mortgage Obligations (Cost $662,986)		660,924

Corporate Bonds (15.4%):
Aerospace & Defense (0.2%):
$274,000	Alcoa, Inc., 5.13%, 10/1/24, Callable 7/1/24 @ 100	280,850
400,000	Huntington Ingalls Industries, Inc., 5.00%, 11/15/25, Callable 11/15/20 @ 102.5(c)	415,500
500,000	KLX, Inc., 5.88%, 12/1/22, Callable 12/1/17 @ 104.41(c)	515,000

		1,211,350

Automobiles (0.3%):
330,000	General Motors Co., 3.50%, 10/2/18	336,567

Continued

6

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Automobiles, continued
$213,000	General Motors Co., 6.60%, 4/1/36, Callable 10/1/35 @ 100	$243,460
453,000	General Motors Co., 6.25%, 10/2/43	500,783
171,000	General Motors Co., 5.20%, 4/1/45	164,829
357,000	General Motors Co., 6.75%, 4/1/46, Callable 10/1/45 @ 100	418,650

		1,664,289

Banks (1.3%):
640,000	Bank of America Corp., 4.20%, 8/26/24	651,971
130,000	Bank of America Corp., 4.00%, 1/22/25, MTN	130,163
660,000	Bank of America Corp., Series L, 3.95%, 4/21/25	657,023
266,000	Bank of America Corp., 3.88%, 8/1/25, MTN	270,477
66,000	Bank of America Corp., Series G, 4.45%, 3/3/26	68,016
396,000	Bank of America Corp., Series G, 3.50%, 4/19/26	390,722
397,000	Bank of America Corp., 4.25%, 10/22/26	401,806
730,000	Citigroup, Inc., 4.05%, 7/30/22	755,538
1,000,000	Citigroup, Inc., 4.30%, 11/20/26	1,009,128
250,000	Citizens Bank NA/RI, 2.55%, 5/13/21, Callable 4/13/21 @ 100	248,465
2,005,000	JPMorgan Chase & Co., 3.88%, 9/10/24	2,028,732
231,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100	220,487
1,422,000	JPMorgan Chase & Co., 4.13%, 12/15/26	1,451,373
550,000	Regions Financial Corp., 3.20%, 2/8/21, Callable 1/8/21 @ 100	557,783

		8,841,684

Beverages (0.5%):
992,000	Anheuser-Busch InBev NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100	1,009,590
939,000	Anheuser-Busch InBev NV, 4.70%, 2/1/36, Callable 8/1/35 @ 100	987,704
1,074,000	Anheuser-Busch InBev NV, 4.90%, 2/1/46, Callable 8/1/45 @ 100	1,160,855

		3,158,149

Capital Markets (0.2%):
399,000	Goldman Sachs Group, Inc. (The), 2.55%, 10/23/19	401,929
276,000	Intercontinental Exchange, Inc., 3.75%, 12/1/25, Callable 9/1/25 @ 100	283,038
154,000	IntercontinentalExchange, 2.75%, 12/1/20, Callable 11/1/20 @ 100	155,389
523,000	Morgan Stanley, 4.88%, 11/1/22	560,519
114,000	Tiaa Asset Management Finance LLC, 2.95%, 11/1/19(c)	115,968

		1,516,843

Chemicals (0.2%):
350,000	CF Industries Holdings, Inc., 3.45%, 6/1/23	314,650
350,000	CF Industries, Inc., 4.95%, 6/1/43	286,125
500,000	Platform Specialty Products, 6.50%, 2/1/22, Callable 2/1/18 @ 103.25(c)	503,750

		1,104,525

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Commercial Services & Supplies (0.2%):
$500,000	ADT Corp., 6.25%, 10/15/21	$542,500
500,000	Prime Securities Services Borrower / Finance, 9.25%, 5/15/23, Callable 5/15/19 @ 104.63(c)	544,375

		1,086,875

Consumer Finance (2.2%):
2,050,000	Ally Financial, Inc., 3.75%, 11/18/19	2,058,774
320,000	Capital One Financial Co., 2.45%, 4/24/19, Callable 3/24/19 @ 100	322,026
534,000	Capital One NA, 2.95%, 7/23/21, Callable 6/23/21 @ 100	535,979
1,000,000	Discover Bank, 3.20%, 8/9/21, Callable 7/9/21 @ 100	1,005,858
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,077,350
600,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	623,538
533,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	533,722
600,000	Ford Motor Credit Co. LLC, 2.88%, 10/1/18	607,166
1,000,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	998,515
751,000	Ford Motor Credit Co. LLC, 5.88%, 8/2/21	829,380
383,000	General Motors Financial Co., 3.50%, 7/10/19	389,992
500,000	General Motors Financial Co., 4.20%, 3/1/21, Callable 2/1/21 @ 100	515,874
400,000	General Motors Financial Co., 3.20%, 7/6/21, Callable 6/6/21 @ 100	396,663
2,363,000	General Motors Financial Co., 4.38%, 9/25/21	2,451,173
200,000	General Motors Financial Co., 4.25%, 5/15/23	202,403
161,000	Hyundai Capital America, 2.88%, 8/9/18(c)	162,875
378,000	Hyundai Capital America, 2.55%, 2/6/19(c)	380,211
900,000	SLM Corp., 5.50%, 1/15/19	933,750
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	524,187
610,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	620,948

		15,170,384

Diversified Consumer Services (0.3%):
900,000	Apx Group, Inc., 6.38%, 12/1/19, Callable 2/6/17 @ 103.19	925,875
500,000	Apx Group, Inc., 8.75%, 12/1/20, Callable 2/6/17 @ 104.38	503,750
700,000	Laureate Education, Inc., 9.25%, 9/1/19, Callable 2/6/17 @ 104.63(c)	714,875

		2,144,500

Diversified Financial Services (0.1%):
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(c)	487,857

Diversified Telecommunication Services (0.5%):
322,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	319,756
614,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100	619,231
28,000	CenturyLink, Inc., 5.15%, 6/15/17	28,420
62,000	CenturyLink, Inc., 6.15%, 9/15/19	66,340

Continued

7

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Diversified Telecommunication Services, continued
$500,000	Verizon Communications, Inc., 6.25%, 4/1/37	$592,800
930,000	Verizon Communications, Inc., 5.01%, 8/21/54	925,129
500,000	Zayo Group LLC/Zayo Capital, 6.38%, 5/15/25, Callable 5/15/20 @ 103.19	522,500

		3,074,176

Electric Utilities (0.3%):
110,000	Emera U.S. Finance LP, 2.15%, 6/15/19(c)	109,818
174,000	Emera U.S. Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100(c)	171,047
109,000	Emera US Finance, LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100(c)	107,893
436,000	Exelon Corp., 3.95%, 6/15/25, Callable 3/15/25 @ 100	448,224
305,000	FirstEnergy Solutions Co., 6.05%, 8/15/21(a)	120,475
679,000	FirstEnergy, Inc., 2.75%, 3/15/18, Callable 2/15/18 @ 100	685,168
117,000	NV Energy, Inc., 6.25%, 11/15/20	132,684
2,581,000	Texas Competitive Electric Holdings Co. LLC, 11.50%, 10/1/20(c)(g)	25,810

		1,801,119

Energy Equipment & Services (0.1%):
234,000	Halliburton Co., 3.80%, 11/15/25, Callable 8/15/25 @ 100	237,720
205,000	Halliburton Co., 4.85%, 11/15/35, Callable 5/15/35 @ 100	216,199
280,000	Halliburton Co., 5.00%, 11/15/45, Callable 5/15/45 @ 100	301,964

		755,883

Equity Real Estate Investment Trusts (2.2%):
500,000	American Tower Corp., 2.80%, 6/1/20, Callable 5/1/20 @ 100	500,265
1,000,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	986,652
279,000	Brandywine Realty Trust, 4.95%, 4/15/18, Callable 3/15/18 @ 100	288,409
528,000	Brixmor Operating Partners LP, 3.25%, 9/15/23, Callable 7/15/23 @ 100	511,889
1,000,000	Brixmor Operating Partners LP, 3.85%, 2/1/25, Callable 11/1/24 @ 100	984,711
1,114,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100	1,179,464
173,000	DDR Corp., 4.25%, 2/1/26, Callable 11/1/25 @ 100	173,967
315,000	Digital Realty Trust, LP, 3.95%, 7/1/22, Callable 5/1/22 @ 100	323,690
900,000	Digital Realty Trust, LP, 4.75%, 10/1/25, Callable 7/1/25 @ 100	934,125
183,000	Duke Realty, LP, 3.63%, 4/15/23, Callable 1/15/23 @ 100	185,887
500,000	Equinix, Inc., 5.75%, 1/1/25, Callable 1/1/20 @ 102.88	522,500

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$500,000	HCP, Inc., 3.15%, 8/1/22, Callable 5/1/22 @ 100	$493,698
800,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/17/24 @ 100	799,601
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 1/1/19 @ 100	519,110
307,000	Health Care REIT, Inc., 4.00%, 6/1/25, Callable 3/1/25 @ 100	313,751
735,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	720,190
113,000	Mid-America Apartments cOMMUNITIES, Inc., 4.00%, 11/15/25, Callable 8/15/25 @ 100	114,532
526,000	OMEGA Healthcare Investors, 5.25%, 1/15/26, Callable 10/15/25 @ 100	540,396
549,000	Omega Hlthcare Investors, 4.38%, 8/1/23, Callable 6/1/23 @ 100	543,618
1,628,000	Omega Hlthcare Investors, 4.50%, 4/1/27, Callable 1/1/27 @ 100	1,562,352
600,000	Sabra Health/Capital Corp., 5.50%, 2/1/21, Callable 2/6/17 @ 104.13	616,500
700,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	709,908
275,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	274,451
111,000	Ventas Realty LP, 4.00%, 4/30/19, Callable 1/30/19 @ 100	115,071
118,000	Ventas Realty LP, 3.13%, 6/15/23, Callable 3/15/23 @ 100	115,836
1,361,000	Ventas Realty LP, 3.50%, 2/1/25, Callable 11/1/24 @ 100	1,339,939
151,000	Ventas Realty LP, 4.13%, 1/15/26, Callable 10/15/25 @ 100	154,368

		15,524,880

Food & Staples Retailing (0.1%):
244,000	CVS Health, 3.50%, 7/20/22, Callable 5/20/22 @ 100	250,709
271,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	276,086

		526,795

Food Products (0.1%):
350,000	Post Holdings, Inc., 6.75%, 12/1/21, Callable 12/1/17 @ 103.38(c)	373,625

Health Care Providers & Services (0.5%):
400,000	Community Health System, Inc., 6.88%, 2/1/22, Callable 2/1/18 @ 103.44	278,000
400,000	DaVita HealthCare Partners, Inc., 5.13%, 7/15/24, Callable 7/15/19 @ 102.56	399,000
355,000	HCA, Inc., 3.75%, 3/15/19	364,763
1,900,000	HCA, Inc., 6.50%, 2/15/20	2,078,599
25,000	HCA, Inc., 5.88%, 3/15/22	26,938
20,000	HCA, Inc., 4.75%, 5/1/23	20,475
400,000	Tenet Healthcare Corp., 8.13%, 4/1/22	377,400

		3,545,175

Continued

8

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Hotels, Restaurants & Leisure (0.3%):
$500,000	Landry’s, Inc., 6.75%, 10/15/24, Callable 10/15/19 @ 103.38(c)	$507,500
86,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100	86,959
227,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100	231,108
117,000	McDonald’s Corp., 4.70%, 12/9/35, Callable 6/9/35 @ 100	123,776
900,000	Scientific Games Interna, 6.63%, 5/15/21, Callable 5/15/17 @ 104.97	760,500

		1,709,843

Independent Power & Renewable Electricity Producers (0.1%):
500,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100	508,750
230,000	NRG Energy, 6.25%, 5/1/24, Callable 5/1/19 @ 103.13	223,675

		732,425

Insurance (0.6%):
218,000	American International Group, Inc., 3.30%, 3/1/21, Callable 2/1/21 @ 100	223,294
809,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	814,221
500,000	Pacific Life Insurance Co., 9.25%, 6/15/39(c)	738,562
436,000	Pacific Lifecorp, 5.13%, 1/30/43(c)	445,649
497,000	Teachers Insurance & Annuity Association, 4.90%, 9/15/44(c)	537,633
1,042,000	Unum Group, 5.75%, 8/15/42	1,121,835

		3,881,194

Internet Software & Services (0.1%):
350,000	Genesys/Greeneden LUX/US, 10.00%, 11/30/24, Callable 11/30/19 @ 107.5(c)	371,875

IT Services (0.1%):
500,000	First Data Corp., 5.38%, 8/15/23, Callable 8/15/18 @ 102.69(c)	518,750

Life Sciences Tools & Services (0.0%):
66,000	Thermo Fisher Scientific, 2.40%, 2/1/19	66,502

Machinery (0.0%):
34,000	Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 1/15/19	34,609

Media (1.2%):
322,000	21st Century Fox America, 6.15%, 2/15/41	380,851
395,000	21st Century Fox America, 7.75%, 12/1/45	547,762
500,000	Altice US Finance I Corp., 5.38%, 7/15/23, Callable 7/15/18 @ 104.03(c)	518,750
400,000	AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 102.5	402,000
750,000	MHGE Parent LLC/Finance, 8.50%, 8/1/19, Callable 2/6/17 @ 101(c)	753,750
500,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103.31(c)	546,250

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$500,000	Sirius XM Radio, Inc., 5.38%, 4/15/25, Callable 4/15/20 @ 102.69(c)	$497,500
716,000	Time Warner Cable, Inc., 8.25%, 4/1/19	804,569
1,000,000	Time Warner Cable, Inc., 4.13%, 2/15/21, Callable 11/15/20 @ 100	1,033,842
623,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	639,779
155,000	Time Warner Cable, Inc., 6.55%, 5/1/37	175,468
280,000	Time Warner Cable, Inc., 7.30%, 7/1/38	344,440
1,500,000	Time Warner Cable, Inc., 6.75%, 6/15/39	1,743,872
69,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	70,146
46,000	Viacom, Inc., 2.50%, 9/1/18	46,138

		8,505,117

Metals & Mining (0.0%):
110,000	Freeport-McMoRan, Inc., 2.30%, 11/14/17	109,175

Multi-Utilities (0.1%):
339,000	Sempra Energy, 6.00%, 10/15/39	403,935

Oil, Gas & Consumable Fuels (1.7%):
800,000	Access Midstream Partner, 4.88%, 3/15/24, Callable 3/15/19 @ 102.44	807,826
624,000	Anadarko Finance Co., 7.50%, 5/1/31	794,132
149,000	Anadarko Petroleum Corp., 4.85%, 3/15/21, Callable 2/15/21 @ 100	159,763
308,000	Anadarko Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100	344,732
78,000	Anadarko Petroleum Corp., 6.45%, 9/15/36	92,833
410,000	Anadarko Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100	505,677
400,000	Antero Resources Corp., 5.13%, 12/1/22, Callable 6/1/17 @ 103.84	404,000
88,000	Columbia Pipeline Group, 2.45%, 6/1/18	88,430
132,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	138,675
500,000	Crestwood Midstream Partners, 6.13%, 3/1/22, Callable 1/23/17 @ 104.59	512,500
166,000	DCP Midstream Operating LLC, 2.50%, 12/1/17, Callable 11/1/17 @ 100	165,170
302,000	DCP Midstream Operating LLC, 2.70%, 4/1/19, Callable 3/1/19 @ 100	298,225
1,500,000	DCP Midstream Operating LLC, 5.35%, 3/15/20(c)	1,556,251
117,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100	114,870
124,000	Enable Midstream PartnerS LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100	117,620
400,000	Endeavor Energy Resource, 7.00%, 8/15/21, Callable 2/6/17 @ 105.25(c)	416,000
111,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100	112,594
195,000	Kinder Morgan Energy Partners LP, 2.65%, 2/1/19	196,026
42,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	46,184

Continued

9

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$979,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	$998,103
112,000	Kinder Morgan, Inc./Delawa, 5.05%, 2/15/46, Callable 8/15/45 @ 100	110,869
70,000	MPLX LP, 4.00%, 2/15/25, Callable 11/15/24 @ 100	68,040
38,000	Phillips 66 Partners LP, 2.65%, 2/15/20, Callable 1/15/20 @ 100	37,883
500,000	Sabine Pass Liquefaction LLC, 5.75%, 5/15/24, Callable 2/15/24 @ 100	536,250
233,000	Southwestern Energy Co., 6.70%, 1/23/25, Callable 10/23/24 @ 100(b)	238,243
400,000	Sunoco LP/Finance Corp., 6.25%, 4/15/21, Callable 4/15/18 @ 103.13	407,500
103,000	Western Gas Partners, LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100	106,646
1,565,000	Williams Companies, Inc., 4.55%, 6/24/24, Callable 3/24/24 @ 100	1,553,264
349,000	Williams Companies, Inc., 5.75%, 6/24/44, Callable 12/24/43 @ 100	338,530
299,000	Williams Cos., Inc. (The), 3.70%, 1/15/23, Callable 10/15/22 @ 100	288,535
239,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100	240,265
162,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	166,410
285,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	287,796

		12,249,842

Pharmaceuticals (0.1%):
500,000	Endo Finance LLC, 6.00%, 7/15/23, Callable 7/15/18 @ 104.5(c)	438,125

Professional Services (0.1%):
350,000	Ceridian Hcm Holding, Inc., 11.00%, 3/15/21, Callable 2/6/17 @ 108.25(c)	359,625

Real Estate Management & Development (0.3%):
1,625,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	1,676,334

Semiconductors & Semiconductor Equipment (0.1%):
400,000	QORVO, Inc., 7.00%, 12/1/25, Callable 12/1/20 @ 103.5	443,000

Software (0.3%):
1,100,000	Inception Merger Sub, Inc. /Rackspace Hosting, Inc., 8.63%, 11/15/24, Callable 11/15/19 @ 106.47(c)	1,164,295
500,000	Solera LLC, 10.50%, 3/1/24, Callable 3/1/19 @ 107.88(c)	562,500
350,000	Sophia LP/Finance, Inc., 9.00%, 9/30/23, Callable 9/30/18 @ 104.5(c)	371,875

		2,098,670

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Specialty Retail (0.1%):
$400,000	L Brands, Inc., 6.75%, 7/1/36	$405,000

Technology Hardware, Storage & Peripherals (0.1%):
441,000	Hewlett-Packard Co., 3.60%, 10/15/20, Callable 9/15/20 @ 100	448,635

Tobacco (0.4%):
212,000	Altria Group, Inc., 4.00%, 1/31/24	224,003
94,000	Reynolds American, Inc., 3.25%, 6/12/20	96,318
320,000	Reynolds American, Inc., 4.00%, 6/12/22	334,695
232,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	244,948
120,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	137,837
923,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	1,092,949
400,000	Vector Group, Ltd., 7.75%, 2/15/21, Callable 2/6/17 @ 105.81	417,000

		2,547,750

Trading Companies & Distributors (0.2%):
200,000	Air Lease Corp., 2.13%, 1/15/18	200,356
442,000	Air Lease Corp., 2.63%, 9/4/18, Callable 8/4/18 @ 100	445,082
471,000	Air Lease Corp., 3.75%, 2/1/22, Callable 12/1/21 @ 100	485,152

		1,130,590

Wireless Telecommunication Services (0.2%):
950,000	T-Mobile USA, Inc., 6.63%, 4/1/23, Callable 4/1/18 @ 103.31	1,007,000

Total Corporate Bonds (Cost $102,737,655)		101,126,105

Foreign Bonds (0.0%):
Sovereign Bonds (0.0%):
50,000	Korea Treasury Bond, Series 2103, 2.00%, 3/10/21+	41
2,000	Philippine Government, Series 5-72, 2.13%, 5/23/18+	40

		81

Total Foreign Bonds (Cost $0)		81

Yankee Dollars (8.9%):
Banks (1.4%):
430,000	Barclays Bank plc, 3.25%, 1/12/21	430,419
585,000	Barclays Bank plc, 4.38%, 1/12/26	592,501
205,000	HSBC Holdings plc, 4.25%, 3/14/24	208,306
656,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26(c)	626,007
530,000	Rabobank Nederland NY, 4.38%, 8/4/25	543,848
490,000	Royal Bank of Canada, 4.65%, 1/27/26	522,009
2,550,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	2,711,499
452,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	473,113
1,659,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	1,723,210
2,212,000	Royal Bank of Scotland Group plc, 5.13%, 5/28/24	2,205,543

		10,036,455

Continued

10

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Capital Markets (0.8%):
$470,000	Credit Suisse Group Fun, Ltd., 2.75%, 3/26/20	$465,920
670,000	Credit Suisse Group Fun, Ltd., 3.80%, 9/15/22	675,942
787,000	Credit Suisse Group Fun, Ltd., 3.80%, 6/9/23	786,133
470,000	Credit Suisse Group Fun, Ltd., 3.75%, 3/26/25	462,857
42,000	Credit Suisse New York, 6.00%, 2/15/18	43,684
860,000	Deutsche Bank AG, 2.85%, 5/10/19	856,348
979,000	Deutsche Bank AG, 4.50%, 4/1/25	937,514
314,000	Thomson Reuters Corp., 3.85%, 9/29/24, Callable 6/29/24 @ 100	320,373
491,000	UBS Group AG, 4.13%, 9/24/25(c)	500,460

		5,049,231

Diversified Financial Services (0.7%):
754,000	Banco Nacional de Desenvolvimento Economico, 6.37%, 6/16/18(c)	787,764
1,820,000	Banco Nacional de Desenvolvimento Economico, 4.00%, 4/14/19(c)	1,828,135
126,000	Banco Nacional de Desenvolvimento Economico, 6.50%, 6/10/19(c)	133,837
966,000	Banco Nacional de Desenvolvimento Economico, 5.50%, 7/12/20(c)	1,000,612
334,000	Banco Nacional de Desenvolvimento Economico, 5.75%, 9/26/23(c)	334,912
308,000	Petroleos Mexicanos, 5.75%, 3/1/18	318,549

		4,403,809

Diversified Telecommunication Services (0.2%):
400,000	Columbus International, Inc., 7.38%, 3/30/21, Callable 3/30/18 @ 103.69(c)	425,656
700,000	Telecom Italia SpA, 5.30%, 5/30/24(c)	684,250
300,000	Telesat Canada, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66(c)	312,750

		1,422,656

Food Products (0.3%):
500,000	Fage International / Fage USA, 5.63%, 8/15/26, Callable 8/15/21 @ 102.81(c)	501,250
1,200,000	JBS Investments GMBH, 7.75%, 10/28/20, Callable 10/28/17 @ 103.88(c)	1,273,560

		1,774,810

Media (0.4%):
1,000,000	Altice Finco SA, 9.88%, 12/15/20, Callable 2/6/17 @ 104.94(c)	1,055,000
1,300,000	Altice SA, 7.75%, 5/15/22, Callable 5/15/17 @ 105.81(c)	1,387,750
200,000	MDC Partners, Inc., 6.50%, 5/1/24, Callable 5/1/19 @ 104.88(c)	180,000

		2,622,750

Metals & Mining (0.4%):
200,000	BHP Billiton Finance USA, Ltd., 6.25%, 10/19/75, Callable 10/19/20 @ 100(b)(c)	216,540
456,000	BHP Billiton Finance USA, Ltd., 6.75%, 10/19/75, Callable 10/20/25 @ 100(b)(c)	511,860

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Metals & Mining, continued
$200,000	Codelco, Inc., 4.88%, 11/4/44(c)	$196,267
1,500,000	Codelco, Inc., 4.88%, 11/4/44(c)	1,471,999

		2,396,666

Oil, Gas & Consumable Fuels (2.2%):
164,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	163,604
28,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	29,801
489,000	Cenovus Energy, Inc., 5.70%, 10/15/19	523,103
330,000	Empresa Nacional del Pet, 4.38%, 10/30/24(c)	329,644
135,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100	138,225
156,000	Enbridge, Inc., 5.50%, 12/1/46, Callable 5/29/46 @ 100	166,923
234,000	Petrobras Global Finance Co., 4.38%, 5/20/23	204,446
823,000	Petrobras Global Finance Co., 5.63%, 5/20/43	608,362
1,793,000	Petrobras Global Finance Co., 7.25%, 3/17/44	1,582,680
1,087,000	Petrobras International Finance Co., 5.75%, 1/20/20	1,100,588
3,241,000	Petrobras International Finance Co., 5.38%, 1/27/21	3,169,698
450,000	Petroleos Mexicanos, 3.50%, 7/18/18	454,050
237,000	Petroleos Mexicanos, 8.00%, 5/3/19	260,108
151,000	Petroleos Mexicanos, 6.00%, 3/5/20	159,267
515,000	Petroleos Mexicanos, 3.50%, 7/23/20	504,056
285,000	Petroleos Mexicanos, 3.50%, 1/30/23	261,630
650,000	Petroleos Mexicanos, 4.63%, 9/21/23(c)	632,320
1,169,000	Petroleos Mexicanos, 4.88%, 1/18/24	1,133,474
694,000	Petroleos Mexicanos, 4.50%, 1/23/26	632,234
256,000	Petroleos Mexicanos, 6.50%, 3/13/27(d)	264,064
696,000	Petroleos Mexicanos, 6.50%, 6/2/41	651,839
563,000	Petroleos Mexicanos, 5.50%, 6/27/44	468,529
673,000	Petroleos Mexicanos, 5.63%, 1/23/46	558,590
1,123,000	Petroleos Mexicanos, 6.75%, 9/21/47(c)	1,061,010

		15,058,245

Pharmaceuticals (0.6%):
230,000	Actavis Funding SCS, 2.45%, 6/15/19	230,974
820,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	832,307
225,000	Mylan NV, 2.50%, 6/7/19(c)	223,782
459,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100(c)	450,456
226,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100(c)	211,502
200,000	Perrigo Finance plc, 3.50%, 12/15/21, Callable 10/15/21 @ 100	201,604
600,000	Perrigo Finance plc, 3.90%, 12/15/24, Callable 9/15/24 @ 100	587,353
324,000	Teva Pharmaceuticals Industries, Ltd., 2.20%, 7/21/21	309,967

Continued

11

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Pharmaceuticals, continued
$232,000	Teva Pharmaceuticals Industries, Ltd., 2.80%, 7/21/23	$219,609
276,000	Teva Pharmaceuticals Industries, Ltd., 3.15%, 10/1/26	254,452
470,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06(c)	353,088

		3,875,094

Software (0.1%):
350,000	Open Text Corp., 5.63%, 1/15/23, Callable 1/15/18 @ 104.22(c)	365,750

Sovereign Bonds (1.1%):
900,000	Dominican Republic, 5.50%, 1/27/25(c)	867,834
4,500,000	Republic of Argentina, Series X, 7.00%, 4/17/17(e)	4,686,750
1,500,000	Republic of Belarus, 8.95%, 1/26/18(c)	1,546,800

		7,101,384

Tobacco (0.2%):
462,000	Imperial Tobacco Finance, 3.75%, 7/21/22, Callable 5/21/22 @ 100(c)	474,276
700,000	Imperial Tobacco Finance, 4.25%, 7/21/25, Callable 4/21/25 @ 100(c)	722,558

		1,196,834

Trading Companies & Distributors (0.5%):
900,000	Aercap Ireland Capital, Ltd./and AerCap Global Aviation Trust, 5.00%, 10/1/21	946,125
1,450,000	Aercap Ireland Capital, Ltd./and AerCap Global Aviation Trust, 4.63%, 7/1/22	1,493,500
500,000	Fly Leasing, Ltd., 6.38%, 10/15/21, Callable 10/15/17 @ 104.78	520,000

		2,959,625

Total Yankee Dollars (Cost $58,698,402)		58,263,309

Municipal Bonds (1.2%):
Puerto Rico (0.0%):
4,000	Puerto Rico Commonwealth, GO, Series A, 8.00%, 7/1/35, Callable 7/1/20 @ 100	2,690

California (0.5%):
1,995,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	2,895,233

		2,895,233

Illinois (0.7%):
5,315,000	Chicago Illinois, Taxable Project, GO, Series B, 5.43%, 1/1/42	4,805,216

		4,805,216

Total Municipal Bonds (Cost $8,133,552)		7,703,139

U.S. Government Agency Mortgages (10.3%):
Federal National Mortgage Association (8.2%)
1,948,229	3.00%, 6/1/29	2,000,981
1,600,000	2.50%, 1/25/31	1,602,531
2,000,000	2.50%, 12/1/31	2,004,937

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$4,528,789	5.50%, 9/1/41	$5,075,052
747,574	3.00%, 8/1/42	747,361
581,420	3.00%, 10/1/42	581,255
1,086,726	3.00%, 10/1/42	1,086,415
1,082,024	3.00%, 11/1/42	1,081,714
400,644	3.00%, 12/1/42	400,530
1,683,612	3.00%, 1/1/43	1,683,133
4,286,980	4.00%, 11/1/45	4,508,856
100,000	3.00%, 1/25/46	99,341
5,000,000	4.50%, 1/25/47	5,377,929
1,000,000	4.00%, 1/25/46	1,051,309
16,939,465	3.50%, 2/1/46	17,374,321
4,845,240	4.00%, 4/1/46	5,119,692
399,961	3.00%, 8/1/46	397,767
400,000	3.00%, 12/1/46	397,806
2,700,000	3.00%, 12/1/46	2,685,188
500,000	3.00%, 12/1/46	497,257
499,950	3.00%, 1/1/47	497,626

		54,271,001

Federal Home Loan Mortgage Corp. (1.2%)
3,000,000	4.00%, 1/15/46	3,150,996
3,990,050	3.00%, 11/1/46	3,966,156
799,970	3.00%, 1/1/47	795,180

		7,912,332

Government National Mortgage Association (0.8%)
2,100,000	3.50%, 1/20/46	2,182,975
2,900,000	3.00%, 1/20/46	2,936,307

		5,119,282

Federal Home Loan Mortgage Corporation (0.1%)
600,389	5.00%, 2/1/38	659,702

Total U.S. Government Agency Mortgages (Cost $68,864,906)		67,962,317

U.S. Treasury Obligations (20.3%):
U.S. Treasury Bills (1.7%)
10,803,000	0.53%, 4/20/17(e)	10,785,618
250,000	0.67%, 8/17/17(e)^	248,941

		11,034,559

U.S. Treasury Inflation Index Bonds (1.4%)
1,430,000	1.38%, 2/15/44	1,618,628
6,447,000	0.75%, 2/15/45	6,227,184
1,150,000	1.00%, 2/15/46	1,178,177

		9,023,989

U.S. Treasury Bonds (1.8%)
1,029,000	3.00%, 11/15/45	1,014,932
11,342,000	2.88%, 11/15/46	10,950,349

		11,965,281

U.S. Treasury Notes (13.8%)
11,592,000	0.75%, 9/30/18	11,513,661
12,085,000	1.38%, 12/15/19	12,056,201

Continued

12

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
U.S. Treasury Obligations, continued
U.S. Treasury Notes, continued
$30,000,000	1.75%, 12/31/20	$29,990,641
2,851,000	1.25%, 3/31/21	2,785,182
910,000	1.38%, 4/30/21	892,689
13,364,000	1.13%, 9/30/21	12,890,514
4,791,000	1.63%, 11/30/21	4,755,254
6,324,000	1.38%, 9/30/23	5,988,777
3,900,800	1.50%, 8/15/26	3,587,671
6,434,000	2.00%, 11/15/26	6,190,460

		90,651,050

U.S. Treasury Inflation Index Notes (1.6%)
2,238,000	0.25%, 1/15/25	2,246,332
5,000,000	0.63%, 1/15/26	5,131,316
3,330,000	0.13%, 7/15/26	3,247,355

		10,625,003

Total U.S. Treasury Obligations (Cost $136,485,567)		133,299,882

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Unaffiliated Investment Company (4.2%):
$27,299,140	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(e)	$27,299,140

Total Unaffiliated Investment Company (Cost $27,299,140)		27,299,140

Total Investment Securities (Cost $662,235,124)(f) — 102.1%		671,672,479
Net other assets (liabilities) — (2.1)%		(13,945,112)

Net Assets — 100.0%		$657,727,367

Percentages indicated are based on net assets as of December 31, 2016.

GO—General Obligation

MTN—Medium Term Note

^	All or a portion of the security has been pledged as collateral for open derivative positions.

#	Security issued in connection with a pending litigation settlement.

*	Non-income producing security.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.09% of the net assets of the fund.

(b)	Variable rate security. The rate presented represents the rate in effect at December 31, 2016. The date presented represents the final maturity date.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.04% of the net assets of the fund.

(e)	The rate represents the effective yield at December 31, 2016.

(f)	See Federal Tax Information listed in the Notes to the Financial Statements.

(g)	Defaulted bond

Continued

13

AZL Pyramis Multi-Strategy Fund

Schedule of Portfolio Investments

December 31, 2016

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Argentina	0.7%
Australia	0.1%
Austria	0.2%
Barbados	0.1%
Belarus	0.2%
Bermuda	0.1%
Brazil	0.7%
Canada	0.5%
Cayman Islands	0.5%
Chile	0.3%
Dominican Republic	0.1%
Germany	0.3%
Guernsey	0.4%
Hong Kong	0.2%

Country	Percentage
Ireland (Republic of)	1.2%
Italy	0.2%
Jersey	0.1%
Luxembourg	0.6%
Mexico	1.0%
Netherlands	1.1%
Panama	0.2%
Philippines	—%NM
Republic of Korea (South)	—%NM
Switzerland	0.1%
United Kingdom	1.3%
United States	89.8%

100.0%

NM	Not meaningful, amount is less than 0.05%.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	29	$3,242,490	$(29,701)

See accompanying notes to the financial statements.

14

AZL Pyramis Multi-Strategy Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$662,235,124

Investment securities, at value	$671,672,479
Cash	328,139
Interest and dividends receivable	3,182,089
Foreign currency, at value (cost $143,813)	126,802
Receivable for investments sold	7,693,271
Reclaims receivable	168,078
Prepaid expenses	3,684

Total Assets	683,174,542

Liabilities:
Payable for investments purchased	24,731,659
Payable for capital shares redeemed	176,578
Payable for variation margin on futures contracts	13,793
Manager fees payable	195,283
Administration fees payable	17,527
Distribution fees payable	139,892
Custodian fees payable	148,360
Administrative and compliance services fees payable	1,763
Trustee fees payable	1,339
Other accrued liabilities	20,981

Total Liabilities	25,447,175

Net Assets	$657,727,367

Net Assets Consist of:
Capital	$627,236,719
Accumulated net investment income/(loss)	405,526
Accumulated net realized gains/(losses) from investment transactions	20,635,021
Net unrealized appreciation/(depreciation) on investments	9,450,101

Net Assets	$657,727,367

Shares of beneficial interest (unlimited number of shares authorized, no par value)	52,919,690
Net Asset Value (offering and redemption price per share)	$12.43

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$12,569,239
Interest	11,374,642
Income from securities lending	417,796
Foreign withholding tax	(657,440)

Total Investment Income	23,704,237

Expenses:
Manager fees	4,803,459
Administration fees	233,904
Distribution fees	1,715,519
Custodian fees	279,641
Administrative and compliance services fees	11,510
Trustee fees	38,793
Professional fees	35,500
Shareholder reports	22,137
Other expenses	23,842

Total expenses before reductions	7,164,305
Less expenses voluntarily waived/reimbursed by the Manager	(345,472)
Less expense contractually waived/reimbursed by the Manager	(134,642)

Net expenses	6,684,191

Net Investment Income/(Loss)	17,020,046

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	21,359,668
Net realized gains/(losses) on futures contracts	508,784
Net realized gains/(losses) on swap agreements	(2,145,967)
Net realized gains/(losses) on forward currency contracts	(9,917,268)
Change in net unrealized appreciation/depreciation on investments	15,349,957

Net Realized/Unrealized Gains/(Losses) on Investments	25,155,174

Change in Net Assets Resulting From Operations	$42,175,220

See accompanying notes to the financial statements.

15

Statements of Changes in Net Assets

	AZL Pyramis Multi-Strategy Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$17,020,046	$17,911,656
Net realized gains/(losses) on investment transactions	9,805,217	10,556,957
Change in unrealized appreciation/depreciation on investments	15,349,957	(70,236,946)

Change in net assets resulting from operations	42,175,220	(41,768,333)

Distributions to Shareholders:
From net investment income	(9,919,576)	(31,650,523)
From net realized gains	(12,249,273)	(19,578,033)

Change in net assets resulting from distributions to shareholders	(22,168,849)	(51,228,556)

Capital Transactions:
Proceeds from shares issued	5,635,660	67,861,575
Proceeds from dividends reinvested	22,168,849	51,228,556
Value of shares redeemed	(125,514,703)	(86,175,340)

Change in net assets resulting from capital transactions	(97,710,194)	32,914,791

Change in net assets	(77,703,823)	(60,082,098)
Net Assets:
Beginning of period	735,431,190	795,513,288

End of period	$657,727,367	$735,431,190

Accumulated net investment income/(loss)	$405,526	$9,080,621

Share Transactions:
Shares issued	465,828	5,171,923
Dividends reinvested	1,814,145	4,247,808
Shares redeemed	(10,357,832)	(6,412,496)

Change in shares	(8,077,859)	3,007,235

See accompanying notes to the financial statements.

16

AZL Pyramis Multi-Strategy Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$12.06	$13.72	$13.86	$12.01	$10.75

Investment Activities:
Net Investment Income/(Loss)	0.34	0.32	0.32	0.15	0.27
Net Realized and Unrealized Gains/(Losses) on Investments	0.44	(1.07)	(0.01)	2.01	1.31

Total from Investment Activities	0.78	(0.75)	0.31	2.16	1.58

Dividends to Shareholders From:
Net Investment Income	(0.18)	(0.56)	(0.22)	(0.22)	(0.27)
Net Realized Gains	(0.23)	(0.35)	(0.23)	(0.09)	(0.05)

Total Dividends	(0.41)	(0.91)	(0.45)	(0.31)	(0.32)

Net Asset Value, End of Period	$12.43	$12.06	$13.72	$13.86	$12.01

Total Return(a)	6.52%	(5.46)%	2.14%	18.12%	14.78%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$657,727	$735,431	$795,513	$711,214	$409,883
Net Investment Income/(Loss)	2.48%	2.31%	2.51%	2.10%	2.80%
Expenses Before Reductions(b)	1.04%	1.04%	1.04%	1.05%	1.09%
Expenses Net of Reductions	0.97%	1.04%	1.04%	1.05%	1.09%
Portfolio Turnover Rate	148%	35%	23%	24%	19%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

See accompanying notes to the financial statements.

17

AZL Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Pyramis Multi-Strategy Fund (formerly, AZL Franklin Templeton Founding Strategy Plus Fund) (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Floating Rate Loans

The Fund may invest in floating rate loans, which usually take the form of loan participations and assignments. These loans are made by banks and other large financial institutions to various companies and are typically senior in the borrowing companies’ capital structure. Coupon rates are variable and are tied to a benchmark lending rate. Loans involve a risk of loss in case of default or insolvency of the financial intermediaries who are parties to the transactions. A Fund records an investment when the borrower withdraws money and records the interest as earned.

Structured Notes

The Fund may invest in structured notes, the values of which are based on the price movements of a reference security or index. Structured notes are derivative debt securities, the interest rate or principal of which is determined by an unrelated indicator. The terms of the structured notes may provide that in certain circumstances no principal is due at maturity and therefore, may result in a loss of invested capital. Structured notes may be positively or negatively indexed, so that appreciation of the reference may produce an increase or a decrease in the interest rate or the value of the structured note at maturity may be calculated as a specified multiple of the change in

18

AZL Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

the value of the reference; therefore, the value of such security may be very volatile. Structured notes may entail a greater degree of market risk than other types of debt securities because the investor bears the risk of the reference. Structured notes may also be more volatile, less liquid, and more difficult to accurately price than less complex securities or more traditional debt securities.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Securities Lending

To generate additional income, the Fund may lend up to 33  1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $43 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $41,685 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

19

AZL Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2016, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The monthly average for these contracts was $165.8 million for the year ended December 31, 2016.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $3.2 million as of December 31, 2016. The monthly average notional amount for these contracts was $0.5 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Swap Agreements

During the year ended December 31, 2016, the Fund invested in swap agreements. A swap is an agreement to exchange the return generated by one instrument for the return generated by another instrument. Swap agreements are privately negotiated in the over-the-counter (“OTC”) market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”). The Fund entered into swap agreements to manage its exposure to market, interest rate, foreign currencies and credit risk. The value of swap agreements are equal to the Fund’s obligations (or rights) under swap agreements, which will generally be equal to the net amounts to be paid or received under the agreements based upon the relative values of the positions held by each party to the agreements. In connection with these arrangements, securities may be identified as collateral in accordance with the terms of the swap agreements to provide assets of value and recourse in the event of default or bankruptcy by the counterparty.

Swaps are marked to market daily using pricing sources approved by the Trustees and the change in value, if any, is recorded as unrealized gain or loss. For OTC swaps, payments received or made at the beginning of the measurement period are recorded as realized gain or loss upon termination or maturity of the OTC swap. A liquidation payment received or made at the termination of the OTC swap is recorded as a realized gain or loss. Net periodic payments received or paid by the Fund are included as part of realized gains (losses). Upon entering a centrally cleared swap, the Fund is required to deposit initial margin with the broker in the form of cash or assets determined to be liquid (the amount is subject to the clearing organization that clears the trade). Daily changes in valuation of centrally cleared swaps, if any, are recorded as a receivable or payable, as applicable, for variation margin on centrally cleared swaps.

Swap agreements involve, to varying degrees, elements of market risk and exposure to loss. The primary risks associated with the use of swap agreements are imperfect correlation between movements in the notional amount and the price of the underlying instruments and the inability of counterparties or clearing house to perform. The counterparty risk for centrally cleared swap agreements is generally lower than for OTC swap agreements because generally a clearing organization becomes substituted for each counterparty to a centrally cleared swap agreement and, in effect, guarantees the parties’ performance under the contract as each party to a trade looks only to a clearing house for performance of financial obligations. However, there can be no assurance that the clearing house, or its members will satisfy its obligations to the Fund.

The notional amounts reflect the extent of the total investment exposure the Fund has under the swap agreement. The Fund bears the risk of loss of the amount expected to be received under a swap agreement (i.e., any unrealized appreciation) in the event of the default or bankruptcy of the swap agreement counterparty. The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”) with select counterparties that govern transactions, such as OTC swap contracts, entered into by the Fund, and those counterparties. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral and events of default or termination. Events of termination include conditions that may entitle counterparties to elect to terminate early and cause settlement of all outstanding OTC swap transactions under the applicable ISDA Master Agreement.

Interest rate swaps involve the exchange of commitments to pay and receive interest based on a notional amount and are subject to interest rate risk exposure. Interest rate swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to interest rate swaps is limited to the net amount of interest payments that a Fund is contractually obligated to make. If the other party to an interest rate swap defaults, a Fund’s risk of loss consists of the net amount of interest payments that the Fund is contractually entitled to receive. As of December 31, 2016, the Fund did not have any outstanding interest rate swap agreements. The monthly average gross notional amount for interest rate swaps was $23.5 for the year ended December 31, 2016.

20

AZL Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$(29,701)

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$508,784	$(29,701)

Foreign Exchange Risk Exposure

Forward Currency Contracts	Net Realized gains/(losses) on forward currency contracts/Change in unrealized appreciation/depreciation on investments	(9,917,268)	(494,229)

Interest Rate Risk Exposure

Interest Rate Swap Agreements	Net realized gains/(losses) on swap agreements/Change in unrealized appreciation/depreciation on investments	(1,740,442)	745,672

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained two independent money management organizations (the “Subadviser”), FIAM LLC (“FIAM”) and Geode Capital Management, LLC (“Geode”) to make investment decisions on behalf of the Fund. Pursuant to subadvisory agreements with the Manager and FIAM, and the Manager and Geode provide investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit**
AZL Pyramis Multi-Strategy Fund	0.70%	0.71%

*	From January 1, 2016 through October 13, 2016, The Manager retained three independent money management organizations, Franklin Advisers, Inc., Franklin Mutual Advisers, LLC and Templeton Global Advisors Limited and the annual rate due to the Manager was 0.70% of average daily net assets. Effective October 14, 2016, the Manager retained BlackRock as subadviser and the annual rate due to the Manager decreased to 0.70% of average daily net assets and voluntarily reduced the management fee to 0.45% on all assets. The Manager reserves the right to increase the management fee to the amount shown in the table at any time.

**	Limit in effect as of October 14, 2016. Prior to that date, the annual expense limit was 1.20%.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.”

At December 31, 2016, the reimbursements that are subject to repayment by the Fund in subsequent years were as follows:

	Expires 12/31/19	Total
AZL Pyramis Multi-Strategy Fund	$134,642	$134,642

21

AZL Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $7,472 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Forward currency contracts are generally valued at the foreign currency exchange rate as of the close of the NYSE and are typically categorized as Level 2 in the fair value hierarchy.

Non exchange-traded derivatives, such as swaps and certain options, are generally valued by approved independent pricing services utilizing techniques which take into account factors such as yields, quality, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes and are typically

22

AZL Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

categorized as Level 2 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks
Air Freight & Logistics	$—	$22,965	$22,965
Oil, Gas & Consumable Fuels	14,554,389	453,899	15,008,288
All Other Common Stocks+	259,292,885	—	259,292,885
Convertible Preferred Stocks+	—	12,874	12,874
Asset Backed Securities	—	1,020,571	1,020,571
Collateralized Mortgage Obligations	—	660,924	660,924
Corporate Bonds+	—	101,126,105	101,126,105
Foreign Bonds+	—	81	81
Yankee Dollars+	—	58,263,309	58,263,309
Municipal Bonds	—	7,703,139	7,703,139
U.S. Government Agency Mortgages	—	67,962,317	67,962,317
U.S. Treasury Obligations	—	133,299,882	133,299,882
Unaffiliated Investment Company	27,299,140	—	27,299,140

Total Investment Securities	301,146,414	370,526,066	671,672,480

Other Financial Instruments:*
Futures Contracts	(29,701)	—	(29,701)

Total Investments	$301,116,713	$370,526,066	$671,642,779

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Pyramis Multi-Strategy Fund	$879,750,019	$905,104,210

For the year ended December 31, 2016, cost of purchases and proceeds from sales of long-term U.S. government securities included above were as follows:

	Purchases	Sales
AZL Pyramis Multi-Strategy Fund	121,942,129	474,077,993

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2016 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Petroleos Mexicanos, 6.50%, 3/13/27	12/6/16	$253,689	256,000	$264,064	0.04%

(a)	Acquisition date represents the initial purchase date of the security.

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AZL Pyramis Multi-Strategy Fund

Notes to the Financial Statements

December 31, 2016

7. Investment Risks

Emerging Markets Risk: Emerging markets may have less developed trading markets and exchanges which may make it more difficult to sell securities at an acceptable price and their prices may be more volatile than securities of companies in more developed markets. Settlements of trades may be subject to greater delays so that the Fund may not receive the proceeds of a sale of a security on a timely basis. Emerging countries may also have less developed legal and accounting systems and investments may be subject to greater risks of government restrictions, nationalization, or confiscation.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $662,474,353. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$20,263,805
Unrealized (depreciation)	(11,065,679)

Net unrealized appreciation/(depreciation)	$9,198,126

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis Multi-Strategy Fund	$9,919,612	$12,249,237	$22,168,849

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis Multi-Strategy Fund	$31,650,523	$19,578,033	$51,228,556

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Pyramis Multi-Strategy Fund	$21,250,075	$—	$—	$9,240,573	$30,490,648

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Pyramis Multi-Strategy Fund (formerly, AZL Franklin Templeton Founding Strategy Plus Fund) (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Pyramis Multi-Strategy Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 62.41% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $12,249,237.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $75.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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ALLIANZ VARIABLE INSURANCE PRODUCTS TRUST

AZL® Pyramis Multi-Strategy Fund

(formerly AZL Franklin Templeton Founding Strategy Plus Fund)

Approval of New Subadvisory Agreement – June 14, 2016 (Unaudited)

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees” of Allianz Variable Insurance Products Trust (the “Trust”)) held on June 14, 2016, the Board considered a recommendation by Allianz Investment Management LLC (the “Manager”), the investment manager to the AZL Franklin Templeton Strategy Plus Fund (the “Fund”), to (a) approve a subadvisory agreement (the “FIAM Agreement”) between the Manager and FIAM LLC (“FIAM”), and a sub-subadvisory agreement (the “Geode Agreement”) between FIAM and Geode Capital Management, LLC (“Geode”), pursuant to which FIAM (as subadviser) and Geode (as sub-subadviser) would replace Franklin Mutual Advisers, LLC, Franklin Advisers Inc., and Templeton Global Advisers Limited (together, “Franklin Templeton”), the prior subadvisers to the Fund, and (b) change the name of the Fund to “AZL Pyramis® Multi-Strategy Fund.” At the June 14 meeting, the Board voted unanimously to approve the FIAM Agreement and the Geode Agreement, which became effective as to the Fund on October 14, 2016. At the meeting, the Board reviewed materials furnished by the Manager pertaining to FIAM and Geode and the FIAM Agreement and the Geode Agreement.

Board Consideration of the FIAM Agreement and the Geode Agreement

At the in-person meeting held on June 14, 2016, the Board considered the Manager’s recommendation that FIAM (as subadviser) and Geode (as sub-subadviser) replace Franklin Templeton as the Fund’s subadviser. At the meeting, the Board reviewed materials furnished by the Manager pertaining to FIAM and Geode and the FIAM Agreement and the Geode Agreement and unanimously approved the FIAM Agreement and the Geode Agreement, which became effective as to the Fund October 14, 2016.

The Manager, as investment manager of all of the outstanding series of the Trust, is charged with researching and recommending subadvisers for the subadvised funds of the Trust, including the Fund. The Manager has adopted policies and procedures to assist it in analyzing each subadviser with expertise in a particular asset class for purposes of making the recommendation that a specific subadviser be selected. The Board reviews and considers the information provided by the Manager in deciding which investment advisers to approve. After an investment adviser becomes a subadviser, a similarly rigorous process is instituted by the Manager to monitor and evaluate the investment performance and other responsibilities of the subadviser. As part of its ongoing obligation to monitor and evaluate the performance of the Fund’s subadviser, the Manager reviewed and evaluated Franklin Templeton’s management of the Fund, with a focus on the Fund’s investment performance in relation to its benchmark.

The Board, including a majority of the independent Trustees, with the assistance of independent counsel to the independent Trustees, considered whether to approve the FIAM Agreement and the Geode Agreement for the Fund in light of its experience in governing the Trust and working with the Manager and the subadvisers on matters relating to the mutual funds that are outstanding series of the Trust. The independent Trustees are those Trustees who are not “interested persons” of the Trust within the meaning of the 1940 Act, and are not employees of or affiliated with the Fund, the Manager, Franklin Templeton, FIAM or Geode. At least annually, the Board receives from experienced counsel who are independent of the Manager a memorandum discussing the legal standards for the Board’s consideration of proposed investment advisory or subadvisory agreements. In its deliberations, the Board considered all factors that the Trustees believed were relevant. The Board based its decision to approve the FIAM Agreement and the Geode Agreement on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. The Board approved the termination of the Franklin Templeton Agreement and determined that the FIAM Agreement and the Geode Agreement were reasonable and in the best interests of the Fund, and approved FIAM and Geode as the Fund’s new subadviser and sub-subadviser, respectively. The Board’s decision to approve the FIAM Agreement and the Geode Agreement reflects the exercise of its business judgment on whether to approve new arrangements and continue existing arrangements. In reaching this decision, the Board did not assign relative weights to factors discussed herein, or deem any one or group of them to be controlling in and of themselves.

A rule adopted by the SEC under the 1940 Act requires a discussion of certain factors relating to the selection of investment managers and subadvisers and the approval of advisory and subadvisory fees. The factors enumerated by the SEC in the rule are set forth below in italics followed by the Board’s conclusions regarding each factor.

(1) The nature, extent, and quality of services provided by the Subadviser. In deciding to approve FIAM and Geode, the Board considered the reputation, financial strength and resources of FIAM and Geode, and the experience and reputation of their respective portfolio management teams to be involved with the Fund. The Board also considered the respective investment philosophy and process of FIAM and Geode, particularly in the areas of active equity, for Geode, and fixed income, for FIAM. The Board has prior knowledge of FIAM as a result of its service as subadviser to another fund of the Trust, the AZL Pyramis® Total Bond Fund. The Board determined that, based upon the Manager’s report, the proposed change to FIAM and Geode as the subadviser and sub-subadviser likely would benefit the Fund and its shareholders.

In reviewing various other matters, the Board concluded that FIAM and Geode are recognized firms capable of competently managing the Fund; that the nature, extent and quality of services that FIAM and Geode could provide were at a level at least equal to the services previously provided by Franklin Templeton; that the services contemplated by the FIAM Agreement and the Geode Agreement are substantially the same as those provided under the Franklin Templeton Agreement; that the FIAM Agreement and the Geode Agreement contain provisions generally comparable to those of other subadvisory agreements for other mutual funds; that FIAM and Geode are staffed with qualified personnel and have significant research capabilities; and that the investment performance of FIAM and Geode in managing similar funds, as discussed below, is at least satisfactory.

(2) The investment performance of FIAM and Geode. The Board received information about hypothetical back-tested performance for the Fund, as proposed to be managed by FIAM and Geode. The performance information presented to the Board, which covered the nine years ending December 31, 2015, and included performance versus a composite benchmark (60% the S&P 500 Index and 40% the Barclays U.S. Aggregate Bond Index) and performance rankings relative to a peer group of comparable mixed-asset target allocation conservative funds. The Board also received information regarding returns, risk, standard deviation, and tracking error for the five years ending December 31, 2015. The Board noted that the hypothetical performance of the AZL Pyramis® Multi-Strategy Fund was better than the actual performance of the Fund, as managed by Franklin Templeton, for the last 1, 2, 3, and 5 year periods, ending December 31, 2015.

(3) The costs of services to be provided and profits to be realized by FIAM and Geode from their relationship with the Fund. The Board compared the fee schedule in the FIAM Agreement and the Geode Agreement to the fee schedule in the Franklin Templeton Agreement. The Board noted that the fee schedules in the FIAM Agreement and the Geode Agreement are lower than the fee schedules in the Franklin Templeton Agreement. The Board noted that the fee schedules in the FIAM Agreement and the Geode Agreement are the result of arm’s-length negotiation among the Manager, FIAM and Geode. The Manager also reported that the Fund’s total expense ratio (which includes management fees and operating expenses) would be in the 5th percentile in the category of variable annuity balanced funds. The Board also reviewed information provided by FIAM regarding its anticipated profitability for acting as subadviser to the Fund. Information regarding profitability of Geode was not provided. Based upon its review, the Board concluded that the fees proposed to be paid to FIAM and to Geode were reasonable.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Board noted that the fee schedules in the FIAM Agreement and the Geode Agreement contain breakpoints that reduce the fee rate on assets above certain levels. The Board also noted that the Fund had approximately $735.4 million in net assets at December 31, 2015. The Board considered the possibility that FIAM, Geode, or the Manager, may realize certain

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economies of scale as the Fund grows larger. The Board noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints, if any, apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Board also noted that the advisory agreements for many funds do not have breakpoints at all.

The Trustees also noted that the fee schedule in the Management Agreement between the Manager and the Fund does not contain breakpoints that would reduce the fee rate as assets increase. However, the Manager has agreed to reduce the fee it collects from the Fund, through at least April 30, 2018, and to “cap” the Fund’s expenses at certain levels, which could have the effect of reducing expenses as does advisory/subadvisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or additional advisory/subadvisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. The Board reapproved the FIAM Agreement and the Geode Agreement at a meeting held on October 25, 2016, and expects to consider again whether or not to reapprove the FIAM Agreement and the Geode Agreement at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the subadvisory fee schedule should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the fee schedules in the FIAM Agreement and the Geode Agreement were acceptable.

Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Fund is offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Fund is offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers (the sub-subadviser is considered for this discussion to be a Subadviser). The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Fund, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Fund and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due

29

regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Fund and the companies that service it; and relevant developments in the mutual fund industry and how the Fund and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Fund. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Fund. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Fund.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers the Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Fund’s assets and the placement of orders for the purchase and sale of the securities of the Fund. As the Fund is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for the Fund to handle day-to-day management of the Fund’s investment portfolio; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Fund’s portfolio investments and to make available to the Fund’s administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and the Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Fund) and executive and other personnel as are necessary for the operation of the Trust and the Fund. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and the Fund. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to the Fund under the Agreements.

(2) The investment performance of the Fund, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. However, the Board of Trustees also considered the fact that prior October 14, 2016, the Fund was subadvised by a different subadviser (Franklin) and managed pursuant to a different strategy. Accordingly, the investment performance of the Fund and the prior Subadvisers prior to October 14, 2016, were not deemed to be pertinent to the Board of Trustee’s assessment of the continuance of the Management Agreement, the FIAM Agreement and the Geode Agreement for the period following October 14, 2016.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Fund. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Fund is subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. The Board of Trustees received information that the Fund paid “actual” advisory fees in a percentage amount within the 14th percentile for the Fund’s applicable category (50-70% equity funds). The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Fund is not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the Fund was in the 6th percentile.

The Manager has committed to providing the Fund with a high quality of service and working to reduce Fund expenses over time, particularly as the Fund grows larger. The Trustees concluded therefore that the expense ratio of the Fund was not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of

30

certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Fund before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to the Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Fund was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, which currently are not affiliated with it, were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Fund was excessive.

(4) and (5) The extent to which economies of scale would be realized as the Fund grows, and whether fee levels reflect these economies of scale. The Trustees noted that the advisory fee schedule for the Fund does not contain breakpoints that reduce the fee rate on assets above specified levels. The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Fund, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in the Fund as of June 30, 2016 were approximately $686.7 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Fund grows larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in the Fund’s advisory fee rate schedule was acceptable under the Fund’s circumstances.

31

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

32

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

33

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Pyramis® Total Bond Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Pyramis® Total Bond Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Pyramis® Total Bond Fund and FIAM LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the period ended December 31, 2016, the AZL® Pyramis® Total Bond Fund (Class 2 Shares) (the “Fund”) returned 5.51%. That compared to a 2.65% total return for its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index1.

Bonds performed well in the first half of the year, due in large part to a decline in interest rates, an improvement in commodity prices, an accommodative monetary policy and mostly stable U.S. economic conditions. These improved conditions were enough to overcome the market volatility from early in the year.

The second half of the year proved more challenging for bonds, especially after the U.S. presidential election. Interest rates reversed their earlier decline as inflation expectations rose following the election. In addition, prospects for faster economic growth were fueled by proposed increases in infrastructure spending and tax cuts by the incoming administration. Investors favored stocks in this environment, and retreated from the bond market, fueling a slump in bond prices. In December, the Federal Reserve raised short-term interest rates for the first time since late 2015 and offered future guidance that suggested more hikes in 2017, which put further pressure on bond prices.

The Fund performed well in 2016, both on a relative and absolute basis, benefiting from strong security selection and sector selection. In absolute terms, the Fund followed the broader market and performed more weakly in the second half, particularly after the election. Relative to the benchmark, the Fund’s performance was enhanced by its exposure to high-yield and investment-grade corporate bonds, especially REITs2, energy, and financials. The Fund also benefited from its holdings in emerging market bonds, some of which were aided by the improvement in commodity prices.*

Higher inflation expectations throughout the year proved beneficial for the Fund because of its position in Treasury inflation-protected securities, or TIPS. In addition, the Fund’s relatively small position in Treasuries and mortgage-backed securities boosted relative performance as these bonds were negatively impacted by rising interest rates.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.
[2]	The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

1

AZL® Pyramis® Total Bond Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek a high level of current income. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 80% of its net assets in investment-grade debt securities (those of medium and high quality) of all types and repurchase agreements for those securities.

Investment Concerns

Bonds offer a relatively stable level of income, although bond prices will fluctuate, providing the potential for principal gain or loss. Intermediate-term, higher-quality bonds generally offer less risk than longer-term bonds and a lower rate of return.

Emerging market investing may be subject to additional economic, political, liquidity, and currency risks not associated with more developed countries.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

The performance of investments in real estate depends on the overall strength of the real estate market, the management of real estate investments trusts (REITs), REOCs, and foreign real estate companies, and property management, all of which can be affected by a variety of factors, including national and regional economic conditions.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	Inception Date	1 Year	3 Year	Since Inception
AZL® Pyramis® Total Bond Fund (Class 1 Shares)	10/28/16	—	—	-2.30%*
AZL® Pyramis® Total Bond Fund (Class 2 Shares)	9/5/12	5.51%	3.29%	1.88%
Bloomberg Barclays U.S. Aggregate Bond Index	9/5/12	2.65%	3.03%	1.71%

*	Cumulative Return

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Pyramis® Total Bond Fund (Class 1 Shares)	0.57%
AZL® Pyramis® Total Bond Fund (Class 2 Shares)	0.82%

Expense Ratios are based on the current Fund prospectus dated August 31, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.70% for Class 1 Shares and 0.95% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Bloomberg Barclays U.S. Aggregate Bond Index, which is an unmanaged market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Pyramis Total Bond Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Pyramis Total Bond Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Pyramis Total Bond Fund, Class 1**	$1,000.00	$977.00	$0.99	0.59%
AZL Pyramis Total Bond Fund, Class 2	$1,000.00	$989.70	$4.15	0.83%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Pyramis Total Bond Fund, Class 1	$1,000.00	$1,022.17	$3.00	0.59%
AZL Pyramis Total Bond Fund, Class 2	$1,000.00	$1,020.96	$4.22	0.83%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

**	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 62/366 to reflect the stub period from commencement of operations 10/31/2016 through 12/31/2016.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Corporate Bonds	31.0%
U.S. Treasury Obligations	26.6
U.S. Government Agency Mortgages	18.9
Yankee Dollars	15.7
Money Markets	6.9
Securities Held as Collateral for Securities on Loan	6.4
Collateralized Mortgage Obligations	2.8
Municipal Bonds	2.4
Asset Backed Securities	0.2
Common Stocks	0.1
Warrants	— ^

Total Investment Securities	111.0
Net other assets (liabilities)	(11.0)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Asset Backed Securities (0.2%):
$250,000	Blackbird Capital Aircraft, Class AA, Series 16-1A, 2.49%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	$250,391
811,000	Blackbird Capital Aircraft, Class A, Series 16-1A, 4.21%, 12/16/41, Callable 12/15/24 @ 100(a)(b)	804,917
59,130	Countrywide Asset-Backed Certificates Trust, Class AF5, Series 2004-7, 5.87%, 1/25/35, Callable 1/25/17 @ 100(a)	60,486

Total Asset Backed Securities (Cost $1,122,490)		1,115,794

Collateralized Mortgage Obligations (2.8%):
1,750	Banc of America Commercial Mortgage Trust, Class A4, Series 2007-1, 5.45%, 1/15/49	1,749
29,318	Banc of America Commercial Mortgage Trust, Class A4, Series 2006-3, 5.89%, 7/10/44(a)	29,279
102,435	Banc of America Commercial Mortgage Trust, Class A4, Series 2007-2, 5.80%, 4/10/49(a)	102,358
176,823	CDGJ Commercial Mortgage Trust, Class DPA, Series 2014-BXCH, 3.70%, 12/15/27(a)(b)	177,156
88,000	Credit Suisse Mortgage Trust, Class B, Series 2015-TOWN, 2.60%, 3/15/17(a)(b)	86,530
85,000	Credit Suisse Mortgage Trust, Class C, Series 2015-TOWN, 2.95%, 3/15/28(a)(b)	83,356
129,000	Credit Suisse Mortgage Trust, Class D, Series 2015-TOWN, 3.90%, 3/15/28(a)(b)	128,286
581,000	Credit Suisse Mortgage Trust, Class E, Series 2015-TOWN, 4.85%, 3/15/28(a)(b)	579,939
2,000,000	GAHR Commercial Mortgage Trust, Class BFX, Series 2015-NRF, 3.49%, 12/15/34(a)(b)	2,030,264
390,000	GAHR Commercial Mortgage Trust, Class CFX, Series 2015-NRF, 3.38%, 12/15/34(b)	391,959
1,330,000	GAHR Commercial Mortgage Trust, Class DFX, Series 2015-NRF, 3.38%, 12/15/34(b)	1,322,592
2,689,469	GE Capital Commercial Mortgage Corp., Class A4, Series 2007-C1, 5.54%, 12/10/49	2,693,086
12,475	Hilton USA Trust, Class DFX, Series 2013-HLT, 4.41%, 11/5/30(b)	12,423
4,218,014	JPMorgan Chase Commercial Mortgage Securities Corp., Class A4, Series 2007-LD11, 5.75%, 6/15/49(a)	4,243,432
127,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class C, Series 2014-BXH, 2.35%, 4/15/27(a)(b)	125,393
271,000	JPMorgan Chase Commercial Mortgage Securities Corp., Class D, Series 2014-BXH, 2.95%, 4/15/27(a)(b)	266,343
1,021,458	Merrill Lynch/Countrywide Commercial Mortgage Trust, Class A4, Series 2007-6, 5.48%, 3/12/51(a)	1,023,846
667,000	Mscg Trust, Class A, Series 2016-SNR, 3.35%, 11/15/34(a)(b)	664,509
235,000	Mscg Trust, Class B, Series 2016-SNR, 4.18%, 11/15/34(b)	234,249
165,000	Mscg Trust, Class C, Series 2016-SNR, 5.21%, 11/15/34(b)	164,898
25,103	Wachovia Bank Commercial Mortgage Trust, Class A1A, Series 2006-C26, 6.01%, 6/15/45(a)	25,056

Principal Amount		Fair Value
Collateralized Mortgage Obligations, continued
$1,245,432	Wachovia Bank Commercial Mortgage Trust, Class A4, Series 2007-C31, 5.51%, 4/15/47	$1,247,867
1,032,199	Wachovia Bank Commercial Mortgage Trust, Class A3, Series 2007-C32, 5.89%, 6/15/49(a)	1,038,478

Total Collateralized Mortgage Obligations (Cost $17,852,117)		16,673,048

Corporate Bonds (31.0%):
Aerospace & Defense (0.3%):
409,000	Alcoa, Inc., 5.13%, 10/1/24, Callable 7/1/24 @ 100^	419,225
600,000	Huntington Ingalls Indus, 5.00%, 11/15/25, Callable 11/15/20 @ 102.5(b)	623,250
747,000	KLX, Inc., 5.88%, 12/1/22, Callable 12/1/17 @ 104.41(b)	769,410

		1,811,885

Airlines (0.0%):
72,627	Continental Airlines 1998-1, Class A, Series 981, 6.65%, 9/15/17	73,626

Automobiles (0.4%):
493,000	General Motors Co., 3.50%, 10/2/18	502,811
318,000	General Motors Co., 6.60%, 4/1/36, Callable 10/1/35 @ 100	363,476
676,000	General Motors Co., 6.25%, 10/2/43	747,304
255,000	General Motors Co., 5.20%, 4/1/45	245,798
533,000	General Motors Co., 6.75%, 4/1/46, Callable 10/1/45 @ 100	625,044

		2,484,433

Banks (2.5%):
956,000	Bank of America Corp., 4.20%, 8/26/24	973,881
194,000	Bank of America Corp., 4.00%, 1/22/25, MTN	194,244
986,000	Bank of America Corp., Series L, 3.95%, 4/21/25	981,552
397,000	Bank of America Corp., 3.88%, 8/1/25, MTN	403,682
690,000	Bank of America Corp., 3.50%, 4/19/26^	680,804
593,000	Bank of America Corp., 4.25%, 10/22/26^	600,179
1,090,000	Citigroup, Inc., 4.05%, 7/30/22	1,128,133
1,493,000	Citigroup, Inc., 4.30%, 11/20/26	1,506,628
250,000	Citizens Bank NARI, 2.55%, 5/13/21, Callable 4/13/21 @ 100	248,465
253,000	Citizens Bank of Rhode Island, 2.50%, 3/14/19, Callable 2/14/19 @ 100, MTN	254,949
400,000	Huntington National Bank (The), 2.20%, 4/1/19, Callable 3/1/19 @ 100	400,351
2,994,000	JPMorgan Chase & Co., 3.88%, 9/10/24	3,029,440
478,000	JPMorgan Chase & Co., 2.95%, 10/1/26, Callable 7/1/26 @ 100^	456,245
1,990,000	JPMorgan Chase & Co., 4.13%, 12/15/26	2,031,105
1,278,000	Regions Bank, Series BKNT, 7.50%, 5/15/18	1,369,158
500,000	Regions Bank, 6.45%, 6/26/37	563,064
260,000	Regions Financial Corp., 3.20%, 2/8/21, Callable 1/8/21 @ 100^	263,679

		15,085,559

Beverages (0.8%):
1,481,000	Anheuser-Busch InBev SA/NV, 3.30%, 2/1/23, Callable 12/1/22 @ 100	1,507,261
1,402,000	Anheuser-Busch InBev SA/NV, 4.70%, 2/1/36, Callable 8/1/35 @ 100	1,474,719

Continued

4

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Corporate Bonds, continued
Beverages, continued
$1,604,000	Anheuser-Busch InBev SA/NV, 4.90%, 2/1/46, Callable 8/1/45 @ 100	$1,733,716

		4,715,696

Building Products (0.2%):
1,195,000	Building Materials Corp., 5.38%, 11/15/24, Callable 11/15/19 @ 102.69(b)	1,227,863

Capital Markets (0.6%):
282,000	Affiliated Managers Group, Inc., 4.25%, 2/15/24	283,472
524,000	Affiliated Managers Group, Inc., 3.50%, 8/1/25	494,420
596,000	Goldman Sachs Group, Inc. (The), 2.55%, 10/23/19^	600,376
230,000	Intercontinental Exchange, Inc., 2.75%, 12/1/20, Callable 11/1/20 @ 100	232,074
412,000	Intercontinental Exchange, Inc., 3.75%, 12/1/25, Callable 9/1/25 @ 100^	422,505
464,000	Lazard Group LLC, 4.25%, 11/14/20	485,696
781,000	Morgan Stanley, 4.88%, 11/1/22	837,028
114,000	Tiaa Asset Management Finance LLC, 2.95%, 11/1/19(b)	115,968
165,000	Tiaa Asset Management Finance LLC, 4.13%, 11/1/24(b)	166,656

		3,638,195

Chemicals (0.3%):
550,000	CF Industires, Inc., 3.45%, 6/1/23^	494,450
550,000	CF Industries, Inc., 4.95%, 6/1/43	449,625
747,000	Platform Specialty Products, 6.50%, 2/1/22, Callable 2/1/18 @ 103.25(b)	752,603

		1,696,678

Commercial Services & Supplies (0.3%):
747,000	Adt Corp., 6.25%, 10/15/21^	810,495
747,000	Prime Securities Services Brw / Finance, 9.25%, 5/15/23, Callable 5/15/19 @ 104.63(b)	813,296

		1,623,791

Consumer Finance (3.7%):
3,306,000	Ally Financial, Inc., 3.75%, 11/18/19	3,320,149
478,000	Capital One Financial Corp., 2.45%, 4/24/19, Callable 3/24/19 @ 100	481,027
797,000	Capital One NA, Series BNKT, 2.95%, 7/23/21, Callable 6/23/21 @ 100	799,954
250,000	Discover Bank, 7.00%, 4/15/20	277,595
644,000	Discover Bank, Series BKNT, 3.20%, 8/9/21, Callable 7/9/21 @ 100^	647,773
1,000,000	Discover Financial Services, 5.20%, 4/27/22	1,077,350
896,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	931,150
796,000	Ford Motor Credit Co. LLC, 2.24%, 6/15/18	797,079
896,000	Ford Motor Credit Co. LLC, 2.88%, 10/1/18	906,702
1,493,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	1,490,782
1,121,000	Ford Motor Credit Co. LLC, 5.88%, 8/2/21	1,237,997
110,000	General Motors Financial Co., Inc., 2.63%, 7/10/17	110,595
269,000	General Motors Financial Co., Inc., 4.75%, 8/15/17	274,102
175,000	General Motors Financial Co., Inc., 3.25%, 5/15/18	177,293

Principal Amount		Fair Value
Corporate Bonds, continued
Consumer Finance, continued
$572,000	General Motors Financial Co., Inc., 3.50%, 7/10/19	$582,442
747,000	General Motors Financial Co., Inc., 4.20%, 3/1/21, Callable 2/1/21 @ 100	770,715
3,528,000	General Motors Financial Co., Inc., 4.38%, 9/25/21	3,659,643
299,000	General Motors Financial Co., Inc., 4.25%, 5/15/23	302,592
240,000	Hyundai Capital America, Inc., 2.88%, 8/9/18(b)	242,794
564,000	Hyundai Capital America, Inc., 2.55%, 2/6/19(b)	567,299
747,000	Navient Corp., 8.00%, 3/25/20, MTN	828,722
1,344,000	SLM Corp., 5.50%, 1/15/19^	1,394,399
206,000	Synchrony Financial, 3.00%, 8/15/19, Callable 7/15/19 @ 100	208,670
510,000	Synchrony Financial, 3.75%, 8/15/21, Callable 6/15/21 @ 100	524,187
314,000	Synchrony Financial, 4.25%, 8/15/24, Callable 5/15/24 @ 100	319,636

		21,930,647

Diversified Consumer Services (0.7%):
1,344,000	APX Group, Inc., 6.38%, 12/1/19, Callable 2/6/17 @ 103.19^	1,382,640
1,000,000	APX Group, Inc., 8.75%, 12/1/20, Callable 2/6/17 @ 104.38	1,007,500
500,000	Cengage Learning, Inc., 9.50%, 6/15/24, Callable 6/15/19 @ 107.13(b)	443,750
1,100,000	Laureate Education, Inc., 9.25%, 9/1/19, Callable 2/6/17 @ 104.63(b)	1,123,375

		3,957,265

Diversified Financial Services (0.2%):
500,000	Peachtree Funding Trust, 3.98%, 2/15/25(b)	487,857
460,000	Pemex Proj FDG Master TR, 5.75%, 3/1/18	475,755

		963,612

Diversified Telecommunication Services (0.9%):
481,000	AT&T, Inc., 2.45%, 6/30/20, Callable 5/30/20 @ 100	477,648
917,000	AT&T, Inc., 3.60%, 2/17/23, Callable 12/17/22 @ 100	924,813
42,000	CenturyLink, Inc., Series R, 5.15%, 6/15/17	42,630
93,000	CenturyLink, Inc., Series Q, 6.15%, 9/15/19	99,510
545,000	Embarq Corp., 8.00%, 6/1/36	510,938
747,000	Verizon Communications, Inc., 6.25%, 4/1/37	885,643
1,389,000	Verizon Communications, Inc., 5.01%, 8/21/54	1,381,724
747,000	Zayo Group LLC/Zayo Capital, 6.38%, 5/15/25, Callable 5/15/20 @ 103.19	780,615

		5,103,521

Electric Utilities (1.3%):
164,000	Emera US Finance LP, 2.15%, 6/15/19(b)	163,729
163,000	Emera US Finance LP, 2.70%, 6/15/21, Callable 5/15/21 @ 100(b)	161,344
260,000	Emera US Finance LP, 3.55%, 6/15/26, Callable 3/15/26 @ 100^(b)	255,588
651,000	Exelon Corp., 3.95%, 6/15/25, Callable 3/15/25 @ 100	669,252

Continued

5

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$1,014,000	FirstEnergy Corp., Series A, 2.75%, 3/15/18, Callable 2/15/18 @ 100	$1,023,211
2,306,000	FirstEnergy Corp., Series B, 4.25%, 3/15/23, Callable 12/15/22 @ 100	2,383,932
1,625,000	FirstEnergy Corp., Series C, 7.38%, 11/15/31	2,094,459
455,000	FirstEnergy Solutions Co., 6.05%, 8/15/21**	179,725
772,528	NSG Holdings, LLC/NSG Holdings, Inc., 7.75%, 12/15/25(b)	833,365
175,000	NV Energy, Inc., 6.25%, 11/15/20	198,458
56,000	PG&E Corp., 2.40%, 3/1/19, Callable 2/1/19 @ 100	56,213

		8,019,276

Energy Equipment & Services (0.2%):
349,000	Halliburton Co., 3.80%, 11/15/25, Callable 8/15/25 @ 100^	354,548
306,000	Halliburton Co., 4.85%, 11/15/35, Callable 5/15/35 @ 100	322,716
418,000	Halliburton Co., 5.00%, 11/15/45, Callable 5/15/45 @ 100	450,790

		1,128,054

Equity Real Estate Investment Trusts (4.8%):
82,000	Alexandria Real Estate Equities, Inc., 2.75%, 1/15/20, Callable 12/15/19 @ 100	81,811
152,000	American Campus Communities, Inc., 3.75%, 4/15/23, Callable 1/15/23 @ 100	153,358
747,000	American Tower Corp., 2.80%, 6/1/20, Callable 5/1/20 @ 100	747,396
161,000	AvalonBay Communities, Inc., 3.63%, 10/1/20, Callable 7/1/20 @ 100	167,180
514,000	BPG Subsidiary, Inc., 3.88%, 8/15/22, Callable 6/15/22 @ 100	523,995
279,000	Brandywine Operating Partners LP, 4.95%, 4/15/18, Callable 3/15/18 @ 100^	288,409
357,000	Brandywine Operating Partners LP, 3.95%, 2/15/23, Callable 11/15/22 @ 100	355,618
394,000	Brandywine Operating Partners LP, 4.10%, 10/1/24, Callable 7/1/24 @ 100	388,741
394,000	Brandywine Operating Partners LP, 4.55%, 10/1/29, Callable 7/1/29 @ 100	385,630
788,000	Brixmor Operating Partnership, 3.25%, 9/15/23, Callable 7/15/23 @ 100	763,956
300,000	Brixmor Operating Partnership, 3.85%, 2/1/25, Callable 11/1/24 @ 100	295,413
279,000	Brixmor Operating Partnership, 4.13%, 6/15/26, Callable 3/15/26 @ 100	278,156
134,000	Camden Property Trust, 2.95%, 12/15/22, Callable 9/15/22 @ 100	131,203
381,000	Corporate Office Properties Trust, 3.70%, 6/15/21, Callable 4/15/21 @ 100	388,873
334,000	Corporate Office Properties Trust, 5.00%, 7/1/25, Callable 4/1/25 @ 100	341,165
1,114,000	DDR Corp., 4.63%, 7/15/22, Callable 4/15/22 @ 100	1,179,464
218,000	DDR Corp., 3.63%, 2/1/25, Callable 11/1/24 @ 100	210,884

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$258,000	DDR Corp., 4.25%, 2/1/26, Callable 11/1/25 @ 100	$259,441
484,000	Digital Realty Trust LP, 3.95%, 7/1/22, Callable 5/1/22 @ 100	497,352
491,000	Digital Realty Trust LP, 4.75%, 10/1/25, Callable 7/1/25 @ 100	509,617
458,000	Digital Realty Trust, Inc., 3.40%, 10/1/20, Callable 9/1/20 @ 100	465,884
700,000	Duke Realty Corp., 4.38%, 6/15/22, Callable 3/15/22 @ 100	745,995
256,000	Duke Realty Corp., 3.88%, 10/15/22, Callable 7/15/22 @ 100	266,272
273,000	Duke Realty Corp., 3.63%, 4/15/23, Callable 1/15/23 @ 100	277,307
146,000	Duke Realty LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100^	147,906
100,000	Duke Realty LP, 3.25%, 6/30/26, Callable 3/30/26 @ 100	96,709
747,000	Equinix, Inc., 5.75%, 1/1/25, Callable 1/1/20 @ 102.88^	780,615
70,000	Equity Commonwealth, 5.88%, 9/15/20, Callable 3/15/20 @ 100	74,805
500,000	Equity One, Inc., 3.75%, 11/15/22, Callable 8/15/22 @ 100	510,671
1,000,000	Government Properties Income Trust, 3.75%, 8/15/19, Callable 7/15/19 @ 100	1,010,986
747,000	HCP, Inc., 3.15%, 8/1/22, Callable 5/1/22 @ 100^	737,585
800,000	HCP, Inc., 3.88%, 8/15/24, Callable 5/17/24 @ 100	799,601
143,000	Health Care REIT, Inc., 2.25%, 3/15/18^	143,611
500,000	Health Care REIT, Inc., 4.13%, 4/1/19, Callable 1/1/19 @ 100	519,110
458,000	Health Care REIT, Inc., 4.00%, 6/1/25, Callable 3/1/25 @ 100	468,072
135,000	Lexington Realty Trust, 4.40%, 6/15/24, Callable 3/15/24 @ 100	132,280
1,493,000	Liberty Property LP, 4.13%, 6/15/22, Callable 3/15/22 @ 100	1,555,015
184,000	Liberty Property LP, 3.38%, 6/15/23, Callable 3/15/23 @ 100	182,956
260,000	Liberty Property LP, 3.25%, 10/1/26, Callable 7/1/26 @ 100	248,975
250,000	Mack-Cali Realty LP, 2.50%, 12/15/17, Callable 11/15/17 @ 100	250,773
500,000	Mack-Cali Realty LP, 4.50%, 4/18/22, Callable 1/18/22 @ 100	503,132
401,000	Mack-Cali Realty LP, 3.15%, 5/15/23, Callable 2/15/23 @ 100	362,540
113,000	Mid-America Apartment Communities, Inc., 4.00%, 11/15/25, Callable 8/15/25 @ 100	114,532
1,573,000	Mid-America Apartments LP, 4.30%, 10/15/23, Callable 7/15/23 @ 100^	1,640,835
820,000	Omega Healthcare Investors, Inc., 4.38%, 8/1/23, Callable 6/1/23 @ 100	811,961

Continued

6

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Corporate Bonds, continued
Equity Real Estate Investment Trusts, continued
$126,000	Omega Healthcare Investors, Inc., 4.95%, 4/1/24, Callable 1/1/24 @ 100	$127,673
128,000	Omega Healthcare Investors, Inc., 4.50%, 1/15/25, Callable 10/15/24 @ 100	125,437
785,000	Omega Healthcare Investors, Inc., 5.25%, 1/15/26, Callable 10/15/25 @ 100	806,484
2,431,000	Omega Healthcare Investors, Inc., 4.50%, 4/1/27, Callable 1/1/27 @ 100	2,332,971
70,000	Post Apartment Homes LP, 3.38%, 12/1/22, Callable 9/1/22 @ 100	69,610
68,000	Retail Opportunity Investments Corp., 5.00%, 12/15/23, Callable 9/15/23 @ 100	69,657
104,000	Retail Opportunity Investments Corp., 4.00%, 12/15/24, Callable 9/15/24 @ 100	99,725
900,000	Sabra Healthcare REIT, Inc., 5.50%, 2/1/21, Callable 2/6/17 @ 104.13	924,750
161,000	Tanger Properties LP, 3.88%, 12/1/23, Callable 9/1/23 @ 100	163,279
411,000	Tanger Properties LP, 3.75%, 12/1/24, Callable 9/1/24 @ 100	410,179
342,000	Tanger Properties LP, 3.13%, 9/1/26, Callable 6/1/26 @ 100	321,255
111,000	Ventas Realty LP/Capital Corp., 4.00%, 4/30/19, Callable 1/30/19 @ 100	115,071
750,000	Ventas Realty LP/Capital Corp., 4.25%, 3/1/22, Callable 12/1/21 @ 100	792,884
118,000	Ventas Realty LP/Capital Corp., 3.13%, 6/15/23, Callable 3/15/23 @ 100	115,836
240,000	Ventas Realty LP/Capital Corp., 3.50%, 2/1/25, Callable 11/1/24 @ 100^	236,286
225,000	Ventas Realty LP/Capital Corp., 4.13%, 1/15/26, Callable 10/15/25 @ 100^	230,019
118,000	Ventas Realty LP/Capital Corp., 4.38%, 2/1/45, Callable 8/1/44 @ 100	110,786
67,000	Weingarten Realty Investors, 3.38%, 10/15/22, Callable 7/15/22 @ 100	66,808
814,000	WP Carey, Inc., 4.00%, 2/1/25, Callable 11/1/24 @ 100	785,411

		28,699,911

Food & Staples Retailing (0.1%):
364,000	CVS Health Corp., 3.50%, 7/20/22, Callable 5/20/22 @ 100	374,008
405,000	Walgreens Boots Alliance, Inc., 3.30%, 11/18/21, Callable 9/18/21 @ 100	412,602

		786,610

Food Products (0.1%):
550,000	Post Holdings, Inc., 6.75%, 12/1/21, Callable 12/1/17 @ 103.38(b)	587,125

Health Care Providers & Services (0.9%):
643,000	Community Health System, Inc., 6.88%, 2/1/22, Callable 2/1/18 @ 103.44^	446,885
600,000	DaVita Healthcare Partner, 5.13%, 7/15/24, Callable 7/15/19 @ 102.56	598,500
530,000	HCA, Inc., 3.75%, 3/15/19	544,575
2,837,000	HCA, Inc., 6.50%, 2/15/20	3,103,677

Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Providers & Services, continued
$37,000	HCA, Inc., 5.88%, 3/15/22	$39,868
30,000	HCA, Inc., 4.75%, 5/1/23	30,713
637,000	Tenet Healthcare Corp., 8.13%, 4/1/22	601,010

		5,365,228

Hotels, Restaurants & Leisure (0.4%):
747,000	Landry’s, Inc., 6.75%, 10/15/24, Callable 10/15/19 @ 103.38(b)	758,205
128,000	McDonald’s Corp., 2.75%, 12/9/20, Callable 11/9/20 @ 100^	129,427
339,000	McDonald’s Corp., 3.70%, 1/30/26, Callable 10/30/25 @ 100	345,135
175,000	McDonald’s Corp., 4.70%, 12/9/35, Callable 6/9/35 @ 100	185,135
444,000	Scientific Games Interna, 6.63%, 5/15/21, Callable 5/15/17 @ 104.97	375,180
900,000	Scientific Games International, Inc., Registered Shares, 6.63%, 5/15/21, Callable 5/15/17 @ 104.97	760,500

		2,553,582

Independent Power & Renewable Electricity Producers (0.4%):
1,000,000	Dynegy, Inc., 7.38%, 11/1/22, Callable 11/1/18 @ 103.69^	954,999
763,000	IPALCO Enterprises, Inc., 3.45%, 7/15/20, Callable 6/15/20 @ 100	776,353
391,000	NRG Energy, Inc., 6.25%, 5/1/24, Callable 5/1/19 @ 103.13^	380,248

		2,111,600

Insurance (2.0%):
326,000	American International Group, Inc., 3.30%, 3/1/21, Callable 2/1/21 @ 100^	333,916
1,208,000	American International Group, Inc., 3.75%, 7/10/25, Callable 4/10/25 @ 100	1,215,796
600,000	Aon plc, 5.00%, 9/30/20	646,349
1,643,000	Five Corners Funding Trust, 4.42%, 11/15/23(b)	1,737,010
700,000	Liberty Mutual Group, Inc., 5.00%, 6/1/21(b)	761,579
180,000	Liberty Mutual Group, Inc., 4.25%, 6/15/23(b)	188,456
1,460,000	Marsh & McLennan Cos., Inc., 4.80%, 7/15/21, Callable 4/15/21 @ 100	1,587,000
1,136,000	Pacific Life Corp., 6.00%, 2/10/20(b)	1,227,441
500,000	Pacific Life Corp., 9.25%, 6/15/39(b)	738,562
651,000	Pacific Life Corp., 5.13%, 1/30/43(b)	665,407
497,000	Teachers Insurance & Annuity Association of America, 4.90%, 9/15/44(b)	537,633
463,000	Unum Group, 3.88%, 11/5/25	452,511
1,556,000	Unum Group, 5.75%, 8/15/42	1,675,216

		11,766,876

Internet Software & Services (0.1%):
550,000	Genesys/Greeneden Lux/US, 10.00%, 11/30/24, Callable 11/30/19 @ 107.5(b)	584,375

IT Services (0.1%):
747,000	First Data Corp., 5.38%, 8/15/23, Callable 8/15/18 @ 102.69(b)	775,013

Life Sciences Tools & Services (0.0%):
99,000	Thermo Fisher Scientific, Inc., 2.40%, 2/1/19	99,753

Continued

7

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Corporate Bonds, continued
Machinery (0.0%):
$51,000	Ingersoll-Rand Global Holding Co., Ltd., 2.88%, 1/15/19	$51,913

Media (2.3%):
481,000	21st Century Fox, Inc., 6.15%, 2/15/41	568,911
590,000	21st Century Fox, Inc., 7.75%, 12/1/45	818,176
747,000	Altice US Finance I Corp., 5.38%, 7/15/23, Callable 7/15/18 @ 104.03(b)	775,013
747,000	AMC Networks, Inc., 5.00%, 4/1/24, Callable 4/1/20 @ 102.5	750,735
747,000	CCO Holdings LLC/Capital Corp., 5.88%, 4/1/24, Callable 4/1/19 @ 104.41^(b)	797,423
1,150,000	MHGE Parent LLC/Finance, 8.50%, 8/1/19, Callable 2/6/17 @ 101(b)	1,155,750
500,000	Neptune Finco Corp., 6.63%, 10/15/25, Callable 10/15/20 @ 103.31(b)	546,250
747,000	Sirius XM Radio, Inc., 5.38%, 4/15/25, Callable 4/15/20 @ 102.69(b)	743,265
1,069,000	Time Warner Cable, Inc., 8.25%, 4/1/19	1,201,235
1,493,000	Time Warner Cable, Inc., 4.13%, 2/15/21, Callable 11/15/20 @ 100	1,543,526
930,000	Time Warner Cable, Inc., 4.00%, 9/1/21, Callable 6/1/21 @ 100	955,048
231,000	Time Warner Cable, Inc., 6.55%, 5/1/37	261,504
418,000	Time Warner Cable, Inc., 7.30%, 7/1/38	514,199
2,240,000	Time Warner Cable, Inc., 6.75%, 6/15/39	2,604,181
103,000	Time Warner Cable, Inc., 5.50%, 9/1/41, Callable 3/1/41 @ 100	104,711
69,000	Viacom, Inc., 2.50%, 9/1/18	69,207

		13,409,134

Metals & Mining (0.0%):
164,000	Freeport-McMoRan, Inc., 2.30%, 11/14/17^	162,770

Multi-Utilities (0.3%):
1,371,000	Dominion Resources, Inc., Series 06-B, 3.30%, 9/30/66, Callable 1/27/17 @ 100(a)	1,055,670
49,000	Puget Energy, Inc., 6.00%, 9/1/21	54,877
506,000	Sempra Energy, 6.00%, 10/15/39	602,923

		1,713,470

Oil, Gas & Consumable Fuels (3.9%):
1,195,000	Access Midstream Partner, 4.88%, 3/15/24, Callable 3/15/19 @ 102.44	1,206,691
543,000	Anadarko Finance Co., Series B, 7.50%, 5/1/31	691,047
222,000	Anadarko Petroleum Corp., 4.85%, 3/15/21, Callable 2/15/21 @ 100^	238,037
460,000	Anadarko Petroleum Corp., 5.55%, 3/15/26, Callable 12/15/25 @ 100^	514,860
122,000	Anadarko Petroleum Corp., 6.45%, 9/15/36	145,200
612,000	Anadarko Petroleum Corp., 6.60%, 3/15/46, Callable 9/15/45 @ 100^	754,816
600,000	Antero Resources Corp., 5.13%, 12/1/22, Callable 6/1/17 @ 103.84^	606,000
131,000	Columbia Pipeline Group, 2.45%, 6/1/18	131,640
197,000	Columbia Pipeline Group, 4.50%, 6/1/25, Callable 3/1/25 @ 100	206,962
434,000	Columbia Pipeline Group, Inc., 3.30%, 6/1/20, Callable 5/1/20 @ 100	442,112

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuel, continued
$747,000	Crestwood Midstream Partners, 6.13%, 3/1/22, Callable 1/23/17 @ 104.59	$765,675
248,000	DCP Midstream Operating LLC, 2.50%, 12/1/17, Callable 11/1/17 @ 100	246,760
302,000	DCP Midstream Operating LLC, 2.70%, 4/1/19, Callable 3/1/19 @ 100^	298,225
500,000	DCP Midstream Operating LLC, 5.35%, 3/15/20(b)	518,750
1,941,000	DCP Midstream Operating LLC, 4.75%, 9/30/21^(b)	1,965,262
163,000	DCP Midstream Operating LLC, 3.88%, 3/15/23, Callable 12/15/22 @ 100^	156,786
185,000	DCP Midstream Operating LLC, 5.60%, 4/1/44, Callable 10/1/43 @ 100	168,813
1,000,000	El Paso Pipeline Partners LP, 5.00%, 10/1/21, Callable 7/1/21 @ 100	1,064,747
175,000	Enable Midstream Partners LP, 2.40%, 5/15/19, Callable 4/15/19 @ 100	171,815
124,000	Enable Midstream Partners LP, 3.90%, 5/15/24, Callable 2/15/24 @ 100^	117,620
292,000	Enbridge Energy Partners LP, 4.38%, 10/15/20, Callable 9/15/20 @ 100	304,840
600,000	Endeavor Energy Resource, 7.00%, 8/15/21, Callable 2/6/17 @ 105.25^(b)	624,000
49,000	Kinder Morgan (Delaware), Inc., 3.05%, 12/1/19, Callable 11/1/19 @ 100	49,703
167,000	Kinder Morgan (Delaware), Inc., 5.05%, 2/15/46, Callable 8/15/45 @ 100^	165,314
63,000	Kinder Morgan Energy Partners LP, 6.55%, 9/15/40	69,277
1,462,000	Kinder Morgan Energy Partners LP, 5.50%, 3/1/44, Callable 9/1/43 @ 100	1,490,527
896,000	Marathon Petroleum Corp., 5.13%, 3/1/21	978,133
1,163,000	Midstates Petroleum Co., Inc., 10.75%, 10/1/20**,(c)	—
105,000	MPLX LP, 4.00%, 2/15/25, Callable 11/15/24 @ 100	102,061
57,000	Phillips 66 Partners LP, 2.65%, 2/15/20, Callable 1/15/20 @ 100	56,825
747,000	Sabine Pass Liquefaction, 5.75%, 5/15/24, Callable 2/15/24 @ 100	801,158
346,000	Southeast Supply Header LLC, 4.25%, 6/15/24, Callable 3/15/24 @ 100(b)	326,244
1,127,000	Southwestern Energy Co., 5.80%, 1/23/20, Callable 12/23/19 @ 100^	1,160,810
348,000	Southwestern Energy Co., 6.70%, 1/23/25, Callable 10/23/24 @ 100^(a)	355,830
747,000	Sunoco LP/Finance Corp., 6.25%, 4/15/21, Callable 4/15/18 @ 103.13	761,006
824,000	Western Gas Partners LP, 5.38%, 6/1/21, Callable 3/1/21 @ 100	886,258
154,000	Western Gas Partners LP, 4.65%, 7/1/26, Callable 4/1/26 @ 100^	159,452
446,000	Williams Cos., Inc., 3.70%, 1/15/23, Callable 10/15/22 @ 100	430,390

Continued

8

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuel, continued
$2,337,000	Williams Cos., Inc., 4.55%, 6/24/24, Callable 3/24/24 @ 100^	$2,319,472
521,000	Williams Cos., Inc., 5.75%, 6/24/44, Callable 12/24/43 @ 100^	505,370
222,000	Williams Partners LP, 4.00%, 11/15/21, Callable 8/15/21 @ 100	227,847
357,000	Williams Partners LP, 3.60%, 3/15/22, Callable 1/15/22 @ 100	358,889
242,000	Williams Partners LP, 4.50%, 11/15/23, Callable 8/15/23 @ 100	248,588
426,000	Williams Partners LP, 4.30%, 3/4/24, Callable 12/4/23 @ 100	430,179

		23,223,991

Pharmaceuticals (0.1%):
747,000	ENDO Finance/ENDO, Ltd./E Finc, 6.00%, 7/15/23, Callable 7/15/18 @ 104.5(b)	654,559
85,000	Zoetis, Inc., 1.88%, 2/1/18	85,000

		739,559

Professional Services (0.1%):
500,000	Ceridian Hcm Holding, Inc., 11.00%, 3/15/21, Callable 2/6/17 @ 108.25(b)	513,750

Real Estate Management & Development (0.4%):
2,426,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	2,502,637

Semiconductors & Semiconductor Equipment (0.1%):
650,000	Qorvo, Inc., 7.00%, 12/1/25, Callable 12/1/20 @ 103.5	719,875

Software (0.5%):
1,800,000	Inception Mrgr/Rackspace, 8.63%, 11/15/24, Callable 11/15/19 @ 106.47^(b)	1,905,210
500,000	Solera LLC/Solera Financial, 10.50%, 3/1/24, Callable 3/1/19 @ 107.88^(b)	562,500
500,000	Sophia LP/Finance, Inc., 9.00%, 9/30/23, Callable 9/30/18 @ 104.5(b)	531,250

		2,998,960

Specialty Retail (0.1%):
600,000	L Brands, Inc., 6.75%, 7/1/36	607,500

Technology Hardware, Storage & Peripherals (0.0%):
218,000	HP Enterprise Co., 6.35%, 10/15/45, Callable 4/15/45 @ 100	220,202

Tobacco (0.8%):
317,000	Altria Group, Inc., 4.00%, 1/31/24	334,948
140,000	Reynolds American, Inc., 3.25%, 6/12/20	143,453
478,000	Reynolds American, Inc., 4.00%, 6/12/22	499,951
346,000	Reynolds American, Inc., 4.45%, 6/12/25, Callable 3/12/25 @ 100	365,311
179,000	Reynolds American, Inc., 5.70%, 8/15/35, Callable 2/15/35 @ 100	205,606
600,000	Reynolds American, Inc., 7.25%, 6/15/37	786,133
1,378,000	Reynolds American, Inc., 5.85%, 8/15/45, Callable 2/15/45 @ 100	1,631,726
600,000	Vector Group, Ltd., 7.75%, 2/15/21, Callable 2/6/17 @ 105.81	625,500

		4,592,628

Principal Amount		Fair Value
Corporate Bonds, continued
Trading Companies & Distributors (0.8%):
$299,000	Air Lease Corp., 2.13%, 1/15/18	$299,532
442,000	Air Lease Corp., 2.63%, 9/4/18, Callable 8/4/18 @ 100^	445,082
499,000	Air Lease Corp., 4.75%, 3/1/20	529,182
379,000	Air Lease Corp., 3.88%, 4/1/21, Callable 3/1/21 @ 100^	389,388
348,000	Air Lease Corp., 3.38%, 6/1/21, Callable 5/1/21 @ 100	352,822
703,000	Air Lease Corp., 3.75%, 2/1/22, Callable 12/1/21 @ 100	724,123
1,987,000	Air Lease Corp., 4.25%, 9/15/24, Callable 6/15/24 @ 100	2,018,203

		4,758,332

Wireless Telecommunication Services (0.3%):
1,500,000	T-Mobile USA, Inc., 6.63%, 4/1/23, Callable 4/1/18 @ 103.31	1,590,000

Total Corporate Bonds (Cost $182,965,878)		184,594,895

Yankee Dollars (15.7%):
Airlines (0.3%):
1,643,000	Air Canada, 7.75%, 4/15/21^(b)	1,836,053

		1,836,053

Banks (2.6%):
642,000	Barclays plc, 3.25%, 1/12/21^	642,625
874,000	Barclays plc, 4.38%, 1/12/26	885,206
205,000	HSBC Holdings plc, 4.25%, 3/14/24	208,306
980,000	Intesa Sanpaolo SpA, 5.71%, 1/15/26^(b)	935,193
791,000	Rabobank Nederland, 4.38%, 8/4/25	811,667
200,000	RBS Citizens Financial Group, Inc., 4.15%, 9/28/22(b)	202,434
490,000	Royal Bank of Canada, 4.65%, 1/27/26^	522,009
3,808,000	Royal Bank of Scotland Group plc, 6.13%, 12/15/22	4,049,171
675,000	Royal Bank of Scotland Group plc, 6.10%, 6/10/23	706,529
2,477,000	Royal Bank of Scotland Group plc, 6.00%, 12/19/23	2,572,870
3,303,000	Royal Bank of Scotland Group plc, 5.13%, 5/28/24^	3,293,359

		14,829,369

Capital Markets (1.3%):
1,175,000	Credit Suisse GP Fun, Ltd., 3.80%, 6/9/23	1,173,706
720,000	Credit Suisse Group AG, 2.75%, 3/26/20	713,750
1,000,000	Credit Suisse Group AG, 3.80%, 9/15/22	1,008,868
720,000	Credit Suisse Group AG, 3.75%, 3/26/25	709,057
63,000	Credit Suisse, NY, 6.00%, 2/15/18	65,527
1,284,000	Deutsche Bank AG, Series G, 2.85%, 5/10/19	1,278,548
1,462,000	Deutsche Bank AG, 4.50%, 4/1/25^	1,400,046
469,000	Thomson Reuters Corp., 3.85%, 9/29/24, Callable 6/29/24 @ 100	478,518
733,000	UBS Group AG, 4.13%, 9/24/25(b)	747,123

		7,575,143

Continued

9

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Yankee Dollars, continued
Commercial Services & Supplies (0.2%):
$1,493,000	GardaWorld Security Corp., 7.25%, 11/15/21, Callable 2/6/17 @ 105.44(b)	$1,388,490

Diversified Financial Services (1.0%):
1,126,000	Banco Nacional de Desenvolvimento Economico, 6.37%, 6/16/18^(b)	1,176,422
2,718,000	Banco Nacional de Desenvolvimento Economico, 4.00%, 4/14/19^(b)	2,730,150
326,000	Banco Nacional de Desenvolvimento Economico, 6.50%, 6/10/19(b)	346,277
1,442,000	Banco Nacional de Desenvolvimento Economico, 5.50%, 7/12/20(b)	1,493,667
334,000	Banco Nacional de Desenvolvimento Economico, 5.75%, 9/26/23^(b)	334,912

		6,081,428

Diversified Telecommunication Services (0.3%):
700,000	Columbus International, Inc., 7.38%, 3/30/21, Callable 3/30/18 @ 103.69(b)	744,898
1,100,000	Telecome Italia SpA, 5.30%, 5/30/24(b)	1,075,250
300,000	Telesat Canada/Telesat L, 8.88%, 11/15/24, Callable 11/15/19 @ 106.66(b)	312,750

		2,132,898

Food Products (0.4%):
500,000	Fage International / Fage USA, 5.63%, 8/15/26, Callable 8/15/21 @ 102.81(b)	501,250
1,910,000	JBS Investments GMBH, 7.75%, 10/28/20, Callable 10/28/17 @ 103.88(b)	2,027,083

		2,528,333

Insurance (0.0%):
200,000	AIA Group, Ltd., 2.25%, 3/11/19(b)	200,633

Life Sciences Tools & Services (0.1%):
500,000	DPX Holdings BV, 7.50%, 2/1/22, Callable 2/6/17 @ 105.63(b)	528,750

Machinery (0.0%):
107,000	Ingersoll-Rand Lux Financial Holding, 2.63%, 5/1/20, Callable 4/1/20 @ 100	107,237

Media (0.6%):
1,493,000	Altice SA, 9.88%, 12/15/20, Callable 2/6/17 @ 104.94^(b)	1,575,115
2,226,000	Altice SA, 7.75%, 5/15/22, Callable 5/15/17 @ 105.81^(b)	2,376,256
200,000	MDC Partners, Inc., 6.50%, 5/1/24, Callable 5/1/19 @ 104.88^(b)	180,000

		4,131,371

Metals & Mining (0.6%):
400,000	BHP Billiton, Ltd., 6.25%, 10/19/75, Callable 10/19/20 @ 100(a)(b)	433,080
681,000	BHP Billiton, Ltd., 6.75%, 10/19/75, Callable 10/20/25 @ 100^(a)(b)	764,423
200,000	Codelco, Inc., 4.88%, 11/4/44^(b)	196,267
2,240,000	Codelco, Inc., Registered Shares, 4.88%, 11/4/44(b)	2,198,185

		3,591,955

Principal Amount		Fair Value
Yankee Dollars, continued
Oil, Gas & Consumable Fuels (4.5%):
$164,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	$163,604
1,009,000	Canadian Natural Resources, Ltd., 3.90%, 2/1/25, Callable 11/1/24 @ 100	1,011,983
309,000	Canadian Natural Resources, Ltd., 5.85%, 2/1/35	328,877
730,000	Cenovus Energy, Inc., 5.70%, 10/15/19	780,910
330,000	Empresa Nacional del Petroleo, 4.38%, 10/30/24(b)	329,644
218,000	Enbridge, Inc., 4.25%, 12/1/26, Callable 9/1/26 @ 100^	223,208
252,000	Enbridge, Inc., 5.50%, 12/1/46, Callable 5/29/46 @ 100	269,645
1,344,000	Navios Maritime Holdings/Finance, 7.38%, 1/15/22, Callable 2/6/17 @ 105.53(b)	806,400
349,000	Petrobras Global Finance BV, 4.38%, 5/20/23	304,921
1,229,000	Petrobras Global Finance BV, 5.63%, 5/20/43	908,477
2,677,000	Petrobras Global Finance BV, 7.25%, 3/17/44^	2,362,989
1,623,000	Petrobras International Finance Co., 5.75%, 1/20/20	1,643,288
4,840,000	Petrobras International Finance Co., 5.38%, 1/27/21^	4,733,520
672,000	Petroleos Mexicanos, 3.50%, 7/18/18	678,048
354,000	Petroleos Mexicanos, 8.00%, 5/3/19	388,515
225,000	Petroleos Mexicanos, 6.00%, 3/5/20	237,319
769,000	Petroleos Mexicanos, 3.50%, 7/23/20	752,659
426,000	Petroleos Mexicanos, 3.50%, 1/30/23	391,068
971,000	Petroleos Mexicanos, 4.63%, 9/21/23(b)	944,589
1,746,000	Petroleos Mexicanos, 4.88%, 1/18/24^	1,692,939
1,036,000	Petroleos Mexicanos, 4.50%, 1/23/26^	943,796
1,220,000	Petroleos Mexicanos, 6.50%, 3/13/27(d)	1,258,430
1,039,000	Petroleos Mexicanos, 6.50%, 6/2/41	973,075
841,000	Petroleos Mexicanos, 5.50%, 6/27/44	699,880
1,005,000	Petroleos Mexicanos, 5.63%, 1/23/46	834,150
1,677,000	Petroleos Mexicanos, 6.75%, 9/21/47(b)	1,584,430
747,000	Teine Energy, Ltd., 6.88%, 9/30/22, Callable 9/30/17 @ 105.16(b)	762,874

		26,009,238

Pharmaceuticals (1.0%):
865,000	Actavis Funding SCS, 2.45%, 6/15/19	868,662
1,224,000	Actavis Funding SCS, 3.45%, 3/15/22, Callable 1/15/22 @ 100	1,242,371
336,000	Mylan NV, 2.50%, 6/7/19(b)	334,182
685,000	Mylan NV, 3.15%, 6/15/21, Callable 5/15/21 @ 100(b)	672,249
337,000	Mylan NV, 3.95%, 6/15/26, Callable 3/15/26 @ 100(b)	315,381
200,000	Perrigo Co. plc, 2.30%, 11/8/18	199,734
200,000	Perrigo Finance plc, 3.50%, 12/15/21, Callable 10/15/21 @ 100	201,604
400,000	Perrigo Finance plc, 3.90%, 12/15/24, Callable 9/15/24 @ 100	391,569
484,000	Teva Pharmaceuticals, 2.20%, 7/21/21^	463,037
346,000	Teva Pharmaceuticals, 2.80%, 7/21/23^	327,520
412,000	Teva Pharmaceuticals Ne, 3.15%, 10/1/26^	379,834

Continued

10

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
Yankee Dollars, continued
Pharmaceuticals, continued
$807,000	VRX Escrow Corp., 6.13%, 4/15/25, Callable 4/15/20 @ 103.06^(b)	$606,259

		6,002,402

Software (0.1%):
550,000	Open Text Corp., 5.63%, 1/15/23, Callable 1/15/18 @ 104.22(b)	574,750

Sovereign Bonds (1.7%):
1,344,000	Dominican Republic, 5.50%, 1/27/25(b)	1,295,965
6,720,000	Republic of Argentina, 4/17/17(e)	6,998,880
1,500,000	Republic of Belarus, 8.95%, 1/26/18(b)	1,546,800

		9,841,645

Tobacco (0.3%):
690,000	Imperial Tobacco Group plc, 3.75%, 7/21/22, Callable 5/21/22 @ 100(b)	708,334
690,000	Imperial Tobacco Group plc, 4.25%, 7/21/25, Callable 4/21/25 @ 100(b)	712,236

		1,420,570

Trading Companies & Distributors (0.7%):
1,344,000	Aercap Ireland Capital, Ltd./ and AerCap Global Aviation Trust, 5.00%, 10/1/21	1,412,880
2,165,000	Aercap Ireland Capital, Ltd./ and AerCap Global Aviation Trust, 4.63%, 7/1/22	2,229,950
747,000	FLY Leasing, Ltd., 6.38%, 10/15/21, Callable 10/15/17 @ 104.78	776,880

		4,419,710

Total Yankee Dollars (Cost $94,349,885)		93,199,975

Municipal Bonds (2.4%):
California (0.5%):
10,000	California State, Build America Bonds, GO, 7.35%, 11/1/39	14,198
15,000	California State, Build America Bonds, GO, 7.63%, 3/1/40	22,193
460,000	California State, Build America Bonds, GO, 7.30%, 10/1/39	651,029
400,000	California State, Build America Bonds, GO, 7.50%, 4/1/34	565,400
1,125,000	California State, Build America Bonds, GO, 7.55%, 4/1/39	1,664,606

		2,917,426

Illinois (1.9%):
220,000	Illinois State, Build America Bonds, GO, 6.20%, 7/1/21	231,176
1,935,000	Illinois State, Build America Bonds, GO, 7.35%, 7/1/35	2,094,018
425,000	Illinois State, Build America Bonds, GO, Series 3, 6.73%, 4/1/35	433,211
10,000	Illinois State, Build America Bonds, GO, Series 3, 5.55%, 4/1/19	10,323
1,340,000	Illinois State, Build America Bonds, GO, 5.88%, 3/1/19	1,420,547
420,000	Illinois State, Build America Bonds, GO, 4.00%, 12/1/20	414,246

Principal Amount		Fair Value
Municipal Bonds, continued
Illinois, continued
$15,000	Illinois State, Build America Bonds, GO, 5.37%, 3/1/17	$15,089
645,000	Illinois State, Build America Bonds, GO, 5.67%, 3/1/18	667,407
105,000	Chicago Illinois, Taxable Project, GO, Series B, 5.43%, 1/1/42	85,126
770,000	Chicago Illinois, Taxable Project, GO, Series B, 6.31%, 1/1/44	686,347
80,000	Chicago Illinois, GO, Series B, 5.63%, 1/1/22	79,952
395,000	Chicago Illinois, Taxable Project, GO, Series C1, 7.78%, 1/1/35	412,684
4,440,000	Illinois State, Build America Bonds, GO, 5.10%, 6/1/33	3,924,161
315,000	Illinois State, Build America Bonds, GO, 6.63%, 2/1/35	321,889
176,000	Illinois State, Build America Bonds, GO, 4.35%, 6/1/18	178,672
125,000	Illinois State, Build America Bonds, GO, 4.95%, 6/1/23	128,523

		11,103,371

Total Municipal Bonds (Cost $14,580,835)		14,020,797

U.S. Government Agency Mortgages (18.9%):
Federal Home Loan Mortgage Corporation (4.8%)
93,354	3.00%, 2/1/31, Pool #G15741	95,942
470,012	3.00%, 4/1/31, Pool #G15799	483,073
24,101	3.00%, 5/1/31, Pool #J34616	24,769
77,921	3.00%, 6/1/31, Pool #J34680	80,092
177,403	2.50%, 7/1/31, Pool #J34888	177,933
454,323	4.00%, 6/1/33, Pool #G30718	482,518
3,102,000	5.00%, 2/1/38, Pool #G60365	3,408,448
158,621	3.50%, 4/1/40, Pool #V81744	163,381
165,606	3.50%, 5/1/40, Pool #V81750	170,587
274,007	3.50%, 6/1/40, Pool #V81792	282,246
120,149	3.50%, 8/1/40, Pool #V81886	123,272
109,343	3.50%, 9/1/40, Pool #V81958	112,332
1,118,475	4.00%, 1/1/41, Pool #A96413	1,180,890
929,824	4.00%, 2/1/41, Pool #A96807	981,641
117,178	4.50%, 3/1/41, Pool #A97673	126,131
195,100	4.50%, 4/1/41, Pool #A97942	210,268
507,336	5.00%, 6/1/41, Pool #G06596	564,211
2,590,512	4.50%, 1/1/42, Pool #G60517	2,796,447
91,696	3.50%, 8/1/42, Pool #Q10047	94,450
85,942	3.50%, 8/1/42, Pool #Q10164	88,515
91,193	3.50%, 8/1/42, Pool #Q10434	93,904
69,264	3.50%, 8/1/42, Pool #Q10392	71,335
100,253	3.50%, 9/1/42, Pool #Q11244	103,224
62,329	3.50%, 11/1/42, Pool #G07231	64,192
78,021	4.00%, 11/1/42, Pool #Q13121	82,812
194,849	3.00%, 12/1/42, Pool #C04320	194,769
735,781	3.50%, 4/1/43, Pool #Q17209	757,540
835,313	3.50%, 4/1/43, Pool #G07921	860,760
152,374	4.00%, 5/1/43, Pool #Q18481	161,128
65,156	4.00%, 7/1/43, Pool #Q19597	68,488
826,238	3.00%, 10/1/43, Pool #G08553	824,195
84,380	4.00%, 10/1/43, Pool #Q22499	89,228

Continued

11

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal Home Loan Mortgage Corporation, continued
$165,027	4.00%, 1/1/44, Pool #V80950	$174,503
542,384	4.00%, 1/1/45, Pool #Q30720	570,124
84,168	3.50%, 3/1/45, Pool #Q32328	86,471
174,573	3.50%, 3/1/45, Pool #Q32008	179,346
85,007	3.50%, 3/1/45, Pool #Q31974	87,302
468,229	3.50%, 5/1/45, Pool #Q33547	480,454
60,181	3.00%, 5/1/45, Pool #Q33468	59,848
511,626	3.50%, 6/1/45, Pool #Q34164	525,003
539,788	3.50%, 6/1/45, Pool #Q34311	554,384
80,138	3.50%, 6/1/45, Pool #Q33791	82,220
350,767	3.00%, 6/1/45, Pool #Q34156	348,831
33,699	3.00%, 7/1/45, Pool #Q34979	33,591
92,885	3.00%, 7/1/45, Pool #Q34759	92,415
174,066	4.00%, 8/1/45, Pool #Q35845	183,421
34,753	4.00%, 9/1/45, Pool #Q37853	36,609
33,916	4.00%, 11/1/45, Pool #Q38812	35,646
47,798	4.00%, 2/1/46, Pool #Q38783	50,241
24,662	4.00%, 2/1/46, Pool #Q38879	25,987
29,328	4.00%, 2/1/46, Pool #Q38782	30,900
625,400	3.50%, 5/1/46, Pool #G60553	642,826
197,739	3.50%, 5/1/46, Pool #G60603	203,136
999,999	3.00%, 10/1/46, Pool #Q43734	994,011
3,449,978	3.00%, 12/1/46, Pool #G08737	3,429,318
53,021	3.00%, 12/1/46, Pool #Q44977	52,703
4,046,879	3.00%, 12/1/46, Pool #G08741	4,022,646

		28,000,657

Federal National Mortgage Association (11.2%)
81,398	2.50%, 10/1/28, Pool #AU2669	81,673
602,171	3.50%, 9/1/29, Pool #AL5878	633,285
2,384,941	3.50%, 11/1/30, Pool #AL7688	2,498,698
32,937	3.00%, 12/1/30, Pool #BC3672	33,850
1,400,000	2.50%, 1/25/31, TBA	1,402,215
31,000	3.00%, 4/1/31, Pool #BC7657	31,864
24,182	3.00%, 5/1/31, Pool #BA7510	24,859
156,939	2.50%, 6/1/31, Pool #BC8752	157,325
24,195	3.00%, 6/1/31, Pool #BD1758	24,873
99,993	3.00%, 6/1/31, Pool #BC1183	102,788
32,230	3.00%, 6/1/31, Pool #BD1541	33,132
311,415	2.50%, 7/1/31, Pool #AS7620	312,183
1,073,714	3.00%, 7/1/31, Pool #AS7629	1,103,394
294,247	3.00%, 7/1/31, Pool #BC1464	302,572
202,818	2.50%, 7/1/31, Pool #BC1473	203,379
39,831	3.00%, 7/1/31, Pool #BC8738	40,944
63,038	2.50%, 7/1/31, Pool #AS7526	63,212
192,546	2.50%, 7/1/31, Pool #BD3945	193,021
191,424	2.50%, 8/1/31, Pool #AS7642	191,896
500,000	2.50%, 1/1/32, Pool #MA2868	501,641
12,973	4.50%, 7/1/33, Pool #729327	14,054
6,905	4.50%, 7/1/33, Pool #720240	7,438
15,591	4.50%, 8/1/33, Pool #729713	16,909
13,528	4.50%, 8/1/33, Pool #727160	14,674
64,671	4.50%, 8/1/33, Pool #729380	70,144
11,028	4.50%, 8/1/33, Pool #727029	11,916
24,527	4.50%, 8/1/33, Pool #726956	26,605
8,292	4.50%, 8/1/33, Pool #723124	8,919

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$21,453	4.50%, 8/1/33, Pool #726928	$23,273
19,222	4.50%, 9/1/33, Pool #734922	20,849
49,077	4.50%, 9/1/33, Pool #727147	53,238
57,761	4.50%, 12/1/33, Pool #AL5321	62,338
216,163	3.50%, 1/1/34, Pool #AS1611	224,634
29,428	3.50%, 1/1/34, Pool #AS1614	30,573
151,129	3.50%, 1/1/34, Pool #AS1612	156,832
70,400	3.50%, 1/1/34, Pool #AS1406	73,152
53,096	6.00%, 10/1/34, Pool #AL2130	61,805
346,785	5.50%, 11/1/34, Pool #725946	388,914
168,601	5.50%, 1/1/35, Pool #735141	188,878
119,441	4.50%, 9/1/35, Pool #AB8198	129,535
86,944	5.50%, 9/1/36, Pool #AD0500	97,521
601,064	6.00%, 1/1/37, Pool #932030	681,108
118,865	6.00%, 3/1/37, Pool #889506	134,736
158,359	6.00%, 1/1/38, Pool #889371	184,911
55,193	6.00%, 3/1/38, Pool #889219	64,110
29,076	6.00%, 7/1/38, Pool #889733	33,426
177,752	4.50%, 3/1/39, Pool #AB0051	191,581
769,737	4.50%, 4/1/39, Pool #AB0043	835,364
293,889	5.00%, 6/1/39, Pool #AL7550	322,314
808,679	5.00%, 6/1/39, Pool #AL7521	887,104
209,860	6.00%, 5/1/40, Pool #AL2129	244,529
52,820	4.00%, 12/1/40, Pool #AE7856	55,752
110,871	4.00%, 12/1/40, Pool #AA4757	116,609
159,805	4.00%, 9/1/41, Pool #AJ0784	168,759
574,562	4.00%, 10/1/41, Pool #AL2512	606,350
18,788	6.00%, 1/1/42, Pool #AL2128	21,854
366,734	3.00%, 9/1/42, Pool #AB6126	366,630
145,770	3.50%, 9/1/42, Pool #AP4100	150,295
285,225	3.00%, 10/1/42, Pool #AB6509	285,144
533,111	3.00%, 10/1/42, Pool #AB6504	532,959
530,804	3.00%, 11/1/42, Pool #AB6976	530,652
34,023	3.50%, 12/1/42, Pool #AQ9054	35,085
196,542	3.00%, 12/1/42, Pool #AB7282	196,486
179,423	3.50%, 1/1/43, Pool #AQ9328	185,025
1,021,398	3.00%, 1/1/43, Pool #AL3181	1,021,106
825,923	3.00%, 1/1/43, Pool #AB7586	825,688
35,946	3.50%, 2/1/43, Pool #AR1797	37,054
321,779	3.00%, 2/1/43, Pool #AB7846	321,687
402,289	2.50%, 2/1/43, Pool #AB8465	384,788
43,714	3.50%, 3/1/43, Pool #AR7567	45,056
42,070	3.50%, 3/1/43, Pool #AR6751	43,370
111,930	3.50%, 3/1/43, Pool #AL3409	115,400
222,685	3.50%, 8/1/43, Pool #AL7261	229,688
478,838	3.00%, 9/1/43, Pool #AL5059	478,702
272,997	3.50%, 3/1/44, Pool #AL7377	281,539
577,300	3.00%, 6/1/44, Pool #AL7195	577,135
637,512	5.00%, 11/1/44, Pool #AL7307	699,376
59,293	4.00%, 12/1/44, Pool #AW9502	62,359
32,817	4.00%, 12/1/44, Pool #AY0045	34,517
264,277	4.00%, 12/1/44, Pool #AX8459	279,199
490,695	4.00%, 3/1/45, Pool #AL6541	518,427
133,298	3.50%, 3/1/45, Pool #AY5352	137,045
174,805	3.50%, 5/1/45, Pool #AZ1192	179,615
131,557	3.50%, 5/1/45, Pool #AY9074	135,253

Continued

12

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Federal National Mortgage Association, continued
$80,049	4.00%, 5/1/45, Pool #AZ1876	$84,452
132,980	3.50%, 5/1/45, Pool #AZ0727	136,726
141,073	3.00%, 5/1/45, Pool #AS4972	140,331
176,447	3.50%, 5/1/45, Pool #AY9324	181,400
218,892	3.50%, 5/1/45, Pool #AY9287	225,038
93,827	4.00%, 6/1/45, Pool #AZ2719	98,983
86,320	4.00%, 6/1/45, Pool #AZ3341	91,061
349,032	5.00%, 6/1/45, Pool #AZ3448	380,322
1,559,201	3.50%, 6/1/45, Pool #AY5622	1,602,953
244,629	3.50%, 7/1/45, Pool #AZ3198	251,483
38,289	3.50%, 7/1/45, Pool #AS5312	39,363
793,319	3.50%, 7/1/45, Pool #AZ0814	814,677
801,447	4.00%, 7/1/45, Pool #AZ0833	845,438
402,893	4.00%, 7/1/45, Pool #AZ1783	423,815
53,336	3.00%, 8/1/45, Pool #AZ3728	53,055
310,223	3.00%, 8/1/45, Pool #AS5634	308,590
269,520	3.50%, 8/1/45, Pool #AY8424	276,777
137,677	3.00%, 8/1/45, Pool #AZ8288	136,953
524,049	4.00%, 10/1/45, Pool #AL7413	553,697
1,121,944	4.00%, 10/1/45, Pool #AL7593	1,185,436
116,964	4.00%, 11/1/45, Pool #AZ0560	123,059
147,940	3.50%, 12/1/45, Pool #AL7890	152,073
46,213	4.00%, 12/1/45, Pool #BC0997	48,623
162,111	4.00%, 12/1/45, Pool #BA6404	170,542
82,215	4.00%, 12/1/45, Pool #AS6350	86,898
4,100,000	4.00%, 1/25/46, TBA	4,310,365
800,000	4.50%, 1/25/46, TBA	860,469
15,470,356	3.50%, 3/1/46, Pool #BC0300	15,867,514
98,938	4.00%, 4/1/46, Pool #BC7809	104,114
66,205	4.00%, 4/1/46, Pool #BC3920	69,669
24,806	4.00%, 5/1/46, Pool #BC2276	26,103
1,271,481	3.50%, 6/1/46, Pool #BC1145	1,305,833
171,260	3.50%, 8/1/46, Pool #AL8970	176,107
311,913	3.50%, 8/1/46, Pool #AL8990	320,533
300,112	4.00%, 8/1/46, Pool #AL8881	316,874
1,681,573	3.00%, 9/1/46, Pool #BC2817	1,672,348
195,516	3.50%, 11/1/46, Pool #BC9014	201,065
10,800,040	3.00%, 12/1/49, Pool #MA2863	10,749,837
443,311	5.00%, 2/1/38, Pool #310165	485,979

		67,735,347

Government National Mortgage Association (2.9%)
18,799	5.00%, 6/15/34, Pool #629493	20,788
322,881	5.50%, 6/15/35, Pool #783800	360,172
14,958	5.00%, 3/15/38, Pool #676766	16,517
6,671	5.00%, 4/15/38, Pool #672672	7,293
36,337	5.00%, 8/15/38, Pool #687818	39,982
207,025	5.00%, 1/15/39, Pool #705997	226,331
345,180	5.00%, 3/15/39, Pool #646746	380,857
2,425	5.00%, 3/15/39, Pool #697946	2,669
423,405	4.00%, 10/15/40, Pool #783143	450,456
958,365	4.50%, 3/20/41, Pool #4978	1,032,909
688,456	4.00%, 5/20/41, Pool #5054	735,405
344,919	4.50%, 5/20/41, Pool #005055	371,749
355,545	4.50%, 6/15/41, Pool #366975	388,550
225,187	4.50%, 6/20/41, Pool #005082	242,577

Principal Amount		Fair Value
U.S. Government Agency Mortgages, continued
Government National Mortgage Association, continued
$779,717	4.00%, 10/20/41, Pool #5203	$830,842
820,809	3.50%, 12/20/41, Pool #5258	856,425
465,256	3.00%, 12/20/42, Pool #MA0624	473,069
82,853	3.00%, 1/20/43, Pool #MA0698	84,245
1,021,740	3.50%, 2/20/43, Pool #MA0783	1,067,026
871,146	3.50%, 4/20/43, Pool #783976	909,756
666,671	4.00%, 7/20/45, Pool #MA2962	708,591
6,600,000	3.00%, 1/20/46, TBA	6,682,629
49,174	3.50%, 5/20/46, Pool #AS4272	51,245
34,879	3.50%, 5/20/46, Pool #AR9166	36,363
45,729	3.50%, 5/20/46, Pool #AR9028	47,674
61,730	3.50%, 6/20/46, Pool #AS4285	64,331
39,391	3.50%, 6/20/46, Pool #AT4134	41,058
61,151	3.50%, 6/20/46, Pool #AT4133	63,882
179,359	3.50%, 6/20/46, Pool #AT4139	186,989
595,135	Class JA, Series 2015-H21, 2.50%, 6/20/65	602,534

		16,982,914

Total U.S. Government Agency Mortgages (Cost $113,768,638)		112,718,918

U.S. Treasury Obligations (26.6%):
U.S Treasury Inflation Index (1.1%)
4,972,000	0.13%, 7/15/26	4,848,604
1,717,000	1.00%, 2/15/46	1,759,069

		6,607,673

U.S. Treasury Bonds (3.0%)
6,620,000	2.25%, 8/15/46	5,566,228
13,132,000	2.88%, 11/15/46	12,678,539

		18,244,767

U.S. Treasury Inflation Index Bonds (4.3%)
3,342,000	0.25%, 1/15/25	3,354,443
7,466,000	0.63%, 1/15/26	7,662,081
4,362,000	1.38%, 2/15/44	4,937,382
9,627,000	0.75%, 2/15/45	9,298,759

		25,252,665

U.S. Treasury Notes (18.2%)
11,200,000	0.75%, 10/31/17	11,189,942
14,000,000	0.75%, 10/31/18	13,899,368
29,865,000	1.75%, 12/31/20	29,855,683
17,547,000	1.25%, 3/31/21	17,141,910
5,324,000	1.38%, 4/30/21	5,222,722
15,033,000	2.25%, 12/31/23	15,040,050
17,000,000	1.50%, 8/15/26	15,635,359

		107,985,034

Total U.S. Treasury Obligations (Cost $161,988,482)		158,090,139

Securities Held as Collateral for Securities on Loan (6.4%):
37,958,300	AZL Pyramis Total Bond Fund Securities Lending Collateral Account(f)	37,958,300

Total Securities Held as Collateral for Securities on Loan (Cost $37,958,300)		37,958,300

Continued

13

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Unaffiliated Investment Company (6.9%):
41,038,663	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(e)	$41,038,663

Total Unaffiliated Investment Company (Cost $41,038,663)		41,038,663

Common Stock(0.1%):
Oil, Gas & Consumable Fuels (0.1%):
31,892	Goodrich Petroleum Corp.*	398,650

Total Common Stock (Cost $282,021)		398,650

Shares		Fair Value
Warrant (—%):
Oil, Gas & Consumable Fuels (—%):
3,749	Midstates Petroleum Co., Inc., 4/21/20**	$—

Total Warrant (Cost $—)		—

Total Investment Securities (Cost $665,907,307)(g) —111.0%		659,809,179
Net other assets (liabilities) — (11.0)%		(65,612,689)

Net Assets — 100.0%		$594,196,490

Percentages indicated are based on net assets as of December 31, 2016.

GO—General Obligation

MTN—Medium Term Note

TBA—To Be Announced Security

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $36,629,110.

**	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.03% of the net assets of the fund.

(a)	Variable rate security. The rate presented represents the rate in effect at December 31, 2016. The date presented represents the final maturity date.

(b)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(c)	Defaulted bond.

(d)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.21% of the net assets of the fund.

(e)	The rate represents the effective yield at December 31, 2016.

(f)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(g)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts	shown as “—” are either $0 or rounds to less than $1.

The following represents the concentrations by country of risk (based on the domicile of the security issuer) relative to the total fair value of investments as of December 31, 2016: (Unaudited)

Country	Percentage
Argentina	1.1%
Australia	0.2%
Austria	0.3%
Barbados	0.1%
Belarus	0.2%
Bermuda	0.1%
Brazil	0.9%
Canada	1.4%
Cayman Islands	1.0%
Chile	0.4%
Dominican Republic	0.2%
Germany	0.4%
Guernsey	0.6%

Country	Percentage
Hong Kong	—	%NM
Ireland	0.7%
Italy	0.3%
Jersey	0.1%
Luxembourg	1.0%
Marshall Islands	0.1%
Mexico	1.8%
Netherlands	1.1%
Switzerland	—	%NM
United Kingdom	2.2%
United States	85.8%

	100.0%

NM	Not meaningful, amount is less than 0.05%.

Continued

14

AZL Pyramis Total Bond Fund

Schedule of Portfolio Investments

December 31, 2016

Securities Sold Short (-0.09%):

Security Description	Coupon Rate	Maturity Date	Par Amount	Proceeds Received	Fair Value	Unrealized Appreciation/ Deprecation
Federal National Mortgage Association, TBA	3.00%	1/25/46	$(5,700,000)	$(5,631,052)	$(5,662,459)	$(75,235)

				$(5,631,052)	$(5,662,459)	$(75,235)

See accompanying notes to the financial statements.

15

AZL Pyramis Total Bond Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$665,907,307

Investment securities, at value*	$659,809,179
Cash	11,268
Interest and dividends receivable	4,828,966
Receivable for investments sold	11,337,452
Prepaid expenses	2,603

Total Assets	675,989,468

Liabilities:
Payable for investments purchased	37,436,023
Payable for capital shares redeemed	259,212
Payable for collateral received on loaned securities	37,958,300
Securities sold short (Proceeds received $5,631,052)	5,662,459
Interest payable on securities sold short	58,806
Manager fees payable	250,728
Administration fees payable	20,676
Distribution fees payable	119,863
Custodian fees payable	7,036
Administrative and compliance services fees payable	1,554
Trustee fees payable	1,180
Other accrued liabilities	17,141

Total Liabilities	81,792,978

Net Assets	$594,196,490

Net Assets Consist of:
Capital	$594,814,443
Accumulated net investment income/(loss)	13,992,248
Accumulated net realized gains/(losses) from investment transactions	(8,436,838)
Net unrealized appreciation/(depreciation) on investments	(6,173,363)

Net Assets	$594,196,490

Class 1
Net Assets	$25,980,878
Shares of beneficial interest (unlimited number of shares authorized, no par value)	2,658,712
Net Asset Value (offering and redemption price per share)	$9.77

Class 2
Net Assets	$568,215,612
Shares of beneficial interest (unlimited number of shares authorized, no par value)	56,524,173
Net Asset Value (offering and redemption price per share)	$10.05

*	Includes securities on loan of $36,629,110.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Interest	$17,527,593
Dividends	24,591
Income from securities lending	202,072

Total Investment Income	17,754,256

Expenses:
Manager fees	2,284,078
Administration fees	207,112
Distribution fees — Class 2	1,130,896
Custodian fees	15,109
Administrative and compliance services fees	7,724
Trustee fees	25,052
Professional fees	28,539
Shareholder reports	10,805
Dividends on securities sold short	39,492
Other expenses	13,145

Total expenses	3,761,952

Net Investment Income/(Loss)	13,992,304

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	(8,261,364)
Net realized gains/(losses) on securities held short	(14,382)
Change in net unrealized appreciation/depreciation on investments	12,855,018

Net Realized/Unrealized Gains/(Losses) on Investments	4,579,272

Change in Net Assets Resulting From Operations	$18,571,576

See accompanying notes to the financial statements.

16

Statements of Changes in Net Assets

	AZL Pyramis Total Bond Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$13,992,304	$13,405,475
Net realized gains/(losses) on investment transactions	(8,275,746)	1,711,779
Change in unrealized appreciation/depreciation on investments	12,855,018	(19,116,703)

Change in net assets resulting from operations	18,571,576	(3,999,449)

Distributions to Shareholders:
From net investment income:
Class 1*	—
Class 2	(13,963,456)	(8,819,612)
From net realized gains:
Class 1*	—
Class 2	(291,097)	—

Change in net assets resulting from distributions to shareholders	(14,254,553)	(8,819,612)

Class 1*
Proceeds from shares issued	27,626,424
Value of shares redeemed	(1,019,113)

Total Class 1 Shares	26,607,311

Class 2
Proceeds from shares issued	247,759,920	30,825,237
Proceeds from dividends reinvested	14,254,553	8,819,612
Value of shares redeemed	(131,947,402)	(50,907,371)

Total Class 2 Shares	130,067,071	(11,262,522)

Change in net assets resulting from capital transactions	156,674,382	(11,262,522)

Change in net assets	160,991,405	(24,081,583)
Net Assets:
Beginning of period	433,205,085	457,286,668

End of period	$594,196,490	$433,205,085

Accumulated net investment income/(loss)	$13,992,248	$13,963,415

Share Transactions:
Class 1*
Shares issued	2,762,699
Shares redeemed	(103,987)

Total Class 1 Shares	2,658,712

Class 2
Shares issued	24,088,225	3,014,168
Dividends reinvested	1,390,688	883,729
Shares redeemed	(12,936,249)	(5,007,809)

Total Class 2 Shares	12,542,664	(1,109,912)

Change in shares	15,201,376	(1,109,912)

*	For the period October 31, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

17

AZL Pyramis Total Bond Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31, 2016		Year Ended December 31, 2015	Year Ended December 31, 2014	Year Ended December 31, 2013	September 4, 2012 to December 31, 2012(a)
Class 1*
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.24
Net Realized and Unrealized Gains/(Losses) on Investments	(0.47)

Total from Investment Activities	(0.23)

Net Asset Value, End of Period	$9.77

Total Return(b)	(2.30	)%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$25,981
Net Investment Income/(Loss)(d)	3.03%
Expenses Before Reductions(d)(e)	0.59%
Expenses Net of Reductions(d)	0.59%
Portfolio Turnover Rate(f)	119%
Class 2
Net Asset Value, Beginning of Period	$9.85		$10.14	$9.78	$10.06	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.26		0.31	0.18	0.12	0.02
Net Realized and Unrealized Gains/(Losses) on Investments	0.29		(0.40)	0.34	(0.34)	0.04

Total from Investment Activities	0.55		(0.09)	0.52	(0.22)	0.06

Dividends to Shareholders From:
Net Investment Income	(0.34)		(0.20)	(0.16)	(0.04)	—
Net Realized Gains	(0.01)		—	—	(0.02)	—

Total Dividends	(0.35)		(0.20)	(0.16)	(0.06)	—

Net Asset Value, End of Period	$10.05		$9.85	$10.14	$9.78	$10.06

Total Return(b)	5.51%		(0.89)%	5.37%	(2.20)%	0.60	%(c)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$568,216		$433,205	$457,287	$370,623	$357,699
Net Investment Income/(Loss)	3.06%		2.93%	2.11%	1.24%	0.78%
Expenses Before Reductions(e)	0.83%		0.82%	0.81%	0.81%	0.80%
Expenses Net of Reductions	0.83%		0.82%	0.81%	0.81%	0.80%
Portfolio Turnover Rate(f)	119%		123%	421%	488%	303	%(c)

*	For the period October 31, 2016 (commencement of operations) to December 31, 2016.

(a)	Period from commencement of operations.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Not annualized.

(d)	Annualized for periods less than one year.

(e)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

See accompanying notes to the financial statements.

18

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Pyramis Total Bond Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Securities Purchased on a When-Issued Basis

The Fund may purchase securities on a when-issued basis. When-issued securities are securities purchased for delivery beyond the normal settlement date at a stated price and yield and thereby involve risk that the yield obtained in the transaction will be less than that available in the market when the delivery takes place. A Fund will not pay for such securities or start earning interest on them until they are received. When a Fund agrees to purchase securities on a when-issued basis, the Fund will segregate or designate cash or liquid assets equal to the amount of the commitment. Securities purchased on a when-issued basis are recorded as an asset and are subject to changes in the value based upon changes in the general level of interest rates. A Fund may sell when-issued securities before they are delivered, which may result in a capital gain or loss.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

19

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2016

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $32.3 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $20,063 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions
Corporate Debt Securities	$37,958,300	$—	$—	$—	$37,958,300

Total Securities Lending Transactions	37,958,300	—	—	—	37,958,300

Total Borrowings	$37,958,300	$—	$—	$—	$37,958,300

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$37,958,300

TBA Purchase and Sale Commitments

The Fund may enter into to-be-announced (TBA) purchase or sale commitments, pursuant to which it agrees to purchase or sell, respectively, mortgage-backed securities for a fixed unit price, with payment and delivery at a scheduled future date beyond the customary settlement period for such securities. With TBA transactions, the particular securities to be delivered are not identified at the trade date; however, delivered securities must meet specified terms, including issuer, rate, and mortgage term, and be within industry-accepted “good delivery” standards. The Fund may enter into TBA purchase transactions with the intention of taking possession of the underlying securities, may elect to extend the settlement by “rolling” the transaction, and/or may use TBAs to gain interim exposure to underlying securities. Until settlement, the Fund maintains liquid assets sufficient to settle its TBA commitments.

20

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2016

To mitigate counterparty risk, the Fund has entered into agreements with TBA counterparties that provide for collateral and the right to offset amounts due to or from those counterparties under specified conditions. Subject to minimum transfer amounts, collateral requirements are determined and transfers made based on the net aggregate unrealized gain or loss on all TBA commitments with a particular counterparty. At any time, the Fund’s risk of loss from a particular counterparty related to its TBA commitments is the aggregate unrealized gain on appreciated TBAs in excess of unrealized loss on depreciated TBAs and collateral held, if any, by such counterparty. As of December 31, 2016, no collateral had been posted by the Fund to counterparties for TBAs.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with Pyramis Global Advisors, LLC (“Pyramis”), Pyramis provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Pyramis Total Bond Fund Class 1	0.50%	0.70%
AZL Pyramis Total Bond Fund Class 2	0.50%	0.95%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $4,934 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

21

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2016

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total
Asset Backed Securities	$—	$1,115,794	$—		$1,115,794
Collateralized Mortgage Obligations	—	16,673,048	—		16,673,048
Corporate Bonds+	—	184,594,895	—	^	184,594,895
Yankee Dollars+	—	93,199,975	—		93,199,975
Municipal Bonds	—	14,020,797	—		14,020,797
U.S. Government Agency Mortgages	—	112,718,918	—		112,718,918
U.S. Treasury Obligations	—	158,090,139	—		158,090,139
Common Stock+	398,650	—	—		398,650
Warrant+	—	—	—	^	—
Securities Held as Collateral for Securities on Loan	—	37,958,300	—		37,958,300
Unaffiliated Investment Company	41,038,663	—	—		41,038,663

Total Investment Securities	41,437,313	618,371,866	—	^	659,809,179

Securities Sold Short	—	(5,662,459)	—		(5,662,459)

Total Investments	$41,437,313	$612,709,407	$—	^	$654,146,720

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2016.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Pyramis Total Bond Fund	$535,932,005	$603,539,898

22

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2016

For the year ended December 31, 2016, cost of purchases and proceeds from sales of long-term U.S. government securities included above were as follows:

	Purchases	Sales
AZL Pyramis Total Bond Fund	$398,411,859	$264,863,653

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2016 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Petroleos Mexicanos, 6.50%, 3/13/27	12/6/16	$1,208,947	1,220,000	$1,258,430	0.21%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

Mortgage-Related and Other Asset-Backed Risk: The Fund may invest in a variety of mortgage-related and other asset-backed securities, which are subject to certain additional risks. Generally, rising interest rates tend to extend the duration of fixed rate mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a Fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, adjustable and fixed rate mortgage-related securities are subject to call risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates. If a Fund purchases mortgage-backed or asset-backed securities that are subordinated to other interests in the same mortgage pool, the Fund may receive payments only after the pool’s obligations to other investors have been satisfied. An unexpectedly high rate of defaults on the mortgages held by a mortgage pool may limit substantially the pool’s ability to make payments of principal or interest to the Fund as a holder of such subordinated securities, reducing the values of those securities or in some cases rendering them worthless. An unexpectedly high or low rate of prepayments on a pool’s underlying mortgages may have a similar effect on subordinated securities. A mortgage pool may issue securities subject to various levels of subordination. The risk of non-payment affects securities at each level, although the risk is greater in the case of more highly subordinated securities. A Fund’s investments in other asset-backed securities are subject to risks similar to those associated with mortgage-related securities, as well as additional risks associated with the nature of the assets and the servicing of those assets.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.
Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $667,003,550. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$4,837,695
Unrealized (depreciation)	(12,032,066)

Net unrealized appreciation/(depreciation)	$(7,194,371)

As of the end of its tax year ended December 31, 2016, the Fund has capital loss carry forwards (“CLCFs”) as summarized in the table below. CLCFs subject to expiration are applied as short-term capital loss regardless of whether the originating capital loss was short-term or long-term. CLCFs that are not subject to expiration must be utilized before those that are subject to expiration. The Board does not intend to authorize a distribution of any realized gain for the Fund until any applicable CLCF has been offset or expires.

CLCFs not subject to expiration:

	Short Term Amount	Long Term Amount	Total Amount
AZL Pyramis Total Bond Fund	$5,467,140	$1,873,453	$7,340,593

23

AZL Pyramis Total Bond Fund

Notes to the Financial Statements

December 31, 2016

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis Total Bond Fund	$13,963,471	$291,082	$14,254,553

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Pyramis Total Bond Fund	$8,819,612	$–	$8,819,612

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Pyramis Total Bond Fund	$13,992,246	$—	$(7,340,593)	$(7,269,606)	$(617,953)

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

24

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Pyramis Total Bond Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, the related statement of operations for the year then ended, and the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Pyramis Total Bond Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

25

Other Federal Income Tax Information (Unaudited)

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $291,082.

26

Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (‘‘Commission’’) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330

27

Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

29

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Russell 1000 Growth Index Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Growth Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Russell 1000 Growth Index Fund (Class 2 Shares) (the “Fund”) returned 6.43%. That compared to a 7.08% total return for its benchmark, the Russell 1000® Growth Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of growth stocks’ performance.*

U.S. equities started the year on a down note. Stock prices fell on fears of a global economic slowdown; cratering oil prices; and terrorist attacks in Istanbul, Jakarta and Pakistan. Volatility also increased as investors prepared for a possible interest rate increase by the Federal Reserve.

A rebound in oil prices in February helped fuel a recovery in domestic equity markets that continued into the second quarter. The stock rally suffered a brief downturn in June as investors were shocked by the United Kingdom’s vote to leave the European Union. But investor concerns quickly eased and the second quarter ended on a strong note.

That upward momentum in domestic equity markets carried through to the second half of the reporting period, driven by a dovish Federal Reserve decision to keep rates unchanged. Stock prices also benefited from earnings releases that surpassed many analyst expectations.

In the fourth quarter, the U.S. economy continued to strengthen as shown by strong macroeconomic data and a tightening labor market. Improving conditions meant the Fed’s decision in December to raise rates by 25 basis points (0.25%) did not come as a big surprise. While many investors were shocked by Donald Trump’s election win, markets did not show the same type of volatility as seen following the Brexit vote in June; most major U.S. indexes posted solid gains in November.

In general, growth stocks underperformed value stocks for the period. From a sector perspective, telecommunication services, energy, and utilities stocks generated the strongest returns in the Index. Health care was the only detractor from returns for the year as the sector came under pressure from lawmakers on drug pricing practices.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a minimal impact on the Fund’s performance.*

Past performance does not guarantee  future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Russell 1000 Growth Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Growth Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Returns on growth stocks may not move in tandem with returns on other categories of stocks or the market as a whole. Growth stocks may be susceptible to rapid price savings or to adverse developments in certain sectors of the market.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	Inception Data	1 Year	3 Year	5 Year	Since Inception
AZL® Russell 1000 Growth Index Fund (Class 1 Shares )	10/14/16	—	—	—	2.80%*
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	4/30/10	6.43%	7.79%	13.67%	11.90%
Russell 1000® Growth Index	4/30/10	7.08%	8.55%	14.50%	12.77%

*	Cumulative Return

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Growth Index Fund (Class 1 Shares )	0.53%
AZL® Russell 1000 Growth Index Fund (Class 2 Shares)	0.78%

Expense Ratios are based on the current Fund prospectus dated August 31, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Growth Index, an unmanaged index that measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Growth Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Growth Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Russell 1000 Growth Index Fund, Class 1**	$1,000.00	$1,028.00	$0.97	0.46%
AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,054.00	$3.67	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Russell 1000 Growth Index Fund, Class 1	$1,000.00	$1,022.82	$2.34	0.46%
AZL Russell 1000 Growth Index Fund, Class 2	$1,000.00	$1,021.57	$3.61	0.71%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

**	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 76/366 to reflect the stub period from commencement of operations 10/17/2016 through 12/31/2016.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	31.4%
Consumer Discretionary	20.4
Health Care	15.7
Industrials	10.8
Consumer Staples	9.3
Materials	3.5
Financials	2.7
Real Estate	2.6
Telecommunication Services	1.2
Energy	0.6
Utilities	— ^

Total Common Stocks and Preferred Stocks	98.2
Securities Held as Collateral for Securities on Loan	12.5
Money Market	1.8

Total Investment Securities	112.5
Net other assets (liabilities)	(12.5)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value

Common Stocks (97.6%):
Aerospace & Defense (2.7%):
10,524	BE Aerospace, Inc.	$633,440
61,583	Boeing Co. (The)	9,587,240
9,575	BWX Technologies, Inc.	380,128
10,470	General Dynamics Corp.	1,807,750
1,962	HEICO Corp.^	151,368
3,955	HEICO Corp., Class A	268,545
9,552	Hexcel Corp.^	491,355
3,997	Huntington Ingalls Industries, Inc.	736,207
26,264	Lockheed Martin Corp.	6,564,424
17,167	Northrop Grumman Corp.	3,992,701
11,701	Raytheon Co.	1,661,542
13,397	Rockwell Collins, Inc.	1,242,706
6,474	Spirit AeroSystems Holdings, Inc., Class A	377,758
8,596	Textron, Inc.	417,422
5,157	TransDigm Group, Inc.	1,283,887

		29,596,473

Air Freight & Logistics (1.3%):
14,656	C.H. Robinson Worldwide, Inc.^	1,073,699
13,190	Expeditors International of Washington, Inc.^	698,542
25,752	FedEx Corp.	4,795,022
71,405	United Parcel Service, Inc., Class B	8,185,870

		14,753,133

Airlines (0.7%):
10,160	Alaska Air Group, Inc.^	901,497
61,964	Delta Air Lines, Inc.	3,048,009
2,137	JetBlue Airways Corp.*	47,912
65,916	Southwest Airlines Co.	3,285,253

		7,282,671

Auto Components (0.3%):
2,035	Adient plc*	119,251
2,828	BorgWarner, Inc.^	111,536
28,114	Delphi Automotive plc	1,893,478
18,736	Gentex Corp.^	368,912
6,306	Lear Corp.	834,725
3,532	Visteon Corp.	283,761

		3,611,663

Automobiles (0.4%):
18,641	Harley-Davidson, Inc.^	1,087,516
12,072	Tesla Motors, Inc.*^	2,579,666
4,948	Thor Industries, Inc.^	495,047

		4,162,229

Banks (0.3%):
22,490	Citizens Financial Group, Inc.	801,319
379	First Hawaiian, Inc.^	13,197
12,031	First Republic Bank	1,108,537
3,207	Signature Bank*	481,691
3,940	SVB Financial Group*	676,340
5,455	Western Alliance Bancorp*	265,713

		3,346,797

Beverages (3.0%):
5,270	Brown-Forman Corp., Class A^	243,738
18,061	Brown-Forman Corp., Class B^	811,300

300,950	Coca-Cola Co. (The)	12,477,387
17,081	Constellation Brands, Inc., Class C	2,618,688

Shares		Fair Value
Common Stocks, continued
Beverages, continued
19,095	Dr Pepper Snapple Group, Inc.	$1,731,344
43,110	Monster Beverage Corp.*	1,911,497
129,979	PepsiCo, Inc.	13,599,703

		33,393,657

Biotechnology (5.6%):
167,087	AbbVie, Inc.	10,462,988
9,762	Acadia Pharmaceuticals, Inc.*^	281,536
3,184	Agios Pharmaceuticals, Inc.*^	132,868
22,392	Alexion Pharmaceuticals, Inc.*	2,739,661
15,456	Alkermes plc*^	859,044
6,684	Alnylam Pharmaceuticals, Inc.*^	250,249
77,577	Amgen, Inc.	11,342,534
22,588	Biogen Idec, Inc.*	6,405,505
17,669	BioMarin Pharmaceutical, Inc.*	1,463,700
79,321	Celgene Corp.*	9,181,406
136,809	Gilead Sciences, Inc.	9,796,892
16,757	Incyte Corp.*	1,680,224
1,688	Intercept Pharmaceuticals, Inc.*^	183,401
5,728	Intrexon Corp.*^	139,190
12,409	Ionis Pharmaceuticals, Inc.*^	593,522
5,859	Juno Therapeutics, Inc.*^	110,442
8,844	Neurocrine Biosciences, Inc.*^	342,263
30,439	OPKO Health, Inc.*^	283,083
8,003	Regeneron Pharmaceuticals, Inc.*^	2,937,821
9,901	Seattle Genetics, Inc.*^	522,476
1,267	United Therapeutics Corp.*^	181,726
25,380	Vertex Pharmaceuticals, Inc.*	1,869,745

		61,760,276

Building Products (0.4%):
14,998	A.O. Smith Corp.	710,155
9,900	Allegion plc	633,600
15,719	Fortune Brands Home & Security, Inc.^	840,339
20,354	Johnson Controls International plc	838,381
3,791	Lennox International, Inc.^	580,667
22,152	Masco Corp.	700,446

		4,303,588

Capital Markets (1.6%):
4,816	Affiliated Managers Group, Inc.*	699,765
4,917	Ameriprise Financial, Inc.	545,492
3,884	Artisan Partners Asset Management, Inc., Class A^	115,549
8,345	CBOE Holdings, Inc.^	616,612
95,557	Charles Schwab Corp. (The)^	3,771,634
1,594	Donnelley Financial Solutions, Inc.*^	36,630
11,324	Eaton Vance Corp.^	474,249
4,125	FactSet Research Systems, Inc.^	674,149
879	Federated Investors, Inc., Class B^	24,858
814	Interactive Brokers Group, Inc., Class A^	29,719
29,060	Intercontinental Exchange, Inc.	1,639,565
7,155	Invesco, Ltd.	217,083
2,053	Lazard, Ltd., Class A	84,358
1,155	LPL Financial Holdings, Inc.^	40,668
3,777	MarketAxess Holdings, Inc.	554,917
15,615	Moody’s Corp.	1,472,026
1,831	Morningstar, Inc.	134,688

Continued

4

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
9,361	MSCI, Inc., Class A	$737,460
19,105	NorthStar Asset Management Group, Inc.^	285,047
27,190	S&P Global, Inc.	2,924,012
13,169	SEI Investments Co.	650,022
19,088	T. Rowe Price Group, Inc.	1,436,563
22,844	TD Ameritrade Holding Corp.	995,998

		18,161,064

Chemicals (2.6%):
2,725	Advansix, Inc.*	60,332
17,581	Air Products & Chemicals, Inc.	2,528,499
16,954	Axalta Coating Systems, Ltd.*	461,149
1,441	Celanese Corp., Series A	113,464
90,254	E.I. du Pont de Nemours & Co.	6,624,643
26,881	Ecolab, Inc.^	3,150,990
11,098	FMC Corp.	627,703
8,212	International Flavor & Fragrances, Inc.^	967,620
15,814	LyondellBasell Industries NV, Class A	1,356,525
29,217	Monsanto Co.	3,073,921
702	NewMarket Corp.^	297,536
27,357	PPG Industries, Inc.	2,592,349
25,862	Praxair, Inc.	3,030,768
13,432	RPM International, Inc.	723,045
4,271	Scotts Miracle-Gro Co. (The)	408,094
8,297	Sherwin Williams Co.	2,229,736
8,071	Valspar Corp. (The)	836,236
446	Valvoline, Inc.^	9,589
4,003	W.R. Grace & Co.	270,763

		29,362,962

Commercial Services & Supplies (0.6%):
9,137	Cintas Corp.	1,055,872
605	Clean Harbors, Inc.*^	33,668
10,073	Copart, Inc.*^	558,145
11,966	Covanta Holding Corp.^	186,670
14,196	KAR Auction Services, Inc.	605,034
1,563	LSC Communications, Inc.	46,390
19,376	Pitney Bowes, Inc.^	294,321
9,877	Rollins, Inc.^	333,645
5,067	RR Donnelley & Sons Co.^	82,693
8,010	Stericycle, Inc.*^	617,090
37,801	Waste Management, Inc.	2,680,469

		6,493,997

Communications Equipment (0.3%):
3,998	Arista Networks, Inc.*	386,886
4,430	ARRIS International plc*	133,476
13,177	CommScope Holding Co., Inc.*	490,184
6,900	F5 Networks, Inc.*	998,568
2,045	Motorola Solutions, Inc.^	169,510
8,950	Palo Alto Networks, Inc.*^	1,119,198

		3,297,822

Construction & Engineering (0.0%):
4,076	Quanta Services, Inc.*	142,049
1,835	Valmont Industries, Inc.	258,551

		400,600

Shares		Fair Value
Common Stocks, continued
Construction Materials (0.3%):
4,823	Eagle Materials, Inc., Class A	$475,210
5,918	Martin Marietta Materials, Inc.	1,311,015
12,698	Vulcan Materials Co.	1,589,154

		3,375,379

Consumer Finance (0.1%):
851	Credit Acceptance Corp.*^	185,101
13,952	Discover Financial Services	1,005,800

		1,190,901

Containers & Packaging (0.5%):
1,629	AptarGroup, Inc.^	119,650
8,634	Avery Dennison Corp.	606,279
17,599	Ball Corp.	1,321,156
1,573	Bemis Co., Inc.^	75,221
12,450	Berry Plastics Group, Inc.*	606,689
13,882	Crown Holdings, Inc.*	729,777
23,193	Graphic Packaging Holding Co.^	289,449
16,536	Owens-Illinois, Inc.*	287,892
9,607	Packaging Corp. of America	814,866
20,217	Sealed Air Corp.	916,638
3,777	Silgan Holdings, Inc.^	193,307

		5,960,924

Distributors (0.2%):
14,187	Genuine Parts Co.	1,355,426
31,406	LKQ Corp.*	962,594
4,154	Pool Corp.	433,428

		2,751,448

Diversified Consumer Services (0.1%):
19,330	Service Corp. International	548,972
13,969	ServiceMaster Global Holdings, Inc.*^	526,212

		1,075,184

Diversified Telecommunication Services (1.1%):
8,160	SBA Communications Corp., Class A*	842,602
210,748	Verizon Communications, Inc.	11,249,728
16,813	Zayo Group Holdings, Inc.*	552,475

		12,644,805

Electrical Equipment (0.3%):
4,479	Acuity Brands, Inc.	1,034,021
4,388	AMETEK, Inc.	213,257
10,722	Emerson Electric Co.	597,752
3,625	Hubbell, Inc.	423,038
10,594	Rockwell Automation, Inc.	1,423,833

		3,691,901

Electronic Equipment, Instruments & Components (0.5%):
30,901	Amphenol Corp., Class A	2,076,547
16,777	CDW Corp.	873,914
8,382	Cognex Corp.^	533,263
10,639	Fitbit, Inc., Class A*^	77,877
3,074	IPG Photonics Corp.*^	303,435
8,431	National Instruments Corp.^	259,843
20,513	Trimble Navigation, Ltd.*	618,467
11,322	VeriFone Systems, Inc.*^	200,739
4,381	Zebra Technologies Corp., Class A*^	375,715

		5,319,800

Continued

5

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts (2.5%):
853	Alexandria Real Estate Equities, Inc.	$94,794
43,495	American Tower Corp.	4,596,551
2,679	Boston Properties, Inc.	336,965
1,085	Care Capital Properties, Inc.^	27,125
32,823	Crown Castle International Corp.	2,848,052
12,413	CubeSmart	332,296
6,367	Cyrusone, Inc.^	284,796
11,502	Digital Realty Trust, Inc.^	1,130,187
7,694	Empire State Realty Trust, Inc., Class A^	155,342
7,134	Equinix, Inc.	2,549,763
7,876	Equity Lifestyle Properties, Inc.	567,860
2,805	Essex Property Trust, Inc.^	652,163
12,406	Extra Space Storage, Inc.^	958,239
7,274	Federal Realty Investment Trust	1,033,708
19,303	Gaming & Leisure Properties, Inc.	591,058
10,281	Healthcare Trust of America, Inc., Class A	299,280
26,786	Iron Mountain, Inc.^	870,009
8,452	Lamar Advertising Co., Class A^	568,312
3,067	Life Storage, Inc.	261,492
7,067	Omega Healthcare Investors, Inc.^	220,914
1,919	Outfront Media, Inc.	47,726
15,221	Public Storage, Inc.^	3,401,894
1,843	Regency Centers Corp.	127,075
2,083	Senior Housing Properties Trust^	39,431
28,784	Simon Property Group, Inc.	5,114,052
8,641	Tanger Factory Outlet Centers, Inc.^	309,175
2,978	Taubman Centers, Inc.	220,164
10,924	Ventas, Inc.	682,968

		28,321,391

Food & Staples Retailing (2.3%):
4,003	Casey’s General Stores, Inc.^	475,877
44,974	Costco Wholesale Corp.	7,200,787
104,383	CVS Health Corp.	8,236,862
98,079	Kroger Co. (The)	3,384,706
106,128	Rite Aid Corp.*	874,495
13,337	Sprouts Farmers Market, Inc.*^	252,336
54,118	Sysco Corp.	2,996,514
4,702	US Foods Holding Corp.*	129,211
18,283	Walgreens Boots Alliance, Inc.	1,513,101
5,543	Whole Foods Market, Inc.^	170,503

		25,234,392

Food Products (1.5%):
6,170	Blue Buffalo Pet Products, Inc.*	148,327
19,199	Campbell Soup Co.^	1,160,964
35,579	ConAgra Foods, Inc.	1,407,149
16,286	Flowers Foods, Inc.^	325,231
61,344	General Mills, Inc.	3,789,220
7,812	Hain Celestial Group, Inc.*	304,902
14,447	Hershey Co. (The)	1,494,253
24,358	Hormel Foods Corp.^	847,902
5,227	Ingredion, Inc.	653,166
23,625	Kellogg Co.	1,741,399
7,890	Kraft Heinz Co. (The)	688,955
11,859	Lamb Weston Holding, Inc.*	448,863
11,910	McCormick & Co.	1,111,560
6,943	Mead Johnson Nutrition Co.	491,287

Shares		Fair Value
Common Stocks, continued
Food Products, continued
1,278	Pilgrim’s Pride Corp.^	$24,269
3,803	Post Holdings, Inc.*^	305,723
1,786	TreeHouse Foods, Inc.*^	128,931
14,051	Tyson Foods, Inc., Class A	866,666
17,885	WhiteWave Foods Co., Class A*	994,406

		16,933,173

Health Care Equipment & Supplies (2.6%):
4,087	ABIOMED, Inc.*	460,523
1,832	Alere, Inc.*	71,393
7,442	Align Technology, Inc.*	715,399
5,731	Baxter International, Inc.	254,113
21,575	Becton, Dickinson & Co.	3,571,741
139,018	Boston Scientific Corp.*	3,006,959
7,567	C.R. Bard, Inc.	1,700,002
3,808	Cooper Cos., Inc. (The)	666,133
16,483	Danaher Corp.	1,283,037
8,477	Dexcom, Inc.*^	506,077
21,754	Edwards Lifesciences Corp.*	2,038,350
6,284	Hill-Rom Holdings, Inc.^	352,784
28,715	Hologic, Inc.*	1,152,046
9,153	IDEXX Laboratories, Inc.*	1,073,372
3,893	Intuitive Surgical, Inc.*	2,468,824
14,331	ResMed, Inc.^	889,239
19,897	St. Jude Medical, Inc.	1,595,540
34,715	Stryker Corp.^	4,159,204
832	Teleflex, Inc.^	134,077
9,828	Varian Medical Systems, Inc.*	882,358
7,398	West Pharmaceutical Services, Inc.	627,572
10,099	Zimmer Holdings, Inc.	1,042,217

		28,650,960

Health Care Providers & Services (3.6%):
2,646	Acadia Healthcare Co., Inc.*^	87,583
11,814	Aetna, Inc.	1,465,054
16,983	AmerisourceBergen Corp.	1,327,901
7,397	Anthem, Inc.	1,063,467
31,148	Cardinal Health, Inc.	2,241,722
12,662	Centene Corp.*	715,530
8,749	Cigna Corp.	1,167,029
6,791	DaVita, Inc.*	435,982
8,469	Envision Healthcare Corp.*^	536,003
57,644	Express Scripts Holding Co.*^	3,965,331
21,417	HCA Holdings, Inc.*^	1,585,286
8,428	Henry Schein, Inc.*	1,278,612
14,465	Humana, Inc.	2,951,294
4,731	Laboratory Corp. of America Holdings*	607,366
23,192	McKesson Corp.	3,257,316
6,632	MEDNAX, Inc.*^	442,089
8,628	Patterson Cos., Inc.^	354,007
1,223	Premier, Inc., Class A*^	37,130

8,294	Tenet Healthcare Corp.*	123,083
96,950	UnitedHealth Group, Inc.	15,515,877
2,166	Universal Health Services, Inc., Class B	230,419
8,012	VCA Antech, Inc.*	550,024
4,196	WellCare Health Plans, Inc.*	575,188

		40,513,293

Continued

6

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Health Care Technology (0.2%):
4,012	athenahealth, Inc.*^	$421,942
30,290	Cerner Corp.*^	1,434,837
6,421	Inovalon Holdings, Inc., Class A*	66,136
9,861	Veeva Systems, Inc., Class A*^	401,343

		2,324,258

Hotels, Restaurants & Leisure (3.1%):
10,727	Aramark Holdings Corp.	383,168
5,085	Brinker International, Inc.^	251,860
2,908	Chipotle Mexican Grill, Inc.*^	1,097,247
2,384	Choice Hotels International, Inc.	133,623
11,981	Darden Restaurants, Inc.^	871,258
5,132	Domino’s Pizza, Inc.^	817,220
9,460	Dunkin’ Brands Group, Inc.^	496,082
859	Extended Stay America, Inc.	13,873
47,494	Hilton Worldwide Holdings, Inc.*	1,291,837
204	Hyatt Hotels Corp., Class A*	11,273
37,459	Las Vegas Sands Corp.	2,000,685
25,048	Marriott International, Inc., Class A^	2,070,969
85,909	McDonald’s Corp.	10,456,842
4,436	MGM Resorts International*	127,890
1,284	Norwegian Cruise Line Holdings, Ltd.*^	54,609
2,301	Panera Bread Co., Class A*^	471,912
7,387	Six Flags Entertainment Corp.	442,925
147,294	Starbucks Corp.	8,177,762
3,970	Vail Resorts, Inc.	640,401
12,384	Wendy’s Co. (The)^	167,432
11,321	Wyndham Worldwide Corp.^	864,585
7,505	Wynn Resorts, Ltd.^	649,258
35,905	Yum China Holdings, Inc.*^	937,839
35,881	Yum! Brands, Inc.	2,272,344

		34,702,894

Household Durables (0.6%):
968	CalAtlantic Group, Inc.^	32,922
19,105	D.R. Horton, Inc.	522,140
3,343	Harman International Industries, Inc.	371,608
13,623	Leggett & Platt, Inc.^	665,892
9,722	Lennar Corp., Class A	417,365
802	Lennar Corp., Class B	27,669
5,019	Mohawk Industries, Inc.*	1,002,194
48,482	Newell Brands, Inc.^	2,164,720
361	NVR, Inc.*	602,509
10,591	PulteGroup, Inc.^	194,663
5,470	Tempur Sealy International, Inc.*^	373,492
7,519	Toll Brothers, Inc.*	233,089

5,153	Tupperware Brands Corp.^	271,151
754	Whirlpool Corp.^	137,055

		7,016,469

Household Products (0.7%):
26,429	Church & Dwight Co., Inc.	1,167,898
11,371	Clorox Co. (The)^	1,364,747
16,039	Colgate-Palmolive Co.	1,049,592
2,057	Energizer Holdings, Inc.^	91,763
31,586	Kimberly-Clark Corp.	3,604,594
2,536	Spectrum Brands Holdings, Inc.^	310,229

		7,588,823

Shares		Fair Value
Common Stocks, continued
Industrial Conglomerates (2.4%):
60,756	3M Co., Class C	$10,849,199
1,936	Carlisle Cos., Inc.	213,521
184,391	General Electric Co.	5,826,756
78,574	Honeywell International, Inc.	9,102,798
5,253	Roper Industries, Inc.^	961,719

		26,953,993

Insurance (0.8%):
984	AmTrust Financial Services^	26,942
27,124	Aon plc	3,025,139
12,412	Arthur J. Gallagher & Co.	644,928
800	Brown & Brown, Inc.	35,888
1,851	Erie Indemnity Co., Class A	208,145
5,614	Lincoln National Corp.	372,040
53,788	Marsh & McLennan Cos., Inc.	3,635,530
5,785	Progressive Corp. (The)	205,368
8,931	XL Group, Ltd.	332,769

		8,486,749

Internet & Direct Marketing Retail (4.1%):
40,206	Amazon.com, Inc.*	30,149,274
12,295	Expedia, Inc.	1,392,778
37,882	Groupon, Inc.*^	125,768
1,049	Liberty Expedia Holdings, Class A*	41,614
25,791	Liberty Interactive Corp., Class A*	515,304
1,574	Liberty Ventures, Series A, Class A*	58,033
42,076	Netflix, Inc.*	5,209,009
5,108	Priceline Group, Inc. (The)*	7,488,634
11,712	TripAdvisor, Inc.*	543,085

		45,523,499

Internet Software & Services (7.5%):
15,762	Akamai Technologies, Inc.*^	1,051,010
30,349	Alphabet, Inc., Class A*	24,050,066
30,676	Alphabet, Inc., Class C*	23,676,351
605	Commercehub, Inc. Com, Series A*	9,081
664	Commercehub, Inc. Com, Series C*	9,980
3,285	CoStar Group, Inc.*	619,190
110,146	eBay, Inc.*	3,270,235
231,941	Facebook, Inc., Class A*	26,684,813
4,816	GoDaddy, Inc., Class A*^	168,319
5,662	IAC/InterActiveCorp*	366,841
3,492	Match Group, Inc.*^	59,713

1,213	Nutanix, Inc., Class A*^	32,217
19,530	Pandora Media, Inc.*^	254,671
1,584	Twilio, Inc., Series A*^	45,698
57,630	Twitter, Inc.*^	939,369
9,763	VeriSign, Inc.*^	742,671
5,439	Yelp, Inc.*^	207,389

3,665	Zillow Group, Inc., Class A*^	133,589
7,339	Zillow Group, Inc., Class C*^	267,653

		82,588,856

IT Services (6.8%):
64,393	Accenture plc, Class C^	7,542,353
5,943	Alliance Data Systems Corp.^	1,357,976
47,040	Automatic Data Processing, Inc.	4,834,770
2,500	Black Knight Financial Services, Inc., Class A*^	94,500

Continued

7

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
IT Services, continued
10,966	Booz Allen Hamilton Holding Corp.	$395,544
12,137	Broadridge Financial Solutions, Inc.	804,683
62,291	Cognizant Technology Solutions Corp., Class A*	3,490,165
5,385	CoreLogic, Inc.*	198,330
16,826	CSRA, Inc.	535,740
3,379	DST Systems, Inc.	362,060
5,127	Euronet Worldwide, Inc.*	371,349
19,039	Fidelity National Information Services, Inc.	1,440,110
32,157	First Data Corp., Class A*	456,308
22,875	Fiserv, Inc.*	2,431,155
9,432	FleetCor Technologies, Inc.*	1,334,817
8,223	Gartner, Inc.*	831,099
15,505	Genpact, Ltd.*	377,391
15,795	Global Payments, Inc.	1,096,331
62,378	International Business Machines Corp.^	10,354,123
8,095	Jack Henry & Associates, Inc.	718,674
6,715	Leidos Holdings, Inc.	343,405
99,728	MasterCard, Inc., Class A	10,296,915
33,235	Paychex, Inc.	2,023,347
116,784	PayPal Holdings, Inc.*^	4,609,464
21,357	Sabre Corp.^	532,857
4,612	Square, Inc., Class A*	62,862
13,317	Teradata Corp.*^	361,823
17,090	Total System Services, Inc.	837,923
15,943	Vantive, Inc., Class A*	950,522
197,080	Visa, Inc., Class A^	15,376,181
50,661	Western Union Co.^	1,100,357
3,978	WEX, Inc.*	443,945

		75,967,079

Leisure Products (0.3%):
7,555	Brunswick Corp.	412,050
11,566	Hasbro, Inc.^	899,719
35,133	Mattel, Inc.^	967,914
6,203	Polaris Industries, Inc.^	511,065
943	Vista Outdoor, Inc.*^	34,797

		2,825,545

Life Sciences Tools & Services (0.8%):
8,774	Agilent Technologies, Inc.	399,743

3,780	Bio-Techne Corp.	388,697
10,742	Bruker Corp.	227,516
4,818	Charles River Laboratories International, Inc.*	367,083
15,067	Illumina, Inc.*	1,929,179
2,702	Mettler-Toledo International, Inc.*	1,130,949
2,310	Patheon NV*^	66,320
2,359	PerkinElmer, Inc.	123,022
11,543	Quintiles Transnational Holdings, Inc.*	877,845

18,425	Thermo Fisher Scientific, Inc.	2,599,768
410	VWR Corp.*^	10,262
7,905	Waters Corp.*	1,062,353

		9,182,737

Machinery (1.2%):
8,032	Deere & Co.	827,617
12,071	Donaldson Co., Inc.^	507,948
8,129	Flowserve Corp.^	390,598

Shares		Fair Value
Common Stocks, continued
Machinery, continued
8,242	Fortive Corp.	$442,018
5,697	Graco, Inc.^	473,364
7,271	IDEX Corp.	654,826
30,389	Illinois Tool Works, Inc.^	3,721,437
13,304	Ingersoll-Rand plc	998,332
3,988	Lincoln Electric Holdings, Inc.^	305,760
5,976	Manitowoc Foodservice, Inc.*^	115,516
5,821	Middleby Corp. (The)*^	749,803
5,885	Nordson Corp.	659,414
3,121	PACCAR, Inc.	199,432
4,368	Snap-On, Inc.^	748,107
1,853	Stanley Black & Decker, Inc.	212,521
11,023	Toro Co.	616,737
5,445	WABCO Holdings, Inc.*	577,987
8,849	Wabtec Corp.^	734,644
9,601	Xylem, Inc.^	475,442

		13,411,503

Media (5.4%):
6,149	AMC Networks, Inc., Class A*^	321,839
480	Cable One, Inc.^	298,430
39,332	CBS Corp., Class B^	2,502,302
20,677	Charter Communications, Inc., Class A*	5,953,322
10,899	Cinemark Holdings, Inc.^	418,086
1,757	Clear Channel Outdoor Holdings, Inc., Class A^	8,873
230,522	Comcast Corp., Class A	15,917,544
14,227	Discovery Communications, Inc., Class A*^	389,962
21,290	Discovery Communications, Inc., Class C*	570,146
17,435	DISH Network Corp., Class A*	1,010,010
41,324	Interpublic Group of Cos., Inc. (The)	967,395
3,124	Lions Gate Entertainment Corp., Class A*	84,036
9,030	Lions Gate Entertainment Corp., Class B*	221,596
7,746	Live Nation, Inc.*^	206,044
197	Madison Square Garden Co. (The), Class A*	33,787
24,348	Omnicom Group, Inc.^	2,072,258
2,817	Regal Entertainment Group, Class A^	58,030
8,490	Scripps Networks Interactive, Class C^	605,931
183,101	Sirius XM Holdings, Inc.^	814,799
53,339	Time Warner, Inc.	5,148,814
835	Tribune Media Co., Class A^	29,208
87,004	Twenty-First Century Fox, Inc.	2,439,592
38,811	Twenty-First Century Fox, Inc., Class B	1,057,600
823	Viacom, Inc., Class A^	31,686
31,341	Viacom, Inc., Class B	1,100,069
167,783	Walt Disney Co. (The)	17,486,344

		59,747,703

Metals & Mining (0.1%):
29,570	Freeport-McMoRan Copper & Gold, Inc.*	390,028
440	Royal Gold, Inc.	27,874
3,914	Southern Copper Corp.^	125,013
3,791	Steel Dynamics, Inc.	134,884

		677,799

Multiline Retail (0.5%):
29,328	Dollar General Corp.^	2,172,324
23,351	Dollar Tree, Inc.*	1,802,230

Continued

8

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Multiline Retail, continued
12,705	Nordstrom, Inc.	$608,951
6,581	Target Corp.	475,346

		5,058,851

Multi-Utilities (0.0%):
3,921	Dominion Resources, Inc.	300,309

Oil, Gas & Consumable Fuels (0.6%):
26,953	Apache Corp.	1,710,707
33,397	Cabot Oil & Gas Corp.	780,154
5,035	Chesapeake Energy Corp.*^	35,346
1,530	Cimarex Energy Co.	207,927
3,990	Continental Resources, Inc.*^	205,645
4,819	Devon Energy Corp.	220,084
1,968	Diamondback Energy, Inc.*^	198,886
6,361	EOG Resources, Inc.	643,097
5,240	Newfield Exploration Co.*	212,220
21,530	ONEOK, Inc.^	1,236,037
1,737	Parsley Energy, Inc., Class A*	61,212
50,386	Southwestern Energy Co.*^	545,177
11,105	Spectra Energy Corp.	456,304
11,738	Williams Cos., Inc. (The)	365,521

		6,878,317

Personal Products (0.2%):
2,995	Coty, Inc., Class A^	54,838
22,336	Estee Lauder Co., Inc. (The), Class A	1,708,481
7,593	Herbalife, Ltd.*^	365,527
1,682	Nu Skin Enterprises, Inc., Class A	80,366

		2,209,212

Pharmaceuticals (2.9%):
8,679	Akorn, Inc.*^	189,463
20,475	Allergan plc*^	4,299,955
172,825	Bristol-Myers Squibb Co.	10,099,893
100,693	Eli Lilly & Co.	7,405,970
49,109	Johnson & Johnson Co.	5,657,848
14,935	Mylan NV*	569,770
43,452	Pfizer, Inc.	1,411,321
46,966	Zoetis, Inc.	2,514,090

		32,148,310

Professional Services (0.4%):
1,520	Dun & Bradstreet Corp.	184,406
12,206	Equifax, Inc.	1,443,116
29,032	Nielsen Holdings plc	1,217,892
13,091	Robert Half International, Inc.^	638,579
5,481	TransUnion*	169,527
15,786	Verisk Analytics, Inc.*	1,281,350

		4,934,870

Real Estate Management & Development (0.1%):
30,855	CBRE Group, Inc., Class A*^	971,624

Road & Rail (0.3%):
390	AMERCO, Inc.^	144,140
7,995	Avis Budget Group, Inc.*	293,257
1,235	Hertz Global Holdings, Inc.*	26,627
9,116	J.B. Hunt Transport Services, Inc.	884,890
4,342	Landstar System, Inc.^	370,373
4,305	Old Dominion Freight Line, Inc.*^	369,326
13,675	Union Pacific Corp.	1,417,823

		3,506,436

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (3.1%):
80,255	Applied Materials, Inc.	$2,589,829
38,912	Broadcom, Ltd.	6,878,474
3,999	Cree, Inc.*^	105,534
43,931	Intel Corp.	1,593,377
16,063	KLA-Tencor Corp.	1,263,837
13,125	Lam Research Corp.^	1,387,706
11,518	Linear Technology Corp.	718,147
29,104	Maxim Integrated Products, Inc.	1,122,541
21,641	Microchip Technology, Inc.^	1,388,270
52,485	NVIDIA Corp.^	5,602,249
3,433	ON Semiconductor Corp.*^	43,805
1,451	Qorvo, Inc.*^	76,511
31,388	QUALCOMM, Inc.	2,046,498
17,941	Skyworks Solutions, Inc.^	1,339,475
103,742	Texas Instruments, Inc.	7,570,054
8,791	Versum Materials, Inc.*^	246,763
8,291	Xilinx, Inc.	500,528

		34,473,598

Software (7.1%):
57,719	Activision Blizzard, Inc.	2,084,233
50,330	Adobe Systems, Inc.*	5,181,473
2,358	ANSYS, Inc.*	218,091
2,936	Atlassian Corp. plc, Class A*^	70,699
17,836	Autodesk, Inc.*	1,320,042
30,748	Cadence Design Systems, Inc.*^	775,465
15,995	CDK Global, Inc.	954,742
15,975	Citrix Systems, Inc.*	1,426,727
2,388	Dell Technologies, Inc., Class V*	131,268
29,977	Electronic Arts, Inc.*	2,360,989
3,130	FireEye, Inc.*^	37,247
14,919	Fortinet, Inc.*	449,360
7,449	Guidewire Software, Inc.*^	367,459
25,122	Intuit, Inc.	2,879,232
7,380	Manhattan Associates, Inc.*	391,361
782,793	Microsoft Corp.	48,642,756
17,493	Nuance Communications, Inc.*	260,646
29,918	Oracle Corp.	1,150,347
5,236	PTC, Inc.*	242,270
18,643	Red Hat, Inc.*	1,299,417
66,029	Salesforce.com, Inc.*	4,520,345
16,231	ServiceNow, Inc.*	1,206,613
13,470	Splunk, Inc.*^	688,991
15,941	SS&C Technologies Holdings, Inc.^	455,913
9,022	Symantec Corp.	215,536
1,575	Synopsys, Inc.*	92,705
5,632	Tableau Software, Inc., Class A*^	237,389

3,405	Tyler Technologies, Inc.*^	486,132
2,833	Ultimate Software Group, Inc. (The)*^	516,598
2,640	VMware, Inc., Class A*^	207,847
11,993	Workday, Inc., Class A*^	792,617

		79,664,510

Specialty Retail (4.1%):
7,291	Advance Auto Parts, Inc.^	1,233,054
2,672	AutoNation, Inc.*^	129,993
3,033	AutoZone, Inc.*	2,395,433
1,831	Bed Bath & Beyond, Inc.^	74,412

Continued

9

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
4,129	Burlington Stores, Inc.*	$349,933
567	Cabela’s, Inc., Class A*^	33,198
19,896	CarMax, Inc.*^	1,281,103
7,015	Dick’s Sporting Goods, Inc.	372,497
12,475	Foot Locker, Inc.	884,353
1,344	Gap, Inc. (The)^	30,159
128,673	Home Depot, Inc. (The)	17,252,475
4,507	L Brands, Inc.	296,741
92,324	Lowe’s Cos., Inc.	6,566,082
7,393	Michaels Cos., Inc. (The)*^	151,187
2,328	Murphy U.S.A., Inc.*^	143,102
9,743	O’Reilly Automotive, Inc.*^	2,712,549
40,585	Ross Stores, Inc.	2,662,376
15,087	Sally Beauty Holdings, Inc.*^	398,599
6,556	Signet Jewelers, Ltd.^	617,969
68,215	TJX Cos., Inc. (The)	5,124,993
13,738	Tractor Supply Co.	1,041,478
6,029	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,537,033
7,196	Urban Outfitters, Inc.*^	204,942
9,109	Williams-Sonoma, Inc.^	440,785

		45,934,446

Technology Hardware, Storage & Peripherals (5.4%):
518,852	Apple, Inc.	60,093,439
12,707	NCR Corp.*	515,396

		60,608,835

Textiles, Apparel & Luxury Goods (1.3%):
5,167	Carter’s, Inc.^	446,377
5,456	Coach, Inc.	191,069
38,814	Hanesbrands, Inc.^	837,218
13,170	Kate Spade & Co.*^	245,884
9,988	Lululemon Athletica, Inc.*^	649,120
16,746	Michael Kors Holdings, Ltd.*^	719,743
136,773	Nike, Inc., Class C	6,952,171
360	Ralph Lauren Corp.^	32,515
13,413	Skechers U.S.A., Inc., Class A*	329,692
18,816	Under Armour, Inc., Class A*^	546,605
19,107	Under Armour, Inc., Class C*	480,923
35,090	VF Corp.^	1,872,052

		13,303,369

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Tobacco (1.6%):
202,365	Altria Group, Inc.	$13,683,922
17,119	Philip Morris International, Inc.	1,566,217
52,498	Reynolds American, Inc.	2,941,988

		18,192,127

Trading Companies & Distributors (0.5%):
4,939	Air Lease Corp.^	169,556
29,640	Fastenal Co.^	1,392,487
20,665	HD Supply Holdings, Inc.*	878,469
344	Herc Holdings, Inc. Com*	13,815
1,806	MSC Industrial Direct Co., Inc., Class A^	166,856
7,769	United Rentals, Inc.*^	820,251
5,699	W.W. Grainger, Inc.^	1,323,593
2,675	Watsco, Inc.	396,221

		5,161,248

Wireless Telecommunication Services (0.1%):
18,129	T-Mobile US, Inc.*^	1,042,598

Total Common Stocks (Cost $999,160,711)		1,086,977,050

Preferred Stock (0.6%):
Software (0.6%):
841,419	Palantir Technologies, Inc., Series I*(a)(b)	6,807,080

Total Preferred Stock (Cost $5,157,898)		6,807,080

Securities Held as Collateral for Securities on Loan (12.5%):
$139,871,200	AZL Russell 1000 Growth Index Fund Securities Lending Collateral Account(c)	$139,871,200

Total Securities Held as Collateral for Securities on Loan (Cost $139,871,200)		139,871,200

Unaffiliated Investment Company (1.8%):
20,389,102	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(d)	20,389,102

Total Unaffiliated Investment Company (Cost $20,389,102)		20,389,102

Total Investment Securities (Cost $1,164,578,911)(e) — 112.5%		1,254,044,432
Net other assets (liabilities) — (12.5)%		(139,425,576)

Net Assets — 100.0%		$1,114,618,856

Percentages indicated are based on net assets as of December 31, 2016.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $136,052,595.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.61% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.61% of the net assets of the fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

Continued

10

AZL Russell 1000 Growth Index Fund

Schedule of Portfolio Investments

December 31, 2016

(d)	The rate represents the effective yield at December 31, 2016.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $865,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
NASDAQ 100 E-Mini March Futures	Long	3/17/17	91	$8,852,480	$42,302
S&P 500 Index E-Mini March Futures	Long	3/17/17	113	12,634,530	26,583

Total					$68,885

See accompanying notes to the financial statements.

11

AZL Russell 1000 Growth Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments securities, at cost	$1,164,578,911

Investments securities, at value*	$1,254,044,432
Segregated cash for collateral	865,200
Interest and dividends receivable	1,058,055
Prepaid expenses	4,831

Total Assets	1,255,972,518

Liabilities:
Payable for investments purchased	216,212
Payable for capital shares redeemed	305,791
Payable for collateral received on loaned securities	139,871,200
Payable for variation margin on futures contracts	149,475
Manager fees payable	372,083
Administration fees payable	17,329
Distribution fees payable	228,003
Custodian fees payable	20,835
Administrative and compliance services fees payable	3,016
Trustee fees payable	2,291
Other accrued liabilities	167,427

Total Liabilities	141,353,662

Net Assets	$1,114,618,856

Net Assets Consist of:
Capital	$926,834,799
Accumulated net investment income/(loss)	2,624,252
Accumulated net realized gains/(losses) from investment transactions	95,625,399
Net unrealized appreciation/(depreciation) on investments	89,534,406

Net Assets	$1,114,618,856

Class 1
Net Assets	$49,296,554
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,797,229
Net Asset Value (offering and redemption price per share)	$10.28

Class 2
Net Assets	$1,065,322,302
Shares of beneficial interest (unlimited number of shares authorized, no par value)	82,037,358
Net Asset Value (offering and redemption price per share)	$12.99

*	Includes securities on loan of $136,052,595.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$5,030,112
Dividends from affiliates	1,731
Interest	(91)
Income from securities lending	115,020
Foreign withholding tax	(3,265)

Total Investment Income	5,143,507

Expenses:
Manager fees	1,330,240
Administration fees	73,478
Distribution fees — Class 2	730,261
Custodian fees	15,563
Administrative and compliance services fees	2,424
Trustee fees	6,966
Professional fees	22,321
Shareholder reports	15,027
Other expenses	84,822

Total expenses before reductions	2,281,102
Less expenses voluntarily waived/reimbursed by the Manager	(134,929)

Net expenses	2,146,173

Net Investment Income/(Loss)	2,997,334

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	96,143,002
Net realized gains/(losses) from affiliated transactions	246,933
Net realized gains/(losses) on futures contracts	1,402,471
Change in net unrealized appreciation/depreciation on investments	(70,716,720)

Net Realized/Unrealized Gains/(Losses) on Investments	27,075,686

Change in Net Assets Resulting From Operations	$30,073,020

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL Russell 1000 Growth Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$2,997,334	$967,120
Net realized gains/(losses) on investment transactions	97,792,406	19,179,577
Change in unrealized appreciation/depreciation on investments	(70,716,720)	(13,368,318)

Change in net assets resulting from operations	30,073,020	6,778,379

Distributions to Shareholders:
From net investment income:
Class 1*	—
Class 2	(985,572)	(1,087,102)
From net realized gains:
Class 1*	—
Class 2	(19,179,274)	(13,564,718)

Change in net assets resulting from distributions to shareholders	(20,164,846)	(14,651,820)

Capital Transactions:
Class 1*
Proceeds from shares issued	49,657,962
Value of shares redeemed	(1,702,381)

Total Class 1 Shares	47,955,581

Class 2
Proceeds from shares issued	412,589,929	12,932,548
Proceeds from shares issued in merger	579,445,361	—
Proceeds from dividends reinvested	20,164,846	14,651,820
Value of shares redeemed	(56,974,870)	(48,440,168)

Total Class 2 Shares	955,225,266	(20,855,800)

Change in net assets resulting from capital transactions	1,003,180,847	(20,855,800)

Change in net assets	1,013,089,021	(28,729,241)
Net Assets:
Beginning of period	101,529,835	130,259,076

End of period	$1,114,618,856	$101,529,835

Accumulated net investment income/(loss)	$2,624,252	$984,244

Share Transactions:
Class 1*
Shares issued	4,965,790
Shares redeemed	(168,561)

Total Class 1 Shares	4,797,229

Class 2
Shares issued	32,588,598	754,465
Shares issued in merger	45,518,096	—
Dividends reinvested	1,601,656	994,018
Shares redeemed	(4,298,679)	(2,734,582)

Total Class 2 Shares	75,409,671	(986,099)

Change in shares	80,206,900	(986,099)

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

13

AZL Russell 1000 Growth Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016		2015	2014	2013	2012
Class 1*
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.03
Net Realized and Unrealized Gains/(Losses) on Investments	0.25

Total from Investment Activities	0.28

Net Asset Value, End of Period	$10.28

Total Return(a)	2.80	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$49,297
Net Investment Income/(Loss)(c)	1.26%
Expenses Before Reductions(c)(d)	0.50%
Expenses Net of Reductions(c)	0.45%
Portfolio Turnover Rate(e)	158	%(f)
Class 2
Net Asset Value, Beginning of Period	$15.32		$17.11	$16.55	$12.63	$11.10

Investment Activities:
Net Investment Income/(Loss)	0.04		0.19	0.17	0.18	0.12
Net Realized and Unrealized Gains/(Losses) on Investments	0.84		0.54	1.80	3.90	1.48

Total from Investment Activities	0.88		0.73	1.97	4.08	1.60

Dividends to Shareholders From:
Net Investment Income	(0.16)		(0.19)	(0.17)	(0.16)	(0.07)
Net Realized Gains	(3.05)		(2.33)	(1.24)	—	—

Total Dividends	(3.21)		(2.52)	(1.41)	(0.16)	(0.07)

Net Asset Value, End of Period	$12.99		$15.32	$17.11	$16.55	$12.63

Total Return(a)	6.43%		4.86%	12.21%	32.48%	14.40%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$1,065,322		$101,530	$130,259	$144,335	$145,865
Net Investment Income/(Loss)	0.99%		0.86%	0.83%	0.89%	1.09%
Expenses Before Reductions(d)	0.77%		0.78%	0.78%	0.78%	0.80%
Expenses Net of Reductions	0.72%		0.78%	0.78%	0.78%	0.80%
Portfolio Turnover Rate(e)	158	%(f)	14%	13%	13%	16%

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 158%.

See accompanying notes to the financial statements.

14

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Growth Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.
Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

15

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2016

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $39.1 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $12,690 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

Overnight and Continuous		Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions
Common Stocks	$139,427,256	$443,944	$—	$—		$139,871,200

Total Securities Lending Transactions	139,427,256	443,944	—	—		139,871,200

Total Borrowings	$139,427,256	$443,944	$—	$—		$139,871,200

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$139,871,200

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ending December 31, 2016, the Fund engaged in such affiliated transactions at the current market price.

The Fund is permitted to purchase and sell securities (“crosstrade”) from and to other Allianz Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Fund participated in following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Russell 1000 Growth Index Fund	$(7,675,886)	$7,124,799	$130,593

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

16

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $21.5 million as of December 31, 2016. The monthly average notional amount for these contracts was $8.0 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$68,885	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$1,402,471	$74,923

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Russell 1000 Growth Index Fund Class 1	0.39%	0.59%
AZL Russell 1000 Growth Index Fund Class 2	0.39%	0.84%

*	Effective October 14, 2016 the Manager voluntarily reduced the management fee to 0.39% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

17

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain securities in which the Fund invests. At December 31, 2016, these investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated securities for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/15	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/16	Dividend Income
BlackRock Inc., Class A	$128,717	$—	$(3,953,144)	$—	$1,731

	$128,717	$—	$(3,953,144)	$—	$1,731

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $3,523 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy. Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

18

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2016

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3	Total

Common Stocks+	$1,086,977,050	$—	$—	$1,086,977,050
Preferred Stock	—	—	6,807,080	6,807,080
Securities Held as Collateral for Securities on Loan	—	139,871,200	—	139,871,200
Unaffiliated Investment Company	20,389,102	—	—	20,389,102

Total Investment Securities	1,107,366,152	139,871,200	6,807,080	1,254,044,432

Other Financial Instruments:*
Futures Contracts	68,885	—	—	68,885

Total Investments	$1,107,435,037	$139,871,200	$6,807,080	$1,254,113,317

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Growth Index Fund	$809,388,727	$515,887,455

6. Restricted Securities

A restricted security is a security which has been purchase through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2016 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets
Palantir Technologies, Inc., Series I	2/7/14	$5,157,898	841,419	$6,807,080	0.61%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

19

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2016

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $1,170,014,161. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$103,220,324
Unrealized (depreciation)	(19,190,052)

Net unrealized appreciation/(depreciation)	$84,030,272

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$985,572	$19,179,274	$20,164,846

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Growth Index Fund	$1,623,004	$13,028,816	$14,651,820

(a)	Total distributions paid may differ from that presented in the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Growth Index Fund	$13,766,981	$89,986,804	$—	$84,030,272	$187,784,057

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN – also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Acquisition of Funds

Effective as of the close of business October 21, 2016, the Fund acquired all of the net assets of the AZL BlackRock Capital Appreciation Fund (“BlackRock Fund”) and AZL Boston Company Research Growth Fund (“Boston Growth Fund”), open-end management investment companies, pursuant to a plan of reorganization approved by the Board on June 14, 2016. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 45,518,096 shares of the Fund, valued at $579,445,361, for 28,320,890 shares of the BlackRock Fund and 20,745,274 shares of the Boston Growth Fund outstanding as of close of business October 21, 2016, respectively.

The investment portfolios of the BlackRock Fund and the Boston Growth Fund were the principal assets acquired by the Fund. At the close of business October 21, 2016, the BlackRock Fund investment portfolio had a fair value of $382,242,669 and identified cost of $301,480,467. At the close of business October 21, 2016, the Boston Growth Fund investment portfolio had a fair value of $197,287,489 and identified cost of $158,801,738. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the BlackRock Fund and Boston Growth Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund’s net

20

AZL Russell 1000 Growth Index Fund

Notes to the Financial Statements

December 31, 2016

assets were $584,863,042. All fees and expenses incurred by the BlackRock Fund and Boston Growth Fund and the Fund directly in connection with the plan of reorganization were borne equally by the Manager and, collectively, the BlackRock Fund and the Boston Growth Fund, except that the expenses borne by the BlackRock Fund and the Boston Growth Fund did not exceed $68,500 and $48,000, respectively, as provided by the plan of reorganization.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income/(loss)	$4,806,132
Net realized/unrealized gains/(losses)	35,280,643

Change in net assets resulting from operations	$40,086,775

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the BlackRock Fund and the Boston Company Fund that have been included in the Fund’s statement of operations since October 22, 2016.

In the calculation of the portfolio turnover as presented in the Financial Highlights, the Fund excluded the cost of purchases and proceeds from sales of portfolio securities that occurred in the effort to realign a combined fund’s portfolio after the merger. The amounts of excluded purchases and sales are as follows:

Cost of purchases	$112,646,784
Proceeds from sales	—

21

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Growth Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Russell 1000 Growth Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $19,179,274.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Russell 1000 Value Index Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Russell 1000 Value Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Russell 1000 Value Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Russell 1000 Value Index Fund (Class 2 Shares) (the “Fund”) returned 16.15%. That compared to a 17.34% total return for its benchmark, the Russell 1000® Value Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of value stocks’ performance.*

U.S. equities started the year on a down note. Stock prices fell on fears of a global economic slowdown; cratering oil prices; and terrorist attacks in Istanbul, Jakarta and Pakistan. Volatility also increased as investors prepared for a possible interest rate increase by the Federal Reserve.

A rebound in oil prices in February helped fuel a recovery in domestic equity markets that continued into the second quarter. The stock rally suffered a brief downturn in June as investors were shocked by the United Kingdom’s vote to leave the European Union. However, investor concerns quickly eased and the second quarter ended on a strong note.

That upward momentum in domestic equity markets carried through to the second half of the reporting period, driven by a dovish Federal Reserve decision to keep rates unchanged. Stock prices also benefited from earnings releases that surpassed many analyst expectations.

In the fourth quarter, the U.S. economy continued to strengthen as shown by strong macroeconomic data and a tightening labor market. Improving conditions meant the Fed’s decision in December to raise rates by 25 basis points (0.25%) did not come as a big surprise. While many investors were shocked by Donald Trump’s election win, markets did not show the same type of volatility as seen following the Brexit vote in June; most major U.S. indexes posted solid gains in November.

In general, value stocks outperformed growth stocks for the period. From a sector perspective, materials, energy, and telecommunication services stocks generated the strongest returns in the Index. Most of the sectors contributed positively to Index returns in 2016.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a minimal impact on the Fund’s performance.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Russell 1000 Value Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to match the total return of the Russell 1000® Value Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	Inception Data	1 Year	3 Year	5 Year	Since Inception
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	10/14/16	—	—	—	7.90%*
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	4/30/10	16.15%	7.72%	13.90%	11.00%
Russell 1000® Value Index	4/30/10	17.34%	8.59%	14.80%	11.86%

*	Cumulative Return

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Russell 1000 Value Index Fund (Class 1 Shares)	0.52%
AZL® Russell 1000 Value Index Fund (Class 2 Shares)	0.77%

Expense Ratios are based on the current Fund prospectus dated August 31, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.59% for Class 1 Shares and 0.84% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Russell 1000® Value Index, an unmanaged index that measures the performance of the large-cap value segment of the U.S. equity universe. It includes those Russell 1000 companies with lower price-to-book ratios and lower expected growth values. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Russell 1000 Value Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Russell 1000 Value Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Russell 1000 Value Index Fund, Class 1**	$1,000.00	$1,079.00	$0.99	0.46%
AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,097.00	$3.74	0.71%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Russell 1000 Value Index Fund, Class 1	$1,000.00	$1,022.82	$2.34	0.46%
AZL Russell 1000 Value Index Fund, Class 2	$1,000.00	$1,021.57	$3.61	0.71%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

**	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 76/366 to reflect the stub period from commencement of operations 10/17/2016 through 12/31/2016.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Financials	26.6%
Energy	13.5
Health Care	10.1
Industrials	9.7
Information Technology	9.3
Consumer Staples	7.9
Utilities	6.0
Real Estate	4.5
Consumer Discretionary	4.4
Telecommunication Services	3.7
Materials	2.6

Total Common Stocks	98.3
Securities Held as Collateral for Securities on Loan	10.8
Money Market	1.5

Total Investment Securities	110.6
Net other assets (liabilities)	(10.6)

Net Assets	100.0%

3

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (98.3%):
Aerospace & Defense (1.6%):
46,171	Arconic, Inc.^	$856,010
15,024	General Dynamics Corp.	2,594,044
826	Huntington Ingalls Industries, Inc.	152,141
8,081	L-3 Communications Holdings, Inc.	1,229,201
6,316	Orbital ATK, Inc.	554,103
19,361	Raytheon Co.	2,749,262
6,177	Spirit AeroSystems Holdings, Inc., Class A	360,428
19,212	Textron, Inc.	932,935
81,650	United Technologies Corp.	8,950,472

		18,378,596

Air Freight & Logistics (0.0%):
5,822	Expeditors International of Washington, Inc.^	308,333

Airlines (0.6%):
2,291	Alaska Air Group, Inc.^	203,280
55,618	American Airlines Group, Inc.^	2,596,804
3,371	Copa Holdings SA, Class A^	306,188
17,869	Delta Air Lines, Inc.	878,976
30,883	JetBlue Airways Corp.*	692,397
7,725	Spirit Airlines, Inc.*	446,969
33,335	United Continental Holdings, Inc.*	2,429,455

		7,554,069

Auto Components (0.2%):
7,787	Adient plc*	456,318
19,831	BorgWarner, Inc.^	782,135
10,868	Gentex Corp.^	213,991
27,829	Goodyear Tire & Rubber Co.^	859,081
1,375	Lear Corp.	182,009

		2,493,534

Automobiles (0.9%):
408,284	Ford Motor Co.	4,952,485
147,383	General Motors Co.	5,134,824
777	Tesla Motors, Inc.*^	166,037

		10,253,346

Banks (12.4%):
16,143	Associated Banc-Corp.	398,732
1,081,364	Bank of America Corp.	23,898,144
4,586	Bank of Hawaii Corp.^	406,732
10,743	BankUnited, Inc.	404,904
85,640	BB&T Corp.^	4,026,793
2,770	BOK Financial Corp.^	230,021
21,013	CIT Group, Inc.	896,835
308,928	Citigroup, Inc.	18,359,591
32,759	Citizens Financial Group, Inc.	1,167,203
18,474	Comerica, Inc.	1,258,264
9,443	Commerce Bancshares, Inc.^	545,900
5,749	Cullen/Frost Bankers, Inc.^	507,234
14,623	East West Bancorp, Inc.	743,287
80,283	Fifth Third Bancorp^	2,165,233
2,343	First Hawaiian, Inc.^	81,583
23,770	First Horizon National Corp.^	475,638
3,113	First Republic Bank	286,832
112,063	Huntington Bancshares, Inc.	1,481,473
383,010	JPMorgan Chase & Co.	33,049,932
113,721	KeyCorp	2,077,683
15,698	M&T Bank Corp.^	2,455,638
12,158	PacWest Bancorp	661,882

Shares		Fair Value
Common Stocks, continued
Banks, continued
32,421	People’s United Financial, Inc.^	$627,671
52,505	PNC Financial Services Group, Inc.	6,140,985
11,088	Popular, Inc.	485,876
133,745	Regions Financial Corp.	1,920,578
2,345	Signature Bank*	352,219
52,969	SunTrust Banks, Inc.	2,905,350
1,309	SVB Financial Group*^	224,703
12,769	Synovus Financial Corp.	524,551
17,001	TCF Financial Corp.^	333,050
170,776	U.S. Bancorp^	8,772,763
480,768	Wells Fargo & Co.	26,495,123
4,401	Western Alliance Bancorp*	214,373
21,021	Zions Bancorp^	904,744

		145,481,520

Beverages (0.7%):
370	Brown-Forman Corp., Class A	17,113
1,226	Brown-Forman Corp., Class B^	55,072
103,431	Coca-Cola Co. (The)	4,288,249
18,043	Molson Coors Brewing Co., Class B	1,755,764
19,784	PepsiCo, Inc.	2,070,000

		8,186,198

Biotechnology (0.0%):
1,128	Alnylam Pharmaceuticals, Inc.*^	42,232
682	Juno Therapeutics, Inc.*^	12,856
3,429	OPKO Health, Inc.*^	31,890
3,266	United Therapeutics Corp.*^	468,442

		555,420

Building Products (0.4%):
5,021	Armstrong World Industries, Inc.*^	209,878
76,017	Johnson Controls International plc	3,131,140
322	Lennox International, Inc.^	49,321
12,618	Masco Corp.	398,981
11,944	Owens Corning, Inc.^	615,833
9,438	USG Corp.*^	272,569

		4,677,722

Capital Markets (4.2%):
752	Affiliated Managers Group, Inc.*	109,266
11,504	Ameriprise Financial, Inc.	1,276,254
110,076	Bank of New York Mellon Corp. (The)	5,215,400
13,138	BlackRock, Inc., Class A+	4,999,535
25,096	Charles Schwab Corp. (The)	990,539
35,505	CME Group, Inc.	4,095,502
1,242	Donnelley Financial Solutions, Inc.*^	28,541
29,396	E*TRADE Financial Corp.*	1,018,571
37,767	Franklin Resources, Inc.	1,494,818
40,567	Goldman Sachs Group, Inc. (The)	9,713,767
6,055	Interactive Brokers Group, Inc., Class A^	221,068
32,449	Intercontinental Exchange, Inc.	1,830,773
36,065	Invesco, Ltd.	1,094,212
11,903	Lazard, Ltd., Class A	489,094
11,386	Legg Mason, Inc.	340,555
7,370	LPL Financial Holdings, Inc.^	259,498
1,925	Moody’s Corp.	181,470
150,062	Morgan Stanley	6,340,119
11,758	NASDAQ OMX Group, Inc. (The)	789,197
21,781	Northern Trust Corp.	1,939,598

Continued

4

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
13,351	Raymond James Financial, Inc.	$924,824
41,443	State Street Corp.	3,220,950
6,206	T. Rowe Price Group, Inc.	467,064
2,931	TD Ameritrade Holding Corp.	127,792
31,503	Thomson Reuters Corp.	1,379,202

		48,547,609

Chemicals (1.5%):
2,736	Air Products & Chemicals, Inc.	393,492
11,843	Albemarle Corp.^	1,019,445
6,513	Ashland Global Holdings, Inc.	711,806
6,618	Cabot Corp.	334,474
14,133	Celanese Corp., Series A	1,112,832
24,203	CF Industries Holdings, Inc.^	761,910
118,002	Dow Chemical Co. (The)	6,752,075
15,610	Eastman Chemical Co.	1,174,028
2,808	FMC Corp.	158,820
21,459	Huntsman Corp.	409,438
20,427	LyondellBasell Industries NV, Class A	1,752,228
16,124	Monsanto Co.	1,696,406
36,642	Mosaic Co. (The)^	1,074,710
55	NewMarket Corp.^	23,311
21,073	Platform Speciality Products Corp.*^	206,726
3,779	Praxair, Inc.	442,861
436	Scotts Miracle-Gro Co. (The)	41,660
3,180	Valvoline, Inc.^	68,370
3,399	W.R. Grace & Co.	229,908
4,101	Westlake Chemical Corp.	229,615

		18,594,115

Commercial Services & Supplies (0.2%):
5,219	Clean Harbors, Inc.*^	290,437
1,133	LSC Communications, Inc.	33,627
24,743	Republic Services, Inc., Class A	1,411,589
1,038	RR Donnelley & Sons Co.^	16,940
523	Stericycle, Inc.*^	40,292
8,370	Waste Management, Inc.	593,517

		2,386,402

Communications Equipment (1.8%):
15,785	ARRIS International plc*	475,602
41,495	Brocade Communications Systems, Inc.	518,273
529,560	Cisco Systems, Inc.	16,003,304
4,921	EchoStar Corp., Class A*^	252,890
13,167	Harris Corp.	1,349,222
39,258	Juniper Networks, Inc.	1,109,431
16,418	Motorola Solutions, Inc.^	1,360,888

		21,069,610

Construction & Engineering (0.2%):
15,854	Aecom Technology Corp.*	576,451
11,290	Chicago Bridge & Iron Co. NV	358,458
14,516	Fluor Corp.^	762,381
12,333	Jacobs Engineering Group, Inc.*	702,981
14,061	KBR, Inc.	234,678
11,361	Quanta Services, Inc.*	395,931
482	Valmont Industries, Inc.^	67,914

		3,098,794

Shares		Fair Value
Common Stocks, continued
Construction Materials (0.0%):
653	Martin Marietta Materials, Inc.	$144,659
810	Vulcan Materials Co.	101,372

		246,031

Consumer Finance (1.5%):
46,920	Ally Financial, Inc.	892,418
84,114	American Express Co.	6,231,166
50,531	Capital One Financial Corp.	4,408,324
28,892	Discover Financial Services	2,082,824
31,640	Navient Corp.^	519,845
5,724	Onemain Holdings, Inc.*	126,729
11,411	Santander Consumer USA Holdings, Inc.*	154,049
43,932	SLM Corp.*	484,131
87,831	Synchrony Financial	3,185,630

		18,085,116

Containers & Packaging (0.4%):
5,002	AptarGroup, Inc.^	367,397
564	Avery Dennison Corp.^	39,604
8,722	Bemis Co., Inc.^	417,086
10,243	Graphic Packaging Holding Co.^	127,833
43,120	International Paper Co.	2,287,947
10,749	Sonoco Products Co.^	566,472
26,175	WestRock Co.	1,328,905

		5,135,244

Distributors (0.0%):
899	Genuine Parts Co.^	85,890

Diversified Consumer Services (0.1%):
467	Graham Holdings Co., Class B^	239,081
21,743	H&R Block, Inc.^	499,871

		738,952

Diversified Financial Services (2.9%):
198,965	Berkshire Hathaway, Inc., Class B*	32,427,315
34,591	Leucadia National Corp.	804,241
21,450	Voya Financial, Inc.	841,269

		34,072,825

Diversified Telecommunication Services (3.6%):
648,214	AT&T, Inc.	27,568,541
56,351	CenturyLink, Inc.^	1,340,027
118,917	Frontier Communications Corp.^	401,939
30,795	Level 3 Communications, Inc.*	1,735,606
4,660	SBA Communications Corp., Class A*	481,192
214,668	Verizon Communications, Inc.	11,458,978

		42,986,283

Electric Utilities (3.6%):
23,882	Alliant Energy Corp.	904,889
51,917	American Electric Power Co., Inc.	3,268,694
6,047	Avangrid, Inc.^	229,060
72,519	Duke Energy Corp.	5,628,925
33,429	Edison International	2,406,554
18,945	Entergy Corp.	1,391,889
33,380	Eversource Energy	1,843,577
93,465	Exelon Corp.	3,317,073
44,877	FirstEnergy Corp.	1,389,841
23,278	Great Plains Energy, Inc.	636,653
11,622	Hawaiian Electric Industries, Inc.	384,340

Continued

5

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Electric Utilities, continued
48,442	NextEra Energy, Inc.	$5,786,880
20,824	OGE Energy Corp.^	696,563
52,350	PG&E Corp.	3,181,310
11,688	Pinnacle West Capital Corp.	912,015
71,520	PPL Corp.	2,435,256
99,206	Southern Co. (The)	4,879,943
14,839	Westar Energy, Inc.	836,178
53,684	Xcel Energy, Inc.	2,184,939

		42,314,579

Electrical Equipment (0.6%):
19,638	AMETEK, Inc.	954,407
48,195	Eaton Corp. plc	3,233,403
56,463	Emerson Electric Co.	3,147,812
2,127	Hubbell, Inc.	248,221
4,509	Regal-Beloit Corp.^	312,248
2,928	Rockwell Automation, Inc.	393,523

		8,289,614

Electronic Equipment, Instruments & Components (0.5%):
9,534	Arrow Electronics, Inc.*	679,774
13,389	Avnet, Inc.	637,450
99,985	Corning, Inc.	2,426,637
5,493	Dolby Laboratories, Inc., Class A	248,229
2,729	Fitbit, Inc., Class A*^	19,976
14,022	FLIR Systems, Inc.	507,456
456	IPG Photonics Corp.*^	45,012
19,144	Jabil Circuit, Inc.^	453,138
17,928	Keysight Technologies, Inc.*	655,627
2,367	National Instruments Corp.^	72,951
5,694	Trimble Navigation, Ltd.*	171,674
1,026	Zebra Technologies Corp., Class A*^	87,990

		6,005,914

Energy Equipment & Services (2.3%):
46,188	Baker Hughes, Inc.	3,000,834
6,954	Diamond Offshore Drilling, Inc.*^	123,086
4,097	Dril-Quip, Inc.*^	246,025
32,663	Ensco plc, Class A, ADR^	317,484
23,783	FMC Technologies, Inc.*^	845,010
2,007	Frank’s International NV	24,706
1,871	Frank’s International NV^	23,032
90,109	Halliburton Co.	4,873,995
10,233	Helmerich & Payne, Inc.	792,034
29,816	Nabors Industries, Ltd.^	488,982
39,599	National-Oilwell Varco, Inc.^	1,482,587
26,166	Noble Corp. plc^	154,903
9,765	Oceaneering International, Inc.	275,471
15,625	Patterson-UTI Energy, Inc.^	420,625
13,592	Rowan Cos. plc, Class A*^	256,753
6,302	RPC, Inc.^	124,843
146,416	Schlumberger, Ltd.	12,291,623
15,010	Superior Energy Services, Inc.^	253,369
35,731	Transocean, Ltd.*^	526,675
96,666	Weatherford International plc*^	482,363

		27,004,400

Equity Real Estate Investment Trusts (4.4%):
7,294	Alexandria Real Estate Equities, Inc.	810,582
13,702	American Campus Communities, Inc.^	681,949

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
18,027	American Homes 4 Rent, Class A^	$378,206
16,340	Apartment Investment & Management Co., Class A	742,653
17,788	Apple Hospitality REIT, Inc.^	355,404
14,480	AvalonBay Communities, Inc.^	2,565,131
13,337	Boston Properties, Inc.	1,677,528
18,625	Brandywine Realty Trust^	307,499
20,706	Brixmor Property Group, Inc.^	505,641
8,960	Camden Property Trust	753,267
8,175	Care Capital Properties, Inc.^	204,375
12,199	Columbia Property Trust, Inc.	263,498
13,217	Communications Sales & Leasing, Inc.^	335,844
11,645	Corecivic, Inc.^	284,837
10,226	Corporate Office Properties Trust	319,256
4,155	Crown Castle International Corp.	360,529
6,144	CubeSmart	164,475
957	Cyrusone, Inc.^	42,807
9,750	DCT Industrial Trust, Inc.	466,830
33,302	DDR Corp.	508,522
4,762	Digital Realty Trust, Inc.^	467,914
14,514	Douglas Emmett, Inc.^	530,632
36,571	Duke Realty Corp.	971,326
5,085	Empire State Realty Trust, Inc., Class A^	102,666
6,827	EPR Properties	489,974
13,216	Equity Commonwealth*	399,652
9,905	Equity One, Inc.	303,984
37,616	Equity Residential Property Trust	2,420,965
3,988	Essex Property Trust, Inc.^	927,210
24,736	Forest City Realty Trust, Inc., Class A	515,498
60,251	General Growth Properties, Inc.*	1,505,070
48,980	HCP, Inc.^	1,455,686
3,874	Healthcare Trust of America, Inc., Class A	112,772
10,371	Highwoods Properties, Inc.	529,025
10,294	Hospitality Properties Trust	326,732
77,634	Host Hotels & Resorts, Inc.^	1,462,625
9,491	Kilroy Realty Corp.^	694,931
42,398	Kimco Realty Corp.	1,066,734
15,326	Liberty Property Trust^	605,377
1,705	Life Storage, Inc.	145,368
15,009	Macerich Co. (The)	1,063,238
11,819	Mid-America Apartment Communities, Inc.	1,157,316
14,984	National Retail Properties, Inc.^	662,293
19,444	NorthStar Realty Finance Corp.	294,577
12,539	Omega Healthcare Investors, Inc.^	391,969
11,614	Outfront Media, Inc.	288,840
19,511	Paramount Group, Inc.^	311,981
15,668	Piedmont Office Realty Trust, Inc., Class A^	327,618
54,978	ProLogis, Inc.	2,902,288
7,717	Quality Care Properties*^	119,614
13,281	Rayonier, Inc.^	353,275
27,217	Realty Income Corp.^	1,564,433
8,870	Regency Centers Corp.	611,587
25,698	Retail Properties of America, Inc., Class A	393,950
22,380	Senior Housing Properties Trust^	423,653
2,997	Simon Property Group, Inc.	532,477
10,187	SL Green Realty Corp.^	1,095,612
51,917	Spirit Realty Capital, Inc.	563,819

Continued

6

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
16,336	STORE Capital Corp.^	$403,663
6,765	Sun Communities, Inc.^	518,267
1,065	Tanger Factory Outlet Centers, Inc.^	38,106
3,165	Taubman Centers, Inc.	233,988
27,689	UDR, Inc.^	1,010,095
24,516	Ventas, Inc.^	1,532,740
101,237	VEREIT, Inc.	856,465
17,957	Vornado Realty Trust^	1,874,172
12,603	Weingarten Realty Investors	451,061
37,694	Welltower, Inc.^	2,522,858
77,790	Weyerhaeuser Co.	2,340,701
10,861	WP Carey, Inc.	641,776

		52,245,406

Food & Staples Retailing (1.6%):
6,427	CVS Health Corp.	507,155
71,806	Walgreens Boots Alliance, Inc.	5,942,665
159,150	Wal-Mart Stores, Inc.	11,000,447
27,738	Whole Foods Market, Inc.^	853,221

		18,303,488

Food Products (1.8%):
60,786	Archer-Daniels-Midland Co.	2,774,881
14,586	Bunge, Ltd.	1,053,693
9,949	ConAgra Foods, Inc.	393,483
1,953	Flowers Foods, Inc.^	39,001
2,798	Hain Celestial Group, Inc.*	109,206
3,691	Hormel Foods Corp.^	128,484
2,286	Ingredion, Inc.	285,659
12,289	JM Smucker Co. (The)^	1,573,729
2,071	Kellogg Co.	152,653
54,868	Kraft Heinz Co. (The)	4,791,074
3,316	Lamb Weston Holding, Inc.*	125,511
12,547	Mead Johnson Nutrition Co.	887,826
157,129	Mondelez International, Inc., Class A	6,965,529
5,481	Pilgrim’s Pride Corp.^	104,084
12,116	Pinnacle Foods, Inc.	647,600
2,932	Post Holdings, Inc.*^	235,703
4,065	TreeHouse Foods, Inc.*^	293,452
16,402	Tyson Foods, Inc., Class A	1,011,675

		21,573,243

Gas Utilities (0.2%):
10,628	Atmos Energy Corp.	788,066
7,974	National Fuel Gas Co.^	451,647
18,114	UGI Corp.	834,694

		2,074,407

Health Care Equipment & Supplies (2.2%):
154,393	Abbott Laboratories^	5,930,235
7,628	Alere, Inc.*	297,263
46,585	Baxter International, Inc.	2,065,579
1,149	Cooper Cos., Inc. (The)	200,995
46,933	Danaher Corp.^	3,653,265
24,137	DENTSPLY SIRONA, Inc.	1,393,429
559	Hill-Rom Holdings, Inc.	31,382
147,534	Medtronic plc	10,508,847
8,939	St. Jude Medical, Inc.	716,818
3,858	Teleflex, Inc.^	621,717

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
9,156	Zimmer Holdings, Inc.	$944,899

		26,364,429

Health Care Providers & Services (1.3%):
5,169	Acadia Healthcare Co., Inc.*^	171,094
23,682	Aetna, Inc.	2,936,804
20,154	Anthem, Inc.	2,897,541
19,943	Brookdale Senior Living, Inc.*^	247,692
2,617	Cardinal Health, Inc.^	188,345
4,769	Centene Corp.*	269,496
17,808	Cigna Corp.	2,375,409
10,594	DaVita, Inc.*	680,135
3,657	Envision Healthcare Corp.*^	231,452
7,656	Express Scripts Holding Co.*	526,656
10,425	HCA Holdings, Inc.*^	771,659
953	Humana, Inc.	194,441
5,938	Laboratory Corp. of America Holdings*	762,320
3,905	LifePoint Hospitals, Inc.*^	221,804
2,941	MEDNAX, Inc.*^	196,047
3,430	Premier, Inc., Class A*^	104,135
14,939	Quest Diagnostics, Inc.	1,372,894
6,787	Universal Health Services, Inc., Class B	722,001
389	WellCare Health Plans, Inc.*	53,324

		14,923,249

Health Care Technology (0.0%):
20,211	Allscripts Healthcare Solutions, Inc.*^	206,354

Hotels, Restaurants & Leisure (0.6%):
14,926	Aramark Holdings Corp.	533,157
42,955	Carnival Corp., Class A^	2,236,237
1,123	Choice Hotels International, Inc.	62,944
6,866	Extended Stay America, Inc.	110,886
6,805	Hilton Worldwide Holdings, Inc.*^	185,096
2,438	Hyatt Hotels Corp., Class A*	134,724
10,186	International Game Technology plc	259,947
8,106	Marriott International, Inc., Class A^	670,204
45,437	MGM Resorts International*^	1,309,948
15,134	Norwegian Cruise Line Holdings, Ltd.*^	643,649
17,698	Royal Caribbean Cruises, Ltd.	1,451,944
9,725	Wendy’s Co. (The)^	131,482
754	Wynn Resorts, Ltd.^	65,229

		7,795,447

Household Durables (0.3%):
7,086	CalAtlantic Group, Inc.^	240,995
16,481	D.R. Horton, Inc.	450,426
11,623	Garmin, Ltd.^	563,599
3,883	Harman International Industries, Inc.	431,634
8,820	Lennar Corp., Class A	378,643
690	Lennar Corp., Class B	23,805
1,397	Mohawk Industries, Inc.*	278,953
26,232	PulteGroup, Inc.^	482,144
8,877	Toll Brothers, Inc.*^	275,187
7,038	Whirlpool Corp.^	1,279,297

		4,404,683

Household Products (2.4%):
2,079	Clorox Co. (The)^	249,522
74,935	Colgate-Palmolive Co.	4,903,746

Continued

7

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Household Products, continued
4,581	Energizer Holdings, Inc.^	$204,358
5,567	Kimberly-Clark Corp.	635,306
269,284	Procter & Gamble Co. (The)	22,641,399

		28,634,331

Independent Power & Renewable Electricity Producers (0.1%):
69,135	AES Corp. (The)	803,349
36,589	Calpine Corp.*^	418,212
32,133	NRG Energy, Inc.	393,951

		1,615,512

Industrial Conglomerates (2.2%):
4,750	Carlisle Cos., Inc.	523,878
780,419	General Electric Co.	24,661,240
5,147	Roper Industries, Inc.^	942,313

		26,127,431

Insurance (5.2%):
42,247	Aflac, Inc.	2,940,391
807	Alleghany Corp.*	490,753
9,477	Allied World Assurance Co. Holdings AG	509,010
39,303	Allstate Corp. (The)	2,913,138
7,170	American Financial Group, Inc.	631,820
107,068	American International Group, Inc.	6,992,610
796	American National Insurance Co.	99,190
8,891	AmTrust Financial Services^	243,436
12,028	Arch Capital Group, Ltd.*	1,037,895
5,970	Arthur J. Gallagher & Co.	310,201
4,387	Aspen Insurance Holdings, Ltd.	241,285
5,962	Assurant, Inc.	553,631
14,422	Assured Guaranty, Ltd.	544,719
9,588	Axis Capital Holdings, Ltd.	625,809
11,844	Brown & Brown, Inc.	531,322
48,606	Chubb, Ltd.	6,421,825
15,731	Cincinnati Financial Corp.	1,191,623
2,937	CNA Financial Corp.^	121,886
6,702	Endurance Specialty Holdings, Ltd.	619,265
696	Erie Indemnity Co., Class A	78,265
2,432	Everest Re Group, Ltd.	526,285
11,544	First American Financial Corp.	422,857
27,547	FNF Group^	935,496
4,582	Hanover Insurance Group, Inc. (The)	417,008
41,100	Hartford Financial Services Group, Inc. (The)	1,958,415
19,643	Lincoln National Corp.	1,301,742
29,397	Loews Corp.	1,376,662
1,433	Markel Corp.*	1,296,149
500	Mercury General Corp.^	30,105
97,791	MetLife, Inc.	5,269,956
26,182	Old Republic International Corp.^	497,458
28,300	Principal Financial Group, Inc.^	1,637,438
5,693	ProAssurance Corp.	319,947
55,213	Progressive Corp. (The)	1,960,062
46,460	Prudential Financial, Inc.	4,834,627
6,700	Reinsurance Group of America, Inc.	843,061
776	RenaissanceRe Holdings, Ltd.^	105,707
12,464	Torchmark Corp.	919,345
30,677	Travelers Cos., Inc. (The)	3,755,478
25,242	UnumProvident Corp.	1,108,881

Shares		Fair Value
Common Stocks, continued
Insurance, continued
8,154	Validus Holdings, Ltd.	$448,552
10,048	W.R. Berkley Corp.	668,292
444	White Mountains Insurance Group, Ltd.	371,206
18,442	XL Group, Ltd.	687,149

		58,789,952

Internet & Direct Marketing Retail (0.1%):
4,691	Liberty Expedia Holdings, Class A*^	186,092
19,798	Liberty Interactive Corp., Class A*	395,564
7,037	Liberty Ventures, Series A, Class A*	259,454

		841,110

Internet Software & Services (0.4%):
2,070	Akamai Technologies, Inc.*^	138,028
1,561	Commercehub, Inc. Com, Series A*	23,431
2,640	Commercehub, Inc. Com, Series C*	39,679
1,643	IAC/InterActiveCorp*	106,450
332	Nutanix, Inc., Class A*^	8,818
3,493	Pandora Media, Inc.*^	45,549
356	Twilio, Inc., Series A*^	10,271
8,027	Twitter, Inc.*^	130,840
91,476	Yahoo!, Inc.*	3,537,376
1,680	Yelp, Inc.*^	64,058
1,704	Zillow Group, Inc., Class A*^	62,111
3,415	Zillow Group, Inc., Class C*^	124,545

		4,291,156

IT Services (0.7%):
15,536	Amdocs, Ltd.	904,972
885	Booz Allen Hamilton Holding Corp.	31,922
14,621	Computer Sciences Corp.	868,780
3,927	CoreLogic, Inc.*	144,631
14,832	Fidelity National Information Services, Inc.	1,121,892
28,951	International Business Machines Corp.^	4,805,577
7,090	Leidos Holdings, Inc.	362,583

		8,240,357

Leisure Products (0.0%):
1,822	Brunswick Corp.	99,372
5,409	Vista Outdoor, Inc.*^	199,592

		298,964

Life Sciences Tools & Services (0.6%):
25,102	Agilent Technologies, Inc.	1,143,647
2,247	Bio-Rad Laboratories, Inc., Class A*^	409,583
1,538	Patheon NV*^	44,156
9,285	PerkinElmer, Inc.	484,213
23,931	QIAGEN NV*	670,547
3,077	Quintiles Transnational Holdings, Inc.*	234,006
22,562	Thermo Fisher Scientific, Inc.	3,183,498
7,940	VWR Corp.*^	198,738

		6,368,388

Machinery (2.2%):
7,536	AGCO Corp.^	436,033
14,638	Allison Transmission Holdings, Inc.	493,154
58,638	Caterpillar, Inc.^	5,438,088
10,038	Colfax Corp.*	360,665
5,269	Crane Co.	380,000
16,649	Cummins, Inc.	2,275,419

Continued

8

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Machinery, continued
24,905	Deere & Co.	$2,566,211
1,120	Donaldson Co., Inc.^	47,130
16,164	Dover Corp.	1,211,169
5,043	Flowserve Corp.^	242,316
23,397	Fortive Corp.	1,254,781
573	IDEX Corp.	51,604
13,454	Ingersoll-Rand plc^	1,009,588
9,780	ITT, Inc.	377,215
2,437	Lincoln Electric Holdings, Inc.^	186,845
7,660	Manitowoc Foodservice, Inc.*^	148,068
7,552	OshKosh Corp.	487,935
32,749	PACCAR, Inc.	2,092,661
14,059	Parker Hannifin Corp.	1,968,260
17,360	Pentair plc^	973,375
1,679	Snap-On, Inc.	287,562
13,821	Stanley Black & Decker, Inc.	1,585,130
11,453	Terex Corp.	361,113
7,030	Timken Co.	279,091
15,346	Trinity Industries, Inc.^	426,005
8,838	Xylem, Inc.^	437,658

		25,377,076

Marine (0.0%):
5,714	Kirby Corp.*^	379,981

Media (0.8%):
2,056	Clear Channel Outdoor Holdings, Inc., Class A^	10,383
18,868	Comcast Corp., Class A	1,302,835
1,281	Discovery Communications, Inc., Class A*^	35,112
1,838	Discovery Communications, Inc., Class C*	49,222
5,454	DISH Network Corp., Class A*	315,950
4,381	John Wiley & Sons, Inc., Class A	238,765
2,753	Liberty Broadband Corp., Class A*	199,482
10,831	Liberty Broadband Corp., Class C*^	802,252
9,842	Liberty SiriusXM Group, Class A*	339,746
19,226	Liberty SiriusXM Group, Class C*	652,146
1,806	Lions Gate Entertainment Corp., Class A*	48,581
1,807	Lions Gate Entertainment Corp., Class B*	44,344
6,084	Live Nation, Inc.*^	161,834
1,892	Madison Square Garden Co. (The), Class A*	324,497
38,963	News Corp., Class A	446,516
13,194	News Corp., Class B^	155,689
6,275	Regal Entertainment Group, Class A^	129,265
22,547	Tegna, Inc.	482,280
28,502	Time Warner, Inc.	2,751,299
7,078	Tribune Media Co., Class A^	247,588
25,774	Twenty-First Century Fox, Inc.	722,703
12,021	Twenty-First Century Fox, Inc., Class B	327,572
219	Viacom, Inc., Class A^	8,432
3,775	Viacom, Inc., Class B	132,503

		9,928,996

Metals & Mining (0.7%):
15,084	Alcoa Corp.*	423,559
3,647	Compass Minerals International, Inc.^	285,742
109,387	Freeport-McMoRan Copper & Gold, Inc.*^	1,442,815
56,302	Newmont Mining Corp.	1,918,209
33,495	Nucor Corp.	1,993,622
7,288	Reliance Steel & Aluminum Co.	579,688

Shares		Fair Value
Common Stocks, continued
Metals & Mining, continued
6,256	Royal Gold, Inc.	$396,318
5,044	Southern Copper Corp.^	161,105
21,019	Steel Dynamics, Inc.	747,856
32,544	Tahoe Resources, Inc.	306,564
16,008	United States Steel Corp.^	528,424

		8,783,902

Mortgage Real Estate Investment Trusts (0.3%):
35,816	Agnc Investment Corp.^	649,344
106,789	Annaly Capital Management, Inc.	1,064,686
20,307	Chimera Investment Corp.^	345,625
40,055	MFA Financial, Inc.^	305,620
25,103	Starwood Property Trust, Inc.	551,011
37,446	Two Harbors Investment Corp.	326,529

		3,242,815

Multiline Retail (0.6%):
2,054	Dillard’s, Inc., Class A^	128,765
30,980	J.C. Penney Co., Inc.*^	257,444
19,469	Kohl’s Corp.^	961,379
32,650	Macy’s, Inc.^	1,169,197
55,356	Target Corp.	3,998,364

		6,515,149

Multi-Utilities (1.9%):
25,560	Ameren Corp.^	1,340,878
45,798	CenterPoint Energy, Inc.	1,128,463
29,583	CMS Energy Corp.	1,231,244
32,288	Consolidated Edison, Inc.	2,378,980
60,864	Dominion Resources, Inc.	4,661,573
18,810	DTE Energy Co.	1,852,973
21,001	MDU Resources Group, Inc.^	604,199
33,765	NiSource, Inc.	747,557
53,229	Public Service Enterprise Group, Inc.	2,335,689
13,794	SCANA Corp.	1,010,824
26,410	Sempra Energy^	2,657,902
8,521	Vectren Corp.	444,370
33,490	WEC Energy Group, Inc.^	1,964,189

		22,358,841

Oil, Gas & Consumable Fuels (11.2%):
58,751	Anadarko Petroleum Corp.	4,096,707
19,476	Antero Resources Corp.*^	460,607
12,398	Apache Corp.^	786,901
14,718	Cabot Oil & Gas Corp.	343,812
21,057	Cheniere Energy, Inc.*^	872,392
57,282	Chesapeake Energy Corp.*^	402,120
197,790	Chevron Corp.	23,279,884
8,368	Cimarex Energy Co.	1,137,211
14,791	Concho Resources, Inc.*	1,961,287
130,374	ConocoPhillips Co.	6,536,952
24,573	CONSOL Energy, Inc.^	447,966
5,211	Continental Resources, Inc.*^	268,575
50,203	Devon Energy Corp.	2,292,771
6,166	Diamondback Energy, Inc.*^	623,136
10,110	Energen Corp.*	583,044
51,323	EOG Resources, Inc.	5,188,755
18,338	EQT Corp.^	1,199,305
438,747	Exxon Mobil Corp.	39,601,305

Continued

9

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
13,588	Gulfport Energy Corp.*	$294,044
29,860	Hess Corp.^	1,859,979
16,807	HollyFrontier Corp.^	550,597
203,019	Kinder Morgan, Inc.	4,204,523
16,977	Kosmos Energy LLC*^	119,009
15,534	Laredo Petroleum Holdings, Inc.*^	219,651
89,453	Marathon Oil Corp.^	1,548,431
55,464	Marathon Petroleum Corp.	2,792,612
17,667	Murphy Oil Corp.^	549,974
15,518	Newfield Exploration Co.*	628,479
44,626	Noble Energy, Inc.	1,698,466
80,184	Occidental Petroleum Corp.	5,711,506
16,049	Parsley Energy, Inc., Class A*	565,567
10,573	PBF Energy, Inc., Class A^	294,775
47,389	Phillips 66	4,094,883
17,087	Pioneer Natural Resources Co.	3,076,856
25,858	QEP Resources, Inc.*	476,046
21,539	Range Resources Corp.	740,080
2,130	Rice Energy, Inc.*	45,476
9,293	SM Energy Co.^	320,423
62,524	Spectra Energy Corp.	2,569,111
16,470	Targa Resources Corp.^	923,473
12,584	Tesoro Corp.	1,100,471
49,623	Valero Energy Corp.	3,390,243
21,796	Whiting Petroleum Corp.*^	261,988
60,424	Williams Cos., Inc. (The)	1,881,603
7,482	World Fuel Services Corp.^	343,499
34,469	WPX Energy, Inc.*^	502,213

		130,846,708

Paper & Forest Products (0.0%):
6,742	Domtar Corp.^	263,140

Personal Products (0.1%):
45,456	Coty, Inc., Class A^	832,300
6,383	Edgewell Personal Care Co.*^	465,895
4,241	Nu Skin Enterprises, Inc., Class A^	202,635

		1,500,830

Pharmaceuticals (6.0%):
14,356	Allergan plc*^	3,014,904
20,716	Endo International plc*^	341,193
239,087	Johnson & Johnson Co.	27,545,213
11,421	Mallinckrodt plc*	568,994
291,474	Merck & Co., Inc.	17,159,074
32,930	Mylan NV*	1,256,280
14,462	Perrigo Co. plc^	1,203,672
587,955	Pfizer, Inc.	19,096,778

		70,186,108

Professional Services (0.1%):
2,347	Dun & Bradstreet Corp.	284,738
7,015	Manpower, Inc.	623,423
8,514	Nielsen Holdings plc	357,162

		1,265,323

Real Estate Management & Development (0.1%):
3,702	Howard Hughes Corp. (The)*^	422,398
4,636	Jones Lang LaSalle, Inc.	468,422

Shares		Fair Value
Common Stocks, continued
Real Estate Management & Development, continued
14,722	Realogy Holdings Corp.	$378,797

		1,269,617

Road & Rail (1.4%):
250	AMERCO, Inc.^	92,398
100,566	CSX Corp.	3,613,336
5,824	Genesee & Wyoming, Inc., Class A*^	404,244
6,257	Hertz Global Holdings, Inc.*	134,901
11,361	Kansas City Southern	963,981
31,087	Norfolk Southern Corp.	3,359,572
2,758	Old Dominion Freight Line, Inc.*^	236,609
5,792	Ryder System, Inc.^	431,156
74,788	Union Pacific Corp.	7,754,020

		16,990,217

Semiconductors & Semiconductor Equipment (3.0%):
32,299	Analog Devices, Inc.^	2,345,553
32,929	Applied Materials, Inc.	1,062,619
6,853	Cree, Inc.*^	180,851
31,644	Cypress Semiconductor Corp.^	362,007
7,487	First Solar, Inc.*^	240,258
452,480	Intel Corp.	16,411,450
3,486	Lam Research Corp.^	368,575
13,336	Linear Technology Corp.	831,500
42,218	Marvell Technology Group, Ltd.	585,564
109,242	Micron Technology, Inc.*	2,394,585
38,167	ON Semiconductor Corp.*^	487,011
12,055	Qorvo, Inc.*^	635,660
122,530	QUALCOMM, Inc.	7,988,956
1,690	Skyworks Solutions, Inc.^	126,175
6,233	Sunpower Corp.*^	41,200
21,973	Teradyne, Inc.	558,114
1,707	Versum Materials, Inc.*^	47,915
18,169	Xilinx, Inc.	1,096,863

		35,764,856

Software (1.5%):
6,812	ANSYS, Inc.*	630,042
3,856	Autodesk, Inc.*	285,383
30,683	CA, Inc.^	974,799
20,452	Dell Technologies, Inc., Class V*	1,124,246
12,556	FireEye, Inc.*^	149,416
5,871	Nuance Communications, Inc.*	87,478
280,647	Oracle Corp.	10,790,877
6,861	PTC, Inc.*	317,458
1,476	SS&C Technologies Holdings, Inc.^	42,214
55,551	Symantec Corp.	1,327,113
14,353	Synopsys, Inc.*	844,818
6,034	VMware, Inc., Class A*^	475,057
78,442	Zynga, Inc.*^	201,596

		17,250,497

Specialty Retail (0.6%):
4,242	AutoNation, Inc.*^	206,373
13,856	Bed Bath & Beyond, Inc.^	563,108
29,188	Best Buy Co., Inc.^	1,245,451
3,249	Burlington Stores, Inc.*	275,353
4,743	Cabela’s, Inc., Class A*^	277,703
8,061	CST Brands, Inc.	388,137

Continued

10

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Software, continued
2,060	Dick’s Sporting Goods, Inc.	$109,386
1,476	Foot Locker, Inc.	104,634
11,072	GameStop Corp., Class A^	279,679
21,621	Gap, Inc. (The)^	485,175
20,784	L Brands, Inc.^	1,368,418
2,320	Michaels Cos., Inc. (The)*^	47,444
1,568	Murphy U.S.A., Inc.*^	96,385
4,151	Penske Automotive Group, Inc.^	215,188
740	Signet Jewelers, Ltd.^	69,752
67,253	Staples, Inc.	608,640
11,511	Tiffany & Co.^	891,297
2,134	Urban Outfitters, Inc.*^	60,776

		7,292,899

Technology Hardware, Storage & Peripherals (1.4%):
48,489	Apple, Inc.	5,615,996
181,498	Hewlett Packard Enterprise Co.	4,199,864
182,689	HP, Inc.	2,711,105
30,386	NetApp, Inc.	1,071,714
29,698	Western Digital Corp.	2,017,979
106,065	Xerox Corp.	925,947

		16,542,605

Textiles, Apparel & Luxury Goods (0.2%):
23,850	Coach, Inc.^	835,227
8,523	PVH Corp.	769,116
5,539	Ralph Lauren Corp.^	500,282

		2,104,625

Thrifts & Mortgage Finance (0.1%):
49,784	New York Community Bancorp, Inc.^	792,063
6,165	TFS Financial Corp.	117,382

		909,445

Tobacco (1.3%):
145,577	Philip Morris International, Inc.	13,318,840
33,600	Reynolds American, Inc.	1,882,944

		15,201,784

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Trading Companies & Distributors (0.1%):
5,249	Air Lease Corp.^	$180,198
2,089	Herc Holdings, Inc. Com*^	83,894
2,689	MSC Industrial Direct Co., Inc., Class A^	248,437
1,394	United Rentals, Inc.*^	147,179
5,121	WESCO International, Inc.*	340,802

		1,000,510

Transportation Infrastructure (0.1%):
7,829	Macquarie Infrastructure Corp.	639,629

Water Utilities (0.2%):
18,893	American Water Works Co., Inc.	1,367,097
18,318	Aqua America, Inc.^	550,273

		1,917,370

Wireless Telecommunication Services (0.1%):
79,163	Sprint Corp.*^	666,552
10,322	Telephone & Data Systems, Inc.	297,996
11,429	T-Mobile US, Inc.*^	657,282
1,461	United States Cellular Corp.*^	63,875

		1,685,705

Total Common Stocks (Cost $1,001,172,170)		1,158,866,651

Securities Held as Collateral for Securities on Loan (10.8%):
$126,757,974	AZL Russell 1000 Value Index Fund Securities Lending Collateral Account(a)	126,757,974

Total Securities Held as Collateral for Securities on Loan (Cost $126,757,974)		126,757,974

Unaffiliated Investment Company (1.5%):
17,912,646	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(b)	17,912,646

Total Unaffiliated Investment Company (Cost $17,912,646)		17,912,646

Total Investment Securities (Cost $1,145,842,790)(c) —110.6%		1,303,537,271
Net other assets (liabilities) — (10.6)%		(124,992,359)

Net Assets — 100.0%		$1,178,544,912

Percentages indicated are based on net assets as of December 31, 2016.

ADR—American Depositary Receipt

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $123,642,575.

+	Affiliated Securities

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(b)	The rate represents the effective yield at December 31, 2016.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Continued

11

AZL Russell 1000 Value Index Fund

Schedule of Portfolio Investments

December 31, 2016

Futures Contracts

Cash of $841,200 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	177	$19,790,370	$41,639

See accompanying notes to the financial statements.

12

AZL Russell 1000 Value Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$1,141,727,039
Investments in affiliates, at cost	4,115,751

Total Investment securities, at cost	$1,145,842,790

Investments in non-affiliates, at value	$1,298,537,736
Investments in affiliates, at value	4,999,535

Total Investment securities, at value*	$1,303,537,271
Cash	706
Segregated cash for collateral	841,200
Interest and dividends receivable	2,098,047
Receivable for capital shares issued	11,375
Receivable for variation margin on futures contracts	2,670
Receivable for investments sold	29,000
Reclaims receivable	177,257
Prepaid expenses	4,759

Total Assets	1,306,702,285

Liabilities:
Foreign currency, at value (cost $1,670)	1,007
Payable for capital shares redeemed	474,210
Payable for collateral received on loaned securities	126,757,974
Payable for variation margin on futures contracts	83,056
Manager fees payable	393,795
Administration fees payable	22,663
Distribution fees payable	212,466
Custodian fees payable	30,995
Administrative and compliance services fees payable	3,180
Trustee fees payable	2,415
Other accrued liabilities	175,612

Total Liabilities	128,157,373

Net Assets	$1,178,544,912

Net Assets Consist of:
Capital	$912,899,776
Accumulated net investment income/(loss)	7,988,610
Accumulated net realized gains/(losses) from investment transactions	102,828,028
Net unrealized appreciation/(depreciation) on investments	154,828,498

Net Assets	$1,178,544,912

Class 1
Net Assets	$187,248,438
Shares of beneficial interest (unlimited number of shares authorized, no par value)	17,346,302
Net Asset Value (offering and redemption price per share)	$10.79

Class 2
Net Assets	$991,296,474
Shares of beneficial interest (unlimited number of shares authorized, no par value)	74,023,014
Net Asset Value (offering and redemption price per share)	$13.39

*	Includes securities on loan of $123,642,575.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$10,128,140
Dividends from affiliates	42,818
Interest	3,888
Income from securities lending	148,684
Foreign withholding tax	(2,701)

Total Investment Income	10,320,829

Expenses:
Manager fees	1,655,791
Administration fees	93,768
Distribution fees — Class 2	845,370
Custodian fees	27,933
Administrative and compliance services fees	2,262
Trustee fees	6,792
Professional fees	27,081
Shareholder reports	19,735
Other expenses	97,599

Total expenses before reductions	2,776,331
Less expenses voluntarily waived/reimbursed by the Manager	(157,418)

Net expenses	2,618,913

Net Investment Income/(Loss)	7,701,916

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	109,760,672
Net realized gains/(losses) from affiliated transactions	790,455
Net realized gains/(losses) on securities held short	25,274
Net realized gains/(losses) on futures contracts	1,361,619
Change in net unrealized appreciation/depreciation on investments	(18,283,699)

Net Realized/Unrealized Gains/(Losses) on Investments	93,654,321

Change in Net Assets Resulting From Operations	$101,356,237

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL Russell 1000 Value Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$7,701,916	$3,193,669
Net realized gains/(losses) on investment transactions	111,938,020	15,654,339
Change in unrealized appreciation/depreciation on investments	(18,283,699)	(27,728,731)

Change in net assets resulting from operations	101,356,237	(8,880,723)

Distributions to Shareholders:
From net investment income:
Class 1*	—
Class 2	(3,330,450)	(3,236,163)
From net realized gains:
Class 1*	—
Class 2	(16,584,572)	(13,764,583)

Change in net assets resulting from distributions to shareholders	(19,915,022)	(17,000,746)

Capital Transactions:
Class 1*
Proceeds from shares issued	179,845,573
Value of shares redeemed	(6,633,985)

Total Class 1 Shares	173,211,588

Class 2
Proceeds from shares issued	341,647,288	9,011,632
Proceeds from shares issued in merger	469,916,200	—
Proceeds from dividends reinvested	19,915,022	17,000,746
Value of shares redeemed	(100,680,118)	(26,195,567)

Total Class 2 Shares	730,798,392	(183,189)

Change in net assets resulting from capital transactions	904,009,980	(183,189)

Change in net assets	985,451,195	(26,064,658)
Net Assets:
Beginning of period	193,093,717	219,158,375

End of period	$1,178,544,912	$193,093,717

Accumulated net investment income/(loss)	$7,988,610	$3,348,982

Share Transactions:
Class 1*
Shares issued	17,984,628
Shares redeemed	(638,326)

Total Class 1 Shares	17,346,302

Class 2
Shares issued	27,252,060	633,246
Shares issued in merger	37,981,927	—
Dividends reinvested	1,608,645	1,365,522
Shares redeemed	(7,774,069)	(1,827,959)

Total Class 2 Shares	59,068,563	170,809

Change in shares	76,414,865	170,809

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

14

AZL Russell 1000 Value Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016		2015	2014	2013	2012
Class 1*
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.08
Net Realized and Unrealized Gains/(Losses) on Investments	0.71

Total from Investment Activities	0.79

Net Asset Value, End of Period	$10.79

Total Return(a)	7.90	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$187,248
Net Investment Income/(Loss)(c)	2.11%
Expenses Before Reductions(c)(d)	0.51%
Expenses Net of Reductions(c)	0.46%
Portfolio Turnover Rate(e)	131	%(f)
Class 2
Net Asset Value, Beginning of Period	$12.91		$14.82	$14.70	$11.84	$10.36

Investment Activities:
Net Investment Income/(Loss)	0.11		0.22	0.24	0.31	0.20
Net Realized and Unrealized Gains/(Losses) on Investments	1.85		(0.92)	1.55	3.35	1.52

Total from Investment Activities	1.96		(0.70)	1.79	3.66	1.72

Dividends to Shareholders From:
Net Investment Income	(0.25)		(0.23)	(0.23)	(0.29)	(0.15)
Net Realized Gains	(1.23)		(0.98)	(1.44)	(0.51)	(0.09)

Total Dividends	(1.48)		(1.21)	(1.67)	(0.80)	(0.24)

Net Asset Value, End of Period	$13.39		$12.91	$14.82	$14.70	$11.84

Total Return(a)	16.15%		(4.42)%	12.59%	31.52%	16.63%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$991,296		$193,094	$219,158	$205,807	$224,382
Net Investment Income/(Loss)	2.05%		1.54%	1.60%	1.54%	1.85%
Expenses Before Reductions(d)	0.77%		0.77%	0.76%	0.77%	0.78%
Expenses Net of Reductions	0.72%		0.77%	0.76%	0.77%	0.78%
Portfolio Turnover Rate(e)	131	%(f)	16%	16%	11%	18%

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than one year.

(f)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 131%.

See accompanying notes to the financial statements.

15

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Russell 1000 Value Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Short Sales

The Fund may engage in short sales against the box (i.e., where the Fund owns or has an unconditional right to acquire at no additional cost a security substantially similar to the security sold short) for hedging purposes to limit exposure to a possible market decline in the value of its portfolio securities. In a short sale, the Fund sells a borrowed security and has a corresponding obligation to the lender to return the identical security. The Fund may also incur an interest expense if a security that has been sold short has an interest payment. When a Fund engages in a short sale, the Fund records a liability for securities sold short and records an asset equal to the proceeds received. The amount of the liability is subsequently marked to market to reflect the market value of the securities sold short. To borrow the security, a Fund also may be required to pay a premium, which would increase the cost of the security sold.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of

16

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2016

capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $45.7 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $14,970 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions
Common Stocks	$119,942,788	$6,799,520	$15,666	$—	$126,757,974

Total Securities Lending Transactions	119,942,788	6,799,520	15,666	—	126,757,974

Total Borrowings	$119,942,788	$6,799,520	$15,666	$—	$126,757,974

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$126,757,974

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year, the Fund engaged in such affiliated transactions at the current market price.

The Fund is permitted to purchase and sell securities (“crosstrade”) from and to other Allianz Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Fund participated in following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Russell 1000 Value Index Fund	$(15,486,872)	$17,876,129	$4,052,827

17

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2016

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $19.8 million as of December 31, 2016. The monthly average notional amount for these contracts was $6.2 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$41,639	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$1,361,619	$45,261

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate*	Annual Expense Limit
AZL Russell 1000 Value Index Fund Class 1	0.44%	0.59%
AZL Russell 1000 Value Index Fund Class 2	0.44%	0.84%

*	Effective October 14, 2016 the Manager voluntarily reduced the management fee to 0.39% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

18

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2016

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

The Manager or an affiliate of the Manager serves as the investment adviser of certain securities in which the Fund invests. At December 31, 2016, these investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated securities for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Fair Value 12/31/2016	Dividend Income
BlackRock, Inc., Class A	$563,561	$2,254,231	$(4,330,948)	$4,999,535	$42,818

	$563,561	$2,254,231	$(4,330,948)	$4,999,535	$42,818

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $3,875 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

19

AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2016

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total
Common Stocks+	$1,158,866,651	$—	$1,158,866,651
Securities Held as Collateral for Securities on Loan	—	126,757,974	126,757,974
Unaffiliated Investment Company	17,912,646	—	17,912,646

Total Investment Securities	1,176,779,297	126,757,974	1,303,537,271

Other Financial Instruments:*
Futures Contracts	41,639	—	41,639

Total Investments	$1,176,820,936	$126,757,974	$1,303,578,910

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Russell 1000 Value Index Fund	$718,467,201	$534,930,699

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2016

Cost of securities for federal income tax purposes at December 31, 2016 is $1,156,535,361. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$167,972,038
Unrealized (depreciation)	(20,970,128)

Net unrealized appreciation/(depreciation)	$147,001,910

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$4,243,651	$15,671,371	$19,915,022

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Russell 1000 Value Index Fund	$5,583,262	$11,417,484	$17,000,746

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Russell 1000 Value Index Fund	$9,110,751	$112,440,095	$—	$144,094,290	$265,645,136

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Acquisition of Funds

Effective as of the close of business October 28, 2016, the Fund acquired all of the net assets of the AZL Invesco Growth and Income Fund (“Invesco Fund”) and AZL MFS Value Fund (“MFS Fund”), open-end management investment companies, pursuant to a plan of reorganization approved by the Board on June 14, 2016. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 37,981,927 shares of the Fund, valued at $469,916,200, for 27,324,759 shares of the Invesco Fund and 19,129,199 shares of the MFS Fund outstanding as of close of business October 28, 2016, respectively.

The investment portfolios of the Invesco Fund and the MFS Fund were the principal assets acquired by the Fund. At the close of business October 28, 2016, the Invesco Fund investment portfolio had a fair value of $201,290,681 and identified cost of $143,163,612. At the close of business October 28, 2016, the MFS Fund investment portfolio had a fair value of $267,927,310 and identified cost of $191,950,911. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Invesco Fund and the MFS Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund’s net assets were $668,607,225. All fees and expenses incurred by the Invesco Fund and MFS Fund and the Fund directly in connection with the plan of reorganization were borne equally by the Manager and, collectively, the Invesco Fund and the MFS Fund, except that the expenses borne by the Invesco Fund and the MFS Fund did not exceed $64,000 and $60,500, respectively, as provided by the plan of reorganization.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income/(loss)	$18,885,763
Net realized/unrealized gains/(losses)	132,451,967

Change in net assets resulting from operations	$151,337,730

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AZL Russell 1000 Value Index Fund

Notes to the Financial Statements

December 31, 2016

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Invesco Fund and the MFS Fund that have been included in the Fund’s statement of operations since October 29, 2016.

In the calculation of the portfolio turnover as presented in the Financial Highlights, the Fund excluded the cost of purchases and proceeds from sales of portfolio securities that occurred in the effort to realign a combined fund’s portfolio after the merger. The amounts of excluded purchases and sales are as follows:

Cost of purchases	$254,868,083
Proceeds from sales	—

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Russell 1000 Value Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Russell 1000 Value Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 88.88% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $15,671,371.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $913,201.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

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Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

29

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

30

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® S&P 500 Index Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® S&P 500 Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® S&P 500 Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® S&P 500 Index Fund (Class 2 Shares) (the “Fund”) returned 11.45%. That compared to a 11.96% total return for its benchmark, the S&P 500® Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of large-cap stock performance.*

U.S. equities started the year on a down note. Stock prices fell on fears of a global economic slowdown; cratering oil prices; and terrorist attacks in Istanbul, Jakarta and Pakistan. Volatility also increased as investors prepared for a possible interest rate increase by the Federal Reserve.

A rebound in oil prices in February helped fuel a recovery in domestic equity markets that continued into the second quarter. The stock rally suffered a brief downturn in June as investors were shocked by the United Kingdom’s vote to leave the European Union. However, investor concerns quickly eased and the second quarter ended on a strong note.

That upward momentum in domestic equity markets carried through to the second half of the reporting period, driven by a dovish Federal Reserve decision to keep rates unchanged. Stock prices also benefited from earnings releases that surpassed many analyst expectations.

In the fourth quarter, the U.S. economy continued to strengthen as shown by strong macroeconomic data and a tightening labor market. Improving conditions meant the Fed’s decision in December to raise rates by 25 basis points (0.25%) did not come as a big surprise. While many investors were shocked by Donald Trump’s election win, markets did not show the same type of volatility as seen following the Brexit vote in June; major U.S. indexes posted solid gains in November, with large-cap stocks trailing small-cap in the post-election bounce.

In general, large cap stocks underperformed their smaller-cap counterparts for the 12-month period under review. From a sector perspective, energy, telecommunication services, financials and industrials stocks drove positive returns in the Index. Health care was the only detractor from returns for the year as the sector came under pressure from lawmakers on drug pricing practices.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a small positive impact on relative results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® S&P 500 Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the total return of the Standard & Poor’s 500® Index. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all 500 stocks in the Index in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® S&P 500 Index Fund (Class 1 Shares)	5/14/07	11.79%	8.65%	14.39%	6.13%
AZL® S&P 500 Index Fund (Class 2 Shares)	5/1/07	11.45%	8.37%	14.10%	5.99%
S&P 500® Index	5/1/07	11.96%	8.87%	14.66%	6.61%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® S&P 500 Index Fund (Class 1 Shares)	0.24%
AZL® S&P 500 Index Fund (Class 2 Shares)	0.49%

Expense Ratios are based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s 500® Index (“S&P 500®”), which is an unmanaged index that is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL S&P 500 Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL S&P 500 Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,077.20	$1.25	0.24%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,075.90	$2.56	0.49%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL S&P 500 Index Fund, Class 1	$1,000.00	$1,023.95	$1.22	0.24%
AZL S&P 500 Index Fund, Class 2	$1,000.00	$1,022.67	$2.49	0.49%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Information Technology	20.3%
Financials	14.5
Health Care	13.3
Consumer Discretionary	11.8
Industrials	10.1
Consumer Staples	9.2
Energy	7.4
Utilities	3.1
Real Estate	2.8
Materials	2.8
Telecommunication Services	2.6

Total Common Stocks	97.9
Securities Held as Collateral for Securities on Loan	9.5
Money Market	2.1

Total Investment Securities	109.5
Net other assets (liabilities)	(9.5)

Net Assets	100.0%

3

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks (97.9%):
Aerospace & Defense (2.2%):
58,334	Arconic, Inc.	$1,081,512
77,457	Boeing Co. (The)	12,058,505
38,308	General Dynamics Corp.	6,614,259
10,317	L-3 Communications Holdings, Inc.	1,569,319
33,704	Lockheed Martin Corp.	8,423,978
23,873	Northrop Grumman Corp.	5,552,382
39,397	Raytheon Co.	5,594,374
17,351	Rockwell Collins, Inc.	1,609,479
36,010	Textron, Inc.	1,748,646
6,685	TransDigm Group, Inc.	1,664,298
102,598	United Technologies Corp.	11,246,793

		57,163,545

Air Freight & Logistics (0.7%):
19,076	C.H. Robinson Worldwide, Inc.^	1,397,508
24,144	Expeditors International of Washington, Inc.^	1,278,666
32,613	FedEx Corp.	6,072,541
92,288	United Parcel Service, Inc., Class B	10,579,896

		19,328,611

Airlines (0.6%):
16,448	Alaska Air Group, Inc.^	1,459,431
70,700	American Airlines Group, Inc.^	3,300,983
99,978	Delta Air Lines, Inc.^	4,917,919
82,799	Southwest Airlines Co.	4,126,702
39,171	United Continental Holdings, Inc.*	2,854,782

		16,659,817

Auto Components (0.2%):
1,155	Adient plc*	67,683
26,891	BorgWarner, Inc.^	1,060,581
36,500	Delphi Automotive plc^	2,458,275
35,095	Goodyear Tire & Rubber Co.^	1,083,383

		4,669,922

Automobiles (0.5%):
520,420	Ford Motor Co.^	6,312,695
185,598	General Motors Co.	6,466,234
23,940	Harley-Davidson, Inc.^	1,396,660

		14,175,589

Banks (6.6%):
1,353,882	Bank of America Corp.	29,920,792
108,818	BB&T Corp.	5,116,622
381,809	Citigroup, Inc.	22,690,909
69,376	Citizens Financial Group, Inc.	2,471,867
23,233	Comerica, Inc.	1,582,400
102,322	Fifth Third Bancorp	2,759,624
144,821	Huntington Bancshares, Inc.	1,914,534
479,419	JPMorgan Chase & Co.	41,369,066
144,396	KeyCorp	2,638,115
20,955	M&T Bank Corp.^	3,277,991
41,326	People’s United Financial, Inc.^	800,071
65,465	PNC Financial Services Group, Inc.	7,656,786
168,284	Regions Financial Corp.	2,416,558
66,860	SunTrust Banks, Inc.	3,667,271
214,800	U.S. Bancorp	11,034,276
604,776	Wells Fargo & Co.	33,329,205
27,250	Zions Bancorp^	1,172,840

		173,818,927

Shares		Fair Value
Common Stocks, continued
Beverages (2.0%):
24,353	Brown-Forman Corp., Class B^	$1,093,937
518,523	Coca-Cola Co. (The)	21,497,963
23,652	Constellation Brands, Inc., Class C	3,626,088
24,780	Dr Pepper Snapple Group, Inc.	2,246,803
24,577	Molson Coors Brewing Co., Class B	2,391,588
54,132	Monster Beverage Corp.*	2,400,213
192,144	PepsiCo, Inc.	20,104,027

		53,360,619

Biotechnology (2.7%):
217,425	AbbVie, Inc.	13,615,153
29,946	Alexion Pharmaceuticals, Inc.*	3,663,893
99,890	Amgen, Inc.	14,604,916
29,256	Biogen Idec, Inc.*	8,296,416
103,490	Celgene Corp.*	11,978,968
176,173	Gilead Sciences, Inc.	12,615,749
10,076	Regeneron Pharmaceuticals, Inc.*	3,698,799
33,080	Vertex Pharmaceuticals, Inc.*	2,437,004

		70,910,898

Building Products (0.3%):
9,393	Allegion plc	601,152
3,372	Allegion plc	215,808
20,523	Fortune Brands Home & Security, Inc.^	1,097,160
125,872	Johnson Controls International plc	5,184,667
44,127	Masco Corp.	1,395,296

		8,494,083

Capital Markets (2.8%):
7,184	Affiliated Managers Group, Inc.*	1,043,835
21,549	Ameriprise Financial, Inc.	2,390,646
142,576	Bank of New York Mellon Corp. (The)	6,755,251
16,255	BlackRock, Inc., Class A+	6,185,678
160,574	Charles Schwab Corp. (The)	6,337,856
45,238	CME Group, Inc.	5,218,203
36,570	E*TRADE Financial Corp.*	1,267,151
46,918	Franklin Resources, Inc.	1,857,014
49,548	Goldman Sachs Group, Inc. (The)	11,864,268
79,480	Intercontinental Exchange, Inc.	4,484,262
54,696	Invesco, Ltd.^	1,659,477
22,337	Moody’s Corp.	2,105,709
192,946	Morgan Stanley	8,151,969
15,275	NASDAQ OMX Group, Inc. (The)	1,025,258
28,476	Northern Trust Corp.	2,535,788
35,235	S&P Global, Inc.	3,789,172
48,942	State Street Corp.	3,803,772
33,171	T. Rowe Price Group, Inc.	2,496,449

		72,971,758

Chemicals (2.0%):
28,911	Air Products & Chemicals, Inc.	4,157,980
14,994	Albemarle Corp.	1,290,684
31,041	CF Industries Holdings, Inc.	977,171
150,447	Dow Chemical Co. (The)	8,608,576
116,719	E.I. du Pont de Nemours & Co.	8,567,174
19,675	Eastman Chemical Co.	1,479,757
35,039	Ecolab, Inc.^	4,107,272
17,796	FMC Corp.	1,006,542
10,616	International Flavor & Fragrances, Inc.^	1,250,883

Continued

4

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Chemicals, continued
7,052	Lyondellbasell Industries NV	$604,921
38,508	LyondellBasell Industries NV, Class A	3,303,216
58,438	Monsanto Co.	6,148,262
46,738	Mosaic Co. (The)^	1,370,826
35,554	PPG Industries, Inc.	3,369,097
38,082	Praxair, Inc.	4,462,830
10,711	Sherwin Williams Co.	2,878,474

		53,583,665

Commercial Services & Supplies (0.3%):
11,454	Cintas Corp.	1,323,624
25,027	Pitney Bowes, Inc.^	380,160
31,193	Republic Services, Inc., Class A	1,779,561
11,315	Stericycle, Inc.*^	871,708
54,453	Waste Management, Inc.	3,861,262

		8,216,315

Communications Equipment (1.0%):
671,495	Cisco Systems, Inc.#	20,292,578
8,865	F5 Networks, Inc.*	1,282,943
16,609	Harris Corp.	1,701,924
51,125	Juniper Networks, Inc.	1,444,793
22,258	Motorola Solutions, Inc.^	1,844,966

		26,567,204

Construction & Engineering (0.1%):
18,602	Fluor Corp.	976,977
16,216	Jacobs Engineering Group, Inc.*	924,312
20,308	Quanta Services, Inc.*	707,734

		2,609,023

Construction Materials (0.2%):
8,470	Martin Marietta Materials, Inc.	1,876,359
17,735	Vulcan Materials Co.	2,219,535

		4,095,894

Consumer Finance (0.8%):
103,605	American Express Co.	7,675,058
64,619	Capital One Financial Corp.	5,637,362
53,887	Discover Financial Services	3,884,714
42,327	Navient Corp.^	695,433
105,772	Synchrony Financial	3,836,350

		21,728,917

Containers & Packaging (0.3%):
11,863	Avery Dennison Corp.	833,020
23,241	Ball Corp.	1,744,702
54,866	International Paper Co.	2,911,190
26,224	Sealed Air Corp.	1,188,996
33,666	WestRock Co.	1,709,223

		8,387,131

Distributors (0.1%):
19,895	Genuine Parts Co.^	1,900,768
40,931	LKQ Corp.*	1,254,535

		3,155,303

Diversified Consumer Services (0.0%):
29,543	H&R Block, Inc.^	679,194

Diversified Financial Services (1.6%):
253,467	Berkshire Hathaway, Inc., Class B*	41,310,051

Shares		Fair Value
Common Stocks, continued
Diversified Financial Services, continued
43,443	Leucadia National Corp.	$1,010,050

		42,320,101

Diversified Telecommunication Services (2.6%):
821,330	AT&T, Inc.	34,931,164
72,811	CenturyLink, Inc.^	1,731,446
155,755	Frontier Communications Corp.^	526,452
38,716	Level 3 Communications, Inc.*	2,182,034
544,202	Verizon Communications, Inc.	29,049,503

		68,420,599

Electric Utilities (1.9%):
30,327	Alliant Energy Corp.	1,149,090
65,650	American Electric Power Co., Inc.	4,133,324
91,877	Duke Energy Corp.	7,131,493
43,469	Edison International^	3,129,333
23,849	Entergy Corp.	1,752,186
42,338	Eversource Energy	2,338,328
123,211	Exelon Corp.	4,372,758
56,721	FirstEnergy Corp.	1,756,649
62,354	NextEra Energy, Inc.	7,448,810
66,556	PG&E Corp.	4,044,608
14,782	Pinnacle West Capital Corp.	1,153,439
90,425	PPL Corp.	3,078,971
130,664	Southern Co. (The)	6,427,362
67,672	Xcel Energy, Inc.	2,754,250

		50,670,601

Electrical Equipment (0.5%):
5,849	Acuity Brands, Inc.	1,350,300
31,106	AMETEK, Inc.	1,511,752
60,783	Eaton Corp. plc	4,077,931
85,797	Emerson Electric Co.	4,783,183
17,295	Rockwell Automation, Inc.	2,324,448

		14,047,614

Electronic Equipment, Instruments & Components (0.4%):
41,113	Amphenol Corp., Class A	2,762,794
126,993	Corning, Inc.^	3,082,120
18,320	FLIR Systems, Inc.	663,001
31,566	TE Connectivity, Ltd.	2,186,892
15,922	TE Connectivity, Ltd.	1,103,076

		9,797,883

Energy Equipment & Services (1.1%):
57,182	Baker Hughes, Inc.	3,715,115
30,143	FMC Technologies, Inc.*	1,070,981
114,846	Halliburton Co.	6,212,020
14,372	Helmerich & Payne, Inc.	1,112,393
50,279	National-Oilwell Varco, Inc.^	1,882,446
185,673	Schlumberger, Ltd.^	15,587,247
45,647	Transocean, Ltd.*^	672,837

		30,253,039

Equity Real Estate Investment Trusts (2.8%):
56,742	American Tower Corp.	5,996,494
20,835	Apartment Investment & Management Co., Class A	946,951
18,287	AvalonBay Communities, Inc.	3,239,542
20,478	Boston Properties, Inc.	2,575,723

Continued

5

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
48,134	Crown Castle International Corp.	$4,176,586
21,275	Digital Realty Trust, Inc.^	2,090,482
9,490	Equinix, Inc.	3,391,821
48,578	Equity Residential Property Trust	3,126,480
8,725	Essex Property Trust, Inc.^	2,028,563
16,796	Extra Space Storage, Inc.^	1,297,323
9,418	Federal Realty Investment Trust	1,338,392
77,762	General Growth Properties, Inc.*	1,942,495
62,257	HCP, Inc.	1,850,278
99,111	Host Hotels & Resorts, Inc.^	1,867,251
32,569	Iron Mountain, Inc.^	1,057,841
56,080	Kimco Realty Corp.	1,410,973
16,106	Macerich Co. (The)	1,140,949
15,143	Mid-America Apartment Communities, Inc.	1,482,803
70,324	ProLogis, Inc.	3,712,404
19,909	Public Storage, Inc.	4,449,661
34,483	Realty Income Corp.^	1,982,083
41,953	Simon Property Group, Inc.	7,453,789
13,356	SL Green Realty Corp.^	1,436,438
35,696	UDR, Inc.^	1,302,190
46,907	Ventas, Inc.	2,932,626
22,989	Vornado Realty Trust	2,399,362
47,723	Welltower, Inc.^	3,194,100
99,875	Weyerhaeuser Co.	3,005,239

		72,828,839

Food & Staples Retailing (2.0%):
58,451	Costco Wholesale Corp.	9,358,590
142,435	CVS Health Corp.	11,239,546
126,730	Kroger Co. (The)	4,373,452
68,343	Sysco Corp.	3,784,152
114,151	Walgreens Boots Alliance, Inc.	9,447,137
202,365	Wal-Mart Stores, Inc.	13,987,469
42,639	Whole Foods Market, Inc.^	1,311,576

		53,501,922

Food Products (1.6%):
77,836	Archer-Daniels-Midland Co.	3,553,213
25,959	Campbell Soup Co.^	1,569,741
55,642	ConAgra Foods, Inc.	2,200,641
79,709	General Mills, Inc.	4,923,625
18,771	Hershey Co. (The)	1,941,485
36,108	Hormel Foods Corp.^	1,256,919
15,565	JM Smucker Co. (The)^	1,993,254
33,667	Kellogg Co.	2,481,595
79,468	Kraft Heinz Co. (The)	6,939,146
15,333	McCormick & Co.	1,431,029
24,673	Mead Johnson Nutrition Co.	1,745,861
207,720	Mondelez International, Inc., Class A	9,208,227
39,600	Tyson Foods, Inc., Class A	2,442,528

		41,687,264

Health Care Equipment & Supplies (2.4%):
196,106	Abbott Laboratories^	7,532,431
65,216	Baxter International, Inc.	2,891,677
28,428	Becton, Dickinson & Co.	4,706,255
181,665	Boston Scientific Corp.*	3,929,414
9,792	C.R. Bard, Inc.	2,199,871

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
6,506	Cooper Cos., Inc. (The)	$1,138,095
81,126	Danaher Corp.^	6,314,848
31,203	DENTSPLY SIRONA, Inc.	1,801,349
28,386	Edwards Lifesciences Corp.*	2,659,768
37,039	Hologic, Inc.*	1,486,005
5,126	Intuitive Surgical, Inc.*	3,250,755
184,497	Medtronic plc	13,141,722
38,036	St. Jude Medical, Inc.	3,050,107
41,484	Stryker Corp.^	4,970,198
12,516	Varian Medical Systems, Inc.*	1,123,686
26,669	Zimmer Holdings, Inc.	2,752,241

		62,948,422

Health Care Providers & Services (2.6%):
46,670	Aetna, Inc.	5,787,547
24,181	AmerisourceBergen Corp.	1,890,712
35,060	Anthem, Inc.	5,040,576
42,536	Cardinal Health, Inc.	3,061,316
22,701	Centene Corp.*	1,282,834
34,209	Cigna Corp.	4,563,139
22,080	DaVita, Inc.*	1,417,536
15,651	Envision Healthcare Corp.*^	990,552
84,089	Express Scripts Holding Co.*^	5,784,482
39,429	HCA Holdings, Inc.*^	2,918,535
10,927	Henry Schein, Inc.*^	1,657,735
19,902	Humana, Inc.	4,060,605
13,608	Laboratory Corp. of America Holdings*	1,746,995
30,104	McKesson Corp.	4,228,107
11,160	Patterson Cos., Inc.^	457,895
18,608	Quest Diagnostics, Inc.	1,710,075
127,156	UnitedHealth Group, Inc.	20,350,046
12,009	Universal Health Services, Inc., Class B	1,277,517

		68,226,204

Health Care Technology (0.1%):
40,151	Cerner Corp.*^	1,901,953

Hotels, Restaurants & Leisure (1.5%):
57,797	Carnival Corp., Class A^	3,008,912
3,903	Chipotle Mexican Grill, Inc.*^	1,472,680
16,850	Darden Restaurants, Inc.^	1,225,332
42,805	Marriott International, Inc., Class A^	3,539,117
111,264	McDonald’s Corp.	13,543,054
22,428	Royal Caribbean Cruises, Ltd.	1,839,993
195,790	Starbucks Corp.	10,870,261
14,672	Wyndham Worldwide Corp.	1,120,501
10,599	Wynn Resorts, Ltd.^	916,919
45,047	Yum! Brands, Inc.	2,852,827

		40,389,596

Household Durables (0.5%):
44,954	D.R. Horton, Inc.	1,228,593
2,355	Garmin, Ltd.	114,194
13,093	Garmin, Ltd.^	634,880
9,319	Harman International Industries, Inc.	1,035,900
17,883	Leggett & Platt, Inc.^	874,121
25,078	Lennar Corp., Class A	1,076,599
8,405	Mohawk Industries, Inc.*	1,678,310
64,377	Newell Rubbermaid, Inc.^	2,874,432

Continued

6

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Household Durables, continued
41,425	PulteGroup, Inc.^	$761,392
10,095	Whirlpool Corp.^	1,834,968

		12,113,389

Household Products (1.8%):
34,420	Church & Dwight Co., Inc.	1,521,020
17,278	Clorox Co. (The)^	2,073,706
119,016	Colgate-Palmolive Co.	7,788,407
47,976	Kimberly-Clark Corp.	5,475,021
357,971	Procter & Gamble Co. (The)	30,098,201

		46,956,355

Independent Power & Renewable Electricity Producers (0.1%):
88,221	AES Corp. (The)	1,025,128
41,991	NRG Energy, Inc.	514,810

		1,539,938

Industrial Conglomerates (2.5%):
80,694	3M Co., Class C	14,409,528
1,185,246	General Electric Co.	37,453,773
101,652	Honeywell International, Inc.	11,776,384
13,493	Roper Industries, Inc.^	2,470,298

		66,109,983

Insurance (2.7%):
54,791	Aflac, Inc.	3,813,454
49,685	Allstate Corp. (The)	3,682,652
130,736	American International Group, Inc.	8,538,367
5,500	Aon plc	613,415
29,988	Aon plc	3,344,562
23,606	Arthur J. Gallagher & Co.	1,226,568
8,039	Assurant, Inc.	746,502
62,044	Chubb, Ltd.	8,197,252
19,888	Cincinnati Financial Corp.	1,506,516
51,706	Hartford Financial Services Group, Inc. (The)	2,463,791
31,176	Lincoln National Corp.	2,066,034
36,713	Loews Corp.	1,719,270
69,120	Marsh & McLennan Cos., Inc.	4,671,821
146,710	MetLife, Inc.	7,906,201
35,716	Principal Financial Group, Inc.^	2,066,528
77,570	Progressive Corp. (The)	2,753,735
58,342	Prudential Financial, Inc.	6,071,069
14,933	Torchmark Corp.	1,101,458
38,409	Travelers Cos., Inc. (The)	4,702,030
31,446	UnumProvident Corp.	1,381,423
17,323	Willis Towers Watson plc	2,118,256
36,711	XL Group, Ltd.	1,367,852

		72,058,756

Internet & Direct Marketing Retail (2.2%):
52,758	Amazon.com, Inc.*	39,561,642
16,033	Expedia, Inc.	1,816,218
57,173	Netflix, Inc.*	7,078,017
6,628	Priceline Group, Inc. (The)*	9,717,046
15,197	TripAdvisor, Inc.*	704,685

		58,877,608

Internet Software & Services (4.1%):
23,334	Akamai Technologies, Inc.*	1,555,911
39,608	Alphabet, Inc., Class A*	31,387,360

Shares		Fair Value
Common Stocks, continued
Internet Software & Services, continued
39,700	Alphabet, Inc., Class C*	$30,641,254
140,181	eBay, Inc.*	4,161,974
313,135	Facebook, Inc., Class A*	36,026,181
12,428	VeriSign, Inc.*^	945,398
116,750	Yahoo!, Inc.*	4,514,723

		109,232,801

IT Services (3.6%):
83,116	Accenture plc, Class C^	9,735,377
7,819	Alliance Data Systems Corp.^	1,786,642
60,893	Automatic Data Processing, Inc.	6,258,583
81,018	Cognizant Technology Solutions Corp., Class A*	4,539,439
19,223	CSRA, Inc.	612,060
43,761	Fidelity National Information Services, Inc.	3,310,082
29,378	Fiserv, Inc.*	3,122,294
20,494	Global Payments, Inc.	1,422,489
116,126	International Business Machines Corp.^	19,275,754
128,030	MasterCard, Inc., Class A	13,219,098
42,740	Paychex, Inc.	2,602,011
149,840	PayPal Holdings, Inc.*	5,914,185
17,428	Teradata Corp.*^	473,519
22,106	Total System Services, Inc.	1,083,857
250,220	Visa, Inc., Class A	19,522,163
65,357	Western Union Co.^	1,419,554

		94,297,107

Leisure Products (0.1%):
15,000	Hasbro, Inc.^	1,166,850
45,504	Mattel, Inc.^	1,253,635

		2,420,485

Life Sciences Tools & Services (0.6%):
43,528	Agilent Technologies, Inc.	1,983,136
19,579	Illumina, Inc.*	2,506,895
3,539	Mettler-Toledo International, Inc.*	1,481,284
14,633	PerkinElmer, Inc.	763,111
52,631	Thermo Fisher Scientific, Inc.	7,426,234
10,773	Waters Corp.*	1,447,783

		15,608,443

Machinery (1.4%):
77,998	Caterpillar, Inc.^	7,233,535
20,713	Cummins, Inc.	2,830,846
38,618	Deere & Co.	3,979,199
20,688	Dover Corp.	1,550,152
17,439	Flowserve Corp.^	837,944
40,054	Fortive Corp.	2,148,096
42,650	Illinois Tool Works, Inc.	5,222,919
11,684	Ingersoll-Rand plc	876,767
22,694	Ingersoll-Rand plc	1,702,958
46,727	PACCAR, Inc.	2,985,855
17,884	Parker Hannifin Corp.	2,503,760
22,244	Pentair plc^	1,247,221
7,730	Snap-On, Inc.	1,323,917
20,103	Stanley Black & Decker, Inc.	2,305,613
23,910	Xylem, Inc.	1,184,023

		37,932,805

Media (3.0%):
54,324	CBS Corp., Class B^	3,456,093

Continued

7

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Media, continued
28,907	Charter Communications, Inc., Class A*	$8,322,903
318,892	Comcast Corp., Class A	22,019,492
20,031	Discovery Communications, Inc., Class A*^	549,050
29,934	Discovery Communications, Inc., Class C*	801,633
53,580	Interpublic Group of Cos., Inc. (The)	1,254,308
50,669	News Corp., Class A	580,667
15,698	News Corp., Class B	185,236
31,616	Omnicom Group, Inc.^	2,690,838
12,714	Scripps Networks Interactive, Class C^	907,398
28,778	Tegna, Inc.	615,561
103,853	Time Warner, Inc.	10,024,930
142,052	Twenty-First Century Fox, Inc.	3,983,138
65,030	Twenty-First Century Fox, Inc., Class B	1,772,068
46,228	Viacom, Inc., Class B	1,622,603
196,167	Walt Disney Co. (The)	20,444,524

		79,230,442

Metals & Mining (0.3%):
163,534	Freeport-McMoRan Copper & Gold, Inc.*	2,157,013
70,874	Newmont Mining Corp.	2,414,677
42,378	Nucor Corp.	2,522,339

		7,094,029

Multiline Retail (0.5%):
34,606	Dollar General Corp.^	2,563,266
31,459	Dollar Tree, Inc.*	2,428,006
24,140	Kohl’s Corp.^	1,192,033
41,223	Macy’s, Inc.^	1,476,196
15,515	Nordstrom, Inc.^	743,634
76,750	Target Corp.	5,543,652

		13,946,787

Multi-Utilities (1.1%):
32,287	Ameren Corp.	1,693,776
57,293	CenterPoint Energy, Inc.	1,411,700
37,241	CMS Energy Corp.	1,549,970
40,615	Consolidated Edison, Inc.	2,992,513
83,545	Dominion Resources, Inc.^	6,398,712
23,971	DTE Energy Co.	2,361,383
42,750	NiSource, Inc.	946,485
67,502	Public Service Enterprise Group, Inc.	2,961,988
19,019	SCANA Corp.	1,393,712
33,350	Sempra Energy^	3,356,344
42,127	WEC Energy Group, Inc.^	2,470,749

		27,537,332

Oil, Gas & Consumable Fuels (6.2%):
74,765	Anadarko Petroleum Corp.	5,213,363
50,525	Apache Corp.^	3,206,822
61,880	Cabot Oil & Gas Corp.	1,445,517
97,564	Chesapeake Energy Corp.*^	684,899
251,873	Chevron Corp.	29,645,452
12,694	Cimarex Energy Co.	1,725,115
18,976	Concho Resources, Inc.*	2,516,218
165,344	ConocoPhillips Co.	8,290,348
69,876	Devon Energy Corp.	3,191,237
77,114	EOG Resources, Inc.	7,796,225
23,050	EQT Corp.^	1,507,470
553,622	Exxon Mobil Corp.^	49,969,923

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
35,825	Hess Corp.^	$2,231,539
256,300	Kinder Morgan, Inc.	5,307,973
113,021	Marathon Oil Corp.	1,956,394
70,562	Marathon Petroleum Corp.	3,552,797
21,642	Murphy Oil Corp.^	673,715
26,494	Newfield Exploration Co.*	1,073,007
57,335	Noble Energy, Inc.^	2,182,170
101,895	Occidental Petroleum Corp.	7,257,981
27,961	ONEOK, Inc.^	1,605,241
59,334	Phillips 66	5,127,051
22,644	Pioneer Natural Resources Co.	4,077,505
25,098	Range Resources Corp.	862,367
65,882	Southwestern Energy Co.*^	712,843
93,601	Spectra Energy Corp.	3,846,065
15,860	Tesoro Corp.	1,386,957
61,729	Valero Energy Corp.	4,217,325
91,188	Williams Cos., Inc. (The)	2,839,594

		164,103,113

Personal Products (0.1%):
62,968	Coty, Inc., Class A^	1,152,944
29,515	Estee Lauder Co., Inc. (The), Class A	2,257,602

		3,410,546

Pharmaceuticals (5.0%):
50,079	Allergan plc*^	10,517,091
223,067	Bristol-Myers Squibb Co.	13,036,035
129,691	Eli Lilly & Co.	9,538,773
26,598	Endo International plc*^	438,069
364,499	Johnson & Johnson Co.	41,993,931
4,832	Mallinckrodt plc*	240,730
9,548	Mallinckrodt plc*	475,681
369,192	Merck & Co., Inc.	21,734,333
61,412	Mylan NV*	2,342,868
19,191	Perrigo Co. plc^	1,597,267
809,759	Pfizer, Inc.	26,300,972
66,088	Zoetis, Inc.	3,537,691

		131,753,441

Professional Services (0.3%):
4,827	Dun & Bradstreet Corp.	585,612
15,884	Equifax, Inc.	1,877,965
37,874	Nielsen Holdings plc^	1,588,814
6,975	Nielsen Holdings plc	292,601
17,421	Robert Half International, Inc.^	849,796
20,980	Verisk Analytics, Inc.*	1,702,947

		6,897,735

Real Estate Management & Development (0.1%):
39,585	CBRE Group, Inc., Class A*	1,246,532

Road & Rail (0.9%):
126,289	CSX Corp.	4,537,564
11,785	J.B. Hunt Transport Services, Inc.	1,143,970
14,420	Kansas City Southern	1,223,537
39,251	Norfolk Southern Corp.	4,241,856
7,107	Ryder System, Inc.^	529,045
111,201	Union Pacific Corp.	11,529,319

		23,205,291

Continued

8

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Semiconductors & Semiconductor Equipment (3.3%):
41,059	Analog Devices, Inc.^	$2,981,705
144,406	Applied Materials, Inc.	4,659,982
52,804	Broadcom, Ltd.	9,334,163
10,185	First Solar, Inc.*^	326,837
631,569	Intel Corp.	22,907,007
20,803	KLA-Tencor Corp.	1,636,780
21,307	Lam Research Corp.	2,252,789
31,889	Linear Technology Corp.	1,988,279
28,718	Microchip Technology, Inc.^	1,842,260
138,596	Micron Technology, Inc.*	3,038,024
71,426	NVIDIA Corp.^	7,624,011
17,092	Qorvo, Inc.*^	901,261
196,728	QUALCOMM, Inc.	12,826,665
25,119	Skyworks Solutions, Inc.^	1,875,385
133,942	Texas Instruments, Inc.	9,773,748
33,895	Xilinx, Inc.	2,046,241

		86,015,137

Software (4.3%):
91,065	Activision Blizzard, Inc.	3,288,357
66,529	Adobe Systems, Inc.*	6,849,161
26,068	Autodesk, Inc.*	1,929,293
41,951	CA, Inc.^	1,332,783
20,713	Citrix Systems, Inc.*	1,849,878
40,157	Electronic Arts, Inc.*	3,162,765
32,717	Intuit, Inc.	3,749,695
1,040,410	Microsoft Corp.	64,651,078
401,790	Oracle Corp.	15,448,826
24,148	Red Hat, Inc.*	1,683,116
85,965	Salesforce.com, Inc.*	5,885,164
82,074	Symantec Corp.	1,960,748

		111,790,864

Specialty Retail (2.4%):
9,793	Advance Auto Parts, Inc.^	1,656,192
8,860	AutoNation, Inc.*^	431,039
3,902	AutoZone, Inc.*	3,081,761
20,749	Bed Bath & Beyond, Inc.^	843,239
36,949	Best Buy Co., Inc.^	1,576,614
25,596	CarMax, Inc.*^	1,648,126
18,083	Foot Locker, Inc.	1,281,904
29,407	Gap, Inc. (The)^	659,893
163,210	Home Depot, Inc. (The)	21,883,197
32,068	L Brands, Inc.^	2,111,357
116,772	Lowe’s Cos., Inc.	8,304,825
12,674	O’Reilly Automotive, Inc.*^	3,528,568
53,016	Ross Stores, Inc.	3,477,850
10,155	Signet Jewelers, Ltd.^	957,210
86,349	Staples, Inc.	781,458
14,398	Tiffany & Co.^	1,114,837
87,714	TJX Cos., Inc. (The)	6,589,953
17,838	Tractor Supply Co.	1,352,299
7,828	Ulta Salon, Cosmetics & Fragrance, Inc.*	1,995,670
11,818	Urban Outfitters, Inc.*^	336,577

		63,612,569

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Technology Hardware, Storage & Peripherals (3.7%):
714,428	Apple, Inc.	$82,745,050
221,734	Hewlett Packard Enterprise Co.	5,130,924
228,514	HP, Inc.	3,391,148
37,202	NetApp, Inc.	1,312,115
13,468	Seagate Technology plc^	514,074
26,356	Seagate Technology plc	1,006,009
37,892	Western Digital Corp.	2,574,761
113,631	Xerox Corp.	991,999

		97,666,080

Textiles, Apparel & Luxury Goods (0.7%):
37,244	Coach, Inc.	1,304,285
50,746	Hanesbrands, Inc.^	1,094,591
22,706	Michael Kors Holdings, Ltd.*^	975,904
180,028	Nike, Inc., Class C	9,150,823
10,722	PVH Corp.	967,553
7,583	Ralph Lauren Corp.^	684,897
24,437	Under Armour, Inc., Class A*^	709,895
24,570	Under Armour, Inc., Class C*	618,427
44,367	VF Corp.^	2,366,979

		17,873,354

Tobacco (1.6%):
260,863	Altria Group, Inc.	17,639,556
207,115	Philip Morris International, Inc.	18,948,951
110,419	Reynolds American, Inc.	6,187,881

		42,776,388

Trading Companies & Distributors (0.2%):
38,488	Fastenal Co.^	1,808,166
11,503	United Rentals, Inc.*^	1,214,487
7,451	W.W. Grainger, Inc.^	1,730,495

		4,753,148

Water Utilities (0.1%):
23,736	American Water Works Co., Inc.	1,717,537

Total Common Stocks (Cost $1,875,122,702)		2,579,348,447

Securities Held as Collateral for Securities on Loan (9.5%):
$251,216,153	AZL S&P 500 Index Fund Securities Lending Collateral Account(a)	251,216,153

Total Securities Held as Collateral for Securities on Loan (Cost $251,216,153)		251,216,153

Unaffiliated Investment Company (2.1%):
55,354,358	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(b)	55,354,358

Total Unaffiliated Investment Company (Cost $55,354,358)		55,354,358

Total Investment Securities (Cost $2,181,693,213)(c) — 109.5%		2,885,918,958
Net other assets (liabilities) — (9.5)%		(251,096,612)

Net Assets — 100.0%		$2,634,822,346

Continued

9

AZL S&P 500 Index Fund

Schedule of Portfolio Investments

December 31, 2016

Percentages	indicated are based on net assets as of December 31, 2016.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $244,792,414.

+	Affiliated Securities

#	All or a portion of the security has been pledged as collateral for open derivative positions.

(a)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(b)	The rate represents the effective yield at December 31, 2016.

(c)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
S&P 500 Index E-Mini March Futures	Long	3/17/17	502	$56,128,620	$118,095

See accompanying notes to the financial statements.

10

AZL S&P 500 Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investments in non-affiliates, at cost	$2,177,971,260
Investments in affiliates, at cost	3,721,953

Total Investment securities, at cost	$2,181,693,213

Investments in non-affiliates, at value	$2,879,733,280
Investments in affiliates, at value	6,185,678

Total Investment securities, at value*	$2,885,918,958

Cash	573
Interest and dividends receivable	3,375,245
Receivable for variation margin on futures contracts	5,340
Receivable for capital shares issued	18,553
Reclaims receivable	772
Prepaid expenses	13,003

Total Assets	2,889,332,444

Liabilities:
Foreign currency, at value (cost $2,833)	2,826
Payable for capital shares redeemed	1,770,943
Payable for collateral received on loaned securities	251,216,153
Payable for variation margin on futures contracts	231,972
Manager fees payable	380,644
Administration fees payable	46,019
Distribution fees payable	544,240
Custodian fees payable	32,231
Administrative and compliance services fees payable	7,067
Trustee fees payable	5,367
Other accrued liabilities	272,636

Total Liabilities	254,510,098

Net Assets	$2,634,822,346

Net Assets Consist of:
Capital	$1,810,674,008
Accumulated net investment income/(loss)	25,340,250
Accumulated net realized gains/(losses) from investment transactions	95,194,218
Net unrealized appreciation/(depreciation) on investments	703,613,870

Net Assets	$2,634,822,346

Class 1
Net Assets	$72,603,945
Shares of beneficial interest (unlimited number of shares authorized, no par value)	5,131,389
Net Asset Value (offering and redemption price per share)	$14.15

Class 2
Net Assets	$2,562,218,401
Shares of beneficial interest (unlimited number of shares authorized, no par value)	182,194,304
Net Asset Value (offering and redemption price per share)	$14.06

*	Includes securities on loan of $244,792,414.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$32,816,139
Dividends from affiliates	95,406
Interest	12,707
Income from securities lending	380,003
Foreign withholding tax	(6,169)

Total Investment Income	33,298,086

Expenses:
Manager fees	2,529,461
Administration fees	371,302
Distribution fees — Class 2	3,641,080
Custodian fees	44,234
Administrative and compliance services fees	21,691
Trustee fees	67,651
Professional fees	98,898
Shareholder reports	51,519
Other expenses	356,060

Total expenses	7,181,896

Net Investment Income/(Loss)	26,116,190

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	111,875,129
Net realized gains/(losses) from affiliated transactions	1,035,246
Net realized gains/(losses) on futures contracts	6,074,755
Change in net unrealized appreciation/depreciation on investments	59,736,496

Net Realized/Unrealized Gains/(Losses) on Investments	178,721,626

Change in Net Assets Resulting From Operations	$204,837,816

See accompanying notes to the financial statements.

11

Statements of Changes in Net Assets

	AZL S&P 500 Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$26,116,190	$22,448,524
Net realized gains/(losses) on investment transactions	118,985,130	175,645,751
Change in unrealized appreciation/depreciation on investments	59,736,496	(167,787,596)

Change in net assets resulting from operations	204,837,816	30,306,679

Distributions to Shareholders:
From net investment income:
Class 1	(437,996)	(476,920)
Class 2	(22,169,172)	(24,593,044)
From net realized gains:
Class 1	(2,013,892)	—
Class 2	(118,029,175)	—

Change in net assets resulting from distributions to shareholders	(142,650,235)	(25,069,964)

Capital Transactions:
Class 1
Proceeds from shares issued	52,913,478	1,303,176
Proceeds from dividends reinvested	2,451,888	476,921
Value of shares redeemed	(5,383,908)	(2,832,177)

Total Class 1	49,981,458	(1,052,080)

Class 2
Proceeds from shares issued	869,201,268	176,236,762
Proceeds from shares issued in merger	448,802,807	—
Proceeds from dividends reinvested	140,198,347	24,593,044
Value of shares redeemed	(179,136,993)	(726,649,471)

Total Class 2	1,279,065,429	(525,819,665)

Change in net assets resulting from capital transactions	1,329,046,887	(526,871,745)

Change in net assets	1,391,234,468	(521,635,030)
Net Assets:
Beginning of period	1,243,587,878	1,765,222,908

End of period	$2,634,822,346	$1,243,587,878

Accumulated net investment income/(loss)	$25,340,250	$22,679,581

Share Transactions:
Class 1
Shares issued	3,930,237	90,376
Dividends reinvested	183,387	34,939
Shares redeemed	(380,983)	(195,601)

Total Class 1 Shares	3,732,641	(70,286)

Class 2
Shares issued	64,967,103	12,219,882
Shares issued in merger	33,492,747	—
Dividends reinvested	10,541,229	1,809,643
Shares redeemed	(12,789,292)	(49,122,787)

Total Class 2 Shares	96,211,787	(35,093,262)

Change in shares	99,944,428	(35,163,548)

See accompanying notes to the financial statements.

12

AZL S&P 500 Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Class 1
Net Asset Value, Beginning of Period	$14.31	$14.50	$12.96	$9.95	$8.71

Investment Activities:
Net Investment Income/(Loss)	0.28 (a)	0.27 (a)	0.24 (a)	0.21 (a)	0.19 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	1.30	(0.12)	1.49	2.96	1.17

Total from Investment Activities	1.58	0.15	1.73	3.17	1.36

Dividends to Shareholders From:
Net Investment Income	(0.31)	(0.34)	(0.19)	(0.16)	(0.12)
Net Realized Gains	(1.43)	—	—	—	—

Total Dividends	(1.74)	(0.34)	(0.19)	(0.16)	(0.12)

Net Asset Value, End of Period	$14.15	$14.31	$14.50	$12.96	$9.95

Total Return(b)	11.79%	1.16%	13.41%	32.02%	15.66%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$72,604	$20,022	$21,304	$19,334	$14,828
Net Investment Income/(Loss)	1.98%	1.86%	1.76%	1.81%	2.00%
Expenses Before Reductions(c)	0.24%	0.24%	0.24%	0.24%	0.26%
Expenses Net of Reductions	0.24%	0.24%	0.24%	0.24%	0.26%
Portfolio Turnover Rate(d)	23%	8%	3%	4%	3%

Class 2
Net Asset Value, Beginning of Period	$14.23	$14.40	$12.88	$9.90	$8.67

Investment Activities:
Net Investment Income/(Loss)	0.24 (a)	0.23 (a)	0.20 (a)	0.18 (a)	0.17 (a)
Net Realized and Unrealized Gains/(Losses) on Investments	1.29	(0.11)	1.48	2.94	1.17

Total from Investment Activities	1.53	0.12	1.68	3.12	1.34

Dividends to Shareholders From:
Net Investment Income	(0.27)	(0.29)	(0.16)	(0.14)	(0.11)
Net Realized Gains	(1.43)	—	—	—	—

Total Dividends	(1.70)	(0.29)	(0.16)	(0.14)	(0.11)

Net Asset Value, End of Period	$14.06	$14.23	$14.40	$12.88	$9.90

Total Return(b)	11.45%	0.95%	13.12%	31.66%	15.42%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$2,562,218	$1,223,566	$1,743,919	$1,547,689	$1,019,853
Net Investment Income/(Loss)	1.75%	1.58%	1.51%	1.56%	1.77%
Expenses Before Reductions(c)	0.49%	0.49%	0.49%	0.49%	0.51%
Expenses Net of Reductions	0.49%	0.49%	0.49%	0.49%	0.51%
Portfolio Turnover Rate(d)	23%	8%	3%	4%	3%

(a)	Average shares method used in calculation.

(b)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(c)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(d)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued.

See accompanying notes to the financial statements.

13

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL S&P 500 Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. In addition, income and realized and unrealized gains and losses are allocated to each class of shares based on its relative net assets on a daily basis. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sale) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Each class of shares bears its pro-rata portion of expenses attributable to its series, except that each class separately bears expenses related specifically to that class, such as distribution fees. Expenses which are attributable to more than one Trust are allocated across the Allianz

14

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2016

Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $176 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $38,222 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions Common Stocks	$240,394,229	$10,821,924	$—	$—		$251,216,153

Total Securities Lending Transactions	240,394,229	10,821,924	—	—		251,216,153

Total Borrowings	$240,394,229	$10,821,924	$—	$—		$251,216,153

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$251,216,153

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year, the Fund engaged in such affiliated transactions at the current market price.

The Fund is permitted to purchase and sell securities (“crosstrade”) from and to other Allianz Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Fund participated in following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL S&P 500 Index Fund	$(18,471,636)	$5,553,877	$(525,689)

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

15

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $56.1 million as of December 31, 2016. The monthly average notional amount for these contracts was $37.0 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*
Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$118,095	Payable for variation margin on futures contracts	$—

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized
Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/ Change in unrealized appreciation/depreciation on investments	$6,074,755	$413,053

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL S&P 500 Index Fund Class 1	0.17%	0.46%
AZL S&P 500 Index Fund Class 2	0.17%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

16

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2016

The Manager or an affiliate of the Manager serves as the investment adviser of certain securities in which the Fund invests. At December 31, 2016, these investments are noted as Affiliated Securities in the Fund’s Schedule of Portfolio Investments. A summary of the Fund’s investments in affiliated securities for the year ended December 31, 2016 is as follows:

	Fair Value 12/31/2015	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Fair Value 12/31/2016	Dividend Income
BlackRock Inc., Class A	$2,883,864	$1,363,943	$(2,911,226)	$1,035,246	$6,185,678	$95,406

	$2,883,864	$1,363,943	$(2,911,226)	$1,035,246	$6,185,678	$95,406

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $16,388 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose

17

AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2016

price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

For the year ended December 31, 2016, there were no Level 3 investments for which significant unobservable inputs were used to determine fair value.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Total

Common Stocks+	$2,579,348,447	$—	$2,579,348,447
Securities Held as Collateral for Securities on Loan	—	251,216,153	251,216,153
Unaffiliated Investment Company	55,354,358	—	55,354,358

Total Investment Securities	2,634,702,805	251,216,153	2,885,918,958

Other Financial Instruments:*
Futures Contracts	118,095	—	118,095

Total Investments	$2,634,820,900	$251,216,153	$2,886,037,053

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL S&P 500 Index Fund	$918,823,064	$347,822,342

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $2,210,922,800. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$721,101,145
Unrealized (depreciation)	(46,104,987)

Net unrealized appreciation/(depreciation)	$674,996,158

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AZL S&P 500 Index Fund

Notes to the Financial Statements

December 31, 2016

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$22,607,168	$120,043,067	$142,650,235

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL S&P 500 Index Fund	$25,069,964	$–	$25,069,964

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL S&P 500 Index Fund	$31,177,960	$118,704,190	$—	$674,266,188	$824,148,338

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Acquisition of Funds

Effective as of the close of business October 21, 2016, the Fund acquired all of the net assets of the AZL JPMorgan U.S. Equity Fund (“JPMorgan Fund”) and AZL MFS Investors Trust Fund (“MFS Fund”), open-end management investment companies, pursuant to a plan of reorganization approved by the Board on June 14, 2016. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 33,492,747 shares of the Fund, valued at $448,802,807, for 19,406,868 shares of the JPMorgan Fund and 14,585,938 shares of the MFS Fund outstanding as of close of business October 21, 2016, respectively.

The investment portfolios of the JPMorgan Fund and the MFS Fund were the principal assets acquired by the Fund. At the close of business October 21, 2016, the JPMorgan Fund investment portfolio had a fair value of $237,595,037 and identified cost of $140,584,445. At the close of business October 21, 2016, the MFS Fund investment portfolio had a fair value of $211,212,838 and identified cost of $142,044,397. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the JPMorgan Fund and the MFS Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund’s net assets were $1,315,038,961. All fees and expenses incurred by the JPMorgan Fund and MFS Fund and the Fund directly in connection with the plan of reorganization were borne equally by the Manager and, collectively, the JPMorgan Fund and the MFS Fund, except that the expenses borne by the JPMorgan Fund and the MFS Fund did not exceed $50,750 and $53,000, respectively, as provided by the plan of reorganization.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income/(loss)	$34,123,959
Net realized/unrealized gains/(losses)	203,061,302

Change in net assets resulting from operations	$237,185,261

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the JPMorgan Fund and the MFS Fund that have been included in the Fund’s statement of operations since October 22, 2016.

In the calculation of the portfolio turnover as presented in the Financial Highlights, the Fund excluded the cost of purchases and proceeds from sales of portfolio securities that occurred in the effort to realign a combined fund’s portfolio after the merger. The amounts of excluded purchases and sales are as follows:

Cost of purchases	$235,571,858
Proceeds from sales	—

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL S&P 500 Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL S&P 500 Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 100.00% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $120,043,067.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

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the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

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(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

25

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/ Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

26

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

27

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC.
These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® Small Cap Stock Index Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® Small Cap Stock Index Fund Review (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® Small Cap Stock Index Fund and BlackRock Investment Management, LLC serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® Small Cap Stock Index Fund (Class 2 Shares) (the “Fund”) returned 25.71%. That compared to a 26.56% total return for its benchmark, the S&P SmallCap 600 Index1.

The Fund takes positions in securities that, in combination, should have similar return characteristics as the return of the Index. The Index is designed to provide a comprehensive measure of small-cap stock performance.*

U.S. equities started the year on a down note. Stock prices fell on fears of a global economic slowdown; cratering oil prices; and terrorist attacks in Istanbul, Jakarta and Pakistan. Volatility also increased as investors prepared for a possible interest rate increase by the Federal Reserve.

A rebound in oil prices in February helped fuel a recovery in domestic equity markets that continued into the second quarter. The stock rally suffered a brief downturn in June as investors were shocked by the United Kingdom’s vote to leave the European Union. However, investor concerns quickly eased and the second quarter ended on a strong note.

That upward momentum in domestic equity markets carried through to the second half of the reporting period, driven by a dovish Federal Reserve decision to keep rates unchanged. Stock prices also benefited from earnings releases that surpassed many analyst expectations.

In the fourth quarter, the U.S. economy continued to strengthen as shown by strong macroeconomic data and a tightening labor market. Improving conditions meant the Fed’s decision in December to raise rates by 25 basis points (0.25%) did not come as a big surprise. While many investors were shocked by Donald Trump’s election win, markets did not show the same type of volatility as seen following the Brexit vote in June; most major U.S. indexes posted solid gains in November.

In general, small-cap stocks outperformed their large-cap counterparts for the period. From a sector perspective, materials, energy, and financials stocks generated some of the strongest returns in the Index.

The Fund held derivatives in the form of futures contracts, which it used to hedge its cash position. The futures had a small positive impact on relative results.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmark please refer to page 2 of this report.

1

AZL® Small Cap Stock Index Fund Review (unaudited)

Fund Objective

The Fund’s investment objective is to seek to match the performance of the Standard & Poor’s SmallCap 600® Index (the “S&P 600”). This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing in all of the stocks in the S&P 600 in proportion to their weighting in the Index.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

The performance of the Fund is expected to be lower than that of the Index because of Fund fees and expenses. Securities in which the Fund will invest may involve substantial risk and may be subject to sudden severe price declines.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.
For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund.

Average Annual Total Returns as of December 31, 2016
	Inception Date	1 Year	3 Year	5 Year	Since Inception
AZL® Small Cap Stock Index Fund (Class 1 Shares)	10/14/16	—	—	—	13.80%*
AZL® Small Cap Stock Index Fund (Class 2 Shares)	5/1/07	25.71%	8.86%	16.00%	8.22%
S&P SmallCap 600 Index	5/1/07	26.56%	9.47%	16.62%	8.70%

*	Cumulative Return

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® Small Cap Stock Index Fund (Class 1 Shares)	0.34%
AZL® Small Cap Stock Index Fund (Class 2 Shares)	0.59%

Expense Ratios are based on the current Fund prospectus dated August 31, 2016. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 0.46% for Class 1 Shares and 0.71% for Class 2 Shares through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard & Poor’s SmallCap 600 Index (“S&P 600”), an unmanaged index which covers approximately 3% of the domestic equities market. Measuring the small-cap segment of the market that is typically renowned for poor trading liquidity and financial instability, the index is designed to be an efficient portfolio of companies that meet specific inclusion criteria to ensure that they are investable and financially viable. The index does not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL Small Cap Stock Index Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL Small Cap Stock Index Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Small Cap Stock Index Fund, Class 1**	$1,000.00	$1,138.00	$0.71	0.32%
AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,185.90	$3.19	0.58%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL Small Cap Stock Index Fund, Class 1	$1,000.00	$1,023.53	$1.63	0.32%
AZL Small Cap Stock Index Fund, Class 2	$1,000.00	$1,022.22	$2.95	0.58%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

**	Expenses are equal to the average account value multiplied by the Fund’s annualized expense ratio multiplied by 76/366 to reflect the stub period from commencement of operations 10/17/2016 through 12/31/2016.

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Industrials	18.6%
Financials	17.7
Information Technology	15.4
Consumer Discretionary	14.2
Health Care	11.7
Materials	6.4
Real Estate	5.6
Energy	3.6
Consumer Staples	2.9
Utilities	2.6
Telecommunication Services	1.1

Total Common Stocks	99.8
Right	— ^
Securities Held as Collateral for Securities on Loan	27.6
Money Market	0.1

Total Investment Securities	127.5
Net other assets (liabilities)	(27.5)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value

Common Stocks (99.8%):
Aerospace & Defense (1.4%):
42,616	AAR Corp.	$1,408,459
93,865	Aerojet Rocketdyne Holdings, Inc.*^	1,684,877
26,167	AeroVironment, Inc.*^	702,061
33,742	Cubic Corp.	1,617,929
22,395	Engility Holdings, Inc.*	754,712
54,787	Mercury Computer Systems, Inc.*^	1,655,663
43,377	Moog, Inc., Class A*	2,849,000
6,863	National Presto Industries, Inc.^	730,223
69,336	TASER International, Inc.*^	1,680,705

		13,083,629

Air Freight & Logistics (0.7%):
33,466	Atlas Air Worldwide Holdings, Inc.*^	1,745,252
36,665	Echo Global Logistics, Inc.*^	918,458
40,654	Forward Air Corp.^	1,926,186
43,870	Hub Group, Inc.*^	1,919,313

		6,509,209

Airlines (1.0%):
17,450	Allegiant Travel Co.^	2,903,680
71,108	Hawaiian Holdings, Inc.*^	4,053,156
68,450	SkyWest, Inc.	2,495,003

		9,451,839

Auto Components (1.7%):
103,553	American Axle & Manufacturing Holdings, Inc.*	1,998,573
23,657	Cooper-Standard Holding, Inc.*^	2,445,661
39,680	Dorman Products, Inc.*^	2,899,021
33,044	Drew Industries, Inc.*^	3,560,490
36,455	Fox Factory Holding Corp.*^	1,011,626
47,658	Gentherm, Inc.*^	1,613,223
23,506	Motorcar Parts of America, Inc.*^	632,782
26,653	Standard Motor Products, Inc.^	1,418,473
30,072	Superior Industries International, Inc.	792,397

		16,372,246

Automobiles (0.1%):
34,633	Winnebago Industries, Inc.^	1,096,134

Banks (11.0%):
47,196	Ameris Bancorp	2,057,746
67,881	Banc of California, Inc.^	1,177,735
36,080	Banner Corp.	2,013,625
113,734	Boston Private Financial Holdings, Inc.	1,882,298
96,919	Brookline Bancorp, Inc.	1,589,472
45,059	Cardinal Financial Corp.	1,477,485
42,788	Central Pacific Financial Corp.	1,344,399
20,861	City Holding Co.^	1,410,204
78,396	Columbia Banking System, Inc.	3,502,733
59,895	Community Bank System, Inc.^	3,700,912
38,910	Customers Bancorp, Inc.*	1,393,756
136,086	CVB Financial Corp.^	3,120,452
30,252	Fidelity Southern Corp.	716,065
187,228	First Bancorp*	1,237,577
121,372	First Commonwealth Financial Corp.	1,721,055
84,138	First Financial Bancorp	2,393,726
89,050	First Financial Bankshares, Inc.^	4,025,060
110,280	First Midwest Bancorp, Inc.^	2,782,364
25,556	First NBC Bank Holding Co.*^	186,559

Shares		Fair Value
Common Stocks, continued
Banks, continued
103,116	Glacier Bancorp, Inc.^	$3,735,893
79,339	Great Western Bancorp, Inc.	3,458,387
43,881	Hanmi Financial Corp.^	1,531,447
166,298	Home Bancshares, Inc.^	4,618,095
171,516	Hope BanCorp, Inc.^	3,754,485
36,664	Independent Bank Corp.	2,582,979
56,533	LegacyTexas Financial Group, Inc.^	2,434,311
36,143	National Bank Holdings Corp.	1,152,600
58,338	NBT Bancorp, Inc.^	2,443,195
62,341	OFG Bancorp	816,667
182,453	Old National Bancorp^	3,311,522
26,186	Opus Bank	786,889
58,514	Pinnacle Financial Partners, Inc.^	4,055,020
47,849	S & T Bancorp, Inc.^	1,868,025
60,284	ServisFirst Bancshares, Inc.^	2,257,033
40,306	Simmons First National Corp., Class A^	2,505,018
36,184	Southside Bancshares, Inc.	1,363,051
176,214	Sterling Bancorp^	4,123,408
65,825	Texas Capital Bancshares, Inc.*^	5,160,680
16,621	Tompkins Financial Corp.^	1,571,349
107,581	United Bankshares, Inc.^	4,975,621
95,585	United Community Banks, Inc.	2,831,228
34,766	Westamerica Bancorp^	2,187,824
69,625	Wintrust Financial Corp.^	5,052,686

		106,310,636

Biotechnology (1.3%):
62,930	Acorda Therapeutics, Inc.*^	1,183,084
46,635	AMAG Pharmaceuticals, Inc.*^	1,622,898
10,505	Eagle Pharmaceuticals, Inc.*^	833,467
46,941	Emergent Biosolutions, Inc.*^	1,541,542
19,091	Enanta Pharmaceuticals, Inc.*	639,549
25,661	Ligand Pharmaceuticals, Inc., Class B*^	2,607,413
136,525	Mimedx Group, Inc.*^	1,209,612
85,970	Momenta Pharmaceuticals, Inc.*^	1,293,849
45,929	Repligen Corp.*^	1,415,532
92,082	Spectrum Pharmaceuticals, Inc.*^	407,923

		12,754,869

Building Products (2.1%):
51,165	AAON, Inc.^	1,691,003
19,363	American Woodmark Corp.*^	1,457,066
39,268	Apogee Enterprises, Inc.^	2,103,194
41,161	Gibraltar Industries, Inc.*	1,714,356
41,506	Griffon Corp.^	1,087,457
23,368	Insteel Industries, Inc.^	832,836
19,720	Patrick Industries, Inc.*^	1,504,636
69,818	PGT, Inc.*	799,416
47,122	Quanex Building Products Corp.^	956,577
52,645	Simpson Manufacturing Co., Inc.	2,303,219
39,727	Trex Co., Inc.*^	2,558,419
27,472	Universal Forest Products, Inc.	2,807,088

		19,815,267

Capital Markets (1.2%):
22,124	Calamos Asset Management, Inc., Class A	189,160
33,654	Donnelley Financial Solutions, Inc.*^	773,369
72,210	Financial Engines, Inc.^	2,653,718

Continued

4

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Capital Markets, continued
37,943	Greenhill & Co., Inc.^	$1,051,021
91,743	Interactive Brokers Group, Inc., Class A^	3,349,537
20,963	INTL FCStone, Inc.*	830,135
14,503	Investment Technology Group, Inc.	286,289
19,596	Piper Jaffray Cos., Inc.*^	1,420,710
7,659	Virtus Investment Partners, Inc.^	904,145

		11,458,084

Chemicals (3.5%):
39,551	A. Schulman, Inc.^	1,322,981
40,085	Advansix, Inc.*	887,482
34,657	American Vanguard Corp.^	663,682
42,668	Balchem Corp.^	3,580,698
68,897	Calgon Carbon Corp.	1,171,249
243,519	Chemours Co. (The)^	5,379,334
72,198	Flotek Industries, Inc.*^	677,939
31,093	Futurefuel Corp.^	432,193
67,945	H.B. Fuller Co.^	3,282,423
13,150	Hawkins, Inc.^	709,443
56,375	Ingevity Corp.*^	3,092,733
26,448	Innophos Holdings, Inc.	1,382,172
32,496	Innospec, Inc.^	2,225,976
28,257	Koppers Holdings, Inc.*	1,138,757
41,892	Kraton Performance Polymers, Inc.*^	1,193,084
24,579	LSB Industries, Inc.*^	206,955
17,950	Quaker Chemical Corp.^	2,296,523
58,999	Rayonier Advanced Materials, Inc.^	912,125
26,390	Stepan Co.	2,150,257
33,257	Tredegar Corp.	798,168

		33,504,174

Commercial Services & Supplies (3.8%):
75,371	ABM Industries, Inc.^	3,078,152
64,195	Brady Corp., Class A	2,410,522
60,544	Brink’s Co. (The)	2,497,440
50,912	Essendant, Inc.	1,064,061
26,759	G&K Services, Inc., Class A	2,580,906
97,729	Healthcare Services Group, Inc.^	3,828,044
87,100	Interface, Inc.	1,615,705
35,603	LSC Communications, Inc.	1,056,697
43,446	Matthews International Corp., Class A	3,338,824
60,555	Mobile Mini, Inc.^	1,831,789
18,215	Multi-Color Corp.^	1,413,484
95,842	RR Donnelley & Sons Co.^	1,564,141
40,682	Team, Inc.*^	1,596,769
77,092	Tetra Tech, Inc.	3,326,520
20,870	UniFirst Corp.	2,997,976
29,644	US Ecology, Inc.^	1,457,003
26,709	Viad Corp.	1,177,867

		36,835,900

Communications Equipment (1.4%):
65,027	ADTRAN, Inc.^	1,453,353
10,973	Bel Fuse, Inc., Class B^	339,066
18,543	Black Box Corp.^	282,781
48,080	CalAmp Corp.*^	697,160
34,488	Comtech Telecommunications Corp.	408,683
32,546	Digi International, Inc.*	447,508

Shares		Fair Value
Common Stocks, continued
Communications Equipment, continued
97,804	Harmonic, Inc.*^	$489,020
85,811	Ixia*	1,381,557
73,559	Lumentum Holdings, Inc.*	2,843,054
44,713	NETGEAR, Inc.*	2,430,152
310,595	Viavi Solutions, Inc.*	2,540,667

		13,313,001

Construction & Engineering (0.4%):
47,149	Aegion Corp.*^	1,117,431
50,555	Comfort Systems USA, Inc.^	1,683,482
22,857	MYR Group, Inc.*	861,252
41,854	Orion Marine Group, Inc.*	416,447

		4,078,612

Construction Materials (0.4%):
100,799	Headwaters, Inc.*	2,370,792
19,469	US Concrete, Inc.*^	1,275,220

		3,646,012

Consumer Finance (1.0%):
17,524	Encore Capital Group, Inc.*^	502,063
35,606	Enova International, Inc.*	446,855
68,602	EZCORP, Inc., Class A*^	730,611
65,632	Firstcash, Inc.^	3,084,704
60,232	Green Dot Corp., Class A*^	1,418,464
63,040	PRA Group, Inc.*^	2,464,864
8,707	World Acceptance Corp.*^	559,686

		9,207,247

Containers & Packaging (0.0%):
30,035	Myers Industries, Inc.	429,501

Distributors (0.3%):
62,687	Core Markt Holdngs Co., Inc.^	2,699,929

Diversified Consumer Services (0.5%):
21,126	American Public Education, Inc.*	518,643
15,728	Capella Education Co.	1,380,919
84,759	Career Education Corp.*	855,218
48,518	Regis Corp.*	704,481
14,242	Strayer Education, Inc.*^	1,148,333

		4,607,594

Diversified Telecommunication Services (1.0%):
14,304	ATN International, Inc.^	1,146,180
57,551	Cincinnati Bell, Inc.*	1,286,265
55,696	Cogent Communications Group, Inc.^	2,303,030
69,212	Consolidated Communications Holdings, Inc.^	1,858,342
38,036	General Communication, Inc., Class A*^	739,800
46,671	Inteliquent, Inc.	1,069,699
112,250	Iridium Communications, Inc.*^	1,077,600
34,023	Lumos Networks Corp.*^	531,439

		10,012,355

Electric Utilities (0.7%):
66,588	ALLETE, Inc.^	4,274,284
54,974	El Paso Electric Co.	2,556,291

		6,830,575

Electrical Equipment (0.6%):
35,381	AZZ, Inc.^	2,260,846
28,287	Encore Wire Corp.	1,226,241

Continued

5

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Electrical Equipment, continued
67,510	General Cable Corp.^	$1,286,066
11,847	Powell Industries, Inc.^	462,033
20,672	Vicor Corp.*	312,147

		5,547,333

Electronic Equipment, Instruments & Components (4.2%):
16,852	Agilysys, Inc.*^	174,587
38,444	Anixter International, Inc.*	3,115,886
40,335	Badger Meter, Inc.^	1,490,378
66,431	Benchmark Electronics, Inc.*	2,026,146
33,046	Coherent, Inc.*^	4,540,024
44,554	CTS Corp.^	998,010
53,852	Daktronics, Inc.^	576,216
35,086	Electro Scientific Industries, Inc.*^	207,709
9,015	ePlus, Inc.*	1,038,528
49,569	Fabrinet*	1,997,631
22,298	FARO Technologies, Inc.*^	802,728
73,615	II-VI, Inc.*	2,182,685
47,545	Insight Enterprises, Inc.*	1,922,720
44,964	Itron, Inc.*^	2,825,987
50,310	Methode Electronics, Inc., Class A^	2,080,319
22,378	MTS Systems Corp.^	1,268,833
24,402	OSI Systems, Inc.*^	1,857,480
26,392	Park Electrochemical Corp.^	492,211
45,299	Plexus Corp.*	2,447,958
24,304	Rogers Corp.*^	1,866,790
99,132	Sanmina Corp.*^	3,633,187
33,848	ScanSource, Inc.*	1,365,767
113,731	TTM Technologies, Inc.*^	1,550,154

		40,461,934

Energy Equipment & Services (2.0%):
94,375	Archrock, Inc.	1,245,750
82,609	Atwood Oceanics, Inc.^	1,084,656
43,295	Bristow Group, Inc.^	886,682
25,814	CARBO Ceramics, Inc.*^	270,014
24,660	Era Group, Inc.*	418,480
42,390	Exterran Corp.*	1,013,121
17,107	Geospace Technologies Corp.*^	348,299
16,505	Gulf Island Fabrication, Inc.	196,410
149,924	Helix Energy Solutions Group, Inc.*	1,322,330
39,083	Hornbeck Offshore Services, Inc.*^	282,179
37,730	Matrix Service Co.*	856,471
112,658	Newpark Resources, Inc.*^	844,935
102,154	Pioneer Energy Services Corp.*	699,755
21,789	SEACOR Holdings, Inc.*^	1,553,120
58,661	Tesco Corp.*	483,953
153,114	TETRA Technologies, Inc.*	768,632
63,411	Tidewater, Inc.*^	216,232
95,536	U.S. Silica Holdings, Inc.^	5,414,980
69,389	Unit Corp.*^	1,864,482

		19,770,481

Equity Real Estate Investment Trusts (5.3%):
109,086	Acadia Realty Trust^	3,564,930
35,879	Agree Realty Corp.^	1,652,228
54,606	American Assets Trust, Inc.^	2,352,426
88,967	CareTrust REIT, Inc.^	1,362,974

Shares		Fair Value
Common Stocks, continued
Equity Real Estate Investment Trusts, continued
99,160	Cedar Shopping Centers, Inc.^	$647,515
81,859	Chesapeake Lodging Trust^	2,116,874
45,755	Coresite Realty Corp.^	3,631,574
271,028	DiamondRock Hospitality, Co.^	3,124,953
17,762	EastGroup Properties, Inc.	1,311,546
23,952	Four Corners Property Trust, Inc.	491,495
146,606	Franklin Street Properties Corp.^	1,900,014
101,254	Geo Group, Inc. (The)^	3,638,055
37,177	Getty Realty Corp.^	947,642
30,376	Government Properties Income Trust^	579,118
113,220	Kite Realty Group Trust^	2,658,406
288,634	Lexington Realty Trust^	3,117,247
53,251	LTC Properties, Inc.^	2,501,732
59,245	Parkway, Inc.*	1,318,201
95,064	Pennsylvania Real Estate Investment Trust^	1,802,413
26,426	PS Business Parks, Inc.	3,079,158
147,829	Retail Opportunity Investments Corp.^	3,123,627
88,923	Sabra Health Care REIT, Inc.^	2,171,500
16,385	Saul Centers, Inc.^	1,091,405
119,525	Summit Hotel Properties, Inc.	1,915,986
5,169	Universal Health Realty Income Trust^	339,035
12,507	Urstadt Biddle Properties, Inc., Class A	301,544

		50,741,598

Food & Staples Retailing (0.5%):
50,957	SpartanNash Co.	2,014,840
361,000	Supervalu, Inc.*^	1,685,870
35,579	The Andersons, Inc.^	1,590,381

		5,291,091

Food Products (1.6%):
89,533	B&G Foods, Inc.^	3,921,545
21,267	Calavo Growers, Inc.^	1,305,794
40,544	Cal-Maine Foods, Inc.^	1,791,031
222,394	Darling International, Inc.*^	2,871,107
20,267	J & J Snack Foods Corp.	2,704,226
26,997	Sanderson Farms, Inc.^	2,544,197
8,471	Seneca Foods Corp., Class A*^	339,264

		15,477,164

Gas Utilities (1.0%):
38,834	Northwest Natural Gas Co.^	2,322,273
106,948	South Jersey Industries, Inc.^	3,603,078
61,551	Spire, Inc.	3,973,117

		9,898,468

Health Care Equipment & Supplies (4.2%):
30,890	Abaxis, Inc.^	1,630,065
17,006	Analogic Corp.^	1,410,648
44,714	AngioDynamics, Inc.*	754,325
20,228	Anika Therapeutics, Inc.*^	990,363
48,902	Cantel Medical Corp.^	3,851,033
33,966	CONMED Corp.^	1,500,278
36,096	CryoLife, Inc.*	691,238
32,832	Cynosure, Inc., Class A*^	1,497,139
69,887	Haemonetics Corp.*^	2,809,457
19,810	ICU Medical, Inc.*^	2,919,004
21,999	Inogen, Inc.*^	1,477,673
37,689	Integer Holdings Corp.*^	1,109,941

Continued

6

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Health Care Equipment & Supplies, continued
40,414	Integra LifeSciences Holdings Corp.*^	$3,467,117
43,060	Invacare Corp.^	561,933
59,615	Masimo Corp.*^	4,018,051
58,267	Meridian Bioscience, Inc.^	1,031,326
61,512	Merit Medical Systems, Inc.*^	1,630,068
45,400	Natus Medical, Inc.*^	1,579,920
50,784	Neogen Corp.*	3,351,744
17,145	Surmodics, Inc.*	435,483
24,290	Vascular Solutions, Inc.*	1,362,669
49,034	Zeltiq Aesthetics, Inc.*^	2,133,960

		40,213,435

Health Care Providers & Services (3.2%):
40,247	Aceto Corp.^	884,227
21,528	Adeptus Health, Inc., Class A*^	164,474
44,599	Air Methods Corp.*^	1,420,478
12,209	Almost Family, Inc.*^	538,417
37,367	Amedisys, Inc.*^	1,592,955
65,099	AMN Healthcare Services, Inc.*^	2,503,056
37,987	BioTelemetry, Inc.*	849,009
21,915	Chemed Corp.^	3,515,384
154,027	Community Health Systems, Inc.*^	861,011
14,791	CorVel Corp.*	541,351
43,918	Cross Country Healthcare, Inc.*^	685,560
56,153	Diplomat Pharmacy, Inc.*^	707,528
62,424	Ensign Group, Inc. (The)^	1,386,437
57,040	HealthEquity, Inc.*	2,311,261
44,026	Healthways, Inc.*^	1,001,592
114,994	Kindred Healthcare, Inc.^	902,703
13,505	Landauer, Inc.	649,591
20,032	LHC Group, Inc.*	915,462
31,250	Magellan Health Services, Inc.*	2,351,562
41,557	PharMerica Corp.*	1,045,159
16,564	Providence Service Corp.*^	630,260
37,477	Quorum Health Corp.*^	272,458
144,138	Select Medical Holdings Corp.*^	1,909,829
37,669	Surgical Care Affiliates, Inc.*^	1,742,945
16,441	U.S. Physical Therapy, Inc.^	1,154,158

		30,536,867

Health Care Technology (1.0%):
14,984	Computer Programs & Systems, Inc.^	353,622
34,094	HealthStream, Inc.*^	854,055
115,626	HMS Holdings Corp.*	2,099,768
73,144	Medidata Solutions, Inc.*^	3,633,063
48,650	Omnicell, Inc.*^	1,649,235
60,312	Quality Systems, Inc.*^	793,103

		9,382,846

Hotels, Restaurants & Leisure (2.9%):
115,291	Belmond, Ltd., Class A*	1,539,135
1,458	Biglari Holdings, Inc.*^	689,926
26,560	BJ’s Restaurants, Inc.*	1,043,808
26,998	Bob Evans Farms, Inc.^	1,436,564
111,646	Boyd Gaming Corp.*	2,251,900
22,549	Chuy’s Holdings, Inc.*^	731,715
50,044	Dave & Buster’s Entertainment, Inc.*^	2,817,476
23,227	DineEquity, Inc.^	1,788,479

Shares		Fair Value
Common Stocks, continued
Hotels, Restaurants & Leisure, continued
29,661	El Pollo Loco Holdings, Inc.*^	$364,830
35,629	Fiesta Restaurant Group, Inc.*^	1,063,526
143,329	Ilg, Inc.^	2,604,288
26,724	Marcus Corp.	841,806
32,906	Marriott Vacations Worldwide Corp.^	2,792,074
16,776	Monarch Casino & Resort, Inc.*	432,485
27,453	Popeyes Louisiana Kitchen, Inc.*^	1,660,357
17,724	Red Robin Gourmet Burgers*^	999,634
68,429	Ruby Tuesday, Inc.*^	221,026
37,801	Ruth’s Hospitality Group, Inc.	691,758
66,917	Scientific Games Corp., Class A*^	936,838
62,709	Sonic Corp.^	1,662,416
39,802	Wingstop, Inc.^	1,177,741

		27,747,782

Household Durables (1.7%):
11,802	Cavco Industries, Inc.*^	1,178,430
33,445	Ethan Allen Interiors, Inc.^	1,232,448
27,851	Installed Building Products, Inc.*^	1,150,246
36,260	iRobot Corp.*^	2,119,397
66,105	La-Z-Boy, Inc.^	2,052,560
23,917	LGI Homes, Inc.*^	687,135
56,665	M.D.C. Holdings, Inc.^	1,454,014
34,382	M/I Homes, Inc.*^	865,739
51,386	Meritage Corp.*^	1,788,233
51,936	TopBuild Corp.*	1,848,922
19,410	Universal Electronics, Inc.*	1,252,916
31,074	WCI Communities, Inc.*^	728,685

		16,358,725

Household Products (0.4%):
14,234	Central Garden & Pet Co.*^	471,003
45,462	Central Garden & Pet Co., Class A*	1,404,776
19,133	WD-40 Co.^	2,236,648

		4,112,427

Industrial Conglomerates (0.1%):
48,802	Raven Industries, Inc.^	1,229,810

Insurance (2.7%):
38,672	American Equity Investment Life Holding Co.^	871,667
26,385	Amerisafe, Inc.^	1,645,105
25,578	eHealth, Inc.*^	272,406
37,505	Employers Holdings, Inc.	1,485,198
11,079	HCI Group, Inc.^	437,399
54,670	Horace Mann Educators Corp.^	2,339,876
15,267	Infinity Property & Casualty Corp.	1,341,969
98,468	Maiden Holdings, Ltd.	1,718,266
15,156	Navigators Group, Inc.	1,784,619
71,701	ProAssurance Corp.	4,029,595
51,640	RLI Corp.^	3,260,033
18,232	Safety Insurance Group, Inc.	1,343,698
25,351	Selective Insurance Group, Inc.^	1,091,361
25,822	Stewart Information Services Corp.^	1,189,878
28,674	United Fire Group, Inc.^	1,409,901
22,754	United Insurance Holdings Co.^	344,496
45,293	Universal Insurance Holdings, Inc.^	1,286,321

		25,851,788

Continued

7

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Internet & Direct Marketing Retail (0.3%):
15,440	Blue Nile, Inc.	$627,327
22,170	FTD Cos., Inc.*^	528,533
38,471	Nutri/System, Inc.^	1,333,020
25,575	PetMed Express, Inc.^	590,015

		3,078,895

Internet Software & Services (1.4%):
51,044	Blucora, Inc.*^	752,899
65,972	DHI Group, Inc.*	412,325
30,859	Liquidity Services, Inc.*	300,875
66,899	LivePerson, Inc.*	505,087
34,180	LogMeIn, Inc.^	3,300,078
85,014	NIC, Inc.	2,031,835
37,330	QuinStreet, Inc.*^	140,361
26,011	Shutterstock, Inc.*^	1,236,043
22,839	Sps Commerce, Inc.*^	1,596,218
21,448	Stamps.com, Inc.*^	2,459,013
33,486	XO Group, Inc.*	651,303

		13,386,037

IT Services (1.8%):
32,841	CACI International, Inc., Class A*	4,082,136
61,088	Cardtronics plc*^	3,333,572
80,610	CIBER, Inc.*	50,929
43,924	CSG Systems International, Inc.^	2,125,922
45,231	Exlservice Holdings, Inc.*	2,281,452
12,494	Forrester Research, Inc.^	536,617
33,964	ManTech International Corp., Class A^	1,434,979
47,888	Perficient, Inc.*	837,561
53,650	Sykes Enterprises, Inc.*	1,548,339
20,302	TeleTech Holdings, Inc.	619,211
36,089	Virtusa Corp.*^	906,556

		17,757,274

Leisure Products (0.4%):
14,487	Arctic Cat, Inc.*^	217,595
125,053	Callaway Golf Co.	1,370,581
42,134	Nautilus Group, Inc.*^	779,479
26,056	Sturm, Ruger & Co., Inc.^	1,373,151

		3,740,806

Life Sciences Tools & Services (0.4%):
31,071	Albany Molecular Research, Inc.*^	582,892
43,657	Cambrex Corp.*	2,355,295
55,401	Luminex Corp.*	1,120,762

		4,058,949

Machinery (5.0%):
78,811	Actuant Corp., Class A^	2,045,145
12,742	Alamo Group, Inc.	969,666
39,257	Albany International Corp., Class A^	1,817,599
24,738	Astec Industries, Inc.	1,668,825
65,944	Barnes Group, Inc.	3,127,064
58,201	Briggs & Stratton Corp.^	1,295,554
40,808	Chart Industries, Inc.*^	1,469,904
21,696	CIRCOR International, Inc.^	1,407,636
28,848	EnPro Industries, Inc.^	1,943,201
34,917	ESCO Technologies, Inc.^	1,978,048
80,706	Federal Signal Corp.	1,259,821

Shares		Fair Value
Common Stocks, continued
Machinery, continued
52,332	Franklin Electric Co., Inc.^	$2,035,715
39,133	Greenbrier Cos, Inc.^	1,625,976
106,665	Harsco Corp.	1,450,644
85,253	Hillenbrand, Inc.^	3,269,454
38,614	John Bean Technologies Corp.^	3,318,874
14,811	Lindsay Corp.^	1,105,049
22,558	Lydall, Inc.*^	1,395,212
75,212	Mueller Industries, Inc.	3,005,472
32,107	Proto Labs, Inc.*^	1,648,694
54,847	SPX Corp.*	1,300,971
54,558	SPX FLOW, Inc.*^	1,749,129
17,067	Standex International Corp.^	1,499,336
23,504	Tennant Co.^	1,673,485
57,876	Titan International, Inc.^	648,790
83,593	Wabash National Corp.*^	1,322,441
37,657	Watts Water Technologies, Inc., Class A^	2,455,236

		48,486,941

Marine (0.2%):
57,931	Matson, Inc.^	2,050,178

Media (0.7%):
78,179	E.W. Scripps Co. (The), Class A*^	1,511,200
160,120	Gannett Co., Inc.^	1,554,765
72,767	New Media Investment Group, Inc.	1,163,544
36,922	Scholastic Corp.^	1,753,426
53,769	World Wrestling Entertainment, Inc., Class A^	989,350

		6,972,285

Metals & Mining (1.3%):
415,454	AK Steel Holding Corp.*^	4,241,785
62,336	Century Aluminum Co.*^	533,596
15,541	Haynes International, Inc.^	668,108
23,658	Kaiser Aluminum Corp.^	1,837,990
25,336	Materion Corp.^	1,003,306
10,271	Olympic Steel, Inc.	248,866
159,655	Stillwater Mining Co.*^	2,572,042
89,996	SunCoke Energy, Inc.*^	1,020,555
50,117	TimkenSteel Corp.*^	775,811

		12,902,059

Mortgage Real Estate Investment Trusts (0.1%):
132,568	Capstead Mortgage Corp.^	1,350,868

Multiline Retail (0.3%):
45,908	Fred’s, Inc.^	852,052
63,429	Ollie’s Bargain Outlet Holdings, Inc.*^	1,804,555
53,924	Tuesday Morning Corp.*^	291,190

		2,947,797

Multi-Utilities (0.4%):
86,600	Avista Corp.^	3,463,134

Oil, Gas & Consumable Fuels (1.5%):
100,690	Bill Barrett Corp.*^	703,823
82,446	Carrizo Oil & Gas, Inc.*^	3,079,358
80,764	Cloud Peak Energy, Inc.*^	453,086
27,879	Contango Oil & Gas Co.*	260,390
49,346	Green Plains Renewable Energy, Inc.^	1,374,286
53,974	Northern Oil & Gas, Inc.*^	148,429
74,797	PDC Energy, Inc.*^	5,428,765

Continued

8

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Oil, Gas & Consumable Fuels, continued
7,773	REX American Resources Corp.*^	$767,584
271,372	Synergy Resources Corp.*^	2,417,925

		14,633,646

Paper & Forest Products (1.2%):
52,234	Boise Cascade Co.*^	1,175,265
23,009	Clearwater Paper Corp.*^	1,508,240
14,702	Deltic Timber Corp.^	1,133,083
118,927	KapStone Paper & Packaging Corp.^	2,622,341
22,857	Neenah Paper, Inc.^	1,947,416
60,295	P.H. Glatfelter Co.^	1,440,448
41,727	Schweitzer-Mauduit International, Inc.	1,899,830

		11,726,623

Personal Products (0.2%):
23,892	Inter Parfums, Inc.^	782,463
16,014	Medifast, Inc.^	666,663

		1,449,126

Pharmaceuticals (1.6%):
49,058	Amphastar Pharmaceuticals, Inc.*^	903,648
10,769	ANI Pharmaceuticals, Inc.*^	652,817
84,223	DepoMed, Inc.*^	1,517,698
98,970	Impax Laboratories, Inc.*	1,311,353
105,937	Innoviva, Inc.*^	1,133,526
40,088	Lannett Co., Inc.*^	883,940
93,960	Medicines Co. (The)*^	3,189,003
204,547	Nektar Therapeutics*^	2,509,792
24,854	Phibro Animal Health Corp., Class A	728,222
63,116	Sciclone Pharmaceuticals, Inc.*	681,653
65,817	Supernus Pharmaceuticals, Inc.*	1,661,879

		15,173,531

Professional Services (1.9%):
16,435	CDI Corp.*^	121,619
33,723	Exponent, Inc.^	2,033,497
26,101	Heidrick & Struggles International, Inc.	630,339
25,750	Insperity, Inc.	1,826,963
41,453	Kelly Services, Inc., Class A^	950,103
79,035	Korn/Ferry International^	2,326,000
63,822	Navigant Consulting, Inc.*	1,670,860
65,933	On Assignment, Inc.*	2,911,601
40,411	Resources Connection, Inc.^	777,912
57,748	Trueblue, Inc.*	1,423,488
49,459	Wageworks, Inc.*^	3,585,777

		18,258,159

Real Estate Management & Development (0.3%):
39,019	Forestar Group, Inc.*	518,953
48,252	HFF, Inc., Class A^	1,459,623
24,379	RE/MAX Holdings, Inc., Class A	1,365,224

		3,343,800

Road & Rail (0.8%):
31,639	ArcBest Corp.^	874,818
35,920	Celadon Group, Inc.^	256,828
57,166	Heartland Express, Inc.^	1,163,900
89,752	Knight Transportation, Inc.^	2,966,303
29,432	Marten Transport, Ltd.	685,766
39,463	Roadrunner Transportation System, Inc.*	410,021

Shares		Fair Value
Common Stocks, continued
Road & Rail, continued
33,180	Saia, Inc.*^	$1,464,897

		7,822,533

Semiconductors & Semiconductor Equipment (3.2%):
53,575	Advanced Energy Industries, Inc.*^	2,933,230
93,254	Brooks Automation, Inc.^	1,591,846
32,359	Cabot Microelectronics Corp.	2,044,118
28,261	CEVA, Inc.*^	948,157
33,907	Cohu, Inc.	471,307
50,048	Diodes, Inc.*^	1,284,732
25,700	DSP Group, Inc.*	335,385
51,823	Exar Corp.*	558,652
61,353	Kopin Corp.*^	174,243
93,560	Kulicke & Soffa Industries, Inc.*	1,492,282
72,174	MKS Instruments, Inc.^	4,287,135
33,340	Nanometrics, Inc.*	835,500
38,854	Power Integrations, Inc.	2,636,244
146,942	Rambus, Inc.*	2,023,391
42,316	Rudolph Technologies, Inc.*	988,079
87,712	Semtech Corp.*	2,767,314
65,688	Tessera Holding Corp.^	2,903,410
29,907	Ultratech, Inc.*	717,170
53,885	Veeco Instruments, Inc.*^	1,570,748

		30,562,943

Software (2.9%):
119,885	8x8, Inc.*	1,714,356
64,092	Blackbaud, Inc.^	4,101,888
48,125	Bottomline Technologies, Inc.*^	1,204,088
29,355	Ebix, Inc.^	1,674,703
12,697	MicroStrategy, Inc., Class A*^	2,506,388
55,638	Monotype Imaging Holdings, Inc.^	1,104,414
65,238	Progress Software Corp.^	2,083,049
38,174	Qualys, Inc.*	1,208,207
55,834	Synchronoss Technologies, Inc.*^	2,138,442
115,363	Take-Two Interactive Software, Inc.*^	5,686,242
26,792	Tangoe, Inc.*^	211,121
160,634	TiVo Corp.*^	3,357,251
38,279	VASCO Data Security International, Inc.*^	522,508

		27,512,657

Specialty Retail (4.1%):
93,628	Abercrombie & Fitch Co., Class A^	1,123,536
26,435	Asbury Automotive Group, Inc.*^	1,631,040
223,702	Ascena Retail Group, Inc.*^	1,384,715
50,021	Barnes & Noble Education, Inc.*^	573,741
75,086	Barnes & Noble, Inc.	837,209
23,893	Big 5 Sporting Goods Corp.^	414,544
59,043	Caleres, Inc.^	1,937,791
34,675	Cato Corp., Class A^	1,043,024
24,468	Children’s Place Retail Stores, Inc. (The)^	2,470,045
108,145	Express, Inc.*	1,163,640
55,737	Finish Line, Inc. (The), Class A^	1,048,413
73,543	Five Below, Inc.*^	2,938,777
50,907	Francesca’s Holdings Corp.*^	917,853
27,880	Genesco, Inc.*^	1,731,348
27,025	Group 1 Automotive, Inc.^	2,106,329
85,592	Guess?, Inc.^	1,035,663

Continued

9

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Specialty Retail, continued
25,822	Haverty Furniture Cos., Inc.^	$611,981
30,243	Hibbett Sports, Inc.*^	1,128,064
17,597	Kirkland’s, Inc.*	272,929
31,393	Lithia Motors, Inc., Class A^	3,039,783
37,061	Lumber Liquidators Holdings, Inc.*^	583,340
32,567	MarineMax, Inc.*^	630,171
43,843	Monro Muffler Brake, Inc.^	2,507,820
70,558	Rent-A-Center, Inc.^	793,778
60,185	Select Comfort Corp.*^	1,361,385
17,761	Shoe Carnival, Inc.^	479,192
36,761	Sonic Automotive, Inc., Class A^	841,827
38,218	Stage Store, Inc.^	167,013
40,119	Stein Mart, Inc.^	219,852
65,632	Tailored Brands, Inc.^	1,676,898
39,427	The Buckle, Inc.^	898,936
42,793	The Tile Shop Holdings, Inc.*^	836,603
32,516	Vitamin Shoppe, Inc.*^	772,255
23,441	Zumiez, Inc.*^	512,186

		39,691,681

Technology Hardware, Storage & Peripherals (0.5%):
53,665	Cray, Inc.*^	1,110,866
63,004	Electronics for Imaging, Inc.*^	2,763,355
51,015	Super Micro Computer, Inc.*^	1,430,971

		5,305,192

Textiles, Apparel & Luxury Goods (1.2%):
95,812	Crocs, Inc.*^	657,270
58,375	G-III Apparel Group, Ltd.*^	1,725,565
74,876	Iconix Brand Group, Inc.*^	699,342
20,590	Movado Group, Inc.^	591,963
19,905	Oxford Industries, Inc.^	1,196,888
15,653	Perry Ellis International, Inc.*	389,916
73,899	Steven Madden, Ltd.*^	2,641,889
20,582	Unifi, Inc.*	671,591
25,723	Vera Bradley, Inc.*^	301,474
133,403	Wolverine World Wide, Inc.^	2,928,195

		11,804,093

Thrifts & Mortgage Finance (1.8%):
124,179	Astoria Financial Corp.^	2,315,938
60,272	Bank Mutual Corp.	569,570
78,433	BofI Holding, Inc.*^	2,239,262
43,970	Dime Community Bancshares	883,797
32,550	HomeStreet, Inc.*	1,028,580
10,053	LendingTree, Inc.*^	1,018,872
62,162	Northfield Bancorp, Inc.^	1,241,375
137,511	Northwest Bancshares, Inc.^	2,479,323
53,302	Oritani Financial Corp.	999,413
81,746	Provident Financial Services, Inc.	2,313,412
133,093	TrustCo Bank Corp.	1,164,564
38,426	Wawlker & Dunlop, Inc.*^	1,198,891

		17,452,997

Contracts, Shares, Notional Amount or Principal Amount		Fair Value
Common Stocks, continued
Tobacco (0.2%):
30,993	Universal Corp.^	$1,975,804

Trading Companies & Distributors (0.6%):
52,723	Applied Industrial Technologies, Inc.	3,131,747
20,114	Dxp Enterprises, Inc.*	698,760
35,330	Kaman Corp., Class A^	1,728,697
12,819	Veritiv Corp.*^	689,021

		6,248,225

Water Utilities (0.5%):
49,754	American States Water Co.^	2,266,792
65,269	California Water Service Group^	2,212,619

		4,479,411

Wireless Telecommunication Services (0.1%):
29,191	Spok Holdings, Inc.^	605,713

Total Common Stocks (Cost $765,137,366)		962,879,919

Right (0.0%):
Biotechnology (0.0%):
25,050	Dyax Corp. CVR, Expires on 12/31/19*(a)(b)	$27,806
10,537	Gerber Scientific, Inc.*(a)(b)	—

Total Right (Cost $—)		27,806

Securities Held as Collateral for Securities on Loan (27.6%):
$266,105,374	AZL Small Cap Stock Index Fund Securities Lending Collateral Account(c)	266,105,374

Total Securities Held as Collateral for Securities on Loan (Cost $266,105,374)		266,105,374

Unaffiliated Investment Company (0.1%):
601,042	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(d)	601,042

Total Unaffiliated Investment Company (Cost $601,042)		601,042

Total Investment Securities (Cost $1,031,843,782)(e) — 127.5%		1,229,614,141
Net other assets (liabilities) — (27.5)%		(264,963,207)

Net Assets — 100.0%		$964,650,934

Continued

10

AZL Small Cap Stock Index Fund

Schedule of Portfolio Investments

December 31, 2016

Percentages indicated are based on net assets as of December 31, 2016.

*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $258,952,352.

(a)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.00% of the net assets of the fund.

(b)	The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.00% of the net assets of the Fund.

(c)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.

(d)	The rate represents the effective yield at December 31, 2016.

(e)	See Federal Tax Information listed in the Notes to the Financial Statements.

Futures Contracts

Cash of $123,600 has been segregated to cover margin requirements for the following open contracts as of December 31, 2016:

Description	Type	Expiration Date	Number of Contracts	Notional Value	Unrealized Appreciation/ (Depreciation)
Russell 2000 Mini Index Futures	Long	3/17/17	37	$2,510,265	$(9,644)

See accompanying notes to the financial statements.

11

AZL Small Cap Stock Index Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$1,031,843,782

Investment securities, at value*	$1,229,614,141
Cash	732
Segregated cash for collateral	123,600
Interest and dividends receivable	1,359,798
Receivable for investments sold	2,349,682
Reclaims receivable	5
Prepaid expenses	4,836

Total Assets	1,233,452,794

Liabilities:
Payable for investments purchased	785,181
Payable for capital shares redeemed	1,308,875
Payable for collateral received on loaned securities	266,105,374
Payable for variation margin on futures contracts	10,891
Manager fees payable	215,564
Administration fees payable	18,649
Distribution fees payable	195,607
Custodian fees payable	16,742
Administrative and compliance services fees payable	2,625
Trustee fees payable	1,994
Other accrued liabilities	140,358

Total Liabilities	268,801,860

Net Assets	$964,650,934

Net Assets Consist of:
Capital	$710,679,758
Accumulated net investment income/(loss)	4,406,542
Accumulated net realized gains/(losses) from investment transactions	51,803,919
Net unrealized appreciation/(depreciation) on investments	197,760,715

Net Assets	$964,650,934

Class 1
Net Assets	$54,671,940
Shares of beneficial interest (unlimited number of shares authorized, no par value)	4,804,459
Net Asset Value (offering and redemption price per share)	$11.38

Class 2
Net Assets	$909,978,994
Shares of beneficial interest (unlimited number of shares authorized, no par value)	63,939,158
Net Asset Value (offering and redemption price per share)	$14.23

*	Includes securities on loan of $258,952,352.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$6,405,623
Income from securities lending	652,659
Foreign withholding tax	(464)

Total Investment Income	7,057,818

Expenses:
Manager fees	1,034,763
Administration fees	101,605
Distribution fees — Class 2	967,709
Custodian fees	17,608
Administrative and compliance services fees	3,414
Trustee fees	10,325
Professional fees	25,456
Shareholder reports	29,662
Other expenses	96,352

Total expenses	2,286,894

Net Investment Income/(Loss)	4,770,924

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	58,239,224
Net realized gains/(losses) on futures contracts	1,502,464
Change in net unrealized appreciation/depreciation on investments	92,843,996

Net Realized/Unrealized Gains/(Losses) on Investments	152,585,684

Change in Net Assets Resulting From Operations	$157,356,608

See accompanying notes to the financial statements.

12

Statements of Changes in Net Assets

	AZL Small Cap Stock Index Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$4,770,924	$3,072,296
Net realized gains/(losses) on investment transactions	59,741,688	44,330,189
Change in unrealized appreciation/depreciation on investments	92,843,996	(50,678,247)

Change in net assets resulting from operations	157,356,608	(3,275,762)

Distributions to Shareholders:
From net investment income:
Class 1*	—
Class 2	(3,054,147)	(3,014,222)
From net realized gains:
Class 1*	—
Class 2	(42,610,276)	(25,300,676)

Change in net assets resulting from distributions to shareholders	(45,664,423)	(28,314,898)

Capital Transactions:
Class 1*
Proceeds from shares issued	49,908,811
Value of shares redeemed	(1,979,738)

Total Class 1 Shares	47,929,073

Class 2
Proceeds from shares issued	214,993,554	29,155,997
Proceeds from shares issued in merger	334,705,111	—
Proceeds from dividends reinvested	45,664,423	28,314,898
Value of shares redeemed	(66,339,645)	(131,459,011)

Total Class 2 Shares	529,023,443	(73,988,116)

Change in net assets resulting from capital transactions	576,952,516	(73,988,116)

Change in net assets	688,644,701	(105,578,776)
Net Assets:
Beginning of period	276,006,233	381,585,009

End of period	$964,650,934	$276,006,233

Accumulated net investment income/(loss)	$4,406,542	$3,065,946

Share Transactions:
Class 1*
Shares issued	4,990,882
Shares redeemed	(186,423)

Total Class 1 Shares	4,804,459

Class 2
Shares issued	17,244,601	1,932,032
Shares issued in merger	27,406,989	—
Dividends reinvested	3,661,942	2,109,903
Shares redeemed	(4,841,918)	(8,312,138)

Total Class 2 Shares	43,471,614	(4,270,203)

Change in shares	48,276,073	(4,270,203)

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

See accompanying notes to the financial statements.

13

AZL Small Cap Stock Index Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016		2015	2014	2013	2012
Class 1*
Net Asset Value, Beginning of Period	$10.00

Investment Activities:
Net Investment Income/(Loss)	0.06
Net Realized and Unrealized Gains/(Losses) on Investments	1.32

Total from Investment Activities	1.38

Net Asset Value, End of Period	$11.38

Total Return(a)	13.80	%(b)
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$54,672
Net Investment Income/(Loss)(c)	1.46%
Expenses Before Reductions(c)(d)	0.32%
Expenses Net of Reductions(c)	0.32%
Portfolio Turnover Rate(e)(f)	86	%(g)
Class 2
Net Asset Value, Beginning of Period	$13.49		$15.43	$15.65	$11.39	$9.87

Investment Activities:
Net Investment Income/(Loss)	0.07		0.19	0.12	0.09	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	3.06		(0.58)	0.65	4.50	1.43

Total from Investment Activities	3.13		(0.39)	0.77	4.59	1.56

Dividends to Shareholders From:
Net Investment Income	(0.16)		(0.17)	(0.09)	(0.14)	(0.04)
Net Realized Gains	(2.23)		(1.38)	(0.90)	(0.19)	—

Total Dividends	(2.39)		(1.55)	(0.99)	(0.33)	(0.04)

Net Asset Value, End of Period	$14.23		$13.49	$15.43	$15.65	$11.39

Total Return(a)	25.71%		(2.49)%	5.23%	40.62%	15.82%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$909,979		$276,006	$381,585	$383,152	$267,053
Net Investment Income/(Loss)	1.19%		0.96%	0.81%	0.71%	1.33%
Expenses Before Reductions(d)	0.58%		0.59%	0.59%	0.59%	0.61%
Expenses Net of Reductions	0.58%		0.59%	0.59%	0.59%	0.61%
Portfolio Turnover Rate(e)(f)	86	%(g)	16%	14%	17%	10%

*	For the period October 17, 2016 (commencement of operations) to December 31, 2016.

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Not annualized.

(c)	Annualized for periods less than one year.

(d)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(e)	Portfolio turnover rate can be volatile due to the amount and timing of purchases and sales of fund shares during the period.

(f)	Portfolio turnover rate is calculated on the basis of the Fund as a whole without distinguishing between classes of shares issued. Not annualized for periods less than a year.

(g)	Cost of purchases and proceeds from sales of portfolio securities incurred to realign the Fund’s portfolio after the fund merger are excluded from the portfolio turnover rate. If such amounts had not been excluded, the portfolio turnover rate would have been 86%.

See accompanying notes to the financial statements.

14

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL Small Cap Stock Index Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance

15

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2016

Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $104.5 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $67,666 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total
Securities Lending Transactions
Common Stocks	$263,633,731	$2,471,643	$—	$—		$266,105,374

Total Securities Lending Transactions	263,633,731	2,471,643	—	—		266,105,374

Total Borrowings	$263,633,731	$2,471,643	$—	$—		$266,105,374

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$266,105,374

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year, the Fund engaged in such affiliated transactions at the current market price.

The Fund is permitted to purchase and sell securities (“crosstrade”) from and to other Allianz Funds as well as other funds and client accounts for which the Adviser or an affiliate of the Adviser serves as investment adviser, pursuant to procedures approved by the Trustees in compliance with Rule 17a-7 under the Act (the “Rule”). Each cross-trade is executed at the current market price in compliance with provisions of the Rule. For the year ended December 31, 2016, the Fund participated in following cross-trade transactions:

	Purchases	Sales	Realized (Gain/Loss)
AZL Small Cap Stock Index Fund	$(6,382,548)	$48,823,527	$19,831,779

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

16

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2016

Futures Contracts

During the year ended December 31, 2016, the Fund used futures contracts to provide market exposure on the Fund’s cash balances. Futures contracts are valued based upon their quoted daily settlement prices. Upon entering into a futures contract, the Fund is required to segregate liquid assets in accordance with the initial margin requirements of the broker or exchange. Futures contracts are marked to market daily and a payable or receivable for the change in value (“variation margin”) is recorded by the Fund. Gains or losses are recognized but not considered realized until the contracts expire or are closed. Futures contracts involve, to varying degrees, elements of market risk (generally equity price risk related to stock futures, interest rate risk related to bond futures, and foreign currency risk related to currency futures) and exposure to loss in excess of the variation margin disclosed in the Statement of Assets and Liabilities. The primary risks associated with the use of futures contracts are the imperfect correlation between the change in fair value of the underlying securities and the prices of futures contracts, the possibility of an illiquid market, and the inability of the counterparty to meet the terms of the contract. The notional amount of futures contracts outstanding was $2.5 million as of December 31, 2016. The monthly average notional amount for these contracts was $6.1 million for the year ended December 31, 2016. Realized gains and losses are reported as “Net realized gains/(losses) on futures contracts” on the Statement of Operations.

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Receivable for variation margin on futures contracts	$—	Payable for variation margin on futures contracts	$9,644

*	For futures contracts, the amounts represent the cumulative appreciation/depreciation of these futures contracts as reported in the Schedule of Portfolio Investments. Only the current day’s variation margin is reported within the Statement of Assets and Liabilities as Variation margin on futures contracts.

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net realized gains/(losses) on futures contracts/Change in unrealized appreciation/depreciation on investments	$1,502,464	$(28,102)

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to a subadvisory agreement with BlackRock Investment Management, LLC (“BlackRock Investment”), BlackRock Investment provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL Small Cap Stock Index Fund Class 1	0.26%	0.46%
AZL Small Cap Stock Index Fund Class 2	0.26%	0.71%

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations. During the year ended December 31, 2016, there were no voluntary waivers.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of

17

AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2016

certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the average daily net assets attributable to Class 2 shares, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $4,289 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in `or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Futures contracts are valued at the last sales price as of the close of the primary exchange and are typically categorized as Level 1 in the fair value hierarchy.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2016

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks+	$962,879,919	$—	$—		$962,879,919
Right	—	27,806	—	^	27,806
Securities Held as Collateral for Securities on Loan	—	266,105,374	—		266,105,374
Unaffiliated Investment Company	601,042	—	—		601,042

Total Investment Securities	963,480,961	266,133,180	—		1,229,614,141

Other Financial Instruments:*
Futures Contracts	(9,644)	—	—		(9,644)

Total Investments	$963,471,317	$266,133,180	$—	^	$1,229,604,497

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2016.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as futures contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL Small Cap Stock Index Fund	$609,210,940	$364,491,952

6. Investment Risks

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

7. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $1,040,189,787. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$210,355,410
Unrealized (depreciation)	(20,931,056)

Net unrealized appreciation/(depreciation)	$189,424,354

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$3,054,147	$42,610,276	$45,664,423

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

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AZL Small Cap Stock Index Fund

Notes to the Financial Statements

December 31, 2016

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL Small Cap Stock Index Fund	$4,087,005	$24,227,893	$28,314,898

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL Small Cap Stock Index Fund	$16,806,149	$47,740,673	$—	$189,424,354	$253,971,176

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

8. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

9. Acquisition of Funds

Effective as of the close of business October 28, 2016, the Fund acquired all of the net assets of the AZL Federated Clover Small Value Fund (“Federated Fund”) and AZL Oppenheimer Discovery Fund (“Oppenheimer Fund”), open-end management investment companies, pursuant to a plan of reorganization approved by the Board on June, 14 2016. The purpose of the transaction was to combine three funds managed by the Manager with comparable investment objectives and strategies. The acquisition was accomplished by a tax-free exchange of 27,406,989 shares of the Fund, valued at $334,705,111, for 13,176,544 shares of the Federated Fund and 14,703,702 shares of the Oppenheimer Fund outstanding as of close of business October 28, 2016, respectively.

The investment portfolios of the Federated Fund and Oppenheimer Fund were the principal assets acquired by the Fund. As of the close of business October 28, 2016, the Federated Fund had a fair value of $214,554,749 and identified cost of $197,889,496. As of the close of business October 28, 2016, the Oppenheimer Fund had a fair value of $120,651,877 and identified cost of $107,827,796. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however, the cost basis of the investments received from the Federated Fund and the Oppenheimer Fund were carried forward to align ongoing reporting of the Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. Immediately prior to the merger, the Fund’s net assets were $464,858,854. All fees and expenses incurred by the Federated Fund and Oppenheimer Fund and the Fund directly in connection with the plan of reorganization were borne equally by the Manager and, collectively, the Federated Fund and the Oppenheimer Fund, except that the expenses borne by the Federated Fund and the Oppenheimer Fund did not exceed $96,250 and $58,500, respectively, as provided by the plan of reorganization.

Assuming the acquisition had been completed on January 1, 2016, the beginning of the annual reporting period of the Fund, the Fund’s pro forma results of operations for the year ended December 31, 2016, are as follows:

Net investment income/(loss)	$9,017,705
Net realized/unrealized gains/(losses)	169,252,042

Change in net assets resulting from operations	$178,269,747

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of revenue and earnings of the Federated Fund and the Oppenheimer Fund that have been included in the Fund’s statement of operations since October 29, 2016.

In the calculation of the portfolio turnover as presented in the Financial Highlights, the Fund excluded the cost of purchases and proceeds from sales of portfolio securities that occurred in the effort to realign a combined fund’s portfolio after the merger. The amounts of excluded purchases and sales are as follows:

Cost of purchases	$2,552,108
Proceeds from sales	—

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REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL Small Cap Stock Index Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL Small Cap Stock Index Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 68.73% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $42,610,276.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

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Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

24

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

25

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

26

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

27

Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

28

The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1216 2/17

AZL® T. Rowe Price Capital Appreciation Fund

Annual Report

December 31, 2016

Management Discussion and Analysis

Expense Examples and Portfolio Composition

Schedule of Portfolio Investments

Statement of Assets and Liabilities

Statement of Operations

Statements of Changes in Net Assets

Financial Highlights

Notes to the Financial Statements

Report of Independent Registered Public Accounting Firm

Other Federal Income Tax Information

Other Information

Approval of Investment Advisory and Subadvisory Agreements

Information about the Board of Trustees and Officers

This report is submitted for the general information of the shareholder of the Fund. The report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by an effective prospectus, which contains details concerning the sales charges and other pertinent information.

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Allianz Investment Management LLC serves as the Manager for the AZL® T. Rowe Price Capital Appreciation Fund and T. Rowe Price Associates, Inc. serves as Subadviser to the Fund.

What factors affected the Fund’s performance during the year ended December 31, 2016?

For the year ended December 31, 2016, the AZL® T. Rowe Price Capital Appreciation Fund (the “Fund”) returned 7.84%. That compared to a 11.96%, 2.65% and 8.21% total return for its benchmarks, the S&P 500 Index1, the Bloomberg Barclays U.S. Aggregate Bond Index1, and the Balanced Composite Index1, respectively.

The 12 months ended December 31, 2016 included strong returns for equities and several political surprises that affected financial markets. The S&P 500 had a poor start to the year, driven by fears of a global economic slowdown, especially in China, and a collapse in oil prices. Stocks recovered in February and rose through late June as investor outlook improved. A brief but intense sell-off followed the U.K.’s unexpected vote in favor of leaving the European Union on June 23; however, stocks quickly resumed their upward trajectory on expectations that global central banks would provide additional monetary policy.

After trading mostly flat in the weeks leading up to the November 8 U.S. elections, stocks rallied strongly on a surprise presidential victory by Donald Trump. Investors drove share prices higher in anticipation of a more accommodating regulatory environment and fiscal stimulus such as tax cuts and increased infrastructure spending. Most sectors gained ground during the annual period, with energy, telecommunication services, and financials leading. Health care and consumer staples were the main laggards.

The equity portion of the Fund strongly outperformed through the first three quarters of the year, driven by holdings in high-quality names with durable growth and defensive characteristics. Weak performance in the final quarter, driven by the surprise election results, offset most of those gains. The postelection rally drove investors out of defensive areas of the market and into cyclical and lower-quality areas. The Fund maintained a cautious position in its portfolio holdings given relatively high valuations and a persistent uncertainty regarding the new administration’s policies. Throughout the year under review, we maintained an overweight exposure to health care companies and added to the Fund’s position in consumer staples.*

Stock selection decisions in the health care and consumer discretionary sectors contributed positively to the Fund’s performance relative to its equity benchmark, the S&P 500. Stock selection in the information technology sector and an overweight position to consumer staples detracted from relative performance, however.*

The Fund’s above-benchmark exposure to high-yield securities within its fixed income holdings added to performance relative to its fixed income benchmark. The portfolio’s short duration securities also helped relative results later in the year as interest rates moved higher.*

The Fund maintained significant exposure to covered call options—this derivative provided downside protection for the portfolio while offering the benefits of owning a stock as long as the stock remains below the option strike price. These benefits included dividends and capital appreciation. Throughout the year, the Fund’s covered call strategy generated a return of approximately 10.52%. The covered call strategy estimated contribution to the portfolio’s total return was 1.54%. The estimated return impact from employing options was 6 bps (0.60%) for the year. The Fund held equity options throughout the period while equity rights were held periodically. Both options and rights were held at the end of the annual period.*

Past performance does not guarantee future results.

*	The Fund’s portfolio composition is subject to change. There is no guarantee that any sectors mentioned will continue to perform well or that securities in such sectors will be held by the Fund in the future. The information contained in this commentary is for informational purposes only and should not be construed as a recommendation to purchase or sell securities in the sector mentioned. The Fund’s holdings and weightings are as of December 31, 2016.
[1]	For a complete description of the Fund’s performance benchmarks please refer to page 2 of this report.

1

AZL® T. Rowe Price Capital Appreciation Fund (unaudited)

Fund Objective

The Fund’s investment objective is to seek long-term capital appreciation with preservation of capital as an important intermediate-term objective. This objective may be changed by the Trustees of the Fund without shareholder approval. The Fund seeks to achieve its objective by investing at least 50% of its net assets in the common stock of established U.S. Companies that have above-average potential for capital growth. The remaining assets are generally invested in convertible securities, corporate and government debt, bank loans, and foreign securities.

Investment Concerns

Equity securities (stocks) are more volatile and carry more risk than other forms of investments, including investments in high-grade fixed income securities. The net asset value per share of this Fund will fluctuate as the value of the securities in the portfolio changes.

International investing may involve risk of capital loss from unfavorable fluctuations in currency values, from differences in generally accepted accounting principles or from economic or political instability in other nations.

Small- to mid-capitalization companies typically have a higher risk of failure and historically have experienced a greater degree of volatility.

Value-based investments are subject to the risk that the broad market may not recognize their intrinsic value.

Investing in a single industry or sector, or concentrating investments in a limited number of industries or sectors, tends to increase the risk that economic, political, or regulatory developments affecting certain industries or sectors will have a large impact on the value of the portfolio.

Debt securities held by the Fund may decline in value due to rising interest rates. Interest rates in the U.S. are at, or near, historic lows, which may increase the Fund’s exposure to risks related to rising rates.

Mortgage-backed investments involve risk of loss due to prepayments and, like any bond, due to default. Because of the sensitivity of mortgage-related securities to changes in interest rates, the Fund’s performance may be more volatile than if it did not hold these securities.

High-yield bonds have a higher risk of default or other adverse credit events, but have the potential to pay higher earnings over investment-grade bonds. The higher risk of default, or the inability of the creditor to repay its debt, is the primary reason for the higher interest rates on high-yield bonds.

Investing in derivatives instruments involves risks that may be different from or greater than the risk associated with investing directly in securities or other traditional instruments.

For a complete description of these and other risks associated with investing in a mutual Fund, please refer to the Fund’s prospectus.

Growth of $10,000 Investment

The chart above represents a comparison of a hypothetical investment in the Fund versus a similar investment in the Fund’s benchmarks as well as the component indices of the Fund’s benchmark, and represents the reinvestment of dividends and capital gains in the Fund

Average Annual Total Returns as of December 31, 2016

	1 Year	3 Year	5 Year	10 Year
AZL® T. Rowe Price Capital Appreciation Fund	7.84%	8.19%	13.07%	4.95%
S&P 500 Index	11.96%	8.87%	14.66%	6.95%
Bloomberg Barclays U.S. Aggregate Bond Index	2.65%	3.03%	2.23%	4.34%
Balanced Composite Index	8.21%	6.58%	9.68%	6.30%

Past performance does not guarantee future results. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed may be worth more or less than the original cost. To obtain performance information current to the most recent month end, please visit www.Allianzlife.com.

Expense Ratio	Gross
AZL® T. Rowe Price Capital Appreciation Fund	1.05%

The above expense ratio is based on the current Fund prospectus dated April 25, 2016, as supplemented October 14, 2016. The Manager voluntarily reduced the management fee to 0.70% on all assets. The Manager and the Fund have entered into a written contract limiting operating expenses, excluding certain expenses (such as interest expense), to 1.20% through April 30, 2018. Additional information pertaining to the December 31, 2016 expense ratios can be found in the financial highlights.

The total return of the Fund does not reflect the effect of any insurance charges, the annual maintenance fee or the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. Such charges, fees and tax payments would reduce the performance quoted.

The Fund’s performance is measured against the Standard and Poor’s 500 Index (“S&P 500”), the Bloomberg Barclays U.S. Aggregate Bond Index and the Balanced Composite Index (“Composite”). The S&P 500 is representative of 500 selected common stocks, most of which are listed on the New York Stock Exchange, and is a measure of the U.S. Stock market as a whole. The Bloomberg Barclays U.S. Aggregate Bond Index is a market value-weighted performance benchmark for investment-grade fixed-rate debt issues, including government, corporate, asset-backed, and mortgage-backed securities, with maturities of at least one year. The Composite is a blended index comprised of (60%) of the S&P 500 and (40%) of the Bloomberg Barclays U.S. Aggregate Bond Index. These indices are unmanaged and do not reflect the deduction of fees associated with a mutual fund, such as investment management and fund accounting fees. The Fund’s performance reflects the deduction of fees for services provided to the Fund. Investors cannot invest directly in an index.

2

AZL T. Rowe Price Capital Appreciation Fund

Expense Examples

(Unaudited)

As a shareholder of the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), you incur ongoing costs, including management fees, distribution fees, and other Fund expenses. These examples are intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. Please note that the expenses shown in each table do not reflect expenses that apply to the subaccount or the insurance contract. If the expenses that apply to the subaccount of the insurance contract were included, your costs would have been higher.

These examples are based on an investment of $1,000 invested at the beginning of the period and held for the periods presented below.

The Actual Expense table below provides information about actual account values and actual expenses. You may use the information below, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the table under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,027.20	$5.10	1.00%

The Hypothetical Expense table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

	Beginning Account Value 7/1/16	Ending Account Value 12/31/16	Expenses Paid During Period 7/1/16 - 12/31/16*	Annualized Expense Ratio During Period 7/1/16 - 12/31/16
AZL T. Rowe Price Capital Appreciation Fund	$1,000.00	$1,020.11	$5.08	1.00%

*	Expenses are equal to the average account value over the period, multiplied by the Fund’s annualized expense ratio, multiplied by 184/366 (to reflect the one half year period).

Portfolio Composition

(Unaudited)

Investments	Percent of Net Assets
Common Stocks	64.4%
Corporate Bonds	19.2
Money Markets	6.7
Securities Held as Collateral for Securities on Loan	6.4
Yankee Dollars	3.0
Bank Loans	2.9
Floating Rate Loans	0.3
Convertible Preferred Stocks	1.4
Preferred Stocks	0.6
Asset Backed Securities	0.2
Foreign Bonds	0.2
Rights	— ^
Purchased Options	— ^

Total Investment Securities	105.3
Net other assets (liabilities)	(5.3)

Net Assets	100.0%

^	Represents less than 0.05%

3

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value

Common Stocks (64.4%):
Aerospace & Defense (0.4%):
27,200	Boeing Co. (The)^	$4,234,496

Auto Components (0.5%):
92,308	Adient plc*	5,409,249

Banks (1.4%):
30,600	PNC Financial Services Group, Inc.	3,578,976
180,800	Wells Fargo & Co.	9,963,888

		13,542,864

Beverages (1.8%):
84,714	Dr Pepper Snapple Group, Inc.	7,681,018
94,333	PepsiCo, Inc.	9,870,062

		17,551,080

Biotechnology (0.5%):
17,125	Biogen Idec, Inc.*	4,856,308

Building Products (0.7%):
162,187	Johnson Controls International plc	6,680,483

Capital Markets (2.7%):
421,034	Bank of New York Mellon Corp. (The)	19,948,591
35,805	Julius Baer Group, Ltd.	1,590,124
68,749	State Street Corp.	5,343,172

		26,881,887

Chemicals (0.6%):
70,100	LyondellBasell Industries NV, Class A	6,013,178

Diversified Telecommunication Services (0.5%):
43,882	SBA Communications Corp., Class A*	4,531,255

Electric Utilities (2.2%):
357,262	PG&E Corp.	21,710,812

Electrical Equipment (0.1%):
1,735	Hubbell, Inc.	202,475
29,519	Sensata Technologies Holding NV*	1,149,765

		1,352,240

Equity Real Estate Investment Trusts (0.4%):
42,449	American Tower Corp.	4,486,010

Food & Staples Retailing (2.2%):
83,300	CVS Health Corp.	6,573,203
184,423	Walgreens Boots Alliance, Inc.	15,262,847

		21,836,050

Food Products (2.5%):
101,921	Kraft Heinz Co. (The)	8,899,742
282,192	Mondelez International, Inc., Class A	12,509,571
62,371	Tyson Foods, Inc., Class A	3,847,043

		25,256,356

Health Care Equipment & Supplies (5.3%):
538,100	Abbott Laboratories^	20,668,422
88,939	Becton, Dickinson & Co.	14,723,851
223,112	Danaher Corp.	17,367,038

		52,759,311

Health Care Providers & Services (5.0%):
103,254	Aetna, Inc.	12,804,529
43,654	Anthem, Inc.	6,276,136

Shares		Fair Value

Common Stocks, continued
Health Care Providers & Services, continued
84,400	Cigna Corp.	$11,258,116
14,553	Humana, Inc.	2,969,249
111,500	UnitedHealth Group, Inc.	17,844,459

		51,152,489

Hotels, Restaurants & Leisure (1.4%):
181,100	Aramark Holdings Corp.	6,468,892
110,607	Yum Brands, Inc.	7,004,741

		13,473,633

Household Products (0.8%):
96,371	Reckitt Benckiser Group plc	8,145,299

Industrial Conglomerates (0.8%):
42,654	Roper Industries, Inc.^	7,809,094

Insurance (3.6%):
30,600	Hartford Financial Services Group, Inc. (The)	1,458,090
363,819	Marsh & McLennan Cos., Inc.	24,590,526
78,394	Willis Towers Watson plc	9,586,018

		35,634,634

Internet & Direct Marketing Retail (1.6%):
21,132	Amazon.com, Inc.*	15,846,253

Internet Software & Services (2.7%):
4,400	Alphabet, Inc., Class A*	3,486,780
30,400	Alphabet, Inc., Class C*	23,463,328

		26,950,108

IT Services (4.8%):
32,400	Fidelity National Information Services, Inc.	2,450,736
199,150	Fiserv, Inc.*^	21,165,662
18,459	FleetCor Technologies, Inc.*	2,612,318
69,485	MasterCard, Inc., Class A	7,174,326
191,700	Visa, Inc., Class A^	14,956,434

		48,359,476

Life Sciences Tools & Services (2.8%):
245,136	PerkinElmer, Inc.	12,783,842
103,851	Thermo Fisher Scientific, Inc.	14,653,377

		27,437,219

Machinery (1.2%):
108,617	Fortive Corp.	5,825,130
4,900	IDEX Corp.	441,294
108,666	Pentair plc^	6,092,903

		12,359,327

Media (0.9%):
51,300	Comcast Corp., Class A	3,542,265
171,830	Liberty Global plc, Series C*	5,103,351

		8,645,616

Multi-Utilities (0.5%):
49,300	DTE Energy Co.^	4,856,543

Oil, Gas & Consumable Fuels (1.4%):
234,300	Canadian Natural Resources, Ltd.	7,469,484
134,776	Total SA	6,879,017

		14,348,501

Continued

4

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Shares		Fair Value
Common Stocks, continued
Paper & Forest Products (0.0%):
488,000	Sino-Forest Corp.#*(a)(b)	$—

Pharmaceuticals (1.8%):
62,980	Bristol-Myers Squibb Co.	3,680,551
273,038	Zoetis, Inc.	14,615,724

		18,296,275

Professional Services (0.5%):
100,063	IHS Markit, Ltd.*	3,543,231
71,921	Reed Elsevier plc	1,278,837

		4,822,068

Semiconductors & Semiconductor Equipment (0.2%):
31,600	Texas Instruments, Inc.	2,305,852

Software (3.3%):
33,498	Intuit, Inc.	3,839,206
466,400	Microsoft Corp.	28,982,096

		32,821,302

Specialty Retail (3.8%):
12,451	AutoZone, Inc.*	9,833,675
40,794	Home Depot, Inc. (The)	5,469,660
105,800	Lowe’s Cos., Inc.	7,524,496
52,991	O’Reilly Automotive, Inc.*^	14,753,224

		37,581,055

Technology Hardware, Storage & Peripherals (1.5%):
126,200	Apple, Inc.	14,616,484

Tobacco (4.0%):
285,836	Altria Group, Inc.	19,328,230
223,000	Philip Morris International, Inc.	20,402,270

		39,730,500

Total Common Stocks (Cost $572,492,768)		642,293,307

Preferred Stocks (0.6%):
Banks (0.1%):
17,950	U.S. Bancorp, Series G, 6.00%	452,519
7,099	U.S. Bancorp, Series F, 6.50%	200,831

		653,350

Capital Markets (0.2%):
55,900	Charles Schwab Corp. (The), Series C, 6.00%	1,412,593
3,600	Charles Schwab Corp. (The), 5.95%	89,964
14,400	State Street Corp., 5.35%^	360,288
15,100	State Street Corp., 6.00%	382,030

		2,244,875

Electric Utilities (0.3%):
107,700	SCE Trust IV, Series J, 5.37%	2,658,036
18,000	SCE Trust V, Series K, 5.45%	454,680

		3,112,716

Total Preferred Stocks (Cost $6,045,395)		6,010,941

Convertible Preferred Stocks (1.4%):
Banks (0.2%):
1,765	Wells Fargo & Co., Series L, Class A, 7.50%	2,100,350

Electric Utilities (0.3%):
54,871	Nextra Energy, Inc., 6.12%^	2,687,582

Shares, Notional Amount or Principal Amount		Fair Value
Convertible Preferred Stocks, continued
Equity Real Estate Investment Trusts (0.5%):
48,171	American Tower Corp., 5.50%	$5,033,869

Multi-Utilities (0.4%):
74,139	DTE Energy Co., 6.50%	3,899,711

Total Convertible Preferred Stocks (Cost $13,379,342)		13,721,512

Right (0.0%):
Oil, Gas & Consumable Fuels (0.0%):
84,313	Expires on 1/05/17*^(b)	54,131

Total Right (Cost $53,519)		54,131

Asset Backed Securities (0.2%):
$273,135	DB Master Finance LLC, Class A2I, Series 2015-1A, 3.26%, 2/20/45, Callable 2/20/19 @ 100(c)	273,493

952,613	Taco Bell Funding LLC, Class A2I, Series 16-1A, 3.83%, 5/25/46, Callable 8/25/23 @ 100(c)(d)	956,065

679,400	Wendys Funding LLC, Class A2I, Series 2015-1A, 3.37%, 6/15/45, Callable 6/15/21 @ 100(c)	678,365

Total Asset Backed Securities (Cost $1,905,148)		1,907,923

Bank Loans (2.9%):
Diversified Telecommunication Services (0.9%):
$4,525,000	Intelsat Jackson Holding SA, 3.75%, 6/30/19(c)	4,368,978
4,750,000	UPC Financing Partnership, 4.08%, 3/8/24, Callable 2/5/17 @ 101(c)	4,795,520

		9,164,498

Food Products (0.5%):
2,100,000	Chobani LLC, 5.25%, 10/7/21(c)	2,097,375
66,285	DE Master Blenders, 4.25%, 2/7/22	70,513
1,548,651	DE Master Blenders, 2.50%, 7/2/22(c)	1,557,169
851,860	Pinnacle Foods Finance LLC, 3.00%, 4/29/20, Callable 2/5/17 @ 100(c)	858,129
696,432	Pinnacle Foods Finance LLC, 3.00%, 4/29/20, Callable 2/5/17 @ 100(c)	702,094

		5,285,280

Health Care Providers & Services (0.2%):
1,872,120	DaVita Healthcare Partners, Inc., 3.50%, 6/24/21, Callable 2/5/17 @ 100(c)	1,888,033

Hotels, Restaurants & Leisure (0.3%):
99,676	Hilton Worldwide Finance LLC, 3.50%, 10/26/20(c)	100,492
1,355,207	Hilton Worldwide Finance LLC, 3.25%, 10/25/23, Callable 2/5/17 @ 101(c)	1,369,775
920,295	New Red Finance, Inc., 2.75%, 12/10/21(c)	927,777

		2,398,044

Insurance (0.5%):
5,305,515	Hub International, Ltd., 4.25%, 10/2/20, Callable 2/5/17 @ 100(c)	5,341,991

Machinery (0.2%):
1,798,077	Manitowoc Foodservice, Inc., 4.75%, 3/3/23, Callable 2/5/17 @ 101(c)	1,822,800

Media (0.2%):
491,094	Charter Communications Operating LLC, 3.02%, 7/1/20, Callable 2/5/17 @ 100(c)	492,673

Continued

5

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Notional Amount or Principal Amount		Fair Value
Bank Loans, continued
Media, continued
$640,051	Charter Communications Operating LLC, 3.02%, 1/3/21, Callable 2/5/17 @ 100(c)	$642,050
436,364	Kasima LLC, 2.50%, 5/17/21, Callable 2/5/17 @ 100(c)	439,820

		1,574,543

Multiline Retail (0.0%):
100,000	Dollar Tree, Inc., 4.25%, 7/6/22(c)	101,333

Semiconductors & Semiconductor Equipment (0.1%):
398,000	Avago Technologies, Ltd., 5.75%, 10/7/21(c)	403,473
718,021	NXP Funding BV/NXP Funding LLC, 3.27%, 12/7/20(c)	721,252

		1,124,725

Total Bank Loans (Cost $28,429,672)		28,701,247

Floating Rate Loans (0.3%):
Hotels, Restaurants & Leisure (0.3%):
3,164,313	Yum! Brands, Inc., 2.75%, 12/31/49(d)	3,205,860

		3,205,860

Total Floating Rate Loans (Cost $3,173,654)		3,205,860

Corporate Bonds (19.2%):
Aerospace & Defense (0.0%):
145,000	Moog, Inc., 5.25%, 12/1/22, Callable 12/1/17 @ 103.94(c)	147,900

Airlines (0.0%):
345,680	U.S. Airways 2010-1A PTT, Series A, 6.25%, 10/22/24	383,705

Banks (0.5%):
2,410,000	JPMorgan Chase & Co., Series Z, 5.30%, 12/31/49, Callable 5/1/20 @ 100^(d)	2,459,550
2,095,000	PNC Financial Services, Series S, 5.00%, 12/31/49, Callable 11/1/26 @ 100^(d)	2,021,675

		4,481,225

Beverages (0.3%):
720,000	Anheuser-Busch InBev NV, 1.90%, 2/1/19	721,033
930,000	Anheuser-Busch InBev NV, 2.15%, 2/1/21(d)	946,356
440,000	Anheuser-Busch InBev NV, 2.65%, 2/1/21, Callable 1/1/21 @ 100	442,528
465,000	PepsiCo, Inc., 1.25%, 4/30/18	464,415

		2,574,332

Building Products (0.0%):
280,000	Lennox International, Inc., 3.00%, 11/15/23, Callable 9/15/23 @ 100	271,851

Capital Markets (0.5%):
1,865,000	Bank of New York Mellon Corp. (The), Series E, 4.95%, 12/29/49, Callable 6/20/20 @ 100(d)	1,874,325
1,060,000	Bank of New York Mellon Corp. (The), 4.62%, 12/29/49, Callable 9/20/26 @ 100(d)	972,359
360,000	MSCI, Inc., 5.25%, 11/15/24, Callable 11/15/19 @ 102.63(c)	378,000
810,000	MSCI, Inc., 5.75%, 8/15/25, Callable 8/15/20 @ 102.88(c)	860,625

Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Capital Markets, continued
$1,355,000	State Street Corp., Series F, 5.25%, 12/31/49, Callable 9/15/20 @ 100(d)	$1,385,488

		5,470,797

Chemicals (0.1%):
650,000	Cytec Industries, Inc., 3.95%, 5/1/25, Callable 2/1/25 @ 100	615,255
570,000	Ecolab, Inc., 2.00%, 1/14/19^	570,438

		1,185,693

Communications Equipment (0.0%):
260,000	Harris Corp., 2.00%, 4/27/18	260,158

Consumer Finance (1.4%):
610,000	American Honda Finance Corp., 0.95%, 5/5/17	609,421
250,000	Ford Motor Credit Co. LLC, 4.25%, 2/3/17	250,492
1,840,000	Ford Motor Credit Co. LLC, 1.63%, 3/27/17(d)	1,841,420
2,705,000	Ford Motor Credit Co. LLC, 1.46%, 3/27/17	2,705,434
360,000	Ford Motor Credit Co. LLC, 6.63%, 8/15/17	370,956
1,150,000	Ford Motor Credit Co. LLC, 1.47%, 9/8/17(d)	1,150,322
1,435,000	Ford Motor Credit Co. LLC, 1.52%, 12/6/17(d)	1,433,447
700,000	Ford Motor Credit Co. LLC, 1.72%, 12/6/17	699,471
835,000	Ford Motor Credit Co. LLC, 2.15%, 1/9/18	836,209
1,165,000	Ford Motor Credit Co. LLC, 5.00%, 5/15/18	1,210,703
1,420,000	Ford Motor Credit Co. LLC, 2.38%, 3/12/19	1,419,158
1,865,000	Ford Motor Credit Co. LLC, 2.60%, 11/4/19	1,862,230

		14,389,263

Containers & Packaging (0.5%):
2,725,000	Beverage Packaging Holdings Luxemberg, 5.75%, 10/15/20, Callable 2/7/17 @ 102.88	2,810,157
233,329	Beverage Packaging Holdings Luxemberg, 6.88%, 2/15/21, Callable 2/6/17 @ 103.44(d)	240,095
1,560,000	Reynolds Group Issuer, Inc., 4.38%, 7/15/21, Callable 7/15/17 @ 102^(c)(d)	1,595,100

		4,645,352

Diversified Consumer Services (0.0%):
162,000	Service Corp. International, 5.38%, 5/15/24, Callable 5/15/19 @ 102.69	168,885

Diversified Financial Services (0.0%):
225,000	National Rural Utilities Cooperative Finance Corp., 0.95%, 4/24/17	224,822

Diversified Telecommunication Services (0.8%):
970,000	Level 3 Communications, Inc., 5.38%, 8/15/22, Callable 8/15/17 @ 102.69^	1,001,525
810,000	Level 3 Financing, Inc., 5.63%, 2/1/23, Callable 2/1/18 @ 102.81	830,250
2,995,000	SBA Communications Corp., 4.88%, 7/15/22, Callable 7/15/17 @ 103.66	3,039,925
3,575,000	SBA Communications Corp., 4.88%, 9/1/24, Callable 9/1/19 @ 103.66(c)	3,530,313

		8,402,013

Electric Utilities (0.3%):
15,575	SCE Trust I, 0.96%, 12/31/49, Perpetual Bond	363,209
2,130	SCE Trust II, 0.92%, 12/31/49, Perpetual Bond	47,201

Continued

6

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Electric Utilities, continued
$23,272	SCE Trust III, Series H, 0.90%, 12/31/49, Perpetual Bond	$592,738
1,140,000	Southern Co., 1.55%, 7/1/18	1,135,762
610,000	Southern Co., 1.85%, 7/1/19	608,111
365,000	Virginia Electric & Power Co., Series A, 3.15%, 1/15/26, Callable 10/15/25 @ 100	362,377

		3,109,398

Electronic Equipment, Instruments & Components (0.0%):
260,000	Amphenol Corp., 1.55%, 9/15/17	260,262

Equity Real Estate Investment Trusts (1.1%):
1,420,000	American Tower Corp., 3.30%, 2/15/21, Callable 1/15/21 @ 100^	1,436,174
1,830,000	Crown Castle International Corp., 4.88%, 4/15/22	1,948,584
3,895,000	Crown Castle International Corp., 5.25%, 1/15/23	4,191,993
1,575,000	Iron Mountain, Inc., 6.00%, 10/1/20, Callable 10/1/17 @ 103(c)	1,661,625
340,000	Iron Mountain, Inc., 4.38%, 6/1/21, Callable 6/1/18 @ 102.19(c)	347,650
75,000	Iron Mountain, Inc., 6.00%, 8/15/23, Callable 8/15/18 @ 103	79,688
1,430,000	Iron Mountain, Inc., 5.75%, 8/15/24, Callable 8/15/17 @ 102.88	1,469,325

		11,135,039

Food & Staples Retailing (0.6%):
340,000	Kroger Co. (The), 2.00%, 1/15/19	340,776
3,015,000	Rite Aid Corp., 9.25%, 3/15/20, Callable 2/6/17 @ 104.63	3,128,063
2,065,000	Rite Aid Corp., 6.75%, 6/15/21, Callable 2/6/17 @ 105.06^	2,168,250
745,000	Walgreends Boots Allaince, 1.75%, 5/30/18	745,744

		6,382,833

Food Products (0.1%):
645,000	B&G Foods, Inc., 4.63%, 6/1/21, Callable 2/6/17 @ 103.47	657,900
145,000	TreeHouse Foods, Inc., 6.00%, 2/15/24, Callable 2/15/19 @ 104.5(c)	152,250

		810,150

Gas Utilities (0.2%):
1,103,000	Amerigas Finance Corp. LLC, 7.00%, 5/20/22, Callable 5/20/17 @ 103.5	1,160,907
825,000	Southern Calif Gas Co., 3.20%, 6/15/25, Callable 3/15/25 @ 100	839,480
430,000	Suburban Propane Partners, 7.38%, 8/1/21, Callable 2/6/17 @ 103.69	445,050

		2,445,437

Health Care Equipment & Supplies (0.6%):
1,473,000	Becton, Dickinson & Co., 1.80%, 12/15/17	1,476,350
706,000	Becton, Dickinson & Co., 2.68%, 12/15/19	716,315
1,495,000	Hologic, Inc., 5.25%, 7/15/22, Callable 7/15/18 @ 102.63	1,573,487

Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Health Care Equipment & Supplies, continued
$1,185,000	Medtronic plc, 1.50%, 3/15/18	$1,185,018
570,000	Medtronic plc, 2.50%, 3/15/20	576,379
270,000	Teleflex, Inc., 4.88%, 6/1/26, Callable 6/1/21 @ 102.44	267,300

		5,794,849

Health Care Providers & Services (2.9%):
2,295,000	Centene Corp., 5.63%, 2/15/21, Callable 2/15/18 @ 102.81	2,412,963
825,000	Centene Corp., 4.75%, 5/15/22, Callable 5/15/19 @ 102.38	833,250
1,780,000	Centene Corp., 6.13%, 2/15/24, Callable 2/15/19 @ 104.59	1,875,675
1,050,000	Centene Corp., 4.75%, 1/15/25, Callable 1/15/20 @ 103.56^	1,025,063
6,070,000	DaVita, Inc., 5.75%, 8/15/22, Callable 8/15/17 @ 102.88^	6,343,149
2,623,000	Fresenius Medical Care, 5.63%, 7/31/19(c)	2,793,495
1,510,000	Fresenius Medical Care, 5.88%, 1/31/22(c)	1,653,450
305,000	Fresenius Medical Care AG & Co. KGaA, 5.75%, 2/15/21(c)	329,400
2,295,000	HCA, Inc., 8.00%, 10/1/18^	2,501,550
900,000	HCA, Inc., 3.75%, 3/15/19	924,750
720,000	HCA, Inc., 4.25%, 10/15/19	748,800
4,590,000	HCA, Inc., 6.50%, 2/15/20	5,021,459
340,000	UnitedHealth Group, Inc., 1.40%, 12/15/17	340,063
720,000	WellCare Health Plans, Inc., 5.75%, 11/15/20, Callable 2/6/17 @ 102.88^	739,800

		27,542,867

Hotels, Restaurants & Leisure (1.4%):
1,900,000	Cedar Fair LP, 5.25%, 3/15/21, Callable 2/6/17 @ 103.94	1,961,749
360,000	Hilton Domestic Operating Co., Inc., 4.25%, 9/1/24, Callable 9/1/19 @ 102.13(c)	349,200
1,560,000	Hilton Worldwide Finance LLC, 5.63%, 10/15/21, Callable 1/23/17 @ 102.81	1,611,480
135,000	McDonald’s Corp., 2.10%, 12/7/18	135,802
4,545,000	Six Flags Entertainment Corp., 5.25%, 1/15/21, Callable 2/6/17 @ 102.63(c)	4,647,262
585,000	Yum! Brands, Inc., 6.25%, 3/15/18	611,325
70,000	Yum! Brands, Inc., 5.30%, 9/15/19	74,025
1,270,000	Yum! Brands, Inc., 3.88%, 11/1/20, Callable 8/1/20 @ 100^	1,296,988
2,425,000	Yum! Brands, Inc., 3.75%, 11/1/21, Callable 8/1/21 @ 100^	2,455,312
325,000	Yum! Brands, Inc., 3.88%, 11/1/23, Callable 8/1/23 @ 100^	311,188

		13,454,331

Household Products (0.1%):
610,000	Spectrum Brand, Inc., 6.63%, 11/15/22, Callable 11/15/17 @ 103.31	648,125

Insurance (0.4%):
595,000	Hub International, Ltd., 9.25%, 2/15/21, Callable 2/15/17 @ 103(c)	615,825

Continued

7

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Insurance, continued
$2,835,000	Hub International, Ltd., 7.88%, 10/1/21, Callable 2/6/17 @ 105.91(c)	$2,994,922
530,000	Marsh & McLennan Cos., Inc., 2.35%, 3/6/20, Callable 2/6/20 @ 100	530,466
200,000	Marsh & McLennan Cos., Inc., 3.30%, 3/14/23, Callable 1/14/23 @ 100	203,255

		4,344,468

Internet & Direct Marketing Retail (0.2%):
1,800,000	Amazon.com, Inc., 2.60%, 12/5/19, Callable 11/5/19 @ 100	1,835,462
475,000	Netflix, Inc., 4.38%, 11/15/26(c)	460,750

		2,296,212

IT Services (0.4%):
1,190,000	Fiserv, Inc., 2.70%, 6/1/20, Callable 5/1/20 @ 100	1,195,747
3,125,000	Visa, Inc., 1.20%, 12/14/17	3,124,556

		4,320,303

Machinery (0.5%):
595,000	Caterpillar Financial Services Corp., Series G, 1.25%, 11/6/17^	593,582
695,000	Caterpillar Financial Services Corp., 2.25%, 12/1/19, MTN	697,838
1,240,000	CNH Industrial Capital LLC, 3.25%, 2/1/17	1,239,999
1,060,000	CNH Industrial Capital LLC, 3.63%, 4/15/18^	1,073,250
465,000	CNH Industrial Capital LLC, 3.88%, 7/16/18	472,556
105,000	Fortive Corp., 1.80%, 6/15/19(c)	104,347
125,000	Manitowoc Foodservice, Inc., 9.50%, 2/15/24, Callable 2/15/19 @ 107.13^	144,063
200,000	Xylem, Inc., 3.25%, 11/1/26, Callable 8/1/26 @ 100	194,210

		4,519,845

Media (2.0%):
450,000	Altice US Finance I Corp., 5.38%, 7/15/23, Callable 7/15/18 @ 104.03(c)	466,875
275,000	CCO Holdings LLC, 5.25%, 3/15/21, Callable 2/6/17 @ 103.94	283,250
2,530,000	CCO Holdings LLC, 6.63%, 1/31/22, Callable 2/6/17 @ 103.31	2,621,712
2,035,000	CCO Holdings LLC, 5.25%, 9/30/22, Callable 9/30/17 @ 102.63	2,106,225
1,525,000	CCO Holdings LLC, 5.13%, 2/15/23, Callable 2/15/18 @ 102.56	1,566,938
350,000	CCO Holdings LLC, 5.13%, 5/1/23, Callable 5/1/18 @ 103.84(c)	360,500
970,000	CCO Holdings LLC, 5.75%, 9/1/23, Callable 3/1/18 @ 102.88	1,013,650
875,000	CCO Holdings LLC, 5.75%, 1/15/24, Callable 7/15/18 @ 102.88^	914,375
810,000	CCO Holdings LLC, 5.88%, 4/1/24, Callable 4/1/19 @ 104.41(c)	864,675
2,190,000	Cequel Communications Holdings I LLC, 6.38%, 9/15/20, Callable 2/6/17 @ 103.19(c)	2,255,699

Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Media, continued
$720,000	Charter Communications Operating LLC, 3.58%, 7/23/20, Callable 6/23/20 @ 100	$733,873
55,000	COX Communications, Inc., 6.25%, 6/1/18(c)	58,032
1,450,000	Dish DBS Corp., 4.63%, 7/15/17	1,466,313
160,000	Dish DBS Corp., 4.25%, 4/1/18	164,059
395,000	Lamar Media Corp., 5.88%, 2/1/22, Callable 2/6/17 @ 102.94	406,850
810,000	Sirius XM Radio, Inc., 5.75%, 8/1/21, Callable 2/6/17 @ 104.31(c)	843,413
1,595,000	Sirius XM Radio, Inc., 6.00%, 7/15/24, Callable 7/15/19 @ 103^(c)	1,666,775
1,385,000	Time Warner Cable LLC, 6.75%, 7/1/18	1,478,654
465,000	Time Warner Cable, Inc., 5.85%, 5/1/17	471,599

		19,743,467

Multiline Retail (0.2%):
1,800,000	Dollar Tree, Inc., 5.75%, 3/1/23, Callable 3/1/18 @ 104.31^	1,905,876

		1,905,876

Multi-Utilities (0.2%):
1,020,000	Berkshire Hathaway Energy Co., 2.40%, 2/1/20, Callable 1/1/20 @ 100	1,022,778
325,000	CMS Energy Corp., 8.75%, 6/15/19	375,280
150,000	Dominion Resources, Inc., 2.96%, 7/1/19(d)	151,861

		1,549,919

Oil, Gas & Consumable Fuels (2.3%):
1,390,000	Chevron Corp., 1.37%, 3/2/18	1,388,635
2,210,000	Concho Resources, Inc., 6.50%, 1/15/22, Callable 1/16/17 @ 103.25	2,286,686
1,005,000	Concho Resources, Inc., 5.50%, 10/1/22, Callable 10/1/17 @ 102.75^	1,041,431
2,965,000	Concho Resources, Inc., 5.50%, 4/1/23, Callable 10/1/17 @ 102.75^	3,072,629
350,000	Diamondback Energy, Inc., 4.75%, 11/1/24, Callable 11/1/19 @ 103.56(c)	343,000
150,000	EQT Corp., 6.50%, 4/1/18	157,929
305,000	EQT Corp., 8.13%, 6/1/19	343,165
860,000	Matador Resources Co., 6.88%, 4/15/23, Callable 4/15/18 @ 105.16	903,000
2,605,000	MPLX LP, 5.50%, 2/15/23, Callable 8/15/17 @ 102.75	2,710,132
3,410,000	MPLX LP, 4.50%, 7/15/23, Callable 4/15/23 @ 100	3,463,250
990,000	MPLX LP, 4.88%, 12/1/24, Callable 9/1/24 @ 100	1,019,397
1,005,000	Range Resources Corp., 5.75%, 6/1/21, Callable 3/1/21 @ 100(c)	1,052,738
630,000	Range Resources Corp., 5.00%, 8/15/22, Callable 5/15/22 @ 100^(c)	626,063
1,255,000	Range Resources Corp., 5.00%, 3/15/23, Callable 12/15/22 @ 100^(c)	1,242,450
990,000	Range Resources Corp., 4.88%, 5/15/25, Callable 2/15/25 @ 100^	959,063

Continued

8

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Notional Amount or Principal Amount		Fair Value
Corporate Bonds, continued
Oil, Gas & Consumable Fuels, continued
$270,000	Targa Resources Partners LP, 4.13%, 11/15/19, Callable 2/6/17 @ 102.06^	$273,375
755,000	Targa Resources Partners LP, 5.25%, 5/1/23, Callable 11/1/17 @ 102.63^	762,550
1,510,000	Targa Resources Partners LP, 4.25%, 11/15/23, Callable 5/15/18 @ 102.13	1,443,937

		23,089,430

Pharmaceuticals (0.4%):
705,000	Eli Lilly & Co., 1.25%, 3/1/18	705,166
505,000	Johnson & Johnson, 1.13%, 11/21/17^	505,489
2,672,000	Pfizer, Inc., 1.20%, 6/1/18	2,665,000

		3,875,655

Real Estate Management & Development (0.1%):
540,000	CBRE Services, Inc., 5.00%, 3/15/23, Callable 3/15/18 @ 102.5	557,059

Specialty Retail (0.5%):
130,000	AutoZone, Inc., 1.63%, 4/21/19	128,813
540,000	AutoZone, Inc., 2.50%, 4/15/21, Callable 3/15/21 @ 100	533,933
1,075,000	L Brands, Inc., 8.50%, 6/15/19^	1,236,250
395,000	L Brands, Inc., 7.00%, 5/1/20	444,375
2,640,000	L Brands, Inc., 6.63%, 4/1/21	2,963,400

		5,306,771

Textiles, Apparel & Luxury Goods (0.1%):
1,185,000	Levi Strauss & Co., 6.88%, 5/1/22, Callable 5/1/17 @ 103.44	1,241,288

Wireless Telecommunication Services (0.5%):
1,256,000	Metropcs Wireless, Inc., 6.63%, 11/15/20, Callable 1/17/17 @ 102.21	1,284,260
200,000	T-Mobile USA, Inc., 5.25%, 9/1/18, Callable 1/17/17 @ 101.31^	203,000
3,275,000	T-Mobile USA, Inc., 6.54%, 4/28/20, Callable 1/17/17 @ 103.27	3,373,250

		4,860,510

Total Corporate Bonds (Cost $190,105,831)		191,800,090

Foreign Bonds (0.2%):
Diversified Telecommunication Services (0.2%):
1,365,000	UPC Holding BV, 6.38%, 9/15/22, Callable 9/15/17 @ 103.19+(c)	1,526,452

Media (0.0%):
272,700	Lynx I Corp., 6.00%, 4/15/21, Callable 4/15/17 @ 103+	349,460

Total Foreign Bonds (Cost $1,976,471)		1,875,912

Yankee Dollars (3.0%):
Diversified Telecommunication Services (1.0%):
1,255,000	Virgin Media Communications, Ltd., 6.00%, 10/15/24, Callable 10/15/19 @ 103(c)	1,292,650

Notional Amount or Principal Amount		Fair Value
Yankee Dollars, continued
Diversified Telecommunication Services, continued
$5,709,600	Virgin Media Secured Finance plc, 5.38%, 4/15/21(c)	$5,909,436
810,000	Virgin Media Secured Finance plc, 5.25%, 1/15/26, Callable 1/15/20 @ 102.63(c)	799,875
2,190,000	Ziggo Secured Finance BV, 5.50%, 1/15/27, Callable 1/15/22 @ 102.75(c)	2,134,812

		10,136,773

Insurance (0.1%):
735,000	Trinity Acquistion plc, 4.40%, 3/15/26, Callable 12/15/25 @ 100	744,007

Media (0.6%):
4,095,000	Unitymedia Hessen, 5.50%, 1/15/23, Callable 1/15/18 @ 102.75(c)	4,263,919
1,690,000	Unitymedia Kabelbw GMBH, 6.13%, 1/15/25, Callable 1/15/20 @ 103.06(c)	1,736,475

		6,000,394

Oil, Gas & Consumable Fuels (0.2%):
260,000	Canadian Natural Resources, Ltd., 1.75%, 1/15/18	259,372
1,650,000	Shell International Finance BV, 1.35%, 5/11/20(d)	1,651,064

		1,910,436

Pharmaceuticals (0.1%):
790,000	Grifols Worldwide OP, Ltd., 5.25%, 4/1/22, Callable 4/1/17 @ 103.94	817,650

Professional Services (0.2%):
1,580,000	IHS Markit, Ltd., 5.00%, 11/1/22, Callable 8/1/22 @ 100(c)	1,639,250

Semiconductors & Semiconductor Equipment (0.8%):
6,555,000	NXP Funding BV/NXP Funding LLC, 3.75%, 6/1/18(c)	6,653,325
200,000	NXP Funding BV/NXP Funding LLC, 4.13%, 6/15/20(c)	207,000
1,850,000	NXP Funding BV/NXP Funding LLC, 5.75%, 2/15/21, Callable 2/15/17 @ 102.88(c)	1,910,125

		8,770,450

Total Yankee Dollars (Cost $29,900,971)		30,018,960

Purchased Option (0.0%):
Total Purchased Options (Cost $163,263)		313,351

Securities Held as Collateral for Securities on Loan (6.4%):
63,658,817	AZL T. Rowe Price Capital Appreciation Fund Securities Lending Collateral Account(e)	63,658,817

Total Securities Held as Collateral for Securities on Loan (Cost $63,658,817)		63,658,817

Continued

9

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Shares,		Fair Value

Unaffiliated Investment Company (6.7%):
$66,971,085	Dreyfus Treasury Prime Cash Management Fund, Institutional Shares, 0.31%(f)	$66,971,085

Total Unaffiliated Investment Company (Cost $66,971,085)		66,971,085

Total Investment Securities (Cost $978,255,936)(g) — 105.3%		1,050,533,136
Net other assets (liabilities) — (5.3)%		(53,187,300)

Net Assets — 100.0%		$997,345,836

Percentages indicated are based on net assets as of December 31, 2016.

MTN—Medium Term Note

#	Security issued in connection with a pending litigation settlement.
*	Non-income producing security.

^	This security or a partial position of this security was on loan as of December 31, 2016. The total value of securities on loan as of December 31, 2016, was $61,754,726.

+	The principal amount is disclosed in local currency and the fair value is disclosed in U.S. Dollars.

(a)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be illiquid based on procedures approved by the Board of Trustees. As of December 31, 2016, these securities represent 0.00% of the net assets of the fund.

(b)	Security was valued in good faith pursuant to procedures approved by the Board of Trustees as of December 31, 2016. The total of all such securities represent 0.01% of the net assets of the fund.

(c)	Rule 144A, Section 4(2) or other security which is restricted to resale to institutional investors. The sub-adviser has deemed these securities to be liquid based on procedures approved by the Board of Trustees.

(d)	Variable rate security. The rate presented represents the rate in effect at December 31, 2016. The date presented represents the final maturity date.

(e)	Purchased with cash collateral held from securities lending. The value of the collateral could include collateral held for securities that were sold on or before December 31, 2016.
(f)	The rate represents the effective yield at December 31, 2016.

(g)	See Federal Tax Information listed in the Notes to the Financial Statements.

Amounts shown as “—” are either $0 or round to less than $1.

Option Contracts

Over-the-counter options purchased as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Bristol-Myers Squibb Co.	Citibank	Call	60.00	USD	1/19/18	606	$313,351

Total (Cost $163,263)							$313,351

Over-the-counter options written as of December 31, 2016 were as follows:

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Alphabet, Inc.	Citibank	Call	840.00	USD	1/19/18	5	$(23,297)
Alphabet, Inc.	Citibank	Call	860.00	USD	1/19/18	5	(19,684)
Alphabet, Inc.	Citibank	Call	880.00	USD	1/19/18	28	(92,590)
Alphabet, Inc.	Deutsche Bank/Citibank	Call	900.00	USD	1/19/18	30/17	(129,990)
Alphabet, Inc.	Deutsche Bank/Citibank	Call	920.00	USD	1/19/18	4/35	(89,910)
Alphabet, Inc.	Deutsche Bank/Citibank	Call	940.00	USD	1/19/18	5/35	(76,603)
Alphabet, Inc.	Morgan Stanley	Call	795.00	USD	1/20/17	43	(15,258)
Alphabet, Inc.	Deutsche Bank	Call	800.00	USD	1/20/17	63	(15,586)

Continued

10

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Alphabet, Inc.	Deutsche Bank	Call	800.00	USD	1/20/17	12	$(12,224)
Alphabet, Inc.	Deutsche Bank	Call	820.00	USD	1/20/17	17	(827)
Alphabet, Inc.	Deutsche Bank	Call	840.00	USD	1/20/17	17	(167)
Alphabet, Inc.	Deutsche Bank	Call	900.00	USD	1/20/17	32	(254)
Altria Group, Inc.	Citibank	Call	65.00	USD	1/20/17	502	(151,122)
Altria Group, Inc.	Citibank	Call	67.50	USD	1/20/17	502	(56,567)
Amazon.Com, Inc.	Deutsche Bank/Citibank	Call	1000.00	USD	1/19/18	15/14	(64,488)
American Tower Corp.	Citibank	Call	105.00	USD	1/20/17	61	(14,663)
American Tower Corp.	Citibank	Call	110.00	USD	1/20/17	120	(7,036)
American Tower Corp.	Citibank	Call	115.00	USD	1/20/17	137	(3,297)
Apple, Inc.	Citibank	Call	105.00	USD	1/20/17	264	(290,534)
Apple, Inc.	Citibank	Call	110.00	USD	1/20/17	264	(165,656)
Apple, Inc.	Citibank	Call	115.00	USD	1/20/17	734	(170,153)
AutoZone, Inc.	Deutsche Bank	Call	840.00	USD	1/20/17	17	(1,870)
Bank of New York Mellon Corp.	Deutsche Bank	Call	45.00	USD	1/20/17	951	(267,704)
Bank of New York Mellon Corp.	Deutsche Bank	Call	47.00	USD	1/20/17	640	(87,252)
Bristol-Myers Squibb Co.	Citibank	Call	50.00	USD	1/19/18	606	(659,978)
Comcast Corp.	Citibank	Call	65.00	USD	1/20/17	326	(144,711)
Comcast Corp.	Royal Bank of Canada	Call	70.00	USD	1/20/17	187	(16,749)
CVS Health Corp.	JPMorgan Chase	Call	100.00	USD	1/20/17	134	(1)
CVS Health Corp.	Citibank	Call	105.00	USD	1/20/17	200	—
CVS Health Corp.	JPMorgan Chase/Citibank	Call	110.00	USD	1/20/17	134/215	—
CVS Health Corp.	JPMorgan Chase	Call	115.00	USD	1/20/17	150	—
Danaher Corp.	Deutsche Bank	Call	90.00	USD	1/19/18	245	(43,078)
Danaher Corp.	Deutsche Bank	Call	87.50	USD	1/20/17	320	(1,600)
Danaher Corp.	Deutsche Bank	Call	100.00	USD	1/20/17	148	(740)
Danaher Corp.	JPMorgan Chase	Call	105.00	USD	1/20/17	405	(2,025)
Danaher Corp.	Deutsche Bank	Call	110.00	USD	1/20/17	256	(2,560)
Danaher Corp.	Deutsche Bank	Call	115.00	USD	1/20/17	97	(485)
Lowe’s Cos., Inc.	JPMorgan Chase	Call	80.00	USD	1/20/17	84	(363)
Lowe’s Cos., Inc.	JPMorgan Chase	Call	82.50	USD	1/20/17	84	(185)
Lowe’s Cos., Inc.	JPMorgan Chase	Call	85.00	USD	1/20/17	409	(482)
Lowe’s Cos., Inc.	Citibank	Call	87.50	USD	1/20/17	159	(101)
Lowe’s Cos., Inc.	Citibank	Call	90.00	USD	1/20/17	322	(112)
LyondellBasell Industries NV	Deutsche Bank/Citibank	Call	87.50	USD	1/20/17	142/451	(71,704)
LyondellBasell Industries NV	Deutsche Bank/Citibank	Call	90.00	USD	1/20/17	61/47	(5,695)
Microsoft Corp.	Deutsche Bank/Citibank	Call	57.50	USD	1/20/17	608/467	(517,101)
Microsoft Corp.	Deutsche Bank	Call	60.00	USD	1/20/17	198	(50,385)
Microsoft Corp.	Deutsche Bank	Call	62.50	USD	1/20/17	1,050	(87,406)
Microsoft Corp.	Deutsche Bank	Call	65.00	USD	1/20/17	1,597	(23,078)
PepsiCo, Inc.	Citibank	Call	100.00	USD	1/20/17	135	(66,957)
PepsiCo, Inc.	Citibank	Call	105.00	USD	1/20/17	304	(34,964)
PepsiCo, Inc.	Citibank	Call	110.00	USD	1/20/17	504	(4,169)
Philip Morris International, Inc.	Deutsche Bank	Call	92.50	USD	1/20/17	246	(22,987)
Philip Morris International, Inc.	Deutsche Bank/Citibank	Call	95.00	USD	1/20/17	245/213	(14,835)
Philip Morris International, Inc.	Deutsche Bank/Citibank	Call	97.50	USD	1/20/17	245/213	(6,580)
Philip Morris International, Inc.	Deutsche Bank	Call	110.00	USD	1/20/17	102	(816)
Texas Instruments, Inc.	Citibank	Call	60.00	USD	1/20/17	213	(277,377)

Continued

11

AZL T. Rowe Price Capital Appreciation Fund

Schedule of Portfolio Investments

December 31, 2016

Description	Counterparty	Put/ Call	Strike Price		Expiration Date	Contracts	Fair Value
Texas Instruments, Inc.	Citibank	Call	72.50	USD	1/20/17	103	$(17,346)
The Boeing Co.	Deutsche Bank	Call	160.00	USD	1/20/17	91	(10,501)
The Boeing Co.	Citibank	Call	165.00	USD	1/20/17	90	(3,207)
The Boeing Co.	JPMorgan Chase	Call	170.00	USD	1/20/17	91	(1,140)
Thermo Fisher Scientific, Inc.	Deutsche Bank	Call	155.00	USD	1/20/17	42	(396)
Thermo Fisher Scientific, Inc.	JPMorgan Chase	Call	160.00	USD	1/20/17	68	(295)
Thermo Fisher Scientific, Inc.	Deutsche Bank/Citibank	Call	165.00	USD	1/20/17	110/85	(427)
Thermo Fisher Scientific, Inc.	Deutsche Bank/Citibank	Call	170.00	USD	1/20/17	68/253	(372)
United Health Group, Inc.	Deutsche Bank	Call	155.00	USD	1/20/17	32	(22,434)
UnitedHealth Group, Inc.	Deutsche Bank	Call	140.00	USD	1/20/17	315	(643,939)
UnitedHealth Group, Inc.	Deutsche Bank/Morgan Stanley	Call	145.00	USD	1/20/17	171/95	(416,850)
Visa, Inc.	Citibank	Call	90.00	USD	1/19/18	453	(138,595)
Visa, Inc.	Citibank	Call	95.00	USD	1/19/18	124	(24,909)
Visa, Inc.	Citibank	Call	85.00	USD	1/20/17	599	(2,281)
Visa, Inc.	Citibank	Call	87.50	USD	1/20/17	449	(630)
Visa, Inc.	Citibank	Call	90.00	USD	1/20/17	48	(28)
Zoetis, Inc.	Morgan Stanley	Call	55.00	USD	1/20/17	255	(10,314)

Total (Premiums $5,477,360)							$(5,107,620)

See accompanying notes to the financial statements.

12

AZL T. Rowe Price Capital Appreciation Fund

Statement of Assets and Liabilities

December 31, 2016

Assets:
Investment securities, at cost	$978,255,936

Investment securities, at value*	$1,050,533,136
Cash	35,643
Interest and dividends receivable	4,383,293
Foreign currency, at value (cost $369,005)	373,471
Receivable for capital shares issued	778,728
Receivable for investments sold	13,601,538
Reclaims receivable	25,722
Prepaid expenses	6,879

Total Assets	1,069,738,410

Liabilities:
Payable for investments purchased	1,961,447
Payable for capital shares redeemed	721,088
Payable for collateral received on loaned securities	63,658,817
Written Options (Premiums received $5,477,360)	5,107,620
Manager fees payable	588,975
Administration fees payable	22,474
Distribution fees payable	210,348
Custodian fees payable	29,190
Administrative and compliance services fees payable	2,864
Trustee fees payable	2,175
Other accrued liabilities	87,576

Total Liabilities	72,392,574

Net Assets	$997,345,836

Net Assets Consist of:
Capital	$875,084,268
Accumulated net investment income/(loss)	14,880,613
Accumulated net realized gains/(losses) from investment transactions	34,734,886
Net unrealized appreciation/(depreciation) on investments	72,646,069

Net Assets	$997,345,836

Shares of beneficial interest (unlimited number of shares authorized, no par value)	60,531,547
Net Asset Value (offering and redemption price per share)	$16.48

*	Includes securities on loan of $61,808,857.

Statement of Operations

For the Year Ended December 31, 2016

Investment Income:
Dividends	$13,018,185
Interest	12,046,017
Income from securities lending	300,277
Foreign withholding tax	(21,379)

Total Investment Income	25,343,100

Expenses:
Manager fees	9,051,258
Administration fees	335,529
Distribution fees	3,017,086
Custodian fees	53,413
Administrative and compliance services fees	20,389
Trustee fees	72,244
Professional fees	60,630
Shareholder reports	36,513
Other expenses	35,309

Total expenses before reductions	12,682,371
Less expenses voluntarily waived/reimbursed by the Manager	(603,409)

Net expenses	12,078,962

Net Investment Income/(Loss)	13,264,138

Realized and Unrealized Gains/(Losses) on Investments:
Net realized gains/(losses) on securities transactions	35,711,504
Net realized gains/(losses) on options contracts	2,282,064
Net realized gains/(losses) on forward currency contracts	71,027
Change in net unrealized appreciation/depreciation on investments	37,441,240

Net Realized/Unrealized Gains/(Losses) on Investments	75,505,835

Change in Net Assets Resulting From Operations	$88,769,973

See accompanying notes to the financial statements.

13

Statements of Changes in Net Assets

	AZL T. Rowe Price Capital Appreciation Fund
	For the Year Ended December 31, 2016	For the Year Ended December 31, 2015
Change In Net Assets:
Operations:
Net investment income/(loss)	$13,264,138	$9,751,052
Net realized gains/(losses) on investment transactions	38,064,595	52,656,027
Change in unrealized appreciation/depreciation on investments	37,441,240	(18,203,398)

Change in net assets resulting from operations	88,769,973	44,203,681

Distributions to Shareholders:
From net investment income	(9,617,172)	(5,923,096)
From net realized gains	(53,194,286)	(35,059,736)

Change in net assets resulting from distributions to shareholders	(62,811,458)	(40,982,832)

Capital Transactions:
Proceeds from shares issued	198,754,078	380,908,716
Proceeds from dividends reinvested	62,811,458	40,982,832
Value of shares redeemed	(441,083,789)	(61,777,106)

Change in net assets resulting from capital transactions	(179,518,253)	360,114,442

Change in net assets	(153,559,738)	363,335,291
Net Assets:
Beginning of period	1,150,905,574	787,570,283

End of period	$997,345,836	$1,150,905,574

Accumulated net investment income/(loss)	$14,880,613	$9,621,103

Share Transactions:
Shares issued	12,142,622	23,390,083
Dividends reinvested	3,877,250	2,635,552
Shares redeemed	(27,237,130)	(3,797,329)

Change in shares	(11,217,258)	22,228,306

See accompanying notes to the financial statements.

14

AZL T. Rowe Price Capital Appreciation Fund

Financial Highlights

(Selected data for a share of beneficial interest outstanding throughout the periods indicated)

	Year Ended December 31,
	2016	2015	2014	2013	2012
Net Asset Value, Beginning of Period	$16.04	$15.90	$15.84	$12.29	$10.98

Investment Activities:
Net Investment Income/(Loss)	0.21	0.11	0.11	0.07	0.13
Net Realized and Unrealized Gains/(Losses) on Investments	1.03	0.68	1.69	3.60	1.22

Total from Investment Activities	1.24	0.79	1.80	3.67	1.35

Dividends to Shareholders From:
Net Investment Income	(0.12)	(0.10)	(0.06)	(0.12)	(0.04)
Net Realized Gains	(0.68)	(0.55)	(1.68)	—	—

Total Dividends	(0.80)	(0.65)	(1.74)	(0.12)	(0.04)

Net Asset Value, End of Period	$16.48	$16.04	$15.90	$15.84	$12.29

Total Return(a)	7.84%	5.07%	11.77%	29.94%	12.32%
Ratios to Average Net Assets/Supplemental Data:
Net Assets, End of Period (000’s)	$997,346	$1,150,906	$787,570	$519,248	$420,994
Net Investment Income/(Loss)	1.10%	0.98%	0.93%	0.44%	1.14%
Expenses Before Reductions(b)	1.05%	1.05%	1.05%	1.06%	1.07%
Expenses Net of Reductions	1.00%	1.00%	1.00%	1.01%	1.02%
Expenses Net of Reductions, Excluding Expenses Paid Indirectly(c)	1.00%	1.00%	1.00%	1.01%	1.03%
Portfolio Turnover Rate	89%	73%	72%	122%	24%

(a)	The returns include reinvested dividends and fund level expenses, but exclude insurance contract charges. If these charges were included, the returns would have been lower.

(b)	Excludes fee reductions. If such fee reductions had not occurred, the ratios would have been as indicated.

(c)	Expenses net of reductions excludes expenses paid indirectly, pursuant to a “commission recapture” program, under which brokers remit a portion of the brokerage commission which is used to pay certain Fund expenses. See note 2 in the Notes to the Financial Statements.

See accompanying notes to the financial statements.

15

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2016

1. Organization

The Allianz Variable Insurance Products Trust (the “Trust”) was organized as a Delaware statutory trust on July 13, 1999. The Trust is a diversified open-end management investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”) and thus is determined to be an investment company, and follows the investment company accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946 “Financial Services — Investment Companies.” The Trust consists of 23 separate investment portfolios (individually a “Fund,” collectively, the “Funds”), of which one is included in this report, the AZL T. Rowe Price Capital Appreciation Fund (the “Fund”), and 22 are presented in separate reports.

The Trust is authorized to issue an unlimited number of shares of the Fund without par value. Shares of the Fund are available through the variable annuity contracts and variable life insurance policies offered through the separate accounts of participating insurance companies. Currently, the Fund only offers its shares to separate accounts of Allianz Life Insurance Company of North America and Allianz Life Insurance Company of New York, affiliates of the Trust and the Manager, as defined below.

Under the Trust’s organizational documents, its officers and trustees are indemnified against certain liabilities arising out of the performance of their duties to the Fund. In addition, in the normal course of business, the Fund may enter into contracts with its vendors and others that provide for general indemnifications. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund. However, based on experience, the Fund expects the risk of loss to be remote.

2. Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform with U.S. generally accepted accounting principles (“U.S. GAAP”). The preparation of financial statements requires management to make certain estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

Security Valuation

The Fund records its investments at fair value. Fair value is defined as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants at the measurement date. The valuation techniques used to determine fair value are further described in Note 4 below.

Investment Transactions and Investment Income

Investment transactions are recorded not later than on the business day following trade date. However, for financial reporting purposes, investment transactions are accounted for on trade date. Net realized gains and losses on investments sold and on foreign currency transactions are recorded on the basis of identified cost. Interest income is recorded on the accrual basis and includes, where applicable, the amortization of premiums or accretion of discounts. Dividend income is recorded on the ex-dividend date except in the case of foreign securities, in which case dividends are recorded as soon as such information becomes available. Income received by the Fund from sources within foreign countries may be subject to withholding or similar taxes imposed by such countries. The Funds accrue such taxes, as applicable, based on their current interpretation of tax rules in the foreign markets in which they invest.

Real Estate Investment Trusts

The Fund may own shares of real estate investment trusts (“REITs”) which report information on the source of their distributions annually. Certain distributions received from REITs during the year, which are known to be a return of capital, are recorded as a reduction to the cost of the individual REIT.

Foreign Currency Translation

The accounting records of the Fund are maintained in U.S. dollars. Foreign currency amounts are translated into U.S. dollars at the current rate of exchange to determine the fair value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. Such fluctuations are included in the net realized and unrealized gain or loss on investments and foreign currencies.

Dividends to Shareholders

Dividends to shareholders are recorded on the ex-dividend date. The Fund distributes its dividends from net investment income and net realized capital gains, if any, on an annual basis. The amount of dividends from net investment income and from net realized gains is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. These “book/tax” differences are either temporary or permanent in nature. To the extent these differences are permanent in nature (e.g., return of capital, net operating loss, reclassification of certain market discounts, gain/loss, paydowns, and distributions), such amounts are reclassified within the composition of net assets based on their federal tax-basis treatment; temporary differences (e.g., wash sales) do not require reclassification. Dividends to shareholders that exceed net investment income and net realized gains for tax purposes are reported as distributions of capital.

Expense Allocation

Expenses directly attributable to the Fund are charged directly to the Fund, while expenses attributable to more than one Fund are allocated among the respective Funds based upon relative net assets or some other reasonable method. Expenses which are attributable to more than one Trust are allocated across the Allianz Variable Insurance Products and Allianz Variable Insurance Products Fund of Funds Trusts based upon relative net assets or another reasonable basis. Allianz Investment Management LLC (the “Manager”), serves as the investment manager for the Trust and the Allianz Variable Insurance Products Fund of Funds Trust.

16

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2016

Bank Loans

The Fund may invest in bank loans, which generally have interest rates which are reset periodically by reference to a base lending rate plus a premium. These base rates are primarily the London-Interbank Offered Rate and, secondarily, the prime rate offered by one or more major U. S. banks and the certificate of deposit rate or other base lending rates used by commercial lenders. Bank loans often require prepayments from excess cash flows or allow the borrower to repay at its election. The rate at which the borrower repays cannot be predicted with accuracy. Therefore, the anticipated or actual maturity may be considerably earlier than the stated maturity shown in the Portfolio of Investments.

All or a portion of any bank loans may be unfunded. The Portfolio is obligated to fund any commitments at the borrower’s discretion. Therefore, the Portfolio must have funds sufficient to cover its contractual obligation.

Securities Lending

To generate additional income, the Fund may lend up to 33 1/3% of its assets pursuant to agreements requiring that the loan be continuously secured by any combination of cash, U.S. government or U.S. government agency securities, equal initially to at least 102% of the fair value plus accrued interest on the securities loaned (105% for foreign securities). The borrower of securities is at all times required to post collateral to the Fund in an amount equal to 100% of the fair value of the securities loaned based on the previous day’s fair value of the securities loaned, marked-to-market daily. Any collateral shortfalls are adjusted the next business day. The Fund bears all of the gains and losses on such investments. The Fund receives payments from borrowers equivalent to the dividends and interest that would have been earned on securities lent while simultaneously seeking to earn income on the investment of cash collateral received. In extremely low interest rate environments, the broker rebate fee may exceed the interest earned or the cash collateral which would result in a loss to the Fund. The investment of cash collateral deposited by the borrower is subject to inherent market risks such as interest rate risk, credit risk, liquidity risk, and other risks that are present in the market, and as such, the value of these investments may not be sufficient, when liquidated, to repay the borrower when the loaned security is returned. There may be risks of delay in recovery of the securities or even loss of rights in the collateral should the borrower of the securities fail financially. However, loans will be made only to borrowers, such as broker-dealers, banks or institutional borrowers of securities, deemed by the Manager to be of good standing and credit worthy and when in its judgment, the consideration which can be earned currently from such securities loans justifies the attendant risks. Loans are subject to termination by the Trust or the borrower at any time, and are, therefore, not considered to be illiquid investments. Securities on loan at December 31, 2016 are presented on the Fund’s Schedule of Portfolio Investments. The average outstanding amount of securities on loan was $96.2 million for the year ended December 31, 2016.

Cash collateral received in connection with securities lending is invested in a collateral account on behalf of the Fund managed by the Dreyfus Corporation, an affiliate of the Custodian and Securities Lending Agent. The collateral account invests in short-term investments that have a remaining maturity of 397 days or less, in accordance with Rule 2a-7 under the 1940 Act. The Fund pays the Securities Lending Agent 9% of the gross revenues received from securities lending activities and keeps 91%. The Fund paid securities lending fees of $29,573 during the year ended December 31, 2016. These fees have been netted against “Income from securities lending” on the Statement of Operations.

The Portfolio has adopted the disclosure provisions of FASB Accounting Standards Update No. 2014-11 (“ASU No. 2014-11”), “Transfers & Servicing (Topic 860): Repurchase-to-Maturity Transactions, Repurchase Financings, and Disclosures”. ASU No. 2014-11 is intended to provide increased transparency about the types of collateral pledged in securities lending transactions and other similar transactions that are accounted for as secured borrowing.

The following table displays a breakdown of transactions accounted for as secured borrowings, the gross obligations by class of collateral pledged, and the remaining contractual maturity of those transactions as of December 31, 2016.

	Overnight and Continuous	Less than 30 Days	Between 30 & 90 Days	Greater than 90 Days	Total

Securities Lending Transactions
Common Stocks	$43,875,134	$—	$—	$—	$43,875,134
Corporate Debt Securities	19,783,683	—	—	—	19,783,683

Total Securities Lending Transactions	63,658,817	—	—	—	63,658,817

Total Borrowings	$63,658,817	$—	$—	$—	$63,658,817

Gross Amount of Recognized Liabilities for Securities Lending Transactions					$63,658,817

Commission Recapture

Certain Funds of the Trust participate in a commission recapture program. The Fund will utilize the recaptured commissions to pay for, in whole or part, certain expenses of the Fund, excluding investment advisory fees. Any amounts received by the Fund, if applicable, are disclosed as “Expenses paid indirectly” on the Statement of Operations. The Fund ceased participation in the program in June 2014.

Affiliated Securities Transactions

Pursuant to Rule 17a-7 under the 1940 Act, the Fund may engage in securities transactions with affiliated investment companies and advisory accounts managed by the Manager and sub-adviser. Any such purchase or sale transaction must be effected without a brokerage commission or other remuneration, except for customary transfer fees. The transaction must be effected at the current market price, which is either the security’s last sale price on an exchange or, if there are no transactions in the security that day, at the average of the highest bid and lowest asked price. During the year ended December 31, 2016, the Fund did not engage in any Rule 17a-7 transactions under the 1940 Act.

17

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2016

Derivative Instruments

All open derivative positions at period end are reflected on the Fund’s Schedule of Portfolio Investments. The following is a description of the derivative instruments utilized by the Fund, including the primary underlying risk exposures related to each instrument type.

Forward Currency Contracts

During the year ended December 31, 2016, the Fund entered into forward currency contracts in connections with planned purchases or sales of securities or to hedge the U.S. dollar value of securities denominated in a particular currency. In addition to the foreign currency risk related to the use of these contracts, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. In the event of default by the counterparty to the transaction, the Fund’s maximum amount of loss, as either the buyer or the seller, is the unrealized appreciation of the contract. The forward currency contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded for financial statement purposes as unrealized gains or losses until the contract settlement date. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. The Fund had no forward currency contracts outstanding as of December 31, 2016.

Options Contracts

The Fund may purchase or write put and call options on a security or an index of securities. During the year ended December 31, 2016, the Fund purchased and wrote call and put options to increase or decrease its exposure to underlying instruments (including equity risk, interest rate risk and/or foreign currency exchange rate risk) and/or, in the case of options written, to generate gains from options premiums.

Purchased Options Contracts — The Fund pays a premium which is included in “Investments, at value” on the Statement of Assets and Liabilities and marked to market to reflect the current value of the option. Premiums paid for purchasing put options that expire are treated as realized losses. When a put option is exercised or closed, premiums paid for purchasing put options are offset against proceeds to determine the realized gain/loss on the transaction. The Fund bears the risk of loss of the premium and change in value should the counterparty not perform under the contract.

Written Options Contracts — The Fund receives a premium which is recorded as a liability and is subsequently adjusted to the current value of the options written. Premiums received from writing options that expire are treated as realized gains. Premiums received from writing options that are either exercised or closed are offset against the proceeds received or the amount paid on the transaction to determine realized gains or losses. The risk associated with writing an option is that the Fund bears the market risk of an unfavorable change in the price of an underlying asset and is required to buy or sell an underlying asset under the contractual terms of the option at a price different from the current value.

Realized gains and losses, if any, are reported as “Net realized gains/(losses) on options contracts” on the Statement of Operations.

The Fund had the following transactions in purchased call and put options during the period ended December 31, 2016:

	Number of Contracts	Cost
Options outstanding at December 31, 2015	—	$—
Options purchased	835	266,800
Options exercised	—	—
Options expired	—	—
Options closed	(229)	(103,537)

Options outstanding at December 31, 2016	606	$163,263

The Fund had the following transactions in written call and put options during the year ended December 31, 2016:

	Number of Contracts	Premiums Received
Options outstanding at December 31, 2015	(9,287)	$(2,760,331)
Options written	(22,123)	(5,633,106)
Options exercised	1,631	502,826
Options expired	2,163	442,308
Options closed	7,983	1,970,943

Options outstanding at December 31, 2016	(19,633)	$(5,477,360)

Summary of Derivative Instruments

The following is a summary of the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016:

	Asset Derivatives		Liability Derivatives
Primary Risk Exposure	Statement of Assets and Liabilities Location	Total Fair Value*	Statement of Assets and Liabilities Location	Total Fair Value*

Equity Risk Exposure

Equity Contracts	Investment Securities, at value (purchased options)	$313,351	Written Options	$5,107,620

18

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2016

The following is a summary of the effect of derivative instruments on the Statement of Operations, categorized by risk exposure, for the year ended December 31, 2016:

Primary Risk Exposure	Location of Gains/(Losses) on Derivatives Recognized	Realized Gains/(Losses) on Derivatives Recognized	Change in Net Unrealized Appreciation/Depreciation on Derivatives Recognized

Equity Risk Exposure

Equity Contracts	Net Realized gains/(losses) on options contracts/Change in unrealized appreciation/depreciation on investments	$2,282,064	$821,367

Foreign Currency Risk Exposure

Foreign Currency Contracts	Net Realized gains/(losses) on forward currency contracts/ Change in unrealized appreciation/depreciation on investments	71,027	—

The Fund is generally subject to master netting agreements that allow for amounts owed between the Fund and the counterparty to be netted. The party that has the larger payable pays the excess of the larger amount over the smaller amount to the other party. The master netting agreements do not apply to amounts owed to/from different counterparties. The amounts shown in the Statement of Assets and Liabilities do not take into consideration the effects of legally enforceable master netting agreements. The table below presents the gross and net amounts of these assets and liabilities with any offsets to reflect the Fund’s ability to transact net amounts in accordance with the master netting agreements at December 31, 2016. For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to master netting arrangements in the Statement of Assets and Liabilities. This table also summarizes the fair values of derivative instruments on the Fund’s Statement of Assets and Liabilities, categorized by risk exposure, as of December 31, 2016.

As of December 31, 2016, the Fund’s derivative assets and liabilities by type are as follows:

	Assets	Liabilities
Derivative Financial Instruments:
Option contracts	$313,351	$5,107,620

Total derivative assets and liabilities in the Statement of Assets and Liabilities	313,351	5,107,620
Derivatives not subject to a master netting agreement or similar agreement (“MNA”)	—	—

Total assets and liabilities subject to a MNA	$313,351	$5,107,620

The following table presents the Fund’s derivative assets by counterparty net of amounts available for offset under a MNA and net of the related collateral received by the Fund as of December 31, 2016:

Counterparty	Derivative Assets Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets
Citibank	$313,351	$(313,351)	$—	$—	$—

Total	$313,351	$(313,351)	$—	$—	$—

The following table presents the Fund’s derivative liabilities by counterparty net of amounts available for offset under a MNA and net of the related collateral pledged by the Fund as of December 31, 2016:

Counterparty	Derivative Liabilities Subject to a MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged*	Cash Collateral Pledged*	Net Amount of Derivative Liabilities
Citibank	$2,887,918	$(313,351)	$—	$—	$2,574,567
Deutsche Bank	2,024,015	—	—	—	2,024,015
JPMorgan Chase	4,491	—	—	—	4,491
Morgan Stanley	174,447	—	—	—	174,447
RBC	16,749	—	—	—	16,749

Total	$5,107,620	$(313,351)	$—	$—	$4,794,269

*	The actual collateral received or pledged may be in excess of the amounts shown in the table. The table only reflects collateral amounts up to the amount of the financial instrument disclosed on the Statement of Assets and Liabilities.

3. Fees and Transactions with Affiliates and Other Parties

The Manager provides investment advisory and management services for the Fund. The Manager has retained an independent money management organization (the “Subadviser”), to make investment decisions on behalf of the Fund. Pursuant to an amended and restated subadvisory agreement, effective November 15, 2013, with T. Rowe Price Associates, Inc. (“T. Rowe Price”), T. Rowe Price provides investment advisory services as the Subadviser for the Fund subject to the general supervision of the Trustees and the Manager. Prior to November 15, 2013, the Fund was subadvised by Davis Selected Advisors, L.P. The Manager is entitled to a fee, computed daily and paid monthly, based on the average daily net assets of the Fund. Expenses incurred by the Fund for investment advisory and management services are reflected on the Statement of

19

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2016

Operations as “Manager fees.” For its services, the Subadviser is entitled to a fee payable by the Manager. The Manager has contractually agreed to waive fees and reimburse the Fund to limit the annual expenses, excluding interest expense (e.g., cash overdraft fees), taxes, brokerage commissions, acquired fund fees and expenses, other expenditures that are capitalized in accordance with U.S. GAAP and other extraordinary expenses not incurred in the ordinary course of the Fund’s business, based on the daily net assets of the Fund, through April 30, 2018.

For the year ended December 31, 2016, the annual rate due to the Manager and the annual expense limit were as follows:

	Annual Rate	Annual Expense Limit
AZL T. Rowe Price Capital Appreciation Fund	0.75%	1.20%

*	The Manager voluntarily reduced the management fee to 0.70% on all assets. The manager reserves the right to increase the management fee to the amount shown in the table at any time.

Any amounts contractually waived or reimbursed by the Manager in a particular fiscal year will be subject to repayment by the Fund to the Manager to the extent that from time to time through the next three fiscal years the repayment will not cause the Fund’s expenses to exceed the lesser of the stated limit at the time of the waiver or the current stated limit. Any amounts recouped by the Manager during the year are reflected on the Statement of Operations as “Recoupment of prior expenses reimbursed by the Manager.” At December 31, 2016, there were no remaining contractual reimbursements that are subject to repayment by the Fund in subsequent years.

In addition, the Manager may voluntarily waive or reimburse additional fees in order to maintain more competitive expense ratios. Any voluntary waivers or reimbursements are not subject to repayment in subsequent years. Information on the total amount waived/reimbursed by the Manager or repaid to the Manager by the Fund during the year can be found on the Statement of Operations.

Pursuant to separate agreements between the Funds and the Manager, the Manager provides a Chief Compliance Officer (“CCO”) and certain compliance oversight and regulatory filing services to the Trust. Under these agreements the Manager is entitled to an amount equal to a portion of the compensation and certain other expenses related to the individuals performing the CCO and compliance oversight services, as well as $100 per hour for time incurred in connection with the preparation and filing of certain documents with the Securities and Exchange Commission (“SEC” or the “Commission”). The fees are paid to the Manager on a quarterly basis. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administrative and compliance services fees.”

Citi Fund Services Ohio, Inc. (“Citi” or the “Administrator”), a wholly owned subsidiary of Citigroup, Inc., with which an officer of the Trust is affiliated, serves as the Trust’s administrator and fund accountant, and assists the Trust in all aspects of its administration and operation. The Administrator is entitled to a Trust-wide asset-based fee, which is based on the following schedule: 0.05% of daily average net assets on the first $4 billion, 0.04% of daily average net assets on the next $2 billion, 0.02% of daily average net assets on the next $2 billion and 0.01% of daily average net assets over $8 billion. The overall Trust-wide fees are accrued daily and paid monthly and are subject to a minimum annual fee. The Administrator is entitled to an annual fee for each additional class of shares of any Fund, certain annual fees in supporting fair value services, and a Trust-wide annual fee for providing infrastructure and support in implementing the written policies and procedures comprising the Fund’s compliance program. The Administrator is also reimbursed for certain expenses incurred. The total expenses incurred by the Fund for these services are reflected on the Statement of Operations as “Administration fees.”

Fidelity National Information Services, Inc. (“FIS”) (formerly, SunGard Investor Services LLC) serves as the Fund’s transfer agent. Under the Transfer Agent Agreement, the Trust pays FIS a fee for its services and reimburses FIS for all of their reasonable out-of-pocket expenses incurred in providing these services.

The Bank of New York Mellon (“BNY Mellon” or the “Custodian”) serves as the Trust’s custodian and securities lending agent. For these services as custodian, the Funds pay BNY Mellon a fee based on a percentage of assets held on behalf of the Funds, plus certain out-of-pocket charges.

Allianz Life Financial Services, LLC (“ALFS”), an affiliate of the Manager, serves as distributor of the Fund. ALFS receives an annual 12b-1 fee in the maximum amount of 0.25% of the Fund’s average daily net assets, plus a Trust-wide annual fee of $42,500, paid by the Manager from its profits and not by the Trust, for recordkeeping and reporting services.

In addition, certain legal fees and expenses are paid to a law firm, Dorsey & Whitney LLP, of which the Secretary of the Fund is Senior Counsel. During the year ended December 31, 2016, $13,715 was paid from the Fund relating to these fees and expenses.

Certain Officers and Trustees of the Trust are affiliated with the Manager or the Administrator. Such Officers (except for the Trust’s CCO as noted above) and Trustees receive no compensation from the Trust for serving in their respective roles. For their service to the Trust and to the Allianz Variable Insurance Products Fund of Funds Trust, each non-interested Trustee receives a $170,000 annual Board retainer; the Lead Director receives an additional $42,500 annually and the Chair of the Nominating and Corporate Governance Committee receives an additional $25,500 annually. In addition, the Trustees are reimbursed for certain expenses associated with attending Board meetings. Compensation to the Trustees is allocated between the Trust and the Allianz Variable Insurance Products Fund of Funds Trust in proportion to the assets under management of each trust. During the year ended December 31, 2016, actual Trustee compensation was $1,258,000 in total for both trusts.

4. Investment Valuation Summary

The valuation techniques employed by the Fund, as described below, maximize the use of observable inputs and minimize the use of unobservable inputs in determining fair value. The inputs used for valuing the Fund’s investments are summarized in the three broad levels listed below:

●	Level 1 — quoted prices in active markets for identical assets
●	Level 2 — other significant observable inputs (including quoted prices for similar securities, interest rates, prepayments speeds, credit risk, etc.)
●	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The Fund determines transfers between fair value hierarchy levels at the reporting period end. The inputs or methodology used for valuing investments is not necessarily an indication of the risk associated with investing in those investments.

Security prices are generally provided by an independent third party pricing service approved by the Trust’s Board of Trustees (the “Board” or “Trustees”) as of the close of the New York Stock Exchange (“NYSE”) (generally 4:00 pm Eastern Time). Equity securities are valued at the last quoted sale price or, if there is no sale, the last quoted bid price

20

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2016

is used for long securities and the last quoted ask price is used for securities sold short. Securities listed on NASDAQ Stock Market, Inc. (“NASDAQ”) are valued at the official closing price as reported by NASDAQ. In each of these situations, valuations are typically categorized as a Level 1 in the fair value hierarchy. Investments in open-end investment companies are valued at their respective net asset value as reported by such companies and are typically categorized as Level 1 in the fair value hierarchy.

Debt and other fixed income securities are generally valued at an evaluated bid price provided by an independent pricing source approved by the Trustees. To value debt securities, pricing services may use various pricing techniques which take into account appropriate factors such as market activity, yield, quality, coupon rate, maturity, type of issue, trading characteristics, call features, credit ratings and other data, as well as broker quotes. Short term securities of sufficient credit quality with sixty days or less remaining until maturity may be valued at amortized cost, which approximates fair value. In each of these situations, valuations are typically categorized as Level 2 in the fair value hierarchy.

Options are generally valued at the average of the closing bid and ask quotations on the principal exchange on which the option is traded, which are then typically categorized as Level 1 in the fair value hierarchy. The Fund generally values index options at the average of the closing bid and ask quotations on the principal exchange on which the option is traded and are typically categorized as Level 1 in the fair value hierarchy. For options where market quotations are not readily available, fair value procedures as described below may be applied.

Other assets and securities for which market quotations are not readily available, or are deemed unreliable are valued at fair value as determined in good faith by the Trustees or persons acting on the behalf of the Trustees. Fair value pricing may be used for significant events such as securities whose trading has been suspended, whose price has become stale or for which there is no currently available price at the close of the NYSE. Depending on the source and relative significance of valuation inputs, these instruments may be classified as Level 2 or Level 3 in the fair value hierarchy. The Fund utilizes a pricing service to assist in determining the fair value of securities when certain significant events occur that may affect the value of foreign securities.

In accordance with procedures adopted by the Trustees, fair value pricing may be used if events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund’s net asset value is calculated. Management identifies possible fluctuation in international securities by monitoring the increase or decrease in the value of a designated benchmark index. In the event of an increase or decrease greater than predetermined levels, the Fund may use a systematic valuation model provided by an independent third party to fair value its international equity securities which are then typically categorized as Level 2 in the fair value hierarchy.

The following is a summary of the valuation inputs used as of December 31, 2016 in valuing the Fund’s investments based upon the three levels defined above:

Investment Securities:	Level 1	Level 2	Level 3		Total

Common Stocks
Capital Markets	$25,291,763	$1,590,124	$—		$26,881,887
Household Products	—	8,145,299	—		8,145,299
Oil, Gas & Consumable Fuels	7,469,484	6,879,017	—		14,348,501
Paper & Forest Products	—	—	—	^	—	^
Professional Services	3,543,231	1,278,837	—		4,822,068
All Other Common Stocks+	588,095,552	—	—		588,095,552
Preferred Stocks+	6,010,940	—	—		6,010,940
Convertible Preferred Stocks
Banks	—	2,100,350	—		2,100,350
Multi-Utilities	—	3,899,711	—		3,899,711
All Other Covertible Preferred Stocks+	7,721,451	—	—		7,721,451
Right	—	54,131	—		54,131
Asset Backed Securities	—	1,907,923	—		1,907,923
Bank Loans	—	28,701,247	—		28,701,247
Floating Rate Loans+	—	3,205,860	—		3,205,860
Corporate Bonds	—	191,800,091	—		191,800,091
Foreign Bonds+	—	1,875,912	—		1,875,912
Yankee Dollars+	—	30,018,960	—		30,018,960
Purchased Call Option	—	313,351	—		313,351
Securities Held as Collateral for Securities on Loan	—	63,658,817	—		63,658,817
Unaffiliated Investment Company	66,971,085	—	—		66,971,085

Total Investment Securities	705,103,506	345,429,630	—	^	1,050,533,136

Other Financial Instruments:*
Written Options	—	(5,107,620)	—		(5,107,620)

Total Investments	$705,103,506	$340,322,010	$—	^	$1,045,425,516

^	Represents the interest in securities that were determined to have a value of zero at December 31, 2016.

+	For detailed industry descriptions, see the accompanying Schedule of Portfolio Investments.

*	Other Financial Instruments would include any derivative instruments, such as written options contracts. These investments are generally recorded in the financial statements at the unrealized gain or loss on the investment.

A reconciliation of assets in which Level 3 inputs are used in determining fair value, along with additional quantitative disclosures, are presented when there are significant Level 3 investments at the end of the period.

21

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2016

5. Security Purchases and Sales

For the year ended December 31, 2016, cost of purchases and proceeds from sales of securities (excluding securities maturing less than one year from acquisition) were as follows:

	Purchases	Sales
AZL T. Rowe Price Capital Appreciation Fund	$1,163,606,177	$921,289,653

6. Restricted Securities

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933 (the “1933 Act”) or pursuant to the resale limitations provided by Rule 144A under the 1933 Act, or an exemption from the registration requirements of the 1933 Act. Whether a restricted security is illiquid is determined pursuant to guidelines established by the Trustees. Not all restricted securities are considered illiquid. The illiquid restricted securities held as of December 31, 2016 are identified below.

Security	Acquisition Date(a)	Acquisition Cost	Shares or Principal Amount	Fair Value	Percentage of Net Assets

Sino-Forest Corp.	1/31/13	$—	488,000	$—	—%

(a)	Acquisition date represents the initial purchase date of the security.

7. Investment Risks

Bank Loan Risk: There are a number of risks associated with an investment in bank loans including credit risk, interest rate risk, liquidity risk and prepayment risk. Lack of an active trading market, restrictions on resale, irregular trading activity, wide bid/ask spreads and extended trade settlement periods may impair the Fund’s ability to sell bank loans within its desired time frame or at an acceptable price and its ability to accurately value existing and prospective investments. Extended trade settlement periods may result in cash not being immediately available to the Fund. As a result, the Fund may have to sell other investments or engage in borrowing transactions to raise cash to meet its obligations. The risk of holding bank loans is also directly tied to the risk of insolvency or bankruptcy of the issuing banks. These risks could cause the Fund to lose income or principal on a particular investment, which in turn could affect the Fund’s returns. The value of bank loans can be affected by and sensitive to changes in government regulation and to economic downturns in the United States and abroad. Bank loans generally are floating rate loans, which are subject to interest rate risk as the interest paid on the floating rate loans adjusts periodically based on changes in widely accepted reference rates.

Derivatives Risk: The Fund may invest in derivatives as a principal strategy. A derivative is a financial contract whose value depends on, or is derived from, the value of an underlying asset, reference rate, or risk. Use of derivative instruments involves risks different from, or possibly greater than, the risks associated with investing directly in securities and other traditional investments. Derivatives are subject to a number of other risks, such as liquidity risk, interest rate risk, market risk, credit risk, and selection risk. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value may not correlate perfectly with the underlying asset, rate, or index. Using derivatives may result in losses, possibly in excess of the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances. The counterparty to a derivatives contract could default. As required by applicable law, a Fund that invests in derivatives segregates cash or liquid securities, or both, to the extent that its obligations under the instrument are not covered through ownership of the underlying security, financial instrument, or currency.

Foreign Securities and Currencies Risk: Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of domestic issuers. Such risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, political or social instability or diplomatic developments which could adversely affect investments in those securities.

8. Federal Tax Information

It is the policy of the Fund to continue to qualify as a regulated investment company by complying with the provisions available to certain investment companies, as defined under Subchapter M of the Internal Revenue Code, and to make distributions of net investment income and net realized gains sufficient to relieve it from all, or substantially all, federal income taxes. Accordingly, no provisions for federal income taxes are required in the financial statements.

Management of the Fund has reviewed tax positions taken in tax years that remain subject to examination by all major tax jurisdictions, including federal (i.e., the last four tax year ends and the interim tax period since then, as applicable). Management believes that there is no tax liability resulting from unrecognized tax benefits related to uncertain tax positions taken.

Cost of securities for federal income tax purposes at December 31, 2016 is $982,946,966. The gross unrealized appreciation/(depreciation) on a tax basis is as follows:

Unrealized appreciation	$76,248,292
Unrealized (depreciation)	(8,662,122)

Net unrealized appreciation/(depreciation)	$67,586,170

22

AZL T. Rowe Price Capital Appreciation Fund

Notes to the Financial Statements

December 31, 2016

The tax character of dividends paid to shareholders during the year ended December 31, 2016 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$22,575,788	$40,235,670	$62,811,458

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

The tax character of dividends paid to shareholders during the year ended December 31, 2015 were as follows:

	Ordinary Income	Net Long-Term Capital Gains	Total Distributions(a)
AZL T. Rowe Price Capital Appreciation Fund	$25,025,860	$15,956,972	$40,982,832

(a)	Total distributions paid may differ from the Statements of Changes in Net Assets because dividends are recognized when actually paid for tax purposes.

At December 31, 2016, the components of accumulated earnings on a tax basis were as follows:

	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Capital and Other Losses	Unrealized Appreciation/ Depreciation(a)	Total Accumulated Earnings/ (Deficit)
AZL T. Rowe Price Capital Appreciation Fund	$14,880,613	$39,425,916	$—	$67,955,039	$122,261,568

(a)	The difference between book-basis and tax-basis unrealized appreciation/depreciation is attributable primarily to tax deferral of losses on wash sales.

9. Investment Company Reporting Modernization

In October 2016, the SEC released its Final Rules on Investment Company Reporting Modernization (the “Rules”). The Rules which introduce two new regulatory reporting forms for investment companies — Form N-PORT and Form N-CEN — also contain amendments to Regulation S-X which require standardized, enhanced disclosures about derivatives in investment company financial statements, as well as other amendments. The amendments are effective for filings made with the SEC after August 1, 2017. Management is currently evaluating the impact of the amendments on the fund’s financial statements. The adoption will have no effect on the Funds’ net assets or results of operations.

10. Subsequent Events

Management of the Fund has evaluated the need for additional disclosures or adjustments resulting from events through the date the financial statements were issued. Based on this evaluation, there were no subsequent events to report that would have material impact on the Fund’s financial statements.

23

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Shareholders and Board of Trustees of

Allianz Variable Insurance Products Trust:

We have audited the accompanying statement of assets and liabilities of AZL T. Rowe Price Capital Appreciation Fund (the “Fund”) of the Allianz Variable Insurance Products Trust, including the schedule of portfolio investments, as of December 31, 2016, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian and brokers or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of AZL T. Rowe Price Capital Appreciation Fund as of December 31, 2016, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

/s/ KPMG LLP

Columbus, Ohio

February 24, 2017

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Other Federal Income Tax Information (Unaudited)

For the year ended December 31, 2016, 35.57% of the total ordinary income dividends paid by the Fund qualify for the corporate dividends received deductions available to corporate shareholders.

During the year ended December 31, 2016, the Fund declared net short-term capital gain distributions of $12,969,935.

During the year ended December 31, 2016, the Fund declared net long-term capital gain distributions of $40,235,670.

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Other Information (Unaudited)

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available, without charge, upon request, by visiting the Securities and Exchange Commission’s (“Commission”) website at www.sec.gov, or by calling 800-624-0197.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30th is available (i) without charge, upon request, by calling 800-624-0197; (ii) on the Allianz Variable Insurance Products Trust’s website at https://www.allianzlife.com; and (iii) on the Commission’s website at http://www.sec.gov.

The Fund files complete Schedules of Portfolio Holdings with the Commission for the first and third quarters of each fiscal year on Form N-Q. Schedules of Portfolio Holdings for the Fund in this report are available without charge on the Commission’s website at http://www.sec.gov, or may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

26

Approval of Investment Advisory and Subadvisory Agreements — October 25, 2016 (Unaudited)

The Allianz Variable Insurance Products Trust (the “Trust”) is a manager-of-managers fund. That means that the Trust’s Manager (“Allianz Investment Management LLC”) is responsible for monitoring the various Subadvisers that have day-to-day responsibility for the decisions made for each of the Trust’s investment portfolios. The Trust’s Manager is responsible for determining, in the first instance, which investment advisers to consider recommending for selection as a Subadviser.

In reviewing the services provided by the Manager and the terms of the investment management agreement, the Board receives and reviews information related to the Manager’s experience and expertise in the variable insurance marketplace. Currently, the Funds are offered only through variable annuities and variable life insurance policies, and not in the retail fund market. In addition, the Board receives information regarding the Manager’s expertise with regard to portfolio diversification and asset allocation requirements within variable insurance products issued by Allianz Life Insurance Company of North America and its subsidiary, Allianz Life Insurance Company of New York. Currently, the Funds are offered only through Allianz Life and Allianz of New York variable products.

The Trust’s Manager has adopted policies and procedures to assist it in the process of analyzing each potential Subadviser with expertise in particular asset classes for purposes of making the recommendation that a specific investment adviser be selected. The Trust’s Board reviews and considers the information provided by the Manager in deciding which investment advisers to select. After an investment adviser becomes a Subadviser, a similarly rigorous process is instituted by the Manager to monitor the investment performance and other responsibilities of the Subadviser. The Manager reports to the Trust’s Board on its analysis at the regular meetings of the Board, which are held at least quarterly. Where warranted, the Manager will add or remove a particular Subadviser from a “watch” list that it maintains. Watch list criteria include, for example: (a) Fund performance over various time periods; (b) Fund risk issues, such as changes in key personnel involved with Fund management, changes in investment philosophy or process, or “capacity” concerns; and (c) organizational risk issues, such as regulatory, compliance or legal concerns, or changes in the ownership of the Subadviser. The Manager may place a Fund on the watch list for other reasons, and if so, will explain its rationale to the Trustees. Funds which are on the watch list are subject to special scrutiny of the Manager and the Board of Trustees. Funds may be removed from such watch list, if for example, performance improves or regulatory matters are satisfactorily resolved. However, in some situations where Funds which have been on the watch list, the Manager has recommended the retention of a new Subadviser, and the Board of Trustees has subsequently approved new Subadvisory Agreements with such Subadvisers.

In assessing the Manager’s and Subadvisers’ (collectively, the “Advisory Organizations”), performance of their obligations, the Board considers whether there has occurred a circumstance or event that would constitute a reason for it to not renew an advisory contract. In this regard, the Board is mindful of the potential disruption of a Fund’s operations and various risks, uncertainties and other effects that could occur as a result of a decision to terminate or not renew a contract.

As required by the Investment Company Act of 1940 (“1940 Act”), the Trust’s Board has reviewed and approved the Trust’s Investment Management Agreement with the Manager (the “Advisory Agreement”) and portfolio management agreements (the “Subadvisory Agreements”) with the Subadvisers. The Board’s decision to approve these contracts reflects the exercise of its business judgment on whether to approve new arrangements and continue the existing arrangements. During its review of these contracts, the Board considers many factors, among the most material of which are: the Fund’s investment objectives and long term performance; the Advisory Organizations’ management philosophy, personnel, and processes, including their compliance history and the adequacy of their compliance processes; the preferences and expectations of Fund shareholders (and underlying contract owners) and their relative sophistication; the continuing state of competition in the mutual fund industry; and comparable fees in the mutual fund industry.

The Board also considers the compensation and benefits received by the Advisory Organizations. This includes fees received for services provided to the Fund by affiliated persons of the Advisory Organizations and research services received by the Advisory Organizations from brokers that execute Fund trades, as well as advisory fees. The Board considered the fact that: (1) the Manager and the Trust are parties to an Administrative Service Agreement and a Compliance Services Agreement, under which the Manager is compensated by the Trust for performing certain administrative and compliance services including providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer; and (2) Allianz Life Financial Services, LLC, an affiliated person of the Manager, is a registered securities broker-dealer and receives (along with its affiliated persons) payments made by the Trust pursuant to Rule 12b-1.

The Board is aware that various courts have interpreted provisions of the 1940 Act and have indicated in their decisions that the following factors may be relevant to an adviser’s compensation: the nature and quality of the services provided by the adviser, including the performance of the fund; the adviser’s cost of providing the services; the extent to which the adviser may realize “economies of scale” as the fund grows larger; any indirect benefits that may accrue to the adviser and its affiliates as a result of the adviser’s relationship with the fund; performance and expenses of comparable funds; and the extent to which the independent Board members are fully informed about all facts bearing on the adviser’s service and fee. The Trust’s Board is aware of these factors and takes them into account in its review of the Trust’s advisory contracts.

The Board considered and weighed these circumstances in light of its experience in governing the Trust and working with the Advisory Organizations on matters relating to the Funds, and is assisted in its deliberations by the advice of legal counsel to the Independent Trustees. In this regard, the Board requests and receives a significant amount of information about the Funds and the Advisory Organizations. Some of this information is provided at each regular meeting of the Board; additional information is provided in connection with the particular meeting or meetings at which the Board’s formal review of an advisory contract occurs. In between regularly scheduled meetings, the Board may receive information on particular matters as the need arises. Thus, the Board’s evaluation of an advisory contract is informed by reports covering such matters as: an Advisory Organization’s investment philosophy, personnel, and processes; the Fund’s short- and long-term performance (in absolute terms as well as in relationship to its benchmark(s), certain competitor or “peer group” funds and similar funds managed by the particular Subadviser), and comments on the reasons for performance; the Fund’s expenses (including the advisory fee itself and the overall expense structure of the Fund, both in absolute terms and relative to similar and/or competing funds, with due regard for contractual or voluntary expense limitations); the use and allocation of brokerage commissions derived from trading the Fund’s portfolio securities; the nature and extent of the advisory and other services provided to the Fund by the Advisory Organizations and their affiliates; compliance and audit reports concerning the Funds and the companies that service them; and relevant developments in the mutual fund industry and how the Funds and/or Advisory Organizations are responding to them.

The Board also receives financial information about Advisory Organizations, including reports on the compensation and benefits the Advisory Organizations derive from their relationships with the Funds. These reports cover not only the fees under the advisory contracts, but also fees, if any, received for providing other services to the Funds. The reports also discuss any indirect or “fall out” benefits an Advisory Organization may derive from its relationship with the Funds.

The Advisory and Subadvisory Agreements (collectively, the “Agreements”) were most recently considered at Board of Trustees meetings held in the fall of 2016. Information relevant to the approval of such Agreements was considered at a telephonic Board of Trustees meeting on October 19, 2016, and at an “in person” Board of Trustees meeting held October 25, 2016. The Agreements were approved at the Board meeting of October 25, 2016. At such meeting the Board also approved an Expense Limitation Agreement between the Manager and the Trust for the period ending April 30, 2018. In connection with such meetings, the Trustees requested and evaluated extensive materials from the Manager, including performance and expense information for other investment companies with similar investment objectives derived from data compiled by an independent third party provider and other sources believed to be reliable by the Manager. Prior to voting, the Trustees reviewed the proposed approval/continuance of the Agreements with management and with experienced counsel who are independent of the Manager and received a memorandum from such counsel discussing the legal standards for their consideration of the proposed approvals/continuances. The independent (“disinterested”) Trustees also discussed the proposed approvals/continuances in a private session with such counsel at which no representatives of the Manager were present. In reaching their determinations relating to the approval and/or continuance of

27

the Agreements, in respect of each Fund, the Trustees considered all factors they believed relevant. The Board based its decision to approve the Agreements on the totality of the circumstances and relevant factors, and with a view to past and future long-term considerations. Not all of the factors and considerations discussed above and below are necessarily relevant to every Fund, and the Board did not assign relative weights to factors discussed herein or deem any one or group of them to be controlling in and of themselves.

An SEC Rule requires that shareholder reports include a discussion of certain factors relating to the selection of investment advisers and the approval of advisory fees. The “factors” enumerated by the SEC are set forth below in italics, as well as the Board’s conclusions regarding such factors:

(1) The nature, extent and quality of services provided by the Manager and Subadvisers. The Trustees noted that the Manager, subject to the control of the Board of Trustees, administers each Fund’s business and other affairs. Under the Advisory Agreement, the Manager holds the sole and exclusive responsibility to provide, or arrange for other to provide, the management of the Funds’ assets and the placement of orders for the purchase and sale of the securities of the Funds. As the Trust is a manager of managers fund, the Manager is authorized, under the Advisory Agreement, to retain one or more Subadvisers for each Fund to handle day-to-day management of the Funds’ investment portfolios; the Manager is responsible for determining, in the first instance, which investment advisers to recommend to the Board of Trustees for selection as a Subadviser. The Trustees were aware that, notwithstanding the retention of the Subadvisers to handle day-to-day portfolio management, the Manager remains responsible for substantial other matters, including continuously monitoring compliance by each Subadviser with the investment policies and restrictions of the respective Funds, with such other limitations or directions of the Board of Trustees, and with all legal requirements under federal or state law or regulation. The Manager also is responsible primarily to provide statistical information and other data to the Trustees regarding the Funds’ portfolio investments and to make available to the Funds’ administrator such information as is necessary for the conduct of its duties.

The Trustees also noted that the Manager provides the Trust and each Fund with such administrative and other services (exclusive of, and in addition to, any such services provided by any others retained by the Trust on behalf of the Funds) and executive and other personnel as are necessary for the operation of the Trust and the Funds. Except for the Trust’s Chief Compliance Officer, the Manager pays all of the compensation of Trustees and officers of the Trust who are employees of the Manager or its affiliates.

The Trustees considered the scope and quality of services provided by the Manager and the Subadvisers and noted that the scope of such services provided had expanded as a result of recent regulatory and other developments. The Trustees noted that, for example, the Manager and Subadvisers are responsible for maintaining and monitoring their own compliance programs, and these compliance programs are continuously refined and enhanced in light of new regulatory requirements. The Trustees considered the capabilities and resources which the Manager has dedicated to performing services on behalf of the Trust and its Funds. The quality of administrative and other services, including the Manager’s role in coordinating the activities of the Trust’s other service providers, also were considered. The Trustees concluded that, overall, they were satisfied with the nature, extent and quality of services provided (and expected to be provided) to the Trust and to each of the Funds under the Agreements.

(2) The investment performance of the Funds, the Manager and the Subadvisers. In connection with every in-person quarterly Board of Trustees meeting, Trustees receive extensive information on the performance results of each of the Funds. This includes performance information on all of the Funds for the previous quarter, and previous one, three and five-year periods, and since inception. (For Funds which have been in existence for less than five years, Trustees may receive performance information on comparable funds managed by the particular Subadviser for periods prior to the creation of a particular Fund.) Such performance information includes information on absolute total return, performance versus the appropriate benchmark(s), and performance versus peer groups. For example, in connection with the Board of Trustees meeting held October 25, 2016, the Manager reported that for the three year period ended June 30, 2016, seven Funds were in the top 40%, two were in the middle 20% and three were in the bottom 40%, and for the one year period ended June 30, 2016, twelve Funds were in the top 40%, three were in the middle 20%, and four were in the bottom 40%. The Manager also reported that for the five year period ended June 30, 2016, six Funds were in the top 40%, one was in the middle 20%, and three were in the bottom 40%. At the Board of Trustees meeting held October 25, 2016, the Trustees determined that the overall investment performance of the Funds was acceptable.

(3) The costs of services to be provided and profits to be realized by the Manager and the Subadvisers and their affiliates from their relationship with the Funds. The Manager has supplied information to the Board of Trustees pertaining to the level of investment advisory fees to which the Funds are subject. The Manager has agreed to temporarily “cap” Fund expenses at certain levels, and information is provided to Trustees setting forth “contractual” advisory fees and “actual” fees after taking expense caps into account. Based upon the information provided, the “actual” advisory fees payable by the Funds overall are generally comparable to the average level of fees paid by Fund peer groups. For the twenty Funds reviewed by the Board of Trustees in the fall of 2016, seventeen Funds paid “actual” advisory fees in a percentage amount within the 65th percentile or lower for each Fund’s applicable category. The Trustees recognized that it is difficult to make comparisons of advisory fees because there are variations in the services that are included in the fees paid by other funds. The Board has concluded that the advisory fees to be paid to the Manager by the Funds are not unreasonable.

The Manager has also supplied information to the Board of Trustees pertaining to total Fund expenses (which includes advisory fees, the 25 basis point 12b-1 fee paid by the Funds, and other Fund expenses). As noted above, the Manager has agreed to “cap” Fund expenses at certain levels. Based upon the information provided, the overall total expense ratio ranking in 2016 for the twenty-one Funds was as follows; (1) eighteen of the Funds had total expense rankings below the 65th percentile (with eleven Funds at or below the 50th percentile); (2) the AZL Russell 1000 Growth Index Fund had a total expense ranking in the 66th percentile, but there was only a very limited peer group for such Fund, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; (3) the AZL International Index Fund had a total expense ranking in the 75th percentile, but there was only a limited peer group for such Fund, the actual management fee was in the 37th percentile, and it was expected that after October 2016 there would be a large increase in Fund assets which would cause the expense ratio to decline; and (4) for the AZL Morgan Stanley Global Real Estate Fund, which had a total expense ranking in the 70th percentile, the Manager recommended a temporary management fee waiver of 5 basis points, effective November 1, 2016, which would move the management fee ranking from the 80th to the 60th percentile.

The Manager has committed to providing the Funds with a high quality of service and working to reduce Fund expenses over time, particularly as the Funds grow larger. The Trustees concluded therefore that the expense ratios of the Funds were not unreasonable.

The Manager provided information concerning the profitability of the Manager’s investment advisory activities for the period from 2013 through June 30, 2016. The Trustees recognized that it is difficult to make comparisons of profitability from investment company advisory agreements because comparative information is not generally publicly available and is affected by numerous factors, including the structure of the particular adviser, the types of funds it manages, its business mix, numerous assumptions regarding allocation of expenses and the adviser’s capital structure and cost of capital. In considering profitability information, the Trustees considered the possible effect of certain fall-out benefits to the Manager and its affiliates. The Trustees focused on profitability of the Manager’s relationships with the Funds before taxes and distribution expenses. The Trustees recognized that the Manager should, in the abstract, be entitled to earn a reasonable level of profits for the services it provides to each Fund and, based on their review, concluded that they were satisfied that the Manager’s level of profitability from its relationship with the Funds was not excessive.

The Manager, on behalf of the Board of Trustees, endeavored to obtain information on the profitability of each Subadviser in connection with its relationship with the Fund or Funds which it subadvises. The Manager was unable to obtain meaningful profitability information from some of the unaffiliated Subadvisers. The Manager assured the Board of Trustees that the Agreements with the Subadvisers, all of which currently are not affiliated with it were negotiated on an “arm’s length” basis, so that arguably, such profitability information should be less relevant. Trustees recognized the difficulty of allocating costs to multiple advisory accounts and products of a large advisory organization. Based upon the information provided, the Trustees determined that there was no evidence that the level of such profitability attributable to subadvising the Funds was excessive.

28

(4) and (5) The extent to which economies of scale would be realized as the Funds grow, and whether fee levels reflect these economies of scale. The Trustees noted that most of the advisory fee schedules for the Funds do not contain breakpoints that reduce the fee rate on assets above specified levels, although certain Subadvisory Agreements have such “breakpoints.” The Trustees recognized that breakpoints may be an appropriate way for the Manager to share its economies of scale, if any, with Funds that have substantial assets. However, they also recognized that there may not be a direct relationship between any economies of scale realized by Funds and those realized by the Manager as assets increase. The Trustees do not believe there is a uniform methodology for establishing breakpoints that give effect to Fund-specific service provided by the Manager. The Trustees noted that in the fund industry as a whole, as well as among funds similar to the Funds, there is no uniformity or pattern in the fees and asset levels at which breakpoints (if any) apply. Depending on the age, size, and other characteristics of a particular fund and its manager’s cost structure, different conclusions can be drawn as to whether there are economies of scale to be realized at any particular level of assets, notwithstanding the intuitive conclusion that such economies exist, or will be realized at some level of total assets. Moreover, because different managers have different cost structures and service models, it is difficult to draw meaningful conclusions from the breakpoints that may have been adopted by other funds. The Trustees also noted that the advisory agreements for many funds do not have breakpoints at all, or if breakpoints exist, they may be at asset levels significantly greater than those of the individual Funds. The Trustees also noted that the total assets in all of the Funds as of June 30, 2016 were approximately $6.4 billion, and that no single Fund had assets in excess of $1,289 million.

The Trustees noted that the Manager has agreed to temporarily “cap” Fund expenses at certain levels, which has the effect of reducing expenses as would the implementation of advisory fee breakpoints. The Manager has committed to continue to consider the continuation of fee “caps” and/or advisory fee breakpoints as the Funds grow larger. The Board receives quarterly reports on the level of Fund assets. It expects to consider whether or not to approve the Agreements at a meeting to be held prior to December 31, 2017, and will at that time, or prior thereto, consider: (a) the extent to which economies of scale can be realized, and (b) whether the advisory fee should be modified to reflect such economies of scale, if any.

Having taken these factors into account, the Trustees concluded that the absence of breakpoints in certain of the Funds’ advisory fee rate schedules was acceptable under each Fund’s circumstances.

29

Information about the Board of Trustees and Officers (Unaudited)

The Trust is managed by the Trustees in accordance with the laws of the state of Delaware governing business trusts. There are currently eight Trustees, two of whom are an “interested persons” of the Trust within the meaning of that term under the 1940 Act. The Trustees and Officers of the Trust, their addresses, ages, their positions held with the Trust, their terms of office with the Trust and length of time served, their principal occupation(s) during the past five years, the number of portfolios in the Trust they oversee, and their other directorships held during the past five years are as follows:

Non-Interested Trustees(1)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Peter R. Burnim, Age 69 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/07	Consultant/Chair, various companies: Chairman, LDN Risk Management and subsidiaries, July 2015 to present; Chairman, Argus Investment Strategies Fund Ltd., February 2013 to present; Managing Director, iQ Venture Advisors, LLC. 2005 to present; Chairman, Northstar Group Holdings Ltd. Bermuda, 2011 to present; and Expert Witness, Massachusetts Department of Revenue, 2011 to present.	35	Argus Group Holdings and Subsidiaries; Northstar Group Holdings, NRIL, Sterling Centrecorp Inc.; Highland Financial Holdings; Bank of Bermuda NY; Sterling Trust (Cayman) Ltd.; and LDN Risk Management and Subsidiaries.
Peggy L. Ettestad, Age 59 5701 Golden Hills Drive Minneapolis, MN 55416	Lead Independent Trustee	Since 10/14 (Trustee since 2/07)	Managing Director, Red Canoe Management Consulting LLC, 2008 to present	35	Luther College
Roger A. Gelfenbien, Age 73 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Partner of Accenture 1983 to 1999	35	Virtus Funds (8 Funds)
Claire R. Leonardi, Age 61 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Chief Executive Officer, Health eSense Inc., 2015 to Present; CEO, Connecticut Innovations, Inc., 2012 to 2015; General Partner, Fairview Capital, L.P., 1994 to 2012	35	reSet Social Enterprise Investment Fund; Connecticut Technology Council; and Connecticut Bioscience Innovation Fund
Dickson W. Lewis, Age 68 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 2/04	Retired; Vice President/General Manager, Yearbooks & Canada-Lifetouch National School Studios, 2006 to 2013; Vice President/General Manager of Jostens, Inc., 2002 to 2006; Senior Vice President of Fortis Group, 1997 to 2002	35	None
Arthur C. Reeds III, Age 72 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 10/99	Retired; Senior Investment Officer, Hartford Foundation for Public Giving, 2000 to 2003; Chairman, Chief Executive and President of Conning Corp., 1999 to 2000	35	Connecticut Water Service, Inc.

Interested Trustees(3)

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years	Number of Portfolios Overseen for Allianz VIP and VIP FOF Trust	Other Directorships Held Outside the AZL Fund Complex During Past 5 Years
Robert DeChellis, Age 49* 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 3/08	President and CEO, Allianz Life Financial Services, LLC, 2007 to present	35	None
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	Trustee	Since 6/11	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present	35	None

*	Mr. DeChellis resigned from the Board of Trustees effective December 31, 2016, as a result of taking another position within Allianz.

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Officers

Name, Address, and Age	Positions Held with Allianz VIP and VIP FOF Trust	Term of Office(2)/Length of Time Served	Principal Occupation(s) During Past 5 Years
Brian Muench, Age 46 5701 Golden Hills Drive Minneapolis, MN 55416	President	Since 11/10	President, Allianz Investment Management LLC, November 2010 to present; Vice President, Allianz Life, April 2011 to present.
Michael Radmer, Age 71 Dorsey & Whitney LLP, Suite 1500 50 South Sixth Street Minneapolis, MN 55402-1498	Secretary	Since 02/02	Senior Counsel (previously, Partner), Dorsey and Whitney LLP since 1976.
Bashir C. Asad, Age 54 Citi Fund Services Ohio, Inc. 4400 Easton Commons, Suite 200 Columbus, OH 43219	Treasurer, Principal Accounting Officer and Principal Financial Officer	Since 06/16	Senior Vice President, Citi Fund Services Ohio, Inc.
Chris R. Pheiffer, Age 48 5701 Golden Hills Drive Minneapolis, MN 55416	Chief Compliance Officer(4) and Anti- Money Laundering Compliance Officer	Since 02/14	Chief Compliance Officer of the VIP Trust and the FOF Trust, February 2014 to present; Deputy Chief Compliance Officer of the VIP Trust and the FOF Trust and Compliance Director, Allianz Life, February 2007 to February 2014.

(1)	Member of the Audit Committee.

(2)	Indefinite.

(3)	Is an “interested person”, as defined by the 1940 Act, due to employment by Allianz.

(4)	The Manager and the Trust are parties to a Chief Compliance Officer Agreement under which the Manager is compensated by the Trust for providing an employee of the Manager or one of its affiliates to act as the Trust’s Chief Compliance Officer. The Chief Compliance Officer and Anti-Money Laundering Compliance Officer is not considered a corporate officer or executive employee of the Trust.

The Fund’s Statement of Additional Information (“SAI”) contains additional information about the Fund’s Trustees and Officers. The SAI is available upon request, without charge, by calling toll free 1-800-624-0197.

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The Allianz VIP Funds are distributed by Allianz Life Financial Services, LLC. These Funds are not FDIC Insured.	ANNRPT1216 2/17

Item 2. Code of Ethics.

(a)	The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. This code of ethics is included as an Exhibit.

(b)	During the period covered by the report, with respect to the registrant’s code of ethics that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions; there have been no amendments to, nor any waivers granted from, a provision that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item 2.

Item 3. Audit Committee Financial Expert.

3(a)(1)	The registrant’s board of directors has determined that the registrant has at least one audit committee financial expert serving on its audit committee.

3(a)(2)	The audit committee financial expert is Arthur C. Reeds III, who is “independent” for purposes of this Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

		2016	2015
(a)	Audit Fees	$357,000	$476,000
(b)	Audit-Related Fees	$42,000	$5,500

The 2016 fees relate to the consent on Form N-1A for the annual registration statement and review of the Form N-14 filed with the Securities Exchange Commission paid to KPMG LLP. The 2015 fees relate to the review of post-effective registration statements paid to KPMG LLP.

		2016	2015
(c)	Tax Fees	$168,300	$149,760

The 2016 fees relate to the preparation of the registrant’s federal income tax returns and review of the final tax calculation and tax opinions and preparation of Form 966 for merged or liquidated funds. The 2015 fees relate to the preparation of the registrant’s tax returns and tax reclaim and international tax consulting services.

		2016	2015
(d)	All Other Fees	$0	$0

4(e)(1)	The Audit Committee (“Committee”) of the Registrant is responsible for pre-approving all audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Before the Registrant engages the independent auditor to render a service, the engagement must be either specifically approved by the Committee or entered into pursuant to the pre-approval policy. The Committee may delegate preapproval authority to one or more of its members. The member or members to whom such authority is delegated shall report any pre-approval decisions to the Committee at its next scheduled meeting. The Committee may not delegate to management the Committee’s responsibilities to pre-approve services performed by the independent auditor. The Committee has delegated pre-approval authority to its Chairman for any services not exceeding $10,000.

4(e)(2)	During the previous two fiscal years, the Registrant did not receive any non-audit services pursuant to a waiver from the audit committee approval or pre-approval requirement under paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

4(f)	Not applicable

	2016	2015
4(g)	$210,300	$155,260

4(g)	Aggregate non-audit fees billed by KPMG for services rendered to the Registrant and the investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) and any entity controlling, controlled by, or under common control with the adviser that provided ongoing services to the registrant:

Item 5.	Audit Committee of Listed Registrants.

Not applicable.

Item 6.	Investments.

(a)	The Schedule of Investments as of the close of the reporting period are included as part of the report to shareholders filed under Item 1 of the Form N-CSR.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive officer and principal financial officer have concluded, based on their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures are adequately designed and are operating effectively to ensure that information required to be disclosed by the registrant on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms.

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that have materially affected or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	The code of ethics that is the subject of the disclosure required by Item 2 is attached hereto.

(a)(2)	Certifications pursuant to Rule 30a-2(a) are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) are furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	Allianz Variable Insurance Products Trust

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date	February 24, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Brian Muench
Brian Muench, Principal Executive Officer

Date	February 24, 2017

By (Signature and Title)	/s/ Bashir C. Asad
Bashir C. Asad, Principal Financial Officer & Principal Accounting Officer

Date	February 24, 2017